UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-05201

Thornburg Investment Trust

(Exact name of registrant as specified in charter)

119 East Marcy Street, Santa Fe, New Mexico	87501

(Address of principal executive offices)	(Zip code)

Garrett Thornburg, 119 East Marcy Street, Santa Fe, New Mexico 87501

(Name and address of agent for service)

Registrant’s telephone number, including area code: 505-984-0200

Date of fiscal year end: September 30, 2006

Date of reporting period: September 30, 2006

Item 1. Reports to Stockholders

The following annual reports are attached hereto, in order:

Thornburg Limited Term Municipal Fund

Thornburg Limited Term Municipal Fund Class I

Thornburg California Limited Term Municipal Fund

Thornburg California Limited Term Municipal Fund Class I

Thornburg Intermediate Municipal Fund

Thornburg Intermediate Municipal Fund Class I

Thornburg New Mexico Intermediate Municipal Fund

Thornburg New York Intermediate Municipal Fund

Thornburg Limited Term Income Funds

Thornburg Limited Term Income Funds Class I

Thornburg Value Fund

Thornburg Value Fund Class I

Thornburg International Value Fund

Thornburg International Value Fund Class I

Thornburg Core Growth Fund

Thornburg Core Growth Fund Class I

Thornburg Investment Income Builder Fund

Thornburg Investment Income Builder Fund Class I

Thornburg Global Opportunities Fund

Thornburg Global Opportunities Fund Class I

Thornburg Investment Management®

Strategies for Building Wealth

Thornburg Limited Term Municipal Fund

Informational Brochure and
Annual Report – September 30, 2006

The annual report and accompanying brochure are submitted for the general information of shareholders of the Fund. It is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus. If you have not received a prospectus, one can be obtained from your financial advisor, online at www.thornburg.com/download, or by calling 800-847-0200. Carefully consider information in the prospectus regarding the Fund's investment objectives and policies, risks, sales charges, expenses, experience of its management, marketability of shares, and other information. Read it carefully before you invest or send money. Performance data quoted represents past performance and does not guarantee future results.

Thornburg Limited Term Municipal Fund

Laddering – an All Weather Strategy

The Fund’s primary investment objective is to obtain as high a level of current income exempt from Federal individual income taxes as is consistent, in the view of the Fund’s investment advisor, with preservation of capital (may be subject to Alternative Minimum Tax). The secondary goal of the Fund is to reduce expected changes in its share price compared to longer intermediate and long-term bond portfolios.

This Fund is a laddered portfolio of municipal bonds with an average maturity of five years or less. Laddering involves building a portfolio of bonds with staggered maturities so that a portion of the portfolio matures each year; cash from maturing bonds, if not needed for other purposes, is invested in bonds with longer maturities at the far end of the ladder. The strategy is a good compromise for managing different types of risk.

Thornburg Bond Funds

•	Thornburg Limited Term Municipal Fund

•	Thornburg Intermediate Municipal Fund

•	Thornburg California Limited Term Municipal Fund

•	Thornburg New Mexico Intermediate Municipal Fund

•	Thornburg New York Intermediate Municipal Fund

•	Thornburg Limited Term U.S. Government Fund

•	Thornburg Limited Term Income Fund

Thornburg invests in short- and intermediate-term investment grade bonds. We ladder the maturities of individual bonds in the portfolios to moderate risk. Laddering involves building a portfolio of bonds with staggered maturities so that a portion of the portfolio will mature each year. We apply this disciplined process in all interest rate environments.

Thornburg Equity Funds

•	Thornburg Value Fund

•	Thornburg International Value Fund

•	Thornburg Core Growth Fund

•	Thornburg Investment Income Builder Fund

•	Thornburg Global Opportunities Fund

Thornburg’s equity research uses a fundamental, yet comprehensive, analytical approach. We invest when and where we perceive compelling value. Thornburg equity funds focus on a limited number of securities so that each holding can impact performance. The equity team searches for firms believed to have a promising future and seeks to buy shares of those companies at a discount to their intrinsic value.

More information at www.thornburg.com

Reduce paper clutter. Receive your shareholder reports and prospectus online instead of through traditional mail. Sign up at www.thornburg.com/edelivery

2	This page is not part of the Annual Report.

Message

from the Chairman

Garrett Thornburg

Chairman & CEO

November 10, 2006

Dear Fellow Shareholder:

Thornburg Investment Management has a clear mission: to preserve and increase the real wealth of our shareholders. We aspire to accomplish this through a family of laddered bond funds that focus on quality, stability, and minimization of risk over time, and through a range of equity funds that redefine traditional measures of value and growth.

Our bond funds have always been managed using the highly disciplined approach of laddering short and intermediate bond maturities, seeking to provide both an attractive return and stability of principal. Laddering is an all-weather strategy, designed to perform in uncertain markets like the ones we have seen in the last two years. Moreover, all of the bond funds focus on buying investment-grade securities. We have found this strategy to be the best at managing both interest-rate risk and credit risk, and we believe this approach has served our shareholders well over time.

An exciting event occurred recently, Thornburg Investment Management is the first U.S. investment manager to complete the independent certification process and receive the CEFEX Certification for Fiduciary Excellence. The Centre for Fiduciary Excellence (CEFEX) is an independent rating and certification organization, providing comprehensive assessments that measure risk and trustworthiness of investment fiduciaries. We are proud to have received certificate #1 from CEFEX for investment managers.

Our bond fund portfolio managers have many years of experience. We are proud of this consistency and experience and look forward to many more successful years with them at the helm.

Thank you for investing with us. We will do our best to continue to earn your trust every day.

Sincerely

Garrett Thornburg Chairman & CEO

This page is not part of the Annual Report.	3

2006

Certified Annual Report

Thornburg Limited Term Municipal Fund

September 30, 2006

This report is certified under the Sarbanes-Oxley Act of 2002, which requires that public companies, including mutual funds, affirm that the information provided in their annual and semiannual shareholder reports fully and fairly represents their financial position.

4	Certified Annual Report

Important Information

Performance data quoted represents past performance and does not guarantee future results. Investment return and principal value will fluctuate so that upon redemption, an investor’s shares may be worth more or less than their original cost. Current performance may be lower or higher than the data quoted. For performance data current to the most recent month end, visit www.thornburg.com.

The maximum sales charge for the Fund’s Class A shares is 1.50%. Class C shares include a 0.50% contingent deferred sales charge (CDSC) for the first year only.

Performance data given at net asset value (NAV) does not take into account these sales charges. If the sales charges had been included, the performance would have been lower.

Shares in the Fund carry risks, including possible loss of principal. As with direct bond ownership, funds that invest in bonds are subject to certain risks including interest-rate risk, credit risk, and inflation risk. The principal value of bond funds will fluctuate relative to changes in interest rates, decreasing when interest rates rise. Unlike bonds, bond funds have ongoing fees and expenses. Shares in the Fund are not deposits or obligations of, or guaranteed or endorsed by, any bank, the Federal Deposit Insurance Corporation, the Federal Reserve Board or any government agency. There is no guarantee that the Fund will meet its investment objectives.

The information presented on the following pages was current as of September 30, 2006. The manager’s views, portfolio holdings, and sector diversification are historical and subject to change. This material should not be deemed a recommendation to buy or sell any of the securities mentioned.

The matters discussed in this report may constitute forward-looking statements made pursuant to the safe harbor provisions of the Securities Litigation Reform Act of 1995. These include any advisor or portfolio manager prediction, assessment, analysis or outlook for individual securities, industries, investment styles, market sectors and/or markets. These statements involve risks and uncertainties. In addition to the general risks described for each fund in its current prospectus, other factors bearing on these reports include the accuracy of the advisor’s or portfolio manager’s forecasts and predictions, the appropriateness of the investment strategies designed by the advisor or portfolio manager and the ability of the advisor or portfolio manager to implement their strategies efficiently and successfully. Any one or more of these factors, as well as other risks affecting the securities markets generally, could cause the actual results of any fund to differ materially as compared to its benchmarks.

Glossary

The Lehman Brothers Five-Year Municipal Bond Index – A rules-based, market-value-weighted index engineered for the long-term tax-exempt bond market. To be included in the index, bonds must have a minimum credit rating of Baa. The approximate maturity of the municipal bonds in the index is five years. Unless otherwise noted, index returns reflect the reinvestment of income dividends and capital gains, if any, but do not reflect fees, brokerage commissions or other expenses of investing. Investors may not make direct investments into any index.

Duration – The measure of the price sensitivity of a fixed-income security to an interest rate change of 100 basis points. Calculation is based on the weighted average of the present values for all cash flows.

Weighted Average Maturity – A weighted average of all the effective maturities of the bonds in a portfolio. Effective maturity takes into consideration mortgage prepayments, puts, sinking funds, adjustable coupons, and other features of individual bonds and is thus a more accurate measure of interest-rate sensitivity. Longer-maturity funds are generally considered more interest-rate sensitive than their shorter counterparts.

Fed Funds Rate – The interest rate at which a depository institution lends immediately available funds (balances at the Federal Reserve) to another depository institution overnight.

Treasury Notes – a debt obligation of the US government backed by the “full faith and credit” of the government. Notes are intermediate to long term investments typically issued in maturities of two, five and ten years. Interest is paid semi-annually.

Certified Annual Report	5

Letter to Shareholders

George Strickland

Portfolio Manager

October 17, 2006

Dear Fellow Shareholder:

I am pleased to present the Annual Report for the Thornburg Limited Term Municipal Fund. The net asset value of the Class A shares decreased by 6 cents to $13.53 during the twelve months ended September 30, 2006. If you were with us for the entire period, you received dividends of 44.2 cents per share. If you reinvested dividends, you received 44.9 cents per share. Investors who owned Class C shares received dividends of 40.6 and 41.2 cents per share, respectively.

Over the last twelve months, interest rates on bonds that mature in ten years or less have risen, while interest rates on long-term bonds have fallen. Higher interest rates on short-term bonds have lowered the price of most of the bonds owned by the Fund somewhat, but have allowed us to buy new bonds at higher yields and increase the yield of the portfolio. The Class A shares of your Fund produced a total return of 2.87% over the twelve month period ended September 30, 2006, compared to a 3.01% return for the Lehman Five Year Municipal Bond Index. The Fund was slightly over weighted in bonds that mature in less than five years. Since the returns of those short-term bonds lagged the return of the index, the Fund’s return lagged the index by 0.14%.

After rising for most of the year, bond yields fell in the third quarter of 2006 because the bond market started to anticipate a slower economy, reduced inflation, and a lower Fed Funds rate. While such an outcome is certainly possible, we believe the preponderance of evidence points to continued economic growth and a Federal Reserve that must stay on high alert to avoid inflationary acceleration.

The current case for a weak economy revolves around the detrimental effects of a declining housing market. However, slackness in residential housing is being countered with strength in commercial real estate, capital spending, state and federal government spending, and exports. Some consumers are feeling pinched by higher rates on adjustable rate mortgages, but many more are enjoying higher incomes in an economy that has produced 1.8 million new jobs over the last twelve months. So consumer spending should continue growing, and may accelerate if oil and gas prices hold in their current ranges. This should drive the economy to solid, but not spectacular, growth.

No matter how you measure it, inflation has doubled over the last three years. The current levels are not terribly alarming, but they are significantly above the Federal Reserve’s comfort zone. Fed Chairman Bernanke has stated that he thinks inflation should moderate next year, but there are reasons to think that it might not. U.S. hourly earnings are rising at a 4% rate, up from 1.6% in early 2004, and import prices have been rising steadily. These and other pressures could keep inflation stubbornly in the Fed’s discomfort zone.

So, when we look at current yield curves – inverted for Treasury notes and bonds, and very flat for municipal bonds – it appears to us that the optimistic inflation scenario is already priced into the market. In order to justify today’s 4.8% 10-year Treasury note, one must assume the Federal Reserve will begin easing monetary policy fairly soon. That implies that inflation will drop back down below 2%. If all that unfolds as expected, then current levels are justified. If it does not, then interest rates should rise on intermediate and long-term bonds. Clearly, it seems that risks are somewhat skewed toward higher interest rates.

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Your Thornburg Limited Term Municipal Fund is a laddered portfolio of over 550 municipal obligations from 45 states. Today, your Fund’s weighted average maturity is 4.44 years. We ladder the maturity dates of the bonds in your portfolio so that some of the bonds are scheduled to mature during each of the coming years. Laddering short and intermediate bonds accomplishes two goals. First, the staggered bond maturities contained in a ladder defuse interest-rate risk and dampen the Fund’s price volatility. Second, laddering gives the Fund a steady cash flow stream from maturing bonds to reinvest toward the top of the ladder where yields are typically higher. The chart below describes the percentages of your Fund’s bond portfolio maturing in each of the coming years.

% of portfolio maturing			Cumulative % maturing
1 year	=	9.6%	Year 1	=	9.6%
1 to 2 years	=	11.6%	Year 2	=	21.2%
2 to 3 years	=	9.6%	Year 3	=	30.8%
3 to 4 years	=	12.9%	Year 4	=	43.7%
4 to 5 years	=	13.6%	Year 5	=	57.3%
5 to 6 years	=	9.5%	Year 6	=	66.8%
6 to 7 years	=	10.9%	Year 7	=	77.7%
7 to 8 years	=	8.6%	Year 8	=	86.3%
8 to 9 years	=	7.1%	Year 9	=	93.4%
Over 9 years	=	6.6%	Over 9 years	=	100.0%

Percentages can and do vary. Data as of 9/30/06.

We took advantage of rising rates to extend the duration of the Fund over the last year. We are now firmly in neutral territory and the ladder is fairly evenly distributed (just a little light in the last three years). We are planning to gradually shorten portfolio duration over time unless new opportunities open up to us over the next few months. If interest rates on long-term bonds rise, Thornburg laddered bond portfolios should outperform more aggressive bond strategies. If interest rates hold steady or decline, then Thornburg bond portfolios should produce compelling risk-adjusted returns.

Overall, municipal credit quality continues to improve. Supported by a strong economy, state tax revenues were up 9.9% over year-ago levels in the second quarter. Tax revenues grew fastest in the Rocky Mountain and Southwest regions. Tax revenues grew slower in the Great Lakes and Southeast re gions, but were still growing in the mid single digits. Other types of bonds, such as school district, utility, and health care bonds, are also generally showing solid credit characteristics.

All the good news has, in our opinion, led market participants to take a very relaxed stance toward taking on credit risk. Yield spreads for lower investment grade and speculative grade bonds are well below long-term averages. While we are not anticipating impending doom for low quality bonds, we do believe it is prudent to keep credit quality high in the current environment. Your Fund is broadly diversified and 92% invested in bonds rated A or above by at least one of the major rating agencies.

Over the years, our practice of laddering a diversified portfolio of short and intermediate maturity municipal bonds has allowed your Fund to perform consistently well in varying interest rate environments. Thank you for investing in Thornburg Limited Term Municipal Fund.

Sincerely,

George Strickland Portfolio Manager

Certified Annual Report	7

STATEMENT OF ASSETS AND LIABILITIES
Thornburg Limited Term Municipal Fund	September 30, 2006

ASSETS
Investments at value (cost $1,189,267,811)	$1,209,445,074
Cash	307,694
Receivable for investments sold	2,630,000
Receivable for fund shares sold	2,748,488
Interest receivable	16,315,205
Prepaid expenses and other assets	41,438

Total Assets	1,231,487,899

LIABILITIES
Payable for securities purchased	3,107,192
Payable for fund shares redeemed	1,896,625
Payable to investment advisor and other affiliates (Note 3)	749,535
Accounts payable and accrued expenses	188,356
Dividends payable	1,043,804

Total Liabilities	6,985,512

NET ASSETS	$1,224,502,387

NET ASSETS CONSIST OF:
Distribution in excess of net investment income	$(2,004)
Net unrealized appreciation on investments	20,176,447
Accumulated net realized gain (loss)	(9,506,274)
Net capital paid in on shares of beneficial interest	1,213,834,218

$1,224,502,387

NET ASSET VALUE:
Class A Shares:
Net asset value and redemption price per share ($833,188,689 applicable to 61,579,265 shares of beneficial interest outstanding - Note 4)	$13.53
Maximum sales charge, 1.50% of offering price	0.21

Maximum offering price per share	$13.74

Class C Shares:
Net asset value and offering price per share * ($105,435,527 applicable to 7,778,369 shares of beneficial interest outstanding - Note 4)	$13.55

Class I Shares:
Net asset value, offering and redemption price per share ($285,878,171 applicable to 21,126,039 shares of beneficial interest outstanding - Note 4)	$13.53

*	Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

See notes to financial statements.

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STATEMENT OF OPERATIONS
Thornburg Limited Term Municipal Fund	Year Ended September 30, 2006

INVESTMENT INCOME:
Interest income (net of premium amortized of $11,653,710)	$53,839,766

EXPENSES:
Investment advisory fees (Note 3)	5,362,867
Administration fees (Note 3)
Class A Shares	1,105,306
Class C Shares	150,081
Class I Shares	141,656
Distribution and service fees (Note 3)
Class A Shares	2,210,611
Class C Shares	1,195,045
Transfer agent fees
Class A Shares	509,639
Class C Shares	82,056
Class I Shares	104,435
Registration and filing fees
Class A Shares	24,791
Class C Shares	19,462
Class I Shares	31,948
Custodian fees (Note 3)	375,294
Professional fees	64,427
Accounting fees	99,995
Trustee fees	32,958
Other expenses	141,099

Total Expenses	11,651,670
Less:
Distribution and service fees waived (Note 3)	(597,523)
Fees paid indirectly (Note 3)	(34,314)

Net Expenses	11,019,833

Net Investment Income	42,819,933

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) on Investments sold	(3,027,220)
Net change in unrealized appreciation (depreciation) of Investments	(3,959,006)

Net Realized and Unrealized Loss on Investments	(6,986,226)

Net Increase in Net Assets Resulting From Operations	$35,833,707

See notes to financial statements.

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STATEMENTS OF CHANGES IN NET ASSETS
Thornburg Limited Term Municipal Fund

	Year Ended September 30, 2006	Year Ended September 30, 2005
INCREASE (DECREASE) IN NET ASSETS FROM:

OPERATIONS:
Net investment income	$42,819,933	$41,560,133
Net realized loss on investments	(3,027,220)	(1,895,726)
Increase (Decrease) in unrealized appreciation (depreciation) of investments	(3,959,006)	(23,004,183)

Net Increase (Decrease) in Net Assets Resulting from Operations	35,833,707	16,660,224

DIVIDENDS TO SHAREHOLDERS:
From net investment income
Class A Shares	(28,968,791)	(29,220,801)
Class C Shares	(3,602,082)	(4,017,994)
Class I Shares	(10,249,060)	(8,321,340)

FUND SHARE TRANSACTIONS (NOTE 4):
Class A Shares	(129,601,272)	(53,647,281)
Class C Shares	(34,410,880)	(13,573,272)
Class I Shares	(3,124,294)	56,236,683

Net Decrease in Net Assets	(174,122,672)	(35,883,781)

NET ASSETS:
Beginning of year	1,398,625,059	1,434,508,840

End of year	$1,224,502,387	$1,398,625,059

See notes to financial statements.

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NOTES TO FINANCIAL STATEMENTS
Thornburg Limited Term Municipal Fund	September 30, 2006

NOTE 1 – ORGANIZATION

Thornburg Limited Term Municipal Fund (the “Fund”)(for-merly Thornburg Limited Term Municipal Fund – National Portfolio) is a diversified series of Thornburg Investment Trust (the “Trust”). The Trust is organized as a Massachusetts business trust under a Declaration of Trust dated June 3, 1987 and is registered as a diversified, open-end management investment company under the Investment Company Act of 1940, as amended. The Trust is currently issuing eleven series of shares of beneficial interest in addition to those of the Fund: Thornburg California Limited Term Municipal Fund, Thornburg New York Intermediate Municipal Fund, Thornburg New Mexico Intermediate Municipal Fund, Thornburg Intermediate Municipal Fund, Thornburg Limited Term U.S. Government Fund, Thornburg Limited Term Income Fund, Thornburg Value Fund, Thornburg International Value Fund, Thornburg Core Growth Fund, Thornburg Investment Income Builder Fund, and Thornburg Global Opportunities Fund. Each series is considered to be a separate entity for financial reporting and tax purposes and bears expenses directly attributable to it. The Fund’s primary investment objective is to obtain as high a level of current income exempt from Federal individual income taxes as is consistent, in the view of the Fund’s investment advisor, with the preservation of capital. The Fund’s secondary goal is to reduce expected changes in its share price compared to longer intermediate and long-term bond portfolios.

The Fund currently offers three classes of shares of beneficial interest, Class A, Class C, and Institutional Class (Class I) shares. Each class of shares of the Fund represents an interest in the same portfolio of investments, except that (i) Class A shares are sold subject to a front-end sales charge collected at the time the shares are purchased and bear a service fee, (ii) Class C shares are sold at net asset value without a sales charge at the time of purchase, but are subject to a contingent deferred sales charge upon redemption within one year, and bear both a service fee and a distribution fee, (iii) Class I shares are sold at net asset value without a sales charge at the time of purchase, and (iv) the respective classes may have different reinvestment privileges and conversion rights. Additionally, the Fund may allocate among its classes certain expenses, to the extent applicable to specific classes, including transfer agent fees, government registration fees, certain printing and postage costs, and administrative and legal expenses. Currently, class specific expenses of the Fund are limited to service and distribution fees, administrative fees, and certain registration and transfer agent expenses.

NOTE 2 – SIGNIFICANT ACCOUNTING POLICIES

Significant accounting policies of the Trust are as follows:

Valuation of Investments: The Trust determines the value of investments utilizing an independent pricing service approved by the Board of Trustees. Debt investment securities have a primary market over the counter and are valued on the basis of valuations furnished by the pricing service. The pricing service values portfolio securities at quoted bid prices, normally at 4:00 p.m. EST. When quotations are not readily available, securities are valued at evaluated prices as determined by the pricing service using methods which include consideration of yields or prices of municipal obligations of comparable quality, type of issue, coupon, maturity, and rating; and indications as to value from dealers and general market conditions. In any case where a price is not available from a pricing service for an investment, the Trust’s valuation and pricing committee determines a fair value for the investment using factors approved by the Trustees. The valuation procedures used by the pricing service and the portfolio valuations received by the Fund are reviewed by the officers of the Trust under the general supervision of the Board of Trustees. Short-term obligations having remaining maturities of 60 days or less are valued at amortized cost, which approximates market value.

Federal Income Taxes: It is the policy of the Trust to comply with the provisions of the Internal Revenue Code applicable to “regulated investment companies” and to distribute all taxable (if any) and tax exempt income of the Fund to the shareholders. Therefore, no provision for Federal income tax is required.

When-Issued and Delayed Delivery Transactions: The Trust may engage in when-issued or delayed delivery transactions. To the extent the Trust engages in such transactions, it will do so for the purpose of acquiring portfolio securities consistent with the Fund’s investment objectives and not for the purpose of investment leverage or to speculate on interest rate and or market changes. At the time the Trust makes a commitment to purchase a security on a when-issued basis, the Fund will record the transaction and reflect the value in determining its net asset value. When effecting such transactions, assets of an amount sufficient to make payment for the portfolio securities to be purchased will be segregated on the Fund’s records on the trade date. Securities purchased on a when-issued or delayed delivery basis do not earn interest until the settlement date.

Dividends: Net investment income of the Fund is declared daily as a dividend on shares for which the Fund has received payment. Dividends are paid monthly and are reinvested in additional shares of the Fund at net asset value per share at the close of business on the dividend payment date, or at the shareholder’s option, paid in cash. Net capital gains, to the extent available, will be distributed at least annually.

General: Securities transactions are accounted for on a trade date basis. Interest income is accrued as earned. Premiums and discounts on securities purchased are amortized to call dates or maturity dates of the respective securities. Realized gains and losses from the sale of securities are recorded on an identified cost basis. Net investment income (other than class specific expenses) and realized and unrealized gains and losses

Certified Annual Report	11

NOTES TO FINANCIAL STATEMENTS, CONTINUED
Thornburg Limited Term Municipal Fund	September 30, 2006

are allocated daily to each class of shares based upon the relative net asset value of outstanding shares (or the value of the dividend-eligible shares, as appropriate) of each class of shares at the beginning of the day (after adjusting for the current capital shares activity of the respective class). Expenses common to all funds are allocated among the funds comprising the Trust based upon their relative net asset values or other appropriate allocation methods.

Guarantees and Indemnifications: Under the Trust’s organizational documents, its officers and Trustees are indemnified against certain liability arising out of the performance of their duties to the Fund. Additionally, in the normal course of business the Trust enters into contracts with service providers that contain general indemnification clauses. The Trust’s maximum exposure under these arrangements is unknown. However, based on experience, the Trust expects the risk of loss to be remote.

Use of Estimates: The preparation of financial statements, in conformity with generally accepted accounting principles, requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

NOTE 3 – INVESTMENT ADVISORY FEE AND OTHER TRANSACTIONS WITH AFFILIATES

Pursuant to an Investment Advisory Agreement, Thornburg Investment Management, Inc. (the “Advisor”) serves as the investment advisor and performs services for which the fees are payable at the end of each month. For the year ended September 30, 2006, these fees were payable at annual rates ranging from .50 of 1% to .225 of 1% per annum of the average daily net assets of the Fund. The Trust also has entered into an Administrative Services Agreement with the Advisor, whereby the Advisor will perform certain administrative services for the shareholders of each class of the Fund’s shares, and for which fees will be payable at an annual rate of up to .125 of 1% per annum of the average daily net assets attributable to each class of shares.

The Trust has an underwriting agreement with Thornburg Securities Corporation (the “Distributor”, an affiliate of the Advisor), which acts as the Distributor of the Fund’s shares. For the year ended September 30, 2006, the Distributor has advised the Fund that it earned commissions aggregating $5,105 from the sale of Class A shares, and collected contingent deferred sales charges aggregating $15,655 from redemptions of Class C shares of the Fund.

Pursuant to a Service Plan under Rule 12b-1 of the Investment Company Act of 1940, the Fund may reimburse to the Advisor amounts not to exceed .25 of 1% per annum of the average daily net assets attributable to each class of shares of the Fund for payments made by the Advisor to securities dealers and other persons for distribution of the Fund’s shares and to obtain various shareholder and distribution related services. The Advisor may pay out of its own resources additional expenses for distribution of the Fund’s shares.

The Trust has also adopted a Distribution Plan pursuant to Rule 12b-1, applicable only to the Fund’s Class C shares under which the Fund compensates the Distributor for services in promoting the sale of Class C shares of the Fund at an annual rate of up to .75 of 1% per annum of the average daily net assets attributable to Class C shares. Total fees incurred by each class of shares of the Fund under their respective service and distribution plans and Class C distribution fees waived by the Distributor for the year ended September 30, 2006, are set forth in the Statement of Operations. Distribution fees in the amount of $597,523 were waived for Class C shares.

The Trust has an agreement with the custodian bank to indirectly pay a portion of the custodian’s fees through credits earned by the Fund’s cash on deposit with the bank. This deposit agreement is an alternative to overnight investments. Custodial fees have been adjusted to reflect amounts that would have been paid without this agreement, with a corresponding adjustment reflected as fees paid indirectly in the Statement of Operations. For the year ended September 30, 2006, fees paid indirectly were $34,314. This figure may include additional fees waived by the Custodian.

Certain officers and Trustees of the Trust are also officers and/or Directors of the Advisor and Distributor. The compensation of independent Trustees is borne by the Trust.

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NOTES TO FINANCIAL STATEMENTS, CONTINUED
Thornburg Limited Term Municipal Fund	September 30, 2006

NOTE 4 – SHARES OF BENEFICIAL INTEREST

At September 30, 2006, there were an unlimited number of shares of beneficial interest authorized. Transactions in shares of beneficial interest were as follows:

	Year Ended September 30, 2006		Year Ended September 30, 2005
	Shares	Amount	Shares	Amount
Class A Shares
Shares sold	7,002,507	$94,383,822	10,112,925	$138,664,895
Shares issued to shareholders in reinvestment of dividends	1,451,447	19,553,941	1,429,462	19,572,574
Shares repurchased	(18,068,444)	(243,539,035)	(15,463,654)	(211,884,750)

Net Increase (Decrease)	(9,614,490)	$(129,601,272)	(3,921,267)	$(53,647,281)

Class C Shares
Shares sold	720,729	$9,723,762	1,853,494	$25,470,518
Shares issued to shareholders in reinvestment of dividends	179,128	2,417,463	198,591	2,724,023
Shares repurchased	(3,447,634)	(46,552,105)	(3,045,634)	(41,767,813)

Net Increase (Decrease)	(2,547,777)	$(34,410,880)	(993,549)	$(13,573,272)

Class I Shares
Shares sold	6,913,539	$93,207,821	8,961,752	$122,650,992
Shares issued to shareholders inreinvestment of dividends	583,980	7,867,045	501,520	6,865,525
Shares repurchased	(7,732,221)	(104,199,160)	(5,348,315)	(73,279,834)

Net Increase (Decrease)	(234,702)	$(3,124,294)	4,114,957	$56,236,683

NOTE 5 – SECURITIES TRANSACTIONS

For the year ended September 30, 2006, the Fund had purchase and sale transactions of investment securities (excluding short-term investments) of $290,604,894 and $426,081,275, respectively.

NOTE 6 – INCOME TAXES

At September 30, 2006, information on the tax components of capital is as follows:

Cost of investments for tax purposes	$1,189,273,227

Gross unrealized appreciation on a tax basis	$21,940,088
Gross unrealized depreciation on a tax basis	(1,768,241)

Net unrealized appreciation (depreciation) on investments (tax basis)	$20,171,847

At September 30, 2006, the Fund did not have any undistributed tax-exempt/ordinary net income or undistributed capital gains.

At September 30, 2006, the Fund had tax basis capital losses, which may be carried over to offset future capital gains. To the extent such carry forwards are used, capital gain distributions may be reduced to the extent provided by regulations.

Such capital loss carryovers expire as follows:

2007	$1,013,153
2008	3,565,103
2013	30,614
2014	2,276,927

$6,885,797

As of September 30, 2006, the Fund had deferred capital losses occurring subsequent to October 31, 2005 of $2,615,061. For tax purposes, such losses will be reflected in the year ending September 30, 2007.

In order to account for permanent book/tax differences, the Fund decreased over-distributed investment income by $549 and increased accumulated net realized investment loss by $549. This reclassification has no impact on the net asset value of the Fund. Reclassifications result primarily from market discount.

Certified Annual Report	13

NOTES TO FINANCIAL STATEMENTS, CONTINUED
Thornburg Limited Term Municipal Fund	September 30, 2006

All dividends paid by the Fund for the year ended September 30, 2006 and September 30, 2005, represent exempt interest dividends, which are excludable by shareholders from gross income for Federal income tax purposes.

New Accounting Pronouncement:

On July 13, 2006, the Financial Accounting Standards Board issued Interpretation No. 48, “Accounting for Uncertainty in Income Taxes – an Interpretation of FASB Statement No. 109” (the “Interpretation”). The Interpretation prescribes a comprehensive model for how a company, including the Fund, should recognize, measure, present and disclose in its financial statements uncertain tax positions that the company has taken or expects to take on income tax returns, and also revises certain disclosure requirements. The Interpretation is effective for fiscal years beginning after December 15, 2006. Management has recently begun to evaluate the application of the Interpretation to the Fund and is not in a position at this time to estimate the significance of its impact, if any, on the Fund’s financial statements.

14	Certified Annual Report

FINANCIAL HIGHLIGHTS

Thornburg Limited Term Municipal Fund

	Year Ended Sept. 30,		3 Months Ended Sept. 30,		Year Ended June 30,
	2006	2005	2004(c)		2004	2003	2002
Class A Shares:
PER SHARE PERFORMANCE
(for a share outstanding throughout the period)
Net asset value, beginning of period	$13.59	$13.83	$13.68		$14.01	$13.65	$13.44

Income from investment operations:
Net investment income	0.44	0.40	0.09		0.40	0.45	0.52
Net realized and unrealized gain (loss) on investments	(0.06)	(0.24)	0.15		(0.33)	0.36	0.21

Total from investment operations	0.38	0.16	0.24		0.07	0.81	0.73
Less dividends from:
Net investment income	(0.44)	(0.40)	(0.09)		(0.40)	(0.45)	(0.52)

Change in net asset value	(0.06)	(0.24)	0.15		(0.33)	0.36	0.21
NET ASSET VALUE, end of period	$13.53	$13.59	$13.83		$13.68	$14.01	$13.65

RATIOS/SUPPLEMENTAL DATA
Total return(a)	2.87%	1.16%	1.78%		0.47%	5.99%	5.54%
Ratios to average net assets:
Net investment income	3.28%	2.91%	2.69	%(b)	2.85%	3.20%	3.83%
Expenses, after expense reductions	0.91%	0.90%	0.89	%(b)	0.91%	0.93%	0.95%
Expenses, after expense reductions and net of custody credits	0.90%	0.90%	0.89	%(b)	0.91%	0.93%	0.95%
Expenses, before expense reductions	0.91%	0.90%	0.89	%(b)	0.91%	0.93%	0.96%
Portfolio turnover rate	23.02%	27.80%	4.57%		21.37%	15.81%	19.59%
Net assets at end of period (000)	$833,189	$967,650	$1,039,050		$1,047,482	$998,878	$785,145

(a)	Sales loads are not reflected in computing total return, which is not annualized for periods less than one year.

(b)	Annualized.

(c)	The Fund’s fiscal year-end changed to September 30.

Certified Annual Report	15

FINANCIAL HIGHLIGHTS, CONTINUED

Thornburg Limited Term Municipal Fund

	Year Ended Sept. 30,		3 Months Ended Sept. 30,		Year Ended June 30,
	2006	2005	2004(c)		2004	2003	2002
Class C Shares:
PER SHARE PERFORMANCE (for a share outstanding throughout the period)
Net asset value, beginning of period	$13.62	$13.86	$13.70		$14.04	$13.67	$13.46

Income from investment operations:
Net investment income	0.41	0.36	0.08		0.36	0.41	0.47
Net realized and unrealized gain (loss) on investments	(0.07)	(0.24)	0.16		(0.34)	0.37	0.21

Total from investment operations	0.34	0.12	0.24		0.02	0.78	0.68
Less dividends from:
Net investment income	(0.41)	(0.36)	(0.08)		(0.36)	(0.41)	(0.47)

Change in net asset value	(0.07)	(0.24)	0.16		(0.34)	0.37	0.21
NET ASSET VALUE, end of period	$13.55	$13.62	$13.86		$13.70	$14.04	$13.67

RATIOS/SUPPLEMENTAL DATA
Total return(a)	2.52%	0.89%	1.79%		0.12%	5.78%	5.13%
Ratios to average net assets:
Net investment income	3.00%	2.63%	2.43	%(b)	2.56%	2.89%	3.42%
Expenses, after expense reductions	1.18%	1.18%	1.15	%(b)	1.19%	1.18%	1.33%
Expenses, after expense reductions and net of custody credits	1.18%	1.18%	1.15	%(b)	1.19%	1.18%	1.33%
Expenses, before expense reductions	1.68%	1.68%	1.65	%(b)	1.69%	1.68%	1.80%
Portfolio turnover rate	23.02%	27.80%	4.57%		21.37%	15.81%	19.59%
Net assets at end of period (000)	$105,436	$140,606	$156,870		$155,458	$137,559	$57,258

(a)	Not annualized for periods less than one year.

(b)	Annualized.

(c)	The Fund’s fiscal year-end changed to September 30.

16	Certified Annual Report

FINANCIAL HIGHLIGHTS, CONTINUED

Thornburg Limited Term Municipal Fund

	Year Ended Sept. 30,		3 Months Ended Sept. 30,		Year Ended June 30,
	2006	2005	2004(c)		2004	2003	2002
Class I Shares:
PER SHARE PERFORMANCE (for a share outstanding throughout the period)
Net asset value, beginning of period	$13.59	$13.83	$13.68		$14.01	$13.65	$13.44

Income from investment operations:
Net investment income	0.49	0.44	0.11		0.44	0.49	0.57
Net realized and unrealized gain (loss) on investments	(0.06)	(0.24)	0.15		(0.33)	0.36	0.21

Total from investment operations	0.43	0.20	0.26		0.11	0.85	0.78
Less dividends from:
Net investment income	(0.49)	(0.44)	(0.11)		(0.44)	(0.49)	(0.57)

Change in net asset value	(0.06)	(0.24)	0.15		(0.33)	0.36	0.21
NET ASSET VALUE, end of period	$13.53	$13.59	$13.83		$13.68	$14.01	$13.65

RATIOS/SUPPLEMENTAL DATA
Total return(a)	3.22%	1.50%	1.87%		0.80%	6.36%	5.91%
Ratios to average net assets:
Net investment income	3.62%	3.25%	3.02	%(b)	3.18%	3.54%	4.18%
Expenses, after expense reductions	0.57%	0.57%	0.55	%(b)	0.57%	0.58%	0.60%
Expenses, after expense reductions and net of custody credits	0.57%	0.57%	0.55	%(b)	0.57%	0.58%	0.60%
Expenses, before expense reductions	0.57%	0.57%	0.55	%(b)	0.57%	0.58%	0.62%
Portfolio turnover rate	23.02%	27.80%	4.57%		21.37%	15.81%	19.59%
Net assets at end of period (000)	$285,878	$290,369	$238,589		$222,760	$197,367	$123,652

(a)	Not annualized for periods less than one year.

(b)	Annualized.

(c)	The Fund’s fiscal year-end changed to September 30.

Certified Annual Report	17

SCHEDULE OF INVESTMENTS
Thornburg Limited Term Municipal Fund	September 30, 2006

CUSIPS: CLASS A - 885-215-459, CLASS C - 885-215-442, CLASS I - 885-215-434

NASDAQ SYMBOLS: CLASS A - LTMFX, CLASS C - LTMCX, CLASS I - LTMIX

Issuer-Description	Credit Rating† Moody’s/S&P	Principal Amount	Value
ALABAMA — 1.26%
Birmingham Carraway Health Care Facilities Financing Authority Revenue, 6.25% due 8/15/2009 (Carraway Methodist Hospitals Project; Insured: Connie Lee)	NR/AAA	$10,000,000	$10,332,800
Mobile GO Warrants, 4.50% due 8/15/2016 (1)	NR/NR	3,100,000	3,133,883
Scottsboro Industrial Development Board Refunding, 5.25% due 5/1/2009 (AAF McQuay Project; LOC: PNC Bank)	NR/NR	1,920,000	1,921,421
ALASKA — 0.83%
Alaska Energy Authority Power Revenue Refunding, 6.00% due 7/1/2011 (Bradley Lake Hydroelectric Project; Insured: FSA)	Aaa/AAA	955,000	1,052,104
Alaska Municipal Bond Bank Refunding Series One, 5.00% due 6/1/2014 (Insured: MBIA)	Aaa/AAA	1,175,000	1,273,136
Alaska Student Loan Corp. Revenue Series A, 5.25% due 1/1/2012 (Insured: FSA)	NR/AAA	3,000,000	3,231,960
Anchorage Ice Rink Revenue, 6.375% due 1/1/2020 pre-refunded 7/1/2010	NR/NR	1,000,000	1,092,000
North Slope Boro Revenue Refunding Series A, 5.00% due 6/30/2015 (Insured: MBIA)	Aaa/AAA	3,250,000	3,540,420
ARIZONA — 0.62%
Mohave County Industrial Development Authority Series A, 5.00% due 4/1/2014 (Mohave Prison LLC Project; Insured: XLCA)	NR/AAA	3,135,000	3,372,288
Pima County Industrial Development Authority Education Revenue Series C, 6.40% due 7/1/2013 (Arizona Charter Schools Project)	Baa3/NR	1,000,000	1,069,410
Pima County Industrial Development Authority Revenue Refunding Lease Obligation A, 7.25% due 7/15/2010 (Insured: FSA)	Aaa/AAA	480,000	481,694
Pima County Industrial Development Authority Revenue Refunding Series A, 5.45% due 4/1/2010 (Insured: MBIA)	Aaa/AAA	2,060,000	2,117,289
Tucson Water Revenue Series D, 9.75% due 7/1/2008	Aa3/A+	500,000	551,445
ARKANSAS — 0.57%
Conway Electric Revenue Refunding, 5.00% due 8/1/2007	A2/NR	2,000,000	2,022,840
Jefferson County Hospital Revenue Refunding & Improvement, 5.50% due 6/1/2010 (Regional Medical Center Project)	NR/A	1,000,000	1,055,310
Jefferson County Hospital Revenue Refunding & Improvement, 5.50% due 6/1/2011 (Regional Medical Center Project)	NR/A	1,075,000	1,147,089
Little Rock Hotel & Restaurant Gross Receipts Tax Refunding, 7.125% due 8/1/2009	A3/NR	2,645,000	2,791,877
CALIFORNIA — 1.77%
California Health Facilities Financing Authority Revenue Refunding Series B, 5.25% due 10/1/2013 (Kaiser Permanente Project) (ETM)	A3/AAA	2,620,000	2,728,337
California Health Facilities Financing Authority Revenue Series 83 C, 9.25% due 12/1/2006 (Mercy Health Care Project) (ETM)	Aaa/AAA	1,600,000	1,615,552
California State Department of Transportation COP Refunding Series A, 5.25% due 3/1/2016 (Insured: MBIA)	Aaa/AAA	1,000,000	1,026,070
California State Department of Water Resources Power Supply Series A, 5.50% due 5/1/2012	A2/A-	2,600,000	2,833,298
California State Department of Water Resources Power Supply Series A, 6.00% due 5/1/2013	A2/A-	2,550,000	2,871,224
Escondido Unified High School District, 5.60% due 11/1/2009 (Insured: MBIA) (ETM)	Aaa/AAA	1,250,000	1,277,050
Northern California Power Agency Public Power Revenue Series A, 5.00% due 7/1/2009 (Geothermal Project Number 3)	A2/BBB+	6,100,000	6,105,307
Ontario Montclair School District COP Refunding, 3.80% due 9/1/2028 put 8/31/2007 (School Facility Bridge Funding Project; Insured: FSA)	Aaa/AAA	1,655,000	1,655,364
South Orange County Public Financing Authority Special Tax Revenue Series C, 8.00% due 8/15/2008 (Foothill Area Project; Insured: FGIC)	Aaa/AAA	1,500,000	1,620,420

18	Certified Annual Report

SCHEDULE OF INVESTMENTS, CONTINUED
Thornburg Limited Term Municipal Fund	September 30, 2006

Issuer-Description	Credit Rating† Moody’s/S&P	Principal Amount	Value
COLORADO — 4.55%
Adams County Revenue Platte Valley Medical Center, 5.00% due 2/1/2012 (Insured: FHA, MBIA)	NR/AAA	$1,310,000	$1,392,936
Adams County Revenue Platte Valley Medical Center, 5.00% due 8/1/2012 (Insured: FHA, MBIA)	NR/AAA	1,345,000	1,436,581
Adams County Revenue Platte Valley Medical Center, 5.00% due 2/1/2013 (Insured: FHA, MBIA)	NR/AAA	1,380,000	1,477,897
Adams County Revenue Platte Valley Medical Center, 5.00% due 2/1/2015 (Insured: FHA, MBIA)	NR/AAA	1,530,000	1,658,719
Adams County Revenue Platte Valley Medical Center, 5.00% due 8/1/2015 (Insured: FHA, MBIA)	NR/AAA	1,565,000	1,702,110
Adams County School District 012 Series A, 4.375% due 12/15/2007	Aa3/AA-	1,000,000	1,010,240
Central Platte Valley Metropolitan District Refunding Series A, 5.00% due 12/1/2031 put 12/1/2009 (LOC: US Bank)	NR/AA	12,365,000	12,711,467
Colorado Department of Transportation Revenue Anticipation Notes, 6.00% due 6/15/2008 (Insured:AMBAC)	Aaa/AAA	1,500,000	1,561,410
Colorado Educational & Cultural Facilities, 4.90% due 4/1/2008 (Nashville Public Radio Project) (ETM)	NR/BBB+	685,000	692,247
Colorado HFA, 5.00% due 9/1/2007 (Catholic Health Initiatives Project)	Aa2/AA	5,705,000	5,774,601
Colorado HFA, 5.25% due 10/1/2026 pre-refunded 10/1/2008 (Childrens Hospital Project; Insured: MBIA)	Aaa/AAA	565,000	571,396
Denver Convention Center Hotel, 5.25% due 12/1/2014 (LOC: XLCA)	Aaa/AAA	3,000,000	3,301,200
Denver Convention Center Hotel, 5.25% due 12/1/2015 (LOC: XLCA)	Aaa/AAA	5,000,000	5,533,100
Denver Convention Center Senior Series A, 5.00% due 12/1/2011 (Insured: XLCA) (ETM) (2)	Aaa/AAA	3,335,000	3,550,141
Highlands Ranch Metropolitan District 2 GO, 6.50% due 6/15/2012 (Insured: FSA) (ETM)	Aaa/AAA	525,000	602,695
Highlands Ranch Metropolitan District 2 GO, 6.50% due 6/15/2012 (Insured: FSA)	Aaa/AAA	475,000	544,212
Highlands Ranch Metropolitan District 3 Refunding Series B, 5.25% due 12/1/2008 (Insured:ACA)	NR/A	1,760,000	1,804,493
Highlands Ranch Metropolitan District 3 Series A GO, 5.25% due 12/1/2008 (Insured:ACA)	NR/A	1,520,000	1,558,425
Pinery West Metropolitan District 3, 4.70% due 12/1/2021 put 12/1/2007 (LOC: Compass Bank)	NR/A	1,040,000	1,047,634
Plaza Metropolitan District 1 Revenue, 7.60% due 12/1/2016 (Public Improvement Fee/Tax Increment Project)	NR/NR	6,000,000	6,628,560
Southland Metropolitan District Number 1 Unlimited GO, 6.75% due 12/1/2016	NR/NR	1,000,000	1,102,740
DELAWARE — 0.60%
Delaware State Economic Development Authority Revenue, 5.50% due 7/1/2025 put 7/1/2010 (Delmarva Power & Light Project)	Baa2/BBB-	2,045,000	2,141,401
Delaware State HFA Revenue, 6.25% due 10/1/2006 (ETM)	Aaa/AAA	845,000	845,110
Delaware State HFA Revenue Series A, 5.25% due 6/1/2011 (Beebe Medical Center Project)	Baa1/BBB+	1,275,000	1,344,232
Delaware State HFA Revenue Series A, 5.25% due 5/1/2012 (Nanticoke Memorial Hospital Project; Insured: Radian)	NR/AA	1,370,000	1,464,366
Delaware State HFA Revenue Series A, 5.25% due 5/1/2013 (Nanticoke Memorial Hospital Project; Insured: Radian)	NR/AA	1,445,000	1,540,789
DISTRICT OF COLUMBIA — 2.13%
District of Columbia COP, 5.25% due 1/1/2013 (Insured:AMBAC)	Aaa/AAA	5,950,000	6,439,744
District of Columbia COP, 5.25% due 1/1/2015 (Insured: FGIC)	Aaa/AAA	2,875,000	3,152,926
District of Columbia COP, 5.25% due 1/1/2016 (Insured: FGIC)	Aaa/AAA	4,125,000	4,547,194
District of Columbia Hospital Revenue Refunding, 5.10% due 8/15/2008
(Medlantic Healthcare Group A Project) (ETM)	Aaa/AAA	1,500,000	1,540,710
District of Columbia Hospital Revenue Refunding Series A, 5.70% due 8/15/2008 (Medlantic Healthcare Project) (ETM)	Aaa/AAA	4,430,000	4,525,777
District of Columbia Revenue, 6.00% due 1/1/2007 (American Assoc. for Advancement of Science Project; Insured:AMBAC)	Aaa/AAA	500,000	503,025
District of Columbia Tax Increment, 0% due 7/1/2009 (Mandarin Oriental Project; Insured: FSA)	Aaa/AAA	2,000,000	1,800,500
District of Columbia Tax Increment, 0% due 7/1/2011 (Mandarin Oriental Project; Insured: FSA)	Aaa/AAA	1,990,000	1,654,526
District of Columbia Tax Increment, 0% due 7/1/2012 (Mandarin Oriental Project; Insured: FSA)	Aaa/AAA	1,480,000	1,179,649
Washington DC Convention Center Authority Dedicated Tax Revenue, 5.00% due 10/1/2006 (Insured:AMBAC)	Aaa/AAA	750,000	750,060

Certified Annual Report	19

SCHEDULE OF INVESTMENTS, CONTINUED
Thornburg Limited Term Municipal Fund	September 30, 2006

Issuer-Description	Credit Rating† Moody’s/S&P	Principal Amount	Value
FLORIDA — 5.51%
Broward County Resource Recovery Revenue Refunding, 5.375% due 12/1/2009 (Wheelabrator South Project)	A3/AA	$5,000,000	$5,206,700
Capital Projects Finance Authority Series F 1, 5.50% due 10/1/2012 (Student Housing Project; Insured: MBIA)	Aaa/AAA	1,820,000	1,965,473
Capital Projects Finance Authority Series F 1, 5.50% due 10/1/2015 (Insured: MBIA)	Aaa/AAA	3,260,000	3,500,686
Capital Trust Agency Multi Family Housing Revenue Series A, 5.15% due 11/1/2030 put 11/1/2010 (Shadow Run Project; Collateralized: FNMA)	Aaa/NR	2,190,000	2,266,672
Crossings at Fleming Island Community Development Refunding Series B, 5.45% due 5/1/2010 (Insured: MBIA)	Aaa/AAA	3,045,000	3,149,657
Dade County School District GO, 4.75% due 7/15/2010 (Insured: MBIA)	Aaa/AAA	7,000,000	7,075,950
Dade County Solid Waste Systems Special Obligation Revenue Refunding, 6.00% due 10/1/2007 (Insured:AMBAC)	Aaa/AAA	7,000,000	7,167,230
Escambia County HFA Revenue, 5.00% due 11/1/2028 pre-refunded 11/1/2010 (Charity Obligation Group Project)	Aaa/NR	2,500,000	2,595,525
Escambia County HFA Revenue Series C, 5.125% due 10/1/2014 (Baptist Hospital/Baptist Manor)	Baa1/BBB+	2,755,000	2,827,787
Flagler County School Board COP Series A, 5.00% due 8/1/2014 (Insured: FSA)	Aaa/AAA	1,605,000	1,733,079
Florida State Department of Children & Families COP South Florida Evaluation Treatment, 5.00% due 10/1/2015	NR/AA+	925,000	1,001,645
Hillsborough County Assessment Revenue, 5.00% due 3/1/2015 (Insured: FGIC)	Aaa/AAA	5,000,000	5,398,900
Hillsborough County Industrial Development Authority, 5.10% due 10/1/2013 (Tampa Electric Co. Project)	Baa2/BBB-	6,410,000	6,633,581
Jacksonville Electric St. John’s River Park Systems Revenue Issue-2, 17th Series, 5.25% due 10/1/2012	Aa2/AA-	5,000,000	5,360,600
Miami Dade County School Board COP Series B, 5.50% due 5/1/2030 put 5/1/2011 (Insured: MBIA)	Aaa/AAA	1,010,000	1,083,407
Miami Dade County Special Housing Revenue Refunding, 5.80% due 10/1/2012 (HUD Section 8)	Baa3/NR	3,060,000	3,070,740
Orange County HFA, 5.80% due 11/15/2009 (Adventist Health System Project) (ETM)	A2/NR	1,395,000	1,484,447
Orange County HFA Series A, 6.25% due 10/1/2007 (Orlando Regional Hospital Project; Insured: MBIA)	Aaa/AAA	925,000	948,162
Palm Beach County IDRB Series 1996, 6.00% due 12/1/2006 (Lourdes-Noreen McKeen Residence Project) (ETM)	NR/NR	485,000	486,872
Pelican Marsh Community Development District Refunding Series A, 5.00% due 5/1/2011 (Insured: Radian)	NR/NR	2,580,000	2,586,476
St. John’s County Industrial Development Authority Series A, 5.50% due 8/1/2014 (Presbyterian Retirement Project)	NR/NR	1,755,000	1,872,129

GEORGIA — 0.35%
Georgia Municipal Association Inc. COP, 5.00% due 12/1/2006 (Atlanta City Court Project; Insured:AMBAC)	Aaa/AAA	1,000,000	1,002,400
Monroe County Development Authority PCR, 6.75% due 1/1/2010 (Oglethorpe Power Project; Insured: MBIA)	Aaa/AAA	2,000,000	2,190,480
Monroe County Development Authority PCR, 6.80% due 1/1/2012 (Oglethorpe Power Project; Insured: MBIA)	Aaa/AAA	1,000,000	1,147,480

HAWAII — 0.17%
Hawaii State Department of Budget & Finance Special Purpose Hawaiian Electric Co., 4.95% due 4/1/2012 (Insured: MBIA)	Aaa/AAA	2,000,000	2,111,760

IDAHO — 0.25%
Twin Falls Urban Renewal Agency Refunding Series A, 4.95% due 8/1/2014	NR/NR	1,640,000	1,628,339
Twin Falls Urban Renewal Agency Refunding Series A, 5.15% due 8/1/2017	NR/NR	1,455,000	1,445,601

ILLINOIS — 10.83%
Bolingbrook Series B, 0% due 1/1/2016 (Insured: MBIA)	Aaa/NR	1,500,000	1,022,085

20	Certified Annual Report

SCHEDULE OF INVESTMENTS, CONTINUED
Thornburg Limited Term Municipal Fund	September 30, 2006

Issuer-Description	Credit Rating† Moody’s/S&P	Principal Amount	Value
Bolingbrook Series B, 0% due 1/1/2017 (Insured: MBIA)	Aaa/NR	$2,000,000	$1,290,380
Champaign County Community School District No. 116 Series C, 0% due 1/1/2009 (ETM)	Aaa/AAA	1,205,000	1,109,853
Champaign County Community School District No. 116 Unrefunded Balance Series C, 0% due 1/1/2009 (Insured: FGIC)	Aaa/AAA	2,140,000	1,967,109
Chicago Board of Education GO, 6.00% due 12/1/2009 (Insured: FGIC)	Aaa/AAA	2,000,000	2,143,800
Chicago Board of Education School Reform, 6.25% due 12/1/2012 (Insured: MBIA)	Aaa/AAA	750,000	854,715
Chicago Capital Appreciation, 0% due 1/1/2016 (City Colleges project; Insured: FGIC)	Aaa/AAA	2,670,000	1,830,552
Chicago Housing Authority Capital Program Revenue, 5.00% due 7/1/2015 (Insured: FSA)	Aaa/AAA	8,460,000	9,150,675
Chicago Housing Authority Capital Program Revenue, 5.00% due 7/1/2016 (Insured: FSA)	Aaa/AAA	2,000,000	2,170,220
Chicago Housing Authority Capital Program Revenue, 5.00% due 7/1/2007	Aa3/NR	1,000,000	1,011,040
Chicago Housing Authority Capital Program Revenue, 5.25% due 7/1/2010	Aa3/NR	2,300,000	2,432,066
Chicago Midway Airport Revenue Series A, 5.40% due 1/1/2009 (Insured: MBIA)	Aaa/AAA	1,340,000	1,358,385
Chicago Midway Airport Revenue Series C, 5.50% due 1/1/2013 (Insured: MBIA)	Aaa/AAA	1,180,000	1,292,749
Chicago O’Hare International Airport Revenue, 5.375% due 1/1/2007 (Insured:AMBAC)	Aaa/AAA	1,000,000	1,004,660
Chicago O’Hare International Airport Revenue, 5.00% due 1/1/2012 (Insured: MBIA)	Aaa/AAA	1,105,000	1,174,604
Chicago O’Hare International Airport Revenue 2nd Lien Series C-1, 5.00% due 1/1/2010 (Insured: MBIA)	Aaa/AAA	1,000,000	1,041,650
Chicago O’Hare International Airport Revenue Passenger Facility Series A, 5.625% due 1/1/2014 (Insured:AMBAC)	Aaa/AAA	3,065,000	3,130,591
Chicago Park District Parking Facility Revenue, 5.75% due 1/1/2010 (ETM)	Baa1/A	1,000,000	1,065,750
Chicago Refunding Series A, 5.375% due 1/1/2013 (Insured: MBIA)	Aaa/AAA	3,000,000	3,213,780
Chicago Refunding Series A-2, 6.125% due 1/1/2012 (Insured:AMBAC)	Aaa/AAA	1,000,000	1,116,310
Chicago Water Revenue, 6.50% due 11/1/2011 (Insured: FGIC)	Aaa/AAA	1,810,000	2,046,368
Cook County Capital Improvement, 5.50% due 11/15/2008 pre-refunded 11/15/2006	Aaa/AAA	995,000	1,007,318
Cook County Community Consolidated School District 146 GO, 9.00% due 12/1/2016 (Tinley Park Project; Insured: FGIC)	Aaa/NR	2,500,000	3,516,100
Cook County Community Consolidated School District 15 GO, 0% due 12/1/2010 (Insured: FSA)	Aaa/NR	2,000,000	1,714,220
Cook County Community School District 97 Series B GO, 9.00% due 12/1/2013 (Insured: FGIC)	Aaa/NR	2,250,000	2,970,495
Cook County Community School District 99 GO, 9.00% due 12/1/2012 (Insured: FGIC)	Aaa/NR	1,000,000	1,279,300
Cook County Refunding Series A, 6.25% due 11/15/2013 (Insured: MBIA)	Aaa/AAA	3,995,000	4,615,783
Du Page County Forest Preservation District, 0% due 11/1/2009 (Partial ETM)	Aaa/AAA	5,000,000	4,460,600
Glenview Multi Family Revenue Refunding, 5.20% due 12/1/2027 put 12/1/2007 (Collateralized: FNMA)	NR/AAA	1,550,000	1,567,143
Hoffman Estates Tax Increment Revenue Junior Lien, 0% due 5/15/2007	Ba1/NR	1,500,000	1,457,460
Illinois DFA Multi Family Housing Revenue Refunding Series A, 5.55% due 7/20/2008 (Collateralized: GNMA)	NR/AAA	730,000	741,381
Illinois DFA PCR Refunding, 5.70% due 1/15/2009 (Commonwealth Edison Co. Project; Insured: MBIA)	Aaa/AAA	3,000,000	3,133,800
Illinois DFA Revenue, 6.00% due 11/15/2009 (Adventist Health Project; Insured: MBIA)	Aaa/AAA	3,635,000	3,861,933
Illinois DFA Revenue, 6.00% due 11/15/2010 (Adventist Health Project; Insured: MBIA)	Aaa/AAA	3,860,000	4,168,067
Illinois DFA Revenue Provena Health Series A, 5.50% due 5/15/2011 (Insured: MBIA)	Aaa/AAA	1,000,000	1,035,790
Illinois DFA Revenue Refunding Community Rehab Providers Series A, 6.00% due 7/1/2015	NR/BBB	4,500,000	4,592,205
Illinois DFA Revenue Series A, 5.75% due 5/15/2014 (Provena Health Project; Insured: MBIA)	Aaa/AAA	6,035,000	6,265,778
Illinois HFA Revenue, 6.00% due 7/1/2009 (Insured: MBIA)	Aaa/AAA	1,275,000	1,351,411
Illinois HFA Revenue, 5.50% due 11/15/2007 (OSF Healthcare System Project)	A2/A	915,000	930,857
Illinois HFA Revenue, 6.50% due 2/15/2008 (Iowa Health System Project)	A1/NR	1,290,000	1,332,480
Illinois HFA Revenue, 6.50% due 2/15/2009 (Iowa Health System Project)	A1/NR	1,375,000	1,448,480
Illinois HFA Revenue, 6.50% due 2/15/2010 (Iowa Health System Project) (ETM)	A1/NR	1,465,000	1,574,670
Illinois HFA Revenue, 6.00% due 2/15/2011 (Iowa Health System Project; Insured:AMBAC) (ETM)	Aaa/AAA	1,560,000	1,694,425
Illinois HFA Revenue Refunding, 5.00% due 8/15/2008 (University of Chicago Hospital & Health Project; Insured: MBIA)	Aaa/AAA	1,500,000	1,539,255
Illinois HFA Revenue Refunding, 5.50% due 11/15/2011 (Methodist Medical Center Project; Insured: MBIA)	Aaa/AAA	3,000,000	3,130,230
Illinois Hospital District, 5.50% due 1/1/2010 (Insured: FGIC)	Aaa/AAA	1,040,000	1,097,834
Illinois State COP Central Management Department, 5.00% due 7/1/2007 (Insured:AMBAC)	Aaa/AAA	500,000	505,370

Certified Annual Report	21

SCHEDULE OF INVESTMENTS, CONTINUED
Thornburg Limited Term Municipal Fund

Issuer-Description	Credit Rating† Moody’s/S&P	Principal Amount	Value
Lake County Community High School District 117 Series B, 0% due 12/1/2006 (Insured: FGIC)	Aaa/NR	$2,000,000	$1,988,020
Lake County Community High School District 117 Series B, 0% due 12/1/2011 (Insured: FGIC)	Aaa/NR	3,235,000	2,658,620
McHenry & Kane Counties Community Consolidated School District 158, 0% due 1/1/2010 (Insured: FGIC)	Aaa/AAA	1,000,000	885,230
McHenry & Kane Counties Community Consolidated School District 158, 0% due 1/1/2012 (Insured: FGIC)	Aaa/AAA	2,200,000	1,801,382
Mclean & Woodford Counties School District GO, 7.375% due 12/1/2010 (Insured: FSA)	Aaa/NR	1,500,000	1,712,880
Metropolitan Pier & Exposition Authority Dedicated State Tax Refunding, 0% due 6/15/2013 (McCormick Project; Insured: MBIA)	Aaa/AAA	1,045,000	807,022
Metropolitan Pier & Exposition Authority Dedicated State Tax Revenue Series A-2002, 6.00% due 6/15/2007 (McCormick Project; Insured:AMBAC)	Aaa/AAA	3,750,000	3,813,975
Naperville City, Du Page & Will Counties Economic Development Revenue, 6.10% due 5/1/2008 (Hospital & Health System Association Project; LOC: Bank One N.A.)	NR/AA-	1,305,000	1,320,086
Peoria Public Building Commission School District Facilities Revenue, 0% due 12/1/2007 (Insured: FGIC)	Aaa/NR	1,100,000	1,054,416
State of Illinois Waubonsee Community College District No. 516 GO, 0% due 12/15/2013 (Insured: FGIC)	Aaa/AAA	3,000,000	2,223,120
University of Illinois COP Series A, 5.00% due 8/15/2019 pre-refunded 8/15/2011 (Utility Infrastructure Project)	Aaa/AAA	5,235,000	5,568,417
University of Illinois Revenues, 0% due 10/1/2006 (Insured: MBIA)	Aaa/AAA	6,300,000	6,298,803
INDIANA — 7.18%
Allen County Economic Development Revenue, 5.30% due 12/30/2006 (Indiana Institute of Technology Project)	NR/NR	690,000	692,222
Allen County Economic Development Revenue, 5.60% due 12/30/2009 (Indiana Institute of Technology Project)	NR/NR	1,110,000	1,153,678
Allen County Economic Development Revenue, 5.00% due 12/30/2012 (Indiana Institute of Technology Project)	NR/NR	1,370,000	1,416,690
Allen County Jail Building Corp. First Mortgage, 5.75% due 10/1/2010 (ETM)	Aa3/NR	1,115,000	1,205,839
Allen County Jail Building Corp. First Mortgage GO, 5.00% due 10/1/2011 (Insured: XLCA)	Aaa/AAA	2,390,000	2,528,548
Allen County Jail Building Corp. First Mortgage GO, 5.00% due 10/1/2012 (Insured: XLCA)	Aaa/AAA	1,275,000	1,358,232
Allen County Jail Building Corp. First Mortgage GO, 5.00% due 10/1/2014 (Insured: XLCA)	Aaa/AAA	1,000,000	1,076,800
Allen County Jail Building Corp. First Mortgage GO, 5.00% due 10/1/2015 (Insured: XLCA)	Aaa/AAA	1,480,000	1,599,717
Allen County Jail Building Corp. First Mortgage GO, 5.00% due 10/1/2016 (Insured: XLCA)	Aaa/AAA	1,520,000	1,642,330
Allen County Redevelopment District Tax Series A, 5.00% due 11/15/2016	A3/NR	1,000,000	1,042,740
Ball State University Revenues Student Fee Series K, 5.75% due 7/1/2012 (Insured: FGIC)	Aaa/AAA	1,000,000	1,099,040
Boone County Hospital Association Lease Revenue, 5.00% due 1/15/2007 (ETM)	Aaa/AAA	1,085,000	1,089,600
Boonville Junior High School Building Corp. Revenue, 0% due 7/1/2010 (State Aid Withholding)	NR/A	850,000	722,891
Boonville Junior High School Building Corp. Revenue, 0% due 1/1/2011 (State Aid Withholding)	NR/A	850,000	704,820
Boonville Junior High School Building Corp. Revenue, 0% due 7/1/2011 (State Aid Withholding)	NR/A	950,000	770,593
Brownsburg 1999 School Building, 5.00% due 8/1/2011 (Insured: FSA)	NR/AAA	1,835,000	1,948,660
Brownsburg 1999 School Building, 5.25% due 2/1/2012 (Insured: FSA)	NR/AAA	1,880,000	2,025,380
Brownsburg 1999 School Building, 5.25% due 8/1/2012 (Insured: FSA)	NR/AAA	1,755,000	1,901,191
Carmel Redevelopment Authority Lease Performing Arts, 0% due 2/1/2015	Aa2/AA	1,575,000	1,119,856
Center Grove 2000 Building First Mortgage, 5.00% due 7/15/2009 (Insured:AMBAC) (ETM)	Aaa/AAA	1,175,000	1,220,202
Center Grove 2000 Building First Mortgage, 5.00% due 7/15/2010 (Insured:AMBAC) (ETM)	Aaa/AAA	1,135,000	1,193,214
Dekalb County Redevelopment Authority Lease Rental Revenue Refunding, 5.00% due 1/15/2011 (Mini Mill Local Public Improvement Project; Insured: XLCA)	Aaa/AAA	1,015,000	1,064,796
Dekalb County Redevelopment Authority Lease Rental Revenue Refunding, 5.00% due 1/15/2012 (Mini Mill Local Public Improvement Project; Insured: XLCA)	Aaa/AAA	1,000,000	1,056,460
Dekalb County Redevelopment Authority Lease Rental Revenue Refunding, 5.25% due 1/15/2013 (Mini Mill Local Public Improvement Project; Insured: XLCA)	Aaa/AAA	1,000,000	1,074,540
Dekalb County Redevelopment Authority Lease Rental Revenue Refunding, 5.25% due 1/15/2014 (Mini Mill Local Public Improvement Project; Insured: XLCA)	Aaa/AAA	1,000,000	1,072,010

22	Certified Annual Report

SCHEDULE OF INVESTMENTS, CONTINUED
Thornburg Limited Term Municipal Fund	September 30, 2006

Issuer-Description	Credit Rating† Moody’s/S&P	Principal Amount	Value
Eagle Union Middle School Building Corp., 5.50% due 7/15/2009 (ETM)	Aaa/AAA	$910,000	$957,011
Elberfeld J. H. Castle School Building Corp. Indiana First Mortgage Refunding, 0% due 7/5/2008 (Insured: MBIA)	NR/AAA	1,860,000	1,744,531
Evansville Vanderburgh Refunding, 5.00% due 7/15/2014 (Insured: AMBAC)	NR/AAA	1,000,000	1,080,170
Evansville Vanderburgh Refunding, 5.00% due 7/15/2015 (Insured: AMBAC)	NR/AAA	1,000,000	1,084,970
Goshen Multi-School Building Corp. First Mortgage, 5.20% due 7/15/2007 (Insured: MBIA) (ETM)	Aaa/AAA	965,000	973,116
Hammond Multi-School Building Corp. First Mortgage Refunding Bond Series 1997, 6.00% due 7/15/2008 (Lake County Project; State Aid Withholding)	Aaa/A	1,850,000	1,897,452
Huntington Economic Development Revenue, 6.00% due 11/1/2006 (United Methodist Membership Project)	NR/NR	105,000	105,139
Huntington Economic Development Revenue, 6.15% due 11/1/2008 (United Methodist Membership Project)	NR/NR	700,000	721,511
Huntington Economic Development Revenue, 6.20% due 11/1/2010 (United Methodist Membership Project)	NR/NR	790,000	817,144
Indiana Health Facility Financing Authority Hospital Revenue Series D, 5.00% due 11/1/2026 pre-refunded 11/1/2007	Aaa/NR	1,600,000	1,623,328
Indiana State Educational Facilities Authority Revenue, 5.75% due 10/1/2009 (University of Indianapolis Project)	NR/A-	670,000	703,085
Indiana University Revenues Refunding, 0% due 8/1/2007 (Insured: AMBAC)	Aaa/AAA	2,500,000	2,426,425
Indianapolis Airport Authority Revenue Refunding Series A, 5.35% due 7/1/2007 (Insured: FGIC)	Aaa/AAA	1,100,000	1,114,399
Indianapolis Local Public Improvement Bond Series D, 5.00% due 7/1/2016 (Insured: FGIC)	Aaa/AAA	1,030,000	1,116,479
Indianapolis Local Public Improvement Bond Series F, 5.00% due 1/1/2015 (Waterworks Project; Insured: MBIA)	Aaa/AAA	1,000,000	1,084,290
Indianapolis Local Public Improvement Bond Series F, 5.00% due 7/1/2015 (Waterworks Project; Insured: MBIA)	Aaa/AAA	1,000,000	1,087,830
Indianapolis Resource Recovery Revenue Refunding, 6.75% due 12/1/2006 (Ogden Martin Systems, Inc. Project; Insured: AMBAC)	Aaa/AAA	2,000,000	2,009,840
Knox Middle School Building Corp. First Mortgage, 6.00% due 7/15/2008 (Insured: FGIC)	Aaa/AAA	855,000	890,568
Knox Middle School Building Corp. First Mortgage, 6.00% due 7/15/2009 (Insured: FGIC)	Aaa/AAA	455,000	483,756
Madison Schools Lydia Middleton Building Corp., 5.00% due 7/15/2014 (Insured: FGIC)	Aaa/AAA	1,200,000	1,297,044
Madison Schools Lydia Middleton Building Corp., 5.00% due 7/15/2015 (Insured: FGIC)	Aaa/AAA	1,250,000	1,357,187
Monroe County Community School Building Corp. Revenue Refunding, 5.00% due 1/15/2007 (Insured: AMBAC)	Aaa/AAA	315,000	316,298
Mount Vernon of Hancock County Refunding First Mortgage, 5.00% due 7/15/2013 (Insured: MBIA)	Aaa/AAA	1,055,000	1,135,887
Mount Vernon of Hancock County Refunding First Mortgage, 5.00% due 7/15/2014 (Insured: MBIA)	Aaa/AAA	1,135,000	1,227,593
Mount Vernon of Hancock County Refunding First Mortgage, 5.00% due 7/15/2015 (Insured: MBIA)	Aaa/AAA	1,140,000	1,238,644
Noblesville Redevelopment Authority, 5.00% due 8/1/2016 (146th Street Extension A Project)	NR/A+	1,660,000	1,760,546
Northwestern School Building Corp., 5.00% due 7/15/2011 (State Aid Withholding)	NR/AAp	1,240,000	1,312,280
Perry Township Multi School Building Refunding, 5.00% due 1/10/2013 (Insured: FSA)	Aaa/NR	1,225,000	1,309,905
Perry Township Multi School Building Refunding, 5.00% due 7/10/2013 (Insured: FSA)	Aaa/NR	2,025,000	2,173,817
Perry Township Multi School Building Refunding, 5.00% due 7/10/2014 (Insured: FSA)	Aaa/NR	2,130,000	2,297,674
Peru Community School Corp. Refunding First Mortgage, 0% due 7/1/2010 (State Aid Withholding)	NR/A	835,000	710,134
Plainfield Community High School Building Corp. First Mortgage, 5.00% due 1/15/2015 (Insured: FGIC)	Aaa/AAA	1,445,000	1,565,051
Rockport PCR Series C, 2.625% due 4/1/2025 put 10/1/2006 (Indiana Michigan Power Co. Project)	Baa2/BBB	4,030,000	4,030,000
Warren Township Vision 2005, 5.00% due 7/10/2015 (Insured: FGIC)	Aaa/AAA	2,095,000	2,267,418
Wawasee Community School Corp. First Mortgage, 5.50% due 7/15/2010 (State Aid Withholding) (ETM)	NR/AA	995,000	1,063,546
Wawasee Community School Corp. First Mortgage, 5.50% due 7/15/2011 (State Aid Withholding) (ETM)	NR/AA	1,095,000	1,187,714
West Clark 2000 School Building Corp., 5.25% due 1/15/2013 (Insured: MBIA)	Aaa/AAA	1,235,000	1,341,469
West Clark 2000 School Building Corp., 5.25% due 7/15/2013 (Insured: MBIA)	Aaa/AAA	1,305,000	1,424,486
West Clark 2000 School Building Corp., 5.25% due 1/15/2014 (Insured: MBIA)	Aaa/AAA	1,335,000	1,460,623
West Clark School Building Corp. First Mortgage, 5.75% due 7/15/2011 (State Aid Withholding)	Aaa/AAA	2,080,000	2,273,086
Westfield Elementary School Building Corp. First Mortgage Series 1997, 6.80% due 7/15/2007 (ETM)	Aaa/AAA	765,000	778,388
Whitko Middle School Building Corp. Refunding, 5.35% due 7/15/2007 (Insured: FSA)	Aaa/AAA	665,000	671,451

Certified Annual Report	23

SCHEDULE OF INVESTMENTS, CONTINUED
Thornburg Limited Term Municipal Fund	September 30, 2006

Issuer-Description	Credit Rating† Moody’s/S&P	Principal Amount	Value
IOWA — 2.62%
Ankeny Community School District Sales & Services Tax Revenue, 5.00% due 7/1/2010	NR/AA-	$2,900,000	$3,016,435
Des Moines Limited Obligation Revenue, 4.00% due 12/1/2015 put 12/1/2006 (Des Moines Parking Associates Project; LOC:Wells Fargo Bank)	NR/NR	3,180,000	3,177,711
Dubuque Community School District Series B, 5.00% due 1/1/2013	NR/NR	1,600,000	1,622,832
Dubuque Community School District Series B, 5.00% due 7/1/2013	NR/NR	1,640,000	1,663,124
Iowa Finance Authority Commercial Development Revenue Refunding, 5.75% due 4/1/2014 put 4/1/2010 (Governor Square Project; Insured:AXA)	NR/AA-	6,650,000	6,835,801
Iowa Finance Authority Hospital Facility Revenue, 6.50% due 2/15/2007 (Iowa Health Services Project)	Aa3/NR	435,000	439,076
Iowa Finance Authority Hospital Facility Revenue, 6.50% due 2/15/2009 (Iowa Health Services Project)	Aa3/NR	1,825,000	1,922,528
Iowa Finance Authority Hospital Facility Revenue, 6.50% due 2/15/2010 (Iowa Health Services Project)	Aa3/NR	1,955,000	2,101,351
Iowa Finance Authority Hospital Facility Revenue, 6.00% due 2/15/2011 pre-refunded 2/15/2010 (Iowa Health Services Project; Insured:AMBAC)	Aaa/AAA	3,145,000	3,410,784
Iowa Finance Authority Revenue Trinity Health Series B, 5.75% due 12/1/2007	Aa3/AA-	1,430,000	1,462,132
Iowa Finance Authority Revenue Trinity Health Series B, 5.75% due 12/1/2010	Aa3/AA-	3,295,000	3,498,565
Tobacco Settlement Authority, 5.30% due 6/1/2025 pre-refunded 6/1/2011	NR/AAA	2,695,000	2,884,243
KENTUCKY — 1.33%
Kentucky Economic Development Finance Authority Series C, 5.35% due 10/1/2009 (Norton Healthcare Project; Insured: MBIA)	Aaa/AAA	7,400,000	7,752,906
Kentucky Economic Development Finance Authority Series C, 5.40% due 10/1/2010 (Norton Healthcare Project; Insured: MBIA)	Aaa/AAA	7,830,000	8,325,796
Louisville Water Revenue Refunding, 6.00% due 11/15/2006 (ETM)	Aaa/AAA	150,000	150,429
LOUISIANA — 3.25%
England District, 5.00% due 8/15/2010 (Insured: FGIC)	Aaa/AAA	1,000,000	1,047,550
Jefferson Sales Tax District Special Sales Tax Revenue, 5.25% due 12/1/2006 (Insured:AMBAC)	Aaa/AAA	1,440,000	1,443,845
Jefferson Sales Tax District Special Sales Tax Revenue, 5.25% due 12/1/2007 (Insured:AMBAC)	Aaa/AAA	1,515,000	1,542,664
Louisiana Environmental Facilities & Community Development Authority Multi Family Revenue Series A, 5.00% due 9/1/2012 (Bellemont Apartments Project)	Baa1/NR	1,000,000	998,950
Louisiana Public Facilities Authority Hospital Revenue Series A, 5.50% due 7/1/2010 (Franciscan Missionaries Project; Insured: FSA)	Aaa/AAA	1,000,000	1,059,990
Louisiana Public Facilities Authority Revenue, 5.50% due 10/1/2006 (Loyola University Project)	A1/A+	1,280,000	1,280,064
Louisiana Public Facilities Authority Revenue, 5.75% due 10/1/2008 (Loyola University Project)	A1/A+	1,000,000	1,022,560
Louisiana Public Facilities Authority Revenue, 5.375% due 12/1/2008 (Wynhoven Health Care Center Project; Guaranty:Archdiocese of New Orleans)	NR/NR	1,425,000	1,432,567
Louisiana State Citizens Property Insurance Corp., 5.00% due 6/1/2015 (Insured:AMBAC)	Aaa/AAA	5,000,000	5,413,400
Louisiana State Correctional Facilities Corp. Lease Refunding, 5.00% due 12/15/2008 (Insured: Radian)	NR/AA	7,135,000	7,309,950
Louisiana State Correctional Facilities Corp. Lease Revenue Refunding, 5.00% due 12/15/2007 (Insured: Radian)	NR/AA	3,760,000	3,811,813
Louisiana State Office Facilities Corp., 5.50% due 5/1/2013 (Capitol Complex Project; Insured:AMBAC)	Aaa/AAA	1,150,000	1,238,228
Louisiana State Offshore Terminal Authority Deepwater Port Revenue, 4.375% due 10/1/2020 put 6/1/2007 (Loop LLC Project)	A3/A	2,350,000	2,356,768
Louisiana State Series A, 5.50% due 11/15/2008 (Insured: FGIC)	Aaa/AAA	1,980,000	2,057,953
Monroe Sales Tax Increment Garrett Road Economic Development Area, 5.00% due 3/1/2017 (Insured: Radian)	Aa3/AA	1,505,000	1,594,773
New Orleans Exhibit Hall Authority Series A, 5.00% due 7/15/2009 (Ernest N. Morial Convention Center Project; Insured:AMBAC)	Aaa/AAA	2,000,000	2,065,100
New Orleans Parish School Board, 0% due 2/1/2008 (ETM)	Aaa/AAA	3,480,000	3,115,783
St. Tammany Parish Sales Tax, 5.00% due 6/1/2010 (Insured: CIFG)	NR/AAA	1,000,000	1,047,360

24	Certified Annual Report

SCHEDULE OF INVESTMENTS, CONTINUED
Thornburg Limited Term Municipal Fund	September 30, 2006

Issuer-Description	Credit Rating† Moody’s/S&P	Principal Amount	Value
MARYLAND — 0.33%
Howard County Retirement Community Revenue Series A, 7.25% due 5/15/2015 pre-refunded 5/15/2010	NR/AAA	$1,000,000	$1,149,950
Howard County Retirement Community Revenue Series A, 7.875% due 5/15/2021 pre-refunded 5/15/2010	NR/AAA	2,500,000	2,925,700
MASSACHUSETTS — 3.47%
Massachusetts Development Finance Agency Resource Recovery Revenue Series A, 5.50% due 1/1/2011 (Seamass Partnership; Insured: MBIA)	Aaa/AAA	3,470,000	3,712,241
Massachusetts Development Finance Agency Resource Recovery Revenue Series B, 5.625% due 1/1/2012 (Seamass Partnership; Insured: MBIA)	Aaa/AAA	1,240,000	1,348,661
Massachusetts State Construction Loan Series C, 5.50% due 11/1/2013 (Insured: FGIC)	Aaa/AAA	685,000	761,556
Massachusetts State Construction Loan Series C, 5.00% due 9/1/2015	Aa2/AA	10,000,000	10,890,300
Massachusetts State Construction Loan Series D, 6.00% due 11/1/2013 (Insured: MBIA)	Aaa/AAA	1,000,000	1,141,360
Massachusetts State Health & Educational Berkshire Health Systems Series F, 5.00% due 10/1/2011 (Insured:Assured Guaranty)	NR/AAA	2,345,000	2,484,223
Massachusetts State Health & Educational Berkshire Health Systems Series F, 5.00% due 10/1/2012 (Insured:Assured Guaranty)	NR/AAA	2,330,000	2,485,970
Massachusetts State Health & Educational Berkshire Health Systems Series F, 5.00% due 10/1/2013 (Insured:Assured Guaranty)	NR/AAA	3,215,000	3,450,338
Massachusetts State Health & Educational Facilities Authority Revenue Series H, 5.375% due 5/15/2012 (New England Medical Center Hospital Project; Insured: FGIC)	Aaa/AAA	3,415,000	3,707,221
Massachusetts State Industrial Finance Agency, 5.90% due 7/1/2027 pre-refunded 7/1/2007 (Dana Hall School Project)	NR/NR	1,220,000	1,264,725
Massachusetts State Industrial Finance Agency Biomedical A, 0% due 8/1/2010	Aa2/AA-	10,000,000	8,651,200
Massachusetts State Refunding GO Series A, 6.00% due 11/1/2008	Aa2/AA	1,000,000	1,049,080
Massachusetts State Refunding GO Series A, 5.50% due 1/1/2010	Aa2/AA	1,500,000	1,588,620
MICHIGAN — 2.67%
Dearborn Economic Development Corp. Oakwood Obligation Group Series A, 5.75% due 11/15/2015 (Insured: FGIC)	Aaa/AAA	2,450,000	2,496,427
Detroit Convention Facility, 5.25% due 9/30/2007	NR/A	1,000,000	1,014,230
Detroit Series A, 6.00% due 4/1/2007 (ETM)	Aaa/AAA	1,405,000	1,422,520
Dickinson County Healthcare Systems Hospital Revenue Refunding, 5.50% due 11/1/2013 (Insured:ACA)	NR/A	2,500,000	2,624,975
Gull Lake Community School District GO, 0% due 5/1/2013 (Insured: FGIC)	Aaa/AAA	3,000,000	2,158,200
Michigan HFA Revenue, 5.375% due 7/1/2012 (Insured: FSA)	Aaa/AAA	2,000,000	2,022,400
Michigan HFA Revenue Series A, 5.375% due 11/15/2033 put 11/15/2007 (Ascension Health Project)	Aa2/AA	10,000,000	10,185,400
Michigan State COP Series A, 5.00% due 9/1/2031 put 9/1/2011 (Insured: MBIA)	Aaa/AAA	6,000,000	6,326,640
Michigan State Strategic Fund Refunding Detroit Educational, 4.85% due 9/1/2030 put 9/1/2011 (Insured:AMBAC)	Aaa/NR	2,075,000	2,166,508
Oakland County Economic Development Corp. Limited, 5.50% due 6/1/2014 pre-refunded 6/1/2007 (Lutheran Social Services; LOC: First America Bank)	Aa3/NR	1,000,000	1,032,800
Summit Academy North Michigan School District, 8.75% due 7/1/2030 pre-refunded 7/1/2010	NR/NR	1,100,000	1,289,475
MINNESOTA — 0.22%
Minneapolis St. Paul Health Care Systems, 5.25% due 12/1/2012 (Healthpartners Obligation Group Project)	Baa1/BBB+	1,000,000	1,063,330
Minneapolis St. Paul Health Care Systems, 5.25% due 12/1/2013 (Healthpartners Obligation Group Project)	Baa1/BBB+	1,500,000	1,602,510

Certified Annual Report	25

SCHEDULE OF INVESTMENTS, CONTINUED
Thornburg Limited Term Municipal Fund	September 30, 2006

Issuer-Description	Credit Rating† Moody’s/S&P	Principal Amount	Value
MISSISSIPPI — 0.67%
De Soto County School District Trust Certificates, 5.00% due 12/1/2015 (Insured: MBIA)	Aaa/NR	$1,000,000	$1,035,790
Gautier Utility District Systems Revenue Refunding, 5.50% due 3/1/2012 (Insured: FGIC)	Aaa/NR	1,020,000	1,108,220
Mississippi Hospital Equipment & Facilities Authority Revenue Refunding, 6.00% due 1/1/2015 (Forrest County General Hospital Project; Insured: FSA)	Aaa/NR	1,365,000	1,484,519
Mississippi Hospital Equipment & Facilities Baptist Memorial Health B2, 3.50% due 9/1/2022 put 10/1/2006	NR/NR	3,500,000	3,499,895
Mississippi State GO, 6.20% due 2/1/2008 (ETM)	Aaa/AAA	985,000	1,015,525
MISSOURI — 0.40%
Missouri Development Finance Board Healthcare Facilities Revenue Series A, 4.80% due 11/1/2012 (Lutheran Home Aged Project; LOC: Commerce Bank)	Aa3/NR	1,275,000	1,300,130
Missouri State Health & Educational Facilities Authority Revenue Series A, 5.00% due 6/1/2011	NR/AA-	1,000,000	1,052,280
St. Louis County Refunding, 5.00% due 8/15/2007 (Convention & Sports Facility Project B 1; Insured: AMBAC)	Aaa/AAA	2,495,000	2,526,437
MONTANA — 1.29%
Forsyth PCR Refunding, 5.00% due 10/1/2032 put 12/30/2008 (Insured: AMBAC)	Aaa/AAA	11,440,000	11,735,495
Forsyth PCR Refunding, 5.20% due 5/1/2033 put 5/1/2009 (Portland General Project)	Baa1/BBB+	4,000,000	4,109,560
NEBRASKA — 0.71%
Madison County Hospital Authority Revenue 1, 5.25% due 7/1/2010 (Faith Regional Health Services Project; Insured: Radian)	NR/AA	1,455,000	1,529,671
Madison County Hospital Authority Revenue 1, 5.50% due 7/1/2012 (Faith Regional Health Services Project; Insured: Radian)	NR/AA	1,625,000	1,749,767
Omaha Public Power District Electric Revenue Refunding Systems B, 5.00% due 2/1/2013	Aa2/AA	5,000,000	5,353,550
NEVADA — 1.49%
Clark County District 121 A Refunding, 5.00% due 12/1/2015 (Insured: AMBAC)	Aaa/AAA	2,000,000	2,158,880
Clark County School District Series D GO, 5.00% due 6/15/2015 (Insured: MBIA)	Aaa/AAA	1,000,000	1,075,080
Humboldt County PCR Refunding, 6.55% due 10/1/2013 (Sierra Pacific Project; Insured: AMBAC)	Aaa/AAA	5,000,000	5,091,050
Las Vegas Special Refunding Local Improvement District 707 Series A, 5.125% due 6/1/2011 (Insured: FSA)	Aaa/AAA	1,670,000	1,740,691
Nevada Housing Division Multi Family Certificate A, 4.80% due 4/1/2008 (Collateralized: FNMA)	NR/AAA	220,000	219,914
Nevada State Colorado River Commission Power Delivery Series A GO, 7.00% due 9/15/2008 pre-refunded 9/15/2007	Aa1/AA+	840,000	867,493
Sparks Redevelopment Agency Tax Allocation Revenue Refunding Series A, 5.75% due 1/15/2009 (Insured: Radian)	NR/AA	1,000,000	1,042,780
Sparks Redevelopment Agency Tax Allocation Revenue Refunding Series A, 5.75% due 1/15/2010 (Insured: Radian)	NR/AA	1,000,000	1,057,710
Sparks Redevelopment Agency Tax Allocation Revenue Refunding Series A, 5.75% due 1/15/2011 (Insured: Radian)	NR/AA	1,285,000	1,368,243
Washoe County School District, 5.50% due 6/1/2008 (Insured: FSA)	Aaa/AAA	3,500,000	3,610,810
NEW HAMPSHIRE — 0.42%
Manchester Housing & Redevelopment Authority Series A, 6.05% due 1/1/2012 (Insured: ACA)	NR/A	1,500,000	1,600,380
New Hampshire Industrial Development Authority Revenue, 3.75% due 12/1/2009 (Central Vermont Public Services Project; LOC: Citizens Bank)	NR/AA-	2,880,000	2,889,302
New Hampshire System Revenue Series A, 7.00% due 11/1/2006 (Insured: FGIC)	Aaa/AAA	665,000	666,949
NEW JERSEY — 2.68%
Hudson County COP, 7.00% due 12/1/2012 (Insured: MBIA)	Aaa/AAA	1,000,000	1,170,440
Hudson County COP, 6.25% due 12/1/2014 (Insured: MBIA)	Aaa/AAA	1,500,000	1,737,960

26	Certified Annual Report

SCHEDULE OF INVESTMENTS, CONTINUED
Thornburg Limited Term Municipal Fund	September 30, 2006

Issuer-Description	Credit Rating† Moody’s/S&P	Principal Amount	Value
New Jersey Economic Development Authority Revenue Cigarette Tax, 5.00% due 6/15/2010 (Insured: FSA)	Aaa/AAA	$1,000,000	$1,048,530
New Jersey Economic Development Authority Revenue Cigarette Tax, 5.00% due 6/15/2012 (Insured: FGIC)	Aaa/AAA	7,375,000	7,860,570
New Jersey State Transportation Corp. Fed Transportation Administration Grants Series A, 5.50% due 9/15/2013 (Insured: AMBAC)	Aaa/AAA	7,650,000	8,449,578
New Jersey State Transportation Corp. Series A, 5.25% due 9/15/2013 (Insured: AMBAC)	Aaa/AAA	5,000,000	5,446,750
New Jersey State Transportation Trust Fund Authority Series C, 5.25% due 6/15/2013 (Transportation Systems Project; Insured: MBIA) (ETM)	Aaa/AAA	5,000,000	5,470,250
Newark Housing Authority Port Authority Rental Backed, 5.00% due 1/1/2010 (Newark Marine Terminal Redevelopment Project; Insured: MBIA)	Aaa/AAA	1,000,000	1,043,530
Pequannock River Basin Regional Sewage Authority Refunding Series M, 5.00% due 12/1/2006 (Sewer Revenue Project; Insured: MBIA)	Aaa/NR	630,000	631,556
NEW MEXICO — 1.49%
Albuquerque Joint Water & Sewage Systems Revenue Refunding & Improvement Series A, 5.25% due 7/1/2011	Aa2/AA	1,135,000	1,218,173
Farmington PCR, 3.85% due 9/1/2024 put 10/2/2006 (LOC: Barclays Bank) (daily demand notes)	P1/A-1+	1,000,000	1,000,000
Farmington Utility Systems Revenue Refunding Series A, 5.00% due 5/15/2011 (Insured: FSA)	Aaa/AAA	3,000,000	3,183,090
Gallup PCR Refunding Tri State Generation, 5.00% due 8/15/2012 (Insured: AMBAC)	Aaa/AAA	3,345,000	3,561,421
New Mexico Highway Commission Revenue Subordinated Lien Tax Series B, 5.00% due 6/15/2011 (Insured: AMBAC) (ETM)	Aaa/AAA	4,865,000	5,148,824
University of New Mexico Hospital Mortgage Revenue Bonds, 5.00% due 1/1/2011 (Insured: FSA & FHA)	Aaa/AAA	1,790,000	1,887,967
University of New Mexico Hospital Mortgage Revenue Bonds, 5.00% due 7/1/2011 (Insured: FSA & FHA)	Aaa/AAA	2,065,000	2,189,292
NEW YORK — 6.99%
Brookhaven Industrial Development Agency Revenue, 4.375% due 11/1/2031 put 11/1/2006 (Methodist Retirement Community Project; LOC: Northfork Bank)	A1/A-	2,100,000	2,100,714
Hempstead Town Industrial Development Agency Resource Recovery Revenue, 5.00% due 12/1/2008 (American Ref-Fuel Project; Insured: MBIA)	Aaa/AAA	1,000,000	1,022,190
Long Island Power Authority Electric Systems Revenue General Series A, 6.00% due 12/1/2007 (Insured: AMBAC)	Aaa/AAA	2,285,000	2,349,117
Long Island Power Authority Electric Systems Revenue General Series B, 5.00% due 12/1/2006	A3/A-	7,000,000	7,015,680
Metropolitan Transportation Authority Revenue Series B, 5.00% due 11/15/2007	A2/A	5,000,000	5,077,050
Metropolitan Transportation Authority Service Series B, 5.25% due 7/1/2007	A1/AA-	4,535,000	4,591,370
Monroe County Industrial Development Agency, 5.375% due 6/1/2007 (St. John Fisher College Project; Insured: Radian)	NR/AA	1,050,000	1,061,309
New York City Housing Development Corp. Multi Family Housing Revenue Refunding Series A, 5.50% due 11/1/2009 (Insured: FHA)	Aa2/AA	185,000	186,108
New York City Industrial Development Agency Civic Facility Series A, 5.25% due 6/1/2011 (Lycee Francais De New York Project; Insured: ACA)	NR/A	2,215,000	2,331,996
New York City Industrial Development Agency Civic Facility Series A, 5.25% due 6/1/2012 (Lycee Francais De New York Project; Insured: ACA)	NR/A	2,330,000	2,468,472
New York City Refunding Series B GO, 5.50% due 8/1/2011 (Insured: MBIA)	Aaa/AAA	1,000,000	1,084,930
New York City Series G GO, 5.25% due 8/1/2016	A1/AA-	4,000,000	4,108,600
New York City Transitional Finance Authority Facilities Refunding Series A 1, 5.00% due 11/1/2014	Aa1/AAA	2,000,000	2,179,240
New York City Transitional Finance Authority Facilities Refunding Series A 1, 5.00% due 11/1/2015	Aa1/AAA	1,500,000	1,642,395
New York City Transitional Refunding Future Tax Series A1, 5.00% due 11/1/2012	Aa1/AAA	5,000,000	5,386,050
New York Dormitory Authority Revenues Mental Health Services Facilities Improvement B, 5.00% due 8/15/2010 (Insured: MBIA)	Aaa/AAA	1,600,000	1,682,576
New York State Dormitory Authority Revenue Hospital Refunding, 5.00% due 2/15/2010 (Wyckoff Heights Project; Insured: AMBAC)	Aaa/AAA	4,870,000	5,026,181

Certified Annual Report	27

SCHEDULE OF INVESTMENTS, CONTINUED
Thornburg Limited Term Municipal Fund	September 30, 2006

Issuer-Description	Credit Rating† Moody’s/S&P	Principal Amount	Value
New York State Dormitory Authority Revenue Hospital Series A, 5.25% due 8/15/2013 (Presbyterian Hospital; Insured: FHA & FSA)	Aaa/AAA	$3,800,000	$4,136,566
New York State Dormitory Authority Revenues, 5.00% due 7/1/2007 (City University Systems Project)	A1/AA-	3,500,000	3,535,490
New York State Dormitory Authority Revenues, 6.00% due 7/1/2007 (Champlain Valley Physicians Project; Insured: Connie Lee)	NR/AAA	1,040,000	1,058,377
New York State Dormitory Authority Revenues, 5.50% due 7/1/2012 (South Nassau Community Hospital B Project)	Baa1/NR	1,820,000	1,952,223
New York State Dormitory Authority Revenues, 5.50% due 7/1/2013 (South Nassau Community Hospital B Project)	Baa1/NR	1,500,000	1,618,125
New York State Dormitory Authority Revenues Aids Long Term Health Facilities, 5.00% due 11/1/2012 (Insured: SONYMA)	Aa1/NR	2,000,000	2,092,340
New York State Dormitory Authority Revenues Aids Long Term Health Facilities, 5.00% due 11/1/2013 (Insured: SONYMA)	Aa1/NR	4,600,000	4,805,298
New York State Dormitory Authority Revenues Aids Long Term Health Facilities, 5.00% due 11/1/2014 (Insured: SONYMA)	Aa1/NR	1,500,000	1,566,945
New York State Dormitory Authority Revenues Secured Hospital Interfaith Medical Center Series D, 5.75% due 2/15/2008 (Insured: FSA)	Aaa/AAA	2,515,000	2,583,509
New York State Dormitory Authority Revenues Series B, 5.25% due 11/15/2026 put 5/15/2012 (Insured: AMBAC)	Aaa/AAA	4,000,000	4,303,800
New York State Housing Finance Service Contract Series A, 6.25% due 9/15/2010 pre-refunded 9/15/2007	A1/AAA	1,920,000	1,964,851
Oneida County Industrial Development Agency Series C, 6.00% due 1/1/2009 (Civic Facility Faxton Hospital Project; Insured: Radian)	NR/AA	710,000	743,569
Tobacco Settlement Financing Corp. Revenue Asset Backed Series A-1C, 5.25% due 6/1/2012 (Secured: State Contingency Contract)	A1/AA-	1,190,000	1,191,642
Tobacco Settlement Financing Corp. Revenue Asset Backed Series B-1C, 5.25% due 6/1/2013	A1/AA-	2,600,000	2,667,652
Tobacco Settlement Financing Corp. Revenue Asset Backed Series B-1C, 5.25% due 6/1/2013 (Insured: XLCA)	Aaa/AAA	2,000,000	2,055,980
NORTH CAROLINA — 2.15%
North Carolina Eastern Municipal Power Agency Power Systems Revenue Refunding Series A, 5.50% due 1/1/2012	Baa2/BBB	1,000,000	1,074,810
North Carolina Eastern Municipal Power Agency Power Systems Revenue Refunding Series C, 5.25% due 1/1/2012	Baa2/BBB	650,000	690,976
North Carolina Eastern Municipal Power Agency Power Systems Revenue Refunding Series C, 5.25% due 1/1/2013	Baa2/BBB	1,055,000	1,127,278
North Carolina Eastern Municipal Power Agency Power Systems Revenue Refunding Series D, 5.375% due 1/1/2011	Baa2/BBB	3,000,000	3,176,610
North Carolina Municipal Power Agency 1 Catawba Electric Revenue Refunding, 6.00% due 1/1/2010 (Insured: MBIA)	Aaa/AAA	2,400,000	2,577,600
North Carolina Municipal Power Agency 1 Catawba Electric Revenue Series A, 5.50% due 1/1/2013	A3/BBB+	2,505,000	2,708,106
North Carolina Municipal Power Agency 1 Catawba Electric Revenue Series B, 6.375% due 1/1/2013	A3/BBB+	1,000,000	1,078,950
North Carolina Municipal Power Agency Catawba Electric Series A, 6.00% due 1/1/2007 (Insured: MBIA)	Aaa/AAA	3,400,000	3,421,012
North Carolina Municipal Power Agency Catawba Electric Series A, 6.00% due 1/1/2008 (Insured: MBIA)	Aaa/AAA	3,900,000	4,016,571
North Carolina State Infrastructure, 5.00% due 2/1/2016 (Correctional Facilities Project A)	Aa2/AA+	5,000,000	5,343,900
University of North Carolina Systems Pool Revenue Refunding Series B, 5.00% due 4/1/2012 (Insured: AMBAC)	Aaa/AAA	1,030,000	1,101,698

28	Certified Annual Report

SCHEDULE OF INVESTMENTS, CONTINUED
Thornburg Limited Term Municipal Fund	September 30, 2006

Issuer-Description	Credit Rating† Moody’s/S&P	Principal Amount	Value
OHIO — 2.38%
Akron COP Refunding, 5.00% due 12/1/2013 (Insured:Assured Guaranty)	NR/AAA	$3,000,000	$3,199,350
Akron COP Refunding, 5.00% due 12/1/2014 (Insured:Assured Guaranty)	NR/AAA	2,000,000	2,141,300
Cleveland Cuyahoga County Port Authority Revenue, 6.00% due 11/15/2010	NR/NR	2,815,000	2,922,871
Greater Cleveland Regional Transportation Authority GO, 5.00% due 12/1/2015 (Insured: MBIA)	Aaa/NR	1,000,000	1,095,560
Hudson City Library Improvement, 6.35% due 12/1/2011	Aa1/NR	1,400,000	1,562,456
Lake County Sewer & Water District Improvement, 5.30% due 12/1/2011	Aa2/NR	390,000	403,794
Lorain County Hospital Revenue Refunding Catholic Healthcare Partners B, 6.00% due 9/1/2008 (Insured: MBIA)	Aaa/AAA	1,200,000	1,246,956
Mahoning Valley District Water Refunding, 5.85% due 11/15/2008 (Insured: FSA)	Aaa/AAA	1,300,000	1,361,568
Mahoning Valley District Water Refunding, 5.90% due 11/15/2009 (Insured: FSA)	Aaa/AAA	770,000	823,746
Montgomery County Revenue, 6.00% due 12/1/2008 (Catholic Health Initiatives Project)	Aa2/AA	2,250,000	2,349,743
Montgomery County Revenue, 6.00% due 12/1/2009 (Catholic Health Initiatives Project)	Aa2/AA	2,385,000	2,532,202
Montgomery County Revenue, 6.00% due 12/1/2010 (Catholic Health Initiatives Project)	Aa2/AA	1,530,000	1,650,044
Ohio State Unlimited Tax Series A GO, 5.75% due 6/15/2010 pre-refunded 6/15/2009	Aa1/AA+	5,000,000	5,284,300
Plain Local School District, 0% due 12/1/2006 (Insured: FGIC)	Aaa/NR	680,000	675,947
Plain Local School District, 0% due 12/1/2007 (Insured: FGIC)	Aaa/NR	845,000	810,456
Reading Revenue Development, 6.00% due 2/1/2009 (St. Mary’s Educational Institute Project; Insured: Radian)	NR/AA	975,000	1,024,140
OKLAHOMA — 1.46%
Claremore Public Works Authority Revenue Refunding, 6.00% due 6/1/2007 (Insured: FSA) (ETM)	Aaa/NR	1,340,000	1,362,083
Comanche County Hospital Authority Revenue Refunding, 4.00% due 7/1/2007 (Insured: Radian)	Aa3/AA	1,265,000	1,268,023
Comanche County Hospital Authority Revenue Refunding, 5.00% due 7/1/2011 (Insured: Radian)	Aa3/AA	1,000,000	1,051,260
Comanche County Hospital Authority Revenue Refunding, 5.25% due 7/1/2015 (Insured: Radian)	Aa3/AA	1,340,000	1,462,623
Grand River Dam Authority Revenue, 5.50% due 6/1/2010	A2/BBB+	1,200,000	1,273,128
Jenks Aquarium Authority Revenue First Mortgage, 5.50% due 7/1/2010 (ETM)	Aaa/NR	415,000	430,700
Oklahoma DFA Health Facilities Revenue, 5.75% due 6/1/2011 (Insured:AMBAC)	Aaa/AAA	740,000	804,521
Oklahoma DFA Hospital Revenue Refunding, 5.00% due 10/1/2012 (Unity Health Center Project)	NR/BBB+	1,070,000	1,119,937
Oklahoma DFA Hospital Revenue Series A, 5.25% due 12/1/2011 (Duncan Regional Hospital Project)	NR/A-	1,215,000	1,280,088
Oklahoma DFA Hospital Revenue Series A, 5.25% due 12/1/2012 (Duncan Regional Hospital Project)	NR/A-	1,330,000	1,409,760
Oklahoma DFA Hospital Revenue Series A, 5.25% due 12/1/2013 (Duncan Regional Hospital Project)	NR/A-	1,350,000	1,435,374
Oklahoma State Industrial Authority Revenue Health System Obligation A, 6.00% due 8/15/2010 pre-refunded 8/15/2009	Aaa/AAA	190,000	203,904
Oklahoma State Industrial Authority Revenue Health System Series A, 6.00% due 8/15/2010 (Insured: MBIA)	Aaa/AAA	2,150,000	2,306,606
Oklahoma State Industrial Authority Revenue Refunding Health Systems Obligation Group Series A, 5.75% due 8/15/2007 (Insured: MBIA)	Aaa/AAA	2,380,000	2,424,125
OREGON — 0.60%
Clackamas County Hospital Facility Authority Revenue Refunding, 5.00% due 5/1/2008 (Legacy Health Systems Project)	A1/AA-	4,000,000	4,086,040
Oregon State Department Administrative Services COP Series B, 5.00% due 11/1/2013 (Insured: FGIC)	Aaa/AAA	1,000,000	1,078,240
Oregon State Department Administrative Services COP Series B, 5.00% due 11/1/2014 (Insured: FGIC)	Aaa/AAA	1,000,000	1,083,800
Oregon State Department Administrative Services COP Series B, 5.00% due 11/1/2015 (Insured: FGIC)	Aaa/AAA	1,000,000	1,088,500
PENNSYLVANIA — 1.90%
Allegheny County Hospital Development Health Series B, 6.30% due 5/1/2009 (South Hills Health System Project)	Baa1/NR	1,160,000	1,212,362
Chester County School Authority, 5.00% due 4/1/2016 (Intermediate School Project; Insured:AMBAC)	NR/AAA	1,915,000	2,077,469
Delaware County Authority Revenue, 5.50% due 11/15/2007 (Insured:AMBAC)	Aaa/AAA	1,000,000	1,020,880
Geisinger Authority Health Systems Revenue, 5.50% due 8/15/2009	Aa3/AA-	1,000,000	1,039,430
Montgomery County Higher Education & Health Authority, 6.375% due 7/1/2007	Baa3/NR	550,000	555,527

Certified Annual Report	29

SCHEDULE OF INVESTMENTS, CONTINUED
Thornburg Limited Term Municipal Fund	September 30, 2006

Issuer-Description	Credit Rating† Moody’s/S&P	Principal Amount	Value
Pennsylvania Higher Educational Facilities Series A, 5.00% due 8/15/2008 (University of Pennsylvania Health Systems Project)	A2/A+	$1,250,000	$1,277,450
Philadelphia Gas Works Revenue Fifth Series A-1, 5.00% due 9/1/2014 (Insured: FSA)	Aaa/AAA	3,000,000	3,239,310
Pittsburgh Series A, 5.00% due 9/1/2012 (Insured: MBIA)	Aaa/AAA	3,415,000	3,659,753
Pittsburgh Series A, 5.00% due 9/1/2013 (Insured: MBIA)	Aaa/AAA	2,000,000	2,157,820
Pittsburgh Series A, 5.50% due 9/1/2014 (Insured:AMBAC)	Aaa/AAA	2,000,000	2,156,260
Sayre Health Care Facilities Authority Series A, 5.00% due 7/1/2008 (Latrobe Area Hospital Project; Insured:AMBAC)	Aaa/AAA	1,255,000	1,285,635
Sayre Health Care Facilities Authority Series A, 5.25% due 7/1/2011 (Latrobe Area Hospital Project; Insured:AMBAC)	Aaa/AAA	1,400,000	1,495,634
Sayre Health Care Facilities Authority Series A, 5.25% due 7/1/2012 (Latrobe Area Hospital Project; Insured:AMBAC)	Aaa/AAA	1,000,000	1,078,020
Scranton Lackawanna Health & Welfare Authority, 7.125% due 1/15/2013 pre-refunded 1/15/2007 (Marian Community Hospital Project)	NR/NR	1,000,000	1,029,120
PUERTO RICO — 0.08%
Puerto Rico Commonwealth Highway & Transportation Authority Revenue Refunding Series AA, 5.00% due 7/1/2008 (Insured: FGIC)	Aaa/AAA	1,000,000	1,025,620
RHODE ISLAND — 0.81%
Providence Public Building Authority Refunding Series B, 5.75% due 12/15/2007 (Insured: FSA)	Aaa/AAA	1,075,000	1,102,724
Providence Series C GO, 5.50% due 1/15/2012 (Insured: FGIC)	Aaa/AAA	1,880,000	2,050,591
Rhode Island State, 5.00% due 10/1/2014 (Providence Plantations Project; Insured MBIA)	Aaa/AAA	1,000,000	1,073,950
Rhode Island State Economic Development Corp. Revenue, 5.75% due 7/1/2010 (Providence Place Mall Project; Insured: Radian)	NR/AA	2,000,000	2,077,300
Rhode Island State Health & Education Building Corp., 4.50% due 9/1/2009 (Butler Hospital Project; LOC: Fleet National Bank)	NR/AA	1,960,000	2,000,984
Rhode Island State Health & Education Building Corp. Revenue Hospital Financing, 5.25% due 7/1/2014 (Memorial Hospital Project; LOC: Fleet Bank)	NR/AA	1,565,000	1,658,791
SOUTH CAROLINA — 1.58%
Charleston County COP, 6.00% due 12/1/2007 (Insured: MBIA)	Aaa/AAA	2,050,000	2,095,367
Georgetown County Environment Refunding International Paper Co. Project Series A, 5.70% due 4/1/2014	Baa3/BBB	7,975,000	8,682,622
Greenville County School District Building Equity Sooner Tomorrow, 5.25% due 12/1/2015	Aa3/AA-	1,000,000	1,085,130
Greenwood County Hospital Revenue Refunding Facilities Self Regional Healthcare A, 5.00% due 10/1/2013 (Insured: FSA)	Aaa/AAA	2,000,000	2,154,040
South Carolina Jobs Economic Development Authority Hospital Facilities Revenue Improvement Series A, 7.375% due 12/15/2021 pre-refunded 12/15/2010 (Palmetto Health Alliance Project)	NR/NR	2,600,000	3,014,908
South Carolina State Public Service Authority Revenue Refunding Series D, 5.00% due 1/1/2007	Aa2/AA-	2,315,000	2,323,542
SOUTH DAKOTA — 0.18%
South Dakota State Health & Educational Facilities Authority Revenue, 5.50% due 9/1/2011 (Rapid City Regional Hospital Project; Insured: MBIA)	Aaa/AAA	1,100,000	1,186,933
South Dakota State Health & Educational Facilities Authority Revenue Refunding, 6.25% due 7/1/2009 (McKennan Hospital Project; Insured: MBIA)	Aaa/AAA	1,000,000	1,065,610
TENNESSEE — 0.44%
Franklin County Health & Educational Facilities University of the South, 4.75% due 9/1/2009	NR/A+	1,005,000	1,033,190
Franklin Industrial Development Multi Family Refunding Housing Series A, 5.75% due 4/1/2010 (Insured: FSA)	Aaa/AAA	540,000	550,859

30	Certified Annual Report

SCHEDULE OF INVESTMENTS, CONTINUED
Thornburg Limited Term Municipal Fund	September 30, 2006

Issuer-Description	Credit Rating† Moody’s/S&P	Principal Amount	Value
Metro Government Nashville Multi Family Refunding, 7.50% due 11/15/2010 pre-refunded 5/15/2010	Aaa/AAA	$2,000,000	$2,265,120
Metro Government Nashville Water & Sewer, 6.50% due 12/1/2014 (ETM)	Aaa/AAA	1,240,000	1,480,635
TEXAS — 14.53%
Amarillo Health Facilities Corp. Hospital Revenue, 5.50% due 1/1/2011 (Baptist St. Anthony’s Hospital Corp. Project; Insured: FSA)	Aaa/NR	1,350,000	1,441,503
Austin Refunding, 5.00% due 3/1/2011	Aa1/AA+	1,000,000	1,057,870
Austin Water & Wastewater Refunding Series A, 5.00% due 5/15/2013 (Insured:AMBAC)	Aaa/AAA	1,920,000	2,062,291
Austin Water & Wastewater Refunding Series A, 5.00% due 5/15/2014 (Insured:AMBAC)	Aaa/AAA	2,890,000	3,118,657
Austin Water & Wastewater Refunding Series A, 5.00% due 5/15/2015 (Insured:AMBAC)	Aaa/AAA	1,520,000	1,647,574
Bastrop Independent School District, 0% due 2/15/2009 (Guaranty: PSF)	Aaa/AAA	1,390,000	1,271,878
Bell County Health Facilities Development Corp. Revenue Series A, 6.25% due 8/15/2010 (Scott & White Memorial Hospital Project; Insured: MBIA)	Aaa/AAA	1,000,000	1,087,330
Bexar County Housing Finance Corp. Multi Family Housing Revenue, 5.00% due 1/1/2011 (Insured: MBIA)	Aaa/NR	1,800,000	1,859,724
Cedar Hill Independent School District Unrefunded balance, 0% due 8/15/2010 (Insured: PSF-GTD)	NR/AAA	440,000	372,838
Central Texas Regional Mobility Authority Revenue Anticipation Notes, 5.00% due 1/1/2008	Aa3/AA	7,000,000	7,118,020
Clint Independent School District Refunding, 5.50% due 2/15/2011 (Guaranty: PSF)	Aaa/AAA	1,700,000	1,830,237
Clint Independent School District Refunding, 5.50% due 2/15/2012 (Guaranty: PSF)	Aaa/AAA	1,425,000	1,532,502
Collin County Limited Tax Improvement, 5.00% due 2/15/2016	Aaa/AAA	1,465,000	1,597,465
Coppell Independent School District Refunding, 0% due 8/15/2007 (Guaranty: PSF)	NR/AAA	3,300,000	3,197,700
Corpus Christi Business & Job Development Corp. Sales Tax Revenue, 5.00% due 9/1/2012 (Refunding & Improvement Arena Project; Insured:AMBAC)	Aaa/AAA	1,025,000	1,096,771
Corpus Christi Utility Systems Revenue Refunding, 5.50% due 7/15/2008 (Insured: FSA)	Aaa/AAA	2,000,000	2,067,040
Corpus Christi Utility Systems Revenue Refunding, 5.50% due 7/15/2009 (Insured: FSA)	Aaa/AAA	4,780,000	5,023,015
Duncanville Independent School District Refunding Series B, 0% due 2/15/2011 (Guaranty: PSF)	Aaa/AAA	4,945,000	4,188,316
Duncanville Independent School District Refunding Series B, 0% due 2/15/2012 (Guaranty: PSF)	Aaa/AAA	1,245,000	1,014,687
Fort Worth Water & Sewer Revenue, 5.25% due 2/15/2011 (Tarrant & Denton County Project)	Aa2/AA	1,390,000	1,481,949
Fort Worth Water & Sewer Revenue Refunding & Improvement, 5.25% due 2/15/2011 pre-refunded 2/15/2008	Aa2/NR	3,800,000	3,886,982
Grapevine Colleyville Independent School District, 0% due 8/15/2011 (Guaranty: PSF)	Aaa/AAA	7,350,000	6,108,291
Grapevine GO, 5.25% due 2/15/2012 (Insured: FGIC)	Aaa/AAA	2,005,000	2,007,506
Gulf Coast Waste Disposal Authority Environmental Facilities Revenue Refunding, 4.20% due 11/1/2006 (Occidental Project)	A3/A-	4,000,000	4,000,360
Gulf Coast Waste Disposal Authority Revenue Refunding, 5.00% due 10/1/2010 (Bayport Area Systems Project; Insured:AMBAC)	Aaa/AAA	1,000,000	1,051,220
Gulf Coast Waste Disposal Authority Revenue Refunding, 5.00% due 10/1/2011 (Bayport Area Systems Project; Insured:AMBAC)	Aaa/AAA	1,000,000	1,061,250
Harlingen Consolidated Independent School District, 7.50% due 8/15/2009 (Guaranty: PSF)	Aaa/AAA	750,000	828,375
Harris County GO, 0% due 8/1/2008	Aa1/AA+	7,000,000	6,548,710
Harris County Health Facilities Development Corp. Hospital Revenue Refunding Series A, 6.00% due 6/1/2012 (Memorial Hospital Systems Project; Insured: MBIA)	Aaa/AAA	500,000	558,650
Harris County Health Facilities Development Corp. Thermal Utility Revenue, 5.45% due 2/15/2011 (Teco Project; Insured:AMBAC)	Aaa/AAA	3,745,000	3,935,396
Harris County Health Facilities Development Corp. Thermal Utility Revenue, 5.00% due 11/15/2015 (Teco Project; Insured: MBIA)	Aaa/AAA	1,500,000	1,598,190
Harris County Health Facilities Hospital Series A, 6.00% due 6/1/2010 (Memorial Hospital Systems Project; Insured: MBIA)	Aaa/AAA	3,100,000	3,337,243
Harris County Hospital District Mortgage Revenue, 7.40% due 2/15/2010 (Insured:AMBAC)	Aaa/AAA	1,605,000	1,711,684
Harris County Hospital District Mortgage Revenue Refunding, 7.40% due 2/15/2010 (ETM)	Aaa/AAA	260,000	273,590
Harris County Hospital District Revenue Refunding, 5.75% due 2/15/2011 (Insured: MBIA)	Aaa/AAA	10,000,000	10,718,100
Harris County Hospital District Revenue Refunding, 5.75% due 2/15/2012 (Insured: MBIA)	Aaa/AAA	2,000,000	2,138,540
Harris County Sports Authority Revenue Senior Lien Series G, 0% due 11/15/2010 (Insured: MBIA)	Aaa/AAA	3,260,000	2,790,853
Houston Community College Systems Refunding Student Fee, 5.25% due 4/15/2011 (Insured: FSA)	Aaa/AAA	1,000,000	1,068,330

Certified Annual Report	31

SCHEDULE OF INVESTMENTS, CONTINUED
Thornburg Limited Term Municipal Fund	September 30, 2006

Issuer-Description	Credit Rating† Moody’s/S&P	Principal Amount	Value
Houston Community College Systems Refunding Student Fee, 5.25% due 4/15/2012 (Insured: FSA)	Aaa/AAA	$1,460,000	$1,575,048
Houston Community College Systems Refunding Student Fee, 5.25% due 4/15/2013 (Insured: FSA)	Aaa/AAA	1,250,000	1,359,713
Houston Independent School District Pubic West Side Series B, 0% due 9/15/2014 (Insured:AMBAC)	Aaa/AAA	6,190,000	4,525,199
Irving Independent School District GO, 0% due 2/15/2017 (Guaranty: PSF)	Aaa/AAA	1,000,000	645,850
Keller Independent School District Refunding, 0% due 8/15/2012 (Guaranty: PSF)	Aaa/AAA	1,250,000	999,575
Laredo Sports Venue Sales Refunding & Improvement, 5.00% due 3/15/2012 (Insured:AMBAC)	Aaa/AAA	1,660,000	1,763,767
Laredo Sports Venue Sales Refunding & Improvement, 5.00% due 3/15/2013 (Insured:AMBAC)	Aaa/AAA	1,745,000	1,866,627
Laredo Sports Venue Sales Refunding & Improvement, 5.00% due 3/15/2014 (Insured:AMBAC)	Aaa/AAA	1,835,000	1,973,414
Laredo Sports Venue Sales Refunding & Improvement, 5.00% due 3/15/2015 (Insured:AMBAC)	Aaa/AAA	1,930,000	2,084,033
Longview Water & Sewer Revenue Refunding, 5.00% due 3/1/2012 (Insured: MBIA)	Aaa/AAA	1,150,000	1,224,957
Lower Colorado River Authority Revenue Refunding & Improvement, 8.00% due 5/15/2010 (Transportation Systems Project; Insured: FSA)	Aaa/AAA	750,000	858,495
Mesquite Independent School District Refunding, 0% due 8/15/2011 (Guaranty: PSF)	NR/AAA	3,065,000	2,513,576
Midlothian Independent School District Refunding, 0% due 2/15/2008 (ETM)	Aaa/NR	1,055,000	1,003,980
Midlothian Independent School District Refunding, 0% due 2/15/2008 (Guaranty: PSF)	Aaa/NR	360,000	342,500
Midlothian Independent School District Refunding, 0% due 2/15/2009 (ETM)	Aaa/NR	570,000	522,662
Midlothian Independent School District Refunding, 0% due 2/15/2009 (Guaranty: PSF)	Aaa/NR	630,000	577,004
Midtown Redevelopment Authority Texas Tax, 6.00% due 1/1/2010 (Insured: Radian)	Aa3/AA	700,000	745,591
Midtown Redevelopment Authority Texas Tax, 6.00% due 1/1/2011 (Insured: Radian)	Aa3/AA	740,000	800,946
Red River Education Finance Corp., 2.10% due 12/1/2034 put 12/1/2007 (Parish Episcopal School Project; LOC:Allied Irish Banks plc)	Aa3/NR	2,500,000	2,433,775
Richardson Refunding & Improvement GO, 5.00% due 2/15/2014 (Insured: MBIA)	Aaa/AAA	3,000,000	3,232,590
Sam Rayburn Municipal Power Agency Refunding, 5.50% due 10/1/2012	Baa2/BBB-	6,000,000	6,309,480
Socorro Independent School District Series A, 5.75% due 2/15/2011 pre-refunded 2/15/2008 (Guaranty: PSF)	NR/AAA	1,970,000	2,028,214
Southlake Tax Increment GO Series B, 0% due 2/15/2007 (Insured:AMBAC)	Aaa/AAA	965,000	946,337
Spring Branch Independent School District, 7.50% due 2/1/2011 (Guaranty: PSF)	Aaa/AAA	500,000	575,655
Springhill Courtland Heights Public Facility Corp. Multi Family Revenue Senior Lien Housing Series A, 5.125% due 12/1/2008	NR/BB	885,000	884,823
Tarrant County Health Facilities Development Corp. Health Systems Revenue Series A, 5.75% due 2/15/2008 (Texas Health Resources Systems Project; Insured: MBIA)	Aaa/AAA	3,000,000	3,084,570
Tarrant County Health Facilities Development Corp. Health Systems Revenue Series A, 5.75% due 2/15/2009 (Texas Health Resources Systems Project; Insured: MBIA)	Aaa/AAA	3,000,000	3,120,570
Tarrant County Health Facilities Development Corp. Health Systems Revenue Series A, 5.75% due 2/15/2011 (Texas Health Resources Project; Insured: MBIA)	Aaa/AAA	1,400,000	1,462,636
Tarrant County Health Facilities Development Corp. Hospital Revenue, 5.875% due 11/15/2007 (Adventist/Sunbelt Health System Project) (ETM)	A2/NR	580,000	594,494
Tarrant County Health Facilities Development Corp. Hospital Revenue, 6.00% due 11/15/2009 (Adventist/Sunbelt Health System Project) (ETM)	A2/NR	650,000	694,532
Tarrant County Health Facilities Development Corp. Hospital Revenue, 6.10% due 11/15/2011 pre-refunded 11/15/2010 (Adventist/Sunbelt Health System Project)	A2/NR	730,000	803,621
Texarkana Health Facilities Development Corp. Hospital Revenue, 5.75% due 10/1/2008 (Insured: MBIA)	Aaa/AAA	1,500,000	1,560,090
Texas Municipal Power Agency Revenue B, 0% due 9/1/2013 (Insured: MBIA)	Aaa/AAA	1,000,000	766,950
Texas State Affordable Housing Corp. Series A, 4.85% due 9/1/2012 (Insured: MBIA)	Aaa/AAA	1,945,000	1,948,909
Texas State Public Finance Authority Building Revenue Series B, 6.00% due 8/1/2011 pre-refunded 8/1/2009 (State Preservation Project; Insured: FSA)	Aaa/AAA	1,000,000	1,064,910
Texas State Public Finance Authority Stephen F. Austin University Financing, 5.00% due 10/15/2014 (Insured: MBIA)	Aaa/NR	1,305,000	1,414,907
Texas State Public Finance Authority Stephen F. Austin University Financing, 5.00% due 10/15/2015 (Insured: MBIA)	Aaa/NR	1,450,000	1,579,094
Tomball Hospital Authority Revenue Refunding, 5.00% due 7/1/2013	Baa3/NR	1,460,000	1,507,173
Travis County Health Facilities Development Corp. Revenue, 5.75% due 11/15/2010 (Ascension Health Project; Insured: MBIA)	Aaa/AAA	2,000,000	2,136,140

32	Certified Annual Report

SCHEDULE OF INVESTMENTS, CONTINUED
Thornburg Limited Term Municipal Fund	September 30, 2006

Issuer-Description	Credit Rating† Moody’s/S&P	Principal Amount	Value
Travis County Health Facilities Development Corp. Revenue Ascension Health Credit Series A, 5.75% due 11/15/2007 (Insured: MBIA)	Aaa/AAA	$1,000,000	$1,023,170
Travis County Health Facilities Development Corp. Revenue Ascension Health Credit Series A, 5.75% due 11/15/2008 (Insured: MBIA)	Aaa/AAA	2,300,000	2,397,911
Travis County Health Facilities Development Corp. Revenue Ascension Health Credit Series A, 5.75% due 11/15/2009 (Insured: MBIA)	Aaa/AAA	3,750,000	3,973,763
Washington County Health Facilities Development Corp. Revenue, 5.35% due 6/1/2009 (Insured:ACA)	NR/A	1,280,000	1,307,622
West Harris County Regional Water, 5.25% due 12/15/2010 (Insured: FSA)	Aaa/AAA	1,700,000	1,809,361
West Harris County Regional Water, 5.25% due 12/15/2011 (Insured: FSA)	Aaa/AAA	2,315,000	2,491,704
West Harris County Regional Water, 5.25% due 12/15/2012 (Insured: FSA)	Aaa/AAA	2,435,000	2,645,554
Wylie Independent School District, 5.00% due 8/15/2011 (Guaranty PSF)	NR/AAA	1,000,000	1,061,850
UTAH — 0.67%
Intermountain Power Agency Power Supply Revenue Series A, 5.00% due 7/1/2012 (ETM)	Aaa/AAA	4,355,000	4,359,834
Salt Lake County Municipal Building Authority, 5.50% due 10/1/2009	Aa1/AA+	1,500,000	1,583,565
Snyderville Basin Sewer Improvement, 5.00% due 11/1/2006 (Insured:AMBAC)	Aaa/AAA	675,000	675,850
Utah State Board of Regents Auxiliary Systems & Student Fee Revenue Refunding Series A, 5.00% due 5/1/2010	NR/AA	510,000	533,297
Utah State University Hospital Board of Regents Revenue, 5.25% due 8/1/2008 (Insured: MBIA)	Aaa/AAA	1,000,000	1,029,000
VIRGINIA — 1.59%
Alexandria Industrial Development Authority Revenue, 5.75% due 10/1/2007 (Insured:AMBAC) (ETM)	Aaa/AAA	1,010,000	1,032,260
Alexandria Industrial Development Authority Revenue, 5.75% due 10/1/2008 (Insured:AMBAC) (ETM)	Aaa/AAA	1,070,000	1,115,818
Alexandria Industrial Development Authority Revenue, 5.75% due 10/1/2009 (Insured:AMBAC) (ETM)	Aaa/AAA	1,130,000	1,201,608
Alexandria Industrial Development Authority Revenue, 5.75% due 10/1/2010 (Insured:AMBAC) (ETM)	Aaa/AAA	1,195,000	1,293,743
Chesterfield County Industrial Development, 5.50% due 10/1/2009 (Vepco Project)	Baa1/BBB	1,500,000	1,517,190
Hampton Refunding Bond GO, 5.85% due 3/1/2007	Aa2/AA	595,000	596,101
Norton Industrial Development Authority Hospital Revenue Refunding Improvement, 5.75% due 12/1/2012 (Norton Community Hospital Project; Insured:ACA)	NR/A	1,460,000	1,588,188
Suffolk Redevelopment Housing Authority Refunding, 4.85% due 7/1/2031 put 7/1/2011 (Windsor at Potomac Project; Collateralized: FNMA)	Aaa/NR	3,000,000	3,125,100
Virginia Toll Road Series B, 0% due 8/15/2025 pre-refunded 8/15/2008 (Pocahontas Parkway Association Project)	NR/AAA	22,600,000	8,049,894
WASHINGTON — 2.86%
Conservation & Renewable Energy Systems Revenue Refunding, 5.00% due 10/1/2007 (Washington Conservation Project)	Aaa/AA-	1,000,000	1,014,200
Energy Northwest Washington Electric Revenue Refunding Series A, 5.375% due 7/1/2013 (Project Number 1; Insured: FSA)	Aaa/AAA	2,000,000	2,164,260
Energy Northwest Washington Electric Revenue Series A, 4.75% due 7/1/2007 (Wind Project)	A3/A-	1,675,000	1,681,432
Energy Northwest Washington Electric Revenue Series A, 4.95% due 7/1/2008 (Wind Project)	A3/A-	1,760,000	1,799,072
Energy Northwest Washington Electric Revenue Series B, 4.95% due 7/1/2008 (Wind Project)	A3/A-	705,000	712,741
Energy Northwest Washington Electric Revenue Series B, 5.20% due 7/1/2010 pre-refunded 1/1/2007 (Wind Project)	A3/A-	785,000	811,525
Goat Hill Properties Lease Revenue, 5.00% due 12/1/2012 (Government Office Building Project; Insured: MBIA)	Aaa/AAA	2,055,000	2,200,165
Snohomish County Public Utilities District No 001 Electric Revenue, 5.00% due 12/1/2015 (Insured: FSA)	Aaa/AAA	5,015,000	5,398,848
Spokane Refunding, 5.00% due 12/15/2010	A2/AA-	2,430,000	2,466,985
Spokane Regional Solid Waste Refunding, 5.00% due 12/1/2006 (Insured:AMBAC)	Aaa/AAA	1,000,000	1,002,070
Spokane Regional Solid Waste Refunding, 5.25% due 12/1/2007 (Insured:AMBAC)	Aaa/AAA	1,000,000	1,017,220
University of Washington Alumni Association Lease Revenue Refunding, 5.00% due 8/15/2007 (Medical Center Project; Insured: MBIA)	Aaa/AAA	1,100,000	1,113,431

Certified Annual Report	33

SCHEDULE OF INVESTMENTS, CONTINUED
Thornburg Limited Term Municipal Fund	September 30, 2006

Issuer-Description	Credit Rating† Moody’s/S&P	Principal Amount	Value
Washington State Health Care Facilities Authority Revenue, 5.50% due 12/1/2009 (Providence Services Project; Insured: MBIA)	Aaa/AAA	$1,500,000	$1,585,095
Washington State Health Care Facilities Overlake Hospital Medical Center A, 5.00% due 7/1/2013 (Credit Support:Assured Guarantee)	Aa1/AAA	1,000,000	1,062,890
Washington State Public Power Supply Systems Revenue, 5.40% due 7/1/2012 (Nuclear Project Number 2; Insured: FSA)	Aaa/AAA	900,000	980,559
Washington State Public Power Supply Systems Revenue Refunding Series A, 6.00% due 7/1/2008 (Nuclear Project Number 1; Insured:AMBAC)	Aaa/AAA	1,000,000	1,040,930
Washington State Public Power Supply Systems Revenue Refunding Series A, 5.10% due 7/1/2010 (Nuclear Project Number 2; Insured: FSA)	Aaa/AAA	1,000,000	1,031,410
Washington State Public Power Supply Systems Revenue Refunding Series A, 5.00% due 7/1/2011 (Insured: FSA)	Aaa/AAA	2,500,000	2,603,225
Washington State Public Power Supply Systems Revenue Refunding Series B, 0% due 7/1/2008 (Nuclear Project Number 3)	Aaa/AA-	830,000	777,727
Washington State Public Power Supply Systems Revenue Refunding Series B, 0% due 7/1/2008 (Nuclear Project Number 3)	Aaa/AA-	1,140,000	1,068,203
Washington State Public Power Supply Systems Revenue Refunding Series C, 0% due 7/1/2013 (Insured: MBIA-IBC)	Aaa/AAA	1,760,000	1,354,882
Washington State Public Power Supply Systems Revenue Refunding Series C, 0% due 7/1/2015 (Insured: MBIA-IBC)	Aaa/AAA	3,000,000	2,113,650
WEST VIRGINIA — 0.27%
Harrison County Nursing Facility Revenue Refunding, 5.625% due 9/1/2010 (Salem Health Care Corp. Project; LOC: Fleet Bank)	NR/NR	320,000	326,646
Kanawha, Mercer, Nicholas, Counties Single Family Mortgage, 0% due 2/1/2015 pre-refunded 2/1/14	Aaa/NR	2,260,000	1,511,488
Pleasants County PCR, 4.70% due 11/1/2007 (Monongahela Power Co. Project; Insured:AMBAC)	Aaa/AAA	1,500,000	1,518,870
WISCONSIN — 0.30%
Bradley PCR, 6.75% due 7/1/2009 (Owens Illinois Waste Project) (ETM)	NR/B	1,500,000	1,621,155
Wisconsin State Health & Educational Facilities Authority Revenue, 6.00% due 8/15/2008 (Aurora Health Care Inc. Project; Insured: MBIA)	Aaa/AAA	2,000,000	2,079,700
WYOMING — 0.32%
West Park Hospital District Revenue, 5.90% due 7/1/2010 (Insured:ACA)	NR/A	1,615,000	1,637,852
Wyoming Farm Loan Board Revenue, 0% due 4/1/2009	NR/AA	2,500,000	2,274,975

TOTAL INVESTMENTS — 98.77% (Cost $1,189,267,811)			$1,209,445,074
OTHER ASSETS LESS LIABILITIES — 1.23%			15,057,313

NET ASSETS — 100.00%			$1,224,502,387

34	Certified Annual Report

SCHEDULE OF INVESTMENTS, CONTINUED
Thornburg Limited Term Municipal Fund	September 30, 2006

Footnote Legend

†	Credit ratings are unaudited. Rating changes may have occurred prior to or subsequent to the reporting period end. See notes to financial statements.

(1)	When-issued security.

(2)	Segregated as collateral for a when-issued security.

Portfolio Abbreviations

To simplify the listings of securities, abbreviations are used per the table below:

ACA	Insured by American Capital Access
AMBAC	Insured by American Municipal Bond Assurance Corp.
CIFG	CIFG Assurance North America Inc.
COP	Certificates of Participation
DFA	Development Finance Authority
ETM	Escrowed to Maturity
FGIC	Insured by Financial Guaranty Insurance Co.
FHA	Insured by Federal Housing Administration
FNMA	Collateralized by Federal National Mortgage Association
FSA	Insured by Financial Security Assurance Co.
GNMA	Insured by Government National Mortgage Co.
GO	General Obligation
HFA	Health Facilities Authority
IDRB	Industrial Development Revenue Bond
MBIA	Insured by Municipal Bond Investors Assurance
MBIA-IBC	Insured by Municipal Bond Investors Assurance - Insured Bond Certificates
PCR	Pollution Control Revenue Bond
PSF	Guaranteed by Permanent School Fund
RADIAN	Insured by Radian Asset Assurance
SONYMA	State of New York Mortgage Authority
XLCA	Insured by XL Capital Assurance

SUMMARY OF SECURITY CREDIT RATINGS†

Ratings are a blend of Moody’s and Standard & Poor’s, using the higher rating. Some bonds are rated by only one service.

Certified Annual Report	35

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Thornburg Limited Term Municipal Fund

To the Trustees and Shareholders of Thornburg Limited Term Municipal Fund

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Thornburg Limited Term Municipal Fund (one of the Portfolios constituting Thornburg Investment Trust, hereafter referred to as the “Fund”) at September 30, 2006, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at September 30, 2006 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

New York, New York

November 16, 2006

36	Certified Annual Report

EXPENSE EXAMPLE
Thornburg Limited Term Municipal Fund	September 30, 2006 (Unaudited)

As a shareholder of the Fund, you incur two types of costs:

(1) transaction costs, including

(a) sales charges (loads) on purchase payments, for Class A shares;

(b) a deferred sales charge on redemptions of any part or all of a purchase of $1 million of Class A shares within 12 months of purchase;

(c) a deferred sales charge on redemptions of Class C shares within 12 months of purchase;

(2) ongoing costs, including management fees; distribution and/or service (12b-1) fees; and other Fund expenses.

This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested on March 31, 2006 and held until September 30, 2006.

Actual Expenses

The first line of the table at right provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table at right provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

	Beginning Account Value 3/31/06	Ending Account Value 9/30/06	Expenses Paid During Period† 3/31/06-9/30/06
Class A Shares
Actual	$1,000	$1,024.40	$4.61
Hypothetical*	$1,000	$1,020.51	$4.60
Class C Shares
Actual	$1,000	$1,022.20	$5.98
Hypothetical*	$1,000	$1,019.16	$5.97
Class I Shares
Actual	$1,000	$1,026.10	$2.90
Hypothetical*	$1,000	$1,022.20	$2.90

†	Expenses are equal to the annualized expense ratio for each class (A: 0.91%; C: 1.18%; and I: 0.57%) multiplied by the average account value over the period, multiplied by 183/365 to reflect the one-half year period.

*	Hypothetical assumes a rate of return of 5% per year before expenses.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Certified Annual Report	37

INDEX COMPARISON
Thornburg Limited Term Municipal Fund	September 30, 2006 (Unaudited)

GROWTH OF A HYPOTHETICAL $10,000 INVESTMENT

Thornburg Limited Term Municipal Fund Class A Total Returns versus

Lehman Brothers Five Year Municipal Bond Index and Consumer Price Index

(September 30, 1984 to September 30, 2006)

AVERAGE ANNUAL TOTAL RETURNS

For the periods ended September 30, 2006 (with sales charge)

	1 Yr	5 Yrs	10 Yrs	Since Inception
A Shares (Incep: 9/28/84)	1.31%	2.78%	3.82%	5.70%
C Shares (Incep: 9/01/94)	2.02%	2.80%	3.60%	3.79%

FUND ATTRIBUTES

as of September 30, 2006

	Annualized Dist. Rate (@NAV)	SEC Yield	NAV	Maximum Offering Price
A Shares (Incep: 9/28/84)	3.36%	3.00%	$13.53	$13.74
C Shares (Incep: 9/01/94)	3.13%	2.80%	$13.55	$13.55

Performance data reflect past performance, which is no guarantee of future results. The performance data and graph do not reflect the deduction of taxes that a shareholder would pay on distributions or the redemption of Fund shares.

Returns reflect the reinvestment of dividends and capital gains as well as applicable sales charges. Class A shares are sold with a maximum sales charge of 1.50%. Class C shares assume deduction of a 0.50% contingent deferred sales charge (CDSC) for the first year only.

The Consumer Price Index (“CPI”) measures prices of a fixed basket of goods bought by a typical consumer, including food, transportation, shelter, utilities, clothing, medical care, entertainment and other items. The CPI, published by the Bureau of Labor Statistics in the Department of Labor, is based at 100 in 1982 and is released monthly. It is widely used as a cost-of-living benchmark to adjust Social Security payments and other payment schedules, union contracts and tax brackets. The CPI is also known as the cost-of-living index.

The Lehman Brothers Five-Year Municipal Bond Index is a rules-based, market-value-weighted index engineered for the long-term tax-exempt bond market. To be included in the index, bonds must have a minimum credit rating of Baa. The approximate maturity of the municipal bonds in the index is five years.

Unless otherwise noted, index returns reflect the reinvestment of income dividends and capital gains, if any, but do not reflect fees, brokerage commissions or other expenses of investing. Investors may not make direct investments into any index.

The SEC Yield is computed in accordance with SEC standards measuring the net investment income per share over a specified 30-day period expressed as a percentage of the maximum offering price of the Fund’s shares at the end of the period.

The distribution rate is calculated by taking the sum of the month’s total distribution factors and dividing this sum by a 30-day period and annualizing to 360-day year. The value is then divided by the ending Net Asset Value (NAV) to arrive at the annualized distribution yield. The yield is calculated on a periodic basis and is subject to change depending on the Funds’ NAV and current distributions.

38	Certified Annual Report

TRUSTEES AND OFFICERS
Thornburg Limited Term Municipal Fund	September 30, 2006 (Unaudited)

Name, Age, Position Held with Fund Year Elected	Principal Occupation(s) During Past Five Years	Other Directorships Held by Trustee
INTERESTED TRUSTEES(1)(2)(4)

Garrett Thornburg, 60 Chairman of Trustees, Trustee since 1987(3)	CEO, Chairman and controlling shareholder of Thornburg Investment Management, Inc. (investment advisor) and Thornburg Securities Corporation (securities dealer); Chairman of Thornburg Limited Term Municipal Fund, Inc. (registered investment company) to 2004; CEO and Chairman of Thornburg Mortgage, Inc. (real estate investment trust); Chairman of Thornburg Mortgage Advisory Corporation (investment manager to Thornburg Mortgage, Inc.).	Director of Thornburg Mortgage, Inc. (real estate investment trust)

Brian J. McMahon, 50 Trustee since 2001, Member of Governance & Nominating Committee, President since 1997(5)(6)	President, Managing Director, Chief Investment Officer, and Co-Portfolio Manager of Thornburg Investment Management, Inc.; President of Thornburg Limited Term Municipal Fund, Inc. to 2004.	None

INDEPENDENT TRUSTEES(1)(2)(4)

David A. Ater, 61 Trustee since 1994, Member of Audit Committee and Governance & Nominating Committee	Principal in Ater & Associates, Santa Fe, NM (developer, planner and broker of residential and commercial real estate); owner, developer and broker for various real estate projects.	Director of Thornburg Mortgage, Inc. (real estate investment trust)

David D. Chase, 65 Chairman of Audit Committee, Trustee since 2000	Chairman, President, CEO, and Managing Member of Vestor Associates, LLC, the general partner of Vestor Partners, LP, Santa Fe, NM (private equity fund); Chairman and CEO of Vestor Holdings, Inc., Santa Fe, NM (merchant bank).	None

Eliot R. Cutler, 60 Chairman of Governance & Nominating Committee, Trustee since 2004	Partner, Akin, Gump, Strauss, Hauer & Feld, LLP, Washington, D.C. (law firm)	Director of Thornburg Mortgage, Inc. (real estate investment trust)

Susan H. Dubin, 57 Trustee since 2004, Member of Audit Committee	President of Dubin Investments, Ltd., Greenwich, CT (private investment fund); Director and officer of various charitable organizations.	None

Owen D. Van Essen, 52 Trustee since 2004, Member of Governance & Nominating Committee	President of Dirks, Van Essen & Murray, Santa Fe, NM (newspaper mergers and acquisitions).	None

James W. Weyhrauch, 47 Trustee since 1996, Member of Audit Committee	Real estate broker, Santa Fe Properties, Santa Fe, NM since 2004; President and CEO from 1997–2004, and Vice Chairman 2004 to date, Nambé Mills, Inc., Santa Fe, NM (manufacturer).	None

Certified Annual Report	39

TRUSTEES AND OFFICERS, CONTINUED
Thornburg Limited Term Municipal Fund	September 30, 2006 (Unaudited)

Name, Age, Position Held with Fund Year Elected	Principal Occupation(s) During Past Five Years	Other Directorships Held by Trustee
OFFICERS OF THE FUND (WHO ARE NOT TRUSTEES)(1)(6)(7)

Steven J. Bohlin, 47 Vice President since 1987, Treasurer since 1989	Portfolio Manager, Co-Portfolio Manager, Vice President, and Managing Director of Thornburg Investment Management, Inc.; Vice President of Thornburg Limited Term Municipal Fund, Inc. to 2004.	Not applicable

George T. Strickland, 43 Vice President since 1996	Portfolio Manager, Vice President, and Managing Director of Thornburg Investment Management, Inc.; Vice President (to 2004) and Treasurer (2003–2004) of Thornburg Limited Term Municipal Fund, Inc.	Not applicable

William V. Fries, 67 Vice President since 1995	Portfolio Manager, Co-Portfolio Manager, Vice President, and Managing Director of Thornburg Investment Management, Inc.	Not applicable

Leigh Moiola, 39 Vice President since 2001	Vice President and Managing Director of Thornburg Investment Management, Inc.; Vice President of Thornburg Limited Term Municipal Fund, Inc. to 2004.	Not applicable

Kenneth Ziesenheim, 52 Vice President since 1995	Vice President and Managing Director of Thornburg Investment Management, Inc.; President of Thornburg Securities Corporation; Vice President of Thornburg Limited Term Municipal Fund, Inc. to 2004.	Not applicable

Alexander Motola, 36 Vice President since 2001	Portfolio Manager, Vice President, and Managing Director of Thornburg Investment Management, Inc. since 2001.	Not applicable

Wendy Trevisani, 35 Vice President since 1999	Co-Portfolio Manager since 2006, Managing Director since 2004, Vice President, and Associate Portfolio Manager of Thornburg Investment Management, Inc.; Vice President of Thornburg Limited Term Municipal Fund, Inc. to 2002.	Not applicable

Joshua Gonze, 43 Vice President since 1999	Managing Director since 2004, Associate Portfolio Manager and Vice President of Thornburg Investment Management, Inc.; Vice President of Thornburg Limited Term Municipal Fund, Inc. to 2004.	Not applicable

Brad Kinkelaar, 38 Vice President since 1999	Co-Portfolio Manager since 2002, Managing Director since 2004, Vice President since 2000, and Associate Portfolio Manager of Thornburg Investment Management, Inc.	Not applicable

Christopher Ihlefeld, 36 Vice President since 2003	Managing Director since 2006 and Associate Portfolio Manager and Vice President since 2002 of Thornburg Investment Management, Inc.; Vice President of Limited Term Municipal Fund, Inc., 2003–2004.	Not applicable

Leon Sandersfeld, 40 Vice President since 2003	Associate of Thornburg Investment Management, Inc. since 2002; Senior Staff Accountant, Farm Bureau Life Insurance Co. to 2002.	Not applicable

Sasha Wilcoxon, 32 Vice President since 2003, Secretary since 2006	Mutual Fund Support Service Department Manager since 2002 and Associate of Thornburg Investment Management, Inc.	Not applicable

40	Certified Annual Report

TRUSTEES AND OFFICERS, CONTINUED
Thornburg Limited Term Municipal Fund	September 30, 2006 (Unaudited)

Name, Age, Position Held with Fund Year Elected	Principal Occupation(s) During Past Five Years	Other Directorships Held by Trustee
Ed Maran, 48 Vice President since 2004	Co-Portfolio Manager since 2006, Vice President and Managing Director since 2005, and Associate Portfolio Manager since 2002 of Thornburg Investment Management, Inc.; Analyst, USAA 2001–2002.	Not applicable

Vinson Walden, 36 Vice President since 2004	Co-Portfolio Manager since 2006, Vice President and Managing Director since 2005, and Associate Portfolio Manager since 2002 of Thornburg Investment Management, Inc.; Associate Portfolio Manager, Ibis Management 2002–2004; Associate, Lehman Brothers to 2001.	Not applicable

Van Billops, 40 Vice President since 2006	Associate of Thornburg Investment Management, Inc.	Not applicable

Thomas Garcia, 35 Vice President since 2006	Vice President and Managing Director since 2004, and Associate Portfolio Manager of Thornburg Investment Management, Inc.	Not applicable

Lei Wang, 35 Vice President since 2006	Co-Portfolio Manager and Managing Director since 2006, and Associate Portfolio Manager since 2004 of Thornburg Investment Management, Inc.; Associate, Enso Capital Management, LLC 2002–2004; Associate, Deutsche Bank 2001–2002.	Not applicable

Connor Browne, 27 Vice President since 2006	Co-Portfolio Manager and Managing Director since 2006, and Associate Portfolio Manager since 2001 of Thornburg Investment Management, Inc.	Not applicable

(1)	Each person’s address is 119 East Marcy Street, Santa Fe, New Mexico 87501.

(2)	The Fund is one of twelve separate investment “Funds” or “series” of Thornburg Investment Trust (the “Trust”), which comprises the Thornburg mutual fund complex and is organized as a Massachusetts business trust. The Trust currently has twelve active Funds. Thornburg Investment Management, Inc. is the investment advisor to, and manages, the twelve Funds of the Trust. Each Trustee oversees the twelve Funds of the Trust.

(3)	Mr. Thornburg is considered an “interested” Trustee under the Investment Company Act of 1940 because he is a director and controlling shareholder of Thornburg Investment Management, Inc., the investment advisor to the twelve active Funds of the Trust, and is the sole director and controlling shareholder of Thornburg Securities Corporation, the distributor of shares for the Trust.

(4)	Each Trustee serves in office until the election and qualification of a successor.

(5)	Mr. McMahon is considered an “interested” Trustee because he is the president of Thornburg Investment Management, Inc.

(6)	The Trust’s president, secretary and treasurer each serve a one-year term or until the election and qualification of a successor; each other officer serves at the pleasure of the Trustees.

(7)	Assistant vice presidents, assistant secretaries and assistant treasurers are not shown.

The Statement of Additional Information for each Fund of the Trust includes additional information about the Trustees and is available, without charge and upon request, by calling 1-800-847-0200.

Certified Annual Report	41

OTHER INFORMATION
Thornburg Limited Term Municipal Fund	September 30, 2006 (Unaudited)

PORTFOLIO PROXY VOTING

Policies and Procedures:

The Trust has delegated to Thornburg Investment Management, Inc. (the “Advisor”) voting decisions respecting proxies for the Fund’s voting securities. The Advisor makes voting decisions in accordance with its Proxy Voting Policy and Procedures. A description of the Policy and Procedures is available (i) without charge, upon request, by calling the Advisor toll-free at 1-800-847-0200, (ii) on the Thornburg website at www.thornburg.com, and (iii) on the Securities and Exchange Commission’s website at www.sec.gov.

Commencing August 31, 2004, information regarding how proxies were voted is available on or before August 31 of each year for the twelve months ending the preceding June 30. This information is available (i) without charge, upon request by calling the Advisor toll-free at 1-800-847-0200, (ii) on the Thornburg website at www.thornburg.com and (iii) on the Securities and Exchange Commission’s website at www.sec.gov.

TAX INFORMATION

For the fiscal year ended September 30, 2006, 100% of dividends paid by the Fund are tax exempt dividends for Federal Income Tax purposes. The information and distributions reported herein may differ from the information and distributions taxable to the shareholders for the calendar year ending December 31, 2006.

AVAILABILITY OF QUARTERLY PORTFOLIO SCHEDULE

The Fund files with the Securities and Exchange Commission schedules of its portfolio holdings on Form N-Q for the first and third quarters of each fiscal year. The Fund’s Forms N-Q are available on the Commission’s website at www.sec.gov, or may be reviewed and copied at the Commission’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. The Fund also makes this information available on its website at www.thornburg.com/download or upon request by calling 1-800-847-0200.

TRUSTEES DELIBERATIONS RESPECTING RENEWAL OF INVESTMENT ADVISORY AGREEMENT

Thornburg Investment Management, Inc. (the “Advisor”) provides investment management services to Thornburg Limited Term Municipal Fund pursuant to an investment advisory agreement. The Trustees consider the renewal of this agreement annually, and most recently determined to renew the agreement on September 12, 2006.

In connection with their general supervision of the Advisor, the Trustees receive and consider reports throughout the year from the Advisor on a range of matters, including information (among other things) respecting the Advisor’s management of the Fund’s investments. These reports include information about the Fund’s investment performance, purchase and sale of portfolio investments and explanations from the Advisor respecting investment selections, the investment performance of the Fund, general appraisals of industry and economic prospects and factors, and other matters affecting the Fund and relating to the Advisor’s performance of services for the Fund.

In anticipation of their recent consideration of the advisory agreement’s renewal, the independent Trustees met with representatives of the Advisor in July 2006 discuss the Trustees’ evaluation of the Advisor’s performance and to specify the information the Advisor would present to the Trustees for their review. The independent Trustees thereafter met in independent session to consider various factors respecting the agreement’s renewal, and met in a subsequent session with the Advisor’s chief investment officer to present questions. Following these sessions, the Trustees met on September 12, 2006 to consider a renewal of the advisory agreement.

The information below summarizes certain factors considered by the Trustees in connection with the determination to renew the advisory agreement. In determining to renew the advisory agreement, the Trustees did not identify any single factor as controlling, and this summary does not describe all of the matters considered by the Trustees in making their determination.

Quality of Services; Fund Investment Performance. In evaluating the nature, extent and quality of services provided by the Advisor to the Fund, and in reviewing the Fund’s investment performance, the Trustees considered qualitative and quantitative information presented to the Trustees throughout the preceding year and in anticipation of their annual evaluation, including:

(i)	reports from portfolio management personnel respecting execution of portfolio investment strategies in prevailing market conditions;

(ii)	information respecting issuer, fiscal and economic developments;

(iii)	the Fund’s absolute investment performance and achievement of stated objectives;

(iv)	measures of the Fund’s investment performance over different periods of time relative to categories of mutual funds sharing certain comparable characteristics and selected by independent mutual fund analyst firms, and relative to a broad based securities index; and

(v)	comparative measures of portfolio volatility, risk and return.

The Trustees also considered the Advisor’s staffing and other resources, the Advisor’s efforts to contain costs and expenses, the Advisor’s supervision of services provided to the Trust by third party service providers, the Advisor’s performance of

42	Certified Annual Report

OTHER INFORMATION, CONTINUED
Thornburg Limited Term Municipal Fund	September 30, 2006 (Unaudited)

administrative, accounting and other services, the Advisor’s adherence to compliance and regulatory requirements, the Advisor’s responsiveness to the Trustees, and other factors. The Trustees noted that the value of comparisons of the Fund’s investment performance to single state municipal bond mutual fund categories, and in particular to broad based securities indices, is limited because the Fund’s investment objectives and strategies, as defined in its prospectuses, are unique and may vary from the parameters for selecting investments for other funds and indices, and the largely theoretical character of fixed income security indices.

In conducting their evaluation, the Trustees observed that the Advisor had continued to faithfully and competently pursue and achieve the Fund’s stated objectives, as reflected particularly by the Advisor’s selection of investments in accordance with the Fund’s stated strategies and the Fund’s investment returns. The Trustees also observed in conducting their evaluation the Fund’s above average or better investment returns over most periods relative to two categories of mutual funds sharing certain characteristics comparable to the Fund and selected by independent mutual fund analyst firms, and the Fund’s relative performance against comparative measures of portfolio volatility and return.

The Trustees concluded, based upon these and other considerations, that the Advisor had actively and competently pursued the Fund’s stated investment objectives in accordance with the Fund’s investment policies stated in its prospectuses. The Trustees further concluded that the investment performance of the Fund was satisfactory in the context of the Fund’s objectives and policies, and prevailing market conditions.

Fees and Expenses; Profitability of Advisor. In reviewing the fees charged by the Advisor to the Fund, the Trustees primarily considered the fees charged by the Advisor and the other expenses charged to the Fund in light of the nature and quality of services provided, comparison of the actual Advisor’s fee and Fund expenses to the statement of fees and expenses in the Fund’s prospectuses, comparisons of the Advisor’s fee and other Fund expenses to median and average fees and expenses charged to a grouping of short-intermediate term mutual funds assembled by an independent mutual fund analyst firm, and comparisons of fees and expenses charged to the Fund with fees and expenses charged to other mutual funds. In addition, the Trustees considered the profitability of the Advisor compared to other investment management firms, and comparisons of the investment management fee rates charged by the Advisor to the Fund with rates charged to other clients of the Advisor and the differing types of services furnished to the Fund and the other clients. The Trustees noted that the management fee and expenses charged to the Fund were generally comparable to average and median fees and expenses charged to the grouping of mutual funds assembled by the mutual fund analyst firm. The Trustees noted in their review that fee rates charged by the Advisor to other clients of the Advisor were not directly comparable to rates charged to the Fund principally because of the significant differences in the services provided.

The Trustees concluded, based upon these and other considerations, that the fees charged to the Fund by the Advisor were fair and reasonable in view of the services provided, the clear disclosure of these fees and expenses in the Fund’s prospectuses, the investment performance of the Fund, and fees and expenses charged to other mutual funds. The Trustees further concluded that there was no indication that the Advisor’s profitability was unusual, viewed in the context of the services provided, the performance of the Fund, and the fees and profitability of other investment management firms.

Economies of Scale. In reviewing the extent to which economies of scale would be realized by the Fund as it grows and whether fee levels reflect economies of scale, the Trustees considered the breakpoint structure for advisory fees chargeable to the Fund, the demonstrated economies of scale enjoyed by the Fund and other Funds of the Trust as they had grown in size, and economies of scale realized by other mutual funds. The Trustees concluded that the Fund may reasonably be expected to realize economies of scale for the benefit of its shareholders as it grows in size.

Ancillary Benefits to Advisor. In reviewing benefits enjoyed by the Advisor because of its relationship with the Fund, the Trustees considered the Advisor’s receipt of certain research services, favorable publicity received by the Advisor because of the superior investment performance of certain Funds of the Trust, and the benefits to the Fund from the Advisor’s expansion of its staffing and other resources to serve a broader variety of investment clients. The Trustees concluded, based upon these and other considerations, that there was no unusual or unfair benefit enjoyed by the Advisor, and that the Fund enjoyed benefits by virtue of the Advisor’s engagement by other investment clients.

Certified Annual Report	43

Trustees’ Statement to Shareholders

Not part of the Certified Annual Report

February 8, 2005

The Trustees are concerned that recent commentaries and opinions reported in the media may confuse investors in general as to the supervisory duties of trustees of mutual funds and, in particular, leave Thornburg Investment Trust shareholders uncertain regarding how we discharge our responsibilities in supervising the Funds’ investment advisor and in reviewing the advisor’s contract for renewal. We decided to spell out clearly three principal guidelines that we follow in supervising the Trust’s investment advisor on your behalf.

We begin with the premise that each shareholder selected his or her Fund because its investments are managed by the investment advisor identified in the prospectus and in accordance with the objective and policies described in the prospectus. We realize, as each of you do, that if you believe that your Fund’s stated objective and policies no longer serve your personal investment goals, you can sell your shares and leave the Fund.

Therefore, we believe that our primary supervisory task – our principal obligation to you – is to assess the nature and quality of the advisor’s services, and to confirm that the advisor actively and competently pursues the Fund’s objective, in accordance with the policies set out in the prospectus. To do this, we meet regularly with management to review your Fund’s portfolio and to discuss the advisor’s specific actions and judgments in pursuing the Fund’s objective. We do not substitute our own judgment for the advisor’s decisions in selecting investments; the advisor is paid to exercise its informed judgment on investment decisions, and we seek to confirm, in reviewing the advisor’s performance, that the advisor is doing just that.

Second, while we are conscious of costs and the effect that costs have on shareholders’ returns, we do not seek the lowest fees or expense ratio as our sole or primary objective. We try to make sure that your Fund’s fees and costs are reasonable in relationship to the services rendered and that they are generally in line with those charged by other expert investment advisors, consistent with our belief that the Fund’s investors searched for and expect that expertise and attention and have decided to pay a reasonable price for it. We do not put the management contract “out to bid” as a matter of course, and we would not do so unless we had concluded that the advisor materially had failed to pursue the Fund’s objectives in accordance with its policies, or for other equally important reasons. We believe that any other approach would be inconsistent with your interests and contrary to your expectations when you bought shares of the Fund in the first place.

Finally, because we believe that most Thornburg Fund shareholders have invested with a long-term perspective, we try not to focus too much on the fashions of the moment and on short-term performance. The market will not favor any specific investment objective or set of policies at all times and under all economic circumstances. A fund will experience periods of both high and low returns relative to other funds and other investments. Even if one of our Funds is not favored by the market at a particular time, we believe that the advisor is nonetheless obliged to remain true to the Fund’s objective and policies, and we watch to see that it does so.

44	This page is not part of the Annual Report.

Planning Options

Retirement and Education Accounts

Thornburg Investment Management offers retirement and education savings accounts that can help you meet a variety of planning challenges. For account applications or further information on any of the accounts below, please call 1-800-847-0200 or go to www.thornburg.com/ira. Your financial advisor can help you determine which plan is right for you.

Individual Retirement Accounts

Individual Retirement Accounts (IRAs) provide a tax-advantaged means to save money for the future. For a detailed outline of the difference between retirement accounts, see www.thornburg.com/ira. Rollovers are avail able. Call 1-800-847-0200 for more information.

Traditional IRAs – Contributions to Traditional IRAs are tax deductible for eligible individuals, and withdrawals are taxed as additional ordinary income. You may contribute to an IRA if you receive compensation and are under 70 1/2, even if you are covered by an employer retirement plan.

Roth IRAs – Under a Roth IRA, there is no tax deduction for contributions, but there is no income tax on qualified withdrawals. For a more detailed comparison of Traditional and Roth IRAs, please see our web site at www.thornburg.com/ira.

SEP IRAs – Simplified Employee Pension (SEP) IRAs are established by employers. The employer is allowed a tax deduction for contributions made to the SEP Plan and makes contributions to each eligible employee’s SEP IRA on a discretionary basis.

SIMPLE IRAs – Savings Incentive Match Plan for Employees of Small Employers (SIMPLE) is designed to give small business owners a simplified method to establish and contribute to a retirement plan for employees. The employer is allowed a tax deduction for contributions and makes either matching or non-elective contributions to each eligible employee’s SIMPLE IRA. Employees may make salary deferral contributions.

403(b)

A special, tax-advantaged savings vehicle available only to employees of 501(c)(3) organizations, such as charitable, educational, scientific and religious organizations. 403(b) plans are also available to employees of public schools and universities.

Coverdell Education Savings Account

These savings accounts are designed to provide a way to save money for higher education expenses. In an Education Savings Account, earnings and interest grow tax free, and qualified withdrawals used to pay for eligible higher-education expenses are tax- and penalty-free.

Funds Available

The following funds are available in the accounts listed above:

•	Thornburg International Value Fund

•	Thornburg Value Fund

•	Thornburg Core Growth Fund

•	Thornburg Investment Income Builder Fund

•	Thornburg Global Opportunities Fund

•	Thornburg Limited Term U.S. Government Fund

•	Thornburg Limited Term Income Fund

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46	This page is not part of the Annual Report.

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This page is not part of the Annual Report.	47

The Firm

Thornburg Investment Management® is a privately held investment management company based in Santa Fe, New Mexico with assets under management of over $27 billion. Founded in 1982, the firm manages five equity funds, seven bond funds, and separate portfolios for select institutions and individuals.

Investment Philosophy

We seek to preserve and increase the real wealth of the Funds’ shareholders after accounting for inflation, taxes, and investment expenses. We’ re committed to disciplined investing and controlling risk in all market environments through laddered bond and focused equity portfolios.

Portfolio Holdings Disclosure

We believe you should know about your portfolio. Our web site keeps investors informed of the Funds’ equity holdings. Go to www.thornburg.com/funds for commentary on our equity fund holdings.

Co-Ownership of Funds

We invest side-by-side with the Funds’ shareholders. Our employees have invested over $130 million in Thornburg Funds.

Investment Manager:	Distributor:

119 East Marcy Street	119 East Marcy Street
Santa Fe, New Mexico 87501	Santa Fe, New Mexico 87501
800.847.0200	800.847.0200

Thornburg Investment Management®

Strategies for Building Wealth

Thornburg Limited Term Municipal Fund

I Shares

Informational Brochure and
Annual Report – September 30, 2006

The annual report and accompanying brochure are submitted for the general information of shareholders of the Fund. It is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus. If you have not received a prospectus, one can be obtained from your financial advisor, online at www.thornburg.com/download, or by calling 800-847-0200. Carefully consider information in the prospectus regarding the Fund's investment objectives and policies, risks, sales charges, expenses, experience of its management, marketability of shares, and other information. Read it carefully before you invest or send money. Performance data quoted represents past performance and does not guarantee future results.

Thornburg Limited Term Municipal Fund

Laddering – an All Weather Strategy

The Fund’s primary investment objective is to obtain as high a level of current income exempt from Federal individual income taxes as is consistent, in the view of the Fund’s investment advisor, with preservation of capital (may be subject to Alternative Minimum Tax). The secondary goal of the Fund is to reduce expected changes in its share price compared to longer intermediate and long-term bond portfolios.

This Fund is a laddered portfolio of municipal bonds with an average maturity of five years or less. Laddering involves building a portfolio of bonds with staggered maturities so that a portion of the portfolio matures each year; cash from maturing bonds, if not needed for other purposes, is invested in bonds with longer maturities at the far end of the ladder. The strategy is a good compromise for managing different types of risk.

Thornburg Bond Funds

•	Thornburg Limited Term Municipal Fund

•	Thornburg Intermediate Municipal Fund

•	Thornburg California Limited Term Municipal Fund

•	Thornburg New Mexico Intermediate Municipal Fund

•	Thornburg New York Intermediate Municipal Fund

•	Thornburg Limited Term U.S. Government Fund

•	Thornburg Limited Term Income Fund

Thornburg invests in short- and intermediate-term investment grade bonds. We ladder the maturities of individual bonds in the portfolios to moderate risk. Laddering involves building a portfolio of bonds with staggered maturities so that a portion of the portfolio will mature each year. We apply this disciplined process in all interest rate environments.

Thornburg Equity Funds

•	Thornburg Value Fund

•	Thornburg International Value Fund

•	Thornburg Core Growth Fund

•	Thornburg Investment Income Builder Fund

•	Thornburg Global Opportunities Fund

Thornburg’s equity research uses a fundamental, yet comprehensive, analytical approach. We invest when and where we perceive compelling value. Thornburg equity funds focus on a limited number of securities so that each holding can impact performance. The equity team searches for firms believed to have a promising future and seeks to buy shares of those companies at a discount to their intrinsic value.

More information at www.thornburg.com

Reduce paper clutter.
Receive your shareholder reports and prospectus online instead of through traditional mail.
Sign up at www.thornburg.com/edelivery

2	This page is not part of the Annual Report.

Message

from the Chairman

Garrett Thornburg

Chairman & CEO

November 10, 2006

Dear Fellow Shareholder:

Thornburg Investment Management has a clear mission: to preserve and increase the real wealth of our shareholders. We aspire to accomplish this through a family of laddered bond funds that focus on quality, stability, and minimization of risk over time, and through a range of equity funds that redefine traditional measures of value and growth.

Our bond funds have always been managed using the highly disciplined approach of laddering short and intermediate bond maturities, seeking to provide both an attractive return and stability of principal. Laddering is an all-weather strategy, designed to perform in uncertain markets like the ones we have seen in the last two years. Moreover, all of the bond funds focus on buying investment-grade securities. We have found this strategy to be the best at managing both interest-rate risk and credit risk, and we believe this approach has served our shareholders well over time.

An exciting event occurred recently, Thornburg Investment Management is the first U.S. investment manager to complete the independent certification process and receive the CEFEX Certification for Fiduciary Excellence. The Centre for Fiduciary Excellence (CEFEX) is an independent rating and certification organization, providing comprehensive assessments that measure risk and trustworthiness of investment fiduciaries. We are proud to have received certificate #1 from CEFEX for investment managers.

Our bond fund portfolio managers have many years of experience. We are proud of this consistency and experience and look forward to many more successful years with them at the helm.

Thank you for investing with us. We will do our best to continue to earn your trust every day.

Sincerely,

Garrett Thornburg

Chairman & CEO

This page is not part of the Annual Report.	3

2006

Certified Annual Report

Thornburg Limited Term Municipal Fund

I Shares – September 30, 2006

This report is certified under the Sarbanes-Oxley Act of 2002, which requires that public companies, including mutual funds, affirm that the information provided in their annual and semiannual shareholder reports fully and fairly represents their financial position.

4	Certified Annual Report

Important Information

Performance data quoted represents past performance and does not guarantee future results. Investment return and principal value will fluctuate so that upon redemption, an investor’s shares may be worth more or less than their original cost. Current performance may be lower or higher than the data quoted. For performance data current to the most recent month end, visit www.thornburg.com.

Minimum investments for Class I shares are higher than those for other classes. Returns reflect the reinvestment of dividends and capital gains. There is no up front sales charge for this class of shares.

Shares in the Fund carry risks, including possible loss of principal. As with direct bond ownership, funds that invest in bonds are subject to certain risks including interest-rate risk, credit risk, and inflation risk. The principal value of bond funds will fluctuate relative to changes in interest rates, decreasing when interest rates rise. Unlike bonds, bond funds have ongoing fees and expenses. Shares in the Fund are not deposits or obligations of, or guaranteed or endorsed by, any bank, the Federal Deposit Insurance Corporation, the Federal Reserve Board or any government agency. There is no guarantee that the Fund will meet its investment objectives.

The information presented on the following pages was current as of September 30, 2006. The manager’s views, portfolio holdings, and sector diversification are historical and subject to change. This material should not be deemed a recommendation to buy or sell any of the securities mentioned.

The matters discussed in this report may constitute forward-looking statements made pursuant to the safe harbor provisions of the Securities Litigation Reform Act of 1995. These include any advisor or portfolio manager prediction, assessment, analysis or outlook for individual securities, industries, investment styles, market sectors and/or markets. These statements involve risks and uncertainties. In addition to the general risks described for each fund in its current prospectus, other factors bearing on these reports include the accuracy of the advisor’s or portfolio manager’s forecasts and predictions, the appropriateness of the investment strategies designed by the advisor or portfolio manager and the ability of the advisor or portfolio manager to implement their strategies efficiently and successfully. Any one or more of these factors, as well as other risks affecting the securities markets generally, could cause the actual results of any fund to differ materially as compared to its benchmarks.

Glossary

The Lehman Brothers Five-Year Municipal Bond Index – A rules-based, market-value-weighted index engineered for the long-term tax-exempt bond market. To be included in the index, bonds must have a minimum credit rating of Baa. The approximate maturity of the municipal bonds in the index is five years. Unless otherwise noted, index returns reflect the reinvestment of income dividends and capital gains, if any, but do not reflect fees, brokerage commissions or other expenses of investing. Investors may not make direct investments into any index.

Duration – The measure of the price sensitivity of a fixed-income security to an interest rate change of 100 basis points. Calculation is based on the weighted average of the present values for all cash flows.

Weighted Average Maturity – A weighted average of all the effective maturities of the bonds in a portfolio. Effective maturity takes into consideration mortgage prepayments, puts, sinking funds, adjustable coupons, and other features of individual bonds and is thus a more accurate measure of interest-rate sensitivity. Longer-maturity funds are generally considered more interest-rate sensitive than their shorter counterparts.

Fed Funds Rate – The interest rate at which a depository institution lends immediately available funds (balances at the Federal Reserve) to another depository institution overnight.

Treasury Notes – a debt obligation of the US government backed by the “full faith and credit” of the government. Notes are intermediate to long term investments typically issued in maturities of two, five and ten years. Interest is paid semi-annually.

Certified Annual Report	5

Letter to Shareholders

George Strickland

Portfolio Manager

October 17, 2006

Dear Fellow Shareholder:

I am pleased to present the Annual Report for the Thornburg Limited Term Municipal Fund. The net asset value of the Class I shares decreased by 6 cents to $13.53 during the twelve months ended September 30, 2006. If you were with us for the entire period, you received dividends of 48.7 cents per share. If you reinvested dividends, you received 49.6 cents per share.

Over the last twelve months, interest rates on bonds that mature in ten years or less have risen, while interest rates on long-term bonds have fallen. Higher interest rates on short-term bonds have lowered the price of most of the bonds owned by the Fund somewhat, but have allowed us to buy new bonds at higher yields and increase the yield of the portfolio. The Class I shares of your Fund produced a total return of 3.22% over the twelve month period ended September 30, 2006, compared to a 3.01% return for the Lehman Five Year Municipal Bond Index. Certain positions in the health care, electric utility, and education sectors strongly contributed to the Funds performance. These positions helped the I shares of your Fund outperform the index despite being over weighted in short-term bonds.

After rising for most of the year, bond yields fell in the third quarter of 2006 because the bond market started to anticipate a slower economy, reduced inflation, and a lower Fed Funds rate. While such an outcome is certainly possible, we believe the preponderance of evidence points to continued economic growth and a Federal Reserve that must stay on high alert to avoid inflationary acceleration.

The current case for a weak economy revolves around the detrimental effects of a declining housing market. However, slackness in residential housing is being countered with strength in commercial real estate, capital spending, state and federal government spending, and exports. Some consumers are feeling pinched by higher rates on adjustable rate mortgages, but many more are enjoying higher incomes in an economy that has produced 1.8 million new jobs over the last twelve months. So consumer spending should continue growing, and may accelerate if oil and gas prices hold in their current ranges. This should drive the economy to solid, but not spectacular, growth.

No matter how you measure it, inflation has doubled over the last three years. The current levels are not terribly alarming, but they are significantly above the Federal Reserve’s comfort zone. Fed Chairman Bernanke has stated that he thinks inflation should moderate next year, but there are reasons to think that it might not. U.S. hourly earnings are rising at a 4% rate, up from 1.6% in early 2004, and import prices have been rising steadily. These and other pressures could keep inflation stubbornly in the Fed’s discomfort zone.

So, when we look at current yield curves – inverted for Treasury notes and bonds, and very flat for municipal bonds – it appears to us that the optimistic inflation scenario is already priced into the market. In order to justify today’s 4.8% 10-year Treasury note, one must assume the Federal Reserve will begin easing monetary policy fairly soon. That implies that inflation will drop back down below 2%. If all that unfolds as expected, then current levels are justified. If it does not, then interest rates should rise on intermediate and long-term bonds. Clearly, it seems that risks are somewhat skewed toward higher interest rates.

6	Certified Annual Report

Your Thornburg Limited Term Municipal Fund is a laddered portfolio of over 550 municipal obligations from 45 states. Today, your Fund’s weighted average maturity is 4.44 years. We ladder the maturity dates of the bonds in your portfolio so that some of the bonds are scheduled to mature during each of the coming years. Laddering short and intermediate bonds accomplishes two goals. First, the staggered bond maturities contained in a ladder defuse interest-rate risk and dampen the Fund’s price volatility. Second, laddering gives the Fund a steady cash flow stream from maturing bonds to reinvest toward the top of the ladder where yields are typically higher. The chart below describes the percentages of your Fund’s bond portfolio maturing in each of the coming years.

% of portfolio maturing			Cumulative % maturing
1 year	=	9.6%	Year 1	=	9.6%
1 to 2 years	=	11.6%	Year 2	=	21.2%
2 to 3 years	=	9.6%	Year 3	=	30.8%
3 to 4 years	=	12.9%	Year 4	=	43.7%
4 to 5 years	=	13.6%	Year 5	=	57.3%
5 to 6 years	=	9.5%	Year 6	=	66.8%
6 to 7 years	=	10.9%	Year 7	=	77.7%
7 to 8 years	=	8.6%	Year 8	=	86.3%
8 to 9 years	=	7.1%	Year 9	=	93.4%
Over 9 years	=	6.6%	Over 9 years	=	100.0%

Percentages can and do vary. Data as of 9/30/06.

We took advantage of rising rates to extend the duration of the Fund over the last year. We are now firmly in neutral territory and the ladder is fairly evenly distributed (just a little light in the last three years). We are planning to gradually shorten portfolio duration over time unless new opportunities open up to us over the next few months. If interest rates on long-term bonds rise, Thornburg laddered bond portfolios should outperform more aggressive bond strategies. If interest rates hold steady or decline, then Thornburg bond portfolios should produce compelling risk-adjusted returns.

Overall, municipal credit quality continues to improve. Supported by a strong economy, state tax revenues were up 9.9% over year-ago levels in the second quarter. Tax revenues grew fastest in the Rocky Mountain and Southwest regions. Tax revenues grew slower in the Great Lakes and Southeast regions, but were still growing in the mid single digits. Other types of bonds, such as school district, utility, and health care bonds, are also generally showing solid credit characteristics. All the good news has, in our opinion, led market participants to take a very relaxed stance toward taking on credit risk. Yield spreads for lower investment grade and speculative grade bonds are well below long-term averages. While we are not anticipating impending doom for low quality bonds, we do believe it is prudent to keep credit quality high in the current environment. Your Fund is broadly diversified and 92% invested in bonds rated A or above by at least one of the major rating agencies.

Over the years, our practice of laddering a diversified portfolio of short and intermediate maturity municipal bonds has allowed your Fund to perform consistently well in varying interest rate environments. Thank you for investing in Thornburg Limited Term Municipal Fund.

Sincerely,

George Strickland

Portfolio Manager

Certified Annual Report	7

STATEMENT OF ASSETS AND LIABILITIES

Thornburg Limited Term Municipal Fund	September 30, 2006

ASSETS
Investments at value (cost $1,189,267,811)	$1,209,445,074
Cash	307,694
Receivable for investments sold	2,630,000
Receivable for fund shares sold	2,748,488
Interest receivable	16,315,205
Prepaid expenses and other assets	41,438

Total Assets	1,231,487,899

LIABILITIES
Payable for securities purchased	3,107,192
Payable for fund shares redeemed	1,896,625
Payable to investment advisor and other affiliates (Note 3)	749,535
Accounts payable and accrued expenses	188,356
Dividends payable	1,043,804

Total Liabilities	6,985,512

NET ASSETS	$1,224,502,387

NET ASSETS CONSIST OF:
Distribution in excess of net investment income	$(2,004)
Net unrealized appreciation on investments	20,176,447
Accumulated net realized gain (loss)	(9,506,274)
Net capital paid in on shares of beneficial interest	1,213,834,218

$1,224,502,387

NET ASSET VALUE:
Class A Shares:
Net asset value and redemption price per share ($833,188,689 applicable to 61,579,265 shares of beneficial interest outstanding - Note 4)	$13.53
Maximum sales charge, 1.50% of offering price	0.21

Maximum offering price per share	$13.74

Class C Shares:
Net asset value and offering price per share * ($105,435,527 applicable to 7,778,369 shares of beneficial interest outstanding - Note 4)	$13.55

Class I Shares:
Net asset value, offering and redemption price per share ($285,878,171 applicable to 21,126,039 shares of beneficial interest outstanding - Note 4)	$13.53

*	Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

See notes to financial statements.

8	Certified Annual Report

STATEMENT OF OPERATIONS

Thornburg Limited Term Municipal Fund	Year Ended September 30, 2006

INVESTMENT INCOME:
Interest income (net of premium amortized of $11,653,710)	$53,839,766

EXPENSES:
Investment advisory fees (Note 3)	5,362,867
Administration fees (Note 3)
Class A Shares	1,105,306
Class C Shares	150,081
Class I Shares	141,656
Distribution and service fees (Note 3)
Class A Shares	2,210,611
Class C Shares	1,195,045
Transfer agent fees
Class A Shares	509,639
Class C Shares	82,056
Class I Shares	104,435
Registration and filing fees
Class A Shares	24,791
Class C Shares	19,462
Class I Shares	31,948
Custodian fees (Note 3)	375,294
Professional fees	64,427
Accounting fees	99,995
Trustee fees	32,958
Other expenses	141,099

Total Expenses	11,651,670
Less:
Distribution and service fees waived (Note 3)	(597,523)
Fees paid indirectly (Note 3)	(34,314)

Net Expenses	11,019,833

Net Investment Income	42,819,933

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) on Investments sold	(3,027,220)
Net change in unrealized appreciation (depreciation) of Investments	(3,959,006)

Net Realized and Unrealized Loss on Investments	(6,986,226)

Net Increase in Net Assets Resulting From Operations	$35,833,707

See notes to financial statements.

Certified Annual Report	9

STATEMENTS OF CHANGES IN NET ASSETS

Thornburg Limited Term Municipal Fund

	Year Ended September 30, 2006	Year Ended September 30, 2005
INCREASE (DECREASE) IN NET ASSETS FROM:
OPERATIONS:
Net investment income	$42,819,933	$41,560,133
Net realized loss on investments	(3,027,220)	(1,895,726)
Increase (Decrease) in unrealized appreciation (depreciation) of investments	(3,959,006)	(23,004,183)

Net Increase (Decrease) in Net Assets Resulting from Operations	35,833,707	16,660,224

DIVIDENDS TO SHAREHOLDERS:
From net investment income
Class A Shares	(28,968,791)	(29,220,801)
Class C Shares	(3,602,082)	(4,017,994)
Class I Shares	(10,249,060)	(8,321,340)

FUND SHARE TRANSACTIONS (NOTE 4):
Class A Shares	(129,601,272)	(53,647,281)
Class C Shares	(34,410,880)	(13,573,272)
Class I Shares	(3,124,294)	56,236,683

Net Decrease in Net Assets	(174,122,672)	(35,883,781)

NET ASSETS:
Beginning of year	1,398,625,059	1,434,508,840

End of year	$1,224,502,387	$1,398,625,059

See notes to financial statements.

10	Certified Annual Report

NOTES TO FINANCIAL STATEMENTS
Thornburg Limited Term Municipal Fund	September 30, 2006

NOTE 1 – ORGANIZATION

Thornburg Limited Term Municipal Fund (the “Fund”)(formerly Thornburg Limited Term Municipal Fund – National Portfolio) is a diversified series of Thornburg Investment Trust (the “Trust”). The Trust is organized as a Massachusetts business trust under a Declaration of Trust dated June 3, 1987 and is registered as a diversified, open-end management investment company under the Investment Company Act of 1940, as amended. The Trust is currently issuing eleven series of shares of beneficial interest in addition to those of the Fund: Thornburg California Limited Term Municipal Fund, Thornburg New York Intermediate Municipal Fund, Thornburg New Mexico Intermediate Municipal Fund, Thornburg Intermediate Municipal Fund, Thornburg Limited Term U.S. Government Fund, Thornburg Limited Term Income Fund, Thornburg Value Fund, Thornburg International Value Fund, Thornburg Core Growth Fund, Thornburg Investment Income Builder Fund, and Thornburg Global Opportunities Fund. Each series is considered to be a separate entity for financial reporting and tax purposes and bears expenses directly attributable to it. The Fund’s primary investment objective is to obtain as high a level of current income exempt from Federal individual income taxes as is consistent, in the view of the Fund’s investment advisor, with the preservation of capital. The Fund’s secondary goal is to reduce expected changes in its share price compared to longer intermediate and long-term bond portfolios.

The Fund currently offers three classes of shares of beneficial interest, Class A, Class C, and Institutional Class (Class I) shares. Each class of shares of the Fund represents an interest in the same portfolio of investments, except that (i) Class A shares are sold subject to a front-end sales charge collected at the time the shares are purchased and bear a service fee, (ii) Class C shares are sold at net asset value without a sales charge at the time of purchase, but are subject to a contingent deferred sales charge upon redemption within one year, and bear both a service fee and a distribution fee, (iii) Class I shares are sold at net asset value without a sales charge at the time of purchase, and (iv) the respective classes may have different reinvestment privileges and conversion rights. Additionally, the Fund may allocate among its classes certain expenses, to the extent applicable to specific classes, including transfer agent fees, government registration fees, certain printing and postage costs, and administrative and legal expenses. Currently, class specific expenses of the Fund are limited to service and distribution fees, administrative fees, and certain registration and transfer agent expenses.

NOTE 2 – SIGNIFICANT ACCOUNTING POLICIES

Significant accounting policies of the Trust are as follows:

Valuation of Investments: The Trust determines the value of investments utilizing an independent pricing service approved by the Board of Trustees. Debt investment securities have a primary market over the counter and are valued on the basis of valuations furnished by the pricing service. The pricing service values portfolio securities at quoted bid prices, normally at 4:00 p.m. EST. When quotations are not readily available, securities are valued at evaluated prices as determined by the pricing service using methods which include consideration of yields or prices of municipal obligations of comparable quality, type of issue, coupon, maturity, and rating; and indications as to value from dealers and general market conditions. In any case where a price is not available from a pricing service for an investment, the Trust’s valuation and pricing committee determines a fair value for the investment using factors approved by the Trustees. The valuation procedures used by the pricing service and the portfolio valuations received by the Fund are reviewed by the officers of the Trust under the general supervision of the Board of Trustees. Short-term obligations having remaining maturities of 60 days or less are valued at amortized cost, which approximates market value.

Federal Income Taxes: It is the policy of the Trust to comply with the provisions of the Internal Revenue Code applicable to “regulated investment companies” and to distribute all taxable (if any) and tax exempt income of the Fund to the shareholders. Therefore, no provision for Federal income tax is required.

When-Issued and Delayed Delivery Transactions: The Trust may engage in when-issued or delayed delivery transactions. To the extent the Trust engages in such transactions, it will do so for the purpose of acquiring portfolio securities consistent with the Fund’s investment objectives and not for the purpose of investment leverage or to speculate on interest rate and or market changes. At the time the Trust makes a commitment to purchase a security on a when-issued basis, the Fund will record the transaction and reflect the value in determining its net asset value. When effecting such transactions, assets of an amount sufficient to make payment for the portfolio securities to be purchased will be segregated on the Fund’s records on the trade date. Securities purchased on a when-issued or delayed delivery basis do not earn interest until the settlement date.

Dividends: Net investment income of the Fund is declared daily as a dividend on shares for which the Fund has received payment. Dividends are paid monthly and are reinvested in additional shares of the Fund at net asset value per share at the close of business on the dividend payment date, or at the shareholder’s option, paid in cash. Net capital gains, to the extent available, will be distributed at least annually.

General: Securities transactions are accounted for on a trade date basis. Interest income is accrued as earned. Premiums and discounts on securities purchased are amortized to call dates or maturity dates of the respective securities. Realized gains and losses from the sale of securities are recorded on an identified cost basis. Net investment income (other than class specific expenses) and realized and unrealized gains and losses

Certified Annual Report	11

NOTES TO FINANCIAL STATEMENTS, CONTINUED
Thornburg Limited Term Municipal Fund	September 30, 2006

are allocated daily to each class of shares based upon the relative net asset value of outstanding shares (or the value of the dividend-eligible shares, as appropriate) of each class of shares at the beginning of the day (after adjusting for the current capital shares activity of the respective class). Expenses common to all funds are allocated among the funds comprising the Trust based upon their relative net asset values or other appropriate allocation methods.

Guarantees and Indemnifications: Under the Trust’s organizational documents, its officers and Trustees are indemnified against certain liability arising out of the performance of their duties to the Fund. Additionally, in the normal course of business the Trust enters into contracts with service providers that contain general indemnification clauses. The Trust’s maximum exposure under these arrangements is unknown. However, based on experience, the Trust expects the risk of loss to be remote.

Use of Estimates: The preparation of financial statements, in conformity with generally accepted accounting principles, requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

NOTE 3 – INVESTMENT ADVISORY FEE AND OTHER TRANSACTIONS WITH AFFILIATES

Pursuant to an Investment Advisory Agreement, Thornburg Investment Management, Inc. (the “Advisor”) serves as the investment advisor and performs services for which the fees are payable at the end of each month. For the year ended September 30, 2006, these fees were payable at annual rates ranging from .50 of 1% to .225 of 1% per annum of the average daily net assets of the Fund. The Trust also has entered into an Administrative Services Agreement with the Advisor, whereby the Advisor will perform certain administrative services for the shareholders of each class of the Fund’s shares, and for which fees will be payable at an annual rate of up to .125 of 1% per annum of the average daily net assets attributable to each class of shares.

The Trust has an underwriting agreement with Thornburg Securities Corporation (the “Distributor”, an affiliate of the Advisor), which acts as the Distributor of the Fund’s shares. For the year ended September 30, 2006, the Distributor has advised the Fund that it earned commissions aggregating $5,105 from the sale of Class A shares, and collected contingent deferred sales charges aggregating $15,655 from redemptions of Class C shares of the Fund.

Pursuant to a Service Plan under Rule 12b-1 of the Investment Company Act of 1940, the Fund may reimburse to the Advisor amounts not to exceed .25 of 1% per annum of the average daily net assets attributable to each class of shares of the Fund for payments made by the Advisor to securities dealers and other persons for distribution of the Fund’s shares and to obtain various shareholder and distribution related services. The Advisor may pay out of its own resources additional expenses for distribution of the Fund’s shares.

The Trust has also adopted a Distribution Plan pursuant to Rule 12b-1, applicable only to the Fund’s Class C shares under which the Fund compensates the Distributor for services in promoting the sale of Class C shares of the Fund at an annual rate of up to .75 of 1% per annum of the average daily net assets attributable to Class C shares. Total fees incurred by each class of shares of the Fund under their respective service and distribution plans and Class C distribution fees waived by the Distributor for the year ended September 30, 2006, are set forth in the Statement of Operations. Distribution fees in the amount of $597,523 were waived for Class C shares.

The Trust has an agreement with the custodian bank to indirectly pay a portion of the custodian’s fees through credits earned by the Fund’s cash on deposit with the bank. This deposit agreement is an alternative to overnight investments. Custodial fees have been adjusted to reflect amounts that would have been paid without this agreement, with a corresponding adjustment reflected as fees paid indirectly in the Statement of Operations. For the year ended September 30, 2006, fees paid indirectly were $34,314. This figure may include additional fees waived by the Custodian.

Certain officers and Trustees of the Trust are also officers and/or Directors of the Advisor and Distributor. The compensation of independent Trustees is borne by the Trust.

12	Certified Annual Report

NOTES TO FINANCIAL STATEMENTS, CONTINUED
Thornburg Limited Term Municipal Fund	September 30, 2006

NOTE 4 – SHARES OF BENEFICIAL INTEREST

At September 30, 2006, there were an unlimited number of shares of beneficial interest authorized. Transactions in shares of beneficial interest were as follows:

	Year Ended September 30, 2006		Year Ended September 30, 2005
	Shares	Amount	Shares	Amount
Class A Shares
Shares sold	7,002,507	$94,383,822	10,112,925	$138,664,895
Shares issued to shareholders in reinvestment of dividends	1,451,447	19,553,941	1,429,462	19,572,574
Shares repurchased	(18,068,444)	(243,539,035)	(15,463,654)	(211,884,750)

Net Increase (Decrease)	(9,614,490)	$(129,601,272)	(3,921,267)	$(53,647,281)

Class C Shares
Shares sold	720,729	$9,723,762	1,853,494	$25,470,518
Shares issued to shareholders in reinvestment of dividends	179,128	2,417,463	198,591	2,724,023
Shares repurchased	(3,447,634)	(46,552,105)	(3,045,634)	(41,767,813)

Net Increase (Decrease)	(2,547,777)	$(34,410,880)	(993,549)	$(13,573,272)

Class I Shares
Shares sold	6,913,539	$93,207,821	8,961,752	$122,650,992
Shares issued to shareholders in reinvestment of dividends	583,980	7,867,045	501,520	6,865,525
Shares repurchased	(7,732,221)	(104,199,160)	(5,348,315)	(73,279,834)

Net Increase (Decrease)	(234,702)	$(3,124,294)	4,114,957	$56,236,683

NOTE 5 – SECURITIES TRANSACTIONS

For the year ended September 30, 2006, the Fund had purchase and sale transactions of investment securities (excluding short-term investments) of $290,604,894 and $426,081,275, respectively.

NOTE 6 – INCOME TAXES

At September 30, 2006, information on the tax components of capital is as follows:

Cost of investments for tax purposes	$1,189,273,227

Gross unrealized appreciation on a tax basis	$21,940,088
Gross unrealized depreciation on a tax basis	(1,768,241)

Net unrealized appreciation (depreciation) on investments (tax basis)	$20,171,847

At September 30, 2006, the Fund did not have any undistributed tax-exempt/ordinary net income or undistributed capital gains.

At September 30, 2006, the Fund had tax basis capital losses, which may be carried over to offset future capital gains. To the extent such carry forwards are used, capital gain distributions may be reduced to the extent provided by regulations.

Such capital loss carryovers expire as follows:

2007	$1,013,153
2008	3,565,103
2013	30,614
2014	2,276,927

$6,885,797

As of September 30, 2006, the Fund had deferred capital losses occurring subsequent to October 31, 2005 of $2,615,061. For tax purposes, such losses will be reflected in the year ending September 30, 2007.

In order to account for permanent book/tax differences, the Fund decreased over-distributed investment income by $549 and increased accumulated net realized investment loss by $549. This reclassification has no impact on the net asset value of the Fund. Reclassifications result primarily from market discount.

Certified Annual Report	13

NOTES TO FINANCIAL STATEMENTS, CONTINUED
Thornburg Limited Term Municipal Fund	September 30, 2006

All dividends paid by the Fund for the year ended September 30, 2006 and September 30, 2005, represent exempt interest dividends, which are excludable by shareholders from gross income for Federal income tax purposes.

New Accounting Pronouncement:

On July 13, 2006, the Financial Accounting Standards Board issued Interpretation No. 48, “Accounting for Uncertainty in Income Taxes – an Interpretation of FASB Statement No. 109” (the “Interpretation”). The Interpretation prescribes a comprehensive model for how a company, including the Fund, should recognize, measure, present and disclose in its financial statements uncertain tax positions that the company has taken or expects to take on income tax returns, and also revises certain disclosure requirements. The Interpretation is effective for fiscal years beginning after December 15, 2006. Management has recently begun to evaluate the application of the Interpretation to the Fund and is not in a position at this time to estimate the significance of its impact, if any, on the Fund’s financial statements.

14	Certified Annual Report

FINANCIAL HIGHLIGHTS

Thornburg Limited Term Municipal Fund

	Year Ended Sept. 30,		3 Months Ended Sept. 30, 2004(c)		Year Ended June 30,
Class I Shares:	2006	2005			2004	2003	2002
PER SHARE PERFORMANCE (for a share outstanding throughout the period)
Net asset value, beginning of period	$13.59	$13.83	$13.68		$14.01	$13.65	$13.44

Income from investment operations:
Net investment income	0.49	0.44	0.11		0.44	0.49	0.57
Net realized and unrealized gain (loss) on investments	(0.06)	(0.24)	0.15		(0.33)	0.36	0.21

Total from investment operations	0.43	0.20	0.26		0.11	0.85	0.78
Less dividends from:
Net investment income	(0.49)	(0.44)	(0.11)		(0.44)	(0.49)	(0.57)

Change in net asset value	(0.06)	(0.24)	0.15		(0.33)	0.36	0.21
NET ASSET VALUE, end of period	$13.53	$13.59	$13.83		$13.68	$14.01	$13.65

RATIOS/SUPPLEMENTAL DATA
Total return(a)	3.22%	1.50%	1.87%		0.80%	6.36%	5.91%
Ratios to average net assets:
Net investment income	3.62%	3.25%	3.02	%(b)	3.18%	3.54%	4.18%
Expenses, after expense reductions	0.57%	0.57%	0.55	%(b)	0.57%	0.58%	0.60%
Expenses, after expense reductions and net of custody credits	0.57%	0.57%	0.55	%(b)	0.57%	0.58%	0.60%
Expenses, before expense reductions	0.57%	0.57%	0.55	%(b)	0.57%	0.58%	0.62%
Portfolio turnover rate	23.02%	27.80%	4.57%		21.37%	15.81%	19.59%
Net assets at end of period (000)	$285,878	$290,369	$238,589		$222,760	$197,367	$123,652

(a)	Not annualized for periods less than one year.

(b)	Annualized.

(c)	The Fund’s fiscal year-end changed to September 30.

Certified Annual Report	15

SCHEDULE OF INVESTMENTS
Thornburg Limited Term Municipal Fund	September 30, 2006

CUSIPS: CLASS A - 885-215-459, CLASS C - 885-215-442, CLASS I - 885-215-434

NASDAQ SYMBOLS: CLASS A - LTMFX, CLASS C - LTMCX, CLASS I - LTMIX

Issuer-Description	Credit Rating† Moody’s/S&P	Principal Amount	Value
ALABAMA — 1.26%
Birmingham Carraway Health Care Facilities Financing Authority Revenue, 6.25% due 8/15/2009 (Carraway Methodist Hospitals Project; Insured: Connie Lee)	NR/AAA	$10,000,000	$10,332,800
Mobile GO Warrants, 4.50% due 8/15/2016 (1)	NR/NR	3,100,000	3,133,883
Scottsboro Industrial Development Board Refunding, 5.25% due 5/1/2009 (AAF McQuay Project; LOC: PNC Bank)	NR/NR	1,920,000	1,921,421

ALASKA — 0.83%
Alaska Energy Authority Power Revenue Refunding, 6.00% due 7/1/2011 (Bradley Lake Hydroelectric Project; Insured: FSA)	Aaa/AAA	955,000	1,052,104
Alaska Municipal Bond Bank Refunding Series One, 5.00% due 6/1/2014 (Insured: MBIA)	Aaa/AAA	1,175,000	1,273,136
Alaska Student Loan Corp. Revenue Series A, 5.25% due 1/1/2012 (Insured: FSA)	NR/AAA	3,000,000	3,231,960
Anchorage Ice Rink Revenue, 6.375% due 1/1/2020 pre-refunded 7/1/2010	NR/NR	1,000,000	1,092,000
North Slope Boro Revenue Refunding Series A, 5.00% due 6/30/2015 (Insured: MBIA)	Aaa/AAA	3,250,000	3,540,420

ARIZONA — 0.62%
Mohave County Industrial Development Authority Series A, 5.00% due 4/1/2014 (Mohave Prison LLC Project; Insured: XLCA)	NR/AAA	3,135,000	3,372,288
Pima County Industrial Development Authority Education Revenue Series C, 6.40% due 7/1/2013 (Arizona Charter Schools Project)	Baa3/NR	1,000,000	1,069,410
Pima County Industrial Development Authority Revenue Refunding Lease Obligation A, 7.25% due 7/15/2010 (Insured: FSA)	Aaa/AAA	480,000	481,694
Pima County Industrial Development Authority Revenue Refunding Series A, 5.45% due 4/1/2010 (Insured: MBIA)	Aaa/AAA	2,060,000	2,117,289
Tucson Water Revenue Series D, 9.75% due 7/1/2008	Aa3/A+	500,000	551,445

ARKANSAS — 0.57%
Conway Electric Revenue Refunding, 5.00% due 8/1/2007	A2/NR	2,000,000	2,022,840
Jefferson County Hospital Revenue Refunding & Improvement, 5.50% due 6/1/2010 (Regional Medical Center Project)	NR/A	1,000,000	1,055,310
Jefferson County Hospital Revenue Refunding & Improvement, 5.50% due 6/1/2011 (Regional Medical Center Project)	NR/A	1,075,000	1,147,089
Little Rock Hotel & Restaurant Gross Receipts Tax Refunding, 7.125% due 8/1/2009	A3/NR	2,645,000	2,791,877

CALIFORNIA — 1.77%
California Health Facilities Financing Authority Revenue Refunding Series B, 5.25% due 10/1/2013 (Kaiser Permanente Project) (ETM)	A3/AAA	2,620,000	2,728,337
California Health Facilities Financing Authority Revenue Series 83 C, 9.25% due 12/1/2006 (Mercy Health Care Project) (ETM)	Aaa/AAA	1,600,000	1,615,552
California State Department of Transportation COP Refunding Series A, 5.25% due 3/1/2016 (Insured: MBIA)	Aaa/AAA	1,000,000	1,026,070
California State Department of Water Resources Power Supply Series A, 5.50% due 5/1/2012	A2/A-	2,600,000	2,833,298
California State Department of Water Resources Power Supply Series A, 6.00% due 5/1/2013	A2/A-	2,550,000	2,871,224
Escondido Unified High School District, 5.60% due 11/1/2009 (Insured: MBIA) (ETM)	Aaa/AAA	1,250,000	1,277,050
Northern California Power Agency Public Power Revenue Series A, 5.00% due 7/1/2009 (Geothermal Project Number 3)	A2/BBB+	6,100,000	6,105,307
Ontario Montclair School District COP Refunding, 3.80% due 9/1/2028 put 8/31/2007 (School Facility Bridge Funding Project; Insured: FSA)	Aaa/AAA	1,655,000	1,655,364
South Orange County Public Financing Authority Special Tax Revenue Series C, 8.00% due 8/15/2008 (Foothill Area Project; Insured: FGIC)	Aaa/AAA	1,500,000	1,620,420

16	Certified Annual Report

SCHEDULE OF INVESTMENTS, CONTINUED
Thornburg Limited Term Municipal Fund	September 30, 2006

Issuer-Description	Credit Rating† Moody’s/S&P	Principal Amount	Value
COLORADO — 4.55%
Adams County Revenue Platte Valley Medical Center, 5.00% due 2/1/2012 (Insured: FHA, MBIA)	NR/AAA	$1,310,000	$1,392,936
Adams County Revenue Platte Valley Medical Center, 5.00% due 8/1/2012 (Insured: FHA, MBIA)	NR/AAA	1,345,000	1,436,581
Adams County Revenue Platte Valley Medical Center, 5.00% due 2/1/2013 (Insured: FHA, MBIA)	NR/AAA	1,380,000	1,477,897
Adams County Revenue Platte Valley Medical Center, 5.00% due 2/1/2015 (Insured: FHA, MBIA)	NR/AAA	1,530,000	1,658,719
Adams County Revenue Platte Valley Medical Center, 5.00% due 8/1/2015 (Insured: FHA, MBIA)	NR/AAA	1,565,000	1,702,110
Adams County School District 012 Series A, 4.375% due 12/15/2007	Aa3/AA-	1,000,000	1,010,240
Central Platte Valley Metropolitan District Refunding Series A, 5.00% due 12/1/2031 put 12/1/2009 (LOC: US Bank)	NR/AA	12,365,000	12,711,467
Colorado Department of Transportation Revenue Anticipation Notes, 6.00% due 6/15/2008 (Insured: AMBAC)	Aaa/AAA	1,500,000	1,561,410
Colorado Educational & Cultural Facilities, 4.90% due 4/1/2008 (Nashville Public Radio Project) (ETM)	NR/BBB+	685,000	692,247
Colorado HFA, 5.00% due 9/1/2007 (Catholic Health Initiatives Project)	Aa2/AA	5,705,000	5,774,601
Colorado HFA, 5.25% due 10/1/2026 pre-refunded 10/1/2008 (Childrens Hospital Project; Insured: MBIA)	Aaa/AAA	565,000	571,396
Denver Convention Center Hotel, 5.25% due 12/1/2014 (LOC: XLCA)	Aaa/AAA	3,000,000	3,301,200
Denver Convention Center Hotel, 5.25% due 12/1/2015 (LOC: XLCA)	Aaa/AAA	5,000,000	5,533,100
Denver Convention Center Senior Series A, 5.00% due 12/1/2011 (Insured: XLCA) (ETM) (2)	Aaa/AAA	3,335,000	3,550,141
Highlands Ranch Metropolitan District 2 GO, 6.50% due 6/15/2012 (Insured: FSA) (ETM)	Aaa/AAA	525,000	602,695
Highlands Ranch Metropolitan District 2 GO, 6.50% due 6/15/2012 (Insured: FSA)	Aaa/AAA	475,000	544,212
Highlands Ranch Metropolitan District 3 Refunding Series B, 5.25% due 12/1/2008 (Insured: ACA)	NR/A	1,760,000	1,804,493
Highlands Ranch Metropolitan District 3 Series A GO, 5.25% due 12/1/2008 (Insured: ACA)	NR/A	1,520,000	1,558,425
Pinery West Metropolitan District 3, 4.70% due 12/1/2021 put 12/1/2007 (LOC: Compass Bank)	NR/A	1,040,000	1,047,634
Plaza Metropolitan District 1 Revenue, 7.60% due 12/1/2016 (Public Improvement Fee/Tax Increment Project)	NR/NR	6,000,000	6,628,560
Southland Metropolitan District Number 1 Unlimited GO, 6.75% due 12/1/2016	NR/NR	1,000,000	1,102,740

DELAWARE — 0.60%
Delaware State Economic Development Authority Revenue, 5.50% due 7/1/2025 put 7/1/2010 (Delmarva Power & Light Project)	Baa2/BBB-	2,045,000	2,141,401
Delaware State HFA Revenue, 6.25% due 10/1/2006 (ETM)	Aaa/AAA	845,000	845,110
Delaware State HFA Revenue Series A, 5.25% due 6/1/2011 (Beebe Medical Center Project)	Baa1/BBB+	1,275,000	1,344,232
Delaware State HFA Revenue Series A, 5.25% due 5/1/2012 (Nanticoke Memorial Hospital Project; Insured: Radian)	NR/AA	1,370,000	1,464,366
Delaware State HFA Revenue Series A, 5.25% due 5/1/2013 (Nanticoke Memorial Hospital Project; Insured: Radian)	NR/AA	1,445,000	1,540,789

DISTRICT OF COLUMBIA — 2.13%
District of Columbia COP, 5.25% due 1/1/2013 (Insured: AMBAC)	Aaa/AAA	5,950,000	6,439,744
District of Columbia COP, 5.25% due 1/1/2015 (Insured: FGIC)	Aaa/AAA	2,875,000	3,152,926
District of Columbia COP, 5.25% due 1/1/2016 (Insured: FGIC)	Aaa/AAA	4,125,000	4,547,194
District of Columbia Hospital Revenue Refunding, 5.10% due 8/15/2008 (Medlantic Healthcare Group A Project) (ETM)	Aaa/AAA	1,500,000	1,540,710
District of Columbia Hospital Revenue Refunding Series A, 5.70% due 8/15/2008 (Medlantic Healthcare Project) (ETM)	Aaa/AAA	4,430,000	4,525,777
District of Columbia Revenue, 6.00% due 1/1/2007
(American Assoc. for Advancement of Science Project; Insured: AMBAC)	Aaa/AAA	500,000	503,025
District of Columbia Tax Increment, 0% due 7/1/2009 (Mandarin Oriental Project; Insured: FSA)	Aaa/AAA	2,000,000	1,800,500
District of Columbia Tax Increment, 0% due 7/1/2011 (Mandarin Oriental Project; Insured: FSA)	Aaa/AAA	1,990,000	1,654,526
District of Columbia Tax Increment, 0% due 7/1/2012 (Mandarin Oriental Project; Insured: FSA)	Aaa/AAA	1,480,000	1,179,649
Washington DC Convention Center Authority Dedicated Tax Revenue, 5.00% due 10/1/2006 (Insured: AMBAC)	Aaa/AAA	750,000	750,060

Certified Annual Report	17

SCHEDULE OF INVESTMENTS, CONTINUED
Thornburg Limited Term Municipal Fund	September 30, 2006

Issuer-Description	Credit Rating† Moody’s/S&P	Principal Amount	Value
FLORIDA — 5.51%
Broward County Resource Recovery Revenue Refunding, 5.375% due 12/1/2009 (Wheelabrator South Project)	A3/AA	$5,000,000	$5,206,700
Capital Projects Finance Authority Series F 1, 5.50% due 10/1/2012 (Student Housing Project; Insured: MBIA)	Aaa/AAA	1,820,000	1,965,473
Capital Projects Finance Authority Series F 1, 5.50% due 10/1/2015 (Insured: MBIA)	Aaa/AAA	3,260,000	3,500,686
Capital Trust Agency Multi Family Housing Revenue Series A, 5.15% due 11/1/2030 put 11/1/2010 (Shadow Run Project; Collateralized: FNMA)	Aaa/NR	2,190,000	2,266,672
Crossings at Fleming Island Community Development Refunding Series B, 5.45% due 5/1/2010 (Insured: MBIA)	Aaa/AAA	3,045,000	3,149,657
Dade County School District GO, 4.75% due 7/15/2010 (Insured: MBIA)	Aaa/AAA	7,000,000	7,075,950
Dade County Solid Waste Systems Special Obligation Revenue Refunding, 6.00% due 10/1/2007 (Insured: AMBAC)	Aaa/AAA	7,000,000	7,167,230
Escambia County HFA Revenue, 5.00% due 11/1/2028 pre-refunded 11/1/2010 (Charity Obligation Group Project)	Aaa/NR	2,500,000	2,595,525
Escambia County HFA Revenue Series C, 5.125% due 10/1/2014 (Baptist Hospital/Baptist Manor)	Baa1/BBB+	2,755,000	2,827,787
Flagler County School Board COP Series A, 5.00% due 8/1/2014 (Insured: FSA)	Aaa/AAA	1,605,000	1,733,079
Florida State Department of Children & Families COP South Florida Evaluation Treatment, 5.00% due 10/1/2015	NR/AA+	925,000	1,001,645
Hillsborough County Assessment Revenue, 5.00% due 3/1/2015 (Insured: FGIC)	Aaa/AAA	5,000,000	5,398,900
Hillsborough County Industrial Development Authority, 5.10% due 10/1/2013 (Tampa Electric Co. Project)	Baa2/BBB-	6,410,000	6,633,581
Jacksonville Electric St. John’s River Park Systems Revenue Issue-2, 17th Series, 5.25% due 10/1/2012	Aa2/AA-	5,000,000	5,360,600
Miami Dade County School Board COP Series B, 5.50% due 5/1/2030 put 5/1/2011 (Insured: MBIA)	Aaa/AAA	1,010,000	1,083,407
Miami Dade County Special Housing Revenue Refunding, 5.80% due 10/1/2012 (HUD Section 8)	Baa3/NR	3,060,000	3,070,740
Orange County HFA, 5.80% due 11/15/2009 (Adventist Health System Project) (ETM)	A2/NR	1,395,000	1,484,447
Orange County HFA Series A, 6.25% due 10/1/2007 (Orlando Regional Hospital Project; Insured: MBIA)	Aaa/AAA	925,000	948,162
Palm Beach County IDRB Series 1996, 6.00% due 12/1/2006 (Lourdes-Noreen McKeen Residence Project) (ETM)	NR/NR	485,000	486,872
Pelican Marsh Community Development District Refunding Series A, 5.00% due 5/1/2011 (Insured: Radian)	NR/NR	2,580,000	2,586,476
St. John’s County Industrial Development Authority Series A, 5.50% due 8/1/2014 (Presbyterian Retirement Project)	NR/NR	1,755,000	1,872,129

GEORGIA — 0.35%
Georgia Municipal Association Inc. COP, 5.00% due 12/1/2006 (Atlanta City Court Project; Insured: AMBAC)	Aaa/AAA	1,000,000	1,002,400
Monroe County Development Authority PCR, 6.75% due 1/1/2010 (Oglethorpe Power Project; Insured: MBIA)	Aaa/AAA	2,000,000	2,190,480
Monroe County Development Authority PCR, 6.80% due 1/1/2012 (Oglethorpe Power Project; Insured: MBIA)	Aaa/AAA	1,000,000	1,147,480

HAWAII — 0.17%
Hawaii State Department of Budget & Finance Special Purpose Hawaiian Electric Co., 4.95% due 4/1/2012 (Insured: MBIA)	Aaa/AAA	2,000,000	2,111,760

IDAHO — 0.25%
Twin Falls Urban Renewal Agency Refunding Series A, 4.95% due 8/1/2014	NR/NR	1,640,000	1,628,339
Twin Falls Urban Renewal Agency Refunding Series A, 5.15% due 8/1/2017	NR/NR	1,455,000	1,445,601

ILLINOIS — 10.83%
Bolingbrook Series B, 0% due 1/1/2016 (Insured: MBIA)	Aaa/NR	1,500,000	1,022,085

18	Certified Annual Report

SCHEDULE OF INVESTMENTS, CONTINUED
Thornburg Limited Term Municipal Fund	September 30, 2006

Issuer-Description	Credit Rating† Moody’s/S&P	Principal Amount	Value
Bolingbrook Series B, 0% due 1/1/2017 (Insured: MBIA)	Aaa/NR	$2,000,000	$1,290,380
Champaign County Community School District No. 116 Series C, 0% due 1/1/2009 (ETM)	Aaa/AAA	1,205,000	1,109,853
Champaign County Community School District No. 116 Unrefunded Balance Series C, 0% due 1/1/2009 (Insured: FGIC)	Aaa/AAA	2,140,000	1,967,109
Chicago Board of Education GO, 6.00% due 12/1/2009 (Insured: FGIC)	Aaa/AAA	2,000,000	2,143,800
Chicago Board of Education School Reform, 6.25% due 12/1/2012 (Insured: MBIA)	Aaa/AAA	750,000	854,715
Chicago Capital Appreciation, 0% due 1/1/2016 (City Colleges project; Insured: FGIC)	Aaa/AAA	2,670,000	1,830,552
Chicago Housing Authority Capital Program Revenue, 5.00% due 7/1/2015 (Insured: FSA)	Aaa/AAA	8,460,000	9,150,675
Chicago Housing Authority Capital Program Revenue, 5.00% due 7/1/2016 (Insured: FSA)	Aaa/AAA	2,000,000	2,170,220
Chicago Housing Authority Capital Program Revenue, 5.00% due 7/1/2007	Aa3/NR	1,000,000	1,011,040
Chicago Housing Authority Capital Program Revenue, 5.25% due 7/1/2010	Aa3/NR	2,300,000	2,432,066
Chicago Midway Airport Revenue Series A, 5.40% due 1/1/2009 (Insured: MBIA)	Aaa/AAA	1,340,000	1,358,385
Chicago Midway Airport Revenue Series C, 5.50% due 1/1/2013 (Insured: MBIA)	Aaa/AAA	1,180,000	1,292,749
Chicago O’Hare International Airport Revenue, 5.375% due 1/1/2007 (Insured: AMBAC)	Aaa/AAA	1,000,000	1,004,660
Chicago O’Hare International Airport Revenue, 5.00% due 1/1/2012 (Insured: MBIA)	Aaa/AAA	1,105,000	1,174,604
Chicago O’Hare International Airport Revenue 2nd Lien Series C-1, 5.00% due 1/1/2010 (Insured: MBIA)	Aaa/AAA	1,000,000	1,041,650
Chicago O’Hare International Airport Revenue Passenger Facility Series A, 5.625% due 1/1/2014 (Insured: AMBAC)	Aaa/AAA	3,065,000	3,130,591
Chicago Park District Parking Facility Revenue, 5.75% due 1/1/2010 (ETM)	Baa1/A	1,000,000	1,065,750
Chicago Refunding Series A, 5.375% due 1/1/2013 (Insured: MBIA)	Aaa/AAA	3,000,000	3,213,780
Chicago Refunding Series A-2, 6.125% due 1/1/2012 (Insured: AMBAC)	Aaa/AAA	1,000,000	1,116,310
Chicago Water Revenue, 6.50% due 11/1/2011 (Insured: FGIC)	Aaa/AAA	1,810,000	2,046,368
Cook County Capital Improvement, 5.50% due 11/15/2008 pre-refunded 11/15/2006	Aaa/AAA	995,000	1,007,318
Cook County Community Consolidated School District 146 GO, 9.00% due 12/1/2016 (Tinley Park Project; Insured: FGIC)	Aaa/NR	2,500,000	3,516,100
Cook County Community Consolidated School District 15 GO, 0% due 12/1/2010 (Insured: FSA)	Aaa/NR	2,000,000	1,714,220
Cook County Community School District 97 Series B GO, 9.00% due 12/1/2013 (Insured: FGIC)	Aaa/NR	2,250,000	2,970,495
Cook County Community School District 99 GO, 9.00% due 12/1/2012 (Insured: FGIC)	Aaa/NR	1,000,000	1,279,300
Cook County Refunding Series A, 6.25% due 11/15/2013 (Insured: MBIA)	Aaa/AAA	3,995,000	4,615,783
Du Page County Forest Preservation District, 0% due 11/1/2009 (Partial ETM)	Aaa/AAA	5,000,000	4,460,600
Glenview Multi Family Revenue Refunding, 5.20% due 12/1/2027 put 12/1/2007 (Collateralized: FNMA)	NR/AAA	1,550,000	1,567,143
Hoffman Estates Tax Increment Revenue Junior Lien, 0% due 5/15/2007	Ba1/NR	1,500,000	1,457,460
Illinois DFA Multi Family Housing Revenue Refunding Series A, 5.55% due 7/20/2008 (Collateralized: GNMA)	NR/AAA	730,000	741,381
Illinois DFA PCR Refunding, 5.70% due 1/15/2009 (Commonwealth Edison Co. Project; Insured: MBIA)	Aaa/AAA	3,000,000	3,133,800
Illinois DFA Revenue, 6.00% due 11/15/2009 (Adventist Health Project; Insured: MBIA)	Aaa/AAA	3,635,000	3,861,933
Illinois DFA Revenue, 6.00% due 11/15/2010 (Adventist Health Project; Insured: MBIA)	Aaa/AAA	3,860,000	4,168,067
Illinois DFA Revenue Provena Health Series A, 5.50% due 5/15/2011 (Insured: MBIA)	Aaa/AAA	1,000,000	1,035,790
Illinois DFA Revenue Refunding Community Rehab Providers Series A, 6.00% due 7/1/2015	NR/BBB	4,500,000	4,592,205
Illinois DFA Revenue Series A, 5.75% due 5/15/2014 (Provena Health Project; Insured: MBIA)	Aaa/AAA	6,035,000	6,265,778
Illinois HFA Revenue, 6.00% due 7/1/2009 (Insured: MBIA)	Aaa/AAA	1,275,000	1,351,411
Illinois HFA Revenue, 5.50% due 11/15/2007 (OSF Healthcare System Project)	A2/A	915,000	930,857
Illinois HFA Revenue, 6.50% due 2/15/2008 (Iowa Health System Project)	A1/NR	1,290,000	1,332,480
Illinois HFA Revenue, 6.50% due 2/15/2009 (Iowa Health System Project)	A1/NR	1,375,000	1,448,480
Illinois HFA Revenue, 6.50% due 2/15/2010 (Iowa Health System Project) (ETM)	A1/NR	1,465,000	1,574,670
Illinois HFA Revenue, 6.00% due 2/15/2011 (Iowa Health System Project; Insured: AMBAC) (ETM)	Aaa/AAA	1,560,000	1,694,425
Illinois HFA Revenue Refunding, 5.00% due 8/15/2008 (University of Chicago Hospital & Health Project; Insured: MBIA)	Aaa/AAA	1,500,000	1,539,255
Illinois HFA Revenue Refunding, 5.50% due 11/15/2011 (Methodist Medical Center Project; Insured: MBIA)	Aaa/AAA	3,000,000	3,130,230
Illinois Hospital District, 5.50% due 1/1/2010 (Insured: FGIC)	Aaa/AAA	1,040,000	1,097,834
Illinois State COP Central Management Department, 5.00% due 7/1/2007 (Insured: AMBAC)	Aaa/AAA	500,000	505,370

Certified Annual Report	19

SCHEDULE OF INVESTMENTS, CONTINUED
Thornburg Limited Term Municipal Fund	September 30, 2006

Issuer-Description	Credit Rating† Moody’s/S&P	Principal Amount	Value
Lake County Community High School District 117 Series B, 0% due 12/1/2006 (Insured: FGIC)	Aaa/NR	$2,000,000	$1,988,020
Lake County Community High School District 117 Series B, 0% due 12/1/2011 (Insured: FGIC)	Aaa/NR	3,235,000	2,658,620
McHenry & Kane Counties Community Consolidated School District 158, 0% due 1/1/2010 (Insured: FGIC)	Aaa/AAA	1,000,000	885,230
McHenry & Kane Counties Community Consolidated School District 158, 0% due 1/1/2012 (Insured: FGIC)	Aaa/AAA	2,200,000	1,801,382
Mclean & Woodford Counties School District GO, 7.375% due 12/1/2010 (Insured: FSA)	Aaa/NR	1,500,000	1,712,880
Metropolitan Pier & Exposition Authority Dedicated State Tax Refunding, 0% due 6/15/2013 (McCormick Project; Insured: MBIA)	Aaa/AAA	1,045,000	807,022
Metropolitan Pier & Exposition Authority Dedicated State Tax Revenue Series A-2002, 6.00% due 6/15/2007 (McCormick Project; Insured: AMBAC)	Aaa/AAA	3,750,000	3,813,975
Naperville City, Du Page & Will Counties Economic Development Revenue, 6.10% due 5/1/2008 (Hospital & Health System Association Project; LOC: Bank One N.A.)	NR/AA-	1,305,000	1,320,086
Peoria Public Building Commission School District Facilities Revenue, 0% due 12/1/2007 (Insured: FGIC)	Aaa/NR	1,100,000	1,054,416
State of Illinois Waubonsee Community College District No. 516 GO, 0% due 12/15/2013 (Insured: FGIC)	Aaa/AAA	3,000,000	2,223,120
University of Illinois COP Series A, 5.00% due 8/15/2019 pre-refunded 8/15/2011 (Utility Infrastructure Project)	Aaa/AAA	5,235,000	5,568,417
University of Illinois Revenues, 0% due 10/1/2006 (Insured: MBIA)	Aaa/AAA	6,300,000	6,298,803
INDIANA — 7.18%
Allen County Economic Development Revenue, 5.30% due 12/30/2006 (Indiana Institute of Technology Project)	NR/NR	690,000	692,222
Allen County Economic Development Revenue, 5.60% due 12/30/2009 (Indiana Institute of Technology Project)	NR/NR	1,110,000	1,153,678
Allen County Economic Development Revenue, 5.00% due 12/30/2012 (Indiana Institute of Technology Project)	NR/NR	1,370,000	1,416,690
Allen County Jail Building Corp. First Mortgage, 5.75% due 10/1/2010 (ETM)	Aa3/NR	1,115,000	1,205,839
Allen County Jail Building Corp. First Mortgage GO, 5.00% due 10/1/2011 (Insured: XLCA)	Aaa/AAA	2,390,000	2,528,548
Allen County Jail Building Corp. First Mortgage GO, 5.00% due 10/1/2012 (Insured: XLCA)	Aaa/AAA	1,275,000	1,358,232
Allen County Jail Building Corp. First Mortgage GO, 5.00% due 10/1/2014 (Insured: XLCA)	Aaa/AAA	1,000,000	1,076,800
Allen County Jail Building Corp. First Mortgage GO, 5.00% due 10/1/2015 (Insured: XLCA)	Aaa/AAA	1,480,000	1,599,717
Allen County Jail Building Corp. First Mortgage GO, 5.00% due 10/1/2016 (Insured: XLCA)	Aaa/AAA	1,520,000	1,642,330
Allen County Redevelopment District Tax Series A, 5.00% due 11/15/2016	A3/NR	1,000,000	1,042,740
Ball State University Revenues Student Fee Series K, 5.75% due 7/1/2012 (Insured: FGIC)	Aaa/AAA	1,000,000	1,099,040
Boone County Hospital Association Lease Revenue, 5.00% due 1/15/2007 (ETM)	Aaa/AAA	1,085,000	1,089,600
Boonville Junior High School Building Corp. Revenue, 0% due 7/1/2010 (State Aid Withholding)	NR/A	850,000	722,891
Boonville Junior High School Building Corp. Revenue, 0% due 1/1/2011 (State Aid Withholding)	NR/A	850,000	704,820
Boonville Junior High School Building Corp. Revenue, 0% due 7/1/2011 (State Aid Withholding)	NR/A	950,000	770,593
Brownsburg 1999 School Building, 5.00% due 8/1/2011 (Insured: FSA)	NR/AAA	1,835,000	1,948,660
Brownsburg 1999 School Building, 5.25% due 2/1/2012 (Insured: FSA)	NR/AAA	1,880,000	2,025,380
Brownsburg 1999 School Building, 5.25% due 8/1/2012 (Insured: FSA)	NR/AAA	1,755,000	1,901,191
Carmel Redevelopment Authority Lease Performing Arts, 0% due 2/1/2015	Aa2/AA	1,575,000	1,119,856
Center Grove 2000 Building First Mortgage, 5.00% due 7/15/2009 (Insured: AMBAC) (ETM)	Aaa/AAA	1,175,000	1,220,202
Center Grove 2000 Building First Mortgage, 5.00% due 7/15/2010 (Insured: AMBAC) (ETM)	Aaa/AAA	1,135,000	1,193,214
Dekalb County Redevelopment Authority Lease Rental Revenue Refunding, 5.00% due 1/15/2011 (Mini Mill Local Public Improvement Project; Insured: XLCA)	Aaa/AAA	1,015,000	1,064,796
Dekalb County Redevelopment Authority Lease Rental Revenue Refunding, 5.00% due 1/15/2012 (Mini Mill Local Public Improvement Project; Insured: XLCA)	Aaa/AAA	1,000,000	1,056,460
Dekalb County Redevelopment Authority Lease Rental Revenue Refunding, 5.25% due 1/15/2013 (Mini Mill Local Public Improvement Project; Insured: XLCA)	Aaa/AAA	1,000,000	1,074,540
Dekalb County Redevelopment Authority Lease Rental Revenue Refunding, 5.25% due 1/15/2014 (Mini Mill Local Public Improvement Project; Insured: XLCA)	Aaa/AAA	1,000,000	1,072,010

20	Certified Annual Report

SCHEDULE OF INVESTMENTS, CONTINUED
Thornburg Limited Term Municipal Fund	September 30, 2006

Issuer-Description	Credit Rating† Moody’s/S&P	Principal Amount	Value
Eagle Union Middle School Building Corp., 5.50% due 7/15/2009 (ETM)	Aaa/AAA	$910,000	$957,011
Elberfeld J. H. Castle School Building Corp. Indiana First Mortgage Refunding, 0% due 7/5/2008 (Insured: MBIA)	NR/AAA	1,860,000	1,744,531
Evansville Vanderburgh Refunding, 5.00% due 7/15/2014 (Insured: AMBAC)	NR/AAA	1,000,000	1,080,170
Evansville Vanderburgh Refunding, 5.00% due 7/15/2015 (Insured: AMBAC)	NR/AAA	1,000,000	1,084,970
Goshen Multi-School Building Corp. First Mortgage, 5.20% due 7/15/2007 (Insured: MBIA) (ETM)	Aaa/AAA	965,000	973,116
Hammond Multi-School Building Corp. First Mortgage Refunding Bond Series 1997, 6.00% due 7/15/2008 (Lake County Project; State Aid Withholding)	Aaa/A	1,850,000	1,897,452
Huntington Economic Development Revenue, 6.00% due 11/1/2006 (United Methodist Membership Project)	NR/NR	105,000	105,139
Huntington Economic Development Revenue, 6.15% due 11/1/2008 (United Methodist Membership Project)	NR/NR	700,000	721,511
Huntington Economic Development Revenue, 6.20% due 11/1/2010 (United Methodist Membership Project)	NR/NR	790,000	817,144
Indiana Health Facility Financing Authority Hospital Revenue Series D, 5.00% due 11/1/2026 pre-refunded 11/1/2007	Aaa/NR	1,600,000	1,623,328
Indiana State Educational Facilities Authority Revenue, 5.75% due 10/1/2009 (University of Indianapolis Project)	NR/A-	670,000	703,085
Indiana University Revenues Refunding, 0% due 8/1/2007 (Insured: AMBAC)	Aaa/AAA	2,500,000	2,426,425
Indianapolis Airport Authority Revenue Refunding Series A, 5.35% due 7/1/2007 (Insured: FGIC)	Aaa/AAA	1,100,000	1,114,399
Indianapolis Local Public Improvement Bond Series D, 5.00% due 7/1/2016 (Insured: FGIC)	Aaa/AAA	1,030,000	1,116,479
Indianapolis Local Public Improvement Bond Series F, 5.00% due 1/1/2015 (Waterworks Project; Insured: MBIA)	Aaa/AAA	1,000,000	1,084,290
Indianapolis Local Public Improvement Bond Series F, 5.00% due 7/1/2015 (Waterworks Project; Insured: MBIA)	Aaa/AAA	1,000,000	1,087,830
Indianapolis Resource Recovery Revenue Refunding, 6.75% due 12/1/2006 (Ogden Martin Systems, Inc. Project; Insured: AMBAC)	Aaa/AAA	2,000,000	2,009,840
Knox Middle School Building Corp. First Mortgage, 6.00% due 7/15/2008 (Insured: FGIC)	Aaa/AAA	855,000	890,568
Knox Middle School Building Corp. First Mortgage, 6.00% due 7/15/2009 (Insured: FGIC)	Aaa/AAA	455,000	483,756
Madison Schools Lydia Middleton Building Corp., 5.00% due 7/15/2014 (Insured: FGIC)	Aaa/AAA	1,200,000	1,297,044
Madison Schools Lydia Middleton Building Corp., 5.00% due 7/15/2015 (Insured: FGIC)	Aaa/AAA	1,250,000	1,357,187
Monroe County Community School Building Corp. Revenue Refunding, 5.00% due 1/15/2007 (Insured: AMBAC)	Aaa/AAA	315,000	316,298
Mount Vernon of Hancock County Refunding First Mortgage, 5.00% due 7/15/2013 (Insured: MBIA)	Aaa/AAA	1,055,000	1,135,887
Mount Vernon of Hancock County Refunding First Mortgage, 5.00% due 7/15/2014 (Insured: MBIA)	Aaa/AAA	1,135,000	1,227,593
Mount Vernon of Hancock County Refunding First Mortgage, 5.00% due 7/15/2015 (Insured: MBIA)	Aaa/AAA	1,140,000	1,238,644
Noblesville Redevelopment Authority, 5.00% due 8/1/2016 (146th Street Extension A Project)	NR/A+	1,660,000	1,760,546
Northwestern School Building Corp., 5.00% due 7/15/2011 (State Aid Withholding)	NR/AAp	1,240,000	1,312,280
Perry Township Multi School Building Refunding, 5.00% due 1/10/2013 (Insured: FSA)	Aaa/NR	1,225,000	1,309,905
Perry Township Multi School Building Refunding, 5.00% due 7/10/2013 (Insured: FSA)	Aaa/NR	2,025,000	2,173,817
Perry Township Multi School Building Refunding, 5.00% due 7/10/2014 (Insured: FSA)	Aaa/NR	2,130,000	2,297,674
Peru Community School Corp. Refunding First Mortgage, 0% due 7/1/2010 (State Aid Withholding)	NR/A	835,000	710,134
Plainfield Community High School Building Corp. First Mortgage, 5.00% due 1/15/2015 (Insured: FGIC)	Aaa/AAA	1,445,000	1,565,051
Rockport PCR Series C, 2.625% due 4/1/2025 put 10/1/2006 (Indiana Michigan Power Co. Project)	Baa2/BBB	4,030,000	4,030,000
Warren Township Vision 2005, 5.00% due 7/10/2015 (Insured: FGIC)	Aaa/AAA	2,095,000	2,267,418
Wawasee Community School Corp. First Mortgage, 5.50% due 7/15/2010 (State Aid Withholding) (ETM)	NR/AA	995,000	1,063,546
Wawasee Community School Corp. First Mortgage, 5.50% due 7/15/2011 (State Aid Withholding) (ETM)	NR/AA	1,095,000	1,187,714
West Clark 2000 School Building Corp., 5.25% due 1/15/2013 (Insured: MBIA)	Aaa/AAA	1,235,000	1,341,469
West Clark 2000 School Building Corp., 5.25% due 7/15/2013 (Insured: MBIA)	Aaa/AAA	1,305,000	1,424,486
West Clark 2000 School Building Corp., 5.25% due 1/15/2014 (Insured: MBIA)	Aaa/AAA	1,335,000	1,460,623
West Clark School Building Corp. First Mortgage, 5.75% due 7/15/2011 (State Aid Withholding)	Aaa/AAA	2,080,000	2,273,086
Westfield Elementary School Building Corp. First Mortgage Series 1997, 6.80% due 7/15/2007 (ETM)	Aaa/AAA	765,000	778,388
Whitko Middle School Building Corp. Refunding, 5.35% due 7/15/2007 (Insured: FSA)	Aaa/AAA	665,000	671,451

Certified Annual Report	21

SCHEDULE OF INVESTMENTS, CONTINUED
Thornburg Limited Term Municipal Fund	September 30, 2006

Issuer-Description	Credit Rating† Moody’s/S&P	Principal Amount	Value
IOWA — 2.62%
Ankeny Community School District Sales & Services Tax Revenue, 5.00% due 7/1/2010	NR/AA-	$2,900,000	$3,016,435
Des Moines Limited Obligation Revenue, 4.00% due 12/1/2015 put 12/1/2006 (Des Moines Parking Associates Project; LOC: Wells Fargo Bank)	NR/NR	3,180,000	3,177,711
Dubuque Community School District Series B, 5.00% due 1/1/2013	NR/NR	1,600,000	1,622,832
Dubuque Community School District Series B, 5.00% due 7/1/2013	NR/NR	1,640,000	1,663,124
Iowa Finance Authority Commercial Development Revenue Refunding, 5.75% due 4/1/2014 put 4/1/2010 (Governor Square Project; Insured: AXA)	NR/AA-	6,650,000	6,835,801
Iowa Finance Authority Hospital Facility Revenue, 6.50% due 2/15/2007 (Iowa Health Services Project)	Aa3/NR	435,000	439,076
Iowa Finance Authority Hospital Facility Revenue, 6.50% due 2/15/2009 (Iowa Health Services Project)	Aa3/NR	1,825,000	1,922,528
Iowa Finance Authority Hospital Facility Revenue, 6.50% due 2/15/2010 (Iowa Health Services Project)	Aa3/NR	1,955,000	2,101,351
Iowa Finance Authority Hospital Facility Revenue, 6.00% due 2/15/2011 pre-refunded 2/15/2010 (Iowa Health Services Project; Insured: AMBAC)	Aaa/AAA	3,145,000	3,410,784
Iowa Finance Authority Revenue Trinity Health Series B, 5.75% due 12/1/2007	Aa3/AA-	1,430,000	1,462,132
Iowa Finance Authority Revenue Trinity Health Series B, 5.75% due 12/1/2010	Aa3/AA-	3,295,000	3,498,565
Tobacco Settlement Authority, 5.30% due 6/1/2025 pre-refunded 6/1/2011	NR/AAA	2,695,000	2,884,243

KENTUCKY — 1.33%
Kentucky Economic Development Finance Authority Series C, 5.35% due 10/1/2009 (Norton Healthcare Project; Insured: MBIA)	Aaa/AAA	7,400,000	7,752,906
Kentucky Economic Development Finance Authority Series C, 5.40% due 10/1/2010 (Norton Healthcare Project; Insured: MBIA)	Aaa/AAA	7,830,000	8,325,796
Louisville Water Revenue Refunding, 6.00% due 11/15/2006 (ETM)	Aaa/AAA	150,000	150,429

LOUISIANA — 3.25%
England District, 5.00% due 8/15/2010 (Insured: FGIC)	Aaa/AAA	1,000,000	1,047,550
Jefferson Sales Tax District Special Sales Tax Revenue, 5.25% due 12/1/2006 (Insured: AMBAC)	Aaa/AAA	1,440,000	1,443,845
Jefferson Sales Tax District Special Sales Tax Revenue, 5.25% due 12/1/2007 (Insured: AMBAC)	Aaa/AAA	1,515,000	1,542,664
Louisiana Environmental Facilities & Community Development Authority Multi Family Revenue Series A, 5.00% due 9/1/2012 (Bellemont Apartments Project)	Baa1/NR	1,000,000	998,950
Louisiana Public Facilities Authority Hospital Revenue Series A, 5.50% due 7/1/2010 (Franciscan Missionaries Project; Insured: FSA)	Aaa/AAA	1,000,000	1,059,990
Louisiana Public Facilities Authority Revenue, 5.50% due 10/1/2006 (Loyola University Project)	A1/A+	1,280,000	1,280,064
Louisiana Public Facilities Authority Revenue, 5.75% due 10/1/2008 (Loyola University Project)	A1/A+	1,000,000	1,022,560
Louisiana Public Facilities Authority Revenue, 5.375% due 12/1/2008 (Wynhoven Health Care Center Project; Guaranty: Archdiocese of New Orleans)	NR/NR	1,425,000	1,432,567
Louisiana State Citizens Property Insurance Corp., 5.00% due 6/1/2015 (Insured: AMBAC)	Aaa/AAA	5,000,000	5,413,400
Louisiana State Correctional Facilities Corp. Lease Refunding, 5.00% due 12/15/2008 (Insured: Radian)	NR/AA	7,135,000	7,309,950
Louisiana State Correctional Facilities Corp. Lease Revenue Refunding, 5.00% due 12/15/2007 (Insured: Radian)	NR/AA	3,760,000	3,811,813
Louisiana State Office Facilities Corp., 5.50% due 5/1/2013 (Capitol Complex Project; Insured: AMBAC)	Aaa/AAA	1,150,000	1,238,228
Louisiana State Offshore Terminal Authority Deepwater Port Revenue, 4.375% due 10/1/2020 put 6/1/2007 (Loop LLC Project)	A3/A	2,350,000	2,356,768
Louisiana State Series A, 5.50% due 11/15/2008 (Insured: FGIC)	Aaa/AAA	1,980,000	2,057,953
Monroe Sales Tax Increment Garrett Road Economic Development Area, 5.00% due 3/1/2017 (Insured: Radian)	Aa3/AA	1,505,000	1,594,773
New Orleans Exhibit Hall Authority Series A, 5.00% due 7/15/2009 (Ernest N. Morial Convention Center Project; Insured: AMBAC)	Aaa/AAA	2,000,000	2,065,100
New Orleans Parish School Board, 0% due 2/1/2008 (ETM)	Aaa/AAA	3,480,000	3,115,783
St. Tammany Parish Sales Tax, 5.00% due 6/1/2010 (Insured: CIFG)	NR/AAA	1,000,000	1,047,360

22	Certified Annual Report

SCHEDULE OF INVESTMENTS, CONTINUED
Thornburg Limited Term Municipal Fund	September 30, 2006

Issuer-Description	Credit Rating† Moody’s/S&P	Principal Amount	Value
MARYLAND — 0.33%
Howard County Retirement Community Revenue Series A, 7.25% due 5/15/2015 pre-refunded 5/15/2010	NR/AAA	$1,000,000	$1,149,950
Howard County Retirement Community Revenue Series A, 7.875% due 5/15/2021 pre-refunded 5/15/2010	NR/AAA	2,500,000	2,925,700

MASSACHUSETTS — 3.47%
Massachusetts Development Finance Agency Resource Recovery Revenue Series A, 5.50% due 1/1/2011 (Seamass Partnership; Insured: MBIA)	Aaa/AAA	3,470,000	3,712,241
Massachusetts Development Finance Agency Resource Recovery Revenue Series B, 5.625% due 1/1/2012 (Seamass Partnership; Insured: MBIA)	Aaa/AAA	1,240,000	1,348,661
Massachusetts State Construction Loan Series C, 5.50% due 11/1/2013 (Insured: FGIC)	Aaa/AAA	685,000	761,556
Massachusetts State Construction Loan Series C, 5.00% due 9/1/2015	Aa2/AA	10,000,000	10,890,300
Massachusetts State Construction Loan Series D, 6.00% due 11/1/2013 (Insured: MBIA)	Aaa/AAA	1,000,000	1,141,360
Massachusetts State Health & Educational Berkshire Health Systems Series F, 5.00% due 10/1/2011 (Insured: Assured Guaranty)	NR/AAA	2,345,000	2,484,223
Massachusetts State Health & Educational Berkshire Health Systems Series F, 5.00% due 10/1/2012 (Insured: Assured Guaranty)	NR/AAA	2,330,000	2,485,970
Massachusetts State Health & Educational Berkshire Health Systems Series F, 5.00% due 10/1/2013 (Insured: Assured Guaranty)	NR/AAA	3,215,000	3,450,338
Massachusetts State Health & Educational Facilities Authority Revenue Series H, 5.375% due 5/15/2012 (New England Medical Center Hospital Project; Insured: FGIC)	Aaa/AAA	3,415,000	3,707,221
Massachusetts State Industrial Finance Agency, 5.90% due 7/1/2027 pre-refunded 7/1/2007 (Dana Hall School Project)	NR/NR	1,220,000	1,264,725
Massachusetts State Industrial Finance Agency Biomedical A, 0% due 8/1/2010	Aa2/AA-	10,000,000	8,651,200
Massachusetts State Refunding GO Series A, 6.00% due 11/1/2008	Aa2/AA	1,000,000	1,049,080
Massachusetts State Refunding GO Series A, 5.50% due 1/1/2010	Aa2/AA	1,500,000	1,588,620

MICHIGAN — 2.67%
Dearborn Economic Development Corp. Oakwood Obligation Group Series A, 5.75% due 11/15/2015 (Insured: FGIC)	Aaa/AAA	2,450,000	2,496,427
Detroit Convention Facility, 5.25% due 9/30/2007	NR/A	1,000,000	1,014,230
Detroit Series A, 6.00% due 4/1/2007 (ETM)	Aaa/AAA	1,405,000	1,422,520
Dickinson County Healthcare Systems Hospital Revenue Refunding, 5.50% due 11/1/2013 (Insured: ACA)	NR/A	2,500,000	2,624,975
Gull Lake Community School District GO, 0% due 5/1/2013 (Insured: FGIC)	Aaa/AAA	3,000,000	2,158,200
Michigan HFA Revenue, 5.375% due 7/1/2012 (Insured: FSA)	Aaa/AAA	2,000,000	2,022,400
Michigan HFA Revenue Series A, 5.375% due 11/15/2033 put 11/15/2007 (Ascension Health Project)	Aa2/AA	10,000,000	10,185,400
Michigan State COP Series A, 5.00% due 9/1/2031 put 9/1/2011 (Insured: MBIA)	Aaa/AAA	6,000,000	6,326,640
Michigan State Strategic Fund Refunding Detroit Educational, 4.85% due 9/1/2030 put 9/1/2011 (Insured: AMBAC)	Aaa/NR	2,075,000	2,166,508
Oakland County Economic Development Corp. Limited, 5.50% due 6/1/2014 pre-refunded 6/1/2007 (Lutheran Social Services; LOC: First America Bank)	Aa3/NR	1,000,000	1,032,800
Summit Academy North Michigan School District, 8.75% due 7/1/2030 pre-refunded 7/1/2010	NR/NR	1,100,000	1,289,475

MINNESOTA — 0.22%
Minneapolis St. Paul Health Care Systems, 5.25% due 12/1/2012 (Healthpartners Obligation Group Project)	Baa1/BBB+	1,000,000	1,063,330
Minneapolis St. Paul Health Care Systems, 5.25% due 12/1/2013 (Healthpartners Obligation Group Project)	Baa1/BBB+	1,500,000	1,602,510

Certified Annual Report	23

SCHEDULE OF INVESTMENTS, CONTINUED
Thornburg Limited Term Municipal Fund	September 30, 2006

Issuer-Description	Credit Rating† Moody’s/S&P	Principal Amount	Value
MISSISSIPPI — 0.67%
De Soto County School District Trust Certificates, 5.00% due 12/1/2015 (Insured: MBIA)	Aaa/NR	$1,000,000	$1,035,790
Gautier Utility District Systems Revenue Refunding, 5.50% due 3/1/2012 (Insured: FGIC)	Aaa/NR	1,020,000	1,108,220
Mississippi Hospital Equipment & Facilities Authority Revenue Refunding, 6.00% due 1/1/2015 (Forrest County General Hospital Project; Insured: FSA)	Aaa/NR	1,365,000	1,484,519
Mississippi Hospital Equipment & Facilities Baptist Memorial Health B2, 3.50% due 9/1/2022 put 10/1/2006	NR/NR	3,500,000	3,499,895
Mississippi State GO, 6.20% due 2/1/2008 (ETM)	Aaa/AAA	985,000	1,015,525

MISSOURI — 0.40%
Missouri Development Finance Board Healthcare Facilities Revenue Series A, 4.80% due 11/1/2012 (Lutheran Home Aged Project; LOC: Commerce Bank)	Aa3/NR	1,275,000	1,300,130
Missouri State Health & Educational Facilities Authority Revenue Series A, 5.00% due 6/1/2011	NR/AA-	1,000,000	1,052,280
St. Louis County Refunding, 5.00% due 8/15/2007 (Convention & Sports Facility Project B 1; Insured: AMBAC)	Aaa/AAA	2,495,000	2,526,437

MONTANA — 1.29%
Forsyth PCR Refunding, 5.00% due 10/1/2032 put 12/30/2008 (Insured: AMBAC)	Aaa/AAA	11,440,000	11,735,495
Forsyth PCR Refunding, 5.20% due 5/1/2033 put 5/1/2009 (Portland General Project)	Baa1/BBB+	4,000,000	4,109,560

NEBRASKA — 0.71%
Madison County Hospital Authority Revenue 1, 5.25% due 7/1/2010 (Faith Regional Health Services Project; Insured: Radian)	NR/AA	1,455,000	1,529,671
Madison County Hospital Authority Revenue 1, 5.50% due 7/1/2012 (Faith Regional Health Services Project; Insured: Radian)	NR/AA	1,625,000	1,749,767
Omaha Public Power District Electric Revenue Refunding Systems B, 5.00% due 2/1/2013	Aa2/AA	5,000,000	5,353,550

NEVADA — 1.49%
Clark County District 121 A Refunding, 5.00% due 12/1/2015 (Insured: AMBAC)	Aaa/AAA	2,000,000	2,158,880
Clark County School District Series D GO, 5.00% due 6/15/2015 (Insured: MBIA)	Aaa/AAA	1,000,000	1,075,080
Humboldt County PCR Refunding, 6.55% due 10/1/2013 (Sierra Pacific Project; Insured: AMBAC)	Aaa/AAA	5,000,000	5,091,050
Las Vegas Special Refunding Local Improvement District 707 Series A, 5.125% due 6/1/2011 (Insured: FSA)	Aaa/AAA	1,670,000	1,740,691
Nevada Housing Division Multi Family Certificate A, 4.80% due 4/1/2008 (Collateralized: FNMA)	NR/AAA	220,000	219,914
Nevada State Colorado River Commission Power Delivery Series A GO, 7.00% due 9/15/2008 pre-refunded 9/15/2007	Aa1/AA+	840,000	867,493
Sparks Redevelopment Agency Tax Allocation Revenue Refunding Series A, 5.75% due 1/15/2009 (Insured: Radian)	NR/AA	1,000,000	1,042,780
Sparks Redevelopment Agency Tax Allocation Revenue Refunding Series A, 5.75% due 1/15/2010 (Insured: Radian)	NR/AA	1,000,000	1,057,710
Sparks Redevelopment Agency Tax Allocation Revenue Refunding Series A, 5.75% due 1/15/2011 (Insured: Radian)	NR/AA	1,285,000	1,368,243
Washoe County School District, 5.50% due 6/1/2008 (Insured: FSA)	Aaa/AAA	3,500,000	3,610,810

NEW HAMPSHIRE — 0.42%
Manchester Housing & Redevelopment Authority Series A, 6.05% due 1/1/2012 (Insured: ACA)	NR/A	1,500,000	1,600,380
New Hampshire Industrial Development Authority Revenue, 3.75% due 12/1/2009 (Central Vermont Public Services Project; LOC: Citizens Bank)	NR/AA-	2,880,000	2,889,302
New Hampshire System Revenue Series A, 7.00% due 11/1/2006 (Insured: FGIC)	Aaa/AAA	665,000	666,949

NEW JERSEY — 2.68%
Hudson County COP, 7.00% due 12/1/2012 (Insured: MBIA)	Aaa/AAA	1,000,000	1,170,440
Hudson County COP, 6.25% due 12/1/2014 (Insured: MBIA)	Aaa/AAA	1,500,000	1,737,960

24	Certified Annual Report

SCHEDULE OF INVESTMENTS, CONTINUED
Thornburg Limited Term Municipal Fund	September 30, 2006

Issuer-Description	Credit Rating† Moody’s/S&P	Principal Amount	Value
New Jersey Economic Development Authority Revenue Cigarette Tax, 5.00% due 6/15/2010 (Insured: FSA)	Aaa/AAA	$1,000,000	$1,048,530
New Jersey Economic Development Authority Revenue Cigarette Tax, 5.00% due 6/15/2012 (Insured: FGIC)	Aaa/AAA	7,375,000	7,860,570
New Jersey State Transportation Corp. Fed Transportation Administration Grants Series A, 5.50% due 9/15/2013 (Insured: AMBAC)	Aaa/AAA	7,650,000	8,449,578
New Jersey State Transportation Corp. Series A, 5.25% due 9/15/2013 (Insured: AMBAC)	Aaa/AAA	5,000,000	5,446,750
New Jersey State Transportation Trust Fund Authority Series C, 5.25% due 6/15/2013 (Transportation Systems Project; Insured: MBIA) (ETM)	Aaa/AAA	5,000,000	5,470,250
Newark Housing Authority Port Authority Rental Backed, 5.00% due 1/1/2010 (Newark Marine Terminal Redevelopment Project; Insured: MBIA)	Aaa/AAA	1,000,000	1,043,530
Pequannock River Basin Regional Sewage Authority Refunding Series M, 5.00% due 12/1/2006 (Sewer Revenue Project; Insured: MBIA)	Aaa/NR	630,000	631,556

NEW MEXICO — 1.49%
Albuquerque Joint Water & Sewage Systems Revenue Refunding & Improvement Series A, 5.25% due 7/1/2011	Aa2/AA	1,135,000	1,218,173
Farmington PCR, 3.85% due 9/1/2024 put 10/2/2006 (LOC: Barclays Bank) (daily demand notes)	P1/A-1+	1,000,000	1,000,000
Farmington Utility Systems Revenue Refunding Series A, 5.00% due 5/15/2011 (Insured: FSA)	Aaa/AAA	3,000,000	3,183,090
Gallup PCR Refunding Tri State Generation, 5.00% due 8/15/2012 (Insured: AMBAC)	Aaa/AAA	3,345,000	3,561,421
New Mexico Highway Commission Revenue Subordinated Lien Tax Series B, 5.00% due 6/15/2011 (Insured: AMBAC) (ETM)	Aaa/AAA	4,865,000	5,148,824
University of New Mexico Hospital Mortgage Revenue Bonds, 5.00% due 1/1/2011 (Insured: FSA & FHA)	Aaa/AAA	1,790,000	1,887,967
University of New Mexico Hospital Mortgage Revenue Bonds, 5.00% due 7/1/2011 (Insured: FSA & FHA)	Aaa/AAA	2,065,000	2,189,292

NEW YORK — 6.99%
Brookhaven Industrial Development Agency Revenue, 4.375% due 11/1/2031 put 11/1/2006 (Methodist Retirement Community Project; LOC: Northfork Bank)	A1/A-	2,100,000	2,100,714
Hempstead Town Industrial Development Agency Resource Recovery Revenue, 5.00% due 12/1/2008 (American Ref-Fuel Project; Insured: MBIA)	Aaa/AAA	1,000,000	1,022,190
Long Island Power Authority Electric Systems Revenue General Series A, 6.00% due 12/1/2007 (Insured: AMBAC)	Aaa/AAA	2,285,000	2,349,117
Long Island Power Authority Electric Systems Revenue General Series B, 5.00% due 12/1/2006	A3/A-	7,000,000	7,015,680
Metropolitan Transportation Authority Revenue Series B, 5.00% due 11/15/2007	A2/A	5,000,000	5,077,050
Metropolitan Transportation Authority Service Series B, 5.25% due 7/1/2007	A1/AA-	4,535,000	4,591,370
Monroe County Industrial Development Agency, 5.375% due 6/1/2007 (St. John Fisher College Project; Insured: Radian)	NR/AA	1,050,000	1,061,309
New York City Housing Development Corp. Multi Family Housing Revenue Refunding Series A, 5.50% due 11/1/2009 (Insured: FHA)	Aa2/AA	185,000	186,108
New York City Industrial Development Agency Civic Facility Series A, 5.25% due 6/1/2011 (Lycee Francais De New York Project; Insured: ACA)	NR/A	2,215,000	2,331,996
New York City Industrial Development Agency Civic Facility Series A, 5.25% due 6/1/2012 (Lycee Francais De New York Project; Insured: ACA)	NR/A	2,330,000	2,468,472
New York City Refunding Series B GO, 5.50% due 8/1/2011 (Insured: MBIA)	Aaa/AAA	1,000,000	1,084,930
New York City Series G GO, 5.25% due 8/1/2016	A1/AA-	4,000,000	4,108,600
New York City Transitional Finance Authority Facilities Refunding Series A 1, 5.00% due 11/1/2014	Aa1/AAA	2,000,000	2,179,240
New York City Transitional Finance Authority Facilities Refunding Series A 1, 5.00% due 11/1/2015	Aa1/AAA	1,500,000	1,642,395
New York City Transitional Refunding Future Tax Series A1, 5.00% due 11/1/2012	Aa1/AAA	5,000,000	5,386,050
New York Dormitory Authority Revenues Mental Health Services Facilities Improvement B, 5.00% due 8/15/2010 (Insured: MBIA)	Aaa/AAA	1,600,000	1,682,576
New York State Dormitory Authority Revenue Hospital Refunding, 5.00% due 2/15/2010 (Wyckoff Heights Project; Insured: AMBAC)	Aaa/AAA	4,870,000	5,026,181

Certified Annual Report	25

SCHEDULE OF INVESTMENTS, CONTINUED
Thornburg Limited Term Municipal Fund	September 30, 2006

Issuer-Description	Credit Rating† Moody’s/S&P	Principal Amount	Value
New York State Dormitory Authority Revenue Hospital Series A, 5.25% due 8/15/2013 (Presbyterian Hospital; Insured: FHA & FSA)	Aaa/AAA	$3,800,000	$4,136,566
New York State Dormitory Authority Revenues, 5.00% due 7/1/2007 (City University Systems Project)	A1/AA-	3,500,000	3,535,490
New York State Dormitory Authority Revenues, 6.00% due 7/1/2007 (Champlain Valley Physicians Project; Insured: Connie Lee)	NR/AAA	1,040,000	1,058,377
New York State Dormitory Authority Revenues, 5.50% due 7/1/2012 (South Nassau Community Hospital B Project)	Baa1/NR	1,820,000	1,952,223
New York State Dormitory Authority Revenues, 5.50% due 7/1/2013 (South Nassau Community Hospital B Project)	Baa1/NR	1,500,000	1,618,125
New York State Dormitory Authority Revenues Aids Long Term Health Facilities, 5.00% due 11/1/2012 (Insured: SONYMA)	Aa1/NR	2,000,000	2,092,340
New York State Dormitory Authority Revenues Aids Long Term Health Facilities, 5.00% due 11/1/2013 (Insured: SONYMA)	Aa1/NR	4,600,000	4,805,298
New York State Dormitory Authority Revenues Aids Long Term Health Facilities, 5.00% due 11/1/2014 (Insured: SONYMA)	Aa1/NR	1,500,000	1,566,945
New York State Dormitory Authority Revenues Secured Hospital Interfaith Medical Center Series D, 5.75% due 2/15/2008 (Insured: FSA)	Aaa/AAA	2,515,000	2,583,509
New York State Dormitory Authority Revenues Series B, 5.25% due 11/15/2026 put 5/15/2012 (Insured: AMBAC)	Aaa/AAA	4,000,000	4,303,800
New York State Housing Finance Service Contract Series A, 6.25% due 9/15/2010 pre-refunded 9/15/2007	A1/AAA	1,920,000	1,964,851
Oneida County Industrial Development Agency Series C, 6.00% due 1/1/2009 (Civic Facility Faxton Hospital Project; Insured: Radian)	NR/AA	710,000	743,569
Tobacco Settlement Financing Corp. Revenue Asset Backed Series A-1C, 5.25% due 6/1/2012 (Secured: State Contingency Contract)	A1/AA-	1,190,000	1,191,642
Tobacco Settlement Financing Corp. Revenue Asset Backed Series B-1C, 5.25% due 6/1/2013	A1/AA-	2,600,000	2,667,652
Tobacco Settlement Financing Corp. Revenue Asset Backed Series B-1C, 5.25% due 6/1/2013 (Insured: XLCA)	Aaa/AAA	2,000,000	2,055,980

NORTH CAROLINA — 2.15%
North Carolina Eastern Municipal Power Agency Power Systems Revenue Refunding Series A, 5.50% due 1/1/2012	Baa2/BBB	1,000,000	1,074,810
North Carolina Eastern Municipal Power Agency Power Systems Revenue Refunding Series C, 5.25% due 1/1/2012	Baa2/BBB	650,000	690,976
North Carolina Eastern Municipal Power Agency Power Systems Revenue Refunding Series C, 5.25% due 1/1/2013	Baa2/BBB	1,055,000	1,127,278
North Carolina Eastern Municipal Power Agency Power Systems Revenue Refunding Series D, 5.375% due 1/1/2011	Baa2/BBB	3,000,000	3,176,610
North Carolina Municipal Power Agency 1 Catawba Electric Revenue Refunding, 6.00% due 1/1/2010 (Insured: MBIA)	Aaa/AAA	2,400,000	2,577,600
North Carolina Municipal Power Agency 1 Catawba Electric Revenue Series A, 5.50% due 1/1/2013	A3/BBB+	2,505,000	2,708,106
North Carolina Municipal Power Agency 1 Catawba Electric Revenue Series B, 6.375% due 1/1/2013	A3/BBB+	1,000,000	1,078,950
North Carolina Municipal Power Agency Catawba Electric Series A, 6.00% due 1/1/2007 (Insured: MBIA)	Aaa/AAA	3,400,000	3,421,012
North Carolina Municipal Power Agency Catawba Electric Series A, 6.00% due 1/1/2008 (Insured: MBIA)	Aaa/AAA	3,900,000	4,016,571
North Carolina State Infrastructure, 5.00% due 2/1/2016 (Correctional Facilities Project A)	Aa2/AA+	5,000,000	5,343,900
University of North Carolina Systems Pool Revenue Refunding Series B, 5.00% due 4/1/2012 (Insured: AMBAC)	Aaa/AAA	1,030,000	1,101,698

26	Certified Annual Report

SCHEDULE OF INVESTMENTS, CONTINUED
Thornburg Limited Term Municipal Fund	September 30, 2006

Issuer-Description	Credit Rating† Moody’s/S&P	Principal Amount	Value
OHIO — 2.38%
Akron COP Refunding, 5.00% due 12/1/2013 (Insured: Assured Guaranty)	NR/AAA	$3,000,000	$3,199,350
Akron COP Refunding, 5.00% due 12/1/2014 (Insured: Assured Guaranty)	NR/AAA	2,000,000	2,141,300
Cleveland Cuyahoga County Port Authority Revenue, 6.00% due 11/15/2010	NR/NR	2,815,000	2,922,871
Greater Cleveland Regional Transportation Authority GO, 5.00% due 12/1/2015 (Insured: MBIA)	Aaa/NR	1,000,000	1,095,560
Hudson City Library Improvement, 6.35% due 12/1/2011	Aa1/NR	1,400,000	1,562,456
Lake County Sewer & Water District Improvement, 5.30% due 12/1/2011	Aa2/NR	390,000	403,794
Lorain County Hospital Revenue Refunding Catholic Healthcare Partners B, 6.00% due 9/1/2008 (Insured: MBIA)	Aaa/AAA	1,200,000	1,246,956
Mahoning Valley District Water Refunding, 5.85% due 11/15/2008 (Insured: FSA)	Aaa/AAA	1,300,000	1,361,568
Mahoning Valley District Water Refunding, 5.90% due 11/15/2009 (Insured: FSA)	Aaa/AAA	770,000	823,746
Montgomery County Revenue, 6.00% due 12/1/2008 (Catholic Health Initiatives Project)	Aa2/AA	2,250,000	2,349,743
Montgomery County Revenue, 6.00% due 12/1/2009 (Catholic Health Initiatives Project)	Aa2/AA	2,385,000	2,532,202
Montgomery County Revenue, 6.00% due 12/1/2010 (Catholic Health Initiatives Project)	Aa2/AA	1,530,000	1,650,044
Ohio State Unlimited Tax Series A GO, 5.75% due 6/15/2010 pre-refunded 6/15/2009	Aa1/AA+	5,000,000	5,284,300
Plain Local School District, 0% due 12/1/2006 (Insured: FGIC)	Aaa/NR	680,000	675,947
Plain Local School District, 0% due 12/1/2007 (Insured: FGIC)	Aaa/NR	845,000	810,456
Reading Revenue Development, 6.00% due 2/1/2009 (St. Mary’s Educational Institute Project; Insured: Radian)	NR/AA	975,000	1,024,140

OKLAHOMA — 1.46%
Claremore Public Works Authority Revenue Refunding, 6.00% due 6/1/2007 (Insured: FSA) (ETM)	Aaa/NR	1,340,000	1,362,083
Comanche County Hospital Authority Revenue Refunding, 4.00% due 7/1/2007 (Insured: Radian)	Aa3/AA	1,265,000	1,268,023
Comanche County Hospital Authority Revenue Refunding, 5.00% due 7/1/2011 (Insured: Radian)	Aa3/AA	1,000,000	1,051,260
Comanche County Hospital Authority Revenue Refunding, 5.25% due 7/1/2015 (Insured: Radian)	Aa3/AA	1,340,000	1,462,623
Grand River Dam Authority Revenue, 5.50% due 6/1/2010	A2/BBB+	1,200,000	1,273,128
Jenks Aquarium Authority Revenue First Mortgage, 5.50% due 7/1/2010 (ETM)	Aaa/NR	415,000	430,700
Oklahoma DFA Health Facilities Revenue, 5.75% due 6/1/2011 (Insured: AMBAC)	Aaa/AAA	740,000	804,521
Oklahoma DFA Hospital Revenue Refunding, 5.00% due 10/1/2012 (Unity Health Center Project)	NR/BBB+	1,070,000	1,119,937
Oklahoma DFA Hospital Revenue Series A, 5.25% due 12/1/2011 (Duncan Regional Hospital Project)	NR/A-	1,215,000	1,280,088
Oklahoma DFA Hospital Revenue Series A, 5.25% due 12/1/2012 (Duncan Regional Hospital Project)	NR/A-	1,330,000	1,409,760
Oklahoma DFA Hospital Revenue Series A, 5.25% due 12/1/2013 (Duncan Regional Hospital Project)	NR/A-	1,350,000	1,435,374
Oklahoma State Industrial Authority Revenue Health System Obligation A, 6.00% due 8/15/2010 pre-refunded 8/15/2009	Aaa/AAA	190,000	203,904
Oklahoma State Industrial Authority Revenue Health System Series A, 6.00% due 8/15/2010 (Insured: MBIA)	Aaa/AAA	2,150,000	2,306,606
Oklahoma State Industrial Authority Revenue Refunding Health Systems Obligation Group Series A, 5.75% due 8/15/2007 (Insured: MBIA)	Aaa/AAA	2,380,000	2,424,125

OREGON — 0.60%
Clackamas County Hospital Facility Authority Revenue Refunding, 5.00% due 5/1/2008 (Legacy Health Systems Project)	A1/AA-	4,000,000	4,086,040
Oregon State Department Administrative Services COP Series B, 5.00% due 11/1/2013 (Insured: FGIC)	Aaa/AAA	1,000,000	1,078,240
Oregon State Department Administrative Services COP Series B, 5.00% due 11/1/2014 (Insured: FGIC)	Aaa/AAA	1,000,000	1,083,800
Oregon State Department Administrative Services COP Series B, 5.00% due 11/1/2015 (Insured: FGIC)	Aaa/AAA	1,000,000	1,088,500

PENNSYLVANIA — 1.90%
Allegheny County Hospital Development Health Series B, 6.30% due 5/1/2009 (South Hills Health System Project)	Baa1/NR	1,160,000	1,212,362
Chester County School Authority, 5.00% due 4/1/2016 (Intermediate School Project; Insured: AMBAC)	NR/AAA	1,915,000	2,077,469
Delaware County Authority Revenue, 5.50% due 11/15/2007 (Insured: AMBAC)	Aaa/AAA	1,000,000	1,020,880
Geisinger Authority Health Systems Revenue, 5.50% due 8/15/2009	Aa3/AA-	1,000,000	1,039,430
Montgomery County Higher Education & Health Authority, 6.375% due 7/1/2007	Baa3/NR	550,000	555,527

Certified Annual Report	27

SCHEDULE OF INVESTMENTS, CONTINUED
Thornburg Limited Term Municipal Fund	September 30, 2006

Issuer-Description	Credit Rating† Moody’s/S&P	Principal Amount	Value
Pennsylvania Higher Educational Facilities Series A, 5.00% due 8/15/2008 (University of Pennsylvania Health Systems Project)	A2/A+	$1,250,000	$1,277,450
Philadelphia Gas Works Revenue Fifth Series A-1, 5.00% due 9/1/2014 (Insured: FSA)	Aaa/AAA	3,000,000	3,239,310
Pittsburgh Series A, 5.00% due 9/1/2012 (Insured: MBIA)	Aaa/AAA	3,415,000	3,659,753
Pittsburgh Series A, 5.00% due 9/1/2013 (Insured: MBIA)	Aaa/AAA	2,000,000	2,157,820
Pittsburgh Series A, 5.50% due 9/1/2014 (Insured: AMBAC)	Aaa/AAA	2,000,000	2,156,260
Sayre Health Care Facilities Authority Series A, 5.00% due 7/1/2008 (Latrobe Area Hospital Project; Insured: AMBAC)	Aaa/AAA	1,255,000	1,285,635
Sayre Health Care Facilities Authority Series A, 5.25% due 7/1/2011 (Latrobe Area Hospital Project; Insured: AMBAC)	Aaa/AAA	1,400,000	1,495,634
Sayre Health Care Facilities Authority Series A, 5.25% due 7/1/2012 (Latrobe Area Hospital Project; Insured: AMBAC)	Aaa/AAA	1,000,000	1,078,020
Scranton Lackawanna Health & Welfare Authority, 7.125% due 1/15/2013 pre-refunded 1/15/2007 (Marian Community Hospital Project)	NR/NR	1,000,000	1,029,120

PUERTO RICO — 0.08%
Puerto Rico Commonwealth Highway & Transportation Authority Revenue Refunding Series AA, 5.00% due 7/1/2008 (Insured: FGIC)	Aaa/AAA	1,000,000	1,025,620

RHODE ISLAND — 0.81%
Providence Public Building Authority Refunding Series B, 5.75% due 12/15/2007 (Insured: FSA)	Aaa/AAA	1,075,000	1,102,724
Providence Series C GO, 5.50% due 1/15/2012 (Insured: FGIC)	Aaa/AAA	1,880,000	2,050,591
Rhode Island State, 5.00% due 10/1/2014 (Providence Plantations Project; Insured MBIA)	Aaa/AAA	1,000,000	1,073,950
Rhode Island State Economic Development Corp. Revenue, 5.75% due 7/1/2010 (Providence Place Mall Project; Insured: Radian)	NR/AA	2,000,000	2,077,300
Rhode Island State Health & Education Building Corp., 4.50% due 9/1/2009 (Butler Hospital Project; LOC: Fleet National Bank)	NR/AA	1,960,000	2,000,984
Rhode Island State Health & Education Building Corp. Revenue Hospital Financing, 5.25% due 7/1/2014 (Memorial Hospital Project; LOC: Fleet Bank)	NR/AA	1,565,000	1,658,791

SOUTH CAROLINA — 1.58%
Charleston County COP, 6.00% due 12/1/2007 (Insured: MBIA)	Aaa/AAA	2,050,000	2,095,367
Georgetown County Environment Refunding International Paper Co. Project Series A, 5.70% due 4/1/2014	Baa3/BBB	7,975,000	8,682,622
Greenville County School District Building Equity Sooner Tomorrow, 5.25% due 12/1/2015	Aa3/AA-	1,000,000	1,085,130
Greenwood County Hospital Revenue Refunding Facilities Self Regional Healthcare A, 5.00% due 10/1/2013 (Insured: FSA)	Aaa/AAA	2,000,000	2,154,040
South Carolina Jobs Economic Development Authority Hospital Facilities Revenue Improvement Series A, 7.375% due 12/15/2021 pre-refunded 12/15/2010 (Palmetto Health Alliance Project)	NR/NR	2,600,000	3,014,908
South Carolina State Public Service Authority Revenue Refunding Series D, 5.00% due 1/1/2007	Aa2/AA-	2,315,000	2,323,542

SOUTH DAKOTA — 0.18%
South Dakota State Health & Educational Facilities Authority Revenue, 5.50% due 9/1/2011 (Rapid City Regional Hospital Project; Insured: MBIA)	Aaa/AAA	1,100,000	1,186,933
South Dakota State Health & Educational Facilities Authority Revenue Refunding, 6.25% due 7/1/2009 (McKennan Hospital Project; Insured: MBIA)	Aaa/AAA	1,000,000	1,065,610

TENNESSEE — 0.44%
Franklin County Health & Educational Facilities University of the South, 4.75% due 9/1/2009	NR/A+	1,005,000	1,033,190
Franklin Industrial Development Multi Family Refunding Housing Series A, 5.75% due 4/1/2010 (Insured: FSA)	Aaa/AAA	540,000	550,859

28	Certified Annual Report

SCHEDULE OF INVESTMENTS, CONTINUED
Thornburg Limited Term Municipal Fund	September 30, 2006

Issuer-Description	Credit Rating† Moody’s/S&P	Principal Amount	Value
Metro Government Nashville Multi Family Refunding, 7.50% due 11/15/2010 pre-refunded 5/15/2010	Aaa/AAA	$2,000,000	$2,265,120
Metro Government Nashville Water & Sewer, 6.50% due 12/1/2014 (ETM)	Aaa/AAA	1,240,000	1,480,635

TEXAS — 14.53%
Amarillo Health Facilities Corp. Hospital Revenue, 5.50% due 1/1/2011 (Baptist St. Anthony’s Hospital Corp. Project; Insured: FSA)	Aaa/NR	1,350,000	1,441,503
Austin Refunding, 5.00% due 3/1/2011	Aa1/AA+	1,000,000	1,057,870
Austin Water & Wastewater Refunding Series A, 5.00% due 5/15/2013 (Insured: AMBAC)	Aaa/AAA	1,920,000	2,062,291
Austin Water & Wastewater Refunding Series A, 5.00% due 5/15/2014 (Insured: AMBAC)	Aaa/AAA	2,890,000	3,118,657
Austin Water & Wastewater Refunding Series A, 5.00% due 5/15/2015 (Insured: AMBAC)	Aaa/AAA	1,520,000	1,647,574
Bastrop Independent School District, 0% due 2/15/2009 (Guaranty: PSF)	Aaa/AAA	1,390,000	1,271,878
Bell County Health Facilities Development Corp. Revenue Series A, 6.25% due 8/15/2010 (Scott & White Memorial Hospital Project; Insured: MBIA)	Aaa/AAA	1,000,000	1,087,330
Bexar County Housing Finance Corp. Multi Family Housing Revenue, 5.00% due 1/1/2011 (Insured: MBIA)	Aaa/NR	1,800,000	1,859,724
Cedar Hill Independent School District Unrefunded balance, 0% due 8/15/2010 (Insured: PSF-GTD)	NR/AAA	440,000	372,838
Central Texas Regional Mobility Authority Revenue Anticipation Notes, 5.00% due 1/1/2008	Aa3/AA	7,000,000	7,118,020
Clint Independent School District Refunding, 5.50% due 2/15/2011 (Guaranty: PSF)	Aaa/AAA	1,700,000	1,830,237
Clint Independent School District Refunding, 5.50% due 2/15/2012 (Guaranty: PSF)	Aaa/AAA	1,425,000	1,532,502
Collin County Limited Tax Improvement, 5.00% due 2/15/2016	Aaa/AAA	1,465,000	1,597,465
Coppell Independent School District Refunding, 0% due 8/15/2007 (Guaranty: PSF)	NR/AAA	3,300,000	3,197,700
Corpus Christi Business & Job Development Corp. Sales Tax Revenue, 5.00% due 9/1/2012 (Refunding & Improvement Arena Project; Insured: AMBAC)	Aaa/AAA	1,025,000	1,096,771
Corpus Christi Utility Systems Revenue Refunding, 5.50% due 7/15/2008 (Insured: FSA)	Aaa/AAA	2,000,000	2,067,040
Corpus Christi Utility Systems Revenue Refunding, 5.50% due 7/15/2009 (Insured: FSA)	Aaa/AAA	4,780,000	5,023,015
Duncanville Independent School District Refunding Series B, 0% due 2/15/2011 (Guaranty: PSF)	Aaa/AAA	4,945,000	4,188,316
Duncanville Independent School District Refunding Series B, 0% due 2/15/2012 (Guaranty: PSF)	Aaa/AAA	1,245,000	1,014,687
Fort Worth Water & Sewer Revenue, 5.25% due 2/15/2011 (Tarrant & Denton County Project)	Aa2/AA	1,390,000	1,481,949
Fort Worth Water & Sewer Revenue Refunding & Improvement, 5.25% due 2/15/2011 pre-refunded 2/15/2008	Aa2/NR	3,800,000	3,886,982
Grapevine Colleyville Independent School District, 0% due 8/15/2011 (Guaranty: PSF)	Aaa/AAA	7,350,000	6,108,291
Grapevine GO, 5.25% due 2/15/2012 (Insured: FGIC)	Aaa/AAA	2,005,000	2,007,506
Gulf Coast Waste Disposal Authority Environmental Facilities Revenue Refunding, 4.20% due 11/1/2006 (Occidental Project)	A3/A-	4,000,000	4,000,360
Gulf Coast Waste Disposal Authority Revenue Refunding, 5.00% due 10/1/2010 (Bayport Area Systems Project; Insured: AMBAC)	Aaa/AAA	1,000,000	1,051,220
Gulf Coast Waste Disposal Authority Revenue Refunding, 5.00% due 10/1/2011 (Bayport Area Systems Project; Insured: AMBAC)	Aaa/AAA	1,000,000	1,061,250
Harlingen Consolidated Independent School District, 7.50% due 8/15/2009 (Guaranty: PSF)	Aaa/AAA	750,000	828,375
Harris County GO, 0% due 8/1/2008	Aa1/AA+	7,000,000	6,548,710
Harris County Health Facilities Development Corp. Hospital Revenue Refunding Series A, 6.00% due 6/1/2012 (Memorial Hospital Systems Project; Insured: MBIA)	Aaa/AAA	500,000	558,650
Harris County Health Facilities Development Corp.Thermal Utility Revenue, 5.45% due 2/15/2011 (Teco Project; Insured: AMBAC)	Aaa/AAA	3,745,000	3,935,396
Harris County Health Facilities Development Corp.Thermal Utility Revenue, 5.00% due 11/15/2015 (Teco Project; Insured: MBIA)	Aaa/AAA	1,500,000	1,598,190
Harris County Health Facilities Hospital Series A, 6.00% due 6/1/2010 (Memorial Hospital Systems Project; Insured: MBIA)	Aaa/AAA	3,100,000	3,337,243
Harris County Hospital District Mortgage Revenue, 7.40% due 2/15/2010 (Insured: AMBAC)	Aaa/AAA	1,605,000	1,711,684
Harris County Hospital District Mortgage Revenue Refunding, 7.40% due 2/15/2010 (ETM)	Aaa/AAA	260,000	273,590
Harris County Hospital District Revenue Refunding, 5.75% due 2/15/2011 (Insured: MBIA)	Aaa/AAA	10,000,000	10,718,100
Harris County Hospital District Revenue Refunding, 5.75% due 2/15/2012 (Insured: MBIA)	Aaa/AAA	2,000,000	2,138,540
Harris County Sports Authority Revenue Senior Lien Series G, 0% due 11/15/2010 (Insured: MBIA)	Aaa/AAA	3,260,000	2,790,853
Houston Community College Systems Refunding Student Fee, 5.25% due 4/15/2011 (Insured: FSA)	Aaa/AAA	1,000,000	1,068,330

Certified Annual Report	29

SCHEDULE OF INVESTMENTS, CONTINUED
Thornburg Limited Term Municipal Fund	September 30, 2006

Issuer-Description	Credit Rating† Moody’s/S&P	Principal Amount	Value
Houston Community College Systems Refunding Student Fee, 5.25% due 4/15/2012 (Insured: FSA)	Aaa/AAA	$1,460,000	$1,575,048
Houston Community College Systems Refunding Student Fee, 5.25% due 4/15/2013 (Insured: FSA)	Aaa/AAA	1,250,000	1,359,713
Houston Independent School District Pubic West Side Series B, 0% due 9/15/2014 (Insured: AMBAC)	Aaa/AAA	6,190,000	4,525,199
Irving Independent School District GO, 0% due 2/15/2017 (Guaranty: PSF)	Aaa/AAA	1,000,000	645,850
Keller Independent School District Refunding, 0% due 8/15/2012 (Guaranty: PSF)	Aaa/AAA	1,250,000	999,575
Laredo Sports Venue Sales Refunding & Improvement, 5.00% due 3/15/2012 (Insured: AMBAC)	Aaa/AAA	1,660,000	1,763,767
Laredo Sports Venue Sales Refunding & Improvement, 5.00% due 3/15/2013 (Insured: AMBAC)	Aaa/AAA	1,745,000	1,866,627
Laredo Sports Venue Sales Refunding & Improvement, 5.00% due 3/15/2014 (Insured: AMBAC)	Aaa/AAA	1,835,000	1,973,414
Laredo Sports Venue Sales Refunding & Improvement, 5.00% due 3/15/2015 (Insured: AMBAC)	Aaa/AAA	1,930,000	2,084,033
Longview Water & Sewer Revenue Refunding, 5.00% due 3/1/2012 (Insured: MBIA)	Aaa/AAA	1,150,000	1,224,957
Lower Colorado River Authority Revenue Refunding & Improvement, 8.00% due 5/15/2010 (Transportation Systems Project; Insured: FSA)	Aaa/AAA	750,000	858,495
Mesquite Independent School District Refunding, 0% due 8/15/2011 (Guaranty: PSF)	NR/AAA	3,065,000	2,513,576
Midlothian Independent School District Refunding, 0% due 2/15/2008 (ETM)	Aaa/NR	1,055,000	1,003,980
Midlothian Independent School District Refunding, 0% due 2/15/2008 (Guaranty: PSF)	Aaa/NR	360,000	342,500
Midlothian Independent School District Refunding, 0% due 2/15/2009 (ETM)	Aaa/NR	570,000	522,662
Midlothian Independent School District Refunding, 0% due 2/15/2009 (Guaranty: PSF)	Aaa/NR	630,000	577,004
Midtown Redevelopment Authority Texas Tax, 6.00% due 1/1/2010 (Insured: Radian)	Aa3/AA	700,000	745,591
Midtown Redevelopment Authority Texas Tax, 6.00% due 1/1/2011 (Insured: Radian)	Aa3/AA	740,000	800,946
Red River Education Finance Corp., 2.10% due 12/1/2034 put 12/1/2007 (Parish Episcopal School Project; LOC: Allied Irish Banks plc)	Aa3/NR	2,500,000	2,433,775
Richardson Refunding & Improvement GO, 5.00% due 2/15/2014 (Insured: MBIA)	Aaa/AAA	3,000,000	3,232,590
Sam Rayburn Municipal Power Agency Refunding, 5.50% due 10/1/2012	Baa2/BBB-	6,000,000	6,309,480
Socorro Independent School District Series A, 5.75% due 2/15/2011 pre-refunded 2/15/2008 (Guaranty: PSF)	NR/AAA	1,970,000	2,028,214
Southlake Tax Increment GO Series B, 0% due 2/15/2007 (Insured: AMBAC)	Aaa/AAA	965,000	946,337
Spring Branch Independent School District, 7.50% due 2/1/2011 (Guaranty: PSF)	Aaa/AAA	500,000	575,655
Springhill Courtland Heights Public Facility Corp. Multi Family Revenue Senior Lien Housing Series A, 5.125% due 12/1/2008	NR/BB	885,000	884,823
Tarrant County Health Facilities Development Corp. Health Systems Revenue Series A, 5.75% due 2/15/2008 (Texas Health Resources Systems Project; Insured: MBIA)	Aaa/AAA	3,000,000	3,084,570
Tarrant County Health Facilities Development Corp. Health Systems Revenue Series A, 5.75% due 2/15/2009 (Texas Health Resources Systems Project; Insured: MBIA)	Aaa/AAA	3,000,000	3,120,570
Tarrant County Health Facilities Development Corp. Health Systems Revenue Series A, 5.75% due 2/15/2011 (Texas Health Resources Project; Insured: MBIA)	Aaa/AAA	1,400,000	1,462,636
Tarrant County Health Facilities Development Corp. Hospital Revenue, 5.875% due 11/15/2007 (Adventist/Sunbelt Health System Project) (ETM)	A2/NR	580,000	594,494
Tarrant County Health Facilities Development Corp. Hospital Revenue, 6.00% due 11/15/2009 (Adventist/Sunbelt Health System Project) (ETM)	A2/NR	650,000	694,532
Tarrant County Health Facilities Development Corp. Hospital Revenue, 6.10% due 11/15/2011 pre-refunded 11/15/2010 (Adventist/Sunbelt Health System Project)	A2/NR	730,000	803,621
Texarkana Health Facilities Development Corp. Hospital Revenue, 5.75% due 10/1/2008 (Insured: MBIA)	Aaa/AAA	1,500,000	1,560,090
Texas Municipal Power Agency Revenue B, 0% due 9/1/2013 (Insured: MBIA)	Aaa/AAA	1,000,000	766,950
Texas State Affordable Housing Corp. Series A, 4.85% due 9/1/2012 (Insured: MBIA)	Aaa/AAA	1,945,000	1,948,909
Texas State Public Finance Authority Building Revenue Series B, 6.00% due 8/1/2011 pre-refunded 8/1/2009 (State Preservation Project; Insured: FSA)	Aaa/AAA	1,000,000	1,064,910
Texas State Public Finance Authority Stephen F. Austin University Financing, 5.00% due 10/15/2014 (Insured: MBIA)	Aaa/NR	1,305,000	1,414,907
Texas State Public Finance Authority Stephen F. Austin University Financing, 5.00% due 10/15/2015 (Insured: MBIA)	Aaa/NR	1,450,000	1,579,094
Tomball Hospital Authority Revenue Refunding, 5.00% due 7/1/2013	Baa3/NR	1,460,000	1,507,173
Travis County Health Facilities Development Corp. Revenue, 5.75% due 11/15/2010 (Ascension Health Project; Insured: MBIA)	Aaa/AAA	2,000,000	2,136,140

30	Certified Annual Report

SCHEDULE OF INVESTMENTS, CONTINUED
Thornburg Limited Term Municipal Fund	September 30, 2006

Issuer-Description	Credit Rating† Moody’s/S&P	Principal Amount	Value
Travis County Health Facilities Development Corp. Revenue Ascension Health Credit Series A, 5.75% due 11/15/2007 (Insured: MBIA)	Aaa/AAA	$1,000,000	$1,023,170
Travis County Health Facilities Development Corp. Revenue Ascension Health Credit Series A, 5.75% due 11/15/2008 (Insured: MBIA)	Aaa/AAA	2,300,000	2,397,911
Travis County Health Facilities Development Corp. Revenue Ascension Health Credit Series A, 5.75% due 11/15/2009 (Insured: MBIA)	Aaa/AAA	3,750,000	3,973,763
Washington County Health Facilities Development Corp. Revenue, 5.35% due 6/1/2009 (Insured: ACA)	NR/A	1,280,000	1,307,622
West Harris County Regional Water, 5.25% due 12/15/2010 (Insured: FSA)	Aaa/AAA	1,700,000	1,809,361
West Harris County Regional Water, 5.25% due 12/15/2011 (Insured: FSA)	Aaa/AAA	2,315,000	2,491,704
West Harris County Regional Water, 5.25% due 12/15/2012 (Insured: FSA)	Aaa/AAA	2,435,000	2,645,554
Wylie Independent School District, 5.00% due 8/15/2011 (Guaranty PSF)	NR/AAA	1,000,000	1,061,850

UTAH — 0.67%
Intermountain Power Agency Power Supply Revenue Series A, 5.00% due 7/1/2012 (ETM)	Aaa/AAA	4,355,000	4,359,834
Salt Lake County Municipal Building Authority, 5.50% due 10/1/2009	Aa1/AA+	1,500,000	1,583,565
Snyderville Basin Sewer Improvement, 5.00% due 11/1/2006 (Insured: AMBAC)	Aaa/AAA	675,000	675,850
Utah State Board of Regents Auxiliary Systems & Student Fee Revenue Refunding Series A, 5.00% due 5/1/2010	NR/AA	510,000	533,297
Utah State University Hospital Board of Regents Revenue, 5.25% due 8/1/2008 (Insured: MBIA)	Aaa/AAA	1,000,000	1,029,000

VIRGINIA — 1.59%
Alexandria Industrial Development Authority Revenue, 5.75% due 10/1/2007 (Insured: AMBAC) (ETM)	Aaa/AAA	1,010,000	1,032,260
Alexandria Industrial Development Authority Revenue, 5.75% due 10/1/2008 (Insured: AMBAC) (ETM)	Aaa/AAA	1,070,000	1,115,818
Alexandria Industrial Development Authority Revenue, 5.75% due 10/1/2009 (Insured: AMBAC) (ETM)	Aaa/AAA	1,130,000	1,201,608
Alexandria Industrial Development Authority Revenue, 5.75% due 10/1/2010 (Insured: AMBAC) (ETM)	Aaa/AAA	1,195,000	1,293,743
Chesterfield County Industrial Development, 5.50% due 10/1/2009 (Vepco Project)	Baa1/BBB	1,500,000	1,517,190
Hampton Refunding Bond GO, 5.85% due 3/1/2007	Aa2/AA	595,000	596,101
Norton Industrial Development Authority Hospital Revenue Refunding Improvement, 5.75% due 12/1/2012 (Norton Community Hospital Project; Insured: ACA)	NR/A	1,460,000	1,588,188
Suffolk Redevelopment Housing Authority Refunding, 4.85% due 7/1/2031 put 7/1/2011 (Windsor at Potomac Project; Collateralized: FNMA)	Aaa/NR	3,000,000	3,125,100
Virginia Toll Road Series B, 0% due 8/15/2025 pre-refunded 8/15/2008 (Pocahontas Parkway Association Project)	NR/AAA	22,600,000	8,049,894

WASHINGTON — 2.86%
Conservation & Renewable Energy Systems Revenue Refunding, 5.00% due 10/1/2007 (Washington Conservation Project)	Aaa/AA-	1,000,000	1,014,200
Energy Northwest Washington Electric Revenue Refunding Series A, 5.375% due 7/1/2013 (Project Number 1; Insured: FSA)	Aaa/AAA	2,000,000	2,164,260
Energy Northwest Washington Electric Revenue Series A, 4.75% due 7/1/2007 (Wind Project)	A3/A-	1,675,000	1,681,432
Energy Northwest Washington Electric Revenue Series A, 4.95% due 7/1/2008 (Wind Project)	A3/A-	1,760,000	1,799,072
Energy Northwest Washington Electric Revenue Series B, 4.95% due 7/1/2008 (Wind Project)	A3/A-	705,000	712,741
Energy Northwest Washington Electric Revenue Series B, 5.20% due 7/1/2010 pre-refunded 1/1/2007 (Wind Project)	A3/A-	785,000	811,525
Goat Hill Properties Lease Revenue, 5.00% due 12/1/2012 (Government Office Building Project; Insured: MBIA)	Aaa/AAA	2,055,000	2,200,165
Snohomish County Public Utilities District No 001 Electric Revenue, 5.00% due 12/1/2015 (Insured: FSA)	Aaa/AAA	5,015,000	5,398,848
Spokane Refunding, 5.00% due 12/15/2010	A2/AA-	2,430,000	2,466,985
Spokane Regional Solid Waste Refunding, 5.00% due 12/1/2006 (Insured: AMBAC)	Aaa/AAA	1,000,000	1,002,070
Spokane Regional Solid Waste Refunding, 5.25% due 12/1/2007 (Insured: AMBAC)	Aaa/AAA	1,000,000	1,017,220
University of Washington Alumni Association Lease Revenue Refunding, 5.00% due 8/15/2007 (Medical Center Project; Insured: MBIA)	Aaa/AAA	1,100,000	1,113,431

Certified Annual Report	31

SCHEDULE OF INVESTMENTS, CONTINUED
Thornburg Limited Term Municipal Fund	September 30, 2006

Issuer-Description	Credit Rating† Moody’s/S&P	Principal Amount	Value
Washington State Health Care Facilities Authority Revenue, 5.50% due 12/1/2009 (Providence Services Project; Insured: MBIA)	Aaa/AAA	$1,500,000	$1,585,095
Washington State Health Care Facilities Overlake Hospital Medical Center A, 5.00% due 7/1/2013 (Credit Support: Assured Guarantee)	Aa1/AAA	1,000,000	1,062,890
Washington State Public Power Supply Systems Revenue, 5.40% due 7/1/2012 (Nuclear Project Number 2; Insured: FSA)	Aaa/AAA	900,000	980,559
Washington State Public Power Supply Systems Revenue Refunding Series A, 6.00% due 7/1/2008 (Nuclear Project Number 1; Insured: AMBAC)	Aaa/AAA	1,000,000	1,040,930
Washington State Public Power Supply Systems Revenue Refunding Series A, 5.10% due 7/1/2010 (Nuclear Project Number 2; Insured: FSA)	Aaa/AAA	1,000,000	1,031,410
Washington State Public Power Supply Systems Revenue Refunding Series A, 5.00% due 7/1/2011 (Insured: FSA)	Aaa/AAA	2,500,000	2,603,225
Washington State Public Power Supply Systems Revenue Refunding Series B, 0% due 7/1/2008 (Nuclear Project Number 3)	Aaa/AA-	830,000	777,727
Washington State Public Power Supply Systems Revenue Refunding Series B, 0% due 7/1/2008 (Nuclear Project Number 3)	Aaa/AA-	1,140,000	1,068,203
Washington State Public Power Supply Systems Revenue Refunding Series C, 0% due 7/1/2013 (Insured: MBIA-IBC)	Aaa/AAA	1,760,000	1,354,882
Washington State Public Power Supply Systems Revenue Refunding Series C, 0% due 7/1/2015 (Insured: MBIA-IBC)	Aaa/AAA	3,000,000	2,113,650
WEST VIRGINIA — 0.27%
Harrison County Nursing Facility Revenue Refunding, 5.625% due 9/1/2010 (Salem Health Care Corp. Project; LOC: Fleet Bank)	NR/NR	320,000	326,646
Kanawha, Mercer, Nicholas, Counties Single Family Mortgage, 0% due 2/1/2015 pre-refunded 2/1/14	Aaa/NR	2,260,000	1,511,488
Pleasants County PCR, 4.70% due 11/1/2007 (Monongahela Power Co. Project; Insured: AMBAC)	Aaa/AAA	1,500,000	1,518,870
WISCONSIN — 0.30%
Bradley PCR, 6.75% due 7/1/2009 (Owens Illinois Waste Project) (ETM)	NR/B	1,500,000	1,621,155
Wisconsin State Health & Educational Facilities Authority Revenue, 6.00% due 8/15/2008 (Aurora Health Care Inc. Project; Insured: MBIA)	Aaa/AAA	2,000,000	2,079,700
WYOMING — 0.32%
West Park Hospital District Revenue, 5.90% due 7/1/2010 (Insured: ACA)	NR/A	1,615,000	1,637,852
Wyoming Farm Loan Board Revenue, 0% due 4/1/2009	NR/AA	2,500,000	2,274,975

TOTAL INVESTMENTS — 98.77% (Cost $1,189,267,811)			$1,209,445,074
OTHER ASSETS LESS LIABILITIES — 1.23%			15,057,313

NET ASSETS — 100.00%			$1,224,502,387

Footnote Legend

†	Credit ratings are unaudited. Rating changes may have occurred prior to or subsequent to the reporting period end.

See notes to financial statements.

(1)	When-issued security.

(2)	Segregated as collateral for a when-issued security.

32	Certified Annual Report

SCHEDULE OF INVESTMENTS, CONTINUED
Thornburg Limited Term Municipal Fund	September 30, 2006

Portfolio Abbreviations

To simplify the listings of securities, abbreviations are used per the table below:

ACA	Insured by American Capital Access

AMBAC	Insured by American Municipal Bond Assurance Corp.

CIFG	CIFG Assurance North America Inc.

COP	Certificates of Participation

DFA	Development Finance Authority

ETM	Escrowed to Maturity

FGIC	Insured by Financial Guaranty Insurance Co.

FHA	Insured by Federal Housing Administration

FNMA	Collateralized by Federal National Mortgage Association

FSA	Insured by Financial Security Assurance Co.

GNMA	Insured by Government National Mortgage Co.

GO	General Obligation

HFA	Health Facilities Authority

IDRB	Industrial Development Revenue Bond

MBIA	Insured by Municipal Bond Investors Assurance

MBIA-IBC	Insured by Municipal Bond Investors Assurance - Insured Bond Certificates

PCR	Pollution Control Revenue Bond

PSF	Guaranteed by Permanent School Fund

RADIAN	Insured by Radian Asset Assurance

SONYMA	State of New York Mortgage Authority

XLCA	Insured by XL Capital Assurance

SUMMARY OF SECURITY CREDIT RATINGS†

Ratings are a blend of Moody’s and Standard & Poor’s, using the higher rating. Some bonds are rated by only one service.

Certified Annual Report	33

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Thornburg Limited Term Municipal Fund

To the Trustees and Class I Shareholders of

Thornburg Limited Term Municipal Fund

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Thornburg Limited Term Municipal Fund (one of the Portfolios constituting Thornburg Investment Trust, hereafter referred to as the “Fund”) at September 30, 2006, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for the Class I shares for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at September 30, 2006 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

New York, New York

November 16, 2006

34	Certified Annual Report

EXPENSE EXAMPLE
Thornburg Limited Term Municipal Fund	September 30, 2006 (Unaudited)

As a shareholder of the Fund, you incur ongoing costs, including management and administration fees and other Fund expenses.

This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested on March 31, 2006 and held until September 30, 2006.

Actual Expenses

The first line of the table at right provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table at right provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value 3/31/06	Ending Account Value 9/30/06	Expenses Paid During Period† 3/31/06-9/30/06
Class I Shares
Actual	$1,000	$1,026.10	$2.90
Hypothetical*	$1,000	$1,022.20	$2.90

†	Expenses are equal to the annualized expense ratio for Class I shares (0.57%) multiplied by the average account value over the period, multiplied by 183/365 to reflect the one-half year period.

*	Hypothetical assumes a rate of return of 5% per year before expenses.

Certified Annual Report	35

INDEX COMPARISON
Thornburg Limited Term Municipal Fund	September 30, 2006 (Unaudited)

GROWTH OF A HYPOTHETICAL $10,000 INVESTMENT

Thornburg Limited Term Municipal Fund Class I Total Returns versus

Lehman Brothers Five Year Municipal Bond Index and Consumer Price Index

(July 5, 1996 to September 30, 2006)

AVERAGE ANNUAL TOTAL RETURNS

For the periods ended September 30, 2006

	1 Yr	5 Yrs	10 Yrs	Since Inception
I Shares (Incep: 7/5/96)	3.22%	3.45%	4.33%	4.45%

FUND ATTRIBUTES

as of September 30, 2006

	Annualized Dist. Rate	SEC Yield	NAV	Maximum Offering Price
I Shares (Incep: 7/5/96)	3.70%	3.38%	$13.53	$13.53

Performance data reflect past performance, which is no guarantee of future results. The performance data and graph do not reflect the deduction of taxes that a shareholder would pay on distributions or the redemption of Fund shares.

Returns reflect the reinvestment of dividends and capital gains. There is no up front sales charge for this class of shares.

The Consumer Price Index (“CPI”) measures prices of a fixed basket of goods bought by a typical consumer, including food, transportation, shelter, utilities, clothing, medical care, entertainment and other items. The CPI, published by the Bureau of Labor Statistics in the Department of Labor, is based at 100 in 1982 and is released monthly. It is widely used as a cost-of-living benchmark to adjust Social Security payments and other payment schedules, union contracts and tax brackets. The CPI is also known as the cost-of-living index.

The Lehman Brothers Five-Year Municipal Bond Index is a rules-based, market-value-weighted index engineered for the long-term tax-exempt bond market. To be included in the index, bonds must have a minimum credit rating of Baa.The approximate maturity of the municipal bonds in the index is five years.

Unless otherwise noted, index returns reflect the reinvestment of income dividends and capital gains, if any, but do not reflect fees, brokerage commissions or other expenses of investing. Investors may not make direct investments into any index.

The SEC Yield is computed in accordance with SEC standards measuring the net investment income per share over a specified 30-day period expressed as a percentage of the maximum offering price of the Fund’s shares at the end of the period.

The distribution rate is calculated by taking the sum of the month’s total distribution factors and dividing this sum by a 30-day period and annualizing to 360-day year. The value is then divided by the ending Net Asset Value (NAV) to arrive at the annualized distribution yield. The yield is calculated on a periodic basis and is subject to change depending on the Funds’ NAV and current distributions.

36	Certified Annual Report

TRUSTEES AND OFFICERS

Thornburg Limited Term Municipal Fund	September 30, 2006 (Unaudited)

Name, Age, Position Held with Fund Year Elected	Principal Occupation(s) During Past Five Years	Other Directorships Held by Trustee
INTERESTED TRUSTEES(1)(2)(4)

Garrett Thornburg, 60 Chairman of Trustees, Trustee since 1987(3)	CEO, Chairman and controlling shareholder of Thornburg Investment Management, Inc. (investment advisor) and Thornburg Securities Corporation (securities dealer); Chairman of Thornburg Limited Term Municipal Fund, Inc. (registered investment company) to 2004; CEO and Chairman of Thornburg Mortgage, Inc. (real estate investment trust); Chairman of Thornburg Mortgage Advisory Corporation (investment manager to Thornburg Mortgage, Inc.).	Director of Thornburg Mortgage, Inc. (real estate investment trust)

Brian J. McMahon, 50 Trustee since 2001, Member of Governance & Nominating Committee, President since 1997(5)(6)	President, Managing Director, Chief Investment Officer, and Co-Portfolio Manager of Thornburg Investment Management, Inc.; President of Thornburg Limited Term Municipal Fund, Inc. to 2004.	None

INDEPENDENT TRUSTEES(1)(2)(4)

David A. Ater, 61 Trustee since 1994, Member of Audit Committee and Governance & Nominating Committee	Principal in Ater & Associates, Santa Fe, NM (developer, planner and broker of residential and commercial real estate); owner, developer and broker for various real estate projects.	Director of Thornburg Mortgage, Inc. (real estate investment trust)

David D. Chase, 65 Chairman of Audit Committee, Trustee since 2000	Chairman, President, CEO, and Managing Member of Vestor Associates, LLC, the general partner of Vestor Partners, LP, Santa Fe, NM (private equity fund); Chairman and CEO of Vestor Holdings, Inc., Santa Fe, NM (merchant bank).	None

Eliot R. Cutler, 60 Chairman of Governance & Nominating Committee, Trustee since 2004	Partner, Akin, Gump, Strauss, Hauer & Feld, LLP,Washington, D.C. (law firm)	Director of Thornburg Mortgage, Inc. (real estate investment trust)

Susan H. Dubin, 57 Trustee since 2004, Member of Audit Committee	President of Dubin Investments, Ltd., Greenwich, CT (private investment fund); Director and officer of various charitable organizations.	None

Owen D. Van Essen, 52 Trustee since 2004, Member of Governance & Nominating Committee	President of Dirks, Van Essen & Murray, Santa Fe, NM (newspaper mergers and acquisitions).	None

James W. Weyhrauch, 47 Trustee since 1996, Member of Audit Committee	Real estate broker, Santa Fe Properties, Santa Fe, NM since 2004; President and CEO from 1997–2004, and Vice Chairman 2004 to date, Nambé Mills, Inc., Santa Fe, NM (manufacturer).	None

Certified Annual Report	37

TRUSTEES AND OFFICERS, CONTINUED
Thornburg Limited Term Municipal Fund	September 30, 2006 (Unaudited)

Name, Age, Position Held with Fund Year Elected	Principal Occupation(s) During Past Five Years	Other Directorships Held by Trustee
OFFICERS OF THE FUND (WHO ARE NOT TRUSTEES)(1)(6)(7)

Steven J. Bohlin, 47 Vice President since 1987, Treasurer since 1989	Portfolio Manager, Co-Portfolio Manager, Vice President, and Managing Director of Thornburg Investment Management, Inc.; Vice President of Thornburg Limited Term Municipal Fund, Inc. to 2004.	Not applicable

George T. Strickland, 43 Vice President since 1996	Portfolio Manager, Vice President, and Managing Director of Thornburg Investment Management, Inc.; Vice President (to 2004) and Treasurer (2003–2004) of Thornburg Limited Term Municipal Fund, Inc.	Not applicable

William V. Fries, 67 Vice President since 1995	Portfolio Manager, Co-Portfolio Manager, Vice President, and Managing Director of Thornburg Investment Management, Inc.	Not applicable

Leigh Moiola, 39 Vice President since 2001	Vice President and Managing Director of Thornburg Investment Management, Inc.; Vice President of Thornburg Limited Term Municipal Fund, Inc. to 2004.	Not applicable

Kenneth Ziesenheim, 52 Vice President since 1995	Vice President and Managing Director of Thornburg Investment Management, Inc.; President of Thornburg Securities Corporation; Vice President of Thornburg Limited Term Municipal Fund, Inc. to 2004.	Not applicable

Alexander Motola, 36 Vice President since 2001	Portfolio Manager, Vice President, and Managing Director of Thornburg Investment Management, Inc. since 2001.	Not applicable

Wendy Trevisani, 35 Vice President since 1999	Co-Portfolio Manager since 2006, Managing Director since 2004, Vice President, and Associate Portfolio Manager of Thornburg Investment Management, Inc.; Vice President of Thornburg Limited Term Municipal Fund, Inc. to 2002.	Not applicable

Joshua Gonze, 43 Vice President since 1999	Managing Director since 2004, Associate Portfolio Manager and Vice President of Thornburg Investment Management, Inc.; Vice President of Thornburg Limited Term Municipal Fund, Inc. to 2004.	Not applicable

Brad Kinkelaar, 38 Vice President since 1999	Co-Portfolio Manager since 2002, Managing Director since 2004, Vice President since 2000, and Associate Portfolio Manager of Thornburg Investment Management, Inc.	Not applicable

Christopher Ihlefeld, 36 Vice President since 2003	Managing Director since 2006 and Associate Portfolio Manager and Vice President since 2002 of Thornburg Investment Management, Inc.; Vice President of Limited Term Municipal Fund, Inc., 2003–2004.	Not applicable

Leon Sandersfeld, 40 Vice President since 2003	Associate of Thornburg Investment Management, Inc. since 2002; Senior Staff Accountant, Farm Bureau Life Insurance Co. to 2002.	Not applicable

Sasha Wilcoxon, 32 Vice President since 2003, Secretary since 2006	Mutual Fund Support Service Department Manager since 2002 and Associate of Thornburg Investment Management, Inc.	Not applicable

38	Certified Annual Report

TRUSTEES AND OFFICERS, CONTINUED
Thornburg Limited Term Municipal Fund	September 30, 2006 (Unaudited)

Name, Age, Position Held with Fund Year Elected	Principal Occupation(s) During Past Five Years	Other Directorships Held by Trustee
Ed Maran, 48 Vice President since 2004	Co-Portfolio Manager since 2006, Vice President and Managing Director since 2005, and Associate Portfolio Manager since 2002 of Thornburg Investment Management, Inc.; Analyst, USAA 2001–2002.	Not applicable

Vinson Walden, 36 Vice President since 2004	Co-Portfolio Manager since 2006, Vice President and Managing Director since 2005, and Associate Portfolio Manager since 2002 of Thornburg Investment Management, Inc.; Associate Portfolio Manager, Ibis Management 2002–2004; Associate, Lehman Brothers to 2001.	Not applicable

Van Billops, 40 Vice President since 2006	Associate of Thornburg Investment Management, Inc.	Not applicable

Thomas Garcia, 35 Vice President since 2006	Vice President and Managing Director since 2004, and Associate Portfolio Manager of Thornburg Investment Management, Inc.	Not applicable

Lei Wang, 35 Vice President since 2006	Co-Portfolio Manager and Managing Director since 2006, and Associate Portfolio Manager since 2004 of Thornburg Investment Management, Inc.; Associate, Enso Capital Management, LLC 2002–2004; Associate, Deutsche Bank 2001–2002.	Not applicable

Connor Browne, 27 Vice President since 2006	Co-Portfolio Manager and Managing Director since 2006, and Associate Portfolio Manager since 2001 of Thornburg Investment Management, Inc.	Not applicable

(1)	Each person’s address is 119 East Marcy Street, Santa Fe, New Mexico 87501.

(2)	The Fund is one of twelve separate investment “Funds” or “series” of Thornburg Investment Trust (the “Trust”), which comprises the Thornburg mutual fund complex and is organized as a Massachusetts business trust. The Trust currently has twelve active Funds. Thornburg Investment Management, Inc. is the investment advisor to, and manages, the twelve Funds of the Trust. Each Trustee oversees the twelve Funds of the Trust.

(3)	Mr. Thornburg is considered an “interested” Trustee under the Investment Company Act of 1940 because he is a director and controlling shareholder of Thornburg Investment Management, Inc., the investment advisor to the twelve active Funds of the Trust, and is the sole director and controlling shareholder of Thornburg Securities Corporation, the distributor of shares for the Trust.

(4)	Each Trustee serves in office until the election and qualification of a successor.

(5)	Mr. McMahon is considered an “interested” Trustee because he is the president of Thornburg Investment Management, Inc.

(6)	The Trust’s president, secretary and treasurer each serve a one-year term or until the election and qualification of a successor; each other officer serves at the pleasure of the Trustees.

(7)	Assistant vice presidents, assistant secretaries and assistant treasurers are not shown.

The Statement of Additional Information for each Fund of the Trust includes additional information about the Trustees and is available, without charge and upon request, by calling 1-800-847-0200.

Certified Annual Report	39

OTHER INFORMATION

Thornburg Limited Term Municipal Fund	September 30, 2006 (Unaudited)

PORTFOLIO PROXY VOTING

Policies and Procedures:

The Trust has delegated to Thornburg Investment

Management, Inc. (the “Advisor”) voting decisions respecting proxies for the Fund’s voting securities. The Advisor makes voting decisions in accordance with its Proxy Voting Policy and Procedures. A description of the Policy and Procedures is available (i) without charge, upon request, by calling the Advisor toll-free at 1-800-847-0200, (ii) on the Thornburg website at www.thornburg.com, and (iii) on the Securities and Exchange Commission’s website at www.sec.gov.

Commencing August 31, 2004, information regarding how proxies were voted is available on or before August 31 of each year for the twelve months ending the preceding June 30. This information is available (i) without charge, upon request by calling the Advisor toll-free at 1-800-847-0200, (ii) on the Thornburg website at www.thornburg.com and (iii) on the Securities and Exchange Commission’s website at www.sec.gov.

TAX INFORMATION

For the fiscal year ended September 30, 2006, 100% of dividends paid by the Fund are tax exempt dividends for Federal Income Tax purposes. The information and distributions reported herein may differ from the information and distributions taxable to the shareholders for the calendar year ending December 31, 2006.

AVAILABILITY OF QUARTERLY PORTFOLIO SCHEDULE

The Fund files with the Securities and Exchange Commission schedules of its portfolio holdings on Form N-Q for the first and third quarters of each fiscal year. The Fund’s Forms N-Q are available on the Commission’s website at www.sec.gov, or may be reviewed and copied at the Commission’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. The Fund also makes this information available on its website at www.thornburg.com/download or upon request by calling 1-800-847-0200.

TRUSTEES DELIBERATIONS RESPECTING RENEWAL OF INVESTMENT ADVISORY AGREEMENT

Thornburg Investment Management, Inc. (the “Advisor”) provides investment management services to Thornburg Limited Term Municipal Fund pursuant to an investment advisory agreement. The Trustees consider the renewal of this agreement annually, and most recently determined to renew the agreement on September 12, 2006.

In connection with their general supervision of the Advisor, the Trustees receive and consider reports throughout the year from the Advisor on a range of matters, including information (among other things) respecting the Advisor’s management of the Fund’s investments. These reports include information about the Fund’s investment performance, purchase and sale of portfolio investments and explanations from the Advisor respecting investment selections, the investment performance of the Fund, general appraisals of industry and economic prospects and factors, and other matters affecting the Fund and relating to the Advisor’s performance of services for the Fund.

In anticipation of their recent consideration of the advisory agreement’s renewal, the independent Trustees met with representatives of the Advisor in July 2006 discuss the Trustees’ evaluation of the Advisor’s performance and to specify the information the Advisor would present to the Trustees for their review. The independent Trustees thereafter met in independent session to consider various factors respecting the agreement’s renewal, and met in a subsequent session with the Advisor’s chief investment officer to present questions. Following these sessions, the Trustees met on September 12, 2006 to consider a renewal of the advisory agreement.

The information below summarizes certain factors considered by the Trustees in connection with the determination to renew the advisory agreement. In determining to renew the advisory agreement, the Trustees did not identify any single factor as controlling, and this summary does not describe all of the matters considered by the Trustees in making their determination.

Quality of Services; Fund Investment Performance. In evaluating the nature, extent and quality of services provided by the Advisor to the Fund, and in reviewing the Fund’s investment performance, the Trustees considered qualitative and quantitative information presented to the Trustees throughout the preceding year and in anticipation of their annual evaluation, including:

(i)	reports from portfolio management personnel respecting execution of portfolio investment strategies in prevailing market conditions;

(ii)	information respecting issuer, fiscal and economic developments;

(iii)	the Fund’s absolute investment performance and achievement of stated objectives;

(iv)	measures of the Fund’s investment performance over different periods of time relative to categories of mutual funds sharing certain comparable characteristics and selected by independent mutual fund analyst firms, and relative to a broad based securities index; and

(v)	comparative measures of portfolio volatility, risk and return.

The Trustees also considered the Advisor’s staffing and other resources, the Advisor’s efforts to contain costs and expenses, the Advisor’s supervision of services provided to the Trust by third party service providers, the Advisor’s performance of

40	Certified Annual Report

OTHER INFORMATION, CONTINUED
Thornburg Limited Term Municipal Fund	September 30, 2006 (Unaudited)

administrative, accounting and other services, the Advisor’s adherence to compliance and regulatory requirements, the Advisor’s responsiveness to the Trustees, and other factors. The Trustees noted that the value of comparisons of the Fund’s investment performance to single state municipal bond mutual fund categories, and in particular to broad based securities indices, is limited because the Fund’s investment objectives and strategies, as defined in its prospectuses, are unique and may vary from the parameters for selecting investments for other funds and indices, and the largely theoretical character of fixed income security indices.

In conducting their evaluation, the Trustees observed that the Advisor had continued to faithfully and competently pursue and achieve the Fund’s stated objectives, as reflected particularly by the Advisor’s selection of investments in accordance with the Fund’s stated strategies and the Fund’s investment returns. The Trustees also observed in conducting their evaluation the Fund’s above average or better investment returns over most periods relative to two categories of mutual funds sharing certain characteristics comparable to the Fund and selected by independent mutual fund analyst firms, and the Fund’s relative performance against comparative measures of portfolio volatility and return.

The Trustees concluded, based upon these and other considerations, that the Advisor had actively and competently pursued the Fund’s stated investment objectives in accordance with the Fund’s investment policies stated in its prospectuses. The Trustees further concluded that the investment performance of the Fund was satisfactory in the context of the Fund’s objectives and policies, and prevailing market conditions.

Fees and Expenses; Profitability of Advisor. In reviewing the fees charged by the Advisor to the Fund, the Trustees primarily considered the fees charged by the Advisor and the other expenses charged to the Fund in light of the nature and quality of services provided, comparison of the actual Advisor’s fee and Fund expenses to the statement of fees and expenses in the Fund’s prospectuses, comparisons of the Advisor’s fee and other Fund expenses to median and average fees and expenses charged to a grouping of short-intermediate term mutual funds assembled by an independent mutual fund analyst firm, and comparisons of fees and expenses charged to the Fund with fees and expenses charged to other mutual funds. In addition, the Trustees considered the profitability of the Advisor compared to other investment management firms, and comparisons of the investment management fee rates charged by the Advisor to the Fund with rates charged to other clients of the Advisor and the differing types of services furnished to the Fund and the other clients. The Trustees noted that the management fee and expenses charged to the Fund were generally comparable to average and median fees and expenses charged to the grouping of mutual funds assembled by the mutual fund analyst firm. The Trustees noted in their review that fee rates charged by the Advisor to other clients of the Advisor were not directly comparable to rates charged to the Fund principally because of the significant differences in the services provided.

The Trustees concluded, based upon these and other considerations, that the fees charged to the Fund by the Advisor were fair and reasonable in view of the services provided, the clear disclosure of these fees and expenses in the Fund’s prospectuses, the investment performance of the Fund, and fees and expenses charged to other mutual funds. The Trustees further concluded that there was no indication that the Advisor’s profitability was unusual, viewed in the context of the services provided, the performance of the Fund, and the fees and profitability of other investment management firms.

Economies of Scale. In reviewing the extent to which economies of scale would be realized by the Fund as it grows and whether fee levels reflect economies of scale, the Trustees considered the breakpoint structure for advisory fees chargeable to the Fund, the demonstrated economies of scale enjoyed by the Fund and other Funds of the Trust as they had grown in size, and economies of scale realized by other mutual funds. The Trustees concluded that the Fund may reasonably be expected to realize economies of scale for the benefit of its shareholders as it grows in size.

Ancillary Benefits to Advisor. In reviewing benefits enjoyed by the Advisor because of its relationship with the Fund, the Trustees considered the Advisor’s receipt of certain research services, favorable publicity received by the Advisor because of the superior investment performance of certain Funds of the Trust, and the benefits to the Fund from the Advisor’s expansion of its staffing and other resources to serve a broader variety of investment clients. The Trustees concluded, based upon these and other considerations, that there was no unusual or unfair benefit enjoyed by the Advisor, and that the Fund enjoyed benefits by virtue of the Advisor’s engagement by other investment clients.

Certified Annual Report	41

Trustees’ Statement to Shareholders

Not part of the Certified Annual Report

February 8, 2005

The Trustees are concerned that recent commentaries and opinions reported in the media may confuse investors in general as to the supervisory duties of trustees of mutual funds and, in particular, leave Thornburg Investment Trust shareholders uncertain regarding how we discharge our responsibilities in supervising the Funds’ investment advisor and in reviewing the advisor’s contract for renewal. We decided to spell out clearly three principal guidelines that we follow in supervising the Trust’s investment advisor on your behalf.

We begin with the premise that each shareholder selected his or her Fund because its investments are managed by the investment advisor identified in the prospectus and in accordance with the objective and policies described in the prospectus. We realize, as each of you do, that if you believe that your Fund’s stated objective and policies no longer serve your personal investment goals, you can sell your shares and leave the Fund.

Therefore, we believe that our primary supervisory task – our principal obligation to you – is to assess the nature and quality of the advisor’s services, and to confirm that the advisor actively and competently pursues the Fund’s objective, in accordance with the policies set out in the prospectus. To do this, we meet regularly with management to review your Fund’s portfolio and to discuss the advisor’s specific actions and judgments in pursuing the Fund’s objective. We do not substitute our own judgment for the advisor’s decisions in selecting investments; the advisor is paid to exercise its informed judgment on investment decisions, and we seek to confirm, in reviewing the advisor’s performance, that the advisor is doing just that.

Second, while we are conscious of costs and the effect that costs have on shareholders’ returns, we do not seek the lowest fees or expense ratio as our sole or primary objective. We try to make sure that your Fund’s fees and costs are reasonable in relationship to the services rendered and that they are generally in line with those charged by other expert investment advisors, consistent with our belief that the Fund’s investors searched for and expect that expertise and attention and have decided to pay a reasonable price for it. We do not put the management contract “out to bid” as a matter of course, and we would not do so unless we had concluded that the advisor materially had failed to pursue the Fund’s objectives in accordance with its policies, or for other equally important reasons. We believe that any other approach would be inconsistent with your interests and contrary to your expectations when you bought shares of the Fund in the first place.

Finally, because we believe that most Thornburg Fund shareholders have invested with a long-term perspective, we try not to focus too much on the fashions of the moment and on short-term performance. The market will not favor any specific investment objective or set of policies at all times and under all economic circumstances. A fund will experience periods of both high and low returns relative to other funds and other investments. Even if one of our Funds is not favored by the market at a particular time, we believe that the advisor is nonetheless obliged to remain true to the Fund’s objective and policies, and we watch to see that it does so.

42	This page is not part of the Annual Report.

Planning Options

Retirement and Education Accounts

Thornburg Investment Management offers retirement and education savings accounts that can help you meet a variety of planning challenges. For account applications or further information on any of the accounts below, please call 1-800-847-0200 or go to www.thornburg.com/ira. Your financial advisor can help you determine which plan is right for you.

Individual Retirement Accounts

Individual Retirement Accounts (IRAs) provide a tax-advantaged means to save money for the future. For a detailed outline of the difference between retirement accounts, see www.thornburg.com/ira. Rollovers are available. Call 1-800-847-0200 for more information.

Traditional IRAs – Contributions to Traditional IRAs are tax deductible for eligible individuals, and withdrawals are taxed as additional ordinary income. You may contribute to an IRA if you receive compensation and are under 70 1/2, even if you are covered by an employer retirement plan.

Roth IRAs – Under a Roth IRA, there is no tax deduction for contributions, but there is no income tax on qualified withdrawals. For a more detailed comparison of Traditional and Roth IRAs, please see our web site at www.thornburg.com/ira.

SEP IRAs – Simplified Employee Pension (SEP) IRAs are established by employers. The employer is allowed a tax deduction for contributions made to the SEP Plan and makes contributions to each eligible employee’s SEP IRA on a discretionary basis.

SIMPLE IRAs – Savings Incentive Match Plan for Employees of Small Employers (SIMPLE) is designed to give small business owners a simplified method to establish and contribute to a retirement plan for employees. The employer is allowed a tax deduction for contributions and makes either matching or non-elective contributions to each eligible employee’s SIMPLE IRA. Employees may make salary deferral contributions.

403(b)

A special, tax-advantaged savings vehicle available only to employees of 501(c)(3) organizations, such as charitable, educational, scientific and religious organizations. 403(b) plans are also available to employees of public schools and universities.

Coverdell Education Savings Account

These savings accounts are designed to provide a way to save money for higher education expenses. In an Education Savings Account, earnings and interest grow tax free, and qualified withdrawals used to pay for eligible higher-education expenses are tax- and penalty-free.

Funds Available

The following funds are available in the accounts listed above:

•	Thornburg International Value Fund

•	Thornburg Value Fund

•	Thornburg Core Growth Fund

•	Thornburg Investment Income Builder Fund

•	Thornburg Global Opportunities Fund

•	Thornburg Limited Term U.S. Government Fund

•	Thornburg Limited Term Income Fund

This page is not part of the Annual Report.	43

The Firm

Thornburg Investment Management® is a privately held investment management company based in Santa Fe, New Mexico with assets under management of over $27 billion. Founded in 1982, the firm manages five equity funds, seven bond funds, and separate portfolios for select institutions and individuals.

Investment Philosophy

We seek to preserve and increase the real wealth of the Funds’ shareholders after accounting for inflation, taxes, and investment expenses. We’re committed to disciplined investing and controlling risk in all market environments through laddered bond and focused equity portfolios.

Portfolio Holdings Disclosure

We believe you should know about your portfolio. Our web site keeps investors informed of the Funds’ equity holdings. Go to www.thornburg.com/funds for commentary on our equity fund holdings.

Co-Ownership of Funds

We invest side-by-side with the Funds’ shareholders. Our employees have invested over $130 million in Thornburg Funds.

Investment Manager:	Distributor:

119 East Marcy Street Santa Fe, New Mexico 87501 800.847.0200	119 East Marcy Street Santa Fe, New Mexico 87501 800.847.0200

Thornburg Investment Management®
Strategies for Building Wealth

Thornburg California Limited Term Municipal Fund

Informational Brochure and
Annual Report – September 30, 2006

The annual report and accompanying brochure are submitted for the general information of shareholders of the Fund. It is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus. If you have not received a prospectus, one can be obtained from your financial advisor, online at www.thornburg.com/download, or by calling 800-847-0200. Carefully consider information in the prospectus regarding the Fund's investment objectives and policies, risks, sales charges, expenses, experience of its management, marketability of shares, and other information. Read it carefully before you invest or send money. Performance data quoted represents past performance and does not guarantee future results.

Thornburg California Limited Term Municipal Fund

Laddering – an All Weather Strategy

The Fund will invest primarily in municipal obligations originating in California with the objective of obtaining as high a level of current income exempt from Federal and California state individual income taxes as is consistent, in the view of the Fund’s investment advisor, with preservation of capital.

The Fund offers California investors double tax-free yields (may be subject to Alternative Minimum Tax) in a laddered municipal bond portfolio with an average maturity of five years or less. Laddering involves building a portfolio of bonds with staggered maturities so that a portion of the portfolio matures each year; cash from maturing bonds, if not needed for other purposes, is invested in bonds with longer maturities at the far end of the ladder. The strategy is a good compromise for managing different types of risk.

Thornburg Bond Funds

•	Thornburg Limited Term Municipal Fund

•	Thornburg Intermediate Municipal Fund

•	Thornburg California Limited Term Municipal Fund

•	Thornburg New Mexico Intermediate Municipal Fund

•	Thornburg New York Intermediate Municipal Fund

•	Thornburg Limited Term U.S. Government Fund

•	Thornburg Limited Term Income Fund

Thornburg invests in short- and intermediate-term investment grade bonds. We ladder the maturities of individual bonds in the portfolios to moderate risk. Laddering involves building a portfolio of bonds with staggered maturities so that a portion of the portfolio will mature each year. We apply this disciplined process in all interest rate environments.

Thornburg Equity Funds

•	Thornburg Value Fund

•	Thornburg International Value Fund

•	Thornburg Core Growth Fund

•	Thornburg Investment Income Builder Fund

•	Thornburg Global Opportunities Fund

Thornburg’s equity research uses a fundamental, yet comprehensive, analytical approach. We invest when and where we perceive compelling value. Thornburg equity funds focus on a limited number of securities so that each holding can impact performance. The equity team searches for firms believed to have a promising future and seeks to buy shares of those companies at a discount to their intrinsic value.

More information at www.thornburg.com

Reduce paper clutter. Receive your shareholder reports and prospectus online instead of through traditional mail.

Sign up at www.thornburg.com/edelivery

2	This page is not part of the Annual Report.

Message

from the Chairman

Garrett Thornburg

Chairman & CEO

November 10, 2006

Dear Fellow Shareholder:

Thornburg Investment Management has a clear mission: to preserve and increase the real wealth of our shareholders. We aspire to accomplish this through a family of laddered bond funds that focus on quality, stability, and minimization of risk over time, and through a range of equity funds that redefine traditional measures of value and growth.

Our bond funds have always been managed using the highly disciplined approach of laddering short and intermediate bond maturities, seeking to provide both an attractive return and stability of principal. Laddering is an all-weather strategy, designed to perform in uncertain markets like the ones we have seen in the last two years. Moreover, all of the bond funds focus on buying investment-grade securities. We have found this strategy to be the best at managing both interest-rate risk and credit risk, and we believe this approach has served our shareholders well over time.

An exciting event occurred recently, Thornburg Investment Management is the first U.S. investment manager to complete the independent certification process and receive the CEFEX Certification for Fiduciary Excellence. The Centre for Fiduciary Excellence (CEFEX) is an independent rating and certification organization, providing comprehensive assessments that measure risk and trustworthiness of investment fiduciaries. We are proud to have received certificate #1 from CEFEX for investment managers.

Our bond fund portfolio managers have many years of experience. We are proud of this consistency and experience and look forward to many more successful years with them at the helm.

Thank you for investing with us. We will do our best to continue to earn your trust every day.

Sincerely,

Garrett Thornburg

Chairman & CEO

This page is not part of the Annual Report.	3

2006

Certified Annual Report

Thornburg California Limited Term Municipal Fund

September 30, 2006

This report is certified under the Sarbanes-Oxley Act of 2002, which requires that public companies, including mutual funds, affirm that the information provided in their annual and semiannual shareholder reports fully and fairly represents their financial position.

4	Certified Annual Report

Important Information

Performance data represent past performance and do not guarantee future results. Investment return and principal value will fluctuate. Upon redemption, an investor’s shares may be worth more or less than their original cost. Current returns may be lower or higher than those shown. For performance current to the most recent month end, visit www.thornburg.com.

The maximum sales charge for the Fund’s Class A shares is 1.50%. Class C shares include a 0.50% contingent deferred sales charge (CDSC) for the first year only.

Performance data given at net asset value (NAV) does not take into account these sales charges. If the sales charges had been included, the performance would have been lower.

Shares in the Fund carry risks, including possible loss of principal. As with direct bond ownership, funds that invest in bonds are subject to certain risks including interest-rate risk, credit risk, and inflation risk. The principal value of bond funds will fluctuate relative to changes in interest rates, decreasing when interest rates rise. Unlike bonds, bond funds have ongoing fees and expenses. Shares in the Fund are not deposits or obligations of, or guaranteed or endorsed by, any bank, the Federal Deposit Insurance Corporation, the Federal Reserve Board or any government agency. There is no guarantee that the Fund will meet its investment objectives.

The information presented on the following pages was current as of September 30, 2006. The manager’s views, portfolio holdings, and sector diversification are historical and subject to change. This material should not be deemed a recommendation to buy or sell any of the securities mentioned.

The matters discussed in this report may constitute forward-looking statements made pursuant to the safe harbor provisions of the Securities Litigation Reform Act of 1995. These include any advisor or portfolio manager prediction, assessment, analysis or outlook for individual securities, industries, investment styles, market sectors and/or markets. These statements involve risks and uncertainties. In addition to the general risks described for each fund in its current prospectus, other factors bearing on these reports include the accuracy of the advisor’s or portfolio manager’s forecasts and predictions, the appropriateness of the investment strategies designed by the advisor or portfolio manager and the ability of the advisor or portfolio manager to implement their strategies efficiently and successfully. Any one or more of these factors, as well as other risks affecting the securities markets generally, could cause the actual results of any fund to differ materially as compared to its benchmarks.

Glossary

The Lehman Brothers Five-Year Municipal Bond Index – A rules-based, market-value-weighted index engineered for the long-term tax-exempt bond market. To be included in the index, bonds must have a minimum credit rating of Baa. The approximate maturity of the municipal bonds in the index is five years. Unless otherwise noted, index returns reflect the reinvestment of income dividends and capital gains, if any, but do not reflect fees, brokerage commissions or other expenses of investing. Investors may not make direct investments into any index.

Duration – The measure of the price sensitivity of a fixed-income security to an interest rate change of 100 basis points. Calculation is based on the weighted average of the present values for all cash flows.

Weighted Average Maturity – A weighted average of all the effective maturities of the bonds in a portfolio. Effective maturity takes into consideration mortgage prepayments, puts, sinking funds, adjustable coupons, and other features of individual bonds and is thus a more accurate measure of interest-rate sensitivity. Longer-maturity funds are generally considered more interest-rate sensitive than their shorter counterparts.

Fed Funds Rate – The interest rate at which a depository institution lends immediately available funds (balances at the Federal Reserve) to another depository institution overnight.

Treasury Notes – a debt obligation of the US government backed by the “full faith and credit” of the government. Notes are intermediate to long term investments typically issued in maturities of two, five and ten years. Interest is paid semi-annually.

Certified Annual Report	5

Letter to Shareholders

George Strickland

Portfolio Manager

October 17, 2006

Dear Fellow Shareholder:

I am pleased to present the Annual Report for the Thornburg California Limited Term Municipal Fund. The net asset value of the Class A shares decreased by 2 cents to $12.77 during the twelve months ended September 30, 2006. If you were with us for the entire period, you received dividends of 40.4 cents per share. If you reinvested dividends, you received 41.0 cents per share. Investors who owned Class C shares received dividends of 37.2 and 37.7 cents per share, respectively.

Over the last twelve months, interest rates on bonds that mature in ten years or less have risen, while interest rates on long-term bonds have fallen. Higher interest rates on short-term bonds have lowered the price of most of the bonds owned by the Fund somewhat, but have allowed us to buy new bonds at higher yields and increase the yield of the portfolio. The Class A shares of your Fund produced a total return of 3.06% (at NAV) over the twelve month period ended September 30, 2006, compared to a 3.01% return for the Lehman Five Year Municipal Bond Index. Several of the bond positions in the Fund were upgraded by rating agencies due to a strong California economy and other factors. This contributed to performance and helped the Fund marginally outperform the index.

After rising for most of the year, bond yields fell in the third quarter of 2006 because the bond market started to anticipate a slower economy, reduced inflation, and a lower Fed Funds rate. While such an outcome is certainly possible, we believe the preponderance of evidence points to continued economic growth and a Federal Reserve that must stay on high alert to avoid inflationary acceleration.

The current case for a weak economy revolves around the detrimental effects of a declining housing market. However, slackness in residential housing is being countered with strength in commercial real estate, capital spending, state and federal government spending, and exports. Some consumers are feeling pinched by higher rates on adjustable rate mortgages, but many more are enjoying higher incomes in an economy that has produced 1.8 million new jobs over the last twelve months. So consumer spending should continue growing, and may accelerate if oil and gas prices hold in their current ranges. This should drive the economy to solid, but not spectacular, growth.

No matter how you measure it, inflation has doubled over the last three years. The current levels are not terribly alarming, but they are significantly above the Federal Reserve’s comfort zone. Fed Chairman Bernanke has stated that he thinks inflation should moderate next year, but there are reasons to think that it might not. U.S. hourly earnings are rising at a 4% rate, up from 1.6% in early 2004, and import prices have been rising steadily. These and other pressures could keep inflation stubbornly in the Fed’s discomfort zone.

So, when we look at current yield curves – inverted for Treasury notes and bonds, and very flat for municipal bonds – it appears to us that the optimistic inflation scenario is already priced into the market. In order to justify today’s 4.8% 10-year Treasury note, one must assume the Federal Reserve will begin easing monetary policy fairly soon. That implies that inflation will drop back down below 2%. If all that unfolds as expected, then current levels are justified. If it does not, then interest rates should rise on intermediate and long-term bonds. Clearly, it seems that risks are somewhat skewed toward higher interest rates.

6	Certified Annual Report

Your Thornburg California Limited Term Municipal Fund is a laddered portfolio of over 100 municipal obligations from all over California. Today, your Fund’s weighted average maturity is 4.56 years. We ladder the maturity dates of the bonds in your portfolio so that some of the bonds are scheduled to mature during each of the coming years. Laddering short and intermediate bonds accomplishes two goals. First, the staggered bond maturities contained in a ladder defuse interest-rate risk and dampen the Fund’s price volatility. Second, laddering gives the Fund a steady cash flow stream from maturing bonds to reinvest toward the top of the ladder where yields are typically higher. The chart below describes the percentages of your Fund’s bond portfolio maturing in each of the coming years.

We took advantage of rising rates to extend the duration of the Fund over the last year. We are now firmly in neutral territory and the ladder is fairly evenly distributed (just a little light in the last three years). We are planning to gradually shorten portfolio duration over time unless new opportunities open up to us over the next few months. If interest rates on long-term bonds rise, Thornburg laddered bond portfolios should outperform more aggressive bond strategies. If interest rates hold steady or decline, then Thornburg bond portfolios should produce compelling risk-adjusted returns.

% of portfolio maturing			Cumulative % maturing
1 year	=	10.2%	Year 1	=	10.2%
1 to 2 years	=	9.9%	Year 2	=	20.1%
2 to 3 years	=	12.9%	Year 3	=	33.0%
3 to 4 years	=	9.9%	Year 4	=	42.9%
4 to 5 years	=	9.1%	Year 5	=	52.0%
5 to 6 years	=	14.6%	Year 6	=	66.6%
6 to 7 years	=	8.7%	Year 7	=	75.3%
7 to 8 years	=	7.2%	Year 8	=	82.5%
8 to 9 years	=	7.5%	Year 9	=	90.0%
Over 9 years	=	10.0%	Over 9 years	=	100.0%

Percentages can and do vary. Data as of 9/30/06.

California state general fund revenues surged 13.2% in the 2006 fiscal year on the strength of increases in capital gains taxes and income taxes related to stock options. The 2007 state budget forecasts spending growth over 9% and an ending budgetary reserve of just $2.1 billion. If tax revenues continue to grow rapidly, then the reserve balance should expand; but if the economy falters, the reserve will quickly disappear. State finances have improved dramatically, but are still very dependent upon volatile income taxes, and stock market and real estate values.

Other types of bonds, such as school district, utility, and health care bonds, are also generally showing solid credit characteristics. All the good news has, in our opinion, led market participants to take a very relaxed stance toward taking on credit risk. Yield spreads for lower investment grade and speculative grade bonds are well below long-term averages. While we are not anticipating impending doom for low quality bonds, we do believe it is prudent to keep credit quality high in the current environment. Your Fund is well diversified and 93% invested in bonds rated A or above by at least one of the major rating agencies.

Over the years, our practice of laddering a diversified portfolio of short and intermediate maturity municipal bonds has allowed your Fund to perform consistently well in varying interest rate environments. Thank you for investing in Thornburg California Limited Term Municipal Fund.

Sincerely,

George Strickland

Portfolio Manager

Certified Annual Report	7

STATEMENT OF ASSETS AND LIABILITIES

Thornburg California Limited Term Municipal Fund	September 30, 2006

ASSETS
Investments at value (cost $120,345,942)	$122,284,853
Cash	157,780
Receivable for investments sold	1,810,277
Receivable for fund shares sold	185,396
Interest receivable	1,570,105
Prepaid expenses and other assets	30,732

Total Assets	126,039,143

LIABILITIES
Payable for fund shares redeemed	80,835
Payable to investment advisor and other affiliates (Note 3)	84,652
Accounts payable and accrued expenses	41,707
Dividends payable	108,258

Total Liabilities	315,452

NET ASSETS	$125,723,691

NET ASSETS CONSIST OF:
Net unrealized appreciation on investments	$1,938,762
Accumulated net realized gain (loss)	(1,074,077)
Net capital paid in on shares of beneficial interest	124,859,006

$125,723,691

NET ASSET VALUE:
Class A Shares:
Net asset value and redemption price per share ($80,588,639 applicable to 6,311,431 shares of beneficial interest outstanding - Note 4)	$12.77
Maximum sales charge, 1.50% of offering price	0.19

Maximum offering price per share	$12.96

Class C Shares:
Net asset value and offering price per share * ($16,801,080 applicable to 1,314,783 shares of beneficial interest outstanding - Note 4)	$12.78

Class I Shares:
Net asset value, offering and redemption price per share ($28,333,972 applicable to 2,216,877 shares of beneficial interest outstanding - Note 4)	$12.78

*	Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge. See notes to financial statements.

8	Certified Annual Report

STATEMENT OF OPERATIONS

Thornburg California Limited Term Municipal Fund	Year Ended September 30, 2006

INVESTMENT INCOME:
Interest income (net of premium amortized of $1,564,485)	$5,602,633

EXPENSES:
Investment advisory fees (Note 3)	693,537
Administration fees (Note 3)
Class A Shares	115,747
Class C Shares	22,679
Class I Shares	13,983
Distribution and service fees (Note 3)
Class A Shares	231,494
Class C Shares	182,739
Transfer agent fees
Class A Shares	44,232
Class C Shares	20,106
Class I Shares	20,539
Registration and filing fees
Class A Shares	69
Class C Shares	70
Class I Shares	69
Custodian fees (Note 3)	68,239
Professional fees	22,766
Accounting fees	12,865
Trustee fees	1,466
Other expenses	19,193

Total Expenses	1,469,793
Less:
Expenses reimbursed by investment advisor (Note 3)	(44,032)
Management fees waived by investment advisor (Note 3)	(95,215)
Distribution and service fees waived (Note 3)	(91,370)
Fees paid indirectly (Note 3)	(75,049)

Net Expenses	1,164,127

Net Investment Income	4,438,506

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) on Investments	(480,334)
Net change in unrealized appreciation (depreciation) of Investments	11,918

Net Realized and Unrealized Loss on Investments	(468,416)

Net Increase in Net Assets Resulting From Operations	$3,970,090

See notes to financial statements.

Certified Annual Report	9

STATEMENTS OF CHANGES IN NET ASSETS

Thornburg California Limited Term Municipal Fund

	Year Ended September 30, 2006	Year Ended September 30, 2005
INCREASE (DECREASE) IN NET ASSETS FROM:

OPERATIONS:
Net investment income	$4,438,506	$4,817,185
Net realized loss on investments	(480,334)	(139,338)
Increase (Decrease) in unrealized appreciation (depreciation) of investments	11,918	(2,988,040)

Net Increase (Decrease) in Net Assets Resulting from Operations	3,970,090	1,689,807

DIVIDENDS TO SHAREHOLDERS:
From net investment income
Class A Shares	(2,931,630)	(3,392,991)
Class C Shares	(529,444)	(533,799)
Class I Shares	(977,432)	(890,395)

FUND SHARE TRANSACTIONS (NOTE 4):
Class A Shares	(30,148,546)	(21,261,597)
Class C Shares	(3,174,793)	(1,532,552)
Class I Shares	(2,450,712)	5,630,725

Net Decrease in Net Assets	(36,242,467)	(20,290,802)

NET ASSETS:
Beginning of year	161,966,158	182,256,960

End of year	$125,723,691	$161,966,158

See notes to financial statements.

10	Certified Annual Report

NOTES TO FINANCIAL STATEMENTS

Thornburg California Limited Term Municipal Fund	September 30, 2006

NOTE 1 – ORGANIZATION

Thornburg California Limited Term Municipal Fund (the “Fund”) (formerly Thornburg Limited Term Municipal Fund –California Portfolio) is a diversified series of Thornburg Investment Trust (the “Trust”). The Trust is organized as a Massachusetts business trust under a Declaration of Trust dated June 3, 1987 and is registered as a diversified, open-end management investment company under the Investment Company Act of 1940, as amended. The Trust is currently issuing eleven series of shares of beneficial interest in addition to those of the Fund: Thornburg Limited Term Municipal Fund, Thornburg New York Intermediate Municipal Fund, Thornburg New Mexico Intermediate Municipal Fund, Thornburg Intermediate Municipal Fund, Thornburg Limited Term U.S. Government Fund, Thornburg Limited Term Income Fund, Thornburg Value Fund, Thornburg International Value Fund, Thornburg Core Growth Fund, Thornburg Investment Income Builder Fund, and Thornburg Global Opportunities Fund. Each series is considered to be a separate entity for financial reporting and tax purposes and bears expenses directly attributable to it. The Fund’s investment objective is to obtain as high a level of current income exempt from Federal and California state individual income tax as is consistent, in the view of the Fund’s investment advisor, with the preservation of capital.

The Fund currently offers three classes of shares of beneficial interest, Class A, Class C, and Institutional Class (Class I) shares. Each class of shares of the Fund represents an interest in the same portfolio of investments, except that (i) Class A shares are sold subject to a front-end sales charge collected at the time the shares are purchased and bear a service fee, (ii) Class C shares are sold at net asset value without a sales charge at the time of purchase, but are subject to a contingent deferred sales charge upon redemption within one year, and bear both a service fee and a distribution fee, (iii) Class I shares are sold at net asset value without a sales charge at the time of purchase, and (iv) the respective classes may have different reinvestment privileges and conversion rights.

Additionally, the Fund may allocate among its classes certain expenses, to the extent allowable to specific classes, including transfer agent fees, government registration fees, certain printing and postage costs, and administrative and legal expenses. Currently, class specific expenses of the Fund are limited to service and distribution fees, administrative fees, and certain registration and transfer agent expenses.

NOTE 2 – SIGNIFICANT ACCOUNTING POLICIES

Significant accounting policies of the Trust are as follows:

Valuation of Investments: The Trust determines the value of investments utilizing an independent pricing service approved by the Board of Trustees. Debt investment securities have a primary market over the counter and are valued on the basis of valuations furnished by the pricing service. The pricing service values portfolio securities at quoted bid prices, normally at 4:00 p.m. EST. When quotations are not readily available, securities are valued at evaluated prices as determined by the pricing service using methods which include consideration of yields or prices of municipal obligations of comparable quality, type of issue, coupon, maturity, and rating; and indications as to value from dealers and general market conditions. In any case where a price is not available from a pricing service for an investment, the Trust’s valuation and pricing committee determines a fair value for the investment using factors approved by the Trustees. The valuation procedures used by the pricing service and the portfolio valuations received by the Fund are reviewed by the officers of the Trust under the general supervision of the Board of Trustees. Short-term obligations having remaining maturities of 60 days or less are valued at amortized cost, which approximates market value.

Federal Income Taxes: It is the policy of the Trust to comply with the provisions of the Internal Revenue Code applicable to “regulated investment companies” and to distribute all taxable (if any) and tax exempt income of the Fund to the shareholders. Therefore, no provision for Federal income tax is required.

When-Issued and Delayed Delivery Transactions: The Trust may engage in when-issued or delayed delivery transactions. To the extent the Trust engages in such transactions, it will do so for the purpose of acquiring portfolio securities consistent with the Fund’s investment objectives and not for the purpose of investment leverage or to speculate on interest rate and or market changes. At the time the Trust makes a commitment to purchase a security on a when-issued basis, the Fund will record the transaction and reflect the value in determining its net asset value. When effecting such transactions, assets of an amount sufficient to make payment for the portfolio securities to be purchased will be segregated on the Fund’s records on the trade date. Securities purchased on a when-issued or delayed delivery basis do not earn interest until the settlement date.

Dividends: Net investment income of the Fund is declared daily as a dividend on shares for which the Fund has received payment. Dividends are paid monthly and are reinvested in additional shares of the Fund at net asset value per share at the close of business on the dividend payment date, or at the shareholder’s option, paid in cash. Net realized capital gains, to the extent available, will be distributed at least annually.

General: Securities transactions are accounted for on a trade date basis. Interest income is accrued as earned. Premiums and discounts on securities purchased are amortized to call dates or maturity dates of the respective securities. Realized gains and losses from the sale of securities are recorded on an identified cost basis. Net investment income (other than class specific expenses) and realized and unrealized gains and losses are allocated daily to each class of shares based upon the relative net asset value of outstanding shares (or the value of the dividend-eligible shares, as appropriate) of each class of

Certified Annual Report	11

NOTES TO FINANCIAL STATEMENTS, CONTINUED
Thornburg California Limited Term Municipal Fund	September 30, 2006

shares at the beginning of the day (after adjusting for the current capital shares activity of the respective class). Expenses common to all funds are allocated among the funds comprising the Trust based upon their relative net asset values or other appropriate allocation methods.

Guarantees and Indemnifications: Under the Trust’s organizational documents, its officers and Trustees are indemnified against certain liability arising out of the performance of their duties to the Fund. Additionally, in the normal course of business the Trust enters into contracts with service providers that contain general indemnification clauses. The Trust’s maximum exposure under these arrangements is unknown. However, based on experience, the Trust expects the risk of loss to be remote.

Use of Estimates: The preparation of financial statements, in conformity with generally accepted accounting principles, requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

NOTE 3 – INVESTMENT ADVISORY FEE AND OTHER TRANSACTIONS WITH AFFILIATES

Pursuant to an Investment Advisory Agreement, Thornburg Investment Management, Inc. (the “Advisor”) serves as the investment advisor and performs services for which the fees are payable at the end of each month. For the year ended September 30, 2006, these fees were payable at annual rates ranging from .50 of 1% to .225 of 1% per annum of the average daily net assets of the Fund. For the year ended September 30, 2006, the Advisor voluntarily waived investment Advisory fees of $95,215. The Trust also has entered into an Administrative Services Agreement with the Advisor, whereby the Advisor will perform certain administrative services for the shareholders of each class of the Fund’s shares, and for which fees will be payable at an annual rate of up to .125 of 1% per annum of the average daily net assets attributable to each class of shares. For the year ended September 30, 2006, the Advisor voluntarily reimbursed certain class specific expenses and administrative fees of $17,930 for Class A shares, $14,918 for Class C shares, and $11,184 for Class I shares.

The Trust has an underwriting agreement with Thornburg Securities Corporation (the “Distributor”, an affiliate of the Advisor), which acts as the distributor of the Fund’s shares. For the year ended September 30, 2006, the Distributor has advised the Fund that it earned no commissions from the sale of Class A shares, and collected contingent deferred sales charges aggregating $1,070 from redemptions of Class C shares of the Fund.

Pursuant to a Service Plan under Rule 12b-1 of the Investment Company Act of 1940, the Fund may reimburse to the Advisor amounts not to exceed .25 of 1% per annum of the average daily net assets attributable to each class of shares of the Fund for payments made by the Advisor to securities dealers and other persons for distribution of the Fund’s shares and to obtain various shareholder and distribution related services. The Advisor may pay out of its own resources additional expenses for distribution of the Fund’s shares.

The Trust also has adopted a Distribution Plan pursuant to Rule 12b-1, applicable only to the Fund’s Class C shares, under which the Fund compensates the Distributor for services in promoting the sale of Class C shares of the Fund at an annual rate of up to .75 of 1% per annum of the average daily net assets attributable to Class C shares. Total fees incurred by each class of shares of the Fund under their respective service and distribution plans and Class C distribution fees waived by the Distributor for the year ended September 30, 2006, are set forth in the Statement of Operations. Distribution fees in the amount of $91,370 were waived for Class C shares.

The Trust has an agreement with the custodian bank to indirectly pay a portion of the custodian’s fees through credits earned by the Fund’s cash on deposit with the bank. This deposit agreement is an alternative to overnight investments. Custodial fees have been adjusted to reflect amounts that would have been paid without this agreement, with a corresponding adjustment reflected as fees paid indirectly in the Statement of Operations. For the year ended September 30, 2006, fees paid indirectly were $75,049. This figure may include additional fees waived by the Custodian.

Certain officers and Trustees of the Trust are also officers and/or Directors of the Advisor and Distributor. The compensation of independent Trustees is borne by the Trust.

12	Certified Annual Report

NOTES TO FINANCIAL STATEMENTS, CONTINUED
Thornburg California Limited Term Municipal Fund	September 30, 2006

NOTE 4 – SHARES OF BENEFICIAL INTEREST

At September 30, 2006, there were an unlimited number of shares of beneficial interest authorized. Transactions in shares of beneficial interest were as follows:

	Year Ended September 30, 2006		Year Ended September 30, 2005
	Shares	Amount	Shares	Amount
Class A Shares
Shares sold	500,010	$6,354,937	851,431	$10,982,577
Shares issued to shareholders in reinvestment of dividends	157,167	1,996,487	174,031	2,241,423
Shares repurchased	(3,033,930)	(38,499,970)	(2,675,964)	(34,485,597)

Net Increase (Decrease)	(2,376,753)	$(30,148,546)	(1,650,502)	$(21,261,597)

Class C Shares
Shares sold	144,307	$1,835,245	306,700	$3,962,605
Shares issued to shareholders in reinvestment of dividends	30,762	391,006	27,743	357,622
Shares repurchased	(424,743)	(5,401,044)	(454,085)	(5,852,779)

Net Increase (Decrease)	(249,674)	$(3,174,793)	(119,642)	$(1,532,552)

Class I Shares
Shares sold	917,264	$11,673,302	1,134,747	$14,661,908
Shares issued to shareholders in reinvestment of dividends	61,670	784,049	54,521	702,734
Shares repurchased	(1,171,724)	(14,908,063)	(754,043)	(9,733,917)

Net Increase (Decrease)	(192,790)	$(2,450,712)	435,225	$5,630,725

NOTE 5 – SECURITIES TRANSACTIONS

For the year ended September 30, 2006, the Fund had purchase and sale transactions of investment securities (excluding short-term investments) of $34,798,962 and $75,002,476, respectively.

NOTE 6 – INCOME TAXES

At September 30, 2006, information on the tax components of capital is as follows:

Cost of investments for tax purpose	$120,345,942

Gross unrealized appreciation on a tax basis	$2,125,172
Gross unrealized depreciation on a tax basis	(186,261)

Net unrealized appreciation (depreciation) on investments (tax basis)	$1,938,911

At September 30, 2006, the Fund did not have any undistributed tax-exempt/ordinary net income or undistributed capital gains.

At September 30, 2006, the Fund had tax basis capital losses, which may be carried over to offset future capital gains. To the extent such carry forwards are used, capital gain distributions may be reduced to the extent provided by regulations.

Such capital loss carryovers expire as follows:

2007	$205,990
2008	214,571
2012	33,844
2014	148,124

$602,529

At September 30, 2006, the Fund had deferred capital losses occurring subsequent to October 31, 2005 of $471,548. For tax purposes, such losses will be reflected in the year ending September 30, 2007.

All dividends paid by the Fund for the year ended September 30, 2006 and September 30, 2005, represent exempt interest dividends, which are excludable by shareholders from gross income for Federal income tax purposes.

Certified Annual Report	13

NOTES TO FINANCIAL STATEMENTS, CONTINUED
Thornburg California Limited Term Municipal Fund	September 30, 2006

New Accounting Pronouncement:

On July 13, 2006, the Financial Accounting Standards Board issued Interpretation No. 48, “Accounting for Uncertainty in Income Taxes – an Interpretation of FASB Statement No. 109” (the “Interpretation”). The Interpretation prescribes a comprehensive model for how a company, including the Fund, should recognize, measure, present and disclose in its financial statements uncertain tax positions that the company has taken or expects to take on income tax returns, and also revises certain disclosure requirements. The Interpretation is effective for fiscal years beginning after December 15, 2006. Management has recently begun to evaluate the application of the Interpretation to the Fund and is not in a position at this time to estimate the significance of its impact, if any, on the Fund’s financial statements.

14	Certified Annual Report

FINANCIAL HIGHLIGHTS

Thornburg California Limited Term Municipal Fund

	Year Ended Sept. 30,		3 Months Ended, Sept. 30, 2004(c)		Year Ended June 30
Class A Shares:	2006	2005			2004	2003	2002
PER SHARE PERFORMANCE (for a share outstanding throughout the period)
Net asset value, beginning of period	$12.79	$13.02	$12.87		$13.20	$12.96	$12.79

Income from investment operations:
Net investment income	0.40	0.36	0.08		0.35	0.38	0.46
Net realized and unrealized gain (loss) on investments	(0.02)	(0.23)	0.15		(0.33)	0.24	0.17

Total from investment operations	0.38	0.13	0.23		0.02	0.62	0.63
Less dividends from:
Net investment income	(0.40)	(0.36)	(0.08)		(0.35)	(0.38)	(0.46)

Change in net asset value	(0.02)	(0.23)	0.15		(0.33)	0.24	0.17
NET ASSET VALUE, end of period	$12.77	$12.79	$13.02		$12.87	$13.20	$12.96

RATIOS/SUPPLEMENTAL DATA
Total return(a)	3.06%	0.98%	1.81%		0.13%	4.83%	5.03%
Ratios to average net assets:
Net investment income	3.17%	2.75%	2.53	%(b)	2.66%	2.87%	3.58%
Expenses, after expense reductions	0.92%	1.00%	0.99	%(b)	0.99%	0.99%	1.00%
Expenses, after expense reductions and net of custody credits	0.87%	0.99%	0.99	%(b)	0.99%	0.99%	0.99%
Expenses, before expense reductions	1.01%	1.02%	1.05	%(b)	1.04%	1.02%	1.01%
Portfolio turnover rate	25.77%	26.33%	4.18%		23.80%	26.03%	25.16%
Net assets at end of period (000)	$80,589	$111,102	$134,588		$131,158	$149,269	$115,237

(a)	Sales loads are not reflected in computing total return, which is not annualized for periods less than one year.

(b)	Annualized.

(c)	The Fund’s fiscal year-end changed to September 30.

Certified Annual Report	15

FINANCIAL HIGHLIGHTS, CONTINUED
Thornburg California Limited Term Municipal Fund

	Year Ended Sept. 30,		3 Months Ended Sept. 30, 2004(c)		Year Ended June 30,
Class C Shares:	2006	2005			2004	2003	2002
PER SHARE PERFORMANCE (for a share outstanding throughout the period)
Net asset value, beginning of period	$12.80	$13.03	$12.88		$13.21	$12.97	$12.80

Income from investment operations:
Net investment income	0.37	0.32	0.07		0.32	0.34	0.41
Net realized and unrealized gain (loss) on investments	(0.02)	(0.23)	0.15		(0.33)	0.24	0.17

Total from investment operations	0.35	0.09	0.22		(0.01)	0.58	0.58
Less dividends from:
Net investment income	(0.37)	(0.32)	(0.07)		(0.32)	(0.34)	(0.41)

Change in net asset value	(0.02)	(0.23)	0.15		(0.33)	0.24	0.17
NET ASSET VALUE, end of period	$12.78	$12.80	$13.03		$12.88	$13.21	$12.97

RATIOS/SUPPLEMENTAL DATA
Total return(a)	2.80%	0.73%	1.75%		(0.12)%	4.51%	4.60%
Ratios to average net assets:
Net investment income	2.92%	2.50%	2.28	%(b)	2.41%	2.56%	3.15%
Expenses, after expense reductions	1.18%	1.25%	1.24	%(b)	1.24%	1.30%	1.38%
Expenses, after expense reductions and net of custody credits	1.13%	1.24%	1.24	%(b)	1.24%	1.30%	1.37%
Expenses, before expense reductions	1.83%	1.82%	1.87	%(b)	1.86%	1.80%	1.86%
Portfolio turnover rate	25.77%	26.33%	4.18%		23.80%	26.03%	25.16%
Net assets at end of period (000)	$16,801	$20,021	$21,941		$22,363	$22,487	$16,081

(a)	Not annualized for periods less than one year.

(b)	Annualized.

(c)	The Fund’s fiscal year-end changed to September 30.

16	Certified Annual Report

FINANCIAL HIGHLIGHTS, CONTINUED
Thornburg California Limited Term Municipal Fund

	Year Ended Sept. 30,		3 Months Ended Sept. 30, 2004(c)		Year Ended June 30,
Class I Shares:	2006	2005			2004	2003	2002
PER SHARE PERFORMANCE
(for a share outstanding throughout the period)
Net asset value, beginning of period	$12.80	$13.03	$12.89		$13.22	$12.97	$12.79

Income from investment operations:
Net investment income	0.44	0.40	0.09		0.39	0.42	0.51
Net realized and unrealized gain (loss) on investments	(0.02)	(0.23)	0.14		(0.33)	0.25	0.18

Total from investment operations	0.42	0.17	0.23		0.06	0.67	0.69
Less dividends from:
Net investment income	(0.44)	(0.40)	(0.09)		(0.39)	(0.42)	(0.51)

Change in net asset value	(0.02)	(0.23)	0.14		(0.33)	0.25	0.18
NET ASSET VALUE, end of period	$12.78	$12.80	$13.03		$12.89	$13.22	$12.97

RATIOS/SUPPLEMENTAL DATA
Total return(a)	3.39%	1.31%	1.81%		0.46%	5.27%	5.48%
Ratios to average net assets:
Net investment income	3.50%	3.09%	2.85	%(b)	2.99%	3.20%	3.92%
Expenses, after expense reductions	0.66%	0.68%	0.67	%(b)	0.67%	0.65%	0.66%
Expenses, after expense reductions and net of custody credits	0.55%	0.67%	0.67	%(b)	0.67%	0.65%	0.65%
Expenses, before expense reductions	0.71%	0.73%	0.77	%(b)	0.78%	0.75%	0.84%
Portfolio turnover rate	25.77%	26.33%	4.18%		23.80%	26.03%	25.16%
Net assets at end of period (000)	$28,334	$30,843	$25,728		$22,929	$20,592	$10,133

(a)	Not annualized for periods less than one year.

(b)	Annualized.

(c)	The Fund’s fiscal year-end changed to September 30.

Certified Annual Report	17

SCHEDULE OF INVESTMENTS

Thornburg California Limited Term Municipal Fund	September 30, 2006

CUSIPS: CLASS A - 885-215-426, CLASS C - 885-215-418, CLASS I - 885-215-392

NASDAQ SYMBOLS: CLASS A - LTCAX, CLASS C - LTCCX, CLASS I - LTCIX

Issuer-Description	Credit Rating† Moody’s/S&P	Principal Amount	Value
ABAG Finance Authority, 4.75% due 10/1/2011 (California School of Mechanical Arts Project)	A3/NR	$435,000	$452,970
ABAG Finance Authority, 4.75% due 10/1/2012 (California School of Mechanical Arts Project)	A3/NR	455,000	475,034
Alum Rock Union Elementary School District GO Refunding Bonds, 8.00% due 9/1/2007 (Insured: FGIC)	Aaa/AAA	380,000	395,333
Bay Area Toll Bridge Revenue San Francisco Bay Area Series F, 5.00% due 4/1/2016	Aa3/AA	2,075,000	2,285,156
California Health Facilities Financing, 5.50% due 10/1/2006 (Sisters of Providence Project)	Aa2/AA	1,235,000	1,235,111
California Health Facilities Financing Authority Revenue Refunding Series B, 5.25% due 10/1/2013 (Kaiser Permanente Project) (ETM)	A3/AAA	2,000,000	2,082,700
California HFA Revenue Series 1985-B, 9.875% due 2/1/2017	Aa2/AA-	670,000	687,440
California Infrastructure & Economic Development Bank Revenue, 5.00% due 7/1/2010 (Bay Area Toll Bridges Project; Insured: FSA) (ETM)	Aaa/AAA	1,000,000	1,055,190
California Mobile Home Park Financing Authority Series A, 4.75% due 11/15/2010 (Rancho Vallecitos Project; Insured: ACA)	NR/A	500,000	514,215
California Mobile Home Park Financing Authority Series A, 5.00% due 11/15/2013 (Rancho Vallecitos Project; Insured: ACA)	NR/A	570,000	597,200
California Pollution Control Financing Authority Solid Waste Disposal Revenue, 6.75% due 7/1/2011 (ETM)	Aaa/NR	2,290,000	2,436,926
California Pollution Control Financing Authority Solid Waste Disposal Revenue, 5.00% due 6/1/2018 put 6/1/2008	NR/BBB	1,100,000	1,115,829
California State Department of Transportation COP Refunding Series A, 5.25% due 3/1/2016 (Insured: MBIA)	Aaa/AAA	2,000,000	2,052,140
California State Department of Water Resources Power Series A, 5.50% due 5/1/2011 (Insured: MBIA)	Aaa/AAA	2,000,000	2,166,660
California State Department of Water Resources Series B-2, 3.66% due 5/1/2022 put 10/2/2006 (LOC: BNP Paribas) (daily demand notes)	VMIG1/A-1+	3,500,000	3,500,000
California State Economic Recovery Series C-1, 3.65% due 7/1/2023 put 10/2/2006 (Guaranty: Landesbank) (daily demand notes)	VMIG1/A-1+	350,000	350,000
California State GO, 7.50% due 10/1/2007 (Insured: MBIA)	Aaa/AAA	2,000,000	2,078,160
California State GO, 6.60% due 2/1/2010 (Insured: MBIA)	Aaa/AAA	560,000	613,502
California State GO, 6.50% due 9/1/2010 (Insured: AMBAC)	Aaa/AAA	1,250,000	1,384,200
California State GO, 5.50% due 3/1/2012 (Insured: FGIC)	Aaa/AAA	230,000	231,783
California State GO, 6.25% due 9/1/2012	A1/A+	3,000,000	3,343,950
California State GO Economic Recovery Series A, 5.00% due 1/1/2008	Aa3/AA+	1,000,000	1,018,960
California State GO Economic Recovery Series A, 5.25% due 7/1/2013	Aa3/AA+	2,500,000	2,740,575
California State Public Works Board Lease Revenue, 5.00% due 1/1/2015 (Department of Corrections Project; Insured: AMBAC)	Aaa/AAA	2,000,000	2,177,460
California State Public Works Board Lease Revenue, 5.50% due 6/1/2010 (Various Universities Project)	Aa2/AA-	530,000	559,240
California State Public Works Board Lease Revenue, 5.00% due 11/1/2015	Aa2/AA-	1,000,000	1,079,750
California State Refunding, 5.75% due 10/1/2010 (Insured: FSA)	Aaa/AAA	1,000,000	1,083,610
California State Veterans Bonds, 9.50% due 2/1/2010 (Insured: MBIA)	Aaa/AAA	1,000,000	1,184,250
California Statewide Community Development Authority COP, 5.30% due 12/1/2015 (ETM)	Aaa/AAA	2,600,000	2,700,022
California Statewide Community Development Authority Revenue, 5.125% due 6/1/2008 (Louisiana Orthopedic Hospital Foundation Project; Insured: AMBAC)	Aaa/AAA	595,000	607,233
California Statewide Community Development Authority Revenue COP, 6.50% due 8/1/2012 (Cedars Sinai Center Hospital Project; Insured: MBIA)	Aaa/AAA	765,000	826,582
California Statewide Community Development Authority Solid Waste Revenue, 2.90% due 4/1/2011 put 4/1/2007 (Waste Management Inc. Project)	NR/BBB	1,000,000	994,500
California Statewide Community Development Series E, 4.70% due 11/1/2036 put 6/1/2009 (Kaiser Permanente Project)	A3/A-1	2,000,000	2,050,500

18	Certified Annual Report

SCHEDULE OF INVESTMENTS, CONTINUED
Thornburg California Limited Term Municipal Fund	September 30, 2006

Issuer-Description	Credit Rating† Moody’s/S&P	Principal Amount	Value
Central Union High School District Imperial County Refunding, 5.00% due 8/1/2012 (Insured: FGIC)	Aaa/AAA	$830,000	$894,740
Central Valley School Districts Financing Authority, 0% due 2/1/2007 (Insured: MBIA)	Aaa/AAA	205,000	202,612
East Palo Alto Public Financing University Circle Gateway/101 Series A, 5.00% due 10/1/2014 (Insured: Radian)	Aa3/AA	670,000	716,934
East Palo Alto Public Financing University Circle Gateway/101 Series A, 5.00% due 10/1/2016 (Insured: Radian)	Aa3/AA	735,000	790,404
El Monte COP Senior Department Public Services Facility Phase II, 5.00% due 1/1/2009 (Insured: AMBAC)	Aaa/AAA	2,730,000	2,783,098
Escondido Joint Powers Financing Authority Lease Revenue Refunding, 0% due 9/1/2013 (California Center For The Arts Project; Insured: AMBAC)	Aaa/AAA	500,000	326,725
Fresno County Housing Authority Multi Family Revenue Refunding Series A, 4.90% due 11/1/2027 mandatory put 11/1/2007 (Creek Park Apartments Project; Collateralized: FNMA)	NR/AAA	400,000	403,628
Fresno Unified School District Series D, 5.00% due 8/1/2009 (ETM)	Aaa/AAA	545,000	558,325
Hawaiian Gardens Redevelopment Agency Refunding, 5.50% due 12/1/2008	NR/BBB+	575,000	595,045
Irvine California Improvement Bond Act 1915, 3.65% due 9/2/2022 put 10/2/2006 (LOC: State Street Bank & Trust) (daily demand notes)	VMIG1/A-1+	1,500,000	1,500,000
Kern High School District, 7.00% due 8/1/2010 (ETM)	A1/NR	165,000	185,547
Kern High School District Refunding Series A, 6.30% due 8/1/2011 (Insured: MBIA)	Aaa/AAA	500,000	556,715
Los Angeles Community Redevelopment Agency, 5.00% due 7/1/2009 (Cinerama Dome Public Parking Project; Insured: ACA)	NR/A	835,000	856,969
Los Angeles Community Redevelopment Agency, 5.75% due 7/1/2010 (Cinerama Dome Public Parking Project; Insured: ACA)	NR/A	435,000	453,257
Los Angeles COP, 5.00% due 2/1/2012 (Insured: MBIA)	Aaa/AAA	1,400,000	1,495,060
Los Angeles County Capital Asset Leasing Corp., 5.00% due 4/1/2008 (Insured: AMBAC)	Aaa/AAA	2,000,000	2,044,220
Los Angeles Department of Water & Power Revenue Series A, 5.25% due 7/1/2011 (Insured: MBIA)	Aaa/AAA	3,000,000	3,232,080
Los Angeles Multi Family Revenue, 5.85% due 12/1/2027 put 12/01/2007 (Collateralized: FNMA) (AMT)	NR/AAA	610,000	620,150
Los Angeles Unified School District Series E, 5.50% due 7/1/2012 (Insured: MBIA)	Aaa/AAA	2,500,000	2,757,100
Milpitas California Agency Tax Allocation Redevelopment Project Area No 1, 5.00% due 9/1/2015 (Insured: MBIA)	Aaa/AAA	2,000,000	2,150,240
Moorpark Mobile Home Park Revenue Series A, 5.80% due 5/15/2010 (Villa Delaware Arroyo Project; Insured: ACA)	NR/A	990,000	1,026,095
New Haven Unified School District Refunding, 12.00% due 8/1/2008 (Insured: FSA)	Aaa/AAA	1,000,000	1,145,160
Northern California Power Agency Public Power Revenue, 5.65% due 7/1/2007 (Geothermal Project 3-A) (ETM)	A2/BBB+	360,000	366,026
Northern California Power Agency Public Power Revenue, 5.65% due 7/1/2007 (Geothermal Project 3-A)	A2/BBB+	340,000	344,430
Northern California Power Agency Public Power Revenue Series A, 5.00% due 7/1/2009 (Geothermal Project Number 3)	A2/BBB+	4,000,000	4,003,480
Norwalk California Redevelopment Agency Refunding Tax Allocation, 5.00% due 10/1/2014 (Insured: MBIA)	Aaa/AAA	625,000	681,081
Oakland Redevelopment Agency, 7.40% due 5/1/2007 (Insured: AMBAC)	Aaa/AAA	20,000	20,061
Orange County Airport Revenue Bond, 6.00% due 7/1/2007 (Insured: MBIA)	Aaa/AAA	1,000,000	1,017,820
Oxnard Financing Authority Solid Waste Refunding, 5.00% due 5/1/2013 (Insured:AMBAC) (AMT)	NR/AAA	2,115,000	2,238,495
Piedmont Unified School District Series B, 0% due 8/1/2013 pre-refunded 8/1/2007	Aa3/NR	1,000,000	674,240
Pittsburg California Redevelopment Agency Tax Allocation Refunding, 5.25% due 8/1/2012 (Los Medanos Community Development Project A; Insured: MBIA)	Aaa/AAA	3,350,000	3,644,096
Pomona Unified School District Refunding Series A, 6.10% due 2/1/2010 (Insured: MBIA)	Aaa/AAA	320,000	345,984
Richmond Joint Powers Financing Authority Refunding Lease & Gas Tax Series A, 5.25% due 5/15/2013	NR/BBB	2,000,000	2,027,580
Sacramento California City Financing Authority, 0% due 11/1/2014 (Insured: MBIA)	Aaa/AAA	3,310,000	2,426,230
Sacramento County Sanitation District Financing Authority Revenue Series A, 5.75% due 12/1/2009	Aa3/AA	560,000	596,798
Sacramento Municipal Utility District Electric Revenue Refunding Series C, 5.75% due 11/15/2007 (ETM)	Aaa/AAA	330,000	330,624
Salinas Redevelopment Agency Tax Allocation Series A, 0% due 11/1/2022 (Insured: FSA)	Aaa/AAA	1,450,000	608,507

Certified Annual Report	19

SCHEDULE OF INVESTMENTS, CONTINUED
Thornburg California Limited Term Municipal Fund	September 30, 2006

Issuer-Description	Credit Rating† Moody’s/S&P	Principal Amount	Value
San Bernardino County Multi Family Housing Revenue Refunding Series A, 4.75% due 12/15/2031 put 12/15/2011 (Collateralized: FNMA)	Aaa/NR	$3,000,000	$3,109,140
San Bernardino County Special Taxes Community Facilities District 2002-1, 5.10% due 9/1/2011	NR/NR	190,000	195,721
San Bernardino County Special Taxes Community Facilities District 2002-1, 5.20% due 9/1/2012	NR/NR	205,000	212,942
San Bernardino County Special Taxes Community Facilities District 2002-1, 5.30% due 9/1/2013	NR/NR	300,000	313,947
San Bernardino County Transportation Authority Sales Tax Revenue Series A, 6.00% due 3/1/2010 (ETM)	Aaa/AAA	720,000	749,304
San Diego County California COP, 5.625% due 9/1/2012 (Insured: AMBAC)	Aaa/AAA	500,000	531,370
San Diego County California COP Developmental Services Foundation, 5.50% due 9/1/2017	Baa3/BBB-	2,000,000	2,108,940
San Diego County Regional Airport Authority, 5.00% due 7/1/2013 (Insured: AMBAC) (AMT)	Aaa/AAA	1,000,000	1,064,110
San Diego Public Facilities Financing Authority Lease Revenue, 7.00% due 4/1/2007 (Insured: MBIA)	Aaa/AAA	425,000	432,280
San Francisco City & County Redevelopment Agency, 0% due 7/1/2010 (George R Moscone Project)	A1/AA-	1,380,000	1,198,075
San Francisco Laguna Honda Hospital Series I, 5.00% due 6/15/2014 (Insured: FSA)	Aaa/AAA	2,320,000	2,513,001
San Jose California Unified School District COP, 4.50% due 6/1/2011 (Insured: FGIC)	AAA/AAA	1,015,000	1,057,559
San Jose California Unified School District COP, 5.00% due 6/1/2013 (Insured: FGIC)	AAA/AAA	1,090,000	1,179,206
San Jose Evergreen Community College District Series C, 0% due 9/1/2011 crossover refunded 9/1/2010 (Insured: AMBAC)	Aaa/AAA	2,200,000	1,785,740
San Marcos Public Facilities Authority Revenue Community Facilities District 88-1, 0% due 3/1/2008 (ETM)	Aaa/NR	1,900,000	1,807,679
Seal Beach Redevelopment Agency Mobile Home Park Revenue Series A, 5.20% due 12/15/2013 (Insured: ACA)	NR/A	575,000	609,719
Southeast Resources Recovery Facilities Authority Lease Revenue Refunding Series B, 5.375% due 12/1/2013 (Insured: AMBAC)	Aaa/AAA	1,060,000	1,150,174
Southern California Public Power Authority, 5.15% due 7/1/2015 (Public Power Project; Insured: AMBAC)	Aaa/AAA	350,000	385,987
Southern California Public Power Authority, 5.15% due 7/1/2015 (Public Power Project; Insured: AMBAC)	Aaa/AAA	250,000	275,705
Stanton Multi Family Housing Revenue Bond Series 1997, 5.625% due 8/1/2029 put 8/1/2009 (Continental Gardens Project; Collateralized: FNMA)	NR/AAA	4,490,000	4,627,439
Val Verde Unified School District COP, 5.00% due 1/1/2014 (Insured: FGIC) (ETM)	Aaa/AAA	445,000	484,445
Val Verde Unified School District COP Series B, 5.00% due 1/1/2013 (Insured: FGIC)	Aaa/AAA	360,000	387,986
Val Verde Unified School District COP Series B, 5.00% due 1/1/2014 (Insured: FGIC)	Aaa/AAA	430,000	466,116
Ventura County Community College Series A, 5.00% due 8/1/2012 (Insured: MBIA)	Aaa/AAA	500,000	539,000
Victorville Redevelopment Agency Tax Allocation Bear Valley Road Special Escrow Fund A, 5.00% due 12/1/2014 (Insured: FSA)	Aaa/AAA	420,000	440,052
Walnut Valley Unified School District, 8.75% due 8/1/2010 (ETM)	Aaa/AAA	1,000,000	1,186,150
Walnut Valley Unified School District Series A, 6.80% due 2/1/2007 (Insured: MBIA)	Aaa/AAA	250,000	252,740
Walnut Valley Unified School District Series A, 6.90% due 2/1/2008 (Insured: MBIA)	Aaa/AAA	250,000	261,040
Walnut Valley Unified School District Series A, 7.00% due 8/1/2008 (Insured: MBIA)	Aaa/AAA	100,000	106,193
Washington Township Health Care District Revenue, 5.00% due 7/1/2009	A2/NR	450,000	460,422
West Contra Costa Unified School District Series A, 7.00% due 8/1/2008 (Insured: MBIA)	Aaa/AAA	655,000	695,564
Whittier Solid Waste Revenue Refunding Series A, 5.375% due 8/1/2014 (Insured: AMBAC)	Aaa/AAA	1,000,000	1,001,370

TOTAL INVESTMENTS — 97.26% (Cost $120,345,942)			$122,284,853
OTHER ASSETS LESS LIABILITIES — 2.74%			3,438,838

NET ASSETS — 100.00%			$125,723,691

20	Certified Annual Report

SCHEDULE OF INVESTMENTS, CONTINUED
Thornburg California Limited Term Municipal Fund	September 30, 2006

Footnote Legend

†	Credit ratings are unaudited. Rating changes may have occurred prior to or subsequent to the reporting period end.

See notes to financial statements.

Portfolio Abbreviations

To simplify the listings of securities, abbreviations are used per the table below:

ACA	Insured by American Capital Access

AMBAC	Insured by American Municipal Bond Assurance Corp.

AMT	Alternative Minimum Tax

COP	Certificates of Participation

ETM	Escrowed to Maturity

FGIC	Insured by Financial Guaranty Insurance Co.

FNMA	Collateralized by Federal National Mortgage Association

FSA	Insured by Financial Security Assurance Co.

GO	General Obligation

HFA	Housing Finance Authority

MBIA	Insured by Municipal Bond Investors Assurance

RADIAN	Insured by Radian Asset Assurance

SUMMARY OF SECURITY CREDIT RATINGS†

Ratings are a blend of Moody’s and Standard & Poor’s, using the higher rating. Some bonds are rated by only one service.

Certified Annual Report	21

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Thornburg California Limited Term Municipal Fund

To the Trustees and Shareholders of

Thornburg California Limited Term Municipal Fund

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Thornburg California Limited Term Municipal Fund (one of the Portfolios constituting Thornburg Investment Trust, hereafter referred to as the “Fund”) at September 30, 2006, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at September 30, 2006 by correspondence with the custodian, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

New York, New York

November 16, 2006

22	Certified Annual Report

EXPENSE EXAMPLE

Thornburg California Limited Term Municipal Fund	September 30, 2006 (Unaudited)

As a shareholder of the Fund, you incur two types of costs:

(1) transaction costs, including

(a) sales charges (loads) on purchase payments, for Class A shares;

(b) a deferred sales charge on redemptions of any part or all of a purchase of $1 million of Class A shares within 12 months of purchase;

(c) a deferred sales charge on redemptions of Class C shares within 12 months of purchase;

(2) ongoing costs, including management fees; distribution and/or service (12b-1) fees; and other Fund expenses.

This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested on March 31, 2006 and held until September 30, 2006.

Actual Expenses

The first line of the table at right provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table at right provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

	Beginning Account Value 3/31/06	Ending Account Value 9/30/06	Expenses Paid During Period† 3/31/06-9/30/06
Class A Shares
Actual	$1,000	$1,023.70	$4.98
Hypothetical*	$1,000	$1,020.15	$4.97

Class C Shares
Actual	$1,000	$1,022.40	$6.29
Hypothetical*	$1,000	$1,018.85	$6.27

Class I Shares
Actual	$1,000	$1,025.30	$3.36
Hypothetical*	$1,000	$1,021.75	$3.35

†	Expenses are equal to the annualized expense ratio for each class (A: 0.98%; C: 1.24%; and I: 0.66%) multiplied by the average account value over the period, multiplied by 183/365 to reflect the one-half year period.

*	Hypothetical assumes a rate of return of 5% per year before expenses.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Certified Annual Report	23

INDEX COMPARISON

Thornburg California Limited Term Municipal Fund	September 30, 2006 (Unaudited)

GROWTH OF A HYPOTHETICAL $10,000 INVESTMENT

Thornburg California Limited Term Municipal Fund Class A Total Returns versus Lehman

Brothers Five-Year Municipal Bond Index and Consumer Price Index

(February 28, 1987 to September 30, 2006)

AVERAGE ANNUAL TOTAL RETURNS

For the periods ended September 30, 2006 (with sales charge)

	1 Yr	5 Yrs	10 Yrs	Since Inception
A Shares (Incep: 2/19/87)	1.55%	2.44%	3.57%	4.83%
C Shares (Incep: 9/1/94)	2.30%	2.46%	3.36%	3.60%

FUND ATTRIBUTES

as of September 30, 2006

	Annualized Dist. Rate (@NAV)	SEC Yield	NAV	Maximum Offering Price
A Shares (Incep: 2/19/87)	3.36%	2.85%	$12.77	$12.96
C Shares (Incep: 9/1/94)	3.07%	2.59%	$12.78	$12.78

Performance data reflect past performance, which is no guarantee of future results. The performance data and graph do not reflect the deduction of taxes that a shareholder would pay on distributions or the redemption of Fund shares.

Returns reflect the reinvestment of dividends and capital gains as well as applicable sales charges. Class A shares are sold with a maximum sales charge of 1.50%. Class C shares assume deduction of a 0.50% contingent deferred sales charge (CDSC) for the first year only.

The Consumer Price Index (“CPI”) measures prices of a fixed basket of goods bought by a typical consumer, including food, transportation, shelter, utilities, clothing, medical care, entertainment and other items. The CPI, published by the Bureau of Labor Statistics in the Department of Labor, is based at 100 in 1982 and is released monthly. It is widely used as a cost-of-living benchmark to adjust Social Security payments and other payment schedules, union contracts and tax brackets. The CPI is also known as the cost-of-living index.

The Lehman Brothers Five-Year Municipal Bond Index is a rules-based, market-value-weighted index engineered for the long-term tax-exempt bond market. To be included in the index, bonds must have a minimum credit rating of Baa. The approximate maturity of the municipal bonds in the index is five years.

Unless otherwise noted, index returns reflect the reinvestment of income dividends and capital gains, if any, but do not reflect fees, brokerage commissions or other expenses of investing. Investors may not make direct investments into any index.

The SEC Yield is computed in accordance with SEC standards measuring the net investment income per share over a specified 30-day period expressed as a percentage of the maximum offering price of the Fund’s shares at the end of the period.

The distribution rate is calculated by taking the sum of the month’s total distribution factors and dividing this sum by a 30-day period and annualizing to 360-day year. The value is then divided by the ending Net Asset Value (NAV) to arrive at the annualized distribution yield. The yield is calculated on a periodic basis and is subject to change depending on the Fund’s NAV and current distributions.

24	Certified Annual Report

TRUSTEES AND OFFICERS

Thornburg California Limited Term Municipal Fund	September 30, 2006 (Unaudited)

Name, Age, Position Held with Fund Year Elected	Principal Occupation(s) During Past Five Years	Other Directorships Held by Trustee
INTERESTED TRUSTEES(1)(2)(4)

Garrett Thornburg, 60 Chairman of Trustees, Trustee since 1987(3)	CEO, Chairman and controlling shareholder of Thornburg Investment Management, Inc. (investment advisor) and Thornburg Securities Corporation (securities dealer); Chairman of Thornburg Limited Term Municipal Fund, Inc. (registered investment company) to 2004; CEO and Chairman of Thornburg Mortgage, Inc. (real estate investment trust); Chairman of Thornburg Mortgage Advisory Corporation (investment manager to Thornburg Mortgage, Inc.).	Director of Thornburg Mortgage, Inc. (real estate investment trust)

Brian J. McMahon, 50 Trustee since 2001, Member of Governance & Nominating Committee, President since 1997(5)(6)	President, Managing Director, Chief Investment Officer, and Co-Portfolio Manager of Thornburg Investment Management, Inc.; President of Thornburg Limited Term Municipal Fund, Inc. to 2004.	None

INDEPENDENT TRUSTEES(1)(2)(4)

David A. Ater, 61 Trustee since 1994, Member of Audit Committee and Governance & Nominating Committee	Principal in Ater & Associates, Santa Fe, NM (developer, planner and broker of residential and commercial real estate); owner, developer and broker for various real estate projects.	Director of Thornburg Mortgage, Inc. (real estate investment trust)

David D. Chase, 65 Chairman of Audit Committee, Trustee since 2000	Chairman, President, CEO, and Managing Member of Vestor Associates, LLC, the general partner of Vestor Partners, LP, Santa Fe, NM (private equity fund); Chairman and CEO of Vestor Holdings, Inc., Santa Fe, NM (merchant bank).	None

Eliot R. Cutler, 60 Chairman of Governance & Nominating Committee, Trustee since 2004	Partner, Akin, Gump, Strauss, Hauer & Feld, LLP, Washington, D.C. (law firm)	Director of Thornburg Mortgage, Inc. (real estate investment trust)

Susan H. Dubin, 57 Trustee since 2004, Member of Audit Committee	President of Dubin Investments, Ltd., Greenwich, CT (private investment fund); Director and officer of various charitable organizations.	None

Owen D. Van Essen, 52 Trustee since 2004, Member of Governance & Nominating Committee	President of Dirks, Van Essen & Murray, Santa Fe, NM (newspaper mergers and acquisitions).	None

James W. Weyhrauch, 47 Trustee since 1996, Member of Audit Committee	Real estate broker, Santa Fe Properties, Santa Fe, NM since 2004; President and CEO from 1997–2004, and Vice Chairman 2004 to date, Nambé Mills, Inc., Santa Fe, NM (manufacturer).	None

Certified Annual Report	25

TRUSTEES AND OFFICERS, CONTINUED
Thornburg California Limited Term Municipal Fund	September 30, 2006 (Unaudited)

Name, Age, Position Held with Fund Year Elected	Principal Occupation(s) During Past Five Years	Other Directorships Held by Trustee
OFFICERS OF THE FUND (WHO ARE NOT TRUSTEES)(1)(6)(7)

Steven J. Bohlin, 47 Vice President since 1987, Treasurer since 1989	Portfolio Manager, Co-Portfolio Manager, Vice President, and Managing Director of Thornburg Investment Management, Inc.; Vice President of Thornburg Limited Term Municipal Fund, Inc. to 2004.	Not applicable

George T. Strickland, 43 Vice President since 1996	Portfolio Manager, Vice President, and Managing Director of Thornburg Investment Management, Inc.; Vice President (to 2004) and Treasurer (2003–2004) of Thornburg Limited Term Municipal Fund, Inc.	Not applicable

William V. Fries, 67 Vice President since 1995	Portfolio Manager, Co-Portfolio Manager, Vice President, and Managing Director of Thornburg Investment Management, Inc.	Not applicable

Leigh Moiola, 39 Vice President since 2001	Vice President and Managing Director of Thornburg Investment Management, Inc.; Vice President of Thornburg Limited Term Municipal Fund, Inc. to 2004.	Not applicable

Kenneth Ziesenheim, 52 Vice President since 1995	Vice President and Managing Director of Thornburg Investment Management, Inc.; President of Thornburg Securities Corporation; Vice President of Thornburg Limited Term Municipal Fund, Inc. to 2004.	Not applicable

Alexander Motola, 36 Vice President since 2001	Portfolio Manager, Vice President, and Managing Director of Thornburg Investment Management, Inc. since 2001.	Not applicable

Wendy Trevisani, 35 Vice President since 1999	Co-Portfolio Manager since 2006, Managing Director since 2004, Vice President, and Associate Portfolio Manager of Thornburg Investment Management, Inc.; Vice President of Thornburg Limited Term Municipal Fund, Inc. to 2002.	Not applicable

Joshua Gonze, 43 Vice President since 1999	Managing Director since 2004, Associate Portfolio Manager and Vice President of Thornburg Investment Management, Inc.; Vice President of Thornburg Limited Term Municipal Fund, Inc. to 2004.	Not applicable

Brad Kinkelaar, 38 Vice President since 1999	Co-Portfolio Manager since 2002, Managing Director since 2004, Vice President since 2000, and Associate Portfolio Manager of Thornburg Investment Management, Inc.	Not applicable

Christopher Ihlefeld, 36 Vice President since 2003	Managing Director since 2006 and Associate Portfolio Manager and Vice President since 2002 of Thornburg Investment Management, Inc.; Vice President of Limited Term Municipal Fund, Inc., 2003–2004.	Not applicable

Leon Sandersfeld, 40 Vice President since 2003	Associate of Thornburg Investment Management, Inc. since 2002; Senior Staff Accountant, Farm Bureau Life Insurance Co. to 2002.	Not applicable

Sasha Wilcoxon, 32 Vice President since 2003, Secretary since 2006	Mutual Fund Support Service Department Manager since 2002 and Associate of Thornburg Investment Management, Inc.	Not applicable

26	Certified Annual Report

TRUSTEES AND OFFICERS, CONTINUED
Thornburg California Limited Term Municipal Fund	September 30, 2006 (Unaudited)

Name, Age, Position Held with Fund Year Elected	Principal Occupation(s) During Past Five Years	Other Directorships Held by Trustee

Ed Maran, 48 Vice President since 2004	Co-Portfolio Manager since 2006, Vice President and Managing Director since 2005, and Associate Portfolio Manager since 2002 of Thornburg Investment Management, Inc.; Analyst, USAA 2001–2002.	Not applicable

Vinson Walden, 36 Vice President since 2004	Co-Portfolio Manager since 2006, Vice President and Managing Director since 2005, and Associate Portfolio Manager since 2002 of Thornburg Investment Management, Inc.; Associate Portfolio Manager, Ibis Management 2002–2004; Associate, Lehman Brothers to 2001.	Not applicable

Van Billops, 40 Vice President since 2006	Associate of Thornburg Investment Management, Inc.	Not applicable

Thomas Garcia, 35 Vice President since 2006	Vice President and Managing Director since 2004, and Associate Portfolio Manager of Thornburg Investment Management, Inc.	Not applicable

Lei Wang, 35 Vice President since 2006	Co-Portfolio Manager and Managing Director since 2006, and Associate Portfolio Manager since 2004 of Thornburg Investment Management, Inc.; Associate, Enso Capital Management, LLC 2002–2004; Associate, Deutsche Bank 2001–2002.	Not applicable

Connor Browne, 27 Vice President since 2006	Co-Portfolio Manager and Managing Director since 2006, and Associate Portfolio Manager since 2001 of Thornburg Investment Management, Inc.	Not applicable

(1)	Each person’s address is 119 East Marcy Street, Santa Fe, New Mexico 87501.

(2)	The Fund is one of twelve separate investment “Funds” or “series” of Thornburg Investment Trust (the “Trust”), which comprises the Thornburg mutual fund complex and is organized as a Massachusetts business trust. The Trust currently has twelve active Funds. Thornburg Investment Management, Inc. is the investment advisor to, and manages, the twelve Funds of the Trust. Each Trustee oversees the twelve Funds of the Trust.

(3)	Mr.Thornburg is considered an “interested” Trustee under the Investment Company Act of 1940 because he is a director and controlling shareholder of Thornburg Investment Management, Inc., the investment advisor to the twelve active Funds of the Trust, and is the sole director and controlling shareholder of Thornburg Securities Corporation, the distributor of shares for the Trust.

(4)	Each Trustee serves in office until the election and qualification of a successor.

(5)	Mr. McMahon is considered an “interested” Trustee because he is the president of Thornburg Investment Management, Inc.

(6)	The Trust’s president, secretary and treasurer each serve a one-year term or until the election and qualification of a successor; each other officer serves at the pleasure of the Trustees.

(7)	Assistant vice presidents, assistant secretaries and assistant treasurers are not shown.

The Statement of Additional Information for each Fund of the Trust includes additional information about the Trustees and is available, without charge and upon request, by calling 1-800-847-0200.

Certified Annual Report	27

OTHER INFORMATION

Thornburg California Limited Term Municipal Fund	September 30, 2006 (Unaudited)

PORTFOLIO PROXY VOTING

Policies and Procedures:

The Trust has delegated to Thornburg Investment Management, Inc. (the “Advisor”) voting decisions respecting proxies for the Fund’s voting securities. The Advisor makes voting decisions in accordance with its Proxy Voting Policy and Procedures. A description of the Policy and Procedures is available (i) without charge, upon request, by calling the Advisor toll-free at 1-800-847-0200, (ii) on the Thornburg website at www.thornburg.com, and (iii) on the Securities and Exchange Commission’s website at www.sec.gov.

Commencing August 31, 2004, information regarding how proxies were voted is available on or before August 31 of each year for the twelve months ending the preceding June 30. This information is available (i) without charge, upon request by calling the Advisor toll-free at 1-800-847-0200, (ii) on the Thornburg website at www.thornburg.com, and (iii) on the Securities and Exchange Commission’s website at www.sec.gov.

TAX INFORMATION

For the fiscal year ended September 30, 2006, 100% of dividends paid by the Fund are tax exempt dividends for Federal Income Tax purposes. The information and distributions reported herein may differ from the information and distributions taxable to the shareholders for the calendar year ending December 31, 2006.

AVAILABILITY OF QUARTERLY PORTFOLIO SCHEDULE

The Fund files with the Securities and Exchange Commission schedules of its portfolio holdings on Form N-Q for the first and third quarters of each fiscal year. The Fund’s Forms N-Q are available on the Commission’s website at www.sec.gov, or may be reviewed and copied at the Commission’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. The Fund also makes this information available on its website at www.thornburg.com/download or upon request by calling 1-800-847-0200.

TRUSTEES DELIBERATIONS RESPECTING RENEWAL OF INVESTMENT ADVISORY AGREEMENT

Thornburg Investment Management, Inc. (the “Advisor”) provides investment management services to Thornburg California Limited Term Municipal Fund pursuant to an investment advisory agreement. The Trustees consider the renewal of this agreement annually, and most recently determined to renew the agreement on September 12, 2006.

In connection with their general supervision of the Advisor, the Trustees receive and consider reports throughout the year from the Advisor on a range of matters, including (among other things) information respecting the Advisor’s management of the Fund’s investments. These reports include information about the Fund’s purchase and sale of portfolio investments and explanations from the Advisor respecting investment selections, the investment performance of the Fund, general appraisals of industry and economic prospects and factors, and other matters affecting the Fund and relating to the Advisor’s performance of services for the Fund.

In anticipation of their recent consideration of the advisory agreement’s renewal, the independent Trustees met with representatives of the Advisor in July 2006 to discuss the Trustees’ evaluation of the Advisor’s performance and to specify the information the Advisor would present to the Trustees for their review. The independent Trustees thereafter met in independent session to consider various factors respecting the agreement’s renewal, and met in a subsequent session with the Advisor’s chief investment officer to present questions. Following these sessions, the Trustees met on September 12, 2006 to consider a renewal of the advisory agreement.

The information below summarizes certain factors considered by the Trustees in connection with the determination to renew the advisory agreement. In determining to renew the advisory agreement, the Trustees did not identify any single factor as controlling, and this summary does not describe all of the matters considered by the Trustees in making their determination.

Quality of Services; Fund Investment Performance. In evaluating the nature, extent and quality of services provided by the Advisor to the Fund, and in reviewing the Fund’s investment performance, the Trustees primarily considered qualitative and quantitative information presented to the Trustees throughout the preceding year and in anticipation of their annual evaluation, including:

(i)	reports from portfolio management personnel respecting execution of portfolio investment strategies in prevailing market conditions;

(ii)	information respecting issuer, fiscal and economic developments;

(iii)	the Fund’s absolute investment performance and achievement of stated objectives;

(iv)	measures of the Fund’s investment performance over different periods of time relative to different categories of mutual funds sharing certain comparable characteristics and selected by independent firms, and relative to a broad based securities index; and

(v)	comparative measures of portfolio volatility, risk and return.

The Trustees also considered the Advisor’s staffing and other resources, the Advisor’s efforts to contain costs and expenses, the Advisor’s supervision of services provided to the Trust by

28	Certified Annual Report

OTHER INFORMATION, CONTINUED
Thornburg California Limited Term Municipal Fund	September 30, 2006 (Unaudited)

third party service providers, the Advisor’s performance of administrative, accounting and other services, the Advisor’s adherence to compliance and regulatory requirements, the Advisor’s responsiveness to the Trustees, and other factors. The Trustees noted that the value of comparisons of the Fund’s investment performance to mutual fund categories, and in particular to broad based securities indices, may be limited in some degree because the Fund’s investment objective and strategies, as defined in its prospectuses, are unique or may vary from the parameters for selecting the investments for other funds and the largely theoretical character of fixed income security indices.

In conducting their evaluation, the Trustees observed that the Advisor had continued to faithfully and competently pursue and achieve the Fund’s stated objectives, as reflected particularly by the Advisor’s selection of investments in accordance with the Fund’s stated strategies and the Fund’s investment returns. The Trustees also observed in conducting their evaluations the Fund’s average or better investment returns over most periods relative to a category of mutual funds selected by an independent mutual fund analyst firm and considered by the Trustees to be most comparable to the Fund of the categories reviewed, and the Fund’s performance relative to comparative measures of portfolio volatility and return.

The Trustees concluded, based upon these and other considerations, that the Advisor had actively and competently pursued the Fund’s stated investment objectives in accordance with the Fund’s investment policies stated in its prospectuses. The Trustees further concluded that the investment performance of the Fund was satisfactory in the context of the Fund’s objectives and policies.

Fees and Expenses; Profitability of Advisor. In reviewing the fees charged by the Advisor to the Fund, the Trustees primarily considered the fees charged by the Advisor and the other expenses charged to the Fund in light of the nature and quality of services provided, comparison of the actual Advisor’s fee and Fund expenses to the statement of fees and expenses in the Fund’s prospectuses, comparisons of the Advisor’s fee and other Fund expenses to median and average fees and expenses charged to a grouping of municipal debt mutual funds assembled by an independent mutual fund analyst firm, and comparisons of fees and expenses charged to the Fund with fees and expenses charged to other mutual funds. In addition, the Trustees considered the profitability of the Advisor compared to other investment management firms, and comparisons of the investment management fee rates charged by the Advisor to the Fund with rates charged to other clients and the differing types of services furnished to the Fund and the other clients. The Trustees noted that the overall expenses for the Fund were somewhat higher than average and median expenses for the grouping of mutual funds assembled by the mutual fund analyst firm, but that the difference was not notable in view of its degree and the other factors considered. The Trustees further noted in this regard that the Advisor is currently waiving a portion of the management fee, and that the reduced fee charged to the Fund was comparable to the average and median management fees for the group of mutual funds. The Trustees also observed in their review that fee rates charged by the Advisor to other clients of the Advisor were not directly comparable to rates charged to the Fund principally because of the significant differences in the services provided.

The Trustees concluded, based upon these and other considerations, that the fees charged to the Fund by the Advisor were fair and reasonable in view of the services provided, the clear disclosure of these fees and expenses in the Fund’s prospectuses, and fees and expenses charged to other mutual funds. The Trustees further concluded that there was no indication that the Advisor’s profitability was unusual, viewed in the context of the services provided, the performance of the Fund, and the fees and profitability of other investment management firms.

Economies of Scale. In reviewing the extent to which economies of scale would be realized by the Fund as it grows and whether fee levels reflect economies of scale, the Trustees considered the breakpoint structure for advisory fees chargeable to the Fund, the demonstrated economies of scale enjoyed other Funds of the Trust as they had grown in size, and economies of scale realized by other mutual funds. The Trustees concluded that the Fund may reasonably be expected to realize economies of scale for the benefit of its shareholders as it grows in size.

Ancillary Benefits to Advisor. In reviewing benefits enjoyed by the Advisor because of its relationship with the Fund, the Trustees considered the Advisor’s receipt of certain research services, favorable publicity received by the Advisor because of the superior investment performance of certain Funds of the Trust, and the benefits to the Fund from the Advisor’s expansion of its staffing and other resources to serve a broader variety of investment clients. The Trustees concluded, based upon these and other considerations, that there was no unusual or unfair benefit enjoyed by the Advisor, and that the Fund enjoyed benefits by virtue of the Advisor’s engagement by other investment clients.

Certified Annual Report	29

Trustees’ Statement to Shareholders

Not part of the Certified Annual Report

February 8, 2005

The Trustees are concerned that recent commentaries and opinions reported in the media may confuse investors in general as to the supervisory duties of trustees of mutual funds and, in particular, leave Thornburg Investment Trust shareholders uncertain regarding how we discharge our responsibilities in supervising the Funds’ investment advisor and in reviewing the advisor’s contract for renewal. We decided to spell out clearly three principal guidelines that we follow in supervising the Trust’s investment advisor on your behalf.

We begin with the premise that each shareholder selected his or her Fund because its investments are managed by the investment advisor identified in the prospectus and in accordance with the objective and policies described in the prospectus. We realize, as each of you do, that if you believe that your Fund’s stated objective and policies no longer serve your personal investment goals, you can sell your shares and leave the Fund.

Therefore, we believe that our primary supervisory task – our principal obligation to you – is to assess the nature and quality of the advisor’s services, and to confirm that the advisor actively and competently pursues the Fund’s objective, in accordance with the policies set out in the prospectus. To do this, we meet regularly with management to review your Fund’s portfolio and to discuss the advisor’s specific actions and judgments in pursuing the Fund’s objective. We do not substitute our own judgment for the advisor’s decisions in selecting investments; the advisor is paid to exercise its informed judgment on investment decisions, and we seek to confirm, in reviewing the advisor’s performance, that the advisor is doing just that.

Second, while we are conscious of costs and the effect that costs have on shareholders’ returns, we do not seek the lowest fees or expense ratio as our sole or primary objective. We try to make sure that your Fund’s fees and costs are reasonable in relationship to the services rendered and that they are generally in line with those charged by other expert investment advisors, consistent with our belief that the Fund’s investors searched for and expect that expertise and attention and have decided to pay a reasonable price for it. We do not put the management contract “out to bid” as a matter of course, and we would not do so unless we had concluded that the advisor materially had failed to pursue the Fund’s objectives in accordance with its policies, or for other equally important reasons. We believe that any other approach would be inconsistent with your interests and contrary to your expectations when you bought shares of the Fund in the first place.

Finally, because we believe that most Thornburg Fund shareholders have invested with a long-term perspective, we try not to focus too much on the fashions of the moment and on short-term performance. The market will not favor any specific investment objective or set of policies at all times and under all economic circumstances. A fund will experience periods of both high and low returns relative to other funds and other investments. Even if one of our Funds is not favored by the market at a particular time, we believe that the advisor is nonetheless obliged to remain true to the Fund’s objective and policies, and we watch to see that it does so.

30	This page is not part of the Annual Report.

Planning Options

Retirement and Education Accounts

Thornburg Investment Management offers retirement and education savings accounts that can help you meet a variety of planning challenges. For account applications or further information on any of the accounts below, please call 1-800-847-0200 or go to www.thornburg.com/ira. Your financial advisor can help you determine which plan is right for you.

Individual Retirement Accounts

Individual Retirement Accounts (IRAs) provide a tax-advantaged means to save money for the future. For a detailed outline of the difference between retirement accounts, see www.thornburg.com/ira. Rollovers are available. Call 1-800-847-0200 for more information.

Traditional IRAs – Contributions to Traditional IRAs are tax deductible for eligible individuals, and withdrawals are taxed as additional ordinary income. You may contribute to an IRA if you receive compensation and are under 70 1/2, even if you are covered by an employer retirement plan.

Roth IRAs – Under a Roth IRA, there is no tax deduction for contributions, but there is no income tax on qualified withdrawals. For a more detailed comparison of Traditional and Roth IRAs, please see our web site at www.thornburg.com/ira.

SEP IRAs – Simplified Employee Pension (SEP) IRAs are established by employers. The employer is allowed a tax deduction for contributions made to the SEP Plan and makes contributions to each eligible employee’s SEP IRA on a discretionary basis.

SIMPLE IRAs – Savings Incentive Match Plan for Employees of Small Employers (SIMPLE) is designed to give small business owners a simplified method to establish and contribute to a retirement plan for employees. The employer is allowed a tax deduction for contributions and makes either matching or non-elective contributions to each eligible employee’s SIMPLE IRA. Employees may make salary deferral contributions.

403(b)

A special, tax-advantaged savings vehicle available only to employees of 501(c)(3) organizations, such as charitable, educational, scientific and religious organizations. 403(b) plans are also available to employees of public schools and universities.

Coverdell Education Savings Account

These savings accounts are designed to provide a way to save money for higher education expenses. In an Education Savings Account, earnings and interest grow tax free, and qualified withdrawals used to pay for eligible higher-education expenses are tax- and penalty-free.

Funds Available

The following funds are available in the accounts listed above:

•	Thornburg International Value Fund

•	Thornburg Value Fund

•	Thornburg Core Growth Fund

•	Thornburg Investment Income Builder Fund

•	Thornburg Global Opportunities Fund

•	Thornburg Limited Term U.S. Government Fund

•	Thornburg Limited Term Income Fund

This page is not part of the Annual Report.	31

The Firm

Thornburg Investment Management® is a privately held investment management company based in Santa Fe, New Mexico with assets under management of over $27 billion. Founded in 1982, the firm manages five equity funds, seven bond funds, and separate portfolios for select institutions and individuals.

Investment Philosophy

We seek to preserve and increase the real wealth of the Funds’ shareholders after accounting for inflation, taxes, and investment expenses.We’re committed to disciplined investing and controlling risk in all market environments through laddered bond and focused equity portfolios.

Portfolio Holdings Disclosure

We believe you should know about your portfolio. Our web site keeps investors informed of the Funds’ equity holdings. Go to www.thornburg.com/funds for commentary on our equity fund holdings.

Co-Ownership of Funds

We invest side-by-side with the Funds’ shareholders. Our employees have invested over $130 million in Thornburg Funds.

Investment Manager:	Distributor:

119 East Marcy Street Santa Fe, New Mexico 87501 800.847.0200	119 East Marcy Street Santa Fe, New Mexico 87501 800.847.0200

Thornburg Investment Management®

Strategies for Building Wealth

Thornburg California Limited Term Municipal Fund

I Shares

Informational Brochure and
Annual Report – September 30, 2006

The annual report and accompanying brochure are submitted for the general information of shareholders of the Fund. It is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus. If you have not received a prospectus, one can be obtained from your financial advisor, online at www.thornburg.com/download, or by calling 800-847-0200. Carefully consider information in the prospectus regarding the Fund's investment objectives and policies, risks, sales charges, expenses, experience of its management, marketability of shares, and other information. Read it carefully before you invest or send money. Performance data quoted represents past performance and does not guarantee future results.

Thornburg California Limited Term Municipal Fund

Laddering – an All Weather Strategy

The Fund will invest primarily in municipal obligations originating in California with the objective of obtaining as high a level of current income exempt from Federal and California state individual income taxes as is consistent, in the view of the Fund’s investment advisor, with preservation of capital.

The Fund offers California investors double tax-free yields (may be subject to Alternative Minimum Tax) in a laddered municipal bond portfolio with an average maturity of five years or less. Laddering involves building a portfolio of bonds with staggered maturities so that a portion of the portfolio matures each year; cash from maturing bonds, if not needed for other purposes, is invested in bonds with longer maturities at the far end of the ladder. The strategy is a good compromise for managing different types of risk.

Thornburg Bond Funds

•	Thornburg Limited Term Municipal Fund

•	Thornburg Intermediate Municipal Fund

•	Thornburg California Limited Term Municipal Fund

•	Thornburg New Mexico Intermediate Municipal Fund

•	Thornburg New York Intermediate Municipal Fund

•	Thornburg Limited Term U.S. Government Fund

•	Thornburg Limited Term Income Fund

Thornburg invests in short- and intermediate-term investment grade bonds. We ladder the maturities of individual bonds in the portfolios to moderate risk. Laddering involves building a portfolio of bonds with staggered maturities so that a portion of the portfolio will mature each year. We apply this disciplined process in all interest rate environments.

Thornburg Equity Funds

•	Thornburg Value Fund

•	Thornburg International Value Fund

•	Thornburg Core Growth Fund

•	Thornburg Investment Income Builder Fund

•	Thornburg Global Opportunities Fund

Thornburg’s equity research uses a fundamental, yet comprehensive, analytical approach. We invest when and where we perceive compelling value. Thornburg equity funds focus on a limited number of securities so that each holding can impact performance. The equity team searches for firms believed to have a promising future and seeks to buy shares of those companies at a discount to their intrinsic value.

More information at www.thornburg.com

Reduce paper clutter.
Receive your shareholder reports and prospectus online instead of through traditional mail.
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www.thornburg.com/edelivery

2	This page is not part of the Annual Report.

Message

from the Chairman

Garrett Thornburg

Chairman & CEO

November 10, 2006

Dear Fellow Shareholder:

Thornburg Investment Management has a clear mission: to preserve and increase the real wealth of our shareholders. We aspire to accomplish this through a family of laddered bond funds that focus on quality, stability, and minimization of risk over time, and through a range of equity funds that redefine traditional measures of value and growth.

Our bond funds have always been managed using the highly disciplined approach of laddering short and intermediate bond maturities, seeking to provide both an attractive return and stability of principal. Laddering is an all-weather strategy, designed to perform in uncertain markets like the ones we have seen in the last two years. Moreover, all of the bond funds focus on buying investment-grade securities. We have found this strategy to be the best at managing both interest-rate risk and credit risk, and we believe this approach has served our shareholders well over time.

An exciting event occurred recently, Thornburg Investment Management is the first U.S. investment manager to complete the independent certification process and receive the CEFEX Certification for Fiduciary Excellence. The Centre for Fiduciary Excellence (CEFEX) is an independent rating and certification organization, providing comprehensive assessments that measure risk and trustworthiness of investment fiduciaries. We are proud to have received certificate #1 from CEFEX for investment managers.

Our bond fund portfolio managers have many years of experience. We are proud of this consistency and experience and look forward to many more successful years with them at the helm.

Thank you for investing with us. We will do our best to continue to earn your trust every day.

Sincerely,

Garrett Thornburg
Chairman & CEO

This page is not part of the Annual Report.	3

2006 Certified Annual Report

Thornburg California Limited Term Municipal Fund

I Shares – September 30, 2006

This report is certified under the Sarbanes-Oxley Act of 2002, which requires that public companies, including mutual funds, affirm that the information provided in their annual and semiannual shareholder reports fully and fairly represents their financial position.

4	Certified Annual Report

Important Information

Performance data represent past performance and do not guarantee future results. Investment return and principal value will fluctuate. Upon redemption, an investor’s shares may be worth more or less than their original cost. Current returns may be lower or higher than those shown. For performance current to the most recent month end, visit www.thornburg.com.

Minimum investments for Class I shares are higher than those for other classes. Returns reflect the reinvestment of dividends and capital gains. There is no up front sales charge for this class of shares.

Shares in the Fund carry risks, including possible loss of principal. As with direct bond ownership, funds that invest in bonds are subject to certain risks including interest-rate risk, credit risk, and inflation risk. The principal value of bond funds will fluctuate relative to changes in interest rates, decreasing when interest rates rise. Unlike bonds, bond funds have ongoing fees and expenses. Shares in the Fund are not deposits or obligations of, or guaranteed or endorsed by, any bank, the Federal Deposit Insurance Corporation, the Federal Reserve Board or any government agency. There is no guarantee that the Fund will meet its investment objectives.

The information presented on the following pages was current as of September 30, 2006. The manager’s views, portfolio holdings, and sector diversification are historical and subject to change. This material should not be deemed a recommendation to buy or sell any of the securities mentioned.

The matters discussed in this report may constitute forward-looking statements made pursuant to the safe harbor provisions of the Securities Litigation Reform Act of 1995. These include any advisor or portfolio manager prediction, assessment, analysis or outlook for individual securities, industries, investment styles, market sectors and/or markets. These statements involve risks and uncertainties. In addition to the general risks described for each fund in its current prospectus, other factors bearing on these reports include the accuracy of the advisor’s or portfolio manager’s forecasts and predictions, the appropriateness of the investment strategies designed by the advisor or portfolio manager and the ability of the advisor or portfolio manager to implement their strategies efficiently and successfully. Any one or more of these factors, as well as other risks affecting the securities markets generally, could cause the actual results of any fund to differ materially as compared to its benchmarks.

Glossary

The Lehman Brothers Five-Year Municipal Bond Index – A rules-based, market-value-weighted index engineered for the long-term tax-exempt bond market. To be included in the index, bonds must have a minimum credit rating of Baa. The approximate maturity of the municipal bonds in the index is five years. Unless otherwise noted, index returns reflect the reinvestment of income dividends and capital gains, if any, but do not reflect fees, brokerage commissions or other expenses of investing. Investors may not make direct investments into any index.

Duration – The measure of the price sensitivity of a fixed-income security to an interest rate change of 100 basis points. Calculation is based on the weighted average of the present values for all cash flows.

Weighted Average Maturity – A weighted average of all the effective maturities of the bonds in a portfolio. Effective maturity takes into consideration mortgage prepayments, puts, sinking funds, adjustable coupons, and other features of individual bonds and is thus a more accurate measure of interest-rate sensitivity. Longer-maturity funds are generally considered more interest-rate sensitive than their shorter counterparts.

Fed Funds Rate – The interest rate at which a depository institution lends immediately available funds (balances at the Federal Reserve) to another depository institution overnight.

Treasury Notes – a debt obligation of the US government backed by the “full faith and credit” of the government. Notes are intermediate to long term investments typically issued in maturities of two, five and ten years. Interest is paid semi-annually.

Certified Annual Report	5

Letter to Shareholders

George Strickland

Portfolio Manager

October 17, 2006

Dear Fellow Shareholder:

I am pleased to present the Annual Report for the Thornburg California Limited Term Municipal Fund. The net asset value of the I shares decreased by 2 cents to $12.78 during the twelve months ended September 30, 2006. If you were with us for the entire period, you received dividends of 44.5 cents per share. If you reinvested dividends, you received 45.2 cents per share.

Over the last twelve months, interest rates on bonds that mature in ten years or less have risen, while interest rates on long-term bonds have fallen. Higher interest rates on short-term bonds have lowered the price of most of the bonds owned by the Fund somewhat, but have allowed us to buy new bonds at higher yields and increase the yield of the portfolio. The Class I shares of your Fund produced a total return of 3.39% over the twelve month period ended September 30, 2006, compared to a 3.01% return for the Lehman Five Year Municipal Bond Index. Several of the bond positions in the Fund were upgraded by rating agencies due to a strong California economy and other factors. This contributed to performance and helped the Fund outperform the index.

After rising for most of the year, bond yields fell in the third quarter of 2006 because the bond market started to anticipate a slower economy, reduced inflation, and a lower Fed Funds rate. While such an outcome is certainly possible, we believe the preponderance of evidence points to continued economic growth and a Federal Reserve that must stay on high alert to avoid inflationary acceleration.

The current case for a weak economy revolves around the detrimental effects of a declining housing market. However, slackness in residential housing is being countered with strength in commercial real estate, capital spending, state and federal government spending, and exports. Some consumers are feeling pinched by higher rates on adjustable rate mortgages, but many more are enjoying higher incomes in an economy that has produced 1.8 million new jobs over the last twelve months. So consumer spending should continue growing, and may accelerate if oil and gas prices hold in their current ranges. This should drive the economy to solid, but not spectacular, growth.

No matter how you measure it, inflation has doubled over the last three years. The current levels are not terribly alarming, but they are significantly above the Federal Reserve’s comfort zone. Fed Chairman Bernanke has stated that he thinks inflation should moderate next year, but there are reasons to think that it might not. U.S. hourly earnings are rising at a 4% rate, up from 1.6% in early 2004, and import prices have been rising steadily. These and other pressures could keep inflation stubbornly in the Fed’s discomfort zone.

So, when we look at current yield curves – inverted for Treasury notes and bonds, and very flat for municipal bonds – it appears to us that the optimistic inflation scenario is already priced into the market. In order to justify today’s 4.8% 10-year Treasury note, one must assume the Federal Reserve will begin easing monetary policy fairly soon. That implies that inflation will drop back down below 2%. If all that unfolds as expected, then current levels are justified. If it does not, then interest rates should rise on intermediate and long-term bonds. Clearly, it seems that risks are somewhat skewed toward higher interest rates.

6	Certified Annual Report

Your Thornburg California Limited Term Municipal Fund is a laddered portfolio of over 100 municipal obligations from all over California. Today, your Fund’s weighted average maturity is 4.56 years. We ladder the maturity dates of the bonds in your portfolio so that some of the bonds are scheduled to mature during each of the coming years. Laddering short and intermediate bonds accomplishes two goals. First, the staggered bond maturities contained in a ladder defuse interest-rate risk and dampen the Fund’s price volatility. Second, laddering gives the Fund a steady cash flow stream from maturing bonds to reinvest toward the top of the ladder where yields are typically higher. The chart below describes the percentages of your Fund’s bond portfolio maturing in each of the coming years.

% of portfolio maturing	Cumulative % maturing
1 year = 10.2%	Year 1 = 10.2%
1 to 2 years = 9.9%	Year 2 = 20.1%
2 to 3 years = 12.9%	Year 3 = 33.0%
3 to 4 years = 9.9%	Year 4 = 42.9%
4 to 5 years = 9.1%	Year 5 = 52.0%
5 to 6 years = 14.6%	Year 6 = 66.6%
6 to 7 years = 8.7%	Year 7 = 75.3%
7 to 8 years = 7.2%	Year 8 = 82.5%
8 to 9 years = 7.5%	Year 9 = 90.0%
Over 9 years = 10.0%	Over 9 years = 100.0%

Percentages can and do vary. Data as of 9/30/06.

We took advantage of rising rates to extend the duration of the Fund over the last year. We are now firmly in neutral territory and the ladder is fairly evenly distributed (just a little light in the last three years). We are planning to gradually shorten portfolio duration over time unless new opportunities open up to us over the next few months. If interest rates on long-term bonds rise, Thornburg laddered bond portfolios should outperform more aggressive bond strategies. If interest rates hold steady or decline, then Thornburg bond portfolios should produce compelling risk-adjusted returns.

California state general fund revenues surged 13.2% in the 2006 fiscal year on the strength of increases in capital gains taxes and income taxes related to stock options. The 2007 state budget forecasts spending growth over 9% and an ending budgetary reserve of just $2.1 billion. If tax revenues continue to grow rapidly, then the reserve balance should expand; but if the economy falters, the reserve will quickly disappear. State finances have improved dramatically, but are still very dependent upon volatile income taxes, and stock market and real estate values.

Other types of bonds, such as school district, utility, and health care bonds, are also generally showing solid credit characteristics. All the good news has, in our opinion, led market participants to take a very relaxed stance toward taking on credit risk. Yield spreads for lower investment grade and speculative grade bonds are well below long-term averages. While we are not anticipating impending doom for low quality bonds, we do believe it is prudent to keep credit quality high in the current environment. Your Fund is well diversified and 93% invested in bonds rated A or above by at least one of the major rating agencies.

Over the years, our practice of laddering a diversified portfolio of short and intermediate maturity municipal bonds has allowed your Fund to perform consistently well in varying interest rate environments. Thank you for investing in Thornburg California Limited Term Municipal Fund.

Sincerely,

George Strickland Portfolio Manager

Certified Annual Report	7

STATEMENT OF ASSETS AND LIABILITIES

Thornburg California Limited Term Municipal Fund	September 30, 2006

ASSETS
Investments at value (cost $120,345,942)	$122,284,853
Cash	157,780
Receivable for investments sold	1,810,277
Receivable for fund shares sold	185,396
Interest receivable	1,570,105
Prepaid expenses and other assets	30,732

Total Assets	126,039,143

LIABILITIES
Payable for fund shares redeemed	80,835
Payable to investment advisor and other affiliates (Note 3)	84,652
Accounts payable and accrued expenses	41,707
Dividends payable	108,258

Total Liabilities	315,452

NET ASSETS	$125,723,691

NET ASSETS CONSIST OF:
Net unrealized appreciation on investments	$1,938,762
Accumulated net realized gain (loss)	(1,074,077)
Net capital paid in on shares of beneficial interest	124,859,006

$125,723,691

NET ASSET VALUE:
Class A Shares:
Net asset value and redemption price per share
($80,588,639 applicable to 6,311,431 shares of beneficial interest outstanding - Note 4)	$12.77
Maximum sales charge, 1.50% of offering price	0.19

Maximum offering price per share	$12.96

Class C Shares:
Net asset value and offering price per share *
($16,801,080 applicable to 1,314,783 shares of beneficial interest outstanding - Note 4)	$12.78

Class I Shares:
Net asset value, offering and redemption price per share
($28,333,972 applicable to 2,216,877 shares of beneficial interest outstanding - Note 4)	$12.78

*	Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge. See notes to financial statements.

8	Certified Annual Report

STATEMENT OF OPERATIONS

Thornburg California Limited Term Municipal Fund	Year Ended September 30, 2006

INVESTMENT INCOME:
Interest income (net of premium amortized of $1,564,485)	$5,602,633

EXPENSES:
Investment advisory fees (Note 3)	693,537
Administration fees (Note 3)
Class A Shares	115,747
Class C Shares	22,679
Class I Shares	13,983
Distribution and service fees (Note 3)
Class A Shares	231,494
Class C Shares	182,739
Transfer agent fees
Class A Shares	44,232
Class C Shares	20,106
Class I Shares	20,539
Registration and filing fees
Class A Shares	69
Class C Shares	70
Class I Shares	69
Custodian fees (Note 3)	68,239
Professional fees	22,766
Accounting fees	12,865
Trustee fees	1,466
Other expenses	19,193

Total Expenses	1,469,793
Less:
Expenses reimbursed by investment advisor (Note 3)	(44,032)
Management fees waived by investment advisor (Note 3)	(95,215)
Distribution and service fees waived (Note 3)	(91,370)
Fees paid indirectly (Note 3)	(75,049)

Net Expenses	1,164,127

Net Investment Income	4,438,506

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) on Investments	(480,334)
Net change in unrealized appreciation (depreciation) of Investments	11,918

Net Realized and Unrealized Loss on Investments	(468,416)

Net Increase in Net Assets Resulting From Operations	$3,970,090

See notes to financial statements.

Certified Annual Report	9

STATEMENTS OF CHANGES IN NET ASSETS

Thornburg California Limited Term Municipal Fund

	Year Ended September 30, 2006	Year Ended September 30, 2005
INCREASE (DECREASE) IN NET ASSETS FROM:

OPERATIONS:
Net investment income	$4,438,506	$4,817,185
Net realized loss on investments	(480,334)	(139,338)
Increase (Decrease) in unrealized appreciation (depreciation) of investments	11,918	(2,988,040)

Net Increase (Decrease) in Net Assets Resulting from Operations	3,970,090	1,689,807

DIVIDENDS TO SHAREHOLDERS:
From net investment income
Class A Shares	(2,931,630)	(3,392,991)
Class C Shares	(529,444)	(533,799)
Class I Shares	(977,432)	(890,395)

FUND SHARE TRANSACTIONS (NOTE 4):
Class A Shares	(30,148,546)	(21,261,597)
Class C Shares	(3,174,793)	(1,532,552)
Class I Shares	(2,450,712)	5,630,725

Net Decrease in Net Assets	(36,242,467)	(20,290,802)

NET ASSETS:
Beginning of year	161,966,158	182,256,960

End of year	$125,723,691	$161,966,158

See notes to financial statements.

10	Certified Annual Report

NOTES TO FINANCIAL STATEMENTS

Thornburg California Limited Term Municipal Fund	September 30, 2006

NOTE 1 – ORGANIZATION

Thornburg California Limited Term Municipal Fund (the “Fund”) (formerly Thornburg Limited Term Municipal Fund –California Portfolio) is a diversified series of Thornburg Investment Trust (the “Trust”). The Trust is organized as a Massachusetts business trust under a Declaration of Trust dated June 3, 1987 and is registered as a diversified, open-end management investment company under the Investment Company Act of 1940, as amended. The Trust is currently issuing eleven series of shares of beneficial interest in addition to those of the Fund: Thornburg Limited Term Municipal Fund, Thornburg New York Intermediate Municipal Fund, Thornburg New Mexico Intermediate Municipal Fund, Thornburg Intermediate Municipal Fund, Thornburg Limited Term U.S. Government Fund, Thornburg Limited Term Income Fund, Thornburg Value Fund, Thornburg International Value Fund, Thornburg Core Growth Fund, Thornburg Investment Income Builder Fund, and Thornburg Global Opportunities Fund. Each series is considered to be a separate entity for financial reporting and tax purposes and bears expenses directly attributable to it. The Fund’s investment objective is to obtain as high a level of current income exempt from Federal and California state individual income tax as is consistent, in the view of the Fund's investment advisor, with the preservation of capital.

The Fund currently offers three classes of shares of beneficial interest, Class A, Class C, and Institutional Class (Class I) shares. Each class of shares of the Fund represents an interest in the same portfolio of investments, except that (i) Class A shares are sold subject to a front-end sales charge collected at the time the shares are purchased and bear a service fee, (ii) Class C shares are sold at net asset value without a sales charge at the time of purchase, but are subject to a contingent deferred sales charge upon redemption within one year, and bear both a service fee and a distribution fee, (iii) Class I shares are sold at net asset value without a sales charge at the time of purchase, and (iv) the respective classes may have different reinvestment privileges and conversion rights. Additionally, the Fund may allocate among its classes certain expenses, to the extent allowable to specific classes, including transfer agent fees, government registration fees, certain printing and postage costs, and administrative and legal expenses. Currently, class specific expenses of the Fund are limited to service and distribution fees, administrative fees, and certain registration and transfer agent expenses.

NOTE 2 – SIGNIFICANT ACCOUNTING POLICIES

Significant accounting policies of the Trust are as follows:

Valuation of Investments: The Trust determines the value of investments utilizing an independent pricing service approved by the Board of Trustees. Debt investment securities have a primary market over the counter and are valued on the basis of valuations furnished by the pricing service. The pricing service values portfolio securities at quoted bid prices, normally at 4:00 p.m. EST. When quotations are not readily available, securities are valued at evaluated prices as determined by the pricing service using methods which include consideration of yields or prices of municipal obligations of comparable quality, type of issue, coupon, maturity, and rating; and indications as to value from dealers and general market conditions. In any case where a price is not available from a pricing service for an investment, the Trust's valuation and pricing committee determines a fair value for the investment using factors approved by the Trustees. The valuation procedures used by the pricing service and the portfolio valuations received by the Fund are reviewed by the officers of the Trust under the general supervision of the Board of Trustees. Short-term obligations having remaining maturities of 60 days or less are valued at amortized cost, which approximates market value.

Federal Income Taxes: It is the policy of the Trust to comply with the provisions of the Internal Revenue Code applicable to “regulated investment companies” and to distribute all taxable (if any) and tax exempt income of the Fund to the shareholders. Therefore, no provision for Federal income tax is required.

When-Issued and Delayed Delivery Transactions: The Trust may engage in when-issued or delayed delivery transactions. To the extent the Trust engages in such transactions, it will do so for the purpose of acquiring portfolio securities consistent with the Fund's investment objectives and not for the purpose of investment leverage or to speculate on interest rate and or market changes. At the time the Trust makes a commitment to purchase a security on a when-issued basis, the Fund will record the transaction and reflect the value in determining its net asset value. When effecting such transactions, assets of an amount sufficient to make payment for the portfolio securities to be purchased will be segregated on the Fund’s records on the trade date. Securities purchased on a when-issued or delayed delivery basis do not earn interest until the settlement date.

Dividends: Net investment income of the Fund is declared daily as a dividend on shares for which the Fund has received payment. Dividends are paid monthly and are reinvested in additional shares of the Fund at net asset value per share at the close of business on the dividend payment date, or at the shareholder’s option, paid in cash. Net realized capital gains, to the extent available, will be distributed at least annually.

General: Securities transactions are accounted for on a trade date basis. Interest income is accrued as earned. Premiums and discounts on securities purchased are amortized to call dates or maturity dates of the respective securities. Realized gains and losses from the sale of securities are recorded on an identified cost basis. Net investment income (other than class specific expenses) and realized and unrealized gains and losses are allocated daily to each class of shares based upon the relative net asset value of outstanding shares (or the value of the dividend-eligible shares, as appropriate) of each class of

Certified Annual Report	11

NOTES TO FINANCIAL STATEMENTS, CONTINUED
Thornburg California Limited Term Municipal Fund	September 30, 2006

shares at the beginning of the day (after adjusting for the current capital shares activity of the respective class). Expenses common to all funds are allocated among the funds comprising the Trust based upon their relative net asset values or other appropriate allocation methods.

Guarantees and Indemnifications: Under the Trust’s organizational documents, its officers and Trustees are indemnified against certain liability arising out of the performance of their duties to the Fund. Additionally, in the normal course of business the Trust enters into contracts with service providers that contain general indemnification clauses. The Trust’s maximum exposure under these arrangements is unknown. However, based on experience, the Trust expects the risk of loss to be remote.

Use of Estimates: The preparation of financial statements, in conformity with generally accepted accounting principles, requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

NOTE 3 – INVESTMENT ADVISORY FEE AND OTHER TRANSACTIONS WITH AFFILIATES

Pursuant to an Investment Advisory Agreement, Thornburg Investment Management, Inc. (the “Advisor”) serves as the investment advisor and performs services for which the fees are payable at the end of each month. For the year ended September 30, 2006, these fees were payable at annual rates ranging from .50 of 1% to .225 of 1% per annum of the average daily net assets of the Fund. For the year ended September 30, 2006, the Advisor voluntarily waived investment Advisory fees of $95,215. The Trust also has entered into an Administrative Services Agreement with the Advisor, whereby the Advisor will perform certain administrative services for the shareholders of each class of the Fund’s shares, and for which fees will be payable at an annual rate of up to .125 of 1% per annum of the average daily net assets attributable to each class of shares. For the year ended September 30, 2006, the Advisor voluntarily reimbursed certain class specific expenses and administrative fees of $17,930 for Class A shares, $14,918 for Class C shares, and $11,184 for Class I shares.

The Trust has an underwriting agreement with Thornburg Securities Corporation (the “Distributor”, an affiliate of the Advisor), which acts as the distributor of the Fund’s shares. For the year ended September 30, 2006, the Distributor has advised the Fund that it earned no commissions from the sale of Class A shares, and collected contingent deferred sales charges aggregating $1,070 from redemptions of Class C shares of the Fund.

Pursuant to a Service Plan under Rule 12b-1 of the Investment Company Act of 1940, the Fund may reimburse to the Advisor amounts not to exceed .25 of 1% per annum of the average daily net assets attributable to each class of shares of the Fund for payments made by the Advisor to securities dealers and other persons for distribution of the Fund’s shares and to obtain various shareholder and distribution related services. The Advisor may pay out of its own resources additional expenses for distribution of the Fund’s shares.

The Trust also has adopted a Distribution Plan pursuant to Rule 12b-1, applicable only to the Fund’s Class C shares, under which the Fund compensates the Distributor for services in promoting the sale of Class C shares of the Fund at an annual rate of up to .75 of 1% per annum of the average daily net assets attributable to Class C shares. Total fees incurred by each class of shares of the Fund under their respective service and distribution plans and Class C distribution fees waived by the Distributor for the year ended September 30, 2006, are set forth in the Statement of Operations. Distribution fees in the amount of $91,370 were waived for Class C shares.

The Trust has an agreement with the custodian bank to indirectly pay a portion of the custodian’s fees through credits earned by the Fund’s cash on deposit with the bank. This deposit agreement is an alternative to overnight investments. Custodial fees have been adjusted to reflect amounts that would have been paid without this agreement, with a corresponding adjustment reflected as fees paid indirectly in the Statement of Operations. For the year ended September 30, 2006, fees paid indirectly were $75,049. This figure may include additional fees waived by the Custodian.

Certain officers and Trustees of the Trust are also officers and/or Directors of the Advisor and Distributor. The compensation of independent Trustees is borne by the Trust.

12	Certified Annual Report

NOTES TO FINANCIAL STATEMENTS, CONTINUED
Thornburg California Limited Term Municipal Fund	September 30, 2006

NOTE 4 – SHARES OF BENEFICIAL INTEREST

At September 30, 2006, there were an unlimited number of shares of beneficial interest authorized. Transactions in shares of beneficial interest were as follows:

	Year Ended September 30, 2006		Year Ended September 30, 2005
	Shares	Amount	Shares	Amount
Class A Shares
Shares sold	500,010	$6,354,937	851,431	$10,982,577
Shares issued to shareholders inreinvestment of dividends	157,167	1,996,487	174,031	2,241,423
Shares repurchased	(3,033,930)	(38,499,970)	(2,675,964)	(34,485,597)

Net Increase (Decrease)	(2,376,753)	$(30,148,546)	(1,650,502)	$(21,261,597)

Class C Shares
Shares sold	144,307	$1,835,245	306,700	$3,962,605
Shares issued to shareholders inreinvestment of dividends	30,762	391,006	27,743	357,622
Shares repurchased	(424,743)	(5,401,044)	(454,085)	(5,852,779)

Net Increase (Decrease)	(249,674)	$(3,174,793)	(119,642)	$(1,532,552)

Class I Shares
Shares sold	917,264	$11,673,302	1,134,747	$14,661,908
Shares issued to shareholders inreinvestment of dividends	61,670	784,049	54,521	702,734
Shares repurchased	(1,171,724)	(14,908,063)	(754,043)	(9,733,917)

Net Increase (Decrease)	(192,790)	$(2,450,712)	435,225	$5,630,725

NOTE 5 – SECURITIES TRANSACTIONS

For the year ended September 30, 2006, the Fund had purchase and sale transactions of investment securities (excluding short-term investments) of $34,798,962 and $75,002,476, respectively.

NOTE 6 – INCOME TAXES

At September 30, 2006, information on the tax components of capital is as follows:

Cost of investments for tax purpose	$120,345,942

Gross unrealized appreciation on a tax basis	$2,125,172
Gross unrealized depreciation on a tax basis	(186,261)

Net unrealized appreciation (depreciation) on investments (tax basis)	$1,938,911

At September 30, 2006, the Fund did not have any undistributed tax-exempt/ordinary net income or undistributed capital gains.

At September 30, 2006, the Fund had tax basis capital losses, which may be carried over to offset future capital gains. To the extent such carry forwards are used, capital gain distributions may be reduced to the extent provided by regulations.

Such capital loss carryovers expire as follows:

2007	$205,990
2008	214,571
2012	33,844
2014	148,124

$602,529

At September 30, 2006, the Fund had deferred capital losses occurring subsequent to October 31, 2005 of $471,548. For tax purposes, such losses will be reflected in the year ending September 30, 2007.

All dividends paid by the Fund for the year ended September 30, 2006 and September 30, 2005, represent exempt interest dividends, which are excludable by shareholders from gross income for Federal income tax purposes.

Certified Annual Report	13

NOTES TO FINANCIAL STATEMENTS, CONTINUED
Thornburg California Limited Term Municipal Fund	September 30, 2006

New Accounting Pronouncement:

On July 13, 2006, the Financial Accounting Standards Board issued Interpretation No. 48, “Accounting for Uncertainty in Income Taxes – an Interpretation of FASB Statement No. 109” (the “Interpretation”). The Interpretation prescribes a comprehensive model for how a company, including the Fund, should recognize, measure, present and disclose in its financial statements uncertain tax positions that the company has taken or expects to take on income tax returns, and also revises certain disclosure requirements. The Interpretation is effective for fiscal years beginning after December 15, 2006. Management has recently begun to evaluate the application of the Interpretation to the Fund and is not in a position at this time to estimate the significance of its impact, if any, on the Fund’s financial statements.

14	Certified Annual Report

FINANCIAL HIGHLIGHTS

Thornburg California Limited Term Municipal Fund

	Year Ended Sept. 30,		3 Months Ended June 30, 2004(c)			Year Ended June. 30,
	2006	2005			2004	2003	2002
Class I Shares:
PER SHARE PERFORMANCE
(for a share outstanding throughout the period)
Net asset value, beginning of period	$12.80	$13.03	$12.89		$13.22	$12.97	$12.79

Income from investment operations:
Net investment income	0.44	0.40	0.09		0.39	0.42	0.51
Net realized and unrealized gain (loss) on investments	(0.02)	(0.23)	0.14		(0.33)	0.25	0.18

Total from investment operations	0.42	0.17	0.23		0.06	0.67	0.69

Less dividends from:
Net investment income	(0.44)	(0.40)	(0.09)		(0.39)	(0.42)	(0.51)

Change in net asset value	(0.02)	(0.23)	0.14		(0.33)	0.25	0.18
NET ASSET VALUE, end of period	$12.78	$12.80	$13.03		$12.89	$13.22	$12.97

RATIOS/SUPPLEMENTAL DATA

Total return(a)	3.39%	1.31%	1.81%		0.46%	5.27%	5.48%
Ratios to average net assets:
Net investment income	3.50%	3.09%	2.85	%(b)	2.99%	3.20%	3.92%
Expenses, after expense reductions	0.66%	0.68%	0.67	%(b)	0.67%	0.65%	0.66%
Expenses, after expense reductions and net of custody credits	0.55%	0.67%	0.67	%(b)	0.67%	0.65%	0.65%
Expenses, before expense reductions	0.71%	0.73%	0.77	%(b)	0.78%	0.75%	0.84%

Portfolio turnover rate	25.77%	26.33%	4.18%		23.80%	26.03%	25.16%

Net assets at end of period (000)	$28,334	$30,843	$25,728		$22,929	$20,592	$10,133

(a)	Not annualized for periods less than one year.

(b)	Annualized.

(c)	The Fund’s fiscal year-end changed to September 30.

Certified Annual Report	15

SCHEDULE OF INVESTMENTS

Thornburg California Limited Term Municipal Fund	September 30, 2006

CUSIPS: CLASS A - 885-215-426, CLASS C - 885-215-418, CLASS I - 885-215-392

NASDAQ SYMBOLS: CLASS A - LTCAX, CLASS C - LTCCX, CLASS I - LTCIX

Issuer-Description	Credit Rating† Moody’s/S&P	Principal Amount	Value
ABAG Finance Authority, 4.75% due 10/1/2011 (California School of Mechanical Arts Project)	A3/NR	$435,000	$452,970
ABAG Finance Authority, 4.75% due 10/1/2012 (California School of Mechanical Arts Project)	A3/NR	455,000	475,034
Alum Rock Union Elementary School District GO Refunding Bonds, 8.00% due 9/1/2007 (Insured: FGIC)	Aaa/AAA	380,000	395,333
Bay Area Toll Bridge Revenue San Francisco Bay Area Series F, 5.00% due 4/1/2016	Aa3/AA	2,075,000	2,285,156
California Health Facilities Financing, 5.50% due 10/1/2006 (Sisters of Providence Project)	Aa2/AA	1,235,000	1,235,111
California Health Facilities Financing Authority Revenue Refunding Series B, 5.25% due 10/1/2013 (Kaiser Permanente Project) (ETM)	A3/AAA	2,000,000	2,082,700
California HFA Revenue Series 1985-B, 9.875% due 2/1/2017	Aa2/AA-	670,000	687,440
California Infrastructure & Economic Development Bank Revenue, 5.00% due 7/1/2010 (Bay Area Toll Bridges Project; Insured: FSA) (ETM)	Aaa/AAA	1,000,000	1,055,190
California Mobile Home Park Financing Authority Series A, 4.75% due 11/15/2010 (Rancho Vallecitos Project; Insured: ACA)	NR/A	500,000	514,215
California Mobile Home Park Financing Authority Series A, 5.00% due 11/15/2013 (Rancho Vallecitos Project; Insured: ACA)	NR/A	570,000	597,200
California Pollution Control Financing Authority Solid Waste Disposal Revenue, 6.75% due 7/1/2011 (ETM)	Aaa/NR	2,290,000	2,436,926
California Pollution Control Financing Authority Solid Waste Disposal Revenue, 5.00% due 6/1/2018 put 6/1/2008	NR/BBB	1,100,000	1,115,829
California State Department of Transportation COP Refunding Series A, 5.25% due 3/1/2016 (Insured: MBIA)	Aaa/AAA	2,000,000	2,052,140
California State Department of Water Resources Power Series A, 5.50% due 5/1/2011 (Insured: MBIA)	Aaa/AAA	2,000,000	2,166,660
California State Department of Water Resources Series B-2, 3.66% due 5/1/2022 put 10/2/2006 (LOC: BNP Paribas) (daily demand notes)	VMIG1/A-1+	3,500,000	3,500,000
California State Economic Recovery Series C-1, 3.65% due 7/1/2023 put 10/2/2006 (Guaranty: Landesbank) (daily demand notes)	VMIG1/A-1+	350,000	350,000
California State GO, 7.50% due 10/1/2007 (Insured: MBIA)	Aaa/AAA	2,000,000	2,078,160
California State GO, 6.60% due 2/1/2010 (Insured: MBIA)	Aaa/AAA	560,000	613,502
California State GO, 6.50% due 9/1/2010 (Insured: AMBAC)	Aaa/AAA	1,250,000	1,384,200
California State GO, 5.50% due 3/1/2012 (Insured: FGIC)	Aaa/AAA	230,000	231,783
California State GO, 6.25% due 9/1/2012	A1/A+	3,000,000	3,343,950
California State GO Economic Recovery Series A, 5.00% due 1/1/2008	Aa3/AA+	1,000,000	1,018,960
California State GO Economic Recovery Series A, 5.25% due 7/1/2013	Aa3/AA+	2,500,000	2,740,575
California State Public Works Board Lease Revenue, 5.00% due 1/1/2015 (Department of Corrections Project; Insured: AMBAC)	Aaa/AAA	2,000,000	2,177,460
California State Public Works Board Lease Revenue, 5.50% due 6/1/2010 (Various Universities Project)	Aa2/AA-	530,000	559,240
California State Public Works Board Lease Revenue, 5.00% due 11/1/2015	Aa2/AA-	1,000,000	1,079,750
California State Refunding, 5.75% due 10/1/2010 (Insured: FSA)	Aaa/AAA	1,000,000	1,083,610
California State Veterans Bonds, 9.50% due 2/1/2010 (Insured: MBIA)	Aaa/AAA	1,000,000	1,184,250
California Statewide Community Development Authority COP, 5.30% due 12/1/2015 (ETM)	Aaa/AAA	2,600,000	2,700,022
California Statewide Community Development Authority Revenue, 5.125% due 6/1/2008 (Louisiana Orthopedic Hospital Foundation Project; Insured: AMBAC)	Aaa/AAA	595,000	607,233
California Statewide Community Development Authority Revenue COP, 6.50% due 8/1/2012 (Cedars Sinai Center Hospital Project; Insured: MBIA) California Statewide Community Development Authority Solid Waste Revenue,	Aaa/AAA	765,000	826,582
2.90% due 4/1/2011 put 4/1/2007 (Waste Management Inc. Project)	NR/BBB	1,000,000	994,500
California Statewide Community Development Series E, 4.70% due 11/1/2036 put 6/1/2009 (Kaiser Permanente Project)	A3/A-1	2,000,000	2,050,500

16	Certified Annual Report

SCHEDULE OF INVESTMENTS, CONTINUED
Thornburg California Limited Term Municipal Fund	September 30, 2006

Issuer-Description	Credit Rating† Moody’s/S&P	Principal Amount	Value
Central Union High School District Imperial County Refunding, 5.00% due 8/1/2012 (Insured: FGIC)	Aaa/AAA	$830,000	$894,740
Central Valley School Districts Financing Authority, 0% due 2/1/2007 (Insured: MBIA)	Aaa/AAA	205,000	202,612
East Palo Alto Public Financing University Circle Gateway/101 Series A, 5.00% due 10/1/2014 (Insured: Radian)	Aa3/AA	670,000	716,934
East Palo Alto Public Financing University Circle Gateway/101 Series A, 5.00% due 10/1/2016 (Insured: Radian)	Aa3/AA	735,000	790,404
El Monte COP Senior Department Public Services Facility Phase II, 5.00% due 1/1/2009 (Insured: AMBAC)	Aaa/AAA	2,730,000	2,783,098
Escondido Joint Powers Financing Authority Lease Revenue Refunding, 0% due 9/1/2013 (California Center For The Arts Project; Insured: AMBAC)	Aaa/AAA	500,000	326,725
Fresno County Housing Authority Multi Family Revenue Refunding Series A, 4.90% due 11/1/2027 mandatory put 11/1/2007 (Creek Park Apartments Project; Collateralized: FNMA)	NR/AAA	400,000	403,628
Fresno Unified School District Series D, 5.00% due 8/1/2009 (ETM)	Aaa/AAA	545,000	558,325
Hawaiian Gardens Redevelopment Agency Refunding, 5.50% due 12/1/2008	NR/BBB+	575,000	595,045
Irvine California Improvement Bond Act 1915, 3.65% due 9/2/2022 put 10/2/2006 (LOC: State Street Bank & Trust) (daily demand notes)	VMIG1/A-1+	1,500,000	1,500,000
Kern High School District, 7.00% due 8/1/2010 (ETM)	A1/NR	165,000	185,547
Kern High School District Refunding Series A, 6.30% due 8/1/2011 (Insured: MBIA)	Aaa/AAA	500,000	556,715
Los Angeles Community Redevelopment Agency, 5.00% due 7/1/2009 (Cinerama Dome Public Parking Project; Insured: ACA)	NR/A	835,000	856,969
Los Angeles Community Redevelopment Agency, 5.75% due 7/1/2010 (Cinerama Dome Public Parking Project; Insured: ACA)	NR/A	435,000	453,257
Los Angeles COP, 5.00% due 2/1/2012 (Insured: MBIA)	Aaa/AAA	1,400,000	1,495,060
Los Angeles County Capital Asset Leasing Corp., 5.00% due 4/1/2008 (Insured:AMBAC)	Aaa/AAA	2,000,000	2,044,220
Los Angeles Department of Water & Power Revenue Series A, 5.25% due 7/1/2011 (Insured: MBIA)	Aaa/AAA	3,000,000	3,232,080
Los Angeles Multi Family Revenue, 5.85% due 12/1/2027 put 12/01/2007 (Collateralized: FNMA) (AMT)	NR/AAA	610,000	620,150
Los Angeles Unified School District Series E, 5.50% due 7/1/2012 (Insured: MBIA)	Aaa/AAA	2,500,000	2,757,100
Milpitas California Agency Tax Allocation Redevelopment Project Area No 1, 5.00% due 9/1/2015 (Insured: MBIA)	Aaa/AAA	2,000,000	2,150,240
Moorpark Mobile Home Park Revenue Series A, 5.80% due 5/15/2010 (Villa Delaware Arroyo Project; Insured: ACA)	NR/A	990,000	1,026,095
New Haven Unified School District Refunding, 12.00% due 8/1/2008 (Insured: FSA)	Aaa/AAA	1,000,000	1,145,160
Northern California Power Agency Public Power Revenue, 5.65% due 7/1/2007 (Geothermal Project 3-A) (ETM)	A2/BBB+	360,000	366,026
Northern California Power Agency Public Power Revenue, 5.65% due 7/1/2007 (Geothermal Project 3-A)	A2/BBB+	340,000	344,430
Northern California Power Agency Public Power Revenue Series A, 5.00% due 7/1/2009 (Geothermal Project Number 3)	A2/BBB+	4,000,000	4,003,480
Norwalk California Redevelopment Agency Refunding Tax Allocation, 5.00% due 10/1/2014 (Insured: MBIA)	Aaa/AAA	625,000	681,081
Oakland Redevelopment Agency, 7.40% due 5/1/2007 (Insured:AMBAC)	Aaa/AAA	20,000	20,061
Orange County Airport Revenue Bond, 6.00% due 7/1/2007 (Insured: MBIA)	Aaa/AAA	1,000,000	1,017,820
Oxnard Financing Authority Solid Waste Refunding, 5.00% due 5/1/2013 (Insured:AMBAC) (AMT)	NR/AAA	2,115,000	2,238,495
Piedmont Unified School District Series B, 0% due 8/1/2013 pre-refunded 8/1/2007	Aa3/NR	1,000,000	674,240
Pittsburg California Redevelopment Agency Tax Allocation Refunding, 5.25% due 8/1/2012 (Los Medanos Community Development Project A; Insured: MBIA)	Aaa/AAA	3,350,000	3,644,096
Pomona Unified School District Refunding Series A, 6.10% due 2/1/2010 (Insured: MBIA)	Aaa/AAA	320,000	345,984
Richmond Joint Powers Financing Authority Refunding Lease & Gas Tax Series A, 5.25% due 5/15/2013	NR/BBB	2,000,000	2,027,580
Sacramento California City Financing Authority, 0% due 11/1/2014 (Insured: MBIA)	Aaa/AAA	3,310,000	2,426,230
Sacramento County Sanitation District Financing Authority Revenue Series A, 5.75% due 12/1/2009	Aa3/AA	560,000	596,798
Sacramento Municipal Utility District Electric Revenue Refunding Series C, 5.75% due 11/15/2007 (ETM)	Aaa/AAA	330,000	330,624
Salinas Redevelopment Agency Tax Allocation Series A, 0% due 11/1/2022 (Insured: FSA)	Aaa/AAA	1,450,000	608,507

Certified Annual Report	17

SCHEDULE OF INVESTMENTS, CONTINUED
Thornburg California Limited Term Municipal Fund	September 30, 2006

Issuer-Description	Credit Rating† Moody’s/S&P	Principal Amount	Value
San Bernardino County Multi Family Housing Revenue Refunding Series A, 4.75% due 12/15/2031 put 12/15/2011 (Collateralized: FNMA)	Aaa/NR	$3,000,000	$3,109,140
San Bernardino County Special Taxes Community Facilities District 2002-1, 5.10% due 9/1/2011	NR/NR	190,000	195,721
San Bernardino County Special Taxes Community Facilities District 2002-1, 5.20% due 9/1/2012	NR/NR	205,000	212,942
San Bernardino County Special Taxes Community Facilities District 2002-1, 5.30% due 9/1/2013	NR/NR	300,000	313,947
San Bernardino County Transportation Authority Sales Tax Revenue Series A, 6.00% due 3/1/2010 (ETM)	Aaa/AAA	720,000	749,304
San Diego County California COP, 5.625% due 9/1/2012 (Insured:AMBAC)	Aaa/AAA	500,000	531,370
San Diego County California COP Developmental Services Foundation, 5.50% due 9/1/2017	Baa3/BBB-	2,000,000	2,108,940
San Diego County Regional Airport Authority, 5.00% due 7/1/2013 (Insured:AMBAC) (AMT)	Aaa/AAA	1,000,000	1,064,110
San Diego Public Facilities Financing Authority Lease Revenue, 7.00% due 4/1/2007 (Insured: MBIA)	Aaa/AAA	425,000	432,280
San Francisco City & County Redevelopment Agency, 0% due 7/1/2010 (George R Moscone Project)	A1/AA-	1,380,000	1,198,075
San Francisco Laguna Honda Hospital Series I, 5.00% due 6/15/2014 (Insured: FSA)	Aaa/AAA	2,320,000	2,513,001
San Jose California Unified School District COP, 4.50% due 6/1/2011 (Insured: FGIC)	AAA/AAA	1,015,000	1,057,559
San Jose California Unified School District COP, 5.00% due 6/1/2013 (Insured: FGIC)	AAA/AAA	1,090,000	1,179,206
San Jose Evergreen Community College District Series C, 0% due 9/1/2011 crossover refunded 9/1/2010 (Insured:AMBAC)	Aaa/AAA	2,200,000	1,785,740
San Marcos Public Facilities Authority Revenue Community Facilities District 88-1, 0% due 3/1/2008 (ETM)	Aaa/NR	1,900,000	1,807,679
Seal Beach Redevelopment Agency Mobile Home Park Revenue Series A, 5.20% due 12/15/2013 (Insured:ACA)	NR/A	575,000	609,719
Southeast Resources Recovery Facilities Authority Lease Revenue Refunding Series B, 5.375% due 12/1/2013 (Insured:AMBAC)	Aaa/AAA	1,060,000	1,150,174
Southern California Public Power Authority, 5.15% due 7/1/2015 (Public Power Project; Insured:AMBAC)	Aaa/AAA	350,000	385,987
Southern California Public Power Authority, 5.15% due 7/1/2015 (Public Power Project; Insured:AMBAC)	Aaa/AAA	250,000	275,705
Stanton Multi Family Housing Revenue Bond Series 1997, 5.625% due 8/1/2029 put 8/1/2009 (Continental Gardens Project; Collateralized: FNMA)	NR/AAA	4,490,000	4,627,439
Val Verde Unified School District COP, 5.00% due 1/1/2014 (Insured: FGIC) (ETM)	Aaa/AAA	445,000	484,445
Val Verde Unified School District COP Series B, 5.00% due 1/1/2013 (Insured: FGIC)	Aaa/AAA	360,000	387,986
Val Verde Unified School District COP Series B, 5.00% due 1/1/2014 (Insured: FGIC)	Aaa/AAA	430,000	466,116
Ventura County Community College Series A, 5.00% due 8/1/2012 (Insured: MBIA)	Aaa/AAA	500,000	539,000
Victorville Redevelopment Agency Tax Allocation Bear Valley Road Special Escrow Fund A, 5.00% due 12/1/2014 (Insured: FSA)	Aaa/AAA	420,000	440,052
Walnut Valley Unified School District, 8.75% due 8/1/2010 (ETM)	Aaa/AAA	1,000,000	1,186,150
Walnut Valley Unified School District Series A, 6.80% due 2/1/2007 (Insured: MBIA)	Aaa/AAA	250,000	252,740
Walnut Valley Unified School District Series A, 6.90% due 2/1/2008 (Insured: MBIA)	Aaa/AAA	250,000	261,040
Walnut Valley Unified School District Series A, 7.00% due 8/1/2008 (Insured: MBIA)	Aaa/AAA	100,000	106,193
Washington Township Health Care District Revenue, 5.00% due 7/1/2009	A2/NR	450,000	460,422
West Contra Costa Unified School District Series A, 7.00% due 8/1/2008 (Insured: MBIA)	Aaa/AAA	655,000	695,564
Whittier Solid Waste Revenue Refunding Series A, 5.375% due 8/1/2014 (Insured:AMBAC)	Aaa/AAA	1,000,000	1,001,370

TOTAL INVESTMENTS — 97.26%(Cost $ 120,345,942)			$122,284,853
OTHER ASSETS LESS LIABILITIES — 2.74%			3,438,838

NET ASSETS — 100.00%			$125,723,691

18	Certified Annual Report

SCHEDULE OF INVESTMENTS, CONTINUED
Thornburg California Limited Term Municipal Fund	September 30, 2006

Footnote Legend

†	Credit ratings are unaudited. Rating changes may have occurred prior to or subsequent to the reporting period end.

See notes to financial statements.

Portfolio Abbreviations

To simplify the listings of securities, abbreviations are used per the table below:

ACA	Insured by American Capital Access
AMBAC	Insured by American Municipal Bond Assurance Corp.
AMT	Alternative Minimum Tax
COP	Certificates of Participation
ETM	Escrowed to Maturity
FGIC	Insured by Financial Guaranty Insurance Co.
FNMA	Collateralized by Federal National Mortgage Association
FSA	Insured by Financial Security Assurance Co.
GO	General Obligation
HFA	Housing Finance Authority
MBIA	Insured by Municipal Bond Investors Assurance
RADIAN	Insured by Radian Asset Assurance

SUMMARY OF SECURITY CREDIT RATINGS†

Ratings are a blend of Moody’s and Standard & Poor’s, using the higher rating. Some bonds are rated by only one service.

Certified Annual Report	19

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Thornburg California Limited Term Municipal Fund

To the Trustees and Class I Shareholders of

Thornburg California Limited Term Municipal Fund

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Thornburg California Limited Term Municipal Fund (one of the Portfolios constituting Thornburg Investment Trust, hereafter referred to as the “Fund”) at September 30, 2006, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for the Class I shares for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at September 30, 2006 by correspondence with the custodian, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

New York, New York

November 16, 2006

20	Certified Annual Report

EXPENSE EXAMPLE

Thornburg California Limited Term Municipal Fund	September 30, 2006 (Unaudited)

As a shareholder of the Fund, you incur ongoing costs, including management and administration fees and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested on March 31, 2006 and held until September 30, 2006.

Actual Expenses

The first line of the table at right provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table at right provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value 3/31/06	Ending Account Value 9/30/06	Expenses Paid During Period† 3/31/06-9/30/06
Class I Shares
Actual	$1,000	$1,025.30	$3.36
Hypothetical*	$1,000	$1,021.75	$3.35

†	Expenses are equal to the annualized expense ratio for Class I shares (0.66%) multiplied by the average account value over the period, multiplied by 183/365 to reflect the one-half year period.

*	Hypothetical assumes a rate of return of 5% per year before expenses.

Certified Annual Report	21

INDEX COMPARISON

Thornburg California Limited Term Municipal Fund	September 30, 2006 (Unaudited)

GROWTH OF A HYPOTHETICAL $10,000 INVESTMENT

Thornburg California Limited Term Municipal Fund Class I Total Returns versus Lehman

Brothers Five-Year Municipal Bond Index and Consumer Price Index

(April 1, 1997 to September 30, 2006)

AVERAGE ANNUAL TOTAL RETURNS

For the periods ended September 30, 2006

	1 Yr	5 Yrs	10 Yrs	Since Inception
I Shares (Incep: 4/1/97)	3.39%	3.09%	NA	4.08%

FUND ATTRIBUTES

as of September 30, 2006

	Annualized Dist. Rate	SEC Yield	NAV	Maximum Offering Price
I Shares (Incep: 4/1/97)	3.67%	3.20%	$12.78	$12.78

Performance data reflect past performance, which is no guarantee of future results. The performance data and graph do not reflect the deduction of taxes that a shareholder would pay on distributions or the redemption of Fund shares.

Returns reflect the reinvestment of dividends and capital gains. There is no up front sales charge for this class of shares.

The Consumer Price Index (“CPI”) measures prices of a fixed basket of goods bought by a typical consumer, including food, transportation, shelter, utilities, clothing, medical care, entertainment and other items. The CPI, published by the Bureau of Labor Statistics in the Department of Labor, is based at 100 in 1982 and is released monthly. It is widely used as a cost-of-living benchmark to adjust Social Security payments and other payment schedules, union contracts and tax brackets. The CPI is also known as the cost-of-living index.

The Lehman Brothers Five-Year Municipal Bond Index is a rules-based, market-value-weighted index engineered for the long-term tax-exempt bond market. To be included in the index, bonds must have a minimum credit rating of Baa. The approximate maturity of the municipal bonds in the index is five years.

Unless otherwise noted, index returns reflect the reinvestment of income dividends and capital gains, if any, but do not reflect fees, brokerage commissions or other expenses of investing. Investors may not make direct investments into any index.

The SEC Yield is computed in accordance with SEC standards measuring the net investment income per share over a specified 30-day period expressed as a percentage of the maximum offering price of the Fund’s shares at the end of the period.

The distribution rate is calculated by taking the sum of the month’s total distribution factors and dividing this sum by a 30-day period and annualizing to 360-day year. The value is then divided by the ending Net Asset Value (NAV) to arrive at the annualized distribution yield. The yield is calculated on a periodic basis and is subject to change depending on the Fund’s NAV and current distributions.

22	Certified Annual Report

TRUSTEES AND OFFICERS

Thornburg California Limited Term Municipal Fund	September 30, 2006 (Unaudited)

Name, Age, Position Held with Fund Year Elected	Principal Occupation(s) During Past Five Years	Other Directorships Held by Trustee
INTERESTED TRUSTEES(1)(2)(4)

Garrett Thornburg, 60 Chairman of Trustees, Trustee since 1987(3)	CEO, Chairman and controlling shareholder of Thornburg Investment Management, Inc. (investment advisor) and Thornburg Securities Corporation (securities dealer); Chairman of Thornburg Limited Term Municipal Fund, Inc. (registered investment company) to 2004; CEO and Chairman of Thornburg Mortgage, Inc. (real estate investment trust); Chairman of Thornburg Mortgage Advisory Corporation (investment manager to Thornburg Mortgage, Inc.).	Director of Thornburg Mortgage, Inc. (real estate investment trust)

Brian J. McMahon, 50 Trustee since 2001, Member of Governance & Nominating Committee, President since 1997(5)(6)	President, Managing Director, Chief Investment Officer, and Co-Portfolio Manager of Thornburg Investment Management, Inc.; President of Thornburg Limited Term Municipal Fund, Inc. to 2004.	None

INDEPENDENT TRUSTEES(1)(2)(4)

David A. Ater, 61 Trustee since 1994, Member of Audit Committee and Governance & Nominating Committee	Principal in Ater & Associates, Santa Fe, NM (developer, planner and broker of residential and commercial real estate); owner, developer and broker for various real estate projects.	Director of Thornburg Mortgage, Inc. (real estate investment trust)

David D. Chase, 65 Chairman of Audit Committee, Trustee since 2000	Chairman, President, CEO, and Managing Member of Vestor Associates, LLC, the general partner of Vestor Partners, LP, Santa Fe, NM (private equity fund); Chairman and CEO of Vestor Holdings, Inc., Santa Fe, NM (merchant bank).	None

Eliot R. Cutler, 60 Chairman of Governance & Nominating Committee, Trustee since 2004	Partner, Akin, Gump, Strauss, Hauer & Feld, LLP, Washington, D.C. (law firm)	Director of Thornburg Mortgage, Inc. (real estate investment trust)

Susan H. Dubin, 57 Trustee since 2004, Member of Audit Committee	President of Dubin Investments, Ltd., Greenwich, CT (private investment fund); Director and officer of various charitable organizations.	None

Owen D. Van Essen, 52 Trustee since 2004, Member of Governance & Nominating Committee	President of Dirks, Van Essen & Murray, Santa Fe, NM (newspaper mergers and acquisitions).	None

James W. Weyhrauch, 47 Trustee since 1996, Member of Audit Committee	Real estate broker, Santa Fe Properties, Santa Fe, NM since 2004; President and CEO from 1997–2004, and Vice Chairman 2004 to date, Nambé Mills, Inc., Santa Fe, NM (manufacturer).	None

Certified Annual Report	23

TRUSTEES AND OFFICERS, CONTINUED
Thornburg California Limited Term Municipal Fund	September 30, 2006 (Unaudited)

Name, Age, Position Held with Fund Year Elected	Principal Occupation(s) During Past Five Years	Other Directorships Held by Trustee
OFFICERS OF THE FUND (WHO ARE NOT TRUSTEES)(1)(6)(7)

Steven J. Bohlin, 47 Vice President since 1987, Treasurer since 1989	Portfolio Manager, Co-Portfolio Manager, Vice President, and Managing Director of Thornburg Investment Management, Inc.; Vice President of Thornburg Limited Term Municipal Fund, Inc. to 2004.	Not applicable

George T. Strickland, 43 Vice President since 1996	Portfolio Manager, Vice President, and Managing Director of Thornburg Investment Management, Inc.; Vice President (to 2004) and Treasurer (2003–2004) of Thornburg Limited Term Municipal Fund, Inc.	Not applicable

William V. Fries, 67 Vice President since 1995	Portfolio Manager, Co-Portfolio Manager, Vice President, and Managing Director of Thornburg Investment Management, Inc.	Not applicable

Leigh Moiola, 39 Vice President since 2001	Vice President and Managing Director of Thornburg Investment Management, Inc.; Vice President of Thornburg Limited Term Municipal Fund, Inc. to 2004.	Not applicable

Kenneth Ziesenheim, 52 Vice President since 1995	Vice President and Managing Director of Thornburg Investment Management, Inc.; President of Thornburg Securities Corporation; Vice President of Thornburg Limited Term Municipal Fund, Inc. to 2004.	Not applicable

Alexander Motola, 36 Vice President since 2001	Portfolio Manager, Vice President, and Managing Director of Thornburg Investment Management, Inc. since 2001.	Not applicable

Wendy Trevisani, 35 Vice President since 1999	Co-Portfolio Manager since 2006, Managing Director since 2004, Vice President, and Associate Portfolio Manager of Thornburg Investment Management, Inc.; Vice President of Thornburg Limited Term Municipal Fund, Inc. to 2002.	Not applicable

Joshua Gonze, 43 Vice President since 1999	Managing Director since 2004, Associate Portfolio Manager and Vice President of Thornburg Investment Management, Inc.; Vice President of Thornburg Limited Term Municipal Fund, Inc. to 2004.	Not applicable

Brad Kinkelaar, 38 Vice President since 1999	Co-Portfolio Manager since 2002, Managing Director since 2004, Vice President since 2000, and Associate Portfolio Manager of Thornburg Investment Management, Inc.	Not applicable

Christopher Ihlefeld, 36 Vice President since 2003	Managing Director since 2006 and Associate Portfolio Manager and Vice President since 2002 of Thornburg Investment Management, Inc.; Vice President of Limited Term Municipal Fund, Inc., 2003–2004.	Not applicable

Leon Sandersfeld, 40 Vice President since 2003	Associate of Thornburg Investment Management, Inc. since 2002; Senior Staff Accountant, Farm Bureau Life Insurance Co. to 2002.	Not applicable

Sasha Wilcoxon, 32 Vice President since 2003, Secretary since 2006	Mutual Fund Support Service Department Manager since 2002 and Associate of Thornburg Investment Management, Inc.	Not applicable

24	Certified Annual Report

TRUSTEES AND OFFICERS, CONTINUED
Thornburg California Limited Term Municipal Fund	September 30, 2006 (Unaudited)

Name, Age, Position Held with Fund Year Elected	Principal Occupation(s) During Past Five Years	Other Directorships Held by Trustee

Ed Maran, 48 Vice President since 2004	Co-Portfolio Manager since 2006, Vice President and Managing Director since 2005, and Associate Portfolio Manager since 2002 of Thornburg Investment Management, Inc.; Analyst, USAA 2001–2002.	Not applicable

Vinson Walden, 36 Vice President since 2004	Co-Portfolio Manager since 2006, Vice President and Managing Director since 2005, and Associate Portfolio Manager since 2002 of Thornburg Investment Management, Inc.; Associate Portfolio Manager, Ibis Management 2002–2004; Associate, Lehman Brothers to 2001.	Not applicable

Van Billops, 40 Vice President since 2006	Associate of Thornburg Investment Management, Inc.	Not applicable

Thomas Garcia, 35 Vice President since 2006	Vice President and Managing Director since 2004, and Associate Portfolio Manager of Thornburg Investment Management, Inc.	Not applicable

Lei Wang, 35 Vice President since 2006	Co-Portfolio Manager and Managing Director since 2006, and Associate Portfolio Manager since 2004 of Thornburg Investment Management, Inc.; Associate, Enso Capital Management, LLC 2002–2004; Associate, Deutsche Bank 2001–2002.	Not applicable

Connor Browne, 27 Vice President since 2006	Co-Portfolio Manager and Managing Director since 2006, and Associate Portfolio Manager since 2001 of Thornburg Investment Management, Inc.	Not applicable

(1)	Each person’s address is 119 East Marcy Street, Santa Fe, New Mexico 87501.

(2)	The Fund is one of twelve separate investment “Funds” or “series” of Thornburg Investment Trust (the “Trust”), which comprises the Thornburg mutual fund complex and is organized as a Massachusetts business trust. The Trust currently has twelve active Funds. Thornburg Investment Management, Inc. is the investment advisor to, and manages, the twelve Funds of the Trust. Each Trustee oversees the twelve Funds of the Trust.

(3)	Mr. Thornburg is considered an “interested” Trustee under the Investment Company Act of 1940 because he is a director and controlling shareholder of Thornburg Investment Management, Inc., the investment advisor to the twelve active Funds of the Trust, and is the sole director and controlling shareholder of Thornburg Securities Corporation, the distributor of shares for the Trust.

(4)	Each Trustee serves in office until the election and qualification of a successor.

(5)	Mr. McMahon is considered an “interested” Trustee because he is the president of Thornburg Investment Management, Inc.

(6)	The Trust’s president, secretary and treasurer each serve a one-year term or until the election and qualification of a successor; each other officer serves at the pleasure of the Trustees.

(7)	Assistant vice presidents, assistant secretaries and assistant treasurers are not shown.

The Statement of Additional Information for each Fund of the Trust includes additional information about the Trustees and is available, without charge and upon request, by calling 1-800-847-0200.

Certified Annual Report	25

OTHER INFORMATION

Thornburg California Limited Term Municipal Fund	September 30, 2006 (Unaudited)

PORTFOLIO PROXY VOTING

Policies and Procedures:

The Trust has delegated to Thornburg Investment

Management, Inc. (the “Advisor”) voting decisions respecting proxies for the Fund’s voting securities. The Advisor makes voting decisions in accordance with its Proxy Voting Policy and Procedures. A description of the Policy and Procedures is available (i) without charge, upon request, by calling the Advisor toll-free at 1-800-847-0200, (ii) on the Thornburg website at www.thornburg.com, and (iii) on the Securities and Exchange Commission’s website at www.sec.gov.

Commencing August 31, 2004, information regarding how proxies were voted is available on or before August 31 of each year for the twelve months ending the preceding June 30. This information is available (i) without charge, upon request by calling the Advisor toll-free at 1-800-847-0200, (ii) on the Thornburg website at www.thornburg.com, and (iii) on the Securities and Exchange Commission’s website at www.sec.gov.

TAX INFORMATION

For the fiscal year ended September 30, 2006, 100% of dividends paid by the Fund are tax exempt dividends for Federal Income Tax purposes. The information and distributions reported herein may differ from the information and distributions taxable to the shareholders for the calendar year ending December 31, 2006.

AVAILABILITY OF QUARTERLY PORTFOLIO SCHEDULE

The Fund files with the Securities and Exchange Commission schedules of its portfolio holdings on Form N-Q for the first and third quarters of each fiscal year. The Fund’s Forms N-Q are available on the Commission’s website at www.sec.gov, or may be reviewed and copied at the Commission’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. The Fund also makes this information available on its website at www.thornburg.com/download or upon request by calling 1-800-847-0200.

TRUSTEES DELIBERATIONS RESPECTING RENEWAL OF INVESTMENT ADVISORY AGREEMENT

Thornburg Investment Management, Inc. (the “Advisor”) provides investment management services to Thornburg California Limited Term Municipal Fund pursuant to an investment advisory agreement. The Trustees consider the renewal of this agreement annually, and most recently determined to renew the agreement on September 12, 2006.

In connection with their general supervision of the Advisor, the Trustees receive and consider reports throughout the year from the Advisor on a range of matters, including (among other things) information respecting the Advisor’s management of the Fund’s investments. These reports include information about the Fund’s purchase and sale of portfolio investments and explanations from the Advisor respecting investment selections, the investment performance of the Fund, general appraisals of industry and economic prospects and factors, and other matters affecting the Fund and relating to the Advisor’s performance of services for the Fund.

In anticipation of their recent consideration of the advisory agreement’s renewal, the independent Trustees met with representatives of the Advisor in July 2006 to discuss the Trustees' evaluation of the Advisor's performance and to specify the information the Advisor would present to the Trustees for their review. The independent Trustees thereafter met in independent session to consider various factors respecting the agreement’s renewal, and met in a subsequent session with the Advisor’s chief investment officer to present questions. Following these sessions, the Trustees met on September 12, 2006 to consider a renewal of the advisory agreement.

The information below summarizes certain factors considered by the Trustees in connection with the determination to renew the advisory agreement. In determining to renew the advisory agreement, the Trustees did not identify any single factor as controlling, and this summary does not describe all of the matters considered by the Trustees in making their determination.

Quality of Services; Fund Investment Performance. In evaluating the nature, extent and quality of services provided by the Advisor to the Fund, and in reviewing the Fund’s investment performance, the Trustees primarily considered qualitative and quantitative information presented to the Trustees throughout the preceding year and in anticipation of their annual evaluation, including:

(i)	reports from portfolio management personnel respecting execution of portfolio investment strategies in prevailing market conditions;

(ii)	information respecting issuer, fiscal and economic developments;

(iii)	the Fund’s absolute investment performance and achievement of stated objectives;

(iv)	measures of the Fund’s investment performance over different periods of time relative to different categories of mutual funds sharing certain comparable characteristics and selected by independent firms, and relative to a broad based securities index; and

(v)	comparative measures of portfolio volatility, risk and return.

The Trustees also considered the Advisor’s staffing and other resources, the Advisor’s efforts to contain costs and expenses, the Advisor’s supervision of services provided to the Trust by

26	Certified Annual Report

OTHER INFORMATION, CONTINUED
Thornburg California Limited Term Municipal Fund	September 30, 2006 (Unaudited)

third party service providers, the Advisor’s performance of administrative, accounting and other services, the Advisor’s adherence to compliance and regulatory requirements, the Advisor’s responsiveness to the Trustees, and other factors. The Trustees noted that the value of comparisons of the Fund’s investment performance to mutual fund categories, and in particular to broad based securities indices, may be limited in some degree because the Fund’s investment objective and strategies, as defined in its prospectuses, are unique or may vary from the parameters for selecting the investments for other funds and the largely theoretical character of fixed income security indices.

In conducting their evaluation, the Trustees observed that the Advisor had continued to faithfully and competently pursue and achieve the Fund’s stated objectives, as reflected particularly by the Advisor’s selection of investments in accordance with the Fund’s stated strategies and the Fund's investment returns. The Trustees also observed in conducting their evaluations the Fund’s average or better investment returns over most periods relative to a category of mutual funds selected by an independent mutual fund analyst firm and considered by the Trustees to be most comparable to the Fund of the categories reviewed, and the Fund's performance relative to comparative measures of portfolio volatility and return.

The Trustees concluded, based upon these and other considerations, that the Advisor had actively and competently pursued the Fund’s stated investment objectives in accordance with the Fund’s investment policies stated in its prospectuses. The Trustees further concluded that the investment performance of the Fund was satisfactory in the context of the Fund’s objectives and policies.

Fees and Expenses; Profitability of Advisor. In reviewing the fees charged by the Advisor to the Fund, the Trustees primarily considered the fees charged by the Advisor and the other expenses charged to the Fund in light of the nature and quality of services provided, comparison of the actual Advisor’s fee and Fund expenses to the statement of fees and expenses in the Fund’s prospectuses, comparisons of the Advisor’s fee and other Fund expenses to median and average fees and expenses charged to a grouping of municipal debt mutual funds assembled by an independent mutual fund analyst firm, and comparisons of fees and expenses charged to the Fund with fees and expenses charged to other mutual funds. In addition, the Trustees considered the profitability of the Advisor compared to other investment management firms, and comparisons of the investment management fee rates charged by the Advisor to the Fund with rates charged to other clients and the differing types of services furnished to the Fund and the other clients. The Trustees noted that the overall expenses for the Fund were somewhat higher than average and median expenses for the grouping of mutual funds assembled by the mutual fund analyst firm, but that the difference was not notable in view of its degree and the other factors considered. The Trustees further noted in this regard that the Advisor is currently waiving a portion of the management fee, and that the reduced fee charged to the Fund was comparable to the average and median management fees for the group of mutual funds. The Trustees also observed in their review that fee rates charged by the Advisor to other clients of the Advisor were not directly comparable to rates charged to the Fund principally because of the significant differences in the services provided.

The Trustees concluded, based upon these and other considerations, that the fees charged to the Fund by the Advisor were fair and reasonable in view of the services provided, the clear disclosure of these fees and expenses in the Fund’s prospectuses, and fees and expenses charged to other mutual funds. The Trustees further concluded that there was no indication that the Advisor’s profitability was unusual, viewed in the context of the services provided, the performance of the Fund, and the fees and profitability of other investment management firms.

Economies of Scale. In reviewing the extent to which economies of scale would be realized by the Fund as it grows and whether fee levels reflect economies of scale, the Trustees considered the breakpoint structure for advisory fees chargeable to the Fund, the demonstrated economies of scale enjoyed other Funds of the Trust as they had grown in size, and economies of scale realized by other mutual funds. The Trustees concluded that the Fund may reasonably be expected to realize economies of scale for the benefit of its shareholders as it grows in size.

Ancillary Benefits to Advisor. In reviewing benefits enjoyed by the Advisor because of its relationship with the Fund, the Trustees considered the Advisor's receipt of certain research services, favorable publicity received by the Advisor because of the superior investment performance of certain Funds of the Trust, and the benefits to the Fund from the Advisor’s expansion of its staffing and other resources to serve a broader variety of investment clients. The Trustees concluded, based upon these and other considerations, that there was no unusual or unfair benefit enjoyed by the Advisor, and that the Fund enjoyed benefits by virtue of the Advisor’s engagement by other investment clients.

Certified Annual Report	27

Trustees’ Statement to Shareholders

Not part of the Certified Annual Report

February 8, 2005

The Trustees are concerned that recent commentaries and opinions reported in the media may confuse investors in general as to the supervisory duties of trustees of mutual funds and, in particular, leave Thornburg Investment Trust shareholders uncertain regarding how we discharge our responsibilities in supervising the Funds’ investment advisor and in reviewing the advisor’s contract for renewal. We decided to spell out clearly three principal guidelines that we follow in supervising the Trust’s investment advisor on your behalf.

We begin with the premise that each shareholder selected his or her Fund because its investments are managed by the investment advisor identified in the prospectus and in accordance with the objective and policies described in the prospectus. We realize, as each of you do, that if you believe that your Fund’s stated objective and policies no longer serve your personal investment goals, you can sell your shares and leave the Fund.

Therefore, we believe that our primary supervisory task – our principal obligation to you – is to assess the nature and quality of the advisor’s services, and to confirm that the advisor actively and competently pursues the Fund’s objective, in accordance with the policies set out in the prospectus. To do this, we meet regularly with management to review your Fund’s portfolio and to discuss the advisor’s specific actions and judgments in pursuing the Fund’s objective. We do not substitute our own judgment for the advisor’s decisions in selecting investments; the advisor is paid to exercise its informed judgment on investment decisions, and we seek to confirm, in reviewing the advisor’s performance, that the advisor is doing just that.

Second, while we are conscious of costs and the effect that costs have on shareholders’ returns, we do not seek the lowest fees or expense ratio as our sole or primary objective. We try to make sure that your Fund’s fees and costs are reasonable in relationship to the services rendered and that they are generally in line with those charged by other expert investment advisors, consistent with our belief that the Fund’s investors searched for and expect that expertise and attention and have decided to pay a reasonable price for it. We do not put the management contract “out to bid” as a matter of course, and we would not do so unless we had concluded that the advisor materially had failed to pursue the Fund’s objectives in accordance with its policies, or for other equally important reasons. We believe that any other approach would be inconsistent with your interests and contrary to your expectations when you bought shares of the Fund in the first place.

Finally, because we believe that most Thornburg Fund shareholders have invested with a long-term perspective, we try not to focus too much on the fashions of the moment and on short-term performance. The market will not favor any specific investment objective or set of policies at all times and under all economic circumstances. A fund will experience periods of both high and low returns relative to other funds and other investments. Even if one of our Funds is not favored by the market at a particular time, we believe that the advisor is nonetheless obliged to remain true to the Fund’s objective and policies, and we watch to see that it does so.

28	This page is not part of the Annual Report.

Planning Options

Retirement and Education Accounts

Thornburg Investment Management offers retirement and education savings accounts that can help you meet a variety of planning challenges. For account applications or further information on any of the accounts below, please call 1-800-847-0200 or go to www.thornburg.com/ira. Your financial advisor can help you determine which plan is right for you.

Individual Retirement Accounts

Individual Retirement Accounts (IRAs) provide a tax-advantaged means to save money for the future. For a detailed outline of the difference between retirement accounts, see www.thornburg.com/ira. Rollovers are available. Call 1-800-847-0200 for more information.

Traditional IRAs – Contributions to Traditional IRAs are tax deductible for eligible individuals, and withdrawals are taxed as additional ordinary income. You may contribute to an IRA if you receive compensation and are under 70 1/2, even if you are covered by an employer retirement plan.

Roth IRAs – Under a Roth IRA, there is no tax deduction for contributions, but there is no income tax on qualified withdrawals. For a more detailed comparison of Traditional and Roth IRAs, please see our web site at www.thornburg.com/ira.

SEP IRAs – Simplified Employee Pension (SEP) IRAs are established by employers. The employer is allowed a tax deduction for contributions made to the SEP Plan and makes contributions to each eligible employee’s SEP IRA on a discretionary basis.

SIMPLE IRAs – Savings Incentive Match Plan for Employees of Small Employers (SIMPLE) is designed to give small business owners a simplified method to establish and contribute to a retirement plan for employees. The employer is allowed a tax deduction for contributions and makes either matching or non-elective contributions to each eligible employee’s SIMPLE IRA. Employees may make salary deferral contributions.

403(b)

A special, tax-advantaged savings vehicle available only to employees of 501(c)(3) organizations, such as charitable, educational, scientific and religious organizations. 403(b) plans are also available to employees of public schools and universities.

Coverdell Education Savings Account

These savings accounts are designed to provide a way to save money for higher education expenses. In an Education Savings Account, earnings and interest grow tax free, and qualified withdrawals used to pay for eligible higher-education expenses are tax- and penalty-free.

Funds Available

The following funds are available in the accounts listed above:

•	Thornburg International Value Fund

•	Thornburg Value Fund

•	Thornburg Core Growth Fund

•	Thornburg Investment Income Builder Fund

•	Thornburg Global Opportunities Fund

•	Thornburg Limited Term U.S. Government Fund

•	Thornburg Limited Term Income Fund

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30	This page is not part of the Annual Report.

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The Firm

Thornburg Investment Management® is a privately held investment management company based in Santa Fe, New Mexico with assets under management of over $27 billion. Founded in 1982, the firm manages five equity funds, seven bond funds, and separate portfolios for select institutions and individuals.

Investment Philosophy

We seek to preserve and increase the real wealth of the Funds’ shareholders after accounting for inflation, taxes, and investment expenses. We’re committed to disciplined investing and controlling risk in all market environments through laddered bond and focused equity portfolios.

Portfolio Holdings Disclosure

We believe you should know about your portfolio. Our web site keeps investors informed of the Funds’ equity holdings. Go to www.thornburg.com/funds for commentary on our equity fund holdings.

Co-Ownership of Funds

We invest side-by-side with the Funds’ shareholders. Our employees have invested over $130 million in Thornburg Funds.

Investment Manager:	Distributor:

119 East Marcy Street Santa Fe, New Mexico 87501 800.847.0200	119 East Marcy Street Santa Fe, New Mexico 87501 800.847.0200

Thornburg Investment Management®

Strategies for Building Wealth

The annual report and accompanying brochure are submitted for the general information of shareholders of the Fund. It is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus. If you have not received a prospectus, one can be obtained from your financial advisor, online at www.thornburg.com/download, or by calling 800-847-0200. Carefully consider information in the prospectus regarding the Fund's investment objectives and policies, risks, sales charges, expenses, experience of its management, marketability of shares, and other information. Read it carefully before you invest or send money. Performance data quoted represents past performance and does not guarantee future results.

Thornburg Intermediate Municipal Fund

Informational Brochure and
Annual Report – September 30, 2006

Thornburg Intermediate Municipal Fund

Laddering – an All Weather Strategy

The Fund’s primary investment goal is to obtain as high a level of current income exempt from Federal individual income taxes as is consistent, in the view of the Fund’s investment advisor, with preservation of capital (may be subject to Alternative Minimum Tax). The secondary goal of the Fund is to reduce expected changes in its share price compared to long-term bond portfolios.

This Fund is a laddered portfolio of municipal bonds with an average maturity of ten years or less. Laddering involves building a portfolio of bonds with staggered maturities so that a portion of the portfolio matures each year; cash from maturing bonds, if not needed for other purposes, is invested in bonds with longer maturities at the far end of the ladder. We regard the strategy as a good compromise for managing different types of risk.

Thornburg Bond Funds

•	Thornburg Limited Term Municipal Fund

•	Thornburg Intermediate Municipal Fund

•	Thornburg California Limited Term Municipal Fund

•	Thornburg New Mexico Intermediate Municipal Fund

•	Thornburg New York Intermediate Municipal Fund

•	Thornburg Limited Term U.S. Government Fund

•	Thornburg Limited Term Income Fund

•	Thornburg invests in short-and intermediate-term investment grade bonds. We ladder the maturities of individual bonds in the portfolios to moderate risk. Laddering involves building a portfolio of bonds with staggered maturities so that a portion of the portfolio will mature each year. We apply this disciplined process in all interest rate environments.

Thornburg Equity Funds

•	Thornburg Value Fund

•	Thornburg International Value Fund

•	Thornburg Core Growth Fund

•	Thornburg Investment Income Builder Fund

•	Thornburg Global Opportunities Fund

•	Thornburg’s equity research uses a fundamental, yet comprehensive, analytical approach. We invest when and where we perceive compelling value. Thornburg equity funds focus on a limited number of securities so that each holding can impact performance. The equity team searches for firms believed to have a promising future and seeks to buy shares of those companies at a discount to their intrinsic value.

More information at www.thornburg.com

Reduce paper clutter.
Receive your shareholder reports and prospectus online
instead of through traditional mail.
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www.thornburg.com/edelivery

2	This page is not part of the Annual Report.

Message

from the Chairman

Garrett Thornburg

Chairman & CEO

November 10, 2006

Dear Fellow Shareholder:

Thornburg Investment Management has a clear mission: to preserve and increase the real wealth of our shareholders. We aspire to accomplish this through a family of laddered bond funds that focus on quality, stability, and minimization of risk over time, and through a range of equity funds that redefine traditional measures of value and growth.

Our bond funds have always been managed using the highly disciplined approach of laddering short and intermediate bond maturities, seeking to provide both an attractive return and stability of principal. Laddering is an all-weather strategy, designed to perform in uncertain markets like the ones we have seen in the last two years. Moreover, all of the bond funds focus on buying investment-grade securities. We have found this strategy to be the best at managing both interest-rate risk and credit risk, and we believe this approach has served our shareholders well over time.

An exciting event occurred recently, Thornburg Investment Management is the first U.S. investment manager to complete the independent certification process and receive the CEFEX Certification for Fiduciary Excellence. The Centre for Fiduciary Excellence (CEFEX) is an independent rating and certification organization, providing comprehensive assessments that measure risk and trustworthiness of investment fiduciaries. We are proud to have received certificate #1 from CEFEX for investment managers.

Our bond fund portfolio managers have many years of experience. We are proud of this consistency and experience and look forward to many more successful years with them at the helm.

Thank you for investing with us. We will do our best to continue to earn your trust every day.

Sincerely,

Garrett Thornburg

Chairman & CEO

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2006

Certified Annual Report

Thornburg Intermediate Municipal Fund

September 30, 2006

This report is certified under the Sarbanes-Oxley Act of 2002, which requires that public companies, including mutual funds, affirm that the information provided in their annual and semiannual shareholder reports fully and fairly represents their financial position.

4	Certified Annual Report

Important Information

Performance data quoted represents past performance and does not guarantee future results. Investment return and principal value will fluctuate so that upon redemption, an investor’s shares may be worth more or less than their original cost. Current performance may be lower or higher than the data quoted. For performance data current to the most recent month end, visit www.thornburg.com.

The maximum sales charge for Class A shares is 2.00%. Class C shares assume deduction of a 0.60% contingent deferred sales charge (CDSC) for the first year only.

Performance data given at net asset value (NAV) does not take into account these sales charges. If the sales charges had been included, the performance would have been lower.

Shares in the Fund carry risks, including possible loss of principal. As with direct bond ownership, funds that invest in bonds are subject to certain risks including interest-rate risk, credit risk, and inflation risk. The principal value of bond funds will fluctuate relative to changes in interest rates, decreasing when interest rates rise. Unlike bonds, bond funds have ongoing fees and expenses. Shares in the Fund are not deposits or obligations of, or guaranteed or endorsed by, any bank, the Federal Deposit Insurance Corporation, the Federal Reserve Board or any government agency. There is no guarantee that the Fund will meet its investment objectives.

The information presented on the following pages was current as of September 30, 2006. The manager’s views, portfolio holdings, and sector diversification are historical and subject to change. This material should not be deemed a recommendation to buy or sell any of the securities mentioned.

The matters discussed in this report may constitute forward-looking statements made pursuant to the safe harbor provisions of the Securities Litigation Reform Act of 1995. These include any advisor or portfolio manager prediction, assessment, analysis or outlook for individual securities, industries, investment styles, market sectors and/or markets. These statements involve risks and uncertainties. In addition to the general risks described for each Fund in its current prospectus, other factors bearing on these reports include the accuracy of the advisor’s or portfolio manager’s forecasts and predictions, the appropriateness of the investment strategies designed by the advisor or portfolio manager and the ability of the advisor or portfolio manager to implement their strategies efficiently and successfully. Any one or more of these factors, as well as other risks affecting the securities markets generally, could cause the actual results of any fund to differ materially as compared to its benchmarks.

Glossary

The Merrill Lynch 7-12 Year Municipal Bond Index – A widely-accepted unmanaged market-weighted index comprised of fixed-rate, coupon bearing bonds issued within five years of the most recent month-end with greater than $50 million principal amount having a Moody’s investment grade rating and maturities of seven to twelve years.

Duration – The measure of the price sensitivity of a fixed-income security to an interest rate change of 100 basis points. Calculation is based on the weighted average of the present values for all cash flows.

Weighted Average Maturity – A weighted average of all the effective maturities of the bonds in a portfolio. Effective maturity takes into consideration mortgage prepayments, puts, sinking funds, adjustable coupons, and other features of individual bonds and is thus a more accurate measure of interest-rate sensitivity. Longer-maturity funds are generally considered more interest-rate sensitive than their shorter counterparts.

Fed Funds Rate – The interest rate at which a depository institution lends immediately available funds (balances at the Federal Reserve) to another depository institution overnight.

Treasury Notes – a debt obligation of the US government backed by the “full faith and credit” of the government. Notes are intermediate to long term investments typically issued in maturities of two, five and ten years. Interest is paid semi-annually.

Certified Annual Report	5

Letter to Shareholders

George Strickland

Portfolio Manager

October 15, 2006

Dear Fellow Shareholder:

I am pleased to present the Annual Report for the Thornburg Intermediate Municipal Fund. The net asset value of the Class A shares decreased by 3 cents to $13.30 during the twelve months ended September 30, 2006. If you were with us for the entire period, you received dividends of 49.4 cents per share. If you reinvested dividends, you received 50.3 cents per share. Investors who owned Class C shares received dividends of 46.2 and 46.9 cents per share, respectively.

Over the last twelve months, interest rates on bonds that mature in ten years or less have risen, while interest rates on long-term bonds have fallen. Since bond prices move in the opposite direction as yields, the longest bonds in the portfolio generally appreciated, while bonds at the short end of the Fund’s ladder generally depreciated in value. The Class A shares of your Fund produced a total return of 3.57% (at NAV) over the twelve month period ended September 30, 2006, compared to a 4.44% return for the Merrill Lynch 7-12 Year Municipal Bond Index. Unlike the Fund, the index does not have exposure to short-term bonds. Since the short-term bonds in the Fund underperformed the index, the Fund’s return lagged the index.

After rising for most of the year, bond yields fell in the third quarter of 2006 because the bond market started to anticipate a slower economy, reduced inflation, and a lower Fed Funds rate. While such an outcome is certainly possible, we believe the preponderance of evidence points to continued economic growth and a Federal Reserve that must stay on high alert to avoid inflationary acceleration.

The current case for a weak economy revolves around the detrimental effects of a declining housing market. However, slackness in residential housing is being countered with strength in commercial real estate, capital spending, state and federal government spending, and exports. Some consumers are feeling pinched by higher rates on adjustable rate mortgages, but many more are enjoying higher incomes in an economy that has produced 1.8 million new jobs over the last twelve months. So consumer spending should continue growing, and may accelerate if oil and gas prices hold in their current ranges. This should drive the economy to solid, but not spectacular, growth.

No matter how you measure it, inflation has doubled over the last three years. The current levels are not terribly alarming, but they are significantly above the Federal Reserve’s comfort zone. Fed Chairman Bernanke has stated that he thinks inflation should moderate next year, but there are reasons to think that it might not. U.S. hourly earnings are rising at a 4% rate, up from 1.6% in early 2004, and import prices have been rising steadily. These and other pressures could keep inflation stubbornly in the Fed’s discomfort zone.

So, when we look at current yield curves – inverted for Treasury notes and bonds, and very flat for municipal bonds – it appears to us that the optimistic inflation scenario is already priced into the market. In order to justify today’s 4.8% 10-year Treasury note, one must assume the Federal Reserve will begin easing monetary policy fairly soon. That implies that inflation will drop back down below 2%. If all that unfolds as expected, then current levels are justified. If it does not, then interest rates should rise on intermediate and long-term bonds. Clearly, it seems that risks are somewhat skewed toward higher interest rates.

6	Certified Annual Report

Your Thornburg Intermediate Municipal Fund is a laddered portfolio of over 350 municipal obligations from 45 states. Today, your Fund’s weighted average maturity is 7.65 years. We ladder the maturity dates of the bonds in your portfolio so that some of the bonds are scheduled to mature during each of the coming years. Laddering intermediate bonds accomplishes two goals. First, the staggered bond maturities contained in a ladder defuse interest-rate risk and dampen the Fund’s price volatility. Second, laddering gives the Fund a steady cash flow stream from maturing bonds to reinvest toward the top of the ladder where yields are typically higher. The chart on the right describes the percentages of your Fund’s bond portfolio maturing in each of the coming years.

% of portfolio maturing			Cumulative % maturing
2 years	=	10.0%	Year 2	=	10.0%
2 to 4 years	=	12.6%	Year 4	=	22.6%
4 to 6 years	=	15.9%	Year 6	=	38.5%
6 to 8 years	=	14.2%	Year 8	=	52.7%
8 to 10 years	=	10.3%	Year 10	=	63.0%
10 to 12 years	=	13.5%	Year 12	=	76.5%
12 to 14 years	=	14.3%	Year 14	=	90.8%
14 to 16 years	=	5.4%	Year 16	=	96.2%
16 to 18 years	=	0.8%	Year 18	=	97.0%
Over 18 years	=	3.0%	Over 18 years	=	100.0%

Percentages can and do vary. Data as of 9/30/06.

We took advantage of rising rates to extend the duration of the Fund over the last year. We are now firmly in neutral territory and the ladder is fairly evenly distributed (just a little light in the last three years). We are planning to gradually shorten portfolio duration over time unless new opportunities open up to us over the next few months. If interest rates on long-term bonds rise, the Fund should outperform more aggressive bond strategies. If interest rates hold steady or decline, then the Fund should produce compelling risk-adjusted returns.

Overall, municipal credit quality continues to improve. Supported by a strong economy, state tax revenues were up 9.9% over year-ago levels in the second quarter. Tax revenues grew fastest in the Rocky Mountain and Southwest regions. Tax revenues grew slower in the Great Lakes and Southeast regions, but were still growing in the mid single digits. Other types of bonds, such as school district, utility, and health care bonds, are also generally showing solid credit characteristics. All the good news has, in our opinion, led market participants to take a very relaxed stance toward taking on credit risk. Yield spreads for lower investment grade and speculative grade bonds are well below long-term averages. While we are not anticipating impending doom for low quality bonds, we do believe it is prudent to keep credit quality high in the current environment. Your Fund is broadly diversified and 88% invested in bonds rated A or above by at least one of the major rating agencies.

Over the years, our practice of laddering a diversified portfolio of short and intermediate maturity municipal bonds has allowed your Fund to perform consistently well in varying interest rate environments. Thank you for investing in Thornburg Intermediate Municipal Fund.

Sincerely,

George Strickland

Portfolio Manager

Certified Annual Report	7

STATEMENT OF ASSETS AND LIABILITIES

Thornburg Intermediate Municipal Fund	September 30, 2006

ASSETS
Investments at value (cost $ 484,004,905)	$503,374,209
Cash	452,378
Receivable for investments sold	2,212,720
Receivable for fund shares sold	1,189,271
Interest receivable	7,350,538
Prepaid expenses and other assets	30,557

Total Assets	514,609,673

LIABILITIES
Payable for fund shares redeemed	1,819,151
Payable to investment advisor and other affiliates (Note 3)	338,619
Accounts payable and accrued expenses	78,678
Dividends payable	585,711

Total Liabilities	2,822,159

NET ASSETS	$511,787,514

NET ASSETS CONSIST OF:
Distribution in excess of net investment income	$(4,203)
Net unrealized appreciation on investments	19,369,192
Accumulated net realized gain (loss)	(9,690,784)
Net capital paid in on shares of beneficial interest	502,113,309

$511,787,514

NET ASSET VALUE:
Class A Shares:
Net asset value and redemption price per share ($366,701,515 applicable to 27,578,471 shares of beneficial interest outstanding - Note 4)	$13.30
Maximum sales charge, 2.00% of offering price	0.27

Maximum offering price per share	$13.57

Class C Shares:
Net asset value and offering price per share * ($55,496,580 applicable to 4,168,527 shares of beneficial interest outstanding - Note 4)	$13.31

Class I Shares:
Net asset value, offering and redemption price per share ($89,589,419 applicable to 6,747,387 shares of beneficial interest outstanding - Note 4)	$13.28

*	Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge. See notes to financial statements.

8	Certified Annual Report

STATEMENT OF OPERATIONS

Thornburg Intermediate Municipal Fund	Year Ended September 30, 2006

INVESTMENT INCOME:
Interest income (net of premium amortized of $2,475,553)	$22,371,899

EXPENSES:
Investment advisory fees (Note 3)	2,365,386
Administration fees (Note 3)
Class A Shares	432,562
Class C Shares	68,061
Class I Shares	36,313
Distribution and service fees (Note 3)
Class A Shares	865,124
Class C Shares	544,353
Transfer agent fees
Class A Shares	172,798
Class C Shares	32,131
Class I Shares	79,071
Registration and filing fees
Class A Shares	25,479
Class C Shares	18,894
Class I Shares	23,733
Custodian fees (Note 3)	149,964
Professional fees	44,459
Accounting fees	37,979
Trustee fees	11,613
Other expenses	56,975

Total Expenses	4,964,895
Less:
Expenses reimbursed by investment advisor (Note 3)	(146,690)
Distribution and service fees waived (Note 3)	(217,741)
Fees paid indirectly (Note 3)	(19,584)

Net Expenses	4,580,880

Net Investment Income	17,791,019

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) on investments sold	(346,753)
Net change in unrealized appreciation (depreciation) of investments	147,221

Net Realized and Unrealized Loss on Investments	(199,532)

Net Increase in Net Assets Resulting From Operations	$17,591,487

See notes to financial statements.

Certified Annual Report	9

STATEMENTS OF CHANGES IN NET ASSETS

Thornburg Intermediate Municipal Fund

	Year Ended September 30, 2006	Year Ended September 30, 2005
INCREASE (DECREASE) IN NET ASSETS FROM:
OPERATIONS:
Net investment income	$17,791,019	$16,870,399
Net realized gain (loss) on investments	(346,753)	1,423,283
Increase (Decrease) in unrealized appreciation (depreciation) of investments	147,221	(6,895,981)

Net Increase (Decrease) in Net Assets Resulting from Operations	17,591,487	11,397,701
DIVIDENDS TO SHAREHOLDERS:
From net investment income
Class A Shares	(12,934,370)	(13,228,266)
Class C Shares	(1,899,154)	(1,934,404)
Class I Shares	(2,957,495)	(1,707,729)
FUND SHARE TRANSACTIONS (NOTE 4):
Class A Shares	4,082,240	(3,168,323)
Class C Shares	242,860	(1,924,468)
Class I Shares	37,459,390	19,483,987

Net Increase in Net Assets	41,584,958	8,918,498
NET ASSETS:
Beginning of year	470,202,556	461,284,058

End of year	$511,787,514	$470,202,556

See notes to financial statements.

10	Certified Annual Report

NOTES TO FINANCIAL STATEMENTS

Thornburg Intermediate Municipal Fund	September 30, 2006

NOTE 1 – ORGANIZATION

Thornburg Intermediate Municipal Fund (the “Fund”) is a diversified series of Thornburg Investment Trust (the “Trust”). The Trust is organized as a Massachusetts business trust under a Declaration of Trust dated June 3, 1987 and is registered as a diversified, open-end management investment company under the Investment Company Act of 1940, as amended. The Trust is currently issuing eleven series of shares of beneficial interest in addition to those of the Fund: Thornburg Limited Term Municipal Fund, Thornburg California Limited Term Municipal Fund, Thornburg New York Intermediate Municipal Fund, Thornburg New Mexico Intermediate Municipal Fund, Thornburg Limited Term U.S. Government Fund, Thornburg Limited Term Income Fund, Thornburg Value Fund, Thornburg International Value Fund, Thornburg Core Growth Fund, Thornburg Investment Income Builder Fund, and Thornburg Global Opportunities Fund. Each series is considered to be a separate entity for financial reporting and tax purposes and bears expenses directly attributable to it. The Fund’s primary investment objective is to obtain as high a level of current income exempt from Federal individual income taxes as is consistent, in the view of the Fund’s investment advisor, with the preservation of capital. The Fund’s secondary goal is to reduce expected changes in its share price compared to long-term bond portfolios.

The Fund currently offers three classes of shares of beneficial interest, Class A, Class C, and Institutional Class (Class I) shares. Each class of shares of the Fund represents an interest in the same portfolio of investments of the Fund, except that (i) Class A shares are sold subject to a front-end sales charge collected at the time the shares are purchased and bear a service fee, (ii) Class C shares are sold at net asset value without a sales charge at the time of purchase, but are subject to a contingent deferred sales charge upon redemption within one year, and bear a service fee and a distribution fee, (iii) Class I shares are sold at net asset value without a sales charge at the time of purchase, and (iv) the respective classes may have different reinvestment privileges and conversion rights.

Additionally, the Fund may allocate among its classes certain expenses, to the extent allowable to specific classes, including transfer agent fees, government registration fees, certain printing and postage costs, and administrative and legal expenses. Currently, class specific expenses of the Fund are limited to service and distribution fees, administration fees, and certain registration and transfer agent expenses.

NOTE 2 – SIGNIFICANT ACCOUNTING POLICIES

Significant accounting policies of the Trust are as follows:

Valuation of Investments: The Trust determines the value of investments utilizing an independent pricing service approved by the Board of Trustees. Debt investment securities have a primary market over the counter and are valued on the basis of valuations furnished by the pricing service. The pricing service values portfolio securities at quoted bid prices, normally at 4:00 p.m. EST. When quotations are not readily available, securities are valued at evaluated prices as determined by the pricing service using methods which include consideration of yields or prices of municipal obligations of comparable quality, type of issue, coupon, maturity, and rating; and indications as to value from dealers and general market conditions. In any case where a price is not available from a pricing service for an investment, the Trust’s valuation and pricing committee determines a fair value for the investment using factors approved by the Trustees. The valuation procedures used by the pricing service and the portfolio valuations received by the Fund are reviewed by the officers of the Trust under the general supervision of the Board of Trustees. Short-term obligations having remaining maturities of 60 days or less are valued at amortized cost, which approximates market value.

Federal Income Taxes: It is the policy of the Trust to comply with the provisions of the Internal Revenue Code applicable to “regulated investment companies” and to distribute all taxable (if any) and tax exempt income of the Fund to the shareholders. Therefore, no provision for Federal income tax is required.

When-Issued and Delayed Delivery Transactions: The Trust may engage in when-issued or delayed delivery transactions. To the extent the Trust engages in such transactions, it will do so for the purpose of acquiring portfolio securities consistent with the Fund’s investment objectives and not for the purpose of investment leverage or to speculate on interest rate and or market changes. At the time the Trust makes a commitment to purchase a security on a when-issued basis, the Fund will record the transaction and reflect the value in determining its net asset value. When effecting such transactions, assets of an amount sufficient to make payment for the portfolio securities to be purchased will be segregated on the Fund’s records on the trade date. Securities purchased on a when-issued or delayed delivery basis do not earn interest until the settlement date.

Dividends: Net investment income of the Fund is declared daily as a dividend on shares for which the Fund has received payment. Dividends are paid monthly and are reinvested in additional shares of the Fund at net asset value per share at the close of business on the dividend payment date, or at the shareholder’s option, paid in cash. Net capital gains, to the extent available, will be distributed at least annually.

General: Securities transactions are accounted for on a trade date basis. Interest income is accrued as earned. Premiums and discounts on securities purchased are amortized to call dates or maturity dates of the respective securities. Realized gains and losses from the sale of securities are recorded on an identified cost basis. Net investment income (other than class specific expenses) and realized and unrealized gains and losses are allocated daily to each class of shares based upon the relative net asset value of outstanding shares (or the value of the dividend-eligible shares, as appropriate) of each class of shares at the beginning of the day (after adjusting for the

Certified Annual Report	11

NOTES TO FINANCIAL STATEMENTS, CONTINUED

Thornburg Intermediate Municipal Fund	September 30, 2006

current capital shares activity of the respective class). Expenses common to all funds are allocated among the funds comprising the Trust based upon their relative net asset values or other appropriate allocation methods.

Guarantees and Indemnifications: Under the Trust’s organizational documents, its officers and Trustees are indemnified against certain liability arising out of the performance of their duties to the Fund. Additionally, in the normal course of business the Trust enters into contracts with service providers that contain general indemnification clauses. The Trust’s maximum exposure under these arrangements is unknown. However, based on experience, the Trust expects the risk of loss to be remote.

Use of Estimates: The preparation of financial statements, in conformity with generally accepted accounting principles, requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

NOTE 3 – INVESTMENT ADVISORY FEE AND OTHER TRANSACTIONS WITH AFFILIATES

Pursuant to an investment advisory agreement, Thornburg Investment Management, Inc. (the “Advisor”) serves as the investment advisor and performs services for which the fees are payable at the end of each month. For the year ended September 30, 2006, these fees were payable at annual rates ranging from .50 of 1% to .275 of 1% per annum of the average daily net assets of the Fund. The Trust also has entered into an administrative services agreement with the Advisor, whereby the Advisor will perform certain administrative services for the shareholders of each class of the Fund’s shares, and for which fees will be payable at an annual rate of up to .125 of 1% per annum of the average daily net assets attributable to each class of shares. For the year ended September 30, 2006, the Advisor voluntarily reimbursed certain class specific expenses and administrative fees of $12,521 for Class A shares, $75,126 for Class C shares, and $59,043 for Class I shares.

The Trust has an underwriting agreement with Thornburg Securities Corporation (the “Distributor”, an affiliate of the Advisor), which acts as the Distributor of the Fund’s shares. For the year ended September 30, 2006, the Distributor has advised the Fund that it earned net commissions aggregating $2,286 from the sale of Class A shares and collected contingent deferred sales charges aggregating $6,638 from redemptions of Class C shares of the Fund.

Pursuant to a service plan, under Rule 12b-1 of the Investment Company Act of 1940, the Fund may reimburse to the Advisor an amount not to exceed .25 of 1% per annum of the average daily net assets attributable to each class of shares of the Fund for payments made by the Advisor to securities dealers and other financial institutions to obtain various shareholder and distribution related services. The Advisor may pay out of its own resources additional expenses for distribution of the Fund’s shares.

The Trust has also adopted a distribution plan pursuant to Rule 12b-1, applicable only to the Fund’s Class C shares under which the Fund compensates the Distributor for services in promoting the sale of Class C shares of the Fund at an annual rate of up to .75% of the average daily net assets attributable to Class C shares. Total fees incurred by each class of shares of the Fund under their respective Service and Distribution Plans for the year ended September 30, 2006, are set forth in the Statement of Operations. Distribution fees in the amount of $217,741 were waived for Class C shares.

The Trust has an agreement with the custodian bank to indirectly pay a portion of the custodian’s fees through credits earned by the Fund’s cash on deposit with the bank. This deposit agreement is an alternative to overnight investments. Custodial fees have been adjusted to reflect amounts that would have been paid without this agreement, with a corresponding adjustment reflected as fees paid indirectly in the Statement of Operations. For the year ended September 30, 2006, fees paid indirectly were $19,584. This figure may include additional fees waived by the Custodian.

Certain officers and Trustees of the Trust are also officers and/or Directors of the Advisor and Distributor. The compensation of independent Trustees is borne by the Trust.

12	Certified Annual Report

NOTES TO FINANCIAL STATEMENTS, CONTINUED

Thornburg Intermediate Municipal Fund	September 30, 2006

NOTE 4 – SHARES OF BENEFICIAL INTEREST

At September 30, 2006, there were an unlimited number of shares of beneficial interest authorized. Transactions in shares of beneficial interest were as follows:

	Year Ended September 30, 2006		Year Ended September 30, 2005
	Shares	Amount	Shares	Amount
Class A Shares
Shares sold	3,869,378	$51,196,659	3,998,362	$53,659,687
Shares exchanged from merger	3,161,332	41,919,263	—	—
Shares issued to shareholders in reinvestment of dividends	561,102	7,415,384	548,300	7,352,541
Shares repurchased	(7,234,114)	(96,449,066)	(4,780,870)	(64,180,551)

Net Increase (Decrease)	357,698	$4,082,240	(234,208)	$(3,168,323)

Class C Shares
Shares sold	809,528	$10,710,147	715,681	$9,615,224
Shares issued to shareholders in reinvestment of dividends	93,262	1,233,844	93,895	1,260,710
Shares repurchased	(884,612)	(11,701,131)	(953,413)	(12,800,402)

Net Increase (Decrease)	18,178	$242,860	(143,837)	$(1,924,468)

Class I Shares
Shares sold	3,700,160	$48,854,476	2,292,723	$30,718,233
Shares issued to shareholders in reinvestment of dividends	135,815	1,791,684	64,408	862,041
Shares repurchased	(998,806)	(13,186,770)	(903,624)	(12,096,287)

Net Increase (Decrease)	2,837,169	$37,459,390	1,453,507	$19,483,987

NOTE 5 – SECURITIES TRANSACTIONS

For the year ended September 30, 2006, the Fund had purchase and sale transactions of investment securities (excluding short-term investments) of $130,997,959 and $87,851,810, respectively.

NOTE 6 – INCOME TAXES

At September 30, 2006, information on the tax components of capital is as follows:

Cost of investments for tax purpose	$484,003,095

Gross unrealized appreciation on a tax basis	$19,809,426
Gross unrealized depreciation on a tax basis	(438,312)

Net unrealized appreciation (depreciation) on investments (tax basis)	$19,371,114

At September 30, 2006, the Fund did not have any undistributed tax-exempt/ordinary net income or undistributed capital gains.

At September 30, 2006, the Fund had tax basis capital losses, which may be carried over to offset future capital gains. Such losses include losses from the merger of the Thornburg Florida Intermediate Municipal Fund. Utilization of these losses may be subject to limitations from the IRS regulations. To the extent such carry forwards are used, capital gain distributions may be reduced to the extent provided by regulations.

Such capital loss carryovers expire as follows:

2007	$223,208
2008	2,389,396
2009	2,374,508
2011	11,597
2012	4,297,982
2013	39,577

$9,336,268

Certified Annual Report	13

NOTES TO FINANCIAL STATEMENTS, CONTINUED

Thornburg Intermediate Municipal Fund	September 30, 2006

At September 30, 2006, the Fund had deferred capital losses occurring subsequent to October 31, 2005 of $356,327. For tax purposes, such losses will be reflected in the year ending September 30, 2007.

In order to account for book/tax differences, the Fund increased accumulated net realized investment loss by $544,434, increased over-distributed net investment income by $1,397, and increased net capital paid in on shares of beneficial interest by $545,831. Reclassifications result primarily from merger activity and market discount.

All dividends paid by the Fund for the year ended September 30, 2006 and September 30, 2005 represent tax exempt interest dividends, which are excludable by shareholders from gross income for Federal income tax purposes.

New Accounting Pronouncement:

On July 13, 2006, the Financial Accounting Standards Board issued Interpretation No. 48, “Accounting for Uncertainty in Income Taxes – an Interpretation of FASB Statement No. 109” (the “Interpretation”). The Interpretation prescribes a comprehensive model for how a company, including the Fund, should recognize, measure, present and disclose in its financial statements uncertain tax positions that the company has taken or expects to take on income tax returns, and also revises certain disclosure requirements. The Interpretation is effective for fiscal years beginning after December 15, 2006. Management has recently begun to evaluate the application of the Interpretation to the Fund and is not in a position at this time to estimate the significance of its impact, if any, on the Fund’s financial statements.

NOTE 7 – MERGER

On September 15, 2006, the Fund pursuant to a plan of reorganization approved by the board of trustees and the shareholders, acquired all of the assets and assumed all of the liabilities of the Thornburg Florida Intermediate Municipal Fund (“Florida Fund”). The acquisition was accomplished by an exchange of 3,161,332.075 Class A shares for the shares of Class A then outstanding (net assets value of $12.1777 per share) of Florida Fund. Based on the opinion of Fund counsel, the reorganization qualified as a tax-free reorganization for federal income tax purposes with no gain or loss recognized by the funds or their shareholders. Florida Fund net assets including unrealized appreciation of $880,086, were combined with the Fund for total net assets after the acquisition of $512,720,030.

14	Certified Annual Report

FINANCIAL HIGHLIGHTS

Thornburg Intermediate Municipal Fund

	Year Ended September 30,
	2006	2005	2004	2003	2002
Class A Shares:
PER SHARE PERFORMANCE
(for a share outstanding throughout the year)
Net asset value, beginning of year	$13.33	$13.48	$13.56	$13.67	$13.28

Income from investment operations:
Net investment income	0.49	0.49	0.52	0.52	0.56
Net realized and unrealized gain (loss) on investments	(0.03)	(0.15)	(0.08)	(0.11)	0.39

Total from investment operations	0.46	0.34	0.44	0.41	0.95
Less dividends from:
Net investment income	(0.49)	(0.49)	(0.52)	(0.52)	(0.56)

Change in net asset value	(0.03)	(0.15)	(0.08)	(0.11)	0.39
NET ASSET VALUE, end of year	$13.30	$13.33	$13.48	$13.56	$13.67

RATIOS/SUPPLEMENTAL DATA
Total return(a)	3.57%	2.57%	3.29%	3.11%	7.39%
Ratios to average net assets:
Net investment income	3.74%	3.66%	3.83%	3.87%	4.23%
Expenses, after expense reductions	0.99%	0.99%	0.98%	0.99%	0.92%
Expenses, after expense reductions and net of custody credits	0.99%	0.99%	0.98%	0.99%	0.92%
Expenses, before expense reductions	1.00%	1.01%	0.98%	1.00%	1.00%
Portfolio turnover rate	18.95%	20.06%	11.81%	15.13%	16.36%
Net assets at end of year (000)	$366,702	$362,783	$370,227	$390,080	$414,150

(a)	Sales loads are not reflected in computing total return.

Certified Annual Report	15

FINANCIAL HIGHLIGHTS, CONTINUED

Thornburg Intermediate Municipal Fund

	Year Ended September 30,
	2006	2005	2004	2003	2002
Class C Shares:
PER SHARE PERFORMANCE
(for a share outstanding throughout the year)
Net asset value, beginning of year	$13.34	$13.50	$13.58	$13.69	$13.30

Income from investment operations:
Net investment income	0.46	0.46	0.48	0.47	0.51
Net realized and unrealized gain (loss) on investments	(0.03)	(0.16)	(0.08)	(0.11)	0.39

Total from investment operations	0.43	0.30	0.40	0.36	0.90
Less dividends from:
Net investment income	(0.46)	(0.46)	(0.48)	(0.47)	(0.51)

Change in net asset value	(0.03)	(0.16)	(0.08)	(0.11)	0.39
NET ASSET VALUE, end of year	$13.31	$13.34	$13.50	$13.58	$13.69

RATIOS/SUPPLEMENTAL DATA
Total return	3.31%	2.24%	3.02%	2.73%	6.97%
Ratios to average net assets:
Net investment income	3.49%	3.41%	3.57%	3.50%	3.84%
Expenses, after expense reductions	1.24%	1.25%	1.24%	1.35%	1.30%
Expenses, after expense reductions and net of custody credits	1.24%	1.24%	1.24%	1.35%	1.30%
Expenses, before expense reductions	1.78%	1.80%	1.78%	1.80%	1.80%
Portfolio turnover rate	18.95%	20.06%	11.81%	15.13%	16.36%
Net assets at end of year (000)	$55,497	$55,382	$57,979	$60,707	$47,155

16	Certified Annual Report

FINANCIAL HIGHLIGHTS, CONTINUED

Thornburg Intermediate Municipal Fund

	Year Ended September 30,
	2006	2005	2004	2003	2002
Class I Shares:
PER SHARE PERFORMANCE
(for a share outstanding throughout the year)
Net asset value, beginning of year	$13.31	$13.46	$13.54	$13.65	$13.26

Income from investment operations:
Net investment income	0.54	0.53	0.56	0.57	0.61
Net realized and unrealized gain (loss) on investments	(0.03)	(0.15)	(0.08)	(0.11)	0.39

Total from investment operations	0.51	0.38	0.48	0.46	1.00
Less dividends from:
Net investment income	(0.54)	(0.53)	(0.56)	(0.57)	(0.61)

Change in net asset value	(0.03)	(0.15)	(0.08)	(0.11)	0.39
NET ASSET VALUE, end of year	$13.28	$13.31	$13.46	$13.54	$13.65

RATIOS/SUPPLEMENTAL DATA
Total return	3.90%	2.90%	3.61%	3.49%	7.75%
Ratios to average net assets:
Net investment income	4.07%	3.98%	4.12%	4.23%	4.57%
Expenses, after expense reductions	0.67%	0.67%	0.67%	0.62%	0.58%
Expenses, after expense reductions and net of custody credits	0.67%	0.67%	0.67%	0.62%	0.58%
Expenses, before expense reductions	0.75%	0.77%	0.75%	0.80%	0.79%
Portfolio turnover rate	18.95%	20.06%	11.81%	15.13%	16.36%
Net assets at end of year (000)	$89,589	$52,037	$33,079	$19,333	$18,330

Certified Annual Report	17

SCHEDULE OF INVESTMENTS

Thornburg Intermediate Municipal Fund	September 30, 2006

CUSIPS: CLASS A - 885-215-202, CLASS C - 885-215-780, CLASS I - 885-215-673

NASDAQ SYMBOLS: CLASS A - THIMX, CLASS C - THMCX, CLASS I - THMIX

Issuer-Description	Credit Rating† Moody’s/S&P	Principal Amount	Value
ALABAMA — 0.90%
Alabama Docks Revenue, 6.00% due 10/1/2008 (Insured: MBIA)	Aaa/AAA	$800,000	$837,776
Birmingham Carraway Health Care Facilities Financing Authority Revenue, 6.25% due 8/15/2009 (Carraway Methodist Hospitals Project; Insured: Connie Lee)	NR/AAA	2,000,000	2,066,560
Lauderdale County & Florence Health Group Series A, 5.75% due 7/1/2013 (Insured: MBIA)	Aaa/AAA	1,600,000	1,692,624
ALASKA — 0.63%
Alaska Municipal Bond Bank Series A, 5.00% due 10/1/2017 (Insured: FGIC)	Aaa/AAA	2,470,000	2,658,585
Anchorage School Refunding, 6.00% due 10/1/2012 (Insured: FGIC)	Aaa/AAA	500,000	549,445
ARIZONA — 1.88%
Mohave County Industrial Development Authority Series A, 5.00% due 4/1/2013 (Mohave Prison Project; Insured: XLCA)	NR/AAA	4,200,000	4,491,816
Phoenix Street & Highway User Revenue, 6.50% due 7/1/2009 (ETM)	Aa3/AAA	1,000,000	1,045,900
Pima County Industrial Development Authority Series C, 6.70% due 7/1/2021 (Arizona Charter Schools Project)	Baa3/NR	2,715,000	2,890,226
Tucson GO Series D, 9.75% due 7/1/2012 (ETM)	NR/AA	400,000	524,184
Tucson GO Series D, 9.75% due 7/1/2013 (ETM)	NR/AA	500,000	676,875
ARKANSAS — 0.49%
Jefferson County Hospital Revenue Refunding & Improvement, 5.75% due 6/1/2012 (Regional Medical Center Project)	NR/A	1,135,000	1,220,920
Jefferson County Hospital Revenue Refunding & Improvement, 5.75% due 6/1/2013 (Regional Medical Center Project)	NR/A	1,200,000	1,288,716
CALIFORNIA — 3.26%
California Department of Water Resources Series A, 5.75% due 5/1/2017 pre-refunded 5/1/2012	Aaa/A-	3,000,000	3,367,320
California HFA Revenue Series 1985-B, 9.875% due 2/1/2017	Aa2/AA-	675,000	692,570
California Statewide Community Development Authority COP, 5.50% due 10/1/2007 (Unihealth America Project) (ETM)	Aaa/AAA	4,500,000	4,591,755
East Palo Alto Public Financing Series A, 5.00% due 10/1/2017 (University Circle Gateway 101 Project; Insured: Radian)	Aa3/AA	770,000	825,579
El Camino Hospital District Revenue Series A, 6.25% due 8/15/2017 (ETM)	Aaa/AAA	1,000,000	1,153,410
Escondido Joint Powers Financing Authority Lease Revenue, 0% due 9/1/2007 (Center for the Arts Project; Insured:AMBAC)	Aaa/AAA	1,740,000	1,677,290
Golden West Schools Financing Authority, 0% due 8/1/2018 (Insured: MBIA)	Aaa/AAA	2,140,000	1,177,706
Redwood City California Redevelopment Project Area 2a, 0% due 7/15/2023 (Insured:AMBAC)	Aaa/AAA	2,060,000	982,064
San Diego County Water Authority Revenue & Refunding Series 1993-A, 5.98% due 4/25/2007 (Insured: FGIC)	Aaa/AAA	500,000	512,050
San Jose California Unified School District COP, 5.00% due 6/1/2021 (Insured: FGIC)	Aaa/AAA	1,580,000	1,705,405
COLORADO — 5.56%
Adams County Communication Center COP Series A, 5.75% due 12/1/2016	Baa1/NR	1,265,000	1,336,814
Adams County Revenue Platte Valley Medical Center, 5.00% due 2/1/2014 (Insured: FHA 242; MBIA)	NR/AAA	1,455,000	1,567,763
Adams County Revenue Platte Valley Medical Center, 5.00% due 8/1/2014 (Insured: FHA 242; MBIA)	NR/AAA	1,000,000	1,082,050
Arvada Industrial Development Revenue, 5.60% due 12/1/2012 (Wanco Inc. Project; LOC: US Bank, N.A.)	NR/NR	450,000	454,986
Central Platte Valley Metropolitan District, 5.15% due 12/1/2013 pre-refunded 12/1/2009	NR/AAA	1,000,000	1,056,810
Central Platte Valley Metropolitan District Refunding Series A, 5.00% due 12/1/2031 put 12/1/2009 (LOC: US Bank)	NR/AA	4,000,000	4,112,080

18	Certified Annual Report

SCHEDULE OF INVESTMENTS, CONTINUED

Thornburg Intermediate Municipal Fund	September 30, 2006

Issuer-Description	Credit Rating† Moody’s/S&P	Principal Amount	Value
Colorado Educational & Cultural Facilities Refunding, 5.25% due 8/15/2019 (Charter School Project; Insured: XLCA)	Aaa/AAA	$1,475,000	$1,599,918
Colorado Educational & Cultural Facilities Refunding, 6.00% due 4/1/2021 (Cherry Creek Charter School Project)	Baa2/NR	500,000	519,540
Colorado Student Obligation Bond Student Loan Senior Subordinated Series B, 6.20% due 12/1/2008	A2/A	1,570,000	1,575,228
Denver City & County COP Series B Roslyn Fire Station, 5.00% due 12/1/2011	Aa2/AA	2,465,000	2,613,639
Denver Convention Center Hotel Authority Refunding Series, 5.125% due 12/1/2017 (Insured: XLCA)	Aaa/AAA	4,215,000	4,624,403
El Paso County GO School District 11, 7.10% due 12/1/2013 (State Aid Withholding)	Aa3/AA-	500,000	607,250
Murphy Creek Metro District 3 Refunding & Improvement, 6.00% due 12/1/2026	NR/NR	2,000,000	2,121,360
Northwest Parkway Public Highway Authority Senior Convertible C, 0% due 6/15/2014 (Insured: FSA)	Aaa/AAA	1,005,000	869,325
Plaza Metropolitan District 1 Colorado Public Improvement Fee/Tax Increment, 7.70% due 12/1/2017	NR/NR	2,500,000	2,768,975
Southlands Metropolitan District Number 1 GO, 7.00% due 12/1/2024	NR/NR	1,370,000	1,513,151
Thornton County SFMR Series 1992-A, 8.05% due 8/1/2009	A3/NR	5,000	5,016
DELAWARE — 0.31%
Delaware State Health Facilities Authority Revenue Series A, 5.25% due 5/1/2016 (Nanticoke Memorial Hospital Project; Insured: Radian)	NR/AA	1,500,000	1,588,635
DISTRICT OF COLUMBIA — 1.96%
District of Columbia COP, 5.25% due 1/1/2014 (Insured: FGIC)	Aaa/AAA	2,000,000	2,180,940
District of Columbia COP, 5.00% due 1/1/2020 (Insured: FGIC)	Aaa/AAA	2,500,000	2,673,675
District of Columbia COP, 5.00% due 1/1/2023 (Insured: FGIC)	Aaa/AAA	1,000,000	1,061,550
District of Columbia Hospital Revenue, 5.375% due 8/15/2015 (ETM)	Aaa/AAA	600,000	620,142
District of Columbia Refunding Series B, 6.00% due 6/1/2015 (Insured: MBIA)	Aaa/AAA	3,000,000	3,474,420
FLORIDA — 11.95%
Broward County HFA Multi Family Housing Revenue, 5.40% due 10/1/2011 (Pembroke Park Apts Project; Guaranty: Florida Housing Finance Corp.) (AMT)	NR/NR	635,000	650,081
Broward County Resource Recovery Revenue Refunding, 5.00% due 12/1/2007 (Wheelabrator South Project)	A3/AA	1,775,000	1,798,750
Broward County Resource Recovery Revenue Refunding, 5.375% due 12/1/2009 (Wheelabrator South Project)	A3/AA	1,240,000	1,291,262
Broward County Resource Recovery Revenue Refunding Series A, 5.50% due 12/1/2008 (Wheelabrator South Project)	A3/AA	500,000	517,850
Broward County School Board Series A, 5.00% due 7/1/2020 (Insured: FSA)	Aaa/AAA	1,000,000	1,077,540
Capital Trust Agency Multi Family Housing Revenue Series A, 5.15% due 11/1/2030 put 11/1/2010 (Shadow Run Project; Collateralized: FNMA)	Aaa/NR	1,000,000	1,035,010
Collier County HFA Multi Family Revenue A-1, 4.90% due 2/15/2032 put 2/15/2012 (Goodlette Arms Project; Collateralized: FNMA)	Aaa/NR	800,000	829,984
Cooper City Utility Systems Refunding Series A, 0% due 10/1/2013 (Insured:AMBAC)	Aaa/AAA	3,000,000	1,854,030
Crossings at Fleming Island Community Development Refunding Series A, 5.60% due 5/1/2012 (Insured: MBIA)	Aaa/AAA	310,000	333,523
Dade County School District GO, 4.75% due 7/15/2010 (Insured: MBIA)	Aaa/AAA	1,000,000	1,010,850
Deltona Utility Systems Revenue, 5.25% due 10/1/2015 (Insured: MBIA)	Aaa/AAA	2,185,000	2,386,697
Enterprise Community Development District Assessment Bonds, 6.00% due 5/1/2010 (Insured: MBIA)	Aaa/AAA	1,135,000	1,137,157
Escambia County HFA Revenue, 5.95% due 7/1/2020 (Florida Health Care Facility Loan Project; Insured:AMBAC)	Aaa/NR	560,000	585,082
Escambia County HFA Revenue Series C, 5.125% due 10/1/2014 (Baptist Hospital/Baptist Manor)	Baa1/BBB+	1,000,000	1,026,420
Escambia County Pollution Control, 6.40% due 9/1/2030 (Champion International Corp. Project) (AMT)	Baa3/NR	1,500,000	1,531,320
Flagler County School Board COP Series A, 5.00% due 8/1/2020 (Insured: FSA)	Aaa/AAA	2,560,000	2,735,130
Florida Board of Education Capital Outlay, 9.125% due 6/1/2014	Aa1/AAA	905,000	1,110,173
Florida Board of Education GO Capital Outlay Refunding Public Education Series D, 5.75% due 6/1/2018	Aa1/AAA	1,460,000	1,571,953
Florida Housing Finance Agency, 3.90% due 12/1/2007 (Multi Family Guaranteed Mortgage; LOC:Wachovia Bank)	NR/NR	1,000,000	1,001,440

Certified Annual Report	19

SCHEDULE OF INVESTMENTS, CONTINUED

Thornburg Intermediate Municipal Fund	September 30, 2006

Issuer-Description	Credit Rating† Moody’s/S&P	Principal Amount	Value
Florida Housing Finance Corp. Revenue Homeowner Mortgage Series 1, 4.80% due 1/1/2016	Aa2/AA	$360,000	$370,436
Florida Housing Finance Corp. Revenue Housing D 1, 5.10% due 10/1/2011 (Augustine Club Apartments Project; Insured: MBIA)	Aaa/NR	200,000	204,032
Florida Housing Finance Corp. Revenue Housing D 1, 5.40% due 4/1/2014 (Augustine Club Apartments Project; Insured: MBIA)	Aaa/NR	415,000	428,533
Florida State Board of Education Series C, 6.00% due 5/1/2007 (ETM)	NR/NR	300,000	300,501
Florida State Board of Education Series D, 6.20% due 5/1/2007 (Insured: MBIA) (ETM)	Aaa/AAA	220,000	220,405
Florida State Department of Children & Families COP, 5.00% due 10/1/2018 (South Florida Evaluation Treatment)	NR/AA+	2,090,000	2,240,689
Florida State Department of Children & Families COP, 5.00% due 10/1/2019 (South Florida Evaluation Treatment)	NR/AA+	2,255,000	2,408,633
Florida State Department of Environmental Protection Revenue Series A, 5.00% due 7/1/2017 (Florida Forever Project; Insured: FGIC)	Aaa/AAA	1,000,000	1,076,740
Grand Haven Community Development District Florida Special Assessment Series A, 6.90% due 5/1/2019	NR/NR	275,000	275,440
Gulf Breeze Revenue, 4.70% due 12/1/2015 put 12/1/2010 (Insured: FGIC)	Aaa/AAA	375,000	385,189
Highlands County Health Facilities Authority Refunding Series A, 5.00% due 11/15/2019 (Adventist Health Hospital Project)	A2/A+	1,100,000	1,158,421
Highlands County Health Facilities Refunding Series A, 5.00% due 11/15/2019 put 11/15/15 (Adventist Health Hospital Project)	A2/A+	1,000,000	1,053,110
Hillsborough County Assessment Capacity, 5.00% due 3/1/2017 (Insured: FGIC)	Aaa/AAA	1,000,000	1,079,300
Hillsborough County Aviation Authority Revenue Tampa International Airport Series A, 5.25% due 10/1/2009 (Insured: MBIA)	Aaa/AAA	1,000,000	1,044,860
Hillsborough County Industrial Development Authority, 5.10% due 10/1/2013 (Tampa Electric Co. Project)	Baa2/BBB-	1,000,000	1,034,880
Jacksonville HFA Hospital Revenue, 5.75% due 8/15/2014 pre-refunded 8/15/2011	Aa2/NR	1,000,000	1,067,540
Jacksonville Water & Sewer District COP, 5.00% due 10/1/2020 pre-refunded 10/1/2008	Aaa/AAA	1,000,000	1,021,080
Lee County COP, 4.90% due 10/1/2006 (Master Lease Project; Insured:AMBAC)	Aaa/AAA	500,000	500,035
Manatee County Florida Revenue Refunding, 5.00% due 10/1/2016 (Insured:AMBAC)	Aaa/AAA	1,000,000	1,081,950
Miami Dade County Special Housing Revenue Refunding, 5.80% due 10/1/2012 (HUD Section 8)	Baa3/NR	795,000	797,790
Miami Refunding, 5.375% due 9/1/2015 (Insured: MBIA)	Aaa/AAA	1,000,000	1,089,990
North Miami HFA Revenue, 6.00% due 8/15/2024 (Catholic Health Services Obligation Group Project; LOC: Suntrust Bank)	AA2/NR	300,000	306,468
Northern Palm Beach County Water Control & Improvement Unit Development 5A, 6.00% due 8/1/2010	NR/NR	440,000	455,470
Orange County HFA Revenue Refunding, 5.125% due 6/1/2014 (Mayflower Retirement Project; Insured: Radian)	NR/AA	1,000,000	1,038,730
Orange County HFA Revenue Refunding, 6.375% due 11/15/2020 pre-refunded 11/15/10 (Adventist Health Systems Project)	A2/NR	1,000,000	1,111,090
Orange County HFA Revenue Unrefunded Balance 2006 Series A, 6.25% due 10/1/2016 (Insured: MBIA)	Aaa/AAA	280,000	327,796
Orange County HFA Revenue Unrefunded Balance Series A, 6.25% due 10/1/2013 (Orlando Regional Hospital Project; Insured: MBIA)	Aaa/AAA	440,000	504,882
Orange County School Board COP Series A, 6.00% due 8/1/2008 (Insured: MBIA)	Aaa/NR	1,580,000	1,646,518
Orange County School Board COP Series A, 5.50% due 8/1/2017 pre-refunded 8/01/2012 (Insured: MBIA)	Aaa/AAA	735,000	807,912
Orlando & Orange County Expressway Revenue, 8.25% due 7/1/2014 (Insured: FGIC)	Aaa/AAA	500,000	648,670
Palm Beach County IDRB Series 1996, 6.10% due 12/1/2007 pre-refunded 12/1/2006 (Lourdes-Noreen McKeen-Geriatric Care Project; LOC:Allied Irish Bank)	NR/NR	515,000	527,375
Palm Beach County IDRB Series 1996, 6.20% due 12/1/2008 pre-refunded 12/1/2006 (Lourdes-Noreen McKeen-Geriatric Care Project; LOC:Allied Irish Bank)	NR/NR	270,000	276,534
Port Everglades Authority Revenue Refunding Series A, 5.00% due 9/1/2016 (Insured: FSA)	Aaa/AAA	5,635,000	5,653,483
St. John’s County Industrial Development Authority Series A, 5.50% due 8/1/20140 (Presbyterian Retirement Project)	NR/NR	1,000,000	1,066,740

20	Certified Annual Report

SCHEDULE OF INVESTMENTS, CONTINUED

Thornburg Intermediate Municipal Fund	September 30, 2006

Issuer-Description	Credit Rating† Moody’s/S&P	Principal Amount	Value
Tampa Revenue, 5.50% due 11/15/2013 (Catholic Health Systems Project; Insured: MBIA)	Aaa/AAA	$1,050,000	$1,160,838
Turtle Run Community Development District Water Management Special Assessment, 5.00% due 5/1/2011 (Insured: MBIA)	Aaa/AAA	1,000,000	1,033,190
University of Central Florida COP Convocation Corp. Series A, 5.00% due 10/1/2019 (Insured: FGIC)	Aaa/AAA	1,135,000	1,219,410
USF Financing Corp. COP Master Lease Program Series A, 5.00% due 7/1/2018 (Insured:AMBAC)	Aaa/AAA	1,000,000	1,070,520
GEORGIA — 0.05%
Georgia Municipal Electric Authority Power Revenue Unrefunded Balance 2005 Series Y, 10.00% due 1/1/2010	A1/A+	230,000	273,723
HAWAII — 0.45%
Hawaii Department of Budget & Finance, 6.40% due 7/1/2013 (Insured: MBIA)	Aaa/AAA	2,000,000	2,310,980
IDAHO — 0.40%
Boise City IDRB Corp., 5.00% due 5/15/2020 (Western Trailer Co. Project; LOC:Wells Fargo)	Aaa/NR	2,000,000	2,022,040
ILLINOIS — 8.24%
Champaign County Community School District GO Series C, 0% due 1/1/2011 pre-refunded 1/1/2010	Aaa/AAA	800,000	671,520
Chicago Housing Authority, 5.00% due 7/1/2008 (ETM)	Aa3/NR	3,020,000	3,093,205
Chicago Midway Airport Revenue Refunding Second Lien Series A, 5.00% due 1/1/2019 (Insured:AMBAC)	Aaa/AAA	1,210,000	1,269,121
Chicago Tax Increment Allocation, 5.30% due 1/1/2014 (Lincoln Belmont Project; Insured:ACA)	NR/A	2,285,000	2,361,205
Chicago Wastewater Transmission Revenue Refunding Second Lien, 5.50% due 1/1/2013 (Insured: MBIA)	Aaa/AAA	650,000	714,005
Cook County Capital Improvement GO, 5.50% due 11/15/2008 (Insured: FGIC)	Aaa/AAA	500,000	506,125
Cook County School District GO Series D, 0% due 12/1/2022	NR/NR	2,000,000	940,520
Du Page County School District GO, 0% due 2/1/2010 (Insured: FGIC)	Aaa/NR	655,000	577,638
Freeport Illinois GO, 5.375% due 1/1/2018 (Insured: MBIA)	Aaa/AAA	1,500,000	1,627,740
Illinois Development Finance Authority Revenue, 6.00% due 11/15/2012 (Adventist Health Group; Insured: MBIA)	Aaa/AAA	2,860,000	3,126,066
Illinois Development Finance Authority Revenue Refunding Community Rehab Providers A, 5.90% due 7/1/2009	NR/BBB	820,000	834,514
Illinois Educational Facilities Authority, 4.75% due 11/1/2036 put 11/1/2016 (Field Museum Project)	A2/A	1,160,000	1,194,661
Illinois Educational Facilities Authority Series B, 5.50% due 5/15/2018 (Midwestern Univ. Revenue; Insured:ACA)	NR/A	1,500,000	1,538,580
Illinois HFA, 5.50% due 10/1/2009 (Decatur Memorial Hospital Project)	A2/A	1,055,000	1,099,489
Illinois HFA, 6.00% due 7/1/2011 (Loyola Univ. Health Systems; Insured: MBIA)	Aaa/AAA	770,000	848,294
Illinois HFA, 6.00% due 7/1/2012 (Loyola Univ. Health Systems; Insured: MBIA) (ETM)	Aaa/AAA	230,000	257,816
Illinois HFA, 6.00% due 7/1/2012 (Loyola Univ. Health Systems; Insured: MBIA)	Aaa/AAA	1,080,000	1,201,727
Illinois HFA, 6.25% due 11/15/2019 pre-refunded 11/15/2009 (OSF Healthcare Project)	A2/A	1,250,000	1,358,275
Illinois HFA, 5.70% due 2/20/2021 (Midwest Care Center Project; Collateralized: GNMA)	Aaa/NR	990,000	1,061,389
Illinois HFA Series A, 5.75% due 8/15/2013 pre-refunded 8/15/2009 (Children’s Memorial Hospital Project; Insured:AMBAC)	Aaa/AAA	1,900,000	2,028,326
Illinois University Revenues, 5.25% due 1/15/2018 (UIC South Campus Development Project; Insured: FGIC)	Aaa/AAA	1,205,000	1,306,545
Marion Refunding, 5.00% due 9/15/2012 (Insured: FGIC)	Aaa/AAA	755,000	806,672
Melrose Park Tax Increment Series B, 6.50% due 12/15/2015 (Insured: FSA)	Aaa/AAA	1,015,000	1,126,061
Sangamon County Property Tax Lease Receipts, 7.45% due 11/15/2006	Aa3/NR	295,000	296,389
Sangamon County School District Series A, 5.875% due 8/15/2018 (Hay Edwards Project; Insured:ACA)	NR/A	2,400,000	2,587,896
Sherman Revenue Refunding Mortgage, 6.10% due 10/1/2014 (Villa Vianney Health Care; Collateralized: GNMA)	NR/AAA	1,170,000	1,246,120
Sherman Revenue Refunding Mortgage, 6.20% due 10/1/2019 (Villa Vianney Health Care; Collateralized: GNMA)	NR/AAA	1,600,000	1,704,864
Southern Illinois University Revenues, 0% due 4/1/2014 (Insured: MBIA)	Aaa/AAA	1,425,000	1,064,817

Certified Annual Report	21

SCHEDULE OF INVESTMENTS, CONTINUED

Thornburg Intermediate Municipal Fund	September 30, 2006

Issuer-Description	Credit Rating† Moody’s/S&P	Principal Amount	Value
University of Illinois Revenue, 0% due 4/1/2014 (Insured: MBIA)	Aaa/AAA	$1,590,000	$1,189,861
West Chicago IDRB, 6.90% due 9/1/2024 (Leggett & Platt Inc. Project)	NR/A+	1,000,000	1,002,430
Will & Kendall Counties Community Series B, 5.125% due 1/1/2014 (Insured: FSA)	Aaa/AAA	1,000,000	1,054,770
Will County Community School District 365-U, 0% due 11/1/2011 (Insured: FSA)	Aaa/AAA	3,000,000	2,473,290
INDIANA — 7.17%
Allen County Economic Development, 5.80% due 12/30/2012 (Indiana Institute of Technology Project)	NR/NR	895,000	930,299
Allen County Economic Development, 5.75% due 12/30/2015 (Indiana Institute of Technology Project)	NR/NR	1,355,000	1,453,508
Allen County Jail Building Corp. GO, 5.00% due 4/1/2018 (Insured: XLCA)	Aaa/NR	2,495,000	2,682,100
Allen County Redevelopment District Tax Series A, 5.00% due 11/15/2018	A3/NR	1,560,000	1,644,880
Allen County War Memorial Series A, 5.25% due 11/1/2013 (Insured:AMBAC)	Aaa/NR	1,000,000	1,076,040
Boone County Hospital Association, 5.625% due 1/15/2015 pre-refunded 7/15/2011 (Insured: FGIC)	Aaa/AAA	1,000,000	1,087,830
Carmel Redevelopment Authority Lease, 0% due 2/1/2016 (Performing Arts Center)	Aa2/AA	1,730,000	1,172,162
Carmel Redevelopment Authority Lease, 0% due 2/1/2021 (Performing Arts Center)	Aa2/AA	2,000,000	1,040,420
Dyer Redevelopment Authority, 6.40% due 7/15/2015 pre-refunded 7/15/2009	NR/A-	1,515,000	1,640,169
Dyer Redevelopment Authority, 6.50% due 7/15/2016 pre-refunded 7/15/2009	NR/A-	1,910,000	2,072,636
East Chicago Elementary School Building First Mortgage Series A, 6.25% due 7/5/2008 (State Aid Withholding)	NR/A	350,000	359,139
Fishers Redevelopment Authority, 5.25% due 2/1/2018 (Insured: XLCA)	Aaa/AAA	1,500,000	1,650,855
Fishers Redevelopment Authority, 5.25% due 2/1/2020 (Insured: XLCA)	Aaa/AAA	1,025,000	1,124,815
Gary Indiana Building Corp. - Lake County First Mortgage Series 1994-B, 8.25% due 7/1/2010 (Sears Building Project)	NR/NR	715,000	721,721
Goshen Chandler School Building, 0% due 1/15/2011 (Insured: MBIA)	Aaa/AAA	1,020,000	866,653
Huntington Economic Development Revenue, 6.40% due 5/1/2015 (United Methodist Memorial Project)	NR/NR	1,000,000	1,040,890
Indiana Bond Bank Special Program Hendrick’s Redevelopment Series B, 6.20% due 2/1/2023 pre-refunded 2/1/2007	NR/NR	1,500,000	1,542,945
Indiana Health Facility Hospital Revenue, 5.75% due 9/1/2015 (ETM)	A3/AAA	575,000	581,578
Indiana Health Facility Hospital Revenue, 5.40% due 2/15/2016 pre-refunded 8/15/2010 (Clarian Health Obligation Group Project; Insured: MBIA)	Aaa/AAA	1,000,000	1,077,810
Indiana State Educational Facilities Authority Revenue, 5.65% due 10/1/2015 (University of Indianapolis Project)	NR/A-	1,065,000	1,125,268
Indiana State Educational Facilities Authority Revenue, 5.70% due 10/1/2016 (University of Indianapolis Project)	NR/A-	1,025,000	1,083,015
Indianapolis Local Public Improvement Bond Bank, 0% due 7/1/2009 (ETM)	Aa2/NR	740,000	669,256
Noblesville Redevelopment Authority, 5.00% due 8/1/2017 (146th Street Extension Project)	NR/A+	1,000,000	1,057,270
Noblesville Redevelopment Authority, 5.00% due 8/1/2020 (146th Street Extension Project)	NR/A+	1,000,000	1,048,250
Portage Township Multi School Building Corp., 5.50% due 7/15/2015 (Insured: FGIC)	Aaa/AAA	500,000	547,890
Rockport PCR Series A, 4.90% due 6/1/2025 put 6/1/2007 (Indiana Michigan Power Co. Project)	Baa2/BBB	3,165,000	3,193,960
Vanderburgh County Redevelopment District Tax Increment, 5.00% due 2/1/2020	NR/A-	1,000,000	1,039,340
Wawasee Community School Corp. First Mortgage, 5.50% due 7/15/2012 pre-refunded 1/15/2012	NR/AA	1,200,000	1,319,976
West Clark School Building Corp. First Mortgage, 5.75% due 7/15/2017 (Insured: FGIC)	Aaa/AAA	1,685,000	1,859,650
IOWA — 1.58%
Coralville COP Series D, 5.25% due 6/1/2022	A2/NR	1,250,000	1,320,775
Iowa Finance Authority Health Care Facilities, 6.00% due 7/1/2013 (Genesis Medical Center Project)	A1/NR	1,000,000	1,064,010
Iowa Finance Authority Hospital Facility Revenue, 6.00% due 7/1/2012 (Trinity Regional Hospital Project; Insured: FSA)	Aaa/AAA	1,000,000	1,085,600
Iowa Finance Authority Hospital Facility Revenue, 6.75% due 2/15/2016 pre-refunded 2/15/2010 (Iowa Health Services Project)	Aa3/NR	1,000,000	1,107,820
Iowa Finance Authority Revenue, 6.00% due 12/1/2018 (Catholic Health Initiatives Project)	Aa2/AA	2,000,000	2,164,640
Iowa Finance Authority Revenue Refunding Trinity Health Series B, 5.75% due 12/1/2015	Aa3/AA-	1,250,000	1,340,825

22	Certified Annual Report

SCHEDULE OF INVESTMENTS, CONTINUED

Thornburg Intermediate Municipal Fund	September 30, 2006

Issuer-Description	Credit Rating† Moody’s/S&P	Principal Amount	Value
KANSAS — 1.11%
Wichita Hospital Revenue Refunding Improvement Series XI, 6.75% due 11/15/2019 (Christi Health System Project)	NR/A+	$4,200,000	$4,552,632
Wyandotte County Kansas School District 204 Refunding & Improvement Series A, 5.00% due 9/1/2014 (Insured: FGIC)	Aaa/NR	1,030,000	1,120,228
KENTUCKY — 1.00%
Kentucky Economic Development Finance Authority Series C, 5.85% due 10/1/2015 (Norton Healthcare Project; Insured: MBIA)	Aaa/AAA	4,000,000	4,503,320
Wilmore Housing Facilities Revenue, 5.55% due 7/1/2013 (LOC: Allied Irish Bank plc)	NR/NR	595,000	617,164
LOUISIANA — 1.81%
Jefferson Sales Tax District Revenue Series B, 5.50% due 12/1/2008 (Insured:AMBAC)	Aaa/AAA	1,595,000	1,656,344
Louisiana Local Govt. Environment Series A, 4.10% due 9/1/2007 (Bellemont Apartment Housing Project)	Baa1/NR	175,000	175,404
Morehouse Parish Pollution Revenue Refunding Series A, 5.25% due 11/15/2013 (International Paper Co. Project)	Baa3/BBB	3,000,000	3,188,340
New Orleans Sewer Service Revenue, 5.50% due 6/1/2017 (Insured: FGIC)	Aaa/AAA	1,000,000	1,056,600
Orleans Levee District Trust Receipts Series A, 5.95% due 11/1/2007 (Insured: FSA)	Aaa/AAA	690,000	706,615
St.Tammany Parish Sales Tax District No. 03 Sales & Use Tax Revenue, 5.00% due 6/1/2019 (Insured: CIFG)	NR/AAA	1,300,000	1,408,511
St.Tammany Parish Sales Tax District No. 03 Sales & Use Tax Revenue, 5.00% due 6/1/2020 (Insured: CIFG)	NR/AAA	1,000,000	1,082,130
MAINE — 0.21%
Jay Solid Waste Disposal Revenue Series B, 6.20% due 9/1/2019 (International Paper Co. Project)	Baa3/BBB	1,000,000	1,059,170
MASSACHUSETTS — 0.32%
Massachusetts HFA Housing Development Series A, 5.05% due 6/1/2010 (Insured: MBIA) (AMT)	Aaa/AAA	515,000	515,587
Massachusetts HFA Refunding Series A, 6.125% due 12/1/2011 pre-refunded 12/1/2006 (Insured: MBIA) (AMT)	Aaa/AAA	150,000	153,512
Massachusetts HFA Unrefunded Balance Series A, 6.125% due 12/1/2011 (Insured: MBIA) (AMT)	Aaa/AAA	950,000	968,050
MICHIGAN — 1.33%
Kalamazoo Hospital Finance Authority Revenue Series 1994-A, 6.25% due 6/1/2014 (Borgess Medical Center Project) (ETM)	Aaa/AAA	650,000	756,490
Kent Hospital Finance Authority Michigan Hospital, 7.25% due 1/15/2013 (Spectrum Health Project: Insured: MBIA)	Aaa/AAA	1,000,000	1,121,060
Michigan Public Educational Facilities Authority Revenue, 5.50% due 9/1/2022 (Black River School Project)	NR/NR	1,110,000	1,122,643
Michigan State Building Authority Revenue Refunding Facilities Program Series I, 5.25% due 10/15/2017 (Insured: FSA)	Aaa/AAA	2,450,000	2,661,410
Southfield Economic Development Corp. Refunding Revenue, 7.25% due 12/1/2010 (N.W. 12 Limited Partnership)	NR/NR	1,165,000	1,165,128
MINNESOTA — 1.04%
Minneapolis St. Paul Health, 6.00% due 12/1/2018 (Healthpartners Obligation Group Project)	Baa1/BBB+	1,000,000	1,102,600
Minneapolis St. Paul Housing & Redevelopment Authority, 4.75% due 11/15/2018 (Healthspan Project; Insured:AMBAC)	Aaa/AAA	3,500,000	3,502,065
Southern Minnesota Municipal Power Agency Supply Series A, 5.75% due 1/1/2018 pre-refunded to various dates (Insured: MBIA)	Aaa/AAA	700,000	738,913

Certified Annual Report	23

SCHEDULE OF INVESTMENTS, CONTINUED

Thornburg Intermediate Municipal Fund	September 30, 2006

Issuer-Description	Credit Rating† Moody’s/S&P	Principal Amount	Value
MISSISSIPPI — 0.70%
Mississippi Development Bank Special Obligation Municipal Energy Agency Power Supply Series A, 5.00% due 3/1/2018 (Insured: XLCA)	Aaa/AAA	$920,000	$991,456
Mississippi Development Bank Special Obligation Municipal Energy Agency Power Supply Series A, 5.00% due 3/1/2020 (Insured: XLCA)	Aaa/AAA	1,000,000	1,070,530
Mississippi Higher Educational Authority Series C, 7.50% due 9/1/2009	A2/NR	1,500,000	1,503,600
MISSOURI — 0.83%
Missouri Development Finance Board Healthcare Series A, 5.40% due 11/1/2018 (Lutheran Home for the aged Project; LOC: Commerce Bank)	Aa3/NR	2,025,000	2,091,542
Springfield Public Utilities Revenue Series A, 5.00% due 12/1/2013 (Insured: MBIA)	Aaa/AAA	2,000,000	2,166,700
NEBRASKA — 0.18%
Madison County Hospital Authority 1 Hospital Revenue, 5.50% due 7/1/2014 (Faith Regional Health Services Project; Insured: Radian)	NR/AA	845,000	906,144
NEVADA — 0.86%
Las Vegas Special Improvement District Refunding Senior Local Improvement Series A, 5.375% due 6/1/2013 (Insured: FSA)	Aaa/AAA	1,155,000	1,204,677
Reno Sparks Indian Colony, 5.00% due 6/1/2021 (LOC: U.S. Bank NA)	NR/NR	1,000,000	1,050,010
Washoe County Reno Sparks Series B, 0% due 7/1/2011 (Insured: FSA)	Aaa/AAA	2,600,000	2,169,778
NEW HAMPSHIRE — 1.26%
Manchester Housing & Redevelopment Authority Series B, 0% due 1/1/2016 (Insured: Radian)	NR/A	4,990,000	3,282,721
New Hampshire Pollution Refunding Central Maine Power Co., 5.375% due 5/1/2014	A3/BBB+	3,000,000	3,167,640
NEW JERSEY — 0.31%
New Jersey EDA Refunding Revenue, 7.50% due 12/1/2019 (Spectrum for Living Development Project; LOC: PNC Bank)	NR/NR	220,000	220,651
New Jersey EDA School Facilities Construction Series O, 5.00% due 3/1/2019	A1/AA-	1,280,000	1,364,877
NEW MEXICO — 1.94%
Albuquerque Airport Revenue Refunding, 5.00% due 7/1/2008 (Insured:AMBAC) (AMT)	Aaa/AAA	2,380,000	2,434,431
Farmington PCR, 3.85% due 9/1/2024 put 10/2/2006 (LOC: Barclays Bank) (daily demand notes)	P1/A-1+	3,340,000	3,340,000
Farmington PCR Series A, 3.86% due 5/1/2024 put 10/2/2006 (LOC: Barclays Bank) (daily demand notes)	P1/A-1+	500,000	500,000
Sandoval County Incentive Payment Revenue Refunding, 5.00% due 6/1/2020	NR/A+	2,000,000	2,127,140
Santa Fe County Charter School Foundation, 6.50% due 1/15/2026 (ATC Foundation Project)	NR/NR	1,515,000	1,526,362
NEW YORK — 2.09%
Long Island Power Authority Electric Systems Revenue General Series B, 5.00% due 12/1/2006	A3/A-	2,000,000	2,004,480
Nassau Health Care Corp., 6.00% due 8/1/2011 pre-refunded 8/1/2009	Aaa/AAA	1,000,000	1,085,360
New York City Industrial Development Agency Series A, 5.00% due 6/1/2010 (Lycee Francais De New York Project; Insured:ACA)	NR/A	1,175,000	1,218,028
New York City Transitional Finance Authority Facilities Refunding Series A 1, 5.00% due 11/1/2020	Aa1/AAA	3,000,000	3,236,100
New York City Trust Cultural Resources, 5.75% due 7/1/2015 (Museum of American Folk Art Project; Insured:ACA)	NR/A	875,000	932,549
New York Housing Finance Service Series A, 6.375% due 9/15/2015 pre-refunded 9/15/2007	A1/AAA	220,000	225,854
New York State Dorm Authority Bishop Henry B Hucles Nursing, 5.00% due 7/1/2017 (Insured: SONYMA)	Aa1/NR	850,000	919,836
New York State Dormitory Authority School Districts Financing Program Series E, 9.00% due 10/1/2007 (Insured: MBIA)	Aaa/AAA	1,000,000	1,052,350

24	Certified Annual Report

SCHEDULE OF INVESTMENTS, CONTINUED

Thornburg Intermediate Municipal Fund	September 30, 2006

Issuer-Description	Credit Rating† Moody’s/S&P	Principal Amount	Value
NORTH CAROLINA — 0.67%
North Carolina Eastern Municipal Power Refunding Series A, 5.70% due 1/1/2013 (Insured: MBIA)	Aaa/AAA	$1,200,000	$1,229,784
North Carolina Housing Finance Agency Single Family Revenue Bond Series BB, 6.50% due 9/1/2026	Aa2/AA	1,070,000	1,093,979
North Carolina Medical Care, 5.00% due 9/1/2013 (Rowan Regional Medical Center Project; Insured: FSA & FHA 242)	Aaa/AAA	1,000,000	1,078,280
NORTH DAKOTA — 0.15%
North Dakota State Housing Finance Agency Home Mortgage Series A, 5.70% due 7/1/2030	Aa1/NR	745,000	747,041
OHIO — 2.78%
Butler County Transportation Improvement, 6.00% due 4/1/2010 pre-refunded 4/1/2008 (Insured: FSA)	Aaa/AAA	1,000,000	1,055,180
Central Ohio Solid Waste Authority Series B, 5.00% due 12/1/2008	Aa2/AA+	2,530,000	2,605,394
Cleveland Cuyahoga County Development Bond Fund A, 6.25% due 5/15/2016 (LOC: FifthThird Bank)	NR/NR	1,330,000	1,420,706
Cuyahoga County Hospital Revenue Refunding Series A, 4.75% due 2/15/2008 (Metrohealth Systems Project; Insured: MBIA)	Aaa/AAA	1,000,000	1,015,280
Franklin County Health Care Revenue Series 1995-A, 6.00% due 11/1/2010 (Heinzerling Foundation Project; LOC: Banc One)	Aa2/NR	945,000	965,384
Hamilton Wastewater Systems Revenue Refunding, 5.25% due 10/1/2017 (Insured: FSA)	Aaa/AAA	1,500,000	1,656,735
Marysville School District COP, 5.25% due 12/1/2017 pre-refunded 6/1/2015 (School Facilities Project; Insured: MBIA)	Aaa/AAA	2,000,000	2,207,780
North Ridgeville Economic Development, 0% due 2/1/2015 (Collateralized: FHA)	NR/AAA	380,000	191,793
Ohio State Higher Educational Facilities Revenue, 5.05% due 7/1/2037 put 7/1/2016 (Kenyon College Project)	A2/A+	2,200,000	2,342,824
Reynoldsburg Health Care Facilities Revenue Bonds Series 1997, 5.70% due 10/20/2012 (Collateralized: GNMA)	Aaa/NR	760,000	789,777
OKLAHOMA — 3.66%
Alva Hospital Authority Hospital Revenue Sales Tax, 5.25% due 6/1/2025 (Insured: Radian)	Aa3/AA	1,505,000	1,613,119
Comanche County Oklahoma Hospital Authority Revenue, 5.25% due 7/1/2019 (Insured: Radian)	Aa3/AA	3,345,000	3,606,245
Oklahoma City Municipal Improvement Authority, 0% due 7/1/2008 (Insured:AMBAC)	Aaa/AAA	1,020,000	957,902
Oklahoma City Municipal Water & Sewer Series C, 0% due 7/1/2011 (Insured:AMBAC)	Aaa/AAA	1,125,000	941,040
Oklahoma City Municipal Water & Sewer Series C, 0% due 7/1/2013 (Insured:AMBAC)	Aaa/AAA	1,485,000	1,149,271
Oklahoma Development Finance Authority Hospital Association Pooled Hospital A, 5.40% due 6/1/2013 (Insured:AMBAC)	Aaa/AAA	825,000	883,814
Oklahoma Industrial Authority Revenue Refunding, 6.00% due 8/15/2010 (Integris Baptist Project; Insured:AMBAC)	Aaa/AAA	750,000	811,688
Tulsa County Independent School District Combined Purpose, 4.50% due 8/1/2007	Aa3/AA-	2,800,000	2,822,540
Tulsa Industrial Authority Hospital Revenue Refunding, 5.375% due 2/15/2017 (St. John Medical Center Project)	Aa3/AA	4,000,000	4,044,240
Tulsa Industrial Authority Revenue Refunding University of Tulsa Series A, 6.00% due 10/1/2016 (Insured: MBIA)	Aaa/AAA	1,250,000	1,424,438
Tulsa Public Facilities Authority Solid Waste Revenue, 5.65% due 11/1/2006 (Ogden Martin Project; Insured:AMBAC)	Aaa/AAA	500,000	500,840
OREGON — 0.33%
Forest Grove Campus Improvement & Refunding Pacific University, 6.00% due 5/1/2015 pre-refunded 5/1/2010 (Insured: Radian)	NR/AA	800,000	865,472
Oregon State Housing & Community Services Department Single Family Mortgage Program Series B, 5.35% due 7/1/2018 (AMT)	Aa2/NR	810,000	816,739
PENNSYLVANIA — 1.97%
Allegheny County Hospital Development Health Series B, 6.50% due 5/1/2012 (South Hills Health Systems Project)	Baa1/NR	1,400,000	1,510,670

Certified Annual Report	25

SCHEDULE OF INVESTMENTS, CONTINUED

Thornburg Intermediate Municipal Fund	September 30, 2006

Issuer-Description	Credit Rating† Moody’s/S&P	Principal Amount	Value
Carbon County Industrial Development Authority Refunding, 6.65% due 5/1/2010 (Panther Creek Partners Project)	NR/BBB-	$1,370,000	$1,445,186
Chartiers Valley Industrial & Community Development Authority, 5.75% due 12/1/2022 (Asbury Health Center Project)	NR/NR	900,000	928,593
Chester County School Authority, 5.00% due 4/1/2020 (Intermediate Unit Project; Insured:AMBAC)	NR/AAA	2,310,000	2,477,821
Lancaster County Series B, 0% due 5/1/2014 (Insured: FGIC)	Aaa/NR	795,000	587,982
Lancaster County Series B, 0% due 5/1/2015 (Insured: FGIC)	Aaa/NR	800,000	558,160
Lehigh County General Purpose Shepard Rehab. Hospital, 6.00% due 11/15/2007 (Insured:AMBAC)	Aaa/AAA	785,000	805,952
Pennsylvania Higher Education University Series 14, 0% due 7/1/2020 (Insured:AMBAC)	Aaa/AAA	2,032,839	738,347
Pennsylvania State Higher Educational Facility Allegheny Delaware Valley Obligation A, 5.60% due 11/15/2009 (Insured: MBIA)	Aaa/AAA	500,000	526,885
Pennsylvania State Higher Educational Facility Allegheny Delaware Valley Obligation A, 5.60% due 11/15/2010 (Insured: MBIA)	Aaa/AAA	480,000	513,322
RHODE ISLAND — 0.70%
Rhode Island Health & Education Building Hospital Financing, 5.25% due 7/1/2015 (Memorial Hospital Project; LOC: Fleet Bank)	NR/AA	1,325,000	1,401,214
Rhode Island Health & Education Building Refunding, 6.00% due 8/1/2014 (Credit Support: FHA)	NR/AA	1,000,000	1,058,210
Rhode Island Health & Education Building Refunding Higher Education State University, 5.00% due 3/15/2014 (Insured: Radian)	NR/AA	1,065,000	1,128,037
SOUTH CAROLINA — 2.80%
Berkeley County School District Installment Lease, 5.00% due 12/1/2019	A3/A-	2,000,000	2,110,880
Charleston Educational Excellence Financing Corp., 5.25% due 12/1/2020 (Charleston County School District Project)	A1/AA-	1,855,000	2,012,174
Darlington County Industrial Development, 6.00% due 4/1/2026 (Sonoco Products Co. Project) (AMT)	Baa1/BBB+	3,255,000	3,315,803
Lexington One School Facilities Corp. School District No 1, 5.00% due 12/1/2019	A1/NR	1,000,000	1,069,120
Lexington One School Facilities Corp. School District No 1, 5.25% due 12/1/2021	A1/NR	1,700,000	1,821,244
Scago Educational Facilities Corp. School District No 5 Spartanburg County, 5.00% due 4/1/2019 (Insured: FSA)	Aaa/AAA	2,740,000	2,938,623
Scago Educational Facilities Corp. School District No 5 Spartanburg County, 5.00% due 4/1/2021 (Insured: FSA)	Aaa/AAA	1,000,000	1,065,650
TENNESSEE — 0.40%
Knox County Health, 4.90% due 6/1/2031 put 6/1/2011 (Collateralized: FNMA)	NR/AAA	2,000,000	2,026,680
TEXAS — 15.23%
Bexar County Health Facilities Development Corp., 6.125% due 7/1/2022 (Army Retirement Residence Project)	NR/BBB-	1,250,000	1,347,387
Bexar County Housing Finance Corp., 5.50% due 1/1/2016 (Insured: MBIA)	Aaa/NR	600,000	636,492
Bexar County Housing Finance Corp., 5.70% due 1/1/2021 (Insured: MBIA)	Aaa/NR	1,035,000	1,098,342
Bexar County Housing Finance Corp., 6.50% due 12/1/2021	Baa1/NR	2,000,000	2,124,320
Bexar County Housing Finance Corp. Multi Family Housing, 5.40% due 8/1/2012 (Dymaxion & Marrach Park Apts. Project; Insured: MBIA)	Aaa/NR	885,000	915,656
Bexar County Housing Finance Corp. Multi Family Housing, 5.95% due 8/1/2020 (Dymaxion & Marrach Park Apts. Project; Insured: MBIA)	Aaa/NR	1,270,000	1,356,982
Bexar County Housing Finance Corp. Series A, 5.875% due 4/1/2014 (Honey Creek Apartments Project; Insured: MBIA)	Aaa/NR	975,000	1,023,643
Bexar County Housing Finance Corp. Series A, 6.125% due 4/1/2020 (Honey Creek Apartments Project; Insured: MBIA)	Aaa/NR	800,000	839,520
Birdville Independent School District Refunding, 0% due 2/15/2012 (Guaranty: PSF)	Aaa/AAA	2,800,000	2,282,028
Carroll Independent School District Refunding, 0% due 2/15/2011 (Guaranty: PSF)	Aaa/AAA	1,130,000	933,527
Cedar Park Texas Refunding & Improvement, 5.00% due 2/15/2016 (Insured: MBIA)	Aaa/AAA	1,000,000	1,070,420

26	Certified Annual Report

SCHEDULE OF INVESTMENTS, CONTINUED

Thornburg Intermediate Municipal Fund	September 30, 2006

Issuer-Description	Credit Rating† Moody’s/S&P	Principal Amount	Value
Central Texas Regional Mobility Authority Revenue Anticipation Notes, 5.00% due 1/1/2008	Aa3/AA	$1,100,000	$1,118,546
Coppell Independent School District Refunding, 0% due 8/15/2013 (Guaranty: PSF)	NR/AAA	5,000,000	3,560,050
Donna Independent School District Refunding, 5.00% due 2/15/2015 (Guaranty: PSF)	Aaa/AAA	980,000	1,062,790
Duncanville Independent School District Series B, 0% due 2/15/2016 pre-refunded 2/15/2012 (Insured: PSF)	Aaa/AAA	2,985,000	1,938,817
Duncanville Independent School District Series B, 0% due 2/15/2016 (Insured: PSF)	Aaa/AAA	15,000	9,534
El Paso Independent School District Refunding, 0% due 8/15/2010 (Guaranty: PSF)	Aaa/AAA	3,750,000	3,150,037
El Paso Independent School District Refunding, 0% due 8/15/2011 (Guaranty: PSF)	Aaa/AAA	2,500,000	1,985,250
Ennis Texas Independent School District, 0% due 8/15/2012 (Guaranty: PSF)	Aaa/NR	835,000	646,524
Ennis Texas Independent School District, 0% due 8/15/2013 (Guaranty: PSF)	Aaa/NR	845,000	614,028
Ennis Texas Independent School District, 0% due 8/15/2014 (Guaranty: PSF)	Aaa/NR	855,000	582,512
Ennis Texas Independent School District Refunding, 0% due 8/15/2012 pre-refunded 8/15/2010 (Guaranty: PSF)	Aaa/NR	1,625,000	1,276,031
Ennis Texas Independent School District Refunding, 0% due 8/15/2013 pre-refunded 8/15/2010 (Guaranty: PSF)	Aaa/NR	1,645,000	1,212,299
Ennis Texas Independent School District Refunding, 0% due 8/15/2014 pre-refunded 8/15/2010 (Guaranty: PSF)	Aaa/NR	1,670,000	1,153,886
Fort Worth Water & Sewer Revenue, 5.25% due 2/15/2009	Aa2/AA	1,000,000	1,038,160
Gulf Coast Center Revenue, 6.75% due 9/1/2020 (Mental Health Retardation Center Project)	NR/BBB	1,320,000	1,423,990
Hays Consolidated Independent School District, 0% due 8/15/2013 pre-refunded 8/15/2011 (Guaranty: PSF)	Aaa/AAA	6,245,000	4,676,381
Irving Water Works & Sewer Revenue, 5.375% due 8/15/2014	Aa2/AA	350,000	370,983
Irving Water Works & Sewer Revenue, 5.375% due 8/15/2014 pre-refunded 8/15/2010	Aa2/AA	1,150,000	1,224,290
Laredo Sports Venue Sales Refunding & Improvement, 5.00% due 3/15/2018 (Insured:AMBAC)	Aaa/AAA	2,040,000	2,181,862
Lewisville Combination Contract Revenue Refunding Special Assessment District 2, 4.75% due 9/1/2012 (Insured:ACA)	NR/A	2,055,000	2,110,732
Mesquite Independent School District Refunding, 0% due 8/15/2012 (Guaranty: PSF)	NR/AAA	1,420,000	1,102,715
Midlothian Texas Independent School District, 0% due 2/15/2012 (ETM)	Aaa/NR	500,000	408,370
Midlothian Texas Independent School District, 0% due 2/15/2012 (Guaranty: PSF)	Aaa/NR	500,000	407,505
Midtown Redevelopment Authority Tax, 6.00% due 1/1/2012 (Insured: Radian)	Aa3/AA	735,000	793,734
Midtown Redevelopment Authority Tax, 6.00% due 1/1/2013 (Insured: Radian)	Aa3/AA	500,000	538,940
Pharr San Juan Alamo Independent Building, 5.75% due 2/1/2013 (Guaranty: PSF)	Aaa/AAA	1,000,000	1,063,450
Port Arthur Refunding, 5.00% due 2/15/2019 (Insured: MBIA)	Aaa/AAA	1,000,000	1,061,700
Richardson Refunding & Improvement, 5.00% due 2/15/2019 (Insured: MBIA)	Aaa/AAA	2,145,000	2,305,875
Sabine River Authority Texas Pollution Refunding Series A, 5.80% due 7/1/2022 (TXU Energy Co. Project)	Baa2/BBB-	1,000,000	1,075,370
Sam Rayburn Municipal Power Agency Refunding, 6.00% due 10/1/2016	Baa2/BBB	3,000,000	3,184,290
Sam Rayburn Municipal Power Agency Refunding Series A, 6.00% due 10/1/2021	Baa2/BBB	675,000	715,743
San Antonio Hotel Occupancy Revenue Refunding Series B, 5.00% due 8/15/2034 put 8/1/2008 (Insured:AMBAC)	Aaa/AAA	1,350,000	1,381,252
Stafford Economic Development, 6.00% due 9/1/2017 (Insured: FGIC)	Aaa/AAA	1,775,000	2,060,367
Tarrant County Health Facilities, 6.625% due 11/15/2020 pre-refunded 11/15/2010 (Adventist/Sunbelt Project)	A2/NR	3,500,000	3,921,330
Texarkana Health Facilities Hospital Refunding Series A, 5.75% due 10/1/2009 (Wadley Regional Medical Center Project; Insured: MBIA)	Aaa/AAA	500,000	528,610
Texarkana Health Facilities Hospital Refunding Series A, 5.75% due 10/1/2011 (Insured: MBIA)	Aaa/AAA	2,500,000	2,725,075
Travis County GO, 5.25% due 3/1/2021	Aaa/AAA	1,000,000	1,106,550
Travis County Health Facilities Development Corp., 6.25% due 11/15/2014 pre-refunded 11/15/2009 (Ascension Health Project; Insured: MBIA)	Aaa/AAA	3,000,000	3,257,070
Travis County Health Facilities Development Corp. Revenue, 5.75% due 11/15/2010 (Ascension Health Project; Insured: MBIA)	Aaa/AAA	2,000,000	2,136,140
Upper Trinity Regional Water District Regional Treated Water Supply Systems Series A, 7.125% due 8/1/2008 (Insured: FGIC)	Aaa/AAA	600,000	627,402

Certified Annual Report	27

SCHEDULE OF INVESTMENTS, CONTINUED

Thornburg Intermediate Municipal Fund	September 30, 2006

Issuer-Description	Credit Rating† Moody’s/S&P	Principal Amount	Value
Waco Health Facilities Development Corp. Series A, 6.00% due 11/15/2015 pre-refunded 11/15/2009 (Ascension Health Project)	Aa2/AA	$870,000	$939,522
Waco Health Facilities Development Corp. Series A, 6.00% due 11/15/2016 pre-refunded 11/15/2009 (Ascension Health Project)	Aa2/AA	1,050,000	1,133,906
West Harris County Municipal Utility Refunding, 6.00% due 3/1/2017 (Insured: Radian)	NR/AA	500,000	513,535
UTAH — 0.85%
Salt Lake City Municipal Building Series B, 5.30% due 10/15/2012 pre-refunded 10/15/2009 (Insured:AMBAC)	Aaa/AAA	1,085,000	1,149,384
Utah County Municipal Building Authority, 5.50% due 11/1/2016 pre-refunded 11/1/2011 (Insured:AMBAC)	Aaa/NR	1,000,000	1,087,110
Utah HFA, 6.05% due 7/1/2016 (Credit Support: FHA)	NR/AAA	405,000	414,671
Utah HFA SFMR D-2 Class I, 5.85% due 7/1/2015 (Credit Support: FHA)	Aa2/AA	60,000	60,986
Utah State Board of Regents Auxiliary Refunding Series A, 5.25% due 5/1/2013	NR/AA	595,000	639,078
Utah Water Finance Agency Revenue Pooled Loan Financing Program Series A, 5.00% due 10/1/2012 (Insured:AMBAC)	Aaa/NR	940,000	1,005,528
VIRGINIA — 2.24%
Alexandria Industrial Development Authority Institute for Defense Analysis, 5.90% due 10/1/2020 pre-refunded 10/1/2010 (Insured:AMBAC)	Aaa/AAA	2,000,000	2,193,300
Alexandria Industrial Development Authority Institute for Defense Analysis Series A, 6.00% due 10/1/2014 pre-refunded 10/1/2010 (Insured:AMBAC)	Aaa/AAA	1,500,000	1,650,300
Alexandria Industrial Development Authority Institute for Defense Analysis Series A, 6.00% due 10/1/2015 pre-refunded 10/1/2010 (Insured:AMBAC)	Aaa/AAA	1,590,000	1,749,318
Fauquier County Industrial Development Authority, 5.50% due 10/1/2016 (Insured: Radian)	NR/AA	1,000,000	1,096,550
Hanover County Industrial Development Authority Medical Facilities Revenue, 6.00% due 10/1/2021 (ETM)	Aaa/AAA	795,000	796,248
Norton Industrial Development Authority Hospital Refunding, 6.00% due 12/1/2014 (Norton Community Hospital Project; Insured:ACA)	NR/A	1,635,000	1,786,254
Spotsylvania County IDRB, 6.00% due 9/1/2019 put 9/1/2008 (Walter Grinders Project; LOC: Deutsche Bank) (AMT)	NR/NR	2,210,000	2,209,956
WASHINGTON — 5.23%
Benton County Public Utility District Refunding Series A, 5.625% due 11/1/2012 (Insured: FSA)	Aaa/AAA	1,500,000	1,638,585
Energy Northwest Washington Series A, 5.60% due 7/1/2015 pre-refunded 1/1/2007 (Wind Project)	A3/A-	1,000,000	1,034,800
Energy Northwest Washington Series B, 5.10% due 7/1/2009 pre-refunded 1/1/2007 (Wind Project)	A3/A-	745,000	769,987
Port Longview Industrial Development Corp. Solid Waste Disposal Revenue, 6.875% due 10/1/2008	NR/BBB	1,500,000	1,577,730
Tacoma Electric Systems Revenue Series A, 5.50% due 1/1/2012 (Insured: FSA)	Aaa/AAA	750,000	811,545
Vancouver Downtown Redevelopment Senior Series A, 5.50% due 1/1/2018 (Conference Center Project; Insured:ACA)	NR/A	3,500,000	3,712,135
Washington Health Care Facilities, 5.50% due 12/1/2010 (Providence Services Project; Insured: MBIA)	Aaa/AAA	2,690,000	2,866,625
Washington Health Care Facilities, 6.00% due 12/1/2014 (Catholic Health Services Project; Insured: MBIA)	Aaa/AAA	1,735,000	1,879,057
Washington Health Care Facilities, 6.00% due 12/1/2015 (Catholic Health Services Project; Insured: MBIA)	Aaa/AAA	1,945,000	2,098,169
Washington Health Care Facilities, 5.60% due 1/1/2018 (Sea Mar Community Center Project; LOC: U.S. Bancorp)	Aa1/NR	1,025,000	1,089,964
Washington Health Care Facilities Refunding, 6.375% due 10/1/2010 (Insured: FGIC)	Aaa/AAA	1,500,000	1,653,090
Washington Nonprofit Housing, 5.60% due 7/1/2011 (Kline Galland Center Project; Insured: Radian)	NR/AA	500,000	527,405
Washington Nonprofit Housing, 5.875% due 7/1/2019 (Kline Galland Center Project; Insured: Radian)	NR/AA	1,000,000	1,057,490
Washington Public Power Supply Refunding Series B, 0% due 7/1/2010	Aaa/AA-	960,000	832,829
Washington Public Power Supply Refunding Series B, 0% due 7/1/2011	Aaa/AA-	1,000,000	834,140
Washington State Health Care Facilities Series A, 4.50% due 12/1/2008 (Kadlec Medical Center Project; Insured:Assured Guaranty)	Aa1/AAA	1,200,000	1,221,060

28	Certified Annual Report

SCHEDULE OF INVESTMENTS, CONTINUED

Thornburg Intermediate Municipal Fund	September 30, 2006

Issuer-Description	Credit Rating† Moody’s/S&P	Principal Amount	Value
Washington State Public Power Supply Systems Revenue Refunding Series A, 5.00% due 7/1/2011 (Insured: FSA)	Aaa/AAA	$3,030,000	$3,155,109

WEST VIRGINIA — 0.32%
West Virginia State Hospital Finance Authority Series A, 5.00% due 6/1/2020 (United Hospital Center Project; Insured:AMBAC)	Aaa/AAA	1,530,000	1,642,746

WISCONSIN — 1.21%
Wisconsin Health & Educational Facilities, 5.75% due 8/15/2020 (Eagle River Memorial Hospital Inc. Project; Insured: Radian)	NR/AA	1,000,000	1,067,359
Wisconsin Housing & Economic Development Series A, 5.875% due 11/1/2016 (Insured:AMBAC)	Aaa/AAA	1,980,000	2,075,614
Wisconsin State Health & Educational Facilities, 4.50% due 12/1/2023 put 12/1/2007 (Hospital Sisters Services, Inc.; Insured: FSA)	Aaa/NR	3,000,000	3,025,770

TOTAL INVESTMENTS — 98.36% (Cost $ 484,004,905)			$503,374,209
OTHER ASSETS LESS LIABILITIES — 1.64%			8,413,305

NET ASSETS — 100.00%			$511,787,514

Footnote Legend

†	Credit ratings are unaudited. Rating changes may have occurred prior to or subsequent to the reporting period end. See notes to financial statements.

Portfolio Abbreviations

To simplify the listings of securities, abbreviations are used per the table below:

ACA	Insured by American Capital Access

AMBAC	Insured by American Municipal Bond Assurance Corp.

AMT	Alternative Minimum Tax

CIFG	CIFG Assurance North America Inc.

COP	Certificates of Participation

EDA	Economic Development Authority

ETM	Escrowed to Maturity

FGIC	Insured by Financial Guaranty Insurance Co.

FHA	Insured by Federal Housing Administration

FNMA	Collateralized by Federal National Mortgage Association

FSA	Insured by Financial Security Assurance Co.

GNMA	Insured by Government National Mortgage Co.

GO	General Obligation

HFA	Health Facilities Authority

IDRB	Industrial Development Revenue Bond

MBIA	Insured by Municipal Bond Investors Assurance

PCR	Pollution Control Revenue Bond

PSF	Guaranteed by Permanent School Fund

RADIAN	Insured by Radian Asset Assurance

SFMR	Single Family Mortgage Revenue Bond

SONYMA	State of New York Mortgage Authority

XLCA	Insured by XL Capital Assurance

SUMMARY OF SECURITY CREDIT RATINGS†

Ratings are a blend of Moody’s and Standard & Poor’s, using the higher rating. Some bonds are rated by only one service.

Certified Annual Report	29

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Thornburg Intermediate Municipal Fund

To the Trustees and Shareholders of

Thornburg Intermediate Municipal Fund

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Thornburg Intermediate Municipal Fund (one of the Portfolios constituting Thornburg Investment Trust, hereafter referred to as the “Fund”) at September 30, 2006, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at September 30, 2006 by correspondence with the custodian, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

New York, New York

November 16, 2006

30	Certified Annual Report

EXPENSE EXAMPLE

Thornburg Intermediate Municipal Fund	September 30, 2006 (Unaudited)

As a shareholder of the Fund, you incur two types of costs:

(1) transaction costs, including

(a) sales charges (loads) on purchase payments, for Class A shares,

(b) a deferred sales charge on redemptions of any part or all of a purchase of $1 million of Class A shares within 12 months of purchase;

(c) a deferred sales charge on redemptions of Class C shares within 12 months of purchase;

(2) ongoing costs, including management fees; distribution and/or service (12b-1) fees; and other Fund expenses.

This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested on March 31, 2006 and held until September 30, 2006.

Actual Expenses

The first line of the table at right provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table at right provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

	Beginning Account Value 3/31/06	Ending Account Value 9/30/06	Expenses Paid During Period† 3/31/06-9/30/06
Class A Shares
Actual	$1,000	$1,027.70	$5.02
Hypothetical*	$1,000	$1,020.12	$5.00
Class C Shares
Actual	$1,000	$1,026.40	$6.30
Hypothetical*	$1,000	$1,018.85	$6.28
Class I Shares
Actual	$1,000	$1,029.30	$3.40
Hypothetical*	$1,000	$1,021.71	$3.39

†Expenses are equal to the annualized expense ratio for each class (A: 0.99%; C: 1.24%; and I: 0.67%) multiplied by the average account value over the period, multiplied by 183/365 to reflect the one-half year period.

*	Hypothetical assumes a rate of return of 5% per year before expenses.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Certified Annual Report	31

INDEX COMPARISON

Thornburg Intermediate Municipal Fund	September 30, 2006 (Unaudited)

GROWTH OF A HYPOTHETICAL $10,000 INVESTMENT

Thornburg Intermediate Municipal Fund Class A Total Returns, versus

Merrill Lynch 7-12 Year Municipal Bond Index and Consumer Price Index

(July 31, 1991 to September 30, 2006)

AVERAGE ANNUAL TOTAL RETURNS

For the periods ended September 30, 2006 (with sales charge)

	1 Yr	5 Yrs	10 Yrs	Since Inception
A Shares (Incep: 7/22/91)	1.51%	3.55%	4.25%	5.38%
C Shares (Incep: 9/1/94)	2.71%	3.64%	4.09%	4.43%

FUND ATTRIBUTES

as of September 30, 2006

	Annualized Dist. Rate (@NAV)	SEC Yield	NAV	Maximum Offering Price
A Shares (Incep: 7/22/91)	3.78%	3.05%	$13.30	$13.57
C Shares (Incep: 9/1/94)	3.53%	2.85%	$13.31	$13.31

Performance data reflect past performance, which is no guarantee of future results. The performance data and graph do not reflect the deduction of taxes that a shareholder would pay on distributions or the redemption of Fund shares.

Returns reflect the reinvestment of dividends and capital gains as well as applicable sales charges. Class A shares are sold with a maximum sales charge of 2.00%. Class C shares assume deduction of a 0.60% contingent deferred sales charge (CDSC) for the first year only.

The Consumer Price Index (“CPI”) measures prices of a fixed basket of goods bought by a typical consumer, including food, transportation, shelter, utilities, clothing, medical care, entertainment and other items. The CPI, published by the Bureau of Labor Statistics in the Department of Labor, is based at 100 in 1982 and is released monthly. It is widely used as a cost-of-living benchmark to adjust Social Security payments and other payment schedules, union contracts and tax brackets. The CPI is also known as the cost-of-living index.

The Merrill Lynch 7-12 Year Municipal Bond Index represents a broad measure of market performance. It is a model portfolio of municipal obligations throughout the U.S., with an average maturity which ranges from seven to twelve years.

Unless otherwise noted, index returns reflect the reinvestment of income dividends and capital gains, if any, but do not reflect fees, brokerage commissions or other expenses of investing. Investors may not make direct investments into any index.

The SEC Yield is computed in accordance with SEC standards measuring the net investment income per share over a specified 30-day period expressed as a percentage of the maximum offering price of the Funds’ shares at the end of the period.

The distribution rate is calculated by taking the sum of the month’s total distribution factors and dividing this sum by a 30-day period and annualizing to 360-day year. The value is then divided by the ending Net Asset Value (NAV) to arrive at the annualized distribution yield. The yield is calculated on a periodic basis and is subject to change depending on the Fund’s NAV and current distributions.

32	Certified Annual Report

TRUSTEES AND OFFICERS

Thornburg Intermediate Municipal Fund	September 30, 2006 (Unaudited)

Name, Age, Position Held with Fund Year Elected	Principal Occupation(s) During Past Five Years	Other Directorships Held by Trustee
INTERESTED TRUSTEES(1)(2)(4)

Garrett Thornburg, 60 Chairman of Trustees, Trustee since 1987(3)	CEO, Chairman and controlling shareholder of Thornburg Investment Management, Inc. (investment advisor) and Thornburg Securities Corporation (securities dealer); Chairman of Thornburg Limited Term Municipal Fund, Inc. (registered investment company) to 2004; CEO and Chairman of Thornburg Mortgage, Inc. (real estate investment trust); Chairman of Thornburg Mortgage Advisory Corporation (investment manager to Thornburg Mortgage, Inc.).	Director of Thornburg Mortgage, Inc. (real estate investment trust)

Brian J. McMahon, 50 Trustee since 2001, Member of Governance & Nominating Committee, President since 1997(5)(6)	President, Managing Director, Chief Investment Officer, and Co-Portfolio Manager of Thornburg Investment Management, Inc.; President of Thornburg Limited Term Municipal Fund, Inc. to 2004.	None

INDEPENDENT TRUSTEES(1)(2)(4)

David A. Ater, 61 Trustee since 1994, Member of Audit Committee and Governance & Nominating Committee	Principal in Ater & Associates, Santa Fe, NM (developer, planner and broker of residential and commercial real estate); owner, developer and broker for various real estate projects.	Director of Thornburg Mortgage, Inc. (real estate investment trust)

David D. Chase, 65 Chairman of Audit Committee, Trustee since 2000	Chairman, President, CEO, and Managing Member of Vestor Associates, LLC, the general partner of Vestor Partners, LP, Santa Fe, NM (private equity fund); Chairman and CEO of Vestor Holdings, Inc., Santa Fe, NM (merchant bank).	None

Eliot R. Cutler, 60 Chairman of Governance & Nominating Committee, Trustee since 2004	Partner, Akin, Gump, Strauss, Hauer & Feld, LLP, Washington, D.C. (law firm)	Director of Thornburg Mortgage, Inc. (real estate investment trust)

Susan H. Dubin, 57 Trustee since 2004, Member of Audit Committee	President of Dubin Investments, Ltd., Greenwich, CT (private investment fund); Director and officer of various charitable organizations.	None

Owen D. Van Essen, 52 Trustee since 2004, Member of Governance & Nominating Committee	President of Dirks, Van Essen & Murray, Santa Fe, NM (newspaper mergers and acquisitions).	None

James W. Weyhrauch, 47 Trustee since 1996, Member of Audit Committee	Real estate broker, Santa Fe Properties, Santa Fe, NM since 2004; President and CEO from 1997–2004, and Vice Chairman 2004 to date, Nambé Mills, Inc., Santa Fe, NM (manufacturer).	None

Certified Annual Report	33

TRUSTEES AND OFFICERS, CONTINUED

Thornburg Intermediate Municipal Fund	September 30, 2006 (Unaudited)

Name, Age, Position Held with Fund Year Elected	Principal Occupation(s) During Past Five Years	Other Directorships Held by Trustee
OFFICERS OF THE FUND (WHO ARE NOT TRUSTEES)(1)(6)(7)

Steven J. Bohlin, 47 Vice President since 1987, Treasurer since 1989	Portfolio Manager, Co-Portfolio Manager, Vice President, and Managing Director of Thornburg Investment Management, Inc.; Vice President of Thornburg Limited Term Municipal Fund, Inc. to 2004.	Not applicable

George T. Strickland, 43 Vice President since 1996	Portfolio Manager, Vice President, and Managing Director of Thornburg Investment Management, Inc.; Vice President (to 2004) and Treasurer (2003–2004) of Thornburg Limited Term Municipal Fund, Inc.	Not applicable

William V. Fries, 67 Vice President since 1995	Portfolio Manager, Co-Portfolio Manager, Vice President, and Managing Director of Thornburg Investment Management, Inc.	Not applicable

Leigh Moiola, 39 Vice President since 2001	Vice President and Managing Director of Thornburg Investment Management, Inc.; Vice President of Thornburg Limited Term Municipal Fund, Inc. to 2004.	Not applicable

Kenneth Ziesenheim, 52 Vice President since 1995	Vice President and Managing Director of Thornburg Investment Management, Inc.; President of Thornburg Securities Corporation; Vice President of Thornburg Limited Term Municipal Fund, Inc. to 2004.	Not applicable

Alexander Motola, 36 Vice President since 2001	Portfolio Manager, Vice President, and Managing Director of Thornburg Investment Management, Inc. since 2001.	Not applicable

Wendy Trevisani, 35 Vice President since 1999	Co-Portfolio Manager since 2006, Managing Director since 2004, Vice President, and Associate Portfolio Manager of Thornburg Investment Management, Inc.; Vice President of Thornburg Limited Term Municipal Fund, Inc. to 2002.	Not applicable

Joshua Gonze, 43 Vice President since 1999	Managing Director since 2004, Associate Portfolio Manager and Vice President of Thornburg Investment Management, Inc.; Vice President of Thornburg Limited Term Municipal Fund, Inc. to 2004.	Not applicable

Brad Kinkelaar, 38 Vice President since 1999	Co-Portfolio Manager since 2002, Managing Director since 2004, Vice President since 2000, and Associate Portfolio Manager of Thornburg Investment Management, Inc.	Not applicable

Christopher Ihlefeld, 36 Vice President since 2003	Managing Director since 2006 and Associate Portfolio Manager and Vice President since 2002 of Thornburg Investment Management, Inc.; Vice President of Limited Term Municipal Fund, Inc., 2003–2004.	Not applicable

Leon Sandersfeld, 40 Vice President since 2003	Associate of Thornburg Investment Management, Inc. since 2002; Senior Staff Accountant, Farm Bureau Life Insurance Co. to 2002.	Not applicable

Sasha Wilcoxon, 32 Vice President since 2003, Secretary since 2006	Mutual Fund Support Service Department Manager since 2002 and Associate of Thornburg Investment Management, Inc.	Not applicable

34	Certified Annual Report

TRUSTEES AND OFFICERS, CONTINUED

Thornburg Intermediate Municipal Fund	September 30, 2006 (Unaudited)

Name, Age, Position Held with Fund Year Elected	Principal Occupation(s) During Past Five Years	Other Directorships Held by Trustee
Ed Maran, 48 Vice President since 2004	Co-Portfolio Manager since 2006, Vice President and Managing Director since 2005, and Associate Portfolio Manager since 2002 of Thornburg Investment Management, Inc.; Analyst, USAA 2001–2002.	Not applicable

Vinson Walden, 36 Vice President since 2004	Co-Portfolio Manager since 2006, Vice President and Managing Director since 2005, and Associate Portfolio Manager since 2002 of Thornburg Investment Management, Inc.; Associate Portfolio Manager, Ibis Management 2002–2004; Associate, Lehman Brothers to 2001.	Not applicable

Van Billops, 40 Vice President since 2006	Associate of Thornburg Investment Management, Inc.	Not applicable

Thomas Garcia, 35 Vice President since 2006	Vice President and Managing Director since 2004, and Associate Portfolio Manager of Thornburg Investment Management, Inc.	Not applicable

Lei Wang, 35 Vice President since 2006	Co-Portfolio Manager and Managing Director since 2006, and Associate Portfolio Manager since 2004 of Thornburg Investment Management, Inc.; Associate, Enso Capital Management, LLC 2002–2004; Associate, Deutsche Bank 2001–2002.	Not applicable

Connor Browne, 27 Vice President since 2006	Co-Portfolio Manager and Managing Director since 2006, and Associate Portfolio Manager since 2001 of Thornburg Investment Management, Inc.	Not applicable

(1)	Each person’s address is 119 East Marcy Street, Santa Fe, New Mexico 87501.

(2)	The Fund is one of twelve separate investment “Funds” or “series” of Thornburg Investment Trust (the “Trust”), which comprises the Thornburg mutual fund complex and is organized as a Massachusetts business trust. The Trust currently has twelve active Funds. Thornburg Investment Management, Inc. is the investment advisor to, and manages, the twelve Funds of the Trust. Each Trustee oversees the twelve Funds of the Trust.

(3)	Mr.Thornburg is considered an “interested” Trustee under the Investment Company Act of 1940 because he is a director and controlling shareholder of Thornburg Investment Management, Inc., the investment advisor to the twelve active Funds of the Trust, and is the sole director and controlling shareholder of Thornburg Securities Corporation, the distributor of shares for the Trust.

(4)	Each Trustee serves in office until the election and qualification of a successor.

(5)	Mr. McMahon is considered an “interested” Trustee because he is the president of Thornburg Investment Management, Inc.

(6)	The Trust’s president, secretary and treasurer each serve a one-year term or until the election and qualification of a successor; each other officer serves at the pleasure of the Trustees.

(7)	Assistant vice presidents, assistant secretaries and assistant treasurers are not shown.

The Statement of Additional Information for each Fund of the Trust includes additional information about the Trustees and is available, without charge and upon request, by calling 1-800-847-0200.

Certified Annual Report	35

OTHER INFORMATION

Thornburg Intermediate Municipal Fund	September 30, 2006 (Unaudited)

PORTFOLIO PROXY VOTING

Policies and Procedures:

The Trust has delegated to Thornburg Investment Management, Inc. (the “Advisor”) voting decisions respecting proxies for the Fund’s voting securities. The Advisor makes voting decisions in accordance with its Proxy Voting Policy and Procedures. A description of the Policy and Procedures is available (i) without charge, upon request, by calling the Advisor toll-free at 1-800-847-0200, (ii) on the Thornburg website at www.thornburg.com, and (iii) on the Securities and Exchange Commission’s website at www.sec.gov.

Commencing August 31, 2004, information regarding how proxies were voted is available on or before August 31 of each year for the twelve months ending the preceding June 30. This information is available (i) without charge, upon request by calling the Advisor toll-free at 1-800-847-0200, (ii) on the Thornburg website at www.thornburg.com, and (iii) on the Securities and Exchange Commission’s website at www.sec.gov.

TAX INFORMATION

For the fiscal year ended September 30, 2006, 100% of dividends paid by the Fund are tax exempt dividends for Federal Income Tax purposes. The information and distributions reported herein may differ from the information and distributions taxable to the shareholders for the calendar year ending December 31, 2006.

For the Thornburg Florida Intermediate Municipal Fund shareholders who received in exchange on September 15, 2006, Class A shares of the Thornburg Intermediate Municipal Fund, 100% of the dividends paid by the Florida Fund for the fiscal year up to the merger date of September 15, 2006 are tax exempt dividends for Federal Income Tax purposes. The information and distributions reported herein may differ from the information and distributions taxable to the shareholders for the calendar year ending December 31, 2006.

AVAILABILITY OF QUARTERLY PORTFOLIO SCHEDULE

The Fund files with the Securities and Exchange Commission schedules of its portfolio holdings on Form N-Q for the first and third quarters of each fiscal year. The Fund’s Forms N-Q are available on the Commission’s website at www.sec.gov, or may be reviewed and copied at the Commission’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. The Fund also makes this information available on its website at www.thornburg.com/download or upon request by calling 1-800-847-0200.

SHAREHOLDER MEETING INFORMATION

On September 7, 2006, Thornburg Florida Intermediate Municipal Fund (the “Florida Fund”), a separate series of the Trust, held a special meeting of shareholders to approve a Plan of Reorganization under which the Fund would acquire substantially all of the assets of the Florida Fund in exchange for shares of beneficial interest issued by the Fund. The Florida Fund had 3,713,057.30 shares issued and outstanding on the record date for the special meeting, and the following votes were cast at the meeting with respect to the Plan of Reorganization:

For:	1,912,518.511
Against:	10,013.000
Abstain:	10,996.953

Having been approved by the affirmative vote of a majority of the outstanding shares of the Florida Fund, the reorganization was consummated on September 15, 2006. As a result, all of the Florida Fund’s assets were transferred to the Fund, and the shareholders of the Florida Fund became shareholders of the Fund.

TRUSTEES DELIBERATIONS RESPECTING RENEWAL OF INVESTMENT ADVISORY AGREEMENT

Thornburg Investment Management, Inc. (the “Advisor”) provides investment management services to Thornburg Intermediate Municipal Fund pursuant to an investment advisory agreement. The Trustees consider the renewal of this agreement annually, and most recently determined to renew the agreement on September 12, 2006.

In connection with their general supervision of the Advisor, the Trustees receive and consider reports throughout the year from the Advisor respecting the Advisor’s management of the Fund’s investments. These reports include information about the Fund’s purchase and sale of portfolio investments and explanations from the Advisor respecting investment selections, the investment performance of the Fund, general appraisals of industry and economic prospects and factors, and other matters affecting the Fund and relating to the Advisor’s performance of services for the Fund.

In anticipation of their recent consideration of the advisory agreement’s renewal, the independent Trustees met with representatives of the Advisor in July 2006 to discuss the Trustees’ evaluation of the Advisor’s performance and to specify the information the Advisor would present to the Trustees for their review. The independent Trustees thereafter met in independent session to consider various factors respecting the agreement’s renewal, and met in a subsequent session with the Advisor’s chief investment officer to present questions. Following these sessions, the Trustees met on September 12, 2006 to consider a renewal of the advisory agreement.

The information below summarizes certain factors considered by the Trustees in connection with the determination to renew the advisory agreement. In determining to renew the advisory agreement, the Trustees did not identify any single factor as controlling, and this summary does not describe all of the matters considered by the Trustees in making their determination.

36	Certified Annual Report

OTHER INFORMATION, CONTINUED

Thornburg Intermediate Municipal Fund	September 30, 2006 (Unaudited)

Quality of Services; Fund Investment Performance. In evaluating the nature, extent and quality of services provided by the Advisor to the Fund, and in reviewing the Fund’s investment performance, the Trustees considered qualitative and quantitative information presented to the Trustees throughout the preceding year and in anticipation of their annual evaluation, including:

(i)	reports from portfolio management personnel respecting execution of portfolio investment strategies in prevailing market conditions;

(ii)	information respecting issuer, fiscal and economic developments;

(iii)	the Fund’s absolute investment performance and achievement of stated objectives;

(iv)	measures of the Fund’s investment performance over different periods of time relative to different categories of mutual funds sharing certain comparable characteristics and selected by independent firms, and relative to a broad based securities index; and

(v)	comparative measures of portfolio volatility, risk and return.

The Trustees also considered the Advisor’s staffing and other resources, the Advisor’s efforts to contain costs and expenses, the Advisor’s supervision of services provided to the Trust by third party service providers, the Advisor’s performance of administrative, accounting and other services, the Advisor’s adherence to compliance and regulatory requirements, the Advisor’s responsiveness to the Trustees, and other factors. The Trustees noted that the value of comparisons of the Fund’s investment performance to mutual fund categories, and in particular to broad based securities indices, may be limited in some degree because the Fund’s investment objective and strategies, as defined in its prospectuses, are unique or may vary from the parameters for selecting the investments for other funds and the largely theoretical character of fixed income security indices.

In conducting their evaluation, the Trustees observed that the Advisor had continued to faithfully and competently pursue and achieve the Fund’s stated objectives, as reflected particularly by the Advisor’s selection of investments in accordance with the Fund’s stated strategies and the Fund’s investment returns. The Trustees also observed in conducting their evaluation the Fund’s above average or better investment returns over most periods, and in particular the most recent three years, relative to two categories of mutual funds sharing characteristics comparable to the Fund and selected by independent mutual fund analyst firms, and the Fund’s relative performance against comparative measures of portfolio volatility and return.

The Trustees concluded, based upon these and other considerations, that the Advisor had actively and competently pursued the

Fund’s stated investment objectives in accordance with the Fund’s investment policies stated in its prospectuses. The Trustees further concluded that the investment performance of the Fund was satisfactory in the context of the Fund’s objectives and policies, and prevailing market conditions.

Fees and Expenses; Profitability of Advisor. In reviewing the fees charged by the Advisor to the Fund, the Trustees primarily considered the fees charged by the Advisor and the other expenses charged to the Fund in light of the nature and quality of services provided, comparison of the actual Advisor’s fee and Fund expenses to the statement of fees and expenses in the Fund’s prospectuses, comparisons of the Advisor’s fee and other Fund expenses to median and average fees and expenses charged to a grouping of intermediate municipal debt mutual funds assembled by an independent mutual fund analyst firm, and comparisons of fees and expenses charged to the Fund with fees and expenses charged to other specific mutual funds. In addition, the Trustees considered the profitability of the Advisor compared to other investment management firms, and compared the investment management fee rates charged by the Advisor to the Fund with rates charged to other clients and the differing types of services furnished to the Fund and the other clients. The Trustees noted that the overall expenses for the Fund were slightly higher than average and median expenses for the grouping of mutual funds assembled by the mutual fund analyst firm, and that the management fee was somewhat higher than the average for the same group of funds, but that the differences were not notable in view of the other factors considered. The Trustees further noted in this regard that the management fee charged to the Fund was comparable to the median management fees for the same group of mutual funds. The Trustees noted in their review that fee rates charged by the Advisor to other clients of the Advisor were not directly comparable to rates charged to the Fund principally because of the significant differences in the services provided.

The Trustees concluded, based upon these and other considerations, that the fees charged to the Fund by the Advisor were fair and reasonable in view of the services provided, the clear disclosure of these fees and expenses in the Fund’s prospectuses, and fees and expenses charged to other mutual funds. The Trustees further concluded that there was no indication that the Advisor’s profitability was unusual, viewed in the context of the services provided, the performance of the Fund, and the fees and profitability of other investment management firms.

Economies of Scale. In reviewing the extent to which economies of scale would be realized by the Fund as it grows and whether fee levels reflect economies of scale, the Trustees considered the breakpoint structure for advisory fees chargeable to the Fund, the demonstrated economies of scale enjoyed by other Funds of the Trust as they had grown in size, and economies of scale realized by other mutual funds. The Trustees concluded that the Fund may reasonably be expected to realize economies of scale for the benefit of its shareholders as it grows in size.

Certified Annual Report	37

OTHER INFORMATION, CONTINUED

Thornburg Intermediate Municipal Fund	September 30, 2006 (Unaudited)

Ancillary Benefits to Advisor. In reviewing benefits enjoyed by the Advisor because of its relationship with the Fund, the Trustees considered the Advisor’s receipt of certain research services, favorable publicity received by the Advisor because of the superior investment performance of certain Funds of the Trust, and the benefits to the Fund from the Advisor’s expansion of its staffing and other resources to serve a broader variety of investment clients. The Trustees concluded, based upon these and other considerations, that there was no unusual or unfair benefit enjoyed by the Advisor, and that the Fund enjoyed benefits by virtue of the Advisor’s engagement by other investment clients.

38	Certified Annual Report

Trustees’ Statement to Shareholders

Not part of the Certified Annual Report

February 8, 2005

The Trustees are concerned that recent commentaries and opinions reported in the media may confuse investors in general as to the supervisory duties of trustees of mutual funds and, in particular, leave Thornburg Investment Trust shareholders uncertain regarding how we discharge our responsibilities in supervising the Funds’ investment advisor and in reviewing the advisor’s contract for renewal. We decided to spell out clearly three principal guidelines that we follow in supervising the Trust’s investment advisor on your behalf.

We begin with the premise that each shareholder selected his or her Fund because its investments are managed by the investment advisor identified in the prospectus and in accordance with the objective and policies described in the prospectus. We realize, as each of you do, that if you believe that your Fund’s stated objective and policies no longer serve your personal investment goals, you can sell your shares and leave the Fund.

Therefore, we believe that our primary supervisory task – our principal obligation to you – is to assess the nature and quality of the advisor’s services, and to confirm that the advisor actively and competently pursues the Fund’s objective, in accordance with the policies set out in the prospectus. To do this, we meet regularly with management to review your Fund’s portfolio and to discuss the advisor’s specific actions and judgments in pursuing the Fund’s objective. We do not substitute our own judgment for the advisor’s decisions in selecting investments; the advisor is paid to exercise its informed judgment on investment decisions, and we seek to confirm, in reviewing the advisor’s performance, that the advisor is doing just that.

Second, while we are conscious of costs and the effect that costs have on shareholders’ returns, we do not seek the lowest fees or expense ratio as our sole or primary objective. We try to make sure that your Fund’s fees and costs are reasonable in relationship to the services rendered and that they are generally in line with those charged by other expert investment advisors, consistent with our belief that the Fund’s investors searched for and expect that expertise and attention and have decided to pay a reasonable price for it. We do not put the management contract “out to bid” as a matter of course, and we would not do so unless we had concluded that the advisor materially had failed to pursue the Fund’s objectives in accordance with its policies, or for other equally important reasons. We believe that any other approach would be inconsistent with your interests and contrary to your expectations when you bought shares of the Fund in the first place.

Finally, because we believe that most Thornburg Fund shareholders have invested with a long-term perspective, we try not to focus too much on the fashions of the moment and on short-term performance. The market will not favor any specific investment objective or set of policies at all times and under all economic circumstances. A fund will experience periods of both high and low returns relative to other funds and other investments. Even if one of our Funds is not favored by the market at a particular time, we believe that the advisor is nonetheless obliged to remain true to the Fund’s objective and policies, and we watch to see that it does so.

This page is not part of the Annual Report.	39

Planning Options

Retirement and Education Accounts

Thornburg Investment Management offers retirement and education savings accounts that can help you meet a variety of planning challenges. For account applications or further information on any of the accounts below, please call 1-800-847-0200 or go to www.thornburg.com/ira. Your financial advisor can help you determine which plan is right for you.

Individual Retirement Accounts

Individual Retirement Accounts (IRAs) provide a tax-advantaged means to save money for the future. For a detailed outline of the difference between retirement accounts, see www.thornburg.com/ira. Rollovers are available. Call 1-800-847-0200 for more information.

Traditional IRAs – Contributions to Traditional IRAs are tax deductible for eligible individuals, and withdrawals are taxed as additional ordinary income. You may contribute to an IRA if you receive compensation and are under 70 1/2, even if you are covered by an employer retirement plan.

Roth IRAs – Under a Roth IRA, there is no tax deduction for contributions, but there is no income tax on qualified withdrawals. For a more detailed comparison of Traditional and Roth IRAs, please see our web site at www.thornburg.com/ira.

SEP IRAs – Simplified Employee Pension (SEP) IRAs are established by employers. The employer is allowed a tax deduction for contributions made to the SEP Plan and makes contributions to each eligible employee’s SEP IRA on a discretionary basis.

SIMPLE IRAs – Savings Incentive Match Plan for Employees of Small Employers (SIMPLE) is designed to give small business owners a simplified method to establish and contribute to a retirement plan for employees. The employer is allowed a tax deduction for contributions and makes either matching or non-elective contributions to each eligible employee’s SIMPLE IRA. Employees may make salary deferral contributions.

403(b)

A special, tax-advantaged savings vehicle available only to employees of 501(c)(3) organizations, such as charitable, educational, scientific and religious organizations. 403(b) plans are also available to employees of public schools and universities.

Coverdell Education Savings Account

These savings accounts are designed to provide a way to save money for higher education expenses. In an Education Savings Account, earnings and interest grow tax free, and qualified withdrawals used to pay for eligible higher-education expenses are tax- and penalty-free.

Funds Available

The following funds are available in the accounts listed above:

•	Thornburg International Value Fund

•	Thornburg Value Fund

•	Thornburg Core Growth Fund

•	Thornburg Investment Income Builder Fund

•	Thornburg Global Opportunities Fund

•	Thornburg Limited Term U.S. Government Fund

•	Thornburg Limited Term Income Fund

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The Firm

Thornburg Investment Management® is a privately held investment management company based in Santa Fe, New Mexico with assets under management of over $27 billion. Founded in 1982, the firm manages five equity funds, seven bond funds, and separate portfolios for select institutions and individuals.

Investment Philosophy

We seek to preserve and increase the real wealth of the Funds’ shareholders after accounting for inflation, taxes, and investment expenses. We’re committed to disciplined investing and controlling risk in all market environments through laddered bond and focused equity portfolios.

Portfolio Holdings Disclosure

We believe you should know about your portfolio. Our web site keeps investors informed of the Funds’ equity holdings. Go to www.thornburg.com/funds for commentary on our equity fund holdings.

Co-Ownership of Funds

We invest side-by-side with the Funds’ shareholders. Our employees have invested over $130 million in Thornburg Funds.

Investment Manager:	Distributor:

119 East Marcy Street Santa Fe, New Mexico 87501 800.847.0200	119 East Marcy Street Santa Fe, New Mexico 87501 800.847.0200

Thornburg Investment Management®

Strategies for Building Wealth

Thornburg Intermediate Municipal Fund

I Shares

Informational Brochure and
Annual Report – September 30, 2006

The annual report and accompanying brochure are submitted for the general information of shareholders of the Fund. It is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus. If you have not received a prospectus, one can be obtained from your financial advisor, online at www.thornburg.com/download, or by calling 800-847-0200. Carefully consider information in the prospectus regarding the Fund's investment objectives and policies, risks, sales charges, expenses, experience of its management, marketability of shares, and other information. Read it carefully before you invest or send money. Performance data quoted represents past performance and does not guarantee future results.

Thornburg Intermediate Municipal Fund

Laddering – an All Weather Strategy

The Fund’s primary investment goal is to obtain as high a level of current income exempt from Federal individual income taxes as is consistent, in the view of the Fund’s investment advisor, with preservation of capital (may be subject to Alternative Minimum Tax). The secondary goal of the Fund is to reduce expected changes in its share price compared to long-term bond portfolios.

This Fund is a laddered portfolio of municipal bonds with an average maturity of ten years or less. Laddering involves building a portfolio of bonds with staggered maturities so that a portion of the portfolio matures each year; cash from maturing bonds, if not needed for other purposes, is invested in bonds with longer maturities at the far end of the ladder. We regard the strategy as a good compromise for managing different types of risk.

Thornburg Bond Funds

•	Thornburg Limited Term Municipal Fund

•	Thornburg Intermediate Municipal Fund

•	Thornburg California Limited Term Municipal Fund

•	Thornburg New Mexico Intermediate Municipal Fund

•	Thornburg New York Intermediate Municipal Fund

•	Thornburg Limited Term U.S. Government Fund

•	Thornburg Limited Term Income Fund

Thornburg invests in short- and intermediate-term investment grade bonds. We ladder the maturities of individual bonds in the portfolios to moderate risk. Laddering involves building a portfolio of bonds with staggered maturities so that a portion of the portfolio will mature each year. We apply this disciplined process in all interest rate environments.

Thornburg Equity Funds

•	Thornburg Value Fund

•	Thornburg International Value Fund

•	Thornburg Core Growth Fund

•	Thornburg Investment Income Builder Fund

•	Thornburg Global Opportunities Fund

Thornburg’s equity research uses a fundamental, yet comprehensive, analytical approach. We invest when and where we perceive compelling value. Thornburg equity funds focus on a limited number of securities so that each holding can impact performance. The equity team searches for firms believed to have a promising future and seeks to buy shares of those companies at a discount to their intrinsic value.

More information at www.thornburg.com

Reduce paper clutter.
Receive your shareholder reports and prospectus online instead of through traditional mail.

Sign up at www.thornburg.com/edelivery

2	This page is not part of the Annual Report.

Message

from the Chairman

Garrett Thornburg

Chairman & CEO

November 10, 2006

Dear Fellow Shareholder:

Thornburg Investment Management has a clear mission: to preserve and increase the real wealth of our shareholders. We aspire to accomplish this through a family of laddered bond funds that focus on quality, stability, and minimization of risk over time, and through a range of equity funds that redefine traditional measures of value and growth.

Our bond funds have always been managed using the highly disciplined approach of laddering short and intermediate bond maturities, seeking to provide both an attractive return and stability of principal. Laddering is an all-weather strategy, designed to perform in uncertain markets like the ones we have seen in the last two years. Moreover, all of the bond funds focus on buying investment-grade securities. We have found this strategy to be the best at managing both interest-rate risk and credit risk, and we believe this approach has served our shareholders well over time.

An exciting event occurred recently, Thornburg Investment Management is the first U.S. investment manager to complete the independent certification process and receive the CEFEX Certification for Fiduciary Excellence. The Centre for Fiduciary Excellence (CEFEX) is an independent rating and certification organization, providing comprehensive assessments that measure risk and trustworthiness of investment fiduciaries. We are proud to have received certificate #1 from CEFEX for investment managers.

Our bond fund portfolio managers have many years of experience. We are proud of this consistency and experience and look forward to many more successful years with them at the helm.

Thank you for investing with us. We will do our best to continue to earn your trust every day.

Sincerely,

Garrett Thornburg
Chairman & CEO

This page is not part of the Annual Report.	3

2006

Certified Annual Report

Thornburg Intermediate Municipal Fund

I Shares – September 30, 2006

This report is certified under the Sarbanes-Oxley Act of 2002, which requires that public companies, including mutual funds, affirm that the information provided in their annual and semiannual shareholder reports fully and fairly represents their financial position.

4	Certified Annual Report

Important Information

Performance data quoted represents past performance and does not guarantee future results. Investment return and principal value will fluctuate so that upon redemption, an investor’s shares may be worth more or less than their original cost. Current performance may be lower or higher than the data quoted. For performance data current to the most recent month end, visit www.thornburg.com.

Minimum investments for Class I shares are higher than those for other classes. Returns reflect the reinvestment of dividends and capital gains. There is no up front sales charge for this class of shares.

Shares in the Fund carry risks, including possible loss of principal. As with direct bond ownership, funds that invest in bonds are subject to certain risks including interest-rate risk, credit risk, and inflation risk. The principal value of bond funds will fluctuate relative to changes in interest rates, decreasing when interest rates rise. Unlike bonds, bond funds have ongoing fees and expenses. Shares in the Fund are not deposits or obligations of, or guaranteed or endorsed by, any bank, the Federal Deposit Insurance Corporation, the Federal Reserve Board or any government agency. There is no guarantee that the Fund will meet its investment objectives.

The information presented on the following pages was current as of September 30, 2006. The manager’s views, portfolio holdings, and sector diversification are historical and subject to change. This material should not be deemed a recommendation to buy or sell any of the securities mentioned.

The matters discussed in this report may constitute forward-looking statements made pursuant to the safe harbor provisions of the Securities Litigation Reform Act of 1995. These include any advisor or portfolio manager prediction, assessment, analysis or outlook for individual securities, industries, investment styles, market sectors and/or markets. These statements involve risks and uncertainties. In addition to the general risks described for each Fund in its current prospectus, other factors bearing on these reports include the accuracy of the advisor’s or portfolio manager’s forecasts and predictions, the appropriateness of the investment strategies designed by the advisor or portfolio manager and the ability of the advisor or portfolio manager to implement their strategies efficiently and successfully. Any one or more of these factors, as well as other risks affecting the securities markets generally, could cause the actual results of any fund to differ materially as compared to its benchmarks.

Glossary

The Merrill Lynch 7-12 Year Municipal Bond Index – A widely-accepted unmanaged market-weighted index comprised of fixed-rate, coupon bearing bonds issued within five years of the most recent month-end with greater than $50 million principal amount having a Moody’s investment grade rating and maturities of seven to twelve years.

Duration – The measure of the price sensitivity of a fixed-income security to an interest rate change of 100 basis points. Calculation is based on the weighted average of the present values for all cash flows.

Weighted Average Maturity – A weighted average of all the effective maturities of the bonds in a portfolio. Effective maturity takes into consideration mortgage prepayments, puts, sinking funds, adjustable coupons, and other features of individual bonds and is thus a more accurate measure of interest-rate sensitivity. Longer-maturity funds are generally considered more interest-rate sensitive than their shorter counterparts.

Fed Funds Rate – The interest rate at which a depository institution lends immediately available funds (balances at the Federal Reserve) to another depository institution overnight.

Treasury Notes – a debt obligation of the US government backed by the “full faith and credit” of the government. Notes are intermediate to long term investments typically issued in maturities of two, five and ten years. Interest is paid semi-annually.

Certified Annual Report	5

Letter to Shareholders

George Strickland

Portfolio Manager

October 15, 2006

Dear Fellow Shareholder:

I am pleased to present the Annual Report for the Thornburg Intermediate Municipal Fund. The net asset value of the Class I shares decreased by 3 cents to $13.28 during the twelve months ended September 30, 2006. If you were with us for the entire period, you received dividends of 53.6 cents per share. If you reinvested dividends, you received 54.6 cents per share.

Over the last twelve months, interest rates on bonds that mature in ten years or less have risen, while interest rates on long-term bonds have fallen. Since bond prices move in the opposite direction as yields, the longest bonds in the portfolio generally appreciated, while bonds at the short end of the Fund’s ladder generally depreciated in value. The Class I shares of your Fund produced a total return of 3.90% over the twelve month period ended September 30, 2006, compared to a 4.44% return for the Merrill Lynch 7-12 Year Municipal Bond Index. Unlike the Fund, the index does not have exposure to short-term bonds. Since the short-term bonds in the Fund underperformed the index, the Fund’s return lagged the index.

After rising for most of the year, bond yields fell in the third quarter of 2006 because the bond market started to anticipate a slower economy, reduced inflation, and a lower Fed Funds rate. While such an outcome is certainly possible, we believe the preponderance of evidence points to continued economic growth and a Federal Reserve that must stay on high alert to avoid inflationary acceleration.

The current case for a weak economy revolves around the detrimental effects of a declining housing market. However, slackness in residential housing is being countered with strength in commercial real estate, capital spending, state and federal government spending, and exports. Some consumers are feeling pinched by higher rates on adjustable rate mortgages, but many more are enjoying higher incomes in an economy that has produced 1.8 million new jobs over the last twelve months. So consumer spending should continue growing, and may accelerate if oil and gas prices hold in their current ranges. This should drive the economy to solid, but not spectacular, growth.

No matter how you measure it, inflation has doubled over the last three years. The current levels are not terribly alarming, but they are significantly above the Federal Reserve’s comfort zone. Fed Chairman Bernanke has stated that he thinks inflation should moderate next year, but there are reasons to think that it might not. U.S. hourly earnings are rising at a 4% rate, up from 1.6% in early 2004, and import prices have been rising steadily. These and other pressures could keep inflation stubbornly in the Fed’s discomfort zone.

So, when we look at current yield curves – inverted for Treasury notes and bonds, and very flat for municipal bonds – it appears to us that the optimistic inflation scenario is already priced into the market. In order to justify today’s 4.8% 10-year Treasury note, one must assume the Federal Reserve will begin easing monetary policy fairly soon. That implies that inflation will drop back down below 2%. If all that unfolds as expected, then current levels are justified. If it does not, then interest rates should rise on intermediate and long-term bonds. Clearly, it seems that risks are somewhat skewed toward higher interest rates.

6	Certified Annual Report

Your Thornburg Intermediate Municipal Fund is a laddered portfolio of over 350 municipal obligations from 45 states. Today, your Fund’s weighted average maturity is 7.65 years. We ladder the maturity dates of the bonds in your portfolio so that some of the bonds are scheduled to mature during each of the coming years. Laddering intermediate bonds accomplishes two goals. First, the staggered bond maturities contained in a ladder defuse interest-rate risk and dampen the Fund’s price volatility. Second, laddering gives the Fund a steady cash flow stream from maturing bonds to reinvest toward the top of the ladder where yields are typically higher. The chart on the right describes the percentages of your Fund’s bond portfolio maturing in each of the coming years.

% of portfolio maturing	Cumulative % maturing
2 years = 10.0%	Year 2 = 10.0%
2 to 4 years = 12.6%	Year 4 = 22.6%
4 to 6 years = 15.9%	Year 6 = 38.5%
6 to 8 years = 14.2%	Year 8 = 52.7%
8 to 10 years = 10.3%	Year 10 = 63.0%
10 to 12 years = 13.5%	Year 12 = 76.5%
12 to 14 years = 14.3%	Year 14 = 90.8%
14 to 16 years = 5.4%	Year 16 = 96.2%
16 to 18 years = 0.8%	Year 18 = 97.0%
Over 18 years = 3.0%	Over 18 years = 100.0%

Percentages can and do vary. Data as of 9/30/06.

We took advantage of rising rates to extend the duration of the Fund over the last year. We are now firmly in neutral territory and the ladder is fairly evenly distributed (just a little light in the last three years). We are planning to gradually shorten portfolio duration over time unless new opportunities open up to us over the next few months. If interest rates on long-term bonds rise, the Fund should outperform more aggressive bond strategies. If interest rates hold steady or decline, then the Fund should produce compelling risk-adjusted returns.

Overall, municipal credit quality continues to improve. Supported by a strong economy, state tax revenues were up 9.9% over year-ago levels in the second quarter. Tax revenues grew fastest in the Rocky Mountain and Southwest regions. Tax revenues grew slower in the Great Lakes and Southeast regions, but were still growing in the mid single digits. Other types of bonds, such as school district, utility, and health care bonds, are also generally showing solid credit characteristics. All the good news has, in our opinion, led market participants to take a very relaxed stance toward taking on credit risk. Yield spreads for lower investment grade and speculative grade bonds are well below long-term averages. While we are not anticipating impending doom for low quality bonds, we do believe it is prudent to keep credit quality high in the current environment. Your Fund is broadly diversified and 88% invested in bonds rated A or above by at least one of the major rating agencies.

Over the years, our practice of laddering a diversified portfolio of short and intermediate maturity municipal bonds has allowed your Fund to perform consistently well in varying interest rate environments. Thank you for investing in Thornburg Intermediate Municipal Fund.

Sincerely,

George Strickland
Portfolio Manager

Certified Annual Report	7

STATEMENT OF ASSETS AND LIABILITIES
Thornburg Intermediate Municipal Fund	September 30, 2006

ASSETS
Investments at value (cost $484,004,905)	$503,374,209
Cash	452,378
Receivable for investments sold	2,212,720
Receivable for fund shares sold	1,189,271
Interest receivable	7,350,538
Prepaid expenses and other assets	30,557

Total Assets	514,609,673

LIABILITIES
Payable for fund shares redeemed	1,819,151
Payable to investment advisor and other affiliates (Note 3)	338,619
Accounts payable and accrued expenses	78,678
Dividends payable	585,711

Total Liabilities	2,822,159

NET ASSETS	$511,787,514

NET ASSETS CONSIST OF:
Distribution in excess of net investment income	$(4,203)
Net unrealized appreciation on investments	19,369,192
Accumulated net realized gain (loss)	(9,690,784)
Net capital paid in on shares of beneficial interest	502,113,309

$511,787,514

NET ASSET VALUE:
Class A Shares:
Net asset value and redemption price per share ($366,701,515 applicable to 27,578,471 shares of beneficial interest outstanding - Note 4)	$13.30
Maximum sales charge, 2.00% of offering price	0.27

Maximum offering price per share	$13.57

Class C Shares:
Net asset value and offering price per share * ($55,496,580 applicable to 4,168,527 shares of beneficial interest outstanding - Note 4)	$13.31

Class I Shares:
Net asset value, offering and redemption price per share ($89,589,419 applicable to 6,747,387 shares of beneficial interest outstanding - Note 4)	$13.28

*	Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

See notes to financial statements.

8	Certified Annual Report

STATEMENT OF OPERATIONS
Thornburg Intermediate Municipal Fund	Year Ended September 30, 2006

INVESTMENT INCOME:
Interest income (net of premium amortized of $2,475,553)	$22,371,899

EXPENSES:
Investment advisory fees (Note 3)	2,365,386
Administration fees (Note 3)
Class A Shares	432,562
Class C Shares	68,061
Class I Shares	36,313
Distribution and service fees (Note 3)
Class A Shares	865,124
Class C Shares	544,353
Transfer agent fees
Class A Shares	172,798
Class C Shares	32,131
Class I Shares	79,071
Registration and filing fees
Class A Shares	25,479
Class C Shares	18,894
Class I Shares	23,733
Custodian fees (Note 3)	149,964
Professional fees	44,459
Accounting fees	37,979
Trustee fees	11,613
Other expenses	56,975

Total Expenses	4,964,895
Less:
Expenses reimbursed by investment advisor (Note 3)	(146,690)
Distribution and service fees waived (Note 3)	(217,741)
Fees paid indirectly (Note 3)	(19,584)

Net Expenses	4,580,880

Net Investment Income	17,791,019

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) on investments sold	(346,753)
Net change in unrealized appreciation (depreciation) of investments	147,221

Net Realized and Unrealized Loss on Investments	(199,532)

Net Increase in Net Assets Resulting From Operations	$17,591,487

See notes to financial statements.

Certified Annual Report	9

STATEMENTS OF CHANGES IN NET ASSETS

Thornburg Intermediate Municipal Fund

	Year Ended September 30, 2006	Year Ended September 30, 2005
INCREASE (DECREASE) IN NET ASSETS FROM:
OPERATIONS:
Net investment income	$17,791,019	$16,870,399
Net realized gain (loss) on investments	(346,753)	1,423,283
Increase (Decrease) in unrealized appreciation (depreciation) of investments	147,221	(6,895,981)

Net Increase (Decrease) in Net Assets Resulting from Operations	17,591,487	11,397,701
DIVIDENDS TO SHAREHOLDERS:
From net investment income
Class A Shares	(12,934,370)	(13,228,266)
Class C Shares	(1,899,154)	(1,934,404)
Class I Shares	(2,957,495)	(1,707,729)
FUND SHARE TRANSACTIONS (NOTE 4):
Class A Shares	4,082,240	(3,168,323)
Class C Shares	242,860	(1,924,468)
Class I Shares	37,459,390	19,483,987

Net Increase in Net Assets	41,584,958	8,918,498
NET ASSETS:
Beginning of year	470,202,556	461,284,058

End of year	$511,787,514	$470,202,556

See notes to financial statements.

10	Certified Annual Report

NOTES TO FINANCIAL STATEMENTS
Thornburg Intermediate Municipal Fund	September 30, 2006

NOTE 1 – ORGANIZATION

Thornburg Intermediate Municipal Fund (the “Fund”) is a diversified series of Thornburg Investment Trust (the “Trust”). The Trust is organized as a Massachusetts business trust under a Declaration of Trust dated June 3, 1987 and is registered as a diversified, open-end management investment company under the Investment Company Act of 1940, as amended. The Trust is currently issuing eleven series of shares of beneficial interest in addition to those of the Fund: Thornburg Limited Term Municipal Fund, Thornburg California Limited Term Municipal Fund, Thornburg New York Intermediate Municipal Fund, Thornburg New Mexico Intermediate Municipal Fund, Thornburg Limited Term U.S. Government Fund, Thornburg Limited Term Income Fund, Thornburg Value Fund, Thornburg International Value Fund, Thornburg Core Growth Fund, Thornburg Investment Income Builder Fund, and Thornburg Global Opportunities Fund. Each series is considered to be a separate entity for financial reporting and tax purposes and bears expenses directly attributable to it. The Fund’s primary investment objective is to obtain as high a level of current income exempt from Federal individual income taxes as is consistent, in the view of the Fund’s investment advisor, with the preservation of capital. The Fund’s secondary goal is to reduce expected changes in its share price compared to long-term bond portfolios.

The Fund currently offers three classes of shares of beneficial interest, Class A, Class C, and Institutional Class (Class I) shares. Each class of shares of the Fund represents an interest in the same portfolio of investments of the Fund, except that (i) Class A shares are sold subject to a front-end sales charge collected at the time the shares are purchased and bear a service fee, (ii) Class C shares are sold at net asset value without a sales charge at the time of purchase, but are subject to a contingent deferred sales charge upon redemption within one year, and bear a service fee and a distribution fee, (iii) Class I shares are sold at net asset value without a sales charge at the time of purchase, and (iv) the respective classes may have different reinvestment privileges and conversion rights. Additionally, the Fund may allocate among its classes certain expenses, to the extent allowable to specific classes, including transfer agent fees, government registration fees, certain printing and postage costs, and administrative and legal expenses. Currently, class specific expenses of the Fund are limited to service and distribution fees, administration fees, and certain registration and transfer agent expenses.

NOTE 2 – SIGNIFICANT ACCOUNTING POLICIES

Significant accounting policies of the Trust are as follows:

Valuation of Investments: The Trust determines the value of investments utilizing an independent pricing service approved by the Board of Trustees. Debt investment securities have a primary market over the counter and are valued on the basis of valuations furnished by the pricing service. The pricing service values portfolio securities at quoted bid prices, normally at 4:00 p.m. EST. When quotations are not readily available, securities are valued at evaluated prices as determined by the pricing service using methods which include consideration of yields or prices of municipal obligations of comparable quality, type of issue, coupon, maturity, and rating; and indications as to value from dealers and general market conditions. In any case where a price is not available from a pricing service for an investment, the Trust’s valuation and pricing committee determines a fair value for the investment using factors approved by the Trustees. The valuation procedures used by the pricing service and the portfolio valuations received by the Fund are reviewed by the officers of the Trust under the general supervision of the Board of Trustees. Short-term obligations having remaining maturities of 60 days or less are valued at amortized cost, which approximates market value.

Federal Income Taxes: It is the policy of the Trust to comply with the provisions of the Internal Revenue Code applicable to “regulated investment companies” and to distribute all taxable (if any) and tax exempt income of the Fund to the shareholders. Therefore, no provision for Federal income tax is required.

When-Issued and Delayed Delivery Transactions: The Trust may engage in when-issued or delayed delivery transactions. To the extent the Trust engages in such transactions, it will do so for the purpose of acquiring portfolio securities consistent with the Fund’s investment objectives and not for the purpose of investment leverage or to speculate on interest rate and or market changes. At the time the Trust makes a commitment to purchase a security on a when-issued basis, the Fund will record the transaction and reflect the value in determining its net asset value. When effecting such transactions, assets of an amount sufficient to make payment for the portfolio securities to be purchased will be segregated on the Fund’s records on the trade date. Securities purchased on a when-issued or delayed delivery basis do not earn interest until the settlement date.

Dividends: Net investment income of the Fund is declared daily as a dividend on shares for which the Fund has received payment. Dividends are paid monthly and are reinvested in additional shares of the Fund at net asset value per share at the close of business on the dividend payment date, or at the shareholder’s option, paid in cash. Net capital gains, to the extent available, will be distributed at least annually.

General: Securities transactions are accounted for on a trade date basis. Interest income is accrued as earned. Premiums and discounts on securities purchased are amortized to call dates or maturity dates of the respective securities. Realized gains and losses from the sale of securities are recorded on an identified cost basis. Net investment income (other than class specific expenses) and realized and unrealized gains and losses are allocated daily to each class of shares based upon the relative net asset value of outstanding shares (or the value of the dividend-eligible shares, as appropriate) of each class of shares at the beginning of the day (after adjusting for the current

Certified Annual Report	11

NOTES TO FINANCIAL STATEMENTS, CONTINUED
Thornburg Intermediate Municipal Fund	September 30, 2006

capital shares activity of the respective class). Expenses common to all funds are allocated among the funds comprising the Trust based upon their relative net asset values or other appropriate allocation methods.

Guarantees and Indemnifications: Under the Trust’s organizational documents, its officers and Trustees are indemnified against certain liability arising out of the performance of their duties to the Fund. Additionally, in the normal course of business the Trust enters into contracts with service providers that contain general indemnification clauses. The Trust’s maximum exposure under these arrangements is unknown. However, based on experience, the Trust expects the risk of loss to be remote.

Use of Estimates: The preparation of financial statements, in conformity with generally accepted accounting principles, requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

NOTE 3 – INVESTMENT ADVISORY FEE AND OTHER TRANSACTIONS WITH AFFILIATES

Pursuant to an investment advisory agreement, Thornburg Investment Management, Inc. (the “Advisor”) serves as the investment advisor and performs services for which the fees are payable at the end of each month. For the year ended September 30, 2006, these fees were payable at annual rates ranging from .50 of 1% to .275 of 1% per annum of the average daily net assets of the Fund. The Trust also has entered into an administrative services agreement with the Advisor, whereby the Advisor will perform certain administrative services for the shareholders of each class of the Fund’s shares, and for which fees will be payable at an annual rate of up to .125 of 1% per annum of the average daily net assets attributable to each class of shares. For the year ended September 30, 2006, the Advisor voluntarily reimbursed certain class specific expenses and administrative fees of $12,521 for Class A shares, $75,126 for Class C shares, and $59,043 for Class I shares.

The Trust has an underwriting agreement with Thornburg Securities Corporation (the “Distributor”, an affiliate of the Advisor), which acts as the Distributor of the Fund’s shares. For the year ended September 30, 2006, the Distributor has advised the Fund that it earned net commissions aggregating $2,286 from the sale of Class A shares and collected contingent deferred sales charges aggregating $6,638 from redemptions of Class C shares of the Fund.

Pursuant to a service plan, under Rule 12b-1 of the Investment Company Act of 1940, the Fund may reimburse to the Advisor an amount not to exceed .25 of 1% per annum of the average daily net assets attributable to each class of shares of the Fund for payments made by the Advisor to securities dealers and other financial institutions to obtain various shareholder and distribution related services. The Advisor may pay out of its own resources additional expenses for distribution of the Fund’s shares.

The Trust has also adopted a distribution plan pursuant to Rule 12b-1, applicable only to the Fund’s Class C shares under which the Fund compensates the Distributor for services in promoting the sale of Class C shares of the Fund at an annual rate of up to .75% of the average daily net assets attributable to Class C shares. Total fees incurred by each class of shares of the Fund under their respective Service and Distribution Plans for the year ended September 30, 2006, are set forth in the Statement of Operations. Distribution fees in the amount of $217,741 were waived for Class C shares.

The Trust has an agreement with the custodian bank to indirectly pay a portion of the custodian’s fees through credits earned by the Fund’s cash on deposit with the bank. This deposit agreement is an alternative to overnight investments. Custodial fees have been adjusted to reflect amounts that would have been paid without this agreement, with a corresponding adjustment reflected as fees paid indirectly in the Statement of Operations. For the year ended September 30, 2006, fees paid indirectly were $19,584. This figure may include additional fees waived by the Custodian.

Certain officers and Trustees of the Trust are also officers and/or Directors of the Advisor and Distributor. The compensation of independent Trustees is borne by the Trust.

12	Certified Annual Report

NOTES TO FINANCIAL STATEMENTS, CONTINUED
Thornburg Intermediate Municipal Fund	September 30, 2006

NOTE 4 – SHARES OF BENEFICIAL INTEREST

At September 30, 2006, there were an unlimited number of shares of beneficial interest authorized. Transactions in shares of beneficial interest were as follows:

	Year Ended September 30, 2006		Year Ended September 30, 2005
	Shares	Amount	Shares	Amount
Class A Shares
Shares sold	3,869,378	$51,196,659	3,998,362	$53,659,687
Shares exchanged from merger	3,161,332	41,919,263	—	—
Shares issued to shareholders inreinvestment of dividends	561,102	7,415,384	548,300	7,352,541
Shares repurchased	(7,234,114)	(96,449,066)	(4,780,870)	(64,180,551)

Net Increase (Decrease)	357,698	$4,082,240	(234,208)	$(3,168,323)

Class C Shares
Shares sold	809,528	$10,710,147	715,681	$9,615,224
Shares issued to shareholders inreinvestment of dividends	93,262	1,233,844	93,895	1,260,710
Shares repurchased	(884,612)	(11,701,131)	(953,413)	(12,800,402)

Net Increase (Decrease)	18,178	$242,860	(143,837)	$(1,924,468)

Class I Shares
Shares sold	3,700,160	$48,854,476	2,292,723	$30,718,233
Shares issued to shareholders inreinvestment of dividends	135,815	1,791,684	64,408	862,041
Shares repurchased	(998,806)	(13,186,770)	(903,624)	(12,096,287)

Net Increase (Decrease)	2,837,169	$37,459,390	1,453,507	$19,483,987

NOTE 5 – SECURITIES TRANSACTIONS

For the year ended September 30, 2006, the Fund had purchase and sale transactions of investment securities (excluding short-term investments) of $130,997,959 and $87,851,810, respectively.

NOTE 6 – INCOME TAXES

At September 30, 2006, information on the tax components of capital is as follows:

Cost of investments for tax purpose	$484,003,095

Gross unrealized appreciation on a tax basis	$19,809,426
Gross unrealized depreciation on a tax basis	(438,312)

Net unrealized appreciation (depreciation) on investments (tax basis)	$19,371,114

At September 30, 2006, the Fund did not have any undistributed tax-exempt/ordinary net income or undistributed capital gains.

At September 30, 2006, the Fund had tax basis capital losses, which may be carried over to offset future capital gains. Such losses include losses from the merger of the Thornburg Florida Intermediate Municipal Fund. Utilization of these losses may be subject to limitations from the IRS regulations. To the extent such carry forwards are used, capital gain distributions may be reduced to the extent provided by regulations.

Such capital loss carryovers expire as follows:

2007	$223,208
2008	2,389,396
2009	2,374,508
2011	11,597
2012	4,297,982
2013	39,577

$9,336,268

Certified Annual Report	13

NOTES TO FINANCIAL STATEMENTS, CONTINUED
Thornburg Intermediate Municipal Fund	September 30, 2006

At September 30, 2006, the Fund had deferred capital losses occurring subsequent to October 31, 2005 of $356,327. For tax purposes, such losses will be reflected in the year ending September 30, 2007.

In order to account for book/tax differences, the Fund increased accumulated net realized investment loss by $544,434, increased over-distributed net investment income by $1,397, and increased net capital paid in on shares of beneficial interest by $545,831. Reclassifications result primarily from merger activity and market discount.

All dividends paid by the Fund for the year ended September 30, 2006 and September 30, 2005 represent tax exempt interest dividends, which are excludable by shareholders from gross income for Federal income tax purposes.

New Accounting Pronouncement:

On July 13, 2006, the Financial Accounting Standards Board issued Interpretation No. 48, “Accounting for Uncertainty in Income Taxes – an Interpretation of FASB Statement No. 109” (the “Interpretation”). The Interpretation prescribes a comprehensive model for how a company, including the Fund, should recognize, measure, present and disclose in its financial statements uncertain tax positions that the company has taken or expects to take on income tax returns, and also revises certain disclosure requirements. The Interpretation is effective for fiscal years beginning after December 15, 2006. Management has recently begun to evaluate the application of the Interpretation to the Fund and is not in a position at this time to estimate the significance of its impact, if any, on the Fund’s financial statements.

NOTE 7 – MERGER

On September 15, 2006, the Fund pursuant to a plan of reorganization approved by the board of trustees and the shareholders, acquired all of the assets and assumed all of the liabilities of the Thornburg Florida Intermediate Municipal Fund (“Florida Fund”). The acquisition was accomplished by an exchange of 3,161,332.075 Class A shares for the shares of Class A then outstanding (net assets value of $12.1777 per share) of Florida Fund. Based on the opinion of Fund counsel, the reorganization qualified as a tax-free reorganization for federal income tax purposes with no gain or loss recognized by the funds or their shareholders. Florida Fund net assets including unrealized appreciation of $880,086, were combined with the Fund for total net assets after the acquisition of $512,720,030.

14	Certified Annual Report

FINANCIAL HIGHLIGHTS

Thornburg Intermediate Municipal Fund

		Year Ended September 30,
Class I Shares:	2006	2005	2004	2003	2002
PER SHARE PERFORMANCE (for a share outstanding throughout the year)
Net asset value, beginning of year	$13.31	$13.46	$13.54	$13.65	$13.26

Income from investment operations:
Net investment income	0.54	0.53	0.56	0.57	0.61
Net realized and unrealized gain (loss) on investments	(0.03)	(0.15)	(0.08)	(0.11)	0.39

Total from investment operations	0.51	0.38	0.48	0.46	1.00
Less dividends from:
Net investment income	(0.54)	(0.53)	(0.56)	(0.57)	(0.61)

Change in net asset value	(0.03)	(0.15)	(0.08)	(0.11)	0.39
NET ASSET VALUE, end of year	$13.28	$13.31	$13.46	$13.54	$13.65

RATIOS/SUPPLEMENTAL DATA
Total return	3.90%	2.90%	3.61%	3.49%	7.75%
Ratios to average net assets:
Net investment income	4.07%	3.98%	4.12%	4.23%	4.57%
Expenses, after expense reductions	0.67%	0.67%	0.67%	0.62%	0.58%
Expenses, after expense reductions and net of custody credits	0.67%	0.67%	0.67%	0.62%	0.58%
Expenses, before expense reductions	0.75%	0.77%	0.75%	0.80%	0.79%
Portfolio turnover rate	18.95%	20.06%	11.81%	15.13%	16.36%
Net assets at end of year (000)	$89,589	$52,037	$33,079	$19,333	$18,330

Certified Annual Report	15

SCHEDULE OF INVESTMENTS

Thornburg Intermediate Municipal Fund	September 30, 2006

CUSIPS: CLASS A - 885-215-202, CLASS C - 885-215-780, CLASS I - 885-215-673

NASDAQ SYMBOLS: CLASS A - THIMX, CLASS C - THMCX, CLASS I - THMIX

Issuer-Description	Credit Rating† Moody’s/S&P	Principal Amount	Value
ALABAMA — 0.90%
Alabama Docks Revenue, 6.00% due 10/1/2008 (Insured: MBIA)	Aaa/AAA	$800,000	$837,776
Birmingham Carraway Health Care Facilities Financing Authority Revenue, 6.25% due 8/15/2009 (Carraway Methodist Hospitals Project; Insured: Connie Lee)	NR/AAA	2,000,000	2,066,560
Lauderdale County & Florence Health Group Series A, 5.75% due 7/1/2013 (Insured: MBIA)	Aaa/AAA	1,600,000	1,692,624
ALASKA — 0.63%
Alaska Municipal Bond Bank Series A, 5.00% due 10/1/2017 (Insured: FGIC)	Aaa/AAA	2,470,000	2,658,585
Anchorage School Refunding, 6.00% due 10/1/2012 (Insured: FGIC)	Aaa/AAA	500,000	549,445
ARIZONA — 1.88%
Mohave County Industrial Development Authority Series A, 5.00% due 4/1/2013 (Mohave Prison Project; Insured: XLCA)	NR/AAA	4,200,000	4,491,816
Phoenix Street & Highway User Revenue, 6.50% due 7/1/2009 (ETM)	Aa3/AAA	1,000,000	1,045,900
Pima County Industrial Development Authority Series C, 6.70% due 7/1/2021 (Arizona Charter Schools Project)	Baa3/NR	2,715,000	2,890,226
Tucson GO Series D, 9.75% due 7/1/2012 (ETM)	NR/AA	400,000	524,184
Tucson GO Series D, 9.75% due 7/1/2013 (ETM)	NR/AA	500,000	676,875
ARKANSAS — 0.49%
Jefferson County Hospital Revenue Refunding & Improvement, 5.75% due 6/1/2012 (Regional Medical Center Project)	NR/A	1,135,000	1,220,920
Jefferson County Hospital Revenue Refunding & Improvement, 5.75% due 6/1/2013 (Regional Medical Center Project)	NR/A	1,200,000	1,288,716
CALIFORNIA — 3.26%
California Department of Water Resources Series A, 5.75% due 5/1/2017 pre-refunded 5/1/2012	Aaa/A-	3,000,000	3,367,320
California HFA Revenue Series 1985-B, 9.875% due 2/1/2017	Aa2/AA-	675,000	692,570
California Statewide Community Development Authority COP, 5.50% due 10/1/2007 (Unihealth America Project) (ETM)	Aaa/AAA	4,500,000	4,591,755
East Palo Alto Public Financing Series A, 5.00% due 10/1/2017
(University Circle Gateway 101 Project; Insured: Radian)	Aa3/AA	770,000	825,579
El Camino Hospital District Revenue Series A, 6.25% due 8/15/2017 (ETM)	Aaa/AAA	1,000,000	1,153,410
Escondido Joint Powers Financing Authority Lease Revenue, 0% due 9/1/2007 (Center for the Arts Project; Insured: AMBAC)	Aaa/AAA	1,740,000	1,677,290
Golden West Schools Financing Authority, 0% due 8/1/2018 (Insured: MBIA)	Aaa/AAA	2,140,000	1,177,706
Redwood City California Redevelopment Project Area 2a, 0% due 7/15/2023 (Insured: AMBAC)	Aaa/AAA	2,060,000	982,064
San Diego County Water Authority Revenue & Refunding Series 1993-A, 5.98% due 4/25/2007 (Insured: FGIC)	Aaa/AAA	500,000	512,050
San Jose California Unified School District COP, 5.00% due 6/1/2021 (Insured: FGIC)	Aaa/AAA	1,580,000	1,705,405
COLORADO — 5.56%
Adams County Communication Center COP Series A, 5.75% due 12/1/2016	Baa1/NR	1,265,000	1,336,814
Adams County Revenue Platte Valley Medical Center, 5.00% due 2/1/2014 (Insured: FHA 242; MBIA)	NR/AAA	1,455,000	1,567,763
Adams County Revenue Platte Valley Medical Center, 5.00% due 8/1/2014 (Insured: FHA 242; MBIA)	NR/AAA	1,000,000	1,082,050
Arvada Industrial Development Revenue, 5.60% due 12/1/2012 (Wanco Inc. Project; LOC: US Bank, N.A.)	NR/NR	450,000	454,986
Central Platte Valley Metropolitan District, 5.15% due 12/1/2013 pre-refunded 12/1/2009	NR/AAA	1,000,000	1,056,810
Central Platte Valley Metropolitan District Refunding Series A, 5.00% due 12/1/2031 put 12/1/2009 (LOC: US Bank)	NR/AA	4,000,000	4,112,080

16	Certified Annual Report

SCHEDULE OF INVESTMENTS, CONTINUED
Thornburg Intermediate Municipal Fund	September 30, 2006

Issuer-Description	Credit Rating† Moody’s/S&P	Principal Amount	Value
Colorado Educational & Cultural Facilities Refunding, 5.25% due 8/15/2019 (Charter School Project; Insured: XLCA)	Aaa/AAA	$1,475,000	$1,599,918
Colorado Educational & Cultural Facilities Refunding, 6.00% due 4/1/2021 (Cherry Creek Charter School Project)	Baa2/NR	500,000	519,540
Colorado Student Obligation Bond Student Loan Senior Subordinated Series B, 6.20% due 12/1/2008	A2/A	1,570,000	1,575,228
Denver City & County COP Series B Roslyn Fire Station, 5.00% due 12/1/2011	Aa2/AA	2,465,000	2,613,639
Denver Convention Center Hotel Authority Refunding Series, 5.125% due 12/1/2017 (Insured: XLCA)	Aaa/AAA	4,215,000	4,624,403
El Paso County GO School District 11, 7.10% due 12/1/2013 (State Aid Withholding)	Aa3/AA-	500,000	607,250
Murphy Creek Metro District 3 Refunding & Improvement, 6.00% due 12/1/2026	NR/NR	2,000,000	2,121,360
Northwest Parkway Public Highway Authority Senior Convertible C, 0% due 6/15/2014 (Insured: FSA)	Aaa/AAA	1,005,000	869,325
Plaza Metropolitan District 1 Colorado Public Improvement Fee/Tax Increment, 7.70% due 12/1/2017	NR/NR	2,500,000	2,768,975
Southlands Metropolitan District Number 1 GO, 7.00% due 12/1/2024	NR/NR	1,370,000	1,513,151
Thornton County SFMR Series 1992-A, 8.05% due 8/1/2009	A3/NR	5,000	5,016
DELAWARE — 0.31%
Delaware State Health Facilities Authority Revenue Series A, 5.25% due 5/1/2016 (Nanticoke Memorial Hospital Project; Insured: Radian)	NR/AA	1,500,000	1,588,635
DISTRICT OF COLUMBIA — 1.96%
District of Columbia COP, 5.25% due 1/1/2014 (Insured: FGIC)	Aaa/AAA	2,000,000	2,180,940
District of Columbia COP, 5.00% due 1/1/2020 (Insured: FGIC)	Aaa/AAA	2,500,000	2,673,675
District of Columbia COP, 5.00% due 1/1/2023 (Insured: FGIC)	Aaa/AAA	1,000,000	1,061,550
District of Columbia Hospital Revenue, 5.375% due 8/15/2015 (ETM)	Aaa/AAA	600,000	620,142
District of Columbia Refunding Series B, 6.00% due 6/1/2015 (Insured: MBIA)	Aaa/AAA	3,000,000	3,474,420
FLORIDA — 11.95%
Broward County HFA Multi Family Housing Revenue, 5.40% due 10/1/2011 (Pembroke Park Apts Project; Guaranty: Florida Housing Finance Corp.) (AMT)	NR/NR	635,000	650,081
Broward County Resource Recovery Revenue Refunding, 5.00% due 12/1/2007 (Wheelabrator South Project)	A3/AA	1,775,000	1,798,750
Broward County Resource Recovery Revenue Refunding, 5.375% due 12/1/2009 (Wheelabrator South Project)	A3/AA	1,240,000	1,291,262
Broward County Resource Recovery Revenue Refunding Series A, 5.50% due 12/1/2008 (Wheelabrator South Project)	A3/AA	500,000	517,850
Broward County School Board Series A, 5.00% due 7/1/2020 (Insured: FSA)	Aaa/AAA	1,000,000	1,077,540
Capital Trust Agency Multi Family Housing Revenue Series A, 5.15% due 11/1/2030 put 11/1/2010 (Shadow Run Project; Collateralized: FNMA)	Aaa/NR	1,000,000	1,035,010
Collier County HFA Multi Family Revenue A-1, 4.90% due 2/15/2032 put 2/15/2012 (Goodlette Arms Project; Collateralized: FNMA)	Aaa/NR	800,000	829,984
Cooper City Utility Systems Refunding Series A, 0% due 10/1/2013 (Insured: AMBAC)	Aaa/AAA	3,000,000	1,854,030
Crossings at Fleming Island Community Development Refunding Series A, 5.60% due 5/1/2012 (Insured: MBIA)	Aaa/AAA	310,000	333,523
Dade County School District GO, 4.75% due 7/15/2010 (Insured: MBIA)	Aaa/AAA	1,000,000	1,010,850
Deltona Utility Systems Revenue, 5.25% due 10/1/2015 (Insured: MBIA)	Aaa/AAA	2,185,000	2,386,697
Enterprise Community Development District Assessment Bonds, 6.00% due 5/1/2010 (Insured: MBIA)	Aaa/AAA	1,135,000	1,137,157
Escambia County HFA Revenue, 5.95% due 7/1/2020 (Florida Health Care Facility Loan Project; Insured: AMBAC)	Aaa/NR	560,000	585,082
Escambia County HFA Revenue Series C, 5.125% due 10/1/2014 (Baptist Hospital/Baptist Manor)	Baa1/BBB+	1,000,000	1,026,420
Escambia County Pollution Control, 6.40% due 9/1/2030 (Champion International Corp. Project) (AMT)	Baa3/NR	1,500,000	1,531,320
Flagler County School Board COP Series A, 5.00% due 8/1/2020 (Insured: FSA)	Aaa/AAA	2,560,000	2,735,130
Florida Board of Education Capital Outlay, 9.125% due 6/1/2014	Aa1/AAA	905,000	1,110,173
Florida Board of Education GO Capital Outlay Refunding Public Education Series D, 5.75% due 6/1/2018	Aa1/AAA	1,460,000	1,571,953
Florida Housing Finance Agency, 3.90% due 12/1/2007 (Multi Family Guaranteed Mortgage; LOC:Wachovia Bank)	NR/NR	1,000,000	1,001,440

Certified Annual Report	17

SCHEDULE OF INVESTMENTS, CONTINUED
Thornburg Intermediate Municipal Fund	September 30, 2006

Issuer-Description	Credit Rating† Moody’s/S&P	Principal Amount	Value
Florida Housing Finance Corp. Revenue Homeowner Mortgage Series 1, 4.80% due 1/1/2016	Aa2/AA	$360,000	$370,436
Florida Housing Finance Corp. Revenue Housing D 1, 5.10% due 10/1/2011 (Augustine Club Apartments Project; Insured: MBIA)	Aaa/NR	200,000	204,032
Florida Housing Finance Corp. Revenue Housing D 1, 5.40% due 4/1/2014 (Augustine Club Apartments Project; Insured: MBIA)	Aaa/NR	415,000	428,533
Florida State Board of Education Series C, 6.00% due 5/1/2007 (ETM)	NR/NR	300,000	300,501
Florida State Board of Education Series D, 6.20% due 5/1/2007 (Insured: MBIA) (ETM)	Aaa/AAA	220,000	220,405
Florida State Department of Children & Families COP, 5.00% due 10/1/2018 (South Florida Evaluation Treatment)	NR/AA+	2,090,000	2,240,689
Florida State Department of Children & Families COP, 5.00% due 10/1/2019 (South Florida Evaluation Treatment)	NR/AA+	2,255,000	2,408,633
Florida State Department of Environmental Protection Revenue Series A, 5.00% due 7/1/2017 (Florida Forever Project; Insured: FGIC)	Aaa/AAA	1,000,000	1,076,740
Grand Haven Community Development District Florida Special Assessment Series A, 6.90% due 5/1/2019	NR/NR	275,000	275,440
Gulf Breeze Revenue, 4.70% due 12/1/2015 put 12/1/2010 (Insured: FGIC)	Aaa/AAA	375,000	385,189
Highlands County Health Facilities Authority Refunding Series A, 5.00% due 11/15/2019 (Adventist Health Hospital Project)	A2/A+	1,100,000	1,158,421
Highlands County Health Facilities Refunding Series A, 5.00% due 11/15/2019 put 11/15/15 (Adventist Health Hospital Project)	A2/A+	1,000,000	1,053,110
Hillsborough County Assessment Capacity, 5.00% due 3/1/2017 (Insured: FGIC)	Aaa/AAA	1,000,000	1,079,300
Hillsborough County Aviation Authority Revenue Tampa International Airport Series A, 5.25% due 10/1/2009 (Insured: MBIA)	Aaa/AAA	1,000,000	1,044,860
Hillsborough County Industrial Development Authority, 5.10% due 10/1/2013 (Tampa Electric Co. Project)	Baa2/BBB-	1,000,000	1,034,880
Jacksonville HFA Hospital Revenue, 5.75% due 8/15/2014 pre-refunded 8/15/2011	Aa2/NR	1,000,000	1,067,540
Jacksonville Water & Sewer District COP, 5.00% due 10/1/2020 pre-refunded 10/1/2008	Aaa/AAA	1,000,000	1,021,080
Lee County COP, 4.90% due 10/1/2006 (Master Lease Project; Insured: AMBAC)	Aaa/AAA	500,000	500,035
Manatee County Florida Revenue Refunding, 5.00% due 10/1/2016 (Insured: AMBAC)	Aaa/AAA	1,000,000	1,081,950
Miami Dade County Special Housing Revenue Refunding, 5.80% due 10/1/2012 (HUD Section 8)	Baa3/NR	795,000	797,790
Miami Refunding, 5.375% due 9/1/2015 (Insured: MBIA)	Aaa/AAA	1,000,000	1,089,990
North Miami HFA Revenue, 6.00% due 8/15/2024 (Catholic Health Services Obligation Group Project; LOC: Suntrust Bank)	AA2/NR	300,000	306,468
Northern Palm Beach County Water Control & Improvement Unit Development 5A, 6.00% due 8/1/2010	NR/NR	440,000	455,470
Orange County HFA Revenue Refunding, 5.125% due 6/1/2014 (Mayflower Retirement Project; Insured: Radian)	NR/AA	1,000,000	1,038,730
Orange County HFA Revenue Refunding, 6.375% due 11/15/2020 pre-refunded 11/15/10 (Adventist Health Systems Project)	A2/NR	1,000,000	1,111,090
Orange County HFA Revenue Unrefunded Balance 2006 Series A, 6.25% due 10/1/2016 (Insured: MBIA)	Aaa/AAA	280,000	327,796
Orange County HFA Revenue Unrefunded Balance Series A, 6.25% due 10/1/2013 (Orlando Regional Hospital Project; Insured: MBIA)	Aaa/AAA	440,000	504,882
Orange County School Board COP Series A, 6.00% due 8/1/2008 (Insured: MBIA)	Aaa/NR	1,580,000	1,646,518
Orange County School Board COP Series A, 5.50% due 8/1/2017 pre-refunded 8/01/2012 (Insured: MBIA)	Aaa/AAA	735,000	807,912
Orlando & Orange County Expressway Revenue, 8.25% due 7/1/2014 (Insured: FGIC)	Aaa/AAA	500,000	648,670
Palm Beach County IDRB Series 1996, 6.10% due 12/1/2007 pre-refunded 12/1/2006 (Lourdes-Noreen McKeen-Geriatric Care Project; LOC: Allied Irish Bank)	NR/NR	515,000	527,375
Palm Beach County IDRB Series 1996, 6.20% due 12/1/2008 pre-refunded 12/1/2006 (Lourdes-Noreen McKeen-Geriatric Care Project; LOC: Allied Irish Bank)	NR/NR	270,000	276,534
Port Everglades Authority Revenue Refunding Series A, 5.00% due 9/1/2016 (Insured: FSA)	Aaa/AAA	5,635,000	5,653,483
St. John’s County Industrial Development Authority Series A, 5.50% due 8/1/20140 (Presbyterian Retirement Project)	NR/NR	1,000,000	1,066,740

18	Certified Annual Report

SCHEDULE OF INVESTMENTS, CONTINUED
Thornburg Intermediate Municipal Fund	September 30, 2006

Issuer-Description	Credit Rating† Moody’s/S&P	Principal Amount	Value
Tampa Revenue, 5.50% due 11/15/2013 (Catholic Health Systems Project; Insured: MBIA)	Aaa/AAA	$1,050,000	$1,160,838
Turtle Run Community Development District Water Management Special Assessment, 5.00% due 5/1/2011 (Insured: MBIA)	Aaa/AAA	1,000,000	1,033,190
University of Central Florida COP Convocation Corp. Series A, 5.00% due 10/1/2019 (Insured: FGIC)	Aaa/AAA	1,135,000	1,219,410
USF Financing Corp. COP Master Lease Program Series A, 5.00% due 7/1/2018 (Insured: AMBAC)	Aaa/AAA	1,000,000	1,070,520
GEORGIA — 0.05%
Georgia Municipal Electric Authority Power Revenue Unrefunded Balance 2005 Series Y,
10.00% due 1/1/2010	A1/A+	230,000	273,723
HAWAII — 0.45%
Hawaii Department of Budget & Finance, 6.40% due 7/1/2013 (Insured: MBIA)	Aaa/AAA	2,000,000	2,310,980
IDAHO — 0.40%
Boise City IDRB Corp., 5.00% due 5/15/2020 (Western Trailer Co. Project; LOC:Wells Fargo)	Aaa/NR	2,000,000	2,022,040
ILLINOIS — 8.24%
Champaign County Community School District GO Series C, 0% due 1/1/2011 pre-refunded 1/1/2010	Aaa/AAA	800,000	671,520
Chicago Housing Authority, 5.00% due 7/1/2008 (ETM)	Aa3/NR	3,020,000	3,093,205
Chicago Midway Airport Revenue Refunding Second Lien Series A, 5.00% due 1/1/2019 (Insured: AMBAC)	Aaa/AAA	1,210,000	1,269,121
Chicago Tax Increment Allocation, 5.30% due 1/1/2014 (Lincoln Belmont Project; Insured: ACA)	NR/A	2,285,000	2,361,205
Chicago Wastewater Transmission Revenue Refunding Second Lien, 5.50% due 1/1/2013 (Insured: MBIA)	Aaa/AAA	650,000	714,005
Cook County Capital Improvement GO, 5.50% due 11/15/2008 (Insured: FGIC)	Aaa/AAA	500,000	506,125
Cook County School District GO Series D, 0% due 12/1/2022	NR/NR	2,000,000	940,520
Du Page County School District GO, 0% due 2/1/2010 (Insured: FGIC)	Aaa/NR	655,000	577,638
Freeport Illinois GO, 5.375% due 1/1/2018 (Insured: MBIA)	Aaa/AAA	1,500,000	1,627,740
Illinois Development Finance Authority Revenue, 6.00% due 11/15/2012 (Adventist Health Group; Insured: MBIA)	Aaa/AAA	2,860,000	3,126,066
Illinois Development Finance Authority Revenue Refunding Community Rehab Providers A, 5.90% due 7/1/2009	NR/BBB	820,000	834,514
Illinois Educational Facilities Authority, 4.75% due 11/1/2036 put 11/1/2016 (Field Museum Project)	A2/A	1,160,000	1,194,661
Illinois Educational Facilities Authority Series B, 5.50% due 5/15/2018 (Midwestern Univ. Revenue; Insured: ACA)	NR/A	1,500,000	1,538,580
Illinois HFA, 5.50% due 10/1/2009 (Decatur Memorial Hospital Project)	A2/A	1,055,000	1,099,489
Illinois HFA, 6.00% due 7/1/2011 (Loyola Univ. Health Systems; Insured: MBIA)	Aaa/AAA	770,000	848,294
Illinois HFA, 6.00% due 7/1/2012 (Loyola Univ. Health Systems; Insured: MBIA) (ETM)	Aaa/AAA	230,000	257,816
Illinois HFA, 6.00% due 7/1/2012 (Loyola Univ. Health Systems; Insured: MBIA)	Aaa/AAA	1,080,000	1,201,727
Illinois HFA, 6.25% due 11/15/2019 pre-refunded 11/15/2009 (OSF Healthcare Project)	A2/A	1,250,000	1,358,275
Illinois HFA, 5.70% due 2/20/2021 (Midwest Care Center Project; Collateralized: GNMA)	Aaa/NR	990,000	1,061,389
Illinois HFA Series A, 5.75% due 8/15/2013 pre-refunded 8/15/2009 (Children’s Memorial Hospital Project; Insured: AMBAC)	Aaa/AAA	1,900,000	2,028,326
Illinois University Revenues, 5.25% due 1/15/2018 (UIC South Campus Development Project; Insured: FGIC)	Aaa/AAA	1,205,000	1,306,545
Marion Refunding, 5.00% due 9/15/2012 (Insured: FGIC)	Aaa/AAA	755,000	806,672
Melrose Park Tax Increment Series B, 6.50% due 12/15/2015 (Insured: FSA)	Aaa/AAA	1,015,000	1,126,061
Sangamon County Property Tax Lease Receipts, 7.45% due 11/15/2006	Aa3/NR	295,000	296,389
Sangamon County School District Series A, 5.875% due 8/15/2018 (Hay Edwards Project; Insured: ACA)	NR/A	2,400,000	2,587,896
Sherman Revenue Refunding Mortgage, 6.10% due 10/1/2014 (Villa Vianney Health Care; Collateralized: GNMA)	NR/AAA	1,170,000	1,246,120
Sherman Revenue Refunding Mortgage, 6.20% due 10/1/2019 (Villa Vianney Health Care; Collateralized: GNMA)	NR/AAA	1,600,000	1,704,864
Southern Illinois University Revenues, 0% due 4/1/2014 (Insured: MBIA)	Aaa/AAA	1,425,000	1,064,817

Certified Annual Report	19

SCHEDULE OF INVESTMENTS, CONTINUED
Thornburg Intermediate Municipal Fund	September 30, 2006

Issuer-Description	Credit Rating† Moody’s/S&P	Principal Amount	Value
University of Illinois Revenue, 0% due 4/1/2014 (Insured: MBIA)	Aaa/AAA	$1,590,000	$1,189,861
West Chicago IDRB, 6.90% due 9/1/2024 (Leggett & Platt Inc. Project)	NR/A+	1,000,000	1,002,430
Will & Kendall Counties Community Series B, 5.125% due 1/1/2014 (Insured: FSA)	Aaa/AAA	1,000,000	1,054,770
Will County Community School District 365-U, 0% due 11/1/2011 (Insured: FSA)	Aaa/AAA	3,000,000	2,473,290
INDIANA — 7.17%
Allen County Economic Development, 5.80% due 12/30/2012 (Indiana Institute of Technology Project)	NR/NR	895,000	930,299
Allen County Economic Development, 5.75% due 12/30/2015 (Indiana Institute of Technology Project)	NR/NR	1,355,000	1,453,508
Allen County Jail Building Corp. GO, 5.00% due 4/1/2018 (Insured: XLCA)	Aaa/NR	2,495,000	2,682,100
Allen County Redevelopment District Tax Series A, 5.00% due 11/15/2018	A3/NR	1,560,000	1,644,880
Allen County War Memorial Series A, 5.25% due 11/1/2013 (Insured: AMBAC)	Aaa/NR	1,000,000	1,076,040
Boone County Hospital Association, 5.625% due 1/15/2015 pre-refunded 7/15/2011 (Insured: FGIC)	Aaa/AAA	1,000,000	1,087,830
Carmel Redevelopment Authority Lease, 0% due 2/1/2016 (Performing Arts Center)	Aa2/AA	1,730,000	1,172,162
Carmel Redevelopment Authority Lease, 0% due 2/1/2021 (Performing Arts Center)	Aa2/AA	2,000,000	1,040,420
Dyer Redevelopment Authority, 6.40% due 7/15/2015 pre-refunded 7/15/2009	NR/A-	1,515,000	1,640,169
Dyer Redevelopment Authority, 6.50% due 7/15/2016 pre-refunded 7/15/2009	NR/A-	1,910,000	2,072,636
East Chicago Elementary School Building First Mortgage Series A, 6.25% due 7/5/2008 (State Aid Withholding)	NR/A	350,000	359,139
Fishers Redevelopment Authority, 5.25% due 2/1/2018 (Insured: XLCA)	Aaa/AAA	1,500,000	1,650,855
Fishers Redevelopment Authority, 5.25% due 2/1/2020 (Insured: XLCA)	Aaa/AAA	1,025,000	1,124,815
Gary Indiana Building Corp. - Lake County First Mortgage Series 1994-B, 8.25% due 7/1/2010 (Sears Building Project)	NR/NR	715,000	721,721
Goshen Chandler School Building, 0% due 1/15/2011 (Insured: MBIA)	Aaa/AAA	1,020,000	866,653
Huntington Economic Development Revenue, 6.40% due 5/1/2015 (United Methodist Memorial Project)	NR/NR	1,000,000	1,040,890
Indiana Bond Bank Special Program Hendrick’s Redevelopment Series B, 6.20% due 2/1/2023 pre-refunded 2/1/2007	NR/NR	1,500,000	1,542,945
Indiana Health Facility Hospital Revenue, 5.75% due 9/1/2015 (ETM)	A3/AAA	575,000	581,578
Indiana Health Facility Hospital Revenue, 5.40% due 2/15/2016 pre-refunded 8/15/2010 (Clarian Health Obligation Group Project; Insured: MBIA)	Aaa/AAA	1,000,000	1,077,810
Indiana State Educational Facilities Authority Revenue, 5.65% due 10/1/2015 (University of Indianapolis Project)	NR/A-	1,065,000	1,125,268
Indiana State Educational Facilities Authority Revenue, 5.70% due 10/1/2016 (University of Indianapolis Project)	NR/A-	1,025,000	1,083,015
Indianapolis Local Public Improvement Bond Bank, 0% due 7/1/2009 (ETM)	Aa2/NR	740,000	669,256
Noblesville Redevelopment Authority, 5.00% due 8/1/2017 (146th Street Extension Project)	NR/A+	1,000,000	1,057,270
Noblesville Redevelopment Authority, 5.00% due 8/1/2020 (146th Street Extension Project)	NR/A+	1,000,000	1,048,250
Portage Township Multi School Building Corp., 5.50% due 7/15/2015 (Insured: FGIC)	Aaa/AAA	500,000	547,890
Rockport PCR Series A, 4.90% due 6/1/2025 put 6/1/2007 (Indiana Michigan Power Co. Project)	Baa2/BBB	3,165,000	3,193,960
Vanderburgh County Redevelopment District Tax Increment, 5.00% due 2/1/2020	NR/A-	1,000,000	1,039,340
Wawasee Community School Corp. First Mortgage, 5.50% due 7/15/2012 pre-refunded 1/15/2012	NR/AA	1,200,000	1,319,976
West Clark School Building Corp. First Mortgage, 5.75% due 7/15/2017 (Insured: FGIC)	Aaa/AAA	1,685,000	1,859,650
IOWA — 1.58%
Coralville COP Series D, 5.25% due 6/1/2022	A2/NR	1,250,000	1,320,775
Iowa Finance Authority Health Care Facilities, 6.00% due 7/1/2013 (Genesis Medical Center Project)	A1/NR	1,000,000	1,064,010
Iowa Finance Authority Hospital Facility Revenue, 6.00% due 7/1/2012 (Trinity Regional Hospital Project; Insured: FSA)	Aaa/AAA	1,000,000	1,085,600
Iowa Finance Authority Hospital Facility Revenue, 6.75% due 2/15/2016 pre-refunded 2/15/2010 (Iowa Health Services Project)	Aa3/NR	1,000,000	1,107,820
Iowa Finance Authority Revenue, 6.00% due 12/1/2018 (Catholic Health Initiatives Project)	Aa2/AA	2,000,000	2,164,640
Iowa Finance Authority Revenue Refunding Trinity Health Series B, 5.75% due 12/1/2015	Aa3/AA-	1,250,000	1,340,825

20	Certified Annual Report

SCHEDULE OF INVESTMENTS, CONTINUED
Thornburg Intermediate Municipal Fund	September 30, 2006

Issuer-Description	Credit Rating† Moody’s/S&P	Principal Amount	Value
KANSAS — 1.11%
Wichita Hospital Revenue Refunding Improvement Series XI, 6.75% due 11/15/2019 (Christi Health System Project)	NR/A+	$4,200,000	$4,552,632
Wyandotte County Kansas School District 204 Refunding & Improvement Series A, 5.00% due 9/1/2014 (Insured: FGIC)	Aaa/NR	1,030,000	1,120,228
KENTUCKY — 1.00%
Kentucky Economic Development Finance Authority Series C, 5.85% due 10/1/2015 (Norton Healthcare Project; Insured: MBIA)	Aaa/AAA	4,000,000	4,503,320
Wilmore Housing Facilities Revenue, 5.55% due 7/1/2013 (LOC: Allied Irish Bank plc)	NR/NR	595,000	617,164
LOUISIANA — 1.81%
Jefferson Sales Tax District Revenue Series B, 5.50% due 12/1/2008 (Insured: AMBAC)	Aaa/AAA	1,595,000	1,656,344
Louisiana Local Govt. Environment Series A, 4.10% due 9/1/2007 (Bellemont Apartment Housing Project)	Baa1/NR	175,000	175,404
Morehouse Parish Pollution Revenue Refunding Series A, 5.25% due 11/15/2013 (International Paper Co. Project)	Baa3/BBB	3,000,000	3,188,340
New Orleans Sewer Service Revenue, 5.50% due 6/1/2017 (Insured: FGIC)	Aaa/AAA	1,000,000	1,056,600
Orleans Levee District Trust Receipts Series A, 5.95% due 11/1/2007 (Insured: FSA)	Aaa/AAA	690,000	706,615
St.Tammany Parish Sales Tax District No. 03 Sales & Use Tax Revenue, 5.00% due 6/1/2019 (Insured: CIFG)	NR/AAA	1,300,000	1,408,511
St.Tammany Parish Sales Tax District No. 03 Sales & Use Tax Revenue, 5.00% due 6/1/2020 (Insured: CIFG)	NR/AAA	1,000,000	1,082,130
MAINE — 0.21%
Jay Solid Waste Disposal Revenue Series B, 6.20% due 9/1/2019 (International Paper Co. Project)	Baa3/BBB	1,000,000	1,059,170
MASSACHUSETTS — 0.32%
Massachusetts HFA Housing Development Series A, 5.05% due 6/1/2010 (Insured: MBIA) (AMT)	Aaa/AAA	515,000	515,587
Massachusetts HFA Refunding Series A, 6.125% due 12/1/2011 pre-refunded 12/1/2006 (Insured: MBIA) (AMT)	Aaa/AAA	150,000	153,512
Massachusetts HFA Unrefunded Balance Series A, 6.125% due 12/1/2011 (Insured: MBIA) (AMT)	Aaa/AAA	950,000	968,050
MICHIGAN — 1.33%
Kalamazoo Hospital Finance Authority Revenue Series 1994-A, 6.25% due 6/1/2014 (Borgess Medical Center Project) (ETM)	Aaa/AAA	650,000	756,490
Kent Hospital Finance Authority Michigan Hospital, 7.25% due 1/15/2013 (Spectrum Health Project: Insured: MBIA)	Aaa/AAA	1,000,000	1,121,060
Michigan Public Educational Facilities Authority Revenue, 5.50% due 9/1/2022 (Black River School Project)	NR/NR	1,110,000	1,122,643
Michigan State Building Authority Revenue Refunding Facilities Program Series I, 5.25% due 10/15/2017 (Insured: FSA)	Aaa/AAA	2,450,000	2,661,410
Southfield Economic Development Corp. Refunding Revenue, 7.25% due 12/1/2010 (N.W. 12 Limited Partnership)	NR/NR	1,165,000	1,165,128
MINNESOTA — 1.04%
Minneapolis St. Paul Health, 6.00% due 12/1/2018 (Healthpartners Obligation Group Project)	Baa1/BBB+	1,000,000	1,102,600
Minneapolis St. Paul Housing & Redevelopment Authority, 4.75% due 11/15/2018 (Healthspan Project; Insured: AMBAC)	Aaa/AAA	3,500,000	3,502,065
Southern Minnesota Municipal Power Agency Supply Series A, 5.75% due 1/1/2018 pre-refunded to various dates (Insured: MBIA)	Aaa/AAA	700,000	738,913

Certified Annual Report	21

SCHEDULE OF INVESTMENTS, CONTINUED
Thornburg Intermediate Municipal Fund	September 30, 2006

Issuer-Description	Credit Rating† Moody’s/S&P	Principal Amount	Value
MISSISSIPPI — 0.70%
Mississippi Development Bank Special Obligation Municipal Energy Agency Power Supply Series A, 5.00% due 3/1/2018 (Insured: XLCA)	Aaa/AAA	$920,000	$991,456
Mississippi Development Bank Special Obligation Municipal Energy Agency Power Supply Series A, 5.00% due 3/1/2020 (Insured: XLCA)	Aaa/AAA	1,000,000	1,070,530
Mississippi Higher Educational Authority Series C, 7.50% due 9/1/2009	A2/NR	1,500,000	1,503,600
MISSOURI — 0.83%
Missouri Development Finance Board Healthcare Series A, 5.40% due 11/1/2018 (Lutheran Home for the aged Project; LOC: Commerce Bank)	Aa3/NR	2,025,000	2,091,542
Springfield Public Utilities Revenue Series A, 5.00% due 12/1/2013 (Insured: MBIA)	Aaa/AAA	2,000,000	2,166,700
NEBRASKA — 0.18%
Madison County Hospital Authority 1 Hospital Revenue, 5.50% due 7/1/2014 (Faith Regional Health Services Project; Insured: Radian)	NR/AA	845,000	906,144
NEVADA — 0.86%
Las Vegas Special Improvement District Refunding Senior Local Improvement Series A, 5.375% due 6/1/2013 (Insured: FSA)	Aaa/AAA	1,155,000	1,204,677
Reno Sparks Indian Colony, 5.00% due 6/1/2021 (LOC: U.S. Bank NA)	NR/NR	1,000,000	1,050,010
Washoe County Reno Sparks Series B, 0% due 7/1/2011 (Insured: FSA)	Aaa/AAA	2,600,000	2,169,778
NEW HAMPSHIRE — 1.26%
Manchester Housing & Redevelopment Authority Series B, 0% due 1/1/2016 (Insured: Radian)	NR/A	4,990,000	3,282,721
New Hampshire Pollution Refunding Central Maine Power Co., 5.375% due 5/1/2014	A3/BBB+	3,000,000	3,167,640
NEW JERSEY — 0.31%
New Jersey EDA Refunding Revenue, 7.50% due 12/1/2019 (Spectrum for Living Development Project; LOC: PNC Bank)	NR/NR	220,000	220,651
New Jersey EDA School Facilities Construction Series O, 5.00% due 3/1/2019	A1/AA-	1,280,000	1,364,877
NEW MEXICO — 1.94%
Albuquerque Airport Revenue Refunding, 5.00% due 7/1/2008 (Insured: AMBAC) (AMT)	Aaa/AAA	2,380,000	2,434,431
Farmington PCR, 3.85% due 9/1/2024 put 10/2/2006 (LOC: Barclays Bank) (daily demand notes)	P1/A-1+	3,340,000	3,340,000
Farmington PCR Series A, 3.86% due 5/1/2024 put 10/2/2006 (LOC: Barclays Bank) (daily demand notes)	P1/A-1+	500,000	500,000
Sandoval County Incentive Payment Revenue Refunding, 5.00% due 6/1/2020	NR/A+	2,000,000	2,127,140
Santa Fe County Charter School Foundation, 6.50% due 1/15/2026 (ATC Foundation Project)	NR/NR	1,515,000	1,526,362
NEW YORK — 2.09%
Long Island Power Authority Electric Systems Revenue General Series B, 5.00% due 12/1/2006	A3/A-	2,000,000	2,004,480
Nassau Health Care Corp., 6.00% due 8/1/2011 pre-refunded 8/1/2009	Aaa/AAA	1,000,000	1,085,360
New York City Industrial Development Agency Series A, 5.00% due 6/1/2010 (Lycee Francais De New York Project; Insured: ACA)	NR/A	1,175,000	1,218,028
New York City Transitional Finance Authority Facilities Refunding Series A 1, 5.00% due 11/1/2020	Aa1/AAA	3,000,000	3,236,100
New York City Trust Cultural Resources, 5.75% due 7/1/2015 (Museum of American Folk Art Project; Insured: ACA)	NR/A	875,000	932,549
New York Housing Finance Service Series A, 6.375% due 9/15/2015 pre-refunded 9/15/2007	A1/AAA	220,000	225,854
New York State Dorm Authority Bishop Henry B Hucles Nursing, 5.00% due 7/1/2017 (Insured: SONYMA)	Aa1/NR	850,000	919,836
New York State Dormitory Authority School Districts Financing Program Series E, 9.00% due 10/1/2007 (Insured: MBIA)	Aaa/AAA	1,000,000	1,052,350

22	Certified Annual Report

SCHEDULE OF INVESTMENTS, CONTINUED
Thornburg Intermediate Municipal Fund	September 30, 2006

Issuer-Description	Credit Rating† Moody’s/S&P	Principal Amount	Value
NORTH CAROLINA — 0.67%
North Carolina Eastern Municipal Power Refunding Series A, 5.70% due 1/1/2013 (Insured: MBIA)	Aaa/AAA	$1,200,000	$1,229,784
North Carolina Housing Finance Agency Single Family Revenue Bond Series BB, 6.50% due 9/1/2026	Aa2/AA	1,070,000	1,093,979
North Carolina Medical Care, 5.00% due 9/1/2013 (Rowan Regional Medical Center Project; Insured: FSA & FHA 242)	Aaa/AAA	1,000,000	1,078,280
NORTH DAKOTA — 0.15%
North Dakota State Housing Finance Agency Home Mortgage Series A, 5.70% due 7/1/2030	Aa1/NR	745,000	747,041
OHIO — 2.78%
Butler County Transportation Improvement, 6.00% due 4/1/2010 pre-refunded 4/1/2008 (Insured: FSA)	Aaa/AAA	1,000,000	1,055,180
Central Ohio Solid Waste Authority Series B, 5.00% due 12/1/2008	Aa2/AA+	2,530,000	2,605,394
Cleveland Cuyahoga County Development Bond Fund A, 6.25% due 5/15/2016 (LOC: FifthThird Bank)	NR/NR	1,330,000	1,420,706
Cuyahoga County Hospital Revenue Refunding Series A, 4.75% due 2/15/2008 (Metrohealth Systems Project; Insured: MBIA)	Aaa/AAA	1,000,000	1,015,280
Franklin County Health Care Revenue Series 1995-A, 6.00% due 11/1/2010 (Heinzerling Foundation Project; LOC: Banc One)	Aa2/NR	945,000	965,384
Hamilton Wastewater Systems Revenue Refunding, 5.25% due 10/1/2017 (Insured: FSA)	Aaa/AAA	1,500,000	1,656,735
Marysville School District COP, 5.25% due 12/1/2017 pre-refunded 6/1/2015 (School Facilities Project; Insured: MBIA)	Aaa/AAA	2,000,000	2,207,780
North Ridgeville Economic Development, 0% due 2/1/2015 (Collateralized: FHA)	NR/AAA	380,000	191,793
Ohio State Higher Educational Facilities Revenue, 5.05% due 7/1/2037 put 7/1/2016 (Kenyon College Project)	A2/A+	2,200,000	2,342,824
Reynoldsburg Health Care Facilities Revenue Bonds Series 1997, 5.70% due 10/20/2012 (Collateralized: GNMA)	Aaa/NR	760,000	789,777
OKLAHOMA — 3.66%
Alva Hospital Authority Hospital Revenue Sales Tax, 5.25% due 6/1/2025 (Insured: Radian)	Aa3/AA	1,505,000	1,613,119
Comanche County Oklahoma Hospital Authority Revenue, 5.25% due 7/1/2019 (Insured: Radian)	Aa3/AA	3,345,000	3,606,245
Oklahoma City Municipal Improvement Authority, 0% due 7/1/2008 (Insured: AMBAC)	Aaa/AAA	1,020,000	957,902
Oklahoma City Municipal Water & Sewer Series C, 0% due 7/1/2011 (Insured: AMBAC)	Aaa/AAA	1,125,000	941,040
Oklahoma City Municipal Water & Sewer Series C, 0% due 7/1/2013 (Insured: AMBAC)	Aaa/AAA	1,485,000	1,149,271
Oklahoma Development Finance Authority Hospital Association Pooled Hospital A, 5.40% due 6/1/2013 (Insured: AMBAC)	Aaa/AAA	825,000	883,814
Oklahoma Industrial Authority Revenue Refunding, 6.00% due 8/15/2010 (Integris Baptist Project; Insured: AMBAC)	Aaa/AAA	750,000	811,688
Tulsa County Independent School District Combined Purpose, 4.50% due 8/1/2007	Aa3/AA-	2,800,000	2,822,540
Tulsa Industrial Authority Hospital Revenue Refunding, 5.375% due 2/15/2017 (St. John Medical Center Project)	Aa3/AA	4,000,000	4,044,240
Tulsa Industrial Authority Revenue Refunding University of Tulsa Series A, 6.00% due 10/1/2016 (Insured: MBIA)	Aaa/AAA	1,250,000	1,424,438
Tulsa Public Facilities Authority Solid Waste Revenue, 5.65% due 11/1/2006 (Ogden Martin Project; Insured: AMBAC)	Aaa/AAA	500,000	500,840
OREGON — 0.33%
Forest Grove Campus Improvement & Refunding Pacific University, 6.00% due 5/1/2015 pre-refunded 5/1/2010 (Insured: Radian)	NR/AA	800,000	865,472
Oregon State Housing & Community Services Department Single Family Mortgage Program Series B, 5.35% due 7/1/2018 (AMT)	Aa2/NR	810,000	816,739
PENNSYLVANIA — 1.97%
Allegheny County Hospital Development Health Series B, 6.50% due 5/1/2012 (South Hills Health Systems Project)	Baa1/NR	1,400,000	1,510,670

Certified Annual Report	23

SCHEDULE OF INVESTMENTS, CONTINUED
Thornburg Intermediate Municipal Fund	September 30, 2006

Issuer-Description	Credit Rating† Moody’s/S&P	Principal Amount	Value
Carbon County Industrial Development Authority Refunding, 6.65% due 5/1/2010 (Panther Creek Partners Project)	NR/BBB-	$1,370,000	$1,445,186
Chartiers Valley Industrial & Community Development Authority, 5.75% due 12/1/2022 (Asbury Health Center Project)	NR/NR	900,000	928,593
Chester County School Authority, 5.00% due 4/1/2020 (Intermediate Unit Project; Insured: AMBAC)	NR/AAA	2,310,000	2,477,821
Lancaster County Series B, 0% due 5/1/2014 (Insured: FGIC)	Aaa/NR	795,000	587,982
Lancaster County Series B, 0% due 5/1/2015 (Insured: FGIC)	Aaa/NR	800,000	558,160
Lehigh County General Purpose Shepard Rehab. Hospital, 6.00% due 11/15/2007 (Insured: AMBAC)	Aaa/AAA	785,000	805,952
Pennsylvania Higher Education University Series 14, 0% due 7/1/2020 (Insured: AMBAC)	Aaa/AAA	2,032,839	738,347
Pennsylvania State Higher Educational Facility Allegheny Delaware Valley Obligation A, 5.60% due 11/15/2009 (Insured: MBIA)	Aaa/AAA	500,000	526,885
Pennsylvania State Higher Educational Facility Allegheny Delaware Valley Obligation A, 5.60% due 11/15/2010 (Insured: MBIA)	Aaa/AAA	480,000	513,322
RHODE ISLAND — 0.70%
Rhode Island Health & Education Building Hospital Financing, 5.25% due 7/1/2015 (Memorial Hospital Project; LOC: Fleet Bank)	NR/AA	1,325,000	1,401,214
Rhode Island Health & Education Building Refunding, 6.00% due 8/1/2014 (Credit Support: FHA)	NR/AA	1,000,000	1,058,210
Rhode Island Health & Education Building Refunding Higher Education State University, 5.00% due 3/15/2014 (Insured: Radian)	NR/AA	1,065,000	1,128,037
SOUTH CAROLINA — 2.80%
Berkeley County School District Installment Lease, 5.00% due 12/1/2019	A3/A-	2,000,000	2,110,880
Charleston Educational Excellence Financing Corp., 5.25% due 12/1/2020 (Charleston County School District Project)	A1/AA-	1,855,000	2,012,174
Darlington County Industrial Development, 6.00% due 4/1/2026 (Sonoco Products Co. Project) (AMT)	Baa1/BBB+	3,255,000	3,315,803
Lexington One School Facilities Corp. School District No 1, 5.00% due 12/1/2019	A1/NR	1,000,000	1,069,120
Lexington One School Facilities Corp. School District No 1, 5.25% due 12/1/2021	A1/NR	1,700,000	1,821,244
Scago Educational Facilities Corp. School District No 5 Spartanburg County, 5.00% due 4/1/2019 (Insured: FSA)	Aaa/AAA	2,740,000	2,938,623
Scago Educational Facilities Corp. School District No 5 Spartanburg County, 5.00% due 4/1/2021 (Insured: FSA)	Aaa/AAA	1,000,000	1,065,650
TENNESSEE — 0.40%
Knox County Health, 4.90% due 6/1/2031 put 6/1/2011 (Collateralized: FNMA)	NR/AAA	2,000,000	2,026,680
TEXAS — 15.23%
Bexar County Health Facilities Development Corp., 6.125% due 7/1/2022 (Army Retirement Residence Project)	NR/BBB-	1,250,000	1,347,387
Bexar County Housing Finance Corp., 5.50% due 1/1/2016 (Insured: MBIA)	Aaa/NR	600,000	636,492
Bexar County Housing Finance Corp., 5.70% due 1/1/2021 (Insured: MBIA)	Aaa/NR	1,035,000	1,098,342
Bexar County Housing Finance Corp., 6.50% due 12/1/2021	Baa1/NR	2,000,000	2,124,320
Bexar County Housing Finance Corp. Multi Family Housing, 5.40% due 8/1/2012 (Dymaxion & Marrach Park Apts. Project; Insured: MBIA)	Aaa/NR	885,000	915,656
Bexar County Housing Finance Corp. Multi Family Housing, 5.95% due 8/1/2020 (Dymaxion & Marrach Park Apts. Project; Insured: MBIA)	Aaa/NR	1,270,000	1,356,982
Bexar County Housing Finance Corp. Series A, 5.875% due 4/1/2014 (Honey Creek Apartments Project; Insured: MBIA)	Aaa/NR	975,000	1,023,643
Bexar County Housing Finance Corp. Series A, 6.125% due 4/1/2020 (Honey Creek Apartments Project; Insured: MBIA)	Aaa/NR	800,000	839,520
Birdville Independent School District Refunding, 0% due 2/15/2012 (Guaranty: PSF)	Aaa/AAA	2,800,000	2,282,028
Carroll Independent School District Refunding, 0% due 2/15/2011 (Guaranty: PSF)	Aaa/AAA	1,130,000	933,527
Cedar Park Texas Refunding & Improvement, 5.00% due 2/15/2016 (Insured: MBIA)	Aaa/AAA	1,000,000	1,070,420

24	Certified Annual Report

SCHEDULE OF INVESTMENTS, CONTINUED
Thornburg Intermediate Municipal Fund	September 30, 2006

Issuer-Description	Credit Rating† Moody’s/S&P	Principal Amount	Value
Central Texas Regional Mobility Authority Revenue Anticipation Notes, 5.00% due 1/1/2008	Aa3/AA	$1,100,000	$1,118,546
Coppell Independent School District Refunding, 0% due 8/15/2013 (Guaranty: PSF)	NR/AAA	5,000,000	3,560,050
Donna Independent School District Refunding, 5.00% due 2/15/2015 (Guaranty: PSF)	Aaa/AAA	980,000	1,062,790
Duncanville Independent School District Series B, 0% due 2/15/2016 pre-refunded 2/15/2012 (Insured: PSF)	Aaa/AAA	2,985,000	1,938,817
Duncanville Independent School District Series B, 0% due 2/15/2016 (Insured: PSF)	Aaa/AAA	15,000	9,534
El Paso Independent School District Refunding, 0% due 8/15/2010 (Guaranty: PSF)	Aaa/AAA	3,750,000	3,150,037
El Paso Independent School District Refunding, 0% due 8/15/2011 (Guaranty: PSF)	Aaa/AAA	2,500,000	1,985,250
Ennis Texas Independent School District, 0% due 8/15/2012 (Guaranty: PSF)	Aaa/NR	835,000	646,524
Ennis Texas Independent School District, 0% due 8/15/2013 (Guaranty: PSF)	Aaa/NR	845,000	614,028
Ennis Texas Independent School District, 0% due 8/15/2014 (Guaranty: PSF)	Aaa/NR	855,000	582,512
Ennis Texas Independent School District Refunding, 0% due 8/15/2012 pre-refunded 8/15/2010 (Guaranty: PSF)	Aaa/NR	1,625,000	1,276,031
Ennis Texas Independent School District Refunding, 0% due 8/15/2013 pre-refunded 8/15/2010 (Guaranty: PSF)	Aaa/NR	1,645,000	1,212,299
Ennis Texas Independent School District Refunding, 0% due 8/15/2014 pre-refunded 8/15/2010 (Guaranty: PSF)	Aaa/NR	1,670,000	1,153,886
Fort Worth Water & Sewer Revenue, 5.25% due 2/15/2009	Aa2/AA	1,000,000	1,038,160
Gulf Coast Center Revenue, 6.75% due 9/1/2020 (Mental Health Retardation Center Project)	NR/BBB	1,320,000	1,423,990
Hays Consolidated Independent School District, 0% due 8/15/2013 pre-refunded 8/15/2011 (Guaranty: PSF)	Aaa/AAA	6,245,000	4,676,381
Irving Water Works & Sewer Revenue, 5.375% due 8/15/2014	Aa2/AA	350,000	370,983
Irving Water Works & Sewer Revenue, 5.375% due 8/15/2014 pre-refunded 8/15/2010	Aa2/AA	1,150,000	1,224,290
Laredo Sports Venue Sales Refunding & Improvement, 5.00% due 3/15/2018 (Insured: AMBAC)	Aaa/AAA	2,040,000	2,181,862
Lewisville Combination Contract Revenue Refunding Special Assessment District 2, 4.75% due 9/1/2012 (Insured: ACA)	NR/A	2,055,000	2,110,732
Mesquite Independent School District Refunding, 0% due 8/15/2012 (Guaranty: PSF)	NR/AAA	1,420,000	1,102,715
Midlothian Texas Independent School District, 0% due 2/15/2012 (ETM)	Aaa/NR	500,000	408,370
Midlothian Texas Independent School District, 0% due 2/15/2012 (Guaranty: PSF)	Aaa/NR	500,000	407,505
Midtown Redevelopment Authority Tax, 6.00% due 1/1/2012 (Insured: Radian)	Aa3/AA	735,000	793,734
Midtown Redevelopment Authority Tax, 6.00% due 1/1/2013 (Insured: Radian)	Aa3/AA	500,000	538,940
Pharr San Juan Alamo Independent Building, 5.75% due 2/1/2013 (Guaranty: PSF)	Aaa/AAA	1,000,000	1,063,450
Port Arthur Refunding, 5.00% due 2/15/2019 (Insured: MBIA)	Aaa/AAA	1,000,000	1,061,700
Richardson Refunding & Improvement, 5.00% due 2/15/2019 (Insured: MBIA)	Aaa/AAA	2,145,000	2,305,875
Sabine River Authority Texas Pollution Refunding Series A, 5.80% due 7/1/2022 (TXU Energy Co. Project)	Baa2/BBB-	1,000,000	1,075,370
Sam Rayburn Municipal Power Agency Refunding, 6.00% due 10/1/2016	Baa2/BBB	3,000,000	3,184,290
Sam Rayburn Municipal Power Agency Refunding Series A, 6.00% due 10/1/2021	Baa2/BBB	675,000	715,743
San Antonio Hotel Occupancy Revenue Refunding Series B, 5.00% due 8/15/2034 put 8/1/2008 (Insured: AMBAC)	Aaa/AAA	1,350,000	1,381,252
Stafford Economic Development, 6.00% due 9/1/2017 (Insured: FGIC)	Aaa/AAA	1,775,000	2,060,367
Tarrant County Health Facilities, 6.625% due 11/15/2020 pre-refunded 11/15/2010 (Adventist/Sunbelt Project)	A2/NR	3,500,000	3,921,330
Texarkana Health Facilities Hospital Refunding Series A, 5.75% due 10/1/2009 (Wadley Regional Medical Center Project; Insured: MBIA)	Aaa/AAA	500,000	528,610
Texarkana Health Facilities Hospital Refunding Series A, 5.75% due 10/1/2011 (Insured: MBIA)	Aaa/AAA	2,500,000	2,725,075
Travis County GO, 5.25% due 3/1/2021	Aaa/AAA	1,000,000	1,106,550
Travis County Health Facilities Development Corp., 6.25% due 11/15/2014 pre-refunded 11/15/2009 (Ascension Health Project; Insured: MBIA)	Aaa/AAA	3,000,000	3,257,070
Travis County Health Facilities Development Corp. Revenue, 5.75% due 11/15/2010 (Ascension Health Project; Insured: MBIA)	Aaa/AAA	2,000,000	2,136,140
Upper Trinity Regional Water District Regional Treated Water Supply Systems Series A, 7.125% due 8/1/2008 (Insured: FGIC)	Aaa/AAA	600,000	627,402

Certified Annual Report	25

SCHEDULE OF INVESTMENTS, CONTINUED
Thornburg Intermediate Municipal Fund	September 30, 2006

Issuer-Description	Credit Rating† Moody’s/S&P	Principal Amount	Value
Waco Health Facilities Development Corp. Series A, 6.00% due 11/15/2015 pre-refunded 11/15/2009 (Ascension Health Project)	Aa2/AA	$870,000	$939,522
Waco Health Facilities Development Corp. Series A, 6.00% due 11/15/2016 pre-refunded 11/15/2009 (Ascension Health Project)	Aa2/AA	1,050,000	1,133,906
West Harris County Municipal Utility Refunding, 6.00% due 3/1/2017 (Insured: Radian)	NR/AA	500,000	513,535
UTAH — 0.85%
Salt Lake City Municipal Building Series B, 5.30% due 10/15/2012 pre-refunded 10/15/2009 (Insured: AMBAC)	Aaa/AAA	1,085,000	1,149,384
Utah County Municipal Building Authority, 5.50% due 11/1/2016 pre-refunded 11/1/2011 (Insured: AMBAC)	Aaa/NR	1,000,000	1,087,110
Utah HFA, 6.05% due 7/1/2016 (Credit Support: FHA)	NR/AAA	405,000	414,671
Utah HFA SFMR D-2 Class I, 5.85% due 7/1/2015 (Credit Support: FHA)	Aa2/AA	60,000	60,986
Utah State Board of Regents Auxiliary Refunding Series A, 5.25% due 5/1/2013	NR/AA	595,000	639,078
Utah Water Finance Agency Revenue Pooled Loan Financing Program Series A, 5.00% due 10/1/2012 (Insured: AMBAC)	Aaa/NR	940,000	1,005,528
VIRGINIA — 2.24%
Alexandria Industrial Development Authority Institute for Defense Analysis, 5.90% due 10/1/2020 pre-refunded 10/1/2010 (Insured: AMBAC)	Aaa/AAA	2,000,000	2,193,300
Alexandria Industrial Development Authority Institute for Defense Analysis Series A, 6.00% due 10/1/2014 pre-refunded 10/1/2010 (Insured: AMBAC)	Aaa/AAA	1,500,000	1,650,300
Alexandria Industrial Development Authority Institute for Defense Analysis Series A, 6.00% due 10/1/2015 pre-refunded 10/1/2010 (Insured: AMBAC)	Aaa/AAA	1,590,000	1,749,318
Fauquier County Industrial Development Authority, 5.50% due 10/1/2016 (Insured: Radian)	NR/AA	1,000,000	1,096,550
Hanover County Industrial Development Authority Medical Facilities Revenue, 6.00% due 10/1/2021 (ETM)	Aaa/AAA	795,000	796,248
Norton Industrial Development Authority Hospital Refunding, 6.00% due 12/1/2014 (Norton Community Hospital Project; Insured: ACA)	NR/A	1,635,000	1,786,254
Spotsylvania County IDRB, 6.00% due 9/1/2019 put 9/1/2008 (Walter Grinders Project; LOC: Deutsche Bank) (AMT)	NR/NR	2,210,000	2,209,956
WASHINGTON — 5.23%
Benton County Public Utility District Refunding Series A, 5.625% due 11/1/2012 (Insured: FSA)	Aaa/AAA	1,500,000	1,638,585
Energy Northwest Washington Series A, 5.60% due 7/1/2015 pre-refunded 1/1/2007 (Wind Project)	A3/A-	1,000,000	1,034,800
Energy Northwest Washington Series B, 5.10% due 7/1/2009 pre-refunded 1/1/2007 (Wind Project)	A3/A-	745,000	769,987
Port Longview Industrial Development Corp. Solid Waste Disposal Revenue, 6.875% due 10/1/2008	NR/BBB	1,500,000	1,577,730
Tacoma Electric Systems Revenue Series A, 5.50% due 1/1/2012 (Insured: FSA)	Aaa/AAA	750,000	811,545
Vancouver Downtown Redevelopment Senior Series A, 5.50% due 1/1/2018 (Conference Center Project; Insured: ACA)	NR/A	3,500,000	3,712,135
Washington Health Care Facilities, 5.50% due 12/1/2010 (Providence Services Project; Insured: MBIA)	Aaa/AAA	2,690,000	2,866,625
Washington Health Care Facilities, 6.00% due 12/1/2014 (Catholic Health Services Project; Insured: MBIA)	Aaa/AAA	1,735,000	1,879,057
Washington Health Care Facilities, 6.00% due 12/1/2015 (Catholic Health Services Project; Insured: MBIA)	Aaa/AAA	1,945,000	2,098,169
Washington Health Care Facilities, 5.60% due 1/1/2018 (Sea Mar Community Center Project; LOC: U.S. Bancorp)	Aa1/NR	1,025,000	1,089,964
Washington Health Care Facilities Refunding, 6.375% due 10/1/2010 (Insured: FGIC)	Aaa/AAA	1,500,000	1,653,090
Washington Nonprofit Housing, 5.60% due 7/1/2011 (Kline Galland Center Project; Insured: Radian)	NR/AA	500,000	527,405
Washington Nonprofit Housing, 5.875% due 7/1/2019 (Kline Galland Center Project; Insured: Radian)	NR/AA	1,000,000	1,057,490
Washington Public Power Supply Refunding Series B, 0% due 7/1/2010	Aaa/AA-	960,000	832,829
Washington Public Power Supply Refunding Series B, 0% due 7/1/2011	Aaa/AA-	1,000,000	834,140
Washington State Health Care Facilities Series A, 4.50% due 12/1/2008 (Kadlec Medical Center Project; Insured: Assured Guaranty)	Aa1/AAA	1,200,000	1,221,060

26	Certified Annual Report

SCHEDULE OF INVESTMENTS, CONTINUED
Thornburg Intermediate Municipal Fund	September 30, 2006

Issuer-Description	Credit Rating† Moody’s/S&P	Principal Amount	Value
Washington State Public Power Supply Systems Revenue Refunding Series A, 5.00% due 7/1/2011 (Insured: FSA)	Aaa/AAA	$3,030,000	$3,155,109
WEST VIRGINIA — 0.32%
West Virginia State Hospital Finance Authority Series A, 5.00% due 6/1/2020 (United Hospital Center Project; Insured: AMBAC)	Aaa/AAA	1,530,000	1,642,746
WISCONSIN — 1.21%
Wisconsin Health & Educational Facilities, 5.75% due 8/15/2020 (Eagle River Memorial Hospital Inc. Project; Insured: Radian)	NR/AA	1,000,000	1,067,359
Wisconsin Housing & Economic Development Series A, 5.875% due 11/1/2016 (Insured: AMBAC)	Aaa/AAA	1,980,000	2,075,614
Wisconsin State Health & Educational Facilities, 4.50% due 12/1/2023 put 12/1/2007 (Hospital Sisters Services, Inc.; Insured: FSA)	Aaa/NR	3,000,000	3,025,770

TOTAL INVESTMENTS — 98.36% (Cost $ 484,004,905)			$503,374,209
OTHER ASSETS LESS LIABILITIES — 1.64%			8,413,305

NET ASSETS — 100.00%			$511,787,514

Footnote Legend

†	Credit ratings are unaudited. Rating changes may have occurred prior to or subsequent to the reporting period end. See notes to financial statements.

Portfolio Abbreviations

To simplify the listings of securities, abbreviations are used per the table below:

ACA	Insured by American Capital Access
AMBAC	Insured by American Municipal Bond Assurance Corp.
AMT	Alternative Minimum Tax
CIFG	CIFG Assurance North America Inc.
COP	Certificates of Participation
EDA	Economic Development Authority
ETM	Escrowed to Maturity
FGIC	Insured by Financial Guaranty Insurance Co.
FHA	Insured by Federal Housing Administration
FNMA	Collateralized by Federal National Mortgage Association
FSA	Insured by Financial Security Assurance Co.
GNMA	Insured by Government National Mortgage Co.
GO	General Obligation
HFA	Health Facilities Authority
IDRB	Industrial Development Revenue Bond
MBIA	Insured by Municipal Bond Investors Assurance
PCR	Pollution Control Revenue Bond
PSF	Guaranteed by Permanent School Fund
RADIAN	Insured by Radian Asset Assurance
SFMR	Single Family Mortgage Revenue Bond
SONYMA	State of New York Mortgage Authority
XLCA	Insured by XL Capital Assurance

SUMMARY OF SECURITY CREDIT RATINGS†

Ratings are a blend of Moody’s and Standard & Poor’s, using the higher rating. Some bonds are rated by only one service.

Certified Annual Report	27

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
Thornburg Intermediate Municipal Fund

To the Trustees and Class I Shareholders of

Thornburg Intermediate Municipal Fund

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Thornburg Intermediate Municipal Fund (one of the Portfolios constituting Thornburg Investment Trust, hereafter referred to as the “Fund”) at September 30, 2006, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for the Class I shares for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at September 30, 2006 by correspondence with the custodian, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

New York, New York
November 16, 2006

28	Certified Annual Report

EXPENSE EXAMPLE
Thornburg Intermediate Municipal Fund	September 30, 2006 (Unaudited)

As a shareholder of the Fund, you incur ongoing costs, including management and administration fees and other Fund expenses.

This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested on March 31, 2006 and held until September 30, 2006.

Actual Expenses

The first line of the table at right provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table at right provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value 3/31/06	Ending Account Value 9/30/06	Expenses Paid During Period† 3/31/06-9/30/06
Class I Shares
Actual	$1,000	$1,029.30	$3.40
Hypothetical*	$1,000	$1,021.71	$3.39

†	Expenses are equal to the annualized expense ratio for Class I shares (0.67%) multiplied by the average account value over the period, multiplied by 183/365 to reflect the one-half year period.

*	Hypothetical assumes a rate of return of 5% per year before expenses.

Certified Annual Report	29

INDEX COMPARISON
Thornburg Intermediate Municipal Fund	September 30, 2006

GROWTH OF A HYPOTHETICAL $10,000 INVESTMENT

Thornburg Intermediate Municipal Fund Class I Total Returns, versus

Merrill Lynch 7-12 Year Municipal Bond Index and Consumer Price Index

(July 31, 1996 to September 30, 2006)

AVERAGE ANNUAL TOTAL RETURNS

For the periods ended September 30, 2006

	1 Yr	5 Yrs	10 Yrs	Since Inception
I Shares (Incep: 7/5/96)	3.90%	4.32%	4.76%	4.96%

FUND ATTRIBUTES

as of September 30, 2006

	Annualized Dist. Rate	SEC Yield	NAV	Maximum Offering Price
I Shares (Incep: 7/5/96)	4.09%	3.43%	$13.28	$13.28

Performance data reflect past performance, which is no guarantee of future results. The performance data and graph do not reflect the deduction of taxes that a shareholder would pay on distributions or the redemption of Fund shares.

Returns reflect the reinvestment of dividends and capital gains. There is no up front sales charge for this class of shares.

The Consumer Price Index (“CPI”) measures prices of a fixed basket of goods bought by a typical consumer, including food, transportation, shelter, utilities, clothing, medical care, entertainment and other items. The CPI, published by the Bureau of Labor Statistics in the Department of Labor, is based at 100 in 1982 and is released monthly. It is widely used as a cost-of-living benchmark to adjust Social Security payments and other payment schedules, union contracts and tax brackets. The CPI is also known as the cost-of-living index.

The Merrill Lynch 7-12 Year Municipal Bond Index represents a broad measure of market performance. It is a model portfolio of municipal obligations throughout the U.S., with an average maturity which ranges from seven to twelve years.

Unless otherwise noted, index returns reflect the reinvestment of income dividends and capital gains, if any, but do not reflect fees, brokerage commissions or other expenses of investing. Investors may not make direct investments into any index.

The SEC Yield is computed in accordance with SEC standards measuring the net investment income per share over a specified 30-day period expressed as a percentage of the maximum offering price of the Funds’ shares at the end of the period.

The distribution rate is calculated by taking the sum of the month’s total distribution factors and dividing this sum by a 30-day period and annualizing to 360-day year. The value is then divided by the ending Net Asset Value (NAV) to arrive at the annualized distribution yield. The yield is calculated on a periodic basis and is subject to change depending on the Fund’s NAV and current distributions.

30	Certified Annual Report

TRUSTEES AND OFFICERS
Thornburg Intermediate Municipal Fund	September 30, 2006 (Unaudited)

Name, Age, Position Held with Fund Year Elected	Principal Occupation(s) During Past Five Years	Other Directorships Held by Trustee
INTERESTED TRUSTEES(1)(2)(4)

Garrett Thornburg, 60 Chairman of Trustees, Trustee since 1987(3)	CEO, Chairman and controlling shareholder of Thornburg Investment Management, Inc. (investment advisor) and Thornburg Securities Corporation (securities dealer); Chairman of Thornburg Limited Term Municipal Fund, Inc. (registered investment company) to 2004; CEO and Chairman of Thornburg Mortgage, Inc. (real estate investment trust); Chairman of Thornburg Mortgage Advisory Corporation (investment manager to Thornburg Mortgage, Inc.).	Director of Thornburg Mortgage, Inc. (real estate investment trust)

Brian J. McMahon, 50 Trustee since 2001, Member of Governance & Nominating Committee, President since 1997(5)(6)	President, Managing Director, Chief Investment Officer, and Co-Portfolio Manager of Thornburg Investment Management, Inc.; President of Thornburg Limited Term Municipal Fund, Inc. to 2004.	None

INDEPENDENT TRUSTEES (1)(2)(4)

David A. Ater, 61 Trustee since 1994, Member of Audit Committee and Governance & Nominating Committee	Principal in Ater & Associates, Santa Fe, NM (developer, planner and broker of residential and commercial real estate); owner, developer and broker for various real estate projects.	Director of Thornburg Mortgage, Inc. (real estate investment trust)

David D. Chase, 65 Chairman of Audit Committee, Trustee since 2000	Chairman, President, CEO, and Managing Member of Vestor Associates, LLC, the general partner of Vestor Partners, LP, Santa Fe, NM (private equity fund); Chairman and CEO of Vestor Holdings, Inc., Santa Fe, NM (merchant bank).	None

Eliot R. Cutler, 60 Chairman of Governance & Nominating Committee, Trustee since 2004	Partner, Akin, Gump, Strauss, Hauer & Feld, LLP,Washington, D.C. (law firm)	Director of Thornburg Mortgage, Inc. (real estate investment trust)

Susan H. Dubin, 57 Trustee since 2004, Member of Audit Committee	President of Dubin Investments, Ltd., Greenwich, CT (private investment fund); Director and officer of various charitable organizations.	None

Owen D. Van Essen, 52 Trustee since 2004, Member of Governance & Nominating Committee	President of Dirks, Van Essen & Murray, Santa Fe, NM (newspaper mergers and acquisitions).	None

James W. Weyhrauch, 47 Trustee since 1996, Member of Audit Committee	Real estate broker, Santa Fe Properties, Santa Fe, NM since 2004; President and CEO from 1997–2004, and Vice Chairman 2004 to date, Nambé Mills, Inc., Santa Fe, NM (manufacturer).	None

Certified Annual Report	31

TRUSTEES AND OFFICERS, CONTINUED
Thornburg Intermediate Municipal Fund	September 30, 2006 (Unaudited)

Name, Age, Position Held with Fund Year Elected	Principal Occupation(s) During Past Five Years	Other Directorships Held by Trustee
OFFICERS OF THE FUND (WHO ARE NOT TRUSTEES)(1)(6)(7)

Steven J. Bohlin, 47 Vice President since 1987, Treasurer since 1989	Portfolio Manager, Co-Portfolio Manager, Vice President, and Managing Director of Thornburg Investment Management, Inc.; Vice President of Thornburg Limited Term Municipal Fund, Inc. to 2004.	Not applicable

George T. Strickland, 43 Vice President since 1996	Portfolio Manager, Vice President, and Managing Director of Thornburg Investment Management, Inc.; Vice President (to 2004) and Treasurer (2003–2004) of Thornburg Limited Term Municipal Fund, Inc.	Not applicable

William V. Fries, 67 Vice President since 1995	Portfolio Manager, Co-Portfolio Manager, Vice President, and Managing Director of Thornburg Investment Management, Inc.	Not applicable

Leigh Moiola, 39 Vice President since 2001	Vice President and Managing Director of Thornburg Investment Management, Inc.; Vice President of Thornburg Limited Term Municipal Fund, Inc. to 2004.	Not applicable

Kenneth Ziesenheim, 52 Vice President since 1995	Vice President and Managing Director of Thornburg Investment Management, Inc.; President of Thornburg Securities Corporation; Vice President of Thornburg Limited Term Municipal Fund, Inc. to 2004.	Not applicable

Alexander Motola, 36 Vice President since 2001	Portfolio Manager, Vice President, and Managing Director of Thornburg Investment Management, Inc. since 2001.	Not applicable

Wendy Trevisani, 35 Vice President since 1999	Co-Portfolio Manager since 2006, Managing Director since 2004, Vice President, and Associate Portfolio Manager of Thornburg Investment Management, Inc.; Vice President of Thornburg Limited Term Municipal Fund, Inc. to 2002.	Not applicable

Joshua Gonze, 43 Vice President since 1999	Managing Director since 2004, Associate Portfolio Manager and Vice President of Thornburg Investment Management, Inc.; Vice President of Thornburg Limited Term Municipal Fund, Inc. to 2004.	Not applicable

Brad Kinkelaar, 38 Vice President since 1999	Co-Portfolio Manager since 2002, Managing Director since 2004, Vice President since 2000, and Associate Portfolio Manager of Thornburg Investment Management, Inc.	Not applicable

Christopher Ihlefeld, 36 Vice President since 2003	Managing Director since 2006 and Associate Portfolio Manager and Vice President since 2002 of Thornburg Investment Management, Inc.; Vice President of Limited Term Municipal Fund, Inc., 2003–2004.	Not applicable

Leon Sandersfeld, 40 Vice President since 2003	Associate of Thornburg Investment Management, Inc. since 2002; Senior Staff Accountant, Farm Bureau Life Insurance Co. to 2002.	Not applicable

Sasha Wilcoxon, 32 Vice President since 2003, Secretary since 2006	Mutual Fund Support Service Department Manager since 2002 and Associate of Thornburg Investment Management, Inc.	Not applicable

32	Certified Annual Report

TRUSTEES AND OFFICERS, CONTINUED
Thornburg Intermediate Municipal Fund	September 30, 2006 (Unaudited)

Name, Age, Position Held with Fund Year Elected	Principal Occupation(s) During Past Five Years	Other Directorships Held by Trustee

Ed Maran, 48 Vice President since 2004	Co-Portfolio Manager since 2006, Vice President and Managing Director since 2005, and Associate Portfolio Manager since 2002 of Thornburg Investment Management, Inc.; Analyst, USAA 2001–2002.	Not applicable

Vinson Walden, 36 Vice President since 2004	Co-Portfolio Manager since 2006, Vice President and Managing Director since 2005, and Associate Portfolio Manager since 2002 of Thornburg Investment Management, Inc.; Associate Portfolio Manager, Ibis Management 2002–2004; Associate, Lehman Brothers to 2001.	Not applicable

Van Billops, 40 Vice President since 2006	Associate of Thornburg Investment Management, Inc.	Not applicable

Thomas Garcia, 35 Vice President since 2006	Vice President and Managing Director since 2004, and Associate Portfolio Manager of Thornburg Investment Management, Inc.	Not applicable

Lei Wang, 35 Vice President since 2006	Co-Portfolio Manager and Managing Director since 2006, and Associate Portfolio Manager since 2004 of Thornburg Investment Management, Inc.; Associate, Enso Capital Management, LLC 2002–2004; Associate, Deutsche Bank 2001–2002.	Not applicable

Connor Browne, 27 Vice President since 2006	Co-Portfolio Manager and Managing Director since 2006, and Associate Portfolio Manager since 2001 of Thornburg Investment Management, Inc.	Not applicable

(1)	Each person’s address is 119 East Marcy Street, Santa Fe, New Mexico 87501.

(2)	The Fund is one of twelve separate investment “Funds” or “series” of Thornburg Investment Trust (the “Trust”), which comprises the Thornburg mutual fund complex and is organized as a Massachusetts business trust. The Trust currently has twelve active Funds.Thornburg Investment Management, Inc. is the investment advisor to, and manages, the twelve Funds of the Trust. Each Trustee oversees the twelve Funds of the Trust.

(3)	Mr.Thornburg is considered an “interested” Trustee under the Investment Company Act of 1940 because he is a director and controlling shareholder of Thornburg Investment Management, Inc., the investment advisor to the twelve active Funds of the Trust, and is the sole director and controlling shareholder of Thornburg Securities Corporation, the distributor of shares for the Trust.

(4)	Each Trustee serves in office until the election and qualification of a successor.

(5)	Mr. McMahon is considered an “interested” Trustee because he is the president of Thornburg Investment Management, Inc.

(6)	The Trust’s president, secretary and treasurer each serve a one-year term or until the election and qualification of a successor; each other officer serves at the pleasure of the Trustees.

(7)	Assistant vice presidents, assistant secretaries and assistant treasurers are not shown.

The Statement of Additional Information for each Fund of the Trust includes additional information about the Trustees and is available, without charge and upon request, by calling 1-800-847-0200.

Certified Annual Report	33

OTHER INFORMATION
Thornburg Intermediate Municipal Fund	September 30, 2006(Unaudited)

PORTFOLIO PROXY VOTING

Policies and Procedures:

The Trust has delegated to Thornburg Investment Management, Inc. (the “Advisor”) voting decisions respecting proxies for the Fund’s voting securities. The Advisor makes voting decisions in accordance with its Proxy Voting Policy and Procedures. A description of the Policy and Procedures is available (i) without charge, upon request, by calling the Advisor toll-free at 1-800-847-0200, (ii) on the Thornburg website at www.thornburg.com, and (iii) on the Securities and Exchange Commission’s website at www.sec.gov.

Commencing August 31, 2004, information regarding how proxies were voted is available on or before August 31 of each year for the twelve months ending the preceding June 30. This information is available (i) without charge, upon request by calling the Advisor toll-free at 1-800-847-0200, (ii) on the Thornburg website at www.thornburg.com, and (iii) on the Securities and Exchange Commission’s website at www.sec.gov.

TAX INFORMATION

For the fiscal year ended September 30, 2006, 100% of dividends paid by the Fund are tax exempt dividends for Federal Income Tax purposes. The information and distributions reported herein may differ from the information and distributions taxable to the shareholders for the calendar year ending December 31, 2006.

For the Thornburg Florida Intermediate Municipal Fund shareholders who received in exchange on September 15, 2006, Class A shares of the Thornburg Intermediate Municipal Fund, 100% of the dividends paid by the Florida Fund for the fiscal year up to the merger date of September 15, 2006 are tax exempt dividends for Federal Income Tax purposes. The information and distributions reported herein may differ from the information and distributions taxable to the shareholders for the calendar year ending December 31, 2006.

AVAILABILITY OF QUARTERLY PORTFOLIO SCHEDULE

The Fund files with the Securities and Exchange Commission schedules of its portfolio holdings on Form N-Q for the first and third quarters of each fiscal year. The Fund’s Forms N-Q are available on the Commission’s website at www.sec.gov, or may be reviewed and copied at the Commission’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. The Fund also makes this information available on its website at www.thornburg.com/download or upon request by calling 1-800-847-0200.

SHAREHOLDER MEETING INFORMATION

On September 7, 2006, Thornburg Florida Intermediate Municipal Fund (the “Florida Fund”), a separate series of the Trust, held a special meeting of shareholders to approve a Plan of Reorganization under which the Fund would acquire substantially all of the assets of the Florida Fund in exchange for shares of beneficial interest issued by the Fund. The Florida Fund had 3,713,057.30 shares issued and outstanding on the record date for the special meeting, and the following votes were cast at the meeting with respect to the Plan of Reorganization:

For:	1,912,518.511
Against:	10,013.000
Abstain:	10,996.953

Having been approved by the affirmative vote of a majority of the outstanding shares of the Florida Fund, the reorganization was consummated on September 15, 2006. As a result, all of the Florida Fund’s assets were transferred to the Fund, and the shareholders of the Florida Fund became shareholders of the Fund.

TRUSTEES DELIBERATIONS RESPECTING RENEWAL OF INVESTMENT ADVISORY AGREEMENT

Thornburg Investment Management, Inc. (the “Advisor”) provides investment management services to Thornburg Intermediate Municipal Fund pursuant to an investment advisory agreement. The Trustees consider the renewal of this agreement annually, and most recently determined to renew the agreement on September 12, 2006.

In connection with their general supervision of the Advisor, the Trustees receive and consider reports throughout the year from the Advisor respecting the Advisor’s management of the Fund’s investments. These reports include information about the Fund’s purchase and sale of portfolio investments and explanations from the Advisor respecting investment selections, the investment performance of the Fund, general appraisals of industry and economic prospects and factors, and other matters affecting the Fund and relating to the Advisor’s performance of services for the Fund.

In anticipation of their recent consideration of the advisory agreement’s renewal, the independent Trustees met with representatives of the Advisor in July 2006 to discuss the Trustees’ evaluation of the Advisor’s performance and to specify the information the Advisor would present to the Trustees for their review. The independent Trustees thereafter met in independent session to consider various factors respecting the agreement’s renewal, and met in a subsequent session with the Advisor’s chief investment officer to present questions. Following these sessions, the Trustees met on September 12, 2006 to consider a renewal of the advisory agreement.

The information below summarizes certain factors considered by the Trustees in connection with the determination to renew the advisory agreement. In determining to renew the advisory agreement, the Trustees did not identify any single factor as controlling, and this summary does not describe all of the matters considered by the Trustees in making their determination.

34	Certified Annual Report

OTHER INFORMATION, CONTINUED
Thornburg Intermediate Municipal Fund	September 30, 2006 (Unaudited)

Quality of Services; Fund Investment Performance. In evaluating the nature, extent and quality of services provided by the Advisor to the Fund, and in reviewing the Fund’s investment performance, the Trustees considered qualitative and quantitative information presented to the Trustees throughout the preceding year and in anticipation of their annual evaluation, including:

(i)	reports from portfolio management personnel respecting execution of portfolio investment strategies in prevailing market conditions;

(ii)	information respecting issuer, fiscal and economic developments;

(iii)	the Fund’s absolute investment performance and achievement of stated objectives;

(iv)	measures of the Fund’s investment performance over different periods of time relative to different categories of mutual funds sharing certain comparable characteristics and selected by independent firms, and relative to a broad based securities index; and

(v)	comparative measures of portfolio volatility, risk and return.

The Trustees also considered the Advisor’s staffing and other resources, the Advisor’s efforts to contain costs and expenses, the Advisor’s supervision of services provided to the Trust by third party service providers, the Advisor’s performance of administrative, accounting and other services, the Advisor’s adherence to compliance and regulatory requirements, the Advisor’s responsiveness to the Trustees, and other factors. The Trustees noted that the value of comparisons of the Fund’s investment performance to mutual fund categories, and in particular to broad based securities indices, may be limited in some degree because the Fund’s investment objective and strategies, as defined in its prospectuses, are unique or may vary from the parameters for selecting the investments for other funds and the largely theoretical character of fixed income security indices.

In conducting their evaluation, the Trustees observed that the Advisor had continued to faithfully and competently pursue and achieve the Fund’s stated objectives, as reflected particularly by the Advisor’s selection of investments in accordance with the Fund’s stated strategies and the Fund’s investment returns. The Trustees also observed in conducting their evaluation the Fund’s above average or better investment returns over most periods, and in particular the most recent three years, relative to two categories of mutual funds sharing characteristics comparable to the Fund and selected by independent mutual fund analyst firms, and the Fund’s relative performance against comparative measures of portfolio volatility and return.

The Trustees concluded, based upon these and other considerations, that the Advisor had actively and competently pursued the Fund’s stated investment objectives in accordance with the Fund’s investment policies stated in its prospectuses. The Trustees further concluded that the investment performance of the Fund was satisfactory in the context of the Fund’s objectives and policies, and prevailing market conditions.

Fees and Expenses; Profitability of Advisor. In reviewing the fees charged by the Advisor to the Fund, the Trustees primarily considered the fees charged by the Advisor and the other expenses charged to the Fund in light of the nature and quality of services provided, comparison of the actual Advisor’s fee and Fund expenses to the statement of fees and expenses in the Fund’s prospectuses, comparisons of the Advisor’s fee and other Fund expenses to median and average fees and expenses charged to a grouping of intermediate municipal debt mutual funds assembled by an independent mutual fund analyst firm, and comparisons of fees and expenses charged to the Fund with fees and expenses charged to other specific mutual funds. In addition, the Trustees considered the profitability of the Advisor compared to other investment management firms, and compared the investment management fee rates charged by the Advisor to the Fund with rates charged to other clients and the differing types of services furnished to the Fund and the other clients. The Trustees noted that the overall expenses for the Fund were slightly higher than average and median expenses for the grouping of mutual funds assembled by the mutual fund analyst firm, and that the management fee was somewhat higher than the average for the same group of funds, but that the differences were not notable in view of the other factors considered. The Trustees further noted in this regard that the management fee charged to the Fund was comparable to the median management fees for the same group of mutual funds. The Trustees noted in their review that fee rates charged by the Advisor to other clients of the Advisor were not directly comparable to rates charged to the Fund principally because of the significant differences in the services provided.

The Trustees concluded, based upon these and other considerations, that the fees charged to the Fund by the Advisor were fair and reasonable in view of the services provided, the clear disclosure of these fees and expenses in the Fund’s prospectuses, and fees and expenses charged to other mutual funds. The Trustees further concluded that there was no indication that the Advisor’s profitability was unusual, viewed in the context of the services provided, the performance of the Fund, and the fees and profitability of other investment management firms.

Economies of Scale. In reviewing the extent to which economies of scale would be realized by the Fund as it grows and whether fee levels reflect economies of scale, the Trustees considered the breakpoint structure for advisory fees chargeable to the Fund, the demonstrated economies of scale enjoyed by other Funds of the Trust as they had grown in size, and economies of scale realized by other mutual funds. The Trustees concluded that the Fund may reasonably be expected to realize economies of scale for the benefit of its shareholders as it grows in size.

Certified Annual Report	35

OTHER INFORMATION, CONTINUED
Thornburg Intermediate Municipal Fund	September 30, 2006 (Unaudited)

Ancillary Benefits to Advisor. In reviewing benefits enjoyed by the Advisor because of its relationship with the Fund, the Trustees considered the Advisor’s receipt of certain research services, favorable publicity received by the Advisor because of the superior investment performance of certain Funds of the Trust, and the benefits to the Fund from the Advisor’s expansion of its staffing and other resources to serve a broader variety of investment clients. The Trustees concluded, based upon these and other considerations, that there was no unusual or unfair benefit enjoyed by the Advisor, and that the Fund enjoyed benefits by virtue of the Advisor’s engagement by other investment clients.

36	Certified Annual Report

Trustees’ Statement to Shareholders

Not part of the Certified Annual Report

February 8, 2005

The Trustees are concerned that recent commentaries and opinions reported in the media may confuse investors in general as to the supervisory duties of trustees of mutual funds and, in particular, leave Thornburg Investment Trust shareholders uncertain regarding how we discharge our responsibilities in supervising the Funds’ investment advisor and in reviewing the advisor’s contract for renewal. We decided to spell out clearly three principal guidelines that we follow in supervising the Trust’s investment advisor on your behalf.

We begin with the premise that each shareholder selected his or her Fund because its investments are managed by the investment advisor identified in the prospectus and in accordance with the objective and policies described in the prospectus. We realize, as each of you do, that if you believe that your Fund’s stated objective and policies no longer serve your personal investment goals, you can sell your shares and leave the Fund.

Therefore, we believe that our primary supervisory task – our principal obligation to you – is to assess the nature and quality of the advisor’s services, and to confirm that the advisor actively and competently pursues the Fund’s objective, in accordance with the policies set out in the prospectus. To do this, we meet regularly with management to review your Fund’s portfolio and to discuss the advisor’s specific actions and judgments in pursuing the Fund’s objective. We do not substitute our own judgment for the advisor’s decisions in selecting investments; the advisor is paid to exercise its informed judgment on investment decisions, and we seek to confirm, in reviewing the advisor’s performance, that the advisor is doing just that.

Second, while we are conscious of costs and the effect that costs have on shareholders’ returns, we do not seek the lowest fees or expense ratio as our sole or primary objective. We try to make sure that your Fund’s fees and costs are reasonable in relationship to the services rendered and that they are generally in line with those charged by other expert investment advisors, consistent with our belief that the Fund’s investors searched for and expect that expertise and attention and have decided to pay a reasonable price for it. We do not put the management contract “out to bid” as a matter of course, and we would not do so unless we had concluded that the advisor materially had failed to pursue the Fund’s objectives in accordance with its policies, or for other equally important reasons. We believe that any other approach would be inconsistent with your interests and contrary to your expectations when you bought shares of the Fund in the first place.

Finally, because we believe that most Thornburg Fund shareholders have invested with a long-term perspective, we try not to focus too much on the fashions of the moment and on short-term performance. The market will not favor any specific investment objective or set of policies at all times and under all economic circumstances. A fund will experience periods of both high and low returns relative to other funds and other investments. Even if one of our Funds is not favored by the market at a particular time, we believe that the advisor is nonetheless obliged to remain true to the Fund’s objective and policies, and we watch to see that it does so.

This page is not part of the Annual Report.	37

Planning Options

Retirement and Education Accounts

Thornburg Investment Management offers retirement and education savings accounts that can help you meet a variety of planning challenges. For account applications or further information on any of the accounts below, please call 1-800-847-0200 or go to www.thornburg.com/ira. Your financial advisor can help you determine which plan is right for you.

Individual Retirement Accounts

Individual Retirement Accounts (IRAs) provide a tax-advantaged means to save money for the future. For a detailed outline of the difference between retirement accounts, see www.thornburg.com/ira. Rollovers are available. Call 1-800-847-0200 for more information.

Traditional IRAs – Contributions to Traditional IRAs are tax deductible for eligible individuals, and withdrawals are taxed as additional ordinary income. You may contribute to an IRA if you receive compensation and are under 70 1/2, even if you are covered by an employer retirement plan.

Roth IRAs – Under a Roth IRA, there is no tax deduction for contributions, but there is no income tax on qualified withdrawals. For a more detailed comparison of Traditional and Roth IRAs, please see our web site at www.thornburg.com/ira.

SEP IRAs – Simplified Employee Pension (SEP) IRAs are established by employers. The employer is allowed a tax deduction for contributions made to the SEP Plan and makes contributions to each eligible employee’s SEP IRA on a discretionary basis.

SIMPLE IRAs – Savings Incentive Match Plan for Employees of Small Employers (SIMPLE) is designed to give small business owners a simplified method to establish and contribute to a retirement plan for employees. The employer is allowed a tax deduction for contributions and makes either matching or non-elective contributions to each eligible employee’s SIMPLE IRA. Employees may make salary deferral contributions.

403(b)

A special, tax-advantaged savings vehicle available only to employees of 501(c)(3) organizations, such as charitable, educational, scientific and religious organizations. 403(b) plans are also available to employees of public schools and universities.

Coverdell Education Savings Account

These savings accounts are designed to provide a way to save money for higher education expenses. In an Education Savings Account, earnings and interest grow tax free, and qualified withdrawals used to pay for eligible higher-education expenses are tax- and penalty-free.

Funds Available

The following funds are available in the accounts listed above:

•	Thornburg International Value Fund

•	Thornburg Value Fund

•	Thornburg Core Growth Fund

•	Thornburg Investment Income Builder Fund

•	Thornburg Global Opportunities Fund

•	Thornburg Limited Term U.S. Government Fund

•	Thornburg Limited Term Income Fund

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The Firm

Thornburg Investment Management® is a privately held investment management company based in Santa Fe, New Mexico with assets under management of over $27 billion. Founded in 1982, the firm manages five equity funds, seven bond funds, and separate portfolios for select institutions and individuals.

Investment Philosophy

We seek to preserve and increase the real wealth of the Funds’ shareholders after accounting for inflation, taxes, and investment expenses.We’re committed to disciplined investing and controlling risk in all market environments through laddered bond and focused equity portfolios.

Portfolio Holdings Disclosure

We believe you should know about your portfolio. Our web site keeps investors informed of the Funds’ equity holdings. Go to www.thornburg.com/funds for commentary on our equity fund holdings.

Co-Ownership of Funds

We invest side-by-side with the Funds’ shareholders. Our employees have invested over $130 million in Thornburg Funds.

Investment Manager:	Distributor:

119 East Marcy Street	119 East Marcy Street
Santa Fe, New Mexico 87501	Santa Fe, New Mexico 87501
800.847.0200	800.847.0200

Thornburg New Mexico Intermediate Municipal Fund

Laddering – an All Weather Strategy

The Fund’s investment objective is to obtain as high a level of current income exempt from Federal and New Mexico state individual income tax as is consistent, in the view of the investment advisor, with preservation of capital. The secondary goal of the Fund is to reduce expected changes in its share price compared to long-term bond portfolios.

This Fund offers New Mexico investors double tax-free yields (may be subject to Alternative Minimum Tax) in a laddered municipal bond portfolio with an average maturity of ten years or less. Laddering involves building a portfolio of bonds with staggered maturities so that a portion of the portfolio matures each year; cash from maturing bonds, if not needed for other purposes, is invested in bonds with longer maturities at the far end of the ladder. The strategy is a good compromise for managing different types of risk.

Thornburg Bond Funds

•	Thornburg Limited Term Municipal Fund

•	Thornburg Intermediate Municipal Fund

•	Thornburg California Limited Term Municipal Fund

•	Thornburg New Mexico Intermediate Municipal Fund

•	Thornburg New York Intermediate Municipal Fund

•	Thornburg Limited Term U.S. Government Fund

•	Thornburg Limited Term Income Fund

Thornburg invests in short- and intermediate-term investment grade bonds. We ladder the maturities of individual bonds in the portfolios to moderate risk. Laddering involves building a portfolio of bonds with staggered maturities so that a portion of the portfolio will mature each year. We apply this disciplined process in all interest rate environments.

Thornburg Equity Funds

•	Thornburg Value Fund

•	Thornburg International Value Fund

•	Thornburg Core Growth Fund

•	Thornburg Investment Income Builder Fund

•	Thornburg Global Opportunities Fund

Thornburg’s equity research uses a fundamental, yet comprehensive, analytical approach. We invest when and where we perceive compelling value. Thornburg equity funds focus on a limited number of securities so that each holding can impact performance. The equity team searches for firms believed to have a promising future and seeks to buy shares of those companies at a discount to their intrinsic value.

More information at www.thornburg.com

Reduce paper clutter. Receive your shareholder reports and prospectus online instead of through traditional mail. Sign up at www.thornburg.com/edelivery

2	This page is not part of the Annual Report.

Message

from the Chairman

Garrett Thornburg

Chairman & CEO

November 10, 2006

Dear Fellow Shareholder:

Thornburg Investment Management has a clear mission: to preserve and increase the real wealth of our shareholders. We aspire to accomplish this through a family of laddered bond funds that focus on quality, stability, and minimization of risk over time, and through a range of equity funds that redefine traditional measures of value and growth.

Our bond funds have always been managed using the highly disciplined approach of laddering short and intermediate bond maturities, seeking to provide both an attractive return and stability of principal. Laddering is an all-weather strategy, designed to perform in uncertain markets like the ones we have seen in the last two years. Moreover, all of the bond funds focus on buying investment-grade securities. We have found this strategy to be the best at managing both interest-rate risk and credit risk, and we believe this approach has served our shareholders well over time.

An exciting event occurred recently, Thornburg Investment Management is the first U.S. investment manager to complete the independent certification process and receive the CEFEX Certification for Fiduciary Excellence. The Centre for Fiduciary Excellence (CEFEX) is an independent rating and certification organization, providing comprehensive assessments that measure risk and trustworthiness of investment fiduciaries. We are proud to have received certificate #1 from CEFEX for investment managers.

Our bond fund portfolio managers have many years of experience. We are proud of this consistency and experience and look forward to many more successful years with them at the helm.

Thank you for investing with us. We will do our best to continue to earn your trust every day.

Sincerely,

Garrett Thornburg Chairman & CEO

This page is not part of the Annual Report.	3

2006

Certified Annual Report

Thornburg New Mexico Intermediate Municipal Fund

September 30, 2006

This report is certified under the Sarbanes-Oxley Act of 2002, which requires that public companies, including mutual funds, affirm that the information provided in their annual and semiannual shareholder reports fully and fairly represents their financial position.

4	Certified Annual Report

Important Information

Performance data quoted represents past performance and does not guarantee future results. Investment return and principal value will fluctuate so that upon redemption, an investor’s shares may be worth more or less than their original cost. Current performance may be lower or higher than the data quoted. For performance data current to the most recent month end, visit www.thornburg.com.

The maximum sales charge for Class A shares is 2.00%. There is no up front sales charge for Class D shares and no contingent deferred sales charge (CDSC).

Performance data given at net asset value (NAV) does not take into account these sales charges. If the sales charges had been included, the performance would have been lower.

Shares in the Fund carry risks, including possible loss of principal. As with direct bond ownership, funds that invest in bonds are subject to certain risks including interest-rate risk, credit risk, and inflation risk. The principal value of bond funds will fluctuate relative to changes in interest rates, decreasing when interest rates rise. Unlike bonds, bond funds have ongoing fees and expenses. Shares in the Fund are not deposits or obligations of, or guaranteed or endorsed by, any bank, the Federal Deposit Insurance Corporation, the Federal Reserve Board or any government agency. There is no guarantee that the Fund will meet its investment objectives.

The information presented on the following pages was current as of September 30, 2006. The manager’s views, portfolio holdings, and sector diversification are historical and subject to change. This material should not be deemed a recommendation to buy or sell any of the securities mentioned.

The matters discussed in this report may constitute forward-looking statements made pursuant to the safe harbor provisions of the Securities Litigation Reform Act of 1995. These include any advisor or portfolio manager prediction, assessment, analysis or outlook for individual securities, industries, investment styles, market sectors and/or markets. These statements involve risks and uncertainties. In addition to the general risks described for each fund in its current prospectus, other factors bearing on these reports include the accuracy of the advisor’s or portfolio manager’s forecasts and predictions, the appropriateness of the investment strategies designed by the advisor or portfolio manager and the ability of the advisor or portfolio manager to implement their strategies efficiently and successfully. Any one or more of these factors, as well as other risks affecting the securities markets generally, could cause the actual results of any fund to differ materially as compared to its benchmarks.

Glossary

The Merrill Lynch 7-12 Year Municipal Bond Index – A widely-accepted unmanaged market-weighted index comprised of fixed-rate, coupon bearing bonds issued within five years of the most recent month-end with greater than $50 million principal amount having a Moody’s investment grade rating and maturities of seven to twelve years.

Duration – The measure of the price sensitivity of a fixed-income security to an interest rate change of 100 basis points. Calculation is based on the weighted average of the present values for all cash flows.

Weighted Average Maturity – A weighted average of all the effective maturities of the bonds in a portfolio. Effective maturity takes into consideration mortgage prepayments, puts, sinking funds, adjustable coupons, and other features of individual bonds and is thus a more accurate measure of interest-rate sensitivity. Longer-maturity funds are generally considered more interest-rate sensitive than their shorter counterparts.

Fed Funds Rate – The interest rate at which a depository institution lends immediately available funds (balances at the Federal Reserve) to another depository institution overnight.

Treasury Notes – a debt obligation of the US government backed by the “full faith and credit” of the government. Notes are intermediate to long term investments typically issued in maturities of two, five and ten years. Interest is paid semi-annually.

Certified Annual Report	5

Letter to Shareholders

George Strickland

Portfolio Manager

October 16, 2006

Dear Fellow Shareholder:

I am pleased to present the Annual Report for the Thornburg New Mexico Intermediate Municipal Fund. The net asset value of the A shares decreased by 2 cents to $13.20 during the twelve months ended September 30, 2006. If you were with us for the entire period, you received dividends of 44.7 cents per share. If you reinvested dividends, you received 45.4 cents per share. Investors who owned Class D shares received dividends of 41.4 and 41.9 cents per share, respectively.

Over the last twelve months, interest rates on bonds that mature in ten years or less have risen, while interest rates on long-term bonds have fallen. Since bond prices move in the opposite direction as yields, the longest bonds in the portfolio generally appreciated, while bonds at the short end of the Fund’s ladder generally depreciated in value. The A shares of your Fund produced a total return of 3.31% over the twelve month period ended September 30, 2006, compared to a 4.44% return for the Merrill Lynch 7-12 Year Municipal Bond Index. Unlike the Fund, the index does not have exposure to short-term bonds. Since the short-term bonds in the Fund underperformed the index, the Fund’s return lagged the index.

After rising for most of the year, bond yields fell in the third quarter of 2006 because the bond market started to anticipate a slower economy, reduced inflation, and a lower Fed Funds rate. While such an outcome is certainly possible, we believe the preponderance of evidence points to continued economic growth and a Federal Reserve that must stay on high alert to avoid inflationary acceleration.

The current case for a weak economy revolves around the detrimental effects of a declining housing market. However, slackness in residential housing is being countered with strength in commercial real estate, capital spending, state and federal government spending, and exports. Some consumers are feeling pinched by higher rates on adjustable rate mortgages, but many more are enjoying higher incomes in an economy that has produced 1.8 million new jobs over the last twelve months. So consumer spending should continue growing, and may accelerate if oil and gas prices hold in their current ranges. This should drive the economy to solid, but not spectacular, growth.

No matter how you measure it, inflation has doubled over the last three years. The current levels are not terribly alarming, but they are significantly above the Federal Reserve’s comfort zone. Fed Chairman Bernanke has stated that he thinks inflation should moderate next year, but there are reasons to think that it might not. U.S. hourly earnings are rising at a 4% rate, up from 1.6% in early 2004, and import prices have been rising steadily. These and other pressures could keep inflation stubbornly in the Fed’s discomfort zone.

So, when we look at current yield curves – inverted for Treasury notes and bonds, and very flat for municipal bonds – it appears to us that the optimistic inflation scenario is already priced into the market. In order to justify today’s 4.8% 10-year Treasury note, one must assume the Federal Reserve will begin easing monetary policy fairly soon. That implies that inflation will drop back down below 2%. If all that unfolds as expected, then

6	Certified Annual Report

current levels are justified. If it does not, then interest rates should rise on intermediate and long-term bonds. Clearly, it seems that risks are somewhat skewed toward higher interest rates.

Your Thornburg New Mexico Intermediate Municipal Fund is a laddered portfolio of over 140 municipal obligations from all over New Mexico. Today, your Fund’s weighted average maturity is 7.80 years. We ladder the maturity dates of the bonds in your portfolio so that some of the bonds are scheduled to mature during each of the coming years. Laddering intermediate bonds accomplishes two goals. First, the staggered bond maturities contained in a ladder defuse interest-rate risk and dampen the Fund’s price volatility. Second, laddering gives the Fund a steady cash flow stream from maturing bonds to reinvest toward the top of the ladder where yields are typically higher. The chart below describes the percentages of your Fund’s bond portfolio maturing in each of the coming years.

We took advantage of rising rates to extend the duration of the Fund over the last year. We are now firmly in neutral territory and the ladder is fairly evenly distributed (just a little light in the last three years). We are planning to gradually shorten portfolio duration over time unless new opportunities open up to us over the next few months. If interest rates on long-term bonds rise, the Fund should outperform more aggressive bond strategies. If interest rates hold steady or decline, then the Fund should produce compelling risk-adjusted returns.

% of portfolio maturing			Cumulative % maturing
2 years	=	12.9%	Year 2	=	12.9%
2 to 4 years	=	11.3%	Year 4	=	24.2%
4 to 6 years	=	15.7%	Year 6	=	39.9%
6 to 8 years	=	12.9%	Year 8	=	52.8%
8 to 10 years	=	8.6%	Year 10	=	61.4%
10 to 12 years	=	15.4%	Year 12	=	76.8%
12 to 14 years	=	11.4%	Year 14	=	88.2%
14 to 16 years	=	5.6%	Year 16	=	93.8%
16 to 18 years	=	1.6%	Year 18	=	95.4%
Over 18 years	=	4.6%	Over 18 years	=	100.0%

Percentages can and do vary. Data as of 9/30/06.

The New Mexico economy has benefited lately from increased federal defense spending, a booming housing market, and surging prices for oil, gas, and other commodities. 2006 fiscal year tax revenues increased 12.4% over 2005 levels. Though state spending levels have also increased rapidly, New Mexico has been able to build up healthy reserve balances that currently total approximately $700 million. If oil and gas prices fall further, the state may find it harder to balance the budget and may have to dip into reserve balances.

Other types of bonds, such as school district, utility, and health care bonds, are also generally showing solid credit characteristics. All the good news has, in our opinion, led market participants to take a very relaxed stance toward taking on credit risk. Yield spreads for lower investment grade and speculative grade bonds are well below long-term averages. While we are not anticipating impending doom for low quality bonds, we do believe it is prudent to keep credit quality high in the current environment. Your Fund is broadly diversified and 92% invested in bonds rated A or above by at least one of the major rating agencies.

Over the years, our practice of laddering a diversified portfolio of short and intermediate maturity municipal bonds has allowed your Fund to perform consistently well in varying interest rate environments. Thank you for investing in Thornburg New Mexico Intermediate Municipal Fund.

Sincerely,

George Strickland Portfolio Manager

Certified Annual Report	7

STATEMENT OF ASSETS AND LIABILITIES
Thornburg New Mexico Intermediate Municipal Fund	September 30, 2006

ASSETS
Investments at value (cost $ 201,697,731)	$207,463,333
Cash	350,194
Receivable for fund shares sold	317,944
Interest receivable	2,775,690
Prepaid expenses and other assets	687

Total Assets	210,907,848

LIABILITIES
Payable for fund shares redeemed	199,907
Payable to investment advisor and other affiliates (Note 3)	152,595
Accounts payable and accrued expenses	46,964
Dividends payable	232,487

Total Liabilities	631,953

NET ASSETS	$210,275,895

NET ASSETS CONSIST OF:
Distribution in excess of net investment income	$(14,662)
Net unrealized appreciation on investments	5,765,602
Accumulated net realized gain (loss)	(1,310,865)
Net capital paid in on shares of beneficial interest	205,835,820

$210,275,895

NET ASSET VALUE:
Class A Shares:
Net asset value and redemption price per share ($196,162,903 applicable to 14,862,280 shares of beneficial interest outstanding - Note 4)	$13.20
Maximum sales charge, 2.00% of offering price	0.27

Maximum offering price per share	$13.47

Class D Shares:
Net asset value, offering and redemption price per share ($14,112,992 applicable to 1,068,714 shares of beneficial interest outstanding - Note 4)	$13.21

See notes to financial statements.

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STATEMENT OF OPERATIONS
Thornburg New Mexico Intermediate Municipal Fund	Year Ended September 30, 2006

INVESTMENT INCOME:
Interest income (net of premium amortized of $ 1,194,192)	$9,680,017

EXPENSES:
Investment advisory fees (Note 3)	1,101,991
Administration fees (Note 3)
Class A Shares	256,486
Class D Shares	19,012
Distribution and service fees (Note 3)
Class A Shares	512,972
Class D Shares	151,630
Transfer agent fees
Class A Shares	84,229
Class D Shares	19,100
Registration and filing fees
Class A Shares	525
Class D Shares	525
Custodian fees (Note 3)	80,462
Professional fees	27,150
Accounting fees	17,925
Trustee fees	5,281
Other expenses	25,990

Total Expenses	2,303,278
Less:
Expenses reimbursed by investment advisor (Note 3)	(12,231)
Distribution and service fees waived (Note 3)	(75,815)
Fees paid indirectly (Note 3)	(8,847)

Net Expenses	2,206,385

Net Investment Income	7,473,632

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) on Investments	(175,714)
Net change in unrealized appreciation (depreciation) of Investments	(409,024)

Net Realized and Unrealized Gain (Loss) on Investments	(584,738)

Net Increase in Net Assets Resulting From Operations	$6,888,894

See notes to financial statements.

Certified Annual Report	9

STATEMENTS OF CHANGES IN NET ASSETS

Thornburg New Mexico Intermediate Municipal Fund

	Year Ended September 30, 2006	Year Ended September 30, 2005
INCREASE (DECREASE) IN NET ASSETS FROM:
OPERATIONS:
Net investment income	$7,473,632	$7,336,311
Net realized loss on investments	(175,714)	(38,616)
Increase (Decrease) in unrealized appreciation (depreciation) of investments	(409,024)	(3,097,649)

Net Increase (Decrease) in Net Assets Resulting from Operations	6,888,894	4,200,046
DIVIDENDS TO SHAREHOLDERS:
From net investment income
Class A Shares	(6,995,117)	(6,841,095)
Class D Shares	(478,515)	(495,216)
FUND SHARE TRANSACTIONS (NOTE 4):
Class A Shares	(15,627,535)	6,800,512
Class D Shares	(4,424,114)	4,761,448

Net Increase (Decrease) in Net Assets	(20,636,387)	8,425,695
NET ASSETS:
Beginning of year	230,912,282	222,486,587

End of year	$210,275,895	$230,912,282

See notes to financial statements.

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NOTES TO FINANCIAL STATEMENTS
Thornburg New Mexico Intermediate Municipal Fund	September 30, 2006

NOTE 1 – ORGANIZATION

Thornburg New Mexico Intermediate Municipal Fund (the “Fund”) is a non-diversified series of Thornburg Investment Trust (the “Trust”). The Trust is organized as a Massachusetts business trust under a Declaration of Trust dated June 3, 1987 and is registered as a diversified, open-end management investment company under the Investment Company Act of 1940, as amended. The Trust is currently issuing eleven series of shares of beneficial interest in addition to those of the Fund: Thornburg Limited Term Municipal Fund, Thornburg California Limited Term Municipal Fund, Thornburg New York Intermediate Municipal Fund, Thornburg Intermediate Municipal Fund, Thornburg Limited Term U.S. Government Fund, Thornburg Limited Term Income Fund, Thornburg Value Fund, Thornburg International Value Fund, Thornburg Core Growth Fund, Thornburg Investment Income Builder Fund, and Thornburg Global Opportunities Fund. Each series is considered to be a separate entity for financial reporting and tax purposes and bears expenses directly attributable to it. The Fund’s investment objective is to obtain as high a level of current income exempt from Federal and New Mexico state individual income tax as is consistent, in the view of the Fund’s investment advisor, with the preservation of capital. The secondary goal of the Fund is to reduce expected changes in its share price compared to long-term bond portfolios.

The Fund currently offers two classes of shares of beneficial interest, Class A and Class D shares. Each class of shares of the Fund represents an interest in the same portfolio of investments, except that (i) Class A shares are sold subject to a front-end sales charge collected at the time the shares are purchased and bear a service fee, (ii) Class D shares are sold at net asset value without a sales charge at the time of purchase or redemption, and bear both a service fee and a distribution fee, and (iii) the respective classes may have different reinvestment privileges and conversion rights. Additionally, the Fund may allocate among its classes certain expenses, to the extent applicable to specific classes, including transfer agent fees, government registration fees, certain printing and postage costs, and administrative and legal expenses. Currently, class specific expenses of the Fund are limited to service and distribution fees, administration fees, and certain registration and transfer agent expenses.

NOTE 2 – SIGNIFICANT ACCOUNTING POLICIES

Significant accounting policies of the Trust are as follows:

Valuation of Investments: The Trust determines the value of investments utilizing an independent pricing service approved by the Board of Trustees. Debt investment securities have a primary market over the counter and are valued on the basis of valuations furnished by the pricing service. The pricing service values portfolio securities at quoted bid prices, normally at 4:00 p.m. EST. When quotations are not readily available, securities are valued at evaluated prices as determined by the pricing service using methods which include consideration of yields or prices of municipal obligations of comparable quality, type of issue, coupon, maturity, and rating; and indications as to value from dealers and general market conditions. In any case where a price is not available from a pricing service for an investment, the Trust’s valuation and pricing committee determines a fair value for the investment using factors approved by the Trustees. The valuation procedures used by the pricing service and the portfolio valuations received by the Fund are reviewed by the officers of the Trust under the general supervision of the Board of Trustees. Short-term obligations having remaining maturities of 60 days or less are valued at amortized cost, which approximates market value.

Federal Income Taxes: It is the policy of the Trust to comply with the provisions of the Internal Revenue Code applicable to “regulated investment companies” and to distribute all taxable (if any) and tax exempt income of the Fund to the shareholders. Therefore, no provision for Federal income tax is required.

When-Issued and Delayed Delivery Transactions: The Trust may engage in when-issued or delayed delivery transactions. To the extent the Trust engages in such transactions, it will do so for the purpose of acquiring portfolio securities consistent with the Fund’s investment objectives and not for the purpose of investment leverage or to speculate on interest rate and or market changes. At the time the Trust makes a commitment to purchase a security on a when-issued basis, the Fund will record the transaction and reflect the value in determining its net asset value. When effecting such transactions, assets of an amount sufficient to make payment for the portfolio securities to be purchased will be segregated on the Fund’s records on the trade date. Securities purchased on a when-issued or delayed delivery basis do not earn interest until the settlement date.

Dividends: Net investment income of the Fund is declared daily as a dividend on shares for which the Fund has received payment. Dividends are paid monthly and are reinvested in additional shares of the Fund at net asset value per share at the close of business on the dividend payment date, or at the shareholder’s option, paid in cash. Net capital gains, to the extent available, will be distributed at least annually.

General: Securities transactions are accounted for on a trade date basis. Interest income is accrued as earned. Premiums and discounts on securities purchased are amortized to call dates or maturity dates of the respective securities. Realized gains and losses from the sale of securities are recorded on an identified cost basis. Net investment income (other than class specific expenses) and realized and unrealized gains and losses are allocated daily to each class of shares based upon the relative net asset value of outstanding shares (or the value of the dividend-eligible shares, as appropriate) of each class of shares at the beginning of the day (after adjusting for the current capital shares activity of the respective class). Expenses

Certified Annual Report	11

NOTES TO FINANCIAL STATEMENTS, CONTINUED
Thornburg New Mexico Intermediate Municipal Fund	September 30, 2006

common to all funds are allocated among the funds comprising the Trust based upon their relative net asset values or other appropriate allocation methods.

Guarantees and Indemnifications: Under the Trust’s organizational documents, its officers and Trustees are indemnified against certain liability arising out of the performance of their duties to the Fund. Additionally, in the normal course of business the Trust enters into contracts with service providers that contain general indemnification clauses. The Trust’s maximum exposure under these arrangements is unknown. However, based on experience, the Trust expects the risk of loss to be remote.

Use of Estimates: The preparation of financial statements, in conformity with generally accepted accounting principles, requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

NOTE 3 – INVESTMENT ADVISORY FEE AND OTHER TRANSACTIONS WITH AFFILIATES

Pursuant to an investment advisory agreement, Thornburg Investment Management, Inc. (the “Advisor”) serves as the investment advisor and performs services for which the fees are payable at the end of each month. For the year ended September 30, 2006, these fees were payable at annual rates ranging from .50 of 1% to .275 of 1% per annum of the average daily net assets of the Fund. The Trust also has an administrative services agreement with the Advisor, whereby the Advisor will perform certain administrative services for the shareholders of each class of the Fund’s shares, and for which fees will be payable at an annual rate of up to ..125 of 1% per annum of the average daily net assets attributable to each class of shares. For the year ended September 30, 2006, the Advisor voluntarily reimbursed certain class specific expenses and administrative fees of $12,231 for Class D shares.

The Trust has an underwriting agreement with Thornburg Securities Corporation (the “Distributor”, an affiliate of the Advisor), which acts as the Distributor of Fund shares. For the year ended September 30, 2006, the Distributor has advised the Fund that it earned net commissions aggregating $1,710 from the sale of Class A shares.

Pursuant to a service plan, under Rule 12b-1 of the Investment Company Act of 1940, the Fund may reimburse to the Advisor an amount not to exceed .25 of 1% per annum of the average daily net assets attributable to each class of shares of the Fund for payments made by the Advisor to securities dealers and other financial institutions to obtain various shareholder and distribution related services. The Advisor may pay out of its own resources additional expenses for distribution of the Fund’s shares.

The Trust has also adopted a distribution plan pursuant to Rule 12b-1, applicable only to the Fund’s Class D shares under which the Fund compensates the Distributor for services in promoting the sale of Class D shares of the Fund at an annual rate of up to .75% per annum of the average daily net assets attributable to Class D shares. Total fees incurred by each class of shares of the Fund under their respective service and distribution plans for the year ended September 30, 2006, are set forth in the Statement of Operations. Distribution fees in the amount of $75,815 were waived for Class D shares.

The Trust has an agreement with the custodian bank to indirectly pay a portion of the custodian’s fees through credits earned by the Fund’s cash on deposit with the bank. This deposit agreement is an alternative to overnight investments. Custodial fees have been adjusted to reflect amounts that would have been paid without this agreement, with a corresponding adjustment reflected as fees paid indirectly in the Statement of Operations. For the year ended September 30, 2006, fees paid indirectly were $8,847. This figure may include additional fees waived by the Custodian.

Certain officers and Trustees of the Trust are also officers and/or Directors of the Advisor and Distributor. The compensation of independent Trustees is borne by the Trust.

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NOTES TO FINANCIAL STATEMENTS, CONTINUED
Thornburg New Mexico Intermediate Municipal Fund	September 30, 2006

NOTE 4 – SHARES OF BENEFICIAL INTEREST

At September 30, 2006, there were an unlimited number of shares of beneficial interest authorized. Transactions in shares of beneficial interest were as follows:

	Year Ended September 30, 2006		Year Ended September 30, 2005
	Shares	Amount	Shares	Amount
Class A Shares
Shares sold	1,491,269	$19,550,483	2,916,830	$38,880,406
Shares issued to shareholders in reinvestment of dividends	309,029	4,047,693	306,539	4,079,149
Shares repurchased	(2,999,545)	(39,225,711)	(2,715,515)	(36,159,043)

Net Increase (Decrease)	(1,199,247)	$(15,627,535)	507,854	$6,800,512

Class D Shares
Shares sold	227,791	$2,980,463	599,941	$8,004,279
Shares issued to shareholders in reinvestment of dividends	27,090	355,077	27,198	362,058
Shares repurchased	(590,696)	(7,759,654)	(270,603)	(3,604,889)

Net Increase (Decrease)	(335,815)	$(4,424,114)	356,536	$4,761,448

NOTE 5 – SECURITIES TRANSACTIONS

For the year ended September 30, 2006, the Fund had purchase and sale transactions of investment securities (excluding short-term investments) of $25,151,060 and $40,596,236, respectively.

NOTE 6 – INCOME TAXES

At September 30, 2006, information on the tax components of capital is as follows:

Cost of investments for tax purpose	$201,697,390

Gross unrealized appreciation on a tax basis	$5,869,551
Gross unrealized depreciation on a tax basis	(103,608)

Net unrealized appreciation (depreciation) on investments (tax basis)	$5,765,943

At September 30, 2006, the Fund did not have any undistributed tax-exempt/ordinary net income or undistributed capital gains.

At September 30, 2006, the Fund had tax basis capital losses, which may be carried over to offset future capital gains. To the extent such carry forwards are used, capital gains distributions may be reduced to the extent provided by regulations.

Such capital loss carryovers expire as follows:

2007	$33,677
2008	595,638
2009	320,666
2011	145,437
2013	255
2014	49,136

$1,144,809

During the year ended September 30, 2006, $7,178 of capital loss carryforwards from prior years expired.

In order to account for book/tax differences, the Fund decreased accumulated net realized loss by $7,283, increased over-distributed net investment income by $5,117 and decreased net paid in capital paid in on shares of beneficial interest by $2,166. Reclassifications result primarily from an expired capital loss carry forward and taxable market discount.

All dividends paid by the Fund for the years ended September 30, 2006 and September 30, 2005, represent tax exempt interest dividends, which are excludable by shareholders from gross income for Federal income tax purposes.

Certified Annual Report	13

NOTES TO FINANCIAL STATEMENTS, CONTINUED
Thornburg New Mexico Intermediate Municipal Fund	September 30, 2006

At September 30, 2006, the Fund had deferred capital losses occurring subsequent to October 31, 2005 of $166,397. For tax purposes, such losses will be reflected in the year ending September 30, 2007.

New Accounting Pronouncement:

On July 13, 2006, the Financial Accounting Standards Board issued Interpretation No. 48, “Accounting for Uncertainty in Income Taxes – an Interpretation of FASB Statement No. 109” (the “Interpretation”). The Interpretation prescribes a comprehensive model for how a company, including the Fund, should recognize, measure, present and disclose in its financial statements uncertain tax positions that the company has taken or expects to take on income tax returns, and also revises certain disclosure requirements. The Interpretation is effective for fiscal years beginning after December 15, 2006. Management has recently begun to evaluate the application of the Interpretation to the Fund and is not in a position at this time to estimate the significance of its impact, if any, on the Fund’s financial statements.

14	Certified Annual Report

FINANCIAL HIGHLIGHTS

Thornburg New Mexico Intermediate Municipal Fund

	Year Ended September 30,
	2006	2005	2004	2003	2002
Class A Shares:
PER SHARE PERFORMANCE (for a share outstanding throughout the year)
Net asset value, beginning of year	$13.22	$13.40	$13.46	$13.42	$13.16

Income from investment operations:
Net investment income	0.45	0.43	0.45	0.48	0.53
Net realized and unrealized gain (loss) on investments	(0.02)	(0.18)	(0.06)	0.04	0.26

Total from investment operations	0.43	0.25	0.39	0.52	0.79
Less dividends from:
Net investment income	(0.45)	(0.43)	(0.45)	(0.48)	(0.53)

Change in net asset value	(0.02)	(0.18)	(0.06)	0.04	0.26
NET ASSET VALUE, end of year	$13.20	$13.22	$13.40	$13.46	$13.42

RATIOS/SUPPLEMENTAL DATA
Total return(a)	3.31%	1.88%	3.00%	3.93%	6.16%
Ratios to average net assets:
Net investment income	3.41%	3.22%	3.40%	3.55%	4.01%
Expenses, after expense reductions	0.99%	0.99%	0.96%	0.97%	0.98%
Expenses, after expense reductions and net of custody credits	0.98%	0.98%	0.96%	0.97%	0.98%
Expenses, before expense reductions	0.99%	0.99%	0.96%	0.97%	1.00%
Portfolio turnover rate	11.59%	16.63%	14.66%	16.53%	21.35%
Net assets at end of year (000)	$196,163	$212,335	$208,435	$216,766	$192,749

(a)	Sales loads are not reflected in computing total return.

Certified Annual Report	15

FINANCIAL HIGHLIGHTS, CONTINUED

Thornburg New Mexico Intermediate Municipal Fund

	Year Ended September 30,
	2006	2005	2004	2003	2002
Class D Shares:
PER SHARE PERFORMANCE (for a share outstanding throughout the year)
Net asset value, beginning of year	$13.23	$13.41	$13.47	$13.43	$13.16

Income from investment operations:
Net investment income	0.41	0.39	0.42	0.44	0.49
Net realized and unrealized gain (loss) on investments	(0.02)	(0.18)	(0.06)	0.04	0.27

Total from investment operations	0.39	0.21	0.36	0.48	0.76
Less dividends from:
Net investment income	(0.41)	(0.39)	(0.42)	(0.44)	(0.49)

Change in net asset value	(0.02)	(0.18)	(0.06)	0.04	0.27
NET ASSET VALUE, end of year	$13.21	$13.23	$13.41	$13.47	$13.43

RATIOS/SUPPLEMENTAL DATA
Total return	3.04%	1.62%	2.70%	3.63%	5.94%
Ratios to average net assets:
Net investment income	3.15%	2.96%	3.11%	3.24%	3.64%
Expenses, after expense reductions	1.24%	1.25%	1.25%	1.25%	1.25%
Expenses, after expense reductions and net of custody credits	1.24%	1.24%	1.24%	1.25%	1.25%
Expenses, before expense reductions	1.82%	1.83%	1.83%	1.88%	2.00%
Portfolio turnover rate	11.59%	16.63%	14.66%	16.53%	21.35%
Net assets at end of year (000)	$14,113	$18,577	$14,051	$14,658	$9,719

16	Certified Annual Report

SCHEDULE OF INVESTMENTS
Thornburg New Mexico Intermediate Municipal Fund	September 30, 2006

CUSIPS: CLASS A - 885-215-301, CLASS D - 885-215-624
NASDAQ SYMBOLS: CLASS A - THNMX, CLASS D - THNDX

Issuer-Description	Credit Rating† Moody’s/S&P	Principal Amount	Value
Alamogordo Hospital Revenue, 5.30% due 1/1/2013 (Insured: Radian)	NR/AA	$3,000,000	$3,048,210
Albuquerque Airport Revenue Senior Lien Improvement Series B, 5.00% due 7/1/2012 (Insured: MBIA)	Aaa/AAA	1,670,000	1,764,672
Albuquerque Gross Receipts Series B, 0% due 7/1/2012 pre-refunded 7/1/2011	Aaa/AAA	1,775,000	1,430,295
Albuquerque Gross Receipts Series B, 0% due 7/1/2012 (Insured: FSA)	Aaa/AAA	225,000	180,965
Albuquerque Industrial Revenue Refunding, 5.15% due 4/1/2016 (MCT Industries Inc. Project; LOC: Bank of the West)	Aa3/NR	1,170,000	1,222,404
Albuquerque Industrial Revenue Refunding, 5.25% due 4/1/2017 (MCT Industries Inc. Project; LOC: Bank of the West)	Aa3/NR	2,140,000	2,243,169
Albuquerque Joint Water & Sewage Revenue Series A, 0% due 7/1/2008 (Insured: FGIC)	Aaa/AAA	1,600,000	1,501,552
Albuquerque Joint Water & Sewage Systems Revenue, 4.75% due 7/1/2008	Aa3/AA	60,000	60,053
Albuquerque Municipal School District Number 12 Refunding, 5.10% due 8/1/2014	Aa2/AA	760,000	778,301
Albuquerque Municipal School District Number 12 Refunding, 5.00% due 8/1/2015	Aa2/AA	1,175,000	1,228,709
Albuquerque Refuse Removal & Disposal Revenue Refunding Series B, 5.00% due 7/1/2010 (Insured: FSA)	Aaa/AAA	415,000	436,111
Artesia Hospital District, 4.50% due 8/1/2008 (Insured:AMBAC)	Aaa/NR	810,000	823,794
Belen Consolidated School District No 2 Ref Series A, 4.00% due 8/1/2007 (Insured: MBIA)	Aaa/NR	1,000,000	1,004,120
Belen Consolidated School District No 2 Ref Series A, 4.00% due 8/1/2008 (Insured: MBIA)	Aaa/NR	1,000,000	1,008,740
Belen Gasoline Tax Revenue Refunding & Improvement, 5.40% due 1/1/2011	NR/NR	585,000	595,530
Bernalillo County Government, 7.00% due 2/1/2007	Aa1/AA+	410,000	414,690
Bernalillo County Gross Receipts, 5.10% due 10/1/2010 pre-refunded 10/01/2009	Aa3/AA+	525,000	548,158
Bernalillo County Gross Receipts Series B, 5.00% due 4/1/2021 (Insured: MBIA)	Aaa/AAA	3,000,000	3,331,260
Bernalillo County Gross Receipts Tax Revenue, 5.50% due 10/1/2011 pre-refunded 10/01/2009	Aa3/AA+	495,000	522,433
Bernalillo County Gross Receipts Tax Revenue, 5.25% due 10/1/2012	Aa3/AA+	1,000,000	1,086,990
Bernalillo County Gross Receipts Tax Revenue, 5.75% due 10/1/2015 pre-refunded 10/01/2009	Aa3/AA+	2,000,000	2,124,980
Bernalillo County Multi Family Housing Revenue Series 1988, 4.60% due 11/1/2025 put 11/1/2006 (Sunchase Apartments Project; Insured:AXA Reinsurance Co.)	NR/AA-	2,300,000	2,301,679
Chaves County Gross Receipts Tax Revenue, 5.00% due 7/1/2017 (Insured: FGIC)	Aaa/NR	1,000,000	1,042,640
Chaves County Gross Receipts Tax Revenue, 5.05% due 7/1/2019 (Insured: FGIC)	Aaa/NR	1,030,000	1,074,970
Chaves County Gross Receipts Tax Revenue, 5.00% due 7/1/2021 (Insured: FGIC)	Aaa/NR	455,000	474,078
Cibola County Gross Receipts Tax Revenue, 5.875% due 11/1/2008 (Insured:AMBAC) (ETM)	Aaa/AAA	495,000	518,107
Cibola County Gross Receipts Tax Revenue, 6.00% due 11/1/2010 (Insured:AMBAC) (ETM)	Aaa/AAA	555,000	606,088
Farmington Hospital Revenue Series A, 5.125% due 6/1/2018 (San Juan Regional Medical Center Project)	A3/NR	570,000	597,383
Farmington Hospital Revenue Series A, 5.125% due 6/1/2019 (San Juan Regional Medical Center Project)	A3/NR	645,000	674,277
Farmington PCR, 3.85% due 9/1/2024 put 10/2/2006 (LOC: Barclays Bank) (daily demand notes)	P1/A-1+	1,600,000	1,600,000
Farmington Utility Systems Revenue Refunding Series A, 5.00% due 5/15/2012 (Insured: FSA)	Aaa/AAA	6,095,000	6,451,009
Gallup PCR Refunding Tri-State Generation, 5.00% due 8/15/2013 (Insured:AMBAC)	Aaa/AAA	2,060,000	2,207,661
Gallup PCR Refunding Tri-State Generation, 5.00% due 8/15/2017 (Insured:AMBAC)	Aaa/AAA	3,540,000	3,801,641
Grant County Hospital Facility Revenue, 5.50% due 8/1/2009 (Gila Regional Medical Center Project; Insured: Radian)	NR/AA	1,310,000	1,367,417
Grant County Hospital Facility Revenue, 5.50% due 8/1/2010 (Gila Regional Medical Center Project; Insured: Radian)	NR/AA	1,385,000	1,465,150
Las Cruces Joint Utility Refunding & Improvement Revenue, 6.50% due 7/1/2007 (ETM)	A1/A	120,000	121,459
Las Cruces School District 2, 5.50% due 8/1/2010	Aa3/NR	1,000,000	1,051,060
New Mexico Educational Assistance Foundation Revenue (Guaranteed Student Loans), 6.65% due 3/1/2007	NR/NR	975,000	982,449
New Mexico Educational Assistance Foundation Series A 3 (Guaranteed Student Loans), 4.95% due 3/1/2009	Aaa/NR	2,000,000	2,043,380
New Mexico Finance Authority Revenue Court Facilities Fee Revenue Series A, 5.50% due 6/15/2020 pre-refunded 6/15/2011 (Insured: MBIA)	Aaa/AAA	2,000,000	2,162,300

Certified Annual Report	17

SCHEDULE OF INVESTMENTS, CONTINUED
Thornburg New Mexico Intermediate Municipal Fund	September 30, 2006

Issuer-Description	Credit Rating† Moody’s/S&P	Principal Amount	Value
New Mexico Finance Authority Revenue Refunding, 5.00% due 6/1/2014 (Public Project; Insured: MBIA)	Aaa/AAA	$2,660,000	$2,855,031
New Mexico Finance Authority Revenue Refunding, 5.00% due 6/15/2018 (Public Project; Insured: AMBAC)	Aaa/NR	2,915,000	3,144,148
New Mexico Finance Authority Revenue Refunding, 5.00% due 6/15/2019 (Public Project; Insured: MBIA)	Aaa/NR	1,215,000	1,305,870
New Mexico Finance Authority Revenue Refunding Senior Subordinated Lien, 5.00% due 6/1/2020 (Public Project; Insured: AMBAC)	Aaa/AAA	1,000,000	1,077,840
New Mexico Finance Authority Revenue Refunding Series C, 5.00% due 6/15/2013 (Insured: AMBAC)	Aaa/NR	2,280,000	2,456,153
New Mexico Finance Authority Revenue Refunding Series C, 5.00% due 6/15/2015 (Insured: AMBAC)	Aaa/NR	2,360,000	2,568,412
New Mexico Finance Authority Revenue Series B, 5.00% due 6/1/2020 (Insured: MBIA)	Aaa/AAA	1,625,000	1,758,266
New Mexico Finance Authority Revenue Series B-1, 5.25% due 6/1/2015 (Public Project; Insured: AMBAC)	Aaa/AAA	1,000,000	1,095,800
New Mexico Finance Authority Revenue Series C, 5.15% due 6/1/2012 pre-refunded 6/1/2009 (Insured: MBIA)	Aaa/AAA	255,000	264,840
New Mexico Finance Authority Revenue Series C, 5.25% due 6/1/2013 pre-refunded 6/1/2009 (Insured: MBIA)	Aaa/AAA	130,000	135,177
New Mexico Finance Authority Revenue Series C, 5.35% due 6/1/2014 pre-refunded 6/1/2009 (Insured: MBIA)	Aaa/AAA	130,000	135,363
New Mexico Finance Authority Revenue Series C, 5.45% due 6/1/2015 pre-refunded 6/1/2009 (Insured: MBIA)	Aaa/AAA	145,000	151,377
New Mexico Finance Authority Revenue State Office Building Tax Series A, 5.00% due 6/1/2012	Aa1/AAA	1,725,000	1,830,967
New Mexico Finance Authority Revenue State Office Building Tax Series A, 5.00% due 6/1/2013	Aa1/AAA	1,325,000	1,406,395
New Mexico Finance Authority Revenue State Office Building Tax Series A, 5.00% due 6/1/2014	Aa1/AAA	1,875,000	1,990,181
New Mexico Finance Authority Revenue Subordinated Lien, 5.00% due 6/15/2020 (Public Project Revolving Fund F; Insured: MBIA)	Aaa/NR	1,395,000	1,494,561
New Mexico Finance Authority State Transportation Series A, 5.00% due 6/15/2014 (Insured: MBIA)	Aaa/AAA	2,100,000	2,281,881
New Mexico Highway Commission Revenue Senior Subordinated Lien Tax Series A, 5.50% due 6/15/2013 pre-refunded 6/15/2011	Aa2/AAA	2,000,000	2,162,300
New Mexico Highway Commission Revenue Senior Subordinated Lien Tax Series A, 5.50% due 6/15/2014	Aa2/AAA	2,000,000	2,156,000
New Mexico Highway Commission Tax Revenue, 5.125% due 6/15/2010	Aa2/AAA	4,355,000	4,464,746
New Mexico Highway Commission Tax Senior Subordinated Lien, 6.00% due 6/15/2011 pre-refunded 6/15/2009	Aa2/AAA	5,000,000	5,307,000
New Mexico Hospital Equipment Loan, 5.20% due 12/1/2010 pre-refunded 12/1/2007 (Catholic Health Initiatives Project)	Aa2/NR	1,140,000	1,172,330
New Mexico Hospital Equipment Loan Series A, 5.75% due 8/1/2016 pre-refunded 8/1/2011 (Presbyterian Healthcare Project)	Aa3/AA-	5,205,000	5,723,626
New Mexico Housing Authority Region III Multi Family Housing Revenue Series A, 5.30% due 12/1/2022 (Senior El Paseo Apartments Project; Insured: AMBAC)	Aaa/AAA	1,140,000	1,183,377
New Mexico MFA Forward Mortgage Series C, 6.50% due 7/1/2025 (Collateralized: FNMA/GNMA)	NR/AAA	195,000	199,715
New Mexico MFA General, 5.80% due 9/1/2019 pre-refunded 9/1/2009	NR/AAA	775,000	822,042
New Mexico MFA Multi Family Refunding Series B, 5.00% due 7/1/2031 put 7/1/2011 (Sombra Del Oso Apartments Project; Collateralized: FNMA)	Aaa/NR	1,000,000	1,027,150
New Mexico MFA Multi Family Refunding Series C, 5.00% due 7/1/2031 put 7/1/2011 (Riverwalk Apartments Project; Collateralized: FNMA)	Aaa/NR	1,910,000	1,961,856
New Mexico MFA Multi Family Refunding Series D, 5.00% due 7/1/2031 put 7/1/2011 (Tierra Pointe I Apartments Project; Collateralized: FNMA)	Aaa/NR	2,785,000	2,860,613
New Mexico MFA Multi Family Series A, 6.05% due 7/1/2028 (Sandpiper Apartments Project; Insured: FHA)	NR/AAA	2,335,000	2,517,083
New Mexico MFA SFMR, 5.70% due 9/1/2014 (Collateralized: FNMA/GNMA)	NR/AAA	95,000	95,744
New Mexico MFA SFMR, 5.75% due 3/1/2017 (Collateralized: FNMA/GNMA)	NR/AAA	245,000	246,960
New Mexico MFA SFMR, 0% due 9/1/2019 (GIC: Bayerisch Landesbank)	NR/AAA	300,000	252,762
New Mexico MFA SFMR Series A3, 6.15% due 9/1/2017 (Collateralized: FNMA/GNMA)	NR/AAA	70,000	70,701
New Mexico MFA SFMR Series B2, 5.80% due 7/1/2009 (Collateralized: FNMA/GNMA)	NR/AAA	15,000	15,102

18	Certified Annual Report

SCHEDULE OF INVESTMENTS, CONTINUED
Thornburg New Mexico Intermediate Municipal Fund	September 30, 2006

Issuer-Description	Credit Rating† Moody’s/S&P	Principal Amount	Value
New Mexico MFA SFMR Series B3, 5.80% due 9/1/2016 (Collateralized: FNMA/GNMA)	NR/AAA	$210,000	$219,958
New Mexico MFA SFMR Series C2, 6.05% due 9/1/2021 (Collateralized: FNMA/GNMA)	NR/AAA	315,000	326,768
New Mexico MFA SFMR Series D2, 5.875% due 9/1/2021 (Collateralized: FNMA/GNMA)	NR/AAA	505,000	509,358
New Mexico MFA SFMR Series E2, 5.875% due 9/1/2020 (AMT)	NR/AAA	300,000	309,174
New Mexico State Highway Commission Revenue Infrastructure Senior Subordinated Lien C, 5.00% due 6/15/2012 (ETM)	Aa2/AAA	1,000,000	1,069,610
New Mexico State Highway Commission Tax Series A, 5.00% due 6/15/2010 (ETM)	Aa2/AAA	255,000	267,826
New Mexico State Highway Commission Tax Series A, 5.00% due 6/15/2010	Aa2/AAA	245,000	257,412
New Mexico State Hospital Equipment Loan Council Hospital Revenue Series A, 4.80% due 8/1/2010 (Presbyterian Healthcare Project)	Aa3/AA-	500,000	515,280
New Mexico State Hospital Equipment Loan St.Vincent Hospital Series A, 5.00% due 7/1/2017 (Insured: Radian)	Aa3/NR	1,730,000	1,842,156
New Mexico State Hospital Equipment Loan St.Vincent Hospital Series A, 5.00% due 7/1/2019 (Insured: Radian)	Aa3/NR	1,000,000	1,058,420
New Mexico State Hospital Equipment Loan St.Vincent Hospital Series A, 5.00% due 7/1/2021 (Insured: Radian)	Aa3/NR	1,185,000	1,247,568
New Mexico State Hospital Equipment Loan St.Vincent Hospital Series A, 5.25% due 7/1/2025 (Insured: Radian)	Aa3/NR	1,000,000	1,070,900
New Mexico State Severance Tax, 5.00% due 7/1/2007	Aa2/AA	1,475,000	1,491,063
New Mexico State Severance Tax Refunding Series A, 5.00% due 7/1/2007	Aa2/AA	1,645,000	1,662,914
New Mexico State Severance Tax Refunding Series A, 5.00% due 7/1/2008	Aa2/AA	675,000	682,297
New Mexico State Supplemental Severance Series A, 5.00% due 7/1/2011 pre-refunded 7/1/2007	Aa3/A+	1,000,000	1,011,180
New Mexico State University Revenues Refunding & Improvement, 5.00% due 4/1/2013 (Insured: FSA)	Aaa/AAA	1,000,000	1,077,250
New Mexico Supplemental Severance Series A, 5.00% due 7/1/2008	Aa3/A+	5,000,000	5,050,700
Puerto Rico Public Buildings Authority Revenue Refunding Government Facilities Series F, 5.25% due 7/1/2019 (Insured: XLCA)	Aaa/AAA	1,000,000	1,128,150
Rio Rancho Gross Receipts Tax, 5.00% due 6/1/2014 (Insured: FGIC)	Aaa/AAA	955,000	1,034,103
Rio Rancho Gross Receipts Tax, 5.00% due 6/1/2016 (Insured: FGIC)	Aaa/AAA	555,000	601,737
Rio Rancho Gross Receipts Tax, 5.00% due 6/1/2017 (Insured: FGIC)	Aaa/AAA	1,110,000	1,200,065
Rio Rancho Gross Receipts Tax, 5.00% due 6/1/2022 (Insured: FGIC)	Aaa/AAA	1,000,000	1,067,330
Rio Rancho Water & Wastewater System, 5.25% due 5/15/2007 (Insured:AMBAC)	NR/AAA	1,695,000	1,713,289
San Juan County Gasoline Tax/Motor Vehicle Revenue Refunding & Improvement, 5.25% due 5/15/2014	A1/NR	400,000	431,304
San Juan County Gasoline Tax/Motor Vehicle Revenue Refunding & Improvement, 5.25% due 5/15/2022	A1/NR	1,725,000	1,834,762
San Juan County Gross Receipts, 5.30% due 9/15/2009	A1/NR	315,000	323,870
San Juan County Gross Receipts Refunding, 5.00% due 6/15/2014 (Insured: MBIA)	Aaa/AAA	1,225,000	1,326,822
San Juan County Gross Receipts Refunding, 5.00% due 6/15/2017 (Insured: MBIA)	Aaa/AAA	1,370,000	1,481,477
San Juan County Gross Receipts Tax Revenue Senior Series B, 5.50% due 9/15/2016 (Insured:AMBAC)	Aaa/AAA	1,180,000	1,287,522
San Juan County Gross Receipts Tax Revenue Subordinated Series A, 5.75% due 9/15/2021 (Insured:AMBAC)	Aaa/AAA	1,000,000	1,098,070
Sandoval County Incentive Payment Revenue Refunding, 5.00% due 6/1/2020	NR/A+	4,390,000	4,669,072
Sandoval County Landfill Revenue Refunding & Improvement, 5.50% due 8/15/2015	Baa2/NR	1,420,000	1,498,583
Sandoval County Landfill Revenue Refunding & Improvement, 5.75% due 8/15/2018	Baa2/NR	1,335,000	1,421,802
Sandoval County Revenue Refunding Series B, 5.75% due 2/1/2010 (Intel Project)	NR/A+	690,000	697,514
Santa Fe County, 5.00% due 7/1/2007 (Insured: MBIA)	Aaa/NR	640,000	640,691
Santa Fe County, 5.00% due 7/1/2008 (Insured: MBIA)	Aaa/NR	785,000	785,848
Santa Fe County, 7.25% due 7/1/2029 (Rancho Viejo Improvement District Project)	NR/NR	1,815,000	1,926,532
Santa Fe County Charter School Foundation, 6.50% due 1/15/2026 (ATC Foundation Project)	NR/NR	1,000,000	1,007,500
Santa Fe County Charter School Foundation, 6.625% due 1/15/2036	NR/NR	1,030,000	1,038,384
Santa Fe County Correctional Systems Revenue, 5.20% due 2/1/2012 (Insured: FSA)	Aaa/AAA	515,000	553,069
Santa Fe County Correctional Systems Revenue, 5.00% due 2/1/2018 (Insured: FSA)	Aaa/AAA	1,000,000	1,092,300
Santa Fe County Correctional Systems Revenue, 6.00% due 2/1/2027 (Insured: FSA)	Aaa/AAA	1,520,000	1,819,759
Santa Fe County Revenue Series 1990, 9.00% due 1/1/2008 (Office & Training Facilities Project) (ETM)	Aaa/NR	626,000	667,072
Santa Fe County Revenue Series A, 5.50% due 5/15/2015 (El Castillo Retirement Project)	NR/BBB-	1,250,000	1,269,550

Certified Annual Report	19

SCHEDULE OF INVESTMENTS, CONTINUED
Thornburg New Mexico Intermediate Municipal Fund	September 30, 2006

Issuer-Description	Credit Rating† Moody’s/S&P	Principal Amount	Value
Santa Fe County Revenue Series A, 5.80% due 5/15/2018 (El Castillo Retirement Project)	NR/BBB-	$1,835,000	$1,835,826
Santa Fe Educational Facilities Revenue, 5.00% due 3/1/2007 (St. John’s College Project)	NR/BBB-	200,000	200,572
Santa Fe Educational Facilities Revenue, 5.10% due 3/1/2008 (St. John’s College Project)	NR/BBB-	210,000	212,201
Santa Fe Educational Facilities Revenue, 5.40% due 3/1/2017 (St. John’s College Project)	NR/BBB-	1,215,000	1,229,519
Santa Fe SFMR, 6.00% due 11/1/2010 (Collateralized: FNMA/GNMA)	Aaa/NR	70,000	71,549
Santa Fe SFMR, 6.10% due 11/1/2011 (Collateralized: FNMA/GNMA)	Aaa/NR	130,000	131,875
Santa Fe SFMR, 6.20% due 11/1/2016 (Collateralized: FNMA/GNMA)	NR/NR	115,000	116,352
Santa Fe Solid Waste Management Agency Facility Revenue, 6.10% due 6/1/2007	NR/NR	875,000	886,935
Taos County Gross Receipts County Education Improvement, 4.75% due 10/1/2012	Baa1/NR	1,500,000	1,550,625
Taos Municipal School District 1 Refunding, 5.00% due 9/1/2008 (Insured: FSA)	Aaa/NR	450,000	461,839
University of New Mexico Hospital Mortgage Revenue Bonds, 5.00% due 1/1/2012 (Insured: FSA & FHA)	Aaa/AAA	500,000	531,740
University of New Mexico Hospital Mortgage Revenue Bonds, 5.00% due 7/1/2012 (Insured: FSA & FHA)	Aaa/AAA	1,500,000	1,602,585
University of New Mexico Hospital Mortgage Revenue Bonds, 5.00% due 1/1/2016 (Insured: FSA & FHA)	Aaa/AAA	2,920,000	3,139,088
University of New Mexico Hospital Mortgage Revenue Bonds, 5.00% due 1/1/2017 (Insured: FSA & FHA)	Aaa/AAA	2,000,000	2,144,520
University of New Mexico Hospital Mortgage Revenue Bonds, 5.00% due 1/1/2018 (Insured: FSA & FHA)	Aaa/AAA	2,000,000	2,139,000
University of New Mexico Hospital Mortgage Revenue Bonds, 5.00% due 1/1/2019 (Insured: FSA & FHA)	Aaa/AAA	3,000,000	3,198,180
University of New Mexico Hospital Mortgage Revenue Bonds, 5.00% due 7/1/2019 (Insured: FSA & FHA)	Aaa/AAA	3,000,000	3,197,130
University of New Mexico Hospital Mortgage Revenue Bonds, 5.00% due 1/1/2020 (Insured: FSA & FHA)	Aaa/AAA	2,310,000	2,457,840
University of New Mexico Revenue Refunding & Improvement Subordinated Lien Systems Series A, 5.25% due 6/1/2017	Aa3/AA	1,730,000	1,856,827
University of New Mexico Revenue Refunding & Improvement Subordinated Lien Systems Series A, 5.25% due 6/1/2021	Aa3/AA	1,000,000	1,073,310
University of New Mexico Revenue Refunding & Systems Improvement Subordinated Lien, 5.00% due 6/1/2015 (Insured:AMBAC)	Aaa/AAA	1,590,000	1,727,551
University of New Mexico Revenue Refunding Subordinated Lien, 5.25% due 6/1/2016	Aa3/AA	645,000	694,671
University of New Mexico Revenue Refunding Subordinated Lien A, 5.25% due 6/1/2018	Aa3/AA	1,825,000	1,958,791
University of New Mexico Revenue Refunding Subordinated Lien Systems Series A, 5.25% due 6/1/2015	Aa3/AA	1,195,000	1,301,355
University of New Mexico Revenue Refunding Subordinated Lien Systems Series A, 5.25% due 6/1/2018	Aa3/AA	1,200,000	1,301,640
University of New Mexico Revenue Series A, 5.25% due 6/1/2013	Aa3/AA	665,000	718,326
University of New Mexico Revenue Series A, 5.25% due 6/1/2014	Aa3/AA	335,000	361,509
University of New Mexico Revenue Series A, 6.00% due 6/1/2021	Aa3/AA	610,000	712,144
Ventana West Public Improvement District Special Tax, 6.625% due 8/1/2023	NR/NR	2,000,000	2,140,220
Villa Hermosa Multi Family Housing Revenue, 5.85% due 11/20/2016 (Collateralized: GNMA)	NR/AAA	1,105,000	1,134,349

TOTAL INVESTMENTS — 98.66%(Cost $ 201,697,731)			$207,463,333
OTHER ASSETS LESS LIABILITIES — 1.34%			2,812,562

NET ASSETS — 100.00%			$210,275,895

20	Certified Annual Report

SCHEDULE OF INVESTMENTS, CONTINUED
Thornburg New Mexico Intermediate Municipal Fund	September 30, 2006

Footnote Legend

See notes to financial statements.

†	Credit ratings are unaudited. Rating changes may have occurred prior to or subsequent to the reporting period end.

Portfolio Abbreviations

To simplify the listings of securities, abbreviations are used per the table below:

AMBAC	Insured by American Municipal Bond Assurance Corp.

AMT	Alternative Minimum Tax

ETM	Escrowed to Maturity

FGIC	Insured by Financial Guaranty Insurance Co.

FHA	Insured by Federal Housing Administration

FNMA	Collateralized by Federal National Mortgage Association

FSA	Insured by Financial Security Assurance Co.

GNMA	Insured by Government National Mortgage Co.

MBIA	Insured by Municipal Bond Investors Assurance

MFA	Mortgage Finance Authority

PCR	Pollution Control Revenue Bond

RADIAN	Insured by Radian Asset Assurance

SFMR	Single Family Mortgage Revenue Bond

XLCA	Insured by XL Capital Assurance

SUMMARY OF SECURITY CREDIT RATINGS†

Ratings are a blend of Moody’s and Standard & Poor’s, using the higher rating. Some bonds are rated by only one service.

Certified Annual Report	21

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Thornburg New Mexico Intermediate Municipal Fund

To the Trustees and Shareholders of

Thornburg New Mexico Intermediate Municipal Fund

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Thornburg New Mexico Intermediate Municipal Fund (one of the Portfolios constituting Thornburg Investment Trust, hereafter referred to as the “Fund”) at September 30, 2006, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at September 30, 2006 by correspondence with the custodian, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

New York, New York

November 16, 2006

22	Certified Annual Report

EXPENSE EXAMPLE
Thornburg New Mexico Intermediate Municipal Fund	September 30, 2006 (Unaudited)

As a shareholder of the Fund, you incur two types of costs:

(1) transaction costs, including

(a) sales charges (loads) on purchase payments, for Class A Shares;

(b) a deferred sales charge on redemptions of any part or all of a purchase of $1 million of Class A shares within 12 months of purchase;

(2)	ongoing costs, including management fees; distribution and/or service (12b-1) fees; and other Fund expenses.

This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested on March 31, 2006 and held until September 30, 2006.

Actual Expenses

The first line of the table at right provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table at right provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

	Beginning Account Value 3/31/06	Ending Account Value 9/30/06	Expenses Paid During Period† 3/31/06-9/30/06
Class A Shares
Actual	$1,000	$1,029.10	$5.02
Hypothetical*	$1,000	$1,020.12	$5.00
Class D Shares
Actual	$1,000	$1,027.80	$6.31
Hypothetical*	$1,000	$1,018.85	$6.28

†	Expenses are equal to the annualized expense ratio for each class (A: 0.99% and D: 1.24%) multiplied by the average account value over the period, multiplied by 183/365 to reflect the one-half year period.

*	Hypothetical assumes a rate of return of 5% per year before expenses.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Certified Annual Report	23

INDEX COMPARISON
Thornburg New Mexico Intermediate Municipal Fund	September 30, 2006 (Unaudited)

GROWTH OF A HYPOTHETICAL $10,000 INVESTMENT

Thornburg New Mexico Intermediate Municipal Fund Class A Total Returns, versus

Merrill Lynch 7-12 Year Municipal Bond Index and Consumer Price Index

(June 30, 1991 to September 30, 2006)

AVERAGE ANNUAL TOTAL RETURNS

For the periods ended September 30, 2006 (with sales charge)

	1 Yr	5 Yrs	10 Yrs	Since Inception
A Shares (Incep: 6/18/91)	1.24%	3.23%	4.06%	5.02%
D Shares (Incep: 6/1/99)	3.04%	3.38%	N/A	3.68%

FUND ATTRIBUTES

as of September 30, 2006

	Annualized Dist. Rate (@NAV)	SEC Yield	NAV	Maximum Offering Price
A Shares (Incep: 6/18/91)	3.51%	2.94%	$13.20	$13.47
D Shares (Incep: 6/1/99)	3.26%	2.75%	$13.21	$13.21

Performance data reflect past performance, which is no guarantee of future results. The performance data and graph do not reflect the deduction of taxes that a shareholder would pay on distributions or the redemption of Fund shares.

Returns reflect the reinvestment of dividends and capital gains as well as applicable sales charges. Class A shares are sold with a maximum sales charge of 2.00%. There is no up front sales charge for Class D shares and no contingent deferred sales charge (CDSC).

The Consumer Price Index (“CPI”) measures prices of a fixed basket of goods bought by a typical consumer, including food, transportation, shelter, utilities, clothing, medical care, entertainment and other items. The CPI, published by the Bureau of Labor Statistics in the Department of Labor, is based at 100 in 1982 and is released monthly. It is widely used as a cost-of-living benchmark to adjust Social Security payments and other payment schedules, union contracts and tax brackets. The CPI is also known as the cost-of-living index.

The Merrill Lynch 7-12 Year Municipal Bond Index represents a broad measure of market performance. It is a model portfolio of municipal obligations throughout the U.S., with an average maturity which ranges from seven to twelve years.

Unless otherwise noted, index returns reflect the reinvestment of income dividends and capital gains, if any, but do not reflect fees, brokerage commissions or other expenses of investing. Investors may not make direct investments into any index.

The SEC Yield is computed in accordance with SEC standards measuring the net investment income per share over a specified 30-day period expressed as a percentage of the maximum offering price of the Funds’ shares at the end of the period.

The distribution rate is calculated by taking the sum of the month’s total distribution factors and dividing this sum by a 30-day period and annualizing to 360-day year. The value is then divided by the ending Net Asset Value (NAV) to arrive at the annualized distribution yield. The yield is calculated on a periodic basis and is subject to change depending on the Fund’s NAV and current distributions.

24	Certified Annual Report

TRUSTEES AND OFFICERS
Thornburg New Mexico Intermediate Municipal Fund	September 30, 2006 (Unaudited)

Name, Age, Position Held with Fund Year Elected	Principal Occupation(s) During Past Five Years	Other Directorships Held by Trustee
INTERESTED TRUSTEES(1)(2)(4)

Garrett Thornburg, 60 Chairman of Trustees, Trustee since 1987(3)	CEO, Chairman and controlling shareholder of Thornburg Investment Management, Inc. (investment advisor) and Thornburg Securities Corporation (securities dealer); Chairman of Thornburg Limited Term Municipal Fund, Inc. (registered investment company) to 2004; CEO and Chairman of Thornburg Mortgage, Inc. (real estate investment trust); Chairman of Thornburg Mortgage Advisory Corporation (investment manager to Thornburg Mortgage, Inc.).	Director of Thornburg Mortgage, Inc. (real estate investment trust)

Brian J. McMahon, 50 Trustee since 2001, Member of Governance & Nominating Committee, President since 1997(5)(6)	President, Managing Director, Chief Investment Officer, and Co-Portfolio Manager of Thornburg Investment Management, Inc.; President of Thornburg Limited Term Municipal Fund, Inc. to 2004.	None
INDEPENDENT TRUSTEES(1)(2)(4)

David A. Ater, 61 Trustee since 1994, Member of Audit Committee and Governance & Nominating Committee	Principal in Ater & Associates, Santa Fe, NM (developer, planner and broker of residential and commercial real estate); owner, developer and broker for various real estate projects.	Director of Thornburg Mortgage, Inc. (real estate investment trust)

David D. Chase, 65 Chairman of Audit Committee, Trustee since 2000	Chairman, President, CEO, and Managing Member of Vestor Associates, LLC, the general partner of Vestor Partners, LP, Santa Fe, NM (private equity fund); Chairman and CEO of Vestor Holdings, Inc., Santa Fe, NM (merchant bank).	None

Eliot R. Cutler, 60 Chairman of Governance & Nominating Committee, Trustee since 2004	Partner, Akin, Gump, Strauss, Hauer & Feld, LLP,Washington, D.C. (law firm)	Director of Thornburg Mortgage, Inc. (real estate investment trust)

Susan H. Dubin, 57 Trustee since 2004, Member of Audit Committee	President of Dubin Investments, Ltd., Greenwich, CT (private investment fund); Director and officer of various charitable organizations.	None

Owen D. Van Essen, 52 Trustee since 2004, Member of Governance & Nominating Committee	President of Dirks, Van Essen & Murray, Santa Fe, NM (newspaper mergers and acquisitions).	None

James W. Weyhrauch, 47 Trustee since 1996, Member of Audit Committee	Real estate broker, Santa Fe Properties, Santa Fe, NM since 2004; President and CEO from 1997–2004, and Vice Chairman 2004 to date, Nambé Mills, Inc., Santa Fe, NM (manufacturer).	None

Certified Annual Report	25

TRUSTEES AND OFFICERS, CONTINUED
Thornburg New Mexico Intermediate Municipal Fund	September 30, 2006 (Unaudited)

Name, Age, Position Held with Fund Year Elected	Principal Occupation(s) During Past Five Years	Other Directorships Held by Trustee
OFFICERS OF THE FUND (WHO ARE NOT TRUSTEES)(1)(6)(7)

Steven J. Bohlin, 47 Vice President since 1987, Treasurer since 1989	Portfolio Manager, Co-Portfolio Manager, Vice President, and Managing Director of Thornburg Investment Management, Inc.; Vice President of Thornburg Limited Term Municipal Fund, Inc. to 2004.	Not applicable

George T. Strickland, 43 Vice President since 1996	Portfolio Manager, Vice President, and Managing Director of Thornburg Investment Management, Inc.; Vice President (to 2004) and Treasurer (2003–2004) of Thornburg Limited Term Municipal Fund, Inc.	Not applicable

William V. Fries, 67 Vice President since 1995	Portfolio Manager, Co-Portfolio Manager, Vice President, and Managing Director of Thornburg Investment Management, Inc.	Not applicable

Leigh Moiola, 39 Vice President since 2001	Vice President and Managing Director of Thornburg Investment Management, Inc.; Vice President of Thornburg Limited Term Municipal Fund, Inc. to 2004.	Not applicable

Kenneth Ziesenheim, 52 Vice President since 1995	Vice President and Managing Director of Thornburg Investment Management, Inc.; President of Thornburg Securities Corporation; Vice President of Thornburg Limited Term Municipal Fund, Inc. to 2004.	Not applicable

Alexander Motola, 36 Vice President since 2001	Portfolio Manager, Vice President, and Managing Director of Thornburg Investment Management, Inc. since 2001.	Not applicable

Wendy Trevisani, 35 Vice President since 1999	Co-Portfolio Manager since 2006, Managing Director since 2004, Vice President, and Associate Portfolio Manager of Thornburg Investment Management, Inc.; Vice President of Thornburg Limited Term Municipal Fund, Inc. to 2002.	Not applicable

Joshua Gonze, 43 Vice President since 1999	Managing Director since 2004, Associate Portfolio Manager and Vice President of Thornburg Investment Management, Inc.; Vice President of Thornburg Limited Term Municipal Fund, Inc. to 2004.	Not applicable

Brad Kinkelaar, 38 Vice President since 1999	Co-Portfolio Manager since 2002, Managing Director since 2004, Vice President since 2000, and Associate Portfolio Manager of Thornburg Investment Management, Inc.	Not applicable

Christopher Ihlefeld, 36 Vice President since 2003	Managing Director since 2006 and Associate Portfolio Manager and Vice President since 2002 of Thornburg Investment Management, Inc.; Vice President of Limited Term Municipal Fund, Inc., 2003–2004.	Not applicable

Leon Sandersfeld, 40 Vice President since 2003	Associate of Thornburg Investment Management, Inc. since 2002; Senior Staff Accountant, Farm Bureau Life Insurance Co. to 2002.	Not applicable

Sasha Wilcoxon, 32 Vice President since 2003, Secretary since 2006	Mutual Fund Support Service Department Manager since 2002 and Associate of Thornburg Investment Management, Inc.	Not applicable

26	Certified Annual Report

TRUSTEES AND OFFICERS, CONTINUED
Thornburg New Mexico Intermediate Municipal Fund	September 30, 2006 (Unaudited)

Name, Age, Position Held with Fund Year Elected	Principal Occupation(s) During Past Five Years	Other Directorships Held by Trustee

Ed Maran, 48 Vice President since 2004	Co-Portfolio Manager since 2006, Vice President and Managing Director since 2005, and Associate Portfolio Manager since 2002 of Thornburg Investment Management, Inc.; Analyst, USAA 2001–2002.	Not applicable

Vinson Walden, 36 Vice President since 2004	Co-Portfolio Manager since 2006, Vice President and Managing Director since 2005, and Associate Portfolio Manager since 2002 of Thornburg Investment Management, Inc.; Associate Portfolio Manager, Ibis Management 2002–2004; Associate, Lehman Brothers to 2001.	Not applicable

Van Billops, 40 Vice President since 2006	Associate of Thornburg Investment Management, Inc.	Not applicable

Thomas Garcia, 35 Vice President since 2006	Vice President and Managing Director since 2004, and Associate Portfolio Manager of Thornburg Investment Management, Inc.	Not applicable

Lei Wang, 35 Vice President since 2006	Co-Portfolio Manager and Managing Director since 2006, and Associate Portfolio Manager since 2004 of Thornburg Investment Management, Inc.; Associate, Enso Capital Management, LLC 2002–2004; Associate, Deutsche Bank 2001–2002.	Not applicable

Connor Browne, 27 Vice President since 2006	Co-Portfolio Manager and Managing Director since 2006, and Associate Portfolio Manager since 2001 of Thornburg Investment Management, Inc.	Not applicable

(1)	Each person’s address is 119 East Marcy Street, Santa Fe, New Mexico 87501.

(2)	The Fund is one of twelve separate investment “Funds” or “series” of Thornburg Investment Trust (the “Trust”), which comprises the Thornburg mutual fund complex and is organized as a Massachusetts business trust. The Trust currently has twelve active Funds.Thornburg Investment Management, Inc. is the investment advisor to, and manages, the twelve Funds of the Trust. Each Trustee oversees the twelve Funds of the Trust.

(3)	Mr.Thornburg is considered an “interested” Trustee under the Investment Company Act of 1940 because he is a director and controlling shareholder of Thornburg Investment Management, Inc., the investment advisor to the twelve active Funds of the Trust, and is the sole director and controlling shareholder of Thornburg Securities Corporation, the distributor of shares for the Trust.

(4)	Each Trustee serves in office until the election and qualification of a successor.

(5)	Mr. McMahon is considered an “interested” Trustee because he is the president of Thornburg Investment Management, Inc.

(6)	The Trust’s president, secretary and treasurer each serve a one-year term or until the election and qualification of a successor; each other officer serves at the pleasure of the Trustees.

(7)	Assistant vice presidents, assistant secretaries and assistant treasurers are not shown.

The Statement of Additional Information for each Fund of the Trust includes additional information about the Trustees and is available, without charge and upon request, by calling 1-800-847-0200.

Certified Annual Report	27

OTHER INFORMATION
Thornburg New Mexico Intermediate Municipal Fund	September 30, 2006 (Unaudited)

PORTFOLIO PROXY VOTING

Policies and Procedures:

The Trust has delegated to Thornburg Investment Management, Inc. (the “Advisor”) voting decisions respecting proxies for the Fund’s voting securities. The Advisor makes voting decisions in accordance with its Proxy Voting Policy and Procedures. A description of the Policy and Procedures is available (i) without charge, upon request, by calling the Advisor toll-free at 1-800-847-0200, (ii) on the Thornburg website at www.thornburg.com, and (iii) on the Securities and Exchange Commission’s website at www.sec.gov.

Commencing August 31, 2004, information regarding how proxies were voted is available on or before August 31 of each year for the twelve months ending the preceding June 30. This information is available (i) without charge, upon request by calling the Advisor toll-free at 1-800-847-0200, (ii) on the Thornburg website at www.thornburg.com, and (iii) on the Securities and Exchange Commission’s website at www.sec.gov.

TAX INFORMATION

For the fiscal year ended September 30, 2006, 100% of dividends paid by the Fund are tax exempt dividends for Federal Income Tax purposes. The information and distributions reported herein may differ from the information and distributions taxable to the shareholders for the calendar year ending December 31, 2006.

AVAILABILITY OF QUARTERLY PORTFOLIO SCHEDULE

The Fund files with the Securities and Exchange Commission schedules of its portfolio holdings on Form N-Q for the first and third quarters of each fiscal year. The Fund’s Forms N-Q are available on the Commission’s website at www.sec.gov, or may be reviewed and copied at the Commission’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. The Fund also makes this information available on its website at www.thornburg.com/download or upon request by calling 1-800-847-0200.

TRUSTEES DELIBERATIONS RESPECTING RENEWAL OF INVESTMENT ADVISORY AGREEMENT

Thornburg Investment Management, Inc. (the “Advisor”) provides investment management services to Thornburg New Mexico Intermediate Municipal Fund pursuant to an investment advisory agreement. The Trustees consider the renewal of this agreement annually, and most recently determined to renew the agreement on September 12, 2006.

In connection with their general supervision of the Advisor, the Trustees receive and consider reports throughout the year from the Advisor respecting the Advisor’s management of the Fund’s investments. These reports include information about the Fund’s investment performance, purchase and sale of portfolio investments and explanations from the Advisor respecting investment selections, the investment performance of the Fund, general appraisals of industry and economic prospects and factors, and other matters affecting the Fund and relating to the Advisor’s performance of services for the Fund.

In anticipation of their recent consideration of the advisory agreement’s renewal, the independent Trustees met with representatives of the Advisor in July 2006 to discuss the Trustees’ evaluation of the Advisor’s performance and to specify the information the Advisor would present to the Trustees for their review. The independent Trustees thereafter met in independent session to consider various factors respecting the agreement’s renewal, and met in a subsequent session with the Advisor’s chief investment officer to present questions. Following these sessions, the Trustees met on September 12, 2006 to consider a renewal of the advisory agreement.

The information below summarizes certain factors considered by the Trustees in connection with the determination to renew the advisory agreement. In determining to renew the advisory agreement, the Trustees did not identify any single factor as controlling, and this summary does not describe all of the matters considered by the Trustees in making their determination.

Quality of Services; Fund Investment Performance. In evaluating the nature, extent and quality of services provided by the Advisor to the Fund, and in reviewing the Fund’s investment performance, the Trustees considered qualitative and quantitative information presented to the Trustees throughout the preceding year and in anticipation of their annual evaluation, including:

(i)	reports from portfolio management personnel respecting execution of portfolio investment strategies in prevailing market conditions;

(ii)	information respecting issuer, fiscal and economic developments;

(iii)	the Fund’s absolute investment performance and achievement of stated objectives;

(iv)	measures of the Fund’s investment performance over different periods of time relative to categories of mutual funds sharing certain comparable characteristics and selected by independent mutual fund analyst firms, and relative to a broad based securities index; and

(v)	comparative measures of portfolio volatility, risk and return.

The Trustees also considered the Advisor’s staffing and other resources, the Advisor’s efforts to contain costs and expenses, the Advisor’s supervision of services provided to the Trust by third party service providers, the Advisor’s performance of administrative, accounting and other services, the Advisor’s

28	Certified Annual Report

OTHER INFORMATION, CONTINUED
Thornburg New Mexico Intermediate Municipal Fund	September 30, 2006 (Unaudited)

adherence to compliance and regulatory requirements, the Advisor’s responsiveness to the Trustees, and other factors. The Trustees noted that the value of comparisons of the Fund’s investment performance to single state municipal bond mutual fund categories, and in particular to broad based securities indices, is limited because the Fund’s investment objectives and strategies, as defined in its prospectus, are unique and may vary from the parameters for selecting investments for other funds and indices, the Fund invests in a relatively small and unique market, and the largely theoretical character of fixed income security indices.

In conducting their evaluation, the Trustees observed that the Advisor had continued to faithfully and competently pursue and achieve the Fund’s stated objectives, as reflected particularly by the Advisor’s selection of investments in a small single state market in accordance with the Fund’s stated strategies and the Fund’s investment returns. The Trustees also observed in conducting their evaluation the Fund’s above average or better investment returns over most periods relative to a category of single state municipal bond mutual funds selected by an independent mutual fund analyst firm, and the Fund’s performance relative to comparative measures of portfolio volatility and return.

The Trustees concluded, based upon these and other considerations, that the Advisor had actively and competently pursued the Fund’s stated investment objectives in accordance with the Fund’s investment policies stated in its prospectuses. The Trustees further concluded that the investment performance of the Fund was satisfactory in the context of the Fund’s objectives and policies, and prevailing market conditions.

Fees and Expenses; Profitability of Advisor. In reviewing the fees charged by the Advisor to the Fund, the Trustees primarily considered the fees charged by the Advisor and the other expenses charged to the Fund in light of the nature and quality of services provided, comparison of the actual Advisor’s fee and Fund expenses to the statement of fees and expenses in the Fund’s prospectuses, comparisons of the Advisor’s fee and other Fund expenses to median and average fees and expenses charged to a group of mutual funds assembled by an independent mutual fund analyst firm, and comparisons of fees and expenses charged to the Fund with fees and expenses charged to other, specific mutual funds. In addition, the Trustees considered the profitability of the Advisor compared to other investment management firms, and compared the investment management fee rates charged by the Advisor to the Fund with rates charged to other clients of the Advisor and the differing types of services furnished to the Fund and the other clients. The Trustees noted that the quantitative fee and expense data demonstrated that the overall expenses for the Fund were comparable to the average and median expenses for the grouping of single state fixed income mutual funds assembled by an independent mutual fund analyst firm, and that the management fee similarly was comparable to the median fee and average fee levels for the same group of funds. The Trustees noted in their review that fee rates charged by the Advisor to other clients of the Advisor were not directly comparable to rates charged to the Fund principally because of the significant differences in the services provided.

The Trustees concluded, based upon these and other considerations, that the fees charged to the Fund by the Advisor were fair and reasonable in view of the services provided, the clear disclosure of these fees and expenses in the Fund’s prospectus, and prevailing fees and expenses charged to other mutual funds. The Trustees further concluded that there was no indication that the Advisor’s profitability was unusual, viewed in the context of the services provided, the performance of the Fund, and the fees and profitability of other investment management firms.

Economies of Scale. In reviewing the extent to which economies of scale would be realized by the Fund as it grows and whether fee levels reflect economies of scale, the Trustees considered the breakpoint structure for advisory fees chargeable to the Fund, the demonstrated economies of scale enjoyed by other Funds of the Trust as they had grown in size, and economies of scale realized by other mutual funds. The Trustees concluded that the Fund may reasonably be expected to realize economies of scale for the benefit of its shareholders as it grows in size.

Ancillary Benefits to Advisor. In reviewing benefits enjoyed by the Advisor because of its relationship with the Fund, the Trustees considered the Advisor’s receipt of certain research services, favorable publicity received by the Advisor because of the superior investment performance of certain Funds of the Trust, and the benefits to the Fund from the Advisor’s expansion of its staffing and other resources to serve a broader variety of investment clients. The Trustees concluded, based upon these and other considerations, that there was no unusual or unfair benefit enjoyed by the Advisor, and that the Fund enjoyed benefits by virtue of the Advisor’s engagement by other investment clients.

Certified Annual Report	29

Trustees’ Statement to Shareholders

Not part of the Certified Annual Report

February 8, 2005

The Trustees are concerned that recent commentaries and opinions reported in the media may confuse investors in general as to the supervisory duties of trustees of mutual funds and, in particular, leave Thornburg Investment Trust shareholders uncertain regarding how we discharge our responsibilities in supervising the Funds’ investment advisor and in reviewing the advisor’s contract for renewal. We decided to spell out clearly three principal guidelines that we follow in supervising the Trust’s investment advisor on your behalf.

We begin with the premise that each shareholder selected his or her Fund because its investments are managed by the investment advisor identified in the prospectus and in accordance with the objective and policies described in the prospectus. We realize, as each of you do, that if you believe that your Fund’s stated objective and policies no longer serve your personal investment goals, you can sell your shares and leave the Fund.

Therefore, we believe that our primary supervisory task – our principal obligation to you – is to assess the nature and quality of the advisor’s services, and to confirm that the advisor actively and competently pursues the Fund’s objective, in accordance with the policies set out in the prospectus. To do this, we meet regularly with management to review your Fund’s portfolio and to discuss the advisor’s specific actions and judgments in pursuing the Fund’s objective. We do not substitute our own judgment for the advisor’s decisions in selecting investments; the advisor is paid to exercise its informed judgment on investment decisions, and we seek to confirm, in reviewing the advisor’s performance, that the advisor is doing just that.

Second, while we are conscious of costs and the effect that costs have on shareholders’ returns, we do not seek the lowest fees or expense ratio as our sole or primary objective. We try to make sure that your Fund’s fees and costs are reasonable in relationship to the services rendered and that they are generally in line with those charged by other expert investment advisors, consistent with our belief that the Fund’s investors searched for and expect that expertise and attention and have decided to pay a reasonable price for it. We do not put the management contract “out to bid” as a matter of course, and we would not do so unless we had concluded that the advisor materially had failed to pursue the Fund’s objectives in accordance with its policies, or for other equally important reasons. We believe that any other approach would be inconsistent with your interests and contrary to your expectations when you bought shares of the Fund in the first place.

Finally, because we believe that most Thornburg Fund shareholders have invested with a long-term perspective, we try not to focus too much on the fashions of the moment and on short-term performance. The market will not favor any specific investment objective or set of policies at all times and under all economic circumstances. A fund will experience periods of both high and low returns relative to other funds and other investments. Even if one of our Funds is not favored by the market at a particular time, we believe that the advisor is nonetheless obliged to remain true to the Fund’s objective and policies, and we watch to see that it does so.

30	This page is not part of the Annual Report.

Planning Options

Retirement and Education Accounts

Thornburg Investment Management offers retirement and education savings accounts that can help you meet a variety of planning challenges. For account applications or further information on any of the accounts below, please call 1-800-847-0200 or go to www.thornburg.com/ira. Your financial advisor can help you determine which plan is right for you.

Individual Retirement Accounts

Individual Retirement Accounts (IRAs) provide a tax-advantaged means to save money for the future. For a detailed outline of the difference between retirement accounts, see www.thornburg.com/ira. Rollovers are available. Call 1-800-847-0200 for more information.

Traditional IRAs – Contributions to Traditional IRAs are tax deductible for eligible individuals, and withdrawals are taxed as additional ordinary income. You may contribute to an IRA if you receive compensation and are under 70 1/2, even if you are covered by an employer retirement plan.

Roth IRAs – Under a Roth IRA, there is no tax deduction for contributions, but there is no income tax on qualified withdrawals. For a more detailed comparison of Traditional and Roth IRAs, please see our web site at www.thornburg.com/ira.

SEP IRAs – Simplified Employee Pension (SEP) IRAs are established by employers. The employer is allowed a tax deduction for contributions made to the SEP Plan and makes contributions to each eligible employee’s SEP IRA on a discretionary basis.

SIMPLE IRAs – Savings Incentive Match Plan for Employees of Small Employers (SIMPLE) is designed to give small business owners a simplified method to establish and contribute to a retirement plan for employees. The employer is allowed a tax deduction for contributions and makes either matching or non-elective contributions to each eligible employee’s SIMPLE IRA. Employees may make salary deferral contributions.

403(b)

A special, tax-advantaged savings vehicle available only to employees of 501(c)(3) organizations, such as charitable, educational, scientific and religious organizations. 403(b) plans are also available to employees of public schools and universities.

Coverdell Education Savings Account

These savings accounts are designed to provide a way to save money for higher education expenses. In an Education Savings Account, earnings and interest grow tax free, and qualified withdrawals used to pay for eligible higher-education expenses are tax- and penalty-free.

Funds Available

The following funds are available in the accounts listed above:

•	Thornburg International Value Fund

•	Thornburg Value Fund

•	Thornburg Core Growth Fund

•	Thornburg Investment Income Builder Fund

•	Thornburg Global Opportunities Fund

•	Thornburg Limited Term U.S. Government Fund

•	Thornburg Limited Term Income Fund

This page is not part of the Annual Report.	31

The Firm

Thornburg Investment Management® is a privately held investment management company based in Santa Fe, New Mexico with assets under management of over $27 billion. Founded in 1982, the firm manages five equity funds, seven bond funds, and separate portfolios for select institutions and individuals.

Investment Philosophy

We seek to preserve and increase the real wealth of the Funds’ shareholders after accounting for inflation, taxes, and investment expenses.We’re committed to disciplined investing and controlling risk in all market environments through laddered bond and focused equity portfolios.

Portfolio Holdings Disclosure

We believe you should know about your portfolio. Our web site keeps investors informed of the Funds’ equity holdings. Go to www.thornburg.com/funds for commentary on our equity fund holdings.

Co-Ownership of Funds

We invest side-by-side with the Funds’ shareholders. Our employees have invested over $130 million in Thornburg Funds.

Investment Manager:	Distributor:

119 East Marcy Street Santa Fe, New Mexico 87501 800.847.0200	119 East Marcy Street Santa Fe, New Mexico 87501 800.847.0200

Thornburg New York Intermediate Municipal Fund

Laddering – an All Weather Strategy

The Fund’s primary investment objective is to obtain as high a level of current income exempt from Federal, New York State and New York City individual income taxes as is consistent, in the view of the Fund’s investment advisor, with preservation of capital. The secondary goal of the Fund is to reduce expected changes in its share price compared to long-term bond portfolios.

The Fund offers New York investors double (or for New York City residents triple) tax-free yields (may be subject to Alternative Minimum Tax) in a laddered municipal bond portfolio with an average maturity of ten years or less. Laddering involves building a portfolio of bonds with staggered maturities so that a portion of the portfolio matures each year; cash from maturing bonds, if not needed for other purposes, is invested in bonds with longer maturities at the far end of the ladder. The strategy is a good compromise for managing different types of risk.

Thornburg Bond Funds

•	Thornburg Limited Term Municipal Fund

•	Thornburg Intermediate Municipal Fund

•	Thornburg California Limited Term Municipal Fund

•	Thornburg New Mexico Intermediate Municipal Fund

•	Thornburg New York Intermediate Municipal Fund

•	Thornburg Limited Term U.S. Government Fund

•	Thornburg Limited Term Income Fund

Thornburg invests in short- and intermediate-term investment grade bonds. We ladder the maturities of individual bonds in the portfolios to moderate risk. Laddering involves building a portfolio of bonds with staggered maturities so that a portion of the portfolio will mature each year. We apply this disciplined process in all interest rate environments.

Thornburg Equity Funds

•	Thornburg Value Fund

•	Thornburg International Value Fund

•	Thornburg Core Growth Fund

•	Thornburg Investment Income Builder Fund

•	Thornburg Global Opportunities Fund

Thornburg’s equity research uses a fundamental, yet comprehensive, analytical approach. We invest when and where we perceive compelling value. Thornburg equity funds focus on a limited number of securities so that each holding can impact performance. The equity team searches for firms believed to have a promising future and seeks to buy shares of those companies at a discount to their intrinsic value.

More information at www.thornburg.com

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2	This page is not part of the Annual Report.

Message

from the Chairman

Garrett Thornburg

Chairman & CEO

November 10, 2006

Dear Fellow Shareholder:

Thornburg Investment Management has a clear mission: to preserve and increase the real wealth of our shareholders. We aspire to accomplish this through a family of laddered bond funds that focus on quality, stability, and minimization of risk over time, and through a range of equity funds that redefine traditional measures of value and growth.

Our bond funds have always been managed using the highly disciplined approach of laddering short and intermediate bond maturities, seeking to provide both an attractive return and stability of principal. This strategy is an all-weather strategy, designed to perform in uncertain markets like the ones we have seen in the last two years. Moreover, all of the bond funds focus on buying investment-grade securities. We have found this strategy to be the best at managing both interest-rate risk and credit risk, and we believe this strategy has served our shareholders well over time.

An exciting event occurred recently, Thornburg Investment Management is the first U.S. investment manager to complete the independent certification process and receive the CEFEX Certification for Fiduciary Excellence. The Centre for Fiduciary Excellence (CEFEX) is an independent rating and certification organization, providing comprehensive assessments that measure risk and trustworthiness of investment fiduciaries. We are proud to have received certificate #1 from CEFEX for investment managers.

Portfolio managers who have many years of experience manage the bond funds. We are proud of this consistency and experience and look forward to many more successful years with them at the helm.

Thank you for investing with us. We will do our best to continue to earn your trust every day.

Sincerely,

Garrett Thornburg Chairman & CEO

This page is not part of the Annual Report.	3

2006

Certified Annual Report

Thornburg New York Intermediate Municipal Fund

September 30, 2006

This report is certified under the Sarbanes-Oxley Act of 2002, which requires that public companies, including mutual funds, affirm that the information provided in their annual and semiannual shareholder reports fully and fairly represents their financial position.

4	Certified Annual Report

Important Information

Performance data quoted represents past performance and does not guarantee future results. Investment return and principal value will fluctuate so that upon redemption, an investor’s shares may be worth more or less than their original cost. Current performance may be lower or higher than the data quoted. For performance data current to the most recent month end, visit www.thornburg.com.

The maximum sales charge for Class A shares is 2.00%.

Performance data given at net asset value (NAV) does not take into account these sales charges. If the sales charges had been included, the performance would have been lower.

Shares in the Fund carry risks, including possible loss of principal. As with direct bond ownership, funds that invest in bonds are subject to certain risks including interest-rate risk, credit risk, and inflation risk. The principal value of bond funds will fluctuate relative to changes in interest rates, decreasing when interest rates rise. Unlike bonds, bond funds have ongoing fees and expenses. Shares in the Fund are not deposits or obligations of, or guaranteed or endorsed by, any bank, the Federal Deposit Insurance Corporation, the Federal Reserve Board or any government agency. There is no guarantee that the Fund will meet its investment objectives.

The information presented on the following pages was current as of September 30, 2006. The manager’s views, portfolio holdings, and sector diversification are historical and subject to change. This material should not be deemed a recommendation to buy or sell any of the securities mentioned.

The matters discussed in this report may constitute forward-looking statements made pursuant to the safe harbor provisions of the Securities Litigation Reform Act of 1995. These include any advisor or portfolio manager prediction, assessment, analysis or outlook for individual securities, industries, investment styles, market sectors and/or markets. These statements involve risks and uncertainties. In addition to the general risks described for each Fund in its current prospectus, other factors bearing on these reports include the accuracy of the advisor’s or portfolio manager’s forecasts and predictions, the appropriateness of the investment strategies designed by the advisor or portfolio manager and the ability of the advisor or portfolio manager to implement their strategies efficiently and successfully. Any one or more of these factors, as well as other risks affecting the securities markets generally, could cause the actual results of any fund to differ materially as compared to its benchmarks.

Glossary

The Merrill Lynch 7-12 Year Municipal Bond Index – A widely-accepted unmanaged market-weighted index comprised of fixed-rate, coupon bearing bonds issued within five years of the most recent month-end with greater than $50 million principal amount having a Moody's investment grade rating and maturities of seven to twelve years.

Duration – The measure of the price sensitivity of a fixed-income security to an interest rate change of 100 basis points. Calculation is based on the weighted average of the present values for all cash flows.

Weighted Average Maturity – A weighted average of all the effective maturities of the bonds in a portfolio. Effective maturity takes into consideration mortgage prepayments, puts, sinking funds, adjustable coupons, and other features of individual bonds and is thus a more accurate measure of interest-rate sensitivity. Longer-maturity funds are generally considered more interest-rate sensitive than their shorter counterparts.

Fed Funds Rate – The interest rate at which a depository institution lends immediately available funds (balances at the Federal Reserve) to another depository institution overnight.

Treasury Notes – a debt obligation of the US government backed by the “full faith and credit” of the government. Notes are intermediate to long term investments typically issued in maturities of two, five and ten years. Interest is paid semi-annually.

Certified Annual Report	5

Letter to Shareholders

George Strickland

Portfolio Manager

October 19, 2006

Dear Fellow Shareholder:

I am pleased to present the Annual Report for the Thornburg New York Intermediate Municipal Fund. The net asset value of the Class A shares decreased by 6 cents to $12.38 during the twelve months ended September 30, 2006. If you were with us for the entire period, you received dividends of 45.2 cents per share. If you reinvested dividends, you received 46.0 cents per share.

Over the last twelve months, interest rates on bonds that mature in ten years or less have risen, while interest rates on long-term bonds have fallen. Since bond prices move in the opposite direction as yields, the longest bonds in the portfolio generally appreciated, while bonds at the short end of the Fund’s ladder generally depreciated in value. The Class A shares of your Fund produced a total return of 3.23% over the twelve month period ended September 30, 2006, compared to a 4.44% return for the Merrill Lynch 7-12 Year Municipal Bond Index. Unlike the Fund, the index does not have exposure to short-term bonds. Since the short-term bonds in the Fund underperformed the index, the Fund’s return lagged the index.

After rising for most of the year, bond yields fell in the third quarter of 2006 because the bond market started to anticipate a slower economy, reduced inflation, and a lower Fed Funds rate. While such an outcome is certainly possible, we believe the preponderance of evidence points to continued economic growth and a Federal Reserve that must stay on high alert to avoid inflationary acceleration.

The current case for a weak economy revolves around the detrimental effects of a declining housing market. However, slackness in residential housing is being countered with strength in commercial real estate, capital spending, state and federal government spending, and exports. Some consumers are feeling pinched by higher rates on adjustable rate mortgages, but many more are enjoying higher incomes in an economy that has produced 1.8 million new jobs over the last twelve months. So, consumer spending should continue growing, and may accelerate if oil and gas prices hold in their current ranges. This should drive the economy to solid, but not spectacular, growth.

No matter how you measure it, inflation has doubled over the last three years. The current levels are not terribly alarming, but they are significantly above the Federal Reserve’s comfort zone. Fed Chairman Bernanke has stated that he thinks inflation should moderate next year, but there are reasons to think that it might not. U.S. hourly earnings are rising at a 4% rate, up from 1.6% in early 2004, and import prices have been rising steadily. These and other pressures could keep inflation stubbornly in the Fed’s discomfort zone.

So, when we look at current yield curves – inverted for Treasury notes and bonds, and very flat for municipal bonds – it appears to us that the optimistic inflation scenario is already priced into the market. In order to justify today’s 4.8% 10-year Treasury note, one must assume the Federal Reserve will begin easing monetary policy fairly soon. That implies that inflation will drop back down below 2%. If all that unfolds as expected, then current levels are justified. If it does not, then interest rates should rise on intermediate and long-term bonds. Clearly, it seems that risks are somewhat skewed toward higher interest rates.

6	Certified Annual Report

Your Thornburg New York Intermediate Municipal Fund is a laddered portfolio of 40 municipal obligations from all over New York. Today, your Fund’s weighted average maturity is 7.24 years. We ladder the maturity dates of the bonds in your portfolio so that some of the bonds are scheduled to mature during each of the coming years. Laddering intermediate bonds accomplishes two goals. First, the staggered bond maturities contained in a ladder defuse interest-rate risk and dampen the Fund’s price volatility. Second, laddering gives the Fund a steady cash flow stream from maturing bonds to reinvest toward the top of the ladder where yields are typically higher. The chart below describes the percentages of your Fund’s bond portfolio maturing in each of the coming years.

We took advantage of rising rates to extend the duration of the Fund over the last year. We are now firmly in neutral territory and the ladder is fairly evenly distributed (just a little light in the last three years). We are planning to gradually shorten portfolio duration over time unless new opportunities open up to us over the next few months. If interest rates on long-term bonds rise, the Fund should outperform more aggressive bond strategies. If interest rates hold steady or decline, then the Fund should produce compelling risk-adjusted returns.

% of portfolio maturing			Cumulative % maturing
2 years	=	15.8%	Year 2	=	15.8%
2 to 4 years	=	10.0%	Year 4	=	25.8%
4 to 6 years	=	10.0%	Year 6	=	35.8%
6 to 8 years	=	15.7%	Year 8	=	51.5%
8 to 10 years	=	13.6%	Year 10	=	65.1%
10 to 12 years	=	16.9%	Year 12	=	82.0%
12 to 14 years	=	7.7%	Year 14	=	89.7%
14 to 16 years	=	3.1%	Year 16	=	92.8%
16 to 18 years	=	0.0%	Year 18	=	92.8%
Over 18 years	=	7.2%	Over 18 years	=	100.0%

Percentages can and do vary. Data as of 9/30/06.

New York State has enjoyed two years in a row of tax revenue growth over 10%, thanks largely to robust personal income and business tax receipts. Fiscal 2006 ended with a $2 billion surplus. New York City ended fiscal 2006 with a record $6.1 billion surplus. While the budget news has been all good lately, the city and state are still challenged with above average debt levels and large capital spending requirements for schools, transportation, and future retirement benefits for government workers.

Other types of bonds, such as school district, utility, and health care bonds, are also generally showing solid credit characteristics. All the good news has, in our opinion, led market participants to take a very relaxed stance toward taking on credit risk. Yield spreads for lower investment grade and speculative grade bonds are well below long-term averages. While we are not anticipating impending doom for low quality bonds, we do believe it is prudent to keep credit quality high in the current environment. Your Fund is broadly diversified and 97% invested in bonds rated A or above by at least one of the major rating agencies.

Over the years, our practice of laddering a diversified portfolio of short and intermediate maturity municipal bonds has allowed your Fund to perform consistently well in varying interest rate environments. Thank you for investing in Thornburg New York Intermediate Municipal Fund.

Sincerely,

George Strickland
Portfolio Manager

Certified Annual Report	7

STATEMENT OF ASSETS AND LIABILITIES
Thornburg New York Intermediate Municipal Fund	September 30, 2006

ASSETS
Investments at value (cost $ 33,448,359)	$34,398,528
Cash	151,073
Receivable for fund shares sold	2,024
Interest receivable	412,589
Prepaid expenses and other assets	862

Total Assets	34,965,076

LIABILITIES
Payable for fund shares redeemed	32,717
Payable to investment advisor and other affiliates (Note 3)	17,066
Accounts payable and accrued expenses	29,791
Dividends payable	36,443

Total Liabilities	116,017

NET ASSETS	$34,849,059

NET ASSETS CONSIST OF:
Distribution in excess of net investment income	$(11,530)
Net unrealized appreciation on investments	950,169
Accumulated net realized gain (loss)	(73,043)
Net capital paid in on shares of beneficial interest	33,983,463

$34,849,059

NET ASSET VALUE:
Class A Shares:
Net asset value and redemption price per share ($34,849,059 applicable to 2,815,350 shares of beneficial interest outstanding - Note 4)	$12.38
Maximum sales charge, 2.00% of offering price	0.25

Maximum offering price per share	$12.63

See notes to financial statements.

8	Certified Annual Report

STATEMENT OF OPERATIONS
Thornburg New York Intermediate Municipal Fund	Year Ended September 30, 2006

INVESTMENT INCOME:
Interest income (net of premium amortized of $ 195,758)	$1,762,062

EXPENSES:
Investment advisory fees (Note 3)	189,306
Administration fees (Note 3)	47,327
Distribution and service fees (Note 3)	94,653
Transfer agent fees	36,269
Registration and filing fees	303
Custodian fees (Note 3)	19,372
Professional fees	27,006
Accounting fees	3,367
Trustee fees	539
Other expenses	6,864

Total Expenses	425,006
Less:
Management fees waived by investment advisor (Note 3)	(44,374)
Fees paid indirectly (Note 3)	(5,806)

Net Expenses	374,826

Net Investment Income	1,387,236

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) on Investments	(3,826)
Net change in unrealized appreciation (depreciation) of Investments	(221,552)

Net Realized and Unrealized Loss on Investments	(225,378)

Net Increase in Net Assets Resulting From Operations	$1,161,858

See notes to financial statements.

Certified Annual Report	9

STATEMENTS OF CHANGES IN NET ASSETS
Thornburg New York Intermediate Municipal Fund

	Year Ended September 30, 2006	Year Ended September 30, 2005
INCREASE (DECREASE) IN NET ASSETS FROM:
OPERATIONS:
Net investment income	$1,387,236	$1,448,110
Net realized loss on investments	(3,826)	(50,108)
Increase (Decrease) in unrealized appreciation (depreciation) of investments	(221,552)	(668,668)

Net Increase (Decrease) in Net Assets Resulting from Operations	1,161,858	729,334
DIVIDENDS TO SHAREHOLDERS:
From net investment income
Class A Shares	(1,387,236)	(1,448,110)
FUND SHARE TRANSACTIONS (NOTE 4):
Class A Shares	(6,301,037)	(3,448,315)

Net Decrease in Net Assets	(6,526,415)	(4,167,091)
NET ASSETS:
Beginning of year	41,375,474	45,542,565

End of year	$34,849,059	$41,375,474

See notes to financial statements.

10	Certified Annual Report

NOTES TO FINANCIAL STATEMENTS
Thornburg New York Intermediate Municipal Fund	September 30, 2006

NOTE 1 – ORGANIZATION

Thornburg New York Intermediate Municipal Fund (the “Fund”) is a non-diversified series of Thornburg Investment Trust (the “Trust”). The Trust is organized as a Massachusetts business trust under a Declaration of Trust dated June 3, 1987 and is registered as a diversified, open-end management investment company under the Investment Company Act of 1940, as amended. The Trust is currently issuing eleven series of shares of beneficial interest in addition to those of the Fund: Thornburg California Limited Term Municipal Fund, Thornburg Limited Term Municipal Fund, Thornburg New Mexico Intermediate Municipal Fund, Thornburg Intermediate Municipal Fund, Thornburg Limited Term U.S. Government Fund, Thornburg Limited Term Income Fund, Thornburg Value Fund, Thornburg International Value Fund, Thornburg Core Growth Fund, Thornburg Investment Income Builder Fund, and Thornburg Global Opportunities Fund. Each series is considered to be a separate entity for financial reporting and tax purposes and bears expenses directly attributable to it. The Fund’s investment objective is to obtain as high a level of current income exempt from Federal, New York State, and New York City individual income tax as is consistent, in the view of the Fund’s investment advisor, with the preservation of capital. The secondary goal of the Fund is to reduce expected changes in its share price compared to long-term bond portfolios. The Fund currently offers only one class of shares of beneficial interest, Class A shares.

NOTE 2 – SIGNIFICANT ACCOUNTING POLICIES

Significant accounting policies of the Trust are as follows:

Valuation of Investments: The Trust determines the value of investments utilizing an independent pricing service approved by the Board of Trustees. Debt investment securities have a primary market over the counter and are valued on the basis of valuations furnished by the pricing service. The pricing service values portfolio securities at quoted bid prices, normally at 4:00 p.m. EST. When quotations are not readily available, securities are valued at evaluated prices as determined by the pricing service using methods which include consideration of yields or prices of municipal obligations of comparable quality, type of issue, coupon, maturity, and rating; and indications as to value from dealers and general market conditions. In any case where a price is not available from a pricing service for an investment, the Trust's valuation and pricing committee determines a fair value for the investment using factors approved by the Trustees. The valuation procedures used by the pricing service and the portfolio valuations received by the Fund are reviewed by the officers of the Trust under the general supervision of the Board of Trustees. Short-term obligations having remaining maturities of 60 days or less are valued at amortized cost, which approximates market value.

Federal Income Taxes: It is the policy of the Trust to comply with the provisions of the Internal Revenue Code applicable to “regulated investment companies” and to distribute all taxable (if any) and tax exempt income of the Fund to the shareholders. Therefore, no provision for Federal income tax is required.

When-Issued and Delayed Delivery Transactions: The Trust may engage in when-issued or delayed delivery transactions. To the extent the Trust engages in such transactions, it will do so for the purpose of acquiring portfolio securities consistent with the Fund's investment objectives and not for the purpose of investment leverage or to speculate on interest rate and or market changes. At the time the Trust makes a commitment to purchase a security on a when-issued basis, the Fund will record the transaction and reflect the value in determining its net asset value. When effecting such transactions, assets of an amount sufficient to make payment for the portfolio securities to be purchased will be segregated on the Fund’s records on the trade date. Securities purchased on a when-issued or delayed delivery basis do not earn interest until the settlement date.

Dividends: Net investment income of the Fund is declared daily as a dividend on shares for which the Fund has received payment. Dividends are paid monthly and are reinvested in additional shares of the Fund at net asset value per share at the close of business on the dividend payment date, or at the shareholder’s option, paid in cash. Net capital gains, to the extent available, will be distributed at least annually.

General: Securities transactions are accounted for on a trade date basis. Interest income is accrued as earned. Premiums and discounts on securities purchased are amortized to call dates or maturity dates of the respective securities. Realized gains and losses from the sale of securities are recorded on an identified cost basis. Expenses common to all funds are allocated among the funds comprising the Trust based upon their relative net asset values or other appropriate allocation methods.

Guarantees and Indemnifications: Under the Trust’s organizational documents, its officers and Trustees are indemnified against certain liability arising out of the performance of their duties to the Fund. Additionally, in the normal course of business the Trust enters into contracts with service providers that contain general indemnification clauses. The Trust’s maximum exposure under these arrangements is unknown. However, based on experience, the Trust expects the risk of loss to be remote.

Use of Estimates: The preparation of financial statements, in conformity with generally accepted accounting principles, requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

Certified Annual Report	11

NOTES TO FINANCIAL STATEMENTS, CONTINUED
Thornburg New York Intermediate Municipal Fund	September 30, 2006

NOTE 3 – INVESTMENT ADVISORY FEE AND OTHER TRANSACTIONS WITH AFFILIATES

Pursuant to an investment advisory agreement, Thornburg Investment Management, Inc. (the “Advisor”) serves as the investment advisor and performs services for which the fees are payable at the end of each month. For the year ended September 30, 2006, these fees were payable at annual rates ranging from .50 of 1% to .275 of 1% per annum of the average daily net assets of the Fund. For the year ended September 30, 2006, the Advisor voluntarily waived investment advisory fees of $44,374. The Trust entered into an Administrative Services Agreement with the Advisor, whereby the Advisor will perform certain administrative services for the shareholders and for which fees will be payable at an annual rate of up to .125 of 1% per annum of the average daily net assets.

The Trust has an underwriting agreement with Thornburg Securities Corporation (the “Distributor”, an affiliate of the Advisor), which acts as the distributor of Fund shares. For the year ended September 30, 2006, the Distributor has advised the Fund that it earned no commissions from the sale of Class A shares.

Pursuant to a Service Plan, under Rule 12b-1 of the Investment Company Act of 1940, the Trust may reimburse to the Advisor an amount not to exceed .25 of 1% per annum of the Fund’s average daily net assets for payments made by the Advisor to securities dealers and other persons for distribution of the Fund’s shares and to obtain various shareholder and distribution related services. The Advisor may pay out of its own resources additional expenses for distribution of the Fund’s shares.

The Trust has an agreement with the custodian bank to indirectly pay a portion of the custodian’s fees through credits earned by the Fund’s cash on deposit with the bank. This deposit agreement is an alternative to overnight investments. Custodial fees have been adjusted to reflect amounts that would have been paid without this agreement, with a corresponding adjustment reflected as fees paid indirectly in the Statement of Operations. For the year ended September 30, 2006, fees paid indirectly were $5,806. This figure may include additional fees waived by the Custodian.

Certain officers and Trustees of the Trust are also officers and/or Directors of the Advisor and Distributor. The compensation of independent Trustees is borne by the Trust.

NOTE 4 – SHARES OF BENEFICIAL INTEREST

At September 30, 2006, there were an unlimited number of shares of beneficial interest authorized. Transactions in shares of beneficial interest were as follows:

	Year Ended September 30, 2006		Year Ended September 30, 2005
	Shares	Amount	Shares	Amount
Class A Shares
Shares sold	249,857	$3,077,469	413,556	$5,190,988
Shares issued to shareholders in reinvestment of dividends	74,036	911,749	73,108	916,743
Shares repurchased	(835,675)	(10,290,255)	(762,664)	(9,556,046)

Net Increase (Decrease)	(511,782)	$(6,301,037)	(276,000)	$(3,448,315)

12	Certified Annual Report

NOTES TO FINANCIAL STATEMENTS, CONTINUED
Thornburg New York Intermediate Municipal Fund	September 30, 2006

NOTE 5 – SECURITIES TRANSACTIONS

For the year ended September 30, 2006, the Fund had purchase and sale transactions of investment securities (excluding short-term investments) of $5,677,120 and $10,552,254, respectively.

NOTE 6 – INCOME TAXES

At September 30, 2006, information on the tax components of capital is as follows:

Cost of investments for tax purposes	$33,447,336

Gross unrealized appreciation on a tax basis	$951,951
Gross unrealized depreciation on a tax basis	(759)

Net unrealized appreciation (depreciation) on investments (tax basis)	$951,192

At September 30, 2006, the Fund did not have any undistributed tax-exempt/ordinary net income or undistributed capital gains.

At September 30, 2006, the Fund had tax basis capital losses, which may be carried over to offset future capital gains. To the extent such carry forwards are used, capital gain distributions may be reduced to the extent provided by regulations.

Such capital loss carryovers expire as follows:

2011	$20,132
2014	50,108

$70,240

As of September 30, 2006, the Fund had deferred capital losses occurring subsequent to October 31, 2005 of $3,826. For tax purposes, such losses will be reflected in the year ending September 30, 2007.

All dividends paid by the Fund for the year ended September 30, 2006 and September 30, 2005, represent exempt interest dividends, which are excludable by shareholders from gross income for Federal income tax purposes.

In order to account for permanent book/tax differences, the Fund decreased accumulated net realized loss by $508, increased net capital paid in on shares of beneficial interest by $2,438, and increased over-distributed net investment income by $2,946. Reclassifications result primarily from market discount amortization.

New Accounting Pronouncement:

On July 13, 2006, the Financial Accounting Standards Board issued Interpretation No. 48, “Accounting for Uncertainty in Income Taxes – an Interpretation of FASB Statement No. 109” (the “Interpretation”). The Interpretation prescribes a comprehensive model for how a company, including the Fund, should recognize, measure, present and disclose in its financial statements uncertain tax positions that the company has taken or expects to take on income tax returns, and also revises certain disclosure requirements. The Interpretation is effective for fiscal years beginning after December 15, 2006. Management has recently begun to evaluate the application of the Interpretation to the Fund and is not in a position at this time to estimate the significance of its impact, if any, on the Fund’s financial statements.

Certified Annual Report	13

FINANCIAL HIGHLIGHTS

Thornburg New York Intermediate Municipal Fund

	Year Ended Sept. 30,		3 Months Ended Sept. 30, 2004(c)		Year Ended June 30,
	2006	2005			2004	2003	2002
Class A Shares:
PER SHARE PERFORMANCE (for a share outstanding throughout the period)
Net asset value, beginning of period	$12.44	$12.64	$12.46		$12.86	$12.63	$12.55

Income from investment operations:
Net investment income	0.45	0.42	0.10		0.45	0.51	0.54
Net realized and unrealized gain (loss) on investments	(0.06)	(0.20)	0.18		(0.40)	0.25	0.08

Total from investment operations	0.39	0.22	0.28		0.05	0.76	0.62

Less dividends from:
Net investment income	(0.45)	(0.42)	(0.10)		(0.45)	(0.51)	(0.54)
Realized capital gains	—	—	—		—	(0.02)	—
Total distributions	(0.45)	(0.42)	(0.10)		(0.45)	(0.53)	(0.54)
Change in net asset value	(0.06)	(0.20)	0.18		(0.40)	0.23	0.08

NET ASSET VALUE, end of period	$12.38	$12.44	$12.64		$12.46	$12.86	$12.63

RATIOS/SUPPLEMENTAL DATA
Total return(a)	3.23%	1.73%	2.26%		0.36%	6.16%	5.05%
Ratios to average net assets:
Net investment income	3.66%	3.31%	3.19	%(b)	3.51%	4.02%	4.29%
Expenses, after expense reductions	1.01%	1.00%	0.99	%(b)	0.99%	0.93%	0.87%
Expenses, after expense reductions and net of custody credits	0.99%	0.99%	0.99	%(b)	0.99%	0.93%	0.87%
Expenses, before expense reductions	1.11%	1.12%	1.18	%(b)	1.11%	1.10%	1.09%
Portfolio turnover rate	15.38%	28.70%	4.27%		13.46%	15.57%	17.66%
Net assets at end of period (000)	$34,849	$41,375	$45,543		$42,551	$39,764	$32,076

(a)	Sales loads are not reflected in computing total return, which is not annualized for periods less than one year.

(b)	Annualized.

(c)	The Fund’s fiscal year-end changed to September 30.

14	Certified Annual Report

SCHEDULE OF INVESTMENTS
Thornburg New York Intermediate Municipal Fund	September 30, 2006

CUSIPS: CLASS A - 885-215-665

NASDAQ SYMBOLS: CLASS A - THNYX

Issuer-Description	Credit Rating† Moody’s/S&P	Principal Amount	Value
Amherst Industrial Development Agency Civic Facility Revenue, 5.75% due 4/1/2015 (Insured: ACA)	NR/A	$465,000	$501,400
Bethlehem Central School District GO, 7.10% due 11/1/2006 (Insured:AMBAC)	Aaa/AAA	700,000	702,107
Brookhaven Industrial Development Agency Revenue, 4.375% due 11/1/2031 put 11/1/2006 (Methodist Retirement Community Project; LOC: Northfork Bank)	A1/A-	560,000	560,190
Canastota Central School District GO, 7.10% due 6/15/2007 (ETM)	A2/NR	215,000	220,513
Canastota Central School District GO, 7.10% due 6/15/2008 (ETM)	A2/NR	205,000	217,245
Hempstead Industrial Development Agency Resource Recovery Revenue, 5.00% due 12/1/2010 put 6/1/2010 (American Ref-Fuel Project)	Ba1/BB+	1,000,000	1,025,430
Monroe County Industrial Development Agency Revenue, 6.45% due 2/1/2014 (DePaul Community Facility Project; Insured: SONYMA)	Aa1/NR	805,000	811,778
Nassau Health Care Corp., 6.00% due 8/1/2011 pre-refunded 8/1/2009	Aaa/AAA	530,000	575,241
New York City Municipal Water Finance Authority Series B, 5.75% due 6/15/2013 (ETM)	Aaa/AAA	1,000,000	1,047,830
New York City Transitional Finance Authority Facilities Refunding Series A 1, 5.00% due 11/1/2020	Aa1/AAA	1,000,000	1,078,700
New York City Transitional Finance Authority Refunding Future Tax Secured C, 5.25% due 8/1/2016 (Insured:AMBAC)	Aaa/AAA	1,365,000	1,474,377
New York City Trust Cultural Resources Revenue, 5.75% due 7/1/2014 (Museum of American Folk Art Project; Insured: ACA)	NR/A	920,000	981,502
New York Convention Center Development Corp. Hotel Unit Fee, 5.00% due 11/15/2017 (Insured:AMBAC)	Aaa/AAA	1,000,000	1,086,240
New York Dormitory Authority Lease Revenue Series A, 5.25% due 8/15/2013 (Master Boces Project; Insured: FSA)	Aaa/AAA	1,000,000	1,066,710
New York Dormitory Authority Revenue, 5.25% due 7/1/2010 (D’Youville College; Insured: Radian)	NR/AA	350,000	368,715
New York Dormitory Authority Revenue, 5.25% due 7/1/2011 (D’Youville College; Insured: Radian)	NR/AA	370,000	394,113
New York Dormitory Authority Revenue Mental Health Services A, 5.50% due 2/15/2019 pre-refunded 8/15/2011 (Insured: MBIA)	Aaa/AAA	1,085,000	1,181,739
New York Dormitory Authority Revenue Mental Health Services Facilities Improvement A, 5.00% due 2/15/2015 (Insured:AMBAC)	Aaa/AAA	1,900,000	2,064,768
New York Dormitory Authority Revenue Refunding, 6.10% due 7/1/2019 (Ryan Clinton Community Health Center Project; Insured: SONYMA)	Aa1/NR	1,000,000	1,077,180
New York Environmental Facilities Corp. PCRB Water Series E, 6.875% due 6/15/2014 (State Revolving Fund)	Aaa/AAA	400,000	401,036
New York Housing Finance Service Series A, 6.375% due 9/15/2015 pre-refunded 9/15/2007	A1/AAA	665,000	682,696
New York Refunded Series G, 6.75% due 2/1/2009 (ETM)	Aaa/AAA	50,000	53,613
New York Refunding Series H, 5.00% due 8/1/2018	A1/AA-	1,000,000	1,064,590
New York Series A, 7.00% due 8/1/2007 (Insured: FSA)	Aaa/AAA	480,000	488,496
New York State Dormitory Authority, 5.00% due 7/1/2016 (Bishop Henry B Hucles Nursing Home Project; Insured: SONYMA)	Aa1/NR	400,000	434,044
New York State Dormitory Authority, 5.00% due 7/1/2024 (Bishop Henry B Hucles Nursing Home Project; Insured: SONYMA)	Aa1/NR	1,000,000	1,060,140
New York State Dormitory Authority Revenue Personal Income Tax, 5.50% due 3/15/2012	Aa3/AAA	1,000,000	1,091,660
New York State Dormitory Authority State Personal Income Tax Revenue Education Series F, 5.00% due 3/15/2019 (Insured: FSA)	Aaa/AAA	1,000,000	1,075,480
New York State Mortgage Agency Revenue Series 70, 5.375% due 10/1/2017	Aa1/NR	300,000	305,529
New York State Thruway Authority General Revenue Series F, 5.00% due 1/1/2018 (Insured: AMBAC)	Aaa/AAA	2,000,000	2,158,300
New York State Thruway Authority Service Contract Revenue Refunding, 5.50% due 4/1/2013 (Local Highway & Bridge Project; Insured: XLCA)	Aaa/AAA	1,000,000	1,091,520
New York Unrefunded Series G, 6.75% due 2/1/2009 (Insured: MBIA-IBC)	Aaa/AAA	950,000	1,017,592
New York Urban Development Corp. Correctional Facilities Revenue, 0% due 1/1/2008	A1/AA-	2,000,000	1,909,560
Newark Wayne Community Hospital Revenue Series B, 5.875% due 1/15/2033 (Insured: AMBAC)	Aaa/AAA	1,420,000	1,422,613
Oneida County Industrial Development Agency Revenue, 6.00% due 1/1/2010 (Insured: Radian)	NR/AA	375,000	399,896

Certified Annual Report	15

SCHEDULE OF INVESTMENTS, CONTINUED
Thornburg New York Intermediate Municipal Fund	September 30, 2006

Issuer-Description	Credit Rating† Moody’s/S&P	Principal Amount	Value
Oneida County Industrial Development Agency Revenue, 6.10% due 6/1/2020 (Civic Facility Presbyterian Home Project; LOC: HSBC Bank USA)	Aa2/NR	$450,000	$483,763
Port Chester Industrial Development Agency Refunding, 4.75% due 7/1/2031 put 7/1/2011 (American Foundation Project; Collateralized: FNMA)	NR/AAA	750,000	777,382
Puerto Rico Electric Power Authority Revenue Refunding Series J, 5.375% due 7/1/2017 (Insured: XLCA)	Aaa/AAA	1,045,000	1,179,283
Utica Industrial Development Agency Civic Facility Revenue, 5.25% due 7/15/2016 (Munson Williams Proctor Institute Project)	A1/NR	210,000	225,145
Valley Central School District Montgomery, 7.15% due 6/15/2007 (Insured:AMBAC)	Aaa/AAA	625,000	640,412
TOTAL INVESTMENTS — 98.71% (Cost $ 33,448,359)			$34,398,528
OTHER ASSETS LESS LIABILITIES — 1.29%			450,531
NET ASSETS — 100.00%			$34,849,059

Footnote Legend

†	Credit ratings are unaudited. Rating changes may have occurred prior to or subsequent to the reporting period end. See notes to financial statements.

Portfolio Abbreviations

To simplify the listings of securities, abbreviations are used per the table below:

ACA	Insured by American Capital Access
AMBAC	Insured by American Municipal Bond Assurance Corp.
ETM	Escrowed to Maturity
FNMA	Collateralized by Federal National Mortgage Association
FSA	Insured by Financial Security Assurance Co.
GO	General Obligation
MBIA	Insured by Municipal Bond Investors Assurance
MBIA-IBC	Insured by Municipal Bond Investors Assurance - Insured Bond Certificates
PCRB	Pollution Control Revenue Bond
RADIAN	Insured by Radian Asset Assurance
SONYMA	State of New York Mortgage Authority
XLCA	Insured by XL Capital Assurance

SUMMARY OF SECURITY CREDIT RATINGS†

Ratings are a blend of Moody’s and Standard & Poor’s, using the higher rating. Some bonds are rated by only one service.

16	Certified Annual Report

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Thornburg New York Intermediate Municipal Fund

To the Trustees and Shareholders of

Thornburg New York Intermediate Municipal Fund

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Thornburg New York Intermediate Municipal Fund (one of the Portfolios constituting Thornburg Investment Trust, hereafter referred to as the “Fund”) at September 30, 2006, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at September 30, 2006 by correspondence with the custodian, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

New York, New York

November 16, 2006

Certified Annual Report	17

EXPENSE EXAMPLE
Thornburg New York Intermediate Municipal Fund	September 30, 2006 (Unaudited)

As a shareholder of the Fund, you incur two types of costs:

(1) transaction costs, including

(a) sales charges (loads) on purchase payments, for Class A shares;

(b) a deferred sales charge on redemptions of any part or all of a purchase of $1 million of Class A shares within 12 months of purchase;

(2) ongoing costs, including management fees; distribution and/or service (12b-1) fees; and other Fund expenses.

This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested on March 31, 2006 and held until September 30, 2006.

Actual Expenses

The first line of the table at right provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table at right provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

	Beginning Account Value 3/31/06	Ending Account Value 9/30/06	Expenses Paid During Period† 3/31/06-9/30/06
Class A Shares
Actual	$1,000	$1,027.20	$5.03
Hypothetical*	$1,000	$1,020.11	$5.01

†	Expenses are equal to the annualized expense ratio for class A shares (0.99%) multiplied by the average account value over the period, multiplied by 183/365 to reflect the one-half year period.

*	Hypothetical assumes a rate of return of 5% per year before expenses.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

18	Certified Annual Report

INDEX COMPARISON
Thornburg New York Intermediate Municipal Fund	September 30, 2006 (Unaudited)

GROWTH OF A HYPOTHETICAL $10,000 INVESTMENT

Thornburg New York Intermediate Municipal Fund Class A Total Returns, versus

Merrill Lynch 7-12 Year Municipal Bond Index and Consumer Price Index

(September 30, 1997 to September 30, 2006)

AVERAGE ANNUAL TOTAL RETURNS

For the periods ended September 30, 2006 (with sales charge)

	1 Yr	5 Yrs	10 Yrs	Since Inception
A Shares (Incep: 9/5/97)	1.20%	2.84%	N/A	4.06%

FUND ATTRIBUTES

as of September 30, 2006

	Annualized Dist. Rate (@NAV)	SEC Yield	NAV	Maximum Offering Price
A Shares (Incep: 9/5/97)	3.79%	2.90%	$12.38	$12.63

Performance data reflect past performance, which is no guarantee of future results. The performance data and graph do not reflect the deduction of taxes that a shareholder would pay on distributions or the redemption of Fund shares.

Returns reflect the reinvestment of dividends and capital gains as well as applicable sales charge. Class A shares are sold with a maximum sales charge of 2.00%

The Consumer Price Index (“CPI”) measures prices of a fixed basket of goods bought by a typical consumer, including food, transportation, shelter, utilities, clothing, medical care, entertainment and other items. The CPI, published by the Bureau of Labor Statistics in the Department of Labor, is based at 100 in 1982 and is released monthly. It is widely used as a cost-of-living benchmark to adjust Social Security payments and other payment schedules, union contracts and tax brackets. The CPI is also known as the cost-of-living index.

The Merrill Lynch 7-12 Year Municipal Bond Index represents a broad measure of market performance. It is a model portfolio of municipal obligations throughout the U.S., with an average maturity which ranges from seven to twelve years.

Unless otherwise noted, index returns reflect the reinvestment of income dividends and capital gains, if any, but do not reflect fees, brokerage commissions or other expenses of investing. Investors may not make direct investments into any index.

The SEC Yield is computed in accordance with SEC standards measuring the net investment income per share over a specified 30-day period expressed as a percentage of the maximum offering price of the Fund’s shares at the end of the period.

The distribution rate is calculated by taking the sum of the month’s total distribution factors and dividing this sum by a 30-day period and annualizing to 360-day year. The value is then divided by the ending Net Asset Value (NAV) to arrive at the annualized distribution yield. The yield is calculated on a periodic basis and is subject to change depending on the Fund’s NAV and current distributions.

Certified Annual Report	19

TRUSTEES AND OFFICERS
Thornburg New York Intermediate Municipal Fund	September 30, 2006 (Unaudited)

Name, Age, Position Held with Fund Year Elected	Principal Occupation(s) During Past Five Years	Other Directorships Held by Trustee
INTERESTED TRUSTEES (1)(2)(4)

Garrett Thornburg, 60 Chairman of Trustees, Trustee since 1987(3)	CEO, Chairman and controlling shareholder of Thornburg Investment Management, Inc. (investment advisor) and Thornburg Securities Corporation (securities dealer); Chairman of Thornburg Limited Term Municipal Fund, Inc. (registered investment company) to 2004; CEO and Chairman of Thornburg Mortgage, Inc. (real estate investment trust); Chairman of Thornburg Mortgage Advisory Corporation (investment manager to Thornburg Mortgage, Inc.).	Director of Thornburg Mortgage, Inc. (real estate investment trust)

Brian J. McMahon, 50 Trustee since 2001, Member of Governance & Nominating Committee, President since 1997(5)(6)	President, Managing Director, Chief Investment Officer, and Co-Portfolio Manager of Thornburg Investment Management, Inc.; President of Thornburg Limited Term Municipal Fund, Inc. to 2004.	None

INDEPENDENT TRUSTEES (1)(2)(4)

David A. Ater, 61 Trustee since 1994, Member of Audit Committee and Governance & Nominating Committee	Principal in Ater & Associates, Santa Fe, NM (developer, planner and broker of residential and commercial real estate); owner, developer and broker for various real estate projects.	Director of Thornburg Mortgage, Inc. (real estate investment trust)

David D. Chase, 65 Chairman of Audit Committee, Trustee since 2000	Chairman, President, CEO, and Managing Member of Vestor Associates, LLC, the general partner of Vestor Partners, LP, Santa Fe, NM (private equity fund); Chairman and CEO of Vestor Holdings, Inc., Santa Fe, NM (merchant bank).	None

Eliot R. Cutler, 60 Chairman of Governance & Nominating Committee, Trustee since 2004	Partner, Akin, Gump, Strauss, Hauer & Feld, LLP, Washington, D.C. (law firm)	Director of Thornburg Mortgage, Inc. (real estate investment trust)

Susan H. Dubin, 57 Trustee since 2004, Member of Audit Committee	President of Dubin Investments, Ltd., Greenwich, CT (private investment fund); Director and officer of various charitable organizations.	None

Owen D. Van Essen, 52 Trustee since 2004, Member of Governance & Nominating Committee	President of Dirks, Van Essen & Murray, Santa Fe, NM (newspaper mergers and acquisitions).	None

James W. Weyhrauch, 47 Trustee since 1996, Member of Audit Committee	Real estate broker, Santa Fe Properties, Santa Fe, NM since 2004; President and CEO from 1997–2004, and Vice Chairman 2004 to date, Nambé Mills, Inc., Santa Fe, NM (manufacturer).	None

20	Certified Annual Report

TRUSTEES AND OFFICERS, CONTINUED
Thornburg Value Fund	September 30, 2006

Name, Age, Position Held with Fund Year Elected	Principal Occupation(s) During Past Five Years	Other Directorships Held by Trustee
OFFICERS OF THE FUND (WHO ARE NOT TRUSTEES)(1)(6)(7)

Steven J. Bohlin, 47 Vice President since 1987, Treasurer since 1989	Portfolio Manager, Co-Portfolio Manager, Vice President, and Managing Director of Thornburg Investment Management, Inc.; Vice President of Thornburg Limited Term Municipal Fund, Inc. to 2004.	Not applicable

George T. Strickland, 43 Vice President since 1996	Portfolio Manager, Vice President, and Managing Director of Thornburg Investment Management, Inc.; Vice President (to 2004) and Treasurer (2003–2004) of Thornburg Limited Term Municipal Fund, Inc.	Not applicable

William V. Fries, 67 Vice President since 1995	Portfolio Manager, Co-Portfolio Manager, Vice President, and Managing Director of Thornburg Investment Management, Inc.	Not applicable

Leigh Moiola, 39 Vice President since 2001	Vice President and Managing Director of Thornburg Investment Management, Inc.; Vice President of Thornburg Limited Term Municipal Fund, Inc. to 2004.	Not applicable

Kenneth Ziesenheim, 52 Vice President since 1995	Vice President and Managing Director of Thornburg Investment Management, Inc.; President of Thornburg Securities Corporation; Vice President of Thornburg Limited Term Municipal Fund, Inc. to 2004.	Not applicable

Alexander Motola, 36 Vice President since 2001	Portfolio Manager, Vice President, and Managing Director of Thornburg Investment Management, Inc. since 2001.	Not applicable

Wendy Trevisani, 35 Vice President since 1999	Co-Portfolio Manager since 2006, Managing Director since 2004, Vice President, and Associate Portfolio Manager of Thornburg Investment Management, Inc.; Vice President of Thornburg Limited Term Municipal Fund, Inc. to 2002.	Not applicable

Joshua Gonze, 43 Vice President since 1999	Managing Director since 2004, Associate Portfolio Manager and Vice President of Thornburg Investment Management, Inc.; Vice President of Thornburg Limited Term Municipal Fund, Inc. to 2004.	Not applicable

Brad Kinkelaar, 38 Vice President since 1999	Co-Portfolio Manager since 2002, Managing Director since 2004, Vice President since 2000, and Associate Portfolio Manager of Thornburg Investment Management, Inc.	Not applicable

Christopher Ihlefeld, 36 Vice President since 2003	Managing Director since 2006 and Associate Portfolio Manager and Vice President since 2002 of Thornburg Investment Management, Inc.; Vice President of Limited Term Municipal Fund, Inc., 2003–2004.	Not applicable

Leon Sandersfeld, 40 Vice President since 2003	Associate of Thornburg Investment Management, Inc. since 2002; Senior Staff Accountant, Farm Bureau Life Insurance Co. to 2002.	Not applicable

Sasha Wilcoxon, 32 Vice President since 2003, Secretary since 2006	Mutual Fund Support Service Department Manager since 2002 and Associate of Thornburg Investment Management, Inc.	Not applicable

Certified Annual Report	21

TRUSTEES AND OFFICERS, CONTINUED
Thornburg New York Intermediate Municipal Fund	September 30, 2006 (Unaudited)

Name, Age, Position Held with Fund Year Elected	Principal Occupation(s) During Past Five Years	Other Directorships Held by Trustee

Ed Maran, 48 Vice President since 2004	Co-Portfolio Manager since 2006, Vice President and Managing Director since 2005, and Associate Portfolio Manager since 2002 of Thornburg Investment Management, Inc.; Analyst, USAA 2001–2002.	Not applicable

Vinson Walden, 36 Vice President since 2004	Co-Portfolio Manager since 2006, Vice President and Managing Director since 2005, and Associate Portfolio Manager since 2002 of Thornburg Investment Management, Inc.; Associate Portfolio Manager, Ibis Management 2002–2004; Associate, Lehman Brothers to 2001.	Not applicable

Van Billops, 40 Vice President since 2006	Associate of Thornburg Investment Management, Inc.	Not applicable

Thomas Garcia, 35 Vice President since 2006	Vice President and Managing Director since 2004, and Associate Portfolio Manager of Thornburg Investment Management, Inc.	Not applicable

Lei Wang, 35 Vice President since 2006	Co-Portfolio Manager and Managing Director since 2006, and Associate Portfolio Manager since 2004 of Thornburg Investment Management, Inc.; Associate, Enso Capital Management, LLC 2002–2004; Associate, Deutsche Bank 2001–2002.	Not applicable

Connor Browne, 27 Vice President since 2006	Co-Portfolio Manager and Managing Director since 2006, and Associate Portfolio Manager since 2001 of Thornburg Investment Management, Inc.	Not applicable

(1)	Each person’s address is 119 East Marcy Street, Santa Fe, New Mexico 87501.

(2)	The Fund is one of twelve separate investment “Funds” or “series” of Thornburg Investment Trust (the “Trust”), which comprises the Thornburg mutual fund complex and is organized as a Massachusetts business trust. The Trust currently has twelve active Funds. Thornburg Investment Management, Inc. is the investment advisor to, and manages, the twelve Funds of the Trust. Each Trustee oversees the twelve Funds of the Trust.

(3)	Mr.Thornburg is considered an “interested” Trustee under the Investment Company Act of 1940 because he is a director and controlling shareholder of Thornburg Investment Management, Inc., the investment advisor to the twelve active Funds of the Trust, and is the sole director and controlling shareholder of Thornburg Securities Corporation, the distributor of shares for the Trust.

(4)	Each Trustee serves in office until the election and qualification of a successor.

(5)	Mr. McMahon is considered an “interested” Trustee because he is the president of Thornburg Investment Management, Inc.

(6)	The Trust’s president, secretary and treasurer each serve a one-year term or until the election and qualification of a successor; each other officer serves at the pleasure of the Trustees.

(7)	Assistant vice presidents, assistant secretaries and assistant treasurers are not shown.

The Statement of Additional Information for each Fund of the Trust includes additional information about the Trustees and is available, without charge and upon request, by calling 1-800-847-0200.

22	Certified Annual Report

OTHER INFORMATION
Thornburg New York Intermediate Municipal Fund	September 30, 2006 (Unaudited)

PORTFOLIO PROXY VOTING

Policies and Procedures:

The Trust has delegated to Thornburg Investment Management, Inc. (the “Advisor”) voting decisions respecting proxies for the Fund’s voting securities. The Advisor makes voting decisions in accordance with its Proxy Voting Policy and Procedures. A description of the Policy and Procedures is available (i) without charge, upon request, by calling the Advisor toll-free at 1-800-847-0200, (ii) on the Thornburg website at www.thornburg.com, and (iii) on the Securities and Exchange Commission’s website at www.sec.gov.

Commencing August 31, 2004, information regarding how proxies were voted is available on or before August 31 of each year for the twelve months ending the preceding June 30. This information is available (i) without charge, upon request by calling the Advisor toll-free at 1-800-847-0200, (ii) on the Thornburg website at www.thornburg.com, and (iii) on the Securities and Exchange Commission’s website at www.sec.gov.

TAX INFORMATION

For the fiscal year ended September 30, 2006, 100% of dividends paid by the Fund are tax exempt dividends for Federal Income Tax purposes. The information and distributions reported herein may differ from the information and distributions taxable to the shareholders for the calendar year ending December 31, 2006.

AVAILABILITY OF QUARTERLY PORTFOLIO SCHEDULE

The Fund files with the Securities and Exchange Commission schedules of its portfolio holdings on Form N-Q for the first and third quarters of each fiscal year. The Fund’s Forms N-Q are available on the Commission’s website at www.sec.gov, or may be reviewed and copied at the Commission’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. The Fund also makes this information available on its website at www.thornburg.com/download or upon request by calling 1-800-847-0200.

TRUSTEES DELIBERATIONS RESPECTING RENEWAL OF INVESTMENT ADVISORY AGREEMENT

Thornburg Investment Management, Inc. (the “Advisor”) provides investment management services to Thornburg New York Intermediate Municipal Fund pursuant to an investment advisory agreement. The Trustees consider the renewal of this agreement annually, and most recently determined to renew the agreement on September 12, 2006.

In connection with their general supervision of the Advisor, the Trustees receive and consider reports throughout the year from the Advisor on a range of matters, including (among other things) information respecting the Advisor’s management of the Fund’s investments. These reports include information about the Fund’s purchase and sale of portfolio investments and explanations from the Advisor respecting investment selections, the investment performance of the Fund, general appraisals of industry and economic prospects and factors, and other matters affecting the Fund and relating to the Advisor’s performance of services for the Fund.

In anticipation of their recent consideration of the advisory agreement’s renewal, the independent Trustees met with representatives of the Advisor in July 2006 to discuss the Trustees’ evaluation of the Advisor’s performance and to specify the information the Advisor would present to the Trustees for their review. The independent Trustees thereafter met in independent session to consider various factors respecting the agreement’s renewal, and met in a subsequent session with the Advisor’s chief investment officer to present questions. Following these sessions, the Trustees met on September 12, 2006 to consider a renewal of the advisory agreement.

The information below summarizes certain factors considered by the Trustees in connection with the determination to renew the advisory agreement. In determining to renew the advisory agreement, the Trustees did not identify any single factor as controlling, and this summary does not describe all of the matters considered by the Trustees in making their determination.

Quality of Services; Fund Investment Performance. In evaluating the nature, extent and quality of services provided by the Advisor to the Fund, and in reviewing the Fund’s investment performance, the Trustees considered qualitative and quantitative information presented to the Trustees throughout the preceding year and in anticipation of their annual evaluation, including:

(i)	reports from portfolio management personnel respecting execution of portfolio investment strategies in prevailing market conditions;

(ii)	information respecting issuer, fiscal and economic developments;

(iii)	the Fund’s absolute investment performance and achievement of stated objectives;

(iv)	measures of the Fund’s investment performance over different periods of time relative to different categories of mutual funds sharing certain comparable characteristics and selected by independent firms, and relative to a broad based securities index; and

(v)	comparative measures of portfolio volatility, risk and return.

The Trustees also considered the Advisor’s staffing and other resources, the Advisor’s efforts to contain costs and expenses, the Advisor’s supervision of services provided to the Trust by third party service providers, the Advisor’s performance of

Certified Annual Report	23

OTHER INFORMATION, CONTINUED
Thornburg Value Fund	September 30, 2006 (Unaudited)

administrative, accounting and other services, the Advisor’s adherence to compliance and regulatory requirements, the Advisor’s responsiveness to the Trustees, and other factors. The Trustees noted that the value of comparisons of the Fund’s investment performance to mutual fund categories, and in particular to broad based securities indices, may be limited in some degree because the Fund’s investment objective and strategies, as defined in its prospectus, are unique or may vary from the parameters for selecting the investments for other funds and the largely theoretical character of fixed income security indices.

In conducting their evaluation, the Trustees observed that the Advisor had continued to faithfully and competently pursue and achieve the Fund’s stated objectives, as indicated particularly by the Advisor’s selection of investments and the Fund’s investment returns. The Trustees also observed in conducting their evaluation the average or better performance of the Fund in recent years (and the improvement in the Fund’s investment performance from the preceding year) relative to two categories of mutual funds sharing characteristics comparable to the Fund and selected by independent mutual fund analyst firms, and measures of portfolio volatility and return.

The Trustees concluded, based upon these and other considerations, that the Advisor had actively and competently pursued the Fund’s stated investment objectives in accordance with the Fund’s investment policies stated in its prospectus. The Trustees further concluded that the investment performance of the Fund was satisfactory in the context of the Fund’s objectives and policies, and prevailing market conditions.

Fees and Expenses; Profitability of Advisor. In reviewing the fees charged by the Advisor to the Fund, the Trustees primarily considered the fees charged by the Advisor and the other expenses charged to the Fund in light of the nature and quality of services provided, comparison of the actual Advisor’s fee and Fund expenses to the statement of fees and expenses in the Fund’s prospectuses, the Advisor’s waiver of fees, comparisons of the Advisor’s fee and other Fund expenses to median and average fees and expenses charged to a grouping of New York municipal debt mutual funds assembled by an independent mutual fun analyst firm, and comparisons of fees and expenses charged to the Fund with fees and expenses charged to other specific mutual funds. In addition, the Trustees considered the profitability of the Advisor compared to other investment management firms, and compared the investment management fee rates charged by the Advisor to the Fund with rates charged to other clients of the Advisor and the differing types of services furnished to the Fund and the other clients. The Trustees noted that while the Fund’s stated management fee was comparable to the median and average fee rates for the grouping of mutual funds assembled by an independent mutual fund analyst firm, the Advisor was waiving a portion of its management fee to the Fund, with the result that the actual management fee charged to the Fund was somewhat lower than the average and median fee rates for the same grouping of funds. The Trustees noted in this regard that the overall expense ratio of the Fund was higher to a small degree than the median expense ratio for the same grouping of funds, but lower to the same extent than the average of the same grouping of funds. The Trustees noted in their review that fee rates charged by the Advisor to other clients of the Advisor were not directly comparable to rates charged to the Fund principally because of the significant differences in the services provided.

The Trustees concluded, based upon these and other considerations, that the fees charged to the Fund by the Advisor were fair and reasonable in view of the services provided, the clear disclosure of these fees and expenses in the Fund’s prospectuses, and fees and expenses charged to other mutual funds. The Trustees further concluded that there was no indication that the Advisor’s profitability was unusual, viewed in the context of the services provided, the performance of the Fund, and the fees and profitability of other investment management firms.

Economies of Scale. In reviewing the extent to which economies of scale would be realized by the Fund as it grows and whether fee levels reflect economies of scale, the Trustees considered the breakpoint structure for advisory fees chargeable to the Fund, the demonstrated economies of scale enjoyed by other Funds of the Trust as they had grown in size, and economies of scale realized by other mutual funds. The Trustees concluded that the Fund may reasonably be expected to realize economies of scale for the benefit of its shareholders as it grows in size.

Ancillary Benefits to Advisor. In reviewing benefits enjoyed by the Advisor because of its relationship with the Fund, the Trustees considered the Advisor’s receipt of certain research services, favorable publicity received by the Advisor because of the superior investment performance of certain Funds of the Trust, and the benefits to the Fund from the Advisor’s expansion of its staffing and other resources to serve a broader variety of investment clients. The Trustees concluded, based upon these and other considerations, that there was no unusual or unfair benefit enjoyed by the Advisor, and that the Fund enjoyed benefits by virtue of the Advisor’s engagement by other investment clients.

24	Certified Annual Report

Trustees’ Statement to Shareholders

Not part of the Certified Annual Report

February 8, 2005

The Trustees are concerned that recent commentaries and opinions reported in the media may confuse investors in general as to the supervisory duties of trustees of mutual funds and, in particular, leave Thornburg Investment Trust shareholders uncertain regarding how we discharge our responsibilities in supervising the Funds’ investment advisor and in reviewing the advisor’s contract for renewal. We decided to spell out clearly three principal guidelines that we follow in supervising the Trust’s investment advisor on your behalf.

We begin with the premise that each shareholder selected his or her Fund because its investments are managed by the investment advisor identified in the prospectus and in accordance with the objective and policies described in the prospectus. We realize, as each of you do, that if you believe that your Fund’s stated objective and policies no longer serve your personal investment goals, you can sell your shares and leave the Fund.

Therefore, we believe that our primary supervisory task – our principal obligation to you – is to assess the nature and quality of the advisor’s services, and to confirm that the advisor actively and competently pursues the Fund’s objective, in accordance with the policies set out in the prospectus. To do this, we meet regularly with management to review your Fund’s portfolio and to discuss the advisor’s specific actions and judgments in pursuing the Fund’s objective. We do not substitute our own judgment for the advisor’s decisions in selecting investments; the advisor is paid to exercise its informed judgment on investment decisions, and we seek to confirm, in reviewing the advisor’s performance, that the advisor is doing just that.

Second, while we are conscious of costs and the effect that costs have on shareholders’ returns, we do not seek the lowest fees or expense ratio as our sole or primary objective. We try to make sure that your Fund’s fees and costs are reasonable in relationship to the services rendered and that they are generally in line with those charged by other expert investment advisors, consistent with our belief that the Fund’s investors searched for and expect that expertise and attention and have decided to pay a reasonable price for it. We do not put the management contract “out to bid” as a matter of course, and we would not do so unless we had concluded that the advisor materially had failed to pursue the Fund’s objectives in accordance with its policies, or for other equally important reasons. We believe that any other approach would be inconsistent with your interests and contrary to your expectations when you bought shares of the Fund in the first place.

Finally, because we believe that most Thornburg Fund shareholders have invested with a long-term perspective, we try not to focus too much on the fashions of the moment and on short-term performance. The market will not favor any specific investment objective or set of policies at all times and under all economic circumstances. A fund will experience periods of both high and low returns relative to other funds and other investments. Even if one of our Funds is not favored by the market at a particular time, we believe that the advisor is nonetheless obliged to remain true to the Fund’s objective and policies, and we watch to see that it does so.

This page is not part of the Annual Report.	25

Planning Options

Retirement and Education Accounts

Thornburg Investment Management offers retirement and education savings accounts that can help you meet a variety of planning challenges. For account applications or further information on any of the accounts below, please call 1-800-847-0200 or go to www.thornburg.com/ira. Your financial advisor can help you determine which plan is right for you.

Individual Retirement Accounts

Individual Retirement Accounts (IRAs) provide a tax-advantaged means to save money for the future. For a detailed outline of the difference between retirement accounts, see www.thornburg.com/ira. Rollovers are available. Call 1-800-847-0200 for more information.

Traditional IRAs – Contributions to Traditional IRAs are tax deductible for eligible individuals, and withdrawals are taxed as additional ordinary income. You may contribute to an IRA if you receive compensation and are under 70 1/2, even if you are covered by an employer retirement plan.

Roth IRAs – Under a Roth IRA, there is no tax deduction for contributions, but there is no income tax on qualified withdrawals. For a more detailed comparison of Traditional and Roth IRAs, please see our web site at www.thornburg.com/ira.

SEP IRAs – Simplified Employee Pension (SEP) IRAs are established by employers. The employer is allowed a tax deduction for contributions made to the SEP Plan and makes contributions to each eligible employee’s SEP IRA on a discretionary basis.

SIMPLE IRAs – Savings Incentive Match Plan for Employees of Small Employers (SIMPLE) is designed to give small business owners a simplified method to establish and contribute to a retirement plan for employees. The employer is allowed a tax deduction for contributions and makes either matching or non-elective contributions to each eligible employee’s SIMPLE IRA. Employees may make salary deferral contributions.

403(b)

A special, tax-advantaged savings vehicle available only to employees of 501(c)(3) organizations, such as charitable, educational, scientific and religious organizations. 403(b) plans are also available to employees of public schools and universities.

Coverdell Education Savings Account

These savings accounts are designed to provide a way to save money for higher education expenses. In an Education Savings Account, earnings and interest grow tax free, and qualified withdrawals used to pay for eligible higher-education expenses are tax- and penalty-free.

Funds Available

The following funds are available in the accounts listed above:

•	Thornburg International Value Fund Q Thornburg Value Fund Q Thornburg Core Growth Fund

•	Thornburg Investment Income Builder Fund

•	Thornburg Global Opportunities Fund

•	Thornburg Limited Term U.S. Government Fund

•	Thornburg Limited Term Income Fund

26	This page is not part of the Annual Report.

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This page is not part of the Annual Report.	27

The Firm

Thornburg Investment Management® is a privately held investment management company based in Santa Fe, New Mexico with assets under management of over $27 billion. Founded in 1982, the firm manages five equity funds, seven bond funds, and separate portfolios for select institutions and individuals.

Investment Philosophy

We seek to preserve and increase the real wealth of the Funds’ shareholders after accounting for inflation, taxes, and investment expenses. We’ re committed to disciplined investing and controlling risk in all market environments through laddered bond and focused equity portfolios.

Portfolio Holdings Disclosure

We believe you should know about your portfolio. Our web site keeps investors informed of the Funds’ equity holdings. Go to www.thornburg.com/funds for commentary on our equity fund holdings.

Co-Ownership of Funds

We invest side-by-side with the Funds’ shareholders. Our employees have invested over $130 million in Thornburg Funds.

Investment Manager:	Distributor:

119 East Marcy Street	119 East Marcy Street
Santa Fe, New Mexico 87501	Santa Fe, New Mexico 87501
800.847.0200	800.847.0200

Thornburg Investment Management®

Strategies for Building Wealth

Thornburg Limited Term Income Funds

Informational Brochure and
Annual Report – September 30, 2006

Thornburg Limited Term U.S. Government Fund, I Shares

2006 Lipper Fund Award, Best Fund Over Five Years ended 12/31/05, among 66 funds, based on risk-adjusted performance. Short-Intermediate U.S. Government Category.

Lipper Fund Awards are granted annually to the fund in each Lipper classification that consistently delivered the strongest risk-adjusted performance (calculated with dividends reinvested and without sales charges). Results are historical and do not guarantee future results. The Fund did not receive the award for other time periods.

The annual report and accompanying brochure are submitted for the general information of shareholders of the Fund. It is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus. If you have not received a prospectus, one can be obtained from your financial advisor, online at www.thornburg.com/download, or by calling 800-847-0200. Carefully consider information in the prospectus regarding the Fund's investment objectives and policies, risks, sales charges, expenses, experience of its management, marketability of shares, and other information. Read it carefully before you invest or send money. Performance data quoted represents past performance and does not guarantee future results.

Thornburg Limited Term Income Funds

Laddering – an All Weather Strategy

The Funds’ primary objectives are to obtain as high a level of current income as is consistent, in the view of the Funds’ investment advisor, with the safety of capital.As a secondary goal, the Funds seek to reduce changes in their share prices compared to longer term portfolios.

Thornburg Limited Term U.S. Government Fund – This Fund is a laddered portfolio of short/ intermediate obligations issued by the U.S. Government, its agencies or instrumentalities with an average maturity of five years or less.

Thornburg Limited Term Income Fund – This Fund is a laddered portfolio of short/intermediate investment grade obligations with an average maturity of five years or less.

Laddering involves building a portfolio of bonds with staggered maturities so that a portion of the portfolio matures each year; cash from maturing bonds, if not needed for other purposes, is invested in bonds with longer maturities at the far end of the ladder.The strategy is a good compromise for managing different types of risk.

Thornburg Bond Funds

•	Thornburg Limited Term Municipal Fund

•	Thornburg Intermediate Municipal Fund

•	Thornburg California Limited Term Municipal Fund

•	Thornburg New Mexico Intermediate Municipal Fund

•	Thornburg New York Intermediate Municipal Fund

•	Thornburg Limited Term U.S. Government Fund

•	Thornburg Limited Term Income Fund

Thornburg invests in short- and intermediate-term investment grade bonds. We ladder the maturities of individual bonds in the portfolios to moderate risk. Laddering involves building a portfolio of bonds with staggered maturities so that a portion of the portfolio will mature each year. We apply this disciplined process in all interest rate environments.

Thornburg Equity Funds

•	Thornburg Value Fund

•	Thornburg International Value Fund

•	Thornburg Core Growth Fund

•	Thornburg Investment Income Builder Fund

•	Thornburg Global Opportunities Fund

Thornburg’s equity research uses a fundamental, yet comprehensive, analytical approach. We invest when and where we perceive compelling value. Thornburg equity funds focus on a limited number of securities so that each holding can impact performance. The equity team searches for firms believed to have a promising future and seeks to buy shares of those companies at a discount to their intrinsic value.

More information at www.thornburg.com

Reduce paper clutter. Receive your shareholder reports and prospectus online instead of through traditional mail. Sign up at www.thornburg.com/edelivery

2    This page is not part of the Annual Report.

Message from the Chairman

Garrett Thornburg Chairman & CEO

November 10, 2006

Dear Fellow Shareholder:

Thornburg Investment Management has a clear mission: to preserve and increase the real wealth of our shareholders. We aspire to accomplish this through a family of laddered bond funds that focus on quality, stability, and minimization of risk over time, and through a range of equity funds that redefine traditional measures of value and growth.

Our bond funds have always been managed using the highly disciplined approach of laddering short and intermediate bond maturities, seeking to provide both an attractive return and stability of principal. This strategy is an all-weather strategy, designed to perform in uncertain markets like the ones we have seen in the last two years. Moreover, all of the bond funds focus on buying investment-grade securities. We have found this strategy to be the best at managing both interest-rate risk and credit risk, and we believe this strategy has served our shareholders well over time.

An exciting event occurred recently, Thornburg Investment Management is the first U.S. investment manager to complete the independent certification process and receive the CEFEX Certification for Fiduciary Excellence. The Centre for Fiduciary Excellence (CEFEX) is an independent rating and certification organization, providing comprehensive assessments that measure risk and trustworthiness of investment fiduciaries. We are proud to have received certificate #1 from CEFEX for investment managers.

Portfolio managers who have many years of experience manage the bond funds. We are proud of this consistency and experience and look forward to many more successful years with them at the helm.

Thank you for investing with us. We will do our best to continue to earn your trust every day.

Sincerely,

Garrett Thornburg
Chairman & CEO

This page is not part of the Annual Report.    3

Thornburg Limited Term Income Funds

September 30, 2006

This report is certified under the Sarbanes-Oxley Act of 2002, which requires that public companies, including mutual funds, affirm that the information provided in their annual and semiannual shareholder reports fully and fairly represents their financial position.

4    Certified Annual Report

Important Information

Performance data quoted represents past performance and does not guarantee future results. Investment return and principal value will fluctuate so that upon redemption, an investor’s shares may be worth more or less than their original cost. Current performance may be lower or higher than the data quoted. For performance data current to the most recent month end, visit www.thornburg.com.

The maximum sales charge for Class A shares is 1.50%. Class B shares are sold with a contingent deferred sales charge (CDSC) that declines from 5.00% to 0% depending upon the period of time the shares are held. Class B shares will automatically convert to Class A shares on a quarterly basis approximately eight years after purchase. Class C shares include a 0.50% CDSC for the first year only. There is no up-front sales charge for Class R1 shares.

Performance data given at net asset value (NAV) does not take into account these sales charges. If the sales charges had been included, the performance would have been lower.

Shares in the Funds carry risks, including possible loss of principal. As with direct bond ownership, funds that invest in bonds are subject to certain risks including interest-rate risk, credit risk, and inflation risk. The principal value of bond funds will fluctuate relative to changes in interest rates, decreasing when interest rates rise. Unlike bonds, bond funds have ongoing fees and expenses. Shares in the Funds are not deposits or obligations of, or guaranteed or endorsed by, any bank, the Federal Deposit Insurance Corporation, the Federal Reserve Board or any government agency. There is no guarantee that the Fund will meet its investment objectives.

The information presented on the following pages was current as of September 30, 2006. The manager’s views, portfolio holdings, and sector diversification are historical and subject to change. This material should not be deemed a recommendation to buy or sell any of the securities mentioned.

The matters discussed in this report may constitute forward-looking statements made pursuant to the safe harbor provisions of the Securities Litigation Reform Act of 1995. These include any advisor or portfolio manager prediction, assessment, analysis or outlook for individual securities, industries, investment styles, market sectors and/or markets. These statements involve risks and uncertainties. In addition to the general risks described for each Fund in its current prospectus, other factors bearing on these reports include the accuracy of the advisor’s or portfolio manager’s forecasts and predictions, the appropriateness of the investment strategies designed by the advisor or portfolio manager and the ability of the advisor or portfolio manager to implement their strategies efficiently and successfully. Any one or more of these factors, as well as other risks affecting the securities markets generally, could cause the actual results of any fund to differ materially as compared to its benchmarks.

Glossary

The Lehman Brothers Intermediate Government/Credit Bond Index – An unmanaged, market-weighted index generally representative of intermediate government and investment-grade corporate debt securities having maturities of up to ten years.

The Lehman Brothers Intermediate Government Bond Index – An unmanaged, market-weighted index generally representative of all public obligations of the U.S. Government, its agencies and instrumentalities having maturities of up to ten years.

Consumer Price Index (CPI) – Measures prices of a fixed basket of goods bought by a typical consumer, including food, transportation, shelter, utilities, clothing, medical care, entertainment and other items. The CPI, published by the Bureau of Labor Statistics in the Department of Labor, is based at 100 in 1982 and is released monthly. It is widely used as a cost-of-living benchmark to adjust Social Security payments and other payment schedules, union contracts and tax brackets. The CPI is also known as the cost-of-living index.

Unless otherwise noted, index returns reflect the reinvestment of income dividends and capital gains, if any, but do not reflect fees, brokerage commissions or other expenses of investing. Investors may not make direct investments into any index.

Duration – The measure of the price sensitivity of a fixed-income security to an interest rate change of 100 basis points. Calculation is based on the weighted average of the present values for all cash flows.

Basis Point – A unit for measuring a bond yield that is equal to 1/100th of a 1% yield.A 1% change =100 basis points (bps)

Certified Annual Report    5

Letter to Shareholders

Steve Bohlin Portfolio Manager

October 12, 2006

Dear Fellow Shareholder:

I am pleased to present the Annual Report for the Thornburg Limited Term U.S. Government Fund and the Thornburg Limited Term Income Fund for the period ended September 30, 2006. The net asset value of a Class A shares of the Thornburg Limited Term U.S. Government Fund decreased 1 cent in the period to $12.75. If you were invested for the entire period, you received dividends of 36.9 cents per share. If you reinvested your dividends, you received 37.4 cents per share. Investors who owned Class C shares received 33.7 and 34.1 cents per share, respectively. The net asset value of a Class A shares of the Thornburg Limited Term Income Fund decreased 14 cents in the period to $12.37. If you were invested for the entire period, you received dividends of 50.0 cents per share. If you reinvested your dividends, you received 51.0 cents per share. Investors who owned Class C shares received 46.9 and 47.7 cents per share, respectively. Please read the accompanying exhibits for more detailed information and history.

Interest rates on U.S. Treasuries were higher across the yield curve on September 30, 2006 than at September 30, 2005. There was a sustained rise in interest rates that started in January and continued through the end of June. Interest rates then generally declined from the end of June through the end of September. For example, the yield on a 5-year U.S. Treasury started at a low of 4.18% and reached a high of 5.23% before ending the period at 4.59% and the yield on a 10-year U.S. Treasury started at a low of 4.34% and reached a high of 5.25% before ending the period at 4.64%. Quality spreads (the additional yield on a corporate bond) rose through July before starting to fall in the last two months. Quality spreads on lower rated credits contracted through May before rising back to the original levels of September 2005.

Putting income and the change in price together, the Class A shares of the Thornburg Limited Term U.S. Government Fund produced a total return of 2.87% over the twelve-month period, assuming a beginning-of-the-period investment at the net asset value. The Lehman Intermediate Government Index produced a 3.54% total return over the same time period. The Class A shares of the Thornburg Limited Term Income Fund produced a total return of 2.96% over the twelve-month period, assuming a beginning-of-the-period investment at the net asset value. The Lehman Intermediate Government/Credit Index produced a 3.55% total return over the same time period. The Funds kept their durations shorter than the Indices during the period. Because the Funds kept their durations shorter and allocated a larger portion of their portfolios to short-term bonds, their returns fell short of the Indices in the fourth quarter of 2005, outperformed the Indices in the first and second quarter of 2006 when interest rates rose across the yield curve and underperformed the Indices in the third quarter of 2006 when interest rates fell. The Thornburg Limited Term Income Fund also had a lower percentage of Baa/BBB and lower rated bonds than the Lehman Intermediate Government/Credit Index (the Thornburg Limited Term Income Fund does not purchase bonds rated below investment grade). The Indices reflect no deductions for fees, expenses or taxes. We have kept our durations shorter than the Indices thus far in 2006, because we believe doing so will improve the Funds’ return relative to the Indices if interest rates rise further.

The Federal Open Market Committee has held the Fed Funds Rate steady at 5.25% for the last two meetings. While most of the talk from members of the Fed has focused on a greater worry of rising inflation rather than slower economic growth, the bond market has focused on the real estate market. The slowdown and pricing contraction of residential real estate have drawn headlines; the rest of the economy has grown steadily. The housing contraction is bound to subtract from GDP growth – maybe as much as 1% over the next few quarters –as construction jobs and sales of durable goods slow or contract. However, if people feel that the housing contraction affects them personally, they might save significantly more and spend significantly less. The question is whether it was personal income growth or mortgage equity withdrawal that fueled past personal spending. The

6    Certified Annual Report

growth in jobs and in wages goes a long way to explain the recent resilience of the U.S. consumer. With the U.S. consumer accounting for about two-thirds of GDP, a slowdown in consumption will be felt by the economy even though U.S. corporations are finally opening up their purse strings. Corporations are finally starting to make some capital outlays for plants and equipment, and, even though they have not been on a huge hiring binge, they have not been laying people off as much as some have expected. All of these things combined give the Fed hope that the economy will move along at somewhere near trend – not too fast, not too slow. The longer the economy stays at trend, the less likely an upsurge in inflation will happen. But with all aspects of the economy growing steadily (ex-housing) and wage growth accelerating, the Fed has rightly (in my opinion) focused on making sure that inflation drops lower and does not accelerate from its already higher than comfortable recent readings.

Part of the reason I feel the Fed needs to focus on inflation rather than the housing market is that the interest rate environment has not been restrictive. This housing contraction has been caused primarily by the pricing of housing rather than a contraction of credit availability. It is not a collapse in incomes and credit making housing unaffordable; the rapid rise in prices did the trick this time around. Even with the Fed raising short term rates 425 basis points, mortgage rates, corporate borrowing rates and personal borrowing rates have not become expensive. The combination of foreign purchases of U.S. dollar denominated debt and the increasing risk appetite from leveraged accounts have kept credit spreads and longer term rates lower than one would normally expect. While it is still possible for the housing slowdown to bleed into other parts of the economy, it still looks like corporate spending and, albeit slightly lower, consumer spending should keep GDP in positive territory. Hence, the Fed needs to focus on price stability (i.e. inflation). It is very possible that longer term rates need to rise from their current low levels.

Regardless of the direction of interest rates, we believe your Funds are well positioned. The Thornburg Limited Term U.S. Government Fund and the Thornburg Limited Term Income Fund are laddered portfolios of short-to-intermediate bonds. We keep the portfolios laddered over a time period ranging from one day to approximately ten years, with the average maturity of the portfolios always no more than five years. Some of the bonds are always coming close to maturity, but never too many at one time. We feel a laddered maturity portfolio of short-to-intermediate bonds is a sensible strategy over time. Intermediate bonds have proven to be a sensible part of a portfolio. They can provide stability to the underlying principal, they can provide income for the portfolio, and, over the years, they have provided an attractive return versus money market instruments.

Thank you for investing in our Funds. We feel the Thornburg Limited Term U.S. Government Fund and the Thornburg Limited Term Income Fund are appropriate investments for investors who want a short-to-intermediate bond portfolio. While future performance cannot be guaranteed, we feel that we are well positioned, and we will maintain a steady course.

Sincerely,

Steven J. Bohlin

Portfolio Manager

Certified Annual Report    7

STATEMENTS OF ASSETS AND LIABILITIES
Thornburg Limited Term Income Funds	September 30, 2006

	Limited Term U.S. Government Fund	Limited Term Income Fund
ASSETS
Investments at value (cost $155,053,417 and $352,291,117, respectively)	$151,082,258	$348,104,459
Cash	783,343	607,430
Receivable for investments sold	0	110,000
Principal receivable	4,186	0
Receivable for fund shares sold	100,915	453,463
Interest receivable	1,530,314	3,344,095
Prepaid expenses and other assets	40,722	38,253

Total Assets	153,541,738	352,657,700

LIABILITIES
Payable for fund shares redeemed	290,343	2,230,793
Payable to investment advisor and other affiliates (Note 3)	94,681	201,271
Accounts payable and accrued expenses	55,244	69,070
Dividends payable	89,706	258,813

Total Liabilities	529,974	2,759,947

NET ASSETS	$153,011,764	$349,897,753

NET ASSETS CONSIST OF:
Undistributed net investment income	$110,307	$111,720
Net unrealized depreciation on investments	(3,971,159)	(4,186,658)
Accumulated net realized gain (loss)	(797,491)	(3,844,831)
Net capital paid in on shares of beneficial interest	157,670,107	357,817,522

	$153,011,764	$349,897,753

NET ASSET VALUE:
Class A Shares:
Net asset value and redemption price per share ($106,912,960 and $190,670,833 applicable to 8,385,213 and 15,416,935 shares of beneficial interest outstanding - Note 4)	$12.75	$12.37
Maximum sales charge, 1.50% of offering price	0.19	0.19

Maximum offering price per share	$12.94	$12.56

Class B Shares:
Net asset value and offering price per share * ($2,475,628 applicable to 194,580 shares of beneficial interest outstanding - Note 4)	$12.72	$—

Class C Shares:
Net asset value and offering price per share * ($25,132,447 and $ 44,361,052 applicable to 1,959,048 and 3,592,625 shares of beneficial interest outstanding - Note 4)	$12.83	$12.35

8    Certified Annual Report

STATEMENTS OF ASSETS AND LIABILITIES, CONTINUED

Thornburg Limited Term Income Funds	September 30, 2006

	Limited Term U.S. Government Fund	Limited Term Income Fund
Class I Shares:
Net asset value, offering and redemption price per share ($14,899,843 and $111,534,778 applicable to 1,168,568 and 9,017,343 shares of beneficial interest outstanding - Note 4)	$12.75	$12.37

Class R1 Shares:
Net asset value, offering and redemption price per share ($3,590,886 and $3,331,090 applicable to 281,432 and 269,171 shares of beneficial interest outstanding - Note 4)	$12.76	$12.38

*	Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

See notes to financial statements.

Certified Annual Report    9

STATEMENTS OF OPERATIONS

Thornburg Limited Term Income Funds	Year Ended September 30, 2006

	Limited Term U.S. Government Fund	Limited Term Income Fund
INVESTMENT INCOME:
Interest income (net of premium amortized of $1,443,765 and $1,073,273, respectively)	$6,514,084	$17,953,667
EXPENSES:
Investment advisory fees (Note 3)	632,729	1,780,980

Administration fees (Note 3)
Class A Shares	150,921	248,454
Class B Shares	2,434	0
Class C Shares	35,060	64,535
Class I Shares	7,241	51,435
Class R1 Shares	4,392	3,669
Distribution and service fees (Note 3)
Class A Shares	301,842	496,908
Class B Shares	19,539	0
Class C Shares	279,192	514,410
Class R1 Shares	17,589	14,706
Transfer agent fees
Class A Shares	160,858	249,800
Class B Shares	16,803	0
Class C Shares	41,033	70,798
Class I Shares	22,527	76,265
Class R1 Shares	1,668	2,180
Registration and filing fees
Class A Shares	18,178	26,352
Class B Shares	14,493	0
Class C Shares	14,243	16,914
Class I Shares	14,714	17,459
Class R1 Shares	14,285	15,026
Custodian fees (Note 3)	78,390	112,183
Professional fees	34,343	43,545
Accounting fees	14,198	28,820
Trustee fees	2,460	8,738
Other expenses	33,151	72,787

Total Expenses	1,932,283	3,915,964
Less:
Expenses reimbursed by investment advisor (Note 3)	(60,770)	(305,743)
Distribution and service fees waived (Note 3)	(139,596)	(257,205)
Fees paid indirectly (Note 3)	(55,074)	(31,148)

Net Expenses	1,676,843	3,321,868

Net Investment Income	$4,837,241	$14,631,799

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STATEMENTS OF OPERATIONS, CONTINUED

Thornburg Limited Term Income Funds	Year Ended September 30, 2006

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) on Investments sold	$(50,733)	$(113,993)
Net change in unrealized appreciation (depreciation) on Investments	(360,311)	(4,147,964)

Net Realized and Unrealized Loss on Investments	(411,044)	(4,261,957)

Net Increase in Net Assets Resulting From Operations	$4,426,197	$10,369,842

See notes to financial statements.

Certified Annual Report    11

STATEMENTS OF CHANGES IN NET ASSETS

Thornburg Limited Term U.S. Government Fund

	Year Ended September 30, 2006	Year Ended September 30, 2005
INCREASE (DECREASE) IN NET ASSETS FROM:

OPERATIONS:
Net investment income	$4,837,241	$5,154,187
Net realized gain (loss) on investments	(50,733)	120,345
Increase (Decrease) in unrealized appreciation (depreciation) of investments	(360,311)	(4,003,893)

Net Increase (Decrease) in Net Assets Resulting from Operations	4,426,197	1,270,639

DIVIDENDS TO SHAREHOLDERS:
From net investment income
Class A Shares	(3,504,156)	(3,952,925)
Class B Shares	(27,495)	(25,128)
Class C Shares	(737,598)	(900,979)
Class I Shares	(465,896)	(443,663)
Class R1 Shares	(102,096)	(26,599)

FUND SHARE TRANSACTIONS (NOTE 4):
Class A Shares	(31,185,601)	(22,152,201)
Class B Shares	594,525	(476,721)
Class C Shares	(7,610,351)	(9,829,652)
Class I Shares	(1,162,905)	3,482,340
Class R1 Shares	586,260	2,598,892

Net Decrease in Net Assets	(39,189,116)	(30,455,997)
NET ASSETS:
Beginning of year	192,200,880	222,656,877

End of year	$153,011,764	$192,200,880

Undistributed net investment income	$110,307	$52,033

See notes to financial statements.

12    Certified Annual Report

STATEMENTS OF CHANGES IN NET ASSETS

Thornburg Limited Term Income Fund

	Year Ended September 30, 2006	Year Ended September 30, 2005
INCREASE (DECREASE) IN NET ASSETS FROM:

OPERATIONS:
Net investment income	$14,631,799	$13,814,830
Net realized gain (loss) on investments	(113,993)	33,259
Increase (Decrease) in unrealized appreciation (depreciation) of investments	(4,147,964)	(8,194,449)

Net Increase (Decrease) in Net Assets Resulting from Operations	10,369,842	5,653,640

DIVIDENDS TO SHAREHOLDERS:
From net investment income
Class A Shares	(8,047,005)	(8,546,058)
Class C Shares	(1,957,921)	(2,192,018)
Class I Shares	(4,507,364)	(3,797,631)
Class R1 Shares	(119,509)	(48,598)

FUND SHARE TRANSACTIONS (NOTE 4):
Class A Shares	(19,776,336)	(12,086,746)
Class C Shares	(14,283,087)	(4,598,144)
Class I Shares	13,217,562	11,548,065
Class R1 Shares	1,198,886	1,280,382

Net Decrease in Net Assets	(23,904,932)	(12,787,108)
NET ASSETS:
Beginning of year	373,802,685	386,589,793

End of year	$349,897,753	$373,802,685

Undistributed net investment income	$111,720	$70,784

See notes to financial statements.

Certified Annual Report    13

NOTES TO FINANCIAL STATEMENTS

Thornburg Limited Term Income Funds	September 30, 2006

NOTE 1 – ORGANIZATION

Thornburg Limited Term U.S. Government Fund (the “Government Fund”) and Thornburg Limited Term Income Fund (the “Income Fund”), hereafter referred to collectively as the “Funds”, are diversified series of Thornburg Investment Trust (the “Trust”). The Trust is organized as a Massachusetts business trust under a Declaration of Trust dated June 3, 1987 and is registered as a diversified, open-end management investment company under the Investment Company Act of 1940, as amended. The Trust is currently issuing ten series of shares of beneficial interest in addition to those of the Funds: Thornburg Limited Term Municipal Fund, Thornburg California Limited Term Municipal Fund, Thornburg Intermediate Municipal Fund, Thornburg New Mexico Intermediate Municipal Fund, Thornburg New York Intermediate Municipal Fund, Thornburg Value Fund, Thornburg International Value Fund, Thornburg Core Growth Fund, Thornburg Investment Income Builder Fund, and Thornburg Global Opportunities Fund. Each series is considered to be a separate entity for financial reporting and tax purposes and bears expenses directly attributable to it. The Funds’ primary objectives are to obtain as high a level of current income as is consistent, in the view of the Funds’ investment advisor, with the safety of capital. As a secondary goal, the Funds seek to reduce changes in their share price compared to longer term portfolios.

The Government Fund currently offers five classes of shares of beneficial interest, Class A, Class B, Class C, Institutional Class (Class I), and Retirement Class (Class R1) shares. The Income Fund currently offers four classes of shares of beneficial interest, Class A, Class C, Institutional Class (Class I), and Retirement Class (Class R1) shares. Each class of shares of a fund represents an interest in the same portfolio of investments, except that (i) Class A shares are sold subject to a front-end sales charge collected at the time the shares are purchased and bear a service fee, (ii) Class B shares are sold at net asset value without a sales charge at the time of purchase, but are subject to a contingent deferred sales charge upon redemption and bear both a service fee and distribution fee, (iii) Class C shares are sold at net asset value without a sales charge at the time of purchase, but are subject to a contingent deferred sales charge upon redemption within one year and bear both a service fee and a distribution fee, (iv) Class I shares are sold at net asset value without a sales charge at the time of purchase, (v) Class R1 shares are sold at net asset value without a sales charge, but bear both a service fee and a distribution fee, and (vi) the respective classes may have different reinvestment privileges and conversion rights. Additionally, each fund may allocate among its classes certain expenses, to the extent applicable to specific classes, including transfer agent fees, government registration fees, certain printing and postage costs, and administrative and legal expenses. Currently, class specific expenses of the Funds are limited to service and distribution fees, administrative fees, and certain registration and transfer agent expenses. Class B shares of the Government Fund outstanding for eight years will convert to Class A shares of the Government Fund.

NOTE 2 – SIGNIFICANT ACCOUNTING POLICIES

Significant accounting policies of the Trust are as follows:

Valuation of Investments: The Trust determines the value of investments utilizing an independent pricing service approved by the Board of Trustees. Debt investment securities have a primary market over the counter and are valued on the basis of valuations furnished by the pricing service. The pricing service values portfolio securities at quoted bid prices, normally at 4:00 p.m. EST. When quotations are not readily available, securities are valued at evaluated prices as determined by the pricing service using methods which include consideration of yields or prices of debt obligations of comparable quality, type of issue, coupon, maturity, and rating; and indications as to value from dealers and general market conditions. In any case where a price is not available from a pricing service for an investment, the Trust’s valuation and pricing committee determines a fair value for the investment using factors approved by the Trustees. The valuation procedures used by the pricing service and the portfolio valuations received by the Funds are reviewed by the officers of the Trust under the general supervision of the Board of Trustees. Short-term obligations having remaining maturities of 60 days or less are valued at amortized cost, which approximates market value.

Federal Income Taxes: It is the policy of the Trust to comply with the provisions of the Internal Revenue Code applicable to “regulated investment companies” and to distribute all taxable income, including any net realized gain on investments of the Funds to the shareholders. Therefore, no provision for Federal income taxes is required.

When-Issued and Delayed Delivery Transactions: The Trust may engage in when-issued or delayed delivery transactions. To the extent the Trust engages in such transactions, it will do so for the purpose of acquiring portfolio securities consistent with the Funds’ investment objectives and not for the purpose of investment leverage or to speculate on interest rate and/or market changes. At the time the Trust makes a commitment to purchase a security on a when-issued basis, the Funds will record the transaction and reflect the value in determining each Fund’s net asset value. When effecting such transactions, assets of an amount sufficient to make payment for the portfolio securities to be purchased will be segregated on the each Fund’s records at the trade date. Securities purchased on a when-issued or delayed delivery basis do not earn interest until the settlement date.

Dividends: Net investment income of the Funds are declared daily as a dividend on shares for which the Funds have received payment. Dividends are paid monthly and are reinvested in additional shares of the Funds at net asset value per share at the close of business on the dividend payment date, or at the shareholder’s option, paid in cash. Net capital gains, to the extent available, will be distributed at least annually.

General: Securities transactions are accounted for on a trade date basis. Interest income is accrued as earned. Premiums and discounts

14    Certified Annual Report

NOTES TO FINANCIAL STATEMENTS, CONTINUED

Thornburg Limited Term Income Funds	September 30, 2006

on securities purchased are amortized over the life of the respective securities. Realized gains and losses from the sale of securities are recorded on an identified cost basis. The Funds invest in various mortgage-backed securities. Such securities pay interest and a portion of principal each month, which is then available for investment in securities at prevailing prices. Paydown gains and losses on these securities are included in interest income. Net investment income (other than class specific expenses) and realized and unrealized gains and losses are allocated daily to each class of shares based upon the relative net asset value of outstanding shares (or the value of the dividend-eligible shares, as appropriate) of each class of shares at the beginning of the day (after adjusting for the current share activity of the respective class). Expenses common to all funds are allocated among the funds comprising the Trust based upon their relative net asset values or other appropriate allocation methods.

Foreign Currency Transactions: With respect to the Income Fund, portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the rate of exchange of such currencies against U.S. dollars on the date of valuation. Purchases and sales of portfolio securities and interest denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions.

The Income Fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.

Reported net realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amount of interest recorded on the Income Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid.

Net unrealized foreign exchange gains and losses arise from changes in the fair value of assets and liabilities, other than investments in securities at fiscal period end, resulting from changes in exchange rates.

Guarantees and Indemnifications: Under the Trust’s organizational documents, its officers and Trustees are indemnified against certain liability arising out of the performance of their duties to the Funds. Additionally, in the normal course of business the Trust enters into contracts with service providers that contain general indemnification clauses. The Trust’s maximum exposure under these arrangements is unknown. However, based on experience, the Trust expects the risk of loss to be remote.

Use of Estimates: The preparation of financial statements, in conformity with generally accepted accounting principles, requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

NOTE 3 – INVESTMENT ADVISORY FEE AND OTHER TRANSACTIONS WITH AFFILIATES

Pursuant to an investment advisory agreement, Thornburg Investment Management, Inc. (the “Advisor”) serves as the investment advisor and performs services to the Funds for which the fees are payable at the end of each month. For the year ended September 30, 2006, these fees were payable at annual rates ranging from .375 of 1% to .275 of 1% per annum of the average daily net assets of the Government Fund and .50 of 1% to .275 of 1% per annum of the average daily net assets of the Income Fund depending on each Fund’s asset size. The Trust also has an Administrative Services Agreement with the Advisor, whereby the Advisor will perform certain administrative services for the shareholders of each class of each Fund’s shares, and for which fees will be payable at an annual rate of up to .125 of 1% per annum of the average daily net assets attributable to Class A, Class B, Class C, and Class R1 shares, and up to .05 of 1% per annum of the average daily net assets attributable to Class I shares. For the year ended September 30, 2006, the Advisor voluntarily reimbursed certain class specific expenses and administrative fees of $5,826, $13,533, $8,297, $13,881, and $19,233 for the Class A, B, C, I, and R1 shares, respectively, of the Government Fund and $178,700, $61,940, $41,972, and $23,131 for the Class A, C, I, and R1 shares, respectively, of the Income Fund.

The Trust has an underwriting agreement with Thornburg Securities Corporation (the “Distributor”, an affiliate of the Advisor), which acts as the distributor of each Fund’s shares. For the year ended September 30, 2006, the Distributor has advised the Funds that they earned net commissions aggregating $1,667 from the sale of Class A shares of the Income Fund, and collected contingent deferred sales charges aggregating $1,678 and $2,956 from redemptions of Class C shares of the Government Fund and Income Fund, respectively.

Pursuant to a service plan under Rule 12b-1 of the Investment Company Act of 1940, the Funds may reimburse to the Advisor an amount not to exceed .25 of 1% per annum of its average daily net assets attributable to the Class A, Class B, Class C, and Class R1 shares of the Funds for payments made by the Advisor to securities dealers and other financial institutions to obtain various shareholder and distribution related services. The Advisor may pay out of its own resources additional expenses for distribution of each Fund’s shares.

The Trust has also adopted Distribution Plans pursuant to Rule 12b-1, applicable to each Fund’s Class B, Class C, and Class R1 shares under which the Funds compensate the Distributor for services in promoting the sale of Class B, C, and R1 shares of the

Certified Annual Report    15

NOTES TO FINANCIAL STATEMENTS, CONTINUED

Thornburg Limited Term Income Funds	September 30, 2006

Funds at an annual rate of up to .75 of 1% per annum of the average daily net assets attributable to these classes. Total fees incurred by each class of shares of the Funds under their respective service and distribution plans for the year ended September 30, 2006, are set forth in the Statements of Operations. Distribution fees of $139,596 and $257,205, respectively, for Class C shares of the Government Fund and Income Fund were waived.

The Trust has an agreement with the custodian bank to indirectly pay a portion of the custodian’s fees through credits earned by each Fund’s cash on deposit with the bank. This deposit agreement is an alternative to overnight investments. Custodial fees have been adjusted to reflect amounts that would have been paid without this agreement, with a corresponding adjustment reflected as fees paid indirectly in the Statement of Operations. For the year ended September 30, 2006, fees paid indirectly were $55,074 for the Government Fund and $31,148 for the Income Fund. These figures may include additional fees waived by the Custodian.

Certain officers and Trustees of the Trust are also officers and/or Directors of the Advisor and Distributor. The compensation of independent Trustees is borne by the Trust.

NOTE 4 – SHARES OF BENEFICIAL INTEREST

At September 30, 2006, there were an unlimited number of shares of beneficial interest authorized. Transactions in shares of beneficial interest were as follows:

GOVERNMENT FUND

	Year Ended September 30, 2006		Year Ended September 30, 2005
	Shares	Amount	Shares	Amount
Class A Shares
Shares sold	1,127,442	$14,273,031	2,243,592	$28,913,349
Shares issued to shareholders in reinvestment of dividends	210,223	2,662,638	230,485	2,966,058
Shares repurchased	(3,799,025)	(48,121,270)	(4,195,950)	(54,031,608)

Net Increase (Decrease)	(2,461,360)	$(31,185,601)	(1,721,873)	$(22,152,201)

Class B Shares
Shares sold	85,374	$1,076,317	36,434	$470,166
Shares issued to shareholders in reinvestment of dividends	1,620	20,478	1,423	18,270
Shares repurchased	(39,667)	(502,270)	(75,180)	(965,157)

Net Increase (Decrease)	47,327	$594,525	(37,323)	$(476,721)

Class C Shares
Shares sold	435,047	$5,539,917	353,641	$4,581,667
Shares issued to shareholders in reinvestment of dividends	44,361	565,288	51,902	671,957
Shares repurchased	(1,076,447)	(13,715,556)	(1,165,115)	(15,083,276)

Net Increase (Decrease)	(597,039)	$(7,610,351)	(759,572)	$(9,829,652)

Class I Shares
Shares sold	284,094	$3,589,619	560,384	$7,250,216
Shares issued to shareholders in reinvestment of dividends	31,981	405,096	30,104	387,218
Shares repurchased	(407,147)	(5,157,620)	(322,906)	(4,155,094)

Net Increase (Decrease)	(91,072)	$(1,162,905)	267,582	$3,482,340

Class R1 Shares
Shares sold	146,432	$1,860,958	225,835	$2,890,863
Shares issued to shareholders in reinvestment of dividends	7,844	99,399	1,901	24,425
Shares repurchased	(108,414)	(1,374,097)	(24,563)	(316,396)

Net Increase (Decrease)	45,862	$586,260	203,173	$2,598,892

16    Certified Annual Report

NOTES TO FINANCIAL STATEMENTS, CONTINUED

Thornburg Limited Term Income Funds	September 30, 2006

INCOME FUND

	Year Ended September 30, 2006		Year Ended September 30, 2005
	Shares	Amount	Shares	Amount
Class A Shares
Shares sold	3,250,026	$40,085,247	4,512,773	$57,228,284
Shares issued to shareholders in reinvestment of dividends	494,039	6,098,155	493,348	6,244,437
Shares repurchased	(5,340,874)	(65,959,738)	(5,976,128)	(75,559,467)

Net Increase (Decrease)	(1,596,809)	$(19,776,336)	(970,007)	$(12,086,746)

Class C Shares
Shares sold	563,413	$6,944,987	996,231	$12,608,384
Shares issued to shareholders in reinvestment of dividends	108,235	1,333,999	119,269	1,507,204
Shares repurchased	(1,830,119)	(22,562,073)	(1,480,457)	(18,713,732)

Net Increase (Decrease)	(1,158,471)	$(14,283,087)	(364,957)	$(4,598,144)

Class I Shares
Shares sold	2,696,403	$33,258,881	2,722,997	$34,485,958
Shares issued to shareholders in reinvestment of dividends	334,633	4,129,810	272,125	3,443,839
Shares repurchased	(1,956,476)	(24,171,129)	(2,083,269)	(26,381,732)

Net Increase (Decrease)	1,074,560	$13,217,562	911,853	$11,548,065

Class R1 Shares
Shares sold	143,837	$1,782,628	117,357	$1,481,761
Shares issued to shareholders in reinvestment of dividends	7,699	95,044	2,363	29,836
Shares repurchased	(54,991)	(678,786)	(18,214)	(231,215)

Net Increase (Decrease)	96,545	$1,198,886	101,506	$1,280,382

NOTE 5 - SECURITIES TRANSACTIONS

For the year ended September 30, 2006, the Government Fund had purchase and sale transactions of investment securities (excluding short-term investments) of $12,133,966 and $40,493,528, respectively, while the Income Fund had purchase and sale transactions of investment securities (excluding short-term investments and U.S. Government obligations) of $22,786,354 and $33,278,245, respectively.

NOTE 6 – INCOME TAXES

At September 30, 2006, information on the tax components of capital is as follows:

	Government Fund	Income Fund
Cost of investments for tax purpose	$155,053,417	$352,297,916

Gross unrealized appreciation on a tax basis	$218,879	$1,955,726
Gross unrealized depreciation on a tax basis	(4,190,038)	(6,149,183)

Net unrealized appreciation (depreciation) on investments (tax basis)	$(3,971,159)	$(4,193,457)

Distributable earnings ordinary income	$110,307	$111,720

Certified Annual Report    17

NOTES TO FINANCIAL STATEMENTS, CONTINUED

Thornburg Limited Term Income Funds	September 30, 2006

At September 30, 2006, the Government Fund had tax basis losses, which may be carried over to offset future capital gains. Such capital loss carryovers expire as follows:

2009	$674,873
2010	13,611
2014	3,770

$692,254

At September 30, 2006, the Income Fund had tax basis capital losses, which may be carried over to offset future capital gains. Such capital loss carryovers expire as follows:

2008	$497,824
2009	650,941
2010	308,333
2013	1,625,980
2014	601,391

$3,684,469

As of September 30, 2006, the Government Fund had deferred capital losses occurring subsequent to October 31, 2005 of $105,237. For tax purposes, such losses will be reflected in the year ending September 30, 2007. Unutilized tax basis capital losses may be carried forward to offset realized gains in future years. To the extent such carry forwards are used, capital gains distributions may be reduced to the extent provided by regulations.

As of September 30, 2006, the Income Fund had deferred capital losses occurring subsequent to October 31, 2005 of $153,563. For tax purposes, such losses will be reflected in the year ending September 30, 2007.

In order to account for book/tax differences, the Government Fund increased undistributed net investment income (loss) by $58,274 and increased accumulated net realized (loss) by $58,274. The Income Fund increased undistributed net investment income by $40,936 and increased accumulated net realized loss by $40,936. This reclass has no impact on the net asset value of the Fund. Reclassifications result primarily from paydown gains and losses, which are recorded as an adjustment to interest income in the financial statements and as realized gains in the tax returns.

For tax purposes, distributions for the year ended September 30, 2006 and September 30, 2005, were paid from ordinary income.

New Accounting Pronouncement:

On July 13, 2006, the Financial Accounting Standards Board issued Interpretation No. 48, “Accounting for Uncertainty in Income Taxes – an Interpretation of FASB Statement No. 109” (the “Interpretation”). The Interpretation prescribes a comprehensive model for how a company, including each of the Funds, should recognize, measure, present and disclose in its financial statements uncertain tax positions that the company has taken or expects to take on income tax returns, and also revises certain disclosure requirements. The Interpretation is effective for fiscal years beginning after December 15, 2006. Management has recently begun to evaluate the application of the Interpretation to the Funds and is not in a position at this time to estimate the significance of its impact, if any, on the Funds’ financial statements.

18    Certified Annual Report

FINANCIAL HIGHLIGHTS

Thornburg Limited Term U.S. Government Fund

	Year Ended September 30,
	2006	2005	2004	2003	2002
Class A Shares:

PER SHARE PERFORMANCE (for a share outstanding throughout the year)

Net asset value, beginning of year	$12.76	$13.01	$13.23	$13.27	$12.77

Income from investment operations:
Net investment income	0.37	0.32	0.35	0.47	0.58
Net realized and unrealized gain (loss) on investments	(0.01)	(0.24)	(0.22)	(0.04)	0.50

Total from investment operations	0.36	0.08	0.13	0.43	1.08

Less dividends from:
Net investment income	(0.37)	(0.33)	(0.35)	(0.47)	(0.58)

Change in net asset value	(0.01)	(0.25)	(0.22)	(0.04)	0.50

NET ASSET VALUE, end of year	$12.75	$12.76	$13.01	$13.23	$13.27

RATIOS/SUPPLEMENTAL DATA

Total return(a)	2.87%	0.66%	1.04%	3.29%	8.75%
Ratios to average net assets:
Net investment income	2.90%	2.50%	2.72%	3.53%	4.53%
Expenses, after expense reductions	0.99%	0.99%	0.92%	0.92%	0.93%
Expenses, after expense reductions and net of custody credits	0.96%	0.98%	0.91%	0.90%	0.92%
Expenses, before expense reductions	0.99%	0.99%	0.92%	0.92%	0.93%

Portfolio turnover rate	7.47%	18.00%	12.39%	35.06%	4.34%

Net assets at end of year (000)	$106,913	$138,422	$163,530	$176,876	$155,864

(a)	Sales loads are not reflected in computing total return.

Certified Annual Report    19

FINANCIAL HIGHLIGHTS, CONTINUED

Thornburg Limited Term U.S. Government Fund

	Year Ended September 30,			Period Ended September 30, 2003(c)
	2006	2005	2004
Class B Shares:

PER SHARE PERFORMANCE (for a share outstanding throughout the period)

Net asset value, beginning of period	$12.73	$12.98	$13.22	$13.12

Income from investment operations
Net investment income	0.18	0.13	0.21	0.37
Net realized and unrealized gain (loss) on investments	(0.01)	(0.24)	(0.24)	0.10

Total from investment operations	0.17	(0.11)	(0.03)	0.47

Less dividends from:
Net investment income	(0.18)	(0.14)	(0.21)	(0.37)

Change in net asset value	(0.01)	(0.25)	(0.24)	0.10

NET ASSET VALUE, end of period	$12.72	$12.73	$12.98	$13.22

RATIOS/SUPPLEMENTAL DATA

Total return(a)	1.32%	(0.82)%	(0.24)%	3.60%
Ratios to average net assets:
Net investment income	1.41%	1.03%	1.65%	2.93	%(b)
Expenses, after expense reductions	2.51%	2.46%	1.99%	1.35	%(b)
Expenses, after expense reductions and net of custody credits	2.48%	2.45%	1.99%	1.33	%(b)
Expenses, before expense reductions	3.21%	2.86%	2.74%	3.32	%(b)

Portfolio turnover rate	7.47%	18.00%	12.39%	35.06%

Net assets at end of period (000)	$2,476	$1,875	$2,396	$3,073

(a)	Not annualized for periods less than one year.
(b)	Annualized.
(c)	Effective date of Class B Shares was November 1, 2002.

20    Certified Annual Report

FINANCIAL HIGHLIGHTS, CONTINUED

Thornburg Limited Term U.S. Government Fund

	Year Ended September 30,
	2006	2005	2004	2003	2002
Class C Shares:

PER SHARE PERFORMANCE (for a share outstanding throughout the year)

Net asset value, beginning of year	$12.84	$13.09	$13.31	$13.35	$12.85

Income from investment operations:
Net investment income	0.34	0.29	0.31	0.43	0.54
Net realized and unrealized gain (loss) on investments	(0.01)	(0.24)	(0.22)	(0.04)	0.50

Total from investment operations	0.33	0.05	0.09	0.39	1.04

Less dividends from:
Net investment income	(0.34)	(0.30)	(0.31)	(0.43)	(0.54)

Change in net asset value	(0.01)	(0.25)	(0.22)	(0.04)	0.50

NET ASSET VALUE, end of year	$12.83	$12.84	$13.09	$13.31	$13.35

RATIOS/SUPPLEMENTAL DATA

Total return	2.60%	0.41%	0.73%	2.96%	8.33%
Ratios to average net assets:
Net investment income	2.63%	2.24%	2.40%	3.14%	4.13%
Expenses, after expense reductions	1.26%	1.25%	1.24%	1.24%	1.28%
Expenses, after expense reductions and net of custody credits	1.23%	1.24%	1.24%	1.22%	1.27%
Expenses, before expense reductions	1.79%	1.79%	1.76%	1.76%	1.78%

Portfolio turnover rate	7.47%	18.00%	12.39%	35.06%	4.34%

Net assets at end of year (000)	$25,132	$32,821	$43,404	$56,166	$30,587

Certified Annual Report    21

FINANCIAL HIGHLIGHTS, CONTINUED

Thornburg Limited Term U.S. Government Fund

	Year Ended September 30,
	2006	2005	2004	2003	2002
Class I Shares:

PER SHARE PERFORMANCE (for a share outstanding throughout the year)

Net asset value, beginning of year	$12.76	$13.01	$13.22	$13.27	$12.77

Income from investment operations:
Net investment income	0.41	0.36	0.39	0.51	0.62
Net realized and unrealized gain (loss) on investments	(0.01)	(0.24)	(0.21)	(0.05)	0.50

Total from investment operations	0.40	0.12	0.18	0.46	1.12

Less dividends from:
Net investment income	(0.41)	(0.37)	(0.39)	(0.51)	(0.62)

Change in net asset value	(0.01)	(0.25)	(0.21)	(0.05)	0.50

NET ASSET VALUE, end of year	$12.75	$12.76	$13.01	$13.22	$13.27

RATIOS/SUPPLEMENTAL DATA

Total return	3.19%	0.95%	1.37%	3.51%	9.11%
Ratios to average net assets:
Net investment income	3.22%	2.82%	2.95%	3.77%	4.86%
Expenses, after expense reductions	0.68%	0.68%	0.67%	0.64%	0.61%
Expenses, after expense reductions and net of custody credits	0.65%	0.67%	0.67%	0.62%	0.60%
Expenses, before expense reductions	0.78%	0.80%	0.77%	0.82%	1.04%

Portfolio turnover rate	7.47%	18.00%	12.39%	35.06%	4.34%

Net assets at end of year (000)	$14,900	$16,075	$12,905	$13,085	$6,960

22    Certified Annual Report

FINANCIAL HIGHLIGHTS, CONTINUED

Thornburg Limited Term U.S. Government Fund

	Year Ended September 30,			Period Ended September 30, 2003(c)
	2006	2005	2004
Class R1 Shares:

PER SHARE PERFORMANCE (for a share outstanding throughout the period)

Net asset value, beginning of period	$12.77	$13.02	$13.23	$13.38

Income from investment operations
Net investment income	0.37	0.34	0.37	0.17
Net realized and unrealized gain (loss) on investments	(0.01)	(0.25)	(0.21)	(0.15)

Total from investment operations	0.36	0.09	0.16	0.02

Less dividends from:
Net investment income	(0.37)	(0.34)	(0.37)	(0.17)

Change in net asset value	(0.01)	(0.25)	(0.21)	(0.15)

NET ASSET VALUE, end of period	$12.76	$12.77	$13.02	$13.23

RATIOS/SUPPLEMENTAL DATA

Total return(a)	2.86%	0.72%	1.26%	0.19%
Ratios to average net assets:
Net investment income	2.90%	2.66%	2.62%	5.07	%(b)
Expenses, after expense reductions	1.00%	0.93%	0.91%	1.15	%(b)
Expenses, after expense reductions and net of custody credits	0.97%	0.91%	0.91%	1.15	%(b)
Expenses, before expense reductions	1.55%	3.55%	13.56%	41,652.81	%(b)*

Portfolio turnover rate	7.47%	18.00%	12.39%	35.06%

Net assets at end of period (000)	$3,591	$3,008	$422	$—	(d)

(a)	Not annualized for periods less than one year.
(b)	Annualized.
(c)	Effective date of Class R1 Shares was July 1, 2003.
(d)	Net assets at end of period were less than $1,000.
*	Due to the size of net assets and fixed expenses, ratios may appear disproportionate.

Certified Annual Report    23

FINANCIAL HIGHLIGHTS

Thornburg Limited Term Income Fund

	Year Ended September 30,
	2006	2005	2004	2003	2002
Class A Shares:

PER SHARE PERFORMANCE (for a share outstanding throughout the year)

Net asset value, beginning of year	$12.51	$12.80	$12.99	$12.79	$12.55

Income from investment operations:
Net investment income	0.50	0.46	0.43	0.51	0.61
Net realized and unrealized gain (loss) on investments	(0.14)	(0.28)	(0.19)	0.20	0.24

Total from investment operations	0.36	0.18	0.24	0.71	0.85

Less dividends from:
Net investment income	(0.50)	(0.47)	(0.43)	(0.51)	(0.61)

Change in net asset value	(0.14)	(0.29)	(0.19)	0.20	0.24

NET ASSET VALUE, end of year	$12.37	$12.51	$12.80	$12.99	$12.79

RATIOS/SUPPLEMENTAL DATA

Total return(a)	2.96%	1.44%	1.96%	5.56%	7.05%
Ratios to average net assets:
Net investment income	4.05%	3.52%	3.33%	3.91%	4.88%
Expenses, after expense reductions	1.00%	1.00%	0.99%	0.99%	0.99%
Expenses, after expense reductions and net of custody credits	0.99%	0.99%	0.99%	0.99%	0.99%
Expenses, before expense reductions	1.09%	1.09%	1.07%	1.04%	1.10%

Portfolio turnover rate	6.77%	23.16%	22.73%	18.86%	21.63%

Net assets at end of year (000)	$190,670	$212,881	$230,256	$184,497	$104,710

(a)	Sales loads are not reflected in computing total return.

24    Certified Annual Report

FINANCIAL HIGHLIGHTS, CONTINUED

Thornburg Limited Term Income Fund

	Year Ended September 30,
	2006	2005	2004	2003	2002
Class C Shares:

PER SHARE PERFORMANCE (for a share outstanding throughout the year)

Net asset value, beginning of year	$12.49	$12.78	$12.97	$12.77	$12.53

Income from investment operations:
Net investment income	0.47	0.43	0.40	0.46	0.56
Net realized and unrealized gain (loss) on investments	(0.14)	(0.28)	(0.19)	0.20	0.24

Total from investment operations	0.33	0.15	0.21	0.66	0.80

Less dividends from:
Net investment income	(0.47)	(0.44)	(0.40)	(0.46)	(0.56)

Change in net asset value	(0.14)	(0.29)	(0.19)	0.20	0.24

NET ASSET VALUE, end of year	$12.35	$12.49	$12.78	$12.97	$12.77

RATIOS/SUPPLEMENTAL DATA

Total return	2.71%	1.19%	1.70%	5.20%	6.63%
Ratios to average net assets:
Net investment income	3.79%	3.27%	3.07%	3.56%	4.45%
Expenses, after expense reductions	1.25%	1.25%	1.25%	1.33%	1.39%
Expenses, after expense reductions and net of custody credits	1.24%	1.24%	1.24%	1.33%	1.39%
Expenses, before expense reductions	1.87%	1.88%	1.87%	1.92%	1.93%

Portfolio turnover rate	6.77%	23.16%	22.73%	18.86%	21.63%

Net assets at end of year (000)	$44,361	$59,355	$65,398	$54,926	$30,258

Certified Annual Report    25

FINANCIAL HIGHLIGHTS, CONTINUED

Thornburg Limited Term Income Fund

	Year Ended September 30,
	2006	2005	2004	2003	2002
Class I Shares:

PER SHARE PERFORMANCE (for a share outstanding throughout the year)

Net asset value, beginning of year	$12.51	$12.80	$12.99	$12.79	$12.55

Income from investment operations:
Net investment income	0.54	0.51	0.47	0.55	0.65
Net realized and unrealized gain (loss) on investments	(0.14)	(0.29)	(0.19)	0.20	0.24

Total from investment operations	0.40	0.22	0.28	0.75	0.89

Less dividends from:
Net investment income	(0.54)	(0.51)	(0.47)	(0.55)	(0.65)

Change in net asset value	(0.14)	(0.29)	(0.19)	0.20	0.24

NET ASSET VALUE, end of year	$12.37	$12.51	$12.80	$12.99	$12.79

RATIOS/SUPPLEMENTAL DATA

Total return	3.30%	1.77%	2.29%	5.89%	7.38%
Ratios to average net assets:
Net investment income	4.38%	3.85%	3.64%	4.23%	5.19%
Expenses, after expense reductions	0.68%	0.67%	0.67%	0.69%	0.69%
Expenses, after expense reductions and net of custody credits	0.67%	0.67%	0.67%	0.69%	0.69%
Expenses, before expense reductions	0.72%	0.72%	0.72%	0.76%	0.78%

Portfolio turnover rate	6.77%	23.16%	22.73%	18.86%	21.63%

Net assets at end of year (000)	$111,535	$99,396	$90,025	$59,473	$39,281

26    Certified Annual Report

FINANCIAL HIGHLIGHTS, CONTINUED

Thornburg Limited Term Income Fund

	Year Ended September 30,			Period Ended September 30, 2003(c)
	2006	2005	2004
Class R1 Shares:

PER SHARE PERFORMANCE (for a share outstanding throughout the period)

Net asset value, beginning of period	$12.52	$12.81	$12.99	$13.10

Income from investment operations
Net investment income	0.50	0.48	0.45	0.17
Net realized and unrealized gain (loss) on investments	(0.14)	(0.30)	(0.18)	(0.11)

Total from investment operations	0.36	0.18	0.27	0.06

Less dividends from:
Net investment income	(0.50)	(0.47)	(0.45)	(0.17)

Change in net asset value	(0.14)	(0.29)	(0.18)	(0.11)

NET ASSET VALUE, end of period	$12.38	$12.52	$12.81	$12.99

RATIOS/SUPPLEMENTAL DATA

Total return(a)	2.97%	1.43%	2.14%	0.48%
Ratios to average net assets:
Net investment income	4.07%	3.57%	3.41%	5.19	%(b)
Expenses, after expense reductions	1.00%	1.00%	0.98%	1.25	%(b)
Expenses, after expense reductions and net of custody credits	0.99%	0.99%	0.98%	1.25	%(b)
Expenses, before expense reductions	1.79%	3.15%	7.63%	41,534.94	%(b)*

Portfolio turnover rate	6.77%	23.16%	22.73%	18.86%

Net assets at end of period (000)	$3,331	$2,162	$911	$—	(d)

(a)	Not annualized for periods less than one year.
(b)	Annualized.
(c)	Effective date of Class R1 Shares was July 1, 2003.
(d)	Net assets at end of period were less than $1,000.
*	Due to the size of net assets and fixed expenses, ratios may appear disproportionate.

Certified Annual Report    27

SCHEDULE OF INVESTMENTS

Thornburg Limited Term U.S. Government Fund	September 30, 2006

CUSIPS: Class A - 885-215-103, CLASS B - 885-215-848, CLASS C - 885-215-830, CLASS I - 885-215-699, CLASS R1 - 885-215-491

NASDAQ SYMBOLS: CLASS A - LTUSX, CLASS B - LTUBX, CLASS C - LTUCX, CLASS I - LTUIX, CLASS R1 - LTURX

Issuer-Description	Principal Amount	Value
U.S.Treasury Securities — 44.59%
United States Treasury Notes, 4.375% due 5/15/2007	$9,000,000	$8,966,250
United States Treasury Notes, 6.125% due 8/15/2007	4,000,000	4,038,750
United States Treasury Notes, 2.625% due 5/15/2008	9,000,000	8,704,688
United States Treasury Notes, 5.50% due 5/15/2009	10,000,000	10,217,188
United States Treasury Notes, 6.50% due 2/15/2010	15,000,000	15,874,218
United States Treasury Notes, 5.75% due 8/15/2010	6,000,000	6,242,813
United States Treasury Notes, 3.625% due 5/15/2013	15,000,000	14,177,343

TOTAL U.S.TREASURY SECURITIES (Cost $ 71,173,027)		68,221,250

U.S. Government Agencies — 50.56%
Federal Agricultural Mtg Corp., 6.71% due 7/28/2014	200,000	221,637
Federal Farm Credit Bank, 1.875% due 1/16/2007	4,650,000	4,602,613
Federal Farm Credit Bank, 5.875% due 7/28/2008	1,900,000	1,927,312
Federal Farm Credit Bank, 5.87% due 9/2/2008	1,300,000	1,319,530
Federal Farm Credit Bank, 5.35% due 12/11/2008	200,000	201,398
Federal Farm Credit Bank, 5.80% due 3/19/2009	300,000	305,509
Federal Farm Credit Bank, 6.75% due 7/7/2009	350,000	365,536
Federal Farm Credit Bank, 6.06% due 5/28/2013	240,000	254,366
Federal Home Loan Bank, 3.05% due 10/12/2006	3,975,000	3,972,114
Federal Home Loan Bank, 7.76% due 11/21/2006	200,000	200,695
Federal Home Loan Bank, 7.00% due 2/15/2008	150,000	153,610
Federal Home Loan Bank, 5.48% due 1/8/2009	1,250,000	1,262,313
Federal Home Loan Bank, 5.985% due 4/9/2009	1,000,000	1,022,972
Federal Home Loan Bank, 5.79% due 4/27/2009	200,000	203,747
Federal Home Loan Bank, 5.125% due 4/29/2009	1,750,000	1,755,028
Federal Home Loan Bank, 3.40% due 11/12/2010	2,750,000	2,689,392
Federal Home Loan Bank Floating Rate Note, 4.58% due 2/22/2007	5,000,000	4,994,505
Federal Home Loan Mtg Corp., 6.80% due 3/19/2007	300,000	302,037
Federal Home Loan Mtg Corp. CMO Series 1616 Class E, 6.50% due 11/15/2008	1,098,652	1,104,529
Federal Home Loan Mtg Corp. CMO Series 2592 Class PD, 5.00% due 7/15/2014	1,000,000	997,230
Federal Home Loan Mtg Corp. CMO Series 2814 Class GB, 5.00% due 6/15/2019	1,327,829	1,298,136
Federal Home Loan Mtg Corp. CMO Series 2821 Class YI, 5.50% due 9/15/2014	670,983	669,674
Federal Home Loan Mtg Corp., Pool # 141016, 9.25% due 11/1/2016	21,852	23,850
Federal Home Loan Mtg Corp., Pool # 141412, 8.50% due 4/1/2017	71,270	75,751
Federal Home Loan Mtg Corp., Pool # 160043, 8.75% due 4/1/2008	4,586	4,613
Federal Home Loan Mtg Corp., Pool # 181730, 8.50% due 5/1/2008	4,935	4,977
Federal Home Loan Mtg Corp., Pool # 252986, 10.75% due 4/1/2010	20,102	21,265
Federal Home Loan Mtg Corp., Pool # 256764, 8.75% due 10/1/2014	2,453	2,459
Federal Home Loan Mtg Corp., Pool # 273822, 8.50% due 4/1/2009	2,265	2,267
Federal Home Loan Mtg Corp., Pool # 298107, 10.25% due 8/1/2017	26,407	29,821
Federal Home Loan Mtg Corp., Pool # C90041, 6.50% due 11/1/2013	40,421	41,316
Federal Home Loan Mtg Corp., Pool # D06908, 9.50% due 9/1/2017	5,327	5,481
Federal Home Loan Mtg Corp., Pool # D37120, 7.00% due 7/1/2023	47,282	48,979
Federal Home Loan Mtg Corp., Pool # E00170, 8.00% due 7/1/2007	12,051	12,118
Federal Home Loan Mtg Corp., Pool # E49074, 6.50% due 7/1/2008	12,407	12,659
Federal Home Loan Mtg Corp., Pool # E61778, 6.50% due 4/1/2008	14,516	14,811
Federal National Mtg Assoc, 5.125% due 12/8/2008	3,665,000	3,673,609

28    Certified Annual Report

SCHEDULE OF INVESTMENTS, CONTINUED

Thornburg Limited Term U.S. Government Fund	September 30, 2006

Issuer-Description	Principal Amount	Value
Federal National Mtg Assoc, 4.25% due 6/29/2012	$3,250,000	$3,210,805
Federal National Mtg Assoc CMO Series 1992-22 Class HC, 7.00% due 3/25/2007	20,184	20,190
Federal National Mtg Assoc CMO Series 1993-101 Class PJ, 7.00% due 6/25/2008	246,404	247,596
Federal National Mtg Assoc CMO Series 1993-122 Class D, 6.50% due 6/25/2023	96,289	96,761
Federal National Mtg Assoc CMO Series 1993-32 Class H, 6.00% due 3/25/2023	135,149	136,060
Federal National Mtg Assoc CPI Floating Rate Note, 5.459% due 2/17/2009	3,000,000	2,910,180
Federal National Mtg Assoc Remic Series 2006-B1 Class AB, 6.00% due 6/25/2016	4,710,884	4,737,596
Federal National Mtg Assoc, Pool # 008307, 8.00% due 5/1/2008	26,275	26,489
Federal National Mtg Assoc, Pool # 044003, 8.00% due 6/1/2017	43,930	46,346
Federal National Mtg Assoc, Pool # 050811, 7.50% due 12/1/2012	38,579	40,007
Federal National Mtg Assoc, Pool # 050832, 7.50% due 6/1/2013	50,263	52,008
Federal National Mtg Assoc, Pool # 076388, 9.25% due 9/1/2018	73,674	80,229
Federal National Mtg Assoc, Pool # 077725, 9.75% due 10/1/2018	16,610	17,168
Federal National Mtg Assoc, Pool # 100286, 7.50% due 8/1/2009	87,563	88,735
Federal National Mtg Assoc, Pool # 112067, 9.50% due 10/1/2016	51,387	56,277
Federal National Mtg Assoc, Pool # 156156, 8.50% due 4/1/2021	36,559	37,856
Federal National Mtg Assoc, Pool # 190555, 7.00% due 1/1/2014	34,920	36,062
Federal National Mtg Assoc, Pool # 190703, 7.00% due 3/1/2009	18,659	18,817
Federal National Mtg Assoc, Pool # 190836, 7.00% due 6/1/2009	47,583	48,085
Federal National Mtg Assoc, Pool # 250387, 7.00% due 11/1/2010	49,050	50,039
Federal National Mtg Assoc, Pool # 250481, 6.50% due 11/1/2015	5,330	5,412
Federal National Mtg Assoc, Pool # 251258, 7.00% due 9/1/2007	11,274	11,291
Federal National Mtg Assoc, Pool # 251759, 6.00% due 5/1/2013	80,467	81,696
Federal National Mtg Assoc, Pool # 252648, 6.50% due 5/1/2022	162,188	166,243
Federal National Mtg Assoc, Pool # 303383, 7.00% due 12/1/2009	28,907	29,106
Federal National Mtg Assoc, Pool # 312663, 7.50% due 6/1/2010	46,456	47,500
Federal National Mtg Assoc, Pool # 323706, 7.00% due 2/1/2009	51,243	51,568
Federal National Mtg Assoc, Pool # 334996, 7.00% due 2/1/2011	53,827	54,937
Federal National Mtg Assoc, Pool # 342947, 7.25% due 4/1/2024	336,144	349,229
Federal National Mtg Assoc, Pool # 345775, 8.50% due 12/1/2024	32,886	33,759
Federal National Mtg Assoc, Pool # 373942, 6.50% due 12/1/2008	24,658	25,189
Federal National Mtg Assoc, Pool # 382926, 7.37% due 12/1/2010	333,129	346,950
Federal National Mtg Assoc, Pool # 384243, 6.10% due 10/1/2011	609,522	621,394
Federal National Mtg Assoc, Pool # 384746, 5.86% due 2/1/2009	1,041,825	1,056,567
Federal National Mtg Assoc, Pool # 385714, 4.70% due 1/1/2010	3,131,355	3,092,250
Federal National Mtg Assoc, Pool # 406384, 8.25% due 12/1/2024	178,363	188,302
Federal National Mtg Assoc, Pool # 443909, 6.50% due 9/1/2018	196,366	202,455
Federal National Mtg Assoc, Pool # 460568, 5.20% due 12/1/2006	3,500,000	3,486,366
Federal National Mtg Assoc, Pool # 516363, 5.00% due 3/1/2014	168,214	166,243
Federal National Mtg Assoc, Pool # 555207, 7.00% due 11/1/2017	82,558	84,458
Government National Mtg Assoc CMO Series 2001-65 Class PG, 6.00% due 7/20/2028	602,370	600,240
Government National Mtg Assoc CMO Series 2002-67 Class VA, 6.00% due 3/20/2013	261,981	260,351
Government National Mtg Assoc, Pool # 000623, 8.00% due 9/20/2016	58,388	61,329
Government National Mtg Assoc, Pool # 016944, 7.50% due 5/15/2007	12,641	12,653
Government National Mtg Assoc, Pool # 369693, 7.00% due 1/15/2009	60,706	61,312
Government National Mtg Assoc, Pool # 409921, 7.50% due 8/15/2010	28,504	29,160
Government National Mtg Assoc, Pool # 410240, 7.00% due 12/15/2010	37,859	38,575
Government National Mtg Assoc, Pool # 410271, 7.50% due 8/15/2010	34,661	35,527
Government National Mtg Assoc, Pool # 410846, 7.00% due 12/15/2010	56,518	57,628
Government National Mtg Assoc, Pool # 430150, 7.25% due 12/15/2026	31,154	32,522
Government National Mtg Assoc, Pool # 453928, 7.00% due 7/15/2017	79,860	83,044
Government National Mtg Assoc, Pool # 780063, 7.00% due 9/15/2008	11,897	11,972
Government National Mtg Assoc, Pool # 780448, 6.50% due 8/15/2011	106,299	108,786

Certified Annual Report    29

SCHEDULE OF INVESTMENTS, CONTINUED

Thornburg Limited Term U.S. Government Fund	September 30, 2006

Issuer-Description	Principal Amount	Value
Overseas Private Investment Corp., 4.10% due 11/15/2014	$2,126,400	$2,048,319
Private Export Funding Corp., 5.685% due 5/15/2012	5,000,000	5,173,100
Private Export Funding Corp., 4.974% due 8/15/2013	2,700,000	2,708,446
Tennessee Valley Authority, 4.75% due 8/1/2013	3,000,000	2,966,946
Tennessee Valley Authority Principal Inflation Indexed, 3.375% due 1/15/2007	6,422,150	6,389,204
United States Department of Housing & Urban Development, 3.51% due 8/1/2008	850,000	827,360

TOTAL U.S. GOVERNMENT AGENCIES (Cost $ 78,381,936)		77,362,554

Short Term Investments — 3.59%
Federal Home Loan Bank - Discount Notes, 5.06% due 10/3/2006	5,500,000	5,498,454

TOTAL SHORT TERM INVESTMENTS (Cost $5,498,454)		5,498,454

TOTAL INVESTMENTS — 98.74% (Cost $ 155,053,417)		$151,082,258

OTHER ASSETS LESS LIABILITIES — 1.26%		1,929,506

NET ASSETS — 100.00%		$153,011,764

Footnote Legend

See notes to financial statements.

Portfolio Abbreviations

To simplify the listings of securities, abbreviations are used per the table below:

REMIC Real Estate Mortgage Investment Conduit

30    Certified Annual Report

SCHEDULE OF INVESTMENTS

Thornburg Limited Term Income Fund	September 30, 2006

CUSIPS: Class A - 885-215-509, CLASS C - 885-215-764, CLASS I - 885-215-681, CLASS R1 - 885-215-483

NASDAQ SYMBOLS: CLASS A - THIFX, CLASS C - THICX, CLASS I - THIIX, CLASS RI - THIRX

Issuer-Description	Credit Rating† Moody’s/S&P	Principal Amount	Value
U.S.Treasury Securities — 3.64%
United States Treasury Notes, 3.00% due 2/15/2008	Aaa/AAA	$4,000,000	$3,905,313
United States Treasury Notes, 4.75% due 11/15/2008	Aaa/AAA	1,500,000	1,502,109
United States Treasury Notes, 5.75% due 8/15/2010	Aaa/AAA	2,500,000	2,601,172
United States Treasury Notes, 3.625% due 5/15/2013	Aaa/AAA	5,000,000	4,725,781

TOTAL U.S.TREASURY SECURITIES (Cost $ 13,042,120)			12,734,375

U.S. Government Agencies — 5.51%
Federal Home Loan Bank, 4.875% due 5/15/2007	Aaa/AAA	150,000	149,590
Federal Home Loan Bank, 5.833% due 1/23/2008	Aaa/AAA	500,000	504,141
Federal Home Loan Bank, 5.785% due 4/14/2008	Aaa/AAA	75,000	75,737
Federal Home Loan Bank, 5.835% due 7/15/2008	Aaa/AAA	300,000	303,985
Federal Home Loan Bank, 5.085% due 10/7/2008	Aaa/AAA	250,000	250,335
Federal Home Loan Bank, 5.038% due 10/14/2008	Aaa/AAA	200,000	200,062
Federal Home Loan Bank, 5.365% due 12/11/2008	Aaa/AAA	75,000	75,547
Federal Home Loan Bank, 4.50% due 12/15/2008	Aaa/AAA	3,000,000	2,968,482
Federal Home Loan Bank, 5.985% due 4/9/2009	Aaa/AAA	85,000	86,953
Federal Home Loan Bank, 5.00% due 9/22/2009	Aaa/AAA	1,500,000	1,494,211
Federal Home Loan Bank Floating Rate Note, 4.58% due 2/22/2007	Aaa/AAA	1,370,000	1,368,494
Federal Home Loan Mtg Corp. CMO Series 2814 Class GB, 5.00% due 6/15/2019	Aaa/AAA	1,327,829	1,298,135
Federal Home Loan Mtg Corp. CMO Series 2821 Class YI, 5.50% due 9/15/2014	Aaa/AAA	671,205	669,895
Federal National Mtg Assoc, 3.50% due 12/28/2006	Aaa/AAA	325,000	323,583
Federal National Mtg Assoc, 5.185% due 11/1/2008	Aaa/AAA	451,591	450,413
Federal National Mtg Assoc, 6.00% due 12/1/2008	Aaa/AAA	46,278	46,985
Federal National Mtg Assoc, 8.00% due 12/1/2009	Aaa/AAA	24,821	25,553
Federal National Mtg Assoc, 7.00% due 3/1/2011	Aaa/AAA	30,782	31,373
Federal National Mtg Assoc, 6.42% due 4/1/2011	Aaa/AAA	2,348,809	2,375,127
Federal National Mtg Assoc, 5.095% due 12/1/2011	Aaa/AAA	124,852	124,520
Federal National Mtg Assoc, 7.491% due 8/1/2014	Aaa/AAA	34,125	35,000
Federal National Mtg Assoc CMO Series 2003-64 Class EC, 5.50% due 5/25/2030	Aaa/AAA	715,909	714,674
Federal National Mtg Assoc CPI Floating Rate Note, 5.459% due 2/17/2009	Aaa/AAA	5,000,000	4,850,300
Federal National Mtg Assoc, Pool # 460568, 5.20% due 12/1/2006	Aaa/AAA	800,000	796,884
Government National Mtg Assoc, Pool # 003007, 8.50% due 11/20/2015	Aaa/AAA	26,381	27,747
Government National Mtg Assoc, Pool # 827148, 5.375% due 2/20/2024	Aaa/AAA	39,086	39,734

TOTAL U.S. GOVERNMENT AGENCIES (Cost $ 19,562,014)			19,287,460

Asset Back Securities — 3.66%
Associates Manufactured Housing Trust 1996-1 A5, 7.60% due 3/15/2027	Aaa/AAA	78,572	78,831
GSR Mtg Loan Trust Series 2004-3F Class 2-A10, 3.218% due 2/25/2034	NR/AAA	840,071	791,934
Small Business Administration, 4.638% due 2/10/2015	NR/NR	3,067,561	2,981,829
Washington Mutual Series 02-AR10, Class-A6, 4.816% due 10/25/2032	Aaa/AAA	33,631	33,414
Washington Mutual Series 03-AR10, Class-A4, 4.062% due 10/25/2033	Aaa/AAA	1,583,274	1,567,804
Washington Mutual Series 03-AR12, Class-A4, 3.743% due 2/25/2034	Aaa/AAA	1,041,933	1,032,684
Washington Mutual Series 03-AR5, Class-A6, 3.695% due 6/25/2033	Aaa/AAA	3,200,000	3,119,829

Certified Annual Report    31

SCHEDULE OF INVESTMENTS, CONTINUED

Thornburg Limited Term Income Fund	September 30, 2006

Issuer-Description	Credit Rating† Moody’s/S&P	Principal Amount	Value
Washington Mutual Series 05-AR4, Class-A4b, 4.674% due 4/25/2035	Aaa/AAA	$830,000	$815,367
Wells Fargo Mortgage Backed Securities Series 2005-3 Class-A10, 5.50% due 5/25/2035	Aaa/NR	2,404,822	2,394,000

TOTAL ASSET BACK SECURITIES (Cost $ 13,090,624)			12,815,692

Corporate Bonds — 67.69%

BANKS — 3.01%

COMMERCIAL BANKS — 3.01%
Bank of America Corp., 4.375% due 12/1/2010	Aa2/AA-	1,675,000	1,627,783
Capital One Bank, 6.70% due 5/15/2008	A3/BBB	1,665,000	1,699,439
Capital One Bank, 6.15% due 9/1/2016	Baa2/BBB-	2,000,000	2,023,726
Fifth Third Bank, Cincinnati Ohio, 3.375% due 8/15/2008	Aa2/AA-	2,500,000	2,420,878
HSBC USA, Inc., 8.375% due 2/15/2007	Aa3/AA-	700,000	706,677
National Westminster Bank, 7.375% due 10/1/2009	Aa2/AA-	715,000	761,322
Nations Bank Corp., 7.23% due 8/15/2012	Aa2/AA-	250,000	270,378
Northern Trust Co., 6.25% due 6/2/2008	A1/A+	500,000	509,331
PNC Funding Corp., 6.875% due 7/15/2007	A3/A-	95,000	96,010
US Bank, 6.30% due 7/15/2008	Aa2/AA-	400,000	407,619

			10,523,163

CAPITAL GOODS — 4.76%

MACHINERY — 4.76%
Caterpillar Financial Services Corp., 6.40% due 2/15/2008	A2/A	250,000	251,918
Emerson Electric Co., 5.75% due 11/1/2011	A2/A	800,000	821,225
General American Railcar Corp., 6.69% due 9/20/2016	A3/AA-	201,444	215,233
Hubbell Inc., 6.375% due 5/15/2012	A3/A+	1,000,000	1,057,627
Illinois Tool Works, Inc., 5.75% due 3/1/2009	Aa3/AA	4,595,000	4,665,846
John Deere Capital Corp., 5.125% due 10/19/2006	A3/A-	450,000	449,942
John Deere Capital Corp. Floating Rate Note, 5.515% due 6/10/2008	A3/A-	4,415,000	4,423,146
Johnson Controls, Inc., 5.00% due 11/15/2006	Baa1/A-	1,000,000	998,984
Pentair, Inc., 7.85% due 10/15/2009	Baa3/BBB	1,000,000	1,064,651
Pitney Bowes, Inc., 4.625% due 10/1/2012	Aa3/A+	900,000	870,490
Pitney Bowes, Inc., 3.875% due 6/15/2013	Aa3/A+	2,000,000	1,836,568

			16,655,630

COMMERCIAL SERVICES & SUPPLIES — 2.52%

COMMERCIAL SERVICES & SUPPLIES — 2.52%
Science Applications International Corp., 6.75% due 2/1/2008	A3/A-	250,000	254,080
Science Applications International Corp., 6.25% due 7/1/2012	A3/A-	1,000,000	1,025,280
Valassis Communications, 6.625% due 1/15/2009	Baa3/BB	4,700,000	4,687,686
Waste Management, Inc., 6.875% due 5/15/2009	Baa3/BBB	725,000	753,239
Waste Management, Inc., 7.375% due 8/1/2010	Baa3/BBB	500,000	535,921
Waste Management, Inc., 6.50% due 11/15/2008	Baa3/BBB	1,000,000	1,023,940
WMX Technologies, Inc., 7.00% due 10/15/2006	Baa3/BBB	550,000	550,227

			8,830,373

32    Certified Annual Report

SCHEDULE OF INVESTMENTS, CONTINUED

Thornburg Limited Term Income Fund	September 30, 2006

Issuer-Description	Credit Rating† Moody’s/S&P	Principal Amount	Value
DIVERSIFIED FINANCIALS — 25.17%

CAPITAL MARKETS — 7.23%
Bear Stearns Co., Inc., 4.50% due 10/28/2010	A1/A	$1,500,000	$1,459,791
Jefferies Group, Inc. Senior Note Series B, 7.50% due 8/15/2007	Baa1/BBB+	2,600,000	2,630,225
Legg Mason Mortgage Capital Corp., 7.161% due 6/1/2009	NR/NR	1,714,286	1,714,286
Lehman Brothers Holdings, Inc., 3.50% due 8/7/2008	A1/A+	700,000	679,301
Lehman Brothers Holdings, Inc. CPI Floating Rate Note, 6.32% due 5/12/2014	A1/A+	5,190,000	4,973,681
Merrill Lynch & Co. CPI Floating Rate Note, 5.48% due 3/2/2009	Aa3/A+	3,000,000	2,914,050
Merrill Lynch & Co. CPI Floating Rate Note, 6.37% due 5/5/2014	Aa3/A+	1,000,000	961,610
Merrill Lynch & Co. CPI Floating Rate Note, 5.12% due 3/12/2007	Aa3/A+	5,000,000	4,961,100
Morgan Stanley Group, Inc., 5.623% due 1/18/2008	Aa3/A+	5,000,000	5,008,500

CONSUMER FINANCE — 4.77%
SLM Corp. CPI Floating Rate Note, 6.44% due 1/31/2014	A2/A	9,500,000	9,100,905
SLM Corp. CPI Floating Rate Note, 5.52% due 3/2/2009	A2/A	3,000,000	2,900,100
SLM Corp. Floating Rate Note, 5.495% due 9/15/2008	A2/A	1,675,000	1,675,340
SLM Corp. Floating Rate Note, 5.695% due 7/25/2008	A2/A	3,000,000	3,010,083

DIVERSIFIED FINANCIAL SERVICES — 13.17%
American General Finance Corp., 4.625% due 9/1/2010	A1/A+	200,000	195,181
Berkshire Hathaway Finance Corp. Senior Note, 4.625% due 10/15/2013	Aaa/AAA	1,000,000	962,911
General Electric Capital Corp., 7.75% due 6/9/2009	Aaa/AAA	200,000	211,907
General Electric Capital Corp., 4.25% due 12/1/2010	Aaa/AAA	2,000,000	1,937,530
General Electric Capital Corp., 7.375% due 1/19/2010	Aaa/AAA	400,000	426,713
General Electric Capital Corp., 5.00% due 2/15/2007	Aaa/AAA	2,900,000	2,896,416
General Electric Capital Corp., 4.375% due 11/21/2011	Aaa/AAA	1,500,000	1,445,744
General Electric Capital Corp. Floating Rate Note, 4.80% due 5/30/2008	Aaa/AAA	494,000	484,582
General Electric Capital Corp. Floating Rate Note, 5.51% due 12/15/2009	Aaa/AAA	1,000,000	1,002,817
General Electric Capital Corp. Floating Rate Note, 4.564% due 3/2/2009	Aaa/AAA	5,000,000	4,900,000
Household Finance Corp., 5.75% due 1/30/2007	Aa3/AA-	400,000	400,488
Household Finance Corp., 6.40% due 9/15/2009	Aa3/AA-	400,000	406,138
Household Finance Corp. CPI Floating Rate Note, 5.52% due 8/10/2009	Aa3/AA-	5,000,000	4,769,550
International Lease Finance Corp., 4.55% due 10/15/2009	A1/AA-	2,500,000	2,450,082
International Lease Finance Corp., 5.00% due 9/15/2012	A1/AA-	4,000,000	3,928,472
International Lease Finance Corp. Floating Rate Note, 5.907% due 1/15/2010	A1/AA-	4,050,000	4,079,205
JP Morgan Chase Co., 4.50% due 11/15/2010	Aa3/A+	1,465,000	1,428,898
JP Morgan Chase Co. CPI Floating Rate Note, 5.88% due 6/28/2009	Aa3/A+	5,000,000	4,869,950
Principal Financial Group Australia, 8.20% due 8/15/2009	A2/A	700,000	752,932
Toyota Motor Credit Corp., 2.875% due 8/1/2008	Aaa/AAA	800,000	768,530
Toyota Motor Credit Corp., 4.35% due 12/15/2010	Aaa/AAA	800,000	779,095
Toyota Motor Credit Corp., 2.70% due 1/30/2007	Aaa/AAA	3,300,000	3,271,613
Toyota Motor Credit Corp., 4.25% due 3/15/2010	Aaa/AAA	3,450,000	3,351,758
US Central Credit Union, 2.75% due 5/30/2008	Aa1/AAA	375,000	360,039

			88,069,523

ENERGY — 2.74%

ENERGY EQUIPMENT & SERVICES — 2.58%
Central Power & Light Co., 7.125% due 2/1/2008	Baa1/BBB	2,000,000	2,044,902
Commonwealth Edison Co., 4.74% due 8/15/2010	Baa2/A-	975,000	955,455
El Paso Corp., 7.00% due 5/15/2011	B2/B	700,000	704,375
Enterprise Products Participating LP, 7.50% due 2/1/2011	Baa3/BB+	250,000	266,612
Louis Dreyfus Natural Gas Corp., 6.875% due 12/1/2007	Baa1/BBB	290,000	294,525
Murphy Oil Corp., 6.375% due 5/1/2012	Baa2/BBB	750,000	774,272

Certified Annual Report    33

SCHEDULE OF INVESTMENTS, CONTINUED

Thornburg Limited Term Income Fund	September 30, 2006

Issuer-Description	Credit Rating† Moody’s/S&P	Principal Amount	Value
Panenergy Corp., 7.00% due 10/15/2006	Baa3/BBB-	$1,100,000	$1,100,189
Phillips Petroleum Co., 9.375% due 2/15/2011	A1/A-	900,000	1,040,362
Phillips Petroleum Co., 8.75% due 5/25/2010	A1/A-	250,000	279,188
Questar Pipeline Co., 6.05% due 12/1/2008	A2/A-	425,000	431,189
Smith International Inc. Senior Note, 7.00% due 9/15/2007	Baa1/BBB+	600,000	608,975
Sonat, Inc., 7.625% due 7/15/2011	B2/B	500,000	512,500

OIL, GAS & CONSUMABLE FUELS — 0.16%
Occidental Petroleum Corp., 10.125% due 9/15/2009	A3/A-	315,000	356,716
Union Oil Co. California, 7.90% due 4/18/2008	A1/BBB+	200,000	209,118

			9,578,378

FOOD & DRUG RETAILING — 0.09%

FOOD & STAPLES RETAILING — 0.09%
General Mills, 5.50% due 1/12/2009	Baa1/BBB+	300,000	301,247

			301,247

FOOD BEVERAGE & TOBACCO — 1.79%

BEVERAGES — 0.97%
Anheuser Busch Co., Inc., 4.375% due 1/15/2013	A1/A+	2,000,000	1,910,458
Anheuser Busch Co., Inc., 5.625% due 10/1/2010	A1/A+	1,150,000	1,173,206
Coca Cola Co., 5.75% due 3/15/2011	Aa3/A+	200,000	204,948
Conagra, Inc., 7.875% due 9/15/2010	Baa2/BBB+	100,000	108,760

FOOD PRODUCTS — 0.82%
Diageo Finance BV, 3.00% due 12/15/2006	A3/A-	925,000	920,641
Sara Lee Corp., 6.00% due 1/15/2008	Baa1/BBB+	900,000	902,948
Sysco International Co., 6.10% due 6/1/2012	A1/A+	1,000,000	1,040,404

			6,261,365

HOUSEHOLD & PERSONAL PRODUCTS — 0.66%

PERSONAL PRODUCTS — 0.66%
Procter & Gamble Co., 4.75% due 6/15/2007	Aa3/AA-	350,000	348,909
Procter & Gamble Co., 4.30% due 8/15/2008	Aa3/AA-	2,000,000	1,972,754

			2,321,663

INSURANCE — 8.46%

INSURANCE — 8.46%
AIG Sunamerica Global Financing, 5.10% due 1/17/2007	Aa2/AA+	800,000	799,291
Allstate Corp., 5.375% due 12/1/2006	A1/A+	900,000	899,779
Allstate Life Global Funding, CPI Floating Rate Note, 5.17% due 4/2/2007	Aa2/AA	5,000,000	4,961,450
Hartford Financial Services Group, Inc. Senior Note, 4.625% due 7/15/2013	A2/A	1,000,000	956,239
Hartford Life, Inc., 7.10% due 6/15/2007	A2/A	300,000	303,451
Liberty Mutual Group, Inc., 5.75% due 3/15/2014	Baa3/BBB	1,000,000	983,408
Lincoln National Corp., 4.75% due 2/15/2014	A3/A+	1,000,000	950,898
Metlife, Inc., 5.25% due 12/1/2006	A2/A	450,000	449,795
Old Republic International Corp., 7.00% due 6/15/2007	Aa3/A+	1,800,000	1,811,464
Pacific Life Global Funding CPI Floating Rate Note, 6.33% due 2/6/2016	Aa3/AA	8,000,000	7,625,440
Principal Life Global Funding, 4.40% due 10/1/2010	Aa2/AA	4,000,000	3,866,396

34    Certified Annual Report

SCHEDULE OF INVESTMENTS, CONTINUED

Thornburg Limited Term Income Fund	September 30, 2006

Issuer-Description	Credit Rating† Moody’s/S&P	Principal Amount	Value
Principal Life Income Funding Floating Rate Note, 6.20% due 4/1/2016	Aa2/AA	$5,000,000	$4,648,450
Unumprovident Corp., 7.625% due 3/1/2011	Ba1/BB+	1,257,000	1,341,048

			29,597,109

MATERIALS — 1.27%

CHEMICALS — 1.27%
Chevron Phillips Chemical, 7.00% due 3/15/2011	Baa1/BBB+	500,000	528,205
Chevron Phillips Chemical, 5.375% due 6/15/2007	Baa1/BBB+	75,000	74,908
Chevrontexaco Capital Co., 3.50% due 9/17/2007	Aa2/AA	1,400,000	1,378,252
Dow Chemical Co., 5.75% due 12/15/2008	A3/A-	350,000	354,030
E.I. du Pont de Nemours & Co., 4.75% due 11/15/2012	A2/A	1,000,000	968,808
E.I. du Pont de Nemours & Co., 4.125% due 3/6/2013	A2/A	325,000	303,370
Hoechst Celanese Corp., 7.125% due 3/15/2009	B3/NR	200,000	202,844
Lubrizol Corp. Senior Note, 5.875% due 12/1/2008	Baa3/BBB-	635,000	640,511

			4,450,928

MEDIA — 1.45%

MEDIA — 1.45%
AOL Time Warner, Inc., 6.75% due 4/15/2011	Baa2/BBB+	750,000	784,411
E W Scripps Co. Ohio, 5.75% due 7/15/2012	A2/A	80,000	80,562
New York Times Co., 4.625% due 6/25/2007	Baa1/A-	300,000	298,630
Scholastic Corp., 5.75% due 1/15/2007	Ba2/BB	762,000	760,935
Thomson Corp., 4.25% due 8/15/2009	A3/A-	2,900,000	2,814,896
Time Warner, Inc., 8.05% due 1/15/2016	Baa2/BBB+	200,000	224,538
Tribune Co., 6.875% due 11/1/2006	Ba1/BB+	125,000	125,068

			5,089,040

MISCELLANEOUS — 1.38%

MISCELLANEOUS — 1.02%
Stanford University, 5.85% due 3/15/2009	Aaa/NR	3,500,000	3,566,608
YANKEE — 0.36%
Kreditanstalt Fur Wiederaufbau, 3.25% due 7/16/2007	Aaa/AAA	435,000	427,281
Nova Scotia Province Canada, 5.75% due 2/27/2012	A1/A+	500,000	515,541
Ontario Province Canada, 3.282% due 3/28/2008	Aa2/AA	335,000	325,804

			4,835,234

PHARMACEUTICALS & BIOTECHNOLOGY — 1.85%

BIOTECHNOLOGY — 1.85%
Abbott Labs, 6.40% due 12/1/2006	A1/AA	1,000,000	1,001,286
Abbott Labs, 3.75% due 3/15/2011	A1/AA	500,000	472,289
Tiers Inflation Linked Trust Series Wyeth 2004 21 Trust Certificate CPI Floating Rate Note, 6.017% due 2/1/2014
	Baa1/A	5,450,000	5,010,512

			6,484,087

Certified Annual Report    35

SCHEDULE OF INVESTMENTS, CONTINUED

Thornburg Limited Term Income Fund	September 30, 2006

Issuer-Description	Credit Rating† Moody’s/S&P	Principal Amount	Value
RETAILING — 2.18%

DISTRIBUTORS — 0.03%
Dayton Hudson Corp., 9.625% due 2/1/2008	A1/A+	$100,000	$104,915

MULTILINE RETAIL — 1.55%
Costco Wholesale Corp., 5.50% due 3/15/2007	A2/A	500,000	499,594
Wal-Mart Stores, Inc., 6.875% due 8/10/2009	Aa2/AA	900,000	942,506
Wal-Mart Stores, Inc., 4.125% due 2/15/2011	Aa2/AA	3,735,000	3,595,670
Wal-Mart Stores, Inc., 1992-A1 Pass Through Certificate, 7.49% due 6/21/2007	Aa2/AA	115,697	117,060
Wal-Mart Stores, Inc., Pass Through Certificate, 8.57% due 1/2/2010	Aa2/AA	250,573	257,961

SPECIALTY RETAIL — 0.60%
Home Depot, Inc., 4.625% due 8/15/2010	Aa3/AA	2,135,000	2,095,142

			7,612,848

SOFTWARE & SERVICES — 1.72%

INTERNET SOFTWARE & SERVICES — 1.27%
Electronic Data Systems Corp., 7.125% due 10/15/2009	Ba1/BBB-	2,500,000	2,614,823
Electronic Data Systems Corp., 6.50% due 8/1/2013	Ba1/BBB-	1,000,000	1,014,426
Reynolds & Reynolds, 7.00% due 12/15/2006	A3/BBB	800,000	798,737
IT SERVICES — 0.45%
First Data Corp., 4.95% due 6/15/2015	A2/A	1,640,000	1,583,669

			6,011,655

TECHNOLOGY HARDWARE & EQUIPMENT — 4.80%

COMPUTERS & PERIPHERALS — 4.51%
Computer Sciences Corp., 6.25% due 3/15/2009	A3/A-	300,000	304,288
Computer Sciences Corp., 7.375% due 6/15/2011	A3/A-	1,317,000	1,409,987
Computer Sciences Corp., 3.50% due 4/15/2008	A3/A-	2,000,000	1,941,650
First Data Corp., 5.625% due 11/1/2011	A2/A	5,900,000	6,018,702
First Data Corp., 6.375% due 12/15/2007	A2/A	110,000	110,912
International Business Machines, 4.875% due 10/1/2006	A1/A+	500,000	500,000
International Business Machines, 4.25% due 9/15/2009	A1/A+	1,000,000	978,674
International Business Machines, 2.375% due 11/1/2006	A1/A+	2,825,000	2,818,751
Jabil Circuit, Inc., 5.875% due 7/15/2010	Baa3/BBB-	500,000	504,507
Oracle Corp., 6.91% due 2/15/2007	A3/A-	1,200,000	1,205,684

TECHNOLOGY HARDWARE & EQUIPMENT — 0.29%
Cisco Systems, Inc., 5.25% due 2/22/2011	A1/A+	1,000,000	1,004,209

			16,797,364

TELECOMMUNICATION SERVICES — 0.69%

DIVERSIFIED TELECOMMUNICATION SERVICES — 0.69%
Cingular Wireless, 5.625% due 12/15/2006	Baa1/A	900,000	900,021
Verizon Wireless Capital LLC, 5.375% due 12/15/2006	A2/A	1,500,000	1,499,464

			2,399,485

36    Certified Annual Report

SCHEDULE OF INVESTMENTS, CONTINUED

Thornburg Limited Term Income Fund	September 30, 2006

Issuer-Description	Credit Rating† Moody’s/S&P	Principal Amount	Value
TRANSPORTATION — 0.47%

AIRLINES — 0.41%
Continental Airlines Pass Through Certificate Series 1997 4 Class-4A, 6.90% due 1/2/2018	Baa3/BBB+	$178,655	$183,905
Delta Air Lines, Inc. EETC Series 2001-1 Class-A, 6.619% due 3/18/2011	Ba2/BB+	216,629	216,368
Southwest Airlines Co., 7.875% due 9/1/2007	Baa1/A	1,012,000	1,032,104

ROAD & RAIL — 0.06%
CSX Corp., 7.45% due 5/1/2007	Baa2/BBB	225,000	227,500

			1,659,877

UTILITIES — 2.68%

ELECTRIC UTILITIES — 2.12%
Appalachian Power Co., 6.60% due 5/1/2009 (Insured: MBIA)	Aaa/AAA	175,000	180,880
Gulf Power Co., 4.35% due 7/15/2013	A2/A	925,000	872,755
Minnesota Power & Light Co., 7.00% due 2/15/2007	Baa1/A	900,000	903,574
Northern Border Pipeline Co., 6.25% due 5/1/2007	A3/A-	120,000	120,517
Northern States Power Co., 4.75% due 8/1/2010	A2/A-	2,825,000	2,776,520
PSI Energy, Inc., 7.85% due 10/15/2007	Baa1/BBB	500,000	512,010
Texas Eastern Transmission Corp. Senior Note, 5.25% due 7/15/2007	Baa1/BBB	525,000	523,015
Wisconsin Energy Corp., 5.50% due 12/1/2008	A3/BBB+	350,000	351,957
Wisconsin Public Service Corp., 6.125% due 8/1/2011	Aa2/A+	1,150,000	1,194,829

GAS UTILITIES — 0.28%
Southern California Gas Co., 4.375% due 1/15/2011	A1/A+	225,000	217,783
Texas Municipal Gas Corp., 2.60% due 7/1/2007 (Insured: FSA)	Aaa/AAA	770,000	762,423

MULTI-UTILITIES — 0.28%
Madison Gas & Electric Co., 6.02% due 9/15/2008	Aa3/AA-	950,000	962,940

			9,379,203

TOTAL CORPORATE BONDS (Cost $ 239,976,220)			236,858,172

Taxable Municipal Bonds — 12.13%
American Campus Properties Student Housing, 7.38% due 9/1/2012 (Insured: MBIA)	Aaa/AAA	3,515,000	3,758,906
American Fork City Utah Sales, 4.89% due 3/1/2012 (Insured: FSA)	Aaa/AAA	300,000	296,994
American Fork City Utah Sales, 5.07% due 3/1/2013 (Insured: FSA)	Aaa/AAA	120,000	119,540
Arkansas Electric Coop Corp., 7.33% due 6/30/2008	A2/AA-	78,000	78,667
Bessemer Alabama Water Revenue Taxable Warrants Series B, 7.375% due 7/1/2008 (Insured: FSA)	Aaa/AAA	430,000	439,094
Brockton MA Taxable Economic Development Series A, 6.45% due 5/1/2017 (Insured: FGIC)	Aaa/AAA	150,000	159,725
Burbank California Waste Disposal Revenue, 5.29% due 5/1/2007 (Insured: FSA)	Aaa/AAA	370,000	369,623
Burbank California Waste Disposal Revenue, 5.48% due 5/1/2008 (Insured: FSA)	Aaa/AAA	310,000	311,293
Cleveland Cuyahoga County Ohio, 6.10% due 5/15/2013	NR/BBB+	1,650,000	1,595,236
Cook County Illinois School District 083, 4.625% due 12/1/2010 (Insured: FSA)	Aaa/NR	250,000	244,910
Cook County Illinois School District 083, 4.875% due 12/1/2011 (Insured: FSA)	Aaa/NR	150,000	147,803
Denver City & County Special Facilities Taxable Refunding & Improvement Series B,
7.15% due 1/1/2008 (Insured: MBIA)	Aaa/AAA	900,000	920,088
Elkhart Indiana Redevelopment District Revenue, 4.80% due 6/15/2011	NR/NR	240,000	229,258
Elkhart Indiana Redevelopment District Revenue, 4.80% due 12/15/2011	NR/NR	245,000	233,039
Elkhart Indiana Redevelopment District Revenue, 5.05% due 12/15/2012	NR/NR	515,000	491,974
Elkhart Indiana Redevelopment District Revenue, 5.25% due 12/15/2013	NR/NR	540,000	514,096

Certified Annual Report    37

SCHEDULE OF INVESTMENTS, CONTINUED

Thornburg Limited Term Income Fund	September 30, 2006

Issuer-Description	Credit Rating† Moody’s/S&P	Principal Amount	Value
Grant County Washington Water Public Utility District 2 Series Z, 5.14% due 1/1/2014 (Insured: FGIC)	Aaa/AAA	$1,015,000	$1,011,884
Green Bay Wisconsin Series B, 4.875% due 4/1/2011 (Insured: MBIA)	Aaa/NR	365,000	361,007
Hancock County Mississippi, 4.20% due 8/1/2008 (Insured: MBIA)	Aaa/NR	305,000	299,595
Hancock County Mississippi, 4.80% due 8/1/2010 (Insured: MBIA)	Aaa/NR	245,000	241,795
Hancock County Mississippi, 4.90% due 8/1/2011 (Insured: MBIA)	Aaa/NR	315,000	311,642
Hanover Pennsylvania Area School District Taxable Notes Series B, 4.47% due 3/15/2013 (Insured: FSA)	Aaa/AAA	1,385,000	1,340,417
Jefferson County Texas Navigation Taxable Refunding, 5.50% due 5/1/2010 (Insured: FSA)	Aaa/NR	500,000	503,500
Jefferson Franklin, Etc. Counties Illinois Community College District 521, 3.625% due 1/1/2007 (Insured: FSA)	Aaa/NR	300,000	298,788
Jersey City New Jersey Municipal Utilities Authority, 3.72% due 5/15/2009 (Insured: MBIA)	Aaa/AAA	575,000	556,088
Kendall Kane County Illinois School 308, 5.50% due 10/1/2011 (Insured: FGIC)	Aaa/NR	365,000	371,377
Los Angeles County California Metropolitan Transport, 4.56% due 7/1/2010 (Insured:AMBAC)	Aaa/AAA	2,775,000	2,726,021
Los Angeles County California Pension Series C, 0% due 6/30/2008 (Insured: MBIA)	Aaa/AAA	300,000	273,342
Maryland State Economic Development Corp., 7.25% due 6/1/2008 (Maryland Tech Development Center Project)	NR/NR	195,000	197,781
Missouri State Development Finance Board Series A, 5.45% due 3/1/2011 (Crackerneck Creek Project)	NR/A+	1,090,000	1,094,186
Montgomery County Maryland Revenue Authority, 5.00% due 2/15/2012	Aa2/AA+	100,000	99,288
Multnomah County Oregon School District 1J Refunding Taxable, 4.191% due 6/15/2008	A2/A-	650,000	637,429
New Jersey Health Care Facilities Financing, 10.75% due 7/1/2010 (ETM)	NR/NR	375,000	420,836
New Jersey Health Care Facilities Financing, 7.70% due 7/1/2011 (Insured: Connie Lee)	NR/AAA	110,000	115,315
New Rochelle New York Industrial Development Agency, 7.15% due 10/1/2014	Aa2/A+	140,000	149,265
New York Environmental Facilities, 5.85% due 3/15/2011	NR/AA-	3,500,000	3,610,495
New York State Housing Finance, 4.46% due 8/15/2009	Aa1/NR	345,000	337,986
New York State Urban Development Corp., 4.75% due 12/15/2011	NR/AAA	1,400,000	1,380,862
Newark New Jersey, 4.70% due 4/1/2011 (Insured: MBIA)	Aaa/NR	845,000	829,883
Newark New Jersey, 4.90% due 4/1/2012 (Insured: MBIA)	Aaa/NR	1,225,000	1,210,190
Niagara Falls New York Public Water, 4.30% due 7/15/2010 (Insured: MBIA)	Aaa/AAA	360,000	351,014
Northwest Open Access Network Washington Revenue, 6.18% due 12/1/2008 (Insured:AMBAC)	Aaa/AAA	1,600,000	1,632,656
Ohio State Petroleum Underground Storage, 6.75% due 8/15/2008 (Insured: MBIA)	Aaa/AAA	445,000	445,392
Ohio State Taxable Development Assistance Series A, 4.88% due 10/1/2011 (Insured: MBIA)	Aaa/AAA	550,000	544,709
Port Walla Walla Revenue, 5.30% due 12/1/2009	NR/NR	235,000	230,615
Providence Rhode Island, 5.59% due 1/15/2008 (Insured: FGIC)	Aaa/AAA	340,000	341,965
Santa Fe County NM Charter School Taxable Series B, 7.55% due 1/15/2010 (ATC Foundation Project)	NR/NR	190,000	190,186
Short Pump Town Center Community Development, 6.26% due 2/1/2009	NR/NR	1,000,000	1,007,960
Sisters Providence Obligation Group Direct Obligation Notes Series 1997, 7.47% due 10/1/2007	Aa2/AA	1,805,000	1,835,721
Springfield City School District Tax Anticipation Notes, 6.35% due 12/1/2010 (Insured:AMBAC)	Aaa/NR	1,400,000	1,434,692
Springfield City School District Tax Anticipation Notes, 6.40% due 12/1/2011 (Insured:AMBAC)	Aaa/NR	1,500,000	1,546,320
Tazewell County Illinois Community High School, 5.20% due 12/1/2011 (Insured: FSA)	Aaa/NR	355,000	356,569
Tennessee State Taxable Series B, 6.00% due 2/1/2013	Aa2/AA	500,000	518,165
Texas State Public Finance Authority Revenue, 3.125% due 6/15/2007	Aa2/AA	400,000	394,124
Texas Tech University Revenue, 6.00% due 8/15/2011 (Insured: MBIA)	Aaa/AAA	245,000	254,401
University of Illinois Revenue, 6.35% due 4/1/2011 (Insured: FGIC)	Aaa/AAA	1,000,000	1,049,750
Victor New York, 9.20% due 5/1/2014	NR/NR	1,250,000	1,291,700
Virginia Housing Development Authority Taxable Rental Housing Series I, 7.30% due 2/1/2008	Aa1/AA+	505,000	516,201
Wisconsin State General Revenue, 4.80% due 5/1/2013 (Insured: FSA)	Aaa/AAA	200,000	196,230

TOTAL TAXABLE MUNICIPAL BONDS (Cost $42,638,968)			42,427,588

38    Certified Annual Report

SCHEDULE OF INVESTMENTS, CONTINUED

Thornburg Limited Term Income Fund	September 30, 2006

Issuer-Description	Credit Rating† Moody’s/S&P	Principal Amount	Value
Short Term Investments — 6.86%
Abbey National, 5.16% due 10/10/2006	Prim1/A-1+	$9,000,000	$8,988,390
UBS Finance, 5.19% due 10/5/2006	Prim1/A-1+	10,000,000	9,994,234
UBS Finance, 5.23% due 10/3/2006	Prim1/A-1+	5,000,000	4,998,548

TOTAL SHORT TERM INVESTMENTS (Cost $ 23,981,171)			23,981,172

TOTAL INVESTMENTS — 99.49% (Cost $ 352,291,117)			$348,104,459

OTHER ASSETS LESS LIABILITIES — 0.51%			1,793,294

NET ASSETS — 100.00%			$349,897,753

Footnote Legend

†	Credit ratings are unaudited. Rating changes may have occurred prior to or subsequent to the reporting period end. See notes to financial statements.

Portfolio Abbreviations

To simplify the listings of securities, abbreviations are used per the table below:

AMBAC	Insured by American Municipal Bond Assurance Corp.
ETM	Escrowed to Maturity
FGIC	Insured by Financial Guaranty Insurance Co.
FSA	Insured by Financial Security Assurance Co.
MBIA	Insured by Municipal Bond Investors Assurance

Ratings are a blend of Moody’s and Standard & Poor’s, using the higher rating. Some bonds are rated by only one service.

Certified Annual Report    39

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Thornburg Limited Term Income Funds

To the Trustees and Shareholders of

Thornburg Limited Term U.S. Government Fund

Thornburg Limited Term Income Fund

In our opinion, the accompanying statements of assets and liabilities, including the schedules of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Thornburg Limited Term U.S. Government Fund and Thornburg Limited Term Income Fund (separate portfolios of Thornburg Investment Trust, hereafter referred to as the “Funds”) at September 30, 2006, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period then ended and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at September 30, 2006 by correspondence with the custodian, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

New York, New York

November 16, 2006

40    Certified Annual Report

EXPENSE EXAMPLE

Thornburg Limited Term Income Funds	September 30, 2006 (Unaudited)

As a shareholder of the Fund, you incur two types of costs:

(1)	transaction costs, including

(a) sales charges (loads) on purchase payments, for Class A Shares;

(b) a deferred sales charge on redemptions of any part or all of a purchase of $1 million of Class A shares within 12 months of purchase;

(c) a deferred sales charge on redemptions of Class C shares within 12 months of purchase;

(2)	ongoing costs, including management fees; distribution and/or service (12b-1) fees; and other Fund expenses.

This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested on March 31, 2006 and held until September 30, 2006.

Actual Expenses

The first line of the table at right provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table at right provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value 3/31/06	Ending Account Value 9/30/06	Expenses Paid During Period† 3/31/06–9/30/06
U.S. Government Fund
Class A Shares
Actual	$1,000	$1,026.00	$4.96
Hypothetical*	$1,000	$1,020.17	$4.95

Class B Shares
Actual	$1,000	$1,017.40	$12.67
Hypothetical*	$1,000	$1,012.51	$12.64

Class C Shares
Actual	$1,000	$1,024.50	$6.39
Hypothetical*	$1,000	$1,018.76	$6.37

Class I Shares
Actual	$1,000	$1,027.60	$3.40
Hypothetical*	$1,000	$1,021.71	$3.39

Class R1 Shares
Actual	$1,000	$1,025.90	$5.03
Hypothetical*	$1,000	$1,020.11	$5.01

Income Fund
Class A Shares
Actual	$1,000	$1,026.00	$5.03
Hypothetical*	$1,000	$1,020.10	$5.01

Class C Shares
Actual	$1,000	$1,024.80	$6.29
Hypothetical*	$1,000	$1,018.86	$6.27

Class I Shares
Actual	$1,000	$1,027.70	$3.37
Hypothetical*	$1,000	$1,021.74	$3.36

Class RI Shares
Actual	$1,000	$1,026.00	$5.03
Hypothetical*	$1,000	$1,020.11	$5.01

†	Thornburg Limited Term U.S. Government Fund expenses are equal to the annualized expense ratio for each class (A: 0.98%; B: 2.51%; C: 1.26%; I: 0.67%; and R1: 0.99%) multiplied by the average account value over the period, multiplied by 183/365 to reflect the one-half year period. Thornburg Limited Term Income Fund expenses are equal to the annualized expense ratio for each class (A: 0.99%; C: 1.24%; I: 0.66%; and R1: 0.99%) multiplied by the average account value over the period, multiplied by 183/365 to reflect the one-half year period.
*	Hypothetical assumes a rate of return of 5% per year before expenses.

change fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Certified Annual Report    41

INDEX COMPARISON

Thornburg Limited Term U.S. Government Fund	September 30, 2006 (Unaudited)

GROWTH OF A HYPOTHETICAL $10,000 INVESTMENT

Thornburg Limited Term U.S. Government Fund Class A Total Returns, versus

Lehman Brothers Intermediate Government Bond Index and Consumer Price Index

(November 30, 1987 to September 30, 2006)

AVERAGE ANNUAL TOTAL RETURNS

For the periods ended September 30, 2006 (with sales charge)

	1Yr	5Yrs	10 Yrs	Since Inception
A Shares (Incep: 11/16/87)	1.37%	2.98%	4.80%	5.96%
B Shares (Incep: 11/1/02)	(3.67)%	N/A	N/A	0.30%
C Shares (Incep: 9/1/94)	2.10%	2.97%	4.60%	4.88%
R1 Shares (Incep: 7/1/03)	2.86%	N/A	N/A	1.54%

FUND ATTRIBUTES

as of September 30, 2006

	Annualized Dist. Rate (@NAV)	SEC Yield	NAV	Maximum Offering Price
A Shares (Incep: 11/16/87)	3.09%	3.69%	$12.75	$12.94
B Shares (Incep: 11/1/02)	1.55%	2.20%	$12.72	$12.72
C Shares (Incep: 9/1/94)	2.71%	3.33%	$12.83	$12.83
R1 Shares (Incep: 7/1/03)	3.04%	3.69%	$12.76	$12.76

Performance data reflect past performance, which is no guarantee of future results. The performance data and graph do not reflect the deduction of taxes that a shareholder would pay on distributions or the redemption of Fund shares.

For the U.S. Government Fund, returns reflect the reinvestment of dividends and capital gains as well as applicable sales charges. Class A shares are sold with a maximum sales charge of 1.50%. Class B shares are sold with a contingent deferred sales charge (CDSC) that declines from 5.00% to 0% depending upon the period of time the shares are held. Class B shares will automatically convert to Class A shares on a quarterly basis approximately eight years after purchase. Class C shares include a 0.50% CDSC for the first year only. There is no up front sales charge for Class R1 shares.

The Lehman Brothers Intermediate Government Bond Index is an unmanaged market-weighted index generally representative of all public obligations of the U.S. Government, its agencies and instrumentalities having maturities of up to ten years.

The SEC Yield is computed in accordance with SEC standards measuring the net investment income per share over a specified 30-day period expressed as a percentage of the maximum offering price of the Funds’ shares at the end of the period.

The distribution rate is calculated by taking the sum of the month’s total distribution factors and dividing this sum by a 30-day period and annualizing to 360-day year.The value is then divided by the ending Net Asset Value (NAV) to arrive at the annualized distribution yield.The yield is calculated on a periodic basis and is subject to change depending on the Funds’ NAV and current distributions.

Shares are not guaranteed by the U.S. Government.

42    Certified Annual Report

INDEX COMPARISON

Thornburg Limited Term Income Fund	September 30, 2006 (Unaudited)

GROWTH OF A HYPOTHETICAL $10,000 INVESTMENT

Thornburg Limited Term Income Fund Class A Total Returns versus

Lehman Brothers Intermediate Government/Credit Index and Consumer Price Index

(October 1, 1992 to September 30, 2006)

AVERAGE ANNUAL TOTAL RETURNS

For the periods ended September 30, 2006 (with sales charge)

	1Yr	5Yrs	10 Yrs	Since Inception

A Shares (Incep: 10/1/92)	1.42%	3.46%	5.06%	5.45%
C Shares (Incep: 9/1/94)	2.21%	3.46%	4.86%	5.27%
R1 Shares (Incep: 7/1/03)	2.97%	N/A	N/A	2.16%

FUND ATTRIBUTES

as of September 30, 2006

	Annualized Dist. Rate (@NAV)	SEC Yield	NAV	Maximum Offering Price
A Shares (Incep: 10/1/92)	4.31%	4.34%	$12.37	$12.56
C Shares (Incep: 9/1/94)	4.06%	4.17%	$12.35	$12.35
R1 Shares (Incep: 7/1/03)	4.31%	4.41%	$12.38	$12.38

Performance data reflect past performance, which is no guarantee of future results. The performance data and graph do not reflect the deduction of taxes that a shareholder would pay on distributions or the redemption of Fund shares.

For the Limited Term Income Fund, returns reflect the reinvestment of dividends and capital gains as well as applicable sales charges. Class A shares is 1.50%. Class C shares include a 0.50% contingent deferred sales charge (CDSC) for the first year only. There is no up front sales charge for Class R1 shares.

The Lehman Brothers Intermediate Government/Credit Bond Index is an unmanaged, market-weighted index generally representative of intermediate government and investment grade corporate debt securities having maturities of up to ten years.

The Consumer Price Index (“CPI”) measures prices of a fixed basket of goods bought by a typical consumer, including food, transportation, shelter, utilities, clothing, medical care, entertainment and other items.The CPI, published by the Bureau of Labor Statistics in the Department of Labor, is based at 100 in 1982 and is released monthly. It is widely used as a cost-of-living benchmark to adjust Social Security payments and other payment schedules, union contracts and tax brackets.The CPI is also known as the cost-of-living index.

Unless otherwise noted, index returns reflect the reinvestment of income dividends and capital gains, if any, but do not reflect fees, brokerage commissions or other expenses of investing. Investors may not make direct investments into any index.

Certified Annual Report    43

TRUSTEES AND OFFICERS

Thornburg Limited Term Income Funds	September 30, 2006 (Unaudited)

Name, Age, Position Held with Fund Year Elected	Principal Occupation(s) During Past Five Years	Other Directorships Held by Trustee
INTERESTED TRUSTEES (1)(2)(4)
Garrett Thornburg, 60 Chairman of Trustees, Trustee since 1987(3)	CEO, Chairman and controlling shareholder of Thornburg Investment Management, Inc. (investment advisor) and Thornburg Securities Corporation (securities dealer); Chairman of Thornburg Limited Term Municipal Fund, Inc. (registered investment company) to 2004; CEO and Chairman of Thornburg Mortgage, Inc. (real estate investment trust); Chairman of Thornburg Mortgage Advisory Corporation (investment manager to Thornburg Mortgage, Inc.).	Director of Thornburg Mortgage, Inc. (real estate investment trust)

Brian J. McMahon, 50 Trustee since 2001, Member of Governance & Nominating Committee, President since 1997(5)(6)	President, Managing Director, Chief Investment Officer, and Co-Portfolio Manager of Thornburg Investment Management, Inc.; President of Thornburg Limited Term Municipal Fund, Inc. to 2004.	None

INDEPENDENT TRUSTEES(1)(2)(4)

David A. Ater, 61 Trustee since 1994, Member of Audit Committee and Governance & Nominating Committee	Principal in Ater & Associates, Santa Fe, NM (developer, planner and broker of residential and commercial real estate); owner, developer and broker for various real estate projects.	Director of Thornburg Mortgage, Inc. (real estate investment trust)

David D. Chase, 65 Chairman of Audit Committee, Trustee since 2000	Chairman, President, CEO, and Managing Member of Vestor Associates, LLC, the general partner of Vestor Partners, LP, Santa Fe, NM (private equity fund); Chairman and CEO of Vestor Holdings, Inc., Santa Fe, NM (merchant bank).	None

Eliot R. Cutler, 60 Chairman of Governance & Nominating Committee, Trustee since 2004	Partner, Akin, Gump, Strauss, Hauer & Feld, LLP,Washington, D.C. (law firm)	Director of Thornburg Mortgage, Inc. (real estate investment trust)

Susan H. Dubin, 57 Trustee since 2004, Member of Audit Committee	President of Dubin Investments, Ltd., Greenwich, CT (private investment fund); Director and officer of various charitable organizations.	None

Owen D. Van Essen, 52 Trustee since 2004, Member of Governance & Nominating Committee	President of Dirks, Van Essen & Murray, Santa Fe, NM (newspaper mergers and acquisitions).	None

James W. Weyhrauch, 47 Trustee since 1996, Member of Audit Committee	Real estate broker, Santa Fe Properties, Santa Fe, NM since 2004; President and CEO from 1997–2004, and Vice Chairman 2004 to date, Nambé Mills, Inc., Santa Fe, NM (manufacturer).	None

44    Certified Annual Report

TRUSTEES AND OFFICERS, CONTINUED

Thornburg Limited Term Income Funds	September 30, 2006 (Unaudited)

Name, Age, Position Held with Fund Year Elected	Principal Occupation(s) During Past Five Years	Other Directorships Held by Trustee
OFFICERS OF THE FUND (WHO ARE NOT TRUSTEES)(1)(6)(7)

Steven J. Bohlin, 47 Vice President since 1987, Treasurer since 1989	Portfolio Manager, Co-Portfolio Manager, Vice President, and Managing Director of Thornburg Investment Management, Inc.; Vice President of Thornburg Limited Term Municipal Fund, Inc. to 2004.	Not applicable

George T. Strickland, 43 Vice President since 1996	Portfolio Manager, Vice President, and Managing Director of Thornburg Investment Management, Inc.; Vice President (to 2004) and Treasurer (2003–2004) of Thornburg Limited Term Municipal Fund, Inc.	Not applicable

William V. Fries, 67 Vice President since 1995	Portfolio Manager, Co-Portfolio Manager, Vice President, and Managing Director of Thornburg Investment Management, Inc.	Not applicable

Leigh Moiola, 39 Vice President since 2001	Vice President and Managing Director of Thornburg Investment Management, Inc.; Vice President of Thornburg Limited Term Municipal Fund, Inc. to 2004.	Not applicable

Kenneth Ziesenheim, 52 Vice President since 1995	Vice President and Managing Director of Thornburg Investment Management, Inc.; President of Thornburg Securities Corporation; Vice President of Thornburg Limited Term Municipal Fund, Inc. to 2004.	Not applicable

Alexander Motola, 36 Vice President since 2001	Portfolio Manager, Vice President, and Managing Director of Thornburg Investment Management, Inc. since 2001.	Not applicable

Wendy Trevisani, 35 Vice President since 1999	Co-Portfolio Manager since 2006, Managing Director since 2004, Vice President, and Associate Portfolio Manager of Thornburg Investment Management, Inc.; Vice President of Thornburg Limited Term Municipal Fund, Inc. to 2002.	Not applicable

Joshua Gonze, 43 Vice President since 1999	Managing Director since 2004, Associate Portfolio Manager and Vice President of Thornburg Investment Management, Inc.; Vice President of Thornburg Limited Term Municipal Fund, Inc. to 2004.	Not applicable

Brad Kinkelaar, 38 Vice President since 1999	Co-Portfolio Manager since 2002, Managing Director since 2004, Vice President since 2000, and Associate Portfolio Manager of Thornburg Investment Management, Inc.	Not applicable

Christopher Ihlefeld, 36 Vice President since 2003	Managing Director since 2006 and Associate Portfolio Manager and Vice President since 2002 of Thornburg Investment Management, Inc.; Vice President of Limited Term Municipal Fund, Inc., 2003–2004.	Not applicable

Leon Sandersfeld, 40 Vice President since 2003	Associate of Thornburg Investment Management, Inc. since 2002; Senior Staff Accountant, Farm Bureau Life Insurance Co. to 2002.	Not applicable

Certified Annual Report    45

TRUSTEES AND OFFICERS, CONTINUED

Thornburg Limited Term Income Funds	September 30, 2006 (Unaudited)

Name, Age, Position Held with Fund Year Elected	Principal Occupation(s) During Past Five Years	Other Directorships Held by Trustee

Sasha Wilcoxon, 32 Vice President since 2003, Secretary since 2006	Mutual Fund Support Service Department Manager since 2002 and Associate of Thornburg Investment Management, Inc.	Not applicable

Ed Maran, 48 Vice President since 2004	Co-Portfolio Manager since 2006, Vice President and Managing Director since 2005, and Associate Portfolio Manager since 2002 of Thornburg Investment Management, Inc.; Analyst, USAA 2001–2002.	Not applicable

Vinson Walden, 36 Vice President since 2004	Co-Portfolio Manager since 2006, Vice President and Managing Director since 2005, and Associate Portfolio Manager since 2002 of Thornburg Investment Management, Inc.; Associate Portfolio Manager, Ibis Management 2002–2004; Associate, Lehman Brothers to 2001.	Not applicable

Van Billops, 40 Vice President since 2006	Associate of Thornburg Investment Management, Inc.	Not applicable

Thomas Garcia, 35 Vice President since 2006	Vice President and Managing Director since 2004, and Associate Portfolio Manager of Thornburg Investment Management, Inc.	Not applicable

Lei Wang, 35 Vice President since 2006	Co-Portfolio Manager and Managing Director since 2006, and Associate Portfolio Manager since 2004 of Thornburg Investment Management, Inc.; Associate, Enso Capital Management, LLC 2002–2004; Associate, Deutsche Bank 2001–2002.	Not applicable

Connor Browne, 27 Vice President since 2006	Co-Portfolio Manager and Managing Director since 2006, and Associate Portfolio Manager since 2001 of Thornburg Investment Management, Inc.	Not applicable

(1)	Each person’s address is 119 East Marcy Street, Santa Fe, New Mexico 87501.
(2)	The Funds are two of twelve separate investment “Funds” or “series” of Thornburg Investment Trust (the “Trust”), which comprises the Thornburg mutual fund complex and is organized as a Massachusetts business trust. The Trust currently has twelve active Funds.Thornburg Investment Management, Inc. is the investment advisor to, and manages, the twelve Funds of the Trust. Each Trustee oversees the twelve Funds of the Trust.
(3)	Mr.Thornburg is considered an “interested” Trustee under the Investment Company Act of 1940 because he is a director and controlling shareholder of Thornburg Investment Management, Inc., the investment advisor to the twelve active Funds of the Trust, and is the sole director and controlling shareholder of Thornburg Securities Corporation, the distributor of shares for the Trust.
(4)	Each Trustee serves in office until the election and qualification of a successor.
(5)	Mr. McMahon is considered an “interested” Trustee because he is the president of Thornburg Investment Management, Inc.
(6)	The Trust’s president, secretary and treasurer each serve a one-year term or until the election and qualification of a successor; each other officer serves at the pleasure of the Trustees.
(7)	Assistant vice presidents, assistant secretaries and assistant treasurers are not shown.

The Statement of Additional Information for each Fund of the Trust includes additional information about the Trustees and is available, without charge and upon request, by calling 1-800-847-0200.

46    Certified Annual Report

OTHER INFORMATION

Thornburg Limited Term Income Funds	September 30, 2006 (Unaudited)

PORTFOLIO PROXY VOTING

Policies and Procedures:

The Trust has delegated to Thornburg Investment Management, Inc. (the “Advisor”) voting decisions respecting proxies for the Fund’s voting securities. The Advisor makes voting decisions in accordance with its Proxy Voting Policy and Procedures. A description of the Policy and Procedures is available (i) without charge, upon request, by calling the Advisor toll-free at 1-800-847-0200, (ii) on the Thornburg website at www.thornburg.com, and (iii) on the Securities and Exchange Commission’s website at WWW.SEC.GOV.

Commencing August 31, 2004, information regarding how proxies were voted is available on or before August 31 of each year for the twelve months ending the preceding June 30. This information is available (i) without charge, upon request by calling the Advisor toll-free at 1-800-847-0200, (ii) on the Thornburg website at www.thornburg.com, and (iii) on the Securities and Exchange Commission’s website at www.sec.gov.

AVAILABILITY OF QUARTERLY PORTFOLIO SCHEDULE

The Funds file with the Securities and Exchange Commission schedules of its portfolio holdings on Form N-Q for the first and third quarters of each fiscal year. The Fund’s Forms N-Q are available on the Commission’s website at www.sec.gov, or may be reviewed and copied at the Commission’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. The Funds also make this information available on its website at www.thornburg.com/download or upon request by calling 1-800-847-0200.

TRUSTEES DELIBERATIONS RESPECTING RENEWAL OF INVESTMENT ADVISORY AGREEMENT FOR THE THORNBURG LIMITED TERM U.S. GOVERNMENT FUND

Thornburg Investment Management, Inc. (the “Advisor”) provides investment management services to Thornburg Limited Term U.S. Government Fund pursuant to an investment advisory agreement. The Trustees consider the renewal of this agreement annually, and most recently determined to renew the agreement on September 12, 2006.

In connection with their general supervision of the Advisor, the Trustees receive and consider reports throughout the year from the Advisor on a range of matters, including (among other things) information respecting the Advisor’s management of the Fund’s investments. These reports include information about the Fund’s purchase and sale of portfolio investments and explanations from the Advisor respecting investment selections, the investment performance of the Fund, general appraisals of industry and economic prospects and factors, and other matters affecting the Fund and relating to the Advisor’s performance of services for the Fund.

In anticipation of their recent consideration of the advisory agreement’s renewal, the independent Trustees met with representatives of the Advisor in July 2006 to discuss the Trustees’ evaluation of the Advisor’s services and to specify the information the Advisor would present to the Trustees for their review. The independent Trustees thereafter met in independent session to consider various factors respecting the agreement’s renewal, and met in a subsequent session with the Advisor’s chief investment officer to present questions. Following these sessions, the Trustees met on September 12, 2006 to consider a renewal of the advisory agreement.

The information below summarizes certain factors considered by the Trustees in connection with the determination to renew the advisory agreement. In determining to renew the advisory agreement, the Trustees did not identify any single factor as controlling, and this summary does not describe all of the matters considered by the Trustees in making their determination.

Quality of Services; Fund Investment Performance. In evaluating the nature, extent and quality of services provided by the Advisor to the Fund, and in reviewing the Fund’s investment performance, the Trustees considered qualitative and quantitative information presented to the Trustees throughout the preceding year and in anticipation of their annual evaluation, including:

(i)	reports from portfolio management personnel respecting execution of portfolio investment strategies in prevailing market conditions;

(ii)	information respecting issuer, fiscal and economic developments;

(iii)	the Fund’s absolute investment performance and achievement of stated objectives;

(iv)	measures of the Fund’s investment performance over different periods of time relative to different categories of mutual funds sharing certain comparable characteristics and selected by independent mutual fund analyst firms, and relative to a broad based securities index;

(v)	comparative measures of portfolio versatility, risk and return.

The Trustees also considered the Advisor’s staffing and other resources, the Advisor’s efforts to contain costs and expenses, the Advisor’s supervision of services provided to the Trust by third party service providers, the Advisor’s performance of administrative, accounting and other services, the Advisor’s adherence to compliance and regulatory requirements, the Advisor’s responsiveness to the Trustees, and other factors. The Trustees noted that the value of comparisons of the Fund’s investment performance to mutual fund categories, and in particular to broad based securities indices, may be limited in some degree because the

Certified Annual Report    47

OTHER INFORMATION, CONTINUED

Thornburg Limited Term Income Funds	September 30, 2006 (Unaudited)

Fund’s investment objective and strategies, as defined in its prospectuses, are unique or may vary from the parameters for selecting the investments for other funds and the largely theoretical character of securities indices.

In conducting their evaluation, the Trustees determined that the Advisor had continued to faithfully pursue and achieve the Fund’s stated objectives, as demonstrated particularly by the Advisor’s selection of investments in accordance with the Fund’s stated strategies and the Fund’s investment returns. The Trustees also observed in conducting their evaluations the Fund’s average or better investment performance over different periods relative to two categories of mutual funds sharing certain comparable characteristics with the Fund and selected by independent mutual fund analyst firms.

The Trustees concluded, based upon these and other considerations, that the Advisor had actively and competently pursued the Fund’s stated investment objectives in accordance with the Fund’s investment policies stated in its prospectuses. The Trustees further concluded that the investment performance of the Fund was satisfactory in the context of the Fund’s objectives and policies, and prevailing market conditions.

Fees and Expenses; Profitability of Advisor. In reviewing the fees charged by the Advisor to the Fund, the Trustees primarily considered the fees charged by the Advisor and the other expenses charged to the Fund in light of the nature and quality of services provided, comparison of the actual Advisor’s fee and Fund expenses to the statement of fees and expenses in the Fund’s prospectuses, comparisons of the Advisor’s fee and other Fund expenses to median and average fees and expenses charged to a grouping of short-intermediate U.S. government mutual funds assembled by an independent mutual fund analyst firm, and comparisons of fees and expenses charged to the Fund with fees and expenses charged to other specific mutual funds. In addition, the Trustees considered the profitability of the Advisor compared to other investment management firms, and comparisons of the investment management fee rates charged by the Advisor to the Fund with rates charged to other clients and the differing types of services furnished to the Fund and the other clients. The Trustees noted that the management fee for the Fund was somewhat lower than average and median fees for the grouping of mutual funds assembled by the mutual fund analyst firm. The Trustees further noted in this regard that the overall expenses charged to the Fund were somewhat lower than the average and median management fees for the grouping of mutual funds. The Trustees noted in their review that fee rates charged by the Advisor to other clients of the Advisor were not directly comparable to rates charged to the Fund principally because of the significant differences in the services provided.

The Trustees concluded, based upon these and other considerations, that the fees charged to the Fund by the Advisor were fair and reasonable in view of the services provided, the clear disclosure of these fees and expenses in the Fund’s prospectuses, and fees and expenses charged to other mutual funds. The Trustees further concluded that there was no indication that the Advisor’s profitability was unusual, viewed in the context of the services provided, the performance of the Fund, and the fees and profitability of other investment management firms.

Economies of Scale. In reviewing the extent to which economies of scale would be realized by the Fund as it grows and whether fee levels reflect economies of scale, the Trustees considered the breakpoint structure for advisory fees chargeable to the Fund, the demonstrated economies of scale enjoyed by other Funds of the Trust as they had grown in size, and economies of scale realized by other mutual funds. The Trustees concluded that the Fund may reasonably be expected to realize economies of scale for the benefit of its shareholders as it grows in size.

Ancillary Benefits to Advisor. In reviewing benefits enjoyed by the Advisor because of its relationship with the Fund, the Trustees considered the Advisor’s receipt of certain research services, favorable publicity received by the Advisor because of the superior investment performance of certain Funds of the Trust, and the benefits to the Fund from the Advisor’s expansion of its staffing and other resources to serve a broader variety of investment clients. The Trustees concluded, based upon these and other considerations, that there was no unusual or unfair benefit enjoyed by the Advisor, and that the Fund enjoyed benefits by virtue of the Advisor’s engagement by other investment clients.

TRUSTEES DELIBERATIONS RESPECTING RENEWAL OF INVESTMENT ADVISORY AGREEMENT FOR THE THORNBURG LIMITED TERM INCOME FUND

Thornburg Investment Management, Inc. (the “Advisor”) provides investment management services to Thornburg Limited Term Income Fund pursuant to an investment advisory agreement. The Trustees consider the renewal of this agreement annually, and most recently determined to renew the agreement on September 12, 2006.

In connection with their general supervision of the Advisor, the Trustees receive and consider reports throughout the year from the Advisor respecting the Advisor’s management of the Fund’s investments. These reports include information about the Fund’s investment performance, purchase and sale of portfolio investments and explanations from the Advisor respecting investment selections, the investment performance of the Fund, general appraisals of industry and economic prospects and factors, and other matters affecting the Fund and relating to the Advisor’s performance of services for the Fund.

In anticipation of their recent consideration of the advisory agreement’s renewal, the independent Trustees met with representatives of the Advisor in July 2006 to discuss the Trustees’ evaluation of the Advisor’s performance and to specify the information the Advisor would present to the Trustees for their

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OTHER INFORMATION, CONTINUED

Thornburg Limited Term Income Funds	September 30, 2006 (Unaudited)

review. The independent Trustees thereafter met in independent session to consider various factors respecting the agreement’s renewal, and met in a subsequent session with the Advisor’s chief investment officer to present questions. Following these sessions, the Trustees met on September 12, 2006 to consider a renewal of the advisory agreement.

The information below summarizes certain factors considered by the Trustees in connection with the determination to renew the advisory agreement. In determining to renew the advisory agreement, the Trustees did not identify any single factor as controlling, and this summary does not describe all of the matters considered by the Trustees in making their determination.

Quality of Services; Fund Investment Performance. In evaluating the nature, extent and quality of services provided by the Advisor to the Fund, and in reviewing the Fund’s investment performance, the Trustees considered qualitative and quantitative information presented to the Trustees throughout the preceding year and in anticipation of their annual evaluation, including:

(i)	reports from portfolio management personnel respecting execution of portfolio investment strategies in prevailing market conditions;

(ii)	information respecting issuer, fiscal and economic developments;

(iii)	the Fund’s absolute investment performance and achievement of stated objectives;

(iv)	measures of the Fund’s investment performance over different periods of time, relative to categories of mutual funds sharing certain comparable characteristics and selected by independent mutual fund analyst firms, and relative to a broad based securities index;

(v)	comparative measures of portfolio volatility risk and return.

The Trustees also considered the Advisor’s staffing and other resources, the Advisor’s efforts to contain costs and expenses, the Advisor’s supervision of services provided to the Trust by third party service providers, the Advisor’s performance of administrative, accounting and other services, the Advisor’s adherence to compliance and regulatory requirements, the Advisor’s responsiveness to the Trustees, and other factors. The Trustees noted that the value of comparisons of the Fund’s investment performance to mutual fund categories, and in particular to broad based securities indices, may be limited in some degree because the Fund’s investment objective and strategies, as defined in its prospectuses, are unique or may vary from the parameters for selecting the investments for other funds and the largely theoretical character of fixed income security indices.

In conducting their evaluation, the Trustees determined that the Advisor had continued to faithfully pursue and achieve the Fund’s stated objectives, as demonstrated particularly by the Advisor’s selection of investments in accordance with the Fund’s stated strategies and the Fund’s investment returns. The Trustees also observed in conducting their evaluation the Fund’s above average or better investment performance in most years relative to the performance of a category of fixed income mutual funds having certain characteristics comparable to the Fund and selected by an independent mutual fund analyst firm, and the Fund’s relative performance against comparative measures of portfolio volatility and return.

The Trustees concluded, based upon these and other considerations, that the Advisor had actively and competently pursued the Fund’s stated investment objectives in accordance with the Fund’s investment policies stated in its prospectuses. The Trustees further concluded that the investment performance of the Fund was satisfactory in the context of the Fund’s objectives and policies, and prevailing market conditions.

Fees and Expenses; Profitability of Advisor. In reviewing the fees charged by the Advisor to the Fund, the Trustees primarily considered the fees charged by the Advisor and the other expenses charged to the Fund in light of the nature and quality of services provided, comparison of the actual Advisor’s fee and Fund expenses to the statement of fees and expenses in the Fund’s prospectuses, comparisons of the Advisor’s fee and other Fund expenses to median and average fees and expenses charged to a grouping of short-intermediate investment grade fixed income mutual funds assembled by an independent mutual fund analyst firm, and comparisons of fees and expenses charged to the Fund with fees and expenses charged to other specific mutual funds. In addition, the Trustees considered the profitability of the Advisor compared to other investment management firms, and comparisons of the investment management fee rates charged by the Advisor to the Fund with rates charged to other clients of the Advisor and the differing types of services furnished to the Fund and the other clients. The Trustees noted in their review that the management fee and overall expenses for the Fund were comparable to average and median management fees and expenses for the grouping of mutual funds assembled by the mutual fund analyst firm. The Trustees also observed in their review that fee rates charged by the Advisor to other clients of the Advisor were not directly comparable to rates charged to the Fund principally because of the significant differences in the services provided.

The Trustees concluded, based upon these and other considerations, that the fees charged to the Fund by the Advisor were fair and reasonable in view of the services provided, the clear disclosure of these fees and expenses in the Fund’s prospectuses, the investment performance of the Fund, and fees and expenses charged to other mutual funds. The Trustees further concluded that there was no indication that the Advisor’s profitability was unusual, viewed in the context of the services provided, the performance of the Fund, and the fees and profitability of other investment management firms.

Certified Annual Report    49

OTHER INFORMATION, CONTINUED

Thornburg Limited Term Income Funds	September 30, 2006 (Unaudited)

Economies of Scale. In reviewing the extent to which economies of scale would be realized by the Fund as it grows and whether fee levels reflect economies of scale, the Trustees considered the breakpoint structure for advisory fees chargeable to the Fund, the demonstrated economies of scale enjoyed by other Funds of the Trust as they had grown in size, and economies of scale realized by other mutual funds. The Trustees concluded that the Fund may reasonably be expected to realize economies of scale for the benefit of its shareholders as it grows in size.

Ancillary Benefits to Advisor. In reviewing benefits enjoyed by the Advisor because of its relationship with the Fund, the Trustees considered the Advisor’s receipt of certain research services, favorable publicity received by the Advisor because of the superior investment performance of certain Funds of the Trust, and the benefits to the Fund from the Advisor’s expansion of its staffing and other resources to serve a broader variety of investment clients. The Trustees concluded, based upon these and other considerations, that there was no unusual or unfair benefit enjoyed by the Advisor, and that the Fund enjoyed benefits by virtue of the Advisor’s engagement by other investment clients.

50    Certified Annual Report

Trustees’ Statement to Shareholders

Not part of the Certified Annual Report

February 8, 2005

The Trustees are concerned that recent commentaries and opinions reported in the media may confuse investors in general as to the supervisory duties of trustees of mutual funds and, in particular, leave Thornburg Investment Trust shareholders uncertain regarding how we discharge our responsibilities in supervising the Funds’ investment advisor and in reviewing the advisor’s contract for renewal. We decided to spell out clearly three principal guidelines that we follow in supervising the Trust’s investment advisor on your behalf.

We begin with the premise that each shareholder selected his or her Fund because its investments are managed by the investment advisor identified in the prospectus and in accordance with the objective and policies described in the prospectus. We realize, as each of you do, that if you believe that your Fund’s stated objective and policies no longer serve your personal investment goals, you can sell your shares and leave the Fund.

Therefore, we believe that our primary supervisory task – our principal obligation to you – is to assess the nature and quality of the advisor’s services, and to confirm that the advisor actively and competently pursues the Fund’s objective, in accordance with the policies set out in the prospectus. To do this, we meet regularly with management to review your Fund’s portfolio and to discuss the advisor’s specific actions and judgments in pursuing the Fund’s objective. We do not substitute our own judgment for the advisor’s decisions in selecting investments; the advisor is paid to exercise its informed judgment on investment decisions, and we seek to confirm, in reviewing the advisor’s performance, that the advisor is doing just that.

Second, while we are conscious of costs and the effect that costs have on shareholders’ returns, we do not seek the lowest fees or expense ratio as our sole or primary objective. We try to make sure that your Fund’s fees and costs are reasonable in relationship to the services rendered and that they are generally in line with those charged by other expert investment advisors, consistent with our belief that the Fund’s investors searched for and expect that expertise and attention and have decided to pay a reasonable price for it. We do not put the management contract “out to bid” as a matter of course, and we would not do so unless we had concluded that the advisor materially had failed to pursue the Fund’s objectives in accordance with its policies, or for other equally important reasons. We believe that any other approach would be inconsistent with your interests and contrary to your expectations when you bought shares of the Fund in the first place.

Finally, because we believe that most Thornburg Fund shareholders have invested with a long-term perspective, we try not to focus too much on the fashions of the moment and on short-term performance. The market will not favor any specific investment objective or set of policies at all times and under all economic circumstances. A fund will experience periods of both high and low returns relative to other funds and other investments. Even if one of our Funds is not favored by the market at a particular time, we believe that the advisor is nonetheless obliged to remain true to the Fund’s objective and policies, and we watch to see that it does so.

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Planning Options

Retirement and Education Accounts

Thornburg Investment Management offers retirement and education savings accounts that can help you meet a variety of planning challenges. For account applications or further information on any of the accounts below, please call 1-800-847-0200 or go to www.thornburg.com/ira. Your financial advisor can help you determine which plan is right for you.

Individual Retirement Accounts

Individual Retirement Accounts (IRAs) provide a tax-advantaged means to save money for the future. For a detailed outline of the difference between retirement accounts, see www.thornburg.com/ira. Rollovers are available. Call 1-800-847-0200 for more information.

Traditional IRAs – Contributions to Traditional IRAs are tax deductible for eligible individuals, and withdrawals are taxed as additional ordinary income. You may contribute to an IRA if you receive compensation and are under 70 1/2, even if you are covered by an employer retirement plan.

Roth IRAs – Under a Roth IRA, there is no tax deduction for contributions, but there is no income tax on qualified withdrawals. For a more detailed comparison of Traditional and Roth IRAs, please see our web site at www.thornburg.com/ira.

SEP IRAs – Simplified Employee Pension (SEP) IRAs are established by employers. The employer is allowed a tax deduction for contributions made to the SEP Plan and makes contributions to each eligible employee’s SEP IRA on a discretionary basis.

SIMPLE IRAs – Savings Incentive Match Plan for Employees of Small Employers (SIMPLE) is designed to give small business owners a simplified method to establish and contribute to a retirement plan for employees. The employer is allowed a tax deduction for contributions and makes either matching or non-elective contributions to each eligible employee’s SIMPLE IRA. Employees may make salary deferral contributions.

403(b)

A special, tax-advantaged savings vehicle available only to employees of 501(c)(3) organizations, such as charitable, educational, scientific and religious organizations. 403(b) plans are also available to employees of public schools and universities.

Coverdell Education Savings Account

These savings accounts are designed to provide a way to save money for higher education expenses. In an Education Savings Account, earnings and interest grow tax free, and qualified withdrawals used to pay for eligible higher-education expenses are tax- and penalty-free.

Funds Available

The following funds are available in the accounts listed above:

•	Thornburg International Value Fund

•	Thornburg Value Fund

•	Thornburg Core Growth Fund

•	Thornburg Investment Income Builder Fund

•	Thornburg Global Opportunities Fund

•	Thornburg Limited Term U.S. Government Fund

•	Thornburg Limited Term Income Fund

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The Firm

Thornburg Investment Management® is a privately held investment management company based in Santa Fe, New Mexico with assets under management of over $27 billion. Founded in 1982, the firm manages five equity funds, seven bond funds, and separate portfolios for select institutions and individuals.

Investment Philosophy

We seek to preserve and increase the real wealth of the Funds’ shareholders after accounting for inflation, taxes, and investment expenses.We’re committed to disciplined investing and controlling risk in all market environments through laddered bond and focused equity portfolios.

Portfolio Holdings Disclosure

We believe you should know about your portfolio. Our web site keeps investors informed of the Funds’ equity holdings. Go to www.thornburg.com/funds for commentary on our equity fund holdings.

Co-Ownership of Funds

We invest side-by-side with the Funds’ shareholders. Our employees have invested over $130 million in Thornburg Funds.

Investment Manager:	Distributor:

119 East Marcy Street		119 East Marcy Street
Santa Fe, New Mexico 87501		Santa Fe, New Mexico 87501
800.847.0200		800.847.0200

Thornburg Limited Term Income Funds

Laddering – an All Weather Strategy

The Funds’ primary objectives are to obtain as high a level of current income as is consistent, in the view of the Funds’ investment advisor, with the safety of capital. As a secondary goal, the Funds seek to reduce changes in their share prices compared to longer term portfolios.

Thornburg Limited Term U.S.Government Fund – This Fund is a laddered portfolio of short/ intermediate obligations issued by the U.S.Government,its agencies or instrumentalities with an average maturity of five years or less.

Thornburg Limited Term Income Fund – This Fund is a laddered portfolio of short/intermediate investment grade obligations with an average maturity of five years or less.

Laddering involves building a portfolio of bonds with staggered maturities so that a portion of the portfolio matures each year; cash from maturing bonds, if not needed for other purposes, is invested in bonds with longer maturities at the far end of the ladder. The strategy is a good compromise for managing different types of risk.

Thornburg Bond Funds

•	Thornburg Limited Term Municipal Fund

•	Thornburg Intermediate Municipal Fund

•	Thornburg California Limited Term Municipal Fund

•	Thornburg New Mexico Intermediate Municipal Fund

•	Thornburg New York Intermediate Municipal Fund

•	Thornburg Limited Term U.S.Government Fund

•	Thornburg Limited Term Income Fund

Thornburg invests in short- and intermediate-terminvestment grade bonds. We ladder the maturities of individual bonds in the portfolios to moderate risk. Laddering involves building a portfolio of bonds with staggered maturities so that a portion of the portfolio will mature each year. We apply this disciplined process in all interest rate environments.

Thornburg Equity Funds

•	Thornburg Value Fund

•	Thornburg International Value Fund

•	Thornburg Core Growth Fund

•	Thornburg Investment Income Builder Fund

•	Thornburg Global Opportunities Fund

Thornburg’s equity research uses a fundamental, yet comprehensive, analytical approach. We invest when and where we perceive compelling value. Thornburgequity funds focus on a limited number of securities so that each holding can impact performance. The equity team searches for firms believed to have a promising future and seeks to buy shares of those companies at a discount to their intrinsic value.

More information at www.thornburg.com

Reduce paper clutter. Receive your shareholder reports and prospectus online instead of through traditional mail. Sign up at www.thornburg.com/edelivery

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Message from the Chairman
Garrett Thornburg Chairman & CEO

November 10, 2006

Dear Fellow Shareholder:

Thornburg Investment Management has a clear mission: to preserve and increase the real wealth of our shareholders. We aspire to accomplish this through a family of laddered bond funds that focus on quality, stability, and minimization of risk over time, and through a range of equity funds that redefine traditional measures of value and growth.

Our bond funds have always been managed using the highly disciplined approach of lad-dering short and intermediate bond maturities, seeking to provide both an attractive return and stability of principal. This strategy is an all-weather strategy, designed to perform in uncertain markets like the ones we have seen in the last two years. Moreover, all of the bond funds focus on buying investment-grade securities. We have found this strategy to be the best at managing both interest-rate risk and credit risk, and we believe this strategy has served our shareholders well over time.

An exciting event occurred recently, Thornburg Investment Management is the first U.S.investment manager to complete the independent certification process and receive the CEFEX Certification for Fiduciary Excellence. The Centre for Fiduciary Excellence (CEFEX) is an independent rating and certification organization, providing comprehensive assessments that measure risk and trustworthiness of investment fiduciaries. We are proud to have received certificate #1 from CEFEX for investment managers.

Portfolio managers who have many years of experience manage the bond funds. We are proud of this consistency and experience and look forward to many more successful years with them at the helm.

Thank you for investing with us. We will do our best to continue to earn your trust everyday.

Sincerely,

Garrett Thornburg Chairman & CEO

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Thornburg Limited Term Income Funds

I Shares – September 30, 2006

This report is certified under the Sarbanes-Oxley Act of 2002, which requires that public companies, including mutual funds, affirm that the information provided in their annual and semiannual shareholder reports fully and fairly represents their financial position.

4    Certified Annual Report

Important Information

Performance data quoted represents past performance and does not guarantee future results. Investment return and principal value will fluctuate so that upon redemption, an investor’s shares may be worth more or less than their original cost. Current performance may be lower or higher than the data quoted. For performance data current to the most recent month end, visit www.thornburg.com.

Minimum investments for Class I shares are higher than those for other classes. Returns reflect the reinvestment of dividends and capital gains. There is no up front sales charge for this class of shares.

Shares in the Funds carry risks, including possible loss of principal. As with direct bond ownership, funds that invest in bonds are subject to certain risks including interest-rate risk, credit risk, and inflation risk. The principal value of bond funds will fluctuate relative to changes in interest rates, decreasing when interest rates rise. Unlike bonds, bond funds have ongoing fees and expenses. Shares in the Funds are not deposits or obligations of, or guaranteed or endorsed by, any bank, the Federal Deposit Insurance Corporation, the Federal Reserve Board or any government agency. There is no guarantee that the Fund will meet its investment objectives.

The information presented on the following pages was current as of September 30, 2006. The manager’s views, portfolio holdings, and sector diversification are historical and subject to change. This material should not be deemed a recommendation to buy or sell any of the securities mentioned.

The matters discussed in this report may constitute forward-looking statements made pursuant to the safe harbor provisions of the Securities Litigation Reform Act of 1995. These include any advisor or portfolio manager prediction, assessment, analysis or outlook for individual securities, industries, investment styles, market sectors and/or markets. These statements involve risks and uncertainties. In addition to the general risks described for each Fund in its current prospectus, other factors bearing on these reports include the accuracy of the advisor’s or portfolio manager’s forecasts and predictions, the appropriateness of the investment strategies designed by the advisor or portfolio manager and the ability of the advisor or portfolio manager to implement their strategies efficiently and successfully. Any one or more of these factors, as well as other risks affecting the securities markets generally, could cause the actual results of any fund to differ materially as compared to its benchmarks.

Glossary

The Lehman Brothers Intermediate Government/Credit Bond Index – An unmanaged, market-weighted index generally representative of intermediate government and investment-grade corporate debt securities having maturities of up to ten years.

The Lehman Brothers Intermediate Government Bond Index – An unmanaged, market-weighted index generally representative of all public obligations of the U.S. Government, its agencies and instrumentalities having maturities of up to ten years.

Unless otherwise noted, index returns reflect the reinvestment of income dividends and capital gains, if any, but do not reflect fees, brokerage commissions or other expenses of investing. Investors may not make direct investments into any index.

Duration – The measure of the price sensitivity of a fixed-income security to an interest rate change of 100 basis points. Calculation is based on the weighted average of the present values for all cash flows.

Basis Point – A unit for measuring a bond yield that is equal to 1/100th of a 1% yield. A 1% change =100 basis points (bps)

Consumer Price Index (CPI) – Measures prices of a fixed basket of goods bought by a typical consumer, including food, transportation, shelter, utilities, clothing, medical care, entertainment and other items. The CPI, published by the Bureau of Labor Statistics in the Department of Labor, is based at 100 in 1982 and is released monthly. It is widely used as a cost-of-living benchmark to adjust Social Security payments and other payment schedules, union contracts and tax brackets. The CPI is also known as the cost-of-living index.

Certified Annual Report    5

Letter to Shareholders

Steve Bohlin Portfolio Manager

October 12, 2006

Dear Fellow Shareholder:

I am pleased to present the Annual Report for the Thornburg Limited Term U.S. Government Fund and the Thornburg Limited Term Income Fund for the period ended September 30, 2006. The net asset value of a Class I shares of the Thornburg Limited Term U.S. Government Fund decreased 1 cent in the period to $12.75. If you were invested for the entire period, you received dividends of 40.8 cents per share. If you reinvested your dividends, you received 41.4 cents per share. The net asset value of a Class I shares of the Thornburg Limited Term Income Fund decreased 14 cents in the period to $12.37. If you were invested for the entire period, you received dividends of 54.0 cents per share. If you reinvested your dividends, you received 55.1 cents per share. Please read the accompany- ing exhibits for more detailed information and history.

Interest rates on U.S. Treasuries were higher across the yield curve on September 30, 2006 than at September 30, 2005. There was a sustained rise in interest rates that started in January and continued through the end of June. Interest rates then generally declined from the end of June through the end of September. For example, the yield on a 5-year U.S. Treasury started at a low of 4.18% and reached a high of 5.23% before ending the period at 4.59% and the yield on a 10-year U.S. Treasury started at a low of 4.34% and reached a high of 5.25% before ending the period at 4.64%. Quality spreads (the additional yield on a corporate bond) rose through July before starting to fall in the last two months. Quality spreads on lower rated credits contracted through May before rising back to the original levels of September 2005.

Putting income and the change in price together, the Class I shares of the Thornburg Limited Term U.S. Government Fund produced a total return of 3.19% over the twelve-month period, assuming a beginning-of-the-period investment. The Lehman Intermediate Government Index produced a 3.54% total return over the same time period. The Class I shares of the Thornburg Limited Term Income Fund produced a total return of 3.30% over the twelve-month period, assuming a beginning-of-the-period investment. The Lehman Intermediate Government/Credit Index produced a 3.55% total return over the same time period. The Funds kept their durations shorter than the Indices during the period. Because the Funds kept their durations shorter and allocated a larger portion of their portfolios to short-term bonds, their returns fell short of the Indices in the fourth quarter of 2005, outperformed the Indices in the first and second quarter of 2006 when interest rates rose across the yield curve and underperformed the Indices in the third quarter of 2006 when interest rates fell. The Thornburg Limited Term Income Fund also had a lower percentage of Baa/BBB and lower rated bonds than the Lehman Intermediate Government/Credit Index (the Thornburg Limited Term Income Fund does not purchase bonds rated below investment grade). The Indices reflect no deductions for fees, expenses or taxes. We have kept our durations shorter than the Indices thus far in 2006, because we believe doing so will improve the Funds’ return relative to the Indices if interest rates rise further.

The Federal Open Market Committee has held the Fed Funds Rate steady at 5.25% for the last two meetings. While most of the talk from members of the Fed has focused on a greater worry of rising inflation rather than slower economic growth, the bond market has focused on the real estate market. The slowdown and pricing contraction of residential real estate have drawn headlines; the rest of the economy has grown steadily. The housing contraction is bound to subtract from GDP growth – maybe as much as 1% over the next few quarters –as construction jobs and sales of durable goods slow or contract. However, if people feel that the housing contraction affects them personally, they might save significantly more and spend significantly less. The question is whether it was personal income growth or mortgage equity withdrawal that fueled past personal spending. The growth in jobs and in wages goes a long way to explain the recent resilience of the U.S. consumer. With the U.S. consumer accounting for about two-thirds of GDP, a slowdown in consumption will be felt by the economy even

6    Certified Annual Report

though U.S. corporations are finally opening up their purse strings. Corporations are finally starting to make some capital outlays for plants and equipment, and, even though they have not been on a huge hiring binge, they have not been laying people off as much as some have expected. All of these things combined give the Fed hope that the economy will move along at somewhere near trend – not too fast, not too slow. The longer the economy stays at trend, the less likely an upsurge in inflation will happen. But with all aspects of the economy growing steadily (ex-housing) and wage growth accelerating, the Fed has rightly (in my opinion) focused on making sure that inflation drops lower and does not accelerate from its already higher than comfortable recent readings.

Part of the reason I feel the Fed needs to focus on inflation rather than the housing market is that the interest rate environment has not been restrictive. This housing contraction has been caused primarily by the pricing of housing rather than a contraction of credit availability. It is not a collapse in incomes and credit making housing unaffordable; the rapid rise in prices did the trick this time around. Even with the Fed raising short term rates 425 basis points, mortgage rates, corporate borrowing rates and personal borrowing rates have not become expensive. The combination of foreign purchases of U.S. dollar denominated debt and the increasing risk appetite from leveraged accounts have kept credit spreads and longer term rates lower than one would normally expect. While it is still possible for the housing slowdown to bleed into other parts of the economy, it still looks like corporate spending and, albeit slightly lower, consumer spending should keep GDP in positive territory. Hence, the Fed needs to focus on price stability (i.e. inflation). It is very possible that longer term rates need to rise from their current low levels.

Regardless of the direction of interest rates, we believe your Funds are well positioned. The Thornburg Limited Term U.S. Government Fund and the Thornburg Limited Term Income Fund are laddered portfolios of short-to-intermediate bonds. We keep the portfolios laddered over a time period ranging from one day to approximately ten years, with the average maturity of the portfolios always no more than five years. Some of the bonds are always coming close to maturity, but never too many at one time. We feel a laddered maturity portfolio of short-to-intermediate bonds is a sensible strategy over time. Intermediate bonds have proven to be a sensible part of a portfolio. They can provide stability to the underlying principal, they can provide income for the portfolio, and, over the years, they have provided an attractive return versus money market instruments.

Thank you for investing in our Funds. We feel the Thornburg Limited Term U.S. Government Fund and the Thornburg Limited Term Income Fund are appropriate investments for investors who want a short-to-intermediate bond portfolio. While future performance cannot be guaranteed, we feel that we are well positioned, and we will maintain a steady course.

Sincerely,

Steven J. Bohlin

Portfolio Manager

Certified Annual Report    7

STATEMENTS OF ASSETS AND LIABILITIES

Thornburg Limited Term Income Funds	September 30, 2006

	Limited Term U.S. Government Fund	Limited Term Income Fund
ASSETS
Investments at value (cost $155,053,417 and $352,291,117, respectively)	$151,082,258	$348,104,459
Cash	783,343	607,430
Receivable for investments sold	0	110,000
Principal receivable	4,186	0
Receivable for fund shares sold	100,915	453,463
Interest receivable	1,530,314	3,344,095
Prepaid expenses and other assets	40,722	38,253

Total Assets	153,541,738	352,657,700

LIABILITIES
Payable for fund shares redeemed	290,343	2,230,793
Payable to investment advisor and other affiliates (Note 3)	94,681	201,271
Accounts payable and accrued expenses	55,244	69,070
Dividends payable	89,706	258,813

Total Liabilities	529,974	2,759,947

NET ASSETS	$153,011,764	$349,897,753

NET ASSETS CONSIST OF:
Undistributed net investment income	$110,307	$111,720
Net unrealized depreciation on investments	(3,971,159)	(4,186,658)
Accumulated net realized gain (loss)	(797,491)	(3,844,831)
Net capital paid in on shares of beneficial interest	157,670,107	357,817,522

	$153,011,764	$349,897,753

NET ASSET VALUE:
Class A Shares:
Net asset value and redemption price per share
($106,912,960 and $190,670,833 applicable to 8,385,213 and 15,416,935 shares of beneficial interest outstanding - Note 4)	$12.75	$12.37
Maximum sales charge, 1.50% of offering price	0.19	0.19

Maximum offering price per share	$12.94	$12.56

Class B Shares:
Net asset value and offering price per share * ($2,475,628 applicable to 194,580 shares of beneficial interest outstanding - Note 4)	$12.72	$—

Class C Shares:
Net asset value and offering price per share *
($25,132,447 and $ 44,361,052 applicable to 1,959,048 and 3,592,625 shares of beneficial interest outstanding - Note 4)	$12.83	$12.35

8    Certified Annual Report

STATEMENTS OF ASSETS AND LIABILITIES, CONTINUED

Thornburg Limited Term Income Funds	September 30, 2006

	Limited Term U.S. Government Fund	Limited Term Income Fund
Class I Shares:
Net asset value, offering and redemption price per share ($14,899,843 and $111,534,778 applicable to 1,168,568 and 9,017,343 shares of beneficial interest outstanding - Note 4)	$12.75	$12.37

Class R1 Shares:
Net asset value, offering and redemption price per share ($3,590,886 and $3,331,090 applicable to 281,432 and 269,171 shares of beneficial interest outstanding - Note 4)	$12.76	$12.38

*	Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

See	notes to financial statements.

Certified Annual Report    9

STATEMENTS OF OPERATIONS

Thornburg Limited Term Income Funds	Year Ended September 30, 2006

	Limited Term U.S. Government Fund	Limited Term Income Fund
INVESTMENT INCOME:
Interest income (net of premium amortized of $1,443,765 and $1,073,273, respectively)	$6,514,084	$17,953,667

EXPENSES:
Investment advisory fees (Note 3)	632,729	1,780,980
Administration fees (Note 3)
Class A Shares	150,921	248,454
Class B Shares	2,434	0
Class C Shares	35,060	64,535
Class I Shares	7,241	51,435
Class R1 Shares	4,392	3,669
Distribution and service fees (Note 3)
Class A Shares	301,842	496,908
Class B Shares	19,539	0
Class C Shares	279,192	514,410
Class R1 Shares	17,589	14,706
Transfer agent fees
Class A Shares	160,858	249,800
Class B Shares	16,803	0
Class C Shares	41,033	70,798
Class I Shares	22,527	76,265
Class R1 Shares	1,668	2,180
Registration and filing fees
Class A Shares	18,178	26,352
Class B Shares	14,493	0
Class C Shares	14,243	16,914
Class I Shares	14,714	17,459
Class R1 Shares	14,285	15,026
Custodian fees (Note 3)	78,390	112,183
Professional fees	34,343	43,545
Accounting fees	14,198	28,820
Trustee fees	2,460	8,738
Other expenses	33,151	72,787

Total Expenses	1,932,283	3,915,964
Less:
Expenses reimbursed by investment advisor (Note 3)	(60,770)	(305,743)
Distribution and service fees waived (Note 3)	(139,596)	(257,205)
Fees paid indirectly (Note 3)	(55,074)	(31,148)

Net Expenses	1,676,843	3,321,868

Net Investment Income	$4,837,241	$14,631,799

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STATEMENTS OF OPERATIONS, CONTINUED

Thornburg Limited Term Income Funds	Year Ended September 30, 2006

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) on Investments sold	$(50,733)	$(113,993)
Net change in unrealized appreciation (depreciation) on Investments	(360,311)	(4,147,964)

Net Realized and Unrealized Loss on Investments	(411,044)	(4,261,957)

Net Increase in Net Assets Resulting From Operations	$4,426,197	$10,369,842

See notes to financial statements.

Certified Annual Report    11

STATEMENTS OF CHANGES IN NET ASSETS

Thornburg Limited Term U.S. Government Fund

	Year Ended September 30, 2006	Year Ended September 30, 2005
INCREASE (DECREASE) IN NET ASSETS FROM:

OPERATIONS:
Net investment income	$4,837,241	$5,154,187
Net realized gain (loss) on investments	(50,733)	120,345
Increase (Decrease) in unrealized appreciation (depreciation) of investments	(360,311)	(4,003,893)

Net Increase (Decrease) in Net Assets Resulting from Operations	4,426,197	1,270,639

DIVIDENDS TO SHAREHOLDERS:
From net investment income
Class A Shares	(3,504,156)	(3,952,925)
Class B Shares	(27,495)	(25,128)
Class C Shares	(737,598)	(900,979)
Class I Shares	(465,896)	(443,663)
Class R1 Shares	(102,096)	(26,599)

FUND SHARE TRANSACTIONS (NOTE 4):
Class A Shares	(31,185,601)	(22,152,201)
Class B Shares	594,525	(476,721)
Class C Shares	(7,610,351)	(9,829,652)
Class I Shares	(1,162,905)	3,482,340
Class R1 Shares	586,260	2,598,892

Net Decrease in Net Assets	(39,189,116)	(30,455,997)
NET ASSETS:
Beginning of year	192,200,880	222,656,877

End of year	$153,011,764	$192,200,880

Undistributed net investment income	$110,307	$52,033

See notes to financial statements.

12    Certified Annual Report

STATEMENTS OF CHANGES IN NET ASSETS

Thornburg Limited Term Income Fund

	Year Ended September 30, 2006	Year Ended September 30, 2005
INCREASE (DECREASE) IN NET ASSETS FROM:

OPERATIONS:
Net investment income	$14,631,799	$13,814,830
Net realized gain (loss) on investments	(113,993)	33,259
Increase (Decrease) in unrealized appreciation (depreciation) of investments	(4,147,964)	(8,194,449)

Net Increase (Decrease) in Net Assets Resulting from Operations	10,369,842	5,653,640

DIVIDENDS TO SHAREHOLDERS:
From net investment income
Class A Shares	(8,047,005)	(8,546,058)
Class C Shares	(1,957,921)	(2,192,018)
Class I Shares	(4,507,364)	(3,797,631)
Class R1 Shares	(119,509)	(48,598)

FUND SHARE TRANSACTIONS (NOTE 4):
Class A Shares	(19,776,336)	(12,086,746)
Class C Shares	(14,283,087)	(4,598,144)
Class I Shares	13,217,562	11,548,065
Class R1 Shares	1,198,886	1,280,382

Net Decrease in Net Assets	(23,904,932)	(12,787,108)

NET ASSETS:
Beginning of year	373,802,685	386,589,793

End of year	$349,897,753	$373,802,685

Undistributed net investment income	$111,720	$70,784

See notes to financial statements.

Certified Annual Report    13

NOTES TO FINANCIAL STATEMENTS

Thornburg Limited Term Income Funds	September 30, 2006

NOTE 1 – ORGANIZATION

Thornburg Limited Term U.S. Government Fund (the “Government Fund”) and Thornburg Limited Term Income Fund (the “Income Fund”), hereafter referred to collectively as the “Funds”, are diversified series of Thornburg Investment Trust (the “Trust”). The Trust is organized as a Massachusetts business trust under a Declaration of Trust dated June 3, 1987 and is registered as a diversified, open-end management investment company under the Investment Company Act of 1940, as amended. The Trust is currently issuing ten series of shares of beneficial interest in addition to those of the Funds: Thornburg Limited Term Municipal Fund, Thornburg California Limited Term Municipal Fund, Thornburg Intermediate Municipal Fund, Thornburg New Mexico Intermediate Municipal Fund, Thornburg New York Intermediate Municipal Fund, Thornburg Value Fund, Thornburg International Value Fund, Thornburg Core Growth Fund, Thornburg Investment Income Builder Fund, and Thornburg Global Opportunities Fund. Each series is considered to be a separate entity for financial reporting and tax purposes and bears expenses directly attributable to it. The Funds’ primary objectives are to obtain as high a level of current income as is consistent, in the view of the Funds’ investment advisor, with the safety of capital. As a secondary goal, the Funds seek to reduce changes in their share price compared to longer term portfolios.

The Government Fund currently offers five classes of shares of beneficial interest, Class A, Class B, Class C, Institutional Class (Class I), and Retirement Class (Class R1) shares. The Income Fund currently offers four classes of shares of beneficial interest, Class A, Class C, Institutional Class (Class I), and Retirement Class (Class R1) shares. Each class of shares of a fund represents an interest in the same portfolio of investments, except that (i) Class A shares are sold subject to a front-end sales charge collected at the time the shares are purchased and bear a service fee, (ii) Class B shares are sold at net asset value without a sales charge at the time of purchase, but are subject to a contingent deferred sales charge upon redemption and bear both a service fee and distribution fee, (iii) Class C shares are sold at net asset value without a sales charge at the time of purchase, but are subject to a contingent deferred sales charge upon redemption within one year and bear both a service fee and a distribution fee, (iv) Class I shares are sold at net asset value without a sales charge at the time of purchase, (v) Class R1 shares are sold at net asset value without a sales charge, but bear both a service fee and a distribution fee, and (vi) the respective classes may have different reinvestment privileges and conversion rights. Additionally, each fund may allocate among its classes certain expenses, to the extent applicable to specific classes, including transfer agent fees, government registration fees, certain printing and postage costs, and administrative and legal expenses. Currently, class specific expenses of the Funds are limited to service and distribution fees, administrative fees, and certain registration and transfer agent expenses. Class B shares of the Government Fund outstanding for eight years will convert to Class A shares of the Government Fund.

NOTE 2 – SIGNIFICANT ACCOUNTING POLICIES

Significant accounting policies of the Trust are as follows:

Valuation of Investments: The Trust determines the value of investments utilizing an independent pricing service approved by the Board of Trustees. Debt investment securities have a primary market over the counter and are valued on the basis of valuations furnished by the pricing service. The pricing service values portfolio securities at quoted bid prices, normally at 4:00 p.m. EST. When quotations are not readily available, securities are valued at evaluated prices as determined by the pricing service using methods which include consideration of yields or prices of debt obligations of comparable quality, type of issue, coupon, maturity, and rating; and indications as to value from dealers and general market conditions. In any case where a price is not available from a pricing service for an investment, the Trust’s valuation and pricing committee determines a fair value for the investment using factors approved by the Trustees. The valuation procedures used by the pricing service and the portfolio valuations received by the Funds are reviewed by the officers of the Trust under the general supervision of the Board of Trustees. Short-term obligations having remaining maturities of 60 days or less are valued at amortized cost, which approximates market value.

Federal Income Taxes: It is the policy of the Trust to comply with the provisions of the Internal Revenue Code applicable to “regulated investment companies” and to distribute all taxable income, including any net realized gain on investments of the Funds to the shareholders. Therefore, no provision for Federal income taxes is required.

When-Issued and Delayed Delivery Transactions: The Trust may engage in when-issued or delayed delivery transactions. To the extent the Trust engages in such transactions, it will do so for the purpose of acquiring portfolio securities consistent with the Funds’ investment objectives and not for the purpose of investment leverage or to speculate on interest rate and/or market changes. At the time the Trust makes a commitment to purchase a security on a when-issued basis, the Funds will record the transaction and reflect the value in determining each Fund’s net asset value. When effecting such transactions, assets of an amount sufficient to make payment for the portfolio securities to be purchased will be segregated on the each Fund’s records at the trade date. Securities purchased on a when-issued or delayed delivery basis do not earn interest until the settlement date.

Dividends: Net investment income of the Funds are declared daily as a dividend on shares for which the Funds have received payment. Dividends are paid monthly and are reinvested in additional shares of the Funds at net asset value per share at the close of business on the dividend payment date, or at the shareholder’s option, paid in cash. Net capital gains, to the extent available, will be distributed at least annually.

General: Securities transactions are accounted for on a trade date basis. Interest income is accrued as earned. Premiums and dis-

14    Certified Annual Report

NOTES TO FINANCIAL STATEMENTS, CONTINUED

Thornburg Limited Term Income Funds	September 30, 2006

discounts on securities purchased are amortized over the life of the respective securities. Realized gains and losses from the sale of securities are recorded on an identified cost basis. The Funds invest in various mortgage-backed securities. Such securities pay interest and a portion of principal each month, which is then available for investment in securities at prevailing prices. Paydown gains and losses on these securities are included in interest income. Net investment income (other than class specific expenses) and realized and unrealized gains and losses are allocated daily to each class of shares based upon the relative net asset value of outstanding shares (or the value of the dividend-eligible shares, as appropriate) of each class of shares at the beginning of the day (after adjusting for the current share activity of the respective class). Expenses common to all funds are allocated among the funds comprising the Trust based upon their relative net asset values or other appropriate allocation methods.

Foreign Currency Transactions: With respect to the Income Fund, portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the rate of exchange of such currencies against U.S. dollars on the date of valuation. Purchases and sales of portfolio securities and interest denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions.

The Income Fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.

Reported net realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amount of interest recorded on the Income Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid.

Net unrealized foreign exchange gains and losses arise from changes in the fair value of assets and liabilities, other than investments in securities at fiscal period end, resulting from changes in exchange rates.

Guarantees and Indemnifications: Under the Trust’s organizational documents, its officers and Trustees are indemnified against certain liability arising out of the performance of their duties to the Funds. Additionally, in the normal course of business the Trust enters into contracts with service providers that contain general indemnification clauses. The Trust’s maximum exposure under these arrangements is unknown. However, based on experience, the Trust expects the risk of loss to be remote.

Use of Estimates: The preparation of financial statements, in conformity with generally accepted accounting principles, requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

NOTE 3 – INVESTMENT ADVISORY FEE AND OTHER TRANSACTIONS WITH AFFILIATES

Pursuant to an investment advisory agreement, Thornburg Investment Management, Inc. (the “Advisor”) serves as the investment advisor and performs services to the Funds for which the fees are payable at the end of each month. For the year ended September 30, 2006, these fees were payable at annual rates ranging from .375 of 1% to .275 of 1% per annum of the average daily net assets of the Government Fund and .50 of 1% to .275 of 1% per annum of the average daily net assets of the Income Fund depending on each Fund’s asset size. The Trust also has an Administrative Services Agreement with the Advisor, whereby the Advisor will perform certain administrative services for the shareholders of each class of each Fund’s shares, and for which fees will be payable at an annual rate of up to .125 of 1% per annum of the average daily net assets attributable to Class A, Class B, Class C, and Class R1 shares, and up to .05 of 1% per annum of the average daily net assets attributable to Class I shares. For the year ended September 30, 2006, the Advisor voluntarily reimbursed certain class specific expenses and administrative fees of $5,826, $13,533, $8,297, $13,881, and $19,233 for the Class A, B, C, I, and R1 shares, respectively, of the Government Fund and $178,700, $61,940, $41,972, and $23,131 for the Class A, C, I, and R1 shares, respectively, of the Income Fund.

The Trust has an underwriting agreement with Thornburg Securities Corporation (the “Distributor”, an affiliate of the Advisor), which acts as the distributor of each Fund’s shares. For the year ended September 30, 2006, the Distributor has advised the Funds that they earned net commissions aggregating $1,667 from the sale of Class A shares of the Income Fund, and collected contingent deferred sales charges aggregating $1,678 and $2,956 from redemptions of Class C shares of the Government Fund and Income Fund, respectively.

Pursuant to a service plan under Rule 12b-1 of the Investment Company Act of 1940, the Funds may reimburse to the Advisor an amount not to exceed .25 of 1% per annum of its average daily net assets attributable to the Class A, Class B, Class C, and Class R1 shares of the Funds for payments made by the Advisor to securities dealers and other financial institutions to obtain various shareholder and distribution related services. The Advisor may pay out of its own resources additional expenses for distribution of each Fund’s shares.

The Trust has also adopted Distribution Plans pursuant to Rule 12b-1, applicable to each Fund’s Class B, Class C, and Class R1 shares under which the Funds compensate the Distributor for services in promoting the sale of Class B, C, and R1 shares of the

Certified Annual Report    15

NOTES TO FINANCIAL STATEMENTS, CONTINUED

Thornburg Limited Term Income Funds	September 30, 2006

Funds at an annual rate of up to .75 of 1% per annum of the average daily net assets attributable to these classes. Total fees incurred by each class of shares of the Funds under their respective service and distribution plans for the year ended September 30, 2006, are set forth in the Statements of Operations. Distribution fees of $139,596 and $257,205, respectively, for Class C shares of the Government Fund and Income Fund were waived.

The Trust has an agreement with the custodian bank to indirectly pay a portion of the custodian’s fees through credits earned by each Fund’s cash on deposit with the bank. This deposit agreement is an alternative to overnight investments. Custodial fees have been adjusted to reflect amounts that would have been paid without this agreement, with a corresponding adjustment reflected as fees paid indirectly in the Statement of Operations. For the year ended September 30, 2006, fees paid indirectly were $55,074 for the Government Fund and $31,148 for the Income Fund. These figures may include additional fees waived by the Custodian.

Certain officers and Trustees of the Trust are also officers and/or Directors of the Advisor and Distributor. The compensation of independent Trustees is borne by the Trust.

NOTE 4 – SHARES OF BENEFICIAL INTEREST

At September 30, 2006, there were an unlimited number of shares of beneficial interest authorized. Transactions in shares of beneficial interest were as follows:

GOVERNMENT FUND

	Year Ended September 30, 2006		Year Ended September 30, 2005
	Shares	Amount	Shares	Amount
Class A Shares
Shares sold	1,127,442	$14,273,031	2,243,592	$28,913,349
Shares issued to shareholders in reinvestment of dividends	210,223	2,662,638	230,485	2,966,058
Shares repurchased	(3,799,025)	(48,121,270)	(4,195,950)	(54,031,608)

Net Increase (Decrease)	(2,461,360)	$(31,185,601)	(1,721,873)	$(22,152,201)

Class B Shares
Shares sold	85,374	$1,076,317	36,434	$470,166
Shares issued to shareholders in reinvestment of dividends	1,620	20,478	1,423	18,270
Shares repurchased	(39,667)	(502,270)	(75,180)	(965,157)

Net Increase (Decrease)	47,327	$594,525	(37,323)	$(476,721)

Class C Shares
Shares sold	435,047	$5,539,917	353,641	$4,581,667
Shares issued to shareholders in reinvestment of dividends	44,361	565,288	51,902	671,957
Shares repurchased	(1,076,447)	(13,715,556)	(1,165,115)	(15,083,276)

Net Increase (Decrease)	(597,039)	$(7,610,351)	(759,572)	$(9,829,652)

Class I Shares
Shares sold	284,094	$3,589,619	560,384	$7,250,216
Shares issued to shareholders in reinvestment of dividends	31,981	405,096	30,104	387,218
Shares repurchased	(407,147)	(5,157,620)	(322,906)	(4,155,094)

Net Increase (Decrease)	(91,072)	$(1,162,905)	267,582	$3,482,340

Class R1 Shares
Shares sold	146,432	$1,860,958	225,835	$2,890,863
Shares issued to shareholders in reinvestment of dividends	7,844	99,399	1,901	24,425
Shares repurchased	(108,414)	(1,374,097)	(24,563)	(316,396)

Net Increase (Decrease)	45,862	$586,260	203,173	$2,598,892

16    Certified Annual Report

NOTES TO FINANCIAL STATEMENTS, CONTINUED

Thornburg Limited Term Income Funds	September 30, 2006

INCOME FUND	Year Ended September 30, 2006		Year Ended September 30, 2005
	Shares	Amount	Shares	Amount
Class A Shares
Shares sold	3,250,026	$40,085,247	4,512,773	$57,228,284
Shares issued to shareholders in reinvestment of dividends	494,039	6,098,155	493,348	6,244,437
Shares repurchased	(5,340,874)	(65,959,738)	(5,976,128)	(75,559,467)

Net Increase (Decrease)	(1,596,809)	$(19,776,336)	(970,007)	$(12,086,746)

Class C Shares
Shares sold	563,413	$6,944,987	996,231	$12,608,384
Shares issued to shareholders in reinvestment of dividends	108,235	1,333,999	119,269	1,507,204
Shares repurchased	(1,830,119)	(22,562,073)	(1,480,457)	(18,713,732)

Net Increase (Decrease)	(1,158,471)	$(14,283,087)	(364,957)	$(4,598,144)

Class I Shares
Shares sold	2,696,403	$33,258,881	2,722,997	$34,485,958
Shares issued to shareholders in reinvestment of dividends	334,633	4,129,810	272,125	3,443,839
Shares repurchased	(1,956,476)	(24,171,129)	(2,083,269)	(26,381,732)

Net Increase (Decrease)	1,074,560	$13,217,562	911,853	$11,548,065

Class R1 Shares
Shares sold	143,837	$1,782,628	117,357	$1,481,761
Shares issued to shareholders in reinvestment of dividends	7,699	95,044	2,363	29,836
Shares repurchased	(54,991)	(678,786)	(18,214)	(231,215)

Net Increase (Decrease)	96,545	$1,198,886	101,506	$1,280,382

NOTE 5 - SECURITIES TRANSACTIONS

For the year ended September 30, 2006, the Government Fund had purchase and sale transactions of investment securities (excluding short-term investments) of $12,133,966 and $40,493,528, respectively, while the Income Fund had purchase and sale transactions of investment securities (excluding short-term investments and U.S. Government obligations) of $22,786,354 and $33,278,245, respectively.

NOTE 6 – INCOME TAXES

At September 30, 2006, information on the tax components of capital is as follows:

	Government Fund	Income Fund
Cost of investments for tax purpose	$155,053,417	$352,297,916

Gross unrealized appreciation on a tax basis	$218,879	$1,955,726
Gross unrealized depreciation on a tax basis	(4,190,038)	(6,149,183)

Net unrealized appreciation (depreciation) on investments (tax basis)	$(3,971,159)	$(4,193,457)

Distributable earnings ordinary income	$110,307	$111,720

Certified Annual Report    17

NOTES TO FINANCIAL STATEMENTS, CONTINUED

Thornburg Limited Term Income Funds	September 30, 2006

At September 30, 2006, the Government Fund had tax basis losses, which may be carried over to offset future capital gains. Such capital loss carryovers expire as follows:

2009	$674,873
2010	13,611
2014	3,770

$692,254

At September 30, 2006, the Income Fund had tax basis capital losses, which may be carried over to offset future capital gains. Such capital loss carryovers expire as follows:

2008	$497,824
2009	650,941
2010	308,333
2013	1,625,980
2014	601,391

$3,684,469

As of September 30, 2006, the Government Fund had deferred capital losses occurring subsequent to October 31, 2005 of $105,237. For tax purposes, such losses will be reflected in the year ending September 30, 2007. Unutilized tax basis capital losses may be carried forward to offset realized gains in future years. To the extent such carry forwards are used, capital gains distributions may be reduced to the extent provided by regulations.

As of September 30, 2006, the Income Fund had deferred capital losses occurring subsequent to October 31, 2005 of $153,563. For tax purposes, such losses will be reflected in the year ending September 30, 2007.

In order to account for book/tax differences, the Government Fund increased undistributed net investment income (loss) by $58,274 and increased accumulated net realized (loss) by $58,274. The Income Fund increased undistributed net investment income by $40,936 and increased accumulated net realized loss by $40,936. This reclass has no impact on the net asset value of the Fund. Reclassifications result primarily from paydown gains and losses, which are recorded as an adjustment to interest income in the financial statements and as realized gains in the tax returns.

For tax purposes, distributions for the year ended September 30, 2006 and September 30, 2005, were paid from ordinary income.

New Accounting Pronouncement:

On July 13, 2006, the Financial Accounting Standards Board issued Interpretation No. 48, “Accounting for Uncertainty in Income Taxes – an Interpretation of FASB Statement No. 109” (the “Interpretation”). The Interpretation prescribes a comprehensive model for how a company, including each of the Funds, should recognize, measure, present and disclose in its financial statements uncertain tax positions that the company has taken or expects to take on income tax returns, and also revises certain disclosure requirements. The Interpretation is effective for fiscal years beginning after December 15, 2006. Management has recently begun to evaluate the application of the Interpretation to the Funds and is not in a position at this time to estimate the significance of its impact, if any, on the Funds’ financial statements.

18    Certified Annual Report

FINANCIAL HIGHLIGHTS

Thornburg Limited Term U.S. Government Fund

	Year Ended September 30,
	2006	2005	2004	2003	2002
Class I Shares:

PER SHARE PERFORMANCE
(for a share outstanding throughout the year)

Net asset value, beginning of year	$12.76	$13.01	$13.22	$13.27	$12.77

Income from investment operations:
Net investment income	0.41	0.36	0.39	0.51	0.62
Net realized and unrealized gain (loss) on investments	(0.01)	(0.24)	(0.21)	(0.05)	0.50

Total from investment operations	0.40	0.12	0.18	0.46	1.12

Less dividends from:
Net investment income	(0.41)	(0.37)	(0.39)	(0.51)	(0.62)

Change in net asset value	(0.01)	(0.25)	(0.21)	(0.05)	0.50

NET ASSET VALUE, end of year	$12.75	$12.76	$13.01	$13.22	$13.27

RATIOS/SUPPLEMENTAL DATA

Total return	3.19%	0.95%	1.37%	3.51%	9.11%
Ratios to average net assets:
Net investment income	3.22%	2.82%	2.95%	3.77%	4.86%
Expenses, after expense reductions	0.68%	0.68%	0.67%	0.64%	0.61%
Expenses, after expense reductions and net of custody credits	0.65%	0.67%	0.67%	0.62%	0.60%
Expenses, before expense reductions	0.78%	0.80%	0.77%	0.82%	1.04%

Portfolio turnover rate	7.47%	18.00%	12.39%	35.06%	4.34%

Net assets at end of year (000)	$14,900	$16,075	$12,905	$13,085	$6,960

Certified Annual Report    19

FINANCIAL HIGHLIGHTS

Thornburg Limited Term Income Fund

	Year Ended September 30,
	2006	2005	2004	2003	2002
Class I Shares:

PER SHARE PERFORMANCE
(for a share outstanding throughout the year)

Net asset value, beginning of year	$12.51	$12.80	$12.99	$12.79	$12.55

Income from investment operations:
Net investment income	0.54	0.51	0.47	0.55	0.65
Net realized and unrealized gain (loss) on investments	(0.14)	(0.29)	(0.19)	0.20	0.24

Total from investment operations	0.40	0.22	0.28	0.75	0.89

Less dividends from:
Net investment income	(0.54)	(0.51)	(0.47)	(0.55)	(0.65)

Change in net asset value	(0.14)	(0.29)	(0.19)	0.20	0.24

NET ASSET VALUE, end of year	$12.37	$12.51	$12.80	$12.99	$12.79

RATIOS/SUPPLEMENTAL DATA

Total return	3.30%	1.77%	2.29%	5.89%	7.38%
Ratios to average net assets:
Net investment income	4.38%	3.85%	3.64%	4.23%	5.19%
Expenses, after expense reductions	0.68%	0.67%	0.67%	0.69%	0.69%
Expenses, after expense reductions and net of custody credits	0.67%	0.67%	0.67%	0.69%	0.69%
Expenses, before expense reductions	0.72%	0.72%	0.72%	0.76%	0.78%

Portfolio turnover rate	6.77%	23.16%	22.73%	18.86%	21.63%

Net assets at end of year (000)	$111,535	$99,396	$90,025	$59,473	$39,281

20    Certified Annual Report

SCHEDULE OF INVESTMENTS

Thornburg Limited Term U.S. Government Fund	September 30, 2006

CUSIPS: Class A - 885-215-103, CLASS B - 885-215-848, CLASS C - 885-215-830, CLASS I - 885-215-699, CLASS R1 - 885-215-491

NASDAQ SYMBOLS: CLASS A - LTUSX, CLASS B - LTUBX, CLASS C - LTUCX, CLASS I - LTUIX, CLASS R1 - LTURX

Issuer-Description	Principal Amount	Value
U.S.Treasury Securities — 44.59%
United States Treasury Notes, 4.375% due 5/15/2007	$9,000,000	$8,966,250
United States Treasury Notes, 6.125% due 8/15/2007	4,000,000	4,038,750
United States Treasury Notes, 2.625% due 5/15/2008	9,000,000	8,704,688
United States Treasury Notes, 5.50% due 5/15/2009	10,000,000	10,217,188
United States Treasury Notes, 6.50% due 2/15/2010	15,000,000	15,874,218
United States Treasury Notes, 5.75% due 8/15/2010	6,000,000	6,242,813
United States Treasury Notes, 3.625% due 5/15/2013	15,000,000	14,177,343

TOTAL U.S.TREASURY SECURITIES (Cost $ 71,173,027)		68,221,250

U.S. Government Agencies — 50.56%
Federal Agricultural Mtg Corp., 6.71% due 7/28/2014	200,000	221,637
Federal Farm Credit Bank, 1.875% due 1/16/2007	4,650,000	4,602,613
Federal Farm Credit Bank, 5.875% due 7/28/2008	1,900,000	1,927,312
Federal Farm Credit Bank, 5.87% due 9/2/2008	1,300,000	1,319,530
Federal Farm Credit Bank, 5.35% due 12/11/2008	200,000	201,398
Federal Farm Credit Bank, 5.80% due 3/19/2009	300,000	305,509
Federal Farm Credit Bank, 6.75% due 7/7/2009	350,000	365,536
Federal Farm Credit Bank, 6.06% due 5/28/2013	240,000	254,366
Federal Home Loan Bank, 3.05% due 10/12/2006	3,975,000	3,972,114
Federal Home Loan Bank, 7.76% due 11/21/2006	200,000	200,695
Federal Home Loan Bank, 7.00% due 2/15/2008	150,000	153,610
Federal Home Loan Bank, 5.48% due 1/8/2009	1,250,000	1,262,313
Federal Home Loan Bank, 5.985% due 4/9/2009	1,000,000	1,022,972
Federal Home Loan Bank, 5.79% due 4/27/2009	200,000	203,747
Federal Home Loan Bank, 5.125% due 4/29/2009	1,750,000	1,755,028
Federal Home Loan Bank, 3.40% due 11/12/2010	2,750,000	2,689,392
Federal Home Loan Bank Floating Rate Note, 4.58% due 2/22/2007	5,000,000	4,994,505
Federal Home Loan Mtg Corp., 6.80% due 3/19/2007	300,000	302,037
Federal Home Loan Mtg Corp. CMO Series 1616 Class E, 6.50% due 11/15/2008	1,098,652	1,104,529
Federal Home Loan Mtg Corp. CMO Series 2592 Class PD, 5.00% due 7/15/2014	1,000,000	997,230
Federal Home Loan Mtg Corp. CMO Series 2814 Class GB, 5.00% due 6/15/2019	1,327,829	1,298,136
Federal Home Loan Mtg Corp. CMO Series 2821 Class YI, 5.50% due 9/15/2014	670,983	669,674
Federal Home Loan Mtg Corp., Pool # 141016, 9.25% due 11/1/2016	21,852	23,850
Federal Home Loan Mtg Corp., Pool # 141412, 8.50% due 4/1/2017	71,270	75,751
Federal Home Loan Mtg Corp., Pool # 160043, 8.75% due 4/1/2008	4,586	4,613
Federal Home Loan Mtg Corp., Pool # 181730, 8.50% due 5/1/2008	4,935	4,977
Federal Home Loan Mtg Corp., Pool # 252986, 10.75% due 4/1/2010	20,102	21,265
Federal Home Loan Mtg Corp., Pool # 256764, 8.75% due 10/1/2014	2,453	2,459
Federal Home Loan Mtg Corp., Pool # 273822, 8.50% due 4/1/2009	2,265	2,267
Federal Home Loan Mtg Corp., Pool # 298107, 10.25% due 8/1/2017	26,407	29,821
Federal Home Loan Mtg Corp., Pool # C90041, 6.50% due 11/1/2013	40,421	41,316
Federal Home Loan Mtg Corp., Pool # D06908, 9.50% due 9/1/2017	5,327	5,481
Federal Home Loan Mtg Corp., Pool # D37120, 7.00% due 7/1/2023	47,282	48,979
Federal Home Loan Mtg Corp., Pool # E00170, 8.00% due 7/1/2007	12,051	12,118
Federal Home Loan Mtg Corp., Pool # E49074, 6.50% due 7/1/2008	12,407	12,659
Federal Home Loan Mtg Corp., Pool # E61778, 6.50% due 4/1/2008	14,516	14,811
Federal National Mtg Assoc, 5.125% due 12/8/2008	3,665,000	3,673,609

Certified Annual Report    21

SCHEDULE OF INVESTMENTS, CONTINUED

Thornburg Limited Term U.S. Government Fund	September 30, 2006

Issuer-Description	Principal Amount	Value
Federal National Mtg Assoc, 4.25% due 6/29/2012	$3,250,000	$3,210,805
Federal National Mtg Assoc CMO Series 1992-22 Class HC, 7.00% due 3/25/2007	20,184	20,190
Federal National Mtg Assoc CMO Series 1993-101 Class PJ, 7.00% due 6/25/2008	246,404	247,596
Federal National Mtg Assoc CMO Series 1993-122 Class D, 6.50% due 6/25/2023	96,289	96,761
Federal National Mtg Assoc CMO Series 1993-32 Class H, 6.00% due 3/25/2023	135,149	136,060
Federal National Mtg Assoc CPI Floating Rate Note, 5.459% due 2/17/2009	3,000,000	2,910,180
Federal National Mtg Assoc Remic Series 2006-B1 Class AB, 6.00% due 6/25/2016	4,710,884	4,737,596
Federal National Mtg Assoc, Pool # 008307, 8.00% due 5/1/2008	26,275	26,489
Federal National Mtg Assoc, Pool # 044003, 8.00% due 6/1/2017	43,930	46,346
Federal National Mtg Assoc, Pool # 050811, 7.50% due 12/1/2012	38,579	40,007
Federal National Mtg Assoc, Pool # 050832, 7.50% due 6/1/2013	50,263	52,008
Federal National Mtg Assoc, Pool # 076388, 9.25% due 9/1/2018	73,674	80,229
Federal National Mtg Assoc, Pool # 077725, 9.75% due 10/1/2018	16,610	17,168
Federal National Mtg Assoc, Pool # 100286, 7.50% due 8/1/2009	87,563	88,735
Federal National Mtg Assoc, Pool # 112067, 9.50% due 10/1/2016	51,387	56,277
Federal National Mtg Assoc, Pool # 156156, 8.50% due 4/1/2021	36,559	37,856
Federal National Mtg Assoc, Pool # 190555, 7.00% due 1/1/2014	34,920	36,062
Federal National Mtg Assoc, Pool # 190703, 7.00% due 3/1/2009	18,659	18,817
Federal National Mtg Assoc, Pool # 190836, 7.00% due 6/1/2009	47,583	48,085
Federal National Mtg Assoc, Pool # 250387, 7.00% due 11/1/2010	49,050	50,039
Federal National Mtg Assoc, Pool # 250481, 6.50% due 11/1/2015	5,330	5,412
Federal National Mtg Assoc, Pool # 251258, 7.00% due 9/1/2007	11,274	11,291
Federal National Mtg Assoc, Pool # 251759, 6.00% due 5/1/2013	80,467	81,696
Federal National Mtg Assoc, Pool # 252648, 6.50% due 5/1/2022	162,188	166,243
Federal National Mtg Assoc, Pool # 303383, 7.00% due 12/1/2009	28,907	29,106
Federal National Mtg Assoc, Pool # 312663, 7.50% due 6/1/2010	46,456	47,500
Federal National Mtg Assoc, Pool # 323706, 7.00% due 2/1/2009	51,243	51,568
Federal National Mtg Assoc, Pool # 334996, 7.00% due 2/1/2011	53,827	54,937
Federal National Mtg Assoc, Pool # 342947, 7.25% due 4/1/2024	336,144	349,229
Federal National Mtg Assoc, Pool # 345775, 8.50% due 12/1/2024	32,886	33,759
Federal National Mtg Assoc, Pool # 373942, 6.50% due 12/1/2008	24,658	25,189
Federal National Mtg Assoc, Pool # 382926, 7.37% due 12/1/2010	333,129	346,950
Federal National Mtg Assoc, Pool # 384243, 6.10% due 10/1/2011	609,522	621,394
Federal National Mtg Assoc, Pool # 384746, 5.86% due 2/1/2009	1,041,825	1,056,567
Federal National Mtg Assoc, Pool # 385714, 4.70% due 1/1/2010	3,131,355	3,092,250
Federal National Mtg Assoc, Pool # 406384, 8.25% due 12/1/2024	178,363	188,302
Federal National Mtg Assoc, Pool # 443909, 6.50% due 9/1/2018	196,366	202,455
Federal National Mtg Assoc, Pool # 460568, 5.20% due 12/1/2006	3,500,000	3,486,366
Federal National Mtg Assoc, Pool # 516363, 5.00% due 3/1/2014	168,214	166,243
Federal National Mtg Assoc, Pool # 555207, 7.00% due 11/1/2017	82,558	84,458
Government National Mtg Assoc CMO Series 2001-65 Class PG, 6.00% due 7/20/2028	602,370	600,240
Government National Mtg Assoc CMO Series 2002-67 Class VA, 6.00% due 3/20/2013	261,981	260,351
Government National Mtg Assoc, Pool # 000623, 8.00% due 9/20/2016	58,388	61,329
Government National Mtg Assoc, Pool # 016944, 7.50% due 5/15/2007	12,641	12,653
Government National Mtg Assoc, Pool # 369693, 7.00% due 1/15/2009	60,706	61,312
Government National Mtg Assoc, Pool # 409921, 7.50% due 8/15/2010	28,504	29,160
Government National Mtg Assoc, Pool # 410240, 7.00% due 12/15/2010	37,859	38,575
Government National Mtg Assoc, Pool # 410271, 7.50% due 8/15/2010	34,661	35,527
Government National Mtg Assoc, Pool # 410846, 7.00% due 12/15/2010	56,518	57,628
Government National Mtg Assoc, Pool # 430150, 7.25% due 12/15/2026	31,154	32,522
Government National Mtg Assoc, Pool # 453928, 7.00% due 7/15/2017	79,860	83,044
Government National Mtg Assoc, Pool # 780063, 7.00% due 9/15/2008	11,897	11,972
Government National Mtg Assoc, Pool # 780448, 6.50% due 8/15/2011	106,299	108,786

22    Certified Annual Report

SCHEDULE OF INVESTMENTS, CONTINUED

Thornburg Limited Term U.S. Government Fund	September 30, 2006

Issuer-Description	Principal Amount	Value
Overseas Private Investment Corp., 4.10% due 11/15/2014	$2,126,400	$2,048,319
Private Export Funding Corp., 5.685% due 5/15/2012	5,000,000	5,173,100
Private Export Funding Corp., 4.974% due 8/15/2013	2,700,000	2,708,446
Tennessee Valley Authority, 4.75% due 8/1/2013	3,000,000	2,966,946
Tennessee Valley Authority Principal Inflation Indexed, 3.375% due 1/15/2007	6,422,150	6,389,204
United States Department of Housing & Urban Development, 3.51% due 8/1/2008	850,000	827,360

TOTAL U.S. GOVERNMENT AGENCIES (Cost $ 78,381,936)		77,362,554

Short Term Investments — 3.59%
Federal Home Loan Bank - Discount Notes, 5.06% due 10/3/2006	5,500,000	5,498,454

TOTAL SHORT TERM INVESTMENTS (Cost $5,498,454)		5,498,454

TOTAL INVESTMENTS — 98.74% (Cost $ 155,053,417)		$151,082,258

OTHER ASSETS LESS LIABILITIES — 1.26%		1,929,506

NET ASSETS — 100.00%		$153,011,764

Footnote Legend

See notes to financial statements.

Portfolio Abbreviations

To simplify the listings of securities, abbreviations are used per the table below:

REMIC    Real Estate Mortgage Investment Conduit

SUMMARY OF TYPES OF HOLDINGS

Certified Annual Report    23

SCHEDULE OF INVESTMENTS

Thornburg Limited Term Income Fund	September 30, 2006

CUSIPS: Class A - 885-215-509, CLASS C - 885-215-764, CLASS I - 885-215-681, CLASS RI - 885-215-483

NASDAQ SYMBOLS: CLASS A - THIFX, CLASS C - THICX, CLASS I - THIIX, CLASS RI - THIRX

Issuer-Description	Credit Rating† Moody’s/S&P	Principal Amount	Value
U.S.Treasury Securities — 3.64%
United States Treasury Notes, 3.00% due 2/15/2008	Aaa/AAA	$4,000,000	$3,905,313
United States Treasury Notes, 4.75% due 11/15/2008	Aaa/AAA	1,500,000	1,502,109
United States Treasury Notes, 5.75% due 8/15/2010	Aaa/AAA	2,500,000	2,601,172
United States Treasury Notes, 3.625% due 5/15/2013	Aaa/AAA	5,000,000	4,725,781

TOTAL U.S.TREASURY SECURITIES (Cost $ 13,042,120)			12,734,375

U.S. Government Agencies — 5.51%
Federal Home Loan Bank, 4.875% due 5/15/2007	Aaa/AAA	150,000	149,590
Federal Home Loan Bank, 5.833% due 1/23/2008	Aaa/AAA	500,000	504,141
Federal Home Loan Bank, 5.785% due 4/14/2008	Aaa/AAA	75,000	75,737
Federal Home Loan Bank, 5.835% due 7/15/2008	Aaa/AAA	300,000	303,985
Federal Home Loan Bank, 5.085% due 10/7/2008	Aaa/AAA	250,000	250,335
Federal Home Loan Bank, 5.038% due 10/14/2008	Aaa/AAA	200,000	200,062
Federal Home Loan Bank, 5.365% due 12/11/2008	Aaa/AAA	75,000	75,547
Federal Home Loan Bank, 4.50% due 12/15/2008	Aaa/AAA	3,000,000	2,968,482
Federal Home Loan Bank, 5.985% due 4/9/2009	Aaa/AAA	85,000	86,953
Federal Home Loan Bank, 5.00% due 9/22/2009	Aaa/AAA	1,500,000	1,494,211
Federal Home Loan Bank Floating Rate Note, 4.58% due 2/22/2007	Aaa/AAA	1,370,000	1,368,494
Federal Home Loan Mtg Corp. CMO Series 2814 Class GB, 5.00% due 6/15/2019	Aaa/AAA	1,327,829	1,298,135
Federal Home Loan Mtg Corp. CMO Series 2821 Class YI, 5.50% due 9/15/2014	Aaa/AAA	671,205	669,895
Federal National Mtg Assoc, 3.50% due 12/28/2006	Aaa/AAA	325,000	323,583
Federal National Mtg Assoc, 5.185% due 11/1/2008	Aaa/AAA	451,591	450,413
Federal National Mtg Assoc, 6.00% due 12/1/2008	Aaa/AAA	46,278	46,985
Federal National Mtg Assoc, 8.00% due 12/1/2009	Aaa/AAA	24,821	25,553
Federal National Mtg Assoc, 7.00% due 3/1/2011	Aaa/AAA	30,782	31,373
Federal National Mtg Assoc, 6.42% due 4/1/2011	Aaa/AAA	2,348,809	2,375,127
Federal National Mtg Assoc, 5.095% due 12/1/2011	Aaa/AAA	124,852	124,520
Federal National Mtg Assoc, 7.491% due 8/1/2014	Aaa/AAA	34,125	35,000
Federal National Mtg Assoc CMO Series 2003-64 Class EC, 5.50% due 5/25/2030	Aaa/AAA	715,909	714,674
Federal National Mtg Assoc CPI Floating Rate Note, 5.459% due 2/17/2009	Aaa/AAA	5,000,000	4,850,300
Federal National Mtg Assoc, Pool # 460568, 5.20% due 12/1/2006	Aaa/AAA	800,000	796,884
Government National Mtg Assoc, Pool # 003007, 8.50% due 11/20/2015	Aaa/AAA	26,381	27,747
Government National Mtg Assoc, Pool # 827148, 5.375% due 2/20/2024	Aaa/AAA	39,086	39,734

TOTAL U.S. GOVERNMENT AGENCIES (Cost $ 19,562,014)			19,287,460

Asset Back Securities — 3.66%
Associates Manufactured Housing Trust 1996-1 A5, 7.60% due 3/15/2027	Aaa/AAA	78,572	78,831
GSR Mtg Loan Trust Series 2004-3F Class 2-A10, 3.218% due 2/25/2034	NR/AAA	840,071	791,934
Small Business Administration, 4.638% due 2/10/2015	NR/NR	3,067,561	2,981,829
Washington Mutual Series 02-AR10, Class-A6, 4.816% due 10/25/2032	Aaa/AAA	33,631	33,414
Washington Mutual Series 03-AR10, Class-A4, 4.062% due 10/25/2033	Aaa/AAA	1,583,274	1,567,804
Washington Mutual Series 03-AR12, Class-A4, 3.743% due 2/25/2034	Aaa/AAA	1,041,933	1,032,684
Washington Mutual Series 03-AR5, Class-A6, 3.695% due 6/25/2033	Aaa/AAA	3,200,000	3,119,829

24    Certified Annual Report

SCHEDULE OF INVESTMENTS, CONTINUED

Thornburg Limited Term Income Fund	September 30, 2006

Issuer-Description	Credit Rating† Moody’s/S&P	Principal Amount	Value
Washington Mutual Series 05-AR4, Class-A4b, 4.674% due 4/25/2035	Aaa/AAA	$830,000	$815,367
Wells Fargo Mortgage Backed Securities Series 2005-3 Class-A10, 5.50% due 5/25/2035	Aaa/NR	2,404,822	2,394,000

TOTAL ASSET BACK SECURITIES (Cost $ 13,090,624)			12,815,692

Corporate Bonds — 67.69%

BANKS — 3.01%

COMMERCIAL BANKS — 3.01%
Bank of America Corp., 4.375% due 12/1/2010	Aa2/AA-	1,675,000	1,627,783
Capital One Bank, 6.70% due 5/15/2008	A3/BBB	1,665,000	1,699,439
Capital One Bank, 6.15% due 9/1/2016	Baa2/BBB-	2,000,000	2,023,726
Fifth Third Bank, Cincinnati Ohio, 3.375% due 8/15/2008	Aa2/AA-	2,500,000	2,420,878
HSBC USA, Inc., 8.375% due 2/15/2007	Aa3/AA-	700,000	706,677
National Westminster Bank, 7.375% due 10/1/2009	Aa2/AA-	715,000	761,322
Nations Bank Corp., 7.23% due 8/15/2012	Aa2/AA-	250,000	270,378
Northern Trust Co., 6.25% due 6/2/2008	A1/A+	500,000	509,331
PNC Funding Corp., 6.875% due 7/15/2007	A3/A-	95,000	96,010
US Bank, 6.30% due 7/15/2008	Aa2/AA-	400,000	407,619

			10,523,163

CAPITAL GOODS — 4.76%

MACHINERY — 4.76%
Caterpillar Financial Services Corp., 6.40% due 2/15/2008	A2/A	250,000	251,918
Emerson Electric Co., 5.75% due 11/1/2011	A2/A	800,000	821,225
General American Railcar Corp., 6.69% due 9/20/2016	A3/AA-	201,444	215,233
Hubbell Inc., 6.375% due 5/15/2012	A3/A+	1,000,000	1,057,627
Illinois Tool Works, Inc., 5.75% due 3/1/2009	Aa3/AA	4,595,000	4,665,846
John Deere Capital Corp., 5.125% due 10/19/2006	A3/A-	450,000	449,942
John Deere Capital Corp. Floating Rate Note, 5.515% due 6/10/2008	A3/A-	4,415,000	4,423,146
Johnson Controls, Inc., 5.00% due 11/15/2006	Baa1/A-	1,000,000	998,984
Pentair, Inc., 7.85% due 10/15/2009	Baa3/BBB	1,000,000	1,064,651
Pitney Bowes, Inc., 4.625% due 10/1/2012	Aa3/A+	900,000	870,490
Pitney Bowes, Inc., 3.875% due 6/15/2013	Aa3/A+	2,000,000	1,836,568

			16,655,630

COMMERCIAL SERVICES & SUPPLIES — 2.52%

COMMERCIAL SERVICES & SUPPLIES — 2.52%
Science Applications International Corp., 6.75% due 2/1/2008	A3/A-	250,000	254,080
Science Applications International Corp., 6.25% due 7/1/2012	A3/A-	1,000,000	1,025,280
Valassis Communications, 6.625% due 1/15/2009	Baa3/BB	4,700,000	4,687,686
Waste Management, Inc., 6.875% due 5/15/2009	Baa3/BBB	725,000	753,239
Waste Management, Inc., 7.375% due 8/1/2010	Baa3/BBB	500,000	535,921
Waste Management, Inc., 6.50% due 11/15/2008	Baa3/BBB	1,000,000	1,023,940
WMX Technologies, Inc., 7.00% due 10/15/2006	Baa3/BBB	550,000	550,227

			8,830,373

Certified Annual Report    25

SCHEDULE OF INVESTMENTS, CONTINUED

Thornburg Limited Term Income Fund	September 30, 2006

Issuer-Description	Credit Rating† Moody’s/S&P	Principal Amount	Value
DIVERSIFIED FINANCIALS — 25.17%

CAPITAL MARKETS — 7.23%
Bear Stearns Co., Inc., 4.50% due 10/28/2010	A1/A	$1,500,000	$1,459,791
Jefferies Group, Inc. Senior Note Series B, 7.50% due 8/15/2007	Baa1/BBB+	2,600,000	2,630,225
Legg Mason Mortgage Capital Corp., 7.161% due 6/1/2009	NR/NR	1,714,286	1,714,286
Lehman Brothers Holdings, Inc., 3.50% due 8/7/2008	A1/A+	700,000	679,301
Lehman Brothers Holdings, Inc. CPI Floating Rate Note, 6.32% due 5/12/2014	A1/A+	5,190,000	4,973,681
Merrill Lynch & Co. CPI Floating Rate Note, 5.48% due 3/2/2009	Aa3/A+	3,000,000	2,914,050
Merrill Lynch & Co. CPI Floating Rate Note, 6.37% due 5/5/2014	Aa3/A+	1,000,000	961,610
Merrill Lynch & Co. CPI Floating Rate Note, 5.12% due 3/12/2007	Aa3/A+	5,000,000	4,961,100
Morgan Stanley Group, Inc., 5.623% due 1/18/2008	Aa3/A+	5,000,000	5,008,500

CONSUMER FINANCE — 4.77%
SLM Corp. CPI Floating Rate Note, 6.44% due 1/31/2014	A2/A	9,500,000	9,100,905
SLM Corp. CPI Floating Rate Note, 5.52% due 3/2/2009	A2/A	3,000,000	2,900,100
SLM Corp. Floating Rate Note, 5.495% due 9/15/2008	A2/A	1,675,000	1,675,340
SLM Corp. Floating Rate Note, 5.695% due 7/25/2008	A2/A	3,000,000	3,010,083
DIVERSIFIED FINANCIAL SERVICES — 13.17%
American General Finance Corp., 4.625% due 9/1/2010	A1/A+	200,000	195,181
Berkshire Hathaway Finance Corp. Senior Note, 4.625% due 10/15/2013	Aaa/AAA	1,000,000	962,911
General Electric Capital Corp., 7.75% due 6/9/2009	Aaa/AAA	200,000	211,907
General Electric Capital Corp., 4.25% due 12/1/2010	Aaa/AAA	2,000,000	1,937,530
General Electric Capital Corp., 7.375% due 1/19/2010	Aaa/AAA	400,000	426,713
General Electric Capital Corp., 5.00% due 2/15/2007	Aaa/AAA	2,900,000	2,896,416
General Electric Capital Corp., 4.375% due 11/21/2011	Aaa/AAA	1,500,000	1,445,744
General Electric Capital Corp. Floating Rate Note, 4.80% due 5/30/2008	Aaa/AAA	494,000	484,582
General Electric Capital Corp. Floating Rate Note, 5.51% due 12/15/2009	Aaa/AAA	1,000,000	1,002,817
General Electric Capital Corp. Floating Rate Note, 4.564% due 3/2/2009	Aaa/AAA	5,000,000	4,900,000
Household Finance Corp., 5.75% due 1/30/2007	Aa3/AA-	400,000	400,488
Household Finance Corp., 6.40% due 9/15/2009	Aa3/AA-	400,000	406,138
Household Finance Corp. CPI Floating Rate Note, 5.52% due 8/10/2009	Aa3/AA-	5,000,000	4,769,550
International Lease Finance Corp., 4.55% due 10/15/2009	A1/AA-	2,500,000	2,450,082
International Lease Finance Corp., 5.00% due 9/15/2012	A1/AA-	4,000,000	3,928,472
International Lease Finance Corp. Floating Rate Note, 5.907% due 1/15/2010	A1/AA-	4,050,000	4,079,205
JP Morgan Chase Co., 4.50% due 11/15/2010	Aa3/A+	1,465,000	1,428,898
JP Morgan Chase Co. CPI Floating Rate Note, 5.88% due 6/28/2009	Aa3/A+	5,000,000	4,869,950
Principal Financial Group Australia, 8.20% due 8/15/2009	A2/A	700,000	752,932
Toyota Motor Credit Corp., 2.875% due 8/1/2008	Aaa/AAA	800,000	768,530
Toyota Motor Credit Corp., 4.35% due 12/15/2010	Aaa/AAA	800,000	779,095
Toyota Motor Credit Corp., 2.70% due 1/30/2007	Aaa/AAA	3,300,000	3,271,613
Toyota Motor Credit Corp., 4.25% due 3/15/2010	Aaa/AAA	3,450,000	3,351,758
US Central Credit Union, 2.75% due 5/30/2008	Aa1/AAA	375,000	360,039

			88,069,523

ENERGY — 2.74%

ENERGY EQUIPMENT & SERVICES — 2.58%
Central Power & Light Co., 7.125% due 2/1/2008	Baa1/BBB	2,000,000	2,044,902
Commonwealth Edison Co., 4.74% due 8/15/2010	Baa2/A-	975,000	955,455
El Paso Corp., 7.00% due 5/15/2011	B2/B	700,000	704,375
Enterprise Products Participating LP, 7.50% due 2/1/2011	Baa3/BB+	250,000	266,612
Louis Dreyfus Natural Gas Corp., 6.875% due 12/1/2007	Baa1/BBB	290,000	294,525
Murphy Oil Corp., 6.375% due 5/1/2012	Baa2/BBB	750,000	774,272

26    Certified Annual Report

SCHEDULE OF INVESTMENTS, CONTINUED

Thornburg Limited Term Income Fund	September 30, 2006

Issuer-Description	Credit Rating† Moody’s/S&P	Principal Amount	Value
Panenergy Corp., 7.00% due 10/15/2006	Baa3/BBB-	$1,100,000	$1,100,189
Phillips Petroleum Co., 9.375% due 2/15/2011	A1/A-	900,000	1,040,362
Phillips Petroleum Co., 8.75% due 5/25/2010	A1/A-	250,000	279,188
Questar Pipeline Co., 6.05% due 12/1/2008	A2/A-	425,000	431,189
Smith International Inc. Senior Note, 7.00% due 9/15/2007	Baa1/BBB+	600,000	608,975
Sonat, Inc., 7.625% due 7/15/2011	B2/B	500,000	512,500
OIL, GAS & CONSUMABLE FUELS — 0.16%
Occidental Petroleum Corp., 10.125% due 9/15/2009	A3/A-	315,000	356,716
Union Oil Co. California, 7.90% due 4/18/2008	A1/BBB+	200,000	209,118

			9,578,378

FOOD & DRUG RETAILING — 0.09%

FOOD & STAPLES RETAILING — 0.09%
General Mills, 5.50% due 1/12/2009	Baa1/BBB+	300,000	301,247

			301,247

FOOD BEVERAGE & TOBACCO — 1.79%

BEVERAGES — 0.97%
Anheuser Busch Co., Inc., 4.375% due 1/15/2013	A1/A+	2,000,000	1,910,458
Anheuser Busch Co., Inc., 5.625% due 10/1/2010	A1/A+	1,150,000	1,173,206
Coca Cola Co., 5.75% due 3/15/2011	Aa3/A+	200,000	204,948
Conagra, Inc., 7.875% due 9/15/2010	Baa2/BBB+	100,000	108,760
FOOD PRODUCTS — 0.82%
Diageo Finance BV, 3.00% due 12/15/2006	A3/A-	925,000	920,641
Sara Lee Corp., 6.00% due 1/15/2008	Baa1/BBB+	900,000	902,948
Sysco International Co., 6.10% due 6/1/2012	A1/A+	1,000,000	1,040,404

			6,261,365

HOUSEHOLD & PERSONAL PRODUCTS — 0.66%

PERSONAL PRODUCTS — 0.66%
Procter & Gamble Co., 4.75% due 6/15/2007	Aa3/AA-	350,000	348,909
Procter & Gamble Co., 4.30% due 8/15/2008	Aa3/AA-	2,000,000	1,972,754

			2,321,663

INSURANCE — 8.46%

INSURANCE — 8.46%
AIG Sunamerica Global Financing, 5.10% due 1/17/2007	Aa2/AA+	800,000	799,291
Allstate Corp., 5.375% due 12/1/2006	A1/A+	900,000	899,779
Allstate Life Global Funding, CPI Floating Rate Note, 5.17% due 4/2/2007	Aa2/AA	5,000,000	4,961,450
Hartford Financial Services Group, Inc. Senior Note, 4.625% due 7/15/2013	A2/A	1,000,000	956,239
Hartford Life, Inc., 7.10% due 6/15/2007	A2/A	300,000	303,451
Liberty Mutual Group, Inc., 5.75% due 3/15/2014	Baa3/BBB	1,000,000	983,408
Lincoln National Corp., 4.75% due 2/15/2014	A3/A+	1,000,000	950,898
Metlife, Inc., 5.25% due 12/1/2006	A2/A	450,000	449,795
Old Republic International Corp., 7.00% due 6/15/2007	Aa3/A+	1,800,000	1,811,464
Pacific Life Global Funding CPI Floating Rate Note, 6.33% due 2/6/2016	Aa3/AA	8,000,000	7,625,440
Principal Life Global Funding, 4.40% due 10/1/2010	Aa2/AA	4,000,000	3,866,396

Certified Annual Report    27

SCHEDULE OF INVESTMENTS, CONTINUED

Thornburg Limited Term Income Fund	September 30, 2006

Issuer-Description	Credit Rating† Moody’s/S&P	Principal Amount	Value
Principal Life Income Funding Floating Rate Note, 6.20% due 4/1/2016	Aa2/AA	$5,000,000	$4,648,450
Unumprovident Corp., 7.625% due 3/1/2011	Ba1/BB+	1,257,000	1,341,048

			29,597,109

MATERIALS — 1.27%

CHEMICALS — 1.27%
Chevron Phillips Chemical, 7.00% due 3/15/2011	Baa1/BBB+	500,000	528,205
Chevron Phillips Chemical, 5.375% due 6/15/2007	Baa1/BBB+	75,000	74,908
Chevrontexaco Capital Co., 3.50% due 9/17/2007	Aa2/AA	1,400,000	1,378,252
Dow Chemical Co., 5.75% due 12/15/2008	A3/A-	350,000	354,030
E.I. du Pont de Nemours & Co., 4.75% due 11/15/2012	A2/A	1,000,000	968,808
E.I. du Pont de Nemours & Co., 4.125% due 3/6/2013	A2/A	325,000	303,370
Hoechst Celanese Corp., 7.125% due 3/15/2009	B3/NR	200,000	202,844
Lubrizol Corp. Senior Note, 5.875% due 12/1/2008	Baa3/BBB-	635,000	640,511

			4,450,928

MEDIA — 1.45%

MEDIA — 1.45%
AOL Time Warner, Inc., 6.75% due 4/15/2011	Baa2/BBB+	750,000	784,411
E W Scripps Co. Ohio, 5.75% due 7/15/2012	A2/A	80,000	80,562
New York Times Co., 4.625% due 6/25/2007	Baa1/A-	300,000	298,630
Scholastic Corp., 5.75% due 1/15/2007	Ba2/BB	762,000	760,935
Thomson Corp., 4.25% due 8/15/2009	A3/A-	2,900,000	2,814,896
Time Warner, Inc., 8.05% due 1/15/2016	Baa2/BBB+	200,000	224,538
Tribune Co., 6.875% due 11/1/2006	Ba1/BB+	125,000	125,068

			5,089,040

MISCELLANEOUS — 1.38%

MISCELLANEOUS — 1.02%
Stanford University, 5.85% due 3/15/2009	Aaa/NR	3,500,000	3,566,608
YANKEE — 0.36%
Kreditanstalt Fur Wiederaufbau, 3.25% due 7/16/2007	Aaa/AAA	435,000	427,281
Nova Scotia Province Canada, 5.75% due 2/27/2012	A1/A+	500,000	515,541
Ontario Province Canada, 3.282% due 3/28/2008	Aa2/AA	335,000	325,804

			4,835,234

PHARMACEUTICALS & BIOTECHNOLOGY — 1.85%

BIOTECHNOLOGY — 1.85%
Abbott Labs, 6.40% due 12/1/2006	A1/AA	1,000,000	1,001,286
Abbott Labs, 3.75% due 3/15/2011	A1/AA	500,000	472,289
Tiers Inflation Linked Trust Series Wyeth 2004 21 Trust Certificate CPI Floating Rate Note, 6.017% due 2/1/2014	Baa1/A	5,450,000	5,010,512

			6,484,087

28    Certified Annual Report

SCHEDULE OF INVESTMENTS, CONTINUED

Thornburg Limited Term Income Fund	September 30, 2006

Issuer-Description	Credit Rating† Moody’s/S&P	Principal Amount	Value
RETAILING — 2.18%

DISTRIBUTORS — 0.03%
Dayton Hudson Corp., 9.625% due 2/1/2008	A1/A+	$100,000	$104,915
MULTILINE RETAIL — 1.55%
Costco Wholesale Corp., 5.50% due 3/15/2007	A2/A	500,000	499,594
Wal-Mart Stores, Inc., 6.875% due 8/10/2009	Aa2/AA	900,000	942,506
Wal-Mart Stores, Inc., 4.125% due 2/15/2011	Aa2/AA	3,735,000	3,595,670
Wal-Mart Stores, Inc., 1992-A1 Pass Through Certificate, 7.49% due 6/21/2007	Aa2/AA	115,697	117,060
Wal-Mart Stores, Inc., Pass Through Certificate, 8.57% due 1/2/2010	Aa2/AA	250,573	257,961
SPECIALTY RETAIL — 0.60%
Home Depot, Inc., 4.625% due 8/15/2010	Aa3/AA	2,135,000	2,095,142

			7,612,848

SOFTWARE & SERVICES — 1.72%

INTERNET SOFTWARE & SERVICES — 1.27%
Electronic Data Systems Corp., 7.125% due 10/15/2009	Ba1/BBB-	2,500,000	2,614,823
Electronic Data Systems Corp., 6.50% due 8/1/2013	Ba1/BBB-	1,000,000	1,014,426
Reynolds & Reynolds, 7.00% due 12/15/2006	A3/BBB	800,000	798,737
IT SERVICES — 0.45%
First Data Corp., 4.95% due 6/15/2015	A2/A	1,640,000	1,583,669

			6,011,655

TECHNOLOGY HARDWARE & EQUIPMENT — 4.80%

COMPUTERS & PERIPHERALS — 4.51%
Computer Sciences Corp., 6.25% due 3/15/2009	A3/A-	300,000	304,288
Computer Sciences Corp., 7.375% due 6/15/2011	A3/A-	1,317,000	1,409,987
Computer Sciences Corp., 3.50% due 4/15/2008	A3/A-	2,000,000	1,941,650
First Data Corp., 5.625% due 11/1/2011	A2/A	5,900,000	6,018,702
First Data Corp., 6.375% due 12/15/2007	A2/A	110,000	110,912
International Business Machines, 4.875% due 10/1/2006	A1/A+	500,000	500,000
International Business Machines, 4.25% due 9/15/2009	A1/A+	1,000,000	978,674
International Business Machines, 2.375% due 11/1/2006	A1/A+	2,825,000	2,818,751
Jabil Circuit, Inc., 5.875% due 7/15/2010	Baa3/BBB-	500,000	504,507
Oracle Corp., 6.91% due 2/15/2007	A3/A-	1,200,000	1,205,684
TECHNOLOGY HARDWARE & EQUIPMENT — 0.29%
Cisco Systems, Inc., 5.25% due 2/22/2011	A1/A+	1,000,000	1,004,209

			16,797,364

TELECOMMUNICATION SERVICES — 0.69%

DIVERSIFIED TELECOMMUNICATION SERVICES — 0.69%
Cingular Wireless, 5.625% due 12/15/2006	Baa1/A	900,000	900,021
Verizon Wireless Capital LLC, 5.375% due 12/15/2006	A2/A	1,500,000	1,499,464

			2,399,485

Certified Annual Report    29

SCHEDULE OF INVESTMENTS, CONTINUED

Thornburg Limited Term Income Fund	September 30, 2006

Issuer-Description	Credit Rating† Moody’s/S&P	Principal Amount	Value
TRANSPORTATION — 0.47%

AIRLINES — 0.41%
Continental Airlines Pass Through Certificate Series 1997 4 Class-4A, 6.90% due 1/2/2018	Baa3/BBB+	$178,655	$183,905
Delta Air Lines, Inc. EETC Series 2001-1 Class-A, 6.619% due 3/18/2011	Ba2/BB+	216,629	216,368
Southwest Airlines Co., 7.875% due 9/1/2007	Baa1/A	1,012,000	1,032,104
ROAD & RAIL — 0.06%
CSX Corp., 7.45% due 5/1/2007	Baa2/BBB	225,000	227,500

			1,659,877

UTILITIES — 2.68%

ELECTRIC UTILITIES — 2.12%
Appalachian Power Co., 6.60% due 5/1/2009 (Insured: MBIA)	Aaa/AAA	175,000	180,880
Gulf Power Co., 4.35% due 7/15/2013	A2/A	925,000	872,755
Minnesota Power & Light Co., 7.00% due 2/15/2007	Baa1/A	900,000	903,574
Northern Border Pipeline Co., 6.25% due 5/1/2007	A3/A-	120,000	120,517
Northern States Power Co., 4.75% due 8/1/2010	A2/A-	2,825,000	2,776,520
PSI Energy, Inc., 7.85% due 10/15/2007	Baa1/BBB	500,000	512,010
Texas Eastern Transmission Corp. Senior Note, 5.25% due 7/15/2007	Baa1/BBB	525,000	523,015
Wisconsin Energy Corp., 5.50% due 12/1/2008	A3/BBB+	350,000	351,957
Wisconsin Public Service Corp., 6.125% due 8/1/2011	Aa2/A+	1,150,000	1,194,829
GAS UTILITIES — 0.28%
Southern California Gas Co., 4.375% due 1/15/2011	A1/A+	225,000	217,783
Texas Municipal Gas Corp., 2.60% due 7/1/2007 (Insured: FSA)	Aaa/AAA	770,000	762,423
MULTI-UTILITIES — 0.28%
Madison Gas & Electric Co., 6.02% due 9/15/2008	Aa3/AA-	950,000	962,940

			9,379,203

TOTAL CORPORATE BONDS (Cost $ 239,976,220)			236,858,172

Taxable Municipal Bonds — 12.13%
American Campus Properties Student Housing, 7.38% due 9/1/2012 (Insured: MBIA)	Aaa/AAA	3,515,000	3,758,906
American Fork City Utah Sales, 4.89% due 3/1/2012 (Insured: FSA)	Aaa/AAA	300,000	296,994
American Fork City Utah Sales, 5.07% due 3/1/2013 (Insured: FSA)	Aaa/AAA	120,000	119,540
Arkansas Electric Coop Corp., 7.33% due 6/30/2008	A2/AA-	78,000	78,667
Bessemer Alabama Water Revenue Taxable Warrants Series B, 7.375% due 7/1/2008 (Insured: FSA)	Aaa/AAA	430,000	439,094
Brockton MA Taxable Economic Development Series A, 6.45% due 5/1/2017 (Insured: FGIC)	Aaa/AAA	150,000	159,725
Burbank California Waste Disposal Revenue, 5.29% due 5/1/2007 (Insured: FSA)	Aaa/AAA	370,000	369,623
Burbank California Waste Disposal Revenue, 5.48% due 5/1/2008 (Insured: FSA)	Aaa/AAA	310,000	311,293
Cleveland Cuyahoga County Ohio, 6.10% due 5/15/2013	NR/BBB+	1,650,000	1,595,236
Cook County Illinois School District 083, 4.625% due 12/1/2010 (Insured: FSA)	Aaa/NR	250,000	244,910
Cook County Illinois School District 083, 4.875% due 12/1/2011 (Insured: FSA)	Aaa/NR	150,000	147,803
Denver City & County Special Facilities Taxable Refunding & Improvement Series B, 7.15% due 1/1/2008 (Insured: MBIA)	Aaa/AAA	900,000	920,088
Elkhart Indiana Redevelopment District Revenue, 4.80% due 6/15/2011	NR/NR	240,000	229,258
Elkhart Indiana Redevelopment District Revenue, 4.80% due 12/15/2011	NR/NR	245,000	233,039
Elkhart Indiana Redevelopment District Revenue, 5.05% due 12/15/2012	NR/NR	515,000	491,974
Elkhart Indiana Redevelopment District Revenue, 5.25% due 12/15/2013	NR/NR	540,000	514,096

30    Certified Annual Report

SCHEDULE OF INVESTMENTS, CONTINUED

Thornburg Limited Term Income Fund	September 30, 2006

Issuer-Description	Credit Rating† Moody’s/S&P	Principal Amount	Value
Grant County Washington Water Public Utility District 2 Series Z, 5.14% due 1/1/2014 (Insured: FGIC)	Aaa/AAA	$1,015,000	$1,011,884
Green Bay Wisconsin Series B, 4.875% due 4/1/2011 (Insured: MBIA)	Aaa/NR	365,000	361,007
Hancock County Mississippi, 4.20% due 8/1/2008 (Insured: MBIA)	Aaa/NR	305,000	299,595
Hancock County Mississippi, 4.80% due 8/1/2010 (Insured: MBIA)	Aaa/NR	245,000	241,795
Hancock County Mississippi, 4.90% due 8/1/2011 (Insured: MBIA)	Aaa/NR	315,000	311,642
Hanover Pennsylvania Area School District Taxable Notes Series B, 4.47% due 3/15/2013 (Insured: FSA)	Aaa/AAA	1,385,000	1,340,417
Jefferson County Texas Navigation Taxable Refunding, 5.50% due 5/1/2010 (Insured: FSA)	Aaa/NR	500,000	503,500
Jefferson Franklin, Etc. Counties Illinois Community College District 521, 3.625% due 1/1/2007 (Insured: FSA)	Aaa/NR	300,000	298,788
Jersey City New Jersey Municipal Utilities Authority, 3.72% due 5/15/2009 (Insured: MBIA)	Aaa/AAA	575,000	556,088
Kendall Kane County Illinois School 308, 5.50% due 10/1/2011 (Insured: FGIC)	Aaa/NR	365,000	371,377
Los Angeles County California Metropolitan Transport, 4.56% due 7/1/2010 (Insured:AMBAC)	Aaa/AAA	2,775,000	2,726,021
Los Angeles County California Pension Series C, 0% due 6/30/2008 (Insured: MBIA)	Aaa/AAA	300,000	273,342
Maryland State Economic Development Corp., 7.25% due 6/1/2008 (Maryland Tech Development Center Project)	NR/NR	195,000	197,781
Missouri State Development Finance Board Series A, 5.45% due 3/1/2011 (Crackerneck Creek Project)	NR/A+	1,090,000	1,094,186
Montgomery County Maryland Revenue Authority, 5.00% due 2/15/2012	Aa2/AA+	100,000	99,288
Multnomah County Oregon School District 1J Refunding Taxable, 4.191% due 6/15/2008	A2/A-	650,000	637,429
New Jersey Health Care Facilities Financing, 10.75% due 7/1/2010 (ETM)	NR/NR	375,000	420,836
New Jersey Health Care Facilities Financing, 7.70% due 7/1/2011 (Insured: Connie Lee)	NR/AAA	110,000	115,315
New Rochelle New York Industrial Development Agency, 7.15% due 10/1/2014	Aa2/A+	140,000	149,265
New York Environmental Facilities, 5.85% due 3/15/2011	NR/AA-	3,500,000	3,610,495
New York State Housing Finance, 4.46% due 8/15/2009	Aa1/NR	345,000	337,986
New York State Urban Development Corp., 4.75% due 12/15/2011	NR/AAA	1,400,000	1,380,862
Newark New Jersey, 4.70% due 4/1/2011 (Insured: MBIA)	Aaa/NR	845,000	829,883
Newark New Jersey, 4.90% due 4/1/2012 (Insured: MBIA)	Aaa/NR	1,225,000	1,210,190
Niagara Falls New York Public Water, 4.30% due 7/15/2010 (Insured: MBIA)	Aaa/AAA	360,000	351,014
Northwest Open Access Network Washington Revenue, 6.18% due 12/1/2008 (Insured:AMBAC)	Aaa/AAA	1,600,000	1,632,656
Ohio State Petroleum Underground Storage, 6.75% due 8/15/2008 (Insured: MBIA)	Aaa/AAA	445,000	445,392
Ohio State Taxable Development Assistance Series A, 4.88% due 10/1/2011 (Insured: MBIA)	Aaa/AAA	550,000	544,709
Port Walla Walla Revenue, 5.30% due 12/1/2009	NR/NR	235,000	230,615
Providence Rhode Island, 5.59% due 1/15/2008 (Insured: FGIC)	Aaa/AAA	340,000	341,965
Santa Fe County NM Charter School Taxable Series B, 7.55% due 1/15/2010 (ATC Foundation Project)	NR/NR	190,000	190,186
Short Pump Town Center Community Development, 6.26% due 2/1/2009	NR/NR	1,000,000	1,007,960
Sisters Providence Obligation Group Direct Obligation Notes Series 1997, 7.47% due 10/1/2007	Aa2/AA	1,805,000	1,835,721
Springfield City School District Tax Anticipation Notes, 6.35% due 12/1/2010 (Insured:AMBAC)	Aaa/NR	1,400,000	1,434,692
Springfield City School District Tax Anticipation Notes, 6.40% due 12/1/2011 (Insured:AMBAC)	Aaa/NR	1,500,000	1,546,320
Tazewell County Illinois Community High School, 5.20% due 12/1/2011 (Insured: FSA)	Aaa/NR	355,000	356,569
Tennessee State Taxable Series B, 6.00% due 2/1/2013	Aa2/AA	500,000	518,165
Texas State Public Finance Authority Revenue, 3.125% due 6/15/2007	Aa2/AA	400,000	394,124
Texas Tech University Revenue, 6.00% due 8/15/2011 (Insured: MBIA)	Aaa/AAA	245,000	254,401
University of Illinois Revenue, 6.35% due 4/1/2011 (Insured: FGIC)	Aaa/AAA	1,000,000	1,049,750
Victor New York, 9.20% due 5/1/2014	NR/NR	1,250,000	1,291,700
Virginia Housing Development Authority Taxable Rental Housing Series I, 7.30% due 2/1/2008	Aa1/AA+	505,000	516,201
Wisconsin State General Revenue, 4.80% due 5/1/2013 (Insured: FSA)	Aaa/AAA	200,000	196,230

TOTAL TAXABLE MUNICIPAL BONDS (Cost $42,638,968)			42,427,588

Certified Annual Report    31

SCHEDULE OF INVESTMENTS, CONTINUED

Thornburg Limited Term Income Fund	September 30, 2006

Issuer-Description	Credit Rating† Moody’s/S&P	Principal Amount	Value
Short Term Investments — 6.86%
Abbey National, 5.16% due 10/10/2006	Prim1/A-1+	$9,000,000	$8,988,390
UBS Finance, 5.19% due 10/5/2006	Prim1/A-1+	10,000,000	9,994,234
UBS Finance, 5.23% due 10/3/2006	Prim1/A-1+	5,000,000	4,998,548

TOTAL SHORT TERM INVESTMENTS (Cost $ 23,981,171)			23,981,172

TOTAL INVESTMENTS — 99.49% (Cost $ 352,291,117)			$348,104,459

OTHER ASSETS LESS LIABILITIES — 0.51%			1,793,294

NET ASSETS — 100.00%			$349,897,753

Footnote Legend

† Credit ratings are unaudited. Rating changes may have occurred prior to or subsequent to the reporting period end.

See notes to financial statements.

Portfolio Abbreviations

To simplify the listings of securities, abbreviations are used per the table below:

AMBAC	Insured by American Municipal Bond Assurance Corp.
ETM	Escrowed to Maturity
FGIC	Insured by Financial Guaranty Insurance Co.
FSA	Insured by Financial Security Assurance Co.
MBIA	Insured by Municipal Bond Investors Assurance

Ratings are a blend of Moody’s and Standard & Poor’s, using the higher rating. Some bonds are rated by only one service.

32    Certified Annual Report

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Thornburg Limited Term Income Funds

To the Trustees and Class I Shareholders of

Thornburg Limited Term U.S. Government Fund

Thornburg Limited Term Income Fund

In our opinion, the accompanying statements of assets and liabilities, including the schedules of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Thornburg Limited Term U.S. Government Fund and Thornburg Limited Term Income Fund (separate portfolios of Thornburg Investment Trust, hereafter referred to as the “Funds”) at September 30, 2006, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period then ended and the financial highlights for the Class I shares for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at September 30, 2006 by correspondence with the custodian, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

New York, New York

November 16, 2006

Certified Annual Report    33

EXPENSE EXAMPLE

Thornburg Limited Term Income Funds	September 30, 2006 (Unaudited)

As a shareholder of the Fund, you incur ongoing costs, including management and administration fees and other Fund expenses.

This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested on March 31, 2006 and held until September 30, 2006.

Actual Expenses

The first line of the table at right provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table at right provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value 3/31/06	Ending Account Value 9/30/06	Expenses Paid During Period† 3/31/06–9/30/06
U.S. Government Fund
Class I Shares
Actual	$1,000	$1,027.60	$3.40
Hypothetical*	$1,000	$1,021.71	$3.39
Income Fund
Class I Shares
Actual	$1,000	$1,027.70	$3.37
Hypothetical*	$1,000	$1,021.74	$3.36

†	Thornburg Limited Term U.S. Government Fund expenses are equal to the annualized expense ratio for Class I shares (0.67%) multiplied by the average account value over the period, multiplied by 183/365 to reflect the one-half year period. Thornburg Limited Term Income Fund expenses are equal to the annualized expense ratio for Class I shares (0.66%) multiplied by the average account value over the period, multiplied by 183/365 to reflect the one-half year period.
*	Hypothetical assumes a rate of return of 5% per year before expenses.

34    Certified Annual Report

INDEX COMPARISON

Thornburg Limited Term U.S. Government Fund	September 30, 2006 (Unaudited)

GROWTH OF A HYPOTHETICAL $10,000 INVESTMENT

Thornburg Limited Term U.S. Government Fund Class I Total Returns, versus

Lehman Brothers Intermediate Government Bond Index and Consumer Price Index

(July 31, 1996 to September 30, 2006)

AVERAGE ANNUAL TOTAL RETURNS

For the periods ended September 30, 2006

	1 Yr	5 Yrs	10 Yrs	Since Inception
I Shares (Incep: 7/5/96)	3.19%	3.58%	5.31%	5.43%

FUND ATTRIBUTES

as of September 30, 2006

	Annualized Dist. Rate	SEC Yield	NAV	Maximum Offering Price
I Shares (Incep: 7/5/96)	3.36%	4.01%	$12.75	$12.75

Performance data reflect past performance, which is no guarantee of future results. The performance data and graph do not reflect the deduction of taxes that a shareholder would pay on distributions or the redemption of Fund shares.

For the U.S. Government Fund, returns reflect the reinvestment of dividends and capital gains. There is no up front sales charge for this class of shares.

The Lehman Brothers Intermediate Government Bond Index is an unmanaged market-weighted index generally representative of all public obligations of the U.S. Government, its agencies and instrumentalities having maturities of up to ten years.

The SEC Yield is computed in accordance with SEC standards measuring the net investment income per share over a specified 30-day period expressed as a percentage of the maximum offering price of the Funds’ shares at the end of the period.

The distribution rate is calculated by taking the sum of the month’s total distribution factors and dividing this sum by a 30-day period and annualizing to 360-day year. The value is then divided by the ending Net Asset Value (NAV) to arrive at the annualized distribution yield. The yield is calculated on a periodic basis and is subject to change depending on the Funds’ NAV and current distributions.

Shares are not guaranteed by the U.S. Government.

Certified Annual Report    35

INDEX COMPARISON

Thornburg Limited Term Income Fund	September 30, 2006 (Unaudited)

GROWTH OF A HYPOTHETICAL $10,000 INVESTMENT

Thornburg Limited Term Income Fund Class I Total Returns versus

Lehman Brothers Intermediate Government/Credit Index and Consumer Price Index

(July 31, 1992 to September 30, 2006)

AVERAGE ANNUAL TOTAL RETURNS

For the periods ended September 30, 2006

	1 Yr	5 Yrs	10 Yrs	Since Inception
I Shares (Incep: 7/5/96)	3.30%	4.10%	5.55%	5.81%

FUND ATTRIBUTES

as of September 30, 2006

	Annualized Dist. Rate	SEC Yield	NAV	Maximum Offering Price
I Shares (Incep: 7/5/96)	4.62%	4.73%	$12.37	$12.37

Performance data reflect past performance, which is no guarantee of future results. The performance data and graph do not reflect the deduction of taxes that a shareholder would pay on distributions or the redemption of Fund shares.

For the Limited Term Income Fund, returns reflect the reinvestment of dividends and capital gains. There is no up front sales charge for this class of shares.

The Lehman Brothers Intermediate Government/Credit Bond Index is an unmanaged, market-weighted index generally representative of intermediate government and investment grade corporate debt securities having maturities of up to ten years.

The Consumer Price Index (“CPI”) measures prices of a fixed basket of goods bought by a typical consumer, including food, transportation, shelter, utilities, clothing, medical care, entertainment and other items. The CPI, published by the Bureau of Labor Statistics in the Department of Labor, is based at 100 in 1982 and is released monthly. It is widely used as a cost-of-living benchmark to adjust Social Security payments and other payment schedules, union contracts and tax brackets. The CPI is also known as the cost-of-living index.

Unless otherwise noted, index returns reflect the reinvestment of income dividends and capital gains, if any, but do not reflect fees, brokerage commissions or other expenses of investing. Investors may not make direct investments into any index.

36    Certified Annual Report

TRUSTEES AND OFFICERS

Thornburg Limited Term Income Funds	September 30, 2006 (Unaudited)

Name, Age, Position Held with Fund Year Elected	Principal Occupation(s) During Past Five Years	Other Directorships Held by Trustee
INTERESTED TRUSTEES(1)(2)(4)

Garrett Thornburg, 60 Chairman of Trustees, Trustee since 1987(3)	CEO, Chairman and controlling shareholder of Thornburg Investment Management, Inc. (investment advisor) and Thornburg Securities Corporation (securities dealer); Chairman of Thornburg Limited Term Municipal Fund, Inc. (registered investment company) to 2004; CEO and Chairman of Thornburg Mortgage, Inc. (real estate investment trust); Chairman of Thornburg Mortgage Advisory Corporation (investment manager to Thornburg Mortgage, Inc.).	Director of Thornburg Mortgage, Inc. (real estate investment trust)

Brian J. McMahon, 50 Trustee since 2001, Member of Governance & Nominating Committee, President since 1997(5)(6)	President, Managing Director, Chief Investment Officer, and Co-Portfolio Manager of Thornburg Investment Management, Inc.; President of Thornburg Limited Term Municipal Fund, Inc. to 2004.	None

INDEPENDENT TRUSTEES(1)(2)(4)

David A. Ater, 61 Trustee since 1994, Member of Audit Committee and Governance & Nominating Committee	Principal in Ater & Associates, Santa Fe, NM (developer, planner and broker of residential and commercial real estate); owner, developer and broker for various real estate projects.	Director of Thornburg Mortgage, Inc. (real estate investment trust)

David D. Chase, 65 Chairman of Audit Committee, Trustee since 2000	Chairman, President, CEO, and Managing Member of Vestor Associates, LLC, the general partner of Vestor Partners, LP, Santa Fe, NM (private equity fund); Chairman and CEO of Vestor Holdings, Inc., Santa Fe, NM (merchant bank).	None

Eliot R. Cutler, 60 Chairman of Governance & Nominating Committee, Trustee since 2004	Partner, Akin, Gump, Strauss, Hauer & Feld, LLP,Washington, D.C. (law firm)	Director of Thornburg Mortgage, Inc. (real estate investment trust)

Susan H. Dubin, 57 Trustee since 2004, Member of Audit Committee	President of Dubin Investments, Ltd., Greenwich, CT (private investment fund); Director and officer of various charitable organizations.	None

Owen D. Van Essen, 52 Trustee since 2004, Member of Governance & Nominating Committee	President of Dirks, Van Essen & Murray, Santa Fe, NM (newspaper mergers and acquisitions).	None

James W. Weyhrauch, 47 Trustee since 1996, Member of Audit Committee	Real estate broker, Santa Fe Properties, Santa Fe, NM since 2004; President and CEO from 1997–2004, and Vice Chairman 2004 to date, Nambé Mills, Inc., Santa Fe, NM (manufacturer).	None

Certified Annual Report    37

TRUSTEES AND OFFICERS, CONTINUED

Thornburg Limited Term Income Funds	September 30, 2006 (Unaudited)

Name, Age, Position Held with Fund Year Elected	Principal Occupation(s) During Past Five Years	Other Directorships Held by Trustee
OFFICERS OF THE FUND (WHO ARE NOT TRUSTEES)(1)(6)(7)

Steven J. Bohlin, 47 Vice President since 1987, Treasurer since 1989	Portfolio Manager, Co-Portfolio Manager, Vice President, and Managing Director of Thornburg Investment Management, Inc.; Vice President of Thornburg Limited Term Municipal Fund, Inc. to 2004.	Not applicable

George T. Strickland, 43 Vice President since 1996	Portfolio Manager, Vice President, and Managing Director of Thornburg Investment Management, Inc.; Vice President (to 2004) and Treasurer (2003–2004) of Thornburg Limited Term Municipal Fund, Inc.	Not applicable

William V. Fries, 67 Vice President since 1995	Portfolio Manager, Co-Portfolio Manager, Vice President, and Managing Director of Thornburg Investment Management, Inc.	Not applicable

Leigh Moiola, 39 Vice President since 2001	Vice President and Managing Director of Thornburg Investment Management, Inc.; Vice President of Thornburg Limited Term Municipal Fund, Inc. to 2004.	Not applicable

Kenneth Ziesenheim, 52 Vice President since 1995	Vice President and Managing Director of Thornburg Investment Management, Inc.; President of Thornburg Securities Corporation; Vice President of Thornburg Limited Term Municipal Fund, Inc. to 2004.	Not applicable

Alexander Motola, 36 Vice President since 2001	Portfolio Manager, Vice President, and Managing Director of Thornburg Investment Management, Inc. since 2001.	Not applicable

Wendy Trevisani, 35 Vice President since 1999	Co-Portfolio Manager since 2006, Managing Director since 2004, Vice President, and Associate Portfolio Manager of Thornburg Investment Management, Inc.; Vice President of Thornburg Limited Term Municipal Fund, Inc. to 2002.	Not applicable

Joshua Gonze, 43 Vice President since 1999	Managing Director since 2004, Associate Portfolio Manager and Vice President of Thornburg Investment Management, Inc.; Vice President of Thornburg Limited Term Municipal Fund, Inc. to 2004.	Not applicable

Brad Kinkelaar, 38 Vice President since 1999	Co-Portfolio Manager since 2002, Managing Director since 2004, Vice President since 2000, and Associate Portfolio Manager of Thornburg Investment Management, Inc.	Not applicable

Christopher Ihlefeld, 36 Vice President since 2003	Managing Director since 2006 and Associate Portfolio Manager and Vice President since 2002 of Thornburg Investment Management, Inc.; Vice President of Limited Term Municipal Fund, Inc., 2003–2004.	Not applicable

Leon Sandersfeld, 40 Vice President since 2003	Associate of Thornburg Investment Management, Inc. since 2002; Senior Staff Accountant, Farm Bureau Life Insurance Co. to 2002.	Not applicable

38    Certified Annual Report

TRUSTEES AND OFFICERS, CONTINUED

Thornburg Limited Term Income Funds	September 30, 2006 (Unaudited)

Name, Age, Position Held with Fund Year Elected	Principal Occupation(s) During Past Five Years	Other Directorships Held by Trustee
Sasha Wilcoxon, 32 Vice President since 2003, Secretary since 2006	Mutual Fund Support Service Department Manager since 2002 and Associate of Thornburg Investment Management, Inc.	Not applicable

Ed Maran, 48 Vice President since 2004	Co-Portfolio Manager since 2006, Vice President and Managing Director since 2005, and Associate Portfolio Manager since 2002 of Thornburg Investment Management, Inc.; Analyst, USAA 2001–2002.	Not applicable

Vinson Walden, 36 Vice President since 2004	Co-Portfolio Manager since 2006, Vice President and Managing Director since 2005, and Associate Portfolio Manager since 2002 of Thornburg Investment Management, Inc.; Associate Portfolio Manager, Ibis Management 2002–2004; Associate, Lehman Brothers to 2001.	Not applicable

Van Billops, 40 Vice President since 2006	Associate of Thornburg Investment Management, Inc.	Not applicable

Thomas Garcia, 35 Vice President since 2006	Vice President and Managing Director since 2004, and Associate Portfolio Manager of Thornburg Investment Management, Inc.	Not applicable

Lei Wang, 35 Vice President since 2006	Co-Portfolio Manager and Managing Director since 2006, and Associate Portfolio Manager since 2004 of Thornburg Investment Management, Inc.; Associate, Enso Capital Management, LLC 2002–2004; Associate, Deutsche Bank 2001–2002.	Not applicable

Connor Browne, 27 Vice President since 2006	Co-Portfolio Manager and Managing Director since 2006, and Associate Portfolio Manager since 2001 of Thornburg Investment Management, Inc.	Not applicable

(1)	Each person’s address is 119 East Marcy Street, Santa Fe, New Mexico 87501.
(2)	The Funds are two of twelve separate investment “Funds” or “series” of Thornburg Investment Trust (the “Trust”), which comprises the Thornburg mutual fund complex and is organized as a Massachusetts business trust. The Trust currently has twelve active Funds.Thornburg Investment Management, Inc. is the investment advisor to, and manages, the twelve Funds of the Trust. Each Trustee oversees the twelve Funds of the Trust.
(3)	Mr.Thornburg is considered an “interested” Trustee under the Investment Company Act of 1940 because he is a director and controlling shareholder of Thornburg Investment Management, Inc., the investment advisor to the twelve active Funds of the Trust, and is the sole director and controlling shareholder of Thornburg Securities Corporation, the distributor of shares for the Trust.
(4)	Each Trustee serves in office until the election and qualification of a successor.
(5)	Mr. McMahon is considered an “interested” Trustee because he is the president of Thornburg Investment Management, Inc.
(6)	The Trust’s president, secretary and treasurer each serve a one-year term or until the election and qualification of a successor; each other officer serves at the pleasure of the Trustees.
(7)	Assistant vice presidents, assistant secretaries and assistant treasurers are not shown.

The Statement of Additional Information for each Fund of the Trust includes additional information about the Trustees and is available, without charge and upon request, by calling 1-800-847-0200.

Certified Annual Report    39

OTHER INFORMATION

Thornburg Limited Term Income Funds	September 30, 2006 (Unaudited)

PORTFOLIO PROXY VOTING

Policies and Procedures:

The Trust has delegated to Thornburg Investment Management, Inc. (the “Advisor”) voting decisions respecting proxies for the Fund’s voting securities. The Advisor makes voting decisions in accordance with its Proxy Voting Policy and Procedures. A description of the Policy and Procedures is available (i) without charge, upon request, by calling the Advisor toll-free at 1-800-847-0200, (ii) on the Thornburg website at www.thornburg.com, and (iii) on the Securities and Exchange Commission’s website at www.sec.gov.

Commencing August 31, 2004, information regarding how proxies were voted is available on or before August 31 of each year for the twelve months ending the preceding June 30. This information is available (i) without charge, upon request by calling the Advisor toll-free at 1-800-847-0200, (ii) on the Thornburg website at www.thornburg.com, and (iii) on the Securities and Exchange Commission’s website at www.sec.gov.

AVAILABILITY OF QUARTERLY PORTFOLIO SCHEDULE

The Funds file with the Securities and Exchange Commission schedules of its portfolio holdings on Form N-Q for the first and third quarters of each fiscal year. The Fund’s Forms N-Q are available on the Commission’s website at www.sec.gov, or may be reviewed and copied at the Commission’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. The Funds also make this information available on its website at www.thornburg.com/download or upon request by calling 1-800-847-0200.

TRUSTEES DELIBERATIONS RESPECTING RENEWAL OF INVESTMENT ADVISORY AGREEMENT FOR THE THORNBURG LIMITED TERM U.S. GOVERNMENT FUND

Thornburg Investment Management, Inc. (the “Advisor”) provides investment management services to Thornburg Limited Term U.S. Government Fund pursuant to an investment advisory agreement. The Trustees consider the renewal of this agreement annually, and most recently determined to renew the agreement on September 12, 2006.

In connection with their general supervision of the Advisor, the Trustees receive and consider reports throughout the year from the Advisor on a range of matters, including (among other things) information respecting the Advisor’s management of the Fund’s investments. These reports include information about the Fund’s purchase and sale of portfolio investments and explanations from the Advisor respecting investment selections, the investment performance of the Fund, general appraisals of industry and economic prospects and factors, and other matters affecting the Fund and relating to the Advisor’s performance of services for the Fund.

In anticipation of their recent consideration of the advisory agreement’s renewal, the independent Trustees met with representatives of the Advisor in July 2006 to discuss the Trustees’ evaluation of the Advisor’s services and to specify the information the Advisor would present to the Trustees for their review. The independent Trustees thereafter met in independent session to consider various factors respecting the agreement’s renewal, and met in a subsequent session with the Advisor’s chief investment officer to present questions. Following these sessions, the Trustees met on September 12, 2006 to consider a renewal of the advisory agreement.

The information below summarizes certain factors considered by the Trustees in connection with the determination to renew the advisory agreement. In determining to renew the advisory agreement, the Trustees did not identify any single factor as controlling, and this summary does not describe all of the matters considered by the Trustees in making their determination.

Quality of Services; Fund Investment Performance. In evaluating the nature, extent and quality of services provided by the Advisor to the Fund, and in reviewing the Fund’s investment performance, the Trustees considered qualitative and quantitative information presented to the Trustees throughout the preceding year and in anticipation of their annual evaluation, including:

(i)	reports from portfolio management personnel respecting execution of portfolio investment strategies in prevailing market conditions;

(ii)	information respecting issuer, fiscal and economic developments;

(iii)	the Fund’s absolute investment performance and achievement of stated objectives;

(iv)	measures of the Fund’s investment performance over different periods of time relative to different categories of mutual funds sharing certain comparable characteristics and selected by independent mutual fund analyst firms, and relative to a broad based securities index;

(v)	comparative measures of portfolio versatility, risk and return.

The Trustees also considered the Advisor’s staffing and other resources, the Advisor’s efforts to contain costs and expenses, the Advisor’s supervision of services provided to the Trust by third party service providers, the Advisor’s performance of administrative, accounting and other services, the Advisor’s adherence to compliance and regulatory requirements, the Advisor’s responsiveness to the Trustees, and other factors. The Trustees noted that the value of comparisons of the Fund’s investment performance to mutual fund categories, and in particular to broad based securities indices, may be limited in some degree because the

40    Certified Annual Report

OTHER INFORMATION, CONTINUED

Thornburg Limited Term Income Funds	September 30, 2006 (Unaudited)

Fund’s investment objective and strategies, as defined in its prospectuses, are unique or may vary from the parameters for selecting the investments for other funds and the largely theoretical character of securities indices.

In conducting their evaluation, the Trustees determined that the Advisor had continued to faithfully pursue and achieve the Fund’s stated objectives, as demonstrated particularly by the Advisor’s selection of investments in accordance with the Fund’s stated strategies and the Fund’s investment returns. The Trustees also observed in conducting their evaluations the Fund’s average or better investment performance over different periods relative to two categories of mutual funds sharing certain comparable characteristics with the Fund and selected by independent mutual fund analyst firms.

The Trustees concluded, based upon these and other considerations, that the Advisor had actively and competently pursued the Fund’s stated investment objectives in accordance with the Fund’s investment policies stated in its prospectuses. The Trustees further concluded that the investment performance of the Fund was satisfactory in the context of the Fund’s objectives and policies, and prevailing market conditions.

Fees and Expenses; Profitability of Advisor. In reviewing the fees charged by the Advisor to the Fund, the Trustees primarily considered the fees charged by the Advisor and the other expenses charged to the Fund in light of the nature and quality of services provided, comparison of the actual Advisor’s fee and Fund expenses to the statement of fees and expenses in the Fund’s prospectuses, comparisons of the Advisor’s fee and other Fund expenses to median and average fees and expenses charged to a grouping of short-intermediate U.S. government mutual funds assembled by an independent mutual fund analyst firm, and comparisons of fees and expenses charged to the Fund with fees and expenses charged to other specific mutual funds. In addition, the Trustees considered the profitability of the Advisor compared to other investment management firms, and comparisons of the investment management fee rates charged by the Advisor to the Fund with rates charged to other clients and the differing types of services furnished to the Fund and the other clients. The Trustees noted that the management fee for the Fund was somewhat lower than average and median fees for the grouping of mutual funds assembled by the mutual fund analyst firm. The Trustees further noted in this regard that the overall expenses charged to the Fund were somewhat lower than the average and median management fees for the grouping of mutual funds. The Trustees noted in their review that fee rates charged by the Advisor to other clients of the Advisor were not directly comparable to rates charged to the Fund principally because of the significant differences in the services provided.

The Trustees concluded, based upon these and other considerations, that the fees charged to the Fund by the Advisor were fair and reasonable in view of the services provided, the clear disclosure of these fees and expenses in the Fund’s prospectuses, and fees and expenses charged to other mutual funds. The Trustees further concluded that there was no indication that the Advisor’s profitability was unusual, viewed in the context of the services provided, the performance of the Fund, and the fees and profitability of other investment management firms.

Economies of Scale. In reviewing the extent to which economies of scale would be realized by the Fund as it grows and whether fee levels reflect economies of scale, the Trustees considered the breakpoint structure for advisory fees chargeable to the Fund, the demonstrated economies of scale enjoyed by other Funds of the Trust as they had grown in size, and economies of scale realized by other mutual funds. The Trustees concluded that the Fund may reasonably be expected to realize economies of scale for the benefit of its shareholders as it grows in size.

Ancillary Benefits to Advisor. In reviewing benefits enjoyed by the Advisor because of its relationship with the Fund, the Trustees considered the Advisor’s receipt of certain research services, favorable publicity received by the Advisor because of the superior investment performance of certain Funds of the Trust, and the benefits to the Fund from the Advisor’s expansion of its staffing and other resources to serve a broader variety of investment clients. The Trustees concluded, based upon these and other considerations, that there was no unusual or unfair benefit enjoyed by the Advisor, and that the Fund enjoyed benefits by virtue of the Advisor’s engagement by other investment clients.

TRUSTEES DELIBERATIONS RESPECTING RENEWAL OF INVESTMENT ADVISORY AGREEMENT FOR THE THORNBURG LIMITED TERM INCOME FUND

Thornburg Investment Management, Inc. (the “Advisor”) provides investment management services to Thornburg Limited Term Income Fund pursuant to an investment advisory agreement. The Trustees consider the renewal of this agreement annually, and most recently determined to renew the agreement on September 12, 2006.

In connection with their general supervision of the Advisor, the Trustees receive and consider reports throughout the year from the Advisor respecting the Advisor’s management of the Fund’s investments. These reports include information about the Fund’s investment performance, purchase and sale of portfolio investments and explanations from the Advisor respecting investment selections, the investment performance of the Fund, general appraisals of industry and economic prospects and factors, and other matters affecting the Fund and relating to the Advisor’s performance of services for the Fund.

In anticipation of their recent consideration of the advisory agreement’s renewal, the independent Trustees met with representatives of the Advisor in July 2006 to discuss the Trustees’ evaluation of the Advisor’s performance and to specify the information the Advisor would present to the Trustees for their

Certified Annual Report    41

OTHER INFORMATION, CONTINUED

Thornburg Limited Term Income Funds	September 30, 2006 (Unaudited)

review. The independent Trustees thereafter met in independent session to consider various factors respecting the agreement’s renewal, and met in a subsequent session with the Advisor’s chief investment officer to present questions. Following these sessions, the Trustees met on September 12, 2006 to consider a renewal of the advisory agreement.

The information below summarizes certain factors considered by the Trustees in connection with the determination to renew the advisory agreement. In determining to renew the advisory agreement, the Trustees did not identify any single factor as controlling, and this summary does not describe all of the matters considered by the Trustees in making their determination.

Quality of Services; Fund Investment Performance. In evaluating the nature, extent and quality of services provided by the Advisor to the Fund, and in reviewing the Fund’s investment performance, the Trustees considered qualitative and quantitative information presented to the Trustees throughout the preceding year and in anticipation of their annual evaluation, including:

(i)	reports from portfolio management personnel respecting execution of portfolio investment strategies in prevailing market conditions;

(ii)	information respecting issuer, fiscal and economic developments;

(iii)	the Fund’s absolute investment performance and achievement of stated objectives;

(iv)	measures of the Fund’s investment performance over different periods of time, relative to categories of mutual funds sharing certain comparable characteristics and selected by independent mutual fund analyst firms, and relative to a broad based securities index;

(v)	comparative measures of portfolio volatility risk and return.

The Trustees also considered the Advisor’s staffing and other resources, the Advisor’s efforts to contain costs and expenses, the Advisor’s supervision of services provided to the Trust by third party service providers, the Advisor’s performance of administrative, accounting and other services, the Advisor’s adherence to compliance and regulatory requirements, the Advisor’s responsiveness to the Trustees, and other factors. The Trustees noted that the value of comparisons of the Fund’s investment performance to mutual fund categories, and in particular to broad based securities indices, may be limited in some degree because the Fund’s investment objective and strategies, as defined in its prospectuses, are unique or may vary from the parameters for selecting the investments for other funds and the largely theoretical character of fixed income security indices.

In conducting their evaluation, the Trustees determined that the Advisor had continued to faithfully pursue and achieve the Fund’s stated objectives, as demonstrated particularly by the Advisor’s selection of investments in accordance with the Fund’s stated strategies and the Fund’s investment returns. The Trustees also observed in conducting their evaluation the Fund’s above average or better investment performance in most years relative to the performance of a category of fixed income mutual funds having certain characteristics comparable to the Fund and selected by an independent mutual fund analyst firm, and the Fund’s relative performance against comparative measures of portfolio volatility and return.

The Trustees concluded, based upon these and other considerations, that the Advisor had actively and competently pursued the Fund’s stated investment objectives in accordance with the Fund’s investment policies stated in its prospectuses. The Trustees further concluded that the investment performance of the Fund was satisfactory in the context of the Fund’s objectives and policies, and prevailing market conditions.

Fees and Expenses; Profitability of Advisor. In reviewing the fees charged by the Advisor to the Fund, the Trustees primarily considered the fees charged by the Advisor and the other expenses charged to the Fund in light of the nature and quality of services provided, comparison of the actual Advisor’s fee and Fund expenses to the statement of fees and expenses in the Fund’s prospectuses, comparisons of the Advisor’s fee and other Fund expenses to median and average fees and expenses charged to a grouping of short-intermediate investment grade fixed income mutual funds assembled by an independent mutual fund analyst firm, and comparisons of fees and expenses charged to the Fund with fees and expenses charged to other specific mutual funds. In addition, the Trustees considered the profitability of the Advisor compared to other investment management firms, and comparisons of the investment management fee rates charged by the Advisor to the Fund with rates charged to other clients of the Advisor and the differing types of services furnished to the Fund and the other clients. The Trustees noted in their review that the management fee and overall expenses for the Fund were comparable to average and median management fees and expenses for the grouping of mutual funds assembled by the mutual fund analyst firm. The Trustees also observed in their review that fee rates charged by the Advisor to other clients of the Advisor were not directly comparable to rates charged to the Fund principally because of the significant differences in the services provided.

The Trustees concluded, based upon these and other considerations, that the fees charged to the Fund by the Advisor were fair and reasonable in view of the services provided, the clear disclosure of these fees and expenses in the Fund’s prospectuses, the investment performance of the Fund, and fees and expenses charged to other mutual funds. The Trustees further concluded that there was no indication that the Advisor’s profitability was unusual, viewed in the context of the services provided, the per- formance of the Fund, and the fees and profitability of other investment management firms.

42    Certified Annual Report

OTHER INFORMATION, CONTINUED

Thornburg Limited Term Income Funds	September 30, 2006 (Unaudited)

Economies of Scale. In reviewing the extent to which economies of scale would be realized by the Fund as it grows and whether fee levels reflect economies of scale, the Trustees considered the breakpoint structure for advisory fees chargeable to the Fund, the demonstrated economies of scale enjoyed by other Funds of the Trust as they had grown in size, and economies of scale realized by other mutual funds. The Trustees concluded that the Fund may reasonably be expected to realize economies of scale for the benefit of its shareholders as it grows in size.

Ancillary Benefits to Advisor. In reviewing benefits enjoyed by the Advisor because of its relationship with the Fund, the Trustees considered the Advisor’s receipt of certain research services, favorable publicity received by the Advisor because of the superior investment performance of certain Funds of the Trust, and the benefits to the Fund from the Advisor’s expansion of its staffing and other resources to serve a broader variety of investment clients. The Trustees concluded, based upon these and other considerations, that there was no unusual or unfair benefit enjoyed by the Advisor, and that the Fund enjoyed benefits by virtue of the Advisor’s engagement by other investment clients.

Certified Annual Report    43

Trustees’ Statement to Shareholders

Not part of the Certified Annual Report

February 8, 2005

The Trustees are concerned that recent commentaries and opinions reported in the media may confuse investors in general as to the supervisory duties of trustees of mutual funds and, in particular, leave Thornburg Investment Trust shareholders uncertain regarding how we discharge our responsibilities in supervising the Funds’ investment advisor and in reviewing the advisor’s contract for renewal. We decided to spell out clearly three principal guidelines that we follow in supervising the Trust’s investment advisor on your behalf.

We begin with the premise that each shareholder selected his or her Fund because its investments are managed by the investment advisor identified in the prospectus and in accordance with the objective and policies described in the prospectus. We realize, as each of you do, that if you believe that your Fund’s stated objective and policies no longer serve your personal investment goals, you can sell your shares and leave the Fund.

Therefore, we believe that our primary supervisory task – our principal obligation to you – is to assess the nature and quality of the advisor’s services, and to confirm that the advisor actively and competently pursues the Fund’s objective, in accordance with the policies set out in the prospectus. To do this, we meet regularly with management to review your Fund’s portfolio and to discuss the advisor’s specific actions and judgments in pursuing the Fund’s objective. We do not substitute our own judgment for the advisor’s decisions in selecting investments; the advisor is paid to exercise its informed judgment on investment decisions, and we seek to confirm, in reviewing the advisor’s performance, that the advisor is doing just that.

Second, while we are conscious of costs and the effect that costs have on shareholders’ returns, we do not seek the lowest fees or expense ratio as our sole or primary objective. We try to make sure that your Fund’s fees and costs are reasonable in relationship to the services rendered and that they are generally in line with those charged by other expert investment advisors, consistent with our belief that the Fund’s investors searched for and expect that expertise and attention and have decided to pay a reasonable price for it. We do not put the management contract “out to bid” as a matter of course, and we would not do so unless we had concluded that the advisor materially had failed to pursue the Fund’s objectives in accordance with its policies, or for other equally important reasons. We believe that any other approach would be inconsistent with your interests and contrary to your expectations when you bought shares of the Fund in the first place.

Finally, because we believe that most Thornburg Fund shareholders have invested with a long-term perspective, we try not to focus too much on the fashions of the moment and on short-term performance. The market will not favor any specific investment objective or set of policies at all times and under all economic circumstances. A fund will experience periods of both high and low returns relative to other funds and other investments. Even if one of our Funds is not favored by the market at a particular time, we believe that the advisor is nonetheless obliged to remain true to the Fund’s objective and policies, and we watch to see that it does so.

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Planning Options

Retirement and Education Accounts

Thornburg Investment Management offers retirement and education savings accounts that can help you meet a variety of planning challenges. For account applications or further information on any of the accounts below, please call 1-800-847-0200 or go to www.thornburg.com/ira. Your financial advisor can help you determine which plan is right for you.

Individual Retirement Accounts

Individual Retirement Accounts (IRAs) provide a tax-advantaged means to save money for the future. For a detailed outline of the difference between retirement accounts, see www.thornburg.com/ira. Rollovers are available. Call 1-800-847-0200 for more information.

Traditional IRAs – Contributions to Traditional IRAs are tax deductible for eligible individuals, and withdrawals are taxed as additional ordinary income. You may contribute to an IRA if you receive compensation and are under 70 1/2, even if you are covered by an employer retirement plan.

Roth IRAs – Under a Roth IRA, there is no tax deduction for contributions, but there is no income tax on qualified withdrawals. For a more detailed comparison of Traditional and Roth IRAs, please see our web site at www.thornburg.com/ira.

SEP IRAs – Simplified Employee Pension (SEP) IRAs are established by employers. The employer is allowed a tax deduction for contributions made to the SEP Plan and makes contributions to each eligible employee’s SEP IRA on a discretionary basis.

SIMPLE IRAs – Savings Incentive Match Plan for Employees of Small Employers (SIMPLE) is designed to give small business owners a simplified method to establish and contribute to a retirement plan for employees. The employer is allowed a tax deduction for contributions and makes either matching or non-elective contributions to each eligible employee’s SIMPLE IRA. Employees may make salary deferral contributions.

403(b)

A special, tax-advantaged savings vehicle available only to employees of 501(c)(3) organizations, such as charitable, educational, scientific and religious organizations. 403(b) plans are also available to employees of public schools and universities.

Coverdell Education Savings Account

These savings accounts are designed to provide a way to save money for higher education expenses. In an Education Savings Account, earnings and interest grow tax free, and qualified withdrawals used to pay for eligible higher-education expenses are tax- and penalty-free.

Funds Available

The following funds are available in the accounts listed above:

•	Thornburg International Value Fund

•	Thornburg Value Fund

•	Thornburg Core Growth Fund

•	Thornburg Investment Income Builder Fund

•	Thornburg Global Opportunities Fund

•	Thornburg Limited Term U.S. Government Fund

•	Thornburg Limited Term Income Fund

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The Firm

Thornburg Investment Management® is a privately held investment management company based in Santa Fe, New Mexico with assets under management of over $27 billion. Founded in 1982, the firm manages five equity funds, seven bond funds, and separate portfolios for select institutions and individuals.

Investment Philosophy

We seek to preserve and increase the real wealth of the Funds’ shareholders after accounting for inflation, taxes, and investment expenses.We’re committed to disciplined investing and controlling risk in all market environments through laddered bond and focused equity portfolios.

Portfolio Holdings Disclosure

We believe you should know about your portfolio. Our web site keeps investors informed of the Funds’ equity holdings. Go to www.thornburg.com/funds for commentary on our equity fund holdings.

Co-Ownership of Funds

We invest side-by-side with the Funds’ shareholders. Our employees have invested over $130 million in Thornburg Funds.

Investment Manager:	Distributor:

119 East Marcy Street	119 East Marcy Street
Santa Fe, New Mexico 87501	Santa Fe, New Mexico 87501
800.847.0200	800.847.0200

Thornburg Value Fund

The Value of Experience

The Fund seeks long-term capital appreciation by investing in equity and debt securities of all types. As a secondary consideration, the Fund also seeks some current income.

The portfolio is diversified to include basic value stocks, but also includes stocks of companies with consistent earnings characteristics and those of emerging franchises, when, in our opinion, these issues are value priced.

Thornburg Bond Funds

•	Thornburg Limited Term Municipal Fund

•	Thornburg Intermediate Municipal Fund

•	Thornburg California Limited Term Municipal Fund

•	Thornburg New Mexico Intermediate Municipal Fund

•	Thornburg New York Intermediate Municipal Fund

•	Thornburg Limited Term U.S. Government Fund

•	Thornburg Limited Term Income Fund

Thornburg invests in short- and intermediate-term investment grade bonds. We ladder the maturities of individual bonds in the portfolios to moderate risk. Laddering involves building a portfolio of bonds with staggered maturities so that a portion of the portfolio will mature each year. We apply this disciplined process in all interest rate environments.

Thornburg Equity Funds

•	Thornburg Value Fund

•	Thornburg International Value Fund

•	Thornburg Core Growth Fund

•	Thornburg Investment Income Builder Fund

•	Thornburg Global Opportunities Fund

Thornburg’s equity research uses a fundamental, yet comprehensive, analytical approach. We invest when and where we perceive compelling value. Thornburg equity funds focus on a limited number of securities so that each holding can impact performance. The equity team searches for firms believed to have a promising future and seeks to buy shares of those companies at a discount to their intrinsic value.

More information at www.thornburg.com

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Receive your shareholder reports and prospectus online instead of through traditional mail.
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www.thornburg.com/edelivery

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Message

from the Chairman

Garrett Thornburg

Chairman & CEO

November 10, 2006

Dear Fellow Shareholder:

Thornburg Investment Management has a clear mission: to preserve and increase the real wealth of our shareholders. We seek to accomplish this through a range of equity funds that redefine traditional measures of value and growth and through a family of laddered bond funds that focus on quality, stability and minimizing risk over time.

Confirming our strategy, all Thornburg equity funds are highly ranked within their respective categories over the long term.

The Thornburg equity funds employ a comprehensive approach, which is more inclusive than the traditional deep value or high growth approach to stock selection. You can read much more about the stocks in your Fund’s portfolio, and all Thornburg equity funds, at our web site, www.thornburg.com/funds.

During this decade, the average dividend yield paid by equity and hybrid mutual funds has dipped well below 1%. We established Thornburg Investment Income Builder Fund in late 2002 to be clearly different from other equity/hybrid funds by paying attractive dividends today, with a further goal of increasing these in the future. Our record to date shows clear success in achieving each aspect of this mission.

On the bond side, we have always had a highly disciplined approach of laddering short-and intermediate-bond maturities, seeking to provide both an attractive return and relative stability of principal.

An exciting event occurred recently, Thornburg Investment Management is the first U.S. investment manager to complete the independent certification process and receive the CEFEX Certification for Fiduciary Excellence. The Centre for Fiduciary Excellence (CEFEX) is an independent rating and certification organization, providing comprehensive assessments that measure risk and trustworthiness of investment fiduciaries. We are proud to have received certificate #1 from CEFEX for investment managers.

Thank you for investing with us. We will do our best to continue to earn your trust every day.

Sincerely,

Garrett Thornburg
Chairman & CEO

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Important Information

The information presented on the following pages was current as of September 30, 2006. The managers’ views, portfolio holdings, and sector diversification are historical and subject to change. This material should not be deemed a recommendation to buy or sell any of the securities mentioned.

Shares in the Fund carry risks including possible loss of principal. There are special risks associated with international investing, including currency fluctuations, government regulation, political developments, and differences in liquidity. Additionally, the Fund invests a portion of the assets in small capitalization companies which may increase the risk of greater price fluctuations. Funds invested in a limited number of holdings may expose an investor to greater volatility. Shares in the Fund are not deposits or obligations of, or guaranteed or endorsed by, any bank, the Federal Deposit Insurance Corporation, the Federal Reserve Board, or any government agency. There is no guarantee that the Fund will meet its investment objectives.

Performance data given at net asset value (NAV) does not take into account the applicable sales charges. If the sales charges had been included, the performance would have been lower.

Glossary

Standard & Poor’s 500 Stock Index (S&P 500) – An index consisting of 500 stocks chosen for market size, liquidity and industry grouping, among other factors. The S&P 500 is designed to be a leading indicator of U.S. equities and is meant to reflect the risk/return characteristics of the large-cap universe. Unless otherwise noted, index returns do not reflect fees, brokerage commissions or other expenses of investing. Investors may not make direct investments into any index.

Beta – A measure of market-related risk. Less than one means the portfolio is less volatile than the index, while greater than one indicates more volatility than the index.

Median Market Capitalization – Market capitalization (market cap) is the total value of a company’s stock, calculated by multiplying the number of outstanding common shares by the current share price. The company whose market cap is in the middle of the portfolio is the median market cap. Half the companies in the portfolio have values greater than the median and half have values that are less. If there is an even number of companies, then the median is the average of the two companies in the middle.

Price to Book Value (P/B) – A ratio used to compare a stock’s market value to its book value. It is calculated by dividing the current closing price of the stock by the latest quarter’s book value (book value is simply assets minus liabilities).

Price to Cash Flow Ratio – A measure of the market’s expectations of a firm’s future financial health. It is calculated by dividing the price per share by cash flow per share.

Price to Earnings Ratio (P/E) – A valuation ratio of a company’s current share price compared to its per-share earnings. P/E equals a company’s market value per share divided by earnings per share.

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Thornburg Value Fund

Promising Companies at a Discount

Investing is an art. It is also a science. It requires vision and precision – the vision to recognize opportunity and the precision to use that opportunity to achieve a specific goal.

The greatest success comes to those who strike a balance between the two.

Thornburg Value Fund strikes such a balance.

The Fund seeks to find promising companies at a discount price. It differs from many other value funds in two key ways. First, it focuses on a limited number of stocks; and second, it takes a more comprehensive approach to value investing. This unique strategy has provided positive returns for shareholders who have been invested since the Fund’s inception in 1995, and earned co-portfolio manager Bill Fries many awards over the Fund’s eleven-year history.

Fries’ unassuming and quiet demeanor belies his fierce determination to recognize value and harness it for his shareholders. He brings more than thirty years of investment experience to the process. He also brings a commitment to fundamental, hands-on research. He and co-portfolio managers Connor Browne and Ed Maran are dedicated to a collaborative approach in identifying and analyzing investment ideas. They scour the U.S. to find the country’s most promising companies at a discount to intrinsic value. The investment team is, in Fries’ words, “in continuous session.” Everybody’s idea is important. Combining “promise and discount” is the team’s mantra for stock selection.

In managing the Thornburg Value Fund, the portfolio management team takes a conservative, bottom-up approach to stock selection. The Fund is not predisposed to a geographical region, industry, or industry sector. And, it recognizes no “false gods.” Fries, Browne, and Maran use a combination of proprietary screens, financial analysis, collaborative research, and on-site company visits to gauge the intrinsic value of a company and to estimate its potential for future earnings growth. Their current goal is to maintain a portfolio of 45–55 companies diversified by sector, industry, market capitalization, and economic sensitivity.

Because of the limited number of stocks in the portfolio, every holding counts. Once a company has survived the team’s initial screens, the managers then expand their analysis of what is behind its revenue and cash-generating model. And they take the time to get to know the company, its people and its corporate culture. At the time of purchase, the managers set 12–18 month price targets for each stock. They review those targets as the fundamentals of the stocks change during the course of ownership.

The bottom line? By engendering a wide-open, collegial environment, information flows freely and the Fund benefits from the best of the team’s thinking. And because the Fund’s advisor, Thornburg Investment Management®, is located in Santa Fe, New Mexico, we believe the portfolio team avoids the tendency to be trapped by Wall Street’s “pack” instinct. While they have access to the best of Wall Street’s analysis, they are not ruled by it. Their distance from the herd serves to fortify independent and objective thinking.

Being diversified in multiple ways, the Fund is able to take advantage of a broad array of opportunities in multiple sectors. These sectors do not all move in sync. When one is up, often another is down. Losses in one may be offset by gains in another. Limiting the number of companies in the portfolio and employing a rigorous sell discipline has enabled the Thornburg team to strike a balance between risk and reward.

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Portfolio Overview

Thornburg Value Fund

IMPORTANT PERFORMANCE

INFORMATION

Performance data quoted represents past performance and does not guarantee future results. Investment return and principal value will fluctuate so that upon redemption, an investor’s shares may be worth more or less than their original cost. Current performance may be lower or higher than the data quoted. For performance data current to the most recent month end, visit www.thornburg.com.

The maximum sales charge for Class A shares is 4.50%. A shares are subject to a 1% 30-day redemption fee.

MANAGEMENT TEAM

Front row, L to R: Wendy Trevisani, Bill Fries, Brad Kinkelaar, and Brian McMahon. Back row, L to R: Lei Wang, Connor Browne, Ed Maran, Vin Walden, Thomas Garcia, and Lewis Kaufman.

KEY PORTFOLIO ATTRIBUTES

Portfolio P/E Trailing 12-months*	15.5x
Portfolio Price to Cash Flow*	11.0x
Portfolio Price to Book Value*	2.9x
Median Market Cap*	$25.8 B
3-Year Beta (Thornburg vs. S&P 500)*	1.05
Holdings	46

*	Source: FactSet

For the fiscal year ended September 30, 2006, the Class A shares of the Thornburg Value Fund (at NAV) returned 15.63%, compared to a return of 10.78% for the S&P 500 Index. Once again, holdings in a variety of industries contributed to performance. The Fund’s good performance was primarily attributable to contributions from individual stock selection as elaborated below.

For the second consecutive year, a number of telecommunications stocks held by the Fund were performance leaders. As in 2005, NII Holdings Inc. was a top performer. While headquartered in the U.S., NII’s business is primarily in Mexico, Brazil and other Latin American countries where it provides mobile telecommunications service with the same push-to-talk feature pioneered in the U.S. by Nextel. Cell phone penetration in the areas where NII operates is low, which would suggest further green pastures for the company. Another holding, American Tower Corp., is also benefiting from the growing demand for mobile communications services. As a leading provider of tower space for cellular antennas, the business has characteristics that are similar to the rental of real estate. In this case, it is space on the tower, rather than property, which is being rented. As American Tower adds new tenants at a tower location, revenues increase, but costs usually do not. Level 3 Communications Inc., a provider of network capacity for internet traffic, contributed both income and capital appreciation. The company’s long-held bonds have been a productive investment. Level 3’s equity was recently added to the portfolio as well.

Energy holdings were also significant contributors to performance. As energy companies invested in future production, our holding Schlumberger Ltd. was ideally positioned. A global leader in services used in both the exploration and production of oil, Schlumberger was one of the most obvious beneficiaries of oil industry affluence.

Despite the impact of higher energy prices on the overall economy, a number of consumer related stocks did very well. Among these were Abercrombie & Fitch Co., an apparel retailer that we purchased as the

AVERAGE ANNUAL TOTAL RETURNS*

FOR PERIODS ENDED SEPTEMBER 30, 2006

	YTD	1 Yr	3 Yrs	5 Yrs	10 Yrs
A Shares (Incep: 10/2/95)
Without Sales Charge	12.68%	15.63%	13.56%	8.17%	12.28%
With Sales Charge	7.62%	10.41%	11.83%	7.17%	11.77%
S&P 500 Index (Since: 10/2/95)	8.52%	10.78%	12.29%	6.96%	8.56%

*	Periods under one year are not annualized.

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stock sold off during a period of anxiety last summer; Las Vegas Sands Corp., which operates the Venetian and other venues in Las Vegas, Nevada and is now being recognized for the potential value of its gaming property developments in Macau and Singapore; DIRECTV Group Inc. and Comcast Corp., both media and entertainment stocks that rebounded from modest valuations in prior periods and gained recognition for their attractive annuity-like subscription revenue streams.

Stocks from a number of other industries contributed to performance, including: Oracle Corp., a leading enterprise software provider, which rose sharply on signs that its acquisition spree of a few years ago is beginning to pay off; Southern Copper Corp., added to the Fund in late 2005, which benefited from a rise in copper prices; and Goldman Sachs, the highly reputed financial services leader.

As always, a few of our investments did not perform as expected. Among these were XM Satellite Radio Holdings Inc., which did not sustain subscriber growth at the levels we had anticipated. As the investment thesis was not unfolding as anticipated, XM was sold. Other stocks that detracted from performance and were sold from the portfolio include American Greetings Corp. and Juniper Networks. A few new additions to the Fund also hampered performance, including JetBlue Airways Corp., Dell Inc. and Chunghwa Telecom Co. Ltd. JetBlue sold off as revenue growth projections were below general expectations, Dell weakened on diminished effectiveness of its long standing direct sales model, and Chunghwa Telecom was temporarily depressed pending a sale of shares by the Taiwan government. We remain hopeful about the longer-term prospects for these companies.

While we continually tune our investment process to accommodate the evolving challenges in the investment environment, the philosophy underpinning the Fund remains unchanged – to provide superior, risk-adjusted investment returns by holding a diversified portfolio of what we believe to be fundamentally sound equity investments.

STOCKS CONTRIBUTING AND DETRACTING

FOR YEAR ENDED 9/30/06

Top Contributors	Top Detractors
NII Holdings, Inc.	XM Satellite Radio Holdings, Inc.
Oracle Corp.	American Greetings Corp.
Schlumberger Ltd.	Dell, Inc.
Las Vegas Sands Corp.	JetBlue Airways Corp.
American Tower Corp.	Juniper Networks

Source: Thomson Portfolio Analytics

MARKET CAPITALIZATION EXPOSURE

As of 9/30/06

TOP TEN HOLDINGS

As of 9/30/06

Level 3 Communications, Inc.	6.0%
NII Holdings, Inc.	3.3%
Exxon Mobil Corp.	3.2%
Microsoft Corp.	3.2%
Oracle Corp.	3.0%
American International Group, Inc.	3.0%
General Electric Co.	2.9%
Citigroup, Inc.	2.9%
Pfizer, Inc.	2.9%
American Tower Corp.	2.8%

TOP TEN INDUSTRIES

As of 9/30/06

Telecommunication Services	14.6%
Energy	10.5%
Software & Services	9.5%
Health Care Equipment & Services	9.4%
Diversified Financials	7.7%
Technology Hardware & Equipment	5.4%
Pharmaceuticals & Biotechnology	4.9%
Banks	4.7%
Retailing	4.6%
Materials	4.6%

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2006

Certified Annual Report

Thornburg Value Fund

September 30, 2006

This report is certified under the Sarbanes-Oxley Act of 2002, which requires that public companies, including mutual funds, affirm that the information provided in their annual and semiannual shareholder reports fully and fairly represents their financial position.

Certified Annual Report	9

Letter to Shareholders

William V. Fries, CFA

Co-Portfolio Manager

Connor Browne, CFA

Co-Portfolio Manager

Edward E. Maran, CFA

Co-Portfolio Manager

October 20, 2006

Dear Shareholder:

The fiscal year ended September 30, 2006 was another good year for our Fund. The net asset value of the Class A shares on September 30 was $37.59, a record high at the time. One year ago the net asset value per share was $32.79. For the current period, the Fund’s Class A shares had a total return of 15.63% (at NAV), compared with 10.78% for the S&P 500 Index. For details on performance by share class please refer to the performance summary on page 34.

We are pleased with the performance during the current fiscal year, as well as the longer-term record. On October 2, 2005, we celebrated the 10th anniversary of the Value Fund’s launch. For the period ended September 30th, the Fund returned 13.30% annually since inception to its original investors. This compares favorably to the 9.65% return of the S&P 500 over the same period. This performance includes a range of market cycles encompassing a technology bubble and subsequent contraction. While we have been fortunate to perform well in more ebullient markets, we are also satisfied with the performance we recorded during the challenging market periods.

The volatile price of crude oil has been among the most prominent economic issues of the past year. In the aftermath of hurricane Katrina and amidst continuing strife in the Middle East, oil prices have remained above $60 per barrel for a good part of the year, reaching an all-time high of $78 per barrel in July. As a result, oil company profits rose and consumers’ disposable income declined. Within our portfolio, this both contributed to performance and created opportunity. Our oil company holdings reported record earnings, modestly higher dividends, and continued share buybacks, yet still had the funding for necessary production investments. Energy prices have been moving lower, recently, which is an overall benefit for markets and most stocks. While energy company earnings and cash flows may be negatively impacted, we remain comfortable with the merits of our specific energy holdings and their valuations. At the same time, we are fully cognizant of the potential impact of lower oil prices on sentiment for these stocks. We do not expect oil prices to retrace the upward thrust of the last few years as long as global economic growth continues at a sustainable pace.

Generally speaking, technology stocks have been out of favor since the bubble period of 2000. Over the last year, some of these issues have begun to enjoy better business fundamentals, which has been reflected in their stock price performance. A portion of the Fund’s good performance in the current fiscal year has come from technology issues that have regained their footing and now appear to be enjoying a continued, strong operating environment.

10	Certified Annual Report

As we look to the year ahead, there is no less uncertainty than in past years. The War in Iraq drags on; nuclear proliferation is underway, despite treaty terms; and both recession and inflation remain legitimate worries. Nonetheless, the core drivers of stock prices – earnings progress and interest rates – remain positive. Improved corporate governance and discipline, relating to both capital allocation and cost containment, seem to be playing a supporting role. Economic expansion on a global basis continues unabated.

On February 1, 2006 Connor Browne and Ed Maran were promoted to co-portfolio managers of the Thornburg Value Fund. Both have contributed to the Fund’s past success and bring a range of experience to the Fund’s management. The promotions of Connor and Ed enhance our decision making process and improve the prospects of the Fund’s continued success.

Thank you for your trust and confidence over the past year. In the period ahead, each of us remains dedicated to finding investments that can help you achieve your goal of long-term capital appreciation. You can review descriptions of many of the stocks in your portfolio at your leisure by going to our web site, www.thornburg.com/funds.

Sincerely,

William V. Fries, CFA Co-Portfolio Manager Managing Director	Connor Browne, CFA Co-Portfolio Manager Managing Director	Edward E. Maran, CFA Co-Portfolio Manager Managing Director

The matters discussed in this report may constitute forward-looking statements made pursuant to the safe harbor provisions of the Securities Litigation Reform Act of 1995. These include any advisor or portfolio manager prediction, assessment, analysis or outlook for individual securities, industries, investment styles, market sectors and/or markets. These statements involve risks and uncertainties. In addition to the general risks described for each fund in its current prospectus, other factors bearing on these reports include the accuracy of the advisor’s or portfolio manager’s forecasts and predictions, the appropriateness of the investment strategies designed by the advisor or portfolio manager, and the ability of the advisor or portfolio manager to implement their strategies efficiently and successfully. Any one or more of these factors, as well as other risks affecting the securities markets generally, could cause the actual results of any fund to differ materially as compared to its benchmarks.

Certified Annual Report	11

STATEMENT OF ASSETS AND LIABILITIES
Thornburg Value Fund	September 30, 2006

ASSETS
Investments at value (cost $ 2,456,235,681)	$2,843,079,062
Cash	1,291,185
Receivable for fund shares sold	12,302,355
Dividends receivable	2,637,282
Interest receivable	477,717
Prepaid expenses and other assets	56,166

Total Assets	2,859,843,767

LIABILITIES
Payable for securities purchased	11,954,059
Payable for fund shares redeemed	2,461,827
Payable to investment advisor and other affiliates (Note 3)	2,639,585
Accounts payable and accrued expenses	480,404

Total Liabilities	17,535,875

NET ASSETS	$2,842,307,892

NET ASSETS CONSIST OF:
Undistributed net investment income	$3,003,948
Net unrealized appreciation on investments	386,817,974
Accumulated net realized gain (loss)	93,192,697
Net capital paid in on shares of beneficial interest	2,359,293,273

$2,842,307,892

12	Certified Annual Report

STATEMENT OF ASSETS AND LIABILITIES, CONTINUED
Thornburg Value Fund	September 30, 2006

NET ASSET VALUE:
Class A Shares:
Net asset value and redemption price per share ($1,121,719,914 applicable to 29,840,898 shares of beneficial interest outstanding - Note 4)	$37.59
Maximum sales charge, 4.50% of offering price	1.77

Maximum offering price per share	$39.36

Class B Shares:
Net asset value and offering price per share * ( $96,587,297 applicable to 2,670,135 shares of beneficial interest outstanding - Note 4)	$36.17

Class C Shares:
Net asset value and offering price per share * ($490,399,436 applicable to 13,417,565 shares of beneficial interest outstanding - Note 4)	$36.55

Class I Shares:
Net asset value, offering and redemption price per share ($1,074,491,842 applicable to 28,196,213 shares of beneficial interest outstanding - Note 4)	$38.11

Class R1 Shares:
Net asset value, offering and redemption price per share ($48,626,598 applicable to 1,299,181 shares of beneficial interest outstanding - Note 4)	$37.43

Class R5 Shares:
Net asset value, offering and redemption price per share ($10,482,805 applicable to 275,192 shares of beneficial interest outstanding Note 4)	$38.09

*	Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge. See notes to financial statements.

Certified Annual Report	13

STATEMENT OF OPERATIONS
Thornburg Value Fund	Year Ended September 30, 2006

INVESTMENT INCOME:
Dividend income (net of foreign taxes withheld of $794,813)	$37,099,767
Interest income	17,968,341

Total Income	55,068,108

EXPENSES:
Investment advisory fees (Note 3)	18,077,940
Administration fees (Note 3)
Class A Shares	1,274,374
Class B Shares	116,169
Class C Shares	576,485
Class I Shares	354,335
Class R1 Shares	31,016
Class R5 Shares	648
Distribution and service fees (Note 3)
Class A Shares	2,546,531
Class B Shares	929,665
Class C Shares	4,610,819
Class R1 Shares	124,768
Transfer agent fees
Class A Shares	1,359,825
Class B Shares	157,832
Class C Shares	590,040
Class I Shares	539,047
Class R1 Shares	41,722
Class R5 Shares	12,847
Registration and filing fees
Class A Shares	36,778
Class B Shares	15,680
Class C Shares	17,516
Class I Shares	113,062
Class R1 Shares	14,726
Class R5 Shares	17,924
Custodian fees (Note 3)	487,236
Professional fees	126,672
Accounting fees	166,035
Trustee fees	56,840
Other expenses	362,328

Total Expenses	32,758,860
Less:
Expenses reimbursed by investment advisor (Note 3)	(111,506)
Fees paid indirectly (Note 3)	(122,036)

Net Expenses	32,525,318

Net Investment Income	$22,542,790

14	Certified Annual Report

STATEMENT OF OPERATIONS, CONTINUED
Thornburg Value Fund	Year Ended September 30, 2006

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) on:
Investments sold	$110,266,198
Foreign currency transactions	(219,350)

110,046,848

Net change in unrealized appreciation (depreciation) on:
Investments	208,833,783
Foreign currency translations	(10,135)

208,823,648

Net Realized and Unrealized Gain	318,870,496

Net Increase in Net Assets Resulting From Operations	$341,413,286

See notes to financial statements.

Certified Annual Report	15

STATEMENTS OF CHANGES IN NET ASSETS
Thornburg Value Fund

	Year Ended September 30, 2006	Year Ended September 30, 2005
INCREASE (DECREASE) IN NET ASSETS FROM:
OPERATIONS:
Net investment income	$22,542,790	$19,094,717
Net realized gain on investments and foreign currency transactions	110,046,848	255,644,685
Increase (Decrease) in unrealized appreciation (depreciation) on investments and foreign currency translation	208,823,648	57,921,767

Net Increase (Decrease) in Net Assets Resulting from Operations	341,413,286	332,661,169
DIVIDENDS TO SHAREHOLDERS:
From net investment income
Class A Shares	(9,041,451)	(9,628,160)
Class B Shares	(208,210)	(253,266)
Class C Shares	(1,136,901)	(1,270,882)
Class I Shares	(10,091,399)	(5,577,033)
Class R1 Shares	(308,217)	(76,812)
Class R5 Shares	(49,565)	(246)
FUND SHARE TRANSACTIONS (NOTE 4):
Class A Shares	8,192,636	(280,665,531)
Class B Shares	(8,432,486)	(15,317,740)
Class C Shares	(19,010,765)	(99,126,047)
Class I Shares	516,880,753	16,018,891
Class R1 Shares	33,144,127	4,801,953
Class R5 Shares	10,020,743	29,098

Net Increase (Decrease) in Net Assets	861,372,551	(58,404,606)
NET ASSETS:
Beginning of year	1,980,935,341	2,039,339,947

End of year	$2,842,307,892	$1,980,935,341

Undistributed net investment income	$3,003,948	$1,516,251

See notes to financial statements.

16	Certified Annual Report

NOTES TO FINANCIAL STATEMENTS
Thornburg Value Fund	September 30, 2006

NOTE 1 – ORGANIZATION

Thornburg Value Fund, hereinafter referred to as the “Fund,” is a diversified series of Thornburg Investment Trust (the “Trust”). The Trust is organized as a Massachusetts business trust under a Declaration of Trust dated June 3, 1987 and is registered as a diversified, open-end management investment company under the Investment Company Act of 1940, as amended. The Trust is currently issuing eleven series of shares of beneficial interest in addition to those of the Fund: Thornburg Limited Term Municipal Fund, Thornburg California Limited Term Municipal Fund, Thornburg Limited Term U.S. Government Fund, Thornburg New Mexico Intermediate Municipal Fund, Thornburg Intermediate Municipal Fund, Thornburg Limited Term Income Fund, Thornburg International Value Fund, Thornburg Core Growth Fund, Thornburg New York Intermediate Municipal Fund, Thornburg Investment Income Builder Fund, and Thornburg Global Opportunities Fund. Each series is considered to be a separate entity for financial reporting and tax purposes and bears expenses directly attributable to it. The Fund seeks long-term capital appreciation by investing primarily in domestic equity securities selected on a value basis.

The Fund currently offers six classes of shares of beneficial interest: Class A, Class B, Class C, Institutional Class (Class I), and Retirement Classes (Class R1 and Class R5). Each class of shares of a Fund represents an interest in the same portfolio of investments of the Fund, except that (i) Class A shares are sold subject to a front-end sales charge collected at the time the shares are purchased and bear a service fee, (ii) Class B shares are sold at net asset value without a sales charge at the time of purchase, but are subject to a contingent deferred sales charge upon redemption and bear both a service fee and distribution fee, (iii) Class C shares are sold at net asset value without a sales charge at the time of purchase, but are subject to a contingent deferred sales charge upon redemption within one year, and bear a service fee and a distribution fee, (iv) Class I shares are sold at net asset value without a sales charge at the time of purchase, (v) Class R1 shares are sold at net asset value without a sales charge at the time of purchase, but bear both a service fee and distribution fee, (vi) Class R5 shares are sold at net asset value without a sales charge at the time of purchase, and (vii) the respective classes may have different reinvestment privileges and conversion rights. Additionally, the Fund may allocate among its classes certain expenses, to the extent allowable to specific classes, including transfer agent fees, government registration fees, certain printing and postage costs, and administrative and legal expenses. Currently, class specific expenses of the Fund are limited to service and distribution fees, administration fees and certain registration and transfer agent expenses. Class B shares of the Fund outstanding for eight years will convert to Class A shares of the Fund.

NOTE 2 – SIGNIFICANT ACCOUNTING POLICIES

Significant accounting policies of the Trust are as follows:

Valuation of Securities: Investments are stated at value based on latest sales prices, normally at 4:00 pm EST reported on national securities exchanges on the last business day of the period. Investments for which no sale is reported are valued at the mean between bid and asked prices or in accordance with such other method as the Trustees may authorize. In any case where a market quotation is not readily available, the Trust’s valuation and pricing committee determines a fair value for the investment using factors approved by the Trustees. Short term obligations having remaining maturities of 60 days or less are valued at amortized cost, which approximates market value.

Foreign Currency Translation: Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the exchange rate of such currencies against the U.S. dollar on the date of valuation. Purchases and sales of securities and income items denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the translation date. When the Fund purchases or sells foreign securities it will customarily enter into a foreign exchange contract to minimize foreign exchange risk from the trade date to the settlement date of such transactions.

The Fund does not separately report the effect of changes in foreign exchange rates from changes in market prices on securities held. Such changes are included in net realized and unrealized gain or loss from investments.

Reported net realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund’s books, and the U.S. dollar equivalent of the amounts actually received or paid.

Net unrealized foreign exchange gains and losses arise from changes in the fair value of assets and liabilities, other than investments in securities at fiscal period end, resulting from changes in exchange rates.

Federal Income Taxes: It is the policy of the Trust to comply with the provisions of the Internal Revenue Code applicable to “regulated investment companies” and to distribute all taxable income, including any net realized gain on investments of the Fund to the shareholders. Therefore, no provision for Federal income taxes is required.

When-Issued and Delayed Delivery Transactions: The Trust may engage in when-issued or delayed delivery transactions. To the extent the Trust engages in such transactions, it will do so for the purpose of acquiring portfolio securities consistent with the Fund’s investment objectives and not for the purpose of investment leverage or to speculate on interest rate and or market changes. At the time the Trust makes a commitment to purchase a security on a when-issued basis, the Fund will record the transaction and reflect the value in determining its net asset

Certified Annual Report	17

NOTES TO FINANCIAL STATEMENTS, CONTINUED
Thornburg Value Fund	September 30, 2006

value. When effecting such transactions, assets of an amount sufficient to make payment for the portfolio securities to be purchased will be segregated on the Fund’s records on the trade date. Securities purchased on a when-issued or delayed delivery basis do not earn interest until the settlement date.

Dividends: Dividends to shareholders are generally paid quarterly and are reinvested in additional shares of the Fund at net asset value per share at the close of business on the dividend payment date or, at the shareholder’s option, paid in cash. Net realized capital gains, to the extent available, will be distributed at least annually. Distributions to shareholders are based on income tax regulations and therefore, their characteristics may differ for financial statement and tax purposes.

General: Securities transactions are accounted for on a trade date basis. Interest income is accrued as earned and dividend income is recorded on the ex-dividend date. Certain income from foreign securities is recognized as soon as information is available to the Fund. Realized gains and losses from the sale of securities are recorded on an identified cost basis. Net investment income (other than class specific expenses) and realized and unrealized gains and losses are allocated daily to each class of shares based upon the relative net asset value of outstanding shares of each class of shares at the beginning of the day (after adjusting for the current share activity of the respective class). Expenses common to all funds are allocated among the funds comprising the Trust based upon their relative net asset values or other appropriate allocation methods.

Guarantees and Indemnifications: Under the Trust’s organizational documents, its officers and Trustees are indemnified against certain liability arising out of the performance of their duties to the Fund. Additionally, in the normal course of business the Trust enters into contracts with service providers that contain general indemnification clauses. The Trust’s maximum exposure under these arrangements is unknown. However, based on experience, the Trust expects the risk of loss to be remote.

Use of Estimates: The preparation of financial statements, in conformity with generally accepted accounting principles, requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

NOTE 3 – INVESTMENT ADVISORY FEE AND OTHER TRANSACTIONS WITH AFFILIATES

Pursuant to an investment advisory agreement, Thornburg Investment Management, Inc. (the “Advisor”) serves as the investment advisor and performs services to the Fund for which the fees are payable at the end of each month. For the year ended September 30, 2006, these fees were payable at annual rates ranging from .875 of 1% to .675 of 1% per annum of the average daily net assets of the Fund depending on the Fund’s asset size. The Fund also has an administrative services agreement with the Advisor, whereby the Advisor will perform certain administrative services for the shareholders of each class of the Fund’s shares, and for which fees will be payable at an annual rate of up to .125 of 1% per annum of the average daily net assets attributable to each class of shares. For the year ended September 30, 2006, the Advisor voluntarily reimbursed certain class specific expenses, administrative fees, and distribution fees of $82,314 for Class R1 shares and $29,192 for Class R5 shares.

The Trust has an underwriting agreement with Thornburg Securities Corporation (the “Distributor”, an affiliate of the Advisor), which acts as the distributor of the Fund’s shares. For the year ended September 30, 2006, the Distributor has advised the Fund that it earned net commissions aggregating $108,123 from the sale of Class A shares of the Fund, and collected contingent deferred sales charges aggregating $20,976 from redemptions of Class C shares of the Fund.

Pursuant to a service plan under Rule 12b-1 of the Investment Company Act of 1940, the Fund may reimburse to the Advisor an amount not to exceed .25 of 1% per annum of its average daily net assets attributable to each class of shares of the Fund for payments made by the Advisor to securities dealers and other financial institutions to obtain various shareholder and distribution related services. The Advisor may pay out of its own resources additional expenses for distribution of the Fund’s shares.

The Trust has also adopted distribution plans pursuant to Rule 12b-1, applicable only to the Fund’s Class B, Class C, and Class R1 shares under which the Fund compensates the Distributor for services in promoting the sale of Class B, Class C, and Class R1 shares of the Fund at an annual rate of up to .75 of 1% per annum of the average daily net assets attributable to Class B, Class C, and Class R1 shares. Total fees incurred by the Distributor for each class of shares of the Fund under its respective service and distribution plans for the year ended September 30, 2006, are set forth in the Statement of Operations.

The Trust has an agreement with the custodian bank to indirectly pay a portion of the custodian’s fees through credits earned by the Fund’s cash on deposit with the bank. This deposit agreement is an alternative to overnight investments. Custodial fees have been adjusted to reflect amounts that would have been paid without this agreement, with a corresponding adjustment reflected as fees paid indirectly in the Statement of Operations. For the year ended September 30, 2006, fees paid indirectly were $122,036. This figure may include additional fees waived by the Custodian.

Certain officers and Trustees of the Trust are also officers and/ or Directors of the Advisor and Distributor. The compensation of independent Trustees is borne by the Trust.

18	Certified Annual Report

NOTES TO FINANCIAL STATEMENTS, CONTINUED
Thornburg Value Fund	September 30, 2006

NOTE 4 – SHARES OF BENEFICIAL INTEREST

At September 30, 2006, there were an unlimited number of shares of beneficial interest authorized. Transactions in shares of beneficial interest were as follows:

	Year Ended September 30, 2006		Year Ended September 30, 2005
	Shares	Amount	Shares	Amount
Class A Shares
Shares sold	5,364,547	$188,094,156	5,556,737	$169,738,087
Shares issued to shareholders in reinvestment of dividends	225,438	8,058,294	279,894	8,715,714
Shares repurchased	(5,410,098)	(187,983,831)	(14,823,032)	(459,171,181)
Redemption fees received**	—	24,017	—	51,849

Net Increase (Decrease)	179,887	$8,192,636	(8,986,401)	$(280,665,531)

Class B Shares
Shares sold	84,367	$2,870,375	77,850	$2,288,707
Shares issued to shareholders in reinvestment of dividends	5,111	182,575	7,536	224,646
Shares repurchased	(343,699)	(11,486,467)	(607,159)	(17,831,093)
Redemption fees received**	—	1,031	—	—

Net Increase (Decrease)	(254,221)	$(8,432,486)	(521,773)	$(15,317,740)

Class C Shares
Shares sold	1,293,511	$43,965,842	915,021	$27,095,236
Shares issued to shareholders in reinvestment of dividends	27,097	974,298	35,972	1,085,438
Shares repurchased	(1,894,704)	(63,956,086)	(4,307,157)	(127,306,721)
Redemption fees received**	—	5,181	—	—

Net Increase (Decrease)	(574,096)	$(19,010,765)	(3,356,164)	$(99,126,047)

Class I Shares
Shares sold	16,999,909	$608,478,099	3,589,202	$111,238,406
Shares issued to shareholders in reinvestment of dividends	235,654	8,565,755	147,185	4,664,983
Shares repurchased	(2,814,649)	(100,182,966)	(3,238,887)	(99,900,212)
Redemption fees received**	—	19,865	—	15,714

Net Increase (Decrease)	14,420,914	$516,880,753	497,500	$16,018,891

Class R1 Shares
Shares sold	1,006,131	$35,300,994	239,052	$7,454,820
Shares issued to shareholders in reinvestment of dividends	8,245	297,478	2,115	66,501
Shares repurchased	(72,017)	(2,454,755)	(89,436)	(2,719,368)
Redemption fees received**	—	410	—	—

Net Increase (Decrease)	942,359	$33,144,127	151,731	$4,801,953

Certified Annual Report	19

NOTES TO FINANCIAL STATEMENTS, CONTINUED
Thornburg Value Fund	September 30, 2006

	Year Ended September 30, 2006		Year Ended September 30, 2005
	Shares	Amount	Shares	Amount
Class R5 Shares*
Shares sold	276,338	$10,096,784	927	$28,852
Shares issued to shareholders in reinvestment of dividends	1,309	49,565	8	246
Shares repurchased	(3,390)	(125,667)	(—)	(—)
Redemption fees received**	—	61	—	—

Net Increase (Decrease)	274,257	$10,020,743	935	$29,098

*	Effective date of Class R5 shares was February 1, 2005.

**	The Fund charges a redemption fee of 1% of the Class A & Class I shares exchanged within 30 days of purchase. Prior to February 1, 2006, the Fund charged a redemption fee of 1% of the Class A & Class I shares exchanged within 90 days of purchase. Redemption fees charged to any Class are allocated to all Classes upon receipt of payment based on relative net asset values of each Class or other appropriate allocation methods.

NOTE 5 – SECURITIES TRANSACTIONS

For the year ended September 30, 2006, the Fund had purchase and sale transactions of investment securities (excluding short-term investments) of $1,623,807,261 and $1,162,848,579, respectively.

NOTE 6 – INCOME TAXES

At September 30, 2006, information on the tax components of capital is as follows:

Cost of investments for tax purpose	$2,455,022,682

Gross unrealized appreciation on a tax basis	$437,995,286
Gross unrealized depreciation on a tax basis	(49,938,906)

Net unrealized appreciation (depreciation) on investments (tax basis)	$388,056,380

Distributable earnings – ordinary income	$3,003,948
Distributable – capital gains	$93,192,697

The Fund utilized $17,073,502 of its capital loss carry forward during the year ended September 30, 2006.

At September 30, 2006, the Fund had deferred currency losses occurring subsequent to October 31, 2005 of $205,646. For tax purposes, such losses will be reflected in the year ending September 30, 2007.

In order to account for permanent book/tax differences, the Fund decreased undistributed net investment income by $219,350 and increased net realized investment gain by $219,350. This reclassification has no impact on the net asset value of the Fund. Reclassifications result primarily from currency losses.

The tax character of distributions paid during the year ended September 30, 2006, and September 30, 2005, was as follows:

	2006	2005
Distributions from:
Ordinary income	$20,835,743	$16,806,399

New Accounting Pronouncement:

On July 13, 2006, the Financial Accounting Standards Board issued Interpretation No. 48, “Accounting for Uncertainty in Income Taxes – an Interpretation of FASB Statement No. 109” (the “Interpretation”). The Interpretation prescribes a comprehensive model for how a company, including the Fund, should recognize, measure, present and disclose in its financial statements uncertain tax positions that the company has taken or expects to take on income tax returns, and also revises certain disclosure requirements. The Interpretation is effective for fiscal years beginning after December 15, 2006. Management has recently begun to evaluate the application of the Interpretation to the Fund and is not in a position at this time to estimate the significance of its impact, if any, on the Fund’s financial statements.

NOTE 7 – FINANCIAL INSTRUMENTS WITH OFF-BALANCE SHEET RISK AND FOREIGN INVESTMENT RISK

There are special risks associated with international investing, including currency fluctuations, government regulation, political developments, and differences in liquidity.

20	Certified Annual Report

FINANCIAL HIGHLIGHTS

Thornburg Value Fund

	Year Ended September 30,
	2006	2005	2004	2003	2002
Class A Shares:
PER SHARE PERFORMANCE (for a share outstanding throughout the year)+
Net asset value, beginning of year	$32.79	$28.11	$26.29	$20.73	$26.04
Income from investment operations:
Net investment income (loss)	0.35	0.32	0.20	0.15	— (c)
Net realized and unrealized gain (loss) on investments	4.76	4.64	1.81	5.45	(5.31)

Total from investment operations	5.11	4.96	2.01	5.60	(5.31)

Less dividends from:
Net investment income	(0.31)	(0.28)	(0.19)	(0.02)	—
Net realized gains	—	—	—	—	—
Return of capital	—	—	—	(0.02)	—

Total dividends	(0.31)	(0.28)	(0.19)	(0.04)	—

Change in net asset value	4.80	4.68	1.82	5.56	(5.31)
NET ASSET VALUE, end of year	$37.59	$32.79	$28.11	$26.29	$20.73

RATIOS/SUPPLEMENTAL DATA
Total return(a)	15.63%	17.70%	7.61%	27.02%	(20.39)%
Ratios to average net assets:
Net investment income (loss)	1.02%	1.05%	0.69%	0.66%	— (b)
Expenses, after expense reductions	1.35%	1.40%	1.37%	1.43%	1.40%
Expenses, after expense reductions and net of custody credits	1.34%	1.40%	1.37%	1.43%	1.40%
Expenses, before expense reductions	1.35%	1.40%	1.37%	1.43%	1.40%
Portfolio turnover rate	51.36%	58.90%	68.74%	82.89%	76.37%
Net assets at end of year (000)	$1,121,720	$972,478	$1,086,448	$994,043	$809,229

(a)	Sales loads are not reflected in computing total return.

(b)	The ratio of net investment loss to average net assets is less than 0.01%.

(c)	Net investment loss per share is less than $0.01.

+	Based on weighted average shares outstanding.

Certified Annual Report	21

FINANCIAL HIGHLIGHTS, CONTINUED

Thornburg Value Fund

	Year Ended September 30,
	2006	2005	2004	2003	2002
Class B Shares:
PER SHARE PERFORMANCE (for a share outstanding throughout the year)+
Net asset value, beginning of year	$31.60	$27.13	$25.47	$20.22	$25.61
Income from investment operations:
Net investment income (loss)	0.07	0.08	(0.03)	(0.05)	(0.22)
Net realized and unrealized gain (loss) on investments	4.58	4.47	1.74	5.30	(5.17)

Total from investment operations	4.65	4.55	1.71	5.25	(5.39)

Less dividends from:
Net investment income	(0.08)	(0.08)	(0.05)	—	—
Net realized gains	—	—	—	—	—

Total dividends	(0.08)	(0.08)	(0.05)	—	—

Change in net asset value	4.57	4.47	1.66	5.25	(5.39)
NET ASSET VALUE, end of year	$36.17	$31.60	$27.13	$25.47	$20.22

RATIOS/SUPPLEMENTAL DATA
Total return	14.71%	16.78%	6.71%	25.96%	(21.05)%
Ratios to average net assets:
Net investment income (loss)	0.21%	0.27%	(0.12)%	(0.22)%	(0.85)%
Expenses, after expense reductions	2.15%	2.17%	2.18%	2.31%	2.25%
Expenses, after expense reductions and net of custody credits	2.14%	2.17%	2.18%	2.31%	2.25%
Expenses, before expense reductions	2.15%	2.17%	2.20%	2.32%	2.25%
Portfolio turnover rate	51.36%	58.90%	68.74%	82.89%	76.37%
Net assets at end of year (000)	$96,587	$92,410	$93,508	$89,661	$70,682

+	Based on weighted average shares outstanding.

22	Certified Annual Report

FINANCIAL HIGHLIGHTS, CONTINUED
Thornburg Value Fund

	Year Ended September 30,
	2006	2005	2004	2003	2002
Class C Shares:
PER SHARE PERFORMANCE (for a share outstanding throughout the year)+
Net asset value, beginning of year	$31.92	$27.40	$25.70	$20.40	$25.82

Income from investment operations:
Net investment income (loss)	0.09	0.09	(0.02)	(0.04)	(0.20)
Net realized and unrealized gain (loss) on investments	4.62	4.51	1.77	5.34	(5.22)

Total from investment operations	4.71	4.60	1.75	5.30	(5.42)

Less dividends from:
Net investment income	(0.08)	(0.08)	(0.05)	—	—
Net realized gains	—	—	—	—	—

Total dividends	(0.08)	(0.08)	(0.05)	—	—

Change in net asset value	4.63	4.52	1.70	5.30	(5.42)
NET ASSET VALUE, end of year	$36.55	$31.92	$27.40	$25.70	$20.40

RATIOS/SUPPLEMENTAL DATA
Total return	14.77%	16.80%	6.81%	25.98%	(20.99)%
Ratios to average net assets:
Net investment income (loss)	0.27%	0.31%	(0.07)%	(0.16)%	(0.77)%
Expenses, after expense reductions	2.09%	2.14%	2.14%	2.25%	2.17%
Expenses, after expense reductions and net of custody credits	2.09%	2.14%	2.14%	2.25%	2.17%
Expenses, before expense reductions	2.09%	2.14%	2.15%	2.25%	2.17%
Portfolio turnover rate	51.36%	58.90%	68.74%	82.89%	76.37%
Net assets at end of year (000)	$490,399	$446,567	$475,296	$441,103	$368,038

+	Based on weighted average shares outstanding.

Certified Annual Report	23

FINANCIAL HIGHLIGHTS, CONTINUED
Thornburg Value Fund

	Year Ended September 30,
	2006	2005	2004	2003	2002
Class I Shares:
PER SHARE PERFORMANCE (for a share outstanding throughout the year)+
Net asset value, beginning of year	$33.23	$28.49	$26.64	$20.95	$26.18

Income from investment operations:
Net investment income (loss)	0.50	0.45	0.31	0.26	0.11
Net realized and unrealized gain (loss) on investments	4.82	4.70	1.84	5.51	(5.34)

Total from investment operations	5.32	5.15	2.15	5.77	(5.23)

Less dividends from:
Net investment income	(0.44)	(0.41)	(0.30)	(0.03)	—
Net realized gains	—	—	—	—	—
Return of capital	—	—	—	(0.05)	—

Total dividends	(0.44)	(0.41)	(0.30)	(0.08)	—

Change in net asset value	4.88	4.74	1.85	5.69	(5.23)
NET ASSET VALUE, end of year	$38.11	$33.23	$28.49	$26.64	$20.95

RATIOS/SUPPLEMENTAL DATA
Total return	16.10%	18.16%	8.04%	27.55%	(19.98)%
Ratios to average net assets:
Net investment income (loss)	1.41%	1.44%	1.07%	1.10%	0.42%
Expenses, after expense reductions	0.98%	0.99%	0.99%	0.99%	0.98%
Expenses, after expense reductions and net of custody credits	0.97%	0.98%	0.99%	0.99%	0.98%
Expenses, before expense reductions	0.98%	1.00%	0.99%	1.03%	0.99%
Portfolio turnover rate	51.36%	58.90%	68.74%	82.89%	76.37%
Net assets at end of year (000)	$1,074,492	$457,788	$378,334	$260,624	$207,613

+	Based on weighted average shares outstanding.

24	Certified Annual Report

FINANCIAL HIGHLIGHTS, CONTINUED
Thornburg Value Fund

	Year Ended September 30,			Period Ended September 30,
	2006	2005	2004	2003(c)
Class R1 Shares:
PER SHARE PERFORMANCE (for a share outstanding throughout the period)+
Net asset value, beginning of period	$32.68	$28.06	$26.27	$25.83

Income from investment operations:
Net investment income (loss)	0.37	0.33	0.17	0.03
Net realized and unrealized gain (loss) on investments	4.71	4.60	1.85	0.41

Total from investment operations	5.08	4.93	2.02	0.44
Less dividends from:
Net investment income	(0.33)	(0.31)	(0.23)	—

Change in net asset value	4.75	4.62	1.79	0.44
NET ASSET VALUE, end of period	$37.43	$32.68	$28.06	$26.27

RATIOS/SUPPLEMENTAL DATA
Total return(a)	15.60%	17.64%	7.68%	1.70%
Ratios to average net assets:
Net investment income (loss)	1.05%	1.07%	0.61%	0.48	%(b)
Expenses, after expense reductions	1.36%	1.35%	1.34%	1.45	%(b)
Expenses, after expense reductions and net of custody credits	1.35%	1.35%	1.34%	1.45	%(b)
Expenses, before expense reductions	1.69%	1.94%	2.22%	44,445.63	%(b)†
Portfolio turnover rate	51.36%	58.90%	68.74%	82.89%
Net assets at end of period (000)	$48,627	$11,661	$5,754	$0	(d)

(a)	Not annualized for periods less than one year.

(b)	Annualized.

(c)	Effective date of Class R1 Shares was July 1, 2003.

(d)	Net assets at end of period were less than $1,000.

†	Due to the size of net assets and fixed expenses, ratios may appear disproportionate.

+	Based on weighted average shares outstanding.

Certified Annual Report	25

FINANCIAL HIGHLIGHTS, CONTINUED
Thornburg Value Fund

	Year Ended September 30, 2006	Period Ended September 30, 2005(c)
Class R5 Shares:
PER SHARE PERFORMANCE (for a share outstanding throughout the period)+
Net asset value, beginning of period	$33.22	$30.75

Income from investment operations:
Net investment income	0.24	0.28
Net realized and unrealized gain (loss) on investments	5.07	2.45

Total from investment operations	5.31	2.73
Less dividends from:
Net investment income	(0.44)	(0.26)

Change in net asset value	4.87	2.47
NET ASSET VALUE, end of period	$38.09	$33.22

RATIOS/SUPPLEMENTAL DATA
Total return(a)	16.07%	8.93%
Ratios to average net assets:
Net investment income	0.64%	1.31	%(b)
Expenses, after expense reductions	1.00%	1.00	%(b)
Expenses, after expense reductions and net of custody credits	0.98%	0.99	%(b)
Expenses, before expense reductions	3.24%	127.30	%(b)†
Portfolio turnover rate	51.36%	58.90%
Net assets at end of period (000)	$10,483	$31

(a)	Not annualized for periods less than one year.

(b)	Annualized.

(c)	Effective date of Class R5 Shares was February 1, 2005.

†	Due to the size of net assets and fixed expenses, ratios may appear disproportionate.

+	Based on weighted average shares outstanding.

26	Certified Annual Report

SCHEDULE OF INVESTMENTS
Thornburg Value Fund	September 30, 2006

CUSIPS: CLASS A - 885-215-731, CLASS B - 885-215-590, CLASS C - 885-215-715, CLASS I - 885-215-632, CLASS

R1 - 885-215-533, CLASS R5 - 885-215-376

NASDAQ SYMBOLS: CLASS A - TVAFX, CLASS B - TVBFX, CLASS C - TVCFX, CLASS I - TVIFX,

CLASS R1 - TVRFX, CLASS R5 - TVRRX

SUMMARY OF INDUSTRY EXPOSURE

As of 9/30/06

Telecommunication Services	14.6%
Energy	10.5%
Software & Services	9.5%
Health Care Equipment & Services	9.4%
Diversified Financials	7.7%
Technology Hardware & Equipment	5.4%
Pharmaceuticals & Biotechnology	4.9%
Banks	4.7%
Retailing	4.6%
Materials	4.6%
Insurance	4.5%
Capital Goods	4.4%
Media	4.3%
Consumer Services	2.4%
Automobiles & Components	1.9%
Transportation	1.2%
Food & Staples Retailing	0.9%
Other Assets and Cash Equivalents	4.5%

	Shares/ Principal Amount	Value
COMMON STOCK — 91.32%
AUTOMOBILES & COMPONENTS — 1.92%
AUTOMOBILES — 1.92%
PSA Peugeot Citroen	967,800	$54,600,275

		54,600,275

BANKS — 4.70%
COMMERCIAL BANKS — 2.27%
Lloyds TSB Group plc	6,383,200	64,451,306
THRIFTS & MORTGAGE FINANCE — 2.43%
Federal Home Loan Mortgage Corp.	1,042,909	69,176,154

		133,627,460

CAPITAL GOODS — 4.39%
INDUSTRIAL CONGLOMERATES — 4.39%
General Electric Co.	2,368,700	83,615,110
Tyco International Ltd.	1,472,300	41,209,677

		124,824,787

Certified Annual Report	27

SCHEDULE OF INVESTMENTS, CONTINUED
Thornburg Value Fund	September 30, 2006

	Shares/ Principal Amount	Value
CONSUMER SERVICES — 2.35%
HOTELS RESTAURANTS & LEISURE — 2.35%
Las Vegas Sands Corp.+	975,000	$66,641,250

		66,641,250

DIVERSIFIED FINANCIALS — 7.67%
CAPITAL MARKETS — 1.93%
Charles Schwab Corp.	3,061,100	54,793,690
DIVERSIFIED FINANCIAL SERVICES — 5.74%
AllianceBernstein Holdings LP	313,400	21,621,466
Citigroup, Inc.	1,675,200	83,207,184
NYSE Group, Inc.+	782,400	58,484,400

		218,106,740

ENERGY — 10.47%
OIL, GAS & CONSUMABLE FUELS — 10.47%
Apache Corp.	1,088,737	68,808,178
ChevronTexaco Corp.	1,132,100	73,428,006
ConocoPhillips	1,062,200	63,232,766
Exxon Mobil Corp.	1,374,100	92,202,110

		297,671,060

FOOD & STAPLES RETAILING — 0.94%
BEVERAGES — 0.94%
Rite Aid Corp.+	5,863,600	26,620,744

		26,620,744

HEALTH CARE EQUIPMENT & SERVICES — 9.44%
HEALTH CARE EQUIPMENT & SUPPLIES — 2.45%
Fisher Scientific International, Inc.+	888,400	69,508,416
HEALTH CARE PROVIDERS & SERVICES — 6.99%
Caremark Rx, Inc.	1,329,900	75,365,433
Eclipsys Corp.+	2,542,440	45,535,100
WellPoint, Inc.+	1,011,000	77,897,550

		268,306,499

INSURANCE — 4.46%
INSURANCE — 4.46%
American International Group, Inc.	1,277,100	84,620,646
MBIA, Inc.	685,000	42,086,400

		126,707,046

28	Certified Annual Report

SCHEDULE OF INVESTMENTS, CONTINUED
Thornburg Value Fund	September 30, 2006

	Shares/ Principal Amount	Value
MATERIALS — 4.62%
CHEMICALS — 2.08%
Air Products & Chemicals, Inc.	890,700	$59,115,759
METALS & MINING — 2.54%
Southern Copper Corp.	779,084	72,065,270

		131,181,029

MEDIA — 4.31%
MEDIA — 4.31%
Comcast Corp.+	1,754,600	64,586,826
DIRECTV Group, Inc.+	2,945,985	57,976,985

		122,563,811

PHARMACEUTICALS & BIOTECHNOLOGY — 4.61%
PHARMACEUTICALS — 4.61%
Johnson & Johnson	758,413	49,251,340
Pfizer, Inc.	2,887,300	81,883,828

		131,135,168

RETAILING — 4.64%
MULTILINE RETAIL — 2.72%
Target Corp.	1,398,100	77,245,025
SPECIALTY RETAIL — 1.92%
Abercrombie & Fitch Co.	786,400	54,639,072

		131,884,097

SOFTWARE & SERVICES — 9.49%
INTERNET SOFTWARE & SERVICES — 1.55%
Google, Inc.+	109,467	43,994,787
IT SERVICES — 1.75%
Bearingpoint, Inc. Co.+	6,317,860	49,658,380
SOFTWARE — 6.19%
Microsoft Corp.	3,283,200	89,729,856
Oracle Corp.+	4,861,100	86,235,914

		269,618,937

TECHNOLOGY HARDWARE & EQUIPMENT — 5.45%
COMMUNICATIONS EQUIPMENT — 2.09%
Motorola, Inc.	2,373,100	59,327,500
COMPUTERS & PERIPHERALS — 3.36%
Apple Computer, Inc.+	536,300	41,311,189
Dell, Inc.+	2,373,700	54,215,308

		154,853,997

Certified Annual Report	29

SCHEDULE OF INVESTMENTS, CONTINUED
Thornburg Value Fund	September 30, 2006

	Shares/ Principal Amount	Value
TELECOMMUNICATION SERVICES — 10.69%
DIVERSIFIED TELECOMMUNICATION SERVICES — 3.66%
Chunghwa Telecom Co. Ltd. ADR	2,713,560	$46,971,724
Level 3 Communications, Inc.+	10,689,900	57,190,965
WIRELESS TELECOMMUNICATION SERVICES — 7.03%
American Tower Corp.+	2,218,300	80,967,950
Leap Wireless International, Inc.+	486,240	23,577,778
NII Holdings, Inc.+	1,531,408	95,192,321

		303,900,738

TRANSPORTATION — 1.17%
AIRLINES — 1.17%
JetBlue Airways Corp.+	3,583,900	33,222,753

		33,222,753

TOTAL COMMON STOCK (Cost $2,231,291,188)		2,595,466,391

CORPORATE BONDS — 0.47%
TELECOMMUNICATION SERVICES — 0.47%
DIVERSIFIED TELECOMMUNICATION SERVICES — 0.47%
Level 3 Communications, Inc., 11.50%, 3/1/2010	$12,900,000	13,254,750

		13,254,750

TOTAL CORPORATE BONDS (Cost $10,733,590)		13,254,750

CONVERTIBLE BONDS — 3.75%
PHARMACEUTICALS & BIOTECHNOLOGY — 0.26%
PHARMACEUTICALS — 0.26%
Cubist Pharmaceuticals, Inc., 2.25%, 6/15/2013	7,600,000	7,505,000

		7,505,000

TELECOMMUNICATION SERVICES — 3.49%
DIVERSIFIED TELECOMMUNICATION SERVICES — 3.49%
Level 3 Communications, Inc., 6.00%, 9/15/2009	20,700,000	18,604,125
Level 3 Communications, Inc., 6.00%, 3/15/2010	91,600,000	80,493,500

		99,097,625

TOTAL CONVERTIBLE BONDS (Cost $ 86,455,607)		106,602,625

30	Certified Annual Report

SCHEDULE OF INVESTMENTS, CONTINUED
Thornburg Value Fund	September 30, 2006

	Shares/ Principal Amount	Value
SHORT TERM INVESTMENTS — 4.49%
AIG Funding, Inc., 5.17%, 10/16/2006	$22,500,000	$22,451,531
AIG Funding, Inc., 5.24%, 10/5/2006	30,000,000	29,982,533
HSBC Finance Corp., 5.17%, 10/25/2006	14,000,000	13,951,747
Lasalle Bank Corp., 5.21%, 10/13/2006	2,000,000	1,996,527
Toyota Credit de Puerto Rico, 5.20%, 10/20/2006	3,000,000	2,991,767
Toyota Credit de Puerto Rico, 5.21%, 10/23/2006	21,500,000	21,431,546
Toyota Credit de Puerto Rico, 5.23%, 10/10/2006	31,000,000	30,959,467
Toyota Motor Credit Corp., 5.20%, 10/18/2006	4,000,000	3,990,178

TOTAL SHORT TERM INVESTMENTS (Cost $127,755,296)		127,755,296

TOTAL INVESTMENTS — 100.03% (Cost $2,456,235,681)		$2,843,079,062
LIABILITIES NET OF OTHER ASSETS — (0.03)%		(771,170)

NET ASSETS — 100.00%		$2,842,307,892

Footnote Legend

+	Non-income producing

See notes to financial statements.

Portfolio Abbreviations

To simplify the listings of securities, abbreviations are used per the table below:

ADR        American Depository Receipt

Certified Annual Report	31

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Thornburg Value Fund

To the Trustees and Shareholders of

Thornburg Value Fund

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Thornburg Value Fund (one of the portfolios constituting Thornburg Investment Trust, hereafter referred to as the “Fund”) at September 30, 2006, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at September 30, 2006 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

New York, New York

November 16, 2006

32	Certified Annual Report

EXPENSE EXAMPLE
Thornburg Value Fund	September 30, 2006 (Unaudited)

As a shareholder of the Fund, you incur two types of costs:

(1) transaction costs, including

(a) sales charges (loads) on purchase payments for Class A shares;

(b) a deferred sales charge on redemptions of any part or all of a purchase of $1 million of Class A shares within 12 months of purchase;

(c) a deferred sales charge on redemptions of Class C shares within 12 months of purchase;

(d) a 30-day redemption fee on Class A and Class I shares;

(2) ongoing costs, including management fees; distribution and/or service (12b-1) fees; and other Fund expenses.

This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested on March 31, 2006 and held until September 30, 2006.

Actual Expenses

The first line of the table at right provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table at right provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

	Beginning Account Value 3/31/06	Ending Account Value 9/30/06	Expenses Paid During Period† 3/31/06–9/30/06
Class A Shares
Actual	$1,000.00	$1,055.20	$6.87
Hypothetical*	$1,000.00	$1,018.38	$6.75
Class B Shares
Actual	$1,000.00	$1,051.10	$10.91
Hypothetical*	$1,000.00	$1,014.43	$10.71
Class C Shares
Actual	$1,000.00	$1,051.30	$10.68
Hypothetical*	$1,000.00	$1,014.66	$10.48
Class I Shares
Actual	$1,000.00	$1,057.10	$5.06
Hypothetical*	$1,000.00	$1,020.14	$4.97
Class R1 Shares
Actual	$1,000.00	$1,054.90	$6.96
Hypothetical*	$1,000.00	$1,018.30	$6.83
Class R5 Shares
Actual	$1,000.00	$1,057.20	$5.05
Hypothetical*	$1,000.00	$1,020.16	$4.96

†	Expenses are equal to the annualized expense ratio for each class (A: 1.33%; B: 2.12%; C: 2.08%; I: 0.98%; R1: 1.35%; and R5: 0.98%) multiplied by the average account value over the period, multiplied by 183/365 to reflect the one-half year period.

*	Hypothetical assumes a rate of return of 5% per year before expenses.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Certified Annual Report	33

INDEX COMPARISON
Thornburg Value Fund	September 30, 2006 (Unaudited)

GROWTH OF A HYPOTHETICAL $10,000 INVESTMENT

Thornburg Value Fund versus S&P 500 Index (October 2, 1995 to September 30, 2006)

AVERAGE ANNUAL TOTAL RETURNS

For periods ended September 30, 2006 (with sales charge)

	1 Yr	5 Yrs	10 Yrs	Since Inception
A Shares (Incep: 10/02/95)	10.41%	7.17%	11.77%	12.83%
B Shares (Incep: 4/03/00)	9.71%	6.99%	—	1.90%
C Shares (Incep: 10/02/95)	13.77%	7.34%	11.40%	12.42%
R1 Shares (Incep: 7/01/03)	15.60%	—	—	13.04%
R5 Shares (Incep: 2/01/05)	16.07%	—	—	15.20%
S&P 500 (Since: 10/02/95)	10.78%	6.96%	8.56%	9.65%

Performance data reflects past performance, which is no guarantee of future results. The performance data and graph do not reflect the deduction of taxes that a shareholder would pay on distributions or the redemption of Fund shares.

Returns reflect the reinvestment of dividends and capital gains as well as applicable sales charges. Class A shares are sold with a maximum sales charge of 4.50%. Class B shares are sold with a contingent deferred sales charge (CDSC) that declines from 5.00% to 0% depending upon the period of time the shares are held. Class B shares will automatically convert to Class A shares on a quarterly basis approximately eight years after purchase. Class C shares are subject to a 1% CDSC for the first year only. There is no up-front sales charge for Class R1 and R5 shares. Class R1 and R5 shares are available only to certain qualified investors. Class A shares are subject to a 1% 30-day redemption fee.

The Standard & Poor’s 500 Stock Index (S&P 500) is an unmanaged index generally representative of the U.S. stock market. Unless otherwise noted, index returns do not reflect fees, brokerage commissions or other expenses of investing. Investors may not make direct investments into any index.

34	Certified Annual Report

TRUSTEES AND OFFICERS
Thornburg Value Fund	September 30, 2006 (Unaudited)

Name, Age, Position Held with Fund Year Elected	Principal Occupation(s) During Past Five Years	Other Directorships Held by Trustee
INTERESTED TRUSTEES (1)(2)(4)

Garrett Thornburg, 60 Chairman of Trustees, Trustee since 1987(3)	CEO, Chairman and controlling shareholder of Thornburg Investment Management, Inc. (investment advisor) and Thornburg Securities Corporation (securities dealer); Chairman of Thornburg Limited Term Municipal Fund, Inc. (registered investment company) to 2004; CEO and Chairman of Thornburg Mortgage, Inc. (real estate investment trust); Chairman of Thornburg Mortgage Advisory Corporation (investment manager to Thornburg Mortgage, Inc.).	Director of Thornburg Mortgage, Inc. (real estate investment trust)

Brian J. McMahon, 50 Trustee since 2001, Member of Governance & Nominating Committee, President since 1997(5)(6)	President, Managing Director, Chief Investment Officer, and Co-Portfolio Manager of Thornburg Investment Management, Inc.; President of Thornburg Limited Term Municipal Fund, Inc. to 2004.	None

INDEPENDENT TRUSTEES (1)(2)(4)

David A. Ater, 61 Trustee since 1994, Member of Audit Committee and Governance & Nominating Committee	Principal in Ater & Associates, Santa Fe, NM (developer, planner and broker of residential and commercial real estate); owner, developer and broker for various real estate projects.	Director of Thornburg Mortgage, Inc. (real estate investment trust)

David D. Chase, 65 Chairman of Audit Committee, Trustee since 2000	Chairman, President, CEO, and Managing Member of Vestor Associates, LLC, the general partner of Vestor Partners, LP, Santa Fe, NM (private equity fund); Chairman and CEO of Vestor Holdings, Inc., Santa Fe, NM (merchant bank).	None

Eliot R. Cutler, 60 Chairman of Governance & Nominating Committee, Trustee since 2004	Partner, Akin, Gump, Strauss, Hauer & Feld, LLP, Washington, D.C. (law firm)	Director of Thornburg Mortgage, Inc. (real estate investment trust)

Susan H. Dubin, 57 Trustee since 2004, Member of Audit Committee	President of Dubin Investments, Ltd., Greenwich, CT (private investment fund); Director and officer of various charitable organizations.	None

Owen D. Van Essen, 52 Trustee since 2004, Member of Governance & Nominating Committee	President of Dirks, Van Essen & Murray, Santa Fe, NM (newspaper mergers and acquisitions).	None

James W. Weyhrauch, 47 Trustee since 1996, Member of Audit Committee	Real estate broker, Santa Fe Properties, Santa Fe, NM since 2004; President and CEO from 1997–2004, and Vice Chairman 2004 to date, Nambé Mills, Inc., Santa Fe, NM (manufacturer).	None

Certified Annual Report	35

TRUSTEE AND OFFICERS, CONTINUED
Thornburg Value Fund	September 30, 2006 (Unaudited)

Name, Age, Position Held with Fund Year Elected	Principal Occupation(s) During Past Five Years	Other Directorships Held by Trustee
OFFICERS OF THE FUND (WHO ARE NOT TRUSTEES)(1)(6)(7)

Steven J. Bohlin, 47 Vice President since 1987, Treasurer since 1989	Portfolio Manager, Co-Portfolio Manager, Vice President, and Managing Director of Thornburg Investment Management, Inc.; Vice President of Thornburg Limited Term Municipal Fund, Inc. to 2004.	Not applicable

George T. Strickland, 43 Vice President since 1996	Portfolio Manager, Vice President, and Managing Director of Thornburg Investment Management, Inc.; Vice President (to 2004) and Treasurer (2003–2004) of Thornburg Limited Term Municipal Fund, Inc.	Not applicable

William V. Fries, 67 Vice President since 1995	Portfolio Manager, Co-Portfolio Manager, Vice President, and Managing Director of Thornburg Investment Management, Inc.	Not applicable

Leigh Moiola, 39 Vice President since 2001	Vice President and Managing Director of Thornburg Investment Management, Inc.; Vice President of Thornburg Limited Term Municipal Fund, Inc. to 2004.	Not applicable

Kenneth Ziesenheim, 52 Vice President since 1995	Vice President and Managing Director of Thornburg Investment Management, Inc.; President of Thornburg Securities Corporation; Vice President of Thornburg Limited Term Municipal Fund, Inc. to 2004.	Not applicable

Alexander Motola, 36 Vice President since 2001	Portfolio Manager, Vice President, and Managing Director of Thornburg Investment Management, Inc. since 2001.	Not applicable

Wendy Trevisani, 35 Vice President since 1999	Co-Portfolio Manager since 2006, Managing Director since 2004, Vice President, and Associate Portfolio Manager of Thornburg Investment Management, Inc.; Vice President of Thornburg Limited Term Municipal Fund, Inc. to 2002.	Not applicable

Joshua Gonze, 43 Vice President since 1999	Managing Director since 2004, Associate Portfolio Manager and Vice President of Thornburg Investment Management, Inc.; Vice President of Thornburg Limited Term Municipal Fund, Inc. to 2004.	Not applicable

Brad Kinkelaar, 38 Vice President since 1999	Co-Portfolio Manager since 2002, Managing Director since 2004, Vice President since 2000, and Associate Portfolio Manager of Thornburg Investment Management, Inc.	Not applicable

Christopher Ihlefeld, 36 Vice President since 2003	Managing Director since 2006 and Associate Portfolio Manager and Vice President since 2002 of Thornburg Investment Management, Inc.; Vice President of Limited Term Municipal Fund, Inc., 2003–2004.	Not applicable

Leon Sandersfeld, 40 Vice President since 2003	Associate of Thornburg Investment Management, Inc. since 2002; Senior Staff Accountant, Farm Bureau Life Insurance Co. to 2002.	Not applicable

Sasha Wilcoxon, 32 Vice President since 2003, Secretary since 2006	Mutual Fund Support Service Department Manager since 2002 and Associate of Thornburg Investment Management, Inc.	Not applicable

36	Certified Annual Report

TRUSTEE AND OFFICERS, CONTINUED
Thornburg Value Fund	September 30, 2006

Name, Age, Position Held with Fund Year Elected	Principal Occupation(s) During Past Five Years	Other Directorships Held by Trustee

Ed Maran, 48 Vice President since 2004	Co-Portfolio Manager since 2006, Vice President and Managing Director since 2005, and Associate Portfolio Manager since 2002 of Thornburg Investment Management, Inc.; Analyst, USAA 2001–2002.	Not applicable

Vinson Walden, 36 Vice President since 2004	Co-Portfolio Manager since 2006, Vice President and Managing Director since 2005, and Associate Portfolio Manager since 2002 of Thornburg Investment Management, Inc.; Associate Portfolio Manager, Ibis Management 2002–2004; Associate, Lehman Brothers to 2001.	Not applicable

Van Billops, 40 Vice President since 2006	Associate of Thornburg Investment Management, Inc.	Not applicable

Thomas Garcia, 35 Vice President since 2006	Vice President and Managing Director since 2004, and Associate Portfolio Manager of Thornburg Investment Management, Inc.	Not applicable

Lei Wang, 35 Vice President since 2006	Co-Portfolio Manager and Managing Director since 2006, and Associate Portfolio Manager since 2004 of Thornburg Investment Management, Inc.; Associate, Enso Capital Management, LLC 2002–2004; Associate, Deutsche Bank 2001–2002.	Not applicable

Connor Browne, 27 Vice President since 2006	Co-Portfolio Manager and Managing Director since 2006, and Associate Portfolio Manager since 2001 of Thornburg Investment Management, Inc.	Not applicable

(1)	Each person’s address is 119 East Marcy Street, Santa Fe, New Mexico 87501.

(2)	The Fund is one of twelve separate investment “Funds” or “series” of Thornburg Investment Trust (the “Trust”), which comprises the Thornburg mutual fund complex and is organized as a Massachusetts business trust. The Trust currently has twelve active Funds.Thornburg Investment Management, Inc. is the investment advisor to, and manages, the twelve Funds of the Trust. Each Trustee oversees the twelve Funds of the Trust.

(3)	Mr.Thornburg is considered an “interested” Trustee under the Investment Company Act of 1940 because he is a director and controlling shareholder of Thornburg Investment Management, Inc., the investment advisor to the twelve active Funds of the Trust, and is the sole director and controlling shareholder of Thornburg Securities Corporation, the distributor of shares for the Trust.

(4)	Each Trustee serves in office until the election and qualification of a successor.

(5)	Mr. McMahon is considered an “interested” Trustee because he is the president of Thornburg Investment Management, Inc.

(6)	The Trust’s president, secretary and treasurer each serve a one-year term or until the election and qualification of a successor; each other officer serves at the pleasure of the Trustees.

(7)	Assistant vice presidents, assistant secretaries and assistant treasurers are not shown.

The Statement of Additional Information for each Fund of the Trust includes additional information about the Trustees and is available, without charge and upon request, by calling 1-800-847-0200.

Certified Annual Report	37

OTHER INFORMATION
Thornburg Value Fund	September 30, 2006 (Unaudited)

PORTFOLIO PROXY VOTING

Policies and Procedures:

The Trust has delegated to Thornburg Investment Management, Inc. (the “Advisor”) voting decisions respecting proxies for the Fund’s voting securities. The Advisor makes voting decisions in accordance with its Proxy Voting Policy and Procedures. A description of the Policy and Procedures is available (i) without charge, upon request, by calling the Advisor toll-free at 1-800-847-0200, (ii) on the Thornburg website at www.thornburg.com, and (iii) on the Securities and Exchange Commission’s website at www.sec.gov.

Commencing August 31, 2004, information regarding how proxies were voted is available on or before August 31 of each year for the twelve months ending the preceding June 30. This information is available (i) without charge, upon request by calling the Advisor toll-free at 1-800-847-0200, (ii) on the Thornburg website at www.thornburg.com, and (iii) on the Securities and Exchange Commission’s website at www.sec.gov.

TAX INFORMATION

For the tax year ended September 30, 2006, the Thornburg Value Fund designates 100% of the dividends paid from tax basis net ordinary income as qualifying for the reduced rate under the Jobs and Growth Tax Relief and Reconciliation Act of 2003.

100% of the ordinary income distributions paid by the Fund (or the maximum amount allowed) for the year ended September 30, 2006 qualified for the corporate dividends received deduction.

The information and distributions reported herein may differ from the information and distributions taxable to the shareholders for the calendar year ending December 31, 2006. Complete information will be computed and reported in conjunction with your 2006 Form 1099-DIV.

AVAILABILITY OF QUARTERLY PORTFOLIO SCHEDULE

The Fund files with the Securities and Exchange Commission schedules of its portfolio holdings on Form N-Q for the first and third quarters of each fiscal year. The Fund’s Forms N-Q are available on the Commission’s website at www.sec.gov, or may be reviewed and copied at the Commission’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. The Fund also makes this information available on its website at www.thornburg.com/download or upon request by calling 1-800-847-0200.

TRUSTEES DELIBERATIONS RESPECTING RENEWAL OF INVESTMENT ADVISORY AGREEMENT

Thornburg Investment Management, Inc. (the “Advisor”) provides investment management services to Thornburg Value Fund pursuant to an investment advisory agreement. The Trustees consider the renewal of this agreement annually, and most recently determined to renew the agreement on September 12, 2006.

In connection with their general supervision of the Advisor, the Trustees receive and consider reports throughout the year from the Advisor respecting the Advisor’s management of the Fund’s investments. These reports include information about the Fund’s investment performance, purchase and sale of portfolio investments and explanations from the Advisor respecting investment selections, the investment performance of the Fund, general appraisals of industry and economic prospects and factors, and other matters affecting the Fund and relating to the Advisor’s performance of services for the Fund.

In anticipation of their recent consideration of the advisory agreement’s renewal, the independent Trustees met with representatives of the Advisor in July 2006 to discuss the Trustees’ evaluation of the Advisor’s performance and to specify the information the Advisor would present to the Trustees for their review. The independent Trustees thereafter met in independent session to consider various factors respecting the agreement’s renewal, and met in a subsequent session with the Advisor’s chief investment officer to present questions. Following these sessions, the Trustees met on September 12, 2006 to consider a renewal of the advisory agreement.

The information below summarizes certain factors considered by the Trustees in connection with the determination to renew the advisory agreement. In determining to renew the advisory agreement, the Trustees did not identify any single factor as controlling, and this summary does not describe all of the matters considered by the Trustees in making their determination.

Quality of Services; Fund Investment Performance. In evaluating the nature, extent and quality of services provided by the Advisor to the Fund, and in reviewing the Fund’s investment performance, the Trustees considered qualitative and quantitative information presented to the Trustees throughout the preceding year and in anticipation of their annual evaluation, including:

(i)	reports from portfolio management personnel respecting execution of portfolio investment strategies in prevailing market conditions;

(ii)	information respecting issuer, industry, market and economic developments;

(iii)	the Fund’s absolute investment performance and achievement of stated objectives;

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OTHER INFORMATION, CONTINUED
Thornburg Value Fund	September 30, 2006

(iv)	measures of the Fund’s investment performance over different periods of time relative to a category of mutual funds sharing certain comparable characteristics and selected by an independent mutual fund analyst firm, and relative to broad based securities indices; and

(v)	comparative measures of portfolio volatility, risk and return.

The Trustees also considered the Advisor’s staffing and other resources, the Advisor’s efforts to contain costs and expenses, the Advisor’s supervision of services provided to the Trust by third party service providers, the Advisor’s performance of administrative, accounting and other services, the Advisor’s adherence to compliance and regulatory requirements, the Advisor’s responsiveness to the Trustees, and other factors. The Trustees noted that the value of comparisons of the Fund’s investment performance to mutual fund categories may be limited in some degree because the Fund’s investment objective and strategies, as defined in its prospectuses, are unique or may vary from the methods for selecting the investments for other funds.

In conducting their evaluation, the Trustees observed that the Advisor had continued to faithfully pursue and achieve the Fund’s stated objectives, as demonstrated particularly by the Advisor’s selection of investments in accordance with the Fund’s stated strategies and the Fund’s investment returns. The Trustees also observed in conducting their evaluations the Fund’s superior investment performance in most periods relative to the performance of a recognized category of equity mutual funds having certain characteristics comparable to the Fund and selected by an independent mutual fund analyst firm, the Fund’s outperformance of two broad based securities indices over multiple periods, the Fund’s cumulative returns over extended periods and the Fund’s performance relative to comparative measures of risk.

The Trustees concluded, based upon these and other observations, that the Advisor had actively and competently pursued the Fund’s stated investment objectives in accordance with the Fund’s investment policies stated in its prospectuses. The Trustees further concluded that the investment performance of the Fund was satisfactory in the context of the Fund’s objectives and policies, and prevailing market conditions.

Fees and Expenses; Profitability of Advisor. In reviewing the fees charged by the Advisor to the Fund, the Trustees primarily considered the fees charged by the Advisor and the other expenses charged to the Fund in light of the nature and quality of services provided, comparison of the actual Advisor’s fee and Fund expenses to the statement of fees and expenses in the Fund’s prospectuses, comparisons of the Advisor’s fee and other Fund expenses to median and average fees and expenses charged to a grouping of equity mutual funds assembled by an independent mutual fund analyst firm, and comparisons of fees and expenses charged to the Fund with fees and expenses charged to other specific mutual funds. In addition, the Trustees considered the profitability of the Advisor compared to other investment management firms, and comparisons of the investment management fee rates charged by the Advisor to the Fund with rates charged to other clients of the Advisor and the differing types of services furnished to the Fund and the other clients. The Trustees noted that the management fee charged to the Fund was somewhat higher than the average and median fee rates charged to the grouping of mutual funds assembled by the mutual fund analyst firm, but that the overall expense ratio was comparable to the average and median expense ratios for the same fund group. The Trustees also observed in this regard the quality of the Advisor’s services and the investment performance of the Fund. The Trustees noted in their review that fee rates charged by the Advisor to other clients of the Advisor were not directly comparable to rates charged to the Fund principally because of the significant differences in the services provided.

The Trustees concluded, based upon these and other considerations, that the fees charged to the Fund by the Advisor were fair and reasonable in view of the services provided, the clear disclosure of these fees and expenses in the Fund’s prospectuses, the investment performance of the Fund, and comparison of fees and costs charged to the Fund to fees and expenses charged to other mutual funds. The Trustees further concluded that there was no indication that the Advisor’s profitability was unusual, viewed in the context of the services provided, the performance of the Fund, and the fees and profitability of other investment management firms.

Economies of Scale. In reviewing the extent to which economies of scale would be realized by the Fund as it grows and whether fee levels reflect economies of scale, the Trustees considered the breakpoint structure for advisory fees chargeable to the Fund, the demonstrated economies of scale enjoyed by the Fund and other Funds of the Trust as they had grown in size, and economies of scale realized by other mutual funds. The Trustees concluded that the Fund has realized and may reasonably be expected to realize further economies of scale for the benefit of its shareholders as it grows in size.

Ancillary Benefits to Advisor. In reviewing benefits enjoyed by the Advisor because of its relationship with the Fund, the Trustees considered the Advisor’s receipt of certain research services, favorable publicity received by the Advisor because of the superior investment performance of certain Funds of the Trust, and the benefits to the Fund from the Advisor’s expansion of its staffing and other resources to serve a broader variety of investment clients. The Trustees concluded, based upon these and other considerations, that there was no unusual or unfair benefit enjoyed by the Advisor, and that the Fund enjoyed benefits by virtue of the Advisor’s engagement by other investment clients.

Certified Annual Report	39

Trustees’ Statement to Shareholders

Not part of the Certified Annual Report

February 8, 2005

The Trustees are concerned that recent commentaries and opinions reported in the media may confuse investors in general as to the supervisory duties of trustees of mutual funds and, in particular, leave Thornburg Investment Trust shareholders uncertain regarding how we discharge our responsibilities in supervising the Funds’ investment advisor and in reviewing the advisor’s contract for renewal. We decided to spell out clearly three principal guidelines that we follow in supervising the Trust’s investment advisor on your behalf.

We begin with the premise that each shareholder selected his or her Fund because its investments are managed by the investment advisor identified in the prospectus and in accordance with the objective and policies described in the prospectus. We realize, as each of you do, that if you believe that your Fund’s stated objective and policies no longer serve your personal investment goals, you can sell your shares and leave the Fund.

Therefore, we believe that our primary supervisory task – our principal obligation to you – is to assess the nature and quality of the advisor’s services, and to confirm that the advisor actively and competently pursues the Fund’s objective, in accordance with the policies set out in the prospectus. To do this, we meet regularly with management to review your Fund’s portfolio and to discuss the advisor’s specific actions and judgments in pursuing the Fund’s objective. We do not substitute our own judgment for the advisor’s decisions in selecting investments; the advisor is paid to exercise its informed judgment on investment decisions, and we seek to confirm, in reviewing the advisor’s performance, that the advisor is doing just that.

Second, while we are conscious of costs and the effect that costs have on shareholders’ returns, we do not seek the lowest fees or expense ratio as our sole or primary objective. We try to make sure that your Fund’s fees and costs are reasonable in relationship to the services rendered and that they are generally in line with those charged by other expert investment advisors, consistent with our belief that the Fund’s investors searched for and expect that expertise and attention and have decided to pay a reasonable price for it. We do not put the management contract “out to bid” as a matter of course, and we would not do so unless we had concluded that the advisor materially had failed to pursue the Fund’s objectives in accordance with its policies, or for other equally important reasons. We believe that any other approach would be inconsistent with your interests and contrary to your expectations when you bought shares of the Fund in the first place.

Finally, because we believe that most Thornburg Fund shareholders have invested with a long-term perspective, we try not to focus too much on the fashions of the moment and on short-term performance. The market will not favor any specific investment objective or set of policies at all times and under all economic circumstances. A fund will experience periods of both high and low returns relative to other funds and other investments. Even if one of our Funds is not favored by the market at a particular time, we believe that the advisor is nonetheless obliged to remain true to the Fund’s objective and policies, and we watch to see that it does so.

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Planning Options

Retirement and Education Accounts

Thornburg Investment Management offers retirement and education savings accounts that can help you meet a variety of planning challenges. For account applications or further information on any of the accounts below, please call 1-800-847-0200 or go to www.thornburg.com/ira. Your financial advisor can help you determine which plan is right for you.

Individual Retirement Accounts

Individual Retirement Accounts (IRAs) provide a tax-advantaged means to save money for the future. For a detailed outline of the difference between retirement accounts, see www.thornburg.com/ira. Rollovers are available. Call 1-800-847-0200 for more information.

Traditional IRAs – Contributions to Traditional IRAs are tax deductible for eligible individuals, and withdrawals are taxed as additional ordinary income. You may contribute to an IRA if you receive compensation and are under 70 1/2, even if you are covered by an employer retirement plan.

Roth IRAs – Under a Roth IRA, there is no tax deduction for contributions, but there is no income tax on qualified withdrawals. For a more detailed comparison of Traditional and Roth IRAs, please see our web site at www.thornburg.com/ira.

SEP IRAs – Simplified Employee Pension (SEP) IRAs are established by employers. The employer is allowed a tax deduction for contributions made to the SEP Plan and makes contributions to each eligible employee’s SEP IRA on a discretionary basis.

SIMPLE IRAs – Savings Incentive Match Plan for Employees of Small Employers (SIMPLE) is designed to give small business owners a simplified method to establish and contribute to a retirement plan for employees. The employer is allowed a tax deduction for contributions and makes either matching or non-elective contributions to each eligible employee’s SIMPLE IRA. Employees may make salary deferral contributions.

403(b)

A special, tax-advantaged savings vehicle available only to employees of 501(c)(3) organizations, such as charitable, educational, scientific and religious organizations. 403(b) plans are also available to employees of public schools and universities.

Coverdell Education Savings Account

These savings accounts are designed to provide a way to save money for higher education expenses. In an Education Savings Account, earnings and interest grow tax free, and qualified withdrawals used to pay for eligible higher-education expenses are tax- and penalty-free.

Funds Available

The following funds are available in the accounts listed above:

•	Thornburg International Value Fund

•	Thornburg Value Fund

•	Thornburg Core Growth Fund

•	Thornburg Investment Income Builder Fund

•	Thornburg Global Opportunities Fund

•	Thornburg Limited Term U.S. Government Fund

•	Thornburg Limited Term Income Fund

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The Firm

Thornburg Investment Management® is a privately held investment management company based in Santa Fe, New Mexico with assets under management of over $27 billion. Founded in 1982, the firm manages five equity funds, seven bond funds, and separate portfolios for select institutions and individuals.

Investment Philosophy

We seek to preserve and increase the real wealth of the Funds’ shareholders after accounting for inflation, taxes, and investment expenses. We’ re committed to disciplined investing and controlling risk in all market environments through laddered bond and focused equity portfolios.

Portfolio Holdings Disclosure

We believe you should know about your portfolio. Our web site keeps investors informed of the Funds’ equity holdings. Go to www.thornburg.com/funds for commentary on our equity fund holdings.

Co-Ownership of Funds

We invest side-by-side with the Funds’ shareholders. Our employees have invested over $130 million in Thornburg Funds.

Investment Manager:	Distributor:

119 East Marcy Street Santa Fe, New Mexico 87501 800.847.0200	119 East Marcy Street Santa Fe, New Mexico 87501 800.847.0200

Thornburg Value Fund

The Value of Experience

The Fund seeks long-term capital appreciation by investing in equity and debt securities of all types. As a secondary consideration, the Fund also seeks some current income.

The portfolio is diversified to include basic value stocks, but also includes stocks of companies with consistent earnings characteristics and those of emerging franchises, when, in our opinion, these issues are value priced.

Thornburg Bond Funds

•	Thornburg Limited Term Municipal Fund

•	Thornburg Intermediate Municipal Fund

•	Thornburg California Limited Term Municipal Fund

•	Thornburg New Mexico Intermediate Municipal Fund

•	Thornburg New York Intermediate Municipal Fund

•	Thornburg Limited Term U.S. Government Fund

•	Thornburg Limited Term Income Fund

Thornburg invests in short- and intermediate-term investment grade bonds. We ladder the maturities of individual bonds in the portfolios to moderate risk. Laddering involves building a portfolio of bonds with staggered maturities so that a portion of the portfolio will mature each year. We apply this disciplined process in all interest rate environments.

Thornburg Equity Funds

•	Thornburg Value Fund

•	Thornburg International Value Fund

•	Thornburg Core Growth Fund

•	Thornburg Investment Income Builder Fund

•	Thornburg Global Opportunities Fund

Thornburg’s equity research uses a fundamental, yet comprehensive, analytical approach. We invest when and where we perceive compelling value. Thornburg equity funds focus on a limited number of securities so that each holding can impact performance. The equity team searches for firms believed to have a promising future and seeks to buy shares of those companies at a discount to their intrinsic value.

More information at www.thornburg.com

Reduce paper clutter. Receive your shareholder reports and prospectus online instead of through traditional mail. Sign up at www.thornburg.com/edelivery

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Message from the Chairman

Garrett Thornburg Chairman & CEO

November 10, 2006

Dear Fellow Shareholder:

Thornburg Investment Management has a clear mission: to preserve and increase the real wealth of our shareholders. We seek to accomplish this through a range of equity funds that redefine traditional measures of value and growth and through a family of laddered bond funds that focus on quality, stability and minimizing risk over time.

Confirming our strategy, all Thornburg equity funds are highly ranked within their respective categories over the long term.

The Thornburg equity funds employ a comprehensive approach, which is more inclusive than the traditional deep value or high growth approach to stock selection. You can read much more about the stocks in your Fund’s portfolio, and all Thornburg equity funds, at our web site, www.thornburg.com/funds.

During this decade, the average dividend yield paid by equity and hybrid mutual funds has dipped well below 1%. We established Thornburg Investment Income Builder Fund in late 2002 to be clearly different from other equity/hybrid funds by paying attractive dividends today, with a further goal of increasing these in the future. Our record to date shows clear success in achieving each aspect of this mission.

On the bond side, we have always had a highly disciplined approach of laddering short-and intermediate-bond maturities, seeking to provide both an attractive return and relative stability of principal.

An exciting event occurred recently, Thornburg Investment Management is the first U.S. investment manager to complete the independent certification process and receive the CEFEX Certification for Fiduciary Excellence. The Centre for Fiduciary Excellence (CEFEX) is an independent rating and certification organization, providing comprehensive assessments that measure risk and trustworthiness of investment fiduciaries. We are proud to have received certificate #1 from CEFEX for investment managers.

Thank you for investing with us. We will do our best to continue to earn your trust every day.

Sincerely,

Garrett Thornburg Chairman & CEO

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Important Information

The information presented on the following pages was current as of September 30, 2006. The managers’ views, portfolio holdings, and sector diversification are historical and subject to change. This material should not be deemed a recommendation to buy or sell any of the securities mentioned.

Shares in the Fund carry risks including possible loss of principal. There are special risks associated with international investing, including currency fluctuations, government regulation, political developments, and differences in liquidity. Additionally, the Fund invests a portion of the assets in small capitalization companies which may increase the risk of greater price fluctuations. Funds invested in a limited number of holdings may expose an investor to greater volatility. Shares in the Fund are not deposits or obligations of, or guaranteed or endorsed by, any bank, the Federal Deposit Insurance Corporation, the Federal Reserve Board, or any government agency. There is no guarantee that the Fund will meet its investment objectives.

Minimum investments for Class I shares are higher than those for other classes.

Glossary

Standard & Poor’s 500 Stock Index (S&P 500) – An index consisting of 500 stocks chosen for market size, liquidity and industry grouping, among other factors. The S&P 500 is designed to be a leading indicator of U.S. equities and is meant to reflect the risk/return characteristics of the large-cap universe. Unless otherwise noted, index returns do not reflect fees, brokerage commissions or other expenses of investing. Investors may not make direct investments into any index.

Beta – A measure of market-related risk. Less than one means the portfolio is less volatile than the index, while greater than one indicates more volatility than the index.

Median Market Capitalization – Market capitalization (market cap) is the total value of a company’s stock, calculated by multiplying the number of outstanding common shares by the current share price. The company whose market cap is in the middle of the portfolio is the median market cap. Half the companies in the portfolio have values greater than the median and half have values that are less. If there is an even number of companies, then the median is the average of the two companies in the middle.

Price to Book Value (P/B) – A ratio used to compare a stock’s market value to its book value. It is calculated by dividing the current closing price of the stock by the latest quarter’s book value (book value is simply assets minus liabilities).

Price to Cash Flow Ratio – A measure of the market’s expectations of a firm’s future financial health. It is calculated by dividing the price per share by cash flow per share.

Price to Earnings Ratio (P/E) – A valuation ratio of a company’s current share price compared to its per-share earnings. P/E equals a company’s market value per share divided by earnings per share.

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Thornburg Value Fund

Promising Companies at a Discount

Investing is an art. It is also a science. It requires vision and precision – the vision to recognize opportunity and the precision to use that opportunity to achieve a specific goal.

The greatest success comes to those who strike a balance between the two.

Thornburg Value Fund strikes such a balance.

The Fund seeks to find promising companies at a discount price. It differs from many other value funds in two key ways. First, it focuses on a limited number of stocks; and second, it takes a more comprehensive approach to value investing. This unique strategy has provided positive returns for shareholders who have been invested since the Fund’s inception in 1995, and earned co-portfolio manager Bill Fries many awards over the Fund’s eleven-year history.

Fries’ unassuming and quiet demeanor belies his fierce determination to recognize value and harness it for his shareholders. He brings more than thirty years of investment experience to the process. He also brings a commitment to fundamental, hands-on research. He and co-portfolio managers Connor Browne and Ed Maran are dedicated to a collaborative approach in identifying and analyzing investment ideas. They scour the U.S. to find the country’s most promising companies at a discount to intrinsic value. The investment team is, in Fries’ words, “in continuous session.” Everybody’s idea is important. Combining “promise and discount” is the team’s mantra for stock selection.

In managing the Thornburg Value Fund, the portfolio management team takes a conservative, bottom-up approach to stock selection. The Fund is not predisposed to a geographical region, industry, or industry sector. And, it recognizes no “false gods.” Fries, Browne, and Maran use a combination of proprietary screens, financial analysis, collaborative research, and on-site company visits to gauge the intrinsic value of a company and to estimate its potential for future earnings growth. Their current goal is to maintain a portfolio of 45–55 companies diversified by sector, industry, market capitalization, and economic sensitivity.

Because of the limited number of stocks in the portfolio, every holding counts. Once a company has survived the team’s initial screens, the managers then expand their analysis of what is behind its revenue and cash-generating model. And they take the time to get to know the company, its people and its corporate culture. At the time of purchase, the managers set 12–18 month price targets for each stock. They review those targets as the fundamentals of the stocks change during the course of ownership.

The bottom line? By engendering a wide-open, collegial environment, information flows freely and the Fund benefits from the best of the team’s thinking. And because the Fund’s advisor, Thornburg Investment Management®, is located in Santa Fe, New Mexico, we believe the portfolio team avoids the tendency to be trapped by Wall Street’s “pack” instinct. While they have access to the best of Wall Street’s analysis, they are not ruled by it. Their distance from the herd serves to fortify independent and objective thinking.

Being diversified in multiple ways, the Fund is able to take advantage of a broad array of opportunities in multiple sectors. These sectors do not all move in sync. When one is up, often another is down. Losses in one may be offset by gains in another. Limiting the number of companies in the portfolio and employing a rigorous sell discipline has enabled the Thornburg team to strike a balance between risk and reward.

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Portfolio Overview

Thornburg Value Fund

IMPORTANT PERFORMANCE INFORMATION

Performance data quoted represents past performance and does not guarantee future results. Investment return and principal value will fluctuate so that upon redemption, an investor’s shares may be worth more or less than their original cost. Current performance may be lower or higher than the data quoted. For performance data current to the most recent month end, visit www.thornburg.com.

There is no up-front sales charge for Class I shares. Class I shares are subject to a 1% 30-day redemption fee.

MANAGEMENT TEAM

Front row, L to R: Wendy Trevisani, Bill Fries, Brad Kinkelaar, and Brian McMahon. Back row, L to R: Lei Wang, Connor Browne, Ed Maran,Vin Walden, Thomas Garcia, and Lewis Kaufman.

KEY PORTFOLIO ATTRIBUTES

Portfolio P/E Trailing 12-months*	15.5x
Portfolio Price to Cash Flow*	11.0x
Portfolio Price to Book Value*	2.9x
Median Market Cap*	$25.8 B
3-Year Beta (Thornburg vs. S&P 500)*	1.05
Holdings	46

*	Source: FactSet

For the fiscal year ended September 30, 2006, the Class I shares of the Thornburg Value Fund returned 16.10%, compared to a return of 10.78% for the S&P 500 Index. Once again, holdings in a variety of industries contributed to performance. The Fund’s good performance was primarily attributable to contributions from individual stock selection as elaborated below.

For the second consecutive year, a number of telecommunications stocks held by the Fund were performance leaders. As in 2005, NII Holdings Inc. was a top performer. While headquartered in the U.S., NII’s business is primarily in Mexico, Brazil and other Latin American countries where it provides mobile telecommunications service with the same push-to-talk feature pioneered in the U.S. by Nextel. Cell phone penetration in the areas where NII operates is low, which would suggest further green pastures for the company. Another holding, American Tower Corp., is also benefiting from the growing demand for mobile communications services. As a leading provider of tower space for cellular antennas, the business has characteristics that are similar to the rental of real estate. In this case, it is space on the tower, rather than property, which is being rented. As American Tower adds new tenants at a tower location, revenues increase, but costs usually do not. Level 3 Communications Inc., a provider of network capacity for internet traffic, contributed both income and capital appreciation. The company’s long-held bonds have been a productive investment. Level 3’s equity was recently added to the portfolio as well.

Energy holdings were also significant contributors to performance. As energy companies invested in future production, our holding Schlumberger Ltd. was ideally positioned. A global leader in services used in both the exploration and production of oil, Schlumberger was one of the most obvious beneficiaries of oil industry affluence.

AVERAGE ANNUAL TOTAL RETURNS*

FOR PERIODS ENDED SEPTEMBER 30, 2006

	YTD	1 Yr	3 Yrs	5 Yrs	Since Inception
I Shares (Incep: 11/2/98)	12.99%	16.10%	14.01%	8.63%	8.83%
S&P 500 Index (Since: 11/2/98)	8.52%	10.78%	12.29%	6.96%	4.11%

*	Periods under one year are not annualized.

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Despite the impact of higher energy prices on the overall economy, a number of consumer related stocks did very well. Among these were Abercrombie & Fitch Co., an apparel retailer that we purchased as the stock sold off during a period of anxiety last summer; Las Vegas Sands Corp., which operates the Venetian and other venues in Las Vegas, Nevada and is now being recognized for the potential value of its gaming property developments in Macau and Singapore; DIRECTV Group Inc. and Comcast Corp., both media and entertainment stocks that rebounded from modest valuations in prior periods and gained recognition for their attractive annuity-like subscription revenue streams.

Stocks from a number of other industries contributed to performance, including: Oracle Corp., a leading enterprise software provider, which rose sharply on signs that its acquisition spree of a few years ago is beginning to pay off; Southern Copper Corp., added to the Fund in late 2005, which benefited from a rise in copper prices; and Goldman Sachs, the highly reputed financial services leader.

As always, a few of our investments did not perform as expected. Among these were XM Satellite Radio Holdings Inc., which did not sustain subscriber growth at the levels we had anticipated. As the investment thesis was not unfolding as anticipated, XM was sold. Other stocks that detracted from performance and were sold from the portfolio include American Greetings Corp. and Juniper Networks. A few new additions to the Fund also hampered performance, including JetBlue Airways Corp., Dell Inc. and Chunghwa Telecom Co. Ltd. JetBlue sold off as revenue growth projections were below general expectations, Dell weakened on diminished effectiveness of its long standing direct sales model, and Chunghwa Telecom was temporarily depressed pending a sale of shares by the Taiwan government. We remain hopeful about the longer-term prospects for these companies.

While we continually tune our investment process to accommodate the evolving challenges in the investment environment, the philosophy underpinning the Fund remains unchanged – to provide superior, risk-adjusted investment returns by holding a diversified portfolio of what we believe to be fundamentally sound equity investments.

STOCKS CONTRIBUTING AND DETRACTING

FOR YEAR ENDED 9/30/06

Top Contributors	Top Detractors
NII Holdings, Inc.	XM Satellite Radio Holdings, Inc.
Oracle Corp.	American Greetings Corp.
Schlumberger Ltd.	Dell, Inc.
Las Vegas Sands Corp.	JetBlue Airways Corp.
American Tower Corp.	Juniper Networks

Source: Thomson Portfolio Analytics

MARKET CAPITALIZATION EXPOSURE

As of 9/30/06

TOP TEN HOLDINGS

As of 9/30/06

Level 3 Communications, Inc.	6.0%
NII Holdings, Inc.	3.3%
Exxon Mobil Corp.	3.2%
Microsoft Corp.	3.2%
Oracle Corp.	3.0%
American International Group, Inc.	3.0%
General Electric Co.	2.9%
Citigroup, Inc.	2.9%
Pfizer, Inc.	2.9%
American Tower Corp.	2.8%

TOP TEN INDUSTRIES

As of 9/30/06

Telecommunication Services	14.6%
Energy	10.5%
Software & Services	9.5%
Health Care Equipment & Services	9.4%
Diversified Financials	7.7%
Technology Hardware & Equipment	5.4%
Pharmaceuticals & Biotechnology	4.9%
Banks	4.7%
Retailing	4.6%
Materials	4.6%

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8    This page is not part of the Annual Report.

Thornburg Value Fund

I Shares – September 30, 2006

This report is certified under the Sarbanes-Oxley Act of 2002, which requires that public companies, including mutual funds, affirm that the information provided in their annual and semiannual shareholder reports fully and fairly represents their financial position.

Certified Annual Report    9

Letter to Shareholders

William V. Fries, CFA Co-Portfolio Manager Connor Browne, CFA Co-Portfolio Manager Edward E. Maran, CFA Co-Portfolio Manager

October 20, 2006

Dear Shareholder:

The fiscal year ended September 30, 2006 was another good year for our Fund. The net asset value of the Class I shares on September 30 was $38.11, a record high at the time. One year ago the net asset value per share was $33.23. For the current period, the Fund’s Class I shares had a total return of 16.10%, compared with 10.78% for the S&P 500 Index. For details on performance by share class please refer to the performance summary on page 29.

We are pleased with the performance during the current fiscal year, as well as the longer-term record. On October 2, 2005, we celebrated the 10th anniversary of the Value Fund’s launch. For the period ended September 30th, the Fund’s A shares returned 13.30% annually since inception to its original investors. This compares favorably to the 9.65% return of the S&P 500 over the same period. This performance includes a range of market cycles encompassing a technology bubble and subsequent contraction. While we have been fortunate to perform well in more ebullient markets, we are also satisfied with the performance we recorded during the challenging market periods.

The volatile price of crude oil has been among the most prominent economic issues of the past year. In the aftermath of hurricane Katrina and amidst continuing strife in the Middle East, oil prices have remained above $60 per barrel for a good part of the year, reaching an all-time high of $78 per barrel in July. As a result, oil company profits rose and consumers’ disposable income declined. Within our portfolio, this both contributed to performance and created opportunity. Our oil company holdings reported record earnings, modestly higher dividends, and continued share buybacks, yet still had the funding for necessary production investments. Energy prices have been moving lower, recently, which is an overall benefit for markets and most stocks. While energy company earnings and cash flows may be negatively impacted, we remain comfortable with the merits of our specific energy holdings and their valuations. At the same time, we are fully cognizant of the potential impact of lower oil prices on sentiment for these stocks. We do not expect oil prices to retrace the upward thrust of the last few years as long as global economic growth continues at a sustainable pace.

Generally speaking, technology stocks have been out of favor since the bubble period of 2000. Over the last year, some of these issues have begun to enjoy better business fundamentals, which has been reflected in their stock price performance. A portion of the Fund’s good performance in the current fiscal year has come from technology issues that have regained their footing and now appear to be enjoying a continued, strong operating environment.

10    Certified Annual Report

As we look to the year ahead, there is no less uncertainty than in past years. The War in Iraq drags on; nuclear proliferation is underway, despite treaty terms; and both recession and inflation remain legitimate worries. Nonetheless, the core drivers of stock prices – earnings progress and interest rates – remain positive. Improved corporate governance and discipline, relating to both capital allocation and cost containment, seem to be playing a supporting role. Economic expansion on a global basis continues unabated.

On February 1, 2006 Connor Browne and Ed Maran were promoted to co-portfolio managers of the Thornburg Value Fund. Both have contributed to the Fund’s past success and bring a range of experience to the Fund’s management. The promotions of Connor and Ed enhance our decision making process and improve the prospects of the Fund’s continued success.

Thank you for your trust and confidence over the past year. In the period ahead, each of us remains dedicated to finding investments that can help you achieve your goal of long-term capital appreciation. You can review descriptions of many of the stocks in your portfolio at your leisure by going to our web site, www.thornburg.com/funds.

Sincerely,

William V. Fries, CFA	Connor Browne, CFA	Edward E. Maran, CFA
Co-Portfolio Manager	Co-Portfolio Manager	Co-Portfolio Manager
Managing Director	Managing Director	Managing Director

The matters discussed in this report may constitute forward-looking statements made pursuant to the safe harbor provisions of the Securities Litigation Reform Act of 1995. These include any advisor or portfolio manager prediction, assessment, analysis or outlook for individual securities, industries, investment styles, market sectors and/or markets. These statements involve risks and uncertainties. In addition to the general risks described for each fund in its current prospectus, other factors bearing on these reports include the accuracy of the advisor’s or portfolio manager’s forecasts and predictions, the appropriateness of the investment strategies designed by the advisor or portfolio manager, and the ability of the advisor or portfolio manager to implement their strategies efficiently and successfully. Any one or more of these factors, as well as other risks affecting the securities markets generally, could cause the actual results of any fund to differ materially as compared to its benchmarks.

Certified Annual Report    11

STATEMENT OF ASSETS AND LIABILITIES

Thornburg Value Fund	September 30, 2006

ASSETS
Investments at value (cost $2,456,235,681)	$2,843,079,062
Cash	1,291,185
Receivable for fund shares sold	12,302,355
Dividends receivable	2,637,282
Interest receivable	477,717
Prepaid expenses and other assets	56,166

Total Assets	2,859,843,767

LIABILITIES
Payable for securities purchased	11,954,059
Payable for fund shares redeemed	2,461,827
Payable to investment advisor and other affiliates (Note 3)	2,639,585
Accounts payable and accrued expenses	480,404

Total Liabilities	17,535,875

NET ASSETS	$2,842,307,892

NET ASSETS CONSIST OF:
Undistributed net investment income	$3,003,948
Net unrealized appreciation on investments	386,817,974
Accumulated net realized gain (loss)	93,192,697
Net capital paid in on shares of beneficial interest	2,359,293,273

$2,842,307,892

12    Certified Annual Report

STATEMENT OF ASSETS AND LIABILITIES, CONTINUED

Thornburg Value Fund	September 30, 2006

NET ASSET VALUE:
Class A Shares:
Net asset value and redemption price per share ($1,121,719,914 applicable to 29,840,898 shares of beneficial interest outstanding - Note 4)	$37.59
Maximum sales charge, 4.50% of offering price	1.77

Maximum offering price per share	$39.36

Class B Shares:
Net asset value and offering price per share * ($96,587,297 applicable to 2,670,135 shares of beneficial interest outstanding - Note 4)	$36.17

Class C Shares:
Net asset value and offering price per share * ($490,399,436 applicable to 13,417,565 shares of beneficial interest outstanding - Note 4)	$36.55

Class I Shares:
Net asset value, offering and redemption price per share ($1,074,491,842 applicable to 28,196,213 shares of beneficial interest outstanding - Note 4)	$38.11

Class R1 Shares:
Net asset value, offering and redemption price per share ($48,626,598 applicable to 1,299,181 shares of beneficial interest outstanding - Note 4)	$37.43

Class R5 Shares:
Net asset value, offering and redemption price per share ($10,482,805 applicable to 275,192 shares of beneficial interest outstanding Note 4)	$38.09

*	Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

See notes to financial statements.

Certified Annual Report    13

STATEMENT OF OPERATIONS

Thornburg Value Fund	Year Ended September 30, 2006

INVESTMENT INCOME:
Dividend income (net of foreign taxes withheld of $794,813)	$37,099,767
Interest income	17,968,341

Total Income	55,068,108

EXPENSES:
Investment advisory fees (Note 3)	18,077,940
Administration fees (Note 3)
Class A Shares	1,274,374
Class B Shares	116,169
Class C Shares	576,485
Class I Shares	354,335
Class R1 Shares	31,016
Class R5 Shares	648
Distribution and service fees (Note 3)
Class A Shares	2,546,531
Class B Shares	929,665
Class C Shares	4,610,819
Class R1 Shares	124,768
Transfer agent fees
Class A Shares	1,359,825
Class B Shares	157,832
Class C Shares	590,040
Class I Shares	539,047
Class R1 Shares	41,722
Class R5 Shares	12,847
Registration and filing fees
Class A Shares	36,778
Class B Shares	15,680
Class C Shares	17,516
Class I Shares	113,062
Class R1 Shares	14,726
Class R5 Shares	17,924
Custodian fees (Note 3)	487,236
Professional fees	126,672
Accounting fees	166,035
Trustee fees	56,840
Other expenses	362,328

Total Expenses	32,758,860
Less:
Expenses reimbursed by investment advisor (Note 3)	(111,506)
Fees paid indirectly (Note 3)	(122,036)

Net Expenses	32,525,318

Net Investment Income	$22,542,790

14    Certified Annual Report

STATEMENT OF OPERATIONS, CONTINUED

Thornburg Value Fund	Year Ended September 30, 2006

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) on:
Investments sold	$110,266,198
Foreign currency transactions	(219,350)

110,046,848

Net change in unrealized appreciation (depreciation) on:
Investments	208,833,783
Foreign currency translations	(10,135)

208,823,648

Net Realized and Unrealized Gain	318,870,496

Net Increase in Net Assets Resulting From Operations	$341,413,286

See notes to financial statements.

Certified Annual Report    15

STATEMENTS OF CHANGES IN NET ASSETS

Thornburg Value Fund

	Year Ended September 30, 2006	Year Ended September 30, 2005
INCREASE (DECREASE) IN NET ASSETS FROM:

OPERATIONS:
Net investment income	$22,542,790	$19,094,717
Net realized gain on investments and foreign currency transactions	110,046,848	255,644,685
Increase (Decrease) in unrealized appreciation (depreciation) on investments and foreign currency translation	208,823,648	57,921,767

Net Increase (Decrease) in Net Assets Resulting from Operations	341,413,286	332,661,169

DIVIDENDS TO SHAREHOLDERS:
From net investment income
Class A Shares	(9,041,451)	(9,628,160)
Class B Shares	(208,210)	(253,266)
Class C Shares	(1,136,901)	(1,270,882)
Class I Shares	(10,091,399)	(5,577,033)
Class R1 Shares	(308,217)	(76,812)
Class R5 Shares	(49,565)	(246)

FUND SHARE TRANSACTIONS (NOTE 4):
Class A Shares	8,192,636	(280,665,531)
Class B Shares	(8,432,486)	(15,317,740)
Class C Shares	(19,010,765)	(99,126,047)
Class I Shares	516,880,753	16,018,891
Class R1 Shares	33,144,127	4,801,953
Class R5 Shares	10,020,743	29,098

Net Increase (Decrease) in Net Assets	861,372,551	(58,404,606)

NET ASSETS:
Beginning of year	1,980,935,341	2,039,339,947

End of year	$2,842,307,892	$1,980,935,341

Undistributed net investment income	$3,003,948	$1,516,251

See notes to financial statements.

16    Certified Annual Report

NOTES TO FINANCIAL STATEMENTS

Thornburg Value Fund	September 30, 2006

NOTE 1 – ORGANIZATION

Thornburg Value Fund, hereinafter referred to as the “Fund,” is a diversified series of Thornburg Investment Trust (the “Trust”). The Trust is organized as a Massachusetts business trust under a Declaration of Trust dated June 3, 1987 and is registered as a diversified, open-end management investment company under the Investment Company Act of 1940, as amended. The Trust is currently issuing eleven series of shares of beneficial interest in addition to those of the Fund: Thornburg Limited Term Municipal Fund, Thornburg California Limited Term Municipal Fund, Thornburg Limited Term U.S. Government Fund, Thornburg New Mexico Intermediate Municipal Fund, Thornburg Intermediate Municipal Fund, Thornburg Limited Term Income Fund, Thornburg International Value Fund, Thornburg Core Growth Fund, Thornburg New York Intermediate Municipal Fund, Thornburg Investment Income Builder Fund, and Thornburg Global Opportunities Fund. Each series is considered to be a separate entity for financial reporting and tax purposes and bears expenses directly attributable to it. The Fund seeks long-term capital appreciation by investing primarily in domestic equity securities selected on a value basis.

The Fund currently offers six classes of shares of beneficial interest: Class A, Class B, Class C, Institutional Class (Class I), and Retirement Classes (Class R1 and Class R5). Each class of shares of a Fund represents an interest in the same portfolio of investments of the Fund, except that (i) Class A shares are sold subject to a front-end sales charge collected at the time the shares are purchased and bear a service fee, (ii) Class B shares are sold at net asset value without a sales charge at the time of purchase, but are subject to a contingent deferred sales charge upon redemption and bear both a service fee and distribution fee, (iii) Class C shares are sold at net asset value without a sales charge at the time of purchase, but are subject to a contingent deferred sales charge upon redemption within one year, and bear a service fee and a distribution fee, (iv) Class I shares are sold at net asset value without a sales charge at the time of purchase, (v) Class R1 shares are sold at net asset value without a sales charge at the time of purchase, but bear both a service fee and distribution fee, (vi) Class R5 shares are sold at net asset value without a sales charge at the time of purchase, and (vii) the respective classes may have different reinvestment privileges and conversion rights. Additionally, the Fund may allocate among its classes certain expenses, to the extent allowable to specific classes, including transfer agent fees, government registration fees, certain printing and postage costs, and administrative and legal expenses. Currently, class specific expenses of the Fund are limited to service and distribution fees, administration fees and certain registration and transfer agent expenses. Class B shares of the Fund outstanding for eight years will convert to Class A shares of the Fund.

NOTE 2 – SIGNIFICANT ACCOUNTING POLICIES

Significant accounting policies of the Trust are as follows:

Valuation of Securities: Investments are stated at value based on latest sales prices, normally at 4:00 pm EST reported on national securities exchanges on the last business day of the period. Investments for which no sale is reported are valued at the mean between bid and asked prices or in accordance with such other method as the Trustees may authorize. In any case where a market quotation is not readily available, the Trust’s valuation and pricing committee determines a fair value for the investment using factors approved by the Trustees. Short term obligations having remaining maturities of 60 days or less are valued at amortized cost, which approximates market value.

Foreign Currency Translation: Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the exchange rate of such currencies against the U.S. dollar on the date of valuation. Purchases and sales of securities and income items denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the translation date. When the Fund purchases or sells foreign securities it will customarily enter into a foreign exchange contract to minimize foreign exchange risk from the trade date to the settlement date of such transactions.

The Fund does not separately report the effect of changes in foreign exchange rates from changes in market prices on securities held. Such changes are included in net realized and unrealized gain or loss from investments.

Reported net realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund’s books, and the U.S. dollar equivalent of the amounts actually received or paid.

Net unrealized foreign exchange gains and losses arise from changes in the fair value of assets and liabilities, other than investments in securities at fiscal period end, resulting from changes in exchange rates.

Federal Income Taxes: It is the policy of the Trust to comply with the provisions of the Internal Revenue Code applicable to “regulated investment companies” and to distribute all taxable income, including any net realized gain on investments of the Fund to the shareholders. Therefore, no provision for Federal income taxes is required.

When-Issued and Delayed Delivery Transactions: The Trust may engage in when-issued or delayed delivery transactions. To the extent the Trust engages in such transactions, it will do so for the purpose of acquiring portfolio securities consistent with the Fund’s investment objectives and not for the purpose of investment leverage or to speculate on interest rate and or market changes. At the time the Trust makes a commitment to purchase a security on a when-issued basis, the Fund will record the transaction and reflect the value in determining its net asset

Certified Annual Report    17

NOTES TO FINANCIAL STATEMENTS, CONTINUED

Thornburg Value Fund	September 30, 2006

value. When effecting such transactions, assets of an amount sufficient to make payment for the portfolio securities to be purchased will be segregated on the Fund’s records on the trade date. Securities purchased on a when-issued or delayed delivery basis do not earn interest until the settlement date.

Dividends: Dividends to shareholders are generally paid quarterly and are reinvested in additional shares of the Fund at net asset value per share at the close of business on the dividend payment date or, at the shareholder’s option, paid in cash. Net realized capital gains, to the extent available, will be distributed at least annually. Distributions to shareholders are based on income tax regulations and therefore, their characteristics may differ for financial statement and tax purposes.

General: Securities transactions are accounted for on a trade date basis. Interest income is accrued as earned and dividend income is recorded on the ex-dividend date. Certain income from foreign securities is recognized as soon as information is available to the Fund. Realized gains and losses from the sale of securities are recorded on an identified cost basis. Net investment income (other than class specific expenses) and realized and unrealized gains and losses are allocated daily to each class of shares based upon the relative net asset value of outstanding shares of each class of shares at the beginning of the day (after adjusting for the current share activity of the respective class). Expenses common to all funds are allocated among the funds comprising the Trust based upon their relative net asset values or other appropriate allocation methods.

Guarantees and Indemnifications: Under the Trust’s organizational documents, its officers and Trustees are indemnified against certain liability arising out of the performance of their duties to the Fund. Additionally, in the normal course of business the Trust enters into contracts with service providers that contain general indemnification clauses. The Trust’s maximum exposure under these arrangements is unknown. However, based on experience, the Trust expects the risk of loss to be remote.

Use of Estimates: The preparation of financial statements, in conformity with generally accepted accounting principles, requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

NOTE 3 – INVESTMENT ADVISORY FEE AND OTHER TRANSACTIONS WITH AFFILIATES

Pursuant to an investment advisory agreement, Thornburg Investment Management, Inc. (the “Advisor”) serves as the investment advisor and performs services to the Fund for which the fees are payable at the end of each month. For the year ended September 30, 2006, these fees were payable at annual rates ranging from .875 of 1% to .675 of 1% per annum of the average daily net assets of the Fund depending on the Fund’s asset size. The Fund also has an administrative services agreement with the Advisor, whereby the Advisor will perform certain administrative services for the shareholders of each class of the Fund’s shares, and for which fees will be payable at an annual rate of up to .125 of 1% per annum of the average daily net assets attributable to each class of shares. For the year ended September 30, 2006, the Advisor voluntarily reimbursed certain class specific expenses, administrative fees, and distribution fees of $82,314 for Class R1 shares and $29,192 for Class R5 shares.

The Trust has an underwriting agreement with Thornburg Securities Corporation (the “Distributor”, an affiliate of the Advisor), which acts as the distributor of the Fund’s shares. For the year ended September 30, 2006, the Distributor has advised the Fund that it earned net commissions aggregating $108,123 from the sale of Class A shares of the Fund, and collected contingent deferred sales charges aggregating $20,976 from redemptions of Class C shares of the Fund.

Pursuant to a service plan under Rule 12b-1 of the Investment Company Act of 1940, the Fund may reimburse to the Advisor an amount not to exceed .25 of 1% per annum of its average daily net assets attributable to each class of shares of the Fund for payments made by the Advisor to securities dealers and other financial institutions to obtain various shareholder and distribution related services. The Advisor may pay out of its own resources additional expenses for distribution of the Fund’s shares.

The Trust has also adopted distribution plans pursuant to Rule 12b-1, applicable only to the Fund’s Class B, Class C, and Class R1 shares under which the Fund compensates the Distributor for services in promoting the sale of Class B, Class C, and Class R1 shares of the Fund at an annual rate of up to .75 of 1% per annum of the average daily net assets attributable to Class B, Class C, and Class R1 shares. Total fees incurred by the Distributor for each class of shares of the Fund under its respective service and distribution plans for the year ended September 30, 2006, are set forth in the Statement of Operations.

The Trust has an agreement with the custodian bank to indirectly pay a portion of the custodian’s fees through credits earned by the Fund’s cash on deposit with the bank. This deposit agreement is an alternative to overnight investments. Custodial fees have been adjusted to reflect amounts that would have been paid without this agreement, with a corresponding adjustment reflected as fees paid indirectly in the Statement of Operations. For the year ended September 30, 2006, fees paid indirectly were $122,036. This figure may include additional fees waived by the Custodian.

Certain officers and Trustees of the Trust are also officers and/ or Directors of the Advisor and Distributor. The compensation of independent Trustees is borne by the Trust.

18    Certified Annual Report

NOTES TO FINANCIAL STATEMENTS, CONTINUED

Thornburg Value Fund	September 30, 2006

NOTE 4 – SHARES OF BENEFICIAL INTEREST

At September 30, 2006, there were an unlimited number of shares of beneficial interest authorized. Transactions in shares of beneficial interest were as follows:

	Year Ended September 30, 2006		Year Ended September 30, 2005
	Shares	Amount	Shares	Amount
Class A Shares
Shares sold	5,364,547	$188,094,156	5,556,737	$169,738,087
Shares issued to shareholders in reinvestment of dividends	225,438	8,058,294	279,894	8,715,714
Shares repurchased	(5,410,098)	(187,983,831)	(14,823,032)	(459,171,181)
Redemption fees received**	—	24,017	—	51,849

Net Increase (Decrease)	179,887	$8,192,636	(8,986,401)	$(280,665,531)

Class B Shares
Shares sold	84,367	$2,870,375	77,850	$2,288,707
Shares issued to shareholders in reinvestment of dividends	5,111	182,575	7,536	224,646
Shares repurchased	(343,699)	(11,486,467)	(607,159)	(17,831,093)
Redemption fees received**	—	1,031	—	—

Net Increase (Decrease)	(254,221)	$(8,432,486)	(521,773)	$(15,317,740)

Class C Shares
Shares sold	1,293,511	$43,965,842	915,021	$27,095,236
Shares issued to shareholders in reinvestment of dividends	27,097	974,298	35,972	1,085,438
Shares repurchased	(1,894,704)	(63,956,086)	(4,307,157)	(127,306,721)
Redemption fees received**	—	5,181	—	—

Net Increase (Decrease)	(574,096)	$(19,010,765)	(3,356,164)	$(99,126,047)

Class I Shares
Shares sold	16,999,909	$608,478,099	3,589,202	$111,238,406
Shares issued to shareholders in reinvestment of dividends	235,654	8,565,755	147,185	4,664,983
Shares repurchased	(2,814,649)	(100,182,966)	(3,238,887)	(99,900,212)
Redemption fees received**	—	19,865	—	15,714

Net Increase (Decrease)	14,420,914	$516,880,753	497,500	$16,018,891

Class R1 Shares
Shares sold	1,006,131	$35,300,994	239,052	$7,454,820
Shares issued to shareholders in reinvestment of dividends	8,245	297,478	2,115	66,501
Shares repurchased	(72,017)	(2,454,755)	(89,436)	(2,719,368)
Redemption fees received**	—	410	—	—

Net Increase (Decrease)	942,359	$33,144,127	151,731	$4,801,953

Certified Annual Report    19

NOTES TO FINANCIAL STATEMENTS, CONTINUED

Thornburg Value Fund	September 30, 2006

	Year Ended September 30, 2006		Year Ended September 30, 2005
	Shares	Amount	Shares	Amount
Class R5 Shares*
Shares sold	276,338	$10,096,784	927	$28,852
Shares issued to shareholders in reinvestment of dividends	1,309	49,565	8	246
Shares repurchased	(3,390)	(125,667)	(—)	(—)
Redemption fees received**	—	61	—	—

Net Increase (Decrease)	274,257	$10,020,743	935	$29,098

*	Effective date of Class R5 shares was February 1, 2005.
**	The Fund charges a redemption fee of 1% of the Class A & Class I shares exchanged within 30 days of purchase. Prior to February 1, 2006, the Fund charged a redemption fee of 1% of the Class A & Class I shares exchanged within 90 days of purchase. Redemption fees charged to any Class are allocated to all Classes upon receipt of payment based on relative net asset values of each Class or other appropriate allocation methods.

NOTE 5 – SECURITIES TRANSACTIONS

For the year ended September 30, 2006, the Fund had purchase and sale transactions of investment securities (excluding short-term investments) of $1,623,807,261 and $1,162,848,579, respectively.

NOTE 6 – INCOME TAXES

At September 30, 2006, information on the tax components of capital is as follows:

Cost of investments for tax purpose	$2,455,022,682

Gross unrealized appreciation on a tax basis	$437,995,286
Gross unrealized depreciation on a tax basis	(49,938,906)

Net unrealized appreciation (depreciation) on investments (tax basis)	$388,056,380

Distributable earnings – ordinary income	$3,003,948
Distributable – capital gains	$93,192,697

The Fund utilized $17,073,502 of its capital loss carry forward during the year ended September 30, 2006.

At September 30, 2006, the Fund had deferred currency losses occurring subsequent to October 31, 2005 of $205,646. For tax purposes, such losses will be reflected in the year ending September 30, 2007.

In order to account for permanent book/tax differences, the Fund decreased undistributed net investment income by $219,350 and increased net realized investment gain by $219,350. This reclassification has no impact on the net asset value of the Fund. Reclassifications result primarily from currency losses.

The tax character of distributions paid during the year ended September 30, 2006, and September 30, 2005, was as follows:

	2006	2005
Distributions from:
Ordinary income	$20,835,743	$16,806,399

New Accounting Pronouncement:

On July 13, 2006, the Financial Accounting Standards Board issued Interpretation No. 48, “Accounting for Uncertainty in Income Taxes – an Interpretation of FASB Statement No. 109” (the “Interpretation”). The Interpretation prescribes a comprehensive model for how a company, including the Fund, should recognize, measure, present and disclose in its financial statements uncertain tax positions that the company has taken or expects to take on income tax returns, and also revises certain disclosure requirements. The Interpretation is effective for fiscal years beginning after December 15, 2006. Management has recently begun to evaluate the application of the Interpretation to the Fund and is not in a position at this time to estimate the significance of its impact, if any, on the Fund’s financial statements.

NOTE 7 – FINANCIAL INSTRUMENTS WITH OFF-BALANCE SHEET RISK AND FOREIGN INVESTMENT RISK

There are special risks associated with international investing, including currency fluctuations, government regulation, political developments, and differences in liquidity.

20    Certified Annual Report

FINANCIAL HIGHLIGHTS

Thornburg Value Fund

	Year Ended September 30,
	2006	2005	2004	2003	2002
Class I Shares:

PER SHARE PERFORMANCE (for a share outstanding throughout the year)+

Net asset value, beginning of year	$33.23	$28.49	$26.64	$20.95	$26.18

Income from investment operations:
Net investment income (loss)	0.50	0.45	0.31	0.26	0.11
Net realized and unrealized gain (loss) on investments	4.82	4.70	1.84	5.51	(5.34)

Total from investment operations	5.32	5.15	2.15	5.77	(5.23)

Less dividends from:
Net investment income	(0.44)	(0.41)	(0.30)	(0.03)	—
Net realized gains	—	—	—	—	—
Return of capital	—	—	—	(0.05)	—

Total dividends	(0.44)	(0.41)	(0.30)	(0.08)	—

Change in net asset value	4.88	4.74	1.85	5.69	(5.23)

NET ASSET VALUE, end of year	$38.11	$33.23	$28.49	$26.64	$20.95

RATIOS/SUPPLEMENTAL DATA

Total return	16.10%	18.16%	8.04%	27.55%	(19.98)%
Ratios to average net assets:
Net investment income (loss)	1.41%	1.44%	1.07%	1.10%	0.42%
Expenses, after expense reductions	0.98%	0.99%	0.99%	0.99%	0.98%
Expenses, after expense reductions and net of custody credits	0.97%	0.98%	0.99%	0.99%	0.98%
Expenses, before expense reductions	0.98%	1.00%	0.99%	1.03%	0.99%

Portfolio turnover rate	51.36%	58.90%	68.74%	82.89%	76.37%

Net assets at end of year (000)	$1,074,492	$457,788	$378,334	$260,624	$207,613

+	Based on weighted average shares outstanding.

Certified Annual Report    21

SCHEDULE OF INVESTMENTS

Thornburg Value Fund	September 30, 2006

CUSIPS: CLASS A - 885-215-731, CLASS B - 885-215-590, CLASS C - 885-215-715, CLASS I - 885-215-632, CLASS R1 - 885-215-533, CLASS R5 - 885-215-376

NASDAQ SYMBOLS: CLASS A - TVAFX, CLASS B - TVBFX, CLASS C - TVCFX, CLASS I - TVIFX, CLASS R1 - TVRFX, CLASS R5 - TVRRX

SUMMARY OF INDUSTRY EXPOSURE

As of 9/30/06

Telecommunication Services	14.6%
Energy	10.5%
Software & Services	9.5%
Health Care Equipment & Services	9.4%
Diversified Financials	7.7%
Technology Hardware & Equipment	5.4%
Pharmaceuticals & Biotechnology	4.9%
Banks	4.7%
Retailing	4.6%
Materials	4.6%
Insurance	4.5%
Capital Goods	4.4%
Media	4.3%
Consumer Services	2.4%
Automobiles & Components	1.9%
Transportation	1.2%
Food & Staples Retailing	0.9%
Other Assets and Cash Equivalents	4.5%

	Shares/ Principal Amount	Value
COMMON STOCK — 91.32%
AUTOMOBILES & COMPONENTS — 1.92%
AUTOMOBILES — 1.92%
PSA Peugeot Citroen	967,800	$54,600,275

		54,600,275

BANKS — 4.70%
COMMERCIAL BANKS — 2.27%
Lloyds TSB Group plc	6,383,200	64,451,306
THRIFTS & MORTGAGE FINANCE — 2.43%
Federal Home Loan Mortgage Corp.	1,042,909	69,176,154

		133,627,460

CAPITAL GOODS — 4.39%
INDUSTRIAL CONGLOMERATES — 4.39%
General Electric Co.	2,368,700	83,615,110
Tyco International Ltd.	1,472,300	41,209,677

		124,824,787

22    Certified Annual Report

SCHEDULE OF INVESTMENTS, CONTINUED

Thornburg Value Fund	September 30, 2006

	Shares/ Principal Amount	Value
CONSUMER SERVICES — 2.35%
HOTELS RESTAURANTS & LEISURE — 2.35%
Las Vegas Sands Corp.+	975,000	$66,641,250

		66,641,250

DIVERSIFIED FINANCIALS — 7.67%
CAPITAL MARKETS — 1.93%
Charles Schwab Corp.	3,061,100	54,793,690
DIVERSIFIED FINANCIAL SERVICES — 5.74%
AllianceBernstein Holdings LP	313,400	21,621,466
Citigroup, Inc.	1,675,200	83,207,184
NYSE Group, Inc.+	782,400	58,484,400

		218,106,740

ENERGY — 10.47%
OIL, GAS & CONSUMABLE FUELS — 10.47%
Apache Corp.	1,088,737	68,808,178
ChevronTexaco Corp.	1,132,100	73,428,006
ConocoPhillips	1,062,200	63,232,766
Exxon Mobil Corp.	1,374,100	92,202,110

		297,671,060

FOOD & STAPLES RETAILING — 0.94%
BEVERAGES — 0.94%
Rite Aid Corp.+	5,863,600	26,620,744

		26,620,744

HEALTH CARE EQUIPMENT & SERVICES — 9.44%
HEALTH CARE EQUIPMENT & SUPPLIES — 2.45%
Fisher Scientific International, Inc.+	888,400	69,508,416
HEALTH CARE PROVIDERS & SERVICES — 6.99%
Caremark Rx, Inc.	1,329,900	75,365,433
Eclipsys Corp.+	2,542,440	45,535,100
WellPoint, Inc.+	1,011,000	77,897,550

		268,306,499

INSURANCE — 4.46%
INSURANCE — 4.46%
American International Group, Inc.	1,277,100	84,620,646
MBIA, Inc.	685,000	42,086,400

		126,707,046

Certified Annual Report    23

SCHEDULE OF INVESTMENTS, CONTINUED

Thornburg Value Fund	September 30, 2006

	Shares/ Principal Amount	Value
MATERIALS — 4.62%
CHEMICALS — 2.08%
Air Products & Chemicals, Inc.	890,700	$59,115,759
METALS & MINING — 2.54%
Southern Copper Corp.	779,084	72,065,270

		131,181,029

MEDIA — 4.31%
MEDIA — 4.31%
Comcast Corp.+	1,754,600	64,586,826
DIRECTV Group, Inc.+	2,945,985	57,976,985

		122,563,811

PHARMACEUTICALS & BIOTECHNOLOGY — 4.61%
PHARMACEUTICALS — 4.61%
Johnson & Johnson	758,413	49,251,340
Pfizer, Inc.	2,887,300	81,883,828

		131,135,168

RETAILING — 4.64%
MULTILINE RETAIL — 2.72%
Target Corp.	1,398,100	77,245,025
SPECIALTY RETAIL — 1.92%
Abercrombie & Fitch Co.	786,400	54,639,072

		131,884,097

SOFTWARE & SERVICES — 9.49%
INTERNET SOFTWARE & SERVICES — 1.55%
Google, Inc.+	109,467	43,994,787
IT SERVICES — 1.75%
Bearingpoint, Inc. Co.+	6,317,860	49,658,380
SOFTWARE — 6.19%
Microsoft Corp.	3,283,200	89,729,856
Oracle Corp.+	4,861,100	86,235,914

		269,618,937

TECHNOLOGY HARDWARE & EQUIPMENT — 5.45%
COMMUNICATIONS EQUIPMENT — 2.09%
Motorola, Inc.	2,373,100	59,327,500
COMPUTERS & PERIPHERALS — 3.36%
Apple Computer, Inc.+	536,300	41,311,189
Dell, Inc.+	2,373,700	54,215,308

		154,853,997

24    Certified Annual Report

SCHEDULE OF INVESTMENTS, CONTINUED

Thornburg Value Fund	September 30, 2006

	Shares/ Principal Amount	Value
TELECOMMUNICATION SERVICES — 10.69%
DIVERSIFIED TELECOMMUNICATION SERVICES — 3.66%
Chunghwa Telecom Co. Ltd.ADR	2,713,560	$46,971,724
Level 3 Communications, Inc.+	10,689,900	57,190,965
WIRELESS TELECOMMUNICATION SERVICES — 7.03%
American Tower Corp.+	2,218,300	80,967,950
Leap Wireless International, Inc.+	486,240	23,577,778
NII Holdings, Inc.+	1,531,408	95,192,321

		303,900,738

TRANSPORTATION — 1.17%
AIRLINES — 1.17%
JetBlue Airways Corp.+	3,583,900	33,222,753

		33,222,753

TOTAL COMMON STOCK (Cost $2,231,291,188)		2,595,466,391

CORPORATE BONDS — 0.47%
TELECOMMUNICATION SERVICES — 0.47%
DIVERSIFIED TELECOMMUNICATION SERVICES — 0.47%
Level 3 Communications, Inc., 11.50%, 3/1/2010	$12,900,000	13,254,750

		13,254,750

TOTAL CORPORATE BONDS (Cost $10,733,590)		13,254,750

CONVERTIBLE BONDS — 3.75%
PHARMACEUTICALS & BIOTECHNOLOGY — 0.26%
PHARMACEUTICALS — 0.26%
Cubist Pharmaceuticals, Inc., 2.25%, 6/15/2013	7,600,000	7,505,000

		7,505,000

TELECOMMUNICATION SERVICES — 3.49%
DIVERSIFIED TELECOMMUNICATION SERVICES — 3.49%
Level 3 Communications, Inc., 6.00%, 9/15/2009	20,700,000	18,604,125
Level 3 Communications, Inc., 6.00%, 3/15/2010	91,600,000	80,493,500

		99,097,625

TOTAL CONVERTIBLE BONDS (Cost $86,455,607)		106,602,625

Certified Annual Report    25

SCHEDULE OF INVESTMENTS, CONTINUED

Thornburg Value Fund	September 30, 2006

	Shares/ Principal Amount	Value
SHORT TERM INVESTMENTS — 4.49%
AIG Funding, Inc., 5.17%, 10/16/2006	$22,500,000	$22,451,531
AIG Funding, Inc., 5.24%, 10/5/2006	30,000,000	29,982,533
HSBC Finance Corp., 5.17%, 10/25/2006	14,000,000	13,951,747
Lasalle Bank Corp., 5.21%, 10/13/2006	2,000,000	1,996,527
Toyota Credit de Puerto Rico, 5.20%, 10/20/2006	3,000,000	2,991,767
Toyota Credit de Puerto Rico, 5.21%, 10/23/2006	21,500,000	21,431,546
Toyota Credit de Puerto Rico, 5.23%, 10/10/2006	31,000,000	30,959,467
Toyota Motor Credit Corp., 5.20%, 10/18/2006	4,000,000	3,990,178

TOTAL SHORT TERM INVESTMENTS (Cost $127,755,296)		127,755,296

TOTAL INVESTMENTS — 100.03% (Cost $2,456,235,681)		$2,843,079,062

LIABILITIES NET OF OTHER ASSETS — (0.03)%		(771,170)

NET ASSETS — 100.00%		$2,842,307,892

Footnote Legend

+	Non-income producing

See notes to financial statements.

Portfolio Abbreviations

To simplify the listings of securities, abbreviations are used per the table below:

ADR American	Depository Receipt

26    Certified Annual Report

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Thornburg Value Fund

To the Trustees and Class I Shareholders of

Thornburg Value Fund

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Thornburg Value Fund (one of the portfolios constituting Thornburg Investment Trust, hereafter referred to as the “Fund”) at September 30, 2006, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for Class I shares for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at September 30, 2006 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

New York, New York

November 16, 2006

Certified Annual Report    27

EXPENSE EXAMPLE

Thornburg Value Fund	September 30, 2006 (Unaudited)

As a shareholder of the Fund, you incur two types of costs:

(1) transaction costs, including a 30-day redemption fee on Class I shares;

(2) ongoing costs, including management and administrative fees and other Fund expenses.

This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested on March 31, 2006 and held until September 30, 2006.

Actual Expenses

The first line of the table at right provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table at right provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value 3/31/06	Ending Account Value 9/30/06	Expenses Paid During Period† 3/31/06–9/30/06
Class I Shares
Actual	$1,000.00	$1,057.10	$5.06
Hypothetical*	$1,000.00	$1,020.14	$4.97

†	Expenses are equal to the annualized expense ratio for Class I shares (0.98%) multiplied by the average account value over the period, multiplied by 183/365 to reflect the one-half year period.
*	Hypothetical assumes a rate of return of 5% per year before expenses.

28    Certified Annual Report

INDEX COMPARISON

Thornburg Value Fund	September 30, 2006 (Unaudited)

GROWTH OF A HYPOTHETICAL $10,000 INVESTMENT

Thornburg Value Fund versus S&P 500 Index (November 2, 1998 to September 30, 2006)

AVERAGE ANNUAL TOTAL RETURNS

For periods ended September 30, 2006

	1 Yr	5 Yrs	Since Inception
I Shares (Incep: 11/2/98)	16.10%	8.63%	8.83%
S&P 500 (Since: 11/2/98)	10.78%	6.96%	4.11%

Performance data reflects past performance, which is no guarantee of future results. The performance data and graph do not reflect the deduction of taxes that a shareholder would pay on distributions or the redemption of Fund shares.

Returns reflect the reinvestment of dividends and capital gains. There is no up-front sales charge for Class I shares. Class I shares are subject to a 1% 30-day redemption fee.

The Standard & Poor’s 500 Stock Index (S&P 500) is an unmanaged index generally representative of the U.S. stock market. Unless otherwise noted, index returns do not reflect fees, brokerage commissions or other expenses of investing. Investors may not make direct investments into any index.

Certified Annual Report    29

TRUSTEES AND OFFICERS

Thornburg Value Fund	September 30, 2006 (Unaudited)

Name, Age, Position Held with Fund Year Elected	Principal Occupation(s) During Past Five Years	Other Directorships Held by Trustee
INTERESTED TRUSTEES(1)(2)(4)

Garrett Thornburg, 60 Chairman of Trustees, Trustee since 1987(3)	CEO, Chairman and controlling shareholder of Thornburg Investment Management, Inc. (investment advisor) and Thornburg Securities Corporation (securities dealer); Chairman of Thornburg Limited Term Municipal Fund, Inc. (registered investment company) to 2004; CEO and Chairman of Thornburg Mortgage, Inc. (real estate investment trust); Chairman of Thornburg Mortgage Advisory Corporation (investment manager to Thornburg Mortgage, Inc.).	Director of Thornburg Mortgage, Inc. (real estate investment trust)

Brian J. McMahon, 50 Trustee since 2001, Member of Governance & Nominating Committee, President since 1997(5)(6)	President, Managing Director, Chief Investment Officer, and Co-Portfolio Manager of Thornburg Investment Management, Inc.; President of Thornburg Limited Term Municipal Fund, Inc. to 2004.	None

INDEPENDENT TRUSTEES(1)(2)(4)

David A. Ater, 61 Trustee since 1994, Member of Audit Committee and Governance & Nominating Committee	Principal in Ater & Associates, Santa Fe, NM (developer, planner and broker of residential and commercial real estate); owner, developer and broker for various real estate projects.	Director of Thornburg Mortgage, Inc. (real estate investment trust)

David D. Chase, 65 Chairman of Audit Committee, Trustee since 2000	Chairman, President, CEO, and Managing Member of Vestor Associates, LLC, the general partner of Vestor Partners, LP, Santa Fe, NM (private equity fund); Chairman and CEO of Vestor Holdings, Inc., Santa Fe, NM (merchant bank).	None

Eliot R. Cutler, 60 Chairman of Governance & Nominating Committee, Trustee since 2004	Partner, Akin, Gump, Strauss, Hauer & Feld, LLP,Washington, D.C. (law firm)	Director of Thornburg Mortgage, Inc. (real estate investment trust)

Susan H. Dubin, 57 Trustee since 2004, Member of Audit Committee	President of Dubin Investments, Ltd., Greenwich, CT (private investment fund); Director and officer of various charitable organizations.	None

Owen D. Van Essen, 52 Trustee since 2004, Member of Governance & Nominating Committee	President of Dirks, Van Essen & Murray, Santa Fe, NM (newspaper mergers and acquisitions).	None

James W. Weyhrauch, 47 Trustee since 1996, Member of Audit Committee	Real estate broker, Santa Fe Properties, Santa Fe, NM since 2004; President and CEO from 1997–2004, and Vice Chairman 2004 to date, Nambé Mills, Inc., Santa Fe, NM (manufacturer).	None

30    Certified Annual Report

TRUSTEES AND OFFICERS, CONTINUED

Thornburg Value Fund	September 30, 2006 (Unaudited)

Name, Age, Position Held with Fund Year Elected	Principal Occupation(s) During Past Five Years	Other Directorships Held by Trustee
OFFICERS OF THE FUND (WHO ARE NOT TRUSTEES)(1)(6)(7)

Steven J. Bohlin, 47 Vice President since 1987, Treasurer since 1989	Portfolio Manager, Co-Portfolio Manager, Vice President, and Managing Director of Thornburg Investment Management, Inc.; Vice President of Thornburg Limited Term Municipal Fund, Inc. to 2004.	Not applicable

George T. Strickland, 43 Vice President since 1996	Portfolio Manager, Vice President, and Managing Director of Thornburg Investment Management, Inc.; Vice President (to 2004) and Treasurer (2003–2004) of Thornburg Limited Term Municipal Fund, Inc.	Not applicable

William V. Fries, 67 Vice President since 1995	Portfolio Manager, Co-Portfolio Manager, Vice President, and Managing Director of Thornburg Investment Management, Inc.	Not applicable

Leigh Moiola, 39 Vice President since 2001	Vice President and Managing Director of Thornburg Investment Management, Inc.; Vice President of Thornburg Limited Term Municipal Fund, Inc. to 2004.	Not applicable

Kenneth Ziesenheim, 52 Vice President since 1995	Vice President and Managing Director of Thornburg Investment Management, Inc.; President of Thornburg Securities Corporation; Vice President of Thornburg Limited Term Municipal Fund, Inc. to 2004.	Not applicable

Alexander Motola, 36 Vice President since 2001	Portfolio Manager, Vice President, and Managing Director of Thornburg Investment Management, Inc. since 2001.	Not applicable

Wendy Trevisani, 35 Vice President since 1999	Co-Portfolio Manager since 2006, Managing Director since 2004, Vice President, and Associate Portfolio Manager of Thornburg Investment Management, Inc.; Vice President of Thornburg Limited Term Municipal Fund, Inc. to 2002.	Not applicable

Joshua Gonze, 43 Vice President since 1999	Managing Director since 2004, Associate Portfolio Manager and Vice President of Thornburg Investment Management, Inc.; Vice President of Thornburg Limited Term Municipal Fund, Inc. to 2004.	Not applicable

Brad Kinkelaar, 38 Vice President since 1999	Co-Portfolio Manager since 2002, Managing Director since 2004, Vice President since 2000, and Associate Portfolio Manager of Thornburg Investment Management, Inc.	Not applicable

Christopher Ihlefeld, 36 Vice President since 2003	Managing Director since 2006 and Associate Portfolio Manager and Vice President since 2002 of Thornburg Investment Management, Inc.; Vice President of Limited Term Municipal Fund, Inc., 2003–2004.	Not applicable

Leon Sandersfeld, 40 Vice President since 2003	Associate of Thornburg Investment Management, Inc. since 2002; Senior Staff Accountant, Farm Bureau Life Insurance Co. to 2002.	Not applicable

Sasha Wilcoxon, 32 Vice President since 2003, Secretary since 2006	Mutual Fund Support Service Department Manager since 2002 and Associate of Thornburg Investment Management, Inc.	Not applicable

Certified Annual Report    31

TRUSTEES AND OFFICERS, CONTINUED

Thornburg Value Fund	September 30, 2006 (Unaudited)

Name, Age, Position Held with Fund Year Elected	Principal Occupation(s) During Past Five Years	Other Directorships Held by Trustee
Ed Maran, 48 Vice President since 2004	Co-Portfolio Manager since 2006, Vice President and Managing Director since 2005, and Associate Portfolio Manager since 2002 of Thornburg Investment Management, Inc.; Analyst, USAA 2001–2002.	Not applicable

Vinson Walden, 36 Vice President since 2004	Co-Portfolio Manager since 2006, Vice President and Managing Director since 2005, and Associate Portfolio Manager since 2002 of Thornburg Investment Management, Inc.; Associate Portfolio Manager, Ibis Management 2002–2004; Associate, Lehman Brothers to 2001.	Not applicable

Van Billops, 40 Vice President since 2006	Associate of Thornburg Investment Management, Inc.	Not applicable

Thomas Garcia, 35 Vice President since 2006	Vice President and Managing Director since 2004, and Associate Portfolio Manager of Thornburg Investment Management, Inc.	Not applicable

Lei Wang, 35 Vice President since 2006	Co-Portfolio Manager and Managing Director since 2006, and Associate Portfolio Manager since 2004 of Thornburg Investment Management, Inc.; Associate, Enso Capital Management, LLC 2002–2004; Associate, Deutsche Bank 2001–2002.	Not applicable

Connor Browne, 27 Vice President since 2006	Co-Portfolio Manager and Managing Director since 2006, and Associate Portfolio Manager since 2001 of Thornburg Investment Management, Inc.	Not applicable

(1)	Each person’s address is 119 East Marcy Street, Santa Fe, New Mexico 87501.
(2)	The Fund is one of twelve separate investment “Funds” or “series” of Thornburg Investment Trust (the “Trust”), which comprises the Thornburg mutual fund complex and is organized as a Massachusetts business trust. The Trust currently has twelve active Funds.Thornburg Investment Management, Inc. is the investment advisor to, and manages, the twelve Funds of the Trust. Each Trustee oversees the twelve Funds of the Trust.
(3)	Mr.Thornburg is considered an “interested” Trustee under the Investment Company Act of 1940 because he is a director and controlling shareholder of Thornburg Investment Management, Inc., the investment advisor to the twelve active Funds of the Trust, and is the sole director and controlling shareholder of Thornburg Securities Corporation, the distributor of shares for the Trust.
(4)	Each Trustee serves in office until the election and qualification of a successor.
(5)	Mr. McMahon is considered an “interested” Trustee because he is the president of Thornburg Investment Management, Inc.
(6)	The Trust’s president, secretary and treasurer each serve a one-year term or until the election and qualification of a successor; each other officer serves at the pleasure of the Trustees.
(7)	Assistant vice presidents, assistant secretaries and assistant treasurers are not shown.

The Statement of Additional Information for each Fund of the Trust includes additional information about the Trustees and is available, without charge and upon request, by calling 1-800-847-0200.

32    Certified Annual Report

OTHER INFORMATION

Thornburg Value Fund	September 30, 2006 (Unaudited)

PORTFOLIO PROXY VOTING

Policies and Procedures:

The Trust has delegated to Thornburg Investment Management, Inc. (the “Advisor”) voting decisions respecting proxies for the Fund’s voting securities. The Advisor makes voting decisions in accordance with its Proxy Voting Policy and Procedures. A description of the Policy and Procedures is available (i) without charge, upon request, by calling the Advisor toll-free at 1-800-847-0200, (ii) on the Thornburg website at www.thornburg.com, and (iii) on the Securities and Exchange Commission’s website at www.sec.gov.

Commencing August 31, 2004, information regarding how proxies were voted is available on or before August 31 of each year for the twelve months ending the preceding June 30. This information is available (i) without charge, upon request by calling the Advisor toll-free at 1-800-847-0200, (ii) on the Thornburg website at www.thornburg.com, and (iii) on the Securities and Exchange Commission’s website at www.sec.gov.

TAX INFORMATION

For the tax year ended September 30, 2006, the Thornburg Value Fund designates 100% of the dividends paid from tax basis net ordinary income as qualifying for the reduced rate under the Jobs and Growth Tax Relief and Reconciliation Act of 2003.

100% of the ordinary income distributions paid by the Fund (or the maximum amount allowed) for the year ended September 30, 2006 qualified for the corporate dividends received deduction.

The information and distributions reported herein may differ from the information and distributions taxable to the shareholders for the calendar year ending December 31, 2006. Complete information will be computed and reported in conjunction with your 2006 Form 1099-DIV.

AVAILABILITY OF QUARTERLY PORTFOLIO SCHEDULE

The Fund files with the Securities and Exchange Commission schedules of its portfolio holdings on Form N-Q for the first and third quarters of each fiscal year. The Fund’s Forms N-Q are available on the Commission’s website at www.sec.gov, or may be reviewed and copied at the Commission’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. The Fund also makes this information available on its website at www.thornburg.com/download or upon request by calling 1-800-847-0200.

TRUSTEES DELIBERATIONS RESPECTING RENEWAL OF INVESTMENT ADVISORY AGREEMENT

Thornburg Investment Management, Inc. (the “Advisor”) provides investment management services to Thornburg Value Fund pursuant to an investment advisory agreement. The Trustees consider the renewal of this agreement annually, and most recently determined to renew the agreement on September 12, 2006.

In connection with their general supervision of the Advisor, the Trustees receive and consider reports throughout the year from the Advisor respecting the Advisor’s management of the Fund’s investments. These reports include information about the Fund’s investment performance, purchase and sale of portfolio investments and explanations from the Advisor respecting investment selections, the investment performance of the Fund, general appraisals of industry and economic prospects and factors, and other matters affecting the Fund and relating to the Advisor’s performance of services for the Fund.

In anticipation of their recent consideration of the advisory agreement’s renewal, the independent Trustees met with representatives of the Advisor in July 2006 to discuss the Trustees’ evaluation of the Advisor’s performance and to specify the information the Advisor would present to the Trustees for their review. The independent Trustees thereafter met in independent session to consider various factors respecting the agreement’s renewal, and met in a subsequent session with the Advisor’s chief investment officer to present questions. Following these sessions, the Trustees met on September 12, 2006 to consider a renewal of the advisory agreement.

The information below summarizes certain factors considered by the Trustees in connection with the determination to renew the advisory agreement. In determining to renew the advisory agreement, the Trustees did not identify any single factor as controlling, and this summary does not describe all of the matters considered by the Trustees in making their determination.

Quality of Services; Fund Investment Performance. In evaluating the nature, extent and quality of services provided by the Advisor to the Fund, and in reviewing the Fund’s investment performance, the Trustees considered qualitative and quantitative information presented to the Trustees throughout the preceding year and in anticipation of their annual evaluation, including:

(i)	reports from portfolio management personnel respecting execution of portfolio investment strategies in prevailing market conditions;

(ii)	information respecting issuer, industry, market and economic developments;

(iii)	the Fund’s absolute investment performance and achievement of stated objectives;

Certified Annual Report    33

OTHER INFORMATION, CONTINUED

Thornburg Value Fund	September 30, 2006 (Unaudited)

(iv)	measures of the Fund’s investment performance over different periods of time relative to a category of mutual funds sharing certain comparable characteristics and selected by an independent mutual fund analyst firm, and relative to broad based securities indices; and

(v)	comparative measures of portfolio volatility, risk and return.

The Trustees also considered the Advisor’s staffing and other resources, the Advisor’s efforts to contain costs and expenses, the Advisor’s supervision of services provided to the Trust by third party service providers, the Advisor’s performance of administrative, accounting and other services, the Advisor’s adherence to compliance and regulatory requirements, the Advisor’s responsiveness to the Trustees, and other factors. The Trustees noted that the value of comparisons of the Fund’s investment performance to mutual fund categories may be limited in some degree because the Fund’s investment objective and strategies, as defined in its prospectuses, are unique or may vary from the methods for selecting the investments for other funds.

In conducting their evaluation, the Trustees observed that the Advisor had continued to faithfully pursue and achieve the Fund’s stated objectives, as demonstrated particularly by the Advisor’s selection of investments in accordance with the Fund’s stated strategies and the Fund’s investment returns. The Trustees also observed in conducting their evaluations the Fund’s superior investment performance in most periods relative to the performance of a recognized category of equity mutual funds having certain characteristics comparable to the Fund and selected by an independent mutual fund analyst firm, the Fund’s outperformance of two broad based securities indices over multiple periods, the Fund’s cumulative returns over extended periods and the Fund’s performance relative to comparative measures of risk.

The Trustees concluded, based upon these and other observations, that the Advisor had actively and competently pursued the Fund’s stated investment objectives in accordance with the Fund’s investment policies stated in its prospectuses. The Trustees further concluded that the investment performance of the Fund was satisfactory in the context of the Fund’s objectives and policies, and prevailing market conditions.

Fees and Expenses; Profitability of Advisor. In reviewing the fees charged by the Advisor to the Fund, the Trustees primarily considered the fees charged by the Advisor and the other expenses charged to the Fund in light of the nature and quality of services provided, comparison of the actual Advisor’s fee and Fund expenses to the statement of fees and expenses in the Fund’s prospectuses, comparisons of the Advisor’s fee and other Fund expenses to median and average fees and expenses charged to a grouping of equity mutual funds assembled by an independent mutual fund analyst firm, and comparisons of fees and expenses charged to the Fund with fees and expenses charged to other specific mutual funds. In addition, the Trustees considered the profitability of the Advisor compared to other investment management firms, and comparisons of the investment management fee rates charged by the Advisor to the Fund with rates charged to other clients of the Advisor and the differing types of services furnished to the Fund and the other clients. The Trustees noted that the management fee charged to the Fund was somewhat higher than the average and median fee rates charged to the grouping of mutual funds assembled by the mutual fund analyst firm, but that the overall expense ratio was comparable to the average and median expense ratios for the same fund group. The Trustees also observed in this regard the quality of the Advisor’s services and the investment performance of the Fund. The Trustees noted in their review that fee rates charged by the Advisor to other clients of the Advisor were not directly comparable to rates charged to the Fund principally because of the significant differences in the services provided.

The Trustees concluded, based upon these and other considerations, that the fees charged to the Fund by the Advisor were fair and reasonable in view of the services provided, the clear disclosure of these fees and expenses in the Fund’s prospectuses, the investment performance of the Fund, and comparison of fees and costs charged to the Fund to fees and expenses charged to other mutual funds. The Trustees further concluded that there was no indication that the Advisor’s profitability was unusual, viewed in the context of the services provided, the performance of the Fund, and the fees and profitability of other investment management firms.

Economies of Scale. In reviewing the extent to which economies of scale would be realized by the Fund as it grows and whether fee levels reflect economies of scale, the Trustees considered the breakpoint structure for advisory fees chargeable to the Fund, the demonstrated economies of scale enjoyed by the Fund and other Funds of the Trust as they had grown in size, and economies of scale realized by other mutual funds. The Trustees concluded that the Fund has realized and may reasonably be expected to realize further economies of scale for the benefit of its shareholders as it grows in size.

Ancillary Benefits to Advisor. In reviewing benefits enjoyed by the Advisor because of its relationship with the Fund, the Trustees considered the Advisor’s receipt of certain research services, favorable publicity received by the Advisor because of the superior investment performance of certain Funds of the Trust, and the benefits to the Fund from the Advisor’s expansion of its staffing and other resources to serve a broader variety of investment clients. The Trustees concluded, based upon these and other considerations, that there was no unusual or unfair benefit enjoyed by the Advisor, and that the Fund enjoyed benefits by virtue of the Advisor’s engagement by other investment clients.

34    Certified Annual Report

Trustees’ Statement to Shareholders

Not part of the Certified Annual Report

February 8, 2005

The Trustees are concerned that recent commentaries and opinions reported in the media may confuse investors in general as to the supervisory duties of trustees of mutual funds and, in particular, leave Thornburg Investment Trust shareholders uncertain regarding how we discharge our responsibilities in supervising the Funds’ investment advisor and in reviewing the advisor’s contract for renewal. We decided to spell out clearly three principal guidelines that we follow in supervising the Trust’s investment advisor on your behalf.

We begin with the premise that each shareholder selected his or her Fund because its investments are managed by the investment advisor identified in the prospectus and in accordance with the objective and policies described in the prospectus. We realize, as each of you do, that if you believe that your Fund’s stated objective and policies no longer serve your personal investment goals, you can sell your shares and leave the Fund.

Therefore, we believe that our primary supervisory task – our principal obligation to you – is to assess the nature and quality of the advisor’s services, and to confirm that the advisor actively and competently pursues the Fund’s objective, in accordance with the policies set out in the prospectus. To do this, we meet regularly with management to review your Fund’s portfolio and to discuss the advisor’s specific actions and judgments in pursuing the Fund’s objective. We do not substitute our own judgment for the advisor’s decisions in selecting investments; the advisor is paid to exercise its informed judgment on investment decisions, and we seek to confirm, in reviewing the advisor’s performance, that the advisor is doing just that.

Second, while we are conscious of costs and the effect that costs have on shareholders’ returns, we do not seek the lowest fees or expense ratio as our sole or primary objective. We try to make sure that your Fund’s fees and costs are reasonable in relationship to the services rendered and that they are generally in line with those charged by other expert investment advisors, consistent with our belief that the Fund’s investors searched for and expect that expertise and attention and have decided to pay a reasonable price for it. We do not put the management contract “out to bid” as a matter of course, and we would not do so unless we had concluded that the advisor materially had failed to pursue the Fund’s objectives in accordance with its policies, or for other equally important reasons. We believe that any other approach would be inconsistent with your interests and contrary to your expectations when you bought shares of the Fund in the first place.

Finally, because we believe that most Thornburg Fund shareholders have invested with a long-term perspective, we try not to focus too much on the fashions of the moment and on short-term performance. The market will not favor any specific investment objective or set of policies at all times and under all economic circumstances. A fund will experience periods of both high and low returns relative to other funds and other investments. Even if one of our Funds is not favored by the market at a particular time, we believe that the advisor is nonetheless obliged to remain true to the Fund’s objective and policies, and we watch to see that it does so.

Certified Annual Report    35

Planning Options

Retirement and Education Accounts

Thornburg Investment Management offers retirement and education savings accounts that can help you meet a variety of planning challenges. For account applications or further information on any of the accounts below, please call 1-800-847-0200 or go to www.thornburg.com/ira. Your financial advisor can help you determine which plan is right for you.

Individual Retirement Accounts

Individual Retirement Accounts (IRAs) provide a tax-advantaged means to save money for the future. For a detailed outline of the difference between retirement accounts, see www.thornburg.com/ira. Rollovers are available. Call 1-800-847-0200 for more information.

Traditional IRAs – Contributions to Traditional IRAs are tax deductible for eligible individuals, and withdrawals are taxed as additional ordinary income. You may contribute to an IRA if you receive compensation and are under 70 1/2, even if you are covered by an employer retirement plan.

Roth IRAs – Under a Roth IRA, there is no tax deduction for contributions, but there is no income tax on qualified withdrawals. For a more detailed comparison of Traditional and Roth IRAs, please see our web site at www.thornburg.com/ira.

SEP IRAs – Simplified Employee Pension (SEP) IRAs are established by employers. The employer is allowed a tax deduction for contributions made to the SEP Plan and makes contributions to each eligible employee’s SEP IRA on a discretionary basis.

SIMPLE IRAs – Savings Incentive Match Plan for Employees of Small Employers (SIMPLE) is designed to give small business owners a simplified method to establish and contribute to a retirement plan for employees. The employer is allowed a tax deduction for contributions and makes either matching or non-elective contributions to each eligible employee’s SIMPLE IRA. Employees may make salary deferral contributions.

403(b)

A special, tax-advantaged savings vehicle available only to employees of 501(c)(3) organizations, such as charitable, educational, scientific and religious organizations. 403(b) plans are also available to employees of public schools and universities.

Coverdell Education Savings Account

These savings accounts are designed to provide a way to save money for higher education expenses. In an Education Savings Account, earnings and interest grow tax free, and qualified withdrawals used to pay for eligible higher-education expenses are tax- and penalty-free.

Funds Available

The following funds are available in the accounts listed above:

•	Thornburg International Value Fund

•	Thornburg Value Fund

•	Thornburg Core Growth Fund

•	Thornburg Investment Income Builder Fund

•	Thornburg Global Opportunities Fund

•	Thornburg Limited Term U.S. Government Fund

•	Thornburg Limited Term Income Fund

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The Firm

Thornburg Investment Management® is a privately held investment management company based in Santa Fe, New Mexico with assets under management of over $27 billion. Founded in 1982, the firm manages five equity funds, seven bond funds, and separate portfolios for select institutions and individuals.

Investment Philosophy

We seek to preserve and increase the real wealth of the Funds’ shareholders after accounting for inflation, taxes, and investment expenses.We’re committed to disciplined investing and controlling risk in all market environments through laddered bond and focused equity portfolios.

Portfolio Holdings Disclosure

We believe you should know about your portfolio. Our web site keeps investors informed of the Funds’ equity holdings. Go to www.thornburg.com/funds for commentary on our equity fund holdings.

Co-Ownership of Funds

We invest side-by-side with the Funds’ shareholders. Our employees have invested over $130 million in Thornburg Funds.

Investment Manager:	Distributor:

119 East Marcy Street	119 East Marcy Street
Santa Fe, New Mexico 87501	Santa Fe, New Mexico 87501
800.847.0200	800.847.0200

TH861

Thornburg Investment Management®

Strategies for Building Wealth

WINNER
STANDARD & POOR'S
BusinessWeek
Excellence in Fund Management Awards
2006

The annual report and accompanying brochure are submitted for the general information of shareholders of the Fund. It is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus. If you have not received a prospectus, one can be obtained from your financial advisor, online at www.thornburg.com/download, or by calling 800-847-0200. Carefully consider information in the prospectus regarding the Fund's investment objectives and policies, risks, sales charges, expenses, experience of its management, marketability of shares, and other information. Read it carefully before you invest or send money. Performance data quoted represents past performance and does not guarantee future results.

Thornburg International Value Fund

Informational Brochure and
Annual Report – September 30, 2006

Value knows no boundaries

Thornburg International Value Fund

Value Knows No Boundaries

The Fund seeks long-term capital appreciation by investing in equity and debt securities of all types. As a secondary consideration, the Fund also seeks some current income.

The portfolio is diversified to include basic value stocks, but also includes stocks of companies with consistent earnings characteristics and those of emerging franchises, when, in our opinion, these issues are value priced.

Thornburg Bond Funds

•	Thornburg Limited Term Municipal Fund

•	Thornburg Intermediate Municipal Fund

•	Thornburg California Limited Term Municipal Fund

•	Thornburg New Mexico Intermediate Municipal Fund

•	Thornburg New York Intermediate Municipal Fund

•	Thornburg Limited Term U.S. Government Fund

•	Thornburg Limited Term Income Fund

Thornburg invests in short- and intermediate-term investment grade bonds. We ladder the maturities of individual bonds in the portfolios to moderate risk. Laddering involves building a portfolio of bonds with staggered maturities so that a portion of the portfolio will mature each year. We apply this disciplined process in all interest rate environments.

Thornburg Equity Funds

•	Thornburg Value Fund

•	Thornburg International Value Fund

•	Thornburg Core Growth Fund

•	Thornburg Investment Income Builder Fund

•	Thornburg Global Opportunities Fund

Thornburg’s equity research uses a fundamental, yet comprehensive, analytical approach. We invest when and where we perceive compelling value. Thornburg equity funds focus on a limited number of securities so that each holding can impact performance. The equity team searches for firms believed to have a promising future and seeks to buy shares of those companies at a discount to their intrinsic value.

More information at www.thornburg.com

Reduce paper clutter. Receive your shareholder reports and prospectus online instead of through traditional mail. Sign up at www.thornburg.com/edelivery

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Message

from the Chairman

Garrett Thornburg

Chairman & CEO

November 10, 2006

Dear Fellow Shareholder:

Thornburg Investment Management has a clear mission: to preserve and increase the real wealth of our shareholders. We seek to accomplish this through a range of equity funds that redefine traditional measures of value and growth and through a family of laddered bond funds that focus on quality, stability and minimizing risk over time.

Confirming our strategy, all Thornburg equity funds are highly ranked within their respective categories over the long term.

The Thornburg equity funds employ a comprehensive approach, which is more inclusive than the traditional deep value or high growth approach to stock selection. You can read much more about the stocks in your Fund’s portfolio, and all Thornburg equity funds, at our web site, www.thornburg.com/funds.

During this decade, the average dividend yield paid by equity and hybrid mutual funds has dipped well below 1%. We established Thornburg Investment Income Builder Fund in late 2002 to be clearly different from other equity/hybrid funds by paying attractive dividends today, with a further goal of increasing these in the future. Our record to date shows clear success in achieving each aspect of this mission.

On the bond side, we have always had a highly disciplined approach of laddering short-and intermediate-bond maturities, seeking to provide both an attractive return and relative stability of principal.

An exciting event occurred recently, Thornburg Investment Management is the first U.S. investment manager to complete the independent certification process and receive the CEFEX Certification for Fiduciary Excellence. The Centre for Fiduciary Excellence (CEFEX) is an independent rating and certification organization, providing comprehensive assessments that measure risk and trustworthiness of investment fiduciaries. We are proud to have received certificate #1 from CEFEX for investment managers.

Thank you for investing with us. We will do our best to continue to earn your trust every day.

Sincerely,

Garrett Thornburg Chairman & CEO

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Important Information

The information presented on the following pages was current as of September 30, 2006. The managers’ views, portfolio holdings, and sector diversification are historical and subject to change. This material should not be deemed a recommendation to buy or sell any of the securities mentioned.

Shares in the Fund carry risks including possible loss of principal. There are special risks associated with international investing, including currency fluctuations, government regulation, political developments, and differences in liquidity. Risks may be associated with investments in emerging markets including illiquidity and volatility. Additionally, the Fund invests a portion of the assets in small capitalization companies which may increase the risk of greater price fluctuations. Funds invested in a limited number of holdings may expose an investor to greater volatility. Shares in the Fund are not deposits or obligations of, or guaranteed or endorsed by, any bank, the Federal Deposit Insurance Corporation, the Federal Reserve Board, or any government agency. There is no guarantee that the Fund will meet its investment objectives.

Performance data given at net asset value (NAV) does not take into account the applicable sales charges. If the sales charges had been included, the performance would have been lower.

Awards

The Standard & Poor’s/Business Week Excellence in Fund Management award winners are selected based on in-depth interviews with portfolio managers. Winners are chosen from 810 funds rated A or B+ for the five years ended December 31, 2005 in the Business Week Mutual Fund Scoreboard. Ratings are based on risk-adjusted total returns. Eligible funds must also be open to new shareholders, have assets of at least $100 million, a manager with at least 5 years tenure, and minimum investments of less than $26,000.

Established in 1988, the Morningstar Fund Manager of the Year Award recognizes portfolio managers who demonstrate excellent investment skill and the courage to differ from the consensus. To qualify for the award, managers must have not only a great year, but also must have a record of delivering outstanding long-term performance and of aligning their interests with shareholders. The Fund Manager of the Year Award winners are chosen based upon Morningstar’s proprietary research and in-depth evaluation by its senior analysts.

Glossary

The Morgan Stanley Capital International (MSCI) Europe, Australasia, Far East Index (EAFE) – The MSCI EAFE is an unmanaged index. It is a generally accepted benchmark for major overseas markets. Index weightings represent the relative capitalizations of the major overseas markets included in the index on a U.S. dollar adjusted basis. The index is calculated with net dividends reinvested in U.S. dollars. Unless otherwise noted, index returns do not reflect fees, brokerage commissions or other expenses of investing. Investors may not make direct investments into any index.

Beta – A measure of market-related risk. Less than one means the portfolio is less volatile than the index, while greater than one indicates more volatility than the index.

Median Market Capitalization – Market capitalization (market cap) is the total value of a company’s stock, calculated by multiplying the number of outstanding common shares by the current share price. The company whose market cap is in the middle of the portfolio is the median market cap. Half the companies in the portfolio have values greater than the median, and half have values that are less. If there is an even number of companies, then the median is the average of the two companies in the middle.

Price to Book Value (P/B) – A ratio used to compare a stock’s market value to its book value. It is calculated by dividing the current closing price of the stock by the latest quarter’s book value (book value is simply assets minus liabilities).

Price to Cash Flow Ratio – A measure of the market’s expectations of a firm’s future financial health. It is calculated by dividing the price per share by cash flow per share.

Price to Earnings Ratio (P/E) – A valuation ratio of a company’s current share price compared to its per-share earnings. P/E equals a company’s market value per share divided by earnings per share.

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Thornburg International Value Fund

Value Knows No Boundaries

Investing is an art. It is also a science. It requires vision and precision – the vision to recognize opportunity and the precision to use that opportunity to achieve a specific goal.

The greatest success comes to those who strike a balance between the two.

Thornburg International Value Fund strikes such a balance.

The Fund seeks to find bargains in overseas markets. It differs from many other international equity funds in two key ways. First, it focuses on a limited number of stocks; and second, it takes a more comprehensive approach to value investing. This strategy has provided positive returns for shareholders who have been invested since the Fund’s inception in 1998, and earned co-portfolio manager Bill Fries the distinction of Morningstar’s 2003 International Fund Manager of the Year.

Fries’ unassuming and quiet demeanor belies his fierce determination to recognize value and harness it for his shareholders. He brings more than thirty years of investment experience to the process. He also brings a commitment to fundamental, hands-on research. He and co-portfolio managers Wendy Trevisani and Lei Wang are dedicated to a collaborative approach in identifying and analyzing investment ideas. They scour the globe to find the world’s most promising companies at a discount to intrinsic value. The investment team is, in Fries’ words, “in continuous session.” Everybody’s idea is important. Combining “promise and discount” is the team’s mantra for stock selection.

In managing the Thornburg International Value Fund, the team takes a conservative, bottom-up approach to stock selection. The Fund is not predisposed to a geographical region or industry. And, it recognizes no “false gods.” Fries, Trevisani, and Wang use a combination of proprietary screens, financial analysis, collaborative research, and on-site company visits to gauge the intrinsic value of a company and to estimate its potential for future earnings growth. Their current goal is to maintain a portfolio of 50–65 companies diversified by sector, country, region, and economic sensitivity.

Because of the limited number of stocks in the portfolio, every holding counts. Once a company has survived the team’s initial screens, the managers then expand their analysis of what is behind its revenue and cash-generating model. And they take the time to get to know the company, its people and its corporate culture. At the time of purchase, the managers set 12–18 month price targets for each stock. They review those targets as the fundamentals of the stocks change during the course of ownership.

The bottom line? By engendering a wide-open, collegial environment, the managers ensure that information flows freely and that the Fund benefits from the best of the team’s thinking. And because the Fund’s advisor, Thornburg Investment Management®, is located in Santa Fe, New Mexico, we believe the portfolio team avoids the tendency to be trapped by Wall Street’s “pack” instinct. While they have access to the best of Wall Street’s analysis, they are not ruled by it. Their distance from the herd serves to fortify independent and objective thinking.

Foreign markets now account for 52% of world market capitalization. These markets do not all move in sync. When one is up, often another is down. Losses in one may be offset by gains in another. Limiting the number of companies in the portfolio and employing a rigorous sell discipline has enabled the Thornburg team to strike a balance between risk and reward.

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Portfolio Overview

Thornburg International Value Fund

IMPORTANT PERFORMANCE

INFORMATION

Performance data quoted represents past performance and does not guarantee future results. Investment return and principal value will fluctuate so that upon redemption, an investor’s shares may be worth more or less than their original cost. Current performance may be lower or higher than the data quoted. For performance data current to the most recent month end, visit www.thornburg.com.

The maximum sales charge for Class A shares is 4.50%. A shares are subject to a 1% 30-day redemption fee.

MANAGEMENT TEAM

Front row, L to R: Wendy Trevisani, Bill Fries, Brad Kinkelaar, and Brian McMahon. Back row, L to R: Thomas Garcia, Ed Maran, Lei Wang, Lewis Kaufman, and Vin Walden.

KEY PORTFOLIO ATTRIBUTES

Portfolio P/E Trailing 12-months*	18.1x
Portfolio Price to Cash Flow*	10.4x
Portfolio Price to Book Value*	3.0x
Median Market Cap* $24.5 B
3-Year Beta (Thornburg vs. MSCI EAFE)*	0.96
Holdings	63

*	Source: FactSet

During the fiscal year ended September 30, 2006, the Class A shares of the Thornburg International Value Fund posted a positive return of 19.30% (at NAV). This compares favorably to the 19.16% return of the MSCI EAFE Index. Once again, holdings in a variety of industries contributed to performance. Our results were largely due to individual stock selection.

Financials, specifically the stocks of international exchanges, were strong contributors. While the deal has not closed, the New York Stock Exchange Group has proposed a merger with Euronext NV, the France-based pan European stock exchange. Other exchanges are considering consolidation as well. As a leading candidate, Deutsche Börse AG has benefited from this trend. Our holding in Hong Kong Exchanges & Clearing Ltd. reacted favorably to stock issuance by companies in China, notably the large banks. Each of these significant new offerings increases the trading volume potential of the Hong Kong Exchange. Average daily trading volume has been steadily rising. Apart from the exchanges, Swiss-based financial services company UBS AG also performed well.

Companies with exposure to energy also performed well, including oil service holding Schlumberger Ltd. As oil companies generate more cash, this company is well positioned to help them spend it on identifying new production opportunities. While the stock has been volatile, trading with oil price movements, we anticipate that Schlumberger will continue to enjoy strong demand for its services and the pricing power to sustain earnings progress. Other superior performers were international oil and gas producers, including Russian company Lukoil Oil Co., China Petroleum and Chemical Corp. (Sinopec), and China Shenhua Energy, which was subsequently sold after achieving our target price.

AVERAGE ANNUAL TOTAL RETURNS*

FOR PERIODS ENDED SEPTEMBER 30, 2006

	YTD	1 Yr	3 Yrs	5 Yrs	Since Inception
A Shares (Incep: 5/28/98)
Without Sales Charge	13.88%	19.30%	22.44%	17.27%	12.03%
With Sales Charge	8.74%	13.96%	20.58%	16.20%	11.42%
MSCI EAFE Index (Since: 5/28/98)	14.49%	19.16%	22.32%	14.26%	5.93%

*	Periods under one year are not annualized.

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Telecommunications was another area where the Fund performed well. A standout was Latin American telecommunications holding America Movil SA de CV, the dominant cellular provider in Mexico and Brazil, where penetration rates continue to grow rapidly. Canadian company Rogers Communications Inc. also did well based on its ongoing success in both cable TV and mobile communications. Rogers is one of the few communications and media companies offering consumers the triple play of cable TV, broadband internet access and mobile communications.

The remaining stocks adding to the Fund’s performance were diverse in nature. Amdocs Ltd., a leading provider of billing software and customer care services to telecommunications firms, exhibited strong performance. British retailer NEXT Group plc also contributed significantly, and Danish pharmaceutical company Novo-Nordisk A/S rebounded substantially after displaying weakness in the prior fiscal year.

Although the Fund was up over 19% for the period, not all stocks performed as hoped. Tandberg ASA, a leading provider of video conferencing services, was the largest detractor from performance. The stock sold off amid concern about future sales and the unexpected departure of the CEO. Spanish media company Sogecable SA declined on potential changes to its competitive position regarding the sports content of its cable programming. Burberry Group sold off on earnings concerns and the announcement that Rose Marie Bravo, the high-profile CEO, would step down after her current contract expired. TomTom NV’s weakness was triggered by leading electronics manufacturer Philips NV entering the navigational device market in Europe, where TomTom currently has over 50% market share. Vodafone Group plc underperformed against a backdrop of weak

Continued on page 8

CONTRIBUTORS AND DETRACTORS

FOR YEAR ENDED 9/30/06

Top Contributors	Top Detractors
Euronext NV	Tandberg ASA
Hong Kong Exchanges & Clearing, Ltd.	Sogecable SA
America Movil SA de CV	Burberry Group
Schlumberger Ltd.	TomTom NV
Next Group plc	Peugeot SA

Source:	Thomson Portfolio Analytics

TOP TEN EQUITY HOLDINGS

As of 9/30/06

UBS AG	3.0%
Rogers Communications, Inc.	2.8%
Roche Holdings AG	2.8%
America Movil SA de CV	2.6%
Eni S.p.A.	2.5%
Amdocs, Ltd.	2.3%
Next Group plc	2.2%
Wal-Mart de Mexico SA de CV	2.1%
Canadian Natural Resources Ltd.	2.0%
Hyundai Motor Co.	2.0%

TOP TEN COUNTRIES

As of 9/30/06

U.K.	18.2%
Japan	14.6%
Switzerland	11.8%
France	8.7%
Germany	6.4%
Canada	6.2%
South Korea	5.2%
Mexico	4.9%
Israel	4.0%
China	3.8%

TOP TEN INDUSTRIES

As of 9/30/06

Energy	9.8%
Pharmaceuticals & Biotechnology	9.8%
Banks	9.8%
Diversified Financials	7.3%
Food & Staples Retailing	5.5%
Consumer Durables & Apparel	5.4%
Media	5.1%
Telecommunication Services	4.9%
Materials	4.8%
Automobiles & Components	4.3%

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Portfolio Overview

Thornburg International Value Fund, Continued

Japanese markets and higher capital spending requirements. French automaker Peugeot SA also struggled, centered on the risk that the new model “207” introduction might not be enough to resume long-term growth with margins pressured by high raw material and labor costs. OPAP SA, the leading gaming company in Greece detracted from performance as the launch of betting on Greek football was delayed. We remain hopeful about the longer-term prospects for these companies and will continue to monitor their progress carefully.

The Thornburg International Value Fund continues to be diversified by industry and geography. As of the end of the fiscal year, the Fund was invested in 61 companies spread across 19 countries and 22 industries. While we continually tune our investment process, our goal remains unchanged – to provide competitive, long-term returns to our shareholders.

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Certified Annual Report

Thornburg International Value Fund

September 30, 2006

This report is certified under the Sarbanes-Oxley Act of 2002, which requires that public companies, including mutual funds, affirm that the information provided in their annual and semiannual shareholder reports fully and fairly represents their financial position.

Certified Annual Report	9

Letter to Shareholders

William V. Fries, CFA

Co-Portfolio Manager

Wendy Q. Trevisani

Co-Portfolio Manager

Lei Wang, CFA

Co-Portfolio Manager

October 27, 2006

Dear Shareholder:

The fiscal year ended September 30, 2006 was a good year for our Fund. The net asset value per share (NAV) of the Class A shares on September 30, 2006, was $26.51. One year ago on September 30, 2005, the NAV was $22.80. Total return for the Fund’s A shares for the most recent period was 19.30% (at NAV) compared with 19.16% for the MSCI EAFE Index. Portfolio gains were broadly based with notable performance from financial service, telecommunications service, health care, retail, and energy related issues. Contribution to returns by geography was also broadly based with holdings in the developed markets of Europe providing the biggest component of portfolio gains. Our positions in Hong Kong and Canada, as well as several emerging markets including Mexico, Israel, South Korea, and China, also contributed to the gains. For details on performance by share class, please refer to the performance summary on page 36.

These good results were achieved in an international environment that was indeed challenging. Progress in reducing the economic and emotional drain of near civil war in Iraq has not occurred as hoped and the lingering Taliban resistance in Afghanistan has taken its toll. North Korea and Iran also kept anxiety levels high by fostering nuclear proliferation. Add in a short war in Lebanon between Hezbollah and Israel, high commodity costs, and a fair amount of political and corporate scandal, and the surprise is just how good investment results have been. However, not all stocks performed as we would have liked. Detractors to performance included issues with disappointing fundamentals, several of which have been eliminated from the portfolio.

Ultimately, earnings progress is the most important value creation mechanism of public companies, and here there was mostly good news. In classic fashion, the economic expansion in most parts of the developed world has supported corporate profit growth. Emerging market economies continued their robustness and did not buckle as their markets traded lower in late spring. The solid earnings progress reflected in financial markets was a material contributor to our results for the year. Rising security prices on higher trading volumes powered earnings of securities exchange shares, three of which were among our top contributors to performance. These prospects for consolidation of the global exchanges complement good earnings.

The view from where we are today is as opaque as ever. Yet a few things seem fairly clear. Emerging markets, especially China, are fueling global economic development and will likely continue to do so. Developed market economies are experiencing modest growth. Some of the stocks that performed so well last year may not deliver an encore. Our philosophy of investing in a diverse array of promising companies offered at a discount focuses on holdings in three categories: Basic Value, Consistent Earners, and

10	Certified Annual Report

Emerging Franchises. This strategy affords us the opportunity to construct a dynamic portfolio that produces competitive returns. We will be diligent in pursuit of this investment objective. As in the past, successful investing will require insight, discipline, and energetic effort, which we are prepared to provide.

On February 1, 2006, Wendy Trevisani and Lei Wang were promoted to co-portfolio managers of the Thornburg International Value Fund. Both have contributed to the Fund’s past success and bring a range of experience to the Fund’s management. The promotions of Wendy and Lei enhance our decision making process and improve the prospects of the Fund’s continued success.

Thank you for your trust and confidence. In the period ahead, each of us remains dedicated to finding investments that can help you achieve your goal of long-term capital appreciation. You can review descriptions of many of the stocks in your portfolio at your leisure by going to our web site, www.thornburg.com/funds.

Sincerely,

William V. Fries, CFA	Wendy Q. Trevisani	Lei Wang, CFA
Co-Portfolio Manager	Co-Portfolio Manager	Co-Portfolio Manager
Managing Director	Managing Director	Managing Director

The matters discussed in this report may constitute forward-looking statements made pursuant to the safe harbor provisions of the Securities Litigation Reform Act of 1995. These include any advisor or portfolio manager prediction, assessment, analysis or outlook for individual securities, industries, investment styles, market sectors and/or markets. These statements involve risks and uncertainties. In addition to the general risks described for each fund in its current prospectus, other factors bearing on these reports include the accuracy of the advisor’s or portfolio manager’s forecasts and predictions, the appropriateness of the investment strategies designed by the advisor or portfolio manager, and the ability of the advisor or portfolio manager to implement their strategies efficiently and successfully. Any one or more of these factors, as well as other risks affecting the securities markets generally, could cause the actual results of any fund to differ materially as compared to its benchmarks.

Certified Annual Report	11

STATEMENT OF ASSETS AND LIABILITIES

Thornburg International Value Fund	September 30, 2006

ASSETS
Investments at value (cost $ 6,925,472,340)	$8,294,285,809
Cash	2,164,902
Cash denominated in foreign currency (cost $ 2,440,841)	2,412,152
Receivable for investments sold	14,131,675
Receivable for fund shares sold	56,528,636
Unrealized gain on forward exchange contracts (Note 7)	8,298,655
Dividends receivable	17,958,598
Prepaid expenses and other assets	70,555

Total Assets	8,395,850,982

LIABILITIES
Payable for securities purchased	206,749,446
Payable for fund shares redeemed	7,228,502
Unrealized loss on forward exchange contracts (Note 7)	8,755,735
Payable to investment advisor and other affiliates (Note 3)	7,372,469
Deferred tax payable	393,320
Accounts payable and accrued expenses	2,170,086
Dividends payable	7,073

Total Liabilities	232,676,631

NET ASSETS	$8,163,174,351

NET ASSETS CONSIST OF:
Undistributed net investment income	$11,154,896
Net unrealized appreciation on investments	1,367,833,610
Accumulated net realized gain (loss)	140,862,331
Net capital paid in on shares of beneficial interest	6,643,323,514

$8,163,174,351

12	Certified Annual Report

STATEMENT OF ASSETS AND LIABILITIES, CONTINUED

Thornburg International Value Fund	September 30, 2006

NET ASSET VALUE:
Class A Shares:
Net asset value and redemption price per share ($ 4,261,891,691 applicable to 160,755,368 shares of beneficial interest outstanding - Note 4)	$26.51
Maximum sales charge, 4.50% of offering price	1.25

Maximum offering price per share	$27.76

Class B Shares:
Net asset value and offering price per share * ($82,799,033 applicable to 3,275,280 shares of beneficial interest outstanding - Note 4)	$25.28

Class C Shares:
Net asset value and offering price per share * ($ 1,290,250,111 applicable to 50,852,504 shares of beneficial interest outstanding - Note 4)	$25.37

Class I Shares:
Net asset value, offering and redemption price per share ($ 2,034,453,257 applicable to 75,380,489 shares of beneficial interest outstanding - Note 4)	$26.99

Class R1 Shares:
Net asset value, offering and redemption price per share ($ 445,081,315 applicable to 16,744,118 shares of beneficial interest outstanding - Note 4)	$26.58

Class R5 Shares:
Net asset value, offering and redemption price per share ($ 48,698,944 applicable to 1,805,397 shares of beneficial interest outstanding - Note 4)	$26.97

*	Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge. See notes to financial statements.

Certified Annual Report	13

STATEMENT OF OPERATIONS

Thornburg International Value Fund	Year Ended September 30, 2006

INVESTMENT INCOME:
Dividend income (net of foreign taxes withheld of $ 8,584,629)	$145,220,175
Interest income	12,147,539

Total Income	157,367,714

EXPENSES:
Investment advisory fees (Note 3)	43,385,857
Administration fees (Note 3)
Class A Shares	4,097,485
Class B Shares	83,236
Class C Shares	1,230,689
Class I Shares	709,680
Class R1 Shares	347,618
Class R5 Shares	15,290
Distribution and service fees (Note 3)
Class A Shares	8,213,836
Class B Shares	667,297
Class C Shares	9,873,128
Class R1 Shares	1,394,945
Transfer agent fees
Class A Shares	4,909,675
Class B Shares	117,733
Class C Shares	1,186,711
Class I Shares	1,198,847
Class R1 Shares	487,526
Class R5 Shares	17,658
Registration and filing fees
Class A Shares	153,010
Class B Shares	19,476
Class C Shares	68,641
Class I Shares	138,287
Class R1 Shares	25,833
Class R5 Shares	16,039
Custodian fees (Note 3)	2,953,341
Professional fees	216,910
Accounting fees	412,925
Trustee fees	145,890
Other expenses	1,353,758

Total Expenses	83,441,321
Less:
Expenses reimbursed by investment advisor (Note 3)	(435,705)
Fees paid indirectly (Note 3)	(252,611)

Net Expenses	82,753,005

Net Investment Income	$74,614,709

14	Certified Annual Report

STATEMENT OF OPERATIONS, CONTINUED

Thornburg International Value Fund	Year Ended September 30, 2006

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) on:
Investments sold	$168,728,897
Foreign currency transactions	(51,283,061)

117,445,836

Net change in unrealized appreciation (depreciation) on:
Investments (net of change in deferred taxes payable of $ 356,490)	766,113,166
Foreign currency translations	20,620,538

786,733,704

Net Realized and Unrealized Gain	904,179,540

Net Increase in Net Assets Resulting From Operations	$978,794,249

See notes to financial statements.

Certified Annual Report	15

STATEMENTS OF CHANGES IN NET ASSETS

Thornburg International Value Fund

	Year Ended September 30, 2006	Year Ended September 30, 2005
INCREASE (DECREASE) IN NET ASSETS FROM:
OPERATIONS:
Net investment income	$74,614,709	$21,959,200
Net realized gain on investments and foreign currency transactions	117,445,836	95,560,759
Increase (Decrease) in unrealized appreciation (depreciation) on investments, foreign currency translation, and deferred taxes	786,733,704	491,406,584

Net Increase (Decrease) in Net Assets Resulting from Operations	978,794,249	608,926,543
DIVIDENDS TO SHAREHOLDERS:
From net investment income
Class A Shares	(31,195,911)	(15,978,639)
Class B Shares	(183,287)	(42,865)
Class C Shares	(3,436,661)	(1,295,932)
Class I Shares	(19,772,460)	(9,263,083)
Class R1 Shares	(2,966,495)	(831,509)
Class R5 Shares	(469,362)	(63,095)
From realized gains
Class A Shares	(42,242,602)	—
Class B Shares	(917,829)	—
Class C Shares	(12,682,161)	—
Class I Shares	(16,701,676)	—
Class R1 Shares	(2,457,320)	—
Class R5 Shares	(259,590)	—
FUND SHARE TRANSACTIONS (NOTE 4):
Class A Shares	1,592,927,792	914,862,678
Class B Shares	26,257,162	17,432,995
Class C Shares	519,539,149	296,865,675
Class I Shares	943,931,604	475,565,309
Class R1 Shares	290,585,064	94,648,632
Class R5 Shares	30,251,506	13,789,338

Net Increase in Net Assets	4,249,001,172	2,394,616,047
NET ASSETS:
Beginning of year	3,914,173,179	1,519,557,132

End of year	$8,163,174,351	$3,914,173,179

Undistributed net investment income	$11,154,896	—

See notes to financial statements.

16	Certified Annual Report

NOTES TO FINANCIAL STATEMENTS

Thornburg International Value Fund	September 30, 2006

NOTE 1 – ORGANIZATION

Thornburg International Value Fund, hereinafter referred to as the “Fund,” is a diversified series of Thornburg Investment Trust (the “Trust”). The Trust was organized as a Massachusetts business trust under a Declaration of Trust dated June 3, 1987 and is registered as a diversified, open-end management investment company under the Investment Company Act of 1940, as amended. The Trust is currently issuing eleven series of shares of beneficial interest in addition to those of the Fund: Thornburg Limited Term Municipal Fund, Thornburg California Limited Term Municipal Fund, Thornburg Limited Term U.S. Government Fund, Thornburg New Mexico Intermediate Municipal Fund, Thornburg Intermediate Municipal Fund, Thornburg Limited Term Income Fund, Thornburg Value Fund, Thornburg Core Growth Fund, Thornburg New York Intermediate Municipal Fund, Thornburg Investment Income Builder Fund, and Thornburg Global Opportunities Fund. Each series is considered to be a separate entity for financial reporting and tax purposes and bears expenses directly attributable to it. The Fund seeks long-term capital appreciation by investing primarily in equity and debt securities of all types. The secondary, non-fundamental goal of the Fund is to seek some current income.

The Fund currently offers six classes of shares of beneficial interest: Class A, Class B, Class C, Institutional Class (Class I), and Retirement Classes (Class R1 and Class R5). Each class of shares of a Fund represents an interest in the same portfolio of investments of the Fund, except that (i) Class A shares are sold subject to a front-end sales charge collected at the time the shares are purchased and bear a service fee, (ii) Class B shares are sold at net asset value without a sales charge at the time of purchase, but are subject to a contingent deferred sales charge upon redemption and bear both a service fee and distribution fee, (iii) Class C shares are sold at net asset value without a sales charge at the time of purchase, but are subject to a contingent deferred sales charge upon redemption within one year, and bear a service fee and a distribution fee, (iv) Class I shares are sold at net asset value without a sales charge at the time of purchase, (v) Class R1 shares are sold at net asset value without a sales charge at the time of purchase, but bear both a service fee and distribution fee, (vi) Class R5 shares are sold at net asset value without a sales charge at the time of purchase, and (vii) the respective classes may have different reinvestment privileges and conversion rights. Additionally, the Fund may allocate among its classes certain expenses, to the extent allowable to specific classes, including transfer agent fees, government registration fees, certain printing and postage costs, and administrative and legal expenses. Currently, class specific expenses of the Fund are limited to service and distribution fees, administration fees and certain registration and transfer agent expenses. Class B shares of the Fund outstanding for eight years will convert to Class A shares of the Fund.

NOTE 2 – SIGNIFICANT ACCOUNTING POLICIES

Significant accounting policies of the Trust are as follows:

Valuation of Securities: Investments are stated at value based on latest sales prices, normally at 4:00 pm EST reported on national securities exchanges on the last business day of the period. Investments for which no sale is reported are valued at the mean between bid and asked prices or in accordance with such other method as the Trustees may authorize. In any case where a market quotation is not readily available, the Trust’s valuation and pricing committee determines a fair value for the investment using factors approved by the Trustees. Short term obligations having remaining maturities of 60 days or less are valued at amortized cost, which approximates market value.

Foreign Currency Translation: Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the exchange rate of such currencies against the U.S. dollar on the date of valuation. Purchases and sales of securities and income items denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the translation date. When the Fund purchases or sells foreign securities it will customarily enter into a foreign exchange contract to minimize foreign exchange risk from the trade date to the settlement date of such transactions.

The Fund does not separately report the effect of changes in foreign exchange rates from changes in market prices on securities held. Such changes are included in net realized and unrealized gain or loss from investments.

Reported net realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund’s books, and the U.S. dollar equivalent of the amounts actually received or paid.

Net unrealized foreign exchange gains and losses arise from changes in the fair value of assets and liabilities, other than investments in securities at fiscal period end, resulting from changes in exchange rates.

Deferred Taxes: The Fund is subject to a tax imposed on net realized gains of securities of certain foreign countries. The Fund records an estimated deferred tax liability for net unrealized gains on these securities as reflected in the accompanying financial statements.

Federal Income Taxes: It is the policy of the Trust to comply with the provisions of the Internal Revenue Code applicable to “regulated investment companies” and to distribute all taxable income, including any net realized gain on investments of the Fund to the shareholders. Therefore, no provision for Federal income taxes is required.

When-Issued and Delayed Delivery Transactions: The Trust may engage in when-issued or delayed delivery transactions. To the extent the Trust engages in such transactions, it will do so for the purpose of acquiring portfolio securities consistent with the Fund’s investment objectives and not for the purpose of investment leverage or to speculate on interest rate and or market

Certified Annual Report	17

NOTES TO FINANCIAL STATEMENTS, CONTINUED

Thornburg International Value Fund	September 30, 2006

changes. At the time the Trust makes a commitment to purchase a security on a when-issued basis, the Fund will record the transaction and reflect the value in determining its net asset value. When effecting such transactions, assets of an amount sufficient to make payment for the portfolio securities to be purchased will be segregated on the Fund’s records on the trade date. Securities purchased on a when-issued or delayed delivery basis do not earn interest until the settlement date.

Dividends: Dividends to shareholders are generally paid quarterly and are reinvested in additional shares of the Fund at net asset value per share at the close of business on the dividend payment date or, at the shareholder’s option, paid in cash. Net realized capital gains, to the extent available, will be distributed at least annually. Distributions to shareholders are based on income tax regulations and therefore, their characteristics may differ for financial statement and tax purposes.

General: Securities transactions are accounted for on a trade date basis. Interest income is accrued as earned and dividend income is recorded on the ex-dividend date. Certain income from foreign securities is recognized as soon as information is available to the Fund. Realized gains and losses from the sale of securities are recorded on an identified cost basis. Net investment income (other than class specific expenses) and realized and unrealized gains and losses are allocated daily to each class of shares based upon the relative net asset value of outstanding shares of each class of shares at the beginning of the day (after adjusting for the current share activity of the respective class). Expenses common to all funds are allocated among the funds comprising the Trust based upon their relative net asset values or other appropriate allocation methods.

Guarantees and Indemnifications: Under the Trust’s organizational documents, its officers and Trustees are indemnified against certain liability arising out of the performance of their duties to the Fund. Additionally, in the normal course of business the Trust enters into contracts with service providers that contain general indemnification clauses. The Trust’s maximum exposure under these arrangements is unknown. However, based on experience, the Trust expects the risk of loss to be remote.

Use of Estimates: The preparation of financial statements, in conformity with generally accepted accounting principles, requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

NOTE 3 – INVESTMENT ADVISORY FEE AND OTHER TRANSACTIONS WITH AFFILIATES

Pursuant to an investment advisory agreement, Thornburg Investment Management, Inc. (the “Advisor”) serves as the investment advisor and performs services to the Fund for which the fees are payable at the end of each month. For the year ended September 30, 2006, these fees were payable at annual rates ranging from .875 of 1% to .675 of 1% per annum of the average daily net assets of the Fund depending on the Fund’s asset size. The Fund also has an administrative services agreement with the Advisor, whereby the Advisor will perform certain administrative services for the shareholders of each class of the Fund’s shares, and for which fees will be payable at an annual rate of up to .125 of 1% per annum of the average daily net assets attributable to each class of shares. For the year ended September 30, 2006, the Advisor voluntarily reimbursed certain class specific expenses and administrative fees of $433,081 for Class R1 shares, and $2,624 for Class R5 shares.

The Trust has an underwriting agreement with Thornburg Securities Corporation (the “Distributor”, an affiliate of the Advisor), which acts as the Distributor of the Fund’s shares. For the year ended September 30, 2006, the Distributor has advised the Fund that it earned net commissions aggregating $797,579 from the sale of Class A shares of the Fund, and collected contingent deferred sales charges aggregating $146,354 from redemptions of Class C shares of the Fund.

Pursuant to a service plan under Rule 12b-1 of the Investment Company Act of 1940, the Fund may reimburse to the Advisor an amount not to exceed .25 of 1% per annum of its average daily net assets attributable to each class of shares of the Fund for payments made by the Advisor to securities dealers and other financial institutions to obtain various shareholder and distribution related services. The Advisor may pay out of its own resources additional expenses for distribution of the Fund’s shares.

The Trust has also adopted distribution plans pursuant to Rule 12b-1, applicable only to the Fund’s Class B, Class C, and Class R1, shares under which the Fund compensates the Distributor for services in promoting the sale of Class B, Class C, and Class R1 shares of the Fund at an annual rate of up to .75 of 1% per annum of the average daily net assets attributable to Class B, Class C, and Class R1 shares. Total fees incurred by the Distributor for each class of shares of the Fund under their respective service and distribution plans for the year ended September 30, 2006, are set forth in the Statement of Operations.

The Trust has an agreement with the custodian bank to indirectly pay a portion of the custodian’s fees through credits earned by the Fund’s cash on deposit with the bank. This deposit agreement is an alternative to overnight investments. Custodial fees have been adjusted to reflect amounts that would have been paid without this agreement, with a corresponding adjustment reflected as fees paid indirectly in the Statement of Operations. For the year ended September 30, 2006, fees paid indirectly were $252,611. This figure may include additional fees waived by the Custodian.

Certain officers and Trustees of the Trust are also officers and/or Directors of the Advisor and Distributor. The compensation of independent Trustees is borne by the Trust.

18	Certified Annual Report

NOTES TO FINANCIAL STATEMENTS, CONTINUED

Thornburg International Value Fund	September 30, 2006

NOTE 4 – SHARES OF BENEFICIAL INTEREST

At September 30, 2006, there were an unlimited number of shares of beneficial interest authorized. Transactions in shares of beneficial interest were as follows:

	Year Ended September 30, 2006		Year Ended September 30, 2005
	Shares	Amount	Shares	Amount
Class A Shares
Shares sold	87,468,381	$2,184,068,553	60,454,538	$1,242,916,897
Shares issued to shareholders in reinvestment of dividends	2,262,190	54,173,870	516,124	11,403,851
Shares repurchased	(25,705,411)	(645,390,435)	(16,431,651)	(339,552,808)
Redemption fees received**	—	75,804	—	94,738

Net Increase (Decrease)	64,025,160	$1,592,927,792	44,539,011	$914,862,678

Class B Shares
Shares sold	1,253,957	$29,894,373	984,619	$19,222,274
Shares issued to shareholders in reinvestment of dividends	38,925	851,686	1,513	33,010
Shares repurchased	(185,951)	(4,489,669)	(92,953)	(1,822,289)
Redemption fees received**	—	772	—	—

Net Increase (Decrease)	1,106,931	$26,257,162	893,179	$17,432,995

Class C Shares
Shares sold	25,567,387	$611,156,817	16,705,254	$329,116,035
Shares issued to shareholders in reinvestment of dividends	413,698	9,175,773	34,263	741,499
Shares repurchased	(4,179,001)	(100,805,360)	(1,663,255)	(32,991,859)
Redemption fees received**	—	11,919	—	—

Net Increase (Decrease)	21,802,084	$519,539,149	15,076,262	$296,865,675

Class I Shares
Shares sold	43,224,765	$1,106,710,515	25,541,204	$537,358,303
Shares issued to shareholders in reinvestment of dividends	1,101,563	27,170,524	305,722	6,870,416
Shares repurchased	(7,420,547)	(189,981,388)	(3,256,726)	(68,691,746)
Redemption fees received**	—	31,953	—	28,336

Net Increase (Decrease)	36,905,781	$943,931,604	22,590,200	$475,565,309

Class R1 Shares
Shares sold	14,043,775	$352,814,313	5,096,497	$105,840,553
Shares issued to shareholders in reinvestment of dividends	176,361	4,335,854	24,709	559,227
Shares repurchased	(2,651,401)	(66,568,696)	(558,900)	(11,751,148)
Redemption fees received**	—	3,593	—	—

Net Increase (Decrease)	11,568,735	$290,585,064	4,562,306	$94,648,632

Certified Annual Report	19

NOTES TO FINANCIAL STATEMENTS, CONTINUED

Thornburg International Value Fund	September 30, 2006

	Year Ended September 30, 2006		Year Ended September 30, 2005
	Shares	Amount	Shares	Amount
Class R5 Shares*
Shares sold	1,365,851	$35,030,651	620,945	$13,726,467
Shares issued to shareholders in reinvestment of dividends	28,818	726,553	2,722	63,095
Shares repurchased	(212,929)	(5,506,089)	(10)	(224)
Redemption fees received**	—	391	—	—

Net Increase (Decrease)	1,181,740	$30,251,506	623,657	$13,789,338

*	Sale of Class R5 shares commenced February 1, 2005.

**	The Fund charges a redemption fee of 1% of the Class A & Class I shares exchanged within 30 days of purchase. Prior to February 1, 2006, the Fund charged a redemption fee of 1% of the Class A & Class I shares exchanged within 90 days of purchase. Redemption fees charged to any Class are allocated to all Classes upon receipt of payment based on relative net asset values of each Class or other appropriate allocation methods.

NOTE 5 – SECURITIES TRANSACTIONS

For the year ended September 30, 2006, the Fund had purchase and sale transactions of investment securities (excluding short-term investments) of $5,220,720,973 and $2,130,274,583, respectively.

NOTE 6 – INCOME TAXES

At September 30, 2006, information on the tax components of capital is as follows:

Cost of investments for tax purpose	$6,937,991,812

Gross unrealized appreciation on a tax basis	$1,428,824,168
Gross unrealized depreciation on a tax basis	(72,530,171)

Net unrealized appreciation (depreciation) on investments (tax basis)	$1,356,293,997

Distributable earnings – ordinary income	$11,154,896
Distributable capital gains	$140,862,331

In order to account for permanent book/tax differences, the Fund decreased undistributed net investment income by $3,494,640, decreased net capital paid in on shares of beneficial interest by $43,087, and increased accumulated net realized investment gain by $3,537,727. This reclassification has no impact on the net asset value of the Fund. Reclassifications result primarily from foreign capital gains tax, excise tax, and currency gains/losses.

The tax character of distributions paid during the year ended September 30, 2006, and September 30, 2005, was as follows:

	2006	2005
Distributions from:
Ordinary income	$74,137,360	$27,475,123
Capital gains	$59,147,994	$—

At September 30, 2006, the Fund has deferred tax basis currency losses occurring subsequent to October 31, 2005 of $2,558,536. For tax purposes, such losses will be reflected in the year ending September 30, 2007.

New Accounting Pronouncement:

On July 13, 2006, the Financial Accounting Standards Board issued Interpretation No. 48, “Accounting for Uncertainty in Income Taxes – an Interpretation of FASB Statement No. 109” (the “Interpretation”). The Interpretation prescribes a comprehensive model for how a company, including the Fund, should recognize, measure, present and disclose in its financial statements uncertain tax positions that the company has taken or expects to take on income tax returns, and also revises certain disclosure requirements. The Interpretation is effective for fiscal years beginning after December 15, 2006. Management has recently begun to evaluate the application of the Interpretation to the Fund and is not in a position at this time to estimate the significance of its impact, if any, on the Fund’s financial statements.

NOTE 7 – FINANCIAL INSTRUMENTS WITH OFF-BALANCE SHEET RISK AND FOREIGN INVESTMENT RISK

During the year ended September 30, 2006, the Fund was a party to financial instruments with off-balance sheet risks, primarily currency forward exchange contracts. A forward exchange contract is an agreement between two parties to exchange different currencies at a specified rate at an agreed upon future date. These contracts are purchased in order to minimize the risk to the Fund with respect to its foreign stock transactions from adverse changes in the relationship between the U.S. dollar and foreign currencies. In each case these contracts have been initiated in conjunction with foreign stock transactions. These instruments may involve market risks in excess of the amount recognized on the Statement of Assets and Liabilities. Such risks would arise from the possible inability of counterparties to meet the terms of their contracts, future movement in currency value and interest rates and contract positions that are not exact offsets. These contracts are reported in the financial statements at the Fund’s net equity, as measured by the difference between the forward exchange rates at the reporting date and the forward exchange rates at the dates of entry into the contract. There are special risks associated with international investing, including currency fluctuations, government regulation, political developments, and differences in liquidity.

20	Certified Annual Report

NOTES TO FINANCIAL STATEMENTS, CONTINUED

Thornburg International Value Fund	September 30, 2006

CONTRACTS TO SELL:

Contracts		Contract Value Date	Unrealized Gain (Loss)
710,000,000	Mexican Peso for 64,324,412 USD	October 04, 2006	$(312,905)
2,380,000	Pound Sterling for 4,443,460 USD	December 05, 2006	(14,189)
85,000,000	Pound Sterling for 158,695,000 USD	December 05, 2006	(506,740)
905,000,000	Mexican Peso for 79,834,157 USD	December 06, 2006	(2,281,667)
1,250,000,000	Mexican Peso for 108,583,292 USD	December 14, 2006	(4,783,825)

Unrealized loss from forward Sell contracts:			(7,899,326)

2,440,000,000	Indian Rupee for 53,803,749 USD	October 04, 2006	528,155
79,000,000	Euro Dollar for 103,121,860 USD	December 06, 2006	2,521,449
890,000,000	Mexican Peso for 81,361,758 USD	December 06, 2006	606,970
240,000,000	Euro Dollar for 310,024,800 USD	January 10, 2007	3,895,768
90,000,000	Euro Dollar for 115,544,700 USD	January 10, 2007	746,313

Unrealized gain from forward Sell contracts:			8,298,655

Net unrealized gain (loss) from forward Sell contracts:			$399,329

CONTRACTS TO BUY:
Contracts		Contract Value Date	Unrealized Gain (Loss)
2,440,000,000	Indian Rupee for 54,132,002 USD	October 04, 2006	$(856,409)

Net unrealized gain (loss) from forward Buy contracts:			$(856,409)

Net unrealized gain (loss) from forward Exchange contracts:			$(457,080)

Certified Annual Report	21

FINANCIAL HIGHLIGHTS

Thornburg International Value Fund

	Year Ended September 30,
	2006	2005	2004	2003	2002
Class A Shares:
PER SHARE PERFORMANCE
(for a share outstanding throughout the year)+
Net asset value, beginning of year	$22.80	$18.18	$14.95	$11.88	$12.37

Income from investment operations:
Net investment income (loss)	0.32	0.18	0.15	0.06	0.03
Net realized and unrealized gain (loss) on investments	4.00	4.63	3.08	3.00	(0.54)

Total from investment operations	4.32	4.81	3.23	3.06	(0.51)

Redemption fees added to paid in capital	—	—	—	0.01	0.02

Less dividends from:
Net investment income	(0.21)	(0.19)	—	—	—
Realized capital gains	(0.40)	—	—	—	—

Total dividends	(0.61)	(0.19)	—	—	—

Change in net asset value	3.71	4.62	3.23	3.07	(0.49)
NET ASSET VALUE, end of year	$26.51	$22.80	$18.18	$14.95	$11.88

RATIOS/SUPPLEMENTAL DATA
Total return(a)	19.30%	26.51%	21.61%	25.84%	(3.96)%
Ratios to average net assets:
Net investment income (loss)	1.25%	0.87%	0.88%	0.44%	0.19%
Expenses, after expense reductions	1.33%	1.44%	1.49%	1.59%	1.57%
Expenses, after expense reductions and net of custody credits	1.33%	1.44%	1.49%	1.59%	1.57%
Expenses, before expense reductions	1.33%	1.44%	1.51%	1.67%	1.60%
Portfolio turnover rate	36.58%	34.17%	35.84%	58.35%	28.39%
Net assets at end of year (000)	$4,261,892	$2,205,924	$948,631	$97,991	$69,490

(a)	Sales loads are not reflected in computing total return.

+	Based on weighted average shares outstanding.

22	Certified Annual Report

FINANCIAL HIGHLIGHTS, CONTINUED

Thornburg International Value Fund

	Year Ended September 30,
	2006	2005	2004	2003	2002
Class B Shares:
PER SHARE PERFORMANCE
(for a share outstanding throughout the year)+
Net asset value, beginning of year	$21.82	$17.39	$14.43	$11.57	$12.16

Income from investment operations:
Net investment income (loss)	0.11	0.01	(0.02)	(0.04)	(0.08)
Net realized and unrealized gain (loss) on investments	3.81	4.44	2.98	2.90	(0.51)

Total from investment operations	3.92	4.45	2.96	2.86	(0.59)

Less dividends from:
Net investment income	(0.06)	(0.02)	—	—	—
Realized capital gains	(0.40)	—	—	—	—

Total dividends	(0.46)	(0.02)	—	—	—

Change in net asset value	3.46	4.43	2.96	2.86	(0.59)
NET ASSET VALUE, end of year	$25.28	$21.82	$17.39	$14.43	$11.57

RATIOS/SUPPLEMENTAL DATA
Total return	18.32%	25.59%	20.51%	24.72%	(4.85)%
Ratios to average net assets:
Net investment income (loss)	0.44%	0.04%	(0.12)%	(0.32)%	(0.58)%
Expenses, after expense reductions	2.13%	2.26%	2.36%	2.38%	2.39%
Expenses, after expense reductions and net of custody credits	2.13%	2.25%	2.36%	2.38%	2.39%
Expenses, before expense reductions	2.13%	2.27%	2.42%	2.84%	2.88%
Portfolio turnover rate	36.58%	34.17%	35.84%	58.35%	28.39%
Net assets at end of year (000)	$82,799	$47,306	$22,181	$6,346	$4,672

+	Based on weighted average shares outstanding.

Certified Annual Report	23

FINANCIAL HIGHLIGHTS, CONTINUED

Thornburg International Value Fund

	Year Ended September 30,
	2006	2005	2004	2003	2002
Class C Shares:
PER SHARE PERFORMANCE (for a share outstanding throughout the year)+
Net asset value, beginning of year	$21.89	$17.46	$14.47	$11.60	$12.19
Income from investment operations:
Net investment income (loss)	0.13	0.03	0.01	(0.04)	(0.08)
Net realized and unrealized gain (loss) on investments	3.82	4.45	2.98	2.91	(0.51)

Total from investment operations	3.95	4.48	2.99	2.87	(0.59)

Less dividends from:
Net investment income	(0.07)	(0.05)	—	—	—
Realized capital gains	(0.40)	—	—	—	—

Total dividends	(0.47)	(0.05)	—	—	—

Change in net asset value	3.48	4.43	2.99	2.87	(0.59)
NET ASSET VALUE, end of year	$25.37	$21.89	$17.46	$14.47	$11.60

RATIOS/SUPPLEMENTAL DATA
Total return	18.41%	25.65%	20.66%	24.74%	(4.84)%
Ratios to average net assets:
Net investment income (loss)	0.55%	0.16%	0.04%	(0.31)%	(0.62)%
Expenses, after expense reductions	2.06%	2.16%	2.26%	2.37%	2.36%
Expenses, after expense reductions and net of custody credits	2.05%	2.15%	2.26%	2.37%	2.36%
Expenses, before expense reductions	2.06%	2.16%	2.26%	2.45%	2.36%
Portfolio turnover rate	36.58%	34.17%	35.84%	58.35%	28.39%
Net assets at end of year (000)	$1,290,250	$635,833	$243,955	$55,443	$39,995

+	Based on weighted average shares outstanding.

24	Certified Annual Report

FINANCIAL HIGHLIGHTS, CONTINUED

Thornburg International Value Fund

	Year Ended September 30,
	2006	2005	2004	2003	2002
Class I Shares:
PER SHARE PERFORMANCE (for a share outstanding throughout the year)+
Net asset value, beginning of year	$23.19	$18.48	$15.13	$11.96	$12.40

Income from investment operations:
Net investment income (loss)	0.43	0.28	0.24	0.14	0.10
Net realized and unrealized gain (loss) on investments	4.06	4.72	3.11	3.03	(0.54)

Total from investment operations	4.49	5.00	3.35	3.17	(0.44)

Less dividends from:
Net investment income	(0.29)	(0.29)	—	—	—
Realized capital gains	(0.40)	—	—	—	—

Total dividends	(0.69)	(0.29)	—	—	—

Change in net asset value	3.80	4.71	3.35	3.17	(0.44)
NET ASSET VALUE, end of year	$26.99	$23.19	$18.48	$15.13	$11.96

RATIOS/SUPPLEMENTAL DATA
Total return	19.76%	27.15%	22.14%	26.51%	(3.55)%
Ratios to average net assets:
Net investment income (loss)	1.67%	1.32%	1.35%	1.07%	0.71%
Expenses, after expense reductions	0.94%	0.99%	0.99%	0.99%	0.99%
Expenses, after expense reductions and net of custody credits	0.94%	0.99%	0.99%	0.99%	0.99%
Expenses, before expense reductions	0.94%	1.02%	1.11%	1.25%	1.28%
Portfolio turnover rate	36.58%	34.17%	35.84%	58.35%	28.39%
Net assets at end of year (000)	$2,034,453	$892,216	$293,583	$33,511	$19,187

+	Based on weighted average shares outstanding.

Certified Annual Report	25

FINANCIAL HIGHLIGHTS, CONTINUED

Thornburg International Value Fund

	Year Ended September 30,			Period Ended September 30,
	2006	2005	2004	2003(c)
Class R1 Shares:
PER SHARE PERFORMANCE (for a share outstanding throughout the period)+
Net asset value, beginning of period	$22.88	$18.28	$15.01	$13.59

Income from investment operations:
Net investment income (loss)	0.33	0.21	0.19	0.02
Net realized and unrealized gain (loss) on investments	3.97	4.63	3.08	1.40

Total from investment operations	4.30	4.84	3.27	1.42

Less dividends from:
Net investment income	(0.20)	(0.24)	—	—
Realized Capital Gains	(0.40)	—	—	—

Total dividend	(0.60)	(0.24)	—	—

Change in net asset value	3.70	4.60	3.27	1.42
NET ASSET VALUE, end of period	$26.58	$22.88	$18.28	$15.01

RATIOS/SUPPLEMENTAL DATA
Total return(a)	19.15%	26.54%	21.79%	10.45%
Ratios to average net assets:
Net investment income (loss)	1.29%	0.99%	1.08%	0.65	% (b)
Expenses, after expense reductions	1.45%	1.45%	1.45%	1.60	% (b)
Expenses, after expense reductions and net of custody credits	1.45%	1.45%	1.45%	1.60	% (b)
Expenses, before expense reductions	1.61%	1.72%	2.42%	30,451.98	% (b)†
Portfolio turnover rate	36.58%	34.17%	35.84%	58.35%
Net assets at end of period (000)	$445,081	$118,436	$11,207	$—	(d)

(a)	Not annualized for periods less than one year.

(b)	Annualized.

(c)	Effective date of Class R1 Shares was July 1, 2003.

(d)	Net assets at end of year were less than $1,000.

†	Due to the size of net assets and fixed expenses, ratios may appear disproportionate.

+	Based on weighted average shares outstanding.

26	Certified Annual Report

FINANCIAL HIGHLIGHTS, CONTINUED

Thornburg International Value Fund

	Period Ended September 30,
	2006	2005(c)
Class R5 Shares:
PER SHARE PERFORMANCE
(for a share outstanding throughout the period)+
Net asset value, beginning of period	$23.18	$20.37

Income from investment operations:
Net investment income	0.45	0.16
Net realized and unrealized gain (loss) on investments	4.03	2.84

Total from investment operations	4.48	3.00

Less dividends from:
Net investment income	(0.29)	(0.19)
Realized Capital Gains	(0.40)	—

Total dividends	(0.69)	(0.19)

Change in net asset value	3.79	2.81
NET ASSET VALUE, end of period	$26.97	$23.18

RATIOS/SUPPLEMENTAL DATA
Total return(a)	19.72%	14.72%
Ratios to average net assets:
Net investment income	1.76%	1.10	%(b)
Expenses, after expense reductions	0.95%	1.00	%(b)
Expenses, after expense reductions and net of custody credits	0.95%	0.99	%(b)
Expenses, before expense reductions	0.96%	2.13	%(b)
Portfolio turnover rate	36.58%	34.17%
Net assets at end of period (000)	$48,699	$14,458

(a)	Not annualized for periods less than one year.

(b)	Annualized.

(c)	Effective date of Class R5 Shares was February 1, 2005.

+	Based on weighted average shares outstanding.

Certified Annual Report	27

SCHEDULE OF INVESTMENTS

Thornburg International Value	Fund September 30, 2006

CUSIPS: CLASS A - 885-215-657, CLASS B - 885-215-616, CLASS C - 885-215-640, CLASS I - 885-215-566, CLASS R1 - 885-215-525, CLASS R5 - 885-215-368

NASDAQ SYMBOLS: CLASS A - TGVAX, CLASS B - THGBX, CLASS C - THGCX, CLASS I - TGVIX, CLASS R1 - TGVRX, CLASS R5 - TIVRX

SUMMARY OF INDUSTRY EXPOSURE

As of 9/30/06

Energy	9.8%
Pharmaceuticals & Biotechnology	9.8%
Banks	9.8%
Diversified Financials	7.3%
Food & Staples Retailing	5.5%
Consumer Durables & Apparel	5.4%
Media	5.1%
Telecommunication Services	4.9%
Materials	4.8%
Automobiles & Components	4.3%
Capital Goods	3.8%
Household & Personal Products	3.8%
Software & Services	3.6%
Food Beverage & Tobacco	3.5%
Insurance	2.9%
Transportation	2.9%
Consumer Services	2.2%
Retailing	2.2%
Utilities	1.7%
Semiconductors & Equipment	1.4%
Commercial Services & Supplies	1.3%
Real Estate	0.9%
Other Assets & Cash Equivalents	3.1%

SUMMARY OF COUNTRY EXPOSURE

As of 9/30/06 (percent of equity holdings)

U.K.	18.2%
Japan	14.6%
Switzerland	11.8%
France	8.7%
Germany	6.4%
Canada	6.2%
South Korea	5.2%
Mexico	4.9%
Israel	4.0%
China	3.8%
Hong Kong	2.6%
Italy	2.6%
Netherlands	2.5%
South Africa	2.0%
Denmark	1.8%
Greece	1.7%
Brazil	1.3%
Russia	1.2%
India	0.5%

28	Certified Annual Report

SCHEDULE OF INVESTMENTS, CONTINUED

Thornburg International Value Fund	September 30, 2006

	Shares/ Principal Amount	Value
COMMON STOCK — 96.81%
AUTOMOBILES & COMPONENTS — 4.26%
AUTOMOBILES — 4.26%
Hero Honda Motors Ltd.	2,116,903	$35,875,010
Hyundai Motor Co.	1,908,900	163,395,224
Toyota Motor Corp.	2,730,200	148,541,390

		347,811,624

BANKS — 9.75%
COMMERCIAL BANKS — 9.75%
Bank of China Ltd.+	143,848,300	61,847,606
Bank of Fukuoka Ltd.	8,252,000	60,631,220
Bank of Yokohama	15,361,410	121,068,740
Barclays plc	11,052,400	139,417,828
China Merchants Bank Co., Ltd.	4,538,000	6,394,994
Lloyds TSB Group plc	12,690,300	128,134,229
Royal Bank of Scotland Group plc	4,227,200	145,491,073
Shinhan Financial Group Co.	2,945,760	132,766,209

		795,751,899

CAPITAL GOODS — 3.82%
AEROSPACE & DEFENSE — 1.27%
Embraer Brasileira de Aeronautica ADR	2,647,228	103,956,643
MACHINERY — 2.55%
Fanuc Ltd.	1,244,900	97,271,000
Komatsu Ltd.	6,416,200	110,924,136

		312,151,779

COMMERCIAL SERVICES & SUPPLIES — 1.28%
COMMERCIAL SERVICES & SUPPLIES — 1.28%
Secom Co.	2,110,600	104,635,678

		104,635,678

CONSUMER DURABLES & APPAREL — 5.36%
HOUSEHOLD DURABLES — 1.61%
Sharp Corp.	7,639,211	131,096,630
TEXTILES,APPAREL & LUXURY GOODS — 3.75%
Adidas-Salomon AG	3,247,300	152,840,483
LVMH Moet Hennessy Louis Vuitton SA	1,488,896	153,472,234

		437,409,347

Certified Annual Report	29

SCHEDULE OF INVESTMENTS, CONTINUED

Thornburg International Value Fund	September 30, 2006

	Shares/ Principal Amount	Value
CONSUMER SERVICES — 2.19%
HOTELS RESTAURANTS & LEISURE — 2.19%
Carnival plc	981,100	$46,914,382
OPAP SA	3,926,212	131,996,283

		178,910,665

DIVERSIFIED FINANCIALS — 7.36%
CAPITAL MARKETS — 3.04%
UBS AG	4,151,460	248,324,037
DIVERSIFIED FINANCIAL SERVICES — 4.32%
Deutsche Börse AG	957,509	144,068,699
Euronext NV	759,111	73,817,533
Hong Kong Exchanges & Clearing Ltd.	18,467,400	134,981,060

		601,191,329

ENERGY — 9.79%
ENERGY EQUIPMENT & SERVICES — 1.48%
Schlumberger Ltd.	1,952,000	121,082,560
OIL, GAS & CONSUMABLE FUELS — 8.31%
BP Amoco ADR	1,876,700	123,073,986
Canadian Natural Resources Ltd.	3,600,700	164,472,433
China Petroleum & Chemical Corp.	150,719,331	93,237,227
Eni S.p.A.	6,836,700	202,696,998
Lukoil Oil Co.	494,900	37,364,950
Lukoil Oil Co. Sponsored ADR	758,600	57,274,300

		799,202,454

FOOD & STAPLES RETAILING — 5.49%
FOOD & STAPLES RETAILING — 5.49%
Carrefour SA	2,579,200	163,048,943
Tesco plc	17,135,553	115,452,262
Wal-Mart de Mexico SA de CV	49,872,400	169,851,820

		448,353,025

FOOD BEVERAGE & TOBACCO — 3.50%
BEVERAGES — 1.90%
Sabmiller plc	8,280,150	154,657,351
FOOD PRODUCTS — 1.60%
Cadbury Schweppes plc	12,290,541	130,768,544

		285,425,895

30	Certified Annual Report

SCHEDULE OF INVESTMENTS, CONTINUED

Thornburg International Value Fund	September 30, 2006

	Shares/ Principal Amount	Value
HOUSEHOLD & PERSONAL PRODUCTS — 3.80%
HOUSEHOLD PRODUCTS — 1.87%
Reckitt Benckiser plc	3,672,630	$152,179,662
PERSONAL PRODUCTS — 1.93%
Shiseido Co., Ltd.	7,891,700	157,834,000

		310,013,662

INSURANCE — 2.92%
INSURANCE — 2.92%
Millea Holdings, Inc.	2,513,500	87,759,491
Swiss Re	1,968,200	150,625,142

		238,384,633

MATERIALS — 4.81%
CHEMICALS — 3.29%
Air Liquide SA	776,730	158,550,715
Givaudan AG	137,514	110,077,180
METALS & MINING — 1.52%
Rio Tinto plc	2,613,900	123,622,076

		392,249,971

MEDIA — 5.10%
MEDIA — 5.10%
JC Decaux SA	3,447,763	93,297,572
Rogers Communications, Inc.	4,228,900	232,073,781
Shaw Communications	3,017,900	90,574,886

		415,946,239

PHARMACEUTICALS & BIOTECHNOLOGY — 9.78%
PHARMACEUTICALS — 9.78%
GlaxoSmithKline plc	3,889,835	103,521,987
Novartis AG	1,069,000	62,404,638
Novartis AG ADR	2,388,700	139,595,628
Novo Nordisk A/S	1,910,100	142,006,414
Roche Holdings AG	1,305,200	225,657,129
Teva Pharmaceutical Industries Ltd.ADR	3,660,000	124,769,400

		797,955,196

REAL ESTATE — 0.91%
REAL ESTATE — 0.91%
China Overseas Land & Investment	96,480,300	74,419,452

		74,419,452

Certified Annual Report	31

SCHEDULE OF INVESTMENTS, CONTINUED

Thornburg International Value Fund	September 30, 2006

	Shares/ Principal Amount	Value
RETAILING — 2.15%
MULTILINE RETAIL — 2.15%
Next Group plc	4,949,800	$175,641,770

		175,641,770

SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT — 1.38%
SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT — 1.38%
Samsung Electronics Co. Ltd.	160,260	112,451,273

		112,451,273

SOFTWARE & SERVICES — 3.63%
SOFTWARE — 3.63%
Amdocs Ltd.+	4,776,600	189,153,360
Sap AG	541,900	107,522,160

		296,675,520

TELECOMMUNICATION SERVICES — 4.88%
DIVERSIFIED TELECOMMUNICATION SERVICES — 1.47%
France Telecom SA	5,232,800	120,158,581
WIRELESS TELECOMMUNICATION SERVICES — 3.41%
America Movil S.A. de C.V.	5,464,544	215,139,097
Vodafone Group plc ADR	2,765,775	63,225,617

		398,523,295

TRANSPORTATION — 2.90%
TRANSPORTATION INFRASTRUCTURE — 2.90%
China Merchants Holdings International Co. Ltd.	46,808,500	137,573,111
Fraport AG	1,443,731	99,382,096

		236,955,207

UTILITIES — 1.75%
GAS UTILITIES — 1.75%
Tokyo Gas Co., Ltd.	28,455,300	142,758,793

		142,758,793

TOTAL COMMON STOCK (Cost $6,534,005,237)		7,902,818,706

32	Certified Annual Report

SCHEDULE OF INVESTMENTS, CONTINUED

Thornburg International Value Fund	September 30, 2006

	Shares/ Principal Amount	Value
SHORT TERM INVESTMENTS — 4.80%
Abbey National, 5.19%, 10/13/2006	$50,000,000	$49,913,500
AIG Funding, Inc., 5.17%, 10/18/2006	29,000,000	28,929,200
AIG Funding, Inc., 5.24%, 10/10/2006	35,000,000	34,954,150
HSBC Finance Corp., 5.17%, 10/30/2006	40,000,000	39,833,411
Lasalle Bank Corp., 5.18%, 10/5/2006	27,000,000	26,984,460
Lasalle Bank Corp., 5.21%, 10/16/2006	21,000,000	20,954,412
Toyota Credit de Puerto Rico, 5.20%, 10/20/2006	19,000,000	18,947,856
Toyota Credit de Puerto Rico, 5.20%, 10/25/2006	53,000,000	52,816,267
Toyota Credit de Puerto Rico, 5.20%, 10/23/2006	50,000,000	49,841,111
Toyota Motor Credit Corp., 5.21%, 10/27/2006	43,500,000	43,336,319
UBS Finance, 5.23%, 10/13/2006	25,000,000	24,956,417

TOTAL SHORT TERM INVESTMENTS (Cost $391,467,103)		391,467,103

TOTAL INVESTMENTS — 101.61% (Cost $6,925,472,340)		$8,294,285,809
LIABILITIES NET OF OTHER ASSETS — (1.61)%		(131,111,458)

NET ASSETS — 100.00%		$8,163,174,351

Footnote Legend

+	Non-income producing

See notes to financial statements.

Portfolio Abbreviations

To simplify the listings of securities, abbreviations are used per the table below:

ADR	American Depository Receipt

Certified Annual Report	33

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Thornburg International Value Fund

To the Trustees and Shareholders of Thornburg International Value Fund

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Thornburg International Value Fund (one of the portfolios constituting Thornburg Investment Trust, hereafter referred to as the “Fund”) at September 30, 2006, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at September 30, 2006 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

New York, New York

November 16, 2006

34	Certified Annual Report

EXPENSE EXAMPLE

Thornburg International Value Fund	September 30, 2006 (Unaudited)

Thornburg International Value Fund

As a shareholder of the Fund, you incur two types of costs:

(1) transaction costs, including

(a) sales charges (loads) on purchase payments, for Class A shares;

(b) a deferred sales charge on redemptions of any part or all of a purchase of $1 million of Class A shares within 12 months of purchase;

(c) a deferred sales charge on redemptions of Class C shares within 12 months of purchase;

(d) a 30-day redemption fee on Class A and Class I shares;

(2) ongoing costs, including management fees; distribution and/or service (12b-1) fees; and other Fund expenses.

This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested on March 31, 2006 and held until September 30, 2006.

Actual Expenses

The first line of the table at right provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table at right provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

	Beginning Account Value 3/31/06	Ending Account Value 9/30/06	Expenses Paid During Period† 3/31/06–9/30/06
Class A Shares
Actual	$1,000.00	$1,036.50	$6.77
Hypothetical*	$1,000.00	$1,018.42	$6.71
Class B Shares
Actual	$1,000.00	$1,032.90	$10.86
Hypothetical*	$1,000.00	$1,014.38	$10.76
Class C Shares
Actual	$1,000.00	$1,032.80	$10.47
Hypothetical*	$1,000.00	$1,014.77	$10.38
Class I Shares
Actual	$1,000.00	$1,038.90	$4.82
Hypothetical*	$1,000.00	$1,020.34	$4.78
. Class R1 Shares
Actual	$1,000.00	$1,036.10	$7.40
Hypothetical*	$1,000.00	$1,017.80	$7.34
Class R5 Shares
Actual	$1,000.00	$1,038.90	$4.73
Hypothetical*	$1,000.00	$1,020.43	$4.69

†	Expenses are equal to the annualized expense ratio for each class (A: 1.33%; B: 2.13%; C: 2.05%; I: 0.94%; R1: 1.45%; and R5: 0.93%) multiplied by the average account value over the period, multiplied by 183/365 to reflect the one-half year period.

*	Hypothetical assumes a rate of return of 5% per year before expenses.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Certified Annual Report	35

INDEX COMPARISON

Thornburg International Value Fund	September 30, 2006 (Unaudited)

GROWTH OF A HYPOTHETICAL $10,000 INVESTMENT

Thornburg International Value Fund versus MSCI EAFE Index (May 28, 1998 to September 30, 2006)

AVERAGE ANNUAL TOTAL RETURNS

For periods ended September 30, 2006 (with sales charge)

	1 Yr	5 Yrs	Since Inception
A Shares (Incep: 05/28/98)	13.96%	16.20%	11.42%
B Shares (Incep: 4/03/00)	13.32%	16.05%	7.44%
C Shares (Incep: 5/28/98)	17.41%	16.34%	11.09%
R1 Shares (Incep: 7/01/03)	19.15%	—	24.31%
R5 Shares (Incep: 2/01/05)	19.72%	—	21.09%
MSCI EAFE Index (Since: 05/28/98)	19.16%	14.26%	5.93%

Performance data reflects past performance, which is no guarantee of future results. The performance data and graph do not reflect the deduction of taxes that a shareholder would pay on distributions or the redemption of Fund shares.

Returns reflect the reinvestment of dividends and capital gains as well as applicable sales charges. Class A shares are sold with a maximum sales charge of 4.50%. Class B shares are sold with a contingent deferred sales charge (CDSC) that declines from 5.00% to 0% depending upon the period of time the shares are held. Class B shares will automatically convert to Class A shares on a quarterly basis approximately eight years after purchase. Class C shares are subject to a 1% CDSC for the first year only. There is no up-front sales charge for Class R1 and R5 shares. Class R1 and R5 shares are available only to certain qualified investors. Class A shares are subject to a 1% 30-day redemption fee.

The Morgan Stanley Capital International (MSCI) Europe, Australasia, Far East Index (EAFE) is an unmanaged index. It is a generally accepted benchmark for major overseas markets. Index weightings represent the relative capitalizations of the major overseas markets included in the index on a U.S. dollar adjusted basis. The index is calculated with net dividends reinvested in U.S. dollars. Unless otherwise noted, index returns do not reflect fees, brokerage commissions or other expenses of investing. Investors may not make direct investments into any index.

36	Certified Annual Report

TRUSTEES AND OFFICERS

Thornburg International Value Fund	September 30, 2006 (Unaudited)

Name, Age, Position Held with Fund Year Elected	Principal Occupation(s) During Past Five Years	Other Directorships Held by Trustee

INTERESTED TRUSTEES(1)(2)(4)

Garrett Thornburg, 60 Chairman of Trustees, Trustee since 1987(3)	CEO, Chairman and controlling shareholder of Thornburg Investment Management, Inc. (investment advisor) and Thornburg Securities Corporation (securities dealer); Chairman of Thornburg Limited Term Municipal Fund, Inc. (registered investment company) to 2004; CEO and Chairman of Thornburg Mortgage, Inc. (real estate investment trust); Chairman of Thornburg Mortgage Advisory Corporation (investment manager to Thornburg Mortgage, Inc.).	Director of Thornburg Mortgage, Inc. (real estate investment trust)

Brian J. McMahon, 50 Trustee since 2001, Member of Governance & Nominating Committee, President since 1997(5)(6)	President, Managing Director, Chief Investment Officer, and Co-Portfolio Manager of Thornburg Investment Management, Inc.; President of Thornburg Limited Term Municipal Fund, Inc. to 2004.	None

INDEPENDENT TRUSTEES(1)(2)(4)

David A. Ater, 61 Trustee since 1994, Member of Audit Committee and Governance & Nominating Committee	Principal in Ater & Associates, Santa Fe, NM (developer, planner and broker of residential and commercial real estate); owner, developer and broker for various real estate projects.	Director of Thornburg Mortgage, Inc. (real estate investment trust)

David D. Chase, 65 Chairman of Audit Committee, Trustee since 2000	Chairman, President, CEO, and Managing Member of Vestor Associates, LLC, the general partner of Vestor Partners, LP, Santa Fe, NM (private equity fund); Chairman and CEO of Vestor Holdings, Inc., Santa Fe, NM (merchant bank).	None

Eliot R. Cutler, 60 Chairman of Governance & Nominating Committee, Trustee since 2004	Partner, Akin, Gump, Strauss, Hauer & Feld, LLP, Washington, D.C. (law firm)	Director of Thornburg Mortgage, Inc. (real estate investment trust)

Susan H. Dubin, 57 Trustee since 2004, Member of Audit Committee	President of Dubin Investments, Ltd., Greenwich, CT (private investment fund); Director and officer of various charitable organizations.	None

Owen D. Van Essen, 52 Trustee since 2004, Member of Governance & Nominating Committee	President of Dirks, Van Essen & Murray, Santa Fe, NM (newspaper mergers and acquisitions).	None

James W. Weyhrauch, 47 Trustee since 1996, Member of Audit Committee	Real estate broker, Santa Fe Properties, Santa Fe, NM since 2004; President and CEO from 1997–2004, and Vice Chairman 2004 to date, Nambé Mills, Inc., Santa Fe, NM (manufacturer).	None

Certified Annual Report	37

TRUSTEES AND OFFICERS, CONTINUED

Thornburg International Value Fund	September 30, 2006 (Unaudited)

Name, Age, Position Held with Fund Year Elected	Principal Occupation(s) During Past Five Years	Other Directorships Held by Trustee

OFFICERS OF THE FUND (WHO ARE NOT TRUSTEES)(1)(6)(7)

Steven J. Bohlin, 47 Vice President since 1987, Treasurer since 1989	Portfolio Manager, Co-Portfolio Manager, Vice President, and Managing Director of Thornburg Investment Management, Inc.; Vice President of Thornburg Limited Term Municipal Fund, Inc. to 2004.	Not applicable

George T. Strickland, 43 Vice President since 1996	Portfolio Manager, Vice President, and Managing Director of Thornburg Investment Management, Inc.; Vice President (to 2004) and Treasurer (2003–2004) of Thornburg Limited Term Municipal Fund, Inc.	Not applicable

William V. Fries, 67 Vice President since 1995	Portfolio Manager, Co-Portfolio Manager, Vice President, and Managing Director of Thornburg Investment Management, Inc.	Not applicable

Leigh Moiola, 39 Vice President since 2001	Vice President and Managing Director of Thornburg Investment Management, Inc.; Vice President of Thornburg Limited Term Municipal Fund, Inc. to 2004.	Not applicable

Kenneth Ziesenheim, 52 Vice President since 1995	Vice President and Managing Director of Thornburg Investment Management, Inc.; President of Thornburg Securities Corporation; Vice President of Thornburg Limited Term Municipal Fund, Inc. to 2004.	Not applicable

Alexander Motola, 36 Vice President since 2001	Portfolio Manager, Vice President, and Managing Director of Thornburg Investment Management, Inc. since 2001.	Not applicable

Wendy Trevisani, 35 Vice President since 1999	Co-Portfolio Manager since 2006, Managing Director since 2004, Vice President, and Associate Portfolio Manager of Thornburg Investment Management, Inc.; Vice President of Thornburg Limited Term Municipal Fund, Inc. to 2002.	Not applicable

Joshua Gonze, 43 Vice President since 1999	Managing Director since 2004, Associate Portfolio Manager and Vice President of Thornburg Investment Management, Inc.; Vice President of Thornburg Limited Term Municipal Fund, Inc. to 2004.	Not applicable

Brad Kinkelaar, 38 Vice President since 1999	Co-Portfolio Manager since 2002, Managing Director since 2004, Vice President since 2000, and Associate Portfolio Manager of Thornburg Investment Management, Inc.	Not applicable

Christopher Ihlefeld, 36 Vice President since 2003	Managing Director since 2006 and Associate Portfolio Manager and Vice President since 2002 of Thornburg Investment Management, Inc.; Vice President of Limited Term Municipal Fund, Inc., 2003–2004.	Not applicable

Leon Sandersfeld, 40 Vice President since 2003	Associate of Thornburg Investment Management, Inc. since 2002; Senior Staff Accountant, Farm Bureau Life Insurance Co. to 2002.	Not applicable

Sasha Wilcoxon, 32 Vice President since 2003, Secretary since 2006	Mutual Fund Support Service Department Manager since 2002 and Associate of Thornburg Investment Management, Inc.	Not applicable

38	Certified Annual Report

TRUSTEES AND OFFICERS, CONTINUED

Thornburg International Value Fund	September 30, 2006 (Unaudited)

Name, Age, Position Held with Fund Year Elected	Principal Occupation(s) During Past Five Years	Other Directorships Held by Trustee

Ed Maran, 48 Vice President since 2004	Co-Portfolio Manager since 2006, Vice President and Managing Director since 2005, and Associate Portfolio Manager since 2002 of Thornburg Investment Management, Inc.; Analyst, USAA 2001–2002.	Not applicable

Vinson Walden, 36 Vice President since 2004	Co-Portfolio Manager since 2006, Vice President and Managing Director since 2005, and Associate Portfolio Manager since 2002 of Thornburg Investment Management, Inc.; Associate Portfolio Manager, Ibis Management 2002–2004; Associate, Lehman Brothers to 2001.	Not applicable

Van Billops, 40 Vice President since 2006	Associate of Thornburg Investment Management, Inc.	Not applicable

Thomas Garcia, 35 Vice President since 2006	Vice President and Managing Director since 2004, and Associate Portfolio Manager of Thornburg Investment Management, Inc.	Not applicable

Lei Wang, 35 Vice President since 2006	Co-Portfolio Manager and Managing Director since 2006, and Associate Portfolio Manager since 2004 of Thornburg Investment Management, Inc.; Associate, Enso Capital Management, LLC 2002–2004; Associate, Deutsche Bank 2001–2002.	Not applicable

Connor Browne, 27 Vice President since 2006	Co-Portfolio Manager and Managing Director since 2006, and Associate Portfolio Manager since 2001 of Thornburg Investment Management, Inc.	Not applicable

(1)	Each person’s address is 119 East Marcy Street, Santa Fe, New Mexico 87501.

(2)	The Fund is one of twelve separate investment “Funds” or “series” of Thornburg Investment Trust (the “Trust”), which comprises the Thornburg mutual fund complex and is organized as a Massachusetts business trust. The Trust currently has twelve active Funds. Thornburg Investment Management, Inc. is the investment advisor to, and manages, the twelve Funds of the Trust. Each Trustee oversees the twelve Funds of the Trust. (3) Mr.Thornburg is considered an “interested” Trustee under the Investment Company Act of 1940 because he is a director and controlling shareholder of Thornburg Investment Management, Inc., the investment advisor to the twelve active Funds of the Trust, and is the sole director and controlling shareholder of Thornburg Securities Corporation, the distributor of shares for the Trust.

(4)	Each Trustee serves in office until the election and qualification of a successor.

(5)	Mr. McMahon is considered an “interested” Trustee because he is the president of Thornburg Investment Management, Inc.

(6)	The Trust’s president, secretary and treasurer each serve a one-year term or until the election and qualification of a successor; each other officer serves at the pleasure of the Trustees.

(7)	Assistant vice presidents, assistant secretaries and assistant treasurers are not shown.

The Statement of Additional Information for each Fund of the Trust includes additional information about the Trustees and is available, without charge and upon request, by calling 1-800-847-0200.

Certified Annual Report	39

OTHER INFORMATION

Thornburg International Value Fund	September 30, 2006 (Unaudited)

PORTFOLIO PROXY VOTING

Policies and Procedures:

The Trust has delegated to Thornburg Investment Management, Inc. (the “Advisor”) voting decisions respecting proxies for the Fund’s voting securities. The Advisor makes voting decisions in accordance with its Proxy Voting Policy and Procedures. A description of the Policy and Procedures is available (i) without charge, upon request, by calling the Advisor toll-free at 1-800-847-0200, (ii) on the Thornburg website at www.thornburg.com, and (iii) on the Securities and Exchange Commission’s website at www.sec.gov.

Commencing August 31, 2004, information regarding how proxies were voted is available on or before August 31 of each year for the twelve months ending the preceding June 30. This information is available (i) without charge, upon request by calling the advisor toll-free at 1-800-847-0200, (ii) on the Thornburg website at www.thornburg.com, and (iii) on the Securities and Exchange Commission’s website at www.sec.gov.

TAX INFORMATION

For the fiscal year ended September 30, 2006, the Fund designates long-term capital gain dividends of $59,147,994.

For the tax year ended September 30, 2006, the Thornburg International Value Fund designates 100% of the dividends paid from tax basis net ordinary income as qualifying for the reduced rate under the Jobs and Growth Tax Relief and Reconciliation Act of 2003.

Zero percent of the ordinary income distributions paid by the Fund for the year ended September 30, 2006 qualified for the corporate dividends received deduction.

For the year ended September 30, 2006, foreign taxes paid and foreign source income is $8,773,239 and $147,903,087, respectively.

The information and distributions reported herein may differ from the information and distributions taxable to the shareholders for the calendar year ending December 31, 2006. Complete information will be computed and reported in conjunction with your 2006 Form 1099-DIV.

Please note that the above information is provided to satisfy Internal Revenue Code notification requirements. Foreign tax information will be provided with your 2006 1099-DIV.

AVAILABILITY OF QUARTERLY PORTFOLIO SCHEDULE

The Fund files with the Securities and Exchange Commission schedules of its portfolio holdings on Form N-Q for the first and third quarters of each fiscal year. The Fund’s Forms N-Q are available on the Commission’s website at www.sec.gov, or may be reviewed and copied at the Commission’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. The Fund also makes this information available on its website at www.thornburg.com/download or upon request by calling 1-800-847-0200.

TRUSTEES DELIBERATIONS RESPECTING RENEWAL OF INVESTMENT ADVISORY AGREEMENT

Thornburg Investment Management, Inc. (the “Advisor”) provides investment management services to Thornburg International Value Fund pursuant to an investment advisory agreement. The Trustees consider the renewal of this agreement annually, and most recently determined to renew the agreement on September 12, 2006.

In connection with their general supervision of the Advisor, the Trustees receive and consider reports throughout the year from the Advisor respecting the Advisor’s management of the Fund’s investments. These reports include information about the Fund’s investment performance, purchase and sale of portfolio investments and explanations from the Advisor respecting investment selections, the investment performance of the Fund, general appraisals of industry and economic prospects and factors, and other matters affecting the Fund and relating to the Advisor’s performance of services for the Fund.

In anticipation of their recent consideration of the advisory agreement’s renewal, the independent Trustees met with representatives of the Advisor in July 2006 to discuss the Trustees’ evaluation of the Advisor’s performance and to specify the information the Advisor would present to the Trustees for their review. The independent Trustees thereafter met in independent session to consider various factors respecting the agreement’s renewal, and met in a subsequent session with the Advisor’s chief investment officer to present questions. Following these sessions, the Trustees met on September 12, 2006 to consider a renewal of the advisory agreement.

The information below summarizes certain factors considered by the Trustees in connection with the determination to renew the advisory agreement. In determining to renew the advisory agreement, the Trustees did not identify any single factor as controlling, and this summary does not describe all of the matters considered by the Trustees in making their determination.

Quality of Services; Fund Investment Performance. In evaluating the nature, extent and quality of services provided by the Advisor to the Fund, and in reviewing the Fund’s investment performance, the Trustees considered qualitative and quantitative information presented to the Trustees throughout the preceding year and in anticipation of their annual evaluation, including:

(i)	reports from portfolio management personnel respecting execution of portfolio investment strategies in prevailing market conditions;

(ii)	information respecting issuer, industry, market and economic developments;

(iii)	the Fund’s absolute investment performance and achievement of stated objectives;

(iv)	measures of the Fund’s investment performance over different periods of time, relative to a category of mutual

40	Certified Annual Report

OTHER INFORMATION, CONTINUED

Thornburg International Value Fund	September 30, 2006 (Unaudited)

funds sharing certain comparable characteristics and selected by an independent mutual fund analyst firm, and relative to broad based securities indices; and

(v)	comparative measures of portfolio volatility, risk and return.

The Trustees also considered the Advisor’s staffing and other resources, the Advisor’s efforts to contain costs and expenses, the Advisor’s supervision of services provided to the Trust by third party service providers, the Advisor’s performance of administrative, accounting and other services, the Advisor’s adherence to compliance and regulatory requirements, the Advisor’s responsiveness to the Trustees, and other factors. The Trustees noted that the value of comparisons of the Fund’s investment performance to mutual fund categories may be limited in some degree because the Fund’s investment objective and strategies, as defined in its prospectuses, are unique or may vary from the methods for selecting the investments for other funds.

In conducting their evaluation, the Trustees observed that the Advisor had continued to faithfully pursue and achieve the Fund’s stated objectives, as demonstrated particularly by the Advisor’s selection of investments in accordance with the Fund’s stated strategies and the Fund’s investment returns. The Trustees also observed in conducting their evaluations the Fund’s above-average or superior investment performance in most periods relative to the performance of a category of equity mutual funds having certain characteristics comparable to the Fund and selected by an independent mutual fund analyst firm, the Fund’s out performance of two broad based securities indices over multiple periods, the Fund’s cumulative returns over extended periods, and the Fund’s performance relative to comparative measures of risk.

The Trustees concluded, based upon these and other considerations, that the Advisor had actively and competently pursued the Fund’s stated investment objectives in accordance with the Fund’s investment policies stated in its prospectuses. The Trustees further concluded that the investment performance of the Fund was satisfactory in the context of the Fund’s objectives and policies, and prevailing market conditions.

Fees and Expenses; Profitability of Advisor. In reviewing the fees charged by the Advisor to the Fund, the Trustees primarily considered the fees charged by the Advisor and the other expenses charged to the Fund in light of the nature and quality of services provided, comparison of the actual Advisor’s fee and Fund expenses to the statement of fees and expenses in the Fund’s prospectuses, comparisons of the Advisor’s fee and other Fund expenses to median and average fees and expenses charged to a grouping of equity mutual funds assembled by an independent mutual fund analyst firm, and comparisons of fees and expenses charged to the Fund with fees and expenses charged to other specific mutual funds. In addition, the Trustees considered the profitability of the Advisor compared to other investment management firms, and comparisons of the investment management fee rates charged by the Advisor to the Fund with rates charged to other clients of the Advisor and the differing types of services furnished to the Fund and the other clients. The Trustees noted that the management fee charged to the Fund was somewhat lower than the average and median fee rates charged to the grouping of mutual funds assembled by the mutual fund analyst firm, and that the overall expense ratio also was somewhat lower than the average and median expense ratios for the same fund group. The Trustees also observed in this regard the quality of the Advisor’s services and the investment performance of the Fund. The Trustees noted in their review that fee rates charged by the Advisor to other clients of the Advisor were not directly comparable to rates charged to the Fund principally because of the significant differences in the services provided.

The Trustees concluded, based upon these and other considerations, that the fees charged to the Fund by the Advisor were fair and reasonable in view of the services provided, the clear disclosure of these fees and expenses in the Fund’s prospectuses, the investment performance of the Fund, and comparison of fees and costs charged to the Fund to fees and expenses charged to other mutual funds. The Trustees further concluded that there was no indication that the Advisor’s profitability was unusual, viewed in the context of the services provided, the performance of the Fund, and the fees and profitability of other investment management firms.

Economies of Scale. In reviewing the extent to which economies of scale would be realized by the Fund as it grows and whether fee levels reflect economies of scale, the Trustees considered the breakpoint structure for advisory fees chargeable to the Fund, the demonstrated economies of scale enjoyed by the Fund and other Funds of the Trust as they had grown in size, and economies of scale realized by other mutual funds. The Trustees concluded that the Fund has realized and may reasonably be expected to realize further economies of scale for the benefit of its shareholders as it grows in size.

Ancillary Benefits to Advisor. In reviewing benefits enjoyed by the Advisor because of its relationship with the Fund, the Trustees considered the Advisor’s receipt of certain research services, favorable publicity received by the Advisor because of the superior investment performance of certain Funds of the Trust, and the benefits to the Fund from the Advisor’s expansion of its staffing and other resources to serve a broader variety of investment clients. The Trustees concluded, based upon these and other considerations, that there was no unusual or unfair benefit enjoyed by the Advisor, and that the Fund enjoyed benefits by virtue of the Advisor’s engagement by other investment clients.

Certified Annual Report	41

Trustees’ Statement to Shareholders

Not part of the Certified Annual Report

February 8, 2005

The Trustees are concerned that recent commentaries and opinions reported in the media may confuse investors in general as to the supervisory duties of trustees of mutual funds and, in particular, leave Thornburg Investment Trust shareholders uncertain regarding how we discharge our responsibilities in supervising the Funds’ investment advisor and in reviewing the advisor’s contract for renewal. We decided to spell out clearly three principal guidelines that we follow in supervising the Trust’s investment advisor on your behalf.

We begin with the premise that each shareholder selected his or her Fund because its investments are managed by the investment advisor identified in the prospectus and in accordance with the objective and policies described in the prospectus. We realize, as each of you do, that if you believe that your Fund’s stated objective and policies no longer serve your personal investment goals, you can sell your shares and leave the Fund.

Therefore, we believe that our primary supervisory task – our principal obligation to you – is to assess the nature and quality of the advisor’s services, and to confirm that the advisor actively and competently pursues the Fund’s objective, in accordance with the policies set out in the prospectus. To do this, we meet regularly with management to review your Fund’s portfolio and to discuss the advisor’s specific actions and judgments in pursuing the Fund’s objective. We do not substitute our own judgment for the advisor’s decisions in selecting investments; the advisor is paid to exercise its informed judgment on investment decisions, and we seek to confirm, in reviewing the advisor’s performance, that the advisor is doing just that.

Second, while we are conscious of costs and the effect that costs have on shareholders’ returns, we do not seek the lowest fees or expense ratio as our sole or primary objective. We try to make sure that your Fund’s fees and costs are reasonable in relationship to the services rendered and that they are generally in line with those charged by other expert investment advisors, consistent with our belief that the Fund’s investors searched for and expect that expertise and attention and have decided to pay a reasonable price for it. We do not put the management contract “out to bid” as a matter of course, and we would not do so unless we had concluded that the advisor materially had failed to pursue the Fund’s objectives in accordance with its policies, or for other equally important reasons. We believe that any other approach would be inconsistent with your interests and contrary to your expectations when you bought shares of the Fund in the first place.

Finally, because we believe that most Thornburg Fund shareholders have invested with a long-term perspective, we try not to focus too much on the fashions of the moment and on short-term performance. The market will not favor any specific investment objective or set of policies at all times and under all economic circumstances. A fund will experience periods of both high and low returns relative to other funds and other investments. Even if one of our Funds is not favored by the market at a particular time, we believe that the advisor is nonetheless obliged to remain true to the Fund’s objective and policies, and we watch to see that it does so.

42	This page is not part of the Annual Report.

Planning Options

Retirement and Education Accounts

Thornburg Investment Management offers retirement and education savings accounts that can help you meet a variety of planning challenges. For account applications or further information on any of the accounts below, please call 1-800-847-0200 or go to www.thornburg.com/ira. Your financial advisor can help you determine which plan is right for you.

Individual Retirement Accounts

Individual Retirement Accounts (IRAs) provide a tax-advantaged means to save money for the future. For a detailed outline of the difference between retirement accounts, see www.thornburg.com/ira. Rollovers are available. Call 1-800-847-0200 for more information.

Traditional IRAs – Contributions to Traditional IRAs are tax deductible for eligible individuals, and withdrawals are taxed as additional ordinary income. You may contribute to an IRA if you receive compensation and are under 70 1/2, even if you are covered by an employer retirement plan.

Roth IRAs – Under a Roth IRA, there is no tax deduction for contributions, but there is no income tax on qualified withdrawals. For a more detailed comparison of Traditional and Roth IRAs, please see our web site at www.thornburg.com/ira.

SEP IRAs – Simplified Employee Pension (SEP) IRAs are established by employers. The employer is allowed a tax deduction for contributions made to the SEP Plan and makes contributions to each eligible employee’s SEP IRA on a discretionary basis.

SIMPLE IRAs – Savings Incentive Match Plan for Employees of Small Employers (SIMPLE) is designed to give small business owners a simplified method to establish and contribute to a retirement plan for employees. The employer is allowed a tax deduction for contributions and makes either matching or non-elective contributions to each eligible employee’s SIMPLE IRA. Employees may make salary deferral contributions.

403(b)

A special, tax-advantaged savings vehicle available only to employees of 501(c)(3) organizations, such as charitable, educational, scientific and religious organizations. 403(b) plans are also available to employees of public schools and universities.

Coverdell Education Savings Account

These savings accounts are designed to provide a way to save money for higher education expenses. In an Education Savings Account, earnings and interest grow tax free, and qualified withdrawals used to pay for eligible higher-education expenses are tax- and penalty-free.

Funds Available

The following funds are available in the accounts listed above:

•	Thornburg International Value Fund

•	Thornburg Value Fund

•	Thornburg Core Growth Fund

•	Thornburg Investment Income Builder Fund

•	Thornburg Global Opportunities Fund

•	Thornburg Limited Term U.S. Government Fund

•	Thornburg Limited Term Income Fund

This page is not part of the Annual Report.	43

The Firm

Thornburg Investment Management® is a privately held investment management company based in Santa Fe, New Mexico with assets under management of over $27 billion. Founded in 1982, the firm manages five equity funds, seven bond funds, and separate portfolios for select institutions and individuals.

Investment Philosophy

We seek to preserve and increase the real wealth of the Funds’ shareholders after accounting for inflation, taxes, and investment expenses. We’re committed to disciplined investing and controlling risk in all market environments through laddered bond and focused equity portfolios.

Portfolio Holdings Disclosure

We believe you should know about your portfolio. Our web site keeps investors informed of the Funds’ equity holdings. Go to www.thornburg.com/funds for commentary on our equity fund holdings.

Co-Ownership of Funds

We invest side-by-side with the Funds’ shareholders. Our employees have invested over $130 million in Thornburg Funds.

Investment Manager:	Distributor:

119 East Marcy Street Santa Fe, New Mexico 87501 800.847.0200	119 East Marcy Street Santa Fe, New Mexico 87501 800.847.0200

Thornburg Investment Management®

Strategies for Building Wealth

WINNER
STANDARD & POOR'S BusinessWeek
Excellence in Fund Management Awards
2006

The annual report and accompanying brochure are submitted for the general information of shareholders of the Fund. It is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus. If you have not received a prospectus, one can be obtained from your financial advisor, online at www.thornburg.com/download, or by calling 800-847-0200. Carefully consider information in the prospectus regarding the Fund's investment objectives and policies, risks, sales charges, expenses, experience of its management, marketability of shares, and other information. Read it carefully before you invest or send money. Performance data quoted represents past performance and does not guarantee future results.

Thornburg International Value Fund

I Shares

Informational Brochure and
Annual Report – September 30, 2006

Value knows no boundaries

Thornburg International Value Fund

Value Knows No Boundaries

The Fund seeks long-term capital appreciation by investing in equity and debt securities of all types. As a secondary consideration, the Fund also seeks some current income.

The portfolio is diversified to include basic value stocks, but also includes stocks of companies with consistent earnings characteristics and those of emerging franchises, when, in our opinion, these issues are value priced.

Thornburg Bond Funds

•	Thornburg Limited Term Municipal Fund

•	Thornburg Intermediate Municipal Fund

•	Thornburg California Limited Term Municipal Fund

•	Thornburg New Mexico Intermediate Municipal Fund

•	Thornburg New York Intermediate Municipal Fund

•	Thornburg Limited Term U.S. Government Fund

•	Thornburg Limited Term Income Fund

Thornburg invests in short- and intermediate-term investment grade bonds. We ladder the maturities of individual bonds in the portfolios to moderate risk. Laddering involves building a portfolio of bonds with staggered maturities so that a portion of the portfolio will mature each year. We apply this disciplined process in all interest rate environments.

Thornburg Equity Funds

•	Thornburg Value Fund

•	Thornburg International Value Fund

•	Thornburg Core Growth Fund

•	Thornburg Investment Income Builder Fund

•	Thornburg Global Opportunities Fund

Thornburg’s equity research uses a fundamental, yet comprehensive, analytical approach. We invest when and where we perceive compelling value. Thornburg equity funds focus on a limited number of securities so that each holding can impact performance. The equity team searches for firms believed to have a promising future and seeks to buy shares of those companies at a discount to their intrinsic value.

More information at www.thornburg.com

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Receive your shareholder reports and prospectus online instead of through traditional mail.

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2	This page is not part of the Annual Report.

Message

from the Chairman

Garrett Thornburg

Chairman & CEO

November 10, 2006

Dear Fellow Shareholder:

Thornburg Investment Management has a clear mission: to preserve and increase the real wealth of our shareholders. We seek to accomplish this through a range of equity funds that redefine traditional measures of value and growth and through a family of laddered bond funds that focus on quality, stability and minimizing risk over time.

Confirming our strategy, all Thornburg equity funds are highly ranked within their respective categories over the long term.

The Thornburg equity funds employ a comprehensive approach, which is more inclusive than the traditional deep value or high growth approach to stock selection. You can read much more about the stocks in your Fund’s portfolio, and all Thornburg equity funds, at our web site, www.thornburg.com/funds.

During this decade, the average dividend yield paid by equity and hybrid mutual funds has dipped well below 1%. We established Thornburg Investment Income Builder Fund in late 2002 to be clearly different from other equity/hybrid funds by paying attractive dividends today, with a further goal of increasing these in the future. Our record to date shows clear success in achieving each aspect of this mission.

On the bond side, we have always had a highly disciplined approach of laddering short-and intermediate-bond maturities, seeking to provide both an attractive return and relative stability of principal.

An exciting event occurred recently, Thornburg Investment Management is the first U.S. investment manager to complete the independent certification process and receive the CEFEX Certification for Fiduciary Excellence. The Centre for Fiduciary Excellence (CEFEX) is an independent rating and certification organization, providing comprehensive assessments that measure risk and trustworthiness of investment fiduciaries. We are proud to have received certificate #1 from CEFEX for investment managers.

Thank you for investing with us. We will do our best to continue to earn your trust every day.

Sincerely,

Garrett Thornburg Chairman & CEO

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Important Information

The information presented on the following pages was current as of September 30, 2006. The managers’ views, portfolio holdings, and sector diversification are historical and subject to change. This material should not be deemed a recommendation to buy or sell any of the securities mentioned.

Shares in the Fund carry risks including possible loss of principal. There are special risks associated with international investing, including currency fluctuations, government regulation, political developments, and differences in liquidity. Risks may be associated with investments in emerging markets including illiquidity and volatility. Additionally, the Fund invests a portion of the assets in small capitalization companies which may increase the risk of greater price fluctuations. Funds invested in a limited number of holdings may expose an investor to greater volatility. Shares in the Fund are not deposits or obligations of, or guaranteed or endorsed by, any bank, the Federal Deposit Insurance Corporation, the Federal Reserve Board, or any government agency. There is no guarantee that the Fund will meet its investment objectives.

Minimum investments for Class I shares are higher than those for other classes.

Awards

The Standard & Poor’s/Business Week Excellence in Fund Management award winners are selected based on in-depth interviews with portfolio managers. Winners are chosen from 810 funds rated A or B+ for the five years ended December 31, 2005, in the Business Week Mutual Fund Scoreboard. Ratings are based on risk-adjusted total returns. Eligible funds must also be open to new shareholders, have assets of at least $100 million, a manager with at least 5 years tenure, and minimum investments of less than $26,000.

Established in 1988, the Morningstar Fund Manager of the Year Award recognizes portfolio managers who demonstrate excellent investment skill and the courage to differ from the consensus. To qualify for the award, managers must have not only a great year, but also must have a record of delivering outstanding long-term performance and of aligning their interests with shareholders. The Fund Manager of the Year Award winners are chosen based upon Morningstar’s proprietary research and in-depth evaluation by its senior analysts.

Glossary

The Morgan Stanley Capital International (MSCI) Europe, Australasia, Far East Index (EAFE) – The MSCI EAFE is an unmanaged index. It is a generally accepted benchmark for major overseas markets. Index weightings represent the relative capitalizations of the major overseas markets included in the index on a U.S. dollar adjusted basis. The index is calculated with net dividends reinvested in U.S. dollars. Unless otherwise noted, index returns do not reflect fees, brokerage commissions or other expenses of investing. Investors may not make direct investments into any index.

Beta – A measure of market-related risk. Less than one means the portfolio is less volatile than the index, while greater than one indicates more volatility than the index.

Median Market Capitalization – Market capitalization (market cap) is the total value of a company’s stock, calculated by multiplying the number of outstanding common shares by the current share price. The company whose market cap is in the middle of the portfolio is the median market cap. Half the companies in the portfolio have values greater than the median, and half have values that are less. If there is an even number of companies, then the median is the average of the two companies in the middle.

Price to Book Value (P/B) – A ratio used to compare a stock’s market value to its book value. It is calculated by dividing the current closing price of the stock by the latest quarter’s book value (book value is simply assets minus liabilities).

Price to Cash Flow Ratio – A measure of the market’s expectations of a firm’s future financial health. It is calculated by dividing the price per share by cash flow per share.

Price to Earnings Ratio (P/E) – A valuation ratio of a company’s current share price compared to its per-share earnings. P/E equals a company’s market value per share divided by earnings per share.

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Thornburg International Value Fund

Value Knows No Boundaries

Investing is an art. It is also a science. It requires vision and precision – the vision to recognize opportunity and the precision to use that opportunity to achieve a specific goal.

The greatest success comes to those who strike a balance between the two.

Thornburg International Value Fund strikes such a balance.

The Fund seeks to find bargains in overseas markets. It differs from many other international equity funds in two key ways. First, it focuses on a limited number of stocks; and second, it takes a more comprehensive approach to value investing. This strategy has provided positive returns for shareholders who have been invested since the Fund’s inception in 1998, and earned co-portfolio manager Bill Fries the distinction of Morningstar’s 2003 International Fund Manager of the Year.

Fries’ unassuming and quiet demeanor belies his fierce determination to recognize value and harness it for his shareholders. He brings more than thirty years of investment experience to the process. He also brings a commitment to fundamental, hands-on research. He and co-portfolio managers Wendy Trevisani and Lei Wang are dedicated to a collaborative approach in identifying and analyzing investment ideas. They scour the globe to find the world’s most promising companies at a discount to intrinsic value. The investment team is, in Fries’ words, “in continuous session.” Everybody’s idea is important. Combining “promise and discount” is the team’s mantra for stock selection.

In managing the Thornburg International Value Fund, the team takes a conservative, bottom-up approach to stock selection. The Fund is not predisposed to a geographical region or industry. And, it recognizes no “false gods.” Fries, Trevisani, and Wang use a combination of proprietary screens, financial analysis, collaborative research, and on-site company visits to gauge the intrinsic value of a company and to estimate its potential for future earnings growth. Their current goal is to maintain a portfolio of 50–65 companies diversified by sector, country, region, and economic sensitivity.

Because of the limited number of stocks in the portfolio, every holding counts. Once a company has survived the team’s initial screens, the managers then expand their analysis of what is behind its revenue and cash-generating model. And they take the time to get to know the company, its people and its corporate culture. At the time of purchase, the managers set 12–18 month price targets for each stock. They review those targets as the fundamentals of the stocks change during the course of ownership.

The bottom line? By engendering a wide-open, collegial environment, the managers ensure that information flows freely and that the Fund benefits from the best of the team’s thinking. And because the Fund’s advisor, Thornburg Investment Management®, is located in Santa Fe, New Mexico, we believe the portfolio team avoids the tendency to be trapped by Wall Street’s “pack” instinct. While they have access to the best of Wall Street’s analysis, they are not ruled by it. Their distance from the herd serves to fortify independent and objective thinking.

Foreign markets now account for 52% of world market capitalization. These markets do not all move in sync. When one is up, often another is down. Losses in one may be offset by gains in another. Limiting the number of companies in the portfolio and employing a rigorous sell discipline has enabled the Thornburg team to strike a balance between risk and reward.

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Portfolio Overview

Thornburg International Value Fund

IMPORTANT PERFORMANCE INFORMATION

Performance data quoted represents past performance and does not guarantee future results. Investment return and principal value will fluctuate so that upon redemption, an investor’s shares may be worth more or less than their original cost. Current performance may be lower or higher than the data quoted. For performance data current to the most recent month end, visit www.thornburg.com.

There is no up-front sales charge for Class I shares. I shares are subject to a 1% 30-day redemption fee.

MANAGEMENT TEAM

Front row, L to R: Wendy Trevisani, Bill Fries, Brad Kinkelaar, and Brian McMahon. Back row, L to R: Thomas Garcia, Ed Maran, Lei Wang, Lewis Kaufman, and Vin Walden.

KEY PORTFOLIO ATTRIBUTES

Portfolio P/E Trailing 12-months*	18.1	x
Portfolio Price to Cash Flow*	10.4	x
Portfolio Price to Book Value*	3.0	x
Median Market Cap*	$24.5	B
3-Year Beta (Thornburg vs. MSCI EAFE)*	0.96
Holdings	63

*	Source: FactSet

During the fiscal year ended September 30, 2006, the Class I shares of the Thornburg International Value Fund posted a positive return of 19.76% (at NAV). This compares favorably to the 19.16% return of the MSCI EAFE Index. Once again, holdings in a variety of industries contributed to performance. Our results were largely due to individual stock selection.

Financials, specifically the stocks of international exchanges, were strong contributors. While the deal has not closed, the New York Stock Exchange Group has proposed a merger with Euronext NV, the France-based pan European stock exchange. Other exchanges are considering consolidation as well. As a leading candidate, Deutsche Börse AG has benefited from this trend. Our holding in Hong Kong Exchanges & Clearing Ltd. reacted favorably to stock issuance by companies in China, notably the large banks. Each of these significant new offerings increases the trading volume potential of the Hong Kong Exchange. Average daily trading volume has been steadily rising. Apart from the exchanges, Swiss-based financial services company UBS AG also performed well.

Companies with exposure to energy also performed well, including oil service holding Schlumberger Ltd. As oil companies generate more cash, this company is well positioned to help them spend it on identifying new production opportunities. While the stock has been volatile, trading with oil price movements, we anticipate that Schlumberger will continue to enjoy strong demand for its services and the pricing power to sustain earnings progress. Other superior performers were international oil and gas producers, including Russian company Lukoil Oil Co., China Petroleum and Chemical Corp. (Sinopec), and China Shenhua Energy, which was subsequently sold after achieving our target price.

AVERAGE ANNUAL TOTAL RETURNS*

FOR PERIODS ENDED SEPTEMBER 30, 2006

	YTD	1 Yr	3 Yrs	5 Yrs	Since Inception
I Shares (Incep: 3/30/01)	14.21%	19.76%	22.98%	17.81%	12.80%
MSCI EAFE Index (Since: 3/30/01)	14.49%	19.16%	22.32%	14.26%	9.62%

*	Periods under one year are not annualized.

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CONTRIBUTORS AND DETRACTORS

FOR YEAR ENDED 9/30/06

Top Contributors	Top Detractors
Euronext NV	Tandberg ASA
Hong Kong Exchanges & Clearing, Ltd.	Sogecable SA
America Movil SA de CV	Burberry Group
Schlumberger Ltd.	TomTom NV
Next Group plc	Peugeot SA

Source: Thomson Portfolio Analytics

TOP TEN EQUITY HOLDINGS

As of 9/30/06

UBS AG	3.0%
Rogers Communications, Inc.	2.8%
Roche Holdings AG	2.8%
America Movil SA de CV	2.6%
Eni S.p.A.	2.5%
Amdocs, Ltd.	2.3%
Next Group plc	2.2%
Wal-Mart de Mexico SA de CV	2.1%
Canadian Natural Resources Ltd.	2.0%
Hyundai Motor Co.	2.0%

TOP TEN COUNTRIES

As of 9/30/06

U.K.	18.2%
Japan	14.6%
Switzerland	11.8%
France	8.7%
Germany	6.4%
Canada	6.2%
South Korea	5.2%
Mexico	4.9%
Israel	4.0%
China	3.8%

TOP TEN INDUSTRIES

As of 9/30/06

Energy	9.8%
Pharmaceuticals & Biotechnology	9.8%
Banks	9.8%
Diversified Financials	7.3%
Food & Staples Retailing	5.5%
Consumer Durables & Apparel	5.4%
Media	5.1%
Telecommunication Services	4.9%
Materials	4.8%
Automobiles & Components	4.3%

Telecommunications was another area where the Fund performed well. A standout was Latin American telecommunications holding America Movil SA de CV, the dominant cellular provider in Mexico and Brazil, where penetration rates continue to grow rapidly. Canadian company Rogers Communications Inc. also did well based on its ongoing success in both cable TV and mobile communications. Rogers is one of the few communications and media companies offering consumers the triple play of cable TV, broadband internet access and mobile communications.

The remaining stocks adding to the Fund’s performance were diverse in nature. Amdocs Ltd., a leading provider of billing software and customer care services to telecommunications firms, exhibited strong performance. British retailer NEXT Group plc also contributed significantly, and Danish pharmaceutical company Novo-Nordisk A/S rebounded substantially after displaying weakness in the prior fiscal year.

Although the Fund was up over 19% for the period, not all stocks performed as hoped. Tandberg ASA, a leading provider of video conferencing services, was the largest detractor to performance. The stock sold off amid concern about future sales and the unexpected departure of the CEO. Spanish media company Sogecable SA declined on potential changes to its competitive position regarding the sports content of its cable programming. Burberry Group sold off on earnings concerns and the announcement that Rose Marie Bravo, the high-profile CEO, would step down after her current contract expired. TomTom NV’s weakness was triggered by leading electronics manufacturer Philips NV entering the navigational device market in Europe, where TomTom currently has over 50% market share. Vodafone Group plc underperformed against a backdrop of

Continued on page 8

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Portfolio Overview

Thornburg International Value Fund, Continued

weak Japanese markets and higher capital spending requirements. French automaker Peugeot SA also struggled, centered on the risk that the new model “207” introduction might not be enough to resume long-term growth with margins pressured by high raw material and labor costs. OPAP SA, the leading gaming company in Greece detracted from performance as the launch of betting on Greek football was delayed. We remain hopeful about the longer-term prospects for these companies and will continue to monitor their progress carefully.

The Thornburg International Value Fund continues to be diversified by industry and geography. As of the end of the fiscal year, the Fund was invested in 61 companies spread across 19 countries and 22 industries. While we continually tune our investment process, our goal remains unchanged – to provide competitive, long-term returns to our shareholders.

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2006

Certified Annual Report

Thornburg International Value Fund

I Shares – September 30, 2006

This report is certified under the Sarbanes-Oxley Act of 2002, which requires that public companies, including mutual funds, affirm that the information provided in their annual and semiannual shareholder reports fully and fairly represents their financial position.

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Letter to Shareholders

William V. Fries, CFA

Co-Portfolio Manager

Wendy Q. Trevisani

Co-Portfolio Manager

Lei Wang, CFA

Co-Portfolio Manager

October 27, 2006

Dear Shareholder:

The fiscal year ended September 30, 2006 was a good year for our Fund. The net asset value per share (NAV) of the Class I shares on September 30, 2006, was $26.99. One year ago on September 30, 2005, the NAV was $23.19. Total return for the Fund’s I shares for the most recent period was 19.76% (at NAV) compared with 19.16% for the MSCI EAFE Index. Portfolio gains were broadly based with notable performance from financial service, telecommunications service, health care, retail, and energy related issues. Contribution to returns by geography was also broadly based with holdings in the developed markets of Europe providing the biggest component of portfolio gains. Our positions in Hong Kong and Canada, as well as several emerging markets including Mexico, Israel, South Korea, and China, also contributed to the gains. For details on performance by share class, please refer to the performance summary on page 31.

These good results were achieved in an international environment that was indeed challenging. Progress in reducing the economic and emotional drain of near civil war in Iraq has not occurred as hoped and the lingering Taliban resistance in Afghanistan has taken its toll. North Korea and Iran also kept anxiety levels high by fostering nuclear proliferation. Add in a short war in Lebanon between Hezbollah and Israel, high commodity costs, and a fair amount of political and corporate scandal, and the surprise is just how good investment results have been. However, not all stocks performed as we would have liked. Detractors to performance included issues with disappointing fundamentals, several of which have been eliminated from the portfolio.

Ultimately, earnings progress is the most important value creation mechanism of public companies, and here there was mostly good news. In classic fashion, the economic expansion in most parts of the developed world has supported corporate profit growth. Emerging market economies continued their robustness and did not buckle as their markets traded lower in late spring. The solid earnings progress reflected in financial markets was a material contributor to our results for the year. Rising security prices on higher trading volumes powered earnings of securities exchange shares, three of which were among our top contributors to performance. These prospects for consolidation of the global exchanges complement good earnings.

The view from where we are today is as opaque as ever. Yet a few things seem fairly clear. Emerging markets, especially China, are fueling global economic development and will likely continue to do so. Developed market economies are experiencing modest growth. Some of the stocks that performed so well last year may not deliver an encore. Our philosophy of investing in a diverse array of promising companies offered at a discount focuses on holdings in three categories: Basic Value, Consistent Earners, and

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Emerging Franchises. This strategy affords us the opportunity to construct a dynamic portfolio that produces competitive returns. We will be diligent in pursuit of this investment objective. As in the past, successful investing will require insight, discipline, and energetic effort, which we are prepared to provide.

On February 1, 2006, Wendy Trevisani and Lei Wang were promoted to co-portfolio managers of the Thornburg International Value Fund. Both have contributed to the Fund’s past success and bring a range of experience to the Fund’s management. The promotions of Wendy and Lei enhance our decision making process and improve the prospects of the Fund’s continued success.

Thank you for your trust and confidence. In the period ahead, each of us remains dedicated to finding investments that can help you achieve your goal of long-term capital appreciation. You can review descriptions of many of the stocks in your portfolio at your leisure by going to our web site, www.thornburg.com/funds.

Sincerely,

William V. Fries, CFA Co-Portfolio Manager Managing Director	Wendy Q. Trevisani Co-Portfolio Manager Managing Director	Lei Wang, CFA Co-Portfolio Manager Managing Director

The matters discussed in this report may constitute forward-looking statements made pursuant to the safe harbor provisions of the Securities Litigation Reform Act of 1995. These include any advisor or portfolio manager prediction, assessment, analysis or outlook for individual securities, industries, investment styles, market sectors and/or markets. These statements involve risks and uncertainties. In addition to the general risks described for each fund in its current prospectus, other factors bearing on these reports include the accuracy of the advisor’s or portfolio manager’s forecasts and predictions, the appropriateness of the investment strategies designed by the advisor or portfolio manager, and the ability of the advisor or portfolio manager to implement their strategies efficiently and successfully. Any one or more of these factors, as well as other risks affecting the securities markets generally, could cause the actual results of any fund to differ materially as compared to its benchmarks.

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STATEMENT OF ASSETS AND LIABILITIES

Thornburg International Value Fund	September 30, 2006

ASSETS
Investments at value (cost $ 6,925,472,340)	$8,294,285,809
Cash	2,164,902
Cash denominated in foreign currency (cost $ 2,440,841)	2,412,152
Receivable for investments sold	14,131,675
Receivable for fund shares sold	56,528,636
Unrealized gain on forward exchange contracts (Note 7)	8,298,655
Dividends receivable	17,958,598
Prepaid expenses and other assets	70,555

Total Assets	8,395,850,982

LIABILITIES
Payable for securities purchased	206,749,446
Payable for fund shares redeemed	7,228,502
Unrealized loss on forward exchange contracts (Note 7)	8,755,735
Payable to investment advisor and other affiliates (Note 3)	7,372,469
Deferred tax payable	393,320
Accounts payable and accrued expenses	2,170,086
Dividends payable	7,073

Total Liabilities	232,676,631

NET ASSETS	$8,163,174,351

NET ASSETS CONSIST OF:
Undistributed net investment income	$11,154,896
Net unrealized appreciation on investments	1,367,833,610
Accumulated net realized gain (loss)	140,862,331
Net capital paid in on shares of beneficial interest	6,643,323,514

$8,163,174,351

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STATEMENT OF ASSETS AND LIABILITIES, CONTINUED
Thornburg International Value Fund	September 30, 2006

NET ASSET VALUE:
Class A Shares:
Net asset value and redemption price per share ($4,261,891,691 applicable to 160,755,368 shares of beneficial interest outstanding - Note 4)
$26.51
Maximum sales charge, 4.50% of offering price	1.25

Maximum offering price per share	$27.76

Class B Shares:
Net asset value and offering price per share * ( $82,799,033 applicable to 3,275,280 shares of beneficial interest outstanding - Note 4)	$25.28

Class C Shares:
Net asset value and offering price per share * ($1,290,250,111 applicable to 50,852,504 shares of beneficial interest outstanding - Note 4)	$25.37

Class I Shares:
Net asset value, offering and redemption price per share ($2,034,453,257 applicable to 75,380,489 shares of beneficial interest outstanding - Note 4)	$26.99

Class R1 Shares:
Net asset value, offering and redemption price per share ($445,081,315 applicable to 16,744,118 shares of beneficial interest outstanding - Note 4)	$26.58

Class R5 Shares:
Net asset value, offering and redemption price per share ($48,698,944 applicable to 1,805,397 shares of beneficial interest outstanding - Note 4)	$26.97

*	Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

See notes to financial statements.

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STATEMENT OF OPERATIONS

Thornburg International Value Fund	Year Ended September 30, 2006

INVESTMENT INCOME:
Dividend income (net of foreign taxes withheld of $ 8,584,629)	$145,220,175
Interest income	12,147,539

Total Income	157,367,714

EXPENSES:
Investment advisory fees (Note 3)	43,385,857
Administration fees (Note 3)
Class A Shares	4,097,485
Class B Shares	83,236
Class C Shares	1,230,689
Class I Shares	709,680
Class R1 Shares	347,618
Class R5 Shares	15,290
Distribution and service fees (Note 3)
Class A Shares	8,213,836
Class B Shares	667,297
Class C Shares	9,873,128
Class R1 Shares	1,394,945
Transfer agent fees
Class A Shares	4,909,675
Class B Shares	117,733
Class C Shares	1,186,711
Class I Shares	1,198,847
Class R1 Shares	487,526
Class R5 Shares	17,658
Registration and filing fees
Class A Shares	153,010
Class B Shares	19,476
Class C Shares	68,641
Class I Shares	138,287
Class R1 Shares	25,833
Class R5 Shares	16,039
Custodian fees (Note 3)	2,953,341
Professional fees	216,910
Accounting fees	412,925
Trustee fees	145,890
Other expenses	1,353,758

Total Expenses	83,441,321
Less:
Expenses reimbursed by investment advisor (Note 3)	(435,705)
Fees paid indirectly (Note 3)	(252,611)

Net Expenses	82,753,005

Net Investment Income	$74,614,709

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STATEMENT OF OPERATIONS, CONTINUED
Thornburg International Value Fund	Year Ended September 30, 2006

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) on:
Investments sold	$168,728,897
Foreign currency transactions	(51,283,061)

117,445,836

Net change in unrealized appreciation (depreciation) on:
Investments (net of change in deferred taxes payable of $ 356,490)	766,113,166
Foreign currency translations	20,620,538

786,733,704

Net Realized and Unrealized Gain	904,179,540

Net Increase in Net Assets Resulting From Operations	$978,794,249

See notes to financial statements.

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STATEMENTS OF CHANGES IN NET ASSETS

Thornburg International Value Fund

	Year Ended September 30, 2006	Year Ended September 30, 2005
INCREASE (DECREASE) IN NET ASSETS FROM:

OPERATIONS:
Net investment income	$74,614,709	$21,959,200
Net realized gain on investments and foreign currency transactions	117,445,836	95,560,759
Increase (Decrease) in unrealized appreciation (depreciation) on investments, foreign currency translation, and deferred taxes	786,733,704	491,406,584

Net Increase (Decrease) in Net Assets Resulting from Operations	978,794,249	608,926,543

DIVIDENDS TO SHAREHOLDERS:
From net investment income
Class A Shares	(31,195,911)	(15,978,639)
Class B Shares	(183,287)	(42,865)
Class C Shares	(3,436,661)	(1,295,932)
Class I Shares	(19,772,460)	(9,263,083)
Class R1 Shares	(2,966,495)	(831,509)
Class R5 Shares	(469,362)	(63,095)
From realized gains
Class A Shares	(42,242,602)	—
Class B Shares	(917,829)	—
Class C Shares	(12,682,161)	—
Class I Shares	(16,701,676)	—
Class R1 Shares	(2,457,320)	—
Class R5 Shares	(259,590)	—

FUND SHARE TRANSACTIONS (NOTE 4):
Class A Shares	1,592,927,792	914,862,678
Class B Shares	26,257,162	17,432,995
Class C Shares	519,539,149	296,865,675
Class I Shares	943,931,604	475,565,309
Class R1 Shares	290,585,064	94,648,632
Class R5 Shares	30,251,506	13,789,338

Net Increase in Net Assets	4,249,001,172	2,394,616,047

NET ASSETS:
Beginning of year	3,914,173,179	1,519,557,132

End of year	$8,163,174,351	$3,914,173,179

Undistributed net investment income	$11,154,896	—

See notes to financial statements.

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NOTES TO FINANCIAL STATEMENTS

Thornburg International Value Fund	September 30, 2006

NOTE 1 – ORGANIZATION

Thornburg International Value Fund, hereinafter referred to as the “Fund,” is a diversified series of Thornburg Investment Trust (the “Trust”). The Trust was organized as a Massachusetts business trust under a Declaration of Trust dated June 3, 1987 and is registered as a diversified, open-end management investment company under the Investment Company Act of 1940, as amended. The Trust is currently issuing eleven series of shares of beneficial interest in addition to those of the Fund: Thornburg Limited Term Municipal Fund, Thornburg California Limited Term Municipal Fund, Thornburg Limited Term U.S. Government Fund, Thornburg New Mexico Intermediate Municipal Fund, Thornburg Intermediate Municipal Fund, Thornburg Limited Term Income Fund, Thornburg Value Fund, Thornburg Core Growth Fund, Thornburg New York Intermediate Municipal Fund, Thornburg Investment Income Builder Fund, and Thornburg Global Opportunities Fund. Each series is considered to be a separate entity for financial reporting and tax purposes and bears expenses directly attributable to it. The Fund seeks long-term capital appreciation by investing primarily in equity and debt securities of all types. The secondary, non-fundamental goal of the Fund is to seek some current income.

The Fund currently offers six classes of shares of beneficial interest: Class A, Class B, Class C, Institutional Class (Class I), and Retirement Classes (Class R1 and Class R5). Each class of shares of a Fund represents an interest in the same portfolio of investments of the Fund, except that (i) Class A shares are sold subject to a front-end sales charge collected at the time the shares are purchased and bear a service fee, (ii) Class B shares are sold at net asset value without a sales charge at the time of purchase, but are subject to a contingent deferred sales charge upon redemption and bear both a service fee and distribution fee, (iii) Class C shares are sold at net asset value without a sales charge at the time of purchase, but are subject to a contingent deferred sales charge upon redemption within one year, and bear a service fee and a distribution fee, (iv) Class I shares are sold at net asset value without a sales charge at the time of purchase, (v) Class R1 shares are sold at net asset value without a sales charge at the time of purchase, but bear both a service fee and distribution fee, (vi) Class R5 shares are sold at net asset value without a sales charge at the time of purchase, and (vii) the respective classes may have different reinvestment privileges and conversion rights. Additionally, the Fund may allocate among its classes certain expenses, to the extent allowable to specific classes, including transfer agent fees, government registration fees, certain printing and postage costs, and administrative and legal expenses. Currently, class specific expenses of the Fund are limited to service and distribution fees, administration fees and certain registration and transfer agent expenses. Class B shares of the Fund outstanding for eight years will convert to Class A shares of the Fund.

NOTE 2 – SIGNIFICANT ACCOUNTING POLICIES

Significant accounting policies of the Trust are as follows:

Valuation of Securities: Investments are stated at value based on latest sales prices, normally at 4:00 pm EST reported on national securities exchanges on the last business day of the period. Investments for which no sale is reported are valued at the mean between bid and asked prices or in accordance with such other method as the Trustees may authorize. In any case where a market quotation is not readily available, the Trust’s valuation and pricing committee determines a fair value for the investment using factors approved by the Trustees. Short term obligations having remaining maturities of 60 days or less are valued at amortized cost, which approximates market value.

Foreign Currency Translation: Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the exchange rate of such currencies against the U.S. dollar on the date of valuation. Purchases and sales of securities and income items denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the translation date. When the Fund purchases or sells foreign securities it will customarily enter into a foreign exchange contract to minimize foreign exchange risk from the trade date to the settlement date of such transactions.

The Fund does not separately report the effect of changes in foreign exchange rates from changes in market prices on securities held. Such changes are included in net realized and unrealized gain or loss from investments.

Reported net realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund’s books, and the U.S. dollar equivalent of the amounts actually received or paid.

Net unrealized foreign exchange gains and losses arise from changes in the fair value of assets and liabilities, other than investments in securities at fiscal period end, resulting from changes in exchange rates.

Deferred Taxes: The Fund is subject to a tax imposed on net realized gains of securities of certain foreign countries. The Fund records an estimated deferred tax liability for net unrealized gains on these securities as reflected in the accompanying financial statements.

Federal Income Taxes: It is the policy of the Trust to comply with the provisions of the Internal Revenue Code applicable to “regulated investment companies” and to distribute all taxable income, including any net realized gain on investments of the Fund to the shareholders. Therefore, no provision for Federal income taxes is required.

When-Issued and Delayed Delivery Transactions: The Trust may engage in when-issued or delayed delivery transactions. To the extent the Trust engages in such transactions, it will do so for the purpose of acquiring portfolio securities consistent with the Fund’s investment objectives and not for the purpose of investment leverage or to speculate on interest rate and or market

Certified Annual Report	17

NOTES TO FINANCIAL STATEMENTS, CONTINUED
Thornburg International Value Fund	September 30, 2006

changes. At the time the Trust makes a commitment to purchase a security on a when-issued basis, the Fund will record the transaction and reflect the value in determining its net asset value. When effecting such transactions, assets of an amount sufficient to make payment for the portfolio securities to be purchased will be segregated on the Fund’s records on the trade date. Securities purchased on a when-issued or delayed delivery basis do not earn interest until the settlement date.

Dividends: Dividends to shareholders are generally paid quarterly and are reinvested in additional shares of the Fund at net asset value per share at the close of business on the dividend payment date or, at the shareholder’s option, paid in cash. Net realized capital gains, to the extent available, will be distributed at least annually. Distributions to shareholders are based on income tax regulations and therefore, their characteristics may differ for financial statement and tax purposes.

General: Securities transactions are accounted for on a trade date basis. Interest income is accrued as earned and dividend income is recorded on the ex-dividend date. Certain income from foreign securities is recognized as soon as information is available to the Fund. Realized gains and losses from the sale of securities are recorded on an identified cost basis. Net investment income (other than class specific expenses) and realized and unrealized gains and losses are allocated daily to each class of shares based upon the relative net asset value of outstanding shares of each class of shares at the beginning of the day (after adjusting for the current share activity of the respective class). Expenses common to all funds are allocated among the funds comprising the Trust based upon their relative net asset values or other appropriate allocation methods.

Guarantees and Indemnifications: Under the Trust’s organizational documents, its officers and Trustees are indemnified against certain liability arising out of the performance of their duties to the Fund. Additionally, in the normal course of business the Trust enters into contracts with service providers that contain general indemnification clauses. The Trust’s maximum exposure under these arrangements is unknown. However, based on experience, the Trust expects the risk of loss to be remote.

Use of Estimates: The preparation of financial statements, in conformity with generally accepted accounting principles, requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

NOTE 3 – INVESTMENT ADVISORY FEE AND OTHER TRANSACTIONS WITH AFFILIATES

Pursuant to an investment advisory agreement, Thornburg Investment Management, Inc. (the “Advisor”) serves as the investment advisor and performs services to the Fund for which the fees are payable at the end of each month. For the year ended September 30, 2006, these fees were payable at annual rates ranging from .875 of 1% to .675 of 1% per annum of the average daily net assets of the Fund depending on the Fund’s asset size. The Fund also has an administrative services agreement with the Advisor, whereby the Advisor will perform certain administrative services for the shareholders of each class of the Fund’s shares, and for which fees will be payable at an annual rate of up to .125 of 1% per annum of the average daily net assets attributable to each class of shares. For the year ended September 30, 2006, the Advisor voluntarily reimbursed certain class specific expenses and administrative fees of $433,081 for Class R1 shares, and $2,624 for Class R5 shares.

The Trust has an underwriting agreement with Thornburg Securities Corporation (the “Distributor”, an affiliate of the Advisor), which acts as the Distributor of the Fund’s shares. For the year ended September 30, 2006, the Distributor has advised the Fund that it earned net commissions aggregating $797,579 from the sale of Class A shares of the Fund, and collected contingent deferred sales charges aggregating $146,354 from redemptions of Class C shares of the Fund.

Pursuant to a service plan under Rule 12b-1 of the Investment Company Act of 1940, the Fund may reimburse to the Advisor an amount not to exceed .25 of 1% per annum of its average daily net assets attributable to each class of shares of the Fund for payments made by the Advisor to securities dealers and other financial institutions to obtain various shareholder and distribution related services. The Advisor may pay out of its own resources additional expenses for distribution of the Fund’s shares.

The Trust has also adopted distribution plans pursuant to Rule 12b-1, applicable only to the Fund’s Class B, Class C, and Class R1, shares under which the Fund compensates the Distributor for services in promoting the sale of Class B, Class C, and Class R1 shares of the Fund at an annual rate of up to .75 of 1% per annum of the average daily net assets attributable to Class B, Class C, and Class R1 shares. Total fees incurred by the Distributor for each class of shares of the Fund under their respective service and distribution plans for the year ended September 30, 2006, are set forth in the Statement of Operations.

The Trust has an agreement with the custodian bank to indirectly pay a portion of the custodian’s fees through credits earned by the Fund’s cash on deposit with the bank. This deposit agreement is an alternative to overnight investments. Custodial fees have been adjusted to reflect amounts that would have been paid without this agreement, with a corresponding adjustment reflected as fees paid indirectly in the Statement of Operations. For the year ended September 30, 2006, fees paid indirectly were $252,611. This figure may include additional fees waived by the Custodian.

Certain officers and Trustees of the Trust are also officers and/or Directors of the Advisor and Distributor. The compensation of independent Trustees is borne by the Trust.

18	Certified Annual Report

NOTES TO FINANCIAL STATEMENTS, CONTINUED
Thornburg International Value Fund	September 30, 2006

NOTE 4 – SHARES OF BENEFICIAL INTEREST

At September 30, 2006, there were an unlimited number of shares of beneficial interest authorized. Transactions in shares of beneficial interest were as follows:

	Year Ended September 30, 2006		Year Ended September 30, 2005
	Shares	Amount	Shares	Amount
Class A Shares
Shares sold	87,468,381	$2,184,068,553	60,454,538	$1,242,916,897
Shares issued to shareholders in reinvestment of dividends	2,262,190	54,173,870	516,124	11,403,851
Shares repurchased	(25,705,411)	(645,390,435)	(16,431,651)	(339,552,808)
Redemption fees received**	—	75,804	—	94,738

Net Increase (Decrease)	64,025,160	$1,592,927,792	44,539,011	$914,862,678

Class B Shares
Shares sold	1,253,957	$29,894,373	984,619	$19,222,274
Shares issued to shareholders in reinvestment of dividends	38,925	851,686	1,513	33,010
Shares repurchased	(185,951)	(4,489,669)	(92,953)	(1,822,289)
Redemption fees received**	—	772	—	—

Net Increase (Decrease)	1,106,931	$26,257,162	893,179	$17,432,995

Class C Shares
Shares sold	25,567,387	$611,156,817	16,705,254	$329,116,035
Shares issued to shareholders in reinvestment of dividends	413,698	9,175,773	34,263	741,499
Shares repurchased	(4,179,001)	(100,805,360)	(1,663,255)	(32,991,859)
Redemption fees received**	—	11,919	—	—

Net Increase (Decrease)	21,802,084	$519,539,149	15,076,262	$296,865,675

Class I Shares
Shares sold	43,224,765	$1,106,710,515	25,541,204	$537,358,303
Shares issued to shareholders in reinvestment of dividends	1,101,563	27,170,524	305,722	6,870,416
Shares repurchased	(7,420,547)	(189,981,388)	(3,256,726)	(68,691,746)
Redemption fees received**	—	31,953	—	28,336

Net Increase (Decrease)	36,905,781	$943,931,604	22,590,200	$475,565,309

Class R1 Shares
Shares sold	14,043,775	$352,814,313	5,096,497	$105,840,553
Shares issued to shareholders in reinvestment of dividends	176,361	4,335,854	24,709	559,227
Shares repurchased	(2,651,401)	(66,568,696)	(558,900)	(11,751,148)
Redemption fees received**	—	3,593	—	—

Net Increase (Decrease)	11,568,735	$290,585,064	4,562,306	$94,648,632

Certified Annual Report	19

NOTES TO FINANCIAL STATEMENTS, CONTINUED
Thornburg International Value Fund	September 30, 2006

	Year Ended September 30, 2006		Year Ended September 30, 2005
	Shares	Amount	Shares	Amount
Class R5 Shares*
Shares sold	1,365,851	$35,030,651	620,945	$13,726,467
Shares issued to shareholders in reinvestment of dividends	28,818	726,553	2,722	63,095
Shares repurchased	(212,929)	(5,506,089)	(10)	(224)
Redemption fees received**	—	391	—	—

Net Increase (Decrease)	1,181,740	$30,251,506	623,657	$13,789,338

*	Sale of Class R5 shares commenced February 1, 2005.

**	The Fund charges a redemption fee of 1% of the Class A & Class I shares exchanged within 30 days of purchase. Prior to February 1, 2006, the Fund charged a redemption fee of 1% of the Class A & Class I shares exchanged within 90 days of purchase. Redemption fees charged to any Class are allocated to all Classes upon receipt of payment based on relative net asset values of each Class or other appropriate allocation methods.

NOTE 5 – SECURITIES TRANSACTIONS

For the year ended September 30, 2006, the Fund had purchase and sale transactions of investment securities (excluding short-term investments) of $5,220,720,973 and $2,130,274,583, respectively.

NOTE 6 – INCOME TAXES

At September 30, 2006, information on the tax components of capital is as follows:

Cost of investments for tax purpose	$6,937,991,812

Gross unrealized appreciation on a tax basis	$1,428,824,168
Gross unrealized depreciation on a tax basis	(72,530,171)

Net unrealized appreciation (depreciation) on investments (tax basis)	$1,356,293,997

Distributable earnings – ordinary income	$11,154,896
Distributable capital gains	$140,862,331

In order to account for permanent book/tax differences, the Fund decreased undistributed net investment income by $3,494,640, decreased net capital paid in on shares of beneficial interest by $43,087, and increased accumulated net realized investment gain by $3,537,727. This reclassification has no impact on the net asset value of the Fund. Reclassifications result primarily from foreign capital gains tax, excise tax, and currency gains/losses.

The tax character of distributions paid during the year ended September 30, 2006, and September 30, 2005, was as follows:

	2006	2005
Distributions from:
Ordinary income	$74,137,360	$27,475,123
Capital gains	$59,147,994	$—

At September 30, 2006, the Fund has deferred tax basis currency losses occurring subsequent to October 31, 2005 of $2,558,536. For tax purposes, such losses will be reflected in the year ending September 30, 2007.

New Accounting Pronouncement:

On July 13, 2006, the Financial Accounting Standards Board issued Interpretation No. 48, “Accounting for Uncertainty in Income Taxes – an Interpretation of FASB Statement No. 109” (the “Interpretation”). The Interpretation prescribes a comprehensive model for how a company, including the Fund, should recognize, measure, present and disclose in its financial statements uncertain tax positions that the company has taken or expects to take on income tax returns, and also revises certain disclosure requirements. The Interpretation is effective for fiscal years beginning after December 15, 2006. Management has recently begun to evaluate the application of the Interpretation to the Fund and is not in a position at this time to estimate the significance of its impact, if any, on the Fund’s financial statements.

NOTE 7 – FINANCIAL INSTRUMENTS WITH OFF-BALANCE SHEET RISK AND FOREIGN INVESTMENT RISK

During the year ended September 30, 2006, the Fund was a party to financial instruments with off-balance sheet risks, primarily currency forward exchange contracts. A forward exchange contract is an agreement between two parties to exchange different currencies at a specified rate at an agreed upon future date. These contracts are purchased in order to minimize the risk to the Fund with respect to its foreign stock transactions from adverse changes in the relationship between the U.S. dollar and foreign currencies. In each case these contracts have been initiated in conjunction with foreign stock transactions. These instruments may involve market risks in excess of the amount recognized on the Statement of Assets and Liabilities. Such risks would arise from the possible inability of counterparties to meet the terms of their contracts, future movement in currency value and interest rates and contract positions that are not exact offsets. These contracts are reported in the financial statements at the Fund’s net equity, as measured by the difference between the forward exchange rates at the reporting date and the forward exchange rates at the dates of entry into the contract. There are special risks associated with international investing, including currency fluctuations, government regulation, political developments, and differences in liquidity.

20	Certified Annual Report

NOTES TO FINANCIAL STATEMENTS, CONTINUED
Thornburg International Value Fund	September 30, 2006

CONTRACTS TO SELL:

Contracts		Contract Value Date	Unrealized Gain (Loss)
710,000,000	Mexican Peso for 64,324,412 USD	October 04, 2006	$(312,905)
2,380,000	Pound Sterling for 4,443,460 USD	December 05, 2006	(14,189)
85,000,000	Pound Sterling for 158,695,000 USD	December 05, 2006	(506,740)
905,000,000	Mexican Peso for 79,834,157 USD	December 06, 2006	(2,281,667)
1,250,000,000	Mexican Peso for 108,583,292 USD	December 14, 2006	(4,783,825)

Unrealized loss from forward Sell contracts:			(7,899,326)

2,440,000,000	Indian Rupee for 53,803,749 USD	October 04, 2006	528,155
79,000,000	Euro Dollar for 103,121,860 USD	December 06, 2006	2,521,449
890,000,000	Mexican Peso for 81,361,758 USD	December 06, 2006	606,970
240,000,000	Euro Dollar for 310,024,800 USD	January 10, 2007	3,895,768
90,000,000	Euro Dollar for 115,544,700 USD	January 10, 2007	746,313

Unrealized gain from forward Sell contracts:			8,298,655

Net unrealized gain (loss) from forward Sell contracts:			$399,329

CONTRACTS TO BUY:
Contracts		Contract Value Date	Unrealized Gain (Loss)
2,440,000,000	Indian Rupee for 54,132,002 USD	October 04, 2006	$(856,409)

Net unrealized gain (loss) from forward Buy contracts:			$(856,409)

Net unrealized gain (loss) from forward Exchange contracts:			$(457,080)

Certified Annual Report	21

FINANCIAL HIGHLIGHTS

Thornburg International Value Fund

	Year Ended September 30,
Class I Shares:	2006	2005	2004	2003	2002
PER SHARE PERFORMANCE (for a share outstanding throughout the year)+

Net asset value, beginning of year	$23.19	$18.48	$15.13	$11.96	$12.40

Income from investment operations:
Net investment income (loss)	0.43	0.28	0.24	0.14	0.10
Net realized and unrealized gain (loss) on investments	4.06	4.72	3.11	3.03	(0.54)

Total from investment operations	4.49	5.00	3.35	3.17	(0.44)

Less dividends from:
Net investment income	(0.29)	(0.29)	—	—	—
Realized capital gains	(0.40)	—	—	—	—

Total dividends	(0.69)	(0.29)	—	—	—

Change in net asset value	3.80	4.71	3.35	3.17	(0.44)

NET ASSET VALUE, end of year	$26.99	$23.19	$18.48	$15.13	$11.96

RATIOS/SUPPLEMENTAL DATA

Total return	19.76%	27.15%	22.14%	26.51%	(3.55)%
Ratios to average net assets:
Net investment income (loss)	1.67%	1.32%	1.35%	1.07%	0.71%
Expenses, after expense reductions	0.94%	0.99%	0.99%	0.99%	0.99%
Expenses, after expense reductions and net of custody credits	0.94%	0.99%	0.99%	0.99%	0.99%
Expenses, before expense reductions	0.94%	1.02%	1.11%	1.25%	1.28%

Portfolio turnover rate	36.58%	34.17%	35.84%	58.35%	28.39%

Net assets at end of year (000)	$2,034,453	$892,216	$293,583	$33,511	$19,187

+	Based on weighted average shares outstanding.

22	Certified Annual Report

SCHEDULE OF INVESTMENTS

Thornburg International Value Fund	September 30, 2006

CUSIPS: CLASS A - 885-215-657, CLASS B - 885-215-616, CLASS C - 885-215-640, CLASS I - 885-215-566, CLASS R1 - 885-215-525, CLASS R5 - 885-215-368 NASDAQ SYMBOLS: CLASS A - TGVAX, CLASS B - THGBX, CLASS C - THGCX, CLASS I - TGVIX, CLASS R1 - TGVRX, CLASS R5 - TIVRX

SUMMARY OF INDUSTRY EXPOSURE

As of 9/30/06

Energy	9.8%
Pharmaceuticals & Biotechnology	9.8%
Banks	9.8%
Diversified Financials	7.3%
Food & Staples Retailing	5.5%
Consumer Durables & Apparel	5.4%
Media	5.1%
Telecommunication Services	4.9%
Materials	4.8%
Automobiles & Components	4.3%
Capital Goods	3.8%
Household & Personal Products	3.8%
Software & Services	3.6%
Food Beverage & Tobacco	3.5%
Insurance	2.9%
Transportation	2.9%
Consumer Services	2.2%
Retailing	2.2%
Utilities	1.7%
Semiconductors & Equipment	1.4%
Commercial Services & Supplies	1.3%
Real Estate	0.9%
Other Assets & Cash Equivalents	3.1%

SUMMARY OF COUNTRY EXPOSURE

As of 9/30/06 (percent of equity holdings)

U.K.	18.2%
Japan	14.6%
Switzerland	11.8%
France	8.7%
Germany	6.4%
Canada	6.2%
South Korea	5.2%
Mexico	4.9%
Israel	4.0%
China	3.8%
Hong Kong	2.6%
Italy	2.6%
Netherlands	2.5%
South Africa	2.0%
Denmark	1.8%
Greece	1.7%
Brazil	1.3%
Russia	1.2%
India	0.5%

Certified Annual Report	23

SCHEDULE OF INVESTMENTS, CONTINUED
Thornburg International Value Fund	September 30, 2006

	Shares/ Principal Amount	Value
COMMON STOCK — 96.81%
AUTOMOBILES & COMPONENTS — 4.26%
AUTOMOBILES — 4.26%
Hero Honda Motors Ltd.	2,116,903	$35,875,010
Hyundai Motor Co.	1,908,900	163,395,224
Toyota Motor Corp.	2,730,200	148,541,390

		347,811,624

BANKS — 9.75%
COMMERCIAL BANKS — 9.75%
Bank of China Ltd.+	143,848,300	61,847,606
Bank of Fukuoka Ltd.	8,252,000	60,631,220
Bank of Yokohama	15,361,410	121,068,740
Barclays plc	11,052,400	139,417,828
China Merchants Bank Co., Ltd.	4,538,000	6,394,994
Lloyds TSB Group plc	12,690,300	128,134,229
Royal Bank of Scotland Group plc	4,227,200	145,491,073
Shinhan Financial Group Co.	2,945,760	132,766,209

		795,751,899

CAPITAL GOODS — 3.82%
AEROSPACE & DEFENSE — 1.27%
Embraer Brasileira de Aeronautica ADR	2,647,228	103,956,643
MACHINERY — 2.55%
Fanuc Ltd.	1,244,900	97,271,000
Komatsu Ltd.	6,416,200	110,924,136

		312,151,779

COMMERCIAL SERVICES & SUPPLIES — 1.28%
COMMERCIAL SERVICES & SUPPLIES — 1.28%
Secom Co.	2,110,600	104,635,678

		104,635,678

CONSUMER DURABLES & APPAREL — 5.36%
HOUSEHOLD DURABLES — 1.61%
Sharp Corp.	7,639,211	131,096,630
TEXTILES, APPAREL & LUXURY GOODS — 3.75%
Adidas-Salomon AG	3,247,300	152,840,483
LVMH Moet Hennessy Louis Vuitton SA	1,488,896	153,472,234

		437,409,347

24	Certified Annual Report

SCHEDULE OF INVESTMENTS, CONTINUED
Thornburg International Value Fund	September 30, 2006

	Shares/ Principal Amount	Value
CONSUMER SERVICES — 2.19%
HOTELS RESTAURANTS & LEISURE — 2.19%
Carnival plc	981,100	$46,914,382
OPAP SA	3,926,212	131,996,283

		178,910,665

DIVERSIFIED FINANCIALS — 7.36%
CAPITAL MARKETS — 3.04%
UBS AG	4,151,460	248,324,037
DIVERSIFIED FINANCIAL SERVICES — 4.32%
Deutsche Börse AG	957,509	144,068,699
Euronext NV	759,111	73,817,533
Hong Kong Exchanges & Clearing Ltd.	18,467,400	134,981,060

		601,191,329

ENERGY — 9.79%
ENERGY EQUIPMENT & SERVICES — 1.48%
Schlumberger Ltd.	1,952,000	121,082,560
OIL, GAS & CONSUMABLE FUELS — 8.31%
BP Amoco ADR	1,876,700	123,073,986
Canadian Natural Resources Ltd.	3,600,700	164,472,433
China Petroleum & Chemical Corp.	150,719,331	93,237,227
Eni S.p.A.	6,836,700	202,696,998
Lukoil Oil Co.	494,900	37,364,950
Lukoil Oil Co. Sponsored ADR	758,600	57,274,300

		799,202,454

FOOD & STAPLES RETAILING — 5.49%
FOOD & STAPLES RETAILING — 5.49%
Carrefour SA	2,579,200	163,048,943
Tesco plc	17,135,553	115,452,262
Wal-Mart de Mexico SA de CV	49,872,400	169,851,820

		448,353,025

FOOD BEVERAGE & TOBACCO — 3.50%
BEVERAGES — 1.90%
Sabmiller plc	8,280,150	154,657,351
FOOD PRODUCTS — 1.60%
Cadbury Schweppes plc	12,290,541	130,768,544

		285,425,895

Certified Annual Report	25

SCHEDULE OF INVESTMENTS, CONTINUED
Thornburg International Value Fund	September 30, 2006

	Shares/ Principal Amount	Value
HOUSEHOLD & PERSONAL PRODUCTS — 3.80%
HOUSEHOLD PRODUCTS — 1.87%
Reckitt Benckiser plc	3,672,630	$152,179,662

PERSONAL PRODUCTS — 1.93%
Shiseido Co., Ltd.	7,891,700	157,834,000

		310,013,662

INSURANCE — 2.92%
INSURANCE — 2.92%
Millea Holdings, Inc.	2,513,500	87,759,491
Swiss Re	1,968,200	150,625,142

		238,384,633

MATERIALS — 4.81%
CHEMICALS — 3.29%
Air Liquide SA	776,730	158,550,715
Givaudan AG	137,514	110,077,180
METALS & MINING — 1.52%
Rio Tinto plc	2,613,900	123,622,076

		392,249,971

MEDIA — 5.10%
MEDIA — 5.10%
JC Decaux SA	3,447,763	93,297,572
Rogers Communications, Inc.	4,228,900	232,073,781
Shaw Communications	3,017,900	90,574,886

		415,946,239

PHARMACEUTICALS & BIOTECHNOLOGY — 9.78%
PHARMACEUTICALS — 9.78%
GlaxoSmithKline plc	3,889,835	103,521,987
Novartis AG	1,069,000	62,404,638
Novartis AG ADR	2,388,700	139,595,628
Novo Nordisk A/S	1,910,100	142,006,414
Roche Holdings AG	1,305,200	225,657,129
Teva Pharmaceutical Industries Ltd. ADR	3,660,000	124,769,400

		797,955,196

REAL ESTATE — 0.91%
REAL ESTATE — 0.91%
China Overseas Land & Investment	96,480,300	74,419,452

		74,419,452

26	Certified Annual Report

SCHEDULE OF INVESTMENTS, CONTINUED
Thornburg International Value Fund	September 30, 2006

	Shares/ Principal Amount	Value
RETAILING — 2.15%
MULTILINE RETAIL — 2.15%
Next Group plc	4,949,800	$175,641,770

		175,641,770

SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT — 1.38%
SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT — 1.38%
Samsung Electronics Co. Ltd.	160,260	112,451,273

		112,451,273

SOFTWARE & SERVICES — 3.63%
SOFTWARE — 3.63%
Amdocs Ltd.+	4,776,600	189,153,360
Sap AG	541,900	107,522,160

		296,675,520

TELECOMMUNICATION SERVICES — 4.88%
DIVERSIFIED TELECOMMUNICATION SERVICES — 1.47%
France Telecom SA	5,232,800	120,158,581
WIRELESS TELECOMMUNICATION SERVICES — 3.41%
America Movil S.A. de C.V.	5,464,544	215,139,097
Vodafone Group plc ADR	2,765,775	63,225,617

		398,523,295

TRANSPORTATION — 2.90%
TRANSPORTATION INFRASTRUCTURE — 2.90%
China Merchants Holdings International Co. Ltd.	46,808,500	137,573,111
Fraport AG	1,443,731	99,382,096

		236,955,207

UTILITIES — 1.75%
GAS UTILITIES — 1.75%
Tokyo Gas Co., Ltd.	28,455,300	142,758,793

		142,758,793

TOTAL COMMON STOCK (Cost $ 6,534,005,237)		7,902,818,706

Certified Annual Report	27

SCHEDULE OF INVESTMENTS, CONTINUED
Thornburg International Value Fund	September 30, 2006

	Shares/ Principal Amount	Value
SHORT TERM INVESTMENTS — 4.80%
Abbey National, 5.19%, 10/13/2006	$50,000,000	$49,913,500
AIG Funding, Inc., 5.17%, 10/18/2006	29,000,000	28,929,200
AIG Funding, Inc., 5.24%, 10/10/2006	35,000,000	34,954,150
HSBC Finance Corp., 5.17%, 10/30/2006	40,000,000	39,833,411
Lasalle Bank Corp., 5.18%, 10/5/2006	27,000,000	26,984,460
Lasalle Bank Corp., 5.21%, 10/16/2006	21,000,000	20,954,412
Toyota Credit de Puerto Rico, 5.20%, 10/20/2006	19,000,000	18,947,856
Toyota Credit de Puerto Rico, 5.20%, 10/25/2006	53,000,000	52,816,267
Toyota Credit de Puerto Rico, 5.20%, 10/23/2006	50,000,000	49,841,111
Toyota Motor Credit Corp., 5.21%, 10/27/2006	43,500,000	43,336,319
UBS Finance, 5.23%, 10/13/2006	25,000,000	24,956,417

TOTAL SHORT TERM INVESTMENTS (Cost $ 391,467,103)		391,467,103

TOTAL INVESTMENTS — 101.61% (Cost $ 6,925,472,340)		$8,294,285,809

LIABILITIES NET OF OTHER ASSETS — (1.61)%		(131,111,458)

NET ASSETS — 100.00%		$8,163,174,351

Footnote Legend

+	Non-income producing

See notes to financial statements.

Portfolio Abbreviations

To simplify the listings of securities, abbreviations are used per the table below:

ADR	American Depository Receipt

28	Certified Annual Report

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Thornburg International Value Fund

To the Trustees and Class I Shareholders of

Thornburg International Value Fund

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Thornburg International Value Fund (one of the portfolios constituting Thornburg Investment Trust, hereafter referred to as the “Fund”) at September 30, 2006, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for Class I shares for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at September 30, 2006 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

New York, New York

November 16, 2006

Certified Annual Report	29

EXPENSE EXAMPLE

Thornburg International Value Fund	September 30, 2006 (Unaudited)

As a shareholder of the Fund, you incur two types of costs:

(1) transaction costs, including a 30-day redemption fee on Class I shares and

(2) ongoing costs, including management and administrative fees and other Fund expenses.

This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested on March 31, 2006 and held until September 30, 2006.

Actual Expenses

The first line of the table at right provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table at right provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value 3/31/06	Ending Account Value 9/30/06	Expenses Paid During Period† 3/31/06–9/30/06
Class I Shares
Actual	$1,000.00	$1,038.90	$4.82
Hypothetical*	$1,000.00	$1,020.34	$4.78

†	Expenses are equal to the annualized expense ratio for Class I shares (0.94%) multiplied by the average account value over the period, multiplied by 183/365 to reflect the one-half year period.

*	Hypothetical assumes a rate of return of 5% per year before expenses.

30	Certified Annual Report

INDEX COMPARISON

Thornburg International Value Fund	September 30, 2006 (Unaudited)

GROWTH OF A HYPOTHETICAL $10,000 INVESTMENT

Thornburg International Value Fund versus MSCI EAFE Index (March 30, 2001 to September 30, 2006)

AVERAGE ANNUAL TOTAL RETURNS

For periods ended September 30, 2006

	1 Yr	5 Yrs	Since Inception
I Shares (Incep: 3/30/01)	19.76%	17.81%	12.80%
MSCI EAFE Index (Since: 3/30/01)	19.16%	14.26%	9.62%

Performance data reflects past performance, which is no guarantee of future results. The performance data and graph do not reflect the deduction of taxes that a shareholder would pay on distributions or the redemption of Fund shares.

Returns reflect the reinvestment of dividends and capital gains. There is no up-front sales charge for Class I shares. Class I shares are subject to a 1% 30-day redemption fee.

The Morgan Stanley Capital International (MSCI) Europe, Australasia, Far East Index (EAFE) is an unmanaged index. It is a generally accepted benchmark for major overseas markets. Index weightings represent the relative capitalizations of the major overseas markets included in the index on a U.S. dollar adjusted basis. The index is calculated with net dividends reinvested in U.S. dollars. Unless otherwise noted, index returns do not reflect fees, brokerage commissions or other expenses of investing. Investors may not make direct investments into any index.

Certified Annual Report	31

TRUSTEES AND OFFICERS

Thornburg International Value Fund	September 30, 2006 (Unaudited)

Name, Age, Position Held with Fund Year Elected	Principal Occupation(s) During Past Five Years	Other Directorships Held by Trustee
INTERESTED TRUSTEES(1)(2)(4)

Garrett Thornburg, 60 Chairman of Trustees, Trustee since 1987(3)	CEO, Chairman and controlling shareholder of Thornburg Investment Management, Inc. (investment advisor) and Thornburg Securities Corporation (securities dealer); Chairman of Thornburg Limited Term Municipal Fund, Inc. (registered investment company) to 2004; CEO and Chairman of Thornburg Mortgage, Inc. (real estate investment trust); Chairman of Thornburg Mortgage Advisory Corporation (investment manager to Thornburg Mortgage, Inc.).	Director of Thornburg Mortgage, Inc. (real estate investment trust)

Brian J. McMahon, 50 Trustee since 2001, Member of Governance & Nominating Committee, President since 1997(5)(6)	President, Managing Director, Chief Investment Officer, and Co-Portfolio Manager of Thornburg Investment Management, Inc.; President of Thornburg Limited Term Municipal Fund, Inc. to 2004.	None

INDEPENDENT TRUSTEES(1)(2)(4)

David A. Ater, 61 Trustee since 1994, Member of Audit Committee and Governance & Nominating Committee	Principal in Ater & Associates, Santa Fe, NM (developer, planner and broker of residential and commercial real estate); owner, developer and broker for various real estate projects.	Director of Thornburg Mortgage, Inc. (real estate investment trust)

David D. Chase, 65 Chairman of Audit Committee, Trustee since 2000	Chairman, President, CEO, and Managing Member of Vestor Associates, LLC, the general partner of Vestor Partners, LP, Santa Fe, NM (private equity fund); Chairman and CEO of Vestor Holdings, Inc., Santa Fe, NM (merchant bank).	None

Eliot R. Cutler, 60 Chairman of Governance & Nominating Committee, Trustee since 2004	Partner, Akin, Gump, Strauss, Hauer & Feld, LLP, Washington, D.C. (law firm)	Director of Thornburg Mortgage, Inc. (real estate investment trust)

Susan H. Dubin, 57 Trustee since 2004, Member of Audit Committee	President of Dubin Investments, Ltd., Greenwich, CT (private investment fund); Director and officer of various charitable organizations.	None

Owen D. Van Essen, 52 Trustee since 2004, Member of Governance & Nominating Committee	President of Dirks, Van Essen & Murray, Santa Fe, NM (newspaper mergers and acquisitions).	None

James W. Weyhrauch, 47 Trustee since 1996, Member of Audit Committee	Real estate broker, Santa Fe Properties, Santa Fe, NM since 2004; President and CEO from 1997–2004, and Vice Chairman 2004 to date, Nambé Mills, Inc., Santa Fe, NM (manufacturer).	None

32	Certified Annual Report

TRUSTEES AND OFFICERS, CONTINUED
Thornburg International Value Fund	September 30, 2006 (Unaudited)

Name, Age, Position Held with Fund Year Elected	Principal Occupation(s) During Past Five Years	Other Directorships Held by Trustee
OFFICERS OF THE FUND (WHO ARE NOT TRUSTEES)(1)(6)(7)

Steven J. Bohlin, 47 Vice President since 1987, Treasurer since 1989	Portfolio Manager, Co-Portfolio Manager, Vice President, and Managing Director of Thornburg Investment Management, Inc.; Vice President of Thornburg Limited Term Municipal Fund, Inc. to 2004.	Not applicable

George T. Strickland, 43 Vice President since 1996	Portfolio Manager, Vice President, and Managing Director of Thornburg Investment Management, Inc.; Vice President (to 2004) and Treasurer (2003–2004) of Thornburg Limited Term Municipal Fund, Inc.	Not applicable

William V. Fries, 67 Vice President since 1995	Portfolio Manager, Co-Portfolio Manager, Vice President, and Managing Director of Thornburg Investment Management, Inc.	Not applicable

Leigh Moiola, 39 Vice President since 2001	Vice President and Managing Director of Thornburg Investment Management, Inc.; Vice President of Thornburg Limited Term Municipal Fund, Inc. to 2004.	Not applicable

Kenneth Ziesenheim, 52 Vice President since 1995	Vice President and Managing Director of Thornburg Investment Management, Inc.; President of Thornburg Securities Corporation; Vice President of Thornburg Limited Term Municipal Fund, Inc. to 2004.	Not applicable

Alexander Motola, 36 Vice President since 2001	Portfolio Manager, Vice President, and Managing Director of Thornburg Investment Management, Inc. since 2001.	Not applicable

Wendy Trevisani, 35 Vice President since 1999	Co-Portfolio Manager since 2006, Managing Director since 2004, Vice President, and Associate Portfolio Manager of Thornburg Investment Management, Inc.; Vice President of Thornburg Limited Term Municipal Fund, Inc. to 2002.	Not applicable

Joshua Gonze, 43 Vice President since 1999	Managing Director since 2004, Associate Portfolio Manager and Vice President of Thornburg Investment Management, Inc.; Vice President of Thornburg Limited Term Municipal Fund, Inc. to 2004.	Not applicable

Brad Kinkelaar, 38 Vice President since 1999	Co-Portfolio Manager since 2002, Managing Director since 2004, Vice President since 2000, and Associate Portfolio Manager of Thornburg Investment Management, Inc.	Not applicable

Christopher Ihlefeld, 36 Vice President since 2003	Managing Director since 2006 and Associate Portfolio Manager and Vice President since 2002 of Thornburg Investment Management, Inc.; Vice President of Limited Term Municipal Fund, Inc., 2003–2004.	Not applicable

Leon Sandersfeld, 40 Vice President since 2003	Associate of Thornburg Investment Management, Inc. since 2002; Senior Staff Accountant, Farm Bureau Life Insurance Co. to 2002.	Not applicable

Sasha Wilcoxon, 32 Vice President since 2003, Secretary since 2006	Mutual Fund Support Service Department Manager since 2002 and Associate of Thornburg Investment Management, Inc.	Not applicable

Certified Annual Report	33

TRUSTEES AND OFFICERS, CONTINUED
Thornburg International Value Fund	September 30, 2006 (Unaudited)

Name, Age, Position Held with Fund Year Elected	Principal Occupation(s) During Past Five Years	Other Directorships Held by Trustee

Ed Maran, 48 Vice President since 2004	Co-Portfolio Manager since 2006, Vice President and Managing Director since 2005, and Associate Portfolio Manager since 2002 of Thornburg Investment Management, Inc.; Analyst, USAA 2001–2002.	Not applicable

Vinson Walden, 36 Vice President since 2004	Co-Portfolio Manager since 2006, Vice President and Managing Director since 2005, and Associate Portfolio Manager since 2002 of Thornburg Investment Management, Inc.; Associate Portfolio Manager, Ibis Management 2002–2004; Associate, Lehman Brothers to 2001.	Not applicable

Van Billops, 40 Vice President since 2006	Associate of Thornburg Investment Management, Inc.	Not applicable

Thomas Garcia, 35 Vice President since 2006	Vice President and Managing Director since 2004, and Associate Portfolio Manager of Thornburg Investment Management, Inc.	Not applicable

Lei Wang, 35 Vice President since 2006	Co-Portfolio Manager and Managing Director since 2006, and Associate Portfolio Manager since 2004 of Thornburg Investment Management, Inc.; Associate, Enso Capital Management, LLC 2002–2004; Associate, Deutsche Bank 2001–2002.	Not applicable

Connor Browne, 27 Vice President since 2006	Co-Portfolio Manager and Managing Director since 2006, and Associate Portfolio Manager since 2001 of Thornburg Investment Management, Inc.	Not applicable

(1)	Each person’s address is 119 East Marcy Street, Santa Fe, New Mexico 87501.

(2)	The Fund is one of twelve separate investment “Funds” or “series” of Thornburg Investment Trust (the “Trust”), which comprises the Thornburg mutual fund complex and is organized as a Massachusetts business trust. The Trust currently has twelve active Funds. Thornburg Investment Management, Inc. is the investment advisor to, and manages, the twelve Funds of the Trust. Each Trustee oversees the twelve Funds of the Trust.

(3)	Mr. Thornburg is considered an “interested” Trustee under the Investment Company Act of 1940 because he is a director and controlling shareholder of Thornburg Investment Management, Inc., the investment advisor to the twelve active Funds of the Trust, and is the sole director and controlling shareholder of Thornburg Securities Corporation, the distributor of shares for the Trust.

(4)	Each Trustee serves in office until the election and qualification of a successor.

(5)	Mr. McMahon is considered an “interested” Trustee because he is the president of Thornburg Investment Management, Inc.

(6)	The Trust’s president, secretary and treasurer each serve a one-year term or until the election and qualification of a successor; each other officer serves at the pleasure of the Trustees.

(7)	Assistant vice presidents, assistant secretaries and assistant treasurers are not shown.

The Statement of Additional Information for each Fund of the Trust includes additional information about the Trustees and is available, without charge and upon request, by calling 1-800-847-0200.

34	Certified Annual Report

OTHER INFORMATION

Thornburg International Value Fund	September 30, 2006 (Unaudited)

PORTFOLIO PROXY VOTING

Policies and Procedures:

The Trust has delegated to Thornburg Investment Management, Inc. (the “Advisor”) voting decisions respecting proxies for the Fund’s voting securities. The Advisor makes voting decisions in accordance with its Proxy Voting Policy and Procedures. A description of the Policy and Procedures is available (i) without charge, upon request, by calling the Advisor toll-free at 1-800-847-0200, (ii) on the Thornburg website at www.thornburg.com, and (iii) on the Securities and Exchange Commission’s website at www.sec.gov.

Commencing August 31, 2004, information regarding how proxies were voted is available on or before August 31 of each year for the twelve months ending the preceding June 30. This information is available (i) without charge, upon request by calling the advisor toll-free at 1-800-847-0200, (ii) on the Thornburg website at www.thornburg.com, and (iii) on the Securities and Exchange Commission’s website at www.sec.gov.

TAX INFORMATION

For the fiscal year ended September 30, 2006, the Fund designates long-term capital gain dividends of $59,147,994.

For the tax year ended September 30, 2006, the Thornburg International Value Fund designates 100% of the dividends paid from tax basis net ordinary income as qualifying for the reduced rate under the Jobs and Growth Tax Relief and Reconciliation Act of 2003.

Zero percent of the ordinary income distributions paid by the Fund for the year ended September 30, 2006 qualified for the corporate dividends received deduction.

For the year ended September 30, 2006, foreign taxes paid and foreign source income is $8,773,239 and $147,903,087, respectively.

The information and distributions reported herein may differ from the information and distributions taxable to the shareholders for the calendar year ending December 31, 2006. Complete information will be computed and reported in conjunction with your 2006 Form 1099-DIV.

Please note that the above information is provided to satisfy Internal Revenue Code notification requirements. Foreign tax information will be provided with your 2006 1099-DIV.

AVAILABILITY OF QUARTERLY PORTFOLIO SCHEDULE

The Fund files with the Securities and Exchange Commission schedules of its portfolio holdings on Form N-Q for the first and third quarters of each fiscal year. The Fund’s Forms N-Q are available on the Commission’s website at www.sec.gov, or may be reviewed and copied at the Commission’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. The Fund also makes this information available on its website at www.thornburg.com/download or upon request by calling 1-800-847-0200.

TRUSTEES DELIBERATIONS RESPECTING RENEWAL OF INVESTMENT ADVISORY AGREEMENT

Thornburg Investment Management, Inc. (the “Advisor”) provides investment management services to Thornburg International Value Fund pursuant to an investment advisory agreement. The Trustees consider the renewal of this agreement annually, and most recently determined to renew the agreement on September 12, 2006.

In connection with their general supervision of the Advisor, the Trustees receive and consider reports throughout the year from the Advisor respecting the Advisor’s management of the Fund’s investments. These reports include information about the Fund’s investment performance, purchase and sale of portfolio investments and explanations from the Advisor respecting investment selections, the investment performance of the Fund, general appraisals of industry and economic prospects and factors, and other matters affecting the Fund and relating to the Advisor’s performance of services for the Fund.

In anticipation of their recent consideration of the advisory agreement’s renewal, the independent Trustees met with representatives of the Advisor in July 2006 to discuss the Trustees’ evaluation of the Advisor’s performance and to specify the information the Advisor would present to the Trustees for their review. The independent Trustees thereafter met in independent session to consider various factors respecting the agreement’s renewal, and met in a subsequent session with the Advisor’s chief investment officer to present questions. Following these sessions, the Trustees met on September 12, 2006 to consider a renewal of the advisory agreement.

The information below summarizes certain factors considered by the Trustees in connection with the determination to renew the advisory agreement. In determining to renew the advisory agreement, the Trustees did not identify any single factor as controlling, and this summary does not describe all of the matters considered by the Trustees in making their determination.

Quality of Services; Fund Investment Performance. In evaluating the nature, extent and quality of services provided by the Advisor to the Fund, and in reviewing the Fund’s investment performance, the Trustees considered qualitative and quantitative information presented to the Trustees throughout the preceding year and in anticipation of their annual evaluation, including:

(i)	reports from portfolio management personnel respecting execution of portfolio investment strategies in prevailing market conditions;

(ii)	information respecting issuer, industry, market and economic developments;

(iii)	the Fund’s absolute investment performance and achievement of stated objectives;

Certified Annual Report	35

OTHER INFORMATION, CONTINUED
Thornburg International Value Fund	September 30, 2006 (Unaudited)

(iv)	measures of the Fund’s investment performance over different periods of time, relative to a category of mutual funds sharing certain comparable characteristics and selected by an independent mutual fund analyst firm, and relative to broad based securities indices; and

(v)	comparative measures of portfolio volatility, risk and return.

The Trustees also considered the Advisor’s staffing and other resources, the Advisor’s efforts to contain costs and expenses, the Advisor’s supervision of services provided to the Trust by third party service providers, the Advisor’s performance of administrative, accounting and other services, the Advisor’s adherence to compliance and regulatory requirements, the Advisor’s responsiveness to the Trustees, and other factors. The Trustees noted that the value of comparisons of the Fund’s investment performance to mutual fund categories may be limited in some degree because the Fund’s investment objective and strategies, as defined in its prospectuses, are unique or may vary from the methods for selecting the investments for other funds.

In conducting their evaluation, the Trustees observed that the Advisor had continued to faithfully pursue and achieve the Fund’s stated objectives, as demonstrated particularly by the Advisor’s selection of investments in accordance with the Fund’s stated strategies and the Fund’s investment returns. The Trustees also observed in conducting their evaluations the Fund’s above-average or superior investment performance in most periods relative to the performance of a category of equity mutual funds having certain characteristics comparable to the Fund and selected by an independent mutual fund analyst firm, the Fund’s outperformance of two broad based securities indices over multiple periods, the Fund’s cumulative returns over extended periods, and the Fund’s performance relative to comparative measures of risk.

The Trustees concluded, based upon these and other considerations, that the Advisor had actively and competently pursued the Fund’s stated investment objectives in accordance with the Fund’s investment policies stated in its prospectuses. The Trustees further concluded that the investment performance of the Fund was satisfactory in the context of the Fund’s objectives and policies, and prevailing market conditions.

Fees and Expenses; Profitability of Advisor. In reviewing the fees charged by the Advisor to the Fund, the Trustees primarily considered the fees charged by the Advisor and the other expenses charged to the Fund in light of the nature and quality of services provided, comparison of the actual Advisor’s fee and Fund expenses to the statement of fees and expenses in the Fund’s prospectuses, comparisons of the Advisor’s fee and other Fund expenses to median and average fees and expenses charged to a grouping of equity mutual funds assembled by an independent mutual fund analyst firm, and comparisons of fees and expenses charged to the Fund with fees and expenses charged to other specific mutual funds. In addition, the Trustees considered the profitability of the Advisor compared to other investment management firms, and comparisons of the investment management fee rates charged by the Advisor to the Fund with rates charged to other clients of the Advisor and the differing types of services furnished to the Fund and the other clients. The Trustees noted that the management fee charged to the Fund was somewhat lower than the average and median fee rates charged to the grouping of mutual funds assembled by the mutual fund analyst firm, and that the overall expense ratio also was somewhat lower than the average and median expense ratios for the same fund group. The Trustees also observed in this regard the quality of the Advisor’s services and the investment performance of the Fund. The Trustees noted in their review that fee rates charged by the Advisor to other clients of the Advisor were not directly comparable to rates charged to the Fund principally because of the significant differences in the services provided.

The Trustees concluded, based upon these and other considerations, that the fees charged to the Fund by the Advisor were fair and reasonable in view of the services provided, the clear disclosure of these fees and expenses in the Fund’s prospectuses, the investment performance of the Fund, and comparison of fees and costs charged to the Fund to fees and expenses charged to other mutual funds. The Trustees further concluded that there was no indication that the Advisor’s profitability was unusual, viewed in the context of the services provided, the performance of the Fund, and the fees and profitability of other investment management firms.

Economies of Scale. In reviewing the extent to which economies of scale would be realized by the Fund as it grows and whether fee levels reflect economies of scale, the Trustees considered the breakpoint structure for advisory fees chargeable to the Fund, the demonstrated economies of scale enjoyed by the Fund and other Funds of the Trust as they had grown in size, and economies of scale realized by other mutual funds. The Trustees concluded that the Fund has realized and may reasonably be expected to realize further economies of scale for the benefit of its shareholders as it grows in size.

Ancillary Benefits to Advisor. In reviewing benefits enjoyed by the Advisor because of its relationship with the Fund, the Trustees considered the Advisor’s receipt of certain research services, favorable publicity received by the Advisor because of the superior investment performance of certain Funds of the Trust, and the benefits to the Fund from the Advisor’s expansion of its staffing and other resources to serve a broader variety of investment clients. The Trustees concluded, based upon these and other considerations, that there was no unusual or unfair benefit enjoyed by the Advisor, and that the Fund enjoyed benefits by virtue of the Advisor’s engagement by other investment clients.

36	Certified Annual Report

Trustees’ Statement to Shareholders

Not part of the Certified Annual Report

February 8, 2005

The Trustees are concerned that recent commentaries and opinions reported in the media may confuse investors in general as to the supervisory duties of trustees of mutual funds and, in particular, leave Thornburg Investment Trust shareholders uncertain regarding how we discharge our responsibilities in supervising the Funds’ investment advisor and in reviewing the advisor’s contract for renewal. We decided to spell out clearly three principal guidelines that we follow in supervising the Trust’s investment advisor on your behalf.

We begin with the premise that each shareholder selected his or her Fund because its investments are managed by the investment advisor identified in the prospectus and in accordance with the objective and policies described in the prospectus. We realize, as each of you do, that if you believe that your Fund’s stated objective and policies no longer serve your personal investment goals, you can sell your shares and leave the Fund.

Therefore, we believe that our primary supervisory task – our principal obligation to you – is to assess the nature and quality of the advisor’s services, and to confirm that the advisor actively and competently pursues the Fund’s objective, in accordance with the policies set out in the prospectus. To do this, we meet regularly with management to review your Fund’s portfolio and to discuss the advisor’s specific actions and judgments in pursuing the Fund’s objective. We do not substitute our own judgment for the advisor’s decisions in selecting investments; the advisor is paid to exercise its informed judgment on investment decisions, and we seek to confirm, in reviewing the advisor’s performance, that the advisor is doing just that.

Second, while we are conscious of costs and the effect that costs have on shareholders’ returns, we do not seek the lowest fees or expense ratio as our sole or primary objective. We try to make sure that your Fund’s fees and costs are reasonable in relationship to the services rendered and that they are generally in line with those charged by other expert investment advisors, consistent with our belief that the Fund’s investors searched for and expect that expertise and attention and have decided to pay a reasonable price for it. We do not put the management contract “out to bid” as a matter of course, and we would not do so unless we had concluded that the advisor materially had failed to pursue the Fund’s objectives in accordance with its policies, or for other equally important reasons. We believe that any other approach would be inconsistent with your interests and contrary to your expectations when you bought shares of the Fund in the first place.

Finally, because we believe that most Thornburg Fund shareholders have invested with a long-term perspective, we try not to focus too much on the fashions of the moment and on short-term performance. The market will not favor any specific investment objective or set of policies at all times and under all economic circumstances. A fund will experience periods of both high and low returns relative to other funds and other investments. Even if one of our Funds is not favored by the market at a particular time, we believe that the advisor is nonetheless obliged to remain true to the Fund’s objective and policies, and we watch to see that it does so.

This page is not part of the Annual Report.	37

Planning Options

Retirement and Education Accounts

Thornburg Investment Management offers retirement and education savings accounts that can help you meet a variety of planning challenges. For account applications or further information on any of the accounts below, please call 1-800-847-0200 or go to www.thornburg.com/ira. Your financial advisor can help you determine which plan is right for you.

Individual Retirement Accounts

Individual Retirement Accounts (IRAs) provide a tax-advantaged means to save money for the future. For a detailed outline of the difference between retirement accounts, see www.thornburg.com/ira. Rollovers are available. Call 1-800-847-0200 for more information.

Traditional IRAs – Contributions to Traditional IRAs are tax deductible for eligible individuals, and withdrawals are taxed as additional ordinary income. You may contribute to an IRA if you receive compensation and are under 70 1/2, even if you are covered by an employer retirement plan.

Roth IRAs – Under a Roth IRA, there is no tax deduction for contributions, but there is no income tax on qualified withdrawals. For a more detailed comparison of Traditional and Roth IRAs, please see our web site at www.thornburg.com/ira.

SEP IRAs – Simplified Employee Pension (SEP) IRAs are established by employers. The employer is allowed a tax deduction for contributions made to the SEP Plan and makes contributions to each eligible employee’s SEP IRA on a discretionary basis.

SIMPLE IRAs – Savings Incentive Match Plan for Employees of Small Employers (SIMPLE) is designed to give small business owners a simplified method to establish and contribute to a retirement plan for employees. The employer is allowed a tax deduction for contributions and makes either matching or non-elective contributions to each eligible employee’s SIMPLE IRA. Employees may make salary deferral contributions.

403(b)

A special, tax-advantaged savings vehicle available only to employees of 501(c)(3) organizations, such as charitable, educational, scientific and religious organizations. 403(b) plans are also available to employees of public schools and universities.

Coverdell Education Savings Account

These savings accounts are designed to provide a way to save money for higher education expenses. In an Education Savings Account, earnings and interest grow tax free, and qualified withdrawals used to pay for eligible higher-education expenses are tax- and penalty-free.

Funds Available

The following funds are available in the accounts listed above:

•	Thornburg International Value Fund

•	Thornburg Value Fund

•	Thornburg Core Growth Fund

•	Thornburg Investment Income Builder Fund

•	Thornburg Global Opportunities Fund

•	Thornburg Limited Term U.S. Government Fund

•	Thornburg Limited Term Income Fund

38	This page is not part of the Annual Report.

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This page is not part of the Annual Report.	39

The Firm

Thornburg Investment Management® is a privately held investment management company based in Santa Fe, New Mexico with assets under management of over $27 billion. Founded in 1982, the firm manages five equity funds, seven bond funds, and separate portfolios for select institutions and individuals.

Investment Philosophy

We seek to preserve and increase the real wealth of the Funds’ shareholders after accounting for inflation, taxes, and investment expenses. We’re committed to disciplined investing and controlling risk in all market environments through laddered bond and focused equity portfolios.

Portfolio Holdings Disclosure

We believe you should know about your portfolio. Our web site keeps investors informed of the Funds’ equity holdings. Go to www.thornburg.com/funds for commentary on our equity fund holdings.

Co-Ownership of Funds

We invest side-by-side with the Funds’ shareholders. Our employees have invested over $130 million in Thornburg Funds.

Investment Manager:	Distributor:

119 East Marcy Street	119 East Marcy Street
Santa Fe, New Mexico 87501	Santa Fe, New Mexico 87501
800.847.0200	800.847.0200

Thornburg Investment Management®

Strategies for Building Wealth

Thornburg Core Growth Fund

Informational Brochure and
Annual Report – September 30, 2006

THORNBURG
CORE GROWTH

★★★★★ *Overall Morningstar Rating™*

Overall Morningstar rating, based on risk-adjusted returns, uses a weighted average of the fund's three- and five-year ratings; respectively, 4 stars and 5 stars among 821 and 637 Mid-Cap Growth funds, as of 9/30/06. Past performance does not guarantee future results.

The annual report and accompanying brochure are submitted for the general information of shareholders of the Fund. It is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus. If you have not received a prospectus, one can be obtained from your financial advisor, online at www.thornburg.com/download, or by calling 800-847-0200. Carefully consider information in the prospectus regarding the Fund's investment objectives and policies, risks, sales charges, expenses, experience of its management, marketability of shares, and other information. Read it carefully before you invest or send money. Performance data quoted represents past performance and does not guarantee future results.

Star Quality

Thornburg Core Growth Fund

The Fund seeks long-term growth of capital by investing in equity securities selected for their growth potential.

The Fund can invest in companies of any size, from large, well-established firms to small, emerging growth franchises. Management uses traditional fundamental research to evaluate securities and make buy/sell decisions.

Thornburg Bond Funds

•	Thornburg Limited Term Municipal Fund

•	Thornburg Intermediate Municipal Fund

•	Thornburg California Limited Term Municipal Fund

•	Thornburg New Mexico Intermediate Municipal Fund

•	Thornburg New York Intermediate Municipal Fund

•	Thornburg Limited Term U.S. Government Fund

•	Thornburg Limited Term Income Fund

Thornburg invests in short- and intermediate-term investment grade bonds. We ladder the maturities of individual bonds in the portfolios to moderate risk. Laddering involves building a portfolio of bonds with staggered maturities so that a portion of the portfolio will mature each year. We apply this disciplined process in all interest rate environments.

Thornburg Equity Funds

•	Thornburg Value Fund

•	Thornburg International Value Fund

•	Thornburg Core Growth Fund

•	Thornburg Investment Income Builder Fund

•	Thornburg Global Opportunities Fund

Thornburg’s equity research uses a fundamental, yet comprehensive, analytical approach. We invest when and where we perceive compelling value. Thornburg equity funds focus on a limited number of securities so that each holding can impact performance. The equity team searches for firms believed to have a promising future and seeks to buy shares of those companies at a discount to their intrinsic value.

More information at www.thornburg.com

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Receive your shareholder reports and prospectus online instead of through traditional mail.

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2	This page is not part of the Annual Report.

Message

from the Chairman

Garrett Thornburg

Chairman & CEO

November 10, 2006

Dear Fellow Shareholder:

Thornburg Investment Management has a clear mission: to preserve and increase the real wealth of our shareholders. We seek to accomplish this through a range of equity funds that redefine traditional measures of value and growth and through a family of laddered bond funds that focus on quality, stability and minimizing risk over time.

Confirming our strategy, all Thornburg equity funds are highly ranked within their respective categories over the long term.

The Thornburg equity funds employ a comprehensive approach, which is more inclusive than the traditional deep value or high growth approach to stock selection. You can read much more about the stocks in your Fund’s portfolio, and all Thornburg equity funds, at our web site, www.thornburg.com/funds.

During this decade, the average dividend yield paid by equity and hybrid mutual funds has dipped well below 1%. We established Thornburg Investment Income Builder Fund in late 2002 to be clearly different from other equity/hybrid funds by paying attractive dividends today, with a further goal of increasing these in the future. Our record to date shows clear success in achieving each aspect of this mission.

On the bond side, we have always had a highly disciplined approach of laddering short-and intermediate-bond maturities, seeking to provide both an attractive return and relative stability of principal.

An exciting event occurred recently, Thornburg Investment Management is the first U.S. investment manager to complete the independent certification process and receive the CEFEX Certification for Fiduciary Excellence. The Centre for Fiduciary Excellence (CEFEX) is an independent rating and certification organization, providing comprehensive assessments that measure risk and trustworthiness of investment fiduciaries. We are proud to have received certificate #1 from CEFEX for investment managers.

Thank you for investing with us. We will do our best to continue to earn your trust every day.

Sincerely,

Garrett Thornburg Chairman & CEO

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Important Information

The information presented on the following pages was current as of September 30, 2006. The manager’s views, portfolio holdings, and sector diversification are historical and subject to change. This material should not be deemed a recommendation to buy or sell any of the securities mentioned.

Shares in the Fund carry risks including possible loss of principal. There are special risks associated with international investing, including currency fluctuations, government regulation, political developments, and differences in liquidity. Additionally, the Fund invests a portion of the assets in small capitalization companies which may increase the risk of greater price fluctuations. Funds invested in a limited number of holdings may expose an investor to greater volatility. Shares in the Fund are not deposits or obligations of, or guaranteed or endorsed by, any bank, the Federal Deposit Insurance Corporation, the Federal Reserve Board or any government agency. There is no guarantee that the Fund will meet its investment objectives.

Performance data given at net asset value (NAV) does not take into account the applicable sales charges. If the sales charges had been included, the performance would have been lower.

From time to time the Fund may invest in shares of companies through initial public offerings (IPOs). IPOs have the potential to produce substantial gains. There is no assurance that the Fund will have continued access to profitable IPOs and as the Fund’s assets grow, the impact of an IPO investment may decline. Therefore investors should not rely on these past gains as an indication of future performance.

The Morningstar Risk-Adjusted Rating (commonly called the star rating) brings both performance and risk together into one evaluation. To determine a fund’s star rating for a given period (three, five, or ten years), the fund’s Morningstar Risk score is subtracted from its Morningstar Return score. The resulting number is plotted along a bell curve to determine the fund’s rating for each time period: If the fund scores in the top 10% of its broad investment class (domestic stock, international stock, taxable bond, or municipal bond), it receives 5 stars (Highest); if it falls in the next 22.5%, it receives 4 stars (Above Average); a place in the middle 35% earns it 3 stars (Average); those in the next 22.5% receive 2 stars (Below Average); and the bottom 10% get 1 star (Lowest). The star ratings are recalculated monthly.

Glossary

NASDAQ Composite Index – The NASDAQ Composite Index is a market-value weighted, technology-oriented index comprised of approximately 5,000 domestic and non-U.S.-based securities.

Russell 3000 Growth Index – The Russell 3000 Growth Index is an unmanaged index comprised of those Russell 3000 companies with higher price-to-book ratios and higher forecasted growth values.

Russell 1000 Growth Index – Russell 1000 Growth Index measures the performance of those Russell 1000 companies with higher price-to-book ratios and higher forecasted growth values.

Standard & Poor’s 500 Stock Index (S&P 500) – The S&P 500 Index is an unmanaged index generally representative of the U.S. stock market.

Unless otherwise noted, index returns reflect the reinvestment of income dividends and capital gains, if any, but do not reflect fees, brokerage commissions or other expenses of investing. Investors may not make direct investments into any index. The performance of any index is not indicative of the performance of any particular investment.

Beta – Beta is a measure of market-related risk. Less than one means the portfolio is less volatile than the index, while greater than one indicates more volatility than the index.

Median Market Capitalization – Market capitalization (market cap) is the total value of a company’s stock, calculated by multiplying the number of outstanding common shares by the current share price. The company whose market cap is in the middle of the portfolio is the median market cap. Half the companies in the portfolio have values greater than the median, and half have values that are less. If there is an even number of companies, then the median is the average of the two companies in the middle.

Price to Book Value (P/B) – A ratio used to compare a stock’s market value to its book value. It is calculated by dividing the current closing price of the stock by the latest quarter’s book value (book value is simply assets minus liabilities).

Price to Cash Flow Ratio – A measure of the market’s expectations of a firm’s future financial health. It is calculated by dividing the price per share by cash flow per share.

Price to Earnings Ratio (P/E) – A valuation ratio of a company’s current share price compared to its per-share earnings. P/E equals a company’s market value per share divided by earnings per share.

4	This page is not part of the Annual Report.

Thornburg Core Growth Fund

Continually Evaluating the Risk Equation

Growth stocks are often referred to as “glamour” stocks . .. . and it is easy to understand why. Growth stocks generate excitement. These are stocks where rapid earnings growth is expected to be followed by rapid price appreciation. Growth stocks capture the imagination, and investing in them can offer considerable opportunities for reward.

But growth stocks can also be volatile. Identifying which companies will succeed takes work. It takes digging down to the nuts and bolts of companies. The management team of Thornburg Core Growth Fund understands this. They know that it is grit, not glamour, that creates a successful growth fund.

Portfolio Manager Alex Motola and his team apply a rigorous stock selection process to investments for Thornburg Core Growth Fund. This is a portfolio run on common sense, not on abstract theory. Motola’s overarching philosophy is to create a fund that generates good performance over the long term, while reducing volatility in the interim. Intensive, hands-on, independent research is the central theme. While many other growth funds rely on broad portfolio diversification to temper volatility, the Thornburg Core Growth Fund concentrates on a limited number of stocks and diversifies those investments among three segments of the growth fund universe: consistent growth companies, growth industry leaders, and emerging growth companies. By limiting the number of securities, Thornburg’s managers can cover each stock in greater depth. We believe that diversifying among three growth baskets further mitigates risk because each of these segments typically reacts differently than the equity markets as a whole.

How does the stock selection process work? Before adding a stock to the Fund’s portfolio, Motola and his team drill down into the company and its business. The team believes that an intimate understanding of the companies in the portfolio is one of the most effective forms of risk management.

Companies are initially screened using a variety of quantitative measures and parameters. Most are rejected and logged onto a screening rejection spreadsheet. Only those with the most appealing opportunities to expand margins and grow earnings move on to the next step – the construction of a company-specific model. The goal is to cut to the quick and get at the underlying business. The team uses SEC filings to construct proprietary income statement, balance sheet and cash flow statement models for each remaining company. From these they analyze historical data, monitor current conditions, identify red-flags and estimate future growth potential.

Motola, a former historian who has been at the Fund’s helm since its inception, is not one to go along with the crowd. He and his team are not tied to “mainstream thinking.” While they have access to the best of Wall Street’s analysis, they are not ruled by it.

They test the strength of a company’s underlying business model against a variety of what-if screens. They conduct site visits and interview company management. And they complete the picture by checking in with a company’s major customers, suppliers, and distributors. Revenue and cost of goods sold are given particular attention, with each broken down in as many ways as the data will allow.

This team is positioned to demonstrate the strength of its grit over glamour strategy and will continue seeking steady, consistent performance for shareholders through a variety of market cycles.

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Portfolio Overview

Thornburg Core Growth Fund

IMPORTANT PERFORMANCE

INFORMATION

Performance data quoted represents past performance and does not guarantee future results. Investment return and principal value will fluctuate so that upon redemption, an investor’s shares may be worth more or less than their original cost. Current performance may be lower or higher than the data quoted. For performance data current to the most recent month end, visit www.thornburg.com.

The maximum sales charge for Class A shares is 4.50%. A shares are subject to a 1% 30-day redemption fee.

MANAGEMENT TEAM

Left to Right: Alex Motola, Brian Summers, and Greg Dunn

KEY PORTFOLIO ATTRIBUTES

Portfolio P/E Trailing 12-months*	24.3x
Portfolio Price to Cash Flow*	18.9x
Portfolio Price to Book Value*	4.2x
Median Market Cap*	$2.4 B
3-Year Beta (Thornburg vs. NASDAQ)	0.80
Holdings	37

*	Source: FactSet

The Class A shares (at NAV) of the Thornburg Core Growth Fund posted a positive return of 17.20% for the fiscal year ended September 30, 2006. The Fund outperformed the NASDAQ Composite Index (which returned 5.83%), the Russell 1000 Growth Index (with a return of 6.04%) and the Russell 3000 Growth Index (which gained 6.05%). As has usually been the case, individual stock selection was the primary driver of outperformance.

A number of specific consumer discretionary stocks did well. Las Vegas Sands Corp. was the greatest single source of outperformance for the Fund. The company operates hotels and casinos in Las Vegas, Nevada, and the stock rose as the market recognized its development of the Cotai Strip in Macau, China. The stock saw further gains after the company was awarded a license to offer gaming in Singapore. Two other consumer stocks – Focus Media Holdings Ltd. and CJ Home Shopping Co. Ltd. – provided additional gains. Focus Media operates an advertising network in China while CJ Home Shopping is a South Korean home shopping company. Both stocks were sold early in 2006 at a significant profit to the Fund.

Information technology was also an area where the Fund realized success. Longtime holding Amdocs Ltd., provider of billing support and customer care to telecommunications companies around the world, posted strong performance during the fiscal year; Google Inc., the world’s leading internet search engine, rose sharply early in the year; and Apple Computer Inc. demonstrated strong results based on its prospects for increased share of the computer market following the success of its iPod products.

AVERAGE ANNUAL TOTAL RETURNS*

FOR PERIODS ENDED SEPTEMBER 30, 2006

	YTD	1 Yr	3 Yrs	5 Yrs	Since Inception
A Shares (Incep: 12/27/00)
Without Sales Charge	8.26%	17.20%	18.10%	16.38%	5.95%
With Sales Charge	3.41%	11.92%	16.29%	15.31%	5.11%
NASDAQ Composite	3.02%	5.83%	8.84%	9.16%	(1.49)%
Russell 3000 Growth	3.11%	6.05%	8.64%	4.83%	(2.26)%

*	Periods under one year are not annualized.

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Other gains in the portfolio came from an eclectic group of stocks. Biotechnology firm Gilead Sciences is a long-time holding of the Fund and the stock rose sharply during the past fiscal year. Copa Holdings SA, operator of a Panamanian airline, saw its stock price increase late in the period amidst positive developments at the firm. Affiliated Managers Group, a company that acquires majority ownership stakes in mid-sized investment managers, was also a major contributor to performance.

Not every stock performed as hoped. Getty Images Inc. was the top overall detractor from performance, as its stock price fell amidst a difficult competitive environment. The stock is no longer in the portfolio. Netflix, in the consumer discretionary area, struggled as they spent heavily to attract new subscribers. As the investment thesis was not developing as hoped, the position was liquidated. Semiconductor RF Micro Devices Inc. struggled; IMAX Corp. fell amidst lower order volume; and Patterson-UTI Energy Inc., sold from the portfolio in May, detracted from the Fund’s performance.

Overall, performance for the Fund during the period was strong. The team continues to apply a comprehensive approach to growth, building a portfolio that is diversified by sector, market capitalization and style, with a focus on controlling risk. This approach has served investors well during the period, as well as over the life of the Fund. The team will continue to use rigorous, bottom-up research to find what they feel are the best possible opportunities for investment.

CONTRIBUTORS AND DETRACTORS

FOR YEAR ENDED 9/30/06

Top Contributors	Top Detractors
Las Vegas Sands Corp.	Getty Images, Inc.
Focus Media Holdings, Ltd.	Netflix, Inc.
Apple Computer, Inc.	RF Micro Devices, Inc.
Amdocs, Ltd.	IMAX Corp.
Gilead Sciences, Inc.	Patterson-UTI Energy, Inc.

Source: Thomson Portfolio Analytics

MARKET CAPITALIZATION EXPOSURE

As of 9/30/06

TOP TEN EQUITY HOLDINGS

As of 9/30/06

Apple Computer, Inc.	4.7%
NYSE Group, Inc.	4.5%
Amdocs, Ltd.	4.4%
Microsoft Corp.	4.2%
Google, Inc.	4.2%
Las Vegas Sands Corp.	4.1%
DIRECTV Group, Inc.	4.1%
Affiliated Managers Group	4.0%
Gilead Sciences, Inc.	3.8%
Caremark Rx, Inc.	3.4%

TOP TEN INDUSTRIES

As of 9/30/06

Software & Services	18.4%
Health Care Equipment & Services	13.3%
Consumer Services	9.9%
Diversified Financials	9.5%
Pharmaceuticals & Biotechnology	8.2%
Technology Hardware & Equipment	7.8%
Transportation	4.6%
Media	4.1%
Retailing	3.0%
Telecommunication Services	2.8%

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2006

Certified Annual Report

Thornburg Core Growth Fund

September 30, 2006

This report is certified under the Sarbanes-Oxley Act of 2002, which requires that public companies, including mutual funds, affirm that the information provided in their annual and semiannual shareholder reports fully and fairly represents their financial position.

Certified Annual Report	9

Letter to Shareholders

Alexander M.V.

Motola, CFA

Portfolio Manager

October 20, 2006

Dear Fellow Shareholder:

For the fiscal year ended September 30, 2006, the Thornburg Core Growth Fund had strong relative and absolute performance. On September 30, 2005, the net asset value (NAV) for the Class A shares was $14.21. As of the end of this fiscal year, the Fund’s NAV was $16.38. The Fund’s Class A shares outperformed its benchmarks with a total return of 17.20% (at NAV) over that period. The NASDAQ Composite Index returned 5.83% and the Russell 3000 Growth Index returned 6.05% from September 30, 2005 through September 30, 2006.

The exposure of your Fund to various sectors has changed a fair amount over the past twelve months. This can be expected in a concentrated portfolio. A year ago, we were more concentrated in our two biggest sectors (information technology & health care). While the positions have reversed (health care is now larger than IT), our aggregate exposure to both has declined. Industrials now comprise almost 9% of the portfolio, whereas concentration was less than two percent at the end of September 2005. Our exposure to financials has increased as well, but modestly. However, our holdings in the sector are not in the traditional financial stocks like banks, but rather in asset management firms and securities exchanges.

Growth Industry Leaders is now our largest basket, followed by Emerging Growth Companies, then Consistent Growers. This shift was driven solely by a challenging opportunity set for Consistent Growers. We continue to target approximately 33% of the portfolio exposure to each of the three baskets. Our small cap exposure remains the same (around 31% of the portfolio), but large caps as a percentage of the portfolio have crept up to over 40%. The outlook for our larger cap holdings appears very robust, and I think our exposure to them will remain at higher than average levels for the foreseeable future.

Once again, our best performers have come from disparate parts of the markets: Las Vegas Sands Corp., Focus Media Holdings Ltd., Amdocs Ltd., Copa Holdings SA, Apple Computer Inc., Gilead Sciences Inc., PeopleSupport Inc., and CJ Home Shopping Co. Ltd. Las Vegas Sands continues to grow in Las Vegas, and is looking to be a dominant player in Macau by the end of the decade. Macau’s gambling market is approximately the same size today as Las Vegas, Nevada, but it’s growing much faster. Sands has also made inroads on the island of Singapore, where the company won a concession to be one of just two casinos in the country. Copa has turned around its troubled acquisition, AeroRepública, much quicker than most investors expected, leading to strong returns. Gilead Sciences and Apple Computer continue to do what they’ve been doing – taking share from incumbents and building their respective brands.

Our worst performers didn’t hurt as much as the winners helped, but they were still present. Among our most disappointing holdings were Getty Images Inc., Netflix Inc., Patterson-UTI Energy Inc., RF Micro Devices Inc., IMAX Corp., and JetBlue Airways Corp. Getty Images and Netflix had tougher competitive environments than we envisioned; in the case of Getty, this is being realized today. For Netflix, which has done well against new entrants in the past – including Wal-Mart and Blockbuster – the true test will come when video downloading levels the playing field. We still have a lot of confidence in JetBlue. The management team is one of the best of the industry and they have a compelling product offering. Even with geopolitical risks and rising oil/jet fuel prices, people continue to travel more and more.

It is important to understand our focus on risk control. Although we hope our statistical risk is low (standard deviation of returns), our focus is on appropriate diversification and stock specific risk control. “Knowing what you own” is our mantra. Our approach is to maintain a balance between diversifying our portfolio and maximizing the impact of individual stock selection.

We seek to control risk through consciously diversifying our portfolio by capitalization range, by sector and within sectors, and by basket (Growth Industry Leaders, Consistent Growth Companies,

10	Certified Annual Report

and Emerging Growth Companies). We focus our research efforts on identifying stock specific risks by knowing the business model, identifying the accounting issues, assessing the competitive, regulatory, and legal risks, and weighing the quality of earnings being generated. We feel we are managing our risks at the most basic and important level: the individual security level. It is my belief that adhering to an investment strategy focused on valuation, growth, and rigorous analysis will reward our shareholders.

Our Fund was “born” in December of 2000. Over the entire life of the Fund, and in every single year of its existence, value as an investment style has outperformed growth. This was even true during the fast market of 2003. Over the past five years, value (as measured by the S&P 500 Index/Citigroup style indices) has outperformed growth by a wide margin: Value returned 9.09%, annualized, versus just 4.71% for Growth. Over the same five-year period, your Fund (A shares at NAV, ending 9/30/2006) has generated an annualized return in excess of 16%. At some point in the future, growth investors will accord higher multiples to growth businesses. We feel many of the larger growth oriented companies are selling at excellent valuations, and we hope their value is realized in the marketplace over the next several years.

Initial public offerings contributed 0.35% of total return to the Fund during the fiscal year. The effects of offerings in prior periods are disclosed in prior reports.

We believe the Thornburg Core Growth Fund continues to fulfill its mandate as a growth oriented investment vehicle that can form part of the nucleus of an asset allocation strategy. Our focus is on maximizing long term after-tax returns while controlling risk. We encourage you to learn more about your portfolio. Descriptions of each holding and links to company web sites can be found by pointing your Internet browser to www.thornburg.com/funds. Thank you for investing in the Thornburg Core Growth Fund. Best wishes for a wonderful holiday season and New Year.

Regards,

Alexander M.V. Motola, CFA Portfolio Manager Managing Director

The matters discussed in this report may constitute forward-looking statements made pursuant to the safe harbor provisions of the Securities Litigation Reform Act of 1995. These include any advisor or portfolio manager prediction, assessment, analysis or outlook for individual securities, industries, investment styles, market sectors and/or markets. These statements involve risks and uncertainties. In addition to the general risks described for each fund in its current prospectus, other factors bearing on these reports include the accuracy of the advisor’s or portfolio manager’s forecasts and predictions, the appropriateness of the investment strategies designed by the advisor or portfolio manager, and the ability of the advisor or portfolio manager to implement their strategies efficiently and successfully. Any one or more of these factors, as well as other risks affecting the securities markets generally, could cause the actual results of any fund to differ materially as compared to its benchmarks.

Certified Annual Report	11

STATEMENT OF ASSETS AND LIABILITIES
Thornburg Core Growth Fund	September 30, 2006

ASSETS
Investments at value
Non-controlled affiliated issuers (cost $10,259,267)	$19,136,104
Non-affiliated issuers (cost $837,939,969)	933,711,944
Cash	1,270,779
Cash denominated in foreign currency (cost $465,743)	465,639
Receivable for fund shares sold	21,245,736
Unrealized gain on forward exchange contracts (Note 7)	43,989
Dividends receivable	57,573
Prepaid expenses and other assets	35,568

Total Assets	975,967,332

LIABILITIES
Payable for securities purchased	4,675,397
Payable for fund shares redeemed	1,550,253
Unrealized loss on forward exchange contracts (Note 7)	163,084
Payable to investment advisor and other affiliates (Note 3)	934,383
Deferred tax payable	246,409
Accounts payable and accrued expenses	238,382

Total Liabilities	7,807,908

NET ASSETS	$968,159,424

NET ASSETS CONSIST OF:
Net investment loss	$(81,967)
Net unrealized appreciation on investments	104,282,370
Accumulated net realized gain (loss)	(3,129,981)
Net capital paid in on shares of beneficial interest	867,089,002

$968,159,424

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STATEMENT OF ASSETS AND LIABILITIES, CONTINUED
Thornburg Core Growth Fund	September 30, 2006

NET ASSET VALUE:
Class A Shares:
Net asset value and redemption price per share ($502,345,057 applicable to 30,669,530 shares of beneficial interest outstanding - Note 4)	$16.38
Maximum sales charge, 4.50% of offering price	0.77

Maximum offering price per share	$17.15

Class C Shares:
Net asset value and offering price per share * ($187,180,218 applicable to 12,009,235 shares of beneficial interest outstanding - Note 4)	$15.59

Class I Shares:
Net asset value, offering and redemption price per share ($188,422,457 applicable to 11,308,737 shares of beneficial interest outstanding - Note 4)	$16.66

Class R1 Shares:
Net asset value, offering and redemption price per share ($90,166,648 applicable to 5,489,183 shares of beneficial interest outstanding - Note 4)	$16.43

Class R5 Shares:
Net asset value, offering and redemption price per share ($ 45,044 applicable to 2,705 shares of beneficial interest outstanding - Note 4)	$16.65

*	Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge. See notes to financial statements.

Certified Annual Report	13

STATEMENT OF OPERATIONS
Thornburg Core Growth Fund	Year Ended September 30, 2006

INVESTMENT INCOME:
Dividend income from non-affiliated issuers (net of foreign taxes withheld of $85,736)	$2,229,661
Interest income	1,583,661

Total Income	3,813,322

EXPENSES:
Investment advisory fees (Note 3)	5,502,296
Administration fees (Note 3)
Class A Shares	424,429
Class C Shares	143,675
Class I Shares	70,320
Class R1 Shares	56,382
Class R5 Shares	9
Distribution and service fees (Note 3)
Class A Shares	851,929
Class C Shares	1,154,101
Class R1 Shares	226,263
Transfer agent fees
Class A Shares	493,422
Class C Shares	182,225
Class I Shares	91,152
Class R1 Shares	56,214
Class R5 Shares	10,095
Registration and filing fees
Class A Shares	72,815
Class C Shares	25,922
Class I Shares	61,774
Class R1 Shares	15,008
Class R5 Shares	19,635
Custodian fees (Note 3)	231,835
Professional fees	61,040
Accounting fees	25,085
Trustee fees	15,441
Other expenses	199,911

Total Expenses	9,990,978
Less:
Expenses reimbursed by investment advisor (Note 3)	(247,594)
Distribution and service fees waived (Note 3)	(1,000)
Fees paid indirectly (Note 3)	(141,147)

Net Expenses	9,601,237

Net Investment Loss	$(5,787,915)

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STATEMENT OF OPERATIONS, CONTINUED
Thornburg Core Growth Fund	Year Ended September 30, 2006

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) on:
Investments sold	$(2,626,666)
Foreign currency transactions	(803,144)

(3,429,810)

Net change in unrealized appreciation (depreciation) on:
Investments (net of change in deferred taxes payable of $231,186)	72,072,198
Foreign currency translations	(143,565)

71,928,633

Net Realized and Unrealized Gain	68,498,823

Net Increase in Net Assets Resulting From Operations	$62,710,908

See notes to financial statements.

Certified Annual Report	15

STATEMENTS OF CHANGES IN NET ASSETS
Thornburg Core Growth Fund

	Year Ended September 30, 2006	Year Ended September 30, 2005
INCREASE (DECREASE) IN NET ASSETS FROM:
OPERATIONS:
Net investment income (loss)	$(5,787,915)	$(1,279,056)
Net realized gain (loss) on investments and foreign currency transactions	(3,429,810)	6,645,681
Increase (Decrease) in unrealized appreciation (depreciation) on investments, foreign currency translation, and deferred taxes	71,928,633	25,147,705

Net Increase (Decrease) in Net Assets Resulting from Operations	62,710,908	30,514,330
DIVIDENDS TO SHAREHOLDERS:
From realized gains
Class A Shares	(2,295,746)	—
Class C Shares	(899,989)	—
Class I Shares	(998,879)	—
Class R1 Shares	(228,837)	—
Class R5 Shares	(1)	—
FUND SHARE TRANSACTIONS (NOTE 4):
Class A Shares	361,920,829	53,496,950
Class C Shares	134,311,126	21,351,328
Class I Shares	125,861,734	20,375,442
Class R1 Shares	78,841,386	5,969,887
Class R5 Shares	43,038	—

Net Increase in Net Assets	759,265,569	131,707,937
NET ASSETS:
Beginning of year	208,893,855	77,185,918

End of year	$968,159,424	$208,893,855

See notes to financial statements.

16	Certified Annual Report

NOTES TO FINANCIAL STATEMENTS
Thornburg Core Growth Fund	September 30, 2006

NOTE 1 – ORGANIZATION

Thornburg Core Growth Fund, hereinafter referred to as the “Fund,” is a diversified series of Thornburg Investment Trust (the “Trust”). The Fund commenced operations on December 27, 2000. The Trust was organized as a Massachusetts business trust under a Declaration of Trust dated June 3, 1987 and is registered as a diversified, open-end management investment company under the Investment Company Act of 1940, as amended. The Trust is currently issuing eleven series of shares of beneficial interest in addition to those of the Fund: Thornburg Limited Term Municipal Fund, Thornburg California Limited Term Municipal Fund, Thornburg Intermediate Municipal Fund, Thornburg New Mexico Intermediate Municipal Fund, Thornburg New York Intermediate Municipal Fund, Thornburg Limited Term U.S. Government Fund, Thornburg Limited Term Income Fund, Thornburg Value Fund, Thornburg International Value Fund, Thornburg Investment Income Builder Fund, and Thornburg Global Opportunities Fund. Each series is considered to be a separate entity for financial reporting and tax purposes and bears expenses directly attributable to it. The Fund seeks long-term capital appreciation by investing primarily in equity securities selected for their growth potential.

The Fund currently offers five classes of shares of beneficial interest: Class A, Class C, Institutional Class (Class I), and Retirement Classes (Class R1 and Class R5). Each class of shares of the Fund represents an interest in the same portfolio of investments of the Fund, except that (i) Class A shares are sold subject to a front-end sales charge collected at the time the shares are purchased and bear a service fee, (ii) Class C shares are sold at net asset value without a sales charge at the time of purchase, but are subject to a contingent deferred sales charge upon redemption within one year, and bear both a service fee and a distribution fee, (iii) Class I shares are sold at net asset value without a sales charge at the time of purchase, (iv) Class R1 shares are sold at net asset value without a sales charge at the time of purchase but bear both a service fee and a distribution fee, and (iv) the respective classes may have different reinvestment privileges and conversion rights. Additionally, the Fund may allocate among its classes certain expenses, to the extent allowable, to specific classes including transfer agent fees, government registration fees, certain printing and postage costs, and administration and legal expenses. Currently, class specific expenses of the Fund are limited to service and distribution fees, administration fees and certain registration and transfer agent expenses.

NOTE 2 – SIGNIFICANT ACCOUNTING POLICIES

Significant accounting policies of the Trust are as follows:

Valuation of Securities: Investments are stated at value based on latest sales prices, normally at 4:00 pm EST reported on national securities exchanges on the last business day of the period. Investments for which no sale is reported are valued at the mean between bid and asked prices or in accordance with such other method as the Trustees may authorize. In any case where a market quotation is not readily available, the Trust’s valuation and pricing committee determines a fair value for the investment using factors approved by the Trustees. Short term obligations having remaining maturities of 60 days or less are valued at amortized cost, which approximates market value.

Options Transactions: The Fund may buy or write put and call options through listed exchanges and the over-the-counter market. The buyer has the right to purchase (in the case of a call option) or sell (in the case of a put option) a specified quantity of a specific security or other underlying asset at a specified price prior to or on a specified expiration date. The writer of an option is exposed to the risk of loss if the market price of the underlying asset declines (in the case of a put option) or increases (in the case of a call option). The writer of an option can never profit by more than the premium paid by the buyer but can lose an unlimited amount. The writer also has the additional risk of not being able to enter into a closing transaction if a liquid secondary market does not exist.

Premiums received/paid from writing/purchasing options are recorded as liabilities/assets on the Statement of Assets and Liabilities, and are subsequently adjusted to current values. The difference between the current value of an option and the premium received/paid is treated as an unrealized gain or loss.

When a purchased option expires on its stipulated expiration date or when a closing transaction is entered into, the premium paid on the purchase of the option is treated by the Fund as a realized loss. When a written option expires on its stipulated expiration date or when a closing transaction is entered into, the related liability is extinguished and the Fund realizes a gain (loss if the cost of the closing transaction exceeds the premium received when the option was written).

Foreign Currency Translation: Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the exchange rate of such currencies against the U.S. dollar on the date of valuation. Purchases and sales of securities and income items denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the translation date. When the Fund purchases or sells foreign securities it will customarily enter into a foreign exchange contract to minimize foreign exchange risk from the trade date to the settlement date of such transactions.

The Fund does not separately report the effect of changes in foreign exchange rates from changes in market prices on securities held. Such changes are included in net realized and unrealized gain or loss from investments.

Reported net realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund’s books, and the U.S. dollar equivalent of the amounts actually received or paid.

Certified Annual Report	17

NOTES TO FINANCIAL STATEMENTS, CONTINUED
Thornburg Core Growth Fund	September 30, 2006

Net unrealized foreign exchange gains and losses arise from changes in the fair value of assets and liabilities, other than investments in securities at fiscal period end, resulting from changes in exchange rates.

Deferred Taxes: The Fund is subject to a tax imposed on net realized gains of securities of certain foreign countries. The Fund records an estimated deferred tax liability for net unrealized gains on these securities as reflected in the accompanying financial statements.

Federal Income Taxes: It is the policy of the Trust to comply with the provisions of the Internal Revenue Code applicable to “regulated investment companies” and to distribute all taxable income, including any net realized gain on investments of the Fund to the shareholders. Therefore, no provision for Federal income taxes is required.

Dividends: Dividends to shareholders are generally paid quarterly and are reinvested in additional shares of the Fund at net asset value per share at the close of business on the dividend payment date or, at the shareholder’s option, paid in cash. Net realized capital gains, to the extent available, will be distributed at least annually. Distributions to shareholders are based on income tax regulations and therefore, their characteristics may differ for financial statement and tax purposes.

When-Issued and Delayed Delivery Transactions: The Trust may engage in when-issued or delayed delivery transactions. To the extent the Trust engages in such transactions, it will do so for the purpose of acquiring portfolio securities consistent with the Fund’s investment objectives and not for the purpose of investment leverage or to speculate on interest rate and or market changes. At the time the Trust makes a commitment to purchase a security on a when-issued basis, the Fund will record the transaction and reflect the value in determining its net asset value. When effecting such transactions, assets of an amount sufficient to make payment for the portfolio securities to be purchased will be segregated on the Fund’s records on the trade date. Securities purchased on a when-issued or delayed delivery basis do not earn interest until the settlement date.

General: Securities transactions are accounted for on a trade date basis. Interest income is accrued as earned and dividend income is recorded on the ex-dividend date. Certain income from foreign securities is recognized as soon as information is available to the Fund. Realized gains and losses from the sale of securities are recorded on an identified cost basis. Net investment income (other than class specific expenses) and realized and unrealized gains and losses are allocated daily to each class of shares based upon the relative net asset value of outstanding shares of each class of shares at the beginning of the day (after adjusting for the current share activity of the respective class). Expenses common to all funds are allocated among the funds comprising the Trust based upon their relative net asset values or other appropriate allocation methods.

Guarantees and Indemnifications: Under the Trust’s organizational documents, its officers and Trustees are indemnified against certain liability arising out of the performance of their duties to the Fund. Additionally, in the normal course of business the Trust enters into contracts with service providers that contain general indemnification clauses. The Trust’s maximum exposure under these arrangements is unknown. However, based on experience, the Trust expects the risk of loss to be remote.

Use of Estimates: The preparation of financial statements, in conformity with generally accepted accounting principles, requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

NOTE 3 – INVESTMENT ADVISORY FEE AND OTHER TRANSACTIONS WITH AFFILIATES

Pursuant to an investment advisory agreement, Thornburg Investment Management, Inc. (the “Advisor”) serves as the investment advisor and performs services to the Fund for which the fees are payable at the end of each month. For the year ended September 30, 2006, these fees were payable at annual rates ranging from .875 of 1% to .675 of 1% per annum of the average daily net assets of the Fund depending on the Fund’s asset size. The Fund also has an administrative services agreement with the Advisor, whereby the Advisor will perform certain administrative services for the shareholders of each class of the Fund’s shares, and for which fees will be payable at an annual rate of up to .125 of 1% per annum of the average daily net assets attributable to each class of shares. For the year ended September 30, 2006, the Advisor voluntarily reimbursed certain class specific expenses, administrative fees, and distribution fees of $1,000 for Class C shares, $127,427 for Class I shares, $90,440 for Class R1 shares and $29,727 for Class R5 shares.

The Trust has an underwriting agreement with Thornburg Securities Corporation (the “Distributor”, an affiliate of the Advisor), which acts as the Distributor of the Fund’s shares. For the year ended September 30, 2006, the Distributor has advised the Fund that it earned commissions aggregating $371,433 from the sale of Class A shares of the Fund and collected contingent deferred sales charges aggregating $47,155 from redemptions of Class C shares of the Fund.

Pursuant to a service plan under Rule 12b-1 of the Investment Company Act of 1940, the Fund may reimburse to the Advisor an amount not to exceed .25 of 1% per annum of its average daily net assets attributable to each class of shares of the Fund for payments made by the Advisor to securities dealers and other financial institutions to obtain various shareholder and distribution related services. The Advisor may pay out of its own resources additional expenses for distribution of the Fund’s shares.

18	Certified Annual Report

NOTES TO FINANCIAL STATEMENTS, CONTINUED
Thornburg Core Growth Fund	September 30, 2006

The Trust has also adopted distribution plans pursuant to Rule 12b-1, applicable only to the Fund’s Class C and Class R1 shares, under which the Fund compensates the Distributor for services in promoting the sale of Class C and Class R1 shares of the Fund at an annual rate of up to .75 of 1% of the average daily net assets attributable to Class C and Class R1 shares. Total fees incurred by each class of shares of the Fund under its respective service and distribution plans are set forth in the Statement of Operations.

The Trust has an agreement with the custodian bank to indirectly pay a portion of the custodian’s fees through credits earned by the Fund’s cash on deposit with the bank. This deposit agreement is an alternative to overnight investments. Custodial fees have been adjusted to reflect amounts that would have been paid without this agreement, with a corresponding adjustment reflected as fees paid indirectly in the Statement of Operations. For the year ended September 30, 2006, fees paid indirectly were $141,147. This figure may include additional fees waived by the Custodian.

Certain officers and Trustees of the Trust are also officers and/ or Directors of the Advisor and Distributor. The compensation of independent Trustees is borne by the Trust.

NOTE 4 – SHARES OF BENEFICIAL INTEREST

At September 30, 2006, there were an unlimited number of shares of beneficial interest authorized. Transactions in shares of beneficial interest were as follows:

	Year Ended September 30, 2006		Year Ended September 30, 2005
	Shares	Amount	Shares	Amount
Class A Shares
Shares sold	31,205,445	$490,887,835	4,753,098	$62,419,689
Shares issued to shareholders in reinvestment of dividends	145,954	2,090,059	—	—
Shares repurchased	(8,482,187)	(131,249,232)	(714,886)	(8,926,162)
Redemption fees received**	—	192,167	—	3,423

Net Increase (Decrease)	22,869,212	$361,920,829	4,038,212	$53,496,950

Class C Shares
Shares sold	9,826,021	$147,394,797	1,892,754	$24,074,650
Shares issued to shareholders in reinvestment of dividends	54,556	748,508	—	—
Shares repurchased	(932,965)	(13,875,119)	(228,812)	(2,723,322)
Redemption fees received**	—	42,940	—	—

Net Increase (Decrease)	8,947,612	$134,311,126	1,663,942	$21,351,328

Class I Shares
Shares sold	12,137,575	$193,746,428	1,588,545	$21,467,761
Shares issued to shareholders in reinvestment of dividends	63,694	923,572	—	—
Shares repurchased	(4,369,477)	(68,872,491)	(85,287)	(1,092,663)
Redemption fees received**	—	64,225	—	344

Net Increase (Decrease)	7,831,792	$125,861,734	1,503,258	$20,375,442

Class R1 Shares
Shares sold	5,664,323	$88,572,584	490,525	$6,601,537
Shares issued to shareholders in reinvestment of dividends	15,760	226,474	—	—
Shares repurchased	(635,940)	(9,972,757)	(46,935)	(631,650)
Redemption fees received**	—	15,085	—	—

Net Increase (Decrease)	5,044,143	$78,841,386	443,590	$5,969,887

Certified Annual Report	19

NOTES TO FINANCIAL STATEMENTS, CONTINUED
Thornburg Core Growth Fund	September 30, 2006

	Year Ended September 30, 2006		Year Ended September 30, 2005
	Shares	Amount	Shares	Amount
Class R5 Shares *
Shares sold	2,707	$43,064	—	$—
Shares issued to shareholders in reinvestment of dividends	0	1	—	—
Shares repurchased	(2)	(35)	—	—
Redemption fees received**	—	8	—	—

Net Increase (Decrease)	2,705	$43,038	—	$—

*	Effective date of Class R5 shares was October 3, 2005.

**	The Fund charges a redemption fee of 1% of the Class A & Class I shares exchanged within 30 days of purchase. Prior to February 1, 2006, the Fund charged a redemption fee of 1% of the Class A & Class I shares exchanged within 90 days of purchase. Redemption fees charged to any Class are allocated to all Classes upon receipt of payment based on relative net asset values of each Class or other appropriate allocation methods.

NOTE 5 – SECURITIES TRANSACTIONS

For the year ended September 30, 2006, the Fund had purchase and sale transactions of investment securities (excluding short-term investments) of $1,212,084,189 and $591,704,531, respectively.

NOTE 6 – INCOME TAXES

At September 30, 2006, information on the tax components of capital is as follows:

Cost of investments for tax purpose	$848,837,345

Gross unrealized appreciation on a tax basis	$125,348,809
Gross unrealized depreciation on a tax basis	(21,338,106)

Net unrealized appreciation (depreciation) on investments (tax basis)	$104,010,703

At September 30, 2006, the Fund did not have any undistributed ordinary net income or undistributed capital gains.

At September 30, 2006, the Fund has deferred tax basis currency and capital losses occurring subsequent to October 31, 2005 of $81,967 and $1,926,292 respectively. For tax purposes, such losses will be reflected in the year ending September 30, 2007.

At September 30, 2006, the Fund had tax basis capital losses of $587,448, which may be carried over to offset future capital gains. To the extent such carry forwards are used, capital gains distributions may be reduced to the extent provided by regulations. Such losses expire September 30, 2014.

In order to account for permanent book/tax differences, the Fund decreased net capital paid in on shares of beneficial interest by $6,063,359, decreased accumulated net realized investment loss by $299,282, and decreased net investment loss by $5,764,077. This reclassification has no impact on the net asset value of the Fund. Reclassifications result primarily from net operating loss and currency losses.

The tax character of distributions paid by the Fund for the year ended September 30, 2006 was $4,423,452 from the distribution of long-term capital gains.

New Accounting Pronouncement:

On July 13, 2006, the Financial Accounting Standards Board issued Interpretation No. 48, “Accounting for Uncertainty in Income Taxes – an Interpretation of FASB Statement No. 109” (the “Interpretation”). The Interpretation prescribes a comprehensive model for how a company, including the Fund, should recognize, measure, present and disclose in its financial statements uncertain tax positions that the company has taken or expects to take on income tax returns, and also revises certain disclosure requirements. The Interpretation is effective for fiscal years beginning after December 15, 2006. Management has recently begun to evaluate the application of the Interpretation to the Fund and is not in a position at this time to estimate the significance of its impact, if any, on the Fund’s financial statements.

NOTE 7 – FINANCIAL INSTRUMENTS WITH OFF-BALANCE SHEET RISK AND FOREIGN INVESTMENT RISK

During the year ended September 30, 2006, the Fund was a party to financial instruments with off-balance sheet risks, primarily currency forward exchange contracts. A forward exchange contract is an agreement between two parties to exchange different currencies at a specified rate at an agreed upon future date. These contracts are purchased in order to minimize the risk to the Fund with respect to its foreign stock transactions from adverse changes in the relationship between the U.S. dollar and foreign currencies. In each case these contracts have been initiated in conjunction with foreign stock transactions. These instruments may involve market risks in excess of the amount recognized on the Statement of Assets and Liabilities. Such risks would arise from the possible inability of counterparties to meet the terms of their contracts, future movement in currency value and interest rates and contract

20	Certified Annual Report

NOTES TO FINANCIAL STATEMENTS, CONTINUED
Thornburg Core Growth Fund	September 30, 2006

positions that are not exact offsets. These contracts are reported in the financial statements at the Fund’s net equity, as measured by the difference between the forward exchange rates at the reporting date and the forward exchange rates at the dates of entry into the contract. There are special risks associated with international investing, including currency fluctuations, government regulation, political developments, and differences in liquidity.

CONTRACTS TO SELL:
Contracts		Contract Value Date	Unrealized Gain (Loss)
723,000,000	Indian Rupee for 15,605,439 USD	Dec 13, 2006	$(140,963)
7,700,000	Euro for 9,790,473 USD	Dec 21, 2006	(22,121)

Unrealized loss from forward Sell contracts:			$(163,084)

CONTRACTS TO BUY:
Contracts		Contract Value Date	Unrealized Gain (Loss)
7,700,000	Euro for 9,768,605 USD	Dec 21, 2006	$43,989

Unrealized gain from forward Buy contracts:			$43,989

Net unrealized gain (loss) from forward Exchange contracts:			$(119,095)

Certified Annual Report	21

FINANCIAL HIGHLIGHTS

Thornburg Core Growth Fund

	Year Ended September 30,
	2006	2005	2004	2003	2002
Class A Shares:
PER SHARE PERFORMANCE
(for a share outstanding throughout the year)+
Net asset value, beginning of year	$14.21	$10.87	$10.11	$6.45	$7.80

Income from investment operations:
Net investment income (loss)	(0.14)	(0.14)	(0.15)	(0.13)	(0.12)
Net realized and unrealized gain (loss) on investments	2.54	3.48	0.90	3.77	(1.23)

Total from investment operations	2.40	3.34	0.75	3.64	(1.35)

Less dividends from:
Realized capital gains	(0.24)	—	—	—	—
Redemption fees added to paid in capital	0.01	—	0.01	0.02	—

Change in net asset value	2.17	3.34	0.76	3.66	(1.35)
NET ASSET VALUE, end of year	$16.38	$14.21	$10.87	$10.11	$6.45

RATIOS/SUPPLEMENTAL DATA
Total return(a)	17.20%	30.73%	7.52%	56.74%	(17.31)%
Ratios to average net assets:
Net investment income (loss)	(0.86)%	(1.14)%	(1.37)%	(1.43)%	(1.44)%
Expenses, after expense reductions	1.48%	1.60%	1.62%	1.65%	1.64%
Expenses, after expense reductions and net of custody credits	1.46%	1.57%	1.61%	1.63%	1.63%
Expenses, before expense reductions	1.48%	1.60%	1.70%	2.03%	2.39%
Portfolio turnover rate	98.00%	115.37%	108.50%	102.91%	212.17%
Net assets at end of year (000)	$502,345	$110,836	$40,899	$36,247	$5,685

(a)	Sales loads are not reflected in computing total return.

+	Based on weighted average shares outstanding.

22	Certified Annual Report

FINANCIAL HIGHLIGHTS, CONTINUED

Thornburg Core Growth Fund

	Year Ended September 30,
	2006	2005	2004	2003	2002
Class C Shares:
PER SHARE PERFORMANCE
(for a share outstanding throughout the year)+
Net asset value, beginning of year	$13.63	$10.51	$9.85	$6.38	$7.76

Income from investment operations:
Net investment income (loss)	(0.24)	(0.23)	(0.22)	(0.18)	(0.18)
Net realized and unrealized gain (loss) on investments	2.43	3.35	0.88	3.65	(1.20)

Total from investment operations	2.19	3.12	0.66	3.47	(1.38)

Less dividends from:
Realized capital gains	(0.24)	—	—	—	—
Redemption fees added to paid in capital	0.01	—	—	—	—

Change in net asset value	1.96	3.12	0.66	3.47	(1.38)
NET ASSET VALUE, end of year	$15.59	$13.63	$10.51	$9.85	$6.38

RATIOS/SUPPLEMENTAL DATA
Total return	16.38%	29.69%	6.70%	54.39%	(17.78)%
Ratios to average net assets:
Net investment income (loss)	(1.63)%	(1.91)%	(2.13)%	(2.19)%	(2.19)%
Expenses, after expense reductions	2.25%	2.37%	2.38%	2.40%	2.39%
Expenses, after expense reductions and net of custody credits	2.23%	2.34%	2.37%	2.38%	2.38%
Expenses, before expense reductions	2.25%	2.37%	2.52%	3.35%	3.45%
Portfolio turnover rate	98.00%	115.37%	108.50%	102.91%	212.17%
Net assets at end of year (000)	$187,180	$41,737	$14,693	$7,146	$1,892

+	Based on weighted average shares outstanding.

Certified Annual Report	23

FINANCIAL HIGHLIGHTS, CONTINUED
Thornburg Core Growth Fund

	Year Ended September 30,		Period Ended September 30,
	2006	2005	2004(c)
Class I Shares:
PER SHARE PERFORMANCE
(for a share outstanding throughout the period)+
Net asset value, beginning of period	$14.37	$10.93	$10.87

Income from investment operations:
Net investment income (loss)	(0.06)	(0.07)	(0.08)
Net realized and unrealized gain (loss) on investments	2.58	3.51	0.14

Total from investment operations	2.52	3.44	0.06

Less dividends from:
Realized capital gains	(0.24)	—	—
Redemption fees added to paid in capital	0.01	—	—

Change in net asset value	2.29	3.44	0.06
NET ASSET VALUE, end of period	$16.66	$14.37	$10.93

RATIOS/SUPPLEMENTAL DATA
Total return(a)	17.85%	31.47%	0.55%
Ratios to average net assets:
Net investment income (loss)	(0.40)%	(0.55)%	(0.74	)%(b)
Expenses, after expense reductions	1.01%	1.02%	1.00	%(b)
Expenses, after expense reductions and net of custody credits	0.99%	0.99%	0.99	%(b)
Expenses, before expense reductions	1.10%	1.15%	1.31	%(b)
Portfolio turnover rate	98.00%	115.37%	108.50%
Net assets at end of period (000)	$188,422	$49,975	$21,578

(a)	Not annualized for periods less than one year.

(b)	Annualized.

(c)	Effective date of Class I Shares was November 1, 2003.

+	Based on weighted average shares outstanding.

24	Certified Annual Report

FINANCIAL HIGHLIGHTS, CONTINUED
Thornburg Core Growth Fund

	Year Ended September 30,			Period Ended September 30,
	2006	2005	2004	2003(c)
Class R1 Shares:
PER SHARE PERFORMANCE
(for a share outstanding throughout the period)+
Net asset value, beginning of period	$14.26	$10.90	$10.11	$9.59

Income from investment operations:
Net investment income (loss)	(0.14)	(0.14)	(0.12)	(0.03)
Net realized and unrealized gain (loss) on investments	2.54	3.50	0.91	0.55

Total from investment operations	2.40	3.36	0.79	0.52

Less dividends from:
Realized capital gains	(0.24)	—	—	—
Redemption fees added to paid in capital	0.01	—	—	—

Change in net asset value	2.17	3.36	0.79	0.52
NET ASSET VALUE, end of period	$16.43	$14.26	$10.90	$10.11

RATIOS/SUPPLEMENTAL DATA
Total return(a)	17.14%	30.83%	7.81%	5.42%
Ratios to average net assets:
Net investment income (loss)	(0.90)%	(1.08)%	(1.17)%	(1.06	)%(b)
Expenses, after expense reductions	1.53%	1.52%	1.50%	1.65	% (b)
Expenses, after expense reductions and net of custody credits	1.50%	1.49%	1.49%	1.65	% (b)
Expenses, before expense reductions	1.73%	3.56%	722.79%†	22,219.77	%(b)†
Portfolio turnover rate	98.00%	115.37%	108.50%	102.91%
Net assets at end of period (000)	$90,167	$6,345	$16	$—	(d)

(a)	Not annualized for periods less than one year.

(b)	Annualized.

(c)	Effective date of Class R1 Shares was July 1, 2003.

(d)	Net assets at end of year were less than $1,000.

†	Due to the size of net assets and fixed expenses, ratios may appear disproportionate.

+	Based on weighted average shares outstanding.

Certified Annual Report	25

FINANCIAL HIGHLIGHTS, CONTINUED
Thornburg Core Growth Fund

Period Ended September 30, 2006(b)
Class R5 Shares:
PER SHARE PERFORMANCE
(for a share outstanding throughout the period)+
Net asset value, beginning of period	$14.43

Income from investment operations:
Net investment income	(0.06)
Net realized and unrealized gain (loss) on investments	2.51

Total from investment operations	2.45

Less dividends from:
Realized capital gains	(0.24)
Redemption fees added to paid in capital	0.01

Change in net asset value	2.22
NET ASSET VALUE, end of period	$16.65

RATIOS/SUPPLEMENTAL DATA
Total return(a)	17.29%
Ratios to average net assets:
Net investment income (loss)	(0.38)%
Expenses, after expense reductions	1.01%
Expenses, after expense reductions and net of custody credits	0.99%
Expenses, before expense reductions	176.54%†
Portfolio turnover rate	98.00%
Net assets at end of period (000)	$45

(a)	Not annualized for periods less than one year.

(b)	Effective date of Class R5 Shares was October 3, 2005.

†	Due to the size of net assets and fixed expenses, ratios may appear disproportionate.

+	Based on weighted average shares outstanding.

26	Certified Annual Report

SCHEDULE OF INVESTMENTS

Thornburg Core Growth Fund	September 30, 2006

CUSIPS: CLASS A - 885-215-582, CLASS C - 885-215-574, CLASS I - 885-215-475, CLASS R1 - 885-215-517, CLASS R5 - 855-215-350

NASDAQ SYMBOLS: CLASS A - THCGX, CLASS C - TCGCX, CLASS I - THIGX, CLASS R1 - THCRX, CLASS R5 - THGRX

SUMMARY OF INDUSTRY EXPOSURE

As of 9/30/06

Software & Services	18.4%
Health Care Equipment & Services	13.3%
Consumer Services	9.9%
Diversified Financials	9.5%
Pharmaceuticals & Biotechnology	8.2%
Technology Hardware & Equipment	7.8%
Transportation	4.6%
Media	4.1%
Retailing	3.0%
Telecommunication Services	2.8%
Commercial Services & Supplies	2.4%
Utilities	2.3%
Semiconductors & Semiconductor Equipment	1.8%
Capital Goods	1.8%
Food & Staples Retailing	1.7%
Food Beverage & Tobacco	0.6%
Other Assets & Cash Equivalents	7.8%

	Shares/ Principal Amount	Value
COMMON STOCK — 92.23%
CAPITAL GOODS — 1.80%
BUILDING PRODUCTS — 1.80%
Nice SpA+	2,149,028	$17,394,215

		17,394,215

COMMERCIAL SERVICES & SUPPLIES — 2.36%
COMMERCIAL SERVICES & SUPPLIES — 2.36%
Paxys, Inc.+	17,281,600	3,697,059
PeopleSupport, Inc.+(1)	1,034,384	19,136,104

		22,833,163

CONSUMER SERVICES — 9.86%
DIVERSIFIED CONSUMER SERVICES — 1.13%
Bright Horizons Family Solutions, Inc.+	262,400	10,949,952
HOTELS RESTAURANTS & LEISURE — 8.73%
FuJi Food & Catering Services	6,414,100	10,701,692
Las Vegas Sands Corp.+	587,400	40,148,790
Melco International Development Ltd.	5,225,900	11,174,020
Wyndham Worldwide Corp.+	805,200	22,521,444

		95,495,898

Certified Annual Report	27

SCHEDULE OF INVESTMENTS, CONTINUED
Thornburg Core Growth Fund	September 30, 2006

	Shares/ Principal Amount	Value
DIVERSIFIED FINANCIALS — 9.53%
CAPITAL MARKETS — 5.01%
Affiliated Managers Group, Inc.+	383,925	$38,434,732
Indiabulls Financial Services Ltd.	1,119,000	10,080,530
DIVERSIFIED FINANCIAL SERVICES — 4.52%
NYSE Group, Inc.+	585,400	43,758,650

		92,273,912

FOOD & STAPLES RETAILING — 1.68%
FOOD & STAPLES RETAILING — 1.68%
Celestial Nutrifoods Ltd.+	16,736,000	16,250,593

		16,250,593

FOOD BEVERAGE & TOBACCO — 0.57%
FOOD PRODUCTS — 0.57%
China Milk Products Group Ltd.+	8,319,000	5,559,987

		5,559,987

HEALTH CARE EQUIPMENT & SERVICES — 13.33%
HEALTH CARE EQUIPMENT & SUPPLIES — 2.67%
Cytyc Corp.+	1,055,400	25,836,192
HEALTH CARE PROVIDERS & SERVICES — 10.66%
Allscripts Healthcare Solutions, Inc.+	414,100	9,296,545
Caremark Rx, Inc.	584,071	33,099,303
Lincare Holdings, Inc.+	890,212	30,836,944
WellPoint, Inc.+	389,500	30,010,975

		129,079,959

MEDIA — 4.12%
MEDIA — 4.12%
DIRECTV Group, Inc.+	2,025,300	39,857,904

		39,857,904

PHARMACEUTICALS & BIOTECHNOLOGY — 8.24%
BIOTECHNOLOGY — 6.23%
Gilead Sciences, Inc.+	540,050	37,101,435
Nuvelo, Inc.+	1,269,156	23,149,405
PHARMACEUTICALS — 2.01%
Aspreva Pharmaceuticals Corp.+	750,600	19,478,070

		79,728,910

28	Certified Annual Report

SCHEDULE OF INVESTMENTS, CONTINUED
Thornburg Core Growth Fund	September 30, 2006

	Shares/ Principal Amount	Value
RETAILING — 3.01%
MULTILINE RETAIL — 3.01%
Kohl’s Corp.+	449,300	$29,168,556

		29,168,556

SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT — 1.82%
SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT — 1.82%
Austriamicrosystems AG+	310,434	17,588,364

		17,588,364

SOFTWARE & SERVICES — 18.43%
INTERNET SOFTWARE & SERVICES — 6.22%
Equinix, Inc.+	331,000	19,893,100
Google, Inc.+	100,250	40,290,475
IT SERVICES — 2.84%
Gevity HR, Inc.	625,358	14,245,655
Satyam Computer	737,200	13,204,880
SOFTWARE — 9.37%
Amdocs Ltd.+	1,073,225	42,499,710
Microsoft Corp.	1,489,500	40,708,035
Opsware, Inc.+	839,000	7,559,390

		178,401,245

TECHNOLOGY HARDWARE & EQUIPMENT — 7.83%
COMPUTERS & PERIPHERALS — 7.83%
Apple Computer, Inc.+	590,500	45,486,215
Diebold, Inc.	697,500	30,362,175

		75,848,390

TELECOMMUNICATION SERVICES — 2.74%
WIRELESS TELECOMMUNICATION SERVICES — 2.74%
America Movil SA	13,414,000	26,506,743

		26,506,743

TRANSPORTATION — 4.58%
AIRLINES — 4.58%
Copa Holdings SA	805,940	27,667,920
JetBlue Airways Corp.+	1,801,400	16,698,978

		44,366,898

Certified Annual Report	29

SCHEDULE OF INVESTMENTS, CONTINUED
Thornburg Core Growth Fund	September 30, 2006

	Shares/ Principal Amount	Value
UTILITIES — 2.33%
INDUSTRIAL POWER PRODUCTION / ENERGY TRADING — 2.33%
Ormat Technologies, Inc.	690,060	$22,578,763

		22,578,763

TOTAL COMMON STOCK (Cost $788,284,689)		892,933,500

SHORT TERM INVESTMENTS — 6.19%
AIG Funding, Inc., 5.17%, 10/3/2006	$7,000,000	6,997,988
AIG Funding, Inc., 5.24%, 10/5/2006	20,000,000	19,988,355
Lasalle Bank Corp., 5.21%, 10/13/2006	3,000,000	2,994,790
Toyota Credit de Puerto Rico, 5.23%, 10/10/2006	5,500,000	5,492,809
Toyota Credit de Puerto Rico, 5.20%, 10/16/2006	3,000,000	2,993,500
Toyota Credit de Puerto Rico, 5.21%, 10/18/2006	21,500,000	21,447,106

TOTAL SHORT TERM INVESTMENTS (Cost $59,914,547)		59,914,548

TOTAL INVESTMENTS — 98.42% (Cost $848,199,236)		$952,848,048
OTHER ASSETS LESS LIABILITIES — 1.58%		15,311,376

NET ASSETS — 100.00%		$968,159,424

Footnote Legend

+	Non-income producing

See notes to financial statements.

(1)	Investment in Affiliates

Holdings of voting securities of each portfolio company which is considered “affiliated” to the Fund under the Investment Company Act of 1940 because the Fund’s holding represented 5% or more of the company’s voting securities during the period, are shown below:

Issuer	Shares at Sept. 30, 2005	Gross Additions	Gross Reductions	Shares at Sept. 30, 2006	Market Value Sept. 30, 2006	Dividend Income
PeopleSupport, Inc.	—	1,105,900	71,516	1,034,384	19,136,104	—

Total non-controlled “affiliated companies” — 1.98% of Net Assets

30	Certified Annual Report

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
Thornburg Core Growth Fund

To the Trustees and Shareholders of Thornburg Core Growth Fund

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Thornburg Core Growth Fund (one of the portfolios constituting Thornburg Investment Trust, hereafter referred to as the “Fund”) at September 30, 2006, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at September 30, 2006 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

New York, New York November 16, 2006

Certified Annual Report	31

EXPENSE EXAMPLE
Thornburg Core Growth Fund	September 30, 2006 (Unaudited)

As a shareholder of the Fund, you incur two types of costs:

(1)	transaction costs, including

(a) sales charges (loads) on purchase payments, for Class A shares;

(b) a deferred sales charge on redemptions of any part or all of a purchase of $1 million of Class A shares within 12 months of purchase;

(c) a deferred sales charge on redemptions of Class C shares within 12 months of purchase;

(d) a 30-day redemption fee on Class A and Class I shares;

(2)	ongoing costs, including management fees; distribution and/or service (12b-1) fees; and other Fund expenses.

This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested on March 31, 2006 and held until September 30, 2006.

Actual Expenses

The first line of the table at right provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table at right provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

	Beginning Account Value 3/31/06	Ending Account Value 9/30/06	Expenses Paid During Period† 3/31/06–9/30/06
Class A Shares
Actual	$1,000.00	$993.90	$7.39
Hypothetical*	$1,000.00	$1,017.65	$7.48
Class C Shares
Actual	$1,000.00	$990.50	$11.16
Hypothetical*	$1,000.00	$1,013.86	$11.29
Class I Shares
Actual	$1,000.00	$996.40	$4.95
Hypothetical*	$1,000.00	$1,020.10	$5.01
Class R1 Shares
Actual	$1,000.00	$994.00	$7.51
Hypothetical*	$1,000.00	$1,017.54	$7.59
Class R5 Shares
Actual	$1,000.00	$996.40	$4.92
Hypothetical*	$1,000.00	$1,020.14	$4.98

†	Expenses are equal to the annualized expense ratio for each class (A: 1.48%; C: 2.24%; I: 0.99%; R1: 1.50%; and R5: 0.98%) multiplied by the average account value over the period, multiplied by 183/365 to reflect the one-half year period.

*	Hypothetical assumes a rate of return of 5% per year before expenses.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

32	Certified Annual Report

INDEX COMPARISON
Thornburg Core Growth Fund	September 30, 2006 (Unaudited)

GROWTH OF A HYPOTHETICAL $10,000 INVESTMENT

Thornburg Core Growth Fund versus NASDAQ Composite Index (December 27, 2000 to September 30, 2006)

AVERAGE ANNUAL TOTAL RETURNS

For periods ended September 30, 2006 (with sales charge)

	1 Yr	5 Yrs	Since Inception
A Shares (Incep: 12/27/00)	11.92%	15.31%	5.11%
C Shares (Incep: 12/27/00)	15.38%	15.37%	5.06%
R1 Shares (Incep: 7/01/03)	17.14%	—	18.62%
R5 Shares (Incep: 10/03/05)	—	—	17.29%
NASDAQ Composite Index (Since: 12/27/00)	5.83%	9.16%	(1.49)%

Performance data reflects past performance, which is no guarantee of future results. The performance data and graph do not reflect the deduction of taxes that a shareholder would pay on distributions or the redemption of Fund shares.

Returns reflect the reinvestment of dividends and capital gains as well as applicable sales charges. Class A shares are sold with a maximum sales charge of 4.50%. Class C shares are subject to a 1% contingent deferred sales charge (CDSC) for the first year only. There is no up-front sales charge for Class R1 and R5 shares. Class R1 and R5 shares are available only to certain qualified investors. Class A shares are subject to a 1% 30-day redemption fee.

The NASDAQ Composite Index is a market value-weighted, technology-oriented index comprised of approximately 5,000 domestic and non-US-based securities. Unless otherwise noted, index returns reflect the reinvestment of income dividends and capital gains, if any, but do not reflect fees, brokerage commissions or other expenses of investing. Investors may not make direct investments into any index. The performance of any index is not indicative of the performance of any particular investment.

Certified Annual Report	33

TRUSTEES AND OFFICERS
Thornburg Core Growth Fund	September 30, 2006 (Unaudited)

Name, Age, Position Held with Fund Year Elected	Principal Occupation(s) During Past Five Years	Other Directorships Held by Trustee
INTERESTED TRUSTEES (1)(2)(4)

Garrett Thornburg, 60 Chairman of Trustees, Trustee since 1987(3)	CEO, Chairman and controlling shareholder of Thornburg Investment Management, Inc. (investment advisor) and Thornburg Securities Corporation (securities dealer); Chairman of Thornburg Limited Term Municipal Fund, Inc. (registered investment company) to 2004; CEO and Chairman of Thornburg Mortgage, Inc. (real estate investment trust); Chairman of Thornburg Mortgage Advisory Corporation (investment manager to Thornburg Mortgage, Inc.).	Director of Thornburg Mortgage, Inc. (real estate investment trust)

Brian J. McMahon, 50 Trustee since 2001, Member of Governance & Nominating Committee, President since 1997(5)(6)	President, Managing Director, Chief Investment Officer, and Co-Portfolio Manager of Thornburg Investment Management, Inc.; President of Thornburg Limited Term Municipal Fund, Inc. to 2004.	None

INDEPENDENT TRUSTEES(1)(2)(4)

David A. Ater, 61 Trustee since 1994, Member of Audit Committee and Governance & Nominating Committee	Principal in Ater & Associates, Santa Fe, NM (developer, planner and broker of residential and commercial real estate); owner, developer and broker for various real estate projects.	Director of Thornburg Mortgage, Inc. (real estate investment trust)

David D. Chase, 65 Chairman of Audit Committee, Trustee since 2000	Chairman, President, CEO, and Managing Member of Vestor Associates, LLC, the general partner of Vestor Partners, LP, Santa Fe, NM (private equity fund); Chairman and CEO of Vestor Holdings, Inc., Santa Fe, NM (merchant bank).	None

Eliot R. Cutler, 60 Chairman of Governance & Nominating Committee, Trustee since 2004	Partner, Akin, Gump, Strauss, Hauer & Feld, LLP, Washington, D.C. (law firm)	Director of Thornburg Mortgage, Inc. (real estate investment trust)

Susan H. Dubin, 57 Trustee since 2004, Member of Audit Committee	President of Dubin Investments, Ltd., Greenwich, CT (private investment fund); Director and officer of various charitable organizations.	None

Owen D. Van Essen, 52 Trustee since 2004, Member of Governance & Nominating Committee	President of Dirks, Van Essen & Murray, Santa Fe, NM (newspaper mergers and acquisitions).	None

James W. Weyhrauch, 47 Trustee since 1996, Member of Audit Committee	Real estate broker, Santa Fe Properties, Santa Fe, NM since 2004; President and CEO from 1997–2004, and Vice Chairman 2004 to date, Nambé Mills, Inc., Santa Fe, NM (manufacturer).	None

34	Certified Annual Report

TRUSTEES AND OFFICERS, CONTINUED
Thornburg Core Growth Fund	September 30, 2006 (Unaudited)

Name, Age, Position Held with Fund Year Elected	Principal Occupation(s) During Past Five Years	Other Directorships Held by Trustee
OFFICERS OF THE FUND (WHO ARE NOT TRUSTEES)(1)(6)(7)

Steven J. Bohlin, 47 Vice President since 1987, Treasurer since 1989	Portfolio Manager, Co-Portfolio Manager, Vice President, and Managing Director of Thornburg Investment Management, Inc.; Vice President of Thornburg Limited Term Municipal Fund, Inc. to 2004.	Not applicable

George T. Strickland, 43 Vice President since 1996	Portfolio Manager, Vice President, and Managing Director of Thornburg Investment Management, Inc.; Vice President (to 2004) and Treasurer (2003–2004) of Thornburg Limited Term Municipal Fund, Inc.	Not applicable

William V. Fries, 67 Vice President since 1995	Portfolio Manager, Co-Portfolio Manager, Vice President, and Managing Director of Thornburg Investment Management, Inc.	Not applicable

Leigh Moiola, 39 Vice President since 2001	Vice President and Managing Director of Thornburg Investment Management, Inc.; Vice President of Thornburg Limited Term Municipal Fund, Inc. to 2004.	Not applicable

Kenneth Ziesenheim, 52 Vice President since 1995	Vice President and Managing Director of Thornburg Investment Management, Inc.; President of Thornburg Securities Corporation; Vice President of Thornburg Limited Term Municipal Fund, Inc. to 2004.	Not applicable

Alexander Motola, 36 Vice President since 2001	Portfolio Manager, Vice President, and Managing Director of Thornburg Investment Management, Inc. since 2001.	Not applicable

Wendy Trevisani, 35 Vice President since 1999	Co-Portfolio Manager since 2006, Managing Director since 2004, Vice President, and Associate Portfolio Manager of Thornburg Investment Management, Inc.; Vice President of Thornburg Limited Term Municipal Fund, Inc. to 2002.	Not applicable

Joshua Gonze, 43 Vice President since 1999	Managing Director since 2004, Associate Portfolio Manager and Vice President of Thornburg Investment Management, Inc.; Vice President of Thornburg Limited Term Municipal Fund, Inc. to 2004.	Not applicable

Brad Kinkelaar, 38 Vice President since 1999	Co-Portfolio Manager since 2002, Managing Director since 2004, Vice President since 2000, and Associate Portfolio Manager of Thornburg Investment Management, Inc.	Not applicable

Christopher Ihlefeld, 36 Vice President since 2003	Managing Director since 2006 and Associate Portfolio Manager and Vice President since 2002 of Thornburg Investment Management, Inc.; Vice President of Limited Term Municipal Fund, Inc., 2003–2004.	Not applicable

Leon Sandersfeld, 40 Vice President since 2003	Associate of Thornburg Investment Management, Inc. since 2002; Senior Staff Accountant, Farm Bureau Life Insurance Co. to 2002.	Not applicable

Sasha Wilcoxon, 32 Vice President since 2003, Secretary since 2006	Mutual Fund Support Service Department Manager since 2002 and Associate of Thornburg Investment Management, Inc.	Not applicable

Certified Annual Report	35

TRUSTEES AND OFFICERS, CONTINUED
Thornburg Core Growth Fund	September 30, 2006 (Unaudited)

Name, Age, Position Held with Fund Year Elected	Principal Occupation(s) During Past Five Years	Other Directorships Held by Trustee

Ed Maran, 48 Vice President since 2004	Co-Portfolio Manager since 2006, Vice President and Managing Director since 2005, and Associate Portfolio Manager since 2002 of Thornburg Investment Management, Inc.; Analyst, USAA 2001–2002.	Not applicable

Vinson Walden, 36 Vice President since 2004	Co-Portfolio Manager since 2006, Vice President and Managing Director since 2005, and Associate Portfolio Manager since 2002 of Thornburg Investment Management, Inc.; Associate Portfolio Manager, Ibis Management 2002–2004; Associate, Lehman Brothers to 2001.	Not applicable

Van Billops, 40 Vice President since 2006	Associate of Thornburg Investment Management, Inc.	Not applicable

Thomas Garcia, 35 Vice President since 2006	Vice President and Managing Director since 2004, and Associate Portfolio Manager of Thornburg Investment Management, Inc.	Not applicable

Lei Wang, 35 Vice President since 2006	Co-Portfolio Manager and Managing Director since 2006, and Associate Portfolio Manager since 2004 of Thornburg Investment Management, Inc.; Associate, Enso Capital Management, LLC 2002–2004; Associate, Deutsche Bank 2001–2002.	Not applicable

Connor Browne, 27 Vice President since 2006	Co-Portfolio Manager and Managing Director since 2006, and Associate Portfolio Manager since 2001 of Thornburg Investment Management, Inc.	Not applicable

(1)	Each person’s address is 119 East Marcy Street, Santa Fe, New Mexico 87501.

(2)	The Fund is one of twelve separate investment “Funds” or “series” of Thornburg Investment Trust (the “Trust”), which comprises the Thornburg mutual fund complex and is organized as a Massachusetts business trust. The Trust currently has twelve active Funds. Thornburg Investment Management, Inc. is the investment advisor to, and manages, the twelve Funds of the Trust. Each Trustee oversees the twelve Funds of the Trust.

(3)	Mr. Thornburg is considered an “interested” Trustee under the Investment Company Act of 1940 because he is a director and controlling shareholder of Thornburg Investment Management, Inc., the investment advisor to the twelve active Funds of the Trust, and is the sole director and controlling shareholder of Thornburg Securities Corporation, the distributor of shares for the Trust.

(4)	Each Trustee serves in office until the election and qualification of a successor.

(5)	Mr. McMahon is considered an “interested” Trustee because he is the president of Thornburg Investment Management, Inc.

(6)	The Trust’s president, secretary and treasurer each serve a one-year term or until the election and qualification of a successor; each other officer serves at the pleasure of the Trustees.

(7)	Assistant vice presidents, assistant secretaries and assistant treasurers are not shown.

The Statement of Additional Information for each Fund of the Trust includes additional information about the Trustees and is available, without charge and upon request, by calling 1-800-847-0200.

36	Certified Annual Report

OTHER INFORMATION
Thornburg Core Growth Fund	September 30, 2006 (Unaudited)

PORTFOLIO PROXY VOTING

Policies and Procedures:

The Trust has delegated to Thornburg Investment Management, Inc. (the “Advisor”) voting decisions respecting proxies for the Fund’s voting securities. The Advisor makes voting decisions in accordance with its Proxy Voting Policy and Procedures. A description of the Policy and Procedures is available (i) without charge, upon request, by calling the Advisor toll-free at 1-800-847-0200, (ii) on the Thornburg website at www.thornburg.com, and (iii) on the Securities and Exchange Commission’s website at www.sec.gov.

Commencing August 31, 2004, information regarding how proxies were voted is available on or before August 31 of each year for the twelve months ending the preceding June 30. This information is available (i) without charge, upon request by calling the Advisor toll-free at 1-800-847-0200, (ii) on the Thornburg website at www.thornburg.com, and (iii) on the Securities and Exchange Commission’s website at www.sec.gov.

TAX INFORMATION

For the fiscal year ended September 30, 2006, the Fund designates long-term capital gain dividends of $4,423,505.

The information and distributions reported herein may differ from the information and distributions taxable to the shareholders for the calendar year ending December 31, 2006. Complete information will be computed and reported in conjunction with your 2006 Form 1099-DIV.

AVAILABILITY OF QUARTERLY PORTFOLIO SCHEDULE

The Fund files with the Securities and Exchange Commission schedules of its portfolio holdings on Form N-Q for the first and third quarters of each fiscal year. The Fund’s Forms N-Q are available on the Commission’s website at www.sec.gov, or may be reviewed and copied at the Commission’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. The Fund also makes this information available on its website at www.thornburg.com/download or upon request by calling 1-800-847-0200.

TRUSTEES DELIBERATIONS RESPECTING RENEWAL OF INVESTMENT ADVISORY AGREEMENT

Thornburg Investment Management, Inc. (the “Advisor”) provides investment management services to Thornburg Core Growth Fund pursuant to an investment advisory agreement. The Trustees consider the renewal of this agreement annually, and most recently determined to renew the agreement on September 12, 2006.

In connection with their general supervision of the Advisor, the Trustees receive and consider reports throughout the year from the Advisor respecting the Advisor’s management of the Fund’s investments. These reports include information about the Fund’s investment performance, purchase and sale of portfolio investments and explanations from the Advisor respecting investment selections, the investment performance of the Fund, general appraisals of industry and economic prospects and factors, and other matters affecting the Fund and relating to the Advisor’s performance of services for the Fund.

In anticipation of their recent consideration of the advisory agreement’s renewal, the independent Trustees met with representatives of the Advisor in July 2006 to discuss the Trustees’ evaluation of the Advisor’s performance and to specify the information the Advisor would present to the Trustees for their review. The independent Trustees thereafter met in independent session to consider various factors respecting the agreement’s renewal, and met in a subsequent session with the Advisor’s chief investment officer to present questions. Following these sessions, the Trustees met on September 12, 2006 to consider a renewal of the advisory agreement.

The information below summarizes certain factors considered by the Trustees in connection with the determination to renew the advisory agreement. In determining to renew the advisory agreement, the Trustees did not identify any single factor as controlling, and this summary does not describe all of the matters considered by the Trustees in making their determination.

Quality of Services; Fund Investment Performance: In evaluating the nature, extent and quality of services provided by the Advisor to the Fund, and in reviewing the Fund’s investment performance, the Trustees considered qualitative and quantitative information presented to the Trustees throughout the preceding year and in anticipation of their annual evaluation, including:

(i)	reports from portfolio management personnel respecting execution of portfolio investment strategies in prevailing market conditions;

(ii)	information respecting company, industry, market and economic developments;

(iii)	the Fund’s absolute investment performance and achievement of stated objectives;

Certified Annual Report	37

OTHER INFORMATION, CONTINUED
Thornburg Core Growth Fund	September 30, 2006 (Unaudited)

(iv)	measures of the Fund’s investment performance over different periods of time, relative to a category of mutual funds sharing certain comparable characteristics and selected by an independent mutual fund analyst firm, and relative to broad based securities indices; and

(v)	comparative measures of portfolio volatility, risk and return.

The Trustees also considered the Advisor’s staffing and other resources, the Advisor’s efforts to contain costs and expenses, the Advisor’s supervision of services provided to the Trust by third party service providers, the Advisor’s performance of administrative, accounting and other services, the Advisor’s adherence to compliance and regulatory requirements, the Advisor’s responsiveness to the Trustees, and other factors. The Trustees noted that the value of comparisons of the Fund’s investment performance to mutual fund categories may be limited in some degree because the Fund’s investment objective and strategies, as defined in its prospectus, are unique or may vary from the methods for selecting the investments for other funds.

In conducting their evaluation, the Trustees determined that the Advisor had continued to faithfully pursue and achieve the Fund’s stated objectives, as demonstrated particularly by the Advisor’s selection of investments in accordance with the Fund’s stated strategies and the Fund’s investment returns. The Trustees also observed in conducting their evaluations the Fund’s above average or better investment performance in most periods relative to the performance of a category of equity mutual funds having certain characteristics comparable to the Fund and selected by an independent mutual fund analyst firm, the Fund’s outperformance of two broad based securities indices in each period since its inception, the Fund’s relative performance in periods of negative market conditions and the Fund’s cumulative returns.

The Trustees concluded, based upon these and other observations, that the Advisor had actively and competently pursued the Fund’s stated investment objectives in accordance with the Fund’s investment policies stated in its prospectuses. The Trustees further concluded that the investment performance of the Fund was satisfactory in the context of the Fund’s objectives and policies, and prevailing market conditions.

Fees and Expenses; Profitability of Advisor. In reviewing the fees charged by the Advisor to the Fund, the Trustees primarily considered the fees charged by the Advisor and the other expenses charged to the Fund in light of the nature and quality of services provided, comparison of the actual Advisor’s fee and Fund expenses to the statement of fees and expenses in the Fund’s prospectuses, the Advisor’s waiver of a portion of its fee, comparisons of the Advisor’s fee and other Fund expenses to median and average fees and expenses charged to a grouping of multi-capitalization growth equity mutual funds assembled by an independent analyst firm, and comparisons of fees and expenses charged to the Fund with fees and expenses charged to other specific mutual funds. In addition, the Trustees considered the profitability of the Advisor compared to other investment management firms, and comparisons of the investment management fee rates charged by the Advisor to the Fund with rates charged to other clients of the Advisor and the differing types of services furnished to the Fund and the other clients. The Trustees noted that the Fund’s management fee was somewhat higher than the average and median fee rates for the grouping of equity mutual funds selected by the mutual fund analyst firm, but that the overall expense ratio of the Fund was comparable to the average and median expense ratios for the same group of mutual funds. The Trustees also observed in this regard the quality of the Advisor’s services and the investment performance of the Fund. The Trustees noted in their review that fee rates charged by the Advisor to other clients of the Advisor were not directly comparable to rates charged to the Fund principally because of the significant differences in the services provided.

The Trustees concluded, based upon these and other considerations, that the fees charged to the Fund by the Advisor were fair and reasonable in view of the services provided, the clear disclosure of these fees and expenses in the Fund’s prospectuses, the investment performance of the Fund and fees and expenses charged to other mutual funds. The Trustees further concluded that there was no indication that the Advisor’s profitability was unusual, viewed in the context of the services provided, the performance of the Fund, and the fees and profitability of other investment management firms.

Economies of Scale. In reviewing the extent to which economies of scale would be realized by the Fund as it grows and whether fee levels reflect economies of scale, the Trustees considered the breakpoint structure for advisory fees chargeable to the Fund, the demonstrated economies of scale enjoyed by other Funds of the Trust as they had grown in size, and economies of scale realized by other mutual funds. The Trustees concluded that the Fund may reasonably be expected to realize economies of scale for the benefit of its shareholders as it grows in size.

Ancillary Benefits to Advisor. In reviewing benefits enjoyed by the Advisor because of its relationship with the Fund, the Trustees considered the Advisor’s receipt of certain research services, favorable publicity received by the Advisor because of the superior investment performance of certain Funds of the Trust, and the benefits to the Fund from the Advisor’s expansion of its staffing and other resources to serve a broader variety of investment clients. The Trustees concluded, based upon these and other considerations, that there was no unusual or unfair benefit enjoyed by the Advisor, and that the Fund enjoyed benefits by virtue of the Advisor’s engagement by other investment clients.

38	Certified Annual Report

Trustees’ Statement to Shareholders

Not part of the Certified Annual Report

February 8, 2005

The Trustees are concerned that recent commentaries and opinions reported in the media may confuse investors in general as to the supervisory duties of trustees of mutual funds and, in particular, leave Thornburg Investment Trust shareholders uncertain regarding how we discharge our responsibilities in supervising the Funds’ investment advisor and in reviewing the advisor’s contract for renewal. We decided to spell out clearly three principal guidelines that we follow in supervising the Trust’s investment advisor on your behalf.

We begin with the premise that each shareholder selected his or her Fund because its investments are managed by the investment advisor identified in the prospectus and in accordance with the objective and policies described in the prospectus. We realize, as each of you do, that if you believe that your Fund’s stated objective and policies no longer serve your personal investment goals, you can sell your shares and leave the Fund.

Therefore, we believe that our primary supervisory task – our principal obligation to you – is to assess the nature and quality of the advisor’s services, and to confirm that the advisor actively and competently pursues the Fund’s objective, in accordance with the policies set out in the prospectus. To do this, we meet regularly with management to review your Fund’s portfolio and to discuss the advisor’s specific actions and judgments in pursuing the Fund’s objective. We do not substitute our own judgment for the advisor’s decisions in selecting investments; the advisor is paid to exercise its informed judgment on investment decisions, and we seek to confirm, in reviewing the advisor’s performance, that the advisor is doing just that.

Second, while we are conscious of costs and the effect that costs have on shareholders’ returns, we do not seek the lowest fees or expense ratio as our sole or primary objective. We try to make sure that your Fund’s fees and costs are reasonable in relationship to the services rendered and that they are generally in line with those charged by other expert investment advisors, consistent with our belief that the Fund’s investors searched for and expect that expertise and attention and have decided to pay a reasonable price for it. We do not put the management contract “out to bid” as a matter of course, and we would not do so unless we had concluded that the advisor materially had failed to pursue the Fund’s objectives in accordance with its policies, or for other equally important reasons. We believe that any other approach would be inconsistent with your interests and contrary to your expectations when you bought shares of the Fund in the first place.

Finally, because we believe that most Thornburg Fund shareholders have invested with a long-term perspective, we try not to focus too much on the fashions of the moment and on short-term performance. The market will not favor any specific investment objective or set of policies at all times and under all economic circumstances. A fund will experience periods of both high and low returns relative to other funds and other investments. Even if one of our Funds is not favored by the market at a particular time, we believe that the advisor is nonetheless obliged to remain true to the Fund’s objective and policies, and we watch to see that it does so.

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Planning Options

Retirement and Education Accounts

Thornburg Investment Management offers retirement and education savings accounts that can help you meet a variety of planning challenges. For account applications or further information on any of the accounts below, please call 1-800-847-0200 or go to www.thornburg.com/ira. Your financial advisor can help you determine which plan is right for you.

Individual Retirement Accounts

Individual Retirement Accounts (IRAs) provide a tax-advantaged means to save money for the future. For a detailed outline of the difference between retirement accounts, see www.thornburg.com/ira. Rollovers are available. Call 1-800-847-0200 for more information.

Traditional IRAs – Contributions to Traditional IRAs are tax deductible for eligible individuals, and withdrawals are taxed as additional ordinary income. You may contribute to an IRA if you receive compensation and are under 70 1/2, even if you are covered by an employer retirement plan.

Roth IRAs – Under a Roth IRA, there is no tax deduction for contributions, but there is no income tax on qualified withdrawals. For a more detailed comparison of Traditional and Roth IRAs, please see our web site at www.thornburg.com/ira.

SEP IRAs – Simplified Employee Pension (SEP) IRAs are established by employers. The employer is allowed a tax deduction for contributions made to the SEP Plan and makes contributions to each eligible employee’s SEP IRA on a discretionary basis.

SIMPLE IRAs – Savings Incentive Match Plan for Employees of Small Employers (SIMPLE) is designed to give small business owners a simplified method to establish and contribute to a retirement plan for employees. The employer is allowed a tax deduction for contributions and makes either matching or non-elective contributions to each eligible employee’s SIMPLE IRA. Employees may make salary deferral contributions.

403(b)

A special, tax-advantaged savings vehicle available only to employees of 501(c)(3) organizations, such as charitable, educational, scientific and religious organizations. 403(b) plans are also available to employees of public schools and universities.

Coverdell Education Savings Account

These savings accounts are designed to provide a way to save money for higher education expenses. In an Education Savings Account, earnings and interest grow tax free, and qualified withdrawals used to pay for eligible higher-education expenses are tax- and penalty-free.

Funds Available

The following funds are available in the accounts listed above:

•	Thornburg International Value Fund

•	Thornburg Value Fund

•	Thornburg Core Growth Fund

•	Thornburg Investment Income Builder Fund

•	Thornburg Global Opportunities Fund

•	Thornburg Limited Term U.S. Government Fund

•	Thornburg Limited Term Income Fund

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The Firm

Thornburg Investment Management® is a privately held investment management company based in Santa Fe, New Mexico with assets under management of over $27 billion. Founded in 1982, the firm manages five equity funds, seven bond funds, and separate portfolios for select institutions and individuals.

Investment Philosophy

We seek to preserve and increase the real wealth of the Funds’ shareholders after accounting for inflation, taxes, and investment expenses. We’re committed to disciplined investing and controlling risk in all market environments through laddered bond and focused equity portfolios.

Portfolio Holdings Disclosure

We believe you should know about your portfolio. Our web site keeps investors informed of the Funds’ equity holdings. Go to www.thornburg.com/funds for commentary on our equity fund holdings.

Co-Ownership of Funds

We invest side-by-side with the Funds’ shareholders. Our employees have invested over $130 million in Thornburg Funds.

Investment Manager:	Distributor:

119 East Marcy Street Santa Fe, New Mexico 87501 800.847.0200	119 East Marcy Street Santa Fe, New Mexico 87501 800.847.0200

Thornburg Investment Management®
Strategies for Building Wealth

Thornburg Core Growth Fund

I Shares

Informational Brochure and
Annual Report – September 30, 2006

The annual report and accompanying brochure are submitted for the general information of shareholders of the Fund. It is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus. If you have not received a prospectus, one can be obtained from your financial advisor, online at www.thornburg.com/download, or by calling 800-847-0200. Carefully consider information in the prospectus regarding the Fund's investment objectives and policies, risks, sales charges, expenses, experience of its management, marketability of shares, and other information. Read it carefully before you invest or send money. Performance data quoted represents past performance and does not guarantee future results.

★★★★★
THORNBURG
CORE GROWTH

★★★★★ *Overall Morningstar Rating™*
Overall Morningstar rating, based on risk-adjusted returns, uses a weighted average of the fund's three- and five-year ratings; respectively, 4 stars and 5 stars among 821 and 637 Mid-Cap Growth funds, as of 9/30/06. This rating is for Class A shares. I shares are not yet rated. Past performance does not guarantee future results.

Star Quality

Thornburg Core Growth Fund

The Fund seeks long-term growth of capital by investing in equity securities selected for their growth potential.

The Fund can invest in companies of any size, from large, well-established firms to small, emerging growth franchises. Management uses traditional fundamental research to evaluate securities and make buy/sell decisions.

Thornburg Bond Funds

•	Thornburg Limited Term Municipal Fund

•	Thornburg Intermediate Municipal Fund

•	Thornburg California Limited Term Municipal Fund

•	Thornburg New Mexico Intermediate Municipal Fund

•	Thornburg New York Intermediate Municipal Fund

•	Thornburg Limited Term U.S. Government Fund

•	Thornburg Limited Term Income Fund

Thornburg invests in short- and intermediate-term investment grade bonds. We ladder the maturities of individual bonds in the portfolios to moderate risk. Laddering involves building a portfolio of bonds with staggered maturities so that a portion of the portfolio will mature each year. We apply this disciplined process in all interest rate environments.

Thornburg Equity Funds

•	Thornburg Value Fund

•	Thornburg International Value Fund

•	Thornburg Core Growth Fund

•	Thornburg Investment Income Builder Fund

•	Thornburg Global Opportunities Fund

Thornburg’s equity research uses a fundamental, yet comprehensive, analytical approach. We invest when and where we perceive compelling value. Thornburg equity funds focus on a limited number of securities so that each holding can impact performance. The equity team searches for firms believed to have a promising future and seeks to buy shares of those companies at a discount to their intrinsic value.

More information at www.thornburg.com

Reduce paper clutter. Receive your shareholder reports and prospectus online instead of through traditional mail. Sign up at www.thornburg.com/edelivery

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Message

from the Chairman

Garrett Thornburg

Chairman & CEO

November 10, 2006

Dear Fellow Shareholder:

Thornburg Investment Management has a clear mission: to preserve and increase the real wealth of our shareholders. We seek to accomplish this through a range of equity funds that redefine traditional measures of value and growth and through a family of laddered bond funds that focus on quality, stability and minimizing risk over time.

Confirming our strategy, all Thornburg equity funds are highly ranked within their respective categories over the long term.

The Thornburg equity funds employ a comprehensive approach, which is more inclusive than the traditional deep value or high growth approach to stock selection. You can read much more about the stocks in your Fund’s portfolio, and all Thornburg equity funds, at our web site, www.thornburg.com/funds.

During this decade, the average dividend yield paid by equity and hybrid mutual funds has dipped well below 1%. We established Thornburg Investment Income Builder Fund in late 2002 to be clearly different from other equity/hybrid funds by paying attractive dividends today, with a further goal of increasing these in the future. Our record to date shows clear success in achieving each aspect of this mission.

On the bond side, we have always had a highly disciplined approach of laddering short-and intermediate-bond maturities, seeking to provide both an attractive return and relative stability of principal.

An exciting event occurred recently, Thornburg Investment Management is the first U.S. investment manager to complete the independent certification process and receive the CEFEX Certification for Fiduciary Excellence. The Centre for Fiduciary Excellence (CEFEX) is an independent rating and certification organization, providing comprehensive assessments that measure risk and trustworthiness of investment fiduciaries. We are proud to have received certificate #1 from CEFEX for investment managers.

Thank you for investing with us. We will do our best to continue to earn your trust every day.

Sincerely,

Garrett Thornburg Chairman & CEO

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Important Information

The information presented on the following pages was current as of September 30, 2006. The manager’s views, portfolio holdings, and sector diversification are historical and subject to change. This material should not be deemed a recommendation to buy or sell any of the securities mentioned.

Shares in the Fund carry risks including possible loss of principal. There are special risks associated with international investing, including currency fluctuations, government regulation, political developments, and differences in liquidity. Additionally, the Fund invests a portion of the assets in small capitalization companies which may increase the risk of greater price fluctuations. Funds invested in a limited number of holdings may expose an investor to greater volatility. Shares in the Fund are not deposits or obligations of, or guaranteed or endorsed by, any bank, the Federal Deposit Insurance Corporation, the Federal Reserve Board or any government agency. There is no guarantee that the Fund will meet its investment objectives.

Minimum investments for Class I shares are higher than those for other classes.

From time to time the Fund may invest in shares of companies through initial public offerings (IPOs). IPOs have the potential to produce substantial gains. There is no assurance that the Fund will have continued access to profitable IPOs and as the Fund’s assets grow, the impact of an IPO investment may decline. Therefore investors should not rely on these past gains as an indication of future performance.

The Morningstar Risk-Adjusted Rating (commonly called the star rating) brings both performance and risk together into one evaluation. To determine a fund’s star rating for a given period (three, five, or ten years), the fund’s Morningstar Risk score is subtracted from its Morningstar Return score. The resulting number is plotted along a bell curve to determine the fund’s rating for each time period: If the fund scores in the top 10% of its broad investment class (domestic stock, international stock, taxable bond, or municipal bond), it receives 5 stars (Highest); if it falls in the next 22.5%, it receives 4 stars (Above Average); a place in the middle 35% earns it 3 stars (Average); those in the next 22.5% receive 2 stars (Below Average); and the bottom 10% get 1 star (Lowest). The star ratings are recalculated monthly.

Glossary

NASDAQ Composite Index – The NASDAQ Composite Index is a market-value weighted, technology-oriented index comprised of approximately 5,000 domestic and non-U.S.-based securities.

Russell 3000 Growth Index – The Russell 3000 Growth Index is an unmanaged index comprised of those Russell 3000 companies with higher price-to-book ratios and higher forecasted growth values.

Russell 1000 Growth Index – Russell 1000 Growth Index measures the performance of those Russell 1000 companies with higher price-to-book ratios and higher forecasted growth values.

Standard & Poor’s 500 Stock Index (S&P 500) – The S&P 500 Index is an unmanaged index generally representative of the U.S. stock market.

Unless otherwise noted, index returns reflect the reinvestment of income dividends and capital gains, if any, but do not reflect fees, brokerage commissions or other expenses of investing. Investors may not make direct investments into any index. The performance of any index is not indicative of the performance of any particular investment.

Beta – Beta is a measure of market-related risk. Less than one means the portfolio is less volatile than the index, while greater than one indicates more volatility than the index.

Median Market Capitalization – Market capitalization (market cap) is the total value of a company’s stock, calculated by multiplying the number of outstanding common shares by the current share price. The company whose market cap is in the middle of the portfolio is the median market cap. Half the companies in the portfolio have values greater than the median, and half have values that are less. If there is an even number of companies, then the median is the average of the two companies in the middle.

Price to Book Value (P/B) – A ratio used to compare a stock’s market value to its book value. It is calculated by dividing the current closing price of the stock by the latest quarter’s book value (book value is simply assets minus liabilities).

Price to Cash Flow Ratio – A measure of the market’s expectations of a firm’s future financial health. It is calculated by dividing the price per share by cash flow per share.

Price to Earnings Ratio (P/E) – A valuation ratio of a company’s current share price compared to its per-share earnings. P/E equals a company’s market value per share divided by earnings per share.

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Thornburg Core Growth Fund

Continually Evaluating the Risk Equation

Growth stocks are often referred to as “glamour” stocks . .. . and it is easy to understand why. Growth stocks generate excitement. These are stocks where rapid earnings growth is expected to be followed by rapid price appreciation. Growth stocks capture the imagination, and investing in them can offer considerable opportunities for reward.

But growth stocks can also be volatile. Identifying which companies will succeed takes work. It takes digging down to the nuts and bolts of companies. The management team of Thornburg Core Growth Fund understands this. They know that it is grit, not glamour, that creates a successful growth fund.

Portfolio Manager Alex Motola and his team apply a rigorous stock selection process to investments for Thornburg Core Growth Fund. This is a portfolio run on common sense, not on abstract theory. Motola’s overarching philosophy is to create a fund that generates good performance over the long term, while reducing volatility in the interim. Intensive, hands-on, independent research is the central theme. While many other growth funds rely on broad portfolio diversification to temper volatility, the Thornburg Core Growth Fund concentrates on a limited number of stocks and diversifies those investments among three segments of the growth fund universe: consistent growth companies, growth industry leaders, and emerging growth companies. By limiting the number of securities, Thornburg’s managers can cover each stock in greater depth. We believe that diversifying among three growth baskets further mitigates risk because each of these segments typically reacts differently than the equity markets as a whole.

How does the stock selection process work? Before adding a stock to the Fund’s portfolio, Motola and his team drill down into the company and its business. The team believes that an intimate understanding of the companies in the portfolio is one of the most effective forms of risk control.

Companies are initially screened using a variety of quantitative measures and parameters. Most are rejected and logged onto a screening rejection spreadsheet. Only those with the most appealing opportunities to expand margins and grow earnings move on to the next step –the construction of a company-specific model. The goal is to cut to the quick and get at the underlying business. The team uses SEC filings to construct proprietary income statement, balance sheet and cash flow statement models for each remaining company. From these they analyze historical data, monitor current conditions, identify red-flags and estimate future growth potential.

Motola, a former historian who has been at the Fund’s helm since its inception, is not one to go along with the crowd. He and his team are not tied to “mainstream thinking.” While they have access to the best of Wall Street’s analysis, they are not ruled by it.

They test the strength of a company’s underlying business model against a variety of what-if screens. They conduct site visits and interview company management. And they complete the picture by checking in with a company’s major customers, suppliers, and distributors. Revenue and cost of goods sold are given particular attention, with each broken down in as many ways as the data will allow.

This team is positioned to demonstrate the strength of its grit over glamour strategy and will continue seeking steady, consistent performance for shareholders through a variety of market cycles.

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Portfolio Overview

Thornburg Core Growth Fund

IMPORTANT PERFORMANCE

INFORMATION

Performance data quoted represents past performance and does not guarantee future results. Investment return and principal value will fluctuate so that upon redemption, an investor’s shares may be worth more or less than their original cost. Current performance may be lower or higher than the data quoted. For performance data current to the most recent month end, visit www.thornburg.com.

There is no up-front sales charge for Class I shares. I shares are subject to a 1% 30-day redemption fee.

MANAGEMENT TEAM

Left to Right: Alex Motola, Brian Summers, and Greg Dunn

KEY PORTFOLIO ATTRIBUTES

Portfolio P/E Trailing 12-months*	24.3x
Portfolio Price to Cash Flow*	18.9x
Portfolio Price to Book Value*	4.2x
Median Market Cap*	$2.4 B
3-Year Beta (Thornburg vs. NASDAQ)	0.80
Holdings	37

*	Source: FactSet

The Class I shares of the Thornburg Core Growth Fund posted a positive return of 17.85% for the fiscal year ended September 30, 2006. The Fund outperformed the NASDAQ Composite Index (which returned 5.83%), the Russell 1000 Growth (with a return of 6.04%) and the Russell 3000 Growth (which gained 6.05%). As has usually been the case, individual stock selection was the primary driver of outperformance.

A number of specific consumer discretionary stocks did well. Las Vegas Sands Corp. was the greatest single source of outperformance for the Fund. The company operates hotels and casinos in Las Vegas, Nevada, and the stock rose as the market recognized its development of the Cotai Strip in Macau, China. The stock saw further gains after the company was awarded a license to offer gaming in Singapore. Two other consumer stocks – Focus Media Holdings Ltd. and CJ Home Shopping Co. Ltd. – provided additional gains. Focus Media operates an advertising network in China while CJ Home Shopping is a South Korean home shopping company. Both stocks were sold early in 2006 at a significant profit to the Fund.

Information technology was also an area where the Fund realized success. Longtime holding Amdocs Ltd., provider of billing support and customer care to telecommunications companies around the world, posted strong performance during the fiscal year; Google Inc., the world’s leading internet search engine, rose sharply early in the year; and Apple Computer Inc. demonstrated strong results based on its prospects for increased share of the computer market following the success of its iPod products.

AVERAGE ANNUAL TOTAL RETURNS*

FOR PERIODS ENDED SEPTEMBER 30, 2006

	YTD	1 Yr	Since Inception
I Shares (Incep: 11/3/03)	8.75%	17.85%	16.48%
NASDAQ Composite	3.02%	5.83%	5.56%
Russell 3000 Growth Index	3.11%	6.05%	6.81%

*	Periods under one year are not annualized.

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Other gains in the portfolio came from an eclectic group of stocks. Biotechnology firm Gilead Sciences is a long-time holding of the Fund and the stock rose sharply during the past fiscal year. Copa Holdings SA, operator of a Panamanian airline, saw its stock price increase late in the period amidst positive developments at the firm. Affiliated Managers Group, a company that acquires majority ownership stakes in mid-sized investment managers, was also a major contributor to performance.

Not every stock performed as hoped. Getty Images Inc. was the top overall detractor from performance, as its stock price fell amidst a difficult competitive environment. The stock is no longer in the portfolio. Netflix, in the consumer discretionary area, struggled as they spent heavily to attract new subscribers. As the investment thesis was not developing as hoped, the position was liquidated. Semiconductor RF Micro Devices Inc. struggled; IMAX Corp. fell amidst lower order volume; and Patterson-UTI Energy Inc., sold from the portfolio in May, detracted from the Fund’s performance.

Overall, performance for the Fund during the period was strong. The team continues to apply a comprehensive approach to growth, building a portfolio that is diversified by sector, market capitalization and style, with a focus on controlling risk. This approach has served investors well during the period, as well as over the life of the Fund. The team will continue to use rigorous, bottom-up research to find what they feel are the best possible opportunities for investment.

CONTRIBUTORS AND DETRACTORS

FOR YEAR ENDED 9/30/06

Top Contributors	Top Detractors
Las Vegas Sands Corp.	Getty Images, Inc.
Focus Media Holdings, Ltd.	Netflix, Inc.
Apple Computer, Inc.	RF Micro Devices, Inc.
Amdocs, Ltd.	IMAX Corp.
Gilead Sciences, Inc.	Patterson-UTI Energy, Inc.

Source: Thomson Portfolio Analytics

MARKET CAPITALIZATION EXPOSURE

As of 9/30/06

TOP TEN EQUITY HOLDINGS

As of 9/30/06

Apple Computer, Inc.	4.7%
NYSE Group, Inc.	4.5%
Amdocs, Ltd.	4.4%
Microsoft Corp.	4.2%
Google, Inc.	4.2%
Las Vegas Sands Corp.	4.1%
DIRECTV Group, Inc.	4.1%
Affiliated Managers Group	4.0%
Gilead Sciences, Inc.	3.8%
Caremark Rx, Inc.	3.4%

TOP TEN INDUSTRIES

As of 9/30/06

Software & Services	18.4%
Health Care Equipment & Services	13.3%
Consumer Services	9.9%
Diversified Financials	9.5%
Pharmaceuticals & Biotechnology	8.2%
Technology Hardware & Equipment	7.8%
Transportation	4.6%
Media	4.1%
Retailing	3.0%
Telecommunication Services	2.8%

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2006

Certified Annual Report

Thornburg Core Growth Fund

I Shares – September 30, 2006

This report is certified under the Sarbanes-Oxley Act of 2002, which requires that public companies, including mutual funds, affirm that the information provided in their annual and semiannual shareholder reports fully and fairly represents their financial position.

Certified Annual Report	9

Letter to Shareholders

Alexander M.V.

Motola, CFA

Portfolio Manager

October 20, 2006

Dear Fellow Shareholder:

For the fiscal year ended September 30, 2006, the Thornburg Core Growth Fund had strong relative and absolute performance. On September 30, 2005, the net asset value (NAV) for the Class I shares was $14.37. As of the end of this fiscal year, the Fund’s NAV was $16.66. The Fund’s Class I shares outperformed its benchmarks with a total return of 17.85% over that period. The NASDAQ Composite Index returned 5.83% and the Russell 3000 Growth Index returned 6.05% from September 30, 2005 through September 30, 2006.

The exposure of your Fund to various sectors has changed a fair amount over the past twelve months. This can be expected in a concentrated portfolio. A year ago, we were more concentrated in our two biggest sectors (information technology & health care). While the positions have reversed (health care is now larger than IT), our aggregate exposure to both has declined. Industrials now comprise almost 9% of the portfolio, whereas concentration was less than two percent at the end of September 2005. Our exposure to financials has increased as well, but modestly. However, our holdings in the sector are not in the traditional financial stocks like banks, but rather in asset management firms and securities exchanges.

Growth Industry Leaders is now our largest basket, followed by Emerging Growth Companies, then Consistent Growers. This shift was driven solely by a challenging opportunity set for Consistent Growers. We continue to target approximately 33% of the portfolio exposure to each of the three baskets. Our small cap exposure remains the same (around 31% of the portfolio), but large caps as a percentage of the portfolio have crept up to over 40%. The outlook for our larger cap holdings appears very robust, and I think our exposure to them will remain at higher than average levels for the foreseeable future.

Once again, our best performers have come from disparate parts of the markets: Las Vegas Sands Corp., Focus Media Holdings Ltd., Amdocs Ltd., Copa Holdings SA, Apple Computer Inc., Gilead Sciences Inc., PeopleSupport Inc., and CJ Home Shopping Co. Ltd. Las Vegas Sands continues to grow in Las Vegas, and is looking to be a dominant player in Macau by the end of the decade. Macau’s gambling market is approximately the same size today as Las Vegas, Nevada, but it’s growing much faster. Sands has also made inroads on the island of Singapore, where the company won a concession to be one of just two casinos in the country. Copa has turned around its troubled acquisition, AeroRepública, much quicker than most investors expected, leading to strong returns. Gilead Sciences and Apple Computer continue to do what they’ve been doing – taking share from incumbents and building their respective brands.

Our worst performers didn’t hurt as much as the winners helped, but they were still present. Among our most disappointing holdings were Getty Images Inc., Netflix Inc., Patterson-UTI Energy Inc., RF Micro Devices Inc., IMAX Corp., and JetBlue Airways Corp. Getty Images and Netflix had tougher competitive environments than we envisioned; in the case of Getty, this is being realized today. For Netflix, which has done well against new entrants in the past – including Wal-Mart and Blockbuster – the true test will come when video downloading levels the playing field. We still have a lot of confidence in JetBlue. The management team is one of the best of the industry and they have a compelling product offering. Even with geopolitical risks and rising oil/jet fuel prices, people continue to travel more and more. It is important to understand our focus on risk control. Although we hope our statistical risk is low (standard deviation of returns), our focus is on appropriate diversification and stock specific risk control. “Knowing what you own” is our mantra. Our approach is to maintain a balance between diversifying our portfolio and maximizing the impact of individual stock selection.

We seek to control risk through consciously diversifying our portfolio by capitalization range, by sector and within sectors, and by basket (Growth Industry Leaders, Consistent Growth Companies,

10	Certified Annual Report

and Emerging Growth Companies). We focus our research efforts on identifying stock specific risks by knowing the business model, identifying the accounting issues, assessing the competitive, regulatory, and legal risks, and weighing the quality of earnings being generated. We feel we are managing our risks at the most basic and important level: the individual security level. It is my belief that adhering to an investment strategy focused on valuation, growth, and rigorous analysis will reward our shareholders.

Our Fund was “born” in December of 2000. Over the entire life of the Fund, and in every single year of its existence, value as an investment style has outperformed growth. This was even true during the fast market of 2003. Over the past five years, value (as measured by the S&P 500 Index/Citigroup style indices) has outperformed growth by a wide margin: Value returned 9.09%, annualized, versus just 4.71% for Growth. At some point in the future, growth investors will accord higher multiples to growth businesses. We feel many of the larger growth oriented companies are selling at excellent valuations, and we hope their value is realized in the marketplace over the next several years.

Initial public offerings contributed 0.35% of total return to the Fund during the fiscal year. The effects of offerings in prior periods are disclosed in prior reports.

We believe the Thornburg Core Growth Fund continues to fulfill its mandate as a growth oriented investment vehicle that can form part of the nucleus of an asset allocation strategy. Our focus is on maximizing long term after-tax returns while controlling risk. We encourage you to learn more about your portfolio. Descriptions of each holding and links to company web sites can be found by pointing your Internet browser to www.thornburg.com/funds. Thank you for investing in the Thornburg Core Growth Fund. Best wishes for a wonderful holiday season and New Year.

Regards,

Alexander M.V. Motola, CFA Portfolio Manager Managing Director

The matters discussed in this report may constitute forward-looking statements made pursuant to the safe harbor provisions of the Securities Litigation Reform Act of 1995. These include any advisor or portfolio manager prediction, assessment, analysis or outlook for individual securities, industries, investment styles, market sectors and/or markets. These statements involve risks and uncertainties. In addition to the general risks described for each fund in its current prospectus, other factors bearing on these reports include the accuracy of the advisor’s or portfolio manager’s forecasts and predictions, the appropriateness of the investment strategies designed by the advisor or portfolio manager, and the ability of the advisor or portfolio manager to implement their strategies efficiently and successfully. Any one or more of these factors, as well as other risks affecting the securities markets generally, could cause the actual results of any fund to differ materially as compared to its benchmarks.

Certified Annual Report	11

STATEMENT OF ASSETS AND LIABILITIES

Thornburg Core Growth Fund	September 30, 2006

ASSETS
Investments at value
Non-controlled affiliated issuers (cost $10,259,267)	$19,136,104
Non-affiliated issuers (cost $837,939,969)	933,711,944
Cash	1,270,779
Cash denominated in foreign currency (cost $465,743)	465,639
Receivable for fund shares sold	21,245,736
Unrealized gain on forward exchange contracts (Note 7)	43,989
Dividends receivable	57,573
Prepaid expenses and other assets	35,568

Total Assets	975,967,332

LIABILITIES
Payable for securities purchased	4,675,397
Payable for fund shares redeemed	1,550,253
Unrealized loss on forward exchange contracts (Note 7)	163,084
Payable to investment advisor and other affiliates (Note 3)	934,383
Deferred tax payable	246,409
Accounts payable and accrued expenses	238,382

Total Liabilities	7,807,908

NET ASSETS	$968,159,424

NET ASSETS CONSIST OF:
Net investment loss	$(81,967)
Net unrealized appreciation on investments	104,282,370
Accumulated net realized gain (loss)	(3,129,981)
Net capital paid in on shares of beneficial interest	867,089,002

$968,159,424

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STATEMENT OF ASSETS AND LIABILITIES, CONTINUED
Thornburg Core Growth Fund	September 30, 2006

NET ASSET VALUE:
Class A Shares:
Net asset value and redemption price per share ($502,345,057 applicable to 30,669,530 shares of beneficial interest outstanding - Note 4)	$16.38
Maximum sales charge, 4.50% of offering price	0.77

Maximum offering price per share	$17.15

Class C Shares:
Net asset value and offering price per share * ($187,180,218 applicable to 12,009,235 shares of beneficial interest outstanding - Note 4)	$15.59

Class I Shares:
Net asset value, offering and redemption price per share ($188,422,457 applicable to 11,308,737 shares of beneficial interest outstanding - Note 4)	$16.66

Class R1 Shares:
Net asset value, offering and redemption price per share ($90,166,648 applicable to 5,489,183 shares of beneficial interest outstanding - Note 4)	$16.43

Class R5 Shares:
Net asset value, offering and redemption price per share ($ 45,044 applicable to 2,705 shares of beneficial interest outstanding - Note 4)	$16.65

*	Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

See notes to financial statements.

Certified Annual Report	13

STATEMENT OF OPERATIONS
Thornburg Core Growth Fund	Year Ended September 30, 2006

INVESTMENT INCOME:
Dividend income from non-affiliated issuers (net of foreign taxes withheld of $ 85,736)	$2,229,661
Interest income	1,583,661

Total Income	3,813,322

EXPENSES:
Investment advisory fees (Note 3)	5,502,296
Administration fees (Note 3)
Class A Shares	424,429
Class C Shares	143,675
Class I Shares	70,320
Class R1 Shares	56,382
Class R5 Shares	9
Distribution and service fees (Note 3)
Class A Shares	851,929
Class C Shares	1,154,101
Class R1 Shares	226,263
Transfer agent fees
Class A Shares	493,422
Class C Shares	182,225
Class I Shares	91,152
Class R1 Shares	56,214
Class R5 Shares	10,095
Registration and filing fees
Class A Shares	72,815
Class C Shares	25,922
Class I Shares	61,774
Class R1 Shares	15,008
Class R5 Shares	19,635
Custodian fees (Note 3)	231,835
Professional fees	61,040
Accounting fees	25,085
Trustee fees	15,441
Other expenses	199,911

Total Expenses	9,990,978
Less:
Expenses reimbursed by investment advisor (Note 3)	(247,594)
Distribution and service fees waived (Note 3)	(1,000)
Fees paid indirectly (Note 3)	(141,147)

Net Expenses	9,601,237

Net Investment Loss	$(5,787,915)

14	Certified Annual Report

STATEMENT OF OPERATIONS, CONTINUED
Thornburg Core Growth Fund	Year Ended September 30, 2006

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) on:
Investments sold	$(2,626,666)
Foreign currency transactions	(803,144)

(3,429,810)

Net change in unrealized appreciation (depreciation) on:
Investments (net of change in deferred taxes payable of $231,186)	72,072,198
Foreign currency translations	(143,565)

71,928,633

Net Realized and Unrealized Gain	68,498,823

Net Increase in Net Assets Resulting From Operations	$62,710,908

See notes to financial statements.

Certified Annual Report	15

STATEMENTS OF CHANGES IN NET ASSETS

Thornburg Core Growth Fund

	Year Ended September 30, 2006	Year Ended September 30, 2005
INCREASE (DECREASE) IN NET ASSETS FROM:
OPERATIONS:
Net investment income (loss)	$(5,787,915)	$(1,279,056)
Net realized gain (loss) on investments and foreign currency transactions	(3,429,810)	6,645,681
Increase (Decrease) in unrealized appreciation (depreciation) on investments, foreign currency translation, and deferred taxes	71,928,633	25,147,705

Net Increase (Decrease) in Net Assets Resulting from Operations	62,710,908	30,514,330
DIVIDENDS TO SHAREHOLDERS:
From realized gains
Class A Shares	(2,295,746)	—
Class C Shares	(899,989)	—
Class I Shares	(998,879)	—
Class R1 Shares	(228,837)	—
Class R5 Shares	(1)	—
FUND SHARE TRANSACTIONS (NOTE 4):
Class A Shares	361,920,829	53,496,950
Class C Shares	134,311,126	21,351,328
Class I Shares	125,861,734	20,375,442
Class R1 Shares	78,841,386	5,969,887
Class R5 Shares	43,038	—

Net Increase in Net Assets	759,265,569	131,707,937
NET ASSETS:
Beginning of year	208,893,855	77,185,918

End of year	$968,159,424	$208,893,855

See notes to financial statements.

16	Certified Annual Report

NOTES TO FINANCIAL STATEMENTS
Thornburg Core Growth Fund	September 30, 2006

NOTE 1 – ORGANIZATION

Thornburg Core Growth Fund, hereinafter referred to as the “Fund,” is a diversified series of Thornburg Investment Trust (the “Trust”). The Fund commenced operations on December 27, 2000. The Trust was organized as a Massachusetts business trust under a Declaration of Trust dated June 3, 1987 and is registered as a diversified, open-end management investment company under the Investment Company Act of 1940, as amended. The Trust is currently issuing eleven series of shares of beneficial interest in addition to those of the Fund: Thornburg Limited Term Municipal Fund, Thornburg California Limited Term Municipal Fund, Thornburg Intermediate Municipal Fund, Thornburg New Mexico Intermediate Municipal Fund, Thornburg New York Intermediate Municipal Fund, Thornburg Limited Term U.S. Government Fund, Thornburg Limited Term Income Fund, Thornburg Value Fund, Thornburg International Value Fund, Thornburg Investment Income Builder Fund, and Thornburg Global Opportunities Fund. Each series is considered to be a separate entity for financial reporting and tax purposes and bears expenses directly attributable to it. The Fund seeks long-term capital appreciation by investing primarily in equity securities selected for their growth potential.

The Fund currently offers five classes of shares of beneficial interest: Class A, Class C, Institutional Class (Class I), and Retirement Classes (Class R1 and Class R5). Each class of shares of the Fund represents an interest in the same portfolio of investments of the Fund, except that (i) Class A shares are sold subject to a front-end sales charge collected at the time the shares are purchased and bear a service fee, (ii) Class C shares are sold at net asset value without a sales charge at the time of purchase, but are subject to a contingent deferred sales charge upon redemption within one year, and bear both a service fee and a distribution fee, (iii) Class I shares are sold at net asset value without a sales charge at the time of purchase, (iv) Class R1 shares are sold at net asset value without a sales charge at the time of purchase but bear both a service fee and a distribution fee, and (iv) the respective classes may have different reinvestment privileges and conversion rights. Additionally, the Fund may allocate among its classes certain expenses, to the extent allowable, to specific classes including transfer agent fees, government registration fees, certain printing and postage costs, and administration and legal expenses. Currently, class specific expenses of the Fund are limited to service and distribution fees, administration fees and certain registration and transfer agent expenses.

NOTE 2 – SIGNIFICANT ACCOUNTING POLICIES

Significant accounting policies of the Trust are as follows:

Valuation of Securities: Investments are stated at value based on latest sales prices, normally at 4:00 pm EST reported on national securities exchanges on the last business day of the period. Investments for which no sale is reported are valued at the mean between bid and asked prices or in accordance with such other method as the Trustees may authorize. In any case where a market quotation is not readily available, the Trust’s valuation and pricing committee determines a fair value for the investment using factors approved by the Trustees. Short term obligations having remaining maturities of 60 days or less are valued at amortized cost, which approximates market value.

Options Transactions: The Fund may buy or write put and call options through listed exchanges and the over-the-counter market. The buyer has the right to purchase (in the case of a call option) or sell (in the case of a put option) a specified quantity of a specific security or other underlying asset at a specified price prior to or on a specified expiration date. The writer of an option is exposed to the risk of loss if the market price of the underlying asset declines (in the case of a put option) or increases (in the case of a call option). The writer of an option can never profit by more than the premium paid by the buyer but can lose an unlimited amount. The writer also has the additional risk of not being able to enter into a closing transaction if a liquid secondary market does not exist.

Premiums received/paid from writing/purchasing options are recorded as liabilities/assets on the Statement of Assets and Liabilities, and are subsequently adjusted to current values. The difference between the current value of an option and the premium received/paid is treated as an unrealized gain or loss.

When a purchased option expires on its stipulated expiration date or when a closing transaction is entered into, the premium paid on the purchase of the option is treated by the Fund as a realized loss. When a written option expires on its stipulated expiration date or when a closing transaction is entered into, the related liability is extinguished and the Fund realizes a gain (loss if the cost of the closing transaction exceeds the premium received when the option was written).

Foreign Currency Translation: Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the exchange rate of such currencies against the U.S. dollar on the date of valuation. Purchases and sales of securities and income items denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the translation date. When the Fund purchases or sells foreign securities it will customarily enter into a foreign exchange contract to minimize foreign exchange risk from the trade date to the settlement date of such transactions.

The Fund does not separately report the effect of changes in foreign exchange rates from changes in market prices on securities held. Such changes are included in net realized and unrealized gain or loss from investments.

Reported net realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund’s books, and the U.S. dollar equivalent of the amounts actually received or paid.

Certified Annual Report	17

NOTES TO FINANCIAL STATEMENTS, CONTINUED
Thornburg Core Growth Fund	September 30, 2006

Net unrealized foreign exchange gains and losses arise from changes in the fair value of assets and liabilities, other than investments in securities at fiscal period end, resulting from changes in exchange rates.

Deferred Taxes: The Fund is subject to a tax imposed on net realized gains of securities of certain foreign countries. The Fund records an estimated deferred tax liability for net unrealized gains on these securities as reflected in the accompanying financial statements.

Federal Income Taxes: It is the policy of the Trust to comply with the provisions of the Internal Revenue Code applicable to “regulated investment companies” and to distribute all taxable income, including any net realized gain on investments of the Fund to the shareholders. Therefore, no provision for Federal income taxes is required.

Dividends: Dividends to shareholders are generally paid quarterly and are reinvested in additional shares of the Fund at net asset value per share at the close of business on the dividend payment date or, at the shareholder’s option, paid in cash. Net realized capital gains, to the extent available, will be distributed at least annually. Distributions to shareholders are based on income tax regulations and therefore, their characteristics may differ for financial statement and tax purposes.

When-Issued and Delayed Delivery Transactions: The Trust may engage in when-issued or delayed delivery transactions. To the extent the Trust engages in such transactions, it will do so for the purpose of acquiring portfolio securities consistent with the Fund’s investment objectives and not for the purpose of investment leverage or to speculate on interest rate and or market changes. At the time the Trust makes a commitment to purchase a security on a when-issued basis, the Fund will record the transaction and reflect the value in determining its net asset value. When effecting such transactions, assets of an amount sufficient to make payment for the portfolio securities to be purchased will be segregated on the Fund’s records on the trade date. Securities purchased on a when-issued or delayed delivery basis do not earn interest until the settlement date.

General: Securities transactions are accounted for on a trade date basis. Interest income is accrued as earned and dividend income is recorded on the ex-dividend date. Certain income from foreign securities is recognized as soon as information is available to the Fund. Realized gains and losses from the sale of securities are recorded on an identified cost basis. Net investment income (other than class specific expenses) and realized and unrealized gains and losses are allocated daily to each class of shares based upon the relative net asset value of outstanding shares of each class of shares at the beginning of the day (after adjusting for the current share activity of the respective class). Expenses common to all funds are allocated among the funds comprising the Trust based upon their relative net asset values or other appropriate allocation methods.

Guarantees and Indemnifications: Under the Trust’s organizational documents, its officers and Trustees are indemnified against certain liability arising out of the performance of their duties to the Fund. Additionally, in the normal course of business the Trust enters into contracts with service providers that contain general indemnification clauses. The Trust’s maximum exposure under these arrangements is unknown. However, based on experience, the Trust expects the risk of loss to be remote.

Use of Estimates: The preparation of financial statements, in conformity with generally accepted accounting principles, requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

NOTE 3 – INVESTMENT ADVISORY FEE AND OTHER TRANSACTIONS WITH AFFILIATES

Pursuant to an investment advisory agreement, Thornburg Investment Management, Inc. (the “Advisor”) serves as the investment advisor and performs services to the Fund for which the fees are payable at the end of each month. For the year ended September 30, 2006, these fees were payable at annual rates ranging from .875 of 1% to .675 of 1% per annum of the average daily net assets of the Fund depending on the Fund’s asset size. The Fund also has an administrative services agreement with the Advisor, whereby the Advisor will perform certain administrative services for the shareholders of each class of the Fund’s shares, and for which fees will be payable at an annual rate of up to .125 of 1% per annum of the average daily net assets attributable to each class of shares. For the year ended September 30, 2006, the Advisor voluntarily reimbursed certain class specific expenses, administrative fees, and distribution fees of $1,000 for Class C shares, $127,427 for Class I shares, $90,440 for Class R1 shares and $29,727 for Class R5 shares.

The Trust has an underwriting agreement with Thornburg Securities Corporation (the “Distributor”, an affiliate of the Advisor), which acts as the Distributor of the Fund’s shares. For the year ended September 30, 2006, the Distributor has advised the Fund that it earned commissions aggregating $371,433 from the sale of Class A shares of the Fund and collected contingent deferred sales charges aggregating $47,155 from redemptions of Class C shares of the Fund.

Pursuant to a service plan under Rule 12b-1 of the Investment Company Act of 1940, the Fund may reimburse to the Advisor an amount not to exceed .25 of 1% per annum of its average daily net assets attributable to each class of shares of the Fund for payments made by the Advisor to securities dealers and other financial institutions to obtain various shareholder and distribution related services. The Advisor may pay out of its own resources additional expenses for distribution of the Fund’s shares.

18	Certified Annual Report

NOTES TO FINANCIAL STATEMENTS, CONTINUED
Thornburg Core Growth Fund	September 30, 2006

The Trust has also adopted distribution plans pursuant to Rule 12b-1, applicable only to the Fund’s Class C and Class R1 shares, under which the Fund compensates the Distributor for services in promoting the sale of Class C and Class R1 shares of the Fund at an annual rate of up to .75 of 1% of the average daily net assets attributable to Class C and Class R1 shares. Total fees incurred by each class of shares of the Fund under its respective service and distribution plans are set forth in the Statement of Operations.

The Trust has an agreement with the custodian bank to indirectly pay a portion of the custodian’s fees through credits earned by the Fund’s cash on deposit with the bank. This deposit agreement is an alternative to overnight investments. Custodial fees have been adjusted to reflect amounts that would have been paid without this agreement, with a corresponding adjustment reflected as fees paid indirectly in the Statement of Operations. For the year ended September 30, 2006, fees paid indirectly were $141,147. This figure may include additional fees waived by the Custodian.

Certain officers and Trustees of the Trust are also officers and/ or Directors of the Advisor and Distributor. The compensation of independent Trustees is borne by the Trust.

NOTE 4 – SHARES OF BENEFICIAL INTEREST

At September 30, 2006, there were an unlimited number of shares of beneficial interest authorized. Transactions in shares of beneficial interest were as follows:

	Year Ended September 30, 2006		Year Ended September 30, 2005
	Shares	Amount	Shares	Amount
Class A Shares
Shares sold	31,205,445	$490,887,835	4,753,098	$62,419,689
Shares issued to shareholders in reinvestment of dividends	145,954	2,090,059	—	—
Shares repurchased	(8,482,187)	(131,249,232)	(714,886)	(8,926,162)
Redemption fees received**	—	192,167	—	3,423

Net Increase (Decrease)	22,869,212	$361,920,829	4,038,212	$53,496,950

Class C Shares
Shares sold	9,826,021	$147,394,797	1,892,754	$24,074,650
Shares issued to shareholders in reinvestment of dividends	54,556	748,508	—	—
Shares repurchased	(932,965)	(13,875,119)	(228,812)	(2,723,322)
Redemption fees received**	—	42,940	—	—

Net Increase (Decrease)	8,947,612	$134,311,126	1,663,942	$21,351,328

Class I Shares
Shares sold	12,137,575	$193,746,428	1,588,545	$21,467,761
Shares issued to shareholders in reinvestment of dividends	63,694	923,572	—	—
Shares repurchased	(4,369,477)	(68,872,491)	(85,287)	(1,092,663)
Redemption fees received**	—	64,225	—	344

Net Increase (Decrease)	7,831,792	$125,861,734	1,503,258	$20,375,442

Class R1 Shares
Shares sold	5,664,323	$88,572,584	490,525	$6,601,537
Shares issued to shareholders in reinvestment of dividends	15,760	226,474	—	—
Shares repurchased	(635,940)	(9,972,757)	(46,935)	(631,650)
Redemption fees received**	—	15,085	—	—

Net Increase (Decrease)	5,044,143	$78,841,386	443,590	$5,969,887

Certified Annual Report	19

NOTES TO FINANCIAL STATEMENTS, CONTINUED
Thornburg Core Growth Fund	September 30, 2006

	Year Ended September 30, 2006		Year Ended September 30, 2005
	Shares	Amount	Shares	Amount
Class R5 Shares *
Shares sold	2,707	$43,064	—	$—
Shares issued to shareholders in reinvestment of dividends	0	1	—	—
Shares repurchased	(2)	(35)	—	—
Redemption fees received**	—	8	—	—

Net Increase (Decrease)	2,705	$43,038	—	$—

*	Effective date of Class R5 shares was October 3, 2005.

**	The Fund charges a redemption fee of 1% of the Class A & Class I shares exchanged within 30 days of purchase. Prior to February 1, 2006, the Fund charged a redemption fee of 1% of the Class A & Class I shares exchanged within 90 days of purchase. Redemption fees charged to any Class are allocated to all Classes upon receipt of payment based on relative net asset values of each Class or other appropriate allocation methods.

NOTE 5 – SECURITIES TRANSACTIONS

For the year ended September 30, 2006, the Fund had purchase and sale transactions of investment securities (excluding short-term investments) of $1,212,084,189 and $591,704,531, respectively.

NOTE 6 – INCOME TAXES

At September 30, 2006, information on the tax components of capital is as follows:

Cost of investments for tax purpose	$848,837,345

Gross unrealized appreciation on a tax basis	$125,348,809
Gross unrealized depreciation on a tax basis	(21,338,106)

Net unrealized appreciation (depreciation) on investments (tax basis)	$104,010,703

At September 30, 2006, the Fund did not have any undistributed ordinary net income or undistributed capital gains.

At September 30, 2006, the Fund has deferred tax basis currency and capital losses occurring subsequent to October 31, 2005 of $81,967 and $1,926,292 respectively. For tax purposes, such losses will be reflected in the year ending September 30, 2007.

At September 30, 2006, the Fund had tax basis capital losses of $587,448, which may be carried over to offset future capital gains. To the extent such carry forwards are used, capital gains distributions may be reduced to the extent provided by regulations. Such losses expire September 30, 2014.

In order to account for permanent book/tax differences, the Fund decreased net capital paid in on shares of beneficial interest by $6,063,359, decreased accumulated net realized investment loss by $299,282, and decreased net investment loss by $5,764,077. This reclassification has no impact on the net asset value of the Fund. Reclassifications result primarily from net operating loss and currency losses.

The tax character of distributions paid by the Fund for the year ended September 30, 2006 was $4,423,452 from the distribution of long-term capital gains.

New Accounting Pronouncement:

On July 13, 2006, the Financial Accounting Standards Board issued Interpretation No. 48, “Accounting for Uncertainty in Income Taxes – an Interpretation of FASB Statement No. 109” (the “Interpretation”). The Interpretation prescribes a comprehensive model for how a company, including the Fund, should recognize, measure, present and disclose in its financial statements uncertain tax positions that the company has taken or expects to take on income tax returns, and also revises certain disclosure requirements. The Interpretation is effective for fiscal years beginning after December 15, 2006. Management has recently begun to evaluate the application of the Interpretation to the Fund and is not in a position at this time to estimate the significance of its impact, if any, on the Fund’s financial statements.

NOTE 7 – FINANCIAL INSTRUMENTS WITH OFF-BALANCE SHEET RISK AND FOREIGN INVESTMENT RISK

During the year ended September 30, 2006, the Fund was a party to financial instruments with off-balance sheet risks, primarily currency forward exchange contracts. A forward exchange contract is an agreement between two parties to exchange different currencies at a specified rate at an agreed upon future date. These contracts are purchased in order to minimize the risk to the Fund with respect to its foreign stock transactions from adverse changes in the relationship between the U.S. dollar and foreign currencies. In each case these contracts have been initiated in conjunction with foreign stock transactions. These instruments may involve market risks in excess of the amount recognized on the Statement of Assets and Liabilities. Such risks would arise from the possible inability of counterparties to meet the terms of their contracts, future movement in currency value and interest rates and contract

20	Certified Annual Report

NOTES TO FINANCIAL STATEMENTS, CONTINUED
Thornburg Core Growth Fund	September 30, 2006

positions that are not exact offsets. These contracts are reported in the financial statements at the Fund’s net equity, as measured by the difference between the forward exchange rates at the reporting date and the forward exchange rates at the dates of entry into the contract. There are special risks associated with international investing, including currency fluctuations, government regulation, political developments, and differences in liquidity.

CONTRACTS TO SELL:
Contracts		Contract Value Date	Unrealized Gain (Loss)
723,000,000	Indian Rupee for 15,605,439 USD	Dec 13, 2006	$(140,963)
7,700,000	Euro for 9,790,473 USD	Dec 21, 2006	(22,121)

Unrealized loss from forward Sell contracts:			$(163,084)

CONTRACTS TO BUY:
Contracts		Contract Value Date	Unrealized Gain (Loss)
7,700,000	Euro for 9,768,605 USD	Dec 21, 2006	$43,989

Unrealized gain from forward Buy contracts:			$43,989

Net unrealized gain (loss) from forward Exchange contracts:			$(119,095)

Certified Annual Report	21

FINANCIAL HIGHLIGHTS
Thornburg Core Growth Fund

	Year Ended September 30,		Period Ended September 30,
Class I Shares:	2006	2005	2004(c)
PER SHARE PERFORMANCE
(for a share outstanding throughout the period)+
Net asset value, beginning of period	$14.37	$10.93	$10.87

Income from investment operations:
Net investment income (loss)	(0.06)	(0.07)	(0.08)
Net realized and unrealized gain (loss) on investments	2.58	3.51	0.14

Total from investment operations	2.52	3.44	0.06

Less dividends from:
Realized capital gains	(0.24)	—	—
Redemption fees added to paid in capital	0.01	—	—

Change in net asset value	2.29	3.44	0.06
NET ASSET VALUE, end of period	$16.66	$14.37	$10.93

RATIOS/SUPPLEMENTAL DATA
Total return(a)	17.85%	31.47%	0.55%
Ratios to average net assets:
Net investment income (loss)	(0.40)%	(0.55)%	(0.74	)%(b)
Expenses, after expense reductions	1.01%	1.02%	1.00	%(b)
Expenses, after expense reductions and net of custody credits	0.99%	0.99%	0.99	%(b)
Expenses, before expense reductions	1.10%	1.15%	1.31	%(b)
Portfolio turnover rate	98.00%	115.37%	108.50%
Net assets at end of period (000)	$188,422	$49,975	$21,578

(a)	Not annualized for periods less than one year.

(b)	Annualized.

(c)	Effective date of Class I Shares was November 1, 2003.

+	Based on weighted average shares outstanding.

22	Certified Annual Report

SCHEDULE OF INVESTMENTS
Thornburg Core Growth Fund	September 30, 2006

CUSIPS: CLASS A - 885-215-582, CLASS C - 885-215-574, CLASS I - 885-215-475, CLASS R1 - 885-215-517, CLASS R5 - 855-215-350

NASDAQ SYMBOLS: CLASS A - THCGX, CLASS C - TCGCX, CLASS I - THIGX, CLASS R1 - THCRX, CLASS R5 - THGRX

SUMMARY OF INDUSTRY EXPOSURE

As of 9/30/06

Software & Services	18.4%
Health Care Equipment & Services	13.3%
Consumer Services	9.9%
Diversified Financials	9.5%
Pharmaceuticals & Biotechnology	8.2%
Technology Hardware & Equipment	7.8%
Transportation	4.6%
Media	4.1%
Retailing	3.0%

Telecommunication Services	2.8%
Commercial Services & Supplies	2.4%
Utilities	2.3%
Semiconductors & Semiconductor Equipment	1.8%
Capital Goods	1.8%
Food & Staples Retailing	1.7%
Food Beverage & Tobacco	0.6%
Other Assets & Cash Equivalents	7.8%

	Shares/ Principal Amount	Value
COMMON STOCK — 92.23%
CAPITAL GOODS — 1.80%
BUILDING PRODUCTS — 1.80%
Nice SpA+	2,149,028	$17,394,215

		17,394,215

COMMERCIAL SERVICES & SUPPLIES — 2.36%
COMMERCIAL SERVICES & SUPPLIES — 2.36%
Paxys, Inc.+	17,281,600	3,697,059
PeopleSupport, Inc.+(1)	1,034,384	19,136,104

		22,833,163

CONSUMER SERVICES — 9.86%
DIVERSIFIED CONSUMER SERVICES — 1.13%
Bright Horizons Family Solutions, Inc.+	262,400	10,949,952
HOTELS RESTAURANTS & LEISURE — 8.73%
FuJi Food & Catering Services	6,414,100	10,701,692
Las Vegas Sands Corp.+	587,400	40,148,790
Melco International Development Ltd.	5,225,900	11,174,020
Wyndham Worldwide Corp.+	805,200	22,521,444

		95,495,898

Certified Annual Report	23

SCHEDULE OF INVESTMENTS, CONTINUED
Thornburg Core Growth Fund	September 30, 2006

	Shares/ Principal Amount	Value
DIVERSIFIED FINANCIALS — 9.53%
CAPITAL MARKETS — 5.01%
Affiliated Managers Group, Inc.+	383,925	$38,434,732
Indiabulls Financial Services Ltd.	1,119,000	10,080,530
DIVERSIFIED FINANCIAL SERVICES — 4.52%
NYSE Group, Inc.+	585,400	43,758,650

		92,273,912

FOOD & STAPLES RETAILING — 1.68%
FOOD & STAPLES RETAILING — 1.68%
Celestial Nutrifoods Ltd.+	16,736,000	16,250,593

		16,250,593

FOOD BEVERAGE & TOBACCO — 0.57%
FOOD PRODUCTS — 0.57%
China Milk Products Group Ltd.+	8,319,000	5,559,987

		5,559,987

HEALTH CARE EQUIPMENT & SERVICES — 13.33%
HEALTH CARE EQUIPMENT & SUPPLIES — 2.67%
Cytyc Corp.+	1,055,400	25,836,192
HEALTH CARE PROVIDERS & SERVICES — 10.66%
Allscripts Healthcare Solutions, Inc.+	414,100	9,296,545
Caremark Rx, Inc.	584,071	33,099,303
Lincare Holdings, Inc.+	890,212	30,836,944
WellPoint, Inc.+	389,500	30,010,975

		129,079,959

MEDIA — 4.12%
MEDIA — 4.12%
DIRECTV Group, Inc.+	2,025,300	39,857,904

		39,857,904

PHARMACEUTICALS & BIOTECHNOLOGY — 8.24%
BIOTECHNOLOGY — 6.23%
Gilead Sciences, Inc.+	540,050	37,101,435
Nuvelo, Inc.+	1,269,156	23,149,405
PHARMACEUTICALS — 2.01%
Aspreva Pharmaceuticals Corp.+	750,600	19,478,070

		79,728,910

24	Certified Annual Report

SCHEDULE OF INVESTMENTS, CONTINUED
Thornburg Core Growth Fund	September 30, 2006

	Shares/ Principal Amount	Value
RETAILING — 3.01%
MULTILINE RETAIL — 3.01%
Kohl’s Corp.+	449,300	$29,168,556

		29,168,556

SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT — 1.82%
SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT — 1.82%
Austriamicrosystems AG+	310,434	17,588,364

		17,588,364

SOFTWARE & SERVICES — 18.43%
INTERNET SOFTWARE & SERVICES — 6.22%
Equinix, Inc.+	331,000	19,893,100
Google, Inc.+	100,250	40,290,475
IT SERVICES — 2.84%
Gevity HR, Inc.	625,358	14,245,655
Satyam Computer	737,200	13,204,880
SOFTWARE — 9.37%
Amdocs Ltd.+	1,073,225	42,499,710
Microsoft Corp.	1,489,500	40,708,035
Opsware, Inc.+	839,000	7,559,390

		178,401,245

TECHNOLOGY HARDWARE & EQUIPMENT — 7.83%
COMPUTERS & PERIPHERALS — 7.83%
Apple Computer, Inc.+	590,500	45,486,215
Diebold, Inc.	697,500	30,362,175

		75,848,390

TELECOMMUNICATION SERVICES — 2.74%
WIRELESS TELECOMMUNICATION SERVICES — 2.74%
America Movil SA	13,414,000	26,506,743

		26,506,743

TRANSPORTATION — 4.58%
AIRLINES — 4.58%
Copa Holdings SA	805,940	27,667,920
JetBlue Airways Corp.+	1,801,400	16,698,978

		44,366,898

Certified Annual Report	25

SCHEDULE OF INVESTMENTS, CONTINUED
Thornburg Core Growth Fund	September 30, 2006

	Shares/ Principal Amount	Value
UTILITIES — 2.33%
INDUSTRIAL POWER PRODUCTION / ENERGY TRADING — 2.33%
Ormat Technologies, Inc.	690,060	$22,578,763

		22,578,763

TOTAL COMMON STOCK (Cost $788,284,689)		892,933,500

SHORT TERM INVESTMENTS — 6.19%
AIG Funding, Inc., 5.17%, 10/3/2006	$7,000,000	6,997,988
AIG Funding, Inc., 5.24%, 10/5/2006	20,000,000	19,988,355
Lasalle Bank Corp., 5.21%, 10/13/2006	3,000,000	2,994,790
Toyota Credit de Puerto Rico, 5.23%, 10/10/2006	5,500,000	5,492,809
Toyota Credit de Puerto Rico, 5.20%, 10/16/2006	3,000,000	2,993,500
Toyota Credit de Puerto Rico, 5.21%, 10/18/2006	21,500,000	21,447,106

TOTAL SHORT TERM INVESTMENTS (Cost $59,914,547)		59,914,548

TOTAL INVESTMENTS — 98.42% (Cost $848,199,236)		$952,848,048
OTHER ASSETS LESS LIABILITIES — 1.58%		15,311,376

NET ASSETS — 100.00%		$968,159,424

Footnote Legend

+	Non-income producing

See notes to financial statements.

(1)	Investment in Affiliates

Holdings of voting securities of each portfolio company which is considered “affiliated” to the Fund under the Investment Company Act of 1940 because the Fund’s holding represented 5% or more of the company’s voting securities during the period, are shown below:

Issuer	Shares at Sept. 30, 2005	Gross Additions	Gross Reductions	Shares at Sept. 30, 2006	Market Value Sept. 30, 2006	Dividend Income
PeopleSupport, Inc.	—	1,105,900	71,516	1,034,384	19,136,104	—

Total non-controlled “affiliated companies” — 1.98% of Net Assets

26	Certified Annual Report

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Thornburg Core Growth Fund

To the Trustees and Class I Shareholders of

Thornburg Core Growth Fund

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Thornburg Core Growth Fund (one of the portfolios constituting Thornburg Investment Trust, hereafter referred to as the “Fund”) at September 30, 2006, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for Class I shares for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at September 30, 2006 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

New York, New York

November 16, 2006

Certified Annual Report	27

EXPENSE EXAMPLE
Thornburg Core Growth Fund	September 30, 2006 (Unaudited)

As a shareholder of the Fund, you incur two types of costs:

(1) transaction costs, including a 30-day redemption fee on Class I shares;

(2) ongoing costs, including management and administrative fees and other Fund expenses.

This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested on March 31, 2006 and held until September 30, 2006.

Actual Expenses

The first line of the table at right provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table at right provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value 3/31/06	Ending Account Value 9/30/06	Expenses Paid During Period† 3/31/06–9/30/06
Class I Shares
Actual	$1,000.00	$996.40	$4.95
Hypothetical*	$1,000.00	$1,020.10	$5.01

†	Expenses are equal to the annualized expense ratio for Class I shares (0.99%) multiplied by the average account value over the period, multiplied by 183/365 to reflect the one-half year period.

*	Hypothetical assumes a rate of return of 5% per year before expenses.

28	Certified Annual Report

INDEX COMPARISON

Thornburg Core Growth Fund	September 30, 2006 (Unaudited)

GROWTH OF A HYPOTHETICAL $10,000 INVESTMENT

Thornburg Core Growth Fund versus NASDAQ Composite Index (November 3, 2003 to September 30, 2006)

AVERAGE ANNUAL TOTAL RETURNS

For periods ended September 30, 2006

	1 Yr	Since Inception
I Shares (Incep: 11/3/03)	17.85%	16.48%
NASDAQ Composite Index (Since: 11/3/03)	5.83%	5.56%

Performance data reflects past performance, which is no guarantee of future results. The performance data and graph do not reflect the deduction of taxes that a shareholder would pay on distributions or the redemption of Fund shares.

Returns reflect the reinvestment of dividends and capital gains. There is no up-front sales charge for Class I shares. Class I shares are subject to a 1% 30-day redemption fee.

The NASDAQ Composite Index is a market value-weighted, technology-oriented index comprised of approximately 5,000 domestic and non-US-based securities. Unless otherwise noted, index returns reflect the reinvestment of income dividends and capital gains, if any, but do not reflect fees, brokerage commissions or other expenses of investing. Investors may not make direct investments into any index. The performance of any index is not indicative of the performance of any particular investment.

Certified Annual Report	29

TRUSTEES AND OFFICERS

Thornburg Core Growth Fund	September 30, 2006 (Unaudited)

Name, Age, Position Held with Fund Year Elected	Principal Occupation(s) During Past Five Years	Other Directorships Held by Trustee
INTERESTED TRUSTEES(1)(2)(4)

Garrett Thornburg, 60 Chairman of Trustees, Trustee since 1987(3)	CEO, Chairman and controlling shareholder of Thornburg Investment Management, Inc. (investment advisor) and Thornburg Securities Corporation (securities dealer); Chairman of Thornburg Limited Term Municipal Fund, Inc. (registered investment company) to 2004; CEO and Chairman of Thornburg Mortgage, Inc. (real estate investment trust); Chairman of Thornburg Mortgage Advisory Corporation (investment manager to Thornburg Mortgage, Inc.).	Director of Thornburg Mortgage, Inc. (real estate investment trust)

Brian J. McMahon, 50 Trustee since 2001, Member of Governance & Nominating Committee, President since 1997(5)(6)	President, Managing Director, Chief Investment Officer, and Co-Portfolio Manager of Thornburg Investment Management, Inc.; President of Thornburg Limited Term Municipal Fund, Inc. to 2004.	None

INDEPENDENT TRUSTEES(1)(2)(4)

David A. Ater, 61 Trustee since 1994, Member of Audit Committee and Governance & Nominating Committee	Principal in Ater & Associates, Santa Fe, NM (developer, planner and broker of residential and commercial real estate); owner, developer and broker for various real estate projects.	Director of Thornburg Mortgage, Inc. (real estate investment trust)

David D. Chase, 65 Chairman of Audit Committee, Trustee since 2000	Chairman, President, CEO, and Managing Member of Vestor Associates, LLC, the general partner of Vestor Partners, LP, Santa Fe, NM (private equity fund); Chairman and CEO of Vestor Holdings, Inc., Santa Fe, NM (merchant bank).	None

Eliot R. Cutler, 60 Chairman of Governance & Nominating Committee, Trustee since 2004	Partner, Akin, Gump, Strauss, Hauer & Feld, LLP, Washington, D.C. (law firm)	Director of Thornburg Mortgage, Inc. (real estate investment trust)

Susan H. Dubin, 57 Trustee since 2004, Member of Audit Committee	President of Dubin Investments, Ltd., Greenwich, CT (private investment fund); Director and officer of various charitable organizations.	None

Owen D. Van Essen, 52 Trustee since 2004, Member of Governance & Nominating Committee	President of Dirks, Van Essen & Murray, Santa Fe, NM (newspaper mergers and acquisitions).	None

James W. Weyhrauch, 47 Trustee since 1996, Member of Audit Committee	Real estate broker, Santa Fe Properties, Santa Fe, NM since 2004; President and CEO from 1997–2004, and Vice Chairman 2004 to date, Nambé Mills, Inc., Santa Fe, NM (manufacturer).	None

30	Certified Annual Report

TRUSTEES AND OFFICERS, CONTINUED
Thornburg Core Growth Fund	September 30, 2006 (Unaudited)

Name, Age, Position Held with Fund Year Elected	Principal Occupation(s) During Past Five Years	Other Directorships Held by Trustee
OFFICERS OF THE FUND (WHO ARE NOT TRUSTEES)(1)(6)(7)

Steven J. Bohlin, 47 Vice President since 1987, Treasurer since 1989	Portfolio Manager, Co-Portfolio Manager, Vice President, and Managing Director of Thornburg Investment Management, Inc.; Vice President of Thornburg Limited Term Municipal Fund, Inc. to 2004.	Not applicable

George T. Strickland, 43 Vice President since 1996	Portfolio Manager, Vice President, and Managing Director of Thornburg Investment Management, Inc.; Vice President (to 2004) and Treasurer (2003–2004) of Thornburg Limited Term Municipal Fund, Inc.	Not applicable

William V. Fries, 67 Vice President since 1995	Portfolio Manager, Co-Portfolio Manager, Vice President, and Managing Director of Thornburg Investment Management, Inc.	Not applicable

Leigh Moiola, 39 Vice President since 2001	Vice President and Managing Director of Thornburg Investment Management, Inc.; Vice President of Thornburg Limited Term Municipal Fund, Inc. to 2004.	Not applicable

Kenneth Ziesenheim, 52 Vice President since 1995	Vice President and Managing Director of Thornburg Investment Management, Inc.; President of Thornburg Securities Corporation; Vice President of Thornburg Limited Term Municipal Fund, Inc. to 2004.	Not applicable

Alexander Motola, 36 Vice President since 2001	Portfolio Manager, Vice President, and Managing Director of Thornburg Investment Management, Inc. since 2001.	Not applicable

Wendy Trevisani, 35 Vice President since 1999	Co-Portfolio Manager since 2006, Managing Director since 2004, Vice President, and Associate Portfolio Manager of Thornburg Investment Management, Inc.; Vice President of Thornburg Limited Term Municipal Fund, Inc. to 2002.	Not applicable

Joshua Gonze, 43 Vice President since 1999	Managing Director since 2004, Associate Portfolio Manager and Vice President of Thornburg Investment Management, Inc.; Vice President of Thornburg Limited Term Municipal Fund, Inc. to 2004.	Not applicable

Brad Kinkelaar, 38 Vice President since 1999	Co-Portfolio Manager since 2002, Managing Director since 2004, Vice President since 2000, and Associate Portfolio Manager of Thornburg Investment Management, Inc.	Not applicable

Christopher Ihlefeld, 36 Vice President since 2003	Managing Director since 2006 and Associate Portfolio Manager and Vice President since 2002 of Thornburg Investment Management, Inc.; Vice President of Limited Term Municipal Fund, Inc., 2003–2004.	Not applicable

Leon Sandersfeld, 40 Vice President since 2003	Associate of Thornburg Investment Management, Inc. since 2002; Senior Staff Accountant, Farm Bureau Life Insurance Co. to 2002.	Not applicable

Sasha Wilcoxon, 32 Vice President since 2003, Secretary since 2006	Mutual Fund Support Service Department Manager since 2002 and Associate of Thornburg Investment Management, Inc.	Not applicable

Certified Annual Report	31

TRUSTEES AND OFFICERS, CONTINUED
Thornburg Core Growth Fund	September 30, 2006 (Unaudited)

Name, Age, Position Held with Fund Year Elected	Principal Occupation(s) During Past Five Years	Other Directorships Held by Trustee

Ed Maran, 48 Vice President since 2004	Co-Portfolio Manager since 2006, Vice President and Managing Director since 2005, and Associate Portfolio Manager since 2002 of Thornburg Investment Management, Inc.; Analyst, USAA 2001–2002.	Not applicable

Vinson Walden, 36 Vice President since 2004	Co-Portfolio Manager since 2006, Vice President and Managing Director since 2005, and Associate Portfolio Manager since 2002 of Thornburg Investment Management, Inc.; Associate Portfolio Manager, Ibis Management 2002–2004; Associate, Lehman Brothers to 2001.	Not applicable

Van Billops, 40 Vice President since 2006	Associate of Thornburg Investment Management, Inc.	Not applicable

Thomas Garcia, 35 Vice President since 2006	Vice President and Managing Director since 2004, and Associate Portfolio Manager of Thornburg Investment Management, Inc.	Not applicable

Lei Wang, 35 Vice President since 2006	Co-Portfolio Manager and Managing Director since 2006, and Associate Portfolio Manager since 2004 of Thornburg Investment Management, Inc.; Associate, Enso Capital Management, LLC 2002–2004; Associate, Deutsche Bank 2001–2002.	Not applicable

Connor Browne, 27 Vice President since 2006	Co-Portfolio Manager and Managing Director since 2006, and Associate Portfolio Manager since 2001 of Thornburg Investment Management, Inc.	Not applicable

(1)	Each person’s address is 119 East Marcy Street, Santa Fe, New Mexico 87501.

(2)	The Fund is one of twelve separate investment “Funds” or “series” of Thornburg Investment Trust (the “Trust”), which comprises the Thornburg mutual fund complex and is organized as a Massachusetts business trust. The Trust currently has twelve active Funds.Thornburg Investment Management, Inc. is the investment advisor to, and manages, the twelve Funds of the Trust. Each Trustee oversees the twelve Funds of the Trust.

(3)	Mr.Thornburg is considered an “interested” Trustee under the Investment Company Act of 1940 because he is a director and controlling shareholder of Thornburg Investment Management, Inc., the investment advisor to the twelve active Funds of the Trust, and is the sole director and controlling shareholder of Thornburg Securities Corporation, the distributor of shares for the Trust.

(4)	Each Trustee serves in office until the election and qualification of a successor.

(5)	Mr. McMahon is considered an “interested” Trustee because he is the president of Thornburg Investment Management, Inc.

(6)	The Trust’s president, secretary and treasurer each serve a one-year term or until the election and qualification of a successor; each other officer serves at the pleasure of the Trustees.

(7)	Assistant vice presidents, assistant secretaries and assistant treasurers are not shown.

The Statement of Additional Information for each Fund of the Trust includes additional information about the Trustees and is available, without charge and upon request, by calling 1-800-847-0200.

32	Certified Annual Report

OTHER INFORMATION

Thornburg Core Growth Fund	September 30, 2006 (Unaudited)

PORTFOLIO PROXY VOTING

Policies and Procedures:

The Trust has delegated to Thornburg Investment Management, Inc. (the “Advisor”) voting decisions respecting proxies for the Fund’s voting securities. The Advisor makes voting decisions in accordance with its Proxy Voting Policy and Procedures. A description of the Policy and Procedures is available (i) without charge, upon request, by calling the Advisor toll-free at 1-800-847-0200, (ii) on the Thornburg website at www.thornburg.com, and (iii) on the Securities and Exchange Commission’s website at www.sec.gov.

Commencing August 31, 2004, information regarding how proxies were voted is available on or before August 31 of each year for the twelve months ending the preceding June 30. This information is available (i) without charge, upon request by calling the Advisor toll-free at 1-800-847-0200, (ii) on the Thornburg website at www.thornburg.com, and (iii) on the Securities and Exchange Commission’s website at www.sec.gov.

TAX INFORMATION

For the fiscal year ended September 30, 2006, the Fund designates long-term capital gain dividends of $4,423,505.

The information and distributions reported herein may differ from the information and distributions taxable to the shareholders for the calendar year ending December 31, 2006. Complete information will be computed and reported in conjunction with your 2006 Form 1099-DIV.

AVAILABILITY OF QUARTERLY PORTFOLIO SCHEDULE

The Fund files with the Securities and Exchange Commission schedules of its portfolio holdings on Form N-Q for the first and third quarters of each fiscal year. The Fund’s Forms N-Q are available on the Commission’s website at www.sec.gov, or may be reviewed and copied at the Commission’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. The Fund also makes this information available on its website at www.thornburg.com/download or upon request by calling 1-800-847-0200.

TRUSTEES DELIBERATIONS RESPECTING RENEWAL OF INVESTMENT ADVISORY AGREEMENT

Thornburg Investment Management, Inc. (the “Advisor”) provides investment management services to Thornburg Core Growth Fund pursuant to an investment advisory agreement. The Trustees consider the renewal of this agreement annually, and most recently determined to renew the agreement on September 12, 2006.

In connection with their general supervision of the Advisor, the Trustees receive and consider reports throughout the year from the Advisor respecting the Advisor’s management of the Fund’s investments. These reports include information about the Fund’s investment performance, purchase and sale of portfolio investments and explanations from the Advisor respecting investment selections, the investment performance of the Fund, general appraisals of industry and economic prospects and factors, and other matters affecting the Fund and relating to the Advisor’s performance of services for the Fund.

In anticipation of their recent consideration of the advisory agreement’s renewal, the independent Trustees met with representatives of the Advisor in July 2006 to discuss the Trustees’ evaluation of the Advisor’s performance and to specify the information the Advisor would present to the Trustees for their review. The independent Trustees thereafter met in independent session to consider various factors respecting the agreement’s renewal, and met in a subsequent session with the Advisor’s chief investment officer to present questions. Following these sessions, the Trustees met on September 12, 2006 to consider a renewal of the advisory agreement.

The information below summarizes certain factors considered by the Trustees in connection with the determination to renew the advisory agreement. In determining to renew the advisory agreement, the Trustees did not identify any single factor as controlling, and this summary does not describe all of the matters considered by the Trustees in making their determination.

Quality of Services; Fund Investment Performance: In evaluating the nature, extent and quality of services provided by the Advisor to the Fund, and in reviewing the Fund’s investment performance, the Trustees considered qualitative and quantitative information presented to the Trustees throughout the preceding year and in anticipation of their annual evaluation, including:

(i)	reports from portfolio management personnel respecting execution of portfolio investment strategies in prevailing market conditions;

(ii)	information respecting company, industry, market and economic developments;

(iii)	the Fund’s absolute investment performance and achievement of stated objectives;

Certified Annual Report	33

OTHER INFORMATION, CONTINUED
Thornburg Core Growth Fund	September 30, 2006 (Unaudited)

(iv)	measures of the Fund’s investment performance over different periods of time, relative to a category of mutual funds sharing certain comparable characteristics and selected by an independent mutual fund analyst firm, and relative to broad based securities indices; and

(v)	comparative measures of portfolio volatility, risk and return.

The Trustees also considered the Advisor’s staffing and other resources, the Advisor’s efforts to contain costs and expenses, the Advisor’s supervision of services provided to the Trust by third party service providers, the Advisor’s performance of administrative, accounting and other services, the Advisor’s adherence to compliance and regulatory requirements, the Advisor’s responsiveness to the Trustees, and other factors. The Trustees noted that the value of comparisons of the Fund’s investment performance to mutual fund categories may be limited in some degree because the Fund’s investment objective and strategies, as defined in its prospectus, are unique or may vary from the methods for selecting the investments for other funds.

In conducting their evaluation, the Trustees determined that the Advisor had continued to faithfully pursue and achieve the Fund’s stated objectives, as demonstrated particularly by the Advisor’s selection of investments in accordance with the Fund’s stated strategies and the Fund’s investment returns. The Trustees also observed in conducting their evaluations the Fund’s above average or better investment performance in most periods relative to the performance of a category of equity mutual funds having certain characteristics comparable to the Fund and selected by an independent mutual fund analyst firm, the Fund’s outperformance of two broad based securities indices in each period since its inception, the Fund’s relative performance in periods of negative market conditions and the Fund’s cumulative returns.

The Trustees concluded, based upon these and other observations, that the Advisor had actively and competently pursued the Fund’s stated investment objectives in accordance with the Fund’s investment policies stated in its prospectuses. The Trustees further concluded that the investment performance of the Fund was satisfactory in the context of the Fund’s objectives and policies, and prevailing market conditions.

Fees and Expenses; Profitability of Advisor. In reviewing the fees charged by the Advisor to the Fund, the Trustees primarily considered the fees charged by the Advisor and the other expenses charged to the Fund in light of the nature and quality of services provided, comparison of the actual Advisor’s fee and Fund expenses to the statement of fees and expenses in the Fund’s prospectuses, the Advisor’s waiver of a portion of its fee, comparisons of the Advisor’s fee and other Fund expenses to median and average fees and expenses charged to a grouping of multi-capitalization growth equity mutual funds assembled by an independent analyst firm, and comparisons of fees and expenses charged to the Fund with fees and expenses charged to other specific mutual funds. In addition, the Trustees considered the profitability of the Advisor compared to other investment management firms, and comparisons of the investment management fee rates charged by the Advisor to the Fund with rates charged to other clients of the Advisor and the differing types of services furnished to the Fund and the other clients. The Trustees noted that the Fund’s management fee was somewhat higher than the average and median fee rates for the grouping of equity mutual funds selected by the mutual fund analyst firm, but that the overall expense ratio of the Fund was comparable to the average and median expense ratios for the same group of mutual funds. The Trustees also observed in this regard the quality of the Advisor’s services and the investment performance of the Fund. The Trustees noted in their review that fee rates charged by the Advisor to other clients of the Advisor were not directly comparable to rates charged to the Fund principally because of the significant differences in the services provided.

The Trustees concluded, based upon these and other considerations, that the fees charged to the Fund by the Advisor were fair and reasonable in view of the services provided, the clear disclosure of these fees and expenses in the Fund’s prospectuses, the investment performance of the Fund and fees and expenses charged to other mutual funds. The Trustees further concluded that there was no indication that the Advisor’s profitability was unusual, viewed in the context of the services provided, the performance of the Fund, and the fees and profitability of other investment management firms.

Economies of Scale. In reviewing the extent to which economies of scale would be realized by the Fund as it grows and whether fee levels reflect economies of scale, the Trustees considered the breakpoint structure for advisory fees chargeable to the Fund, the demonstrated economies of scale enjoyed by other Funds of the Trust as they had grown in size, and economies of scale realized by other mutual funds. The Trustees concluded that the Fund may reasonably be expected to realize economies of scale for the benefit of its shareholders as it grows in size.

Ancillary Benefits to Advisor. In reviewing benefits enjoyed by the Advisor because of its relationship with the Fund, the Trustees considered the Advisor’s receipt of certain research services, favorable publicity received by the Advisor because of the superior investment performance of certain Funds of the Trust, and the benefits to the Fund from the Advisor’s expansion of its staffing and other resources to serve a broader variety of investment clients. The Trustees concluded, based upon these and other considerations, that there was no unusual or unfair benefit enjoyed by the Advisor, and that the Fund enjoyed benefits by virtue of the Advisor’s engagement by other investment clients.

34	Certified Annual Report

Trustees’ Statement to Shareholders

Not part of the Certified Annual Report

February 8, 2005

The Trustees are concerned that recent commentaries and opinions reported in the media may confuse investors in general as to the supervisory duties of trustees of mutual funds and, in particular, leave Thornburg Investment Trust shareholders uncertain regarding how we discharge our responsibilities in supervising the Funds’ investment advisor and in reviewing the advisor’s contract for renewal. We decided to spell out clearly three principal guidelines that we follow in supervising the Trust’s investment advisor on your behalf.

We begin with the premise that each shareholder selected his or her Fund because its investments are managed by the investment advisor identified in the prospectus and in accordance with the objective and policies described in the prospectus. We realize, as each of you do, that if you believe that your Fund’s stated objective and policies no longer serve your personal investment goals, you can sell your shares and leave the Fund.

Therefore, we believe that our primary supervisory task – our principal obligation to you – is to assess the nature and quality of the advisor’s services, and to confirm that the advisor actively and competently pursues the Fund’s objective, in accordance with the policies set out in the prospectus. To do this, we meet regularly with management to review your Fund’s portfolio and to discuss the advisor’s specific actions and judgments in pursuing the Fund’s objective. We do not substitute our own judgment for the advisor’s decisions in selecting investments; the advisor is paid to exercise its informed judgment on investment decisions, and we seek to confirm, in reviewing the advisor’s performance, that the advisor is doing just that.

Second, while we are conscious of costs and the effect that costs have on shareholders’ returns, we do not seek the lowest fees or expense ratio as our sole or primary objective. We try to make sure that your Fund’s fees and costs are reasonable in relationship to the services rendered and that they are generally in line with those charged by other expert investment advisors, consistent with our belief that the Fund’s investors searched for and expect that expertise and attention and have decided to pay a reasonable price for it. We do not put the management contract “out to bid” as a matter of course, and we would not do so unless we had concluded that the advisor materially had failed to pursue the Fund’s objectives in accordance with its policies, or for other equally important reasons. We believe that any other approach would be inconsistent with your interests and contrary to your expectations when you bought shares of the Fund in the first place.

Finally, because we believe that most Thornburg Fund shareholders have invested with a long-term perspective, we try not to focus too much on the fashions of the moment and on short-term performance. The market will not favor any specific investment objective or set of policies at all times and under all economic circumstances. A fund will experience periods of both high and low returns relative to other funds and other investments. Even if one of our Funds is not favored by the market at a particular time, we believe that the advisor is nonetheless obliged to remain true to the Fund’s objective and policies, and we watch to see that it does so.

This page is not part of the Annual Report.	35

Planning Options

Retirement and Education Accounts

Thornburg Investment Management offers retirement and education savings accounts that can help you meet a variety of planning challenges. For account applications or further information on any of the accounts below, please call 1-800-847-0200 or go to www.thornburg.com/ira. Your financial advisor can help you determine which plan is right for you.

Individual Retirement Accounts

Individual Retirement Accounts (IRAs) provide a tax-advantaged means to save money for the future. For a detailed outline of the difference between retirement accounts, see www.thornburg.com/ira. Rollovers are available. Call 1-800-847-0200 for more information.

Traditional IRAs – Contributions to Traditional IRAs are tax deductible for eligible individuals, and withdrawals are taxed as additional ordinary income. You may contribute to an IRA if you receive compensation and are under 70 1/2, even if you are covered by an employer retirement plan.

Roth IRAs – Under a Roth IRA, there is no tax deduction for contributions, but there is no income tax on qualified withdrawals. For a more detailed comparison of Traditional and Roth IRAs, please see our web site at www.thornburg.com/ira.

SEP IRAs – Simplified Employee Pension (SEP) IRAs are established by employers. The employer is allowed a tax deduction for contributions made to the SEP Plan and makes contributions to each eligible employee’s SEP IRA on a discretionary basis.

SIMPLE IRAs – Savings Incentive Match Plan for Employees of Small Employers (SIMPLE) is designed to give small business owners a simplified method to establish and contribute to a retirement plan for employees. The employer is allowed a tax deduction for contributions and makes either matching or non-elective contributions to each eligible employee’s SIMPLE IRA. Employees may make salary deferral contributions.

403(b)

A special, tax-advantaged savings vehicle available only to employees of 501(c)(3) organizations, such as charitable, educational, scientific and religious organizations. 403(b) plans are also available to employees of public schools and universities.

Coverdell Education Savings Account

These savings accounts are designed to provide a way to save money for higher education expenses. In an Education Savings Account, earnings and interest grow tax free, and qualified withdrawals used to pay for eligible higher-education expenses are tax- and penalty-free.

Funds Available

The following funds are available in the accounts listed above:

•	Thornburg International Value Fund

•	Thornburg Value Fund

•	Thornburg Core Growth Fund

•	Thornburg Investment Income Builder Fund

•	Thornburg Global Opportunities Fund

•	Thornburg Limited Term U.S. Government Fund

•	Thornburg Limited Term Income Fund

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This page is not part of the Annual Report.	39

The Firm

Thornburg Investment Management® is a privately held investment management company based in Santa Fe, New Mexico with assets under management of over $27 billion. Founded in 1982, the firm manages five equity funds, seven bond funds, and separate portfolios for select institutions and individuals.

Investment Philosophy

We seek to preserve and increase the real wealth of the Funds’ shareholders after accounting for inflation, taxes, and investment expenses. We’re committed to disciplined investing and controlling risk in all market environments through laddered bond and focused equity portfolios.

Portfolio Holdings Disclosure

We believe you should know about your portfolio. Our web site keeps investors informed of the Funds’ equity holdings. Go to www.thornburg.com/funds for commentary on our equity fund holdings.

Co-Ownership of Funds

We invest side-by-side with the Funds’ shareholders. Our employees have invested over $130 million in Thornburg Funds.

Investment Manager:	Distributor:

119 East Marcy Street	119 East Marcy Street
Santa Fe, New Mexico 87501	Santa Fe, New Mexico 87501
800.847.0200	800.847.0200

Thornburg Investment Management®

Strategies for Building Wealth

Thornburg Investment Income Builder Fund

Informational Brochure and
Annual Report – September 30, 2006

The annual report and accompanying brochure are submitted for the general information of shareholders of the Fund. It is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus. If you have not received a prospectus, one can be obtained from your financial advisor, online at www.thornburg.com/download, or by calling 800-847-0200. Carefully consider information in the prospectus regarding the Fund's investment objectives and policies, risks, sales charges, expenses, experience of its management, marketability of shares, and other information. Read it carefully before you invest or send money. Performance data quoted represents past performance and does not guarantee future results.

Current stream
of income
plus potential
for growth.

Thornburg Investment Income Builder Fund

Current Stream of Income Plus Potential for Growth

The Fund seeks to provide a level of current income which exceeds the average yield on U.S. stocks generally, and which will generally grow, subject to periodic fluctuations, over the years on a per share basis. The Fund’s secondary investment objective is long-term capital appreciation.

The Fund invests primarily in companies (both in the U.S. and abroad) that pay dividends and, in the opinion of Thornburg Investment Management, that show the capacity to increase them.To provide additional income, the Fund also invests in bonds and hybrid securities.

Thornburg Bond Funds

•	Thornburg Limited Term Municipal Fund

•	Thornburg Intermediate Municipal Fund

•	Thornburg California Limited Term Municipal Fund

•	Thornburg New Mexico Intermediate Municipal Fund

•	Thornburg New York Intermediate Municipal Fund

•	Thornburg Limited Term U.S. Government Fund

•	Thornburg Limited Term Income Fund

Thornburg invests in short- and intermediate-term investment grade bonds. We ladder the maturities of individual bonds in the portfolios to moderate risk. Laddering involves building a portfolio of bonds with staggered maturities so that a portion of the portfolio will mature each year. We apply this disciplined process in all interest rate environments.

Thornburg Equity Funds

•	Thornburg Value Fund

•	Thornburg International Value Fund

•	Thornburg Core Growth Fund

•	Thornburg Investment Income Builder Fund

•	Thornburg Global Opportunities Fund

Thornburg’s equity research uses a fundamental, yet comprehensive, analytical approach. We invest when and where we perceive compelling value. Thornburg equity funds focus on a limited number of securities so that each holding can impact performance. The equity team searches for firms believed to have a promising future and seeks to buy shares of those companies at a discount to their intrinsic value.

More information at www.thornburg.com

Reduce paper clutter. Receive your shareholder reports and prospectus online instead of through traditional mail. Sign up at www.thornburg.com/edelivery

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Message from the Chairman

Garrett Thornburg Chairman & CEO

November 10, 2006

Dear Fellow Shareholder:

Thornburg Investment Management has a clear mission: to preserve and increase the real wealth of our shareholders. We seek to accomplish this through a range of equity funds that redefine traditional measures of value and growth and through a family of laddered bond funds that focus on quality, stability and minimizing risk over time.

Confirming our strategy, all Thornburg equity funds are highly ranked within their respective categories over the long term.

The Thornburg equity funds employ a comprehensive approach, which is more inclusive than the traditional deep value or high growth approach to stock selection. You can read much more about the stocks in your Fund’s portfolio, and all Thornburg equity funds, at our web site, www.thornburg.com/funds.

During this decade, the average dividend yield paid by equity and hybrid mutual funds has dipped well below 1%. We established Thornburg Investment Income Builder Fund in late 2002 to be clearly different from other equity/hybrid funds by paying attractive dividends today, with a further goal of increasing these in the future. Our record to date shows clear success in achieving each aspect of this mission.

On the bond side, we have always had a highly disciplined approach of laddering short-and intermediate-bond maturities, seeking to provide both an attractive return and relative stability of principal.

An exciting event occurred recently, Thornburg Investment Management is the first U.S. investment manager to complete the independent certification process and receive the CEFEX Certification for Fiduciary Excellence. The Centre for Fiduciary Excellence (CEFEX) is an independent rating and certification organization, providing comprehensive assessments that measure risk and trustworthiness of investment fiduciaries. We are proud to have received certificate #1 from CEFEX for investment managers.

Thank you for investing with us. We will do our best to continue to earn your trust every day.

Sincerely,

Garrett Thornburg

Chairman & CEO

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The Dividend Landscape

To appreciate the investment environment that Thornburg Investment Income Builder Fund operates in, you may wish to review these highlights of the “dividend landscape.”

The S&P 500 Index Payout Ratio – A Historical Perspective

S&P 500 Index Payout Ratio (January 1940 to December 2005)

The dividend payout ratio is a fraction that expresses dividend payments as a percentage of per-share earnings. By long-term historical standards, the dividend payout ratio of the S&P 500 Index is relatively low at this time.

Corporate Willingness to Pay Dividends is Improving

Percentage of Companies Paying Dividends in Russell 1000 Index (December 1979 to December 2005)

The Russell 1000 Index includes 1000 public companies that are supposed to be generally representative of corporate America. Between 1980 and 1993, at least 75% of these firms paid some dividend. Between 1994 and 2001, the percentage of Russell 1000 companies paying dividends sank to just over 50%, indicating investor and management preference for reinvesting retained earnings in growth initiatives. Now the pendulum appears to be swinging back, and the percentage of dividend payers is increasing. Long-term academic studies have shown that subsequent earnings-per-share growth of dividend-paying firms actually exceeds that of non-payers.

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Rising Dividend Payments Despite Decreasing Dividend Yields

Over time, the dollar dividend per unit of the S&P 500 Index has increased. Because the price of the index itself has increased even more, the yield on the S&P 500 Index, as a percentage of the current index price, has generally decreased in recent decades.You should note, however, that the yield on the original investment made at a fixed point in time (say, 1970 or 1989) has increased, even without reinvestment of dividends.

Hypothetical chart is for illustration purposes only and is not indicative of an investment in any particular security. Investors may not invest directly in an index.

S&P 500 Index Average Yield vs.Annual Dividends from a OneTime $10,000 Investment in the Index (Dividends not Reinvested)

A Truly Diversified Dividend-Paying Portfolio Must Look Beyond the Obvious High Yield Stocks!

In the (large cap) Russell 1000 Index, 63% of the top 100 dividend payers are in the real estate or utilities sectors. In the (small cap) Russell 2000 Index, 72% of the top 100 dividend-yielding stocks are either real estate or utilities. In order to construct a diversified portfolio of attractive yielding stocks, one must look beyond these two sectors.We do!

Source:Thomson Portfolio Analytics, as of December 2005; (Numbers may not add to 100% due to rounding.)

Dividend yield is a ratio that shows how much a company pays out in dividends each year relative to its share price.

The Top 100 Dividend Yields

	Russell 1000 Index	Russell 2000 Index
Real Estate	37%	68%
Banks	9%	1%
Other Financials	7%	6%
Total Financials	53%	75%
Utilities	26%	4%
Consumer Staples	6%	3%
Telecom	6%	6%
Consumer Discretionary	3%	5%
Health Care	3%	1%
Materials	2%	2%
Industrials	1%	1%
Technology	0%	3%
Energy	0%	0%

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The Dividend Landscape Continued

Global Diversification Can Improve the Portfolio Yield

Average Dividend Yields of Markets Around the Globe

Source: FactSet, as of September 30, 2006; Countries and regions above, except the U.S., are represented by MSCI indices defined on the following pages.

Since firms outside the U.S. tend to pay higher dividends than U.S. firms, particularly outside the real estate and utility sectors, we diversify the Thornburg Investment Income Builder Fund into foreign dividend-paying stocks to try to take advantage of these opportunities.

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Important Information

The information presented on the following pages was current as of September 30, 2006. The managers’ views, portfolio holdings, and sector diversification are historical and subject to change. This material should not be deemed a recommendation to buy or sell any of the securities mentioned.

Shares in the Fund carry risks including possible loss of principal. There are special risks associated with international investing, including currency fluctuations, government regulation, political developments, and differences in liquidity. Additionally, the Fund invests a portion of the assets in small capitalization companies which may increase the risk of greater price fluctuations.

As with direct bond ownership, funds that invest in bonds are subject to certain risks including interest-rate risk, credit risk, and inflation risk. The value of a bond will fluctuate relative to changes in interest rates; as interest rates rise, the overall price of bonds fall. Shares in the Fund are not deposits or obligations of, or guaranteed or endorsed by, any bank, the Federal Deposit Insurance Corporation, the Federal Reserve Board or any government agency. There is no guarantee that the Fund will meet its investment objectives.

Glossary

Blended Index – The blended index is comprised of 25% Lehman Brothers Aggregate Bond Index and 75% MSCI World Equity Index.The Lehman Brothers Aggregate Bond Index is composed of approximately 6,000 publicly traded bonds including U.S. government, mortgage-backed, corporate and Yankee bonds with an average maturity of approximately 10 years. The index is weighted by the market value of the bond included in the index. This index represents asset types which are subject to risk, including loss of principal. The Morgan Stanley Capital International (MSCI) World Index is an unmanaged market-weighted index that consists of over 1,200 equity securities traded in 23 of the world’s most developed countries. Securities are listed on exchanges in the U.S., Europe, Canada, Australia, New Zealand, and the Far East. The index is calculated with net dividends reinvested, in U.S. dollars.

MSCI All Country Asia ex-Japan Index – a free float-adjusted market capitalization index that is designed to measure equity market performance in Asia. As of May 2005, the MSCI All Country Asia ex-Japan Index consisted of the following 11 countries: China, Hong Kong, India, Indonesia, Korea, Malaysia, Pakistan, Philippines, Singapore Free,Taiwan, and Thailand.

MSCI Country Indices (Australia, U.K. and Japan) – free float-adjusted market capitalization indices that are designed to measure equity market performance in that specific country.

MSCI Europe ex-U.K. Index – a free float-adjusted market capitalization index that is designed to measure developed market equity performance in Europe. As of May 2005, the MSCI Europe Index consisted of the following 15 developed market country indices: Austria, Belgium, Denmark, Finland, France, Germany, Greece, Ireland, Italy, the Netherlands, Norway, Portugal, Spain, Sweden, and Switzerland.

MSCI EM (Emerging Markets) Latin America Index – a free float-adjusted market capitalization index that is designed to measure equity market performance in Latin America. As of May 2005 the MSCI EM Latin America Index consisted of the following seven emerging market country indices: Argentina, Brazil, Chile, Colombia, Mexico, Peru and Venezuela. Russell 1000 Index – Consists of the 1,000 largest securities in the Russell 3000 Index, which represents approximately 90% of the total market capitalization of the Russell 3000 Index. It is a large-cap, market-oriented index and is highly correlated with the S&P 500 Index.

Russell 2000 Index – An unmanaged index generally representative of the 2,000 smallest companies in the Russell 3000 Index, representing approximately 10% of the total market capitalization of the Russell 3000 Index.

Standard & Poor’s 500 Stock Index (S&P 500) – An unmanaged index generally representative of the U.S. stock market.

Unless otherwise noted, index returns reflect the reinvestment of income dividends and capital gains, if any, but do not reflect fees, brokerage commissions or other expenses of investing. Investors may not make direct investments into any index. The performance of any index is not indicative of the performance of any particular investment.

Median Market Capitalization – Market capitalization (market cap) is the total value of a company’s stock, calculated by multiplying the number of outstanding common shares by the current share price.The company whose market cap is in the middle of the portfolio is the median market cap. Half the companies in the portfolio have values greater than the median, and half have values that are less. If there is an even number of companies, then the median is the average of the two companies in the middle.

Price to Earnings Ratio (P/E) – A valuation ratio of a company’s current share price compared to its per-share earnings. P/E equals a company’s market value per share divided by earnings per share.

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Portfolio Overview Thornburg Investment Income Builder Fund

IMPORTANT PERFORMANCE INFORMATION

Performance data quoted represents past performance and does not guarantee future results. Investment return and principal value will fluctuate so that upon redemption, an investor’s shares may be worth more or less than their original cost. Current performance may be lower or higher than the data quoted. For performance data current to the most recent month end, visit www.thornburg.com.

The maximum sales charge for Class A shares is 4.50%. A shares are subject to a 1% 30-day redemption fee.

MANAGEMENT TEAM

Front row, L to R: Steven Bohlin, Brad Kinkelaar, and Brian McMahon. Back row, L to R: Wendy Trevisani, Lewis Kaufman, Ed Maran,Vin Walden, and Lei Wang.

PORTFOLIO COMPOSITION

As of 9/30/06

We do not expect each sequential quarter’s dividend to increase over that of the prior quarter, since dividend payments outside the U.S. tend to be seasonal. Rather, the Fund aspires to increase the dividend paid on an annual basis. 90% of 2005’s dividend payments qualified for the lower 15% tax rate on stock dividends. In 2004 and 2003, 100% qualified. (There is no guarantee that this will be the case for future dividends.)

QUARTERLY DIVIDEND HISTORY

	Q1		Q2		Q3		Q4		Total
Class A Shares
2006	12.5	¢	16.0	¢	19.2	¢	N/A		N/A
2005	11.0	¢	13.6	¢	17.4	¢	29.0	¢	71.0	¢
2004	10.2	¢	12.5	¢	15.0	¢	21.8	¢	59.5	¢
2003	9.2	¢	11.2	¢	12.4	¢	17.5	¢	50.3	¢

Class C Shares
2006	10.2	¢	13.5	¢	16.5	¢	N/A		N/A
2005	9.1	¢	11.7	¢	15.6	¢	26.8	¢	63.2	¢
2004	8.4	¢	10.9	¢	13.7	¢	20.2	¢	53.2	¢
2003	8.3	¢	9.5	¢	10.4	¢	15.9	¢	44.1	¢

KEY PORTFOLIO ATTRIBUTES

Equity Statistics
Portfolio P/E (12-mo. trailing)	15.0x
Median Market Cap	$12.3 B
Equity Holdings	49

Fixed Income Statistics
Weighted Average Coupon	5.6%
Average Credit Quality	A-
Average Maturity	2.7 yrs
Duration	1.8 yrs
Bond Holdings	40
30-day SEC Yield (A Shares)	3.53%

TOP TEN EQUITY HOLDINGS

Eni S.p.A.	3.5%
Host Hotels & Resorts, Inc.	3.2%
BBVA	3.1%
Telefónica S.A.	3.1%
Pfizer, Inc.	2.9%
Altria Group, Inc.	2.9%
GlaxoSmithKline plc	2.9%
General Electric Co.	2.9%
Southern Copper Corp.	2.8%
Microsoft Corp.	2.5%

AVERAGE ANNUAL TOTAL RETURNS*

For periods ending September 30, 2006

	YTD	1 Yr	3 Yrs	Since Inception
A Shares (Incep: 12/24/02)
Without Sales Charge	14.53%	16.05%	17.54%	18.91%
With Sales Charge	9.35%	10.86%	15.75%	17.47%
Blended Index** (Since: 12/31/02)	8.86%	11.53%	13.33%	14.28%

*	Periods under one year are not annualized.
**	Blended Index: 75% MSCI World Equity Index/25% Lehman Brothers Aggregate Bond Index

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The investment objective of Thornburg Investment Income Builder Fund is to provide a level of current income which exceeds the average yield on U.S. stocks, and which will grow, subject to periodic fluctuations, over the years. This objective remains constant over time. However, the specific investments we have used to try to reach our objective have changed over time. There is no guarantee the Fund will meet its investment objectives.

Business conditions for various industries and operating effectiveness at individual firms, change over time. Investor preferences, expressed as both absolute and relative prices, also change over time. In the view of your portfolio management team, “some doors close and others open.” As shown in the tables below, the percentage industry allocations of your Fund evolve to reflect these changing conditions.

TOP TEN INDUSTRIES

As of 9/30/06

Energy	12.1%
Banks	12.0%
Diversified Financials	10.4%
Telecommunication Services	9.9%
Food Beverage & Tobacco	6.6%
Real Estate	6.3%
Pharmaceuticals & Biotechnology	6.0%
Utilities	4.1%
Consumer Services	2.9%
Capital Goods	2.9%

TOP TEN INDUSTRIES

As of 6/30/06

Energy	13.2%
Banks	10.0%
Telecommunication Services	9.9%
Diversified Financials	9.4%
Pharmaceuticals & Biotechnology	8.5%
Real Estate	6.1%
Food Beverage & Tobacco	5.7%
Utilities	5.3%
Capital Goods	3.1%
Consumer Services	3.1%

TOP TEN INDUSTRIES

As of 3/31/06

Diversified Financials	12.4%
Energy	11.9%
Banks	8.4%
Telecommunication Services	8.2%
Real Estate	7.2%
Pharmaceuticals & Biotechnology	7.1%
Food Beverage & Tobacco	6.2%
Utilities	4.8%
Food & Staples Retailing	4.3%
Consumer Services	3.7%

TOP TEN INDUSTRIES

As of 12/31/05

Diversified Financials	15.2%
Energy	13.3%
Banks	10.2%
Utilities	8.9%
Pharmaceuticals & Biotechnology	7.9%
Real Estate	6.0%
Telecommunication Services	5.9%
Food Beverage & Tobacco	5.1%
Transportation	4.5%
Food & Staples Retailing	3.9%

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Thornburg Investment Income Builder Fund

September 30, 2006

This report is certified under the Sarbanes-Oxley Act of 2002, which requires that public companies, including mutual funds, affirm that the information provided in their annual and semiannual shareholder reports fully and fairly represents their financial position.

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Letter to Shareholders

October 18, 2006

Dear Fellow Shareholder:

Thornburg Investment Income Builder Fund paid income dividends of 35.2¢ per Class A share in the six months ended September 30, 2006, up 13.5% from the 31.0¢ paid in the comparable prior year period. The dividend per share was higher for Class I shares and lower on Class C shares, due to varying class specific expenses. The net asset value per share increased 2.9% during the six-month period, from $19.02 to $19.58. For the fiscal year ended September 30, 2006, A share income dividends were 76.7¢, up 20.2% over the prior year. Your Fund also paid capital gains dividends of 34.0¢ per share. After paying these dividends, the net asset value per share increased $1.65, to $19.58. Recall that Thornburg Investment Income Builder Fund seeks to generate attractive and rising dividends over time from its portfolio of income producing stocks, bonds, and hybrid securities. These results indicate that we are on track with respect to these goals.

The median percentage increase of the most recent dividend paid by your portfolio firms was approximately 13% over the year-earlier level. This reflects the improving ability and willingness to pay dividends by most of the firms included in your Fund. Under the surface of the dividend landscape, there is a more complicated dynamic. Too many firms in certain U.S. industries that traditionally have the highest yields, utilities and REITs, appear relatively unattractive at this time, due to prior price appreciation and competition from rising short maturity interest rates. Broadly speaking, utilities are squeezed between higher fuel costs and political/ regulatory pressure to restrain, or even roll back rates. As each REIT is somewhat unique, it is difficult to generalize. We can say that capital flows into building rent-producing structures of almost every description have been enormous, so there is too little scarcity value in most sectors to hold out the prospect of interesting future reward for incoming investors at this time. Making our equity portfolio produce more dividend income with a modest allocation to REITs and utilities has been a challenge. We depend on the improved ability and willingness of firms in a broad group of other industries to pay higher dividends.

Oil & gas producers and refiners are one such group. Cash flows generated by these firms are enormous, given today’s prices for their hydrocarbon output. So far, most of these companies are not overspending to increase supply in a way that will lower visible future returns. We know that these cash flows are cyclical, so we remain guarded about our investment exposure to this area. During the latest semi-annual period, Chevron Corp. was among our better performers, while Canadian Oil Sands Trust, BP plc, and Precision Drilling Trust were all negative performers, following earlier periods of strong performance. Another group with attractive cash flows and modest valuations is the telecom services industry. We are particularly interested in firms that obtain a growing percentage of revenues from mobile telephony and broadband services. France Telecom S.A. languished during the period, while Telefónica S.A. and Telefónica O2 Czech Republic performed decently on the strength of attractive dividends. Vodafone was one of your Fund’s better performers as it refocused its business and paid special dividends with operating cash flows and the proceeds from the sale of an underperforming Japanese unit.

Contrary to most predictions in this time of rising money market interest rates, your bank and diversified financial services holdings, generally performed quite well during the last six months. Your portfolio’s top performers included Banco Bilbao Vizcaya Argentaria (Spanish headquartered bank), Hong Kong Exchanges and Clearing Ltd., and Bank of America Corp. One investment manager, W.P. Stewart & Co. Ltd., was among the worst portfolio performers, due to difficulties specific to its business execution.

Other strong portfolio performers during the period included UST Inc. (smokeless tobacco), Host Hotels and Resorts Inc. (hotels), Pfizer Inc. (pharmaceuticals), and Agile Property Holdings Ltd. (residential real estate development in China). Other weak portfolio performers during the period included OPAP SA (lotteries and gaming, based in Greece), FU JI Food & Catering Services (food services, based in China), Synagro Technologies

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Inc. (solid waste disposal), and Mediaset S.p.A. (video production and TV broadcasting, based in Italy). For the time being, we believe the business prospects of these weak performers are better than the stock price action of recent months would indicate. Your portfolio includes a diverse collection of dividend paying businesses from around the world.

Bond yields, while improved from their lows of last year, are not yet interesting – and the reward for taking corporate credit risk remains meager. The percentage of Thornburg Investment Income Builder assets invested in bonds has gradually declined over several quarters. However, we have increased your portfolio’s weighting in short maturity money market investments since yields on these surpassed 5%. The duration of the cash/bond component of the Thornburg Investment Income Builder Fund, now around 18% of fund assets, is less than 1.3 years. Domestic stocks, including preferred stocks, comprise around 40% of the portfolio, and foreign stocks make up around 41%.

We look forward to the coming quarters, recognizing that 2007 will present challenges. Consensus operating earnings per unit of the S&P 500 Index, around $76 for 2005, are forecast to be $86 for 2006 and about $90 in 2007. Dividend payouts on both U.S. and European corporate earnings are modest, leaving a high probability, we believe, that dividend growth will exceed earnings growth in future years. Don’t you agree that highly paid corporate chiefs should be able to distribute more than $25 out of operating earnings of $86? Cash is piling up on business balance sheets, with Federal Reserve data showing an incremental accumulation of more than $1 trillion in the last five years. Stay tuned.

Thank you for being a shareholder of Thornburg Investment Income Builder Fund. Remember that you can review descriptions of many of the stocks in your portfolio at your leisure by going to our internet site, www.thornburg.com/funds. Best wishes for a wonderful holiday season and New Year.

Sincerely,

Brian McMahon	Brad Kinkelaar	Steven J. Bohlin
Co-Portfolio Manager	Co-Portfolio Manager	Co-Portfolio Manager
President & Chief Investment Officer	Managing Director	Managing Director

The matters discussed in this report may constitute forward-looking statements made pursuant to the safe harbor provisions of the Securities Litigation Reform Act of 1995.These include any advisor or portfolio manager prediction, assessment, analysis or outlook for individual securities, industries, investment styles, market sectors and/or markets. These statements involve risks and uncertainties. In addition to the general risks described for each fund in its current prospectus, other factors bearing on these reports include the accuracy of the advisor’s or portfolio manager’s forecasts and predictions, the appropriateness of the investment strategies designed by the advisor or portfolio manager, and the ability of the advisor or portfolio manager to implement their strategies efficiently and successfully.Any one or more of these factors, as well as other risks affecting the securities markets generally, could cause the actual results of any fund to differ materially as compared to its benchmarks.

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STATEMENT OF ASSETS AND LIABILITIES

Thornburg Investment Income Builder Fund	September 30, 2006

ASSETS
Investments at value
Non-controlled affiliated issuers (cost $ 52,787,439)	$54,726,296
Non-affiliated issuers (cost $ 1,612,734,658)	1,777,146,557
Cash	4,040,861
Receivable for fund shares sold	19,414,858
Unrealized gain on forward exchange contracts (Note 7)	2,248,623
Dividends receivable	6,694,739
Interest receivable	2,029,474
Prepaid expenses and other assets	29,340

Total Assets	1,866,330,748

LIABILITIES
Payable for securities purchased	10,456,247
Payable for fund shares redeemed	1,298,136
Unrealized loss on forward exchange contracts (Note 7)	1,104,044
Payable to investment advisor and other affiliates (Note 3)	1,815,209
Accounts payable and accrued expenses	642,798
Dividends payable	559,860

Total Liabilities	15,876,294

NET ASSETS	$1,850,454,454

NET ASSETS CONSIST OF:
Undistributed net investment income	$12,565,595
Net unrealized appreciation on investments	167,483,179
Accumulated net realized gain (loss)	48,061,630
Net capital paid in on shares of beneficial interest	1,622,344,050

$1,850,454,454

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STATEMENT OF ASSETS AND LIABILITIES, CONTINUED

Thornburg Investment Income Builder Fund	September 30, 2006

NET ASSET VALUE:
Class A Shares:
Net asset value and redemption price per share ($903,346,983 applicable to 46,128,508 shares of beneficial interest outstanding - Note 4)	$19.58

Maximum sales charge, 4.50% of offering price	0.92

Maximum offering price per share	$20.50

Class C Shares:
Net asset value and offering price per share * ($636,947,195 applicable to 32,501,898 shares of beneficial interest outstanding - Note 4)	$19.60

Class I Shares:
Net asset value, offering and redemption price per share ($308,859,226 applicable to 15,672,074 shares of beneficial interest outstanding - Note 4)	$19.71

Class R1 Shares:
Net asset value, offering and redemption price per share ($1,301,050 applicable to 66,457 shares of beneficial interest outstanding - Note 4)	$19.58

*	Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge. See notes to financial statements.

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STATEMENT OF OPERATIONS

Thornburg Investment Income Builder Fund	Year Ended September 30, 2006

INVESTMENT INCOME:
Dividend income
Non-controlled affiliated issuers	$2,724,710
Non-affiliated issuers (net of foreign taxes withheld of $ 3,051,975)	58,658,607
Interest income (net of premium amortized of $ 172,849)	12,534,567

Total Income	73,917,884

EXPENSES:
Investment advisory fees (Note 3)	10,797,815
Administration fees (Note 3)
Class A Shares	823,635
Class C Shares	562,892
Class I Shares	94,488
Class R1 Shares	818
Distribution and service fees (Note 3)
Class A Shares	1,656,256
Class C Shares	4,537,666
Class R1 Shares	3,196
Transfer agent fees
Class A Shares	612,375
Class C Shares	476,447
Class I Shares	87,965
Class R1 Shares	15,770
Registration and filing fees
Class A Shares	54,458
Class C Shares	40,336
Class I Shares	31,458
Class R1 Shares	13,854
Custodian fees (Note 3)	501,413
Professional fees	95,857
Accounting fees	94,073
Trustee fees	32,085
Other expenses	234,762

Total Expenses	20,767,619
Less:
Expenses reimbursed by investment advisor (Note 3)	(1,194,932)
Distribution and service fees waived (Note 3)	(20,000)
Fees paid indirectly (Note 3)	(57,509)

Net Expenses	19,495,178

Net Investment Income	$54,422,706

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STATEMENT OF OPERATIONS, CONTINUED

Thornburg Investment Income Builder Fund	Year Ended September 30, 2006

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) on:
Investments sold	$59,186,747
Foreign currency transactions	(5,679,701)

53,507,046

Net change in unrealized appreciation (depreciation) on:
Investments (net of change in deferred taxes payable of $ 306,966)	85,874,326
Foreign currency translations	(91,078)

85,783,248

Net Realized and Unrealized Gain	139,290,294

Net Increase in Net Assets Resulting From Operations	$193,713,000

See notes to financial statements.

Certified Annual Report    17

STATEMENTS OF CHANGES IN NET ASSETS

Thornburg Investment Income Builder Fund

	Year Ended September 30, 2006	Year Ended September 30, 2005
INCREASE (DECREASE) IN NET ASSETS FROM:

OPERATIONS:
Net investment income	$54,422,706	$27,694,765
Net realized gain on investments and foreign currency transactions	53,507,046	19,208,885
Increase (Decrease) in unrealized appreciation (depreciation) on investments, foreign currency translation, and deferred taxes	85,783,248	56,812,692

Net Increase (Decrease) in Net Assets Resulting from Operations	193,713,000	103,716,342

DIVIDENDS TO SHAREHOLDERS:
From net investment income
Class A Shares	(27,097,402)	(13,160,919)
Class C Shares	(16,063,539)	(7,462,307)
Class I Shares	(8,357,488)	(2,791,906)
Class R1 Shares	(25,242)	(2,854)
From realized gains
Class A Shares	(10,140,082)	(11,306)
Class C Shares	(6,660,050)	(7,266)
Class I Shares	(2,568,880)	(1,756)
Class R1 Shares	(6,756)	—

FUND SHARE TRANSACTIONS (NOTE 4):
Class A Shares	325,267,307	247,700,405
Class C Shares	257,138,902	166,392,249
Class I Shares	161,508,626	87,260,594
Class R1 Shares	952,708	271,714

Net Increase in Net Assets	867,661,104	581,902,990

NET ASSETS:
Beginning of year	982,793,350	400,890,360

End of year	$1,850,454,454	$982,793,350

Undistributed net investment income	$12,565,595	$6,877,895

See notes to financial statements.

18    Certified Annual Report

NOTES TO FINANCIAL STATEMENTS

Thornburg Investment Income Builder Fund	September 30, 2006

NOTE 1 – ORGANIZATION

Thornburg Investment Income Builder Fund, hereinafter referred to as the “Fund,” is a diversified series of Thornburg Investment Trust (the “Trust”). The Fund commenced operations on December 24, 2002. The Trust was organized as a Massachusetts business trust under a Declaration of Trust dated June 3, 1987 and is registered as a diversified, open-end management investment company under the Investment Company Act of 1940, as amended. The Trust is currently issuing eleven series of shares of beneficial interest in addition to those of the Fund: Thornburg Limited Term Municipal Fund, Thornburg California Limited Term Municipal Fund, Thornburg Limited Term U.S. Government Fund, Thornburg New Mexico Intermediate Municipal Fund, Thornburg Intermediate Municipal Fund, Thornburg Limited Term Income Fund, Thornburg Value Fund, Thornburg International Value Fund, Thornburg New York Intermediate Municipal Fund, Thornburg Core Growth Fund, and Thornburg Global Opportunities Fund. Each series is considered to be a separate entity for financial reporting and tax purposes and bears expenses directly attributable to it. The Fund pursues its investment objectives by investing in a broad range of income producing securities, primarily stocks and bonds.

The Fund currently offers four classes of shares of beneficial interest: Class A, Class C, Institutional Class (Class I), and Retirement Class (Class R1). Each class of shares of the Fund represents an interest in the same portfolio of investments of the Fund, except that (i) Class A shares are sold subject to a front-end sales charge collected at the time the shares are purchased and bear a service fee, (ii) Class C shares are sold at net asset value without a sales charge at the time of purchase, but are subject to a contingent deferred sales charge upon redemption within one year, and bear both a service fee and a distribution fee, (iii) Class I shares are sold at net asset value without a sales charge at the time of purchase, (iv) Class R1 shares are sold at net asset value without a sales charge at the time of purchase, but bear both a service fee and distribution fee, and (v) the respective classes may have different reinvestment privileges and conversion rights. Additionally, the Fund may allocate among its classes certain expenses, to the extent allowable, to specific classes including transfer agent fees, government registration fees, certain printing and postage costs, and administration and legal expenses. Currently, class specific expenses of the Fund are limited to service and distribution fees, administration fees and certain registration and transfer agent expenses.

NOTE 2 – SIGNIFICANT ACCOUNTING POLICIES

Significant accounting policies of the Trust are as follows:

Valuation of Securities: Investments are stated at value based on latest sales prices, normally at 4:00 pm EST reported on national securities exchanges on the last business day of the period. Investments for which no sale is reported are valued at the mean between bid and asked prices or in accordance with such other method as the Trustees may authorize. Debt investment securities have a primary market over the counter and are valued on the basis of valuations furnished by the pricing service. The pricing service values portfolio securities at quoted bid prices, normally at 4:00 pm EST. When quotations are not readily available, securities are valued at evaluated prices as determined by the pricing service using methods which include consideration of yields or prices of obligations of comparable quality, type of issue, coupon, maturity, and rating; indications as to value from dealers and general market conditions. In any case where a market quotation is not readily available, the Trust’s valuation and pricing committee determines a fair value for the investment using factors approved by the Trustees. Short term obligations having remaining maturities of 60 days or less are valued at amortized cost, which approximates market value.

Foreign Currency Translation: Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the exchange rate of such currencies against the U.S. dollar on the date of valuation. Purchases and sales of securities and income items denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the translation date. When the Fund purchases or sells foreign securities it will customarily enter into a foreign exchange contract to minimize foreign exchange risk from the trade date to the settlement date of such transactions.

The Fund does not separately report the effect of changes in foreign exchange rates from changes in market prices on securities held. Such changes are included in net realized and unrealized gain or loss from investments.

Reported net realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund’s books, and the U.S. dollar equivalent of the amounts actually received or paid.

Net unrealized foreign exchange gains and losses arise from changes in the fair value of assets and liabilities, other than investments in securities at fiscal period end, resulting from changes in exchange rates.

Deferred Taxes: The Fund is subject to a tax imposed on net realized gains of securities of certain foreign countries. The Fund records an estimated deferred tax liability for net unrealized gains on these securities as reflected in the accompanying financial statements.

Federal Income Taxes: It is the policy of the Trust to comply with the provisions of the Internal Revenue Code applicable to “regulated investment companies” and to distribute all taxable income, including any net realized gain on investments of the Fund to the shareholders. Therefore, no provision for Federal income taxes is required.

When-Issued and Delayed Delivery Transactions: The Trust may engage in when-issued or delayed delivery transactions. To the extent the Trust engages in such transactions, it will do so for the purpose of acquiring portfolio securities consistent with the Fund’s investment objectives and not for the purpose of investment leverage or to speculate on interest rate and or market changes. At the time the Trust makes a commitment to purchase a security on a when-issued basis, the Fund will record the

Certified Annual Report    19

NOTES TO FINANCIAL STATEMENTS, CONTINUED

Thornburg Investment Income Builder Fund	September 30, 2006

transaction and reflect the value in determining its net asset value. When effecting such transactions, assets of an amount sufficient to make payment for the portfolio securities to be purchased will be segregated on the Fund’s records on the trade date. Securities purchased on a when-issued or delayed delivery basis do not earn interest until the settlement date.

Dividends: Net investment income of the Fund is declared daily as a dividend on shares for which the Fund has received payment. Dividends are paid quarterly and are reinvested in additional shares of the Fund at net asset value per share at the close of business on the dividend payment date, or at the shareholder’s option, paid in cash. Net capital gains, to the extent available, will be distributed at least annually. Distributions to shareholders are based on income tax regulations and therefore, their characteristics may differ for financial statement and tax purposes.

General: Securities transactions are accounted for on a trade date basis. Interest income is accrued as earned and dividend income is recorded on the ex-dividend date. Certain income from foreign securities is recognized as soon as information is available to the Fund. Realized gains and losses from the sale of securities are recorded on an identified cost basis. Distributions received on securities that represent a return of capital or capital gain are recorded as a reduction of cost of investments and/or as a realized gain. The Fund estimates the components of distributions received that may be considered return of capital distributions or capital gain distributions. Net investment income (other than class specific expenses) and realized and unrealized gains and losses are allocated daily to each class of shares based upon the relative net asset value of outstanding shares of each class of shares at the beginning of the day (after adjusting for the current share activity of the respective class). Expenses common to all funds are allocated among the funds comprising the Trust based upon their relative net asset values or other appropriate allocation methods.

Guarantees and Indemnifications: Under the Trust’s organizational documents, its officers and Trustees are indemnified against certain liability arising out of the performance of their duties to the Fund. Additionally, in the normal course of business the Trust enters into contracts with service providers that contain general indemnification clauses. The Trust’s maximum exposure under these arrangements is unknown. However, based on experience, the Trust expects the risk of loss to be remote.

Use of Estimates: The preparation of financial statements, in conformity with generally accepted accounting principles, requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

NOTE 3 – INVESTMENT ADVISORY FEE AND OTHER TRANSACTIONS WITH AFFILIATES

Pursuant to an investment advisory agreement, Thornburg Investment Management, Inc. (the “Advisor”) serves as the investment advisor and performs services to the Fund for which the fees are payable at the end of each month. For the year ended September 30, 2006, these fees were payable at annual rates ranging from .875 of 1% to .675 of 1% per annum of the average daily net assets of the Fund depending on the Fund’s asset size. The Fund also has an administrative services agreement with the Advisor, whereby the Advisor will perform certain administrative services for the shareholders of each class of the Fund’s shares, and for which fees will be payable at an annual rate of up to .125 of 1% per annum of the average daily net assets attributable to each class of shares. For the year ended September 30, 2006, the Advisor voluntarily reimbursed certain class specific expenses, administrative fees, and distribution fees of $1,127,503 for Class C shares, $57,725 for Class I shares, and $29,704 for Class R1 shares.

The Trust has an underwriting agreement with Thornburg Securities Corporation (the “Distributor”, an affiliate of the Advisor), which acts as the Distributor of the Fund’s shares. For the year ended September 30, 2006, the Distributor has advised the Fund that it earned commissions aggregating $573,564 from the sale of Class A shares of the Fund and collected contingent deferred sales charges aggregating $66,100 from redemptions of Class C shares of the Fund.

Pursuant to a service plan under Rule 12b-1 of the Investment Company Act of 1940, the Fund may reimburse to the Advisor an amount not to exceed .25 of 1% per annum of its average daily net assets attributable to each class of shares of the Fund for payments made by the Advisor to securities dealers and other financial institutions to obtain various shareholder and distribution related services. The Advisor may pay out of its own resources additional expenses for distribution of the Fund’s shares.

The Trust has also adopted distribution plans pursuant to Rule 12b-1, applicable only to the Fund’s Class C and Class R1 shares, under which the Fund compensates the Distributor for services in promoting the sale of Class C and Class R1 shares of the Fund at an annual rate of up to .75 of 1% of the average daily net assets attributable to Class C and Class R1 shares. Total fees incurred by each class of shares of the Fund under its respective Service and Distribution Plans are set forth in the Statement of Operations.

The Trust has an agreement with the custodian bank to indirectly pay a portion of the custodian’s fees through credits earned by the Fund’s cash on deposit with the bank. This deposit agreement is an alternative to overnight investments. Custodial fees have been adjusted to reflect amounts that would have been paid without this agreement, with a corresponding adjustment reflected as fees paid indirectly in the Statement of Operations. For the year ended September 30, 2006, fees paid indirectly were $57,509. This figure may include additional fees waived by the Custodian.

Certain officers and Trustees of the Trust are also officers and/or Directors of the Advisor and Distributor. The compensation of independent Trustees is borne by the Trust.

20    Certified Annual Report

NOTES TO FINANCIAL STATEMENTS, CONTINUED

Thornburg Investment Income Builder Fund	September 30, 2006

NOTE 4 – SHARES OF BENEFICIAL INTEREST

At September 30, 2006, there were an unlimited number of shares of beneficial interest authorized. Transactions in shares of beneficial interest were as follows:

	Year Ended September 30, 2006		Year Ended September 30, 2005
	Shares	Amount	Shares	Amount
Class A Shares
Shares sold	20,476,188	$383,476,280	15,824,625	$272,463,968
Shares issued to shareholders in reinvestment of dividends	1,620,907	29,347,480	582,139	10,174,628
Shares repurchased	(4,735,350)	(87,574,938)	(2,029,458)	(34,963,867)
Redemption fees received**	—	18,485	—	25,676

Net Increase (Decrease)	17,361,745	$325,267,307	14,377,306	$247,700,405

Class C Shares
Shares sold	14,763,665	$277,357,697	10,240,222	$176,652,670
Shares issued to shareholders in reinvestment of dividends	887,275	16,040,689	278,319	4,873,053
Shares repurchased	(1,951,047)	(36,264,521)	(878,803)	(15,133,474)
Redemption fees received**	—	5,037	—	—

Net Increase (Decrease)	13,699,893	$257,138,902	9,639,738	$166,392,249

Class I Shares
Shares sold	8,727,511	$165,649,392	5,095,258	$88,334,328
Shares issued to shareholders in reinvestment of dividends	486,642	8,942,006	133,505	2,350,289
Shares repurchased	(701,013)	(13,090,059)	(195,879)	(3,428,955)
Redemption fees received**	—	7,287	—	4,932

Net Increase (Decrease)	8,513,140	$161,508,626	5,032,884	$87,260,594

Class R1 Shares*
Shares sold	51,927	$972,264	15,475	$269,569
Shares issued to shareholders in reinvestment of dividends	1,712	31,478	159	2,832
Shares repurchased	(2,776)	(51,042)	(40)	(687)
Redemption fees received**	—	8	—	—

Net Increase (Decrease)	50,863	$952,708	15,594	$271,714

*	Effective date of Class R1 shares was February 1, 2005.
**	The Fund charges a redemption fee of 1% of the Class A & Class I shares exchanged within 30 days of purchase. Prior to February 1, 2006, the Fund charged a redemption fee of 1% of the Class A & Class I shares exchanged within 90 days of purchase. Redemption fees charged to any Class are allocated to all Classes upon receipt of payment based on relative net asset values of each Class or other appropriate allocation methods.

NOTE 5 – SECURITIES TRANSACTIONS

For the year ended September 30, 2006, the Fund had purchase and sale transactions of investment securities (excluding short-term investments) of $1,337,513,432 and $688,957,626, respectively.

Certified Annual Report    21

NOTES TO FINANCIAL STATEMENTS, CONTINUED

Thornburg Investment Income Builder Fund	September 30, 2006

NOTE 6 – INCOME TAXES

At September 30, 2006, information on the tax components of capital is as follows:

Cost of investments for tax purpose	$1,662,316,960

Gross unrealized appreciation on a tax basis	$195,555,333
Gross unrealized depreciation on a tax basis	(25,999,440)

Net unrealized appreciation (depreciation) on investments (tax basis)	$169,555,893

Distributable earnings – ordinary income	$12,565,595
Distributable – capital gains	$48,061,630

At September 30, 2006, the Fund had deferred tax basis currency losses occurring subsequent to October 31, 2005 of $160,467. For tax purposes, such losses will be reflected in the year ending September 30, 2007.

In order to account for permanent book/tax differences, the Fund increased undistributed net investment income by $2,808,665 and decreased accumulated net realized investment gain by $2,808,665. This reclassification has no impact on the net asset value of the Fund. Reclassifications result primarily from foreign currency transactions, investments in REITs, and partnerships. The tax character of distributions paid during the year ended September 30, 2006, and September 30, 2005, was as follows:

	2006	2005
Distributions from:
Ordinary income	$54,324,964	$23,435,475
Capital gains	16,594,475	2,839

Total	$70,919,439	$23,438,314

New Accounting Pronouncement:

On July 13, 2006, the Financial Accounting Standards Board issued Interpretation No. 48, “Accounting for Uncertainty in Income Taxes – an Interpretation of FASB Statement No. 109” (the “Interpretation”). The Interpretation prescribes a comprehensive model for how a company, including the Fund, should recognize, measure, present and disclose in its financial statements uncertain tax positions that the company has taken or expects to take on income tax returns, and also revises certain disclosure requirements. The Interpretation is effective for fiscal years beginning after December 15, 2006. Management has recently begun to evaluate the application of the Interpretation to the Fund and is not in a position at this time to estimate the significance of its impact, if any, on the Fund’s financial statements.

NOTE 7 – FINANCIAL INSTRUMENTS WITH OFF-BALANCE SHEET RISK AND FOREIGN INVESTMENT RISK

During the year ended September 30, 2006, the Fund was a party to financial instruments with off-balance sheet risks, primarily currency forward exchange contracts. A forward exchange contract is an agreement between two parties to exchange different currencies at a specified rate at an agreed upon future date. These contracts are purchased in order to minimize the risk to the Fund with respect to its foreign stock transactions from adverse changes in the relationship between the U.S. dollar and foreign currencies. In each case these contracts have been initiated in conjunction with foreign stock transactions. These instruments may involve market risks in excess of the amount recognized on the Statement of Assets and Liabilities. Such risks would arise from the possible inability of counterparties to meet the terms of their contracts, future movement in currency value and interest rates and contract positions that are not exact offsets. These contracts are reported in the financial statements at the Fund’s net equity, as measured by the difference between the forward exchange rates at the reporting date and the forward exchange rates at the dates of entry into the contract. There are special risks associated with international investing, including currency fluctuations, government regulation, political developments, and differences in liquidity.

CONTRACTS TO SELL:

Contracts	Contract Value Date	Unrealized Gain (Loss)
50,000,000 Euro Dollar for 64,303,000 USD	November 24, 2006	$670,940
38,000,000 Euro Dollar for 49,532,240 USD	November 24, 2006	1,171,874
25,000,000 Euro Dollar for 32,294,250 USD	January 10, 2007	405,809
Unrealized gain from forward Sell contracts:		2,248,623
25,000,000 Greater British Pound for 46,675,000 USD	December 05, 2006	(149,041)
21,000,000 Greater British Pound for 38,382,120 USD	December 21, 2006	(955,003)
Unrealized loss from forward
Sell contracts:		(1,104,044)

Net unrealized gain (loss) from forward
Exchange contracts		$1,144,579

22    Certified Annual Report

FINANCIAL HIGHLIGHTS

Thornburg Investment Income Builder Fund

	Year Ended September 30,			Period Ended September 30, 2003(c)
	2006	2005	2004
Class A Shares:

PER SHARE PERFORMANCE (for a share outstanding throughout the period)+

Net asset value, beginning of period	$17.93	$15.60	$13.77	$11.94

Income from investment operations:
Net investment income	0.78	0.73	0.72	0.56
Net realized and unrealized gain (loss) on investments	1.98	2.24	1.66	1.60

Total from investment operations	2.76	2.97	2.38	2.16

Less dividends from:
Net investment income	(0.77)	(0.64)	(0.55)	(0.33)
Net realized gains	(0.34)	—	—	—

Total dividends	(1.11)	(0.64)	(0.55)	(0.33)

Change in net asset value	1.65	2.33	1.83	1.83

NET ASSET VALUE, end of period	$19.58	$17.93	$15.60	$13.77

RATIOS/SUPPLEMENTAL DATA

Total return(a)	16.05%	19.21%	17.40%	18.25%
Ratios to average net assets:
Net investment income	4.22%	4.26%	4.72%	5.65	%(b)
Expenses, after expense reductions	1.38%	1.47%	1.50%	1.61	%(b)
Expenses, after expense reductionsand net of custody credits	1.38%	1.47%	1.49%	1.60	%(b)
Expenses, before expense reductions	1.38%	1.47%	1.50%	1.74	%(b)

Portfolio turnover rate	55.29%	76.76%	109.21%	52.10%

Net assets at end of period (000)	$903,347	$515,915	$224,522	$73,083

(a)	Sales loads are not reflected in computing total return, which is not annualized for periods less than one year.
(b)	Annualized.
(c)	Fund commenced operations on December 24, 2002.
+	Based on weighted average shares outstanding.

Certified Annual Report    23

FINANCIAL HIGHLIGHTS, CONTINUED

Thornburg Investment Income Builder Fund

	Year Ended September 30,			Period Ended September 30, 2003(c)
	2006	2005	2004
Class C Shares:

PER SHARE PERFORMANCE (for a share outstanding throughout the period)+

Net asset value, beginning of period	$17.95	$15.62	$13.79	$11.94

Income from investment operations:
Net investment income	0.70	0.66	0.66	0.51
Net realized and unrealized gain (loss) on investments	1.97	2.24	1.66	1.62

Total from investment operations	2.67	2.90	2.32	2.13

Less dividends from:
Net investment income	(0.68)	(0.57)	(0.49)	(0.28)
Net realized gains	(0.34)	—	—	—

Total dividends	(1.02)	(0.57)	(0.49)	(0.28)

Change in net asset value	1.65	2.33	1.83	1.85
Net asset value, end of period	$19.60	$17.95	$15.62	$13.79

RATIOS/SUPPLEMENTAL DATA

Total return(a)	15.45%	18.70%	16.89%	18.01%
Ratios to average net assets:
Net investment income	3.73%	3.84%	4.33%	5.10	%(b)
Expenses, after expense reductions	1.90%	1.90%	1.89%	1.91	%(b)
Expenses, after expense reductions and net of custody credits	1.90%	1.89%	1.89%	1.90	%(b)
Expenses, before expense reductions	2.15%	2.23%	2.25%	2.55	%(b)

Portfolio turnover rate	55.29%	76.76%	109.21%	52.10%

Net assets at end of period (000)	$636,947	$337,489	$143,122	$39,613

(a)	Not annualized for periods less than one year.
(b)	Annualized.
(c)	Fund commenced operations on December 24, 2002.
+	Based on weighted average shares outstanding.

24    Certified Annual Report

FINANCIAL HIGHLIGHTS, CONTINUED

Thornburg Investment Income Builder Fund

	Year Ended September 30,		Period Ended September 30, 2004(c)
	2006	2005
Class I Shares:

PER SHARE PERFORMANCE (for a share outstanding throughout the period)+

Net asset value, beginning of period	$18.03	$15.64	$14.45

Income from investment operations:
Net investment income (loss)	0.88	0.84	0.74
Net realized and unrealized gain (loss) on investments	1.98	2.22	1.01

Total from investment operations	2.86	3.06	1.75

Less dividends from:
Net investment income	(0.84)	(0.67)	(0.56)
Net realized gains	(0.34)	—	—

Total dividends	(1.18)	(0.67)	(0.56)

Change in net asset value	1.68	2.39	1.19
NET ASSET VALUE, end of period	$19.71	$18.03	$15.64

RATIOS/SUPPLEMENTAL DATA

Total return(a)	16.53%	19.73%	12.19%
Ratios to average net assets:
Net investment income (loss)	4.68%	4.86%	5.33	%(b)
Expenses, after expense reductions	0.99%	1.00%	0.99	%(b)
Expenses, after expense reductions and net of custody credits	0.98%	0.99%	0.99	%(b)
Expenses, before expense reductions	1.02%	1.09%	1.21	%(b)

Portfolio turnover rate	55.29%	76.76%	109.21%

Net assets at end of period (000)	$308,859	$129,110	$33,247

(a)	Not annualized for periods less than one year.
(b)	Annualized.
(c)	Effective date of Class I Shares was November 1, 2003.
+	Based on weighted average shares outstanding.

Certified Annual Report    25

FINANCIAL HIGHLIGHTS, CONTINUED

Thornburg Investment Income Builder Fund

	Period Ended September 30,
	2006	2005(c)
Class R1 Shares:

PER SHARE PERFORMANCE (for a share outstanding throughout the period)+

Net asset value, beginning of period	$17.93	$16.98

Income from investment operations:
Net investment income	0.82	0.50
Net realized and unrealized gain (loss) on investments	1.92	0.79

Total from investment operations	2.74	1.29

Less dividends from:
Net investment income	(0.75)	(0.34)
Net realized gains	(0.34)	—

Total dividends	(1.09)	(0.34)

Change in net asset value	1.65	0.95

NET ASSET VALUE, end of period	$19.58	$17.93

RATIOS/SUPPLEMENTAL DATA

Total return(a)	15.91%	7.67%
Ratios to average net assets:
Net investment income	4.36%	4.27	%(b)
Expenses, after expense reductions	1.50%	1.50	%(b)
Expenses, after expense reductions and net of custody credits	1.50%	1.49	%(b)
Expenses, before expense reductions	6.05%	28.93	%(b)†

Portfolio turnover rate	55.29%	76.76%

Net assets at end of period (000)	$1,301	$280

(a)	Not annualized for periods less than one year.
(b)	Annualized.
(c)	Effective date of Class R1 Shares was February 1, 2005.
†	Due to the size of net assets and fixed expenses, ratios may appear disproportionate.
+	Based on weighted average shares outstanding.

26    Certified Annual Report

SCHEDULE OF INVESTMENTS

Thornburg Investment Income Builder Fund	September 30, 2006

CUSIPS: CLASS A - 885-215-558, CLASS C - 885-215-541, CLASS I - 885-215-467, CLASS R1 - 885-215-384

NASDAQ SYMBOLS: CLASS A - TIBAX, CLASS C - TIBCX, CLASS I - TIBIX, CLASS R1 - TIBRX

SUMMARY OF INDUSTRY EXPOSURE

As of 9/30/06

Energy	12.1%
Banks	12.0%
Diversified Financials	10.4%
Telecommunication Services	9.9%
Food Beverage & Tobacco	6.6%
Real Estate	6.3%
Pharmaceuticals & Biotechnology	6.0%
Utilities	4.1%
Consumer Services	2.9%
Capital Goods	2.9%
Materials	2.7%
Transportation	2.7%
Software & Services	2.5%
Food & Staples Retailing	2.4%
Commercial Services & Supplies	2.2%
Media	1.8%
Technology Hardware & Equipment	0.3%
Insurance	0.3%
Cash	6.7%
U.S.Treasury/Agency Securities	4.3%
Foreign Bonds	0.5%
Taxable Municipal Bonds	0.4%

SUMMARY OF COUNTRY EXPOSURE

As of 9/30/06

USA	50.9%
U.K.	10.3%
Spain	7.8%
Italy	7.2%
Canada	4.1%
Hong Kong	2.8%
Greece	2.0%
China	1.9%
France	1.8%
Switzerland	1.6%
Australia	1.0%
Czech Republic	0.9%
Malaysia	0.9%
Ireland	0.1%
Cash	6.7%

	Shares/ Principal Amount	Value
COMMON STOCK — 79.13%
BANKS — 11.35%
COMMERCIAL BANKS — 11.35%
Bank of America Corp.	625,000	$33,481,250
Barclays plc	1,500,000	18,921,387
BBVA	2,500,000	57,882,191
Liechtenstein Landesbank	36,000	28,702,119
Lloyds TSB Group plc	1,500,000	15,145,532
Royal Bank of Scotland Group plc	563,615	19,398,408
US Bancorp	1,100,000	36,542,000

		210,072,887

Certified Annual Report    27

SCHEDULE OF INVESTMENTS, CONTINUED
Thornburg Investment Income Builder Fund	September 30, 2006

	Shares/ Principal Amount	Value
CAPITAL GOODS — 2.86%
INDUSTRIAL CONGLOMERATES — 2.86%
General Electric Co.	1,500,000	$52,950,000

		52,950,000

COMMERCIAL SERVICES & SUPPLIES — 1.39%
COMMERCIAL SERVICES & SUPPLIES — 1.39%
Synagro Technologies, Inc.(1)	6,086,800	25,686,296

		25,686,296

CONSUMER SERVICES — 2.89%
HOTELS RESTAURANTS & LEISURE — 2.89%
Berjaya Sports Toto Berhad	13,016,000	16,517,050
OPAP SA	1,100,000	36,981,169

		53,498,219

DIVERSIFIED FINANCIALS — 8.01%
CAPITAL MARKETS — 2.24%
The Bank of New York Co., Inc.	850,000	29,971,000
WP Stewart & Co. Ltd.	915,000	11,400,900
DIVERSIFIED FINANCIAL SERVICES — 5.77%
AllianceBernstein Hldgs. LP	350,000	24,146,500
Bolsas y Mercados Espanoles+	800,000	29,930,009
Hong Kong Exchanges & Clearing Ltd.	2,400,000	17,541,968
JPMorgan Chase & Co.	750,000	35,220,000

		148,210,377

ENERGY — 11.82%
ENERGY EQUIPMENT & SERVICES — 1.58%
Precision Drilling Trust	950,000	29,244,530
OIL, GAS & CONSUMABLE FUELS — 10.24%
BP plc ADR	400,000	26,232,000
Canadian Oil Sands Trust	1,425,000	38,103,928
Centennial Coal Co. Ltd.	6,448,692	17,707,026
Chevron Corp.	650,000	42,159,000
Eni S.p.A.	2,200,000	65,226,410

		218,672,894

FOOD & STAPLES RETAILING — 2.37%
FOOD & STAPLES RETAILING — 2.37%
FU JI Food & Catering Services	13,000,000	21,690,025
Tesco plc	3,300,000	22,234,034

		43,924,059

FOOD BEVERAGE & TOBACCO — 6.39%
FOOD PRODUCTS — 1.57%
Reddy Ice Holdings, Inc. (1)	1,200,000	29,040,000

28    Certified Annual Report

SCHEDULE OF INVESTMENTS, CONTINUED

Thornburg Investment Income Builder Fund	September 30, 2006

	Shares/ Principal Amount	Value
TOBACCO — 4.82%
Altria Group, Inc.	700,000	$53,585,000
UST, Inc.	650,000	35,639,500

		118,264,500

MATERIALS — 2.75%
METALS & MINING — 2.75%
Southern Copper Corp.	550,000	50,875,000

		50,875,000

MEDIA — 1.74%
MEDIA — 1.74%
Mediaset S.p.A.	3,000,000	32,255,445

		32,255,445

PHARMACEUTICALS & BIOTECHNOLOGY — 5.79%
PHARMACEUTICALS — 5.79%
GlaxoSmithKline plc	2,000,000	53,226,930
Pfizer, Inc.	1,900,000	53,884,000

		107,110,930

REAL ESTATE — 5.81%
REAL ESTATE — 5.81%
Agile Property Holdings Ltd.	27,000,000	22,004,466
Highland Hospitality Corp.	1,800,000	25,794,000
Host Hotels & Resorts, Inc.	2,600,000	59,618,000

		107,416,466

SOFTWARE & SERVICES — 2.51%
SOFTWARE — 2.51%
Microsoft Corp.	1,700,000	46,461,000

		46,461,000

TELECOMMUNICATION SERVICES — 7.55%
DIVERSIFIED TELECOMMUNICATION SERVICES — 5.80%
France Telecom SA	1,450,000	33,295,739
Telefónica 02 Czech Republic a.s.	850,700	16,846,677
Telefónica S.A.	3,300,000	57,230,104
WIRELESS TELECOMMUNICATION SERVICES — 1.75%
Vodafone Group plc	14,111,125	32,285,857

		139,658,377

TRANSPORTATION — 2.40%
TRANSPORTATION INFRASTRUCTURE — 2.40%
Hopewell Highway	15,643,500	12,207,054
Macquarie Infrastructure Co.	600,000	18,708,000
Shenzhen Chiwan Wharf Holdings Ltd.	8,732,449	13,449,020

		44,364,074

Certified Annual Report    29

SCHEDULE OF INVESTMENTS, CONTINUED

Thornburg Investment Income Builder Fund	September 30, 2006

	Shares/ Principal Amount	Value
UTILITIES — 3.50%
ELECTRIC UTILITIES — 1.97%
Enel S.p.A.	4,000,000	$36,511,769
MULTI-UTILITIES — 1.53%
Dominion Resources, Inc.	370,000	28,301,300

		64,813,069

TOTAL COMMON STOCK (Cost $ 1,305,893,212)		1,464,233,593

PREFERRED STOCK — 1.61%
BANKS — 0.67%
COMMERCIAL BANKS — 0.67%
First Tennessee Bank	12,000	12,363,000

		12,363,000

DIVERSIFIED FINANCIALS — 0.94%
CAPITAL MARKETS — 0.17%
Morgan Stanley	120,000	3,096,000
DIVERSIFIED FINANCIAL SERVICES — 0.77%
Lehman Brothers Holdings, Inc.	140,000	3,589,600
Merrill Lynch & Co., Inc.	420,000	10,672,200

		17,357,800

TOTAL PREFERRED STOCK (Cost $29,008,250)		29,720,800

CORPORATE BONDS — 5.90%
COMMERCIAL SERVICES & SUPPLIES — 0.79%
COMMERCIAL SERVICES & SUPPLIES — 0.79%
Allied Waste North America, Inc., 6.375%, 4/15/2011	$500,000	487,500
Valassis Communications, 6.625%, 1/15/2009	14,000,000	13,963,320
Waste Management, Inc., 7.375%, 8/1/2010	175,000	187,572

		14,638,392

DIVERSIFIED FINANCIALS — 1.48%
CONSUMER FINANCE — 1.09%
Capital One Financial Corp., 6.15%, 9/1/2016	20,000,000	20,237,260
DIVERSIFIED FINANCIAL SERVICES — 0.39%
Capital One Bank, 6.70%, 5/15/2008	655,000	668,548
Capital One Bank, 6.50%, 6/13/2013	1,500,000	1,568,831
SLM Corp. CPI Floating Rate Note, 6.44%, 1/31/2014	3,080,000	2,950,609
SLM Corp. CPI Floating Rate Note, 5.52%, 3/2/2009	2,000,000	1,933,400

		27,358,648

30    Certified Annual Report

SCHEDULE OF INVESTMENTS, CONTINUED

Thornburg Investment Income Builder Fund	September 30, 2006

	Shares/ Principal Amount	Value
ENERGY — 0.28%
OIL, GAS & CONSUMABLE FUELS — 0.28%
Murphy Oil Corp., 6.375%, 5/1/2012	$5,000,000	$5,161,815

		5,161,815

FOOD BEVERAGE & TOBACCO — 0.21%
BEVERAGES — 0.21%
Diageo Capital plc, 5.50%, 9/30/2016	4,000,000	3,966,584

		3,966,584

INSURANCE — 0.25%
INSURANCE — 0.25%
AAG Holding Co., Inc., 6.875%, 6/1/2008	335,000	340,776
Hartford Life, Inc., 7.10%, 6/15/2007	400,000	404,602
Liberty Mutual Group, Inc., 5.75%, 3/15/2014	1,000,000	983,408
Old Republic International Corp., 7.00%, 6/15/2007	1,000,000	1,006,369
Pacific Life Global Funding CPI Floating Rate Note, 6.33%, 2/6/2016	2,000,000	1,906,360

		4,641,515

MEDIA — 0.07%
MEDIA — 0.07%
AOL Time Warner, Inc., 6.875%, 5/1/2012	425,000	449,391
Independent News & Media plc, 5.75%, 5/17/2009	600,000	766,899

		1,216,290

PHARMACEUTICALS & BIOTECHNOLOGY — 0.25%
BIOTECHNOLOGY — 0.25%
Tiers Inflation Linked Trust Series Wyeth 2004 21 Trust Certificate
CPI Floating Rate Note, 6.017%, 2/1/2014	5,000,000	4,596,800

		4,596,800

REAL ESTATE — 0.46%
REAL ESTATE — 0.46%
Agile Property Holdings Ltd, 9.00%, 9/22/2013	7,000,000	6,947,500
MDC Holdings, Inc., 7.00%, 12/1/2012	1,500,000	1,523,333

		8,470,833

TECHNOLOGY HARDWARE & EQUIPMENT — 0.30%
COMPUTERS & PERIPHERALS — 0.19%
Jabil Circuit, Inc., 5.875%, 7/15/2010	3,485,000	3,516,410
TECHNOLOGY HARDWARE & EQUIPMENT — 0.11%
Cisco Systems, Inc., 5.479%, 2/20/2009	2,000,000	2,003,502

		5,519,912

Certified Annual Report    31

SCHEDULE OF INVESTMENTS, CONTINUED

Thornburg Investment Income Builder Fund	September 30, 2006

	Shares/ Principal Amount	Value
TELECOMMUNICATION SERVICES — 0.92%
DIVERSIFIED TELECOMMUNICATION SERVICES — 0.92%
Level 3 Communications, Inc. Senior Notes, 11.50%, 3/1/2010	$6,500,000	$6,678,750
Level 3 Finance, Inc. Senior Notes, 12.25%, 3/15/2013	7,000,000	7,805,000
TCI Communications, Inc., 7.875%, 8/1/2013	2,285,000	2,553,309

		17,037,059

TRANSPORTATION — 0.27%
AIR FREIGHT & LOGISTICS — 0.27%
FedEx Corp., 5.50%, 8/15/2009	5,000,000	5,032,115

		5,032,115

UTILITIES — 0.62%
ELECTRIC UTILITIES — 0.38%
Monongahela Power, 5.70%, 3/15/2017	7,000,000	7,036,400
GAS UTILITIES — 0.24%
Oneok Partners, LP Senior Notes, 5.90%, 4/1/2012	3,000,000	3,023,862
Sonat, Inc., 7.625%, 7/15/2011	1,400,000	1,435,000

		11,495,262

TOTAL CORPORATE BONDS (Cost $106,852,943)		109,135,225

CONVERTIBLE BONDS — 1.40%
TELECOMMUNICATION SERVICES — 1.40%
DIVERSIFIED TELECOMMUNICATION SERVICES — 1.40%
Level 3 Communications, Inc., 6.00%, 3/15/2010	29,080,000	25,554,050
Level 3 Communications, Inc., 6.00%, 9/15/2009	397,000	356,804

		25,910,854

TOTAL CONVERTIBLE BONDS (Cost $21,134,889)		25,910,854

TAXABLE MUNICIPAL BONDS — 0.38%
Michigan Public Educational Facilities Authority, 5.70%, 8/31/2007	1,795,000	1,796,831
Short Pump Town Center Community Development, 6.26%, 2/1/2009	2,000,000	2,015,920
Victor New York, 9.05%, 5/1/2008	1,175,000	1,183,401
Victor New York, 9.20%, 5/1/2014	2,000,000	2,066,720

TOTAL TAXABLE MUNICIPAL BONDS (Cost $7,131,416)		7,062,872

U.S. GOVERNMENT AGENCIES — 1.38%
Federal National Mtg Assoc CPI Floating Rate Note, 5.459%, 2/17/2009	2,000,000	1,940,120
Federal National Mtg Assoc Remic Series 2006-B1 Class AB, 6.00%, 6/25/2016	23,554,419	23,687,980

TOTAL U.S. GOVERNMENT AGENCIES (Cost $25,455,020)		25,628,100

32    Certified Annual Report

SCHEDULE OF INVESTMENTS, CONTINUED

Thornburg Investment Income Builder Fund	September 30, 2006

	Shares/ Principal Amount	Value
U.S.TREASURY SECURITIES — 2.96%
United States Treasury Notes, 3.50%, 11/15/2006	$20,000,000	$19,965,620
United States Treasury Notes, 2.625%, 11/15/2006	35,000,000	34,902,944

TOTAL U.S.TREASURY SECURITIES (Cost $ 54,853,911)		54,868,564

FOREIGN BONDS — 0.49%
Alberta Treasury Notes, 4.10%, 6/1/2011	10,000,000	8,984,936

TOTAL FOREIGN BONDS (Cost $ 8,864,547)		8,984,936

SHORT TERM INVESTMENTS — 5.75%
Abbey National, 5.19%, 10/3/2006	42,000,000	41,987,890
American General Finance Corp., 5.30%, 10/5/2006	36,000,000	35,978,800
Lasalle Bank Corp., 5.19%, 10/10/2006	24,000,000	23,968,860
Toyota Motor Credit Corp.—Puerto Rico, 5.21%, 10/13/2006	4,400,000	4,392,359

TOTAL SHORT TERM INVESTMENTS (Cost $ 106,327,909)		106,327,909

TOTAL INVESTMENTS — 99.00% (Cost $ 1,665,522,097)		$1,831,872,853

OTHER ASSETS LESS LIABILITIES — 1.00%		18,581,601

NET ASSETS — 100.00%		$1,850,454,454

Footnote Legend

+	Non-income producing

See notes to financial statements.

(1)	Investment in Affiliates

Holdings of voting securities of each portfolio company which is considered “affiliated” to the Fund under the Investment Company Act of 1940 because the Fund’s holding represented 5% or more of the company’s voting securities during the period, are shown below:

Issuer	Shares at Sept. 30, 2005	Gross Additions	Gross Reductions	Shares at Sept. 30, 2006	Market Value Sept. 30, 2006	Dividend Income
Synagro Technologies, Inc.	5,924,455	625,545	463,200	6,086,800	25,686,296	2,427,360
Ready Ice Holdings, Inc.	500,000	700,000	–	1,200,000	29,040,000	297,350

Total non-controlled “affiliated companies” — 2.96% of Net Assets

Portfolio Abbreviations

To simplify the listings of securities, abbreviations are used per the table below:

ADR	American Depository Receipt
REMIC	Real Estate Mortgage Investment Conduit

Certified Annual Report    33

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Thornburg Investment Income Builder Fund	September 30, 2006

To the Trustees and Shareholders of

Thornburg Investment Income Builder Fund

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Thornburg Investment Income Builder Fund (one of the portfolios constituting Thornburg Investment Trust, hereafter referred to as the “Fund”) at September 30, 2006, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at September 30, 2006 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

New York, New

York November 16, 2006

34    Certified Annual Report

EXPENSE EXAMPLE

Thornburg Investment Income Builder Fund	September 30, 2006 (Unaudited)

As a shareholder of the Fund, you incur two types of costs:

(1) transaction costs, including

(a) sales charges (loads) on purchase payments, for Class A shares;

(b) a deferred sales charge on redemptions of any part or all of a purchase of $1 million of Class A shares within 12 months of purchase;

(c) a deferred sales charge on redemptions of Class C shares within 12 months of purchase;

(d) a 30-day redemption fee on Class A and Class I shares;

(2) ongoing costs, including management fees; distribution and/or service (12b-1) fees; and other Fund expenses.

This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested on March 31, 2006 and held until September 30, 2006.

Actual Expenses

The first line of the table at right provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table at right provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

	Beginning Account Value 3/31/06	Ending Account Value 9/30/06	Expenses Paid During Period† 3/31/06–9/30/06
Class A Shares
Actual	$1,000.00	$1,048.50	$7.02
Hypothetical*	$1,000.00	$1,018.21	$6.92

Class C Shares
Actual	$1,000.00	$1,045.70	$9.68
Hypothetical*	$1,000.00	$1,015.60	$9.54

Class I Shares
Actual	$1,000.00	$1,050.40	$5.02
Hypothetical*	$1,000.00	$1,020.17	$4.95

Class R1 Shares
Actual	$1,000.00	$1,048.40	$7.69
Hypothetical*	$1,000.00	$1,017.56	$7.57

†	Expenses are equal to the annualized expense ratio for each class (A: 1.37%; C: 1.89%; I: 0.98%; and R1: 1.50%) multiplied by the average account value over the period, multiplied by 183/365 to reflect the one-half year period.
*	Hypothetical assumes a rate of return of 5% per year before expenses.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Certified Annual Report    35

INDEX COMPARISON

Thornburg Investment Income Builder Fund	September 30, 2006 (Unaudited)

GROWTH OF A HYPOTHETICAL $10,000 INVESTMENT

Thornburg Investment Income Builder Fund versus Blended Index (December 31, 2002 to September 30, 2006)

AVERAGE ANNUAL TOTAL RETURNS

For periods ended September 30, 2006 (with sales charge)

	1 Yr	Since Inception
A Shares (Incep: 12/24/02)	10.86%	17.47%
C Shares (Incep: 12/24/02)	14.45%	18.42%
R1 Shares (Incep: 2/01/05)	15.91%	14.30%
Blended Index (Since: 12/31/02)	11.53%	14.28%

Performance data reflects past performance, which is no guarantee of future results. The performance data and graph do not reflect the deduction of taxes that a shareholder would pay on distributions or the redemption of Fund shares.

Returns reflect the reinvestment of dividends and capital gains as well as applicable sales charges. Class A shares are sold with a maximum sales charge of 4.50%. Class C shares are subject to a 1% contingent deferred sales charge (CDSC) for the first year only. There is no up-front sales charge for Class R1 shares. Class R1 shares are available only to certain qualified investors. Class A shares are subject to a 1% 30-day redemption fee.

The blended index is comprised of 25% Lehman Brothers Aggregate Bond Index and 75% MSCI World Equity Index.The Lehman Brothers Aggregate Bond Index is composed of approximately 6,000 publicly traded bonds including U.S. government, mortgage-backed, corporate and Yankee bonds with an average maturity of approximately 10 years. The index is weighted by the market value of the bond included in the index. This index represents asset types which are subject to risk, including loss of principal.The Morgan Stanley Capital International (MSCI) World Index is an unmanaged market-weighted index that consists of over 1,200 equity securities traded in 23 of the world’s most developed countries. Securities are listed on exchanges in the U.S., Europe, Canada,Australia, New Zealand, and the Far East. The index is calculated with net dividends reinvested, in U.S. dollars.

36    Certified Annual Report

TRUSTEES AND OFFICERS

Thornburg Investment Income Builder Fund	September 30, 2006 (Unaudited)

Name, Age, Position Held with Fund Year Elected	Principal Occupation(s) During Past Five Years	Other Directorships Held by Trustee
INTERESTED TRUSTEES(1)(2)(4)

Garrett Thornburg, 60 Chairman of Trustees, Trustee since 1987(3)	CEO, Chairman and controlling shareholder of Thornburg Investment Management, Inc. (investment advisor) and Thornburg Securities Corporation (securities dealer); Chairman of Thornburg Limited Term Municipal Fund, Inc. (registered investment company) to 2004; CEO and Chairman of Thornburg Mortgage, Inc. (real estate investment trust); Chairman of Thornburg Mortgage Advisory Corporation (investment manager to Thornburg Mortgage, Inc.).	Director of Thornburg Mortgage, Inc. (real estate investment trust)

Brian J. McMahon, 50 Trustee since 2001, Member of Governance & Nominating Committee, President since 1997(5)(6)	President, Managing Director, Chief Investment Officer, and Co-Portfolio Manager of Thornburg Investment Management, Inc.; President of Thornburg Limited Term Municipal Fund, Inc. to 2004.	None

INDEPENDENT TRUSTEES(1)(2)(4)

David A. Ater, 61 Trustee since 1994, Member of Audit Committee and Governance & Nominating Committee	Principal in Ater & Associates, Santa Fe, NM (developer, planner and broker of residential and commercial real estate); owner, developer and broker for various real estate projects.	Director of Thornburg Mortgage, Inc. (real estate investment trust)

David D. Chase, 65 Chairman of Audit Committee, Trustee since 2000	Chairman, President, CEO, and Managing Member of Vestor Associates, LLC, the general partner of Vestor Partners, LP, Santa Fe, NM (private equity fund); Chairman and CEO of Vestor Holdings, Inc., Santa Fe, NM (merchant bank).	None

Eliot R. Cutler, 60 Chairman of Governance & Nominating Committee, Trustee since 2004	Partner, Akin, Gump, Strauss, Hauer & Feld, LLP,Washington, D.C. (law firm)	Director of Thornburg Mortgage, Inc. (real estate investment trust)

Susan H. Dubin, 57 Trustee since 2004, Member of Audit Committee	President of Dubin Investments, Ltd., Greenwich, CT (private investment fund); Director and officer of various charitable organizations.	None

Owen D. Van Essen, 52 Trustee since 2004, Member of Governance & Nominating Committee	President of Dirks, Van Essen & Murray, Santa Fe, NM (newspaper mergers and acquisitions).	None

James W. Weyhrauch, 47 Trustee since 1996, Member of Audit Committee	Real estate broker, Santa Fe Properties, Santa Fe, NM since 2004; President and CEO from 1997–2004, and Vice Chairman 2004 to date, Nambé Mills, Inc., Santa Fe, NM (manufacturer).	None

Certified Annual Report    37

TRUSTEES AND OFFICERS, CONTINUED

Thornburg Investment Income Builder Fund	September 30, 2006 (Unaudited)

Name, Age, Position Held with Fund Year Elected	Principal Occupation(s) During Past Five Years	Other Directorships Held by Trustee
OFFICERS OF THE FUND (WHO ARE NOT TRUSTEES)(1)(6)(7)

Steven J. Bohlin, 47 Vice President since 1987, Treasurer since 1989	Portfolio Manager, Co-Portfolio Manager, Vice President, and Managing Director of Thornburg Investment Management, Inc.; Vice President of Thornburg Limited Term Municipal Fund, Inc. to 2004.	Not applicable

George T. Strickland, 43 Vice President since 1996	Portfolio Manager, Vice President, and Managing Director of Thornburg Investment Management, Inc.; Vice President (to 2004) and Treasurer (2003–2004) of Thornburg Limited Term Municipal Fund, Inc.	Not applicable

William V. Fries, 67 Vice President since 1995	Portfolio Manager, Co-Portfolio Manager, Vice President, and Managing Director of Thornburg Investment Management, Inc.	Not applicable

Leigh Moiola, 39 Vice President since 2001	Vice President and Managing Director of Thornburg Investment Management, Inc.; Vice President of Thornburg Limited Term Municipal Fund, Inc. to 2004.	Not applicable

Kenneth Ziesenheim, 52 Vice President since 1995	Vice President and Managing Director of Thornburg Investment Management, Inc.; President of Thornburg Securities Corporation; Vice President of Thornburg Limited Term Municipal Fund, Inc. to 2004.	Not applicable

Alexander Motola, 36 Vice President since 2001	Portfolio Manager, Vice President, and Managing Director of Thornburg Investment Management, Inc. since 2001.	Not applicable

Wendy Trevisani, 35 Vice President since 1999	Co-Portfolio Manager since 2006, Managing Director since 2004, Vice President, and Associate Portfolio Manager of Thornburg Investment Management, Inc.; Vice President of Thornburg Limited Term Municipal Fund, Inc. to 2002.	Not applicable

Joshua Gonze, 43 Vice President since 1999	Managing Director since 2004, Associate Portfolio Manager and Vice President of Thornburg Investment Management, Inc.; Vice President of Thornburg Limited Term Municipal Fund, Inc. to 2004.	Not applicable

Brad Kinkelaar, 38 Vice President since 1999	Co-Portfolio Manager since 2002, Managing Director since 2004, Vice President since 2000, and Associate Portfolio Manager of Thornburg Investment Management, Inc.	Not applicable

Christopher Ihlefeld, 36 Vice President since 2003	Managing Director since 2006 and Associate Portfolio Manager and Vice President since 2002 of Thornburg Investment Management, Inc.; Vice President of Limited Term Municipal Fund, Inc., 2003–2004.	Not applicable

Leon Sandersfeld, 40 Vice President since 2003	Associate of Thornburg Investment Management, Inc. since 2002; Senior Staff Accountant, Farm Bureau Life Insurance Co. to 2002.	Not applicable

Sasha Wilcoxon, 32 Vice President since 2003, Secretary since 2006	Mutual Fund Support Service Department Manager since 2002 and Associate of Thornburg Investment Management, Inc.	Not applicable

38    Certified Annual Report

TRUSTEES AND OFFICERS, CONTINUED

Thornburg Investment Income Builder Fund	September 30, 2006 (Unaudited)

Name, Age, Position Held with Fund Year Elected	Principal Occupation(s) During Past Five Years	Other Directorships Held by Trustee
Ed Maran, 48 Vice President since 2004	Co-Portfolio Manager since 2006, Vice President and Managing Director since 2005, and Associate Portfolio Manager since 2002 of Thornburg Investment Management, Inc.; Analyst, USAA 2001–2002.	Not applicable

Vinson Walden, 36 Vice President since 2004	Co-Portfolio Manager since 2006, Vice President and Managing Director since 2005, and Associate Portfolio Manager since 2002 of Thornburg Investment Management, Inc.; Associate Portfolio Manager, Ibis Management 2002–2004; Associate, Lehman Brothers to 2001.	Not applicable

Van Billops, 40 Vice President since 2006	Associate of Thornburg Investment Management, Inc.	Not applicable

Thomas Garcia, 35 Vice President since 2006	Vice President and Managing Director since 2004, and Associate Portfolio Manager of Thornburg Investment Management, Inc.	Not applicable

Lei Wang, 35 Vice President since 2006	Co-Portfolio Manager and Managing Director since 2006, and Associate Portfolio Manager since 2004 of Thornburg Investment Management, Inc.; Associate, Enso Capital Management, LLC 2002–2004; Associate, Deutsche Bank 2001–2002.	Not applicable

Connor Browne, 27 Vice President since 2006	Co-Portfolio Manager and Managing Director since 2006, and Associate Portfolio Manager since 2001 of Thornburg Investment Management, Inc.	Not applicable

(1)	Each person’s address is 119 East Marcy Street, Santa Fe, New Mexico 87501.
(2)	The Fund is one of twelve separate investment “Funds” or “series” of Thornburg Investment Trust (the “Trust”), which comprises the Thornburg mutual fund complex and is organized as a Massachusetts business trust. The Trust currently has twelve active Funds.Thornburg Investment Management, Inc. is the investment advisor to, and manages, the twelve Funds of the Trust. Each Trustee oversees the twelve Funds of the Trust.
(3)	Mr.Thornburg is considered an “interested” Trustee under the Investment Company Act of 1940 because he is a director and controlling shareholder of Thornburg Investment Management, Inc., the investment advisor to the twelve active Funds of the Trust, and is the sole director and controlling shareholder of Thornburg Securities Corporation, the distributor of shares for the Trust.
(4)	Each Trustee serves in office until the election and qualification of a successor.
(5)	Mr. McMahon is considered an “interested” Trustee because he is the president of Thornburg Investment Management, Inc.
(6)	The Trust’s president, secretary and treasurer each serve a one-year term or until the election and qualification of a successor; each other officer serves at the pleasure of the Trustees.
(7)	Assistant vice presidents, assistant secretaries and assistant treasurers are not shown.

The Statement of Additional Information for each Fund of the Trust includes additional information about the Trustees and is available, without charge and upon request, by calling 1-800-847-0200.

Certified Annual Report    39

OTHER INFORMATION

Thornburg Investment Income Builder Fund	September 30, 2006 (Unaudited)

PORTFOLIO PROXY VOTING

Policies and Procedures:

The Trust has delegated to Thornburg Investment Management, Inc. (the “Advisor”) voting decisions respecting proxies for the Fund’s voting securities. The Advisor makes voting decisions in accordance with its Proxy Voting Policy and Procedures. A description of the Policy and Procedures is available (i) without charge, upon request, by calling the Advisor toll-free at 1-800-847-0200, (ii) on the Thornburg website at www.thornburg.com, and (iii) on the Securities and Exchange Commission’s website at www.sec.gov.

Commencing August 31, 2004, information regarding how proxies were voted is available on or before August 31 of each year for the twelve months ending the preceding June 30. This information is available (i) without charge, upon request by calling the Advisor toll-free at 1-800-847-0200, (ii) on the Thornburg website at www.thornburg.com, and (iii) on the Securities and Exchange Commission’s website at www.sec.gov.

TAX INFORMATION

For the fiscal year ended September 30, 2006, the Fund designates long-term capital gain dividends of $16,515,382 and long-term capital gain dividends taxed at the 25% rate of $79,093.

For the tax year ended September 30, 2006, the Thornburg Investment Income Builder Fund designates 76.81% of the dividends paid from tax basis net ordinary income as qualifying for the reduced rate under the Jobs and Growth Tax Relief and Reconciliation Act of 2003.

28.69% of the ordinary income distributions paid by the Fund for the year ended September 30, 2006 qualified for the corporate dividends received deduction.

The information and distributions reported herein may differ from the information and distributions taxable to the shareholders for the calendar year ending December 31, 2006. Complete information will be computed and reported in conjunction with your 2006 Form 1099-DIV.

AVAILABILITY OF QUARTERLY PORTFOLIO SCHEDULE

The Fund files with the Securities and Exchange Commission schedules of its portfolio holdings on Form N-Q for the first and third quarters of each fiscal year. The Fund’s Forms N-Q are available on the Commission’s website at www.sec.gov, or may be reviewed and copied at the Commission’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. The Fund also makes this information available on its website at www.thornburg.com/download or upon request by calling 1-800-847-0200.

TRUSTEES DELIBERATIONS RESPECTING RENEWAL OF INVESTMENT ADVISORY AGREEMENT

Thornburg Investment Management, Inc. (the “Advisor”) provides investment management services to Thornburg Investment Income Builder Fund pursuant to an investment advisory agreement. The Trustees consider the renewal of this agreement annually, and most recently determined to renew the agreement on September 12, 2006.

In connection with their general supervision of the Advisor, the Trustees receive and consider reports throughout the year from the Advisor respecting the Advisor’s management of the Fund’s investments. These reports include information about the Fund’s investment performance, purchase and sale of portfolio investments and explanations from the Advisor respecting investment selections, the investment performance of the Fund, general appraisals of industry and economic prospects and factors, and other matters affecting the Fund and relating to the Advisor’s performance of services for the Fund.

In anticipation of their recent consideration of the advisory agreement’s renewal, the independent Trustees met with representatives of the Advisor in July 2006 to discuss the Trustees’ evaluation of the Advisor’s performance and to specify the information the Advisor would present to the Trustees for their review. The independent Trustees thereafter met in independent session to consider various factors respecting the agreement’s renewal, and met in a subsequent session with the Advisor’s chief investment officer to present questions. Following these sessions, the Trustees met on September 12, 2006 to consider a renewal of the advisory agreement.

The information below summarizes certain factors considered by the Trustees in connection with the determination to renew the advisory agreement. In determining to renew the advisory agreement, the Trustees did not identify any single factor as controlling, and this summary does not describe all of the matters considered by the Trustees in making their determination.

Quality of Services; Fund Investment Performance. In evaluating the nature, extent and quality of services provided by the Advisor to the Fund, and in reviewing the Fund’s investment performance, the Trustees considered qualitative and quantitative information presented to the Trustees throughout the preceding year and in anticipation of their annual evaluation, including:

(i)	reports from portfolio management personnel respecting execution of portfolio investment strategies in prevailing market conditions;

(ii)	information respecting issuer, industry, market and economic developments;

(iii)	the Fund’s absolute investment performance and achievement of stated objectives, including specific dividend growth data;

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OTHER INFORMATION, CONTINUED

Thornburg Investment Income Builder Fund	September 30, 2006 (Unaudited)

(iv)	measures of the Fund’s investment returns over different periods of time relative to a category of “world-allocation” mutual funds having income and capital appreciation objectives, selected by an independent mutual fund analyst firm, and relative to a blended performance benchmark comprised of two broad based securities indices; and

(v)	comparative measures of portfolio relativity, risk and return.

The Trustees also considered the Advisor’s staffing and other resources, the Advisor’s efforts to contain costs and expenses, the Advisor’s supervision of services provided to the Trust by third party service providers, the Advisor’s performance of administrative, accounting and other services, the Advisor’s adherence to compliance and regulatory requirements, the Advisor’s responsiveness to the Trustees, and other factors. The Trustees noted that the value of comparisons of the Fund’s investment performance to mutual fund categories may be limited in some degree because the Fund’s investment objective and strategies, as defined in its prospectus, are unique or may vary from the methods for selecting the investments for other funds.

In conducting their evaluation, the Trustees observed that the Advisor had continued to faithfully pursue and achieve the Fund’s stated objectives, as demonstrated particularly by the Advisor’s selection of investments in accordance with the Fund’s stated strategies, and the Fund’s investment returns. The Trustees also observed in conducting their evaluations the Fund’s historical dividend payments to shareholders and the increases in the dividend each year, the Fund’s superior investment performance relative to the performance of a recognized category of equity income mutual funds having certain characteristics comparable to the Fund and selected by an independent mutual fund analyst firm, the Fund’s outperformance of a blended benchmark (consisting of two broad based indices reflecting the experience of fixed income securities and equity securities, respectively) in each year since the Fund’s inception, the Fund’s performance relative to the blended benchmark in periods of both positive and negative market conditions, and the positive effects of the Fund’s cumulative returns.

The Trustees concluded, based upon these and other considerations, that the Advisor had actively and competently pursued the Fund’s stated investment objectives in accordance with the Fund’s investment policies stated in its prospectuses. The Trustees further concluded that the investment performance of the Fund was satisfactory in the context of the Fund’s objectives and policies, and prevailing market conditions.

Fees and Expenses; Profitability of Advisor. In reviewing the fees charged by the Advisor to the Fund, the Trustees primarily considered the fees charged by the Advisor and the other expenses charged to the Fund in light of the nature and quality of services provided, comparison of the actual Advisor’s fee and Fund expenses to the statement of fees and expenses in the Fund’s prospectuses, comparisons of the Advisor’s fee and other Fund expenses to median and average fees and expenses charged to a grouping of mutual funds assembled by an independent mutual fund analyst firm, and comparisons of fees and expenses charged to the Fund with fees and expenses charged to other specific mutual funds. In addition, the Trustees considered the profitability of the Advisor compared to other investment management firms, and comparisons of the investment management fee rates charged by the Advisor to the Fund with rates charged to other clients and the differing types of services furnished to the Fund and the other clients. The Trustees noted that the management fee charged to the Fund was higher than (but comparable to) the average and median fee rates to the grouping of mutual funds assembled by the mutual fund analyst firm, and that the overall expense ratio of the Fund was somewhat higher than the average and median expense ratios for the same group of mutual funds. The Trustees recognized the unique nature of the Fund, the superior performance of the Fund, the comparability of the overall expense ratio, the size of the Fund, the specific services of the Advisor and other factors. The Trustees noted in their review that fee rates charged by the Advisor to other clients of the Advisor were not directly comparable to rates charged to the Fund principally because of the significant differences in the services provided.

The Trustees concluded, based upon these and other considerations, that the fees charged to the Fund by the Advisor were fair and reasonable in view of the services provided, the clear disclosure of these fees and expenses in the Fund’s prospectuses, the Fund’s investment performance, and fees and expenses charged to other mutual funds. The Trustees further concluded that there was no indication that the Advisor’s profitability was unusual, viewed in the context of the services provided, the performance of the Fund, and the fees and profitability of other investment management firms.

Economies of Scale. In reviewing the extent to which economies of scale would be realized by the Fund as it grows and whether fee levels reflect economies of scale, the Trustees considered the breakpoint structure for advisory fees chargeable to the Fund, the demonstrated economies of scale enjoyed by the Fund and other Funds of the Trust as they had grown in size, and economies of scale realized by other mutual funds. The Trustees concluded that the Fund has realized and may reasonably be expected to realize further economies of scale for the benefit of its shareholders as it grows in size.

Ancillary Benefits to Advisor. In reviewing benefits enjoyed by the Advisor because of its relationship with the Fund, the Trustees considered the Advisor’s receipt of certain research services, favorable publicity received by the Advisor because of the superior investment performance of certain Funds of the Trust, and the benefits to the Fund from the Advisor’s expansion of its staffing and other resources to serve a broader variety of investment clients. The Trustees concluded, based upon these and other considerations, that there was no unusual or unfair benefit enjoyed by the Advisor, and that the Fund enjoyed benefits by virtue of the Advisor’s engagement by other investment clients.

Certified Annual Report    41

Trustees’ Statement to Shareholders

Not part of the Certified Annual Report

February 8, 2005

The Trustees are concerned that recent commentaries and opinions reported in the media may confuse investors in general as to the supervisory duties of trustees of mutual funds and, in particular, leave Thornburg Investment Trust shareholders uncertain regarding how we discharge our responsibilities in supervising the Funds’ investment advisor and in reviewing the advisor’s contract for renewal. We decided to spell out clearly three principal guidelines that we follow in supervising the Trust’s investment advisor on your behalf.

We begin with the premise that each shareholder selected his or her Fund because its investments are managed by the investment advisor identified in the prospectus and in accordance with the objective and policies described in the prospectus. We realize, as each of you do, that if you believe that your Fund’s stated objective and policies no longer serve your personal investment goals, you can sell your shares and leave the Fund.

Therefore, we believe that our primary supervisory task – our principal obligation to you – is to assess the nature and quality of the advisor’s services, and to confirm that the advisor actively and competently pursues the Fund’s objective, in accordance with the policies set out in the prospectus. To do this, we meet regularly with management to review your Fund’s portfolio and to discuss the advisor’s specific actions and judgments in pursuing the Fund’s objective. We do not substitute our own judgment for the advisor’s decisions in selecting investments; the advisor is paid to exercise its informed judgment on investment decisions, and we seek to confirm, in reviewing the advisor’s performance, that the advisor is doing just that.

Second, while we are conscious of costs and the effect that costs have on shareholders’ returns, we do not seek the lowest fees or expense ratio as our sole or primary objective. We try to make sure that your Fund’s fees and costs are reasonable in relationship to the services rendered and that they are generally in line with those charged by other expert investment advisors, consistent with our belief that the Fund’s investors searched for and expect that expertise and attention and have decided to pay a reasonable price for it. We do not put the management contract “out to bid” as a matter of course, and we would not do so unless we had concluded that the advisor materially had failed to pursue the Fund’s objectives in accordance with its policies, or for other equally important reasons. We believe that any other approach would be inconsistent with your interests and contrary to your expectations when you bought shares of the Fund in the first place.

Finally, because we believe that most Thornburg Fund shareholders have invested with a long-term perspective, we try not to focus too much on the fashions of the moment and on short-term performance. The market will not favor any specific investment objective or set of policies at all times and under all economic circumstances. A fund will experience periods of both high and low returns relative to other funds and other investments. Even if one of our Funds is not favored by the market at a particular time, we believe that the advisor is nonetheless obliged to remain true to the Fund’s objective and policies, and we watch to see that it does so.

42    This page is not part of the Annual Report.

Planning Options

Retirement and Education Accounts

Thornburg Investment Management offers retirement and education savings accounts that can help you meet a variety of planning challenges. For account applications or further information on any of the accounts below, please call 1-800-847-0200 or go to www.thornburg.com/ira. Your financial advisor can help you determine which plan is right for you.

Individual Retirement Accounts

Individual Retirement Accounts (IRAs) provide a tax-advantaged means to save money for the future. For a detailed outline of the difference between retirement accounts, see www.thornburg.com/ira. Rollovers are available. Call 1-800-847-0200 for more information.

Traditional IRAs – Contributions to Traditional IRAs are tax deductible for eligible individuals, and withdrawals are taxed as additional ordinary income. You may contribute to an IRA if you receive compensation and are under 70 1/2, even if you are covered by an employer retirement plan.

Roth IRAs – Under a Roth IRA, there is no tax deduction for contributions, but there is no income tax on qualified withdrawals. For a more detailed comparison of Traditional and Roth IRAs, please see our web site at www.thornburg.com/ira.

SEP IRAs – Simplified Employee Pension (SEP) IRAs are established by employers. The employer is allowed a tax deduction for contributions made to the SEP Plan and makes contributions to each eligible employee’s SEP IRA on a discretionary basis.

SIMPLE IRAs – Savings Incentive Match Plan for Employees of Small Employers (SIMPLE) is designed to give small business owners a simplified method to establish and contribute to a retirement plan for employees. The employer is allowed a tax deduction for contributions and makes either matching or non-elective contributions to each eligible employee’s SIMPLE IRA. Employees may make salary deferral contributions.

403(b)

A special, tax-advantaged savings vehicle available only to employees of 501(c)(3) organizations, such as charitable, educational, scientific and religious organizations. 403(b) plans are also available to employees of public schools and universities.

Coverdell Education Savings Account

These savings accounts are designed to provide a way to save money for higher education expenses. In an Education Savings Account, earnings and interest grow tax free, and qualified withdrawals used to pay for eligible higher-education expenses are tax- and penalty-free.

Funds Available

The following funds are available in the accounts listed above:

•	Thornburg International Value Fund

•	Thornburg Value Fund

•	Thornburg Core Growth Fund

•	Thornburg Investment Income Builder Fund

•	Thornburg Global Opportunities Fund

•	Thornburg Limited Term U.S. Government Fund

•	Thornburg Limited Term Income Fund

This page is not part of the Annual Report.    43

The Firm

Thornburg Investment Management® is a privately held investment management company based in Santa Fe, New Mexico with assets under management of over $27 billion. Founded in 1982, the firm manages five equity funds, seven bond funds, and separate portfolios for select institutions and individuals.

Investment Philosophy

We seek to preserve and increase the real wealth of the Funds’ shareholders after accounting for inflation, taxes, and investment expenses.We’re committed to disciplined investing and controlling risk in all market environments through laddered bond and focused equity portfolios.

Portfolio Holdings Disclosure

We believe you should know about your portfolio. Our web site keeps investors informed of the Funds’ equity holdings. Go to www.thornburg.com/funds for commentary on our equity fund holdings.

Co-Ownership of Funds

We invest side-by-side with the Funds’ shareholders. Our employees have invested over $130 million in Thornburg Funds.

Investment Manager:	Distributor:

119 East Marcy Street Santa Fe, New Mexico 87501 800.847.0200	119 East Marcy Street Santa Fe, New Mexico 87501 800.847.0200

TH857

Thornburg Investment Management®

Strategies for Building Wealth

Thornburg Investment Income Builder Fund

I Shares

Informational Brochure and
Annual Report – September 30, 2006

Current stream of income plus potential for growth.

The annual report and accompanying brochure are submitted for the general information of shareholders of the Fund. It is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus. If you have not received a prospectus, one can be obtained from your financial advisor, online at www.thornburg.com/download, or by calling 800-847-0200. Carefully consider information in the prospectus regarding the Fund's investment objectives and policies, risks, sales charges, expenses, experience of its management, marketability of shares, and other information. Read it carefully before you invest or send money. Performance data quoted represents past performance and does not guarantee future results.

Thornburg Investment Income Builder Fund

Current Stream of Income Plus Potential for Growth

The Fund seeks to provide a level of current income which exceeds the average yield on U.S. stocks generally, and which will generally grow, subject to periodic fluctuations, over the years on a per share basis. The Fund’s secondary investment objective is long-term capital appreciation.

The Fund invests primarily in companies (both in the U.S. and abroad) that pay dividends and, in the opinion of Thornburg Investment Management, that show the capacity to increase them. To provide additional income, the Fund also invests in bonds and hybrid securities.

Thornburg Bond Funds

•	Thornburg Limited Term Municipal Fund

•	Thornburg Intermediate Municipal Fund

•	Thornburg California Limited Term Municipal Fund

•	Thornburg New Mexico Intermediate Municipal Fund

•	Thornburg New York Intermediate Municipal Fund

•	Thornburg Limited Term U.S. Government Fund

•	Thornburg Limited Term Income Fund

Thornburg invests in short- and intermediate-term investment grade bonds. We ladder the maturities of individual bonds in the portfolios to moderate risk. Laddering involves building a portfolio of bonds with staggered maturities so that a portion of the portfolio will mature each year. We apply this disciplined process in all interest rate environments.

Thornburg Equity Funds

•	Thornburg Value Fund

•	Thornburg International Value Fund

•	Thornburg Core Growth Fund

•	Thornburg Investment Income Builder Fund

•	Thornburg Global Opportunities Fund

Thornburg’s equity research uses a fundamental, yet comprehensive, analytical approach. We invest when and where we perceive compelling value. Thornburg equity funds focus on a limited number of securities so that each holding can impact performance. The equity team searches for firms believed to have a promising future and seeks to buy shares of those companies at a discount to their intrinsic value.

More information at www.thornburg.com

Reduce paper clutter. Receive your shareholder reports and prospectus online instead of through traditional mail. Sign up at www.thornburg.com/edelivery

2    This page is not part of the Annual Report.

Message from the Chairman

Garrett Thornburg Chairman & CEO

November 10, 2006

Dear Fellow Shareholder:

Thornburg Investment Management has a clear mission: to preserve and increase the real wealth of our shareholders. We seek to accomplish this through a range of equity funds that redefine traditional measures of value and growth and through a family of laddered bond funds that focus on quality, stability and minimizing risk over time.

Confirming our strategy, all Thornburg equity funds are highly ranked within their respective categories over the long term.

The Thornburg equity funds employ a comprehensive approach, which is more inclusive than the traditional deep value or high growth approach to stock selection. You can read much more about the stocks in your Fund’s portfolio, and all Thornburg equity funds, at our web site, www.thornburg.com/funds.

During this decade, the average dividend yield paid by equity and hybrid mutual funds has dipped well below 1%. We established Thornburg Investment Income Builder Fund in late 2002 to be clearly different from other equity/hybrid funds by paying attractive dividends today, with a further goal of increasing these in the future. Our record to date shows clear success in achieving each aspect of this mission.

On the bond side, we have always had a highly disciplined approach of laddering short-and intermediate-bond maturities, seeking to provide both an attractive return and relative stability of principal.

An exciting event occurred recently, Thornburg Investment Management is the first U.S. investment manager to complete the independent certification process and receive the CEFEX Certification for Fiduciary Excellence. The Centre for Fiduciary Excellence (CEFEX) is an independent rating and certification organization, providing comprehensive assessments that measure risk and trustworthiness of investment fiduciaries. We are proud to have received certificate #1 from CEFEX for investment managers.

Thank you for investing with us. We will do our best to continue to earn your trust every day.

Sincerely,

Garrett Thornburg

Chairman & CEO

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The Dividend Landscape

To appreciate the investment environment that Thornburg Investment Income Builder Fund operates in, you may wish to review these highlights of the “dividend landscape.”

The S&P 500 Index Payout Ratio – A Historical Perspective

The dividend payout ratio is a fraction that expresses dividend payments as a percentage of per-share earnings. By long-term historical standards, the dividend payout ratio of the S&P 500 Index is relatively low at this time.

Corporate Willingness to Pay Dividends is Improving

The Russell 1000 Index includes 1000 public companies that are supposed to be generally representative of corporate America. Between 1980 and 1993, at least 75% of these firms paid some dividend. Between 1994 and 2001, the percentage of Russell 1000 companies paying dividends sank to just over 50%, indicating investor and management preference for reinvesting retained earnings in growth initiatives. Now the pendulum appears to be swinging back, and the percentage of dividend payers is increasing. Long-term academic studies have shown that subsequent earnings-per-share growth of dividend-paying firms actually exceeds that of non-payers.

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Rising Dividend Payments Despite Decreasing Dividend Yields

Over time, the dollar dividend per unit of the S&P 500 Index has increased. Because the price of the index itself has increased even more, the yield on the S&P 500 Index, as a percentage of the current index price, has generally decreased in recent decades. You should note, however, that the yield on the original investment made at a fixed point in time (say, 1970 or 1989) has increased, even without reinvestment of dividends.

Hypothetical chart is for illustration purposes only and is not indicative of an investment in any particular security. Investors may not invest directly in an index.

A Truly Diversified Dividend-Paying Portfolio Must Look Beyond the Obvious High Yield Stocks!

In the (large cap) Russell 1000 Index, 63% of the top 100 dividend payers are in the real estate or utilities sectors. In the (small cap) Russell 2000 Index, 72% of the top 100 dividend-yielding stocks are either real estate or utilities. In order to construct a diversified portfolio of attractive yielding stocks, one must look beyond these two sectors. We do!

Source: Thomson Portfolio Analytics, as of December 2005; (Numbers may not add to 100% due to rounding.)

Dividend yield is a ratio that shows how much a company pays out in dividends each year relative to its share price.

The Top 100 Dividend Yields

	Russell 1000 Index	Russell 2000 Index
Real Estate	37%	68%
Banks	9%	1%
Other Financials	7%	6%
Total Financials	53%	75%
Utilities	26%	4%
Consumer Staples	6%	3%
Telecom	6%	6%
Consumer Discretionary	3%	5%
Health Care	3%	1%
Materials	2%	2%
Industrials	1%	1%
Technology	0%	3%
Energy	0%	0%

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The Dividend Landscape Continued

Global Diversification Can Improve the Portfolio Yield

Source: FactSet, as of September 30, 2006; Countries and regions above, except the U.S., are represented by MSCI indices defined on the following pages.

Since firms outside the U.S. tend to pay higher dividends than U.S. firms, particularly outside the real estate and utility sectors, we diversify the Thornburg Investment Income Builder Fund into foreign dividend-paying stocks to try to take advantage of these opportunities.

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Important Information

The information presented on the following pages was current as of September 30, 2006. The managers’ views, portfolio holdings, and sector diversification are historical and subject to change. This material should not be deemed a recommendation to buy or sell any of the securities mentioned.

Shares in the Fund carry risks including possible loss of principal. There are special risks associated with international investing, including currency fluctuations, government regulation, political developments, and differences in liquidity. Additionally, the Fund invests a portion of the assets in small capitalization companies which may increase the risk of greater price fluctuations.

As with direct bond ownership, funds that invest in bonds are subject to certain risks including interest-rate risk, credit risk, and inflation risk. The value of a bond will fluctuate relative to changes in interest rates; as interest rates rise, the overall price of bonds fall. Shares in the Fund are not deposits or obligations of, or guaranteed or endorsed by, any bank, the Federal Deposit Insurance Corporation, the Federal Reserve Board or any government agency. There is no guarantee that the Fund will meet its investment objectives.

Minimum investments for Class I shares are higher than those for other classes.

Glossary

Blended Index – The blended index is comprised of 25% Lehman Brothers Aggregate Bond Index and 75% MSCI World Equity Index. The Lehman Brothers Aggregate Bond Index is composed of approximately 6,000 publicly traded bonds including U.S. government, mortgage-backed, corporate and Yankee bonds with an average maturity of approximately 10 years. The index is weighted by the market value of the bond included in the index. This index represents asset types which are subject to risk, including loss of principal. The Morgan Stanley Capital International (MSCI) World Index is an unmanaged market-weighted index that consists of over 1,200 equity securities traded in 23 of the world’s most developed countries. Securities are listed on exchanges in the U.S., Europe, Canada, Australia, New Zealand, and the Far East. The index is calculated with net dividends reinvested, in U.S. dollars.

MSCI All Country Asia ex-Japan Index – a free float-adjusted market capitalization index that is designed to measure equity market performance in Asia. As of May 2005, the MSCI All Country Asia ex-Japan Index consisted of the following 11 countries: China, Hong Kong, India, Indonesia, Korea, Malaysia, Pakistan, Philippines, Singapore Free, Taiwan, and Thailand.

MSCI Country Indices (Australia, U.K. and Japan) – free float-adjusted market capitalization indices that are designed to measure equity market performance in that specific country.

MSCI Europe ex-U.K. Index – a free float-adjusted market capitalization index that is designed to measure developed market equity performance in Europe. As of May 2005, the MSCI Europe Index consisted of the following 15 developed market country indices: Austria, Belgium, Denmark, Finland, France, Germany, Greece, Ireland, Italy, the Netherlands, Norway, Portugal, Spain, Sweden, and Switzerland.

MSCI EM (Emerging Markets) Latin America Index – a free float-adjusted market capitalization index that is designed to measure equity market performance in Latin America. As of May 2005 the MSCI EM Latin America Index consisted of the following seven emerging market country indices: Argentina, Brazil, Chile, Colombia, Mexico, Peru and Venezuela.

Russell 1000 Index – Consists of the 1,000 largest securities in the Russell 3000 Index, which represents approximately 90% of the total market capitalization of the Russell 3000 Index. It is a large-cap, market-oriented index and is highly correlated with the S&P 500 Index.

Russell 2000 Index – An unmanaged index generally representative of the 2,000 smallest companies in the Russell 3000 Index, representing approximately 10% of the total market capitalization of the Russell 3000 Index.

Standard & Poor’s 500 Stock Index (S&P 500) – An unmanaged index generally representative of the U.S. stock market.

Unless otherwise noted, index returns reflect the reinvestment of income dividends and capital gains, if any, but do not reflect fees, brokerage commissions or other expenses of investing. Investors may not make direct investments into any index. The performance of any index is not indicative of the performance of any particular investment.

Median Market Capitalization – Market capitalization (market cap) is the total value of a company’s stock, calculated by multiplying the number of outstanding common shares by the current share price. The company whose market cap is in the middle of the portfolio is the median market cap. Half the companies in the portfolio have values greater than the median, and half have values that are less. If there is an even number of companies, then the median is the average of the two companies in the middle.

Price to Earnings Ratio (P/E) – A valuation ratio of a company’s current share price compared to its per-share earnings. P/E equals a company’s market value per share divided by earnings per share.

Weighted Average Coupon – Coupon refers to the rate of interest paid on a bond, usually expressed as a percent of its par value. A fund’s weighted average coupon is calculated by weighting each bond’s coupon by its relative size in the portfolio and taking the average.

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Portfolio Overview

Thornburg Investment Income Builder Fund

IMPORTANT PERFORMANCE INFORMATION

Performance data quoted represents past performance and does not guarantee future results. Investment return and principal value will fluctuate so that upon redemption, an investor’s shares may be worth more or less than their original cost. Current performance may be lower or higher than the data quoted. For performance data current to the most recent month end, visit www.thornburg.com.

There is no up-front sales charge for Class I shares. I shares are subject to a 1% 30-day redemption fee.

MANAGEMENT TEAM

Front row, L to R: Steven Bohlin, Brad Kinkelaar, and Brian McMahon. Back row, L to R: Wendy Trevisani, Lewis Kaufman, Ed Maran, Vin Walden, and Lei Wang.

PORTFOLIO COMPOSITION

As of 9/30/06

We do not expect each sequential quarter’s dividend to increase over that of the prior quarter, since dividend payments outside the U.S. tend to be seasonal. Rather, the Fund aspires to increase the dividend paid on an annual basis. 90% of 2005’s dividend payments qualified for the lower 15% tax rate on stock dividends. In 2004 and 2003, 100% qualified. (There is no guarantee that this will be the case for future dividends.)

QUARTERLY DIVIDEND HISTORY

	Q1		Q2		Q3		Q4		Total
Class I Shares
2006	14.4	¢	18.0	¢	21.2	¢	N/A		N/A
2005	11.6	¢	14.2	¢	18.0	¢	29.7	¢	73.5	¢
2004	11.7	¢	13.6	¢	16.0	¢	22.7	¢	64.0	¢

KEY PORTFOLIO ATTRIBUTES

Equity Statistics
Portfolio P/E (12-mo. trailing)	15.0x
Median Market Cap	$12.3 B
Equity Holdings	49

Fixed Income Statistics

Weighted Average Coupon	5.6%
Average Credit Quality	A-
Average Maturity	2.7 yrs
Duration	1.8 yrs
Bond Holdings	40
30-day SEC Yield (I Shares)	4.07%

TOP TEN EQUITY HOLDINGS

Eni S.p.A.	3.5%
Host Hotels & Resorts, Inc.	3.2%
BBVA	3.1%
Telefónica S.A.	3.1%
Pfizer, Inc.	2.9%
Altria Group, Inc.	2.9%
GlaxoSmithKline plc	2.9%
General Electric Co.	2.9%
Southern Copper Corp.	2.8%
Microsoft Corp.	2.5%

AVERAGE ANNUAL TOTAL RETURNS*

For periods ending September 30, 2006

	YTD	1 Yr	Since Inception
I Shares (Incep: 11/3/03)	14.90%	16.53%	16.67%
Blended Index** (Since: 11/3/03)	8.86%	11.53%	12.15%

*	Periods under one year are not annualized.
**	Blended Index: 75% MSCI World Equity Index/25% Lehman Brothers Aggregate Bond Index

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The investment objective of Thornburg Investment Income Builder Fund is to provide a level of current income which exceeds the average yield on U.S. stocks, and which will grow, subject to periodic fluctuations, over the years. This objective remains constant over time. However, the specific investments we have used to try to reach our objective have changed over time. There is no guarantee the Fund will meet its investment objectives.

Business conditions for various industries and operating effectiveness at individual firms, change over time. Investor preferences, expressed as both absolute and relative prices, also change over time. In the view of your portfolio management team, “some doors close and others open.” As shown in the tables below, the percentage industry allocations of your Fund evolve to reflect these changing conditions.

TOP TEN INDUSTRIES

As of 9/30/06

Energy	12.1%
Banks	12.0%
Diversified Financials	10.4%
Telecommunication Services	9.9%
Food Beverage & Tobacco	6.6%
Real Estate	6.3%
Pharmaceuticals & Biotechnology	6.0%
Utilities	4.1%
Consumer Services	2.9%
Capital Goods	2.9%

TOP TEN INDUSTRIES

As of 6/30/06

Energy	13.2%
Banks	10.0%
Telecommunication Services	9.9%
Diversified Financials	9.4%
Pharmaceuticals & Biotechnology	8.5%
Real Estate	6.1%
Food Beverage & Tobacco	5.7%
Utilities	5.3%
Capital Goods	3.1%
Consumer Services	3.1%

TOP TEN INDUSTRIES

As of 3/31/06

Diversified Financials	12.4%
Energy	11.9%
Banks	8.4%
Telecommunication Services	8.2%
Real Estate	7.2%
Pharmaceuticals & Biotechnology	7.1%
Food Beverage & Tobacco	6.2%
Utilities	4.8%
Food & Staples Retailing	4.3%
Consumer Services	3.7%

TOP TEN INDUSTRIES

As of 12/31/05

Diversified Financials	15.2%
Energy	13.3%
Banks	10.2%
Utilities	8.9%
Pharmaceuticals & Biotechnology	7.9%
Real Estate	6.0%
Telecommunication Services	5.9%
Food Beverage & Tobacco	5.1%
Transportation	4.5%
Food & Staples Retailing	3.9%

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10    This page is not part of the Annual Report.

[GRAPHIC APPEARS HERE]

Thornburg Investment Income Builder Fund

I Shares – September 30, 2006

This report is certified under the Sarbanes-Oxley Act of 2002, which requires that public companies, including mutual funds, affirm that the information provided in their annual and semiannual shareholder reports fully and fairly represents their financial position.

Certified Annual Report    11

Letter to Shareholders

October 18, 2006

Dear Fellow Shareholder:

Thornburg Investment Income Builder Fund paid income dividends of 39.2¢ per I share in the six months ended September 30, 2006, up 21.7% from the 32.2¢ paid in the comparable prior year period. The net asset value per share increased 2.9% during the six-month period, from $19.15 to $19.71. For the fiscal year ended September 30, 2006, I share income dividends were 83.3¢, up 25.3% over the prior year. Your Fund also paid capital gains dividends of 34.0¢ per share. After paying these dividends, the net asset value per share increased $1.68, to $19.71. Recall that Thornburg Investment Income Builder Fund seeks to generate attractive and rising dividends over time from its portfolio of income producing stocks, bonds, and hybrid securities. These results indicate that we are on track with respect to these goals.

The median percentage increase of the most recent dividend paid by your portfolio firms was approximately 13% over the year-earlier level. This reflects the improving ability and willingness to pay dividends by most of the firms included in your Fund. Under the surface of the dividend landscape, there is a more complicated dynamic. Too many firms in certain U.S. industries that traditionally have the highest yields, utilities and REITs, appear relatively unattractive at this time, due to prior price appreciation and competition from rising short maturity interest rates. Broadly speaking, utilities are squeezed between higher fuel costs and political/ regulatory pressure to restrain, or even roll back rates. As each REIT is somewhat unique, it is difficult to generalize. We can say that capital flows into building rent-producing structures of almost every description have been enormous, so there is too little scarcity value in most sectors to hold out the prospect of interesting future reward for incoming investors at this time. Making our equity portfolio produce more dividend income with a modest allocation to REITs and utilities has been a challenge. We depend on the improved ability and willingness of firms in a broad group of other industries to pay higher dividends.

Oil & gas producers and refiners are one such group. Cash flows generated by these firms are enormous, given today’s prices for their hydrocarbon output. So far, most of these companies are not overspending to increase supply in a way that will lower visible future returns. We know that these cash flows are cyclical, so we remain guarded about our investment exposure to this area. During the latest semi-annual period, Chevron Corp. was among our better performers, while Canadian Oil Sands Trust, BP plc, and Precision Drilling Trust were all negative performers, following earlier periods of strong performance. Another group with attractive cash flows and modest valuations is the telecom services industry. We are particularly interested in firms that obtain a growing percentage of revenues from mobile telephony and broadband services. France Telecom S.A. languished during the period, while Telefónica S.A. and Telefónica O2 Czech Republic performed decently on the strength of attractive dividends. Vodafone was one of your Fund’s better performers as it refocused its business and paid special dividends with operating cash flows and the proceeds from the sale of an underperforming Japanese unit.

Contrary to most predictions in this time of rising money market interest rates, your bank and diversified financial services holdings, generally performed quite well during the last six months. Your portfolio’s top performers included Banco Bilbao Vizcaya Argentaria (Spanish headquartered bank), Hong Kong Exchanges and Clearing Ltd., and Bank of America Corp. One investment manager, W.P. Stewart & Co. Ltd., was among the worst portfolio performers, due to difficulties specific to its business execution.

Other strong portfolio performers during the period included UST Inc. (smokeless tobacco), Host Hotels and Resorts Inc. (hotels), Pfizer Inc. (pharmaceuticals), and Agile Property Holdings Ltd. (residential real estate development in China). Other weak portfolio performers during the period included OPAP SA (lotteries and gaming, based in Greece), FU JI Food & Catering Services (food services, based in China), Synagro Technologies Inc. (solid waste disposal), and Mediaset S.p.A. (video production and TV broadcasting, based in Italy). For the

12    Certified Annual Report

time being, we believe the business prospects of these weak performers are better than the stock price action of recent months would indicate. Your portfolio includes a diverse collection of dividend paying businesses from around the world.

Bond yields, while improved from their lows of last year, are not yet interesting – and the reward for taking corporate credit risk remains meager. The percentage of Thornburg Investment Income Builder assets invested in bonds has gradually declined over several quarters. However, we have increased your portfolio’s weighting in short maturity money market investments since yields on these surpassed 5%. The duration of the cash/bond component of the Thornburg Investment Income Builder Fund, now around 18% of fund assets, is less than 1.3 years. Domestic stocks, including preferred stocks, comprise around 40% of the portfolio, and foreign stocks make up around 41%.

We look forward to the coming quarters, recognizing that 2007 will present challenges. Consensus operating earnings per unit of the S&P 500 Index, around $76 for 2005, are forecast to be $86 for 2006 and about $90 in 2007. Dividend payouts on both U.S. and European corporate earnings are modest, leaving a high probability, we believe, that dividend growth will exceed earnings growth in future years. Don’t you agree that highly paid corporate chiefs should be able to distribute more than $25 out of operating earnings of $86? Cash is piling up on business balance sheets, with Federal Reserve data showing an incremental accumulation of more than $1 trillion in the last five years. Stay tuned.

Thank you for being a shareholder of Thornburg Investment Income Builder Fund. Remember that you can review descriptions of many of the stocks in your portfolio at your leisure by going to our internet site, www.thornburg.com/funds. Best wishes for a wonderful holiday season and New Year.

Sincerely,

Brian McMahon	Brad Kinkelaar	Steven J. Bohlin
Co-Portfolio Manager	Co-Portfolio Manager	Co-Portfolio Manager
President & Chief Investment Officer	Managing Director	Managing Director

The matters discussed in this report may constitute forward-looking statements made pursuant to the safe harbor provisions of the Securities Litigation Reform Act of 1995. These include any advisor or portfolio manager prediction, assessment, analysis or outlook for individual securities, industries, investment styles, market sectors and/or markets. These statements involve risks and uncertainties. In addition to the general risks described for each fund in its current prospectus, other factors bearing on these reports include the accuracy of the advisor’s or portfolio manager’s forecasts and predictions, the appropriateness of the investment strategies designed by the advisor or portfolio manager, and the ability of the advisor or portfolio manager to implement their strategies efficiently and successfully. Any one or more of these factors, as well as other risks affecting the securities markets generally, could cause the actual results of any fund to differ materially as compared to its benchmarks.

Certified Annual Report    13

STATEMENT OF ASSETS AND LIABILITIES

Thornburg Investment Income Builder Fund	September 30, 2006

ASSETS
Investments at value
Non-controlled affiliated issuers (cost $52,787,439)	$54,726,296
Non-affiliated issuers (cost $1,612,734,658)	1,777,146,557
Cash	4,040,861
Receivable for fund shares sold	19,414,858
Unrealized gain on forward exchange contracts (Note 7)	2,248,623
Dividends receivable	6,694,739
Interest receivable	2,029,474
Prepaid expenses and other assets	29,340

Total Assets	1,866,330,748

LIABILITIES
Payable for securities purchased	10,456,247
Payable for fund shares redeemed	1,298,136
Unrealized loss on forward exchange contracts (Note 7)	1,104,044
Payable to investment advisor and other affiliates (Note 3)	1,815,209
Accounts payable and accrued expenses	642,798
Dividends payable	559,860

Total Liabilities	15,876,294

NET ASSETS	$1,850,454,454

NET ASSETS CONSIST OF:
Undistributed net investment income	$12,565,595
Net unrealized appreciation on investments	167,483,179
Accumulated net realized gain (loss)	48,061,630
Net capital paid in on shares of beneficial interest	1,622,344,050

$1,850,454,454

14    Certified Annual Report

STATEMENT OF ASSETS AND LIABILITIES, CONTINUED

Thornburg Investment Income Builder Fund	September 30, 2006

NET ASSET VALUE:
Class A Shares:
Net asset value and redemption price per share ($903,346,983 applicable to 46,128,508 shares of beneficial interest outstanding - Note 4)	$19.58
Maximum sales charge, 4.50% of offering price	0.92

Maximum offering price per share	$20.50

Class C Shares:
Net asset value and offering price per share * ($636,947,195 applicable to 32,501,898 shares of beneficial interest outstanding - Note 4)	$19.60

Class I Shares:
Net asset value, offering and redemption price per share ($308,859,226 applicable to 15,672,074 shares of beneficial interest outstanding - Note 4)	$19.71

Class R1 Shares:
Net asset value, offering and redemption price per share ($1,301,050 applicable to 66,457 shares of beneficial interest outstanding - Note 4)	$19.58

*	Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

See notes to financial statements.

Certified Annual Report    15

STATEMENT OF OPERATIONS

Thornburg Investment Income Builder Fund	Year Ended September 30, 2006

INVESTMENT INCOME:
Dividend income
Non-controlled affiliated issuers	$2,724,710
Non-affiliated issuers (net of foreign taxes withheld of $3,051,975)	58,658,607
Interest income (net of premium amortized of $172,849)	12,534,567

Total Income	73,917,884

EXPENSES:
Investment advisory fees (Note 3)	10,797,815
Administration fees (Note 3)
Class A Shares	823,635
Class C Shares	562,892
Class I Shares	94,488
Class R1 Shares	818
Distribution and service fees (Note 3)
Class A Shares	1,656,256
Class C Shares	4,537,666
Class R1 Shares	3,196
Transfer agent fees
Class A Shares	612,375
Class C Shares	476,447
Class I Shares	87,965
Class R1 Shares	15,770
Registration and filing fees
Class A Shares	54,458
Class C Shares	40,336
Class I Shares	31,458
Class R1 Shares	13,854
Custodian fees (Note 3)	501,413
Professional fees	95,857
Accounting fees	94,073
Trustee fees	32,085
Other expenses	234,762

Total Expenses	20,767,619
Less:
Expenses reimbursed by investment advisor (Note 3)	(1,194,932)
Distribution and service fees waived (Note 3)	(20,000)
Fees paid indirectly (Note 3)	(57,509)

Net Expenses	19,495,178

Net Investment Income	$54,422,706

16    Certified Annual Report

STATEMENT OF OPERATIONS, CONTINUED

Thornburg Investment Income Builder Fund	Year Ended September 30, 2006

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) on:
Investments sold	$59,186,747
Foreign currency transactions	(5,679,701)

53,507,046

Net change in unrealized appreciation (depreciation) on:
Investments (net of change in deferred taxes payable of $306,966)	85,874,326
Foreign currency translations	(91,078)

85,783,248

Net Realized and Unrealized Gain	139,290,294

Net Increase in Net Assets Resulting From Operations	$193,713,000

See notes to financial statements.

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STATEMENTS OF CHANGES IN NET ASSETS

Thornburg Investment Income Builder Fund

	Year Ended September 30, 2006	Year Ended September 30, 2005
INCREASE (DECREASE) IN NET ASSETS FROM:

OPERATIONS:
Net investment income	$54,422,706	$27,694,765
Net realized gain on investments and foreign currency transactions	53,507,046	19,208,885
Increase (Decrease) in unrealized appreciation (depreciation) on investments, foreign currency translation, and deferred taxes	85,783,248	56,812,692

Net Increase (Decrease) in Net Assets Resulting from Operations	193,713,000	103,716,342

DIVIDENDS TO SHAREHOLDERS:
From net investment income
Class A Shares	(27,097,402)	(13,160,919)
Class C Shares	(16,063,539)	(7,462,307)
Class I Shares	(8,357,488)	(2,791,906)
Class R1 Shares	(25,242)	(2,854)
From realized gains
Class A Shares	(10,140,082)	(11,306)
Class C Shares	(6,660,050)	(7,266)
Class I Shares	(2,568,880)	(1,756)
Class R1 Shares	(6,756)	—

FUND SHARE TRANSACTIONS (NOTE 4):
Class A Shares	325,267,307	247,700,405
Class C Shares	257,138,902	166,392,249
Class I Shares	161,508,626	87,260,594
Class R1 Shares	952,708	271,714

Net Increase in Net Assets	867,661,104	581,902,990

NET ASSETS:
Beginning of year	982,793,350	400,890,360

End of year	$1,850,454,454	$982,793,350

Undistributed net investment income	$12,565,595	$6,877,895

See notes to financial statements.

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NOTES TO FINANCIAL STATEMENTS

Thornburg Investment Income Builder Fund	September 30, 2006

NOTE 1 – ORGANIZATION

Thornburg Investment Income Builder Fund, hereinafter referred to as the “Fund,” is a diversified series of Thornburg Investment Trust (the “Trust”). The Fund commenced operations on December 24, 2002. The Trust was organized as a Massachusetts business trust under a Declaration of Trust dated June 3, 1987 and is registered as a diversified, open-end management investment company under the Investment Company Act of 1940, as amended. The Trust is currently issuing eleven series of shares of beneficial interest in addition to those of the Fund: Thornburg Limited Term Municipal Fund, Thornburg California Limited Term Municipal Fund, Thornburg Limited Term U.S. Government Fund, Thornburg New Mexico Intermediate Municipal Fund, Thornburg Intermediate Municipal Fund, Thornburg Limited Term Income Fund, Thornburg Value Fund, Thornburg International Value Fund, Thornburg New York Intermediate Municipal Fund, Thornburg Core Growth Fund, and Thornburg Global Opportunities Fund. Each series is considered to be a separate entity for financial reporting and tax purposes and bears expenses directly attributable to it. The Fund pursues its investment objectives by investing in a broad range of income producing securities, primarily stocks and bonds.

The Fund currently offers four classes of shares of beneficial interest: Class A, Class C, Institutional Class (Class I), and Retirement Class (Class R1). Each class of shares of the Fund represents an interest in the same portfolio of investments of the Fund, except that (i) Class A shares are sold subject to a front-end sales charge collected at the time the shares are purchased and bear a service fee, (ii) Class C shares are sold at net asset value without a sales charge at the time of purchase, but are subject to a contingent deferred sales charge upon redemption within one year, and bear both a service fee and a distribution fee, (iii) Class I shares are sold at net asset value without a sales charge at the time of purchase, (iv) Class R1 shares are sold at net asset value without a sales charge at the time of purchase, but bear both a service fee and distribution fee, and (v) the respective classes may have different reinvestment privileges and conversion rights. Additionally, the Fund may allocate among its classes certain expenses, to the extent allowable, to specific classes including transfer agent fees, government registration fees, certain printing and postage costs, and administration and legal expenses. Currently, class specific expenses of the Fund are limited to service and distribution fees, administration fees and certain registration and transfer agent expenses.

NOTE 2 – SIGNIFICANT ACCOUNTING POLICIES

Significant accounting policies of the Trust are as follows:

Valuation of Securities: Investments are stated at value based on latest sales prices, normally at 4:00 pm EST reported on national securities exchanges on the last business day of the period. Investments for which no sale is reported are valued at the mean between bid and asked prices or in accordance with such other method as the Trustees may authorize. Debt investment securities have a primary market over the counter and are valued on the basis of valuations furnished by the pricing service. The pricing service values portfolio securities at quoted bid prices, normally at 4:00 pm EST. When quotations are not readily available, securities are valued at evaluated prices as determined by the pricing service using methods which include consideration of yields or prices of obligations of comparable quality, type of issue, coupon, maturity, and rating; indications as to value from dealers and general market conditions. In any case where a market quotation is not readily available, the Trust’s valuation and pricing committee determines a fair value for the investment using factors approved by the Trustees. Short term obligations having remaining maturities of 60 days or less are valued at amortized cost, which approximates market value.

Foreign Currency Translation: Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the exchange rate of such currencies against the U.S. dollar on the date of valuation. Purchases and sales of securities and income items denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the translation date. When the Fund purchases or sells foreign securities it will customarily enter into a foreign exchange contract to minimize foreign exchange risk from the trade date to the settlement date of such transactions.

The Fund does not separately report the effect of changes in foreign exchange rates from changes in market prices on securities held. Such changes are included in net realized and unrealized gain or loss from investments.

Reported net realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund’s books, and the U.S. dollar equivalent of the amounts actually received or paid.

Net unrealized foreign exchange gains and losses arise from changes in the fair value of assets and liabilities, other than investments in securities at fiscal period end, resulting from changes in exchange rates.

Deferred Taxes: The Fund is subject to a tax imposed on net realized gains of securities of certain foreign countries. The Fund records an estimated deferred tax liability for net unrealized gains on these securities as reflected in the accompanying financial statements.

Federal Income Taxes: It is the policy of the Trust to comply with the provisions of the Internal Revenue Code applicable to “regulated investment companies” and to distribute all taxable income, including any net realized gain on investments of the Fund to the shareholders. Therefore, no provision for Federal income taxes is required.

When-Issued and Delayed Delivery Transactions: The Trust may engage in when-issued or delayed delivery transactions. To the extent the Trust engages in such transactions, it will do so for the purpose of acquiring portfolio securities consistent with the Fund’s investment objectives and not for the purpose of investment leverage or to speculate on interest rate and or market changes. At the time the Trust makes a commitment to purchase a security on a when-issued basis, the Fund will record the

Certified Annual Report    19

NOTES TO FINANCIAL STATEMENTS, CONTINUED

Thornburg Investment Income Builder Fund	September 30, 2006

transaction and reflect the value in determining its net asset value. When effecting such transactions, assets of an amount sufficient to make payment for the portfolio securities to be purchased will be segregated on the Fund’s records on the trade date. Securities purchased on a when-issued or delayed delivery basis do not earn interest until the settlement date.

Dividends: Net investment income of the Fund is declared daily as a dividend on shares for which the Fund has received payment. Dividends are paid quarterly and are reinvested in additional shares of the Fund at net asset value per share at the close of business on the dividend payment date, or at the shareholder’s option, paid in cash. Net capital gains, to the extent available, will be distributed at least annually. Distributions to shareholders are based on income tax regulations and therefore, their characteristics may differ for financial statement and tax purposes.

General: Securities transactions are accounted for on a trade date basis. Interest income is accrued as earned and dividend income is recorded on the ex-dividend date. Certain income from foreign securities is recognized as soon as information is available to the Fund. Realized gains and losses from the sale of securities are recorded on an identified cost basis. Distributions received on securities that represent a return of capital or capital gain are recorded as a reduction of cost of investments and/or as a realized gain. The Fund estimates the components of distributions received that may be considered return of capital distributions or capital gain distributions. Net investment income (other than class specific expenses) and realized and unrealized gains and losses are allocated daily to each class of shares based upon the relative net asset value of outstanding shares of each class of shares at the beginning of the day (after adjusting for the current share activity of the respective class). Expenses common to all funds are allocated among the funds comprising the Trust based upon their relative net asset values or other appropriate allocation methods.

Guarantees and Indemnifications: Under the Trust’s organizational documents, its officers and Trustees are indemnified against certain liability arising out of the performance of their duties to the Fund. Additionally, in the normal course of business the Trust enters into contracts with service providers that contain general indemnification clauses. The Trust’s maximum exposure under these arrangements is unknown. However, based on experience, the Trust expects the risk of loss to be remote.

Use of Estimates: The preparation of financial statements, in conformity with generally accepted accounting principles, requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

NOTE 3 – INVESTMENT ADVISORY FEE AND OTHER TRANSACTIONS WITH AFFILIATES

Pursuant to an investment advisory agreement, Thornburg Investment Management, Inc. (the “Advisor”) serves as the investment advisor and performs services to the Fund for which the fees are payable at the end of each month. For the year ended September 30, 2006, these fees were payable at annual rates ranging from .875 of 1% to .675 of 1% per annum of the average daily net assets of the Fund depending on the Fund’s asset size. The Fund also has an administrative services agreement with the Advisor, whereby the Advisor will perform certain administrative services for the shareholders of each class of the Fund’s shares, and for which fees will be payable at an annual rate of up to .125 of 1% per annum of the average daily net assets attributable to each class of shares. For the year ended September 30, 2006, the Advisor voluntarily reimbursed certain class specific expenses, administrative fees, and distribution fees of $1,127,503 for Class C shares, $57,725 for Class I shares, and $29,704 for Class R1 shares.

The Trust has an underwriting agreement with Thornburg Securities Corporation (the “Distributor”, an affiliate of the Advisor), which acts as the Distributor of the Fund’s shares. For the year ended September 30, 2006, the Distributor has advised the Fund that it earned commissions aggregating $573,564 from the sale of Class A shares of the Fund and collected contingent deferred sales charges aggregating $66,100 from redemptions of Class C shares of the Fund.

Pursuant to a service plan under Rule 12b-1 of the Investment Company Act of 1940, the Fund may reimburse to the Advisor an amount not to exceed .25 of 1% per annum of its average daily net assets attributable to each class of shares of the Fund for payments made by the Advisor to securities dealers and other financial institutions to obtain various shareholder and distribution related services. The Advisor may pay out of its own resources additional expenses for distribution of the Fund’s shares.

The Trust has also adopted distribution plans pursuant to Rule 12b-1, applicable only to the Fund’s Class C and Class R1 shares, under which the Fund compensates the Distributor for services in promoting the sale of Class C and Class R1 shares of the Fund at an annual rate of up to .75 of 1% of the average daily net assets attributable to Class C and Class R1 shares. Total fees incurred by each class of shares of the Fund under its respective Service and Distribution Plans are set forth in the Statement of Operations.

The Trust has an agreement with the custodian bank to indirectly pay a portion of the custodian’s fees through credits earned by the Fund’s cash on deposit with the bank. This deposit agreement is an alternative to overnight investments. Custodial fees have been adjusted to reflect amounts that would have been paid without this agreement, with a corresponding adjustment reflected as fees paid indirectly in the Statement of Operations. For the year ended September 30, 2006, fees paid indirectly were $57,509. This figure may include additional fees waived by the Custodian.

Certain officers and Trustees of the Trust are also officers and/or Directors of the Advisor and Distributor. The compensation of independent Trustees is borne by the Trust.

20    Certified Annual Report

NOTES TO FINANCIAL STATEMENTS, CONTINUED

Thornburg Investment Income Builder Fund	September 30, 2006

NOTE 4 – SHARES OF BENEFICIAL INTEREST

At September 30, 2006, there were an unlimited number of shares of beneficial interest authorized. Transactions in shares of beneficial interest were as follows:

	Year Ended September 30, 2006		Year Ended September 30, 2005
	Shares	Amount	Shares	Amount
Class A Shares
Shares sold	20,476,188	$383,476,280	15,824,625	$272,463,968
Shares issued to shareholders in reinvestment of dividends	1,620,907	29,347,480	582,139	10,174,628
Shares repurchased	(4,735,350)	(87,574,938)	(2,029,458)	(34,963,867)
Redemption fees received**	—	18,485	—	25,676

Net Increase (Decrease)	17,361,745	$325,267,307	14,377,306	$247,700,405

Class C Shares
Shares sold	14,763,665	$277,357,697	10,240,222	$176,652,670
Shares issued to shareholders in reinvestment of dividends	887,275	16,040,689	278,319	4,873,053
Shares repurchased	(1,951,047)	(36,264,521)	(878,803)	(15,133,474)
Redemption fees received**	—	5,037	—	—

Net Increase (Decrease)	13,699,893	$257,138,902	9,639,738	$166,392,249

Class I Shares
Shares sold	8,727,511	$165,649,392	5,095,258	$88,334,328
Shares issued to shareholders in reinvestment of dividends	486,642	8,942,006	133,505	2,350,289
Shares repurchased	(701,013)	(13,090,059)	(195,879)	(3,428,955)
Redemption fees received**	—	7,287	—	4,932

Net Increase (Decrease)	8,513,140	$161,508,626	5,032,884	$87,260,594

Class R1 Shares*
Shares sold	51,927	$972,264	15,475	$269,569
Shares issued to shareholders in reinvestment of dividends	1,712	31,478	159	2,832
Shares repurchased	(2,776)	(51,042)	(40)	(687)
Redemption fees received**	—	8	—	—

Net Increase (Decrease)	50,863	$952,708	15,594	$271,714

*	Effective date of Class R1 shares was February 1, 2005.
**	The Fund charges a redemption fee of 1% of the Class A & Class I shares exchanged within 30 days of purchase. Prior to February 1, 2006, the Fund charged a redemption fee of 1% of the Class A & Class I shares exchanged within 90 days of purchase. Redemption fees charged to any Class are allocated to all Classes upon receipt of payment based on relative net asset values of each Class or other appropriate allocation methods.

NOTE 5 – SECURITIES TRANSACTIONS

For the year ended September 30, 2006, the Fund had purchase and sale transactions of investment securities (excluding short-term investments) of $1,337,513,432 and $688,957,626, respectively.

Certified Annual Report    21

NOTES TO FINANCIAL STATEMENTS, CONTINUED

Thornburg Investment Income Builder Fund	September 30, 2006

NOTE 6 – INCOME TAXES

At September 30, 2006, information on the tax components of capital is as follows:

Cost of investments for tax purpose	$1,662,316,960

Gross unrealized appreciation on a tax basis	$195,555,333
Gross unrealized depreciation on a tax basis	(25,999,440)

Net unrealized appreciation (depreciation) on investments (tax basis)	$169,555,893

Distributable earnings – ordinary income	$12,565,595
Distributable – capital gains	$48,061,630

At September 30, 2006, the Fund had deferred tax basis currency losses occurring subsequent to October 31, 2005 of $160,467. For tax purposes, such losses will be reflected in the year ending September 30, 2007.

In order to account for permanent book/tax differences, the Fund increased undistributed net investment income by $2,808,665 and decreased accumulated net realized investment gain by $2,808,665. This reclassification has no impact on the net asset value of the Fund. Reclassifications result primarily from foreign currency transactions, investments in REITs, and partnerships.

The tax character of distributions paid during the year ended September 30, 2006, and September 30, 2005, was as follows:

	2006	2005
Distributions from:
Ordinary income	$54,324,964	$23,435,475
Capital gains	16,594,475	2,839

Total	$70,919,439	$23,438,314

New Accounting Pronouncement:

On July 13, 2006, the Financial Accounting Standards Board issued Interpretation No. 48, “Accounting for Uncertainty in Income Taxes – an Interpretation of FASB Statement No. 109” (the “Interpretation”). The Interpretation prescribes a comprehensive model for how a company, including the Fund, should recognize, measure, present and disclose in its financial statements uncertain tax positions that the company has taken or expects to take on income tax returns, and also revises certain disclosure requirements. The Interpretation is effective for fiscal years beginning after December 15, 2006. Management has recently begun to evaluate the application of the Interpretation to the Fund and is not in a position at this time to estimate the significance of its impact, if any, on the Fund’s financial statements.

NOTE 7 – FINANCIAL INSTRUMENTS WITH OFF-BALANCE SHEET RISK AND FOREIGN INVESTMENT RISK

During the year ended September 30, 2006, the Fund was a party to financial instruments with off-balance sheet risks, primarily currency forward exchange contracts. A forward exchange contract is an agreement between two parties to exchange different currencies at a specified rate at an agreed upon future date. These contracts are purchased in order to minimize the risk to the Fund with respect to its foreign stock transactions from adverse changes in the relationship between the U.S. dollar and foreign currencies. In each case these contracts have been initiated in conjunction with foreign stock transactions. These instruments may involve market risks in excess of the amount recognized on the Statement of Assets and Liabilities. Such risks would arise from the possible inability of counterparties to meet the terms of their contracts, future movement in currency value and interest rates and contract positions that are not exact offsets. These contracts are reported in the financial statements at the Fund’s net equity, as measured by the difference between the forward exchange rates at the reporting date and the forward exchange rates at the dates of entry into the contract. There are special risks associated with international investing, including currency fluctuations, government regulation, political developments, and differences in liquidity.

CONTRACTS TO SELL:

Contracts	Contract Value Date	Unrealized Gain (Loss)
50,000,000 Euro Dollar for 64,303,000 USD	November 24, 2006	$670,940
38,000,000 Euro Dollar for 49,532,240 USD	November 24, 2006	1,171,874
25,000,000 Euro Dollar for 32,294,250 USD	January 10, 2007	405,809

Unrealized gain from forward Sell contracts:		2,248,623

25,000,000 Greater British Pound for 46,675,000 USD	December 05, 2006	(149,041)
21,000,000 Greater British Pound for 38,382,120 USD	December 21, 2006	(955,003)

Unrealized loss from forward Sell contracts:		(1,104,044)

Net unrealized gain (loss) from forward Exchange contracts		$1,144,579

22    Certified Annual Report

FINANCIAL HIGHLIGHTS

Thornburg Investment Income Builder Fund

	Year Ended September 30,		Period Ended September 30, 2004(c)
	2006	2005
Class I Shares:

PER SHARE PERFORMANCE (for a share outstanding throughout the period)+

Net asset value, beginning of period	$18.03	$15.64	$14.45

Income from investment operations:
Net investment income (loss)	0.88	0.84	0.74
Net realized and unrealized gain (loss) on investments	1.98	2.22	1.01

Total from investment operations	2.86	3.06	1.75

Less dividends from:
Net investment income	(0.84)	(0.67)	(0.56)
Net realized gains	(0.34)	—	—

Total dividends	(1.18)	(0.67)	(0.56)

Change in net asset value	1.68	2.39	1.19

NET ASSET VALUE, end of period	$19.71	$18.03	$15.64

RATIOS/SUPPLEMENTAL DATA

Total return(a)	16.53%	19.73%	12.19%
Ratios to average net assets:
Net investment income (loss)	4.68%	4.86%	5.33	%(b)
Expenses, after expense reductions	0.99%	1.00%	0.99	%(b)
Expenses, after expense reductions and net of custody credits	0.98%	0.99%	0.99	%(b)
Expenses, before expense reductions	1.02%	1.09%	1.21	%(b)

Portfolio turnover rate	55.29%	76.76%	109.21%

Net assets at end of period (000)	$308,859	$129,110	$33,247

(a)	Not annualized for periods less than one year.
(b)	Annualized.
(c)	Effective date of Class I Shares was November 1, 2003.
+	Based on weighted average shares outstanding.

Certified Annual Report    23

SCHEDULE OF INVESTMENTS

Thornburg Investment Income Builder Fund	September 30, 2006

CUSIPS: CLASS A - 885-215-558, CLASS C - 885-215-541, CLASS I - 885-215-467, CLASS R1 - 885-215-384

NASDAQ SYMBOLS: CLASS A - TIBAX, CLASS C - TIBCX, CLASS I - TIBIX, CLASS R1 - TIBRX

SUMMARY OF INDUSTRY EXPOSURE

As of 9/30/06

Energy	12.1%
Banks	12.0%
Diversified Financials	10.4%
Telecommunication Services	9.9%
Food Beverage & Tobacco	6.6%
Real Estate	6.3%
Pharmaceuticals & Biotechnology	6.0%
Utilities	4.1%
Consumer Services	2.9%
Capital Goods	2.9%
Materials	2.7%
Transportation	2.7%
Software & Services	2.5%
Food & Staples Retailing	2.4%
Commercial Services & Supplies	2.2%
Media	1.8%
Technology Hardware & Equipment	0.3%
Insurance	0.3%
Cash	6.7%
U.S.Treasury/Agency Securities	4.3%
Foreign Bonds	0.5%
Taxable Municipal Bonds	0.4%

SUMMARY OF COUNTRY EXPOSURE

As of 9/30/06

USA	50.9%
U.K.	10.3%
Spain	7.8%
Italy	7.2%
Canada	4.1%
Hong Kong	2.8%
Greece	2.0%
China	1.9%
France	1.8%
Switzerland	1.6%
Australia	1.0%
Czech Republic	0.9%
Malaysia	0.9%
Ireland	0.1%
Cash	6.7%

	Shares/ Principal Amount	Value
COMMON STOCK — 79.13%
BANKS — 11.35%
COMMERCIAL BANKS — 11.35%
Bank of America Corp.	625,000	$33,481,250
Barclays plc	1,500,000	18,921,387
BBVA	2,500,000	57,882,191
Liechtenstein Landesbank	36,000	28,702,119
Lloyds TSB Group plc	1,500,000	15,145,532
Royal Bank of Scotland Group plc	563,615	19,398,408
US Bancorp	1,100,000	36,542,000

		210,072,887

24    Certified Annual Report

SCHEDULE OF INVESTMENTS, CONTINUED

Thornburg Investment Income Builder Fund	September 30, 2006

	Shares/ Principal Amount	Value
CAPITAL GOODS — 2.86%
INDUSTRIAL CONGLOMERATES — 2.86%
General Electric Co.	1,500,000	$52,950,000

		52,950,000

COMMERCIAL SERVICES & SUPPLIES — 1.39%
COMMERCIAL SERVICES & SUPPLIES — 1.39%
Synagro Technologies, Inc.(1)	6,086,800	25,686,296

		25,686,296

CONSUMER SERVICES — 2.89%
HOTELS RESTAURANTS & LEISURE — 2.89%
Berjaya Sports Toto Berhad	13,016,000	16,517,050
OPAP SA	1,100,000	36,981,169

		53,498,219

DIVERSIFIED FINANCIALS — 8.01%
CAPITAL MARKETS — 2.24%
The Bank of New York Co., Inc.	850,000	29,971,000
WP Stewart & Co. Ltd.	915,000	11,400,900
DIVERSIFIED FINANCIAL SERVICES — 5.77%
AllianceBernstein Hldgs. LP	350,000	24,146,500
Bolsas y Mercados Espanoles+	800,000	29,930,009
Hong Kong Exchanges & Clearing Ltd.	2,400,000	17,541,968
JPMorgan Chase & Co.	750,000	35,220,000

		148,210,377

ENERGY — 11.82%
ENERGY EQUIPMENT & SERVICES — 1.58%
Precision Drilling Trust	950,000	29,244,530
OIL, GAS & CONSUMABLE FUELS — 10.24%
BP plc ADR	400,000	26,232,000
Canadian Oil Sands Trust	1,425,000	38,103,928
Centennial Coal Co. Ltd.	6,448,692	17,707,026
Chevron Corp.	650,000	42,159,000
Eni S.p.A.	2,200,000	65,226,410

		218,672,894

FOOD & STAPLES RETAILING — 2.37%
FOOD & STAPLES RETAILING — 2.37%
FU JI Food & Catering Services	13,000,000	21,690,025
Tesco plc	3,300,000	22,234,034

		43,924,059

FOOD BEVERAGE & TOBACCO — 6.39%
FOOD PRODUCTS — 1.57%
Reddy Ice Holdings, Inc. (1)	1,200,000	29,040,000

Certified Annual Report    25

SCHEDULE OF INVESTMENTS, CONTINUED

Thornburg Investment Income Builder Fund	September 30, 2006

	Shares/ Principal Amount	Value
TOBACCO — 4.82%
Altria Group, Inc.	700,000	$53,585,000
UST, Inc.	650,000	35,639,500

		118,264,500

MATERIALS — 2.75%
METALS & MINING — 2.75%
Southern Copper Corp.	550,000	50,875,000

		50,875,000

MEDIA — 1.74%
MEDIA — 1.74%
Mediaset S.p.A.	3,000,000	32,255,445

		32,255,445

PHARMACEUTICALS & BIOTECHNOLOGY — 5.79%
PHARMACEUTICALS — 5.79%
GlaxoSmithKline plc	2,000,000	53,226,930
Pfizer, Inc.	1,900,000	53,884,000

		107,110,930

REAL ESTATE — 5.81%
REAL ESTATE — 5.81%
Agile Property Holdings Ltd.	27,000,000	22,004,466
Highland Hospitality Corp.	1,800,000	25,794,000
Host Hotels & Resorts, Inc.	2,600,000	59,618,000

		107,416,466

SOFTWARE & SERVICES — 2.51%
SOFTWARE — 2.51%
Microsoft Corp.	1,700,000	46,461,000

		46,461,000

TELECOMMUNICATION SERVICES — 7.55%
DIVERSIFIED TELECOMMUNICATION SERVICES — 5.80%
France Telecom SA	1,450,000	33,295,739
Telefónica 02 Czech Republic a.s.	850,700	16,846,677
Telefónica S.A.	3,300,000	57,230,104
WIRELESS TELECOMMUNICATION SERVICES — 1.75%
Vodafone Group plc	14,111,125	32,285,857

		139,658,377

TRANSPORTATION — 2.40%
TRANSPORTATION INFRASTRUCTURE — 2.40%
Hopewell Highway	15,643,500	12,207,054
Macquarie Infrastructure Co.	600,000	18,708,000
Shenzhen Chiwan Wharf Holdings Ltd.	8,732,449	13,449,020

		44,364,074

26    Certified Annual Report

SCHEDULE OF INVESTMENTS, CONTINUED

Thornburg Investment Income Builder Fund	September 30, 2006

	Shares/ Principal Amount	Value
UTILITIES — 3.50%
ELECTRIC UTILITIES — 1.97%
Enel S.p.A.	4,000,000	$36,511,769
MULTI-UTILITIES — 1.53%
Dominion Resources, Inc.	370,000	28,301,300

		64,813,069

TOTAL COMMON STOCK (Cost $1,305,893,212)		1,464,233,593

PREFERRED STOCK — 1.61%
BANKS — 0.67%
COMMERCIAL BANKS — 0.67%
First Tennessee Bank	12,000	12,363,000

		12,363,000

DIVERSIFIED FINANCIALS — 0.94%
CAPITAL MARKETS — 0.17%
Morgan Stanley	120,000	3,096,000
DIVERSIFIED FINANCIAL SERVICES — 0.77%
Lehman Brothers Holdings, Inc.	140,000	3,589,600
Merrill Lynch & Co., Inc.	420,000	10,672,200

		17,357,800

TOTAL PREFERRED STOCK (Cost $29,008,250)		29,720,800

CORPORATE BONDS — 5.90%
COMMERCIAL SERVICES & SUPPLIES — 0.79%
COMMERCIAL SERVICES & SUPPLIES — 0.79%
Allied Waste North America, Inc., 6.375%, 4/15/2011	$500,000	487,500
Valassis Communications, 6.625%, 1/15/2009	14,000,000	13,963,320
Waste Management, Inc., 7.375%, 8/1/2010	175,000	187,572

		14,638,392

DIVERSIFIED FINANCIALS — 1.48%
CONSUMER FINANCE — 1.09%
Capital One Financial Corp., 6.15%, 9/1/2016	20,000,000	20,237,260
DIVERSIFIED FINANCIAL SERVICES — 0.39%
Capital One Bank, 6.70%, 5/15/2008	655,000	668,548
Capital One Bank, 6.50%, 6/13/2013	1,500,000	1,568,831
SLM Corp. CPI Floating Rate Note, 6.44%, 1/31/2014	3,080,000	2,950,609
SLM Corp. CPI Floating Rate Note, 5.52%, 3/2/2009	2,000,000	1,933,400

		27,358,648

Certified Annual Report    27

SCHEDULE OF INVESTMENTS, CONTINUED

Thornburg Investment Income Builder Fund	September 30, 2006

	Shares/ Principal Amount	Value
ENERGY — 0.28%
OIL, GAS & CONSUMABLE FUELS — 0.28%
Murphy Oil Corp., 6.375%, 5/1/2012	$5,000,000	$5,161,815

		5,161,815

FOOD BEVERAGE & TOBACCO — 0.21%
BEVERAGES — 0.21%
Diageo Capital plc, 5.50%, 9/30/2016	4,000,000	3,966,584

		3,966,584

INSURANCE — 0.25%
INSURANCE — 0.25%
AAG Holding Co., Inc., 6.875%, 6/1/2008	335,000	340,776
Hartford Life, Inc., 7.10%, 6/15/2007	400,000	404,602
Liberty Mutual Group, Inc., 5.75%, 3/15/2014	1,000,000	983,408
Old Republic International Corp., 7.00%, 6/15/2007	1,000,000	1,006,369
Pacific Life Global Funding CPI Floating Rate Note, 6.33%, 2/6/2016	2,000,000	1,906,360

		4,641,515

MEDIA — 0.07%
MEDIA — 0.07%
AOL Time Warner, Inc., 6.875%, 5/1/2012	425,000	449,391
Independent News & Media plc, 5.75%, 5/17/2009	600,000	766,899

		1,216,290

PHARMACEUTICALS & BIOTECHNOLOGY — 0.25%
BIOTECHNOLOGY — 0.25%
Tiers Inflation Linked Trust Series Wyeth 2004 21 Trust Certificate
CPI Floating Rate Note, 6.017%, 2/1/2014	5,000,000	4,596,800

		4,596,800

REAL ESTATE — 0.46%
REAL ESTATE — 0.46%
Agile Property Holdings Ltd, 9.00%, 9/22/2013	7,000,000	6,947,500
MDC Holdings, Inc., 7.00%, 12/1/2012	1,500,000	1,523,333

		8,470,833

TECHNOLOGY HARDWARE & EQUIPMENT — 0.30%
COMPUTERS & PERIPHERALS — 0.19%
Jabil Circuit, Inc., 5.875%, 7/15/2010	3,485,000	3,516,410
TECHNOLOGY HARDWARE & EQUIPMENT — 0.11%
Cisco Systems, Inc., 5.479%, 2/20/2009	2,000,000	2,003,502

		5,519,912

28    Certified Annual Report

SCHEDULE OF INVESTMENTS, CONTINUED

Thornburg Investment Income Builder Fund	September 30, 2006

	Shares/ Principal Amount	Value
TELECOMMUNICATION SERVICES — 0.92%
DIVERSIFIED TELECOMMUNICATION SERVICES — 0.92%
Level 3 Communications, Inc. Senior Notes, 11.50%, 3/1/2010	$6,500,000	$6,678,750
Level 3 Finance, Inc. Senior Notes, 12.25%, 3/15/2013	7,000,000	7,805,000
TCI Communications, Inc., 7.875%, 8/1/2013	2,285,000	2,553,309

		17,037,059

TRANSPORTATION — 0.27%
AIR FREIGHT & LOGISTICS — 0.27%
FedEx Corp., 5.50%, 8/15/2009	5,000,000	5,032,115

		5,032,115

UTILITIES — 0.62%
ELECTRIC UTILITIES — 0.38%
Monongahela Power, 5.70%, 3/15/2017	7,000,000	7,036,400
GAS UTILITIES — 0.24%
Oneok Partners, LP Senior Notes, 5.90%, 4/1/2012	3,000,000	3,023,862
Sonat, Inc., 7.625%, 7/15/2011	1,400,000	1,435,000

		11,495,262

TOTAL CORPORATE BONDS (Cost $106,852,943)		109,135,225

CONVERTIBLE BONDS — 1.40%
TELECOMMUNICATION SERVICES — 1.40%
DIVERSIFIED TELECOMMUNICATION SERVICES — 1.40%
Level 3 Communications, Inc., 6.00%, 3/15/2010	29,080,000	25,554,050
Level 3 Communications, Inc., 6.00%, 9/15/2009	397,000	356,804

		25,910,854

TOTAL CONVERTIBLE BONDS (Cost $21,134,889)		25,910,854

TAXABLE MUNICIPAL BONDS — 0.38%
Michigan Public Educational Facilities Authority, 5.70%, 8/31/2007	1,795,000	1,796,831
Short Pump Town Center Community Development, 6.26%, 2/1/2009	2,000,000	2,015,920
Victor New York, 9.05%, 5/1/2008	1,175,000	1,183,401
Victor New York, 9.20%, 5/1/2014	2,000,000	2,066,720

TOTAL TAXABLE MUNICIPAL BONDS (Cost $7,131,416)		7,062,872

U.S. GOVERNMENT AGENCIES — 1.38%
Federal National Mtg Assoc CPI Floating Rate Note, 5.459%, 2/17/2009	2,000,000	1,940,120
Federal National Mtg Assoc Remic Series 2006-B1 Class AB, 6.00%, 6/25/2016	23,554,419	23,687,980

TOTAL U.S. GOVERNMENT AGENCIES (Cost $25,455,020)		25,628,100

Certified Annual Report    29

SCHEDULE OF INVESTMENTS, CONTINUED

Thornburg Investment Income Builder Fund	September 30, 2006

	Shares/ Principal Amount	Value
U.S.TREASURY SECURITIES — 2.96%
United States Treasury Notes, 3.50%, 11/15/2006	$20,000,000	$19,965,620
United States Treasury Notes, 2.625%, 11/15/2006	35,000,000	34,902,944

TOTAL U.S.TREASURY SECURITIES (Cost $54,853,911)		54,868,564

FOREIGN BONDS — 0.49%
Alberta Treasury Notes, 4.10%, 6/1/2011	10,000,000	8,984,936

TOTAL FOREIGN BONDS (Cost $8,864,547)		8,984,936

SHORT TERM INVESTMENTS — 5.75%
Abbey National, 5.19%, 10/3/2006	42,000,000	41,987,890
American General Finance Corp., 5.30%, 10/5/2006	36,000,000	35,978,800
Lasalle Bank Corp., 5.19%, 10/10/2006	24,000,000	23,968,860
Toyota Motor Credit Corp. - Puerto Rico, 5.21%, 10/13/2006	4,400,000	4,392,359

TOTAL SHORT TERM INVESTMENTS (Cost $106,327,909)		106,327,909

TOTAL INVESTMENTS — 99.00% (Cost $1,665,522,097)		$1,831,872,853
OTHER ASSETS LESS LIABILITIES — 1.00%		18,581,601

NET ASSETS — 100.00%		$1,850,454,454

Footnote Legend

+	Non-income producing

See notes to financial statements.

(1)	Investment in Affiliates

Holdings of voting securities of each portfolio company which is considered “affiliated” to the Fund under the Investment Company Act of 1940 because the Fund’s holding represented 5% or more of the company’s voting securities during the period, are shown below:

Issuer	Shares at Sept. 30, 2005	Gross Additions	Gross Reductions	Shares at Sept. 30, 2006	Market Value Sept. 30, 2006	Dividend Income
Synagro Technologies, Inc.	5,924,455	625,545	463,200	6,086,800	25,686,296	2,427,360
Ready Ice Holdings, Inc.	500,000	700,000	—	1,200,000	29,040,000	297,350

Total non-controlled “affiliated companies” — 2.96% of Net Assets

Portfolio Abbreviations

To simplify the listings of securities, abbreviations are used per the table below:

ADR	American Depository Receipt
REMIC	Real Estate Mortgage Investment Conduit

30    Certified Annual Report

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Thornburg Investment Income Builder Fund	September 30, 2006

To the Trustees and Class I Shareholders of

Thornburg Investment Income Builder Fund

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Thornburg Investment Income Builder Fund (one of the portfolios constituting Thornburg Investment Trust, hereafter referred to as the “Fund”) at September 30, 2006, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for Class I shares for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at September 30, 2006 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

New York, New York

November 16, 2006

Certified Annual Report    31

EXPENSE EXAMPLE

Thornburg Investment Income Builder Fund	September 30, 2006 (Unaudited)

As a shareholder of the Fund, you incur two types of costs:

(1) transaction costs, including a 30-day redemption fee on Class I shares and

(2) ongoing costs, including management and administrative fees and other Fund expenses.

This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested on March 31, 2006 and held until September 30, 2006.

Actual Expenses

The first line of the table at right provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table at right provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value 3/31/06	Ending Account Value 9/30/06	Expenses Paid During Period† 3/31/06–9/30/06
Class I Shares
Actual	$1,000.00	$1,050.40	$5.02
Hypothetical*	$1,000.00	$1,020.17	$4.95

†	Expenses are equal to the annualized expense ratio for Class I shares (0.98%) multiplied by the average account value over the period, multiplied by 183/365 to reflect the one-half year period.
*	Hypothetical assumes a rate of return of 5% per year before expenses.

32    Certified Annual Report

INDEX COMPARISON

Thornburg Investment Income Builder Fund	September 30, 2006 (Unaudited)

GROWTH OF A HYPOTHETICAL $10,000 INVESTMENT

Thornburg Investment Income Builder Fund versus Blended Index (November 3, 2003 to September 30, 2006)

AVERAGE ANNUAL TOTAL RETURNS

For periods ended September 30, 2006

	1 Yr	Since Inception
I Shares (Incep: 11/3/03)	16.53%	16.67%
Blended Index (Since: 11/3/03)	11.53%	12.15%

Performance data reflects past performance, which is no guarantee of future results. The performance data and graph do not reflect the deduction of taxes that a shareholder would pay on distributions or the redemption of Fund shares.

Returns reflect the reinvestment of dividends and capital gains. There is no up-front sales charge for Class I shares. Class I shares are subject to a 1% 30-day redemption fee.

The blended index is comprised of 25% Lehman Brothers Aggregate Bond Index and 75% MSCI World Equity Index. The Lehman Brothers Aggregate Bond Index is composed of approximately 6,000 publicly traded bonds including U.S. government, mortgage-backed, corporate and Yankee bonds with an average maturity of approximately 10 years. The index is weighted by the market value of the bond included in the index. This index represents asset types which are subject to risk, including loss of principal. The Morgan Stanley Capital International (MSCI) World Index is an unmanaged market-weighted index that consists of over 1,200 equity securities traded in 23 of the world’s most developed countries. Securities are listed on exchanges in the U.S., Europe, Canada, Australia, New Zealand, and the Far East. The index is calculated with net dividends reinvested, in U.S. dollars.

Certified Annual Report    33

TRUSTEES AND OFFICERS

Thornburg Investment Income Builder Fund	September 30, 2006 (Unaudited)

Name, Age, Position Held with Fund Year Elected	Principal Occupation(s) During Past Five Years	Other Directorships Held by Trustee
INTERESTED TRUSTEES(1)(2)(4)

Garrett Thornburg, 60 Chairman of Trustees, Trustee since 1987(3)	CEO, Chairman and controlling shareholder of Thornburg Investment Management, Inc. (investment advisor) and Thornburg Securities Corporation (securities dealer); Chairman of Thornburg Limited Term Municipal Fund, Inc. (registered investment company) to 2004; CEO and Chairman of Thornburg Mortgage, Inc. (real estate investment trust); Chairman of Thornburg Mortgage Advisory Corporation (investment manager to Thornburg Mortgage, Inc.).	Director of Thornburg Mortgage, Inc. (real estate investment trust)

Brian J. McMahon, 50 Trustee since 2001, Member of Governance & Nominating Committee, President since 1997(5)(6)	President, Managing Director, Chief Investment Officer, and Co-Portfolio Manager of Thornburg Investment Management, Inc.; President of Thornburg Limited Term Municipal Fund, Inc. to 2004.	None

INDEPENDENT TRUSTEES(1)(2)(4)

David A. Ater, 61 Trustee since 1994, Member of Audit Committee and Governance & Nominating Committee	Principal in Ater & Associates, Santa Fe, NM (developer, planner and broker of residential and commercial real estate); owner, developer and broker for various real estate projects.	Director of Thornburg Mortgage, Inc. (real estate investment trust)

David D. Chase, 65 Chairman of Audit Committee, Trustee since 2000	Chairman, President, CEO, and Managing Member of Vestor Associates, LLC, the general partner of Vestor Partners, LP, Santa Fe, NM (private equity fund); Chairman and CEO of Vestor Holdings, Inc., Santa Fe, NM (merchant bank).	None

Eliot R. Cutler, 60 Chairman of Governance & Nominating Committee, Trustee since 2004	Partner, Akin, Gump, Strauss, Hauer & Feld, LLP, Washington, D.C. (law firm)	Director of Thornburg Mortgage, Inc. (real estate investment trust)

Susan H. Dubin, 57 Trustee since 2004, Member of Audit Committee	President of Dubin Investments, Ltd., Greenwich, CT (private investment fund); Director and officer of various charitable organizations.	None

Owen D. Van Essen, 52 Trustee since 2004, Member of Governance & Nominating Committee	President of Dirks, Van Essen & Murray, Santa Fe, NM (newspaper mergers and acquisitions).	None

James W. Weyhrauch, 47 Trustee since 1996, Member of Audit Committee	Real estate broker, Santa Fe Properties, Santa Fe, NM since 2004; President and CEO from 1997–2004, and Vice Chairman 2004 to date, Nambé Mills, Inc., Santa Fe, NM (manufacturer).	None

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TRUSTEES AND OFFICERS, CONTINUED

Thornburg Investment Income Builder Fund	September 30, 2006 (Unaudited)

Name, Age, Position Held with Fund Year Elected	Principal Occupation(s) During Past Five Years	Other Directorships Held by Trustee
OFFICERS OF THE FUND (WHO ARE NOT TRUSTEES)(1)(6)(7)

Steven J. Bohlin, 47 Vice President since 1987, Treasurer since 1989	Portfolio Manager, Co-Portfolio Manager, Vice President, and Managing Director of Thornburg Investment Management, Inc.; Vice President of Thornburg Limited Term Municipal Fund, Inc. to 2004.	Not applicable

George T. Strickland, 43 Vice President since 1996	Portfolio Manager, Vice President, and Managing Director of Thornburg Investment Management, Inc.; Vice President (to 2004) and Treasurer (2003–2004) of Thornburg Limited Term Municipal Fund, Inc.	Not applicable

William V. Fries, 67 Vice President since 1995	Portfolio Manager, Co-Portfolio Manager, Vice President, and Managing Director of Thornburg Investment Management, Inc.	Not applicable

Leigh Moiola, 39 Vice President since 2001	Vice President and Managing Director of Thornburg Investment Management, Inc.; Vice President of Thornburg Limited Term Municipal Fund, Inc. to 2004.	Not applicable

Kenneth Ziesenheim, 52 Vice President since 1995	Vice President and Managing Director of Thornburg Investment Management, Inc.; President of Thornburg Securities Corporation; Vice President of Thornburg Limited Term Municipal Fund, Inc. to 2004.	Not applicable

Alexander Motola, 36 Vice President since 2001	Portfolio Manager, Vice President, and Managing Director of Thornburg Investment Management, Inc. since 2001.	Not applicable

Wendy Trevisani, 35 Vice President since 1999	Co-Portfolio Manager since 2006, Managing Director since 2004, Vice President, and Associate Portfolio Manager of Thornburg Investment Management, Inc.; Vice President of Thornburg Limited Term Municipal Fund, Inc. to 2002.	Not applicable

Joshua Gonze, 43 Vice President since 1999	Managing Director since 2004, Associate Portfolio Manager and Vice President of Thornburg Investment Management, Inc.; Vice President of Thornburg Limited Term Municipal Fund, Inc. to 2004.	Not applicable

Brad Kinkelaar, 38 Vice President since 1999	Co-Portfolio Manager since 2002, Managing Director since 2004, Vice President since 2000, and Associate Portfolio Manager of Thornburg Investment Management, Inc.	Not applicable

Christopher Ihlefeld, 36 Vice President since 2003	Managing Director since 2006 and Associate Portfolio Manager and Vice President since 2002 of Thornburg Investment Management, Inc.; Vice President of Limited Term Municipal Fund, Inc., 2003–2004.	Not applicable

Leon Sandersfeld, 40 Vice President since 2003	Associate of Thornburg Investment Management, Inc. since 2002; Senior Staff Accountant, Farm Bureau Life Insurance Co. to 2002.	Not applicable

Sasha Wilcoxon, 32 Vice President since 2003, Secretary since 2006	Mutual Fund Support Service Department Manager since 2002 and Associate of Thornburg Investment Management, Inc.	Not applicable

Certified Annual Report    35

TRUSTEES AND OFFICERS, CONTINUED

Thornburg Investment Income Builder Fund	September 30, 2006 (Unaudited)

Name, Age, Position Held with Fund Year Elected	Principal Occupation(s) During Past Five Years	Other Directorships Held by Trustee
Ed Maran, 48 Vice President since 2004	Co-Portfolio Manager since 2006, Vice President and Managing Director since 2005, and Associate Portfolio Manager since 2002 of Thornburg Investment Management, Inc.; Analyst, USAA 2001–2002.	Not applicable

Vinson Walden, 36 Vice President since 2004	Co-Portfolio Manager since 2006, Vice President and Managing Director since 2005, and Associate Portfolio Manager since 2002 of Thornburg Investment Management, Inc.; Associate Portfolio Manager, Ibis Management 2002–2004; Associate, Lehman Brothers to 2001.	Not applicable

Van Billops, 40 Vice President since 2006	Associate of Thornburg Investment Management, Inc.	Not applicable

Thomas Garcia, 35 Vice President since 2006	Vice President and Managing Director since 2004, and Associate Portfolio Manager of Thornburg Investment Management, Inc.	Not applicable

Lei Wang, 35 Vice President since 2006	Co-Portfolio Manager and Managing Director since 2006, and Associate Portfolio Manager since 2004 of Thornburg Investment Management, Inc.; Associate, Enso Capital Management, LLC 2002–2004; Associate, Deutsche Bank 2001–2002.	Not applicable

Connor Browne, 27 Vice President since 2006	Co-Portfolio Manager and Managing Director since 2006, and Associate Portfolio Manager since 2001 of Thornburg Investment Management, Inc.	Not applicable

(1)	Each person’s address is 119 East Marcy Street, Santa Fe, New Mexico 87501.
(2)	The Fund is one of twelve separate investment “Funds” or “series” of Thornburg Investment Trust (the “Trust”), which comprises the Thornburg mutual fund complex and is organized as a Massachusetts business trust. The Trust currently has twelve active Funds. Thornburg Investment Management, Inc. is the investment advisor to, and manages, the twelve Funds of the Trust. Each Trustee oversees the twelve Funds of the Trust.
(3)	Mr. Thornburg is considered an “interested” Trustee under the Investment Company Act of 1940 because he is a director and controlling shareholder of Thornburg Investment Management, Inc., the investment advisor to the twelve active Funds of the Trust, and is the sole director and controlling shareholder of Thornburg Securities Corporation, the distributor of shares for the Trust.
(4)	Each Trustee serves in office until the election and qualification of a successor.
(5)	Mr. McMahon is considered an “interested” Trustee because he is the president of Thornburg Investment Management, Inc.
(6)	The Trust’s president, secretary and treasurer each serve a one-year term or until the election and qualification of a successor; each other officer serves at the pleasure of the Trustees.
(7)	Assistant vice presidents, assistant secretaries and assistant treasurers are not shown.

The Statement of Additional Information for each Fund of the Trust includes additional information about the Trustees and is available, without charge and upon request, by calling 1-800-847-0200.

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OTHER INFORMATION

Thornburg Investment Income Builder Fund	September 30, 2006 (Unaudited)

PORTFOLIO PROXY VOTING

Policies and Procedures:

The Trust has delegated to Thornburg Investment Management, Inc. (the “Advisor”) voting decisions respecting proxies for the Fund’s voting securities. The Advisor makes voting decisions in accordance with its Proxy Voting Policy and Procedures. A description of the Policy and Procedures is available (i) without charge, upon request, by calling the Advisor toll-free at 1-800-847-0200, (ii) on the Thornburg website at www.thornburg.com, and (iii) on the Securities and Exchange Commission’s website at www.sec.gov.

Commencing August 31, 2004, information regarding how proxies were voted is available on or before August 31 of each year for the twelve months ending the preceding June 30. This information is available (i) without charge, upon request by calling the Advisor toll-free at 1-800-847-0200, (ii) on the Thornburg website at www.thornburg.com, and (iii) on the Securities and Exchange Commission’s website at www.sec.gov.

TAX INFORMATION

For the fiscal year ended September 30, 2006, the Fund designates long-term capital gain dividends of $16,515,382 and long-term capital gain dividends taxed at the 25% rate of $79,093.

For the tax year ended September 30, 2006, the Thornburg Investment Income Builder Fund designates 76.81% of the dividends paid from tax basis net ordinary income as qualifying for the reduced rate under the Jobs and Growth Tax Relief and Reconciliation Act of 2003.

28.69% of the ordinary income distributions paid by the Fund for the year ended September 30, 2006 qualified for the corporate dividends received deduction.

The information and distributions reported herein may differ from the information and distributions taxable to the shareholders for the calendar year ending December 31, 2006. Complete information will be computed and reported in conjunction with your 2006 Form 1099-DIV.

AVAILABILITY OF QUARTERLY PORTFOLIO SCHEDULE

The Fund files with the Securities and Exchange Commission schedules of its portfolio holdings on Form N-Q for the first and third quarters of each fiscal year. The Fund’s Forms N-Q are available on the Commission’s website at www.sec.gov, or may be reviewed and copied at the Commission’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. The Fund also makes this information available on its website at www.thornburg.com/download or upon request by calling 1-800-847-0200.

TRUSTEES DELIBERATIONS RESPECTING RENEWAL OF INVESTMENT ADVISORY AGREEMENT

Thornburg Investment Management, Inc. (the “Advisor”) provides investment management services to Thornburg Investment Income Builder Fund pursuant to an investment advisory agreement. The Trustees consider the renewal of this agreement annually, and most recently determined to renew the agreement on September 12, 2006.

In connection with their general supervision of the Advisor, the Trustees receive and consider reports throughout the year from the Advisor respecting the Advisor’s management of the Fund’s investments. These reports include information about the Fund’s investment performance, purchase and sale of portfolio investments and explanations from the Advisor respecting investment selections, the investment performance of the Fund, general appraisals of industry and economic prospects and factors, and other matters affecting the Fund and relating to the Advisor’s performance of services for the Fund.

In anticipation of their recent consideration of the advisory agreement’s renewal, the independent Trustees met with representatives of the Advisor in July 2006 to discuss the Trustees’ evaluation of the Advisor’s performance and to specify the information the Advisor would present to the Trustees for their review. The independent Trustees thereafter met in independent session to consider various factors respecting the agreement’s renewal, and met in a subsequent session with the Advisor’s chief investment officer to present questions. Following these sessions, the Trustees met on September 12, 2006 to consider a renewal of the advisory agreement.

The information below summarizes certain factors considered by the Trustees in connection with the determination to renew the advisory agreement. In determining to renew the advisory agreement, the Trustees did not identify any single factor as controlling, and this summary does not describe all of the matters considered by the Trustees in making their determination.

Quality of Services; Fund Investment Performance. In evaluating the nature, extent and quality of services provided by the Advisor to the Fund, and in reviewing the Fund’s investment performance, the Trustees considered qualitative and quantitative information presented to the Trustees throughout the preceding year and in anticipation of their annual evaluation, including:

(i)	reports from portfolio management personnel respecting execution of portfolio investment strategies in prevailing market conditions;

(ii)	information respecting issuer, industry, market and economic developments;

(iii)	the Fund’s absolute investment performance and achievement of stated objectives, including specific dividend growth data;

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OTHER INFORMATION, CONTINUED

Thornburg Investment Income Builder Fund	September 30, 2006 (Unaudited)

(iv)	measures of the Fund’s investment returns over different periods of time relative to a category of “world-allocation” mutual funds having income and capital appreciation objectives, selected by an independent mutual fund analyst firm, and relative to a blended performance benchmark comprised of two broad based securities indices; and

(v)	comparative measures of portfolio relativity, risk and return.

The Trustees also considered the Advisor’s staffing and other resources, the Advisor’s efforts to contain costs and expenses, the Advisor’s supervision of services provided to the Trust by third party service providers, the Advisor’s performance of administrative, accounting and other services, the Advisor’s adherence to compliance and regulatory requirements, the Advisor’s responsiveness to the Trustees, and other factors. The Trustees noted that the value of comparisons of the Fund’s investment performance to mutual fund categories may be limited in some degree because the Fund’s investment objective and strategies, as defined in its prospectus, are unique or may vary from the methods for selecting the investments for other funds.

In conducting their evaluation, the Trustees observed that the Advisor had continued to faithfully pursue and achieve the Fund’s stated objectives, as demonstrated particularly by the Advisor’s selection of investments in accordance with the Fund’s stated strategies, and the Fund’s investment returns. The Trustees also observed in conducting their evaluations the Fund’s historical dividend payments to shareholders and the increases in the dividend each year, the Fund’s superior investment performance relative to the performance of a recognized category of equity income mutual funds having certain characteristics comparable to the Fund and selected by an independent mutual fund analyst firm, the Fund’s outperformance of a blended benchmark (consisting of two broad based indices reflecting the experience of fixed income securities and equity securities, respectively) in each year since the Fund’s inception, the Fund’s performance relative to the blended benchmark in periods of both positive and negative market conditions, and the positive effects of the Fund’s cumulative returns.

The Trustees concluded, based upon these and other considerations, that the Advisor had actively and competently pursued the Fund’s stated investment objectives in accordance with the Fund’s investment policies stated in its prospectuses. The Trustees further concluded that the investment performance of the Fund was satisfactory in the context of the Fund’s objectives and policies, and prevailing market conditions.

Fees and Expenses; Profitability of Advisor. In reviewing the fees charged by the Advisor to the Fund, the Trustees primarily considered the fees charged by the Advisor and the other expenses charged to the Fund in light of the nature and quality of services provided, comparison of the actual Advisor’s fee and Fund expenses to the statement of fees and expenses in the Fund’s prospectuses, comparisons of the Advisor’s fee and other Fund expenses to median and average fees and expenses charged to a grouping of mutual funds assembled by an independent mutual fund analyst firm, and comparisons of fees and expenses charged to the Fund with fees and expenses charged to other specific mutual funds. In addition, the Trustees considered the profitability of the Advisor compared to other investment management firms, and comparisons of the investment management fee rates charged by the Advisor to the Fund with rates charged to other clients and the differing types of services furnished to the Fund and the other clients. The Trustees noted that the management fee charged to the Fund was higher than (but comparable to) the average and median fee rates to the grouping of mutual funds assembled by the mutual fund analyst firm, and that the overall expense ratio of the Fund was somewhat higher than the average and median expense ratios for the same group of mutual funds. The Trustees recognized the unique nature of the Fund, the superior performance of the Fund, the comparability of the overall expense ratio, the size of the Fund, the specific services of the Advisor and other factors. The Trustees noted in their review that fee rates charged by the Advisor to other clients of the Advisor were not directly comparable to rates charged to the Fund principally because of the significant differences in the services provided.

The Trustees concluded, based upon these and other considerations, that the fees charged to the Fund by the Advisor were fair and reasonable in view of the services provided, the clear disclosure of these fees and expenses in the Fund’s prospectuses, the Fund’s investment performance, and fees and expenses charged to other mutual funds. The Trustees further concluded that there was no indication that the Advisor’s profitability was unusual, viewed in the context of the services provided, the performance of the Fund, and the fees and profitability of other investment management firms.

Economies of Scale. In reviewing the extent to which economies of scale would be realized by the Fund as it grows and whether fee levels reflect economies of scale, the Trustees considered the breakpoint structure for advisory fees chargeable to the Fund, the demonstrated economies of scale enjoyed by the Fund and other Funds of the Trust as they had grown in size, and economies of scale realized by other mutual funds. The Trustees concluded that the Fund has realized and may reasonably be expected to realize further economies of scale for the benefit of its shareholders as it grows in size.

Ancillary Benefits to Advisor. In reviewing benefits enjoyed by the Advisor because of its relationship with the Fund, the Trustees considered the Advisor’s receipt of certain research services, favorable publicity received by the Advisor because of the superior investment performance of certain Funds of the Trust, and the benefits to the Fund from the Advisor’s expansion of its staffing and other resources to serve a broader variety of investment clients. The Trustees concluded, based upon these and other considerations, that there was no unusual or unfair benefit enjoyed by the Advisor, and that the Fund enjoyed benefits by virtue of the Advisor’s engagement by other investment clients.

38    Certified Annual Report

Trustees’ Statement to Shareholders

Not part of the Certified Annual Report

February 8, 2005

The Trustees are concerned that recent commentaries and opinions reported in the media may confuse investors in general as to the supervisory duties of trustees of mutual funds and, in particular, leave Thornburg Investment Trust shareholders uncertain regarding how we discharge our responsibilities in supervising the Funds’ investment advisor and in reviewing the advisor’s contract for renewal. We decided to spell out clearly three principal guidelines that we follow in supervising the Trust’s investment advisor on your behalf.

We begin with the premise that each shareholder selected his or her Fund because its investments are managed by the investment advisor identified in the prospectus and in accordance with the objective and policies described in the prospectus. We realize, as each of you do, that if you believe that your Fund’s stated objective and policies no longer serve your personal investment goals, you can sell your shares and leave the Fund.

Therefore, we believe that our primary supervisory task – our principal obligation to you – is to assess the nature and quality of the advisor’s services, and to confirm that the advisor actively and competently pursues the Fund’s objective, in accordance with the policies set out in the prospectus. To do this, we meet regularly with management to review your Fund’s portfolio and to discuss the advisor’s specific actions and judgments in pursuing the Fund’s objective. We do not substitute our own judgment for the advisor’s decisions in selecting investments; the advisor is paid to exercise its informed judgment on investment decisions, and we seek to confirm, in reviewing the advisor’s performance, that the advisor is doing just that.

Second, while we are conscious of costs and the effect that costs have on shareholders’ returns, we do not seek the lowest fees or expense ratio as our sole or primary objective. We try to make sure that your Fund’s fees and costs are reasonable in relationship to the services rendered and that they are generally in line with those charged by other expert investment advisors, consistent with our belief that the Fund’s investors searched for and expect that expertise and attention and have decided to pay a reasonable price for it. We do not put the management contract “out to bid” as a matter of course, and we would not do so unless we had concluded that the advisor materially had failed to pursue the Fund’s objectives in accordance with its policies, or for other equally important reasons. We believe that any other approach would be inconsistent with your interests and contrary to your expectations when you bought shares of the Fund in the first place.

Finally, because we believe that most Thornburg Fund shareholders have invested with a long-term perspective, we try not to focus too much on the fashions of the moment and on short-term performance. The market will not favor any specific investment objective or set of policies at all times and under all economic circumstances. A fund will experience periods of both high and low returns relative to other funds and other investments. Even if one of our Funds is not favored by the market at a particular time, we believe that the advisor is nonetheless obliged to remain true to the Fund’s objective and policies, and we watch to see that it does so.

Certified Annual Report    39

Planning Options

Retirement and Education Accounts

Thornburg Investment Management offers retirement and education savings accounts that can help you meet a variety of planning challenges. For account applications or further information on any of the accounts below, please call 1-800-847-0200 or go to www.thornburg.com/ira. Your financial advisor can help you determine which plan is right for you.

Individual Retirement Accounts

Individual Retirement Accounts (IRAs) provide a tax-advantaged means to save money for the future. For a detailed outline of the difference between retirement accounts, see www.thornburg.com/ira. Rollovers are available. Call 1-800-847-0200 for more information.

Traditional IRAs – Contributions to Traditional IRAs are tax deductible for eligible individuals, and withdrawals are taxed as additional ordinary income. You may contribute to an IRA if you receive compensation and are under 70 1/2, even if you are covered by an employer retirement plan.

Roth IRAs – Under a Roth IRA, there is no tax deduction for contributions, but there is no income tax on qualified withdrawals. For a more detailed comparison of Traditional and Roth IRAs, please see our web site at www.thornburg.com/ira.

SEP IRAs – Simplified Employee Pension (SEP) IRAs are established by employers. The employer is allowed a tax deduction for contributions made to the SEP Plan and makes contributions to each eligible employee’s SEP IRA on a discretionary basis.

SIMPLE IRAs – Savings Incentive Match Plan for Employees of Small Employers (SIMPLE) is designed to give small business owners a simplified method to establish and contribute to a retirement plan for employees. The employer is allowed a tax deduction for contributions and makes either matching or non-elective contributions to each eligible employee’s SIMPLE IRA. Employees may make salary deferral contributions.

403(b)

A special, tax-advantaged savings vehicle available only to employees of 501(c)(3) organizations, such as charitable, educational, scientific and religious organizations. 403(b) plans are also available to employees of public schools and universities.

Coverdell Education Savings Account

These savings accounts are designed to provide a way to save money for higher education expenses. In an Education Savings Account, earnings and interest grow tax free, and qualified withdrawals used to pay for eligible higher-education expenses are tax- and penalty-free.

Funds Available

The following funds are available in the accounts listed above:

•	Thornburg International Value Fund

•	Thornburg Value Fund

•	Thornburg Core Growth Fund

•	Thornburg Investment Income Builder Fund

•	Thornburg Global Opportunities Fund

•	Thornburg Limited Term U.S. Government Fund

•	Thornburg Limited Term Income Fund

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The Firm

Thornburg Investment Management® is a privately held investment management company based in Santa Fe, New Mexico with assets under management of over $27 billion. Founded in 1982, the firm manages five equity funds, seven bond funds, and separate portfolios for select institutions and individuals.

Investment Philosophy

We seek to preserve and increase the real wealth of the Funds’ shareholders after accounting for inflation, taxes, and investment expenses. We’re committed to disciplined investing and controlling risk in all market environments through laddered bond and focused equity portfolios.

Portfolio Holdings Disclosure

We believe you should know about your portfolio. Our web site keeps investors informed of the Funds’ equity holdings. Go to www.thornburg.com/funds for commentary on our equity fund holdings.

Co-Ownership of Funds

We invest side-by-side with the Funds’ shareholders. Our employees have invested over $130 million in Thornburg Funds.

Investment Manager:	Distributor:

119 East Marcy Street	119 East Marcy Street
Santa Fe, New Mexico 87501	Santa Fe, New Mexico 87501
800.847.0200	800.847.0200

TH864

Thornburg Global Opportunities Fund

The Fund seeks long-term capital appreciation by investing in equity and debt securities of all types from issuers around the world.

The portfolio is diversified to include basic value stocks, but also includes stocks of companies with consistent earnings characteristics and those of emerging franchises, when, in our opinion, these issues are value priced.

Thornburg Bond Funds

•	Thornburg Limited Term Municipal Fund

•	Thornburg Intermediate Municipal Fund

•	Thornburg California Limited Term Municipal Fund

•	Thornburg New Mexico Intermediate Municipal Fund

•	Thornburg New York Intermediate Municipal Fund

•	Thornburg Limited Term U.S. Government Fund

•	Thornburg Limited Term Income Fund

Thornburg invests in short- and intermediate-term investment grade bonds. We ladder the maturities of individual bonds in the portfolios to moderate risk. Laddering involves building a portfolio of bonds with staggered maturities so that a portion of the portfolio will mature each year. We apply this disciplined process in all interest rate environments.

Thornburg Equity Funds

•	Thornburg Value Fund

•	Thornburg International Value Fund

•	Thornburg Core Growth Fund

•	Thornburg Investment Income Builder Fund

•	Thornburg Global Opportunities Fund

Thornburg’s equity research uses a fundamental, yet comprehensive, analytical approach. We invest when and where we perceive compelling value. Thornburg equity funds focus on a limited number of securities so that each holding can impact performance. The equity team searches for firms believed to have a promising future and seeks to buy shares of those companies at a discount to their intrinsic value.

More information at www.thornburg.com

Reduce paper clutter. Receive your shareholder reports and prospectus online instead of through traditional mail. Sign up at www.thornburg.com/edelivery

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Message from the Chairman

Garrett Thornburg Chairman & CEO

November 10, 2006

Dear Fellow Shareholder:

Thornburg Investment Management has a clear mission: to preserve and increase the real wealth of our shareholders. We seek to accomplish this through a range of equity funds that redefine traditional measures of value and growth and through a family of laddered bond funds that focus on quality, stability and minimizing risk over time.

Confirming our strategy, all Thornburg equity funds are highly ranked within their respective categories over the long term.

The Thornburg equity funds employ a comprehensive approach, which is more inclusive than the traditional deep value or high growth approach to stock selection. You can read much more about the stocks in your Fund’s portfolio, and all Thornburg equity funds, at our web site, www.thornburg.com/funds.

During this decade, the average dividend yield paid by equity and hybrid mutual funds has dipped well below 1%. We established Thornburg Investment Income Builder Fund in late 2002 to be clearly different from other equity/hybrid funds by paying attractive dividends today, with a further goal of increasing these in the future. Our record to date shows clear success in achieving each aspect of this mission.

On the bond side, we have always had a highly disciplined approach of laddering short-and intermediate-bond maturities, seeking to provide both an attractive return and relative stability of principal.

An exciting event occurred recently, Thornburg Investment Management is the first U.S. investment manager to complete the independent certification process and receive the CEFEX Certification for Fiduciary Excellence. The Centre for Fiduciary Excellence (CEFEX) is an independent rating and certification organization, providing comprehensive assessments that measure risk and trustworthiness of investment fiduciaries. We are proud to have received certificate #1 from CEFEX for investment managers.

Thank you for investing with us. We will do our best to continue to earn your trust every day.

Sincerely,

Garrett Thornburg

Chairman & CEO

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Important Information

The information presented on the following pages was current as of September 30, 2006. The managers’ views, portfolio holdings, and sector diversification are historical and subject to change. This material should not be deemed a recommendation to buy or sell any of the securities mentioned.

Shares in the Fund carry risks including possible loss of principal. There are special risks associated with international investing, including currency fluctuations, government regulation, political developments, and differences in liquidity. Risks may be associated with investments in emerging markets including illiquidity and volatility. Additionally, the Fund invests a portion of the assets in small capitalization companies which may increase the risk of greater price fluctuations. Funds invested in a limited number of holdings may expose an investor to greater volatility. Shares in the Fund are not deposits or obligations of, or guaranteed or endorsed by, any bank, the Federal Deposit Insurance Corporation, the Federal Reserve Board, or any government agency. There is no guarantee that the Fund will meet its investment objectives.

Performance data given at net asset value (NAV) does not take into account the applicable sales charges. If the sales charges had been included, the performance would have been lower.

From time to time, the Fund may invest in shares of companies through initial public offerings (“IPOs”). IPOs have the potential to produce substantial gains for some of the Funds. There is no assurance that any of the Funds will have continued access to profitable IPOs and as a Fund’s assets grow, the impact of IPO investment may decline. Therefore investors should not rely on these past gains as an indication of future performance.

Glossary

The Morgan Stanley Capital International (MSCI) All Country (AC) World Index – The Morgan Stanley Capital International All Country World Index (MSCI AC World Index) is a market capitalization weighted index composed of over 2,000 companies, and is representative of the market structure of 48 developed and emerging market countries in North and South America, Europe, Africa, and the Pacific Rim. The index is calculated with net dividends reinvested in U.S. dollars.

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Thornburg Global Opportunities Fund

September 30, 2006

This report is certified under the Sarbanes-Oxley Act of 2002, which requires that public companies, including mutual funds, affirm that the information provided in their annual and semiannual shareholder reports fully and fairly represents their financial position.

Certified Annual Report    5

Letter to Shareholders

October 17, 2006

Dear Fellow Shareholder:

Thornburg Global Opportunities Fund (NASDAQ symbol THOAX for the A Shares) was launched on July 28th, 2006. The fiscal year ended September 30, 2006 marks the end of the brief initial reporting period for Thornburg Global Opportunities Fund. The net asset value (NAV) of the Class A shares on September 30, 2006 was $12.86, while the NAV per share at launch was $11.94. Total return of the Fund’s A shares for the period since inception (7/28/06) was 7.71% at NAV compared with 3.73% for the MSCI AC World Index.

The Fund represents an extension of two core competencies of our equity team: a global investment perspective and active fund management. The Thornburg Global Opportunities Fund features some basic characteristics of our other funds that have served us well over the years. Specifically, the Fund employs a focused “promising companies at a discount to intrinsic value” philosophy. The analysts and portfolio managers of other Thornburg equity funds contribute opinions, data, and ideas to this portfolio. Unique to our mutual fund lineup, Thornburg Global Opportunities Fund is a focused portfolio of equity holdings from around the world, selected only with capital appreciation in mind.

We are pleased with the reception that Thornburg Global Opportunities Fund has already seen in the marketplace. We expected to invest our own money in the Fund and labor relatively unnoticed for a couple of years. While still containing a substantial percentage of shares owned by Thornburg principals and their associates, the Fund reached $25 million of assets as of September 30, 2006. This compares very well with our experience launching previous funds.

What makes Thornburg Global Opportunities Fund different? Our market research revealed that over $240 billion is already invested in “global equity” mutual funds. The ten largest of these hold 86% of the sector assets, and these funds average more than 230 different stocks each in their portfolios. Since your Fund holds around 36 stocks, it is certainly different.

You will notice from the report that your Fund’s largest sector weighting in these early days has been energy, a sector that generally has not performed well in recent months. Three out of the eleven negative performers in your portfolio during this initial period were energy stocks, including China Shenhua Energy (China), Apache Corp. (USA), and ENI (Italy). Two pharmaceutical firms, Teva (Israel) and Sanofi-Aventis (France), were also among the otherwise diverse collection of mildly negative performers.

These were more than offset by 27 stocks that delivered positive total returns in the period under review. An initial public offering, New Oriental Education (China), was your portfolio’s top performer. Three telecom companies, Level 3 Communications (USA), NII Holdings (USA), and France Telecom (France), made significant positive contributions, along with Copa Holdings (Panama), Agile Property Holdings (Hong Kong), and Eclipsys Corp. (USA).

6    Certified Annual Report

You can find additional descriptive information about most of the holdings in your portfolio by going to our in-ternet web site, www.thornburg.com/funds. We believe your portfolio is an undervalued collection of businesses.

Thank you for your interest in Thornburg Global Opportunities Fund.

Brian McMahon	W. Vinson Walden, CFA
Co-Portfolio Manager	Co-Portfolio Manager
President & Chief Investment Officer	Managing Director

The matters discussed in this report may constitute forward-looking statements made pursuant to the safe harbor provisions of the Securities Litigation Reform Act of 1995. These include any advisor or portfolio manager prediction, assessment, analysis or outlook for individual securities, industries, investment styles, market sectors and/or markets. These statements involve risks and uncertainties. In addition to the general risks described for each fund in its current prospectus, other factors bearing on these reports include the accuracy of the advisor’s or portfolio manager’s forecasts and predictions, the appropriateness of the investment strategies designed by the advisor or portfolio manager, and the ability of the advisor or portfolio manager to implement their strategies efficiently and successfully. Any one or more of these factors, as well as other risks affecting the securities markets generally, could cause the actual results of any fund to differ materially as compared to its benchmarks.

Certified Annual Report    7

STATEMENT OF ASSETS AND LIABILITIES

Thornburg Global Opportunities Fund	September 30, 2006

ASSETS
Investments at value (cost $23,241,235)	$24,137,409
Cash	119,323
Receivable for fund shares sold	3,498,408
Receivable from investment advisor and other affiliates (Note 3)	34,058
Dividends receivable	14,807
Prepaid expenses and other assets	28,885

Total Assets	27,832,890

LIABILITIES
Payable for securities purchased	2,873,973
Accounts payable and accrued expenses	8,277

Total Liabilities	2,882,250

NET ASSETS	$24,950,640

NET ASSETS CONSIST OF:
Undistributed net investment income	$12,732
Net unrealized appreciation on investments	896,129
Accumulated net realized gain (loss)	110,562
Net capital paid in on shares of beneficial interest	23,931,217

$24,950,640

NET ASSET VALUE:
Class A Shares:
Net asset value and redemption price per share ($8,477,430 applicable to 659,052 shares of beneficial interest outstanding - Note 4)	$12.86

Maximum sales charge, 4.50% of offering price	0.61

Maximum offering price per share	$13.47

Class C Shares:
Net asset value and offering price per share * ($3,504,998 applicable to 272,900 shares of beneficial interest outstanding - Note 4)	$12.84

Class I Shares:
Net asset value, offering and redemption price per share ($12,968,212 applicable to 1,007,721 shares of beneficial interest outstanding - Note 4)	$12.87

*	Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

See notes to financial statements.

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STATEMENT OF OPERATIONS

Thornburg Global Opportunities Fund	For the period from commencement of operations on July 28, 2006 to September 30, 2006

INVESTMENT INCOME:

Dividend income (net of foreign taxes withheld of $1,489)	$24,377
Interest income	11,051

Total Income	35,428

EXPENSES:
Investment advisory fees (Note 3)	16,105
Administration fees (Note 3)
Class A Shares	573
Class C Shares	307
Class I Shares	573
Distribution and service fees (Note 3)
Class A Shares	1,164
Class C Shares	2,533
Transfer agent fees
Class A Shares	2,250
Class C Shares	2,250
Class I Shares	2,250
Registration and filing fees
Class A Shares	16,371
Class C Shares	12,939
Class I Shares	13,009
Custodian fees (Note 3)	4,417
Professional fees	2,291
Accounting fees	125
Trustee fees	77
Other expenses	7,053

Total Expenses	84,287

Less:
Expenses reimbursed by investment advisor (Note 3)	(48,289)
Management fees waived by investment advisor (Note 3)	(10,247)
Distribution and service fees waived (Note 3)	(94)
Fees paid indirectly (Note 3)	(1,108)

Net Expenses	24,549

Net Investment Income	$10,879

Certified Annual Report    9

STATEMENT OF OPERATIONS, CONTINUED

Thornburg Global Opportunities Fund	For the period from commencement of operations on July 28, 2006 to September 30, 2006

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) on:
Investments sold	$110,562
Foreign currency transactions	(2,530)

108,032

Net change in unrealized appreciation (depreciation) on:
Investments	896,174
Foreign currency translations	(45)

896,129

Net Realized and Unrealized Gain	1,004,161

Net Increase in Net Assets Resulting From Operations	$1,015,040

See notes to financial statements.

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STATEMENT OF CHANGES IN NET ASSETS

Thornburg Global Opportunities Fund

For the period from commencement of operations on July 28, 2006 to September 30, 2006
INCREASE (DECREASE) IN NET ASSETS FROM:

OPERATIONS:
Net investment income	$10,879
Net realized gain on investments and foreign currency transactions	108,032
Increase (Decrease) in unrealized appreciation (depreciation) on investments and foreign currency translation	896,129

Net Increase (Decrease) in Net Assets Resulting from Operations	1,015,040

FUND SHARE TRANSACTIONS (NOTE 4):
Class A Shares	8,191,425
Class C Shares	3,351,987
Class I Shares	12,392,188

Net Increase in Net Assets	24,950,640

NET ASSETS:
Beginning of period	0

End of period	$24,950,640

Undistributed net investment income	$12,732

See notes to financial statements.

Certified Annual Report    11

NOTES TO FINANCIAL STATEMENTS

Thornburg Global Opportunities Fund	September 30, 2006

NOTE 1 – ORGANIZATION

Thornburg Global Opportunities Fund, hereinafter referred to as the “Fund,” is a diversified series of Thornburg Investment Trust (the “Trust”). The Fund commenced operations on July 28, 2006. The Trust was organized as a Massachusetts business trust under a Declaration of Trust dated June 3, 1987 and is registered as a diversified, open-end management investment company under the Investment Company Act of 1940, as amended. The Trust is currently issuing eleven series of shares of beneficial interest in addition to those of the Fund: Thornburg Limited Term Municipal Fund, Thornburg California Limited Term Municipal Fund, Thornburg Limited Term U.S. Government Fund, Thornburg New Mexico Intermediate Municipal Fund, Thornburg Intermediate Municipal Fund, Thornburg Limited Term Income Fund, Thornburg Value Fund, Thornburg International Value Fund, Thornburg New York Intermediate Municipal Fund, Thornburg Core Growth Fund, and Thornburg Investment Income Builder Fund. Each series is considered to be a separate entity for financial reporting and tax purposes and bears expenses directly attributable to it. The Fund seeks long-term capital appreciation by investing in equity and debt securities of all types from issuers around the world.

The Fund currently offers three classes of shares of beneficial interest, Class A, Class C, and Institutional Class (Class I) shares. Each class of shares of the Fund represents an interest in the same portfolio of investments of the Fund, except that (i) Class A shares are sold subject to a front-end sales charge collected at the time the shares are purchased and bear a service fee, (ii) Class C shares are sold at net asset value without a sales charge at the time of purchase, but are subject to a contingent deferred sales charge upon redemption within one year, and bear both a service fee and a distribution fee, (iii) Class I shares are sold at net asset value without a sales charge at the time of purchase, and (iv) the respective classes may have different reinvestment privileges and conversion rights. Additionally, the Fund may allocate among its classes certain expenses, to the extent allowable, to specific classes including transfer agent fees, government registration fees, certain printing and postage costs, and administration and legal expenses. Currently, class specific expenses of the Fund are limited to service and distribution fees, administration fees and certain registration and transfer agent expenses.

NOTE 2 – SIGNIFICANT ACCOUNTING POLICIES

Significant accounting policies of the Trust are as follows:

Valuation of Securities: Investments are stated at value based on latest sales prices, normally at 4:00 pm EST reported on national securities exchanges on the last business day of the period. Investments for which no sale is reported are valued at the mean between bid and asked prices or in accordance with such other method as the Trustees may authorize. In any case where a market quotation is not readily available, the Trust’s valuation and pricing committee determines a fair value for the investment using factors approved by the Trustees. Short term obligations having remaining maturities of 60 days or less are valued at amortized cost, which approximates market value.

Foreign Currency Translation: Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the exchange rate of such currencies against the U.S. dollar on the date of valuation. Purchases and sales of securities and income items denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the translation date. When the Fund purchases or sells foreign securities it will customarily enter into a foreign exchange contract to minimize foreign exchange risk from the trade date to the settlement date of such transactions.

The Fund does not separately report the effect of changes in foreign exchange rates from changes in market prices on securities held. Such changes are included in net realized and unrealized gain or loss from investments.

Reported net realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund’s books, and the U.S. dollar equivalent of the amounts actually received or paid.

Net unrealized foreign exchange gains and losses arise from changes in the fair value of assets and liabilities, other than investments in securities at fiscal period end, resulting from changes in exchange rates.

Deferred Taxes: The Fund is subject to a tax imposed on net realized gains of securities of certain foreign countries. The Fund records an estimated deferred tax liability for net unrealized gains on these securities as reflected in the accompanying financial statements.

Federal Income Taxes: It is the policy of the Trust to comply with the provisions of the Internal Revenue Code applicable to “regulated investment companies” and to distribute all taxable income, including any net realized gain on investments of the Fund to the shareholders. Therefore, no provision for Federal income taxes is required.

When-Issued and Delayed Delivery Transactions: The Trust may engage in when-issued or delayed delivery transactions. To the extent the Trust engages in such transactions, it will do so for the purpose of acquiring portfolio securities consistent with the Fund’s investment objectives and not for the purpose of investment leverage or to speculate on interest rate and or market changes. At the time the Trust makes a commitment to purchase a security on a when-issued basis, the Fund will record the transaction and reflect the value in determining its net asset value. When effecting such transactions, assets of an amount sufficient

12    Certified Annual Report

NOTES TO FINANCIAL STATEMENTS, CONTINUED

Thornburg Global Opportunities Fund	September 30, 2006

to make payment for the portfolio securities to be purchased will be segregated on the Fund’s records on the trade date. Securities purchased on a when-issued or delayed delivery basis do not earn interest until the settlement date.

Dividends: Dividends to shareholders are generally paid quarterly and are reinvested in additional shares of the Fund at net asset value per share at the close of business on the dividend payment date or, at the shareholder’s option, paid in cash. Net realized capital gains, to the extent available, will be distributed at least annually. Distributions to shareholders are based on income tax regulations and therefore, their characteristics may differ for financial statement and tax purposes.

General: Securities transactions are accounted for on a trade date basis. Interest income is accrued as earned and dividend income is recorded on the ex-dividend date. Certain income from foreign securities is recognized as soon as information is available to the Fund. Realized gains and losses from the sale of securities are recorded on an identified cost basis. Net investment income (other than class specific expenses) and realized and unrealized gains and losses are allocated daily to each class of shares based upon the relative net asset value of outstanding shares of each class of shares at the beginning of the day (after adjusting for the current share activity of the respective class). Expenses common to all funds are allocated among the funds comprising the Trust based upon their relative net asset values or other appropriate allocation methods.

Guarantees and Indemnifications: Under the Trust’s organizational documents, its officers and Trustees are indemnified against certain liability arising out of the performance of their duties to the Fund. Additionally, in the normal course of business the Trust enters into contracts with service providers that contain general indemnification clauses. The Trust’s maximum exposure under these arrangements is unknown. However, based on experience, the Trust expects the risk of loss to be remote.

Use of Estimates: The preparation of financial statements, in conformity with generally accepted accounting principles, requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

NOTE 3 – INVESTMENT ADVISORY FEE AND OTHER TRANSACTIONS WITH AFFILIATES

Pursuant to an investment advisory agreement, Thornburg Investment Management, Inc. (the “Advisor”) serves as the investment advisor and performs services to the Fund for which the fees are payable at the end of each month. For the period ended September 30, 2006, these fees were payable at annual rates ranging from .875 of 1% to .675 of 1% per annum of the average daily net assets of the Fund depending on the Fund’s asset size. For the period ended September 30, 2006, the Advisor voluntarily waived investment Advisory fees of $10,247. The Trust also has entered into an administrative services agreement with the Advisor, whereby the Advisor will perform certain administrative services for the shareholders of each class of the Fund’s shares, and for which fees will be payable at an annual rate of up to .125 of 1% per annum of the average daily net assets attributable to each class of shares. For the period ended September 30, 2006, the Advisor voluntarily reimbursed certain class specific expenses, administrative fees, and distribution fees of $17,695 for Class A shares, $14,857 for Class C shares, and $15,831 for Class I shares.

The Trust has an underwriting agreement with Thornburg Securities Corporation (the “Distributor”, an affiliate of the Advisor), which acts as the Distributor of the Fund’s shares. For the period ended September 30, 2006, the Distributor has advised the Fund that it earned commissions aggregating $5,559 from the sale of Class A shares of the Fund and collected contingent deferred sales charges aggregating $735 from redemptions of Class C shares of the Fund.

Pursuant to a service plan under Rule 12b-1 of the Investment Company Act of 1940, the Fund may reimburse to the Advisor an amount not to exceed .25 of 1% per annum of its average daily net assets attributable to each class of shares of the Fund for payments made by the Advisor to securities dealers and other financial institutions to obtain various shareholder and distribution related services. The Advisor may pay out of its own resources additional expenses for distribution of the Fund’s shares.

The Trust has also adopted distribution plans pursuant to Rule 12b-1, applicable only to the Fund’s Class C shares, under which the Fund compensates the Distributor for services in promoting the sale of Class C shares of the Fund at an annual rate of up to .75 of 1% of the average daily net assets attributable to Class C shares. Total fees incurred by each class of shares of the Fund under its respective Service and Distribution Plans are set forth in the Statement of Operations.

The Trust has an agreement with the custodian bank to indirectly pay a portion of the custodian’s fees through credits earned by the Fund’s cash on deposit with the bank. This deposit agreement is an alternative to overnight investments. Custodial fees have been adjusted to reflect amounts that would have been paid without this agreement, with a corresponding adjustment reflected as fees paid indirectly in the Statement of Operations. For the period ended September 30, 2006, fees paid indirectly were $1,108. This figure may include additional fees waived by the Custodian.

Certain officers and Trustees of the Trust are also officers and/or Directors of the Advisor and Distributor. The compensation of independent Trustees is borne by the Trust.

Certified Annual Report    13

NOTES TO FINANCIAL STATEMENTS, CONTINUED

Thornburg Global Opportunities Fund	September 30, 2006

NOTE 4 – SHARES OF BENEFICIAL INTEREST

At September 30, 2006, there were an unlimited number of shares of beneficial interest authorized. Transactions in shares of beneficial interest were as follows:

	For the Period Ended* September 30, 2006
	Shares	Amount
Class A Shares
Shares sold	659,222	$8,193,500
Shares repurchased	(170)	(2,075)
Redemption fees received**	—	—

Net Increase (Decrease)	659,052	$8,191,425

Class C Shares
Shares sold	278,996	$3,429,727
Shares repurchased	(6,096)	(77,740)
Redemption fees received**	—	—

Net Increase (Decrease)	272,900	$3,351,987

Class I Shares
Shares sold	1,007,805	$12,393,212
Shares repurchased	(84)	(1,024)
Redemption fees received**	—	—

Net Increase (Decrease)	1,007,721	$12,392,188

*	The Fund commenced operations on July 28, 2006.
**	The Fund charges a redemption fee of 1% of the Class A & Class I shares exchanged within 30 days of purchase. Redemption fees charged to any Class are allocated to all Classes upon receipt of payment based on relative net asset values of each Class or other appropriate allocation methods.

The Advisor, its owners, employees and affiliated entities of the Advisor have invested amounts in the Fund valued at $12,000,265, representing 48.10% of the net asset value as of September 30, 2006.

NOTE 5 – SECURITIES TRANSACTIONS

For the period ended September 30, 2006, the Fund had purchase and sale transactions of investment securities (excluding short-term investments) of $21,898,195 and $866,125, respectively.

NOTE 6 – INCOME TAXES

At September 30, 2006, information on the tax components of capital is as follows:

Cost of investments for tax purpose	$23,241,639

Gross unrealized appreciation on a tax basis	$1,111,218
Gross unrealized depreciation on a tax basis	(215,448)

Net unrealized appreciation (depreciation) on investments (tax basis)	$895,770

Distributable earnings – ordinary income	$12,732
Distributable capital gains	$110,562

In order to account for permanent book/tax differences, the Fund decreased net capital paid in on shares of beneficial interest by $4,383, increased undistributed net realized investment gains by $2,530, and increased undistributed net investment income by $1,853. This reclassification has no impact on the net asset value of the Fund. Reclassifications result primarily from unreimbursed stock issuance expenses and foreign currency gains/losses.

At September 30, 2006, the Fund had deferred tax basis currency losses occurring subsequent to inception date of July 28, 2006 of $2,530. For tax purposes, such losses will be reflected in the year ending September 30, 2007.

New Accounting Pronouncement:

On July 13, 2006, the Financial Accounting Standards Board issued Interpretation No. 48, “Accounting for Uncertainty in Income Taxes – an Interpretation of FASB Statement No. 109” (the “Interpretation”). The Interpretation prescribes a comprehensive model for how a company, including the Fund, should recognize, measure, present and disclose in its financial statements uncertain tax positions that the company has taken or expects to take on income tax returns, and also revises certain disclosure requirements. The Interpretation is effective for fiscal years beginning after December 15, 2006. Management has recently begun to evaluate the application of the Interpretation to the Fund and is not in a position at this time to estimate the significance of its impact, if any, on the Fund’s financial statements.

NOTE 7 – FINANCIAL INSTRUMENTS WITH OFF-BALANCE SHEET RISK AND FOREIGN INVESTMENT RISK

There are special risks associated with international investing, including currency fluctuations, government regulation, political developments, and differences in liquidity.

14    Certified Annual Report

FINANCIAL HIGHLIGHTS

Thornburg Global Opportunities Fund

	Period Ended September 30, 2006 (c)
Class A Shares:

PER SHARE PERFORMANCE (for a share outstanding throughout the period)+

Net asset value, beginning of period	$11.94

Income from investment operations:
Net investment income	0.01
Net realized and unrealized gain (loss) on investments	0.91

Total from investment operations	0.92

Less dividends from:
Net investment income	—

Change in net asset value	0.92

NET ASSET VALUE, end of period	$12.86

RATIOS/SUPPLEMENTAL DATA

Total return (a)	7.71%
Ratios to average net assets:
Net investment income	0.34	%(b)
Expenses, after expense reductions	1.70	%(b)
Expenses, after expense reductions and net of custody credits	1.63	%(b)
Expenses, before expense reductions	6.12	%(b)†

Portfolio turnover rate	6.08%

Net assets at end of period (000)	$8,477

(a)	Sales load is not computed in total return, which is not annualized for periods less than one year.
(b)	Annualized.
(c)	Fund commenced operations on July 28, 2006.
†	Due to the size of net assets and fixed expenses, ratios may appear disproportionate.
+	Based on weighted average shares outstanding.

Certified Annual Report    15

FINANCIAL HIGHLIGHTS, CONTINUED

Thornburg Global Opportunities Fund

	Period Ended September 30, 2006 (c)
Class C Shares:

PER SHARE PERFORMANCE (for a share outstanding throughout the period)+

Net asset value, beginning of period	$11.94

Income from investment operations:
Net investment income	(0.01)
Net realized and unrealized gain (loss) on investments	0.91

Total from investment operations	0.90

Less dividends from:
Net investment income	—

Change in net asset value	0.90

Net asset value, end of period	$12.84

RATIOS/SUPPLEMENTAL DATA

Total return (a)	7.54%
Ratios to average net assets:
Net investment income (loss)	(0.40	)%(b)
Expenses, after expense reductions	2.41	%(b)
Expenses, after expense reductions and net of custody credits	2.35	%(b)
Expenses, before expense reductions	9.01	%(b)†

Portfolio turnover rate	6.08%

Net assets at end of period (000)	$3,505

(a)	Not annualized for periods less than one year.
(b)	Annualized.
(c)	Fund commenced operations on July 28, 2006.
†	Due to the size of net assets and fixed expenses, ratios may appear disproportionate.
+	Based on weighted average shares outstanding.

16    Certified Annual Report

FINANCIAL HIGHLIGHTS, CONTINUED

Thornburg Global Opportunities Fund

	Period Ended September 30, 2006 (c)
Class I Shares:

PER SHARE PERFORMANCE (for a share outstanding throughout the period)+

Net asset value, beginning of period	$11.94

Income from investment operations:
Net investment income	0.02
Net realized and unrealized gain (loss) on investments	0.91

Total from investment operations	0.93

Less dividends from:
Net investment income	—

Change in net asset value	0.93

NET ASSET VALUE, end of period	$12.87

RATIOS/SUPPLEMENTAL DATA

Total return (a)	7.79%
Ratios to average net assets:
Net investment income	0.90	%(b)
Expenses, after expense reductions	1.04	%(b)
Expenses, after expense reductions and net of custody credits	0.99	%(b)
Expenses, before expense reductions	2.98	%(b)†

Portfolio turnover rate	6.08%

Net assets at end of period (000)	$12,968

(a)	Not annualized for periods less than one year.
(b)	Annualized.
(c)	Fund commenced operations on July 28, 2006.
†	Due to the size of net assets and fixed expenses, ratios may appear disproportionate.
+	Based on weighted average shares outstanding.

Certified Annual Report    17

SCHEDULE OF INVESTMENTS

Thornburg Global Opportunities Fund	September 30, 2006

CUSIPS: CLASS A - 885-215-343, CLASS C - 885-215-335, CLASS I - 885-215-327

NASDAQ SYMBOLS: CLASS A - THOAX, CLASS C - THOCX, CLASS I - THOIX

SUMMARY OF INDUSTRY EXPOSURE

As of 9/30/06

Energy	17.3%
Telecommunication Services	12.5%
Diversified Financials	8.8%
Health Care Equipment and Services	7.2%
Pharmaceuticals & Biotechnology	7.1%
Consumer Services	7.0%
Insurance	6.7%
Transportation	4.7%
Commercial Services & Supplies	3.7%
Media	3.7%
Banks	2.7%
Real Estate	2.5%
Technology Hardware & Equipment	2.3%
Materials	0.9%
Food & Staples Retailing	0.8%
Software & Services	0.5%
Other Assets & Cash Equivalents	11.6%

SUMMARY OF COUNTRY EXPOSURE (PERCENT OF EQUITY HOLDINGS)

As of 9/30/06

U.S.A.	55.2%
Switzerland	8.9%
China	7.3%
Hong Kong	5.3%
Israel	5.0%
Australia	4.7%
Greece	3.5%
Italy	3.5%
Panama	3.0%
France	2.7%
Mexico	0.9%

	Shares/ Principal Amount	Value
COMMON STOCK — 88.33%
BANKS — 2.66%
COMMERCIAL BANKS — 2.66%
China Merchants Bank Co., Ltd+	84,500	$119,078
US Bancorp	16,400	544,808

		663,886

COMMERCIAL SERVICES & SUPPLIES — 3.73%
COMMERCIAL SERVICES & SUPPLIES — 3.73%
FTI Consulting Inc.+	37,100	929,726

		929,726

18    Certified Annual Report

SCHEDULE OF INVESTMENTS, CONTINUED

Thornburg Global Opportunities Fund	September 30, 2006

	Shares/ Principal Amount	Value
CONSUMER SERVICES — 7.02%
DISCRETIONARY CONSUMER SERVICES — 0.97%
New Oriental Education & Technology Group, Inc. ADR+	10,000	$242,500
HOTELS RESTAURANTS & LEISURE — 6.05%
Las Vegas Sands Corp.+	10,700	731,345
OPAP SA	23,100	776,605

		1,750,450

DIVERSIFIED FINANCIALS — 8.80%
CAPITAL MARKETS — 3.79%
Charles Schwab Corp.	18,800	336,520
UBS AG	10,200	610,124
DIVERSIFIED FINANCIAL SERVICES — 5.01%
Hong Kong Exchanges & Clearing Ltd.	75,000	548,186
Resource America, Inc.	33,700	700,960

		2,195,790

ENERGY — 17.25%
OIL, GAS & CONSUMABLE FUELS — 17.25%
Apache Corp.	15,950	1,008,040
Centennial Coal Co. Ltd	380,500	1,044,789
ChevronTexaco Corp.	11,650	755,619
China Shenhua Energy	449,000	722,632
Eni S.p.A.	26,100	773,823

		4,304,903

FOOD & STAPLES RETAILING — 0.80%
FOOD & STAPLES RETAILING — 0.80%
Wal-Mart de Mexico	58,600	199,576

		199,576

HEALTH CARE EQUIPMENT & SERVICES — 7.21%
HEALTH CARE PROVIDERS & SERVICES — 7.21%
Eclipsys Corp.+	66,000	1,182,060
WellPoint, Inc.+	8,000	616,400

		1,798,460

INSURANCE — 6.74%
INSURANCE — 6.74%
American International Group, Inc.	15,200	1,007,152
Swiss Re	8,825	675,372

		1,682,524

Certified Annual Report    19

SCHEDULE OF INVESTMENTS, CONTINUED

Thornburg Global Opportunities Fund	September 30, 2006

	Shares/ Principal Amount	Value
MATERIALS — 0.85%
METALS & MINING — 0.85%
Southern Copper Corp.	2,300	$212,750

		212,750

MEDIA — 3.72%
MEDIA — 3.72%
Comcast Corp.+	25,200	927,612

		927,612

PHARMACEUTICALS & BIOTECHNOLOGY — 7.08%
BIOTECHNOLOGY — 2.68%
Bachem Holding AG	10,100	669,564
PHARMACEUTICALS — 4.40%
Teva Pharmaceutical Industries Ltd.ADR	32,200	1,097,698

		1,767,262

REAL ESTATE — 2.50%
REAL ESTATE — 2.50%
Agile Property Holdings Ltd.	764,000	622,645

		622,645

SOFTWARE & SERVICES — 0.47%
IT SERVICES — 0.47%
Bearingpoint, Inc. Co.+	15,000	117,900

		117,900

TECHNOLOGY HARDWARE & EQUIPMENT — 2.30%
COMPUTERS & PERIPHERALS — 2.30%
Dell, Inc.+	25,100	573,284

		573,284

TELECOMMUNICATION SERVICES — 12.46%
DIVERSIFIED TELECOMMUNICATION SERVICES — 6.63%
France Telecom SA	26,100	599,323
Level 3 Communications, Inc.+	197,100	1,054,485
WIRELESS TELECOMMUNICATION SERVICES — 5.83%
American Tower Corp.+	12,300	448,950
NII Holdings, Inc.+	16,200	1,006,992

		3,109,750

20    Certified Annual Report

SCHEDULE OF INVESTMENTS, CONTINUED

Thornburg Global Opportunities Fund	September 30, 2006

	Shares/ Principal Amount	Value
TRANSPORTATION — 4.74%
AIRLINES — 2.64%
Copa Holdings SA	19,200	$659,136
TRANSPORTATION INFRASTRUCTURE — 2.10%
China Merchants Holdings International Co. Ltd.	178,000	523,153

		1,182,289

TOTAL COMMON STOCK (Cost $21,142,633)		22,038,807

SHORT TERM INVESTMENTS — 8.41%
Federal Home Loan Bank, 5.11%, 10/3/2006	$600,000	599,829
Prudential Funding Corp., 5.20%, 10/10/2006	500,000	499,350
Toyota Credit de Puerto Rico Corp., 5.20%, 10/5/2006	1,000,000	999,423

TOTAL SHORT TERM INVESTMENTS (Cost $2,098,602)		2,098,602

TOTAL INVESTMENTS — 96.74% (Cost $23,241,235)		$24,137,409

OTHER ASSETS LESS LIABILITIES — 3.26%		813,231

NET ASSETS — 100.00%		$24,950,640

Footnote Legend

+	Non-income producing

See notes to financial statements.

Portfolio Abbreviations

To simplify the listings of securities, abbreviations are used per the table below:

ADR American	Depository Receipt

Certified Annual Report    21

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Thornburg Global Opportunities Fund

To the Trustees and Shareholders of

Thornburg Global Opportunities Fund

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Thornburg Global Opportunities Fund (one of the portfolios constituting Thornburg Investment Trust, hereafter referred to as the “Fund”) at September 30, 2006, and the results of its operations, the changes in its net assets, and the financial highlights for the period from July 28, 2006 to September 30, 2006, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements based on our audit. We conducted our audit of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audit, which included confirmation of securities at September 30, 2006 by correspondence with the custodian and brokers, provides a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

New York, New York

November 16, 2006

22    Certified Annual Report

EXPENSE EXAMPLE

Thornburg Global Opportunities Fund	September 30, 2006 (Unaudited)

As a shareholder of the Fund, you incur two types of costs:

(1) transaction costs, including

(a) sales charges (loads) on purchase payments, for Class A shares;

(b) a deferred sales charge on redemptions of any part or all of a purchase of $1 million of Class A shares within 12 months of purchase;

(c) a deferred sales charge on redemptions of Class C shares within 12 months of purchase;

(d) a 30-day redemption fee on Class A and Class I shares;

(2) ongoing costs, including management fees; distribution and/or service (12b-1) fees; and other Fund expenses.

This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested on March 31, 2006 and held until September 30, 2006.

Actual Expenses

The first line of the table at right provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table at right provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

	Beginning Account Value 3/31/06	Ending Account Value 9/30/06	Expenses Paid During Period† 3/31/06–9/30/06
Class A Shares
Actual	$1,000.00	$1,217.07	$9.04
Hypothetical*	$1,000.00	$1,016.92	$8.22

Class C Shares
Actual	$1,000.00	$1,212.28	$13.03
Hypothetical*	$1,000.00	$1,013.29	$11.86

Class I Shares
Actual	$1,000.00	$1,219.32	$5.50
Hypothetical*	$1,000.00	$1,020.11	$5.01

†	Expenses are equal to the annualized expense ratio for each class (A: 1.63%; C: 2.35%; I: 0.99%) multiplied by the average account value over the period, multiplied by 183/365 to reflect the one-half year period.
*	Hypothetical assumes a rate of return of 5% per year before expenses.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Certified Annual Report    23

INDEX COMPARISON

Thornburg Global Opportunities Fund	September 30, 2006 (Unaudited)

TOTAL RETURNS*

For periods ended September 30, 2006 (with sales charge)

Since Inception
A Shares (Inception: 07/28/06)	2.88%
C Shares (Inception: 07/28/06)	6.54%
MSCI AC World Index (Since: 07/28/06)	3.73%

*	Not annualized

Performance data quoted represents past performance and does not guarantee future results. Investment return and principal value will fluctuate so that upon redemption, investor’s shares may be worth more or less than their original cost. Current performance may be lower or higher than the data quoted. For performance data current to the most recent month end, visit www.thornburg.com. The performance data does not reflect the deduction of taxes that a shareholder would pay on distributions or the redemption of Fund shares.

Returns reflect the reinvestment of dividends and capital gains as well as applicable sales charges. Class A shares are sold with a maximum sales charge of 4.50%. Class C shares are subject to a 1% CDSC for the first year only. Class A shares are subject to a 1% 30-day redemption fee.

The Morgan Stanley Capital International All Country World Index (MSCI AC World Index) is a market capitalization weighted index composed of over 2,000 companies, and is representative of the market structure of 48 developed and emerging market countries in North and South America, Europe, Africa, and the Pacific Rim. The index is calculated with net dividends reinvested in U.S. dollars. Investors may not make direct investments into any index.

24    Certified Annual Report

TRUSTEES AND OFFICERS

Thornburg Global Opportunities Fund	September 30, 2006 (Unaudited)

Name, Age, Position Held with Fund Year Elected	Principal Occupation(s) During Past Five Years	Other Directorships Held by Trustee
INTERESTED TRUSTEES(1)(2)(4)

Garrett Thornburg, 60 Chairman of Trustees, Trustee since 1987(3)	CEO, Chairman and controlling shareholder of Thornburg Investment Management, Inc. (investment advisor) and Thornburg Securities Corporation (securities dealer); Chairman of Thornburg Limited Term Municipal Fund, Inc. (registered investment company) to 2004; CEO and Chairman of Thornburg Mortgage, Inc. (real estate investment trust); Chairman of Thornburg Mortgage Advisory Corporation (investment manager to Thornburg Mortgage, Inc.).	Director of Thornburg Mortgage, Inc. (real estate investment trust)

Brian J. McMahon, 50 Trustee since 2001, Member of Governance & Nominating Committee, President since 1997(5)(6)	President, Managing Director, Chief Investment Officer, and Co-Portfolio Manager of Thornburg Investment Management, Inc.; President of Thornburg Limited Term Municipal Fund, Inc. to 2004.	None

INDEPENDENT TRUSTEES(1)(2)(4)

David A. Ater, 61 Trustee since 1994, Member of Audit Committee and Governance & Nominating Committee	Principal in Ater & Associates, Santa Fe, NM (developer, planner and broker of residential and commercial real estate); owner, developer and broker for various real estate projects.	Director of Thornburg Mortgage, Inc. (real estate investment trust)

David D. Chase, 65 Chairman of Audit Committee, Trustee since 2000	Chairman, President, CEO, and Managing Member of Vestor Associates, LLC, the general partner of Vestor Partners, LP, Santa Fe, NM (private equity fund); Chairman and CEO of Vestor Holdings, Inc., Santa Fe, NM (merchant bank).	None

Eliot R. Cutler, 60 Chairman of Governance & Nominating Committee, Trustee since 2004	Partner, Akin, Gump, Strauss, Hauer & Feld, LLP,Washington, D.C. (law firm)	Director of Thornburg Mortgage, Inc. (real estate investment trust)

Susan H. Dubin, 57 Trustee since 2004, Member of Audit Committee	President of Dubin Investments, Ltd., Greenwich, CT (private investment fund); Director and officer of various charitable organizations.	None

Owen D. Van Essen, 52 Trustee since 2004, Member of Governance & Nominating Committee	President of Dirks, Van Essen & Murray, Santa Fe, NM (newspaper mergers and acquisitions).	None

James W. Weyhrauch, 47 Trustee since 1996, Member of Audit Committee	Real estate broker, Santa Fe Properties, Santa Fe, NM since 2004; President and CEO from 1997–2004, and Vice Chairman 2004 to date, Nambé Mills, Inc., Santa Fe, NM (manufacturer).	None

Certified Annual Report    25

TRUSTEES AND OFFICERS, CONTINUED

Thornburg Global Opportunities Fund	September 30, 2006 (Unaudited)

Name, Age, Position Held with Fund Year Elected	Principal Occupation(s) During Past Five Years	Other Directorships Held by Trustee
OFFICERS OF THE FUND (WHO ARE NOT TRUSTEES)(1)(6)(7)

Steven J. Bohlin, 47 Vice President since 1987, Treasurer since 1989	Portfolio Manager, Co-Portfolio Manager, Vice President, and Managing Director of Thornburg Investment Management, Inc.; Vice President of Thornburg Limited Term Municipal Fund, Inc. to 2004.	Not applicable

George T. Strickland, 43 Vice President since 1996	Portfolio Manager, Vice President, and Managing Director of Thornburg Investment Management, Inc.; Vice President (to 2004) and Treasurer (2003–2004) of Thornburg Limited Term Municipal Fund, Inc.	Not applicable

William V. Fries, 67 Vice President since 1995	Portfolio Manager, Co-Portfolio Manager, Vice President, and Managing Director of Thornburg Investment Management, Inc.	Not applicable

Leigh Moiola, 39 Vice President since 2001	Vice President and Managing Director of Thornburg Investment Management, Inc.; Vice President of Thornburg Limited Term Municipal Fund, Inc. to 2004.	Not applicable

Kenneth Ziesenheim, 52 Vice President since 1995	Vice President and Managing Director of Thornburg Investment Management, Inc.; President of Thornburg Securities Corporation; Vice President of Thornburg Limited Term Municipal Fund, Inc. to 2004.	Not applicable

Alexander Motola, 36 Vice President since 2001	Portfolio Manager, Vice President, and Managing Director of Thornburg Investment Management, Inc. since 2001.	Not applicable

Wendy Trevisani, 35 Vice President since 1999	Co-Portfolio Manager since 2006, Managing Director since 2004, Vice President, and Associate Portfolio Manager of Thornburg Investment Management, Inc.; Vice President of Thornburg Limited Term Municipal Fund, Inc. to 2002.	Not applicable

Joshua Gonze, 43 Vice President since 1999	Managing Director since 2004, Associate Portfolio Manager and Vice President of Thornburg Investment Management, Inc.; Vice President of Thornburg Limited Term Municipal Fund, Inc. to 2004.	Not applicable

Brad Kinkelaar, 38 Vice President since 1999	Co-Portfolio Manager since 2002, Managing Director since 2004, Vice President since 2000, and Associate Portfolio Manager of Thornburg Investment Management, Inc.	Not applicable

Christopher Ihlefeld, 36 Vice President since 2003	Managing Director since 2006 and Associate Portfolio Manager and Vice President since 2002 of Thornburg Investment Management, Inc.; Vice President of Limited Term Municipal Fund, Inc., 2003–2004.	Not applicable

Leon Sandersfeld, 40 Vice President since 2003	Associate of Thornburg Investment Management, Inc. since 2002; Senior Staff Accountant, Farm Bureau Life Insurance Co. to 2002.	Not applicable

Sasha Wilcoxon, 32 Vice President since 2003, Secretary since 2006	Mutual Fund Support Service Department Manager since 2002 and Associate of Thornburg Investment Management, Inc.	Not applicable

26    Certified Annual Report

TRUSTEES AND OFFICERS, CONTINUED

Thornburg Global Opportunities Fund	September 30, 2006 (Unaudited)

Name, Age, Position Held with Fund Year Elected	Principal Occupation(s) During Past Five Years	Other Directorships Held by Trustee
Ed Maran, 48 Vice President since 2004	Co-Portfolio Manager since 2006, Vice President and Managing Director since 2005, and Associate Portfolio Manager since 2002 of Thornburg Investment Management, Inc.; Analyst, USAA 2001–2002.	Not applicable

Vinson Walden, 36 Vice President since 2004	Co-Portfolio Manager since 2006, Vice President and Managing Director since 2005, and Associate Portfolio Manager since 2002 of Thornburg Investment Management, Inc.; Associate Portfolio Manager, Ibis Management 2002–2004; Associate, Lehman Brothers to 2001.	Not applicable

Van Billops, 40 Vice President since 2006	Associate of Thornburg Investment Management, Inc.	Not applicable

Thomas Garcia, 35 Vice President since 2006	Vice President and Managing Director since 2004, and Associate Portfolio Manager of Thornburg Investment Management, Inc.	Not applicable

Lei Wang, 35 Vice President since 2006	Co-Portfolio Manager and Managing Director since 2006, and Associate Portfolio Manager since 2004 of Thornburg Investment Management, Inc.; Associate, Enso Capital Management, LLC 2002–2004; Associate, Deutsche Bank 2001–2002.	Not applicable

Connor Browne, 27 Vice President since 2006	Co-Portfolio Manager and Managing Director since 2006, and Associate Portfolio Manager since 2001 of Thornburg Investment Management, Inc.	Not applicable

(1)	Each person’s address is 119 East Marcy Street, Santa Fe, New Mexico 87501.
(2)	The Fund is one of twelve separate investment “Funds” or “series” of Thornburg Investment Trust (the “Trust”), which comprises the Thornburg mutual fund complex and is organized as a Massachusetts business trust. The Trust currently has twelve active Funds. Thornburg Investment Management, Inc. is the investment advisor to, and manages, the twelve Funds of the Trust. Each Trustee oversees the twelve Funds of the Trust. (3) Mr.Thornburg is considered an “interested” Trustee under the Investment Company Act of 1940 because he is a director and controlling shareholder of Thornburg Investment Management, Inc., the investment advisor to the twelve active Funds of the Trust, and is the sole director and controlling shareholder of Thornburg Securities Corporation, the distributor of shares for the Trust.
(4)	Each Trustee serves in office until the election and qualification of a successor.
(5)	Mr. McMahon is considered an “interested” Trustee because he is the president of Thornburg Investment Management, Inc.
(6)	The Trust’s president, secretary and treasurer each serve a one-year term or until the election and qualification of a successor; each other officer serves at the pleasure of the Trustees.
(7)	Assistant vice presidents, assistant secretaries and assistant treasurers are not shown.

The Statement of Additional Information for each Fund of the Trust includes additional information about the Trustees and is available, without charge and upon request, by calling 1-800-847-0200.

Certified Annual Report    27

OTHER INFORMATION

Thornburg Global Opportunities Fund	September 30, 2006 (Unaudited)

PORTFOLIO PROXY VOTING

Policies and Procedures:

The Trust has delegated to Thornburg Investment Management, Inc. (the “Advisor”) voting decisions respecting proxies for the Fund’s voting securities. The Advisor makes voting decisions in accordance with its Proxy Voting Policy and Procedures. A description of the Policy and Procedures is available (i) without charge, upon request, by calling the Advisor toll-free at 1-800-847-0200, (ii) on the Thornburg website at www.thornburg.com, and (iii) on the Securities and Exchange Commission’s website at www.sec.gov.

Commencing August 31, 2004, information regarding how proxies were voted is available on or before August 31 of each year for the twelve months ending the preceding June 30. This information is available (i) without charge, upon request by calling the advisor toll-free at 1-800-847-0200, (ii) on the Thornburg website at www.thornburg.com, and (iii) on the Securities and Exchange Commission’s website at www.sec.gov.

AVAILABILITY OF QUARTERLY PORTFOLIO SCHEDULE

The Fund files with the Securities and Exchange Commission schedules of its portfolio holdings on Form N-Q for the first and third quarters of each fiscal year. The Fund’s Forms N-Q are available on the Commission’s website at www.sec.gov, or may be reviewed and copied at the Commission’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. The Fund also makes this information available on its website at www.thornburg.com/download or upon request by calling 1-800-847-0200.

TRUSTEES DELIBERATIONS RESPECTING RENEWAL OF INVESTMENT ADVISORY AGREEMENT

Thornburg Investment Management, Inc. (the “Advisor”) provides investment management services to Thornburg Global Opportunities Fund pursuant to an investment advisory agreement. The advisory agreement for the Fund was initially approved for the Fund by the Trustees at their meeting on April 19, 2006. The Trustees reviewed and approved the continuance of the agreement again on September 12, 2006.

In connection with their general supervision of the Advisor, the Trustees receive and consider reports throughout the year from the Advisor respecting the Advisor’s management of the Fund’s investments. These reports include information about the Fund’s purchase and sale of portfolio investments and explanations from the Advisor respecting investment selections, the investment performance of the Fund, general appraisals of industry and economic prospects and factors, and other matters affecting the Fund and relating to the Advisor’s performance of services for the Fund.

In anticipation of their initial consideration of the advisory agreement for the Fund, the independent Trustees met in independent session on April 18, 2006 to discuss the proposed agreement for the Fund, the Advisor’s service for other Funds of the Trust, the proposed investment objectives and policies of the Fund, and other matters pertaining to the Fund. The independent Trustees also met with the Advisor’s chief investment officer in a subsequent session to discuss in detail the proposed Fund and the Advisor’s services for the Fund. Following these sessions, the Trustees met on April 19, 2006 to consider an adoption of the proposed investment advisory agreement for the Fund and unanimously approved and adopted the agreement for the Fund. In accordance with their established practice, the Trustees determined (with the Advisor’s concurrence) to place the annual review of the Fund’s advisory agreement on the same cycle for review applicable to the other Funds of the Trust. Accordingly, the independent Trustees met in independent session again on September 11, 2006 to review the Advisor’s services for the Fund, and the Trustees approved a continuance of the advisory agreement on September 12, 2006 with the other Funds of the Trust.

The information below summarizes certain factors considered by the Trustees in connection with the determination to initially approve and renew the advisory agreement. In determining to approve and renew the advisory agreement, the Trustees did not identify any single factor as controlling, and this summary does not describe all of the matters considered by the Trustees in making their determination.

Quality of Services; Fund Investment Performance. In considering the nature, extent and quality of services proposed to be provided by the Advisor to the new Fund, the Trustees primarily considered the Advisor’s adherence to the stated objectives and policies of the Trust’s other Funds, its execution of strategies for the other Funds and the investment performance of the Trust’s other equity Funds, noting specifically their deliberations in September 2005 when they considered the renewal of the agreements for the other Funds, and supplemental performance information which was provided to and reviewed by the independent Trustees on April 18, 2006. The Trustees noted in particular the Advisor’s success in executing a variety of investment strategies, and particularly its success in selecting securities issued by foreign companies. The Trustees considered the proposed investment strategies for the Fund and the Advisor’s ability to pursue those strategies, as demonstrated by the Advisor’s services for the other Funds, the Advisor’s creation of a synthetic portfolio to evaluate the proposed strategies, the proposed staffing for the Fund and the Advisor’s other resources. The Trustees concluded, based upon these and other considerations, that Thornburg was prepared to pursue actively and competently the Fund’s stated investment objective in accordance with the Fund’s investment policies to be stated in the Fund’s prospectuses. On September 12, 2006, the Trustees reconsidered their previous deliberations at the time

28    Certified Annual Report

OTHER INFORMATION, CONTINUED

Thornburg Global Opportunities Fund	September 30, 2006 (Unaudited)

they initially approved the advisory agreement for the Fund in April 2006. The Trustees considered limited investment performance information, because the Fund had only commenced investment operations on July 28, 2006. The Trustees determined that the Advisor had faithfully pursued the Fund’s stated objectives, as demonstrated by the Advisor’s selection of investments.

Fees and Expenses; Profitability of Advisor. The Trustees also considered in their April 2006 deliberations the fees proposed to be charged by Thornburg to the Fund. In this regard, the Trustees primarily considered the proposed fees in relation to the expected nature and quality of services to be provided, the fees charged to the Trust’s other equity Funds in relation to the services provided by Thornburg to those Funds, comparison of the proposed fees and expected expenses for the Fund against fees and expenses charged to categories of similar funds, and the Advisor’s proposed waivers of fees and reimbursement of expenses. The Trustees observed in their discussions that the proposed fees and expected expenses, after Thornburg’s waivers of fees and reimbursement of expenses, were generally comparable to average and median expense ratios for different categories of Funds. The Trustees concluded that the fees proposed to be charged to the Fund by the Advisor were fair and reasonable in view of the services to be provided, fees and expenses charged to other mutual funds and the Advisor’s proposed fee waivers and expense reimbursements. The Trustees further concluded in April 2006 that Thornburg’s profitability was not a significant factor in this regard, because it was unlikely to enjoy any profitability from its services for the Fund in the initial period of its operations.

The Trustees noted the proposed breakpoint structure for advisory fees chargeable to the Fund, demonstrated economies of scale enjoyed by other Funds of the Trust as they had grown in size and economies of scale realized by other mutual funds, and concluded that the Fund may reasonably be expected to realize economies of scale for the benefit of its shareholders as it grows in size.

On September 12, 2006, the Trustees again noted the matters considered in their initial review and approval of the proposed fees and estimated expenses of the Fund in April 2006, the Advisor’s reports respecting the services provided by the Advisor since the commencement of the Fund’s investment operations on July 28, 2006, and the Advisor’s intended waivers of fees and reimbursement of Fund expenses consistent with its past practice for new funds. The Trustees did not consider the profitability of the Advisor relative to the Fund, in view of the likelihood that the Advisor would not enjoy any profit from the Fund’s initial operations and the Advisor’s intended waivers of fees and reimbursement of expenses in accordance with its historical practices.

Certified Annual Report    29

Trustees’ Statement to Shareholders

Not part of the Certified Annual Report

February 8, 2005

The Trustees are concerned that recent commentaries and opinions reported in the media may confuse investors in general as to the supervisory duties of trustees of mutual funds and, in particular, leave Thornburg Investment Trust shareholders uncertain regarding how we discharge our responsibilities in supervising the Funds’ investment advisor and in reviewing the advisor’s contract for renewal. We decided to spell out clearly three principal guidelines that we follow in supervising the Trust’s investment advisor on your behalf.

We begin with the premise that each shareholder selected his or her Fund because its investments are managed by the investment advisor identified in the prospectus and in accordance with the objective and policies described in the prospectus. We realize, as each of you do, that if you believe that your Fund’s stated objective and policies no longer serve your personal investment goals, you can sell your shares and leave the Fund.

Therefore, we believe that our primary supervisory task – our principal obligation to you – is to assess the nature and quality of the advisor’s services, and to confirm that the advisor actively and competently pursues the Fund’s objective, in accordance with the policies set out in the prospectus. To do this, we meet regularly with management to review your Fund’s portfolio and to discuss the advisor’s specific actions and judgments in pursuing the Fund’s objective. We do not substitute our own judgment for the advisor’s decisions in selecting investments; the advisor is paid to exercise its informed judgment on investment decisions, and we seek to confirm, in reviewing the advisor’s performance, that the advisor is doing just that.

Second, while we are conscious of costs and the effect that costs have on shareholders’ returns, we do not seek the lowest fees or expense ratio as our sole or primary objective. We try to make sure that your Fund’s fees and costs are reasonable in relationship to the services rendered and that they are generally in line with those charged by other expert investment advisors, consistent with our belief that the Fund’s investors searched for and expect that expertise and attention and have decided to pay a reasonable price for it. We do not put the management contract “out to bid” as a matter of course, and we would not do so unless we had concluded that the advisor materially had failed to pursue the Fund’s objectives in accordance with its policies, or for other equally important reasons. We believe that any other approach would be inconsistent with your interests and contrary to your expectations when you bought shares of the Fund in the first place.

Finally, because we believe that most Thornburg Fund shareholders have invested with a long-term perspective, we try not to focus too much on the fashions of the moment and on short-term performance. The market will not favor any specific investment objective or set of policies at all times and under all economic circumstances. A fund will experience periods of both high and low returns relative to other funds and other investments. Even if one of our Funds is not favored by the market at a particular time, we believe that the advisor is nonetheless obliged to remain true to the Fund’s objective and policies, and we watch to see that it does so.

30    This page is not part of the Annual Report.

Planning Options

Retirement and Education Accounts

Thornburg Investment Management offers retirement and education savings accounts that can help you meet a variety of planning challenges. For account applications or further information on any of the accounts below, please call 1-800-847-0200 or go to www.thornburg.com/ira. Your financial advisor can help you determine which plan is right for you.

Individual Retirement Accounts

Individual Retirement Accounts (IRAs) provide a tax-advantaged means to save money for the future. For a detailed outline of the difference between retirement accounts, see www.thornburg.com/ira. Rollovers are available. Call 1-800-847-0200 for more information.

Traditional IRAs – Contributions to Traditional IRAs are tax deductible for eligible individuals, and withdrawals are taxed as additional ordinary income. You may contribute to an IRA if you receive compensation and are under 70 1/2, even if you are covered by an employer retirement plan.

Roth IRAs – Under a Roth IRA, there is no tax deduction for contributions, but there is no income tax on qualified withdrawals. For a more detailed comparison of Traditional and Roth IRAs, please see our web site at www.thornburg.com/ira.

SEP IRAs – Simplified Employee Pension (SEP) IRAs are established by employers. The employer is allowed a tax deduction for contributions made to the SEP Plan and makes contributions to each eligible employee’s SEP IRA on a discretionary basis.

SIMPLE IRAs – Savings Incentive Match Plan for Employees of Small Employers (SIMPLE) is designed to give small business owners a simplified method to establish and contribute to a retirement plan for employees. The employer is allowed a tax deduction for contributions and makes either matching or non-elective contributions to each eligible employee’s SIMPLE IRA. Employees may make salary deferral contributions.

403(b)

A special, tax-advantaged savings vehicle available only to employees of 501(c)(3) organizations, such as charitable, educational, scientific and religious organizations. 403(b) plans are also available to employees of public schools and universities.

Coverdell Education Savings Account

These savings accounts are designed to provide a way to save money for higher education expenses. In an Education Savings Account, earnings and interest grow tax free, and qualified withdrawals used to pay for eligible higher-education expenses are tax- and penalty-free.

Funds Available

The following funds are available in the accounts listed above:

•	Thornburg International Value Fund

•	Thornburg Value Fund

•	Thornburg Core Growth Fund

•	Thornburg Investment Income Builder Fund

•	Thornburg Global Opportunities Fund

•	Thornburg Limited Term U.S. Government Fund

•	Thornburg Limited Term Income Fund

This page is not part of the Annual Report.    31

The Firm

Thornburg Investment Management® is a privately held investment management company based in Santa Fe, New Mexico with assets under management of over $27 billion. Founded in 1982, the firm manages five equity funds, seven bond funds, and separate portfolios for select institutions and individuals.

Investment Philosophy

We seek to preserve and increase the real wealth of the Funds’ shareholders after accounting for inflation, taxes, and investment expenses. We’re committed to disciplined investing and controlling risk in all market environments through laddered bond and focused equity portfolios.

Portfolio Holdings Disclosure

We believe you should know about your portfolio. Our web site keeps investors informed of the Funds’ equity holdings. Go to www.thornburg.com/funds for commentary on our equity fund holdings.

Co-Ownership of Funds

We invest side-by-side with the Funds’ shareholders. Our employees have invested over $130 million in Thornburg Funds.

Investment Manager:	Distributor:

119 East Marcy Street	119 East Marcy Street
Santa Fe, New Mexico 87501	Santa Fe, New Mexico 87501
800.847.0200	800.847.0200

TH1245

Thornburg Global Opportunities Fund

The Fund seeks long-term capital appreciation by investing in equity and debt securities of all types from issuers around the world.

The portfolio is diversified to include basic value stocks, but also includes stocks of companies with consistent earnings characteristics and those of emerging franchises, when, in our opinion, these issues are value priced.

Thornburg Bond Funds

•	Thornburg Limited Term Municipal Fund

•	Thornburg Intermediate Municipal Fund

•	Thornburg California Limited Term Municipal Fund

•	Thornburg New Mexico Intermediate Municipal Fund

•	Thornburg New York Intermediate Municipal Fund

•	Thornburg Limited Term U.S. Government Fund Thornburg Limited Term Income Fund

Thornburg invests in short- and intermediate-term investment grade bonds. We ladder the maturities of individual bonds in the portfolios to moderate risk. Laddering involves building a portfolio of bonds with staggered maturities so that a portion of the portfolio will mature each year. We apply this disciplined process in all interest rate environments.

Thornburg Equity Funds

•	Thornburg Value Fund

•	Thornburg International Value Fund Thornburg Core Growth Fund

•	Thornburg Investment Income Builder Fund

•	Thornburg Global Opportunities Fund

Thornburg’s equity research uses a fundamental, yet comprehensive, analytical approach. We invest when and where we perceive compelling value. Thornburg equity funds focus on a limited number of securities so that each holding can impact performance. The equity team searches for firms believed to have a promising future and seeks to buy shares of those companies at a discount to their intrinsic value.

More information at www.thornburg.com

Reduce paper clutter. Receive your shareholder reports and prospectus online instead of through traditional mail. Sign up at www.thornburg.com/edelivery

2    This page is not part of the Annual Report.

Message from the Chairman

Garrett Thornburg Chairman & CEO

November 10, 2006

Dear Fellow Shareholder:

Thornburg Investment Management has a clear mission: to preserve and increase the real wealth of our shareholders. We seek to accomplish this through a range of equity funds that redefine traditional measures of value and growth and through a family of laddered bond funds that focus on quality, stability and minimizing risk over time.

Confirming our strategy, all Thornburg equity funds are highly ranked within their respective categories over the long term.

The Thornburg equity funds employ a comprehensive approach, which is more inclusive than the traditional deep value or high growth approach to stock selection. You can read much more about the stocks in your Fund’s portfolio, and all Thornburg equity funds, at our web site, www.thornburg.com/funds.

During this decade, the average dividend yield paid by equity and hybrid mutual funds has dipped well below 1%. We established Thornburg Investment Income Builder Fund in late 2002 to be clearly different from other equity/hybrid funds by paying attractive dividends today, with a further goal of increasing these in the future. Our record to date shows clear success in achieving each aspect of this mission.

On the bond side, we have always had a highly disciplined approach of laddering short-and intermediate-bond maturities, seeking to provide both an attractive return and relative stability of principal.

An exciting event occurred recently, Thornburg Investment Management is the first U.S. investment manager to complete the independent certification process and receive the CEFEX Certification for Fiduciary Excellence. The Centre for Fiduciary Excellence (CEFEX) is an independent rating and certification organization, providing comprehensive assessments that measure risk and trustworthiness of investment fiduciaries. We are proud to have received certificate #1 from CEFEX for investment managers.

Thank you for investing with us. We will do our best to continue to earn your trust every day.

Sincerely,

Garrett Thornburg

Chairman & CEO

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Important Information

The information presented on the following pages was current as of September 30, 2006. The managers’ views, portfolio holdings, and sector diversification are historical and subject to change. This material should not be deemed a recommendation to buy or sell any of the securities mentioned.

Shares in the Fund carry risks including possible loss of principal. There are special risks associated with international investing, including currency fluctuations, government regulation, political developments, and differences in liquidity. Risks may be associated with investments in emerging markets including illiquidity and volatility. Additionally, the Fund invests a portion of the assets in small capitalization companies which may increase the risk of greater price fluctuations. Funds invested in a limited number of holdings may expose an investor to greater volatility. Shares in the Fund are not deposits or obligations of, or guaranteed or endorsed by, any bank, the Federal Deposit Insurance Corporation, the Federal Reserve Board, or any government agency. There is no guarantee that the Fund will meet its investment objectives.

Minimum investments for Class I shares are higher than those for other classes.

From time to time, the Fund may invest in shares of companies through initial public offerings (“IPOs”). IPOs have the potential to produce substantial gains for some of the Funds. There is no assurance that any of the Funds will have continued access to profitable IPOs and as a Fund’s assets grow, the impact of IPO investment may decline. Therefore investors should not rely on these past gains as an indication of future performance.

Glossary

The Morgan Stanley Capital International (MSCI) All Country (AC) World Index – The Morgan Stanley Capital International All Country World Index (MSCI AC World Index) is a market capitalization weighted index composed of over 2,000 companies, and is representative of the market structure of 48 developed and emerging market countries in North and South America, Europe, Africa, and the Pacific Rim. The index is calculated with net dividends reinvested in U.S. dollars.

4    This page is not part of the Annual Report.

Thornburg Global Opportunities Fund

I Shares – September 30, 2006

This report is certified under the Sarbanes-Oxley Act of 2002, which requires that public companies, including mutual funds, affirm that the information provided in their annual and semiannual shareholder reports fully and fairly represents their financial position.

Certified Annual Report    5

Letter to Shareholders

October 17, 2006

Dear Fellow Shareholder:

The fiscal year ended September 30, 2006 marks the end of the brief initial reporting period for Thornburg Global Opportunities Fund. The net asset value (NAV) of the Class I shares on September 30, 2006 was $12.87, while the NAV per share at launch was $11.94. Total return of the Fund’s I shares for the period since inception (7/28/06) was 7.79% compared with 3.73% for the MSCI AC World Index.

Thornburg Global Opportunities Fund (NASDAQ symbol THOIX for the I Shares) was launched on July 28th, 2006. The Fund represents an extension of two core competencies of our equity team: a global investment perspective and active fund management.

The Thornburg Global Opportunities Fund features some basic characteristics of our other funds that have served us well over the years. Specifically, the Fund employs a focused “promising companies at a discount to intrinsic value” philosophy. The analysts and portfolio managers of other Thornburg equity funds contribute opinions, data, and ideas to this portfolio. Unique to our mutual fund lineup, Thornburg Global Opportunities Fund is a focused portfolio of equity holdings from around the world, selected only with capital appreciation in mind.

We are pleased with the reception that Thornburg Global Opportunities Fund has already seen in the marketplace. We expected to invest our own money in the Fund and labor relatively unnoticed for a couple of years. While still containing a substantial percentage of shares owned by Thornburg principals and their associates, the Fund reached $25 million of assets as of September 30. This compares very well with our experience launching previous funds.

What makes Thornburg Global Opportunities Fund different? Our market research revealed that over $240 billion is already invested in “global equity” mutual funds. The ten largest of these hold 86% of the sector assets, and these funds average more than 230 different stocks each in their portfolios. Since your Fund holds around 36 stocks, it is certainly different.

You will notice from the report that your Fund’s largest sector weighting in these early days has been energy, a sector that generally has not performed well in recent months. Three out of the eleven negative performers in your portfolio during this initial period were energy stocks, including China Shenhua Energy (China), Apache Corp. (USA), and ENI (Italy). Two pharmaceutical firms, Teva (Israel) and Sanofi-Aventis (France), were also among the otherwise diverse collection of mildly negative performers.

These were more than offset by 27 stocks that delivered positive total returns in the period under review. An initial public offering, New Oriental Education (China), was your portfolio’s top performer. Three telecom companies, Level 3 Communications (USA), NII Holdings (USA), and France Telecom (France), made significant positive contributions, along with Copa Holdings (Panama), Agile Property Holdings (Hong Kong), and Eclipsys Corp. (USA).

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You can find additional descriptive information about most of the holdings in your portfolio by going to our internet web site, www.thornburg.com/funds. We believe your portfolio is an undervalued collection of businesses.

Thank you for your interest in Thornburg Global Opportunities Fund.

Brian McMahon	W. Vinson Walden, CFA
Co-Portfolio Manager	Co-Portfolio Manager
President & Chief Investment Officer	Managing Director

The matters discussed in this report may constitute forward-looking statements made pursuant to the safe harbor provisions of the Securities Litigation Reform Act of 1995.These include any advisor or portfolio manager prediction, assessment, analysis or outlook for individual securities, industries, investment styles, market sectors and/or markets. These statements involve risks and uncertainties. In addition to the general risks described for each fund in its current prospectus, other factors bearing on these reports include the accuracy of the advisor’s or portfolio manager’s forecasts and predictions, the appropriateness of the investment strategies designed by the advisor or portfolio manager, and the ability of the advisor or portfolio manager to implement their strategies efficiently and successfully. Any one or more of these factors, as well as other risks affecting the securities markets generally, could cause the actual results of any fund to differ materially as compared to its benchmarks.

Certified Annual Report    7

S TATEMENT OF ASSETS AND LIABILITIES

Thornburg Global Opportunities Fund	September 30, 2006

ASSETS
Investments at value (cost $ 23,241,235)	$24,137,409
Cash	119,323
Receivable for fund shares sold	3,498,408
Receivable from investment advisor and other affiliates (Note 3)	34,058
Dividends receivable	14,807
Prepaid expenses and other assets	28,885

Total Assets	27,832,890

LIABILITIES
Payable for securities purchased	2,873,973
Accounts payable and accrued expenses	8,277

Total Liabilities	2,882,250

NET ASSETS	$24,950,640

NET ASSETS CONSIST OF:
Undistributed net investment income	$12,732
Net unrealized appreciation on investments	896,129
Accumulated net realized gain (loss)	110,562
Net capital paid in on shares of beneficial interest	23,931,217

$24,950,640

NET ASSET VALUE:
Class A Shares:
Net asset value and redemption price per share ($8,477,430 applicable to 659,052 shares of beneficial interest outstanding - Note 4)	$12.86

Maximum sales charge, 4.50% of offering price	0.61

Maximum offering price per share	$13.47

Class C Shares:
Net asset value and offering price per share * ($3,504,998 applicable to 272,900 shares of beneficial interest outstanding - Note 4)	$12.84

Class I Shares:
Net asset value, offering and redemption price per share ($12,968,212 applicable to 1,007,721 shares of beneficial interest outstanding - Note 4)	$12.87

*	Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

See notes to financial statements.

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STATEMENT OF OPERATIONS

Thornburg Global Opportunities Fund	For the period from commencement of operations on July 28, 2006 to September 30, 2006

INVESTMENT INCOME:
Dividend income (net of foreign taxes withheld of $ 1,489)	$24,377
Interest income	11,051

Total Income	35,428

EXPENSES:
Investment advisory fees (Note 3)	16,105
Administration fees (Note 3)
Class A Shares	573
Class C Shares	307
Class I Shares	573
Distribution and service fees (Note 3)
Class A Shares	1,164
Class C Shares	2,533
Transfer agent fees
Class A Shares	2,250
Class C Shares	2,250
Class I Shares	2,250
Registration and filing fees
Class A Shares	16,371
Class C Shares	12,939
Class I Shares	13,009
Custodian fees (Note 3)	4,417
Professional fees	2,291
Accounting fees	125
Trustee fees	77
Other expenses	7,053

Total Expenses	84,287

Less:
Expenses reimbursed by investment advisor (Note 3)	(48,289)
Management fees waived by investment advisor (Note 3)	(10,247)
Distribution and service fees waived (Note 3)	(94)
Fees paid indirectly (Note 3)	(1,108)

Net Expenses	24,549

Net Investment Income	$10,879

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STATEMENT OF OPERATIONS, CONTINUED

Thornburg Global Opportunities Fund	For the period from commencement of operations on July 28, 2006 to September 30, 2006

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) on:
Investments sold	$110,562
Foreign currency transactions	(2,530)

108,032

Net change in unrealized appreciation (depreciation) on:
Investments	896,174
Foreign currency translations	(45)

896,129

Net Realized and Unrealized Gain	1,004,161

Net Increase in Net Assets Resulting From Operations	$1,015,040

See notes to financial statements.

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STATEMENT OF CHANGES IN NET ASSETS

Thornburg Global Opportunities Fund

For the period from commencement of operations on July 28, 2006 to September 30, 2006
INCREASE (DECREASE) IN NET ASSETS FROM:

OPERATIONS:
Net investment income	$10,879
Net realized gain on investments and foreign currency transactions	108,032
Increase (Decrease) in unrealized appreciation (depreciation) on investments and foreign currency translation	896,129

Net Increase (Decrease) in Net Assets Resulting from Operations	1,015,040

FUND SHARE TRANSACTIONS (NOTE 4):
Class A Shares	8,191,425
Class C Shares	3,351,987
Class I Shares	12,392,188

Net Increase in Net Assets	24,950,640

NET ASSETS:
Beginning of period	0

End of period	$24,950,640

Undistributed net investment income	$12,732

See notes to financial statements.

Certified Annual Report    11

NOTES TO FINANCIAL STATEMENTS

Thornburg Global Opportunities Fund	September 30, 2006

NOTE 1 – ORGANIZATION

Thornburg Global Opportunities Fund, hereinafter referred to as the “Fund,” is a diversified series of Thornburg Investment Trust (the “Trust”). The Fund commenced operations on July 28, 2006. The Trust was organized as a Massachusetts business trust under a Declaration of Trust dated June 3, 1987 and is registered as a diversified, open-end management investment company under the Investment Company Act of 1940, as amended. The Trust is currently issuing eleven series of shares of beneficial interest in addition to those of the Fund: Thornburg Limited Term Municipal Fund, Thornburg California Limited Term Municipal Fund, Thornburg Limited Term U.S. Government Fund, Thornburg New Mexico Intermediate Municipal Fund, Thornburg Intermediate Municipal Fund, Thornburg Limited Term Income Fund, Thornburg Value Fund, Thornburg International Value Fund, Thornburg New York Intermediate Municipal Fund, Thornburg Core Growth Fund, and Thornburg Investment Income Builder Fund. Each series is considered to be a separate entity for financial reporting and tax purposes and bears expenses directly attributable to it. The Fund seeks long-term capital appreciation by investing in equity and debt securities of all types from issuers around the world.

The Fund currently offers three classes of shares of beneficial interest, Class A, Class C, and Institutional Class (Class I) shares. Each class of shares of the Fund represents an interest in the same portfolio of investments of the Fund, except that (i) Class A shares are sold subject to a front-end sales charge collected at the time the shares are purchased and bear a service fee, (ii) Class C shares are sold at net asset value without a sales charge at the time of purchase, but are subject to a contingent deferred sales charge upon redemption within one year, and bear both a service fee and a distribution fee, (iii) Class I shares are sold at net asset value without a sales charge at the time of purchase, and (iv) the respective classes may have different reinvestment privileges and conversion rights. Additionally, the Fund may allocate among its classes certain expenses, to the extent allowable, to specific classes including transfer agent fees, government registration fees, certain printing and postage costs, and administration and legal expenses. Currently, class specific expenses of the Fund are limited to service and distribution fees, administration fees and certain registration and transfer agent expenses.

NOTE 2 – SIGNIFICANT ACCOUNTING POLICIES

Significant accounting policies of the Trust are as follows:

Valuation of Securities: Investments are stated at value based on latest sales prices, normally at 4:00 pm EST reported on national securities exchanges on the last business day of the period. Investments for which no sale is reported are valued at the mean between bid and asked prices or in accordance with such other method as the Trustees may authorize. In any case where a market quotation is not readily available, the Trust’s valuation and pricing committee determines a fair value for the investment using factors approved by the Trustees. Short term obligations having remaining maturities of 60 days or less are valued at amortized cost, which approximates market value.

Foreign Currency Translation: Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the exchange rate of such currencies against the U.S. dollar on the date of valuation. Purchases and sales of securities and income items denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the translation date. When the Fund purchases or sells foreign securities it will customarily enter into a foreign exchange contract to minimize foreign exchange risk from the trade date to the settlement date of such transactions.

The Fund does not separately report the effect of changes in foreign exchange rates from changes in market prices on securities held. Such changes are included in net realized and unrealized gain or loss from investments.

Reported net realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund’s books, and the U.S. dollar equivalent of the amounts actually received or paid.

Net unrealized foreign exchange gains and losses arise from changes in the fair value of assets and liabilities, other than investments in securities at fiscal period end, resulting from changes in exchange rates.

Deferred Taxes: The Fund is subject to a tax imposed on net realized gains of securities of certain foreign countries. The Fund records an estimated deferred tax liability for net unrealized gains on these securities as reflected in the accompanying financial statements.

Federal Income Taxes: It is the policy of the Trust to comply with the provisions of the Internal Revenue Code applicable to “regulated investment companies” and to distribute all taxable income, including any net realized gain on investments of the Fund to the shareholders. Therefore, no provision for Federal income taxes is required.

When-Issued and Delayed Delivery Transactions: The Trust may engage in when-issued or delayed delivery transactions. To the extent the Trust engages in such transactions, it will do so for the purpose of acquiring portfolio securities consistent with the Fund’s investment objectives and not for the purpose of investment leverage or to speculate on interest rate and or market changes. At the time the Trust makes a commitment to purchase a security on a when-issued basis, the Fund will record the transaction and reflect the value in determining its net asset value. When effecting such transactions, assets of an amount sufficient

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NOTES TO FINANCIAL STATEMENTS, CONTINUED

Thornburg Global Opportunities Fund	September 30, 2006

to make payment for the portfolio securities to be purchased will be segregated on the Fund’s records on the trade date. Securities purchased on a when-issued or delayed delivery basis do not earn interest until the settlement date.

Dividends: Dividends to shareholders are generally paid quarterly and are reinvested in additional shares of the Fund at net asset value per share at the close of business on the dividend payment date or, at the shareholder’s option, paid in cash. Net realized capital gains, to the extent available, will be distributed at least annually. Distributions to shareholders are based on income tax regulations and therefore, their characteristics may differ for financial statement and tax purposes.

General: Securities transactions are accounted for on a trade date basis. Interest income is accrued as earned and dividend income is recorded on the ex-dividend date. Certain income from foreign securities is recognized as soon as information is available to the Fund. Realized gains and losses from the sale of securities are recorded on an identified cost basis. Net investment income (other than class specific expenses) and realized and unrealized gains and losses are allocated daily to each class of shares based upon the relative net asset value of outstanding shares of each class of shares at the beginning of the day (after adjusting for the current share activity of the respective class). Expenses common to all funds are allocated among the funds comprising the Trust based upon their relative net asset values or other appropriate allocation methods.

Guarantees and Indemnifications: Under the Trust’s organizational documents, its officers and Trustees are indemnified against certain liability arising out of the performance of their duties to the Fund. Additionally, in the normal course of business the Trust enters into contracts with service providers that contain general indemnification clauses. The Trust’s maximum exposure under these arrangements is unknown. However, based on experience, the Trust expects the risk of loss to be remote.

Use of Estimates: The preparation of financial statements, in conformity with generally accepted accounting principles, requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

NOTE 3 – INVESTMENT ADVISORY FEE AND OTHER TRANSACTIONS WITH AFFILIATES

Pursuant to an investment advisory agreement, Thornburg Investment Management, Inc. (the “Advisor”) serves as the investment advisor and performs services to the Fund for which the fees are payable at the end of each month. For the period ended September 30, 2006, these fees were payable at annual rates ranging from .875 of 1% to .675 of 1% per annum of the average daily net assets of the Fund depending on the Fund’s asset size. For the period ended September 30, 2006, the Advisor voluntarily waived investment Advisory fees of $10,247. The Trust also has entered into an administrative services agreement with the Advisor, whereby the Advisor will perform certain administrative services for the shareholders of each class of the Fund’s shares, and for which fees will be payable at an annual rate of up to .125 of 1% per annum of the average daily net assets attributable to each class of shares. For the period ended September 30, 2006, the Advisor voluntarily reimbursed certain class specific expenses, administrative fees, and distribution fees of $17,695 for Class A shares, $14,857 for Class C shares, and $15,831 for Class I shares.

The Trust has an underwriting agreement with Thornburg Securities Corporation (the “Distributor”, an affiliate of the Advisor), which acts as the Distributor of the Fund’s shares. For the period ended September 30, 2006, the Distributor has advised the Fund that it earned commissions aggregating $5,559 from the sale of Class A shares of the Fund and collected contingent deferred sales charges aggregating $735 from redemptions of Class C shares of the Fund.

Pursuant to a service plan under Rule 12b-1 of the Investment Company Act of 1940, the Fund may reimburse to the Advisor an amount not to exceed .25 of 1% per annum of its average daily net assets attributable to each class of shares of the Fund for payments made by the Advisor to securities dealers and other financial institutions to obtain various shareholder and distribution related services. The Advisor may pay out of its own resources additional expenses for distribution of the Fund’s shares.

The Trust has also adopted distribution plans pursuant to Rule 12b-1, applicable only to the Fund’s Class C shares, under which the Fund compensates the Distributor for services in promoting the sale of Class C shares of the Fund at an annual rate of up to .75 of 1% of the average daily net assets attributable to Class C shares. Total fees incurred by each class of shares of the Fund under its respective Service and Distribution Plans are set forth in the Statement of Operations.

The Trust has an agreement with the custodian bank to indirectly pay a portion of the custodian’s fees through credits earned by the Fund’s cash on deposit with the bank. This deposit agreement is an alternative to overnight investments. Custodial fees have been adjusted to reflect amounts that would have been paid without this agreement, with a corresponding adjustment reflected as fees paid indirectly in the Statement of Operations. For the period ended September 30, 2006, fees paid indirectly were $1,108. This figure may include additional fees waived by the Custodian.

Certain officers and Trustees of the Trust are also officers and/or Directors of the Advisor and Distributor. The compensation of independent Trustees is borne by the Trust.

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NOTES TO FINANCIAL STATEMENTS, CONTINUED

Thornburg Global Opportunities Fund	September 30, 2006

NOTE 4 – SHARES OF BENEFICIAL INTEREST

At September 30, 2006, there were an unlimited number of shares of beneficial interest authorized. Transactions in shares of beneficial interest were as follows:

	For the Period Ended* September 30, 2006
	Shares	Amount
Class A Shares
Shares sold	659,222	$8,193,500
Shares repurchased	(170)	(2,075)
Redemption fees received**	—	—

Net Increase (Decrease)	659,052	$8,191,425

Class C Shares
Shares sold	278,996	$3,429,727
Shares repurchased	(6,096)	(77,740)
Redemption fees received**	—	—

Net Increase (Decrease)	272,900	$3,351,987

Class I Shares
Shares sold	1,007,805	$12,393,212
Shares repurchased	(84)	(1,024)
Redemption fees received**	—	—

Net Increase (Decrease)	1,007,721	$12,392,188

*	The Fund commenced operations on July 28, 2006.
**	The Fund charges a redemption fee of 1% of the Class A & Class I shares exchanged within 30 days of purchase. Redemption fees charged to any Class are allocated to all Classes upon receipt of payment based on relative net asset values of each Class or other appropriate allocation methods.

The Advisor, its owners, employees and affiliated entities of the Advisor have invested amounts in the Fund valued at $12,000,265, representing 48.10% of the net asset value as of September 30, 2006.

NOTE 5 – SECURITIES TRANSACTIONS

For the period ended September 30, 2006, the Fund had purchase and sale transactions of investment securities (excluding short-term investments) of $21,898,195 and $866,125, respectively.

NOTE 6 – INCOME TAXES

At September 30, 2006, information on the tax components of capital is as follows:

Cost of investments for tax purpose	$23,241,639

Gross unrealized appreciation on a tax basis	$1,111,218
Gross unrealized depreciation on a tax basis	(215,448)

Net unrealized appreciation (depreciation) on investments (tax basis)	$895,770

Distributable earnings – ordinary income	$12,732
Distributable capital gains	$110,562

In order to account for permanent book/tax differences, the Fund decreased net capital paid in on shares of beneficial interest by $4,383, increased undistributed net realized investment gains by $2,530, and increased undistributed net investment income by $1,853. This reclassification has no impact on the net asset value of the Fund. Reclassifications result primarily from unreimbursed stock issuance expenses and foreign currency gains/losses.

At September 30, 2006, the Fund had deferred tax basis currency losses occurring subsequent to inception date of July 28, 2006 of $2,530. For tax purposes, such losses will be reflected in the year ending September 30, 2007.

New Accounting Pronouncement:

On July 13, 2006, the Financial Accounting Standards Board issued Interpretation No. 48, “Accounting for Uncertainty in Income Taxes – an Interpretation of FASB Statement No. 109” (the “Interpretation”). The Interpretation prescribes a comprehensive model for how a company, including the Fund, should recognize, measure, present and disclose in its financial statements uncertain tax positions that the company has taken or expects to take on income tax returns, and also revises certain disclosure requirements. The Interpretation is effective for fiscal years beginning after December 15, 2006. Management has recently begun to evaluate the application of the Interpretation to the Fund and is not in a position at this time to estimate the significance of its impact, if any, on the Fund’s financial statements.

NOTE 7 – FINANCIAL INSTRUMENTS WITH OFF-BALANCE SHEET RISK AND FOREIGN INVESTMENT RISK

There are special risks associated with international investing, including currency fluctuations, government regulation, political developments, and differences in liquidity.

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FINANCIAL HIGHLIGHTS

Thornburg Global Opportunities Fund

	Period Ended September 30, 2006 (c)
Class I Shares:

PER SHARE PERFORMANCE
(for a share outstanding throughout the period)+

Net asset value, beginning of period	$11.94

Income from investment operations:
Net investment income	0.02
Net realized and unrealizedgain (loss) on investments	0.91

Total from investment operations	0.93

Less dividends from:
Net investment income	—

Change in net asset value	0.93

NET ASSET VALUE, end of period	$12.87

RATIOS/SUPPLEMENTAL DATA

Total return (a)	7.79%
Ratios to average net assets:
Net investment income	0.90	%(b)
Expenses, after expense reductions	1.04	%(b)
Expenses, after expense reductions and net of custody credits	0.99	%(b)
Expenses, before expense reductions	2.98	%(b)†

Portfolio turnover rate	6.08%

Net assets at end of period (000)	$12,968

(a)	Not annualized for periods less than one year.
(b)	Annualized.
(c)	Fund commenced operations on July 28, 2006.
†	Due to the size of net assets and fixed expenses, ratios may appear disproportionate.
+	Based on weighted average shares outstanding.

Certified Annual Report    15

SCHEDULE OF INVESTMENTS

Thornburg Global Opportunities Fund	September 30, 2006

CUSIPS: CLASS A - 885-215-343, CLASS C - 885-215-335, CLASS I - 885-215-327

NASDAQ SYMBOLS: CLASS A - THOAX, CLASS C - THOCX, CLASS I - THOIX

SUMMARY OF INDUSTRY EXPOSURE

As of 9/30/06

Energy	17.3%
Telecommunication Services	12.5%
Diversified Financials	8.8%
Health Care Equipment and Services	7.2%
Pharmaceuticals & Biotechnology	7.1%
Consumer Services	7.0%
Insurance	6.7%
Transportation	4.7%
Commercial Services & Supplies	3.7%
Media	3.7%
Banks	2.7%
Real Estate	2.5%
Technology Hardware & Equipment	2.3%
Materials	0.9%
Food & Staples Retailing	0.8%
Software & Services	0.5%
Other Assets & Cash Equivalents	11.6%

SUMMARY OF COUNTRY EXPOSURE (PERCENT OF EQUITY HOLDINGS)

As of 9/30/06

U.S.A.	55.2%
Switzerland	8.9%
China	7.3%
Hong Kong	5.3%
Israel	5.0%
Australia	4.7%
Greece	3.5%
Italy	3.5%
Panama	3.0%
France	2.7%
Mexico	0.9%

	Shares/ Principal Amount	Value
COMMON STOCK — 88.33%
BANKS — 2.66%
COMMERCIAL BANKS — 2.66%
China Merchants Bank Co., Ltd+	84,500	$119,078
US Bancorp	16,400	544,808

		663,886

COMMERCIAL SERVICES & SUPPLIES — 3.73%
COMMERCIAL SERVICES & SUPPLIES — 3.73%
FTI Consulting Inc.+	37,100	929,726

		929,726

16    Certified Annual Report

SCHEDULE OF INVESTMENTS, CONTINUED

Thornburg Global Opportunities Fund	September 30, 2006

	Shares/ Principal Amount	Value
CONSUMER SERVICES — 7.02%
DISCRETIONARY CONSUMER SERVICES — 0.97%
New Oriental Education & Technology Group, Inc. ADR+	10,000	$242,500
HOTELS RESTAURANTS & LEISURE — 6.05%
Las Vegas Sands Corp.+	10,700	731,345
OPAP SA	23,100	776,605

		1,750,450

DIVERSIFIED FINANCIALS — 8.80%
CAPITAL MARKETS — 3.79%
Charles Schwab Corp.	18,800	336,520
UBS AG	10,200	610,124
DIVERSIFIED FINANCIAL SERVICES — 5.01%
Hong Kong Exchanges & Clearing Ltd.	75,000	548,186
Resource America, Inc.	33,700	700,960

		2,195,790

ENERGY — 17.25%
OIL, GAS & CONSUMABLE FUELS — 17.25%
Apache Corp.	15,950	1,008,040
Centennial Coal Co. Ltd	380,500	1,044,789
ChevronTexaco Corp.	11,650	755,619
China Shenhua Energy	449,000	722,632
Eni S.p.A.	26,100	773,823

		4,304,903

FOOD & STAPLES RETAILING — 0.80%
FOOD & STAPLES RETAILING — 0.80%
Wal-Mart de Mexico	58,600	199,576

		199,576

HEALTH CARE EQUIPMENT & SERVICES — 7.21%
HEALTH CARE PROVIDERS & SERVICES — 7.21%
Eclipsys Corp.+	66,000	1,182,060
WellPoint, Inc.+	8,000	616,400

		1,798,460

INSURANCE — 6.74%
INSURANCE — 6.74%
American International Group, Inc.	15,200	1,007,152
Swiss Re	8,825	675,372

		1,682,524

Certified Annual Report    17

SCHEDULE OF INVESTMENTS, CONTINUED

Thornburg Global Opportunities Fund	September 30, 2006

	Shares/ Principal Amount	Value
MATERIALS — 0.85%
METALS & MINING — 0.85%
Southern Copper Corp.	2,300	$212,750

		212,750

MEDIA — 3.72%
MEDIA — 3.72%
Comcast Corp.+	25,200	927,612

		927,612

PHARMACEUTICALS & BIOTECHNOLOGY — 7.08%
BIOTECHNOLOGY — 2.68%
Bachem Holding AG	10,100	669,564
PHARMACEUTICALS — 4.40%
Teva Pharmaceutical Industries Ltd.ADR	32,200	1,097,698

		1,767,262

REAL ESTATE — 2.50%
REAL ESTATE — 2.50%
Agile Property Holdings Ltd.	764,000	622,645

		622,645

SOFTWARE & SERVICES — 0.47%
IT SERVICES — 0.47%
Bearingpoint, Inc. Co.+	15,000	117,900

		117,900

TECHNOLOGY HARDWARE & EQUIPMENT — 2.30%
COMPUTERS & PERIPHERALS — 2.30%
Dell, Inc.+	25,100	573,284

		573,284

TELECOMMUNICATION SERVICES — 12.46%
DIVERSIFIED TELECOMMUNICATION SERVICES — 6.63%
France Telecom SA	26,100	599,323
Level 3 Communications, Inc.+	197,100	1,054,485
WIRELESS TELECOMMUNICATION SERVICES — 5.83%
American Tower Corp.+	12,300	448,950
NII Holdings, Inc.+	16,200	1,006,992

		3,109,750

18    Certified Annual Report

SCHEDULE OF INVESTMENTS, CONTINUED

Thornburg Global Opportunities Fund	September 30, 2006

	Shares/ Principal Amount	Value
TRANSPORTATION — 4.74%
AIRLINES — 2.64%
Copa Holdings SA	19,200	$659,136
TRANSPORTATION INFRASTRUCTURE — 2.10%
China Merchants Holdings International Co. Ltd.	178,000	523,153

		1,182,289

TOTAL COMMON STOCK (Cost $21,142,633)		22,038,807

SHORT TERM INVESTMENTS — 8.41%
Federal Home Loan Bank, 5.11%, 10/3/2006	$600,000	599,829
Prudential Funding Corp., 5.20%, 10/10/2006	500,000	499,350
Toyota Credit de Puerto Rico Corp., 5.20%, 10/5/2006	1,000,000	999,423

TOTAL SHORT TERM INVESTMENTS (Cost $ 2,098,602)		2,098,602

TOTAL INVESTMENTS — 96.74% (Cost $ 23,241,235)		$24,137,409
OTHER ASSETS LESS LIABILITIES — 3.26%		813,231

NET ASSETS — 100.00%		$24,950,640

Footnote Legend

+	Non-income producing

See notes to financial statements.

Portfolio Abbreviations

To simplify the listings of securities, abbreviations are used per the table below:

ADR	American Depository Receipt

Certified Annual Report    19

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Thornburg Global Opportunities Fund

To the Trustees and Class I Shareholders of

Thornburg Global Opportunities Fund

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Thornburg Global Opportunities Fund (one of the portfolios constituting Thornburg Investment Trust, hereafter referred to as the “Fund”) at September 30, 2006, and the results of its operations, the changes in its net assets, and the financial highlights for the Class I shares for the period from July 28, 2006 to September 30, 2006, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements based on our audit. We conducted our audit of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audit, which included confirmation of securities at September 30, 2006 by correspondence with the custodian and brokers, provides a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

New York, New York

November 16, 2006

20    Certified Annual Report

EXPENSE EXAMPLE

Thornburg Global Opportunities Fund	September 30, 2006 (Unaudited)

As a shareholder of the Fund, you incur two types of costs:

(1) transaction costs, including a 30-day redemption fee on Class I shares;

(2) ongoing costs, including management and administrative fees and other Fund expenses.

This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested on March 31, 2006 and held until September 30, 2006.

Actual Expenses

The first line of the table at right provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table at right provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value 3/31/06	Ending Account Value 9/30/06	Expenses Paid During Period† 3/31/06–9/30/06
Class I Shares
Actual	$1,000.00	$1,219.32	$5.50
Hypothetical*	$1,000.00	$1,020.11	$5.01

†	Expenses are equal to the annualized expense ratio for Class I Shares (0.99%) multiplied by the average account value over the period, multiplied by 183/365 to reflect the one-half year period.
*	Hypothetical assumes a rate of return of 5% per year before expenses.

Certified Annual Report    21

INDEX COMPARISON

Thornburg Global Opportunities Fund	September 30, 2006 (Unaudited)

TOTAL RETURNS*

For periods ended September 30, 2006

Since Inception
I Shares (Inception: 07/28/06)	7.79%
MSCI AC World Index (Since: 07/28/06)	3.73%

*	Not annualized

Performance data quoted represents past performance and does not guarantee future results. Investment return and principal value will fluctuate so that upon redemption, investor’s shares may be worth more or less than their original cost. Current performance may be lower or higher than the data quoted. For performance data current to the most recent month end, visit www.thornburg.com. The performance data does not reflect the deduction of taxes that a shareholder would pay on distributions or the redemption of Fund shares.

Returns reflect the reinvestment of dividends and capital gains. There is no up front sales charge for this class of shares. Class I shares are subject to a 1% 30-day redemption fee.

The Morgan Stanley Capital International All Country World Index (MSCI AC World Index) is a market capitalization weighted index composed of over 2,000 companies, and is representative of the market structure of 48 developed and emerging market countries in North and South America, Europe, Africa, and the Pacific Rim. The index is calculated with net dividends reinvested in U.S. dollars. Investors may not make direct investments into any index.

22    Certified Annual Report

TRUSTEES AND OFFICERS

Thornburg Global Opportunities Fund	September 30, 2006 (Unaudited)

Name, Age, Position Held with Fund Year Elected	Principal Occupation(s) During Past Five Years	Other Directorships Held by Trustee
INTERESTED TRUSTEES(1)(2)(4)

Garrett Thornburg, 60 Chairman of Trustees, Trustee since 1987(3)	CEO, Chairman and controlling shareholder of Thornburg Investment Management, Inc. (investment advisor) and Thornburg Securities Corporation (securities dealer); Chairman of Thornburg Limited Term Municipal Fund, Inc. (registered investment company) to 2004; CEO and Chairman of Thornburg Mortgage, Inc. (real estate investment trust); Chairman of Thornburg Mortgage Advisory Corporation (investment manager to Thornburg Mortgage, Inc.).	Director of Thornburg Mortgage, Inc. (real estate investment trust)

Brian J. McMahon, 50 Trustee since 2001, Member of Governance & Nominating Committee, President since 1997(5)(6)	President, Managing Director, Chief Investment Officer, and Co-Portfolio Manager of Thornburg Investment Management, Inc.; President of Thornburg Limited Term Municipal Fund, Inc. to 2004.	None

INDEPENDENT TRUSTEES(1)(2)(4)

David A. Ater, 61 Trustee since 1994, Member of Audit Committee and Governance & Nominating Committee	Principal in Ater & Associates, Santa Fe, NM (developer, planner and broker of residential and commercial real estate); owner, developer and broker for various real estate projects.	Director of Thornburg Mortgage, Inc. (real estate investment trust)

David D. Chase, 65 Chairman of Audit Committee, Trustee since 2000	Chairman, President, CEO, and Managing Member of Vestor Associates, LLC, the general partner of Vestor Partners, LP, Santa Fe, NM (private equity fund); Chairman and CEO of Vestor Holdings, Inc., Santa Fe, NM (merchant bank).	None

Eliot R. Cutler, 60 Chairman of Governance & Nominating Committee, Trustee since 2004	Partner, Akin, Gump, Strauss, Hauer & Feld, LLP,Washington, D.C. (law firm)	Director of Thornburg Mortgage, Inc. (real estate investment trust)

Susan H. Dubin, 57 Trustee since 2004, Member of Audit Committee	President of Dubin Investments, Ltd., Greenwich, CT (private investment fund); Director and officer of various charitable organizations.	None

Owen D. Van Essen, 52 Trustee since 2004, Member of Governance & Nominating Committee	President of Dirks, Van Essen & Murray, Santa Fe, NM (newspaper mergers and acquisitions).	None

James W. Weyhrauch, 47 Trustee since 1996, Member of Audit Committee	Real estate broker, Santa Fe Properties, Santa Fe, NM since 2004; President and CEO from 1997–2004, and Vice Chairman 2004 to date, Nambé Mills, Inc., Santa Fe, NM (manufacturer).	None

Certified Annual Report    23

TRUSTEES AND OFFICERS, CONTINUED

Thornburg Global Opportunities Fund	September 30, 2006 (Unaudited)

Name, Age, Position Held with Fund Year Elected	Principal Occupation(s) During Past Five Years	Other Directorships Held by Trustee
OFFICERS OF THE FUND (WHO ARE NOT TRUSTEES)(1)(6)(7)

Steven J. Bohlin, 47 Vice President since 1987, Treasurer since 1989	Portfolio Manager, Co-Portfolio Manager, Vice President, and Managing Director of Thornburg Investment Management, Inc.; Vice President of Thornburg Limited Term Municipal Fund, Inc. to 2004.	Not applicable

George T. Strickland, 43 Vice President since 1996	Portfolio Manager, Vice President, and Managing Director of Thornburg Investment Management, Inc.; Vice President (to 2004) and Treasurer (2003–2004) of Thornburg Limited Term Municipal Fund, Inc.	Not applicable

William V. Fries, 67 Vice President since 1995	Portfolio Manager, Co-Portfolio Manager, Vice President, and Managing Director of Thornburg Investment Management, Inc.	Not applicable

Leigh Moiola, 39 Vice President since 2001	Vice President and Managing Director of Thornburg Investment Management, Inc.; Vice President of Thornburg Limited Term Municipal Fund, Inc. to 2004.	Not applicable

Kenneth Ziesenheim, 52 Vice President since 1995	Vice President and Managing Director of Thornburg Investment Management, Inc.; President of Thornburg Securities Corporation; Vice President of Thornburg Limited Term Municipal Fund, Inc. to 2004.	Not applicable

Alexander Motola, 36 Vice President since 2001	Portfolio Manager, Vice President, and Managing Director of Thornburg Investment Management, Inc. since 2001.	Not applicable

Wendy Trevisani, 35 Vice President since 1999	Co-Portfolio Manager since 2006, Managing Director since 2004, Vice President, and Associate Portfolio Manager of Thornburg Investment Management, Inc.; Vice President of Thornburg Limited Term Municipal Fund, Inc. to 2002.	Not applicable

Joshua Gonze, 43 Vice President since 1999	Managing Director since 2004, Associate Portfolio Manager and Vice President of Thornburg Investment Management, Inc.; Vice President of Thornburg Limited Term Municipal Fund, Inc. to 2004.	Not applicable

Brad Kinkelaar, 38 Vice President since 1999	Co-Portfolio Manager since 2002, Managing Director since 2004, Vice President since 2000, and Associate Portfolio Manager of Thornburg Investment Management, Inc.	Not applicable

Christopher Ihlefeld, 36 Vice President since 2003	Managing Director since 2006 and Associate Portfolio Manager and Vice President since 2002 of Thornburg Investment Management, Inc.; Vice President of Limited Term Municipal Fund, Inc., 2003–2004.	Not applicable

Leon Sandersfeld, 40 Vice President since 2003	Associate of Thornburg Investment Management, Inc. since 2002; Senior Staff Accountant, Farm Bureau Life Insurance Co. to 2002.	Not applicable

Sasha Wilcoxon, 32 Vice President since 2003, Secretary since 2006	Mutual Fund Support Service Department Manager since 2002 and Associate of Thornburg Investment Management, Inc.	Not applicable

24    Certified Annual Report

TRUSTEES AND OFFICERS, CONTINUED

Thornburg Global Opportunities Fund	September 30, 2006 (Unaudited)

Name, Age, Position Held with Fund Year Elected	Principal Occupation(s) During Past Five Years	Other Directorships Held by Trustee
Ed Maran, 48 Vice President since 2004	Co-Portfolio Manager since 2006, Vice President and Managing Director since 2005, and Associate Portfolio Manager since 2002 of Thornburg Investment Management, Inc.; Analyst, USAA 2001–2002.	Not applicable

Vinson Walden, 36 Vice President since 2004	Co-Portfolio Manager since 2006, Vice President and Managing Director since 2005, and Associate Portfolio Manager since 2002 of Thornburg Investment Management, Inc.; Associate Portfolio Manager, Ibis Management 2002–2004; Associate, Lehman Brothers to 2001.	Not applicable

Van Billops, 40 Vice President since 2006	Associate of Thornburg Investment Management, Inc.	Not applicable

Thomas Garcia, 35 Vice President since 2006	Vice President and Managing Director since 2004, and Associate Portfolio Manager of Thornburg Investment Management, Inc.	Not applicable

Lei Wang, 35 Vice President since 2006	Co-Portfolio Manager and Managing Director since 2006, and Associate Portfolio Manager since 2004 of Thornburg Investment Management, Inc.; Associate, Enso Capital Management, LLC 2002–2004; Associate, Deutsche Bank 2001–2002.	Not applicable

Connor Browne, 27 Vice President since 2006	Co-Portfolio Manager and Managing Director since 2006, and Associate Portfolio Manager since 2001 of Thornburg Investment Management, Inc.	Not applicable

(1)	Each person’s address is 119 East Marcy Street, Santa Fe, New Mexico 87501.
(2)	The Fund is one of twelve separate investment “Funds” or “series” of Thornburg Investment Trust (the “Trust”), which comprises the Thornburg mutual fund complex and is organized as a Massachusetts business trust. The Trust currently has twelve active Funds.Thornburg Investment Management, Inc. is the investment advisor to, and manages, the twelve Funds of the Trust. Each Trustee oversees the twelve Funds of the Trust.
(3)	Mr.Thornburg is considered an “interested” Trustee under the Investment Company Act of 1940 because he is a director and controlling shareholder of Thornburg Investment Management, Inc., the investment advisor to the twelve active Funds of the Trust, and is the sole director and controlling shareholder of Thornburg Securities Corporation, the distributor of shares for the Trust.
(4)	Each Trustee serves in office until the election and qualification of a successor.
(5)	Mr. McMahon is considered an “interested” Trustee because he is the president of Thornburg Investment Management, Inc.
(6)	The Trust’s president, secretary and treasurer each serve a one-year term or until the election and qualification of a successor; each other officer serves at the pleasure of the Trustees.
(7)	Assistant vice presidents, assistant secretaries and assistant treasurers are not shown.

The Statement of Additional Information for each Fund of the Trust includes additional information about the Trustees and is available, without charge and upon request, by calling 1-800-847-0200.

Certified Annual Report    25

OTHER INFORMATION

Thornburg Global Opportunities Fund	September 30, 2006 (Unaudited)

PORTFOLIO PROXY VOTING

Policies and Procedures:

The Trust has delegated to Thornburg Investment Management, Inc. (the “Advisor”) voting decisions respecting proxies for the Fund’s voting securities. The Advisor makes voting decisions in accordance with its Proxy Voting Policy and Procedures. A description of the Policy and Procedures is available (i) without charge, upon request, by calling the Advisor toll-free at 1-800-847-0200, (ii) on the Thornburg website at www.thornburg.com, and (iii) on the Securities and Exchange Commission’s website at www.sec.gov.

Commencing August 31, 2004, information regarding how proxies were voted is available on or before August 31 of each year for the twelve months ending the preceding June 30. This information is available (i) without charge, upon request by calling the advisor toll-free at 1-800-847-0200, (ii) on the Thornburg website at www.thornburg.com, and (iii) on the Securities and Exchange Commission’s website at www.sec.gov.

AVAILABILITY OF QUARTERLY PORTFOLIO SCHEDULE

The Fund files with the Securities and Exchange Commission schedules of its portfolio holdings on Form N-Q for the first and third quarters of each fiscal year. The Fund’s Forms N-Q are available on the Commission’s website at www.sec.gov, or may be reviewed and copied at the Commission’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. The Fund also makes this information available on its website at www.thornburg.com/download or upon request by calling 1-800-847-0200.

TRUSTEES DELIBERATIONS RESPECTING RENEWAL OF INVESTMENT ADVISORY AGREEMENT

Thornburg Investment Management, Inc. (the “Advisor”) provides investment management services to Thornburg Global Opportunities Fund pursuant to an investment advisory agreement. The advisory agreement for the Fund was initially approved for the Fund by the Trustees at their meeting on April 19, 2006. The Trustees reviewed and approved the continuance of the agreement again on September 12, 2006.

In connection with their general supervision of the Advisor, the Trustees receive and consider reports throughout the year from the Advisor respecting the Advisor’s management of the Fund’s investments. These reports include information about the Fund’s purchase and sale of portfolio investments and explanations from the Advisor respecting investment selections, the investment performance of the Fund, general appraisals of industry and economic prospects and factors, and other matters affecting the Fund and relating to the Advisor’s performance of services for the Fund.

In anticipation of their initial consideration of the advisory agreement for the Fund, the independent Trustees met in independent session on April 18, 2006 to discuss the proposed agreement for the Fund, the Advisor’s service for other Funds of the Trust, the proposed investment objectives and policies of the Fund, and other matters pertaining to the Fund. The independent Trustees also met with the Advisor’s chief investment officer in a subsequent session to discuss in detail the proposed Fund and the Advisor’s services for the Fund. Following these sessions, the Trustees met on April 19, 2006 to consider an adoption of the proposed investment advisory agreement for the Fund and unanimously approved and adopted the agreement for the Fund. In accordance with their established practice, the Trustees determined (with the Advisor’s concurrence) to place the annual review of the Fund’s advisory agreement on the same cycle for review applicable to the other Funds of the Trust. Accordingly, the independent Trustees met in independent session again on September 11, 2006 to review the Advisor’s services for the Fund, and the Trustees approved a continuance of the advisory agreement on September 12, 2006 with the other Funds of the Trust.

The information below summarizes certain factors considered by the Trustees in connection with the determination to initially approve and renew the advisory agreement. In determining to approve and renew the advisory agreement, the Trustees did not identify any single factor as controlling, and this summary does not describe all of the matters considered by the Trustees in making their determination.

Quality of Services; Fund Investment Performance. In considering the nature, extent and quality of services proposed to be provided by the Advisor to the new Fund, the Trustees primarily considered the Advisor’s adherence to the stated objectives and policies of the Trust’s other Funds, its execution of strategies for the other Funds and the investment performance of the Trust’s other equity Funds, noting specifically their deliberations in September 2005 when they considered the renewal of the agreements for the other Funds, and supplemental performance information which was provided to and reviewed by the independent Trustees on April 18, 2006. The Trustees noted in particular the Advisor’s success in executing a variety of investment strategies, and particularly its success in selecting securities issued by foreign companies. The Trustees considered the proposed investment strategies for the Fund and the Advisor’s ability to pursue those strategies, as demonstrated by the Advisor’s services for the other Funds, the Advisor’s creation of a synthetic portfolio to evaluate the proposed strategies, the proposed staffing for the Fund and the Advisor’s other resources. The Trustees concluded, based upon these and other considerations, that Thornburg was prepared to pursue actively and competently the Fund’s stated investment objective in accordance with the Fund’s investment policies to be stated in the Fund’s prospectuses. On September 12, 2006, the Trustees reconsidered their previous deliberations at the time

26    Certified Annual Report

OTHER INFORMATION, CONTINUED

Thornburg Global Opportunities Fund	September 30, 2006 (Unaudited)

they initially approved the advisory agreement for the Fund in April 2006. The Trustees considered limited investment performance information, because the Fund had only commenced investment operations on July 28, 2006. The Trustees determined that the Advisor had faithfully pursued the Fund’s stated objectives, as demonstrated by the Advisor’s selection of investments.

Fees and Expenses; Profitability of Advisor. The Trustees also considered in their April 2006 deliberations the fees proposed to be charged by Thornburg to the Fund. In this regard, the Trustees primarily considered the proposed fees in relation to the expected nature and quality of services to be provided, the fees charged to the Trust’s other equity Funds in relation to the services provided by Thornburg to those Funds, comparison of the proposed fees and expected expenses for the Fund against fees and expenses charged to categories of similar funds, and the Advisor’s proposed waivers of fees and reimbursement of expenses. The Trustees observed in their discussions that the proposed fees and expected expenses, after Thornburg’s waivers of fees and reimbursement of expenses, were generally comparable to average and median expense ratios for different categories of Funds. The Trustees concluded that the fees proposed to be charged to the Fund by the Advisor were fair and reasonable in view of the services to be provided, fees and expenses charged to other mutual funds and the Advisor’s proposed fee waivers and expense reimbursements. The Trustees further concluded in April 2006 that Thornburg’s profitability was not a significant factor in this regard, because it was unlikely to enjoy any profitability from its services for the Fund in the initial period of its operations.

The Trustees noted the proposed breakpoint structure for advisory fees chargeable to the Fund, demonstrated economies of scale enjoyed by other Funds of the Trust as they had grown in size and economies of scale realized by other mutual funds, and concluded that the Fund may reasonably be expected to realize economies of scale for the benefit of its shareholders as it grows in size.

On September 12, 2006, the Trustees again noted the matters considered in their initial review and approval of the proposed fees and estimated expenses of the Fund in April 2006, the Advisor’s reports respecting the services provided by the Advisor since the commencement of the Fund’s investment operations on July 28, 2006, and the Advisor’s intended waivers of fees and reimbursement of Fund expenses consistent with its past practice for new funds. The Trustees did not consider the profitability of the Advisor relative to the Fund, in view of the likelihood that the Advisor would not enjoy any profit from the Fund’s initial operations and the Advisor’s intended waivers of fees and reimbursement of expenses in accordance with its historical practices.

Certified Annual Report    27

Trustees’ Statement to Shareholders

Not part of the Certified Annual Report

February 8, 2005

The Trustees are concerned that recent commentaries and opinions reported in the media may confuse investors in general as to the supervisory duties of trustees of mutual funds and, in particular, leave Thornburg Investment Trust shareholders uncertain regarding how we discharge our responsibilities in supervising the Funds’ investment advisor and in reviewing the advisor’s contract for renewal. We decided to spell out clearly three principal guidelines that we follow in supervising the Trust’s investment advisor on your behalf.

We begin with the premise that each shareholder selected his or her Fund because its investments are managed by the investment advisor identified in the prospectus and in accordance with the objective and policies described in the prospectus. We realize, as each of you do, that if you believe that your Fund’s stated objective and policies no longer serve your personal investment goals, you can sell your shares and leave the Fund.

Therefore, we believe that our primary supervisory task – our principal obligation to you – is to assess the nature and quality of the advisor’s services, and to confirm that the advisor actively and competently pursues the Fund’s objective, in accordance with the policies set out in the prospectus. To do this, we meet regularly with management to review your Fund’s portfolio and to discuss the advisor’s specific actions and judgments in pursuing the Fund’s objective. We do not substitute our own judgment for the advisor’s decisions in selecting investments; the advisor is paid to exercise its informed judgment on investment decisions, and we seek to confirm, in reviewing the advisor’s performance, that the advisor is doing just that.

Second, while we are conscious of costs and the effect that costs have on shareholders’ returns, we do not seek the lowest fees or expense ratio as our sole or primary objective. We try to make sure that your Fund’s fees and costs are reasonable in relationship to the services rendered and that they are generally in line with those charged by other expert investment advisors, consistent with our belief that the Fund’s investors searched for and expect that expertise and attention and have decided to pay a reasonable price for it. We do not put the management contract “out to bid” as a matter of course, and we would not do so unless we had concluded that the advisor materially had failed to pursue the Fund’s objectives in accordance with its policies, or for other equally important reasons. We believe that any other approach would be inconsistent with your interests and contrary to your expectations when you bought shares of the Fund in the first place.

Finally, because we believe that most Thornburg Fund shareholders have invested with a long-term perspective, we try not to focus too much on the fashions of the moment and on short-term performance. The market will not favor any specific investment objective or set of policies at all times and under all economic circumstances. A fund will experience periods of both high and low returns relative to other funds and other investments. Even if one of our Funds is not favored by the market at a particular time, we believe that the advisor is nonetheless obliged to remain true to the Fund’s objective and policies, and we watch to see that it does so.

28    This page is not part of the Annual Report.

Planning Options

Retirement and Education Accounts

Thornburg Investment Management offers retirement and education savings accounts that can help you meet a variety of planning challenges. For account applications or further information on any of the accounts below, please call 1-800-847-0200 or go to www.thornburg.com/ira. Your financial advisor can help you determine which plan is right for you.

Individual Retirement Accounts

Individual Retirement Accounts (IRAs) provide a tax-advantaged means to save money for the future. For a detailed outline of the difference between retirement accounts, see www.thornburg.com/ira. Rollovers are available. Call 1-800-847-0200 for more information.

Traditional IRAs – Contributions to Traditional IRAs are tax deductible for eligible individuals, and withdrawals are taxed as additional ordinary income. You may contribute to an IRA if you receive compensation and are under 70 1/2, even if you are covered by an employer retirement plan.

Roth IRAs – Under a Roth IRA, there is no tax deduction for contributions, but there is no income tax on qualified withdrawals. For a more detailed comparison of Traditional and Roth IRAs, please see our web site at www.thornburg.com/ira.

SEP IRAs – Simplified Employee Pension (SEP) IRAs are established by employers. The employer is allowed a tax deduction for contributions made to the SEP Plan and makes contributions to each eligible employee’s SEP IRA on a discretionary basis.

SIMPLE IRAs – Savings Incentive Match Plan for Employees of Small Employers (SIMPLE) is designed to give small business owners a simplified method to establish and contribute to a retirement plan for employees. The employer is allowed a tax deduction for contributions and makes either matching or non-elective contributions to each eligible employee’s SIMPLE IRA. Employees may make salary deferral contributions.

403(b)

A special, tax-advantaged savings vehicle available only to employees of 501(c)(3) organizations, such as charitable, educational, scientific and religious organizations. 403(b) plans are also available to employees of public schools and universities.

Coverdell Education Savings Account

These savings accounts are designed to provide a way to save money for higher education expenses. In an Education Savings Account, earnings and interest grow tax free, and qualified withdrawals used to pay for eligible higher-education expenses are tax- and penalty-free.

Funds Available

The following funds are available in the accounts listed above:

•	Thornburg International Value Fund

•	Thornburg Value Fund

•	Thornburg Core Growth Fund

•	Thornburg Investment Income Builder Fund

•	Thornburg Global Opportunities Fund

•	Thornburg Limited Term U.S. Government Fund

•	Thornburg Limited Term Income Fund

This page is not part of the Annual Report.    29

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30    This page is not part of the Annual Report.

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This page is not part of the Annual Report.    31

The Firm

Thornburg Investment Management® is a privately held investment management company based in Santa Fe, New Mexico with assets under management of over $27 billion. Founded in 1982, the firm manages five equity funds, seven bond funds, and separate portfolios for select institutions and individuals.

Investment Philosophy

We seek to preserve and increase the real wealth of the Funds’ shareholders after accounting for inflation, taxes, and investment expenses.We’re committed to disciplined investing and controlling risk in all market environments through laddered bond and focused equity portfolios.

Portfolio Holdings Disclosure

We believe you should know about your portfolio. Our web site keeps investors informed of the Funds’ equity holdings. Go to www.thornburg.com/funds for commentary on our equity fund holdings.

Co-Ownership of Funds

We invest side-by-side with the Funds’ shareholders. Our employees have invested over $130 million in Thornburg Funds.

Investment Manager:	Distributor:

119 East Marcy Street	119 East Marcy Street
Santa Fe, New Mexico 87501	Santa Fe, New Mexico 87501
800.847.0200	800.847.0200

TH1246

Item 2. Code of Ethics

Thornburg Investment Trust (the “Trust”) has adopted a code of ethics described in Item 2 of Form N-CSR. A copy of the code of ethics is filed as an exhibit to this Form N-CSR.

Item 3. Audit Committee Financial Expert

The Trustees of Thornburg Investment Trust have determined that two members of the Trust’s audit committee, David A. Ater and David D. Chase, are each audit committee financial experts as defined in Item 3 of Form N-CSR. Mr. Ater and Mr. Chase are each independent for purposes of Item 3 of Form N-CSR. The Trustees’ determinations in this regard were based upon their current understandings of the definition of “audit committee financial expert” and current interpretations of the definition. The Trustees call attention to the lack of clarity in the definition, and that shareholders and prospective investors may wish to evaluate independently this definition and the qualifications of the Trust’s audit committee. The definition of “audit committee financial expert,” together with comments on the definition, are set forth in the Securities and Exchange Commission’s website (www.sec.gov).

Item 4. Principal Accountant Fees and Services

Audit Fees

The aggregate fees billed to Thornburg Investment Trust in each of the last two fiscal years ended September 30, 2005 and September 30, 2006, for the audit of the Trust’s financial statements and for services that are normally provided by PricewaterhouseCoopers LLP, registered independent public accounting firm (“PWC”) in connection with statutory and regulatory filings or requirements for those fiscal years are set out below.

	Year Ended September 30, 2005	Year Ended September 30, 2006
Thornburg Investment Trust	$49,000	$313,000

The difference in the relative sizes of the figures shown above for the two years principally due to the fact that the figures show fees as billed to the Trust in the periods shown, in accordance with regulatory requirements, and a given fee may not be shown for the year or period to which it relates (and be shown in a different year) depending upon the date the Trust receives an invoice. Fees reflected in the Funds’ financial statements are accounted for on an accrual basis.

Audit-Related Fees

The fees billed to Thornburg Investment Trust by PWC in each of the last two fiscal years for assurance and related services that are reasonably related to the audit or review of the Trust’s financial statements are set out below.

	Year Ended September 30, 2005	Year Ended September 30, 2006
Thornburg Investment Trust	$3,550	$-0-

The audit-related fees billed to the Trust in the year ended September 30, 2005 related to preparation for and attendance at audit committee meetings.

Tax Fees

The fees billed to Thornburg Investment Trust by PWC in each of the last two fiscal years ended September 30, 2005 and September 30, 2006 for professional services rendered by PWC for tax compliance, tax advice or tax planning are set out below.

	Year Ended September 30, 2005	Year Ended September 30, 2006
Thornburg Investment Trust	$103,900	$89,800

The tax fees billed to the Trust in each of the last two fiscal years were primarily for tax return preparation. The difference in the relative sizes of the figures shown for the two years is due principally to the fact that the figures reflect fees and costs as billed to the Trust in the periods shown, in accordance with regulatory requirements, and a given fee or cost may not be shown for the year to which it relates (and be shown in a different year) depending upon the date the Trust receives an invoice. Fees and costs reflected in the Funds’ financial statements are accounted for on an accrual basis.

All Other Fees

The fees billed to Thornburg Investment Trust by PWC in each of the last two fiscal years ended September 30, 2005 and September 30, 2006 for all other services rendered by PWC to the Trust are set out below.

	Year Ended September 30, 2005	Year Ended September 30, 2006
Thornburg Investment Trust	$9,954	$2,443

The figure shown for the year ended September 30, 2005 pertains to a tax-related training class that was provided to the Trust’s accounting staff in Santa Fe, New Mexico, and includes the fee for the class and the materials prepared by PWC staff members. The figure shown for the year ended September 30, 2006 pertains to travel expenses for the training class that was provided to the Trust’s accounting staff.

PWC performs no services for the investment advisor, the Funds’ principal underwriter or any other person controlling, controlled by, or under common control with the investment advisor which provides ongoing services to the Funds, except that PWC has provided to the investment advisor, Thornburg Investment Management, Inc., attestation of its investment performance presentations. This attestation of the investment advisor’s presentations did not relate directly to the Trust’s operations or financial reporting. The fees billed by PWC for these services were $27,000 and $-0- for the fiscal years ended September 30, 2005 and September 30, 2006, respectively. The Audit Committee has determined that PWC’s performance of the described services for the investment advisor is compatible with PWC’s independence in its audit of the Funds.

Audit Committee Pre-Approval Policies and Procedures

As of September 30, 2006, the Trust’s Audit Committee has not adopted pre-approval policies and procedures. Accordingly, all services provided by PWC to the Funds must be approved beforehand by the Audit Committee.

Item 5. Audit Committee of Listed Registrants

Not applicable.

Item 6. Schedule of Investments

Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies

Not applicable.

Item 8. Portfolio Managers of Closed End Management Investment Companies

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Companies and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders

The authority to consider candidates recommended by the shareholders in accordance with the Trust’s Procedure for Shareholder Communications is committed to the Governance and Nominating Committee.

Item 11. Controls and Procedures

(a) The principal executive officer and the principal financial officer have concluded that Thornburg Investment Trust’s disclosure controls and procedures provide reasonable assurance that material information relating to Thornburg Investment Trust is made known to them by the appropriate persons, based on their evaluation of these controls and procedures as of a date within 90 days prior to the filing date of this report.

(b) There was no change in Thornburg Investment Trust’s internal control over financial reporting that occurred during the registrant’s second fiscal quarter of the period covered by this report (that is, the registrant’s fourth fiscal quarter) that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits

(a) (1)	Code of Business Conduct and Ethics.

(a) (2)	Certifications pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 (17 CFR 70.30a-2(a)) attached hereto as Exhibit 99.CERT.

(a) (3)	Not Applicable

(b)	Certification pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 and Rule 30a-2(b) under the Investment Company Act of 1940 (17 CFR 70.30a-2(b)) attached hereto as Exhibit 99.906CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Thornburg Investment Trust, in respect of Thornburg Limited Term Municipal Fund, Thornburg California Limited Term Municipal Fund, Thornburg Intermediate Municipal Fund, Thornburg New Mexico Intermediate Municipal Fund, Thornburg New York Intermediate Municipal Fund, Thornburg Limited Term U.S. Government Fund, Thornburg Limited Term Income Fund, Thornburg Value Fund, Thornburg International Value Fund, Thornburg Core Growth Fund, Thornburg Investment Income Builder Fund, and Thornburg Global Opportunities Fund (herein referred to as the “Funds”).

By:	/s/ Brian J. McMahon
Brian J. McMahon
President and principal executive officer

Date:	November 21, 2006

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Brian J. McMahon
Brian J. McMahon
President and principal executive officer

Date:	November 21, 2006

By:	/s/ Steven J. Bohlin
Steven J. Bohlin
Treasurer and principal financial officer

Date:	November 21, 2006